UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:    September 30, 2005

Date of reporting period:   March 31, 2006

ITEM 1. REPORT TO SHAREHOLDERS


                                                                [LOGO]
                                                                WELLS  ADVANTAGE
                                                                FARGO  FUNDS
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                                 MARCH 31, 2006
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                               Semi-Annual Report
[PHOTO OMITTED]
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      WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

      Wells Fargo Advantage Asia Pacific Fund

      Wells Fargo Advantage Overseas Fund

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                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
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Table of Contents

Letter to Shareholders ....................................................    1
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Performance Highlights
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   Asia Pacific Fund ......................................................    2
   Overseas Fund ..........................................................    4
Fund Expenses (Unaudited) .................................................    6
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Portfolio of Investments
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   Asia Pacific Fund ......................................................    7
   Overseas Fund ..........................................................   10
Financial Statements
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   Statements of Assets and Liabilities ...................................   14
   Statements of Operations ...............................................   15
   Statements of Changes in Net Assets ....................................   16
   Financial Highlights ...................................................   18
Notes to Financial Highlights .............................................   20
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Notes to Financial Statements .............................................   21
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Other Information (Unaudited) .............................................   26
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List of Abbreviations .....................................................   32
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                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
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THIS PAGE IS INTENTIONALLY LEFT BLANK --

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LETTER TO SHAREHOLDERS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS semi-annual report for the six-month period that ended March 31, 2006. On the following pages, you will find a discussion of each Fund that includes performance highlights, changes to the Fund, and the portfolio managers' strategic outlook. You will also find facts and figures about each Fund.

GLOBAL ECONOMY
--------------------------------------------------------------------------------

      Global economic activity remained strong during the past six months. This continued strength has helped to counterbalance higher energy and basic material prices, as well as more restrictive monetary policies. Both the European Central Bank and Federal Reserve Board continued to raise interest rates during the period, which, given their collective impact, may help to keep prices stable by restraining access to money for development and investment. The Bank of Japan followed in their footsteps and in March 2006 announced the end to its five-year, deflation-fighting policy by taking its first step toward increasing interest rates from zero percent. If energy and commodity prices continue to rise, central banks may persist in raising interest rates in an attempt to ward off inflation. Many companies and countries will continue to monitor the economic progress of the United States as well, because the strength and growth of the world's largest economy continues to have great bearing on its international business partners.

INTERNATIONAL STOCKS
--------------------------------------------------------------------------------

      International stocks continued to perform admirably in the fourth quarter of 2005 and through the first quarter of 2006, with the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index 1 ending the six-month period with a total return of 13.86%. The dollar was generally flat during the period after experiencing slight appreciation in the fourth quarter of 2005 and then experiencing slight depreciation in the first quarter of 2006. Japan, which was one of the strongest-performing countries in the fourth quarter, continued to move higher during the start of 2006 but at a more moderate pace. The ongoing economic recovery in Japan continued to be validated with the release of new economic data. Emerging markets remained among the top performers during the period as investors continued to invest in the economic growth and increasing affluence of these up-and-coming economies.

LOOKING AHEAD
--------------------------------------------------------------------------------

      Many factors can affect the stability of global economic activity, including monetary policies, war, natural disasters, terrorism, and political uncertainty. That's why we believe that successful investing includes taking a balanced, long-term approach that may include domestic and international equities across several asset classes. While diversification may not prevent losses in a downturn, it may help to reduce them and keep you on track to reach your financial goals. To help you reach your diversification goals, we offer funds across every key category, each guided by skillful, independent money managers--our subadvisers--chosen for their focused attention to a particular investment style. We believe that our insistence on seeking outstanding money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move forward to their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM)--we appreciate your confidence in us. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

1 The Morgan Stanley Capital International Europe, Australasia, and Far East ("MSCI EAFE") Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an Index.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS           PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ASIA PACIFIC FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ASIA PACIFIC FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                  SUBADVISER
      Wells Fargo Funds Management, LLC    Wells Capital Management Incorporated
FUND MANAGER                             FUND INCEPTION DATE
      Anthony L. T. Cragg                  12/31/1993

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 24.04% 1 for the six-month period that ended March 31, 2006, outperforming its benchmark, the MSCI AC Asia Pacific Index 2, which returned 16.69% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

      PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS. YOU SHOULD NOT EXPECT THAT SUCH FAVORABLE RETURNS CAN BE CONSISTENTLY ACHIEVED. A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Once again, the Fund's substantial outperformance during the period derived from favorable stock selection, whose large contribution to results was partially offset by a slight negative impact from country allocation. At the stock selection level, our biggest gains came from Australia and Hong Kong/China while selection in South Korea was least effective. From a country allocation perspective compared to the benchmark, underweighting South Korea and overweighting Singapore and Japan helped the most, while underweighting strong-performing Australia and China detracted from performance.

      The Fund's two best-performing holdings were in China and India, respectively. Zijin Mining gained from higher gold prices and increased affluence among Chinese consumers, while Bombay Dyeing benefited from its large holdings in the dynamic Bombay property market. The Fund's next-best performer was Hong Kong-based Shun Tak, a major player in the booming Macau gambling market. Our two weakest performers were both representatives of Japan's small cap market, which did not fare well during the country's broad stock-market correction. These holdings were investment company Sparx Asset Management and Intelligent Wave, a maker of software for financial companies. Our next-biggest laggard was Australia-based Newcrest Mining, which was hurt by disappointing mine-production results.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We took some profits in Japan and reduced our weighting there from about 39% to about 33% of portfolio assets. Nevertheless, we remain optimistic about that market's prospects. We also increased our exposure to Hong Kong/China from about 10% to 12% to take fuller advantage of the exciting growth opportunities we saw in China. Additionally, we remained very comfortable with the Fund's large exposure to Singapore--approximately 15% of the portfolio--whose property markets continue to perform well and where we have identified several stocks that we believe will continue to benefit from regional and Chinese economic growth.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The Fund continues to be structured with what we believe is a healthy balance of larger, more conservative holdings on the one hand and more adventurous, typically smaller investment opportunities on the other. Specific investment themes continue to include precious metals, resources, commodities, property, health care, education, travel and leisure, environmental services, alternative energy, and water. While we remain aware of short-term events that can unsettle markets, we remain very confident in Asia's long-term growth prospects. We believe that the Fund is well positioned to take advantage of a variety of investment opportunities--from the rapid growth seen in China and India to the recovery situations in Japan and Taiwan.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FOREIGN INVESTMENTS PRESENT CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK AND REGIONAL RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of March 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ASIA PACIFIC FUND.

PERFORMANCE HIGHLIGHTS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                 6-Month*   1-Year   5-Year   10-Year
---------------------------------------------------------------------------------------------------------------------
      Asia Pacific Fund - Investor Class (Incept. Date 12/31/1993)                24.04     40.91     19.95    5.82
---------------------------------------------------------------------------------------------------------------------
      Benchmark
---------------------------------------------------------------------------------------------------------------------
         MSCI AC Asia Pacific Index 2                                             16.69     33.86     11.80    2.04
---------------------------------------------------------------------------------------------------------------------

    * RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------------
      Beta**                                                      1.00
-----------------------------------------------------------------------
      Price to Earnings Ratio (trailing 12 months)               22.90x
-----------------------------------------------------------------------
      Price to Book Ratio                                         2.37x
-----------------------------------------------------------------------
      Median Market Cap. ($B)                                  $  1.06
-----------------------------------------------------------------------
      Portfolio Turnover***                                         88%
-----------------------------------------------------------------------

   ** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE MSCI AC ASIA
      PACIFIC INDEX BETA IS 1.00 BY DEFINITION.

  *** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

PORTFOLIO COMPOSITION 3 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Australia                 6%
Bermuda                   1%
China                     2%
Hong Kong                10%
India                     6%
Indonesia                 4%
Japan                    34%
Malaysia                  3%
Philippines               2%
Singapore                17%
South Korea               3%
Taiwan                    7%
Thailand                  4%
Vietnam                   1%

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

      Bombay Dyeing & Manufacturing Company Limited               2.23%
-----------------------------------------------------------------------
      Nomura Holdings Incorporated                                2.05%
-----------------------------------------------------------------------
      Sharp Corporation                                           2.01%
-----------------------------------------------------------------------
      East Japan Railway Company                                  1.95%
-----------------------------------------------------------------------
      Keppel Corporation Limited                                  1.91%
-----------------------------------------------------------------------
      Sega Sammy Holdings Incorporated                            1.87%
-----------------------------------------------------------------------
      Mitsubishi UFJ Financial Group Incorporated                 1.85%
-----------------------------------------------------------------------
      Zijin Mining Group Company Limited Class H                  1.77%
-----------------------------------------------------------------------
      Oxiana Limited                                              1.73%
-----------------------------------------------------------------------
      Fibrechem Technologies Limited                              1.64%
-----------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT 5 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE ASIA PACIFIC          MSCI AC Asia Pacific
                     FUND - Investor Class                       Index
 3/31/1996                    10,000                             10000
 4/30/1996                    10,560                             10518
 5/31/1996                    10,354                             10088
 6/30/1996                    10,356                             10081
 7/31/1996                     9,625                              9573
 8/31/1996                     9,704                              9354
 9/30/1996                     9,674                              9619
10/31/1996                     9,407                              9152
11/30/1996                     9,684                              9405
12/31/1996                     9,556                              8958
 1/31/1997                     9,576                              8345
 2/28/1997                     9,816                              8501
 3/31/1997                     9,436                              8180
 4/30/1997                     9,346                              8349
 5/31/1997                     9,806                              9066
 6/30/1997                     9,931                              9630
 7/31/1997                     9,810                              9447
 8/31/1997                     8,685                              8417
 9/30/1997                     8,504                              8349
10/31/1997                     7,388                              7288
11/30/1997                     6,885                              6851
12/31/1997                     6,594                              6532
 1/31/1998                     6,503                              6850
 2/28/1998                     6,908                              7161
 3/31/1998                     6,795                              6799
 4/30/1998                     6,581                              6638
 5/31/1998                     5,949                              6134
 6/30/1998                     5,389                              6056
 7/31/1998                     5,359                              5972
 8/31/1998                     4,615                              5246
 9/30/1998                     4,798                              5266
10/31/1998                     5,532                              6161
11/30/1998                     6,184                              6498
12/31/1998                     6,387                              6699
 1/31/1999                     6,428                              6752
 2/28/1999                     6,204                              6607
 3/31/1999                     6,866                              7433
 4/30/1999                     7,977                              7992
 5/31/1999                     8,099                              7578
 6/30/1999                     9,433                              8371
 7/31/1999                     9,647                              8892
 8/31/1999                     9,556                              8859
 9/30/1999                     9,464                              9111
10/31/1999                     9,800                              9443
11/30/1999                    11,216                              9949
12/31/1999                    12,521                             10604
 1/31/2000                    12,057                             10231
 2/29/2000                    12,880                              9979
 3/31/2000                    12,606                             10617
 4/30/2000                    10,529                              9817
 5/31/2000                     9,212                              9256
 6/30/2000                     9,981                              9903
 7/31/2000                     9,370                              8979
 8/31/2000                    10,002                              9356
 9/30/2000                     8,938                              8747
10/31/2000                     8,210                              8195
11/30/2000                     8,126                              7900
12/31/2000                     7,895                              7588
 1/31/2001                     8,194                              7792
 2/28/2001                     7,917                              7437
 3/31/2001                     7,087                              7010
 4/30/2001                     7,408                              7397
 5/31/2001                     7,364                              7384
 6/30/2001                     7,264                              7065
 7/31/2001                     6,832                              6618
 8/31/2001                     7,065                              6487
 9/30/2001                     6,035                              5761
10/31/2001                     6,146                              5874
11/30/2001                     6,777                              6154
12/31/2001                     6,908                              6015
 1/31/2002                     7,277                              5791
 2/28/2002                     7,389                              5950
 3/31/2002                     7,646                              6296
 4/30/2002                     7,858                              6525
 5/31/2002                     8,149                              6781
 6/30/2002                     7,780                              6436
 7/31/2002                     7,277                              6030
 8/31/2002                     7,087                              5984
 9/30/2002                     6,394                              5623
10/31/2002                     6,193                              5473
11/30/2002                     6,461                              5701
12/31/2002                     6,371                              5513
 1/31/2003                     6,247                              5400
 2/28/2003                     6,180                              5356
 3/31/2003                     6,033                              5181
 4/30/2003                     6,146                              5258
 5/31/2003                     6,776                              5549
 6/30/2003                     7,328                              5915
 7/31/2003                     7,756                              6174
 8/31/2003                     8,566                              6706
 9/30/2003                     9,118                              7004
10/31/2003                     9,793                              7426
11/30/2003                     9,579                              7265
12/31/2003                    10,210                              7768
 1/31/2004                    10,528                              7968
 2/29/2004                    10,790                              8076
 3/31/2004                    11,350                              8706
 4/30/2004                    10,814                              8227
 5/31/2004                    10,380                              7989
 6/30/2004                    10,597                              8245
 7/31/2004                    10,232                              7900
 8/31/2004                    10,369                              8047
 9/30/2004                    10,757                              8078
10/31/2004                    10,939                              8289
11/30/2004                    11,886                              8818
12/31/2004                    12,298                              9212
 1/31/2005                    12,707                              9109
 2/28/2005                    13,044                              9430
 3/31/2005                    12,490                              9147
 4/30/2005                    12,343                              8956
 5/31/2005                    12,355                              8972
 6/30/2005                    12,650                              9113
 7/31/2005                    13,180                              9363
 8/31/2005                    13,352                              9664
 9/30/2005                    14,189                             10492
10/31/2005                    13,770                             10143
11/30/2005                    14,336                             10648
12/31/2005                    15,698                             11402
 1/31/2006                    16,683                             12071
 2/28/2006                    16,386                             11990
 3/31/2006                    17,600                             12244

1 The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE ASIA PACIFIC FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Asia Pacific Fund, its predecessor fund.

2 The Morgan Stanley Capital International All Country Asia Pacific ("MSCI AC Asia Pacific") Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia Pacific region.As of May 2005, the MSCI AC Asia Pacific Index consisted of 14 emerging and developed market countries. You cannot invest directly in an Index.

3 Fund characteristics,ten largest equity holdings and portfolio composition are subject to change.Cash and cash equivalents are not reflected in the calculations of fund characteristics, ten largest equity holdings and portfolio composition.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE ASIA PACIFIC FUND Investor Class shares for the most recent ten years with the MSCI AC Asia Pacific Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS           PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE OVERSEAS FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE OVERSEAS FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                    SUBADVISER
      Wells Fargo Funds Management, LLC          New Star Institutional Managers
                                                 Limited
FUND MANAGERS                              FUND INCEPTION DATE
      Mark Beale                                 06/30/1998
      Brian Coffey
      Richard Lewis

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 10.11% 1 for the six-month period that ended March 31, 2006, underperforming its benchmark, the MSCI EAFE Index 2, which returned 13.86% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's disappointing performance was a result of poor stock selection in many regions but particularly in Japan. Compared to the benchmark, the Fund had been overweighted in high-quality Japanese companies whose return on invested capital (ROIC) exceeded their cost of capital and underweighted in Japanese banks, which historically have failed to deliver economic profits to shareholders. However, high-quality stocks proved to be overly defensive following the September reelection of Prime Minister Junichiro Koizumi. After the election, bank stocks led the Japanese market, while our high-ROIC securities failed to keep pace despite their good absolute returns.

      Our European holdings also disappointed, as our strategy of underweighting industrial and cyclical stocks compared to the benchmark proved, in hindsight, to be incorrect. As corporate earnings estimates continued to rise, highly economically sensitive stocks performed much better than we expected--to the detriment of the high-ROIC pharmaceutical and energy companies we were favoring. Our holdings in European financials and our modest overweighting in emerging markets were positive influences on performance, but they were not enough to counter these other negative influences.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Many of our changes were in Japan. We added to the portfolio's Japanese non-bank financials, which we believed could deliver strong profit growth in the country's anticipated reflationary environment. In the insurance sector, we added to Millea Holdings and Mitsui Sumitomo. The sector's returns have been improving with the stock market, and restructuring and consolidation among insurance companies has led to improved profitability. In the banking sector, we bought shares of Sumitomo Trust after a correction in the company's stock price made it more attractively valued. Unlike many other banks, Sumitomo is subject to operational improvement and is expected to benefit from strong fee growth as Japan's economy improves. These purchases were financed through sales of less promising high-ROIC names, such as food additives company Ajinomoto and furniture retailer Shimachu. Both companies have delivered steady gains, but we believe that their shares are likely to remain overlooked in the current environment.

      In Europe, we maintained our exposure to the profitable financial sector. We added positions in Commerzbank and Allianz, an insurance company. Both companies have enjoyed improving returns on assets, and we anticipate improved profitability from the firms. We also bought shares of French power utility Suez, which we believe could continue to benefit from strong pricing in power and carbon emission certificates.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We anticipate that international stocks could continue to do well on the back of a strengthening global economy. Companies continue to upgrade their earnings expectations, particularly European and Japanese banks and insurers. Investors in Europe and Japan are returning to the stock market, which has been further supported by merger and acquisition activity. One potential headwind for international stock markets is the prospect for higher interest rates from the United States, Japan, and Europe. In such an event, however, we believe that the buoyant industrial and cyclical sectors would likely suffer more than the high-ROIC areas, such as pharmaceuticals and oil companies, in which the Fund is positioned.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FOREIGN INVESTMENTS PRESENT CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.
--------------------------------------------------------------------------------

      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE OVERSEAS FUND.

PERFORMANCE HIGHLIGHTS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                                                                       Life of
                                                                            6-Month*   1-Year  5-Year    Fund
--------------------------------------------------------------------------------------------------------------
      Overseas Fund - Investor Class (Incept. Date 06/30/1998)                10.11     17.51   6.50     6.35
--------------------------------------------------------------------------------------------------------------
      Overseas Fund - Institutional Class (Incept. Date 12/31/2002)           10.43     18.09   6.91     6.61
--------------------------------------------------------------------------------------------------------------
      Benchmark
--------------------------------------------------------------------------------------------------------------
         MSCI EAFE Index 2                                                    13.86     24.41   9.63     6.37
--------------------------------------------------------------------------------------------------------------

    * RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF MARCH 31, 2006)
-------------------------------------------------------------------------
      Beta**                                                        0.97
-------------------------------------------------------------------------
      Price to Earnings Ratio (trailing 12 months)                 18.52x
-------------------------------------------------------------------------
      Price to Book Ratio                                           2.50x
-------------------------------------------------------------------------
      Median Market Cap ($B)                                     $ 19.30
-------------------------------------------------------------------------
      Portfolio Turnover                                              25%
-------------------------------------------------------------------------

   ** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE MSCI EAFE
      INDEX BETA IS 1.00 BY DEFINITION.

  *** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

PORTFOLIO COMPOSITION 3 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Belgium                           1%
China                             1%
Denmark                           1%
France                           14%
Germany                           7%
Greece                            1%
Hong Kong                         5%
Italy                             4%
Japan                            24%
Netherlands                       5%
Norway                            2%
Russia                            1%
Spain                             2%
Sweeden                           1%
Switzerland                       7%
Thailand                          1%
United Kingdom                   19%
Australia                         4%

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------
      Sumitomo Trust & Banking Company Limited                      2.67%
-------------------------------------------------------------------------
      Aeon Company Limited                                          2.64%
-------------------------------------------------------------------------
      Vodafone Group plc                                            2.34%
-------------------------------------------------------------------------
      Total SA                                                      2.28%
-------------------------------------------------------------------------
      Roche Holding AG                                              2.22%
-------------------------------------------------------------------------
      HSBC Holdings plc                                             2.14%
-------------------------------------------------------------------------
      Royal Dutch Shell plc Class A                                 2.05%
-------------------------------------------------------------------------
      Legal & General Group plc                                     1.86%
-------------------------------------------------------------------------
      ENI SpA                                                       1.84%
-------------------------------------------------------------------------
      Sanofi-Aventis SA                                             1.82%
-------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT 5 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  WELLS FARGO ADVANTAGE OVERSEAS
                       FUND - Investor Class             MSCI EAFE Index
 6/30/1998                    10,000                         10000
 7/31/1998                    10,570                         10101
 8/31/1998                     9,290                          9260
 9/30/1998                     8,370                          9005
10/31/1998                     8,200                          9943
11/30/1998                     8,950                         10452
12/31/1998                    10,460                         10865
 1/31/1999                    11,600                         10832
 2/28/1999                    11,080                         10575
 3/31/1999                    11,410                         11016
 4/30/1999                    11,420                         11462
 5/31/1999                    11,060                         10871
 6/30/1999                    12,240                         11295
 7/31/1999                    12,860                         11631
 8/31/1999                    12,800                         11674
 9/30/1999                    13,380                         11792
10/31/1999                    14,370                         12234
11/30/1999                    17,330                         12659
12/31/1999                    20,530                         13795
 1/31/2000                    19,880                         12919
 2/29/2000                    23,430                         13267
 3/31/2000                    21,610                         13782
 4/30/2000                    19,310                         13057
 5/31/2000                    18,080                         12738
 6/30/2000                    19,040                         13236
 7/31/2000                    18,020                         12682
 8/31/2000                    18,520                         12792
 9/30/2000                    16,280                         12169
10/31/2000                    15,170                         11882
11/30/2000                    13,850                         11436
12/31/2000                    13,660                         11842
 1/31/2001                    14,090                         11836
 2/28/2001                    12,770                         10949
 3/31/2001                    11,760                         10218
 4/30/2001                    12,720                         10928
 5/31/2001                    12,250                         10543
 6/30/2001                    11,980                         10111
 7/31/2001                    11,640                          9927
 8/31/2001                    11,360                          9676
 9/30/2001                    10,200                          8696
10/31/2001                    10,410                          8919
11/30/2001                    10,780                          9248
12/31/2001                    11,044                          9302
 1/31/2002                    10,485                          8808
 2/28/2002                    10,434                          8870
 3/31/2002                    10,871                          9350
 4/30/2002                    10,861                          9412
 5/31/2002                    10,851                          9531
 6/30/2002                    10,485                          9152
 7/31/2002                     9,336                          8249
 8/31/2002                     9,305                          8230
 9/30/2002                     8,431                          7346
10/31/2002                     8,654                          7740
11/30/2002                     8,959                          8092
12/31/2002                     8,837                          7820
 1/31/2003                     8,512                          7494
 2/28/2003                     8,410                          7321
 3/31/2003                     8,288                          7178
 4/30/2003                     8,959                          7881
 5/31/2003                     9,478                          8359
 6/30/2003                     9,590                          8561
 7/31/2003                     9,763                          8768
 8/31/2003                     9,966                          8980
 9/30/2003                    10,159                          9256
10/31/2003                    10,607                          9833
11/30/2003                    10,942                         10051
12/31/2003                    11,680                         10836
 1/31/2004                    11,925                         10989
 2/29/2004                    12,192                         11243
 3/31/2004                    12,174                         11306
 4/30/2004                    11,754                         11050
 5/31/2004                    11,908                         11088
 6/30/2004                    12,194                         11331
 7/31/2004                    11,775                         10962
 8/31/2004                    11,887                         11011
 9/30/2004                    12,256                         11298
10/31/2004                    12,573                         11683
11/30/2004                    13,269                         12481
12/31/2004                    13,816                         13029
 1/31/2005                    13,495                         12790
 2/28/2005                    14,095                         13342
 3/31/2005                    13,714                         13007
 4/30/2005                    13,351                         12701
 5/31/2005                    13,300                         12708
 6/30/2005                    13,548                         12877
 7/31/2005                    13,962                         13272
 8/31/2005                    14,293                         13608
 9/30/2005                    14,635                         14213
10/31/2005                    14,179                         13798
11/30/2005                    14,273                         14137
12/31/2005                    14,905                         14794
 1/31/2006                    15,844                         15702
 2/28/2006                    15,631                         15668
 3/31/2006                    16,115                         16185

1 The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE OVERSEAS FUND for periods prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Overseas Fund, its predecessor fund, and for periods prior to December 31,2002, reflects the performance of the Investor Class shares of the Strong Overseas Fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE OVERSEAS FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Overseas Fund, its predecessor fund.

2 The Morgan Stanley Capital International Europe,Australasia and Far East ("MSCI EAFE") Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an Index.

3 Fund characteristics, ten largest equity holdings and portfolio composition are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, ten largest equity holdings and portfolio composition.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE OVERSEAS FUND Investor Class shares for the life of the Fund with the MSCI EAFE Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS        FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                     Beginning      Ending
                                                                      Account      Account      Expenses     Net Annual
                                                                       Value        Value      Paid During    Expense
      Wells Fargo Advantage Asia Pacific Fund                        10/01/2005   03/31/2006    Period (1)     Ratio
-----------------------------------------------------------------------------------------------------------------------
      Wells Fargo Advantage Asia Pacific Fund - Investor Class
      Actual                                                         $ 1,000.00   $ 1,240.40   $      9.27     1.65%
-----------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,016.65   $      8.35     1.65%
      Wells Fargo Advantage Overseas Fund
-----------------------------------------------------------------------------------------------------------------------
      Wells Fargo Advantage Overseas Fund - Institutional
      Class Actual                                                   $ 1,000.00   $ 1,104.30   $      4.98     0.95%
-----------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,020.19   $      4.78     0.95%
-----------------------------------------------------------------------------------------------------------------------
      Wells Fargo Advantage Overseas Fund - Investor Class
      Actual                                                         $ 1,000.00   $ 1,101.10   $      7.65     1.46%
-----------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,017.65   $      7.34     1.46%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   ASIA PACIFIC FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INVESTMENT COMPANIES - 0.01%
BERMUDA - 0.01%

         10,754    CHINA HEARTLAND FUND LIMITED (STOCK FUNDS)+ (A)                                                  $        41,080
                                                                                                                    ---------------

TOTAL INVESTMENT COMPANIES (COST $53,770)                                                                                    41,080
                                                                                                                    ---------------
COMMON STOCKS - 89.78%

AUSTRALIA - 5.78%
      3,134,166    KIMBERLEY DIAMOND COMPANY (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)+                  4,083,630
      2,300,000    LIHIR GOLD LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)+                         4,396,348
         54,600    MACQUARIE BANK LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                            2,528,224
      1,078,843    OCEANA GOLD LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)+                          536,780
      2,600,000    OXIANA LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)+                             4,988,398
      9,485,531    PAN AUSTRALIAN RESOURCES LIMITED (METAL MINING)+                                                       1,833,489

                                                                                                                         18,366,869
                                                                                                                    ---------------

BERMUDA - 1.29%
      7,414,000    Xiwang Sugar Holdings Company Limited (Agricultural Services)+                                         4,108,723
                                                                                                                    ---------------

CHINA - 1.61%
      6,500,000    ZIJIN MINING GROUP COMPANY LIMITED CLASS H (METAL MINING)                                              5,110,096
                                                                                                                    ---------------

HONG KONG - 8.69%
        893,000    CHINA SHINEWAY PHARMACEUTICAL GROUP LIMITED (HEALTH SERVICES)                                            736,576
      8,356,000    FIRST PACIFIC COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)+                                3,096,151
      1,471,000    FU JI FOOD & CATERING SERVICES (EATING & DRINKING PLACES)                                              3,033,322
      1,364,000    HONG KONG & CHINA GAS COMPANY LIMITED (OIL & GAS EXTRACTION)                                           3,296,109
        558,000    HONG KONG EXCHANGES & CLEARING LIMITED (BUSINESS SERVICES)                                             3,365,626
     19,500,000    JOYCE BOUTIQUE HOLDINGS LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                   MATERIALS)+                                                                                            1,181,186
     11,112,000    MINMETALS RESOURCES LIMITED (PRIMARY METAL INDUSTRIES)+                                                3,795,106
      2,510,000    SHUN TAK HOLDINGS LIMITED (REAL ESTATE)                                                                3,590,728
        292,000    SWIRE PACIFIC LIMITED (BUSINESS SERVICES)                                                              2,858,226
     27,880,000    TECHPACIFIC CAPITAL LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)+             2,658,951

                                                                                                                         27,611,981
                                                                                                                    ---------------

INDIA - 5.66%
        210,800    APOLLO HOSPITALS ENTERPRISE LIMITED (HEALTH SERVICES)                                                  2,400,752
        481,000    BOMBAY DYEING & MANUFACTURING COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                  6,442,157
        581,891    E.I.D. PARRY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                     3,743,063
        938,000    INDIA CEMENTS LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)+                                        3,484,301
        144,616    THOMAS COOK (INDIA) LIMITED (TRANSPORTATION SERVICES)                                                  1,898,207

                                                                                                                         17,968,480
                                                                                                                    ---------------

INDONESIA - 3.30%
     23,000,000    BERLIAN LAJU TANKER (TRANSPORTATION SERVICES)                                                          3,594,145
      1,800,000    INTERNATIONAL NICKEL INDONESIA TBK (METAL MINING)                                                      3,397,161
      5,412,000    PT INDOSAT TBK (COMMUNICATIONS)                                                                        3,067,217
      3,793,000    PT SUMMARECON AGUNG TBK (REAL ESTATE)                                                                    429,932

                                                                                                                         10,488,455
                                                                                                                    ---------------

JAPAN - 30.17%
          1,300    DENTSU INCORPORATED (BUSINESS SERVICES)                                                                4,716,228
            760    EAST JAPAN RAILWAY COMPANY (RAILROADS)                                                                 5,630,586
        700,000    FUJI HEAVY INDUSTRIES LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                 4,115,548
      1,417,000    IB DAIWA CORPORATION (OIL & GAS EXTRACTION)+                                                           1,938,292
            920    INTELLIGENT WAVE INCORPORATED (BUSINESS SERVICES)                                                      2,993,713
         60,000    JAFCO COMPANY LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                             4,526,763
        170,000    KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                          4,477,485

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   ASIA PACIFIC FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
         30,000    KYOCERA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                       $     2,655,905
            350    MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                  5,352,591
            575    MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                          4,704,545
        147,000    NEOMAX COMPANY LIMITED (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)        4,458,709
        236,000    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                  3,909,940
        371,000    NISSHINBO INDUSTRIES INCORPORATED (TEXTILE MILL PRODUCTS)                                              4,157,596
        266,000    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)             5,932,455
          4,400    SBI HOLDINGS INCORPORATED (HOLDING & OTHER INVESTMENT OFFICES)                                         2,489,720
        133,500    SEGA SAMMY HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                                     5,421,665
        328,000    SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             5,810,365
        645,000    SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                         4,515,548
          3,440    SPARX ASSET MANAGEMENT COMPANY LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                            4,413,254
         51,000    TAKEDA PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                    2,907,477
        209,000    TOKUYAMA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                     3,544,299
         45,300    TOKYO ELECTRON LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             3,125,200
        255,000    URBAN CORPORATION (REAL ESTATE)                                                                        4,068,734

                                                                                                                         95,866,618
                                                                                                                    ---------------

MALAYSIA - 2.88%
        490,000    GENTING BERHAD (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                                    3,166,354
        879,000    IOI CORPORATION BERHAD (AGRICULTURAL SERVICES)                                                         3,174,147
      7,641,500    TITAN CHEMICALS CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                              2,821,656

                                                                                                                          9,162,157
                                                                                                                    ---------------

NEW ZEALAND - 0.29%
        855,460    CANWEST MEDIAWORKS (NZ) LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                               905,788
                                                                                                                    ---------------

PHILIPPINES - 2.20%
        626,140    PHILIPPINE STOCK EXCHANGE INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
                   SERVICES)+                                                                                             2,080,606
        595,755    SM INVESTMENTS CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)                                        2,666,690
      6,500,000    UNIVERSAL ROBINA CORPORATION (TEXTILE MILL PRODUCTS)                                                   2,255,180

                                                                                                                          7,002,476
                                                                                                                    ---------------

SINGAPORE - 15.38%
      3,720,000    ALLGREEN PROPERTIES LIMITED (REAL ESTATE)                                                              3,591,423
      1,073,000    CAPITAL & LIMITED (REAL ESTATE)                                                                        3,213,987
      2,750,000    CHARTERED SEMICONDUCTOR MANUFACTURING LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+                                                                2,671,968
        600,000    CITY DEVELOPMENTS LIMITED (REAL ESTATE)                                                                4,010,273
        290,000    DBS GROUP HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                                   2,925,395
      6,735,000    FIBRECHEM TECHNOLOGIES LIMITED (CHEMICALS & ALLIED PRODUCTS)                                           4,751,617
      4,700,000    FUNG CHOI PRINTING & PACKAGING GROUP LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                2,792,338
      1,178,000    HO BEE INVESTMENT LIMITED (REAL ESTATE)                                                                  729,028
        876,000    HONGKONG LAND HOLDINGS LIMITED (REAL ESTATE)                                                           3,258,720
      2,273,000    JURONG TECHNOLOGIES INDUSTRIAL CORPORATION LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY &
                   COMPUTER EQUIPMENT)                                                                                    2,250,704
        645,000    KEPPEL CORPORATION LIMITED (BUSINESS SERVICES)                                                         5,508,556
      4,170,000    KIM ENG HOLDINGS LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                 3,948,448
      5,300,000    LMA INTERNATIONAL NV (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)+                                                                                              3,017,607
      4,925,000    MACQUARIE MEAG PRIME REIT (REAL ESTATE INVESTMENT TRUSTS (REITS))+                                     2,865,056
     15,000,000    MEDIARING LIMITED (COMMUNICATIONS)+                                                                    3,341,894

                                                                                                                         48,877,014
                                                                                                                    ---------------

SOUTH KOREA - 2.34%
        145,100    DAISHIN SECURITIES COMPANY LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)       3,024,161
        197,400    KENERTEC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                      1,554,251

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   ASIA PACIFIC FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SOUTH KOREA (CONTINUED)
        105,800    LOTTE SHOPPING COMPANY LIMITED GDR (GENERAL MERCHANDISE STORES)+!                                $     2,135,044
         60,920    YOULCHON CHEMICAL COMPANY LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                             711,653

                                                                                                                          7,425,109
                                                                                                                    ---------------

TAIWAN - 6.31%
      4,610,000    FORMOSA TAFFETA COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                2,400,265
      7,822,000    FORMOSAN RUBBER GROUP INCORPORATED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)+                         3,156,899
      2,800,000    HIGHWEALTH CONSTRUCTION CORPORATION (REAL ESTATE)                                                      2,355,007
      1,733,000    LITE-ON IT CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                        1,935,433
      3,333,000    MERIDA INDUSTRY COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                               2,176,921
      4,615,000    TSRC CORPORATION (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)+                                           2,978,703
      2,735,000    WAFER WORKS CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                       2,780,628
      3,774,000    YUANTA CORE PACIFIC SECURITIES COMPANY (FINANCIAL SERVICES)                                            2,278,922

                                                                                                                         20,062,778
                                                                                                                    ---------------

THAILAND - 3.24%
      3,509,500    BANGKOK EXPRESSWAY PUBLIC COMPANY LIMITED (TRANSPORTATION SERVICES)                                    2,040,250
      3,250,000    HANA MICROELECTRONICS PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (ELECTRONIC & OTHER
                   ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                          2,528,939
     11,503,967    MINOR INTERNATIONAL PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (HOTELS, ROOMING HOUSES, CAMPS
                   & OTHER LODGE PLACES)                                                                                  2,411,764
      2,993,000    PHATRA SECURITIES COMPANY LIMITED (BUSINESS SERVICES)                                                  3,310,585

                                                                                                                         10,291,538
                                                                                                                    ---------------

VIETNAM - 0.64%
        400,000    VIETNAM DAIRY PRODUCTS COMPANY (AGRICULTURAL PRODUCTION LIVESTOCK & ANIMAL SPECIALIZED)+               2,036,000
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $240,271,120)                                                                                 285,284,082
                                                                                                                    ---------------

INVESTMENT COMPANIES - 1.19%
        556,000    ISHARES ASIA TRUST CHINA TRACKER ETF+                                                                  3,765,593
                                                                                                                    ---------------

TOTAL INVESTMENT COMPANIES (COST $3,739,564)                                                                              3,765,593
                                                                                                                    ---------------

PREFERRED STOCKS - 0.02%
      1,213,067    MINOR INTERNATIONAL WARRANTS 29 MARCH 2008+ (A)                                                           66,216
                                                                                                                    ---------------

TOTAL PREFERRED STOCKS (COST $0)                                                                                             66,216
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 6.92%

MUTUAL FUND - 6.92%
     21,996,090    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                           21,996,090
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $21,996,090)                                                                          21,996,090
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $266,060,544)*                           97.92%                                                               $   311,153,061

OTHER ASSETS AND LIABILITIES, NET               2.08                                                                      6,622,853
                                              ------                                                                ---------------

TOTAL NET ASSETS                              100.00%                                                               $   317,775,914
                                              ======                                                                ===============

+     NON-INCOME EARNING SECURITIES.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

! SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $21,996,090.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   OVERSEAS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.06%

AUSTRALIA - 3.63%
         28,000    ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                           $       464,849
         42,071    PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                             521,053
         14,892    RIO TINTO LIMITED (METAL MINING)                                                                         840,635
         44,000    WESTFIELD GROUP (PROPERTIES)                                                                             538,644
          5,094    WOODSIDE PETROLEUM LIMITED (OIL & GAS EXTRACTION)                                                        165,857

                                                                                                                          2,531,038
                                                                                                                    ---------------

BELGIUM - 1.10%
         21,600    FORTIS (DEPOSITORY INSTITUTIONS)                                                                         771,672
                                                                                                                    ---------------

CHINA - 0.51%
        410,000    YANZHOU COAL MINING COMPANY LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                           356,676
                                                                                                                    ---------------

DENMARK - 0.78%
         14,700    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                545,479
                                                                                                                    ---------------

FRANCE - 13.24%
         45,100    ALCATEL SA (COMMUNICATIONS)+                                                                             697,941
          8,100    ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                    679,270
         26,600    AXA SA (INSURANCE CARRIERS)                                                                              933,537
         10,100    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                   536,713
         11,225    CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                   611,595
         10,600    CARREFOUR SA (FOOD STORES)                                                                               563,925
          5,800    LAFARGE SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                      657,190
             62    PAGESJAUNES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                  1,742
         12,950    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                        1,231,943
         19,000    SUEZ SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                 748,782
          6,659    TECHNIP SA (OIL & GAS EXTRACTION)                                                                        450,696
          5,854    TOTAL SA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                     1,544,410
         16,900    VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                    580,414

                                                                                                                          9,238,158
                                                                                                                    ---------------

GERMANY - 7.26%
          4,600    ALLIANZ AG (INSURANCE CARRIERS)                                                                          768,060
          7,700    BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                             424,108
          3,203    CELESIO AG (WHOLESALE TRADE-DURABLE GOODS)                                                               303,112
         10,469    COMMERZBANK AG (DEPOSITORY INSTITUTIONS)                                                                 417,146
         10,300    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                            1,133,502
          4,800    FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                              573,548
         16,900    METRO AG (FOOD STORES)                                                                                   866,525
          2,670    SAP AG (BUSINESS SERVICES)                                                                               579,215

                                                                                                                          5,065,216
                                                                                                                    ---------------

GREECE - 1.04%
         19,680    ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                  726,928
                                                                                                                    ---------------

HONG KONG - 4.47%
         61,000    CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                               646,624
        101,000    CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                        530,438
        571,000    CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)                                         331,157
      1,264,000    GUANGDONG INVESTMENT LIMITED (BUSINESS SERVICES)                                                         566,093
         68,000    SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                            690,591
         63,000    TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                          357,256

                                                                                                                          3,122,159
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   OVERSEAS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HUNGARY - 0.31%
          3,168    OTP BANK GDR (DEPOSITORY INSTITUTIONS)                                                           $       220,176
                                                                                                                    ---------------

IRELAND - 0.00%
        254,000    CONNEMARA GREEN MARBLE QUARRIES PLC (MINING & QUARRYING OF NONMETALLIC MINERALS,
                   EXCEPT FUELS) (A)                                                                                              0
                                                                                                                    ---------------

ITALY - 3.51%
         43,700    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                      1,243,457
        166,500    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                      1,203,583

                                                                                                                          2,447,040
                                                                                                                    ---------------

JAPAN - 23.43%
         73,800    AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                            1,790,136
          9,000    DAIWA HOUSE INDUSTRY COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                   BUILDERS)                                                                                                155,990
         60,000    KANEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                         719,286
         27,000    KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                            711,130
          2,200    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               571,963
             56    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                      1,108,581
         69,000    MITSUI SUMITOMO INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                           938,564
         10,800    MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                               731,317
         42,000    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                    695,837
        104,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                            815,565
         47,700    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)             1,063,827
            362    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                                 535,157
         26,000    OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               746,644
         19,000    SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               971,793
         72,000    SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                 1,074,188
         40,000    SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               708,581
        172,000    SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                         1,204,146
        156,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                     1,805,200

                                                                                                                         16,347,905
                                                                                                                    ---------------

NETHERLANDS - 5.03%
          8,593    AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)+                                                             456,007
         28,500    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                       581,964
         21,000    ING GROEP NV (FINANCIAL SERVICES)                                                                        829,637
         13,100    ROYAL DUTCH SHELL PLC ADR CLASS A (PETROLEUM REFINING & RELATED INDUSTRIES)                              815,606
         33,100    WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                             825,514

                                                                                                                          3,508,728
                                                                                                                    ---------------

NORWAY - 1.65%
            856    ORKLA ASA (FOOD & KINDRED PRODUCTS)                                                                       42,450
         38,400    STATOIL ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                  1,107,422

                                                                                                                          1,149,872
                                                                                                                    ---------------

RUSSIA - 1.52%
          6,700    LUKOIL ADR (OIL & GAS EXTRACTION)                                                                        558,780
         15,100    MOBILE TELESYSTEMS ADR (COMMUNICATIONS)                                                                  499,810

                                                                                                                          1,058,590
                                                                                                                    ---------------

SOUTH KOREA - 0.47%
            640    SAMSUNG ELECTRONICS COMPANY LIMITED - PREFERRED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                   327,707
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   OVERSEAS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SPAIN - 1.91%
         36,400    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                     $       759,601
         28,068    INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               570,762

                                                                                                                          1,330,363
                                                                                                                    ---------------

SWEDEN - 0.87%
         31,457    SECURITAS AB (BUSINESS SERVICES)                                                                         605,835
                                                                                                                    ---------------

SWITZERLAND - 6.59%
         11,600    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                                645,112
         14,720    NOVARTIS AG ADR (CHEMICALS & ALLIED PRODUCTS)                                                            816,077
         10,100    ROCHE HOLDING AG (HEALTH SERVICES)                                                                     1,503,786
          6,350    UBS AG (FINANCIAL SERVICES)                                                                              697,518
          4,000    ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)                                                        939,669

                                                                                                                          4,602,162
                                                                                                                    ---------------

THAILAND - 1.20%
        247,800    ADVANCED INFORMATION SERVICE PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (COMMUNICATIONS)                583,246
         90,000    BANGKOK BANK PUBLIC COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                            252,347

                                                                                                                            835,593
                                                                                                                    ---------------

UNITED KINGDOM - 18.54%
         11,333    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                            571,011
         58,500    AVIVA PLC (INSURANCE CARRIERS)                                                                           812,599
         86,000    BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                  628,672
         65,000    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                   760,594
         47,000    EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                      719,408
         28,800    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                        753,062
         19,000    GLAXOSMITHKLINE PLC ADR (CHEMICALS & ALLIED PRODUCTS)                                                    993,890
         86,600    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                            1,451,934
        510,400    LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                         1,259,218
         66,421    ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)                                                               528,534
      3,573,450    ROLLS ROYCE GROUP PLC CLASS B (AEROSPACE, DEFENSE)                                                         6,333
         44,400    ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)                                                   1,386,994
         72,500    SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                       655,003
         33,000    STANDARD CHARTERED PLC (DEPOSITORY INSTITUTIONS)                                                         821,029
        757,100    VODAFONE GROUP PLC (COMMUNICATIONS)                                                                    1,585,047

                                                                                                                         12,933,328
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $57,951,279)                                                                                   67,724,625
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   OVERSEAS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 1.08%

MUTUAL FUND - 1.08%
        748,982    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                      $       748,982
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $748,982)                                                                                748,982
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $58,700,261)*                            98.14%                                                               $    68,473,607
OTHER ASSETS AND LIABILITIES, NET               1.86                                                                      1,300,108
                                              ------                                                                ---------------
TOTAL NET ASSETS                              100.00%                                                               $    69,773,715
                                              ======                                                                ===============

+     NON-INCOME EARNING SECURITIES.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $748,982.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

              STATEMENTS OF ASSETS AND LIABILITIES -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                ASIA PACIFIC FUND   OVERSEAS FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:

   IN SECURITIES, AT MARKET VALUE ...........................................................   $     289,156,971   $  67,724,625
   INVESTMENTS IN AFFILIATES ................................................................          21,996,090         748,982
                                                                                                -----------------   -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ..........................................         311,153,061      68,473,607
                                                                                                -----------------   -------------

   FOREIGN CURRENCY, AT VALUE ...............................................................           2,038,149               0
   RECEIVABLE FOR FUND SHARES ISSUED ........................................................           2,867,458           1,437
   RECEIVABLE FOR INVESTMENTS SOLD ..........................................................          12,396,718       1,335,405
   RECEIVABLES FOR DIVIDENDS AND INTEREST ...................................................             933,561         332,051
                                                                                                -----------------   -------------
TOTAL ASSETS ................................................................................         329,388,947      70,142,500
                                                                                                -----------------   -------------

LIABILITIES

   FOREIGN TAXES PAYABLE ....................................................................             418,851               0
   PAYABLE FOR FUND SHARES REDEEMED .........................................................             119,517          11,974
   PAYABLE FOR INVESTMENTS PURCHASED ........................................................          10,669,254         298,127
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ....................................             325,564          32,129
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ..................................              70,392          18,332
   ACCRUED EXPENSES AND OTHER LIABILITIES ...................................................               9,455           8,223
                                                                                                -----------------   -------------
TOTAL LIABILITIES ...........................................................................          11,613,033         368,785
                                                                                                -----------------   -------------
TOTAL NET ASSETS ............................................................................   $     317,775,914   $  69,773,715
                                                                                                =================   =============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------

   PAID-IN CAPITAL ..........................................................................   $     247,732,348   $  67,617,440
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...............................................            (817,735)        (61,258)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................          26,229,520      (7,546,697)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
      TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ...............          44,631,781       9,764,230
                                                                                                -----------------   -------------
TOTAL NET ASSETS ............................................................................   $     317,775,914   $  69,773,715
                                                                                                -----------------   -------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
---------------------------------------------------------------------------------------------------------------------------------

   NET ASSETS - INSTITUTIONAL CLASS .........................................................                 N/A   $   6,065,321
   SHARES OUTSTANDING - INSTITUTIONAL CLASS .................................................                 N/A         534,269
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS .......................                 N/A   $       11.35
   NET ASSETS - INVESTOR CLASS ..............................................................   $     317,775,914   $  63,708,394
   SHARES OUTSTANDING - INVESTOR CLASS ......................................................          24,351,237       5,627,761
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ............................   $           13.05   $       11.32
                                                                                                -----------------   -------------
INVESTMENTS AT COST .........................................................................   $     266,060,544   $  58,700,261
                                                                                                =================   =============
FOREIGN CURRENCIES AT COST ..................................................................   $       2,038,880   $           0
                                                                                                =================   =============

(1) EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS --
FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                ASIA PACIFIC FUND   OVERSEAS FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   DIVIDENDS(1) .............................................................................   $       1,270,001   $     487,118
   INTEREST .................................................................................                 744               0
   INCOME FROM AFFILIATED SECURITIES ........................................................             205,251          26,071
   SECURITIES LENDING INCOME, NET ...........................................................              77,998           4,203
                                                                                                -----------------   -------------
TOTAL INVESTMENT INCOME .....................................................................           1,553,994         517,392
                                                                                                -----------------   -------------

EXPENSES

   ADVISORY FEES ............................................................................           1,278,480         322,111

ADMINISTRATION FEES

      FUND LEVEL ............................................................................             348,677          16,953
      INSTITUTIONAL CLASS ...................................................................                 N/A           2,419
      INVESTOR CLASS ........................................................................                 N/A         123,531
   CUSTODY FEES .............................................................................             290,564          33,906
   SHAREHOLDER SERVICING FEES ...............................................................             290,564          77,207
   ACCOUNTING FEES ..........................................................................              16,663          15,524
   PROFESSIONAL FEES ........................................................................              20,297          10,548
   REGISTRATION FEES ........................................................................              30,179           9,217
   SHAREHOLDER REPORTS ......................................................................              21,443          10,009
   TRUSTEES' FEES ...........................................................................               4,124           4,124
   OTHER FEES AND EXPENSES ..................................................................               7,119           9,662
                                                                                                -----------------   -------------
TOTAL EXPENSES ..............................................................................           2,308,110         635,211
                                                                                                -----------------   -------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .............................................            (390,331)       (155,598)
   NET EXPENSES .............................................................................           1,917,779         479,613
                                                                                                -----------------   -------------
NET INVESTMENT INCOME (LOSS) ................................................................            (363,785)         37,779
                                                                                                -----------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:

   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..........................          26,241,745       2,199,327
                                                                                                -----------------   -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...................................................          26,241,745       2,199,327
                                                                                                -----------------   -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
---------------------------------------------------------------------------------------------------------------------------------

   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..........................          26,567,772       4,381,795
                                                                                                -----------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .........................          26,567,772       4,381,795
                                                                                                -----------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ......................................          52,809,517       6,581,122
                                                                                                -----------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................   $      52,445,732   $   6,618,901
                                                                                                =================   =============
   (1) NET OF FOREIGN WITHHOLDING TAXES OF ..................................................   $         185,325   $      33,728

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              ASIA PACIFIC FUND
                                                                          ---------------------------------------------------------
                                                                                   FOR THE
                                                                          SIX MONTHS ENDED              FOR THE             FOR THE
                                                                            MARCH 31, 2006         PERIOD ENDED          YEAR ENDED
                                                                               (UNAUDITED)   SEPTEMBER 30, 2005   DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning Net Assets ................................................  $    186,088,160   $      126,394,552   $      93,041,294

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................          (363,785)           1,254,524             630,131
   Net realized gain (loss) on investments .............................        26,241,745           17,940,330          10,977,092
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
      INVESTMENTS ......................................................        26,567,772            3,546,606           6,017,106
                                                                          ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........        52,445,732           22,741,460          17,624,329
                                                                          ----------------   ------------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      INSTITUTIONAL CLASS ..............................................               N/A                  N/A                 N/A
      INVESTOR CLASS ...................................................        (1,131,714)            (747,146)           (354,601)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      INSTITUTIONAL CLASS ..............................................               N/A                  N/A                 N/A
      INVESTOR CLASS ...................................................       (17,258,219)          (2,700,805)         (6,204,437)
                                                                          ----------------   ------------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                            (18,389,933)          (3,447,951)         (6,559,038)
                                                                          ----------------   ------------------   -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .....................               N/A                  N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .................               N/A                  N/A                 N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .......................               N/A                  N/A                 N/A
                                                                          ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ..................................               N/A                  N/A                 N/A
                                                                          ----------------   ------------------   -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..........................       120,441,733           87,792,946         103,960,416
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......................        17,173,556            3,245,800           6,244,106
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ......................            16,718                    0              65,564
   COST OF SHARES REDEEMED - INVESTOR CLASS ............................       (40,000,052)         (50,638,647)        (87,982,119)
                                                                          ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .......................................        97,631,955           40,400,099          22,287,967
                                                                          ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ................................................        97,631,955           40,400,099          22,287,967
                                                                          ----------------   ------------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................................       131,687,754           59,693,608          33,353,258
                                                                          ----------------   ------------------   -----------------
ENDING NET ASSETS ......................................................  $    317,775,914   $      186,088,160   $     126,394,552
                                                                          ================   ==================   =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - INSTITUTIONAL CLASS ...................................               N/A                  N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
      CLASS ............................................................               N/A                  N/A                 N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS ...............................               N/A                  N/A                 N/A
                                                                          ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ....               N/A                  N/A                 N/A
                                                                          ----------------   ------------------   -----------------
   SHARES SOLD - INVESTOR CLASS ........................................        10,055,603            8,295,291          10,785,238
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .....         1,539,896              311,796             664,387
   SHARES REDEEMED - INVESTOR CLASS ....................................        (3,380,993)          (4,841,731)         (9,422,907)
                                                                          ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .........         8,214,506            3,765,356           2,006,718
                                                                          ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..................................................         8,214,506            3,765,356           2,006,718
                                                                          ----------------   ------------------   -----------------

ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME ..................  $       (817,735)  $        1,254,516   $         747,138
                                                                          ================   ==================   =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                OVERSEAS FUND
                                                                          ---------------------------------------------------------
                                                                                   FOR THE
                                                                          SIX MONTHS ENDED              FOR THE             FOR THE
                                                                            MARCH 31, 2006         PERIOD ENDED          YEAR ENDED
                                                                               (UNAUDITED)   SEPTEMBER 30, 2005   DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning Net Assets ................................................  $     69,720,781   $      119,765,258   $     156,128,646

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................            37,779            1,307,385           1,272,768
   Net realized gain (loss) on investments .............................         2,199,327           34,985,845          16,894,888
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
      INVESTMENTS ......................................................         4,381,795          (30,135,273)          1,975,143
                                                                          ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........         6,618,901            6,157,957          20,142,799
                                                                          ----------------   ------------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      INSTITUTIONAL CLASS ..............................................          (152,751)                  (3)             (3,408)
      INVESTOR CLASS ...................................................        (1,156,671)              (9,625)         (1,319,167)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      INSTITUTIONAL CLASS ..............................................        (1,600,016)                   0                   0
      INVESTOR CLASS ...................................................       (15,963,734)                   0                   0
                                                                          ----------------   ------------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                            (18,873,172)              (9,628)         (1,322,575)
                                                                          ----------------   ------------------   -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .....................           609,529            6,853,880              26,720
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .................         1,752,767                    3               3,408
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .......................        (1,101,206)          (1,599,551)            (32,774)
                                                                          ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS -INSTITUTIONAL CLASS ...................................         1,261,090            5,254,332              (2,646)
                                                                          ----------------   ------------------   -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..........................         5,460,853           15,572,882          21,761,977
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......................        16,657,853                8,006           1,036,408
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ......................             1,248                    0                   0
   COST OF SHARES REDEEMED - INVESTOR CLASS ............................       (11,073,839)         (77,028,026)        (77,979,351)
                                                                          ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .......................................        11,046,115          (61,447,138)        (55,180,966)
                                                                          ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ................................................        12,307,205          (56,192,806)        (55,183,612)
                                                                          ----------------   ------------------   -----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................................            52,934          (50,044,477)        (36,363,388)
                                                                          ----------------   ------------------   -----------------
ENDING NET ASSETS ......................................................  $     69,773,715   $       69,720,781   $     119,765,258
                                                                          ================   ==================   =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - INSTITUTIONAL CLASS ...................................            49,978              524,352               2,251
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
      CLASS ............................................................           163,956                    0                 256
   SHARES REDEEMED - INSTITUTIONAL CLASS ...............................           (97,333)            (120,180)             (2,768)
                                                                          ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ....           116,601              404,172                (261)
                                                                          ----------------   ------------------   -----------------
   SHARES SOLD - INVESTOR CLASS ........................................           470,544            1,173,527           1,808,766
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .....         1,567,315                  598              78,032
   SHARES REDEEMED - INVESTOR CLASS ....................................          (923,079)          (5,620,429)         (6,600,661)
                                                                          ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .........         1,114,780           (4,446,304)         (4,713,863)
                                                                          ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..................................................         1,231,381           (4,042,132)         (4,714,124)
                                                                          ----------------   ------------------   -----------------

ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME ..................  $        (61,258)  $        1,307,348   $           9,591
                                                                          ================   ==================   =================

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    NET REALIZED
                                                         BEGINNING         NET               AND    DISTRIBUTION  DISTRIBUTIONS
                                                         NET ASSET  INVESTMENT        UNREALIZED        FROM NET       FROM NET
                                                         VALUE PER      INCOME    GAIN (LOSS) ON      INVESTMENT       REALIZED
                                                             SHARE      (LOSS)       INVESTMENTS          INCOME          GAINS
--------------------------------------------------------------------------------------------------------------------------------
ASIA PACIFIC FUND
--------------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) .........  $   11.53       (0.01)             2.59           (0.06)         (1.00)
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .................  $   10.22        0.07              1.47           (0.05)         (0.18)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................  $    8.98        0.05              1.75(4)        (0.03)         (0.53)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..................  $    5.66        0.03              3.38(5)        (0.09)          0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..................  $    6.18        0.00             (0.48)          (0.04)          0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..................  $    7.13       (0.06)            (0.83)          (0.06)          0.00
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(6) ..............  $    7.79        0.00             (0.30)          (0.36)          0.00
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ..................  $    9.62       (0.19)            (1.24)          (0.40)          0.00

OVERSEAS FUND
---------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) .........  $   14.19        0.00              1.14           (0.26)         (3.72)
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .................  $   13.35        0.08              0.76           (0.00)          0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................  $   11.41        0.24              1.96           (0.26)          0.00
JANUARY 1, 2003(7) TO DECEMBER 31, 2003 ...............  $    8.69        0.11(8)           2.74           (0.13)          0.00

INVESTOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) .........  $   14.14       (0.06)             1.16           (0.20)         (3.72)
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .................  $   13.35        0.29              0.50           (0.00)          0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................  $   11.41        0.14              1.95           (0.15)          0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..................  $    8.69        0.07(8)           2.72(4)        (0.07)          0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..................  $   10.86       (0.01)            (2.16)           0.00           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..................  $   13.66        0.01             (2.63)          (0.18)          0.00
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(6) ..............  $   15.17       (0.03)            (1.48)           0.00           0.00
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ..................  $   14.37       (0.04)             0.84            0.00           0.00

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS             WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                                     ENDING      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                          RETURN  NET ASSET  --------------------------------------------------
                                                              OF  VALUE PER  NET INVESTMENT       GROSS    EXPENSES       NET
                                                         CAPITAL      SHARE   INCOME (LOSS)    EXPENSES      WAIVED    EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
ASIA PACIFIC FUND
--------------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) .........     0.00  $   13.05           (0.31)%      2.00%      (0.35)%      1.65%
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .................     0.00  $   11.53            1.08%       1.92%      (0.23)%      1.69%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................     0.00  $   10.22            0.57%       1.80%      (0.06)%      1.74%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..................     0.00  $    8.98            0.53%       1.97%      (0.28)%      1.69%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..................     0.00  $    5.66           (0.43)%      2.30%      (0.33)%      1.97%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..................     0.00  $    6.18           (0.18)%      2.35%      (0.33)%      2.02%
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(6) ..............     0.00  $    7.13           (0.29)%      2.00%       0.00%       2.00%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ..................     0.00  $    7.79           (0.30)%      1.68%       0.00%       1.68%

OVERSEAS FUND
--------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) .........     0.00  $   11.35            0.55%       1.35%      (0.40)%      0.95%
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .................     0.00  $   14.19            1.05%       1.33%      (0.37)%      0.96%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................     0.00  $   13.35            1.87%       0.91%      (0.06)%      0.85%
JANUARY 1, 2003(7) TO DECEMBER 31, 2003 ...............     0.00  $   11.41            1.21%       7.62%      (6.71)%      0.91%

INVESTOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) .........     0.00  $   11.32            0.07%       1.92%      (0.46)%      1.46%
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .................     0.00  $   14.14            1.56%       1.89%      (0.43)%      1.46%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................     0.00  $   13.35            1.03%       1.88%      (0.44)%      1.44%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..................     0.00  $   11.41            0.77%       1.94%      (0.47)%      1.47%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..................     0.00  $    8.69           (0.12)%      2.12%      (0.33)%      1.79%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..................     0.00  $   10.86            0.13%       2.47%      (0.56)%      1.91%
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(6) ..............     0.00  $   13.66           (1.28)%      1.92%       0.00%       1.92%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ..................     0.00  $   15.17           (0.30)%      1.76%      (0.04)%      1.72%

                                                                      PORTFOLIO    NET ASSETS AT
                                                             TOTAL     TURNOVER    END OF PERIOD
                                                         RETURN(2)      RATE(3)  (000'S OMITTED)
------------------------------------------------------------------------------------------------
ASIA PACIFIC FUND
------------------------------------------------------------------------------------------------

INVESTOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) .........      24.04%          88%        $317,776
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .................      15.38%         117%        $186,088
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................      20.45%         153%        $126,395
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..................      60.25%         286%        $ 93,041
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..................      (7.78)%        159%        $ 57,458
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..................     (12.50)%        166%        $ 38,146
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(6) ..............      (3.84)%         23%        $ 56,479
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ..................     (16.22)%        182%        $ 57,255

OVERSEAS FUND
------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) .........      10.43%          25%        $  6,065
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .................       6.30%         111%        $  5,929
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................      19.26%          22%        $    180
JANUARY 1, 2003(7) TO DECEMBER 31, 2003 ...............      32.77%          41%        $    157

INVESTOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) .........      10.11%          25%        $ 63,708
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .................       5.93%         111%        $ 63,792
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................      18.29%          22%        $119,585
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..................      32.16%          41%        $155,972
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..................     (19.98)%         46%        $ 84,251
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..................     (19.15)%        169%        $ 25,254
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(6) ..............      (9.95)%         13%        $ 40,773
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ..................       5.57%         117%        $ 44,720

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(4)   Includes $0.01 in redemption fees.

(5)   Includes $0.03 in redemption fees.

(6)   In 2000, the Fund changed its fiscal year end from October to December.

(7)   Commencement of operations.

(8)   Calculated based upon average shares outstanding.

NOTES TO FINANCIAL STATEMENTS    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------
      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at March 31, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Asia Pacific Fund and Overseas Fund.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

                           Acquiring Fund                                             Target Fund
----------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE ASIA PACIFIC FUND INVESTOR CLASS           STRONG ASIA PACIFIC FUND INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE OVERSEAS FUND INSTITUTIONAL CLASS          STRONG OVERSEAS FUND INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE OVERSEAS FUND INVESTOR CLASS               STRONG OVERSEAS FUND INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities, which are traded on a national or foreign securities exchange, are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at March 31, 2006.

      At September 30, 2005, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

      Fund                   Year Expires            Capital Loss Carryforwards
--------------------------------------------------------------------------------
      OVERSEAS FUND              2007                               $   168,820
                                 2009                                 7,601,230
                                 2010                                 1,942,513
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

      The Funds may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts, which have been offset but have not reached their settlement date, are included in unrealized gains and losses. As of March 31, 2006, there were no outstanding forward foreign currency contracts.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive

NOTES TO FINANCIAL STATEMENTS    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked daily while collateral supporting loans of U.S. Government securities are remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loans plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2005, Wells Fargo Bank, N.A. received 35% of the revenues earned on the securities lending activities and incurred all expenses. The value of the securities on loan and the value of the related collateral at March 31, 2006, are shown on the Statements of Assets and Liabilities.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                                         Subadvisory
                                                 Advisory Fees*                                           Fees (% of
                             Average Daily       (% of Average                        Average Daily     Average Daily
    Fund                      Net Assets       Daily Net Assets)     Subadviser        Net Assets        Net Assets)
----------------------------------------------------------------------------------------------------------------------
    ASIA PACIFIC FUND**   First $500 million         1.100         Wells Capital   First $100 million       0.650
                           Next $500 million         1.050           Management     Next $100 million       0.550
                             Next $2 billion         1.000         Incorporated     Over $200 million       0.450
                             Next $2 billion         0.975
                             Over $5 billion         0.950
----------------------------------------------------------------------------------------------------------------------
    OVERSEAS FUND         First $500 million         0.950            New Star      First $50 million       0.350
                           Next $500 million         0.900         Institutional    Next $500 million       0.290
                             Next $2 billion         0.850            Managers      Over $550 million       0.200
                             Next $2 billion         0.825            Limited
                             Over $5 billion         0.800

* Effective April 11, 2005. From January 1, 2005, through April 10, 2005, Funds Management served as interim investment adviser to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                                                                      Advisory Fees
                                                                                                      (% of Average
    Fund                                             Average Daily Net Assets                       Daily Net Assets)
----------------------------------------------------------------------------------------------------------------------
    ASIA PACIFIC FUND                                    First $4 billion                                 0.750
    OVERSEAS FUND                                         Next $2 billion                                 0.725
                                                          Over $6 billion                                 0.700
----------------------------------------------------------------------------------------------------------------------

** Effective January 1, 2006. Prior to January 1, 2006, Subadviser(s) were entitled to be paid a monthly fee at the following rates:

                                                                                                          Subadvisory
                                                                                                          Fees (% of
                                                                              Average Daily             Average Daily
    Fund                                    Subadviser                          Net Assets               Net Assets)
----------------------------------------------------------------------------------------------------------------------
    ASIA PACIFIC FUND                Wells Capital Management               First $200 million              0.450
                                           Incorporated                      Over $200 million              0.350
----------------------------------------------------------------------------------------------------------------------
    OVERSEAS FUND                     New Star Institutional                First $250 million              0.250
                                         Managers Limited                    Next $250 million              0.180
                                                                             Over $500 million              0.160

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                                                Administration Fees**
                                                                                                    (% of Average
                                                   Average Daily Net Assets                       Daily Net Assets)
----------------------------------------------------------------------------------------------------------------------
    FUND LEVEL                                         First $5 billion                                     0.05
                                                        Next $5 billion                                     0.04
                                                       Over $10 billion                                     0.03
----------------------------------------------------------------------------------------------------------------------
    INSTITUTIONAL CLASS                                                                                     0.08
----------------------------------------------------------------------------------------------------------------------
    INVESTOR CLASS***                                                                                 0.25, 0.40
----------------------------------------------------------------------------------------------------------------------

***   For the Asia Pacific Fund and Overseas Fund, respectively.

** Effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                  Administration Fees
                                            (% of Average Daily Net Assets)
                                      ------------------------------------------
    Fund                              Institutional Class        Investor Class
--------------------------------------------------------------------------------
    ASIA PACIFIC FUND                          N/A                    0.30
--------------------------------------------------------------------------------
    OVERSEAS FUND                             0.02                    0.30

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS served as the transfer agent to the predecessor Strong Funds effective March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds. Effective April 11, 2005, transfer agent fees are paid by Funds Management and not by the Funds.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                  % of Average
    Fund                                                       Daily Net Assets
--------------------------------------------------------------------------------
    ASIA PACIFIC FUND                                                0.25
--------------------------------------------------------------------------------
    OVERSEAS FUND                                                    0.10

      Prior to February 28, 2005, State Street Bank served as custodian for each of the predecessor Strong Funds. State Street was entitled to receive certain fees, primarily based on transactions of the fund.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                 % of Average
    Share Class                                                Daily Net Assets
--------------------------------------------------------------------------------
    INSTITUTIONAL CLASS                                              None
--------------------------------------------------------------------------------
    INVESTOR CLASS                                                   0.25*

      * Effective April 11, 2005. Prior to April 11, 2005, shareholder servicing fees for the predecessor Strong Funds, if any, were encompassed by the Strong Funds' 12b-1 distribution and service plan. For the period October 1, 2005, through March 31, 2006, shareholder servicing fees paid were as follows:

    Fund                                                         Investor Class
--------------------------------------------------------------------------------
    ASIA PACIFIC FUND                                            $      290,564
--------------------------------------------------------------------------------
    OVERSEAS FUND                                                        77,207

NOTES TO FINANCIAL STATEMENTS    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to February 28, 2005, State Street served as fund accountant for each of the predecessor Strong Funds. Fund accounting fees were paid by the Funds' administrator and not by the Funds.

WAIVED FEES AND REIMBURSED EXPENSES

      Effective April 11, 2005, Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratios for the Funds. Net operating expense ratios in effect for the period ended March 31, 2006, were as follows:

                                             Net Operating Expense Ratios
                                     ------------------------------------------
    Fund                             Institutional Class         Investor Class
--------------------------------------------------------------------------------
    ASIA PACIFIC FUND                        N/A                      1.65%
--------------------------------------------------------------------------------
    OVERSEAS FUND                           0.95                      1.46%

      Prior to April 11, 2005, the Strong Funds' adviser and/or administrator could voluntarily waive or absorb certain expenses at their discretion. Strong Capital Management, Inc. ("SCM") and/or SISI had contractually agreed to waive its fees and/or absorb expenses for the Strong Asia Pacific Fund Investor Class and Strong Overseas Fund Investor Class until May 1, 2005, to keep total annual operating expenses at no more than 2.00% and 1.50%, respectively. Pursuant to the direction of the Strong Funds Board of Directors and certain regulatory settlements, SCM had contractually agreed to waive its fees and/or absorb expenses in the amount of 0.025% for the Strong Asia Pacific Fund and 0.033% for the Strong Overseas Fund from May 21, 2004 until May 21, 2005. However, effective April 11, 2005, the Funds were subject to a different expense structure. SISI also allocated to each fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds.

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities and U.S. government obligations (securities with maturities of one year or less at purchase date) for the period ended March 31, 2006, were as follows:

    Fund                             Purchases at Cost           Sales Proceeds
--------------------------------------------------------------------------------
    ASIA PACIFIC FUND                  $ 257,318,216             $  196,806,138
--------------------------------------------------------------------------------
    OVERSEAS FUND                         16,895,744                 22,240,334

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net asset values. For the six months ended March 31, 2006, the Asia Pacific Fund and Overseas Fund had no borrowings under either agreement.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in an identical capacity for each of the 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

----------------------------------------------------------------------------------------------------------
                           POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
    NAME AND AGE           LENGTH OF SERVICE **      PAST FIVE YEARS                  OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
    Thomas S. Goho         Trustee, since 1987       Chair of Finance, Wake           None
    63                                               Forest University, since
                                                     2006. Benson-Pruitt
                                                     Professorship, Wake Forest
                                                     University, Calloway School
                                                     of Business and Accountancy,
                                                     since 1999.
----------------------------------------------------------------------------------------------------------
    Peter G. Gordon        Trustee, since 1998       Chairman, CEO, and Co-           None
    63                     (Chairman, since 2005)    Founder of Crystal Geyser
                                                     Water Company, and President
                                                     of Crystal Geyser Roxane
                                                     Water Company.
----------------------------------------------------------------------------------------------------------
    Richard M. Leach       Trustee, since 1987       Retired. Prior thereto,          None
    72                                               President of Richard M.
                                                     Leach Associates (a
                                                     financial consulting firm).
----------------------------------------------------------------------------------------------------------
    Olivia S. Mitchell     Trustee, since 2006       Professor of Insurance and       None
    53                                               Risk Management, Wharton
                                                     School, University of
                                                     Pennsylvania. Director of
                                                     the Boettner Center on
                                                     Pensions and Retirement.
                                                     Research Associate and Board
                                                     Member, Penn Aging Research
                                                     Center. Research Associate,
                                                     National Bureau of Economic
                                                     Research.
----------------------------------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES (CONTINUED)

----------------------------------------------------------------------------------------------------------
                           POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
    NAME AND AGE           LENGTH OF SERVICE **      PAST FIVE YEARS                  OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
    Timothy J. Penny       Trustee, since 1996       Senior Counselor to the public   None
    54                                               relations firm of
                                                     Himle-Horner, and Senior
                                                     Fellow at the Humphrey
                                                     Institute, Minneapolis,
                                                     Minnesota (a public policy
                                                     organization).
----------------------------------------------------------------------------------------------------------
    Donald C. Willeke      Trustee, since 1996       Principal of the law firm of     None
    65                                               Willeke & Daniels.
----------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE***

----------------------------------------------------------------------------------------------------------
                           POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
    NAME AND AGE           LENGTH OF SERVICE **      PAST FIVE YEARS                  OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
    J. Tucker Morse        Trustee, since 1987       Private Investor/Real Estate     None
    61                                               Developer. Prior thereto,
                                                     Chairman of White Point
                                                     Capital, LLC until 2005.
----------------------------------------------------------------------------------------------------------

OFFICERS

----------------------------------------------------------------------------------------------------------
                           POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
    NAME AND AGE           LENGTH OF SERVICE         PAST FIVE YEARS                  OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
    Karla M. Rabusch       President, since 2003     Executive Vice President of      None
    46                                               Wells Fargo Bank, N.A. and
                                                     President of Wells Fargo Funds
                                                     Management, LLC. Senior Vice
                                                     President and Chief
                                                     Administrative Officer of
                                                     Wells Fargo Funds Management,
                                                     LLC from 2001 to 2003.
----------------------------------------------------------------------------------------------------------
    C. David Messman       Secretary, since 2000     Vice President and Managing       None
    45                                               Senior Counsel of Wells Fargo
                                                     Bank, N.A. and Senior Vice
                                                     President and Secretary of
                                                     Wells Fargo Funds Management,
                                                     LLC. Vice President and Senior
                                                     Counsel of Wells Fargo Bank,
                                                     N.A. from 1996 to 2003.
----------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS (CONTINUED)

----------------------------------------------------------------------------------------------------------
                           POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
    NAME AND AGE           LENGTH OF SERVICE         PAST FIVE YEARS                  OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
    A. Erdem Cimen 32      Treasurer, since 2006     Vice President of Wells Fargo    None
                                                     Bank, N.A. and Vice President
                                                     of Financial Operations for
                                                     Wells Fargo Funds Management,
                                                     LLC. Vice President and Group
                                                     Finance Officer of Wells Fargo
                                                     Bank, N.A. Auto Finance Group
                                                     from 2004 to 2006. Vice
                                                     President of Portfolio Risk
                                                     Management for Wells Fargo
                                                     Bank, N.A. Auto Finance Group
                                                     in 2004. Vice President of
                                                     Portfolio Research and
                                                     Analysis for Wells Fargo Bank,
                                                     N.A. Auto Finance Group from
                                                     2001 to 2004. Director of
                                                     Small Business Services Risk
                                                     Management for American
                                                     Express Travel Related
                                                     Services from 2000 to 2001.
----------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of March 31, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

OTHER INFORMATION (UNAUDITED)    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY
AGREEMENTS:

ASIA PACIFIC FUND AND OVERSEAS FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and subadvisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and subadvisory agreements. In this regard, the Board reviewed and re-approved, during the six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Asia Pacific Fund and Overseas Fund (the "Funds"); (ii) an investment subadvisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Asia Pacific Fund; and (iii) an investment subadvisory agreement with New Star Institutional Managers Limited ("New Star") for the Overseas Fund. The investment advisory agreement with Funds Management and the investment subadvisory agreements with Wells Capital Management and New Star (the "Subadvisers") are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on March 31, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Subadvisers and the continuation of the Advisory Agreements. Prior to the March 31, 2006 meeting, the Board, including the Independent Trustees, met in person and telephonically a number of times, both with Funds Management and in private sessions relating to the advisory contract approvals. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Subadvisers under the Advisory Agreements. The Board also received and considered responses of Funds Management and the Subadvisers to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of Funds Management and the Subadvisers. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

      The Board evaluated the ability of Funds Management and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Funds Management's and the Subadviser's compensation program for its personnel involved in the management of the Funds.

      The Board further considered the compliance programs and compliance records of Funds Management and the Subadvisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management about various topics, including Funds Management's oversight of service providers, such as the Subadvisers.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Subadvisers.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods ended December 31, 2005. The Board also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance of the Asia Pacific Fund was better than the median performance of its Peer Group for most time periods. The Board then noted that the performance of the Overseas Fund was

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

lower than the median performance of its peer group for all time periods and required further review. Upon further review, the Board noted that the Overseas Fund's underperformance was due, in part, to New Star's underweighting of Japanese Financial stocks in the Fund's portfolio. The Board asked for a continued report of the performance of the Overseas Fund.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the net operating expense ratios for the Funds were the same as or lower than the Funds' Peer Group's median net operating expense ratios.

      Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUBADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment subadvisory fee rates (the "Subadvisory Agreement Rates") payable by Funds Management to the Subadvisers for investment subadvisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each respective Fund's Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for these Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided.

      The Board also reviewed the Subadvisory Agreement Rates and concluded that the Subadvisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as on other relationships between the Funds on the one hand and Funds Management affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

      The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationship with the Asia Pacific Fund was not a material factor in determining whether to renew the agreement. The Board did not consider a separate profitability analysis of New Star, which is not affiliated with Funds Management. The Board considered that the subadvisory fees paid to New Star had been negotiated by Funds Management on an arm's length basis and that New Star's separate profitability from its relationship with the Overseas Fund was not a material factor in determining whether to renew the agreement.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints applicable to the Funds.

OTHER INFORMATION (UNAUDITED)    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by the Subadvisers to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Subadvisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Subadvisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUBADVISERS
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Subadvisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Subadvisers with the Funds and benefits potentially derived from an increase in Funds Management's and the Subadvisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Subadvisers and their affiliates).

      The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and the Subadvisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and the Subadvisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of Funds Management and the Subadvisers at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS            LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipt
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
REITS      -- Real Estate Investment Trusts
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

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

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]
WELLS   ADVANTAGE
FARGO   FUNDS

More information about WELLS FARGO      This report and the financial statements
ADVANTAGE FUNDS(SM) is available free   contained herein are submitted for the
upon request. To obtain literature,     general information of the shareholders
please write, e-mail, visit the         of WELLS FARGO ADVANTAGE FUNDS. If this
Funds' Web site, or call:               report is used for promotional purposes,
                                        distribution of the report must be
WELLS FARGO ADVANTAGE FUNDS             accompanied or preceded by a current
P.O. Box 8266                           prospectus. For a prospectus containing
Boston, MA 02266-8266                   more complete information, including
                                        charges and expenses, call
E-mail: wfaf@wellsfargo.com             1-800-222-8222 or visit the Funds' Web
Web site: www.wellsfargo.com            site at
/advantagefunds                         www.wellsfargo.com/advantagefunds.
Retail Investment Professionals:        Please consider the investment
1-888-877-9275                          objective, risks, charges, and expenses
Institutional Investment                of the investment carefully before
Professionals: 1-866-765-0778           investing. This and other information
                                        about WELLS FARGO ADVANTAGE FUNDS can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

                                        Wells Fargo Funds Management, LLC, a
                                        wholly owned subsidiary of Wells Fargo &
                                        Company, provides investment advisory
                                        and administrative services for WELLS
                                        FARGO ADVANTAGE FUNDS. Other affiliates
                                        of Wells Fargo & Company provide
                                        sub-advisory and other services for the
                                        Funds. The Funds are distributed by
                                        WELLS FARGO FUNDS DISTRIBUTOR, LLC,
                                        Member NASD/SIPC, an affiliate of Wells
                                        Fargo & Company.

              -----------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
              -----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo    www.wellsfargo.com/advantagefunds         RT056260 05-31
Advantage Funds, LLC.                                       SINTNLD/SAR107 03/06
All rights reserved.

                                                                [LOGO]
                                                                WELLS  ADVANTAGE
                                                                FARGO  FUNDS
--------------------------------------------------------------------------------
                                 MARCH 31, 2006
--------------------------------------------------------------------------------
                               Semi-Annual Report
[PHOTO OMITTED]
--------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

      Wells Fargo Advantage Emerging Markets Focus Fund

      Wells Fargo Advantage Institutional Emerging Markets Fund

      Wells Fargo Advantage International Core Fund

      Wells Fargo Advantage International Equity Fund

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

Table of Contents

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   Emerging Markets Focus Fund ............................................    2
   Institutional Emerging Markets Fund ....................................    4
   International Core Fund ................................................    6
   International Equity Fund ..............................................    8
Fund Expenses (Unaudited) .................................................   10
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   Emerging Markets Focus Fund ............................................   12
   Institutional Emerging Markets Fund ....................................   17
   International Core Fund ................................................   24
   International Equity Fund ..............................................   28
Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ...................................   37
   Statements of Operations ...............................................   38
   Statements of Changes in Net Assets ....................................   40
   Financial Highlights ...................................................   44
Notes to Financial Highlights .............................................   48
--------------------------------------------------------------------------------
Notes to Financial Statements .............................................   49
--------------------------------------------------------------------------------
Other Information (Unaudited) .............................................   56
--------------------------------------------------------------------------------
List of Abbreviations .....................................................   61
--------------------------------------------------------------------------------

For the Semi-Annual Report of the WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND, please refer to the WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS' Semi-Annual Report.

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS semi-annual report for the six-month period that ended March 31, 2006. On the following pages, you will find a discussion of each Fund that includes performance highlights, changes to the Fund, and the portfolio managers' strategic outlook. You will also find facts and figures about each Fund.

GLOBAL ECONOMY
--------------------------------------------------------------------------------

      Global economic activity remained strong during the past six months. This continued strength has helped to counterbalance higher energy and basic material prices, as well as more restrictive monetary policies. Both the European Central Bank and Federal Reserve Board continued to raise interest rates during the period, which, given their collective impact, may help to keep prices stable by restraining access to money for development and investment. The Bank of Japan followed in their footsteps and in March 2006 announced the end to its five-year, deflation-fighting policy by taking its first step toward increasing interest rates from zero percent. If energy and commodity prices continue to rise, central banks may persist in raising interest rates in an attempt to ward off inflation. Many companies and countries will continue to monitor the economic progress of the United States as well, because the strength and growth of the world's largest economy continues to have great bearing on its international business partners.

INTERNATIONAL STOCKS
--------------------------------------------------------------------------------

      International stocks continued to perform admirably in the fourth quarter of 2005 and through the first quarter of 2006, with the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index 1 ending the six-month period with a total return of 13.86%. The dollar was generally flat during the period after experiencing slight appreciation in the fourth quarter of 2005 and then experiencing slight depreciation in the first quarter of 2006. Japan, which was one of the strongest-performing countries in the fourth quarter, continued to move higher during the start of 2006 but at a more moderate pace. The ongoing economic recovery in Japan continued to be validated with the release of new economic data. Emerging markets remained among the top performers during the period as investors continued to invest in the economic growth and increasing affluence of these up-and-coming economies.

LOOKING AHEAD
--------------------------------------------------------------------------------

      Many factors can affect the stability of global economic activity, including monetary policies, war, natural disasters, terrorism, and political uncertainty. That's why we believe that successful investing includes taking a balanced, long-term approach that may include domestic and international equities across several asset classes. While diversification may not prevent losses in a downturn, it may help to reduce them and keep you on track to reach your financial goals. To help you reach your diversification goals, we offer funds across every key category, each guided by skillful, independent money managers--our subadvisers--chosen for their focused attention to a particular investment style. We believe that our insistence on seeking outstanding money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move forward to their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM)--we appreciate your confidence in us. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at WWW.WELLSFARGOFUNDS.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

1 The Morgan Stanley Capital International Europe, Australasia, and Far East ("MSCI EAFE") Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East.You cannot invest directly in an Index.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS           PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Frank Chiang                           12/31/1997
   Josephine Jimenez, CFA

HOW DID THE FUND PERFORM OVER THE 6-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 24.72% 1 (excluding sales charge) for the six-month period that ended March 31, 2006, outperforming its benchmark, the MSCI Emerging Markets Index(SM) 2, which returned 20.19%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

      PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS. YOU SHOULD NOT EXPECT THAT SUCH FAVORABLE RETURNS CAN BE CONSISTENTLY ACHIEVED. A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Equities in emerging markets surged during the period in response to several macroeconomic reports that indicated a steady expansion in the global economy. Commodity producers benefited from higher prices as supply continually fell short of demand.

      During a period when the majority of the Fund's holdings contributed positively, the Fund's Brazilian holdings provided outstanding results. For example, in the area of commodity-focused companies, the Fund's top holding was Cosan, a Brazilian sugar refiner that more than doubled in price after its initial public offering in early 2006. Petroleo Brasileiro ("Petrobras"), one of the Fund's largest energy holdings, also rose as crude oil prices hovered near $60 a barrel during the period.

      China Overseas Land & Investment Ltd., an additional top-performing holding for the period, rose in the wake of a regional real estate market boom that increased property values throughout Asia.

      In South Africa, Impala Platinum Holdings Ltd., another one of the Fund's well-documented performance leaders, increased along with platinum prices.

      The Fund's holdings in South Korea's Samsung Electronics, LG Electronics, and Hyundai Motor enjoyed an outstanding fourth quarter in 2005, but then the stocks suffered setbacks during the first quarter of 2006. We reduced the Fund's technology weighting because of renewed skepticism in the near term. We saw much of the same in Taiwan, and even though Hon Hai Precision and Taiwan Semiconductor performed well early in the period, we have since taken profits and reduced the Fund's exposure to Taiwan.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      In addition to the decreases we made in the Fund's holdings of South Korean and Taiwanese companies, we also increased our exposure to Brazil by increasing Cosan and Petrobras as the result of our positive view of commodity prices, especially in sugar and oil. We also increased the Fund's exposure to China, South Africa, and Russia due to a positive assessment of commodities and the consumer sectors in those countries; in particular, we added to the consumer staples, energy, and materials sectors.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The superior economic growth experienced in many of the emerging market countries has created a wealth effect that has led to strong domestic consumption trends, especially in the real estate, banking, and consumer sectors. We also like the energy sector, given the strong demand for oil in China and a positive price outlook. Sugar has been one of the Fund's favored commodities since early 2006. We believe that sugar and ethanol producers will benefit from supply constraints and from the increased demand for alternative fuels. In the materials sector, we remain selective and currently favor steel, nickel, copper, and other precious metals that are in short supply. We are optimistic about 2006 and believe that the current macroeconomic drivers are positive for equities in emerging markets.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FOREIGN INVESTMENTS PRESENT CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                               Including Sales Charge                 Excluding Sales Charge
                                                        ------------------------------------   ------------------------------------
                                                                                     Life of                                Life of
                                                        6-Month*   1-Year   5-Year     Fund    6-Month*   1-Year   5-Year     Fund
-----------------------------------------------------------------------------------------------------------------------------------
    Emerging Markets Focus Fund - Class A
       (Incept. Date 10/31/2001)                         17.54      39.79    19.31    15.70     24.72      48.32    20.73    16.54
-----------------------------------------------------------------------------------------------------------------------------------
    Emerging Markets Focus Fund - Class B
       (Incept. Date 10/31/2001)                         19.24      42.30    19.93    16.15     24.24      47.30    20.12    16.15
-----------------------------------------------------------------------------------------------------------------------------------
    Emerging Markets Focus Fund - Class C
       (Incept. Date 10/31/2001)                         23.16      46.16    19.82    15.47     24.16      47.16    19.82    15.47
-----------------------------------------------------------------------------------------------------------------------------------
    Emerging Markets Focus Fund - Administrator Class
       (Incept. Date 12/31/1997)                                                                24.85      48.74    20.97    16.93
-----------------------------------------------------------------------------------------------------------------------------------
    Benchmark
-----------------------------------------------------------------------------------------------------------------------------------
       MSCI Emerging Markets Index(SM) 2                                                        20.19      47.98    23.57    10.91

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF MARCH 31, 2006)
-------------------------------------------------------------------
    Beta**                                                    1.17
-------------------------------------------------------------------
    Price to Earnings Ratio (trailing 12 months)             15.00x
-------------------------------------------------------------------
    Price to Book Ratio                                       3.25x
-------------------------------------------------------------------
    Median Market Cap ($B)                                 $ 10.71
-------------------------------------------------------------------
    Portfolio Turnover***                                       50%
-------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE MSCI EMERGING MARKETS INDEX(SM) BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF MARCH 31, 2006)
-------------------------------------------------------------------
    Lukoil ADR                                                9.31%
-------------------------------------------------------------------
    Natura Cosmeticos SA                                      6.19%
-------------------------------------------------------------------
    Samsung Electronics Company Limited                       5.92%
-------------------------------------------------------------------
    Cosan SA Industria e Comercio                             5.40%
-------------------------------------------------------------------
    Bajaj Hindusthan Limited                                  4.77%
-------------------------------------------------------------------
    Hon Hai Precision Industry Company Limited                4.27%
-------------------------------------------------------------------
    China Overseas Land & Investment Limited                  4.16%
-------------------------------------------------------------------
    Petroleo Brasileiro SA ADR                                4.00%
-------------------------------------------------------------------
    Shinhan Financial Group Company Limited                   3.57%
-------------------------------------------------------------------
    Gold Fields Limited                                       3.12%

PORTFOLIO COMPOSITION 3 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

USA                          1%
Asia/Pacific Ex Japan       40%
Continental Europe          18%
Latin America               31%
Mideast/Africa              10%

GROWTH OF $10,000 INVESTMENT 5 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                  WELLS FARGO ADVANTAGE EMERGING
              WELLS FARGO ADVANTAGE EMERGING    MARKETS FOCUS FUND - Administrator
   Date        MARKETS FOCUS FUND - Class A                   Class                   MSCI Emerging Markets Index
12/31/1997                  9425                              10000                               10000
 1/31/1998                  8921                               9470                               9,216
 2/28/1998                  9963                              10580                              10,178
 3/31/1998                 10768                              11440                              10,619
 4/30/1998                 11281                              11990                              10,504
 5/31/1998                  9743                              10360                               9,064
 6/30/1998                  8780                               9340                               8,113
 7/31/1998                  9029                               9610                               8,371
 8/31/1998                  6518                               6940                               5,950
 9/30/1998                  7210                               7680                               6,328
10/31/1998                  7769                               8280                               6,994
11/30/1998                  7972                               8500                               7,576
12/31/1998                  7429                               7924                               7,466
 1/31/1999                  7780                               8302                               7,346
 2/28/1999                  7672                               8190                               7,417
 3/31/1999                  9207                               9834                               8,395
 4/30/1999                 10226                              10927                               9,433
 5/31/1999                 10690                              11427                               9,378
 6/30/1999                 12556                              13429                              10,443
 7/31/1999                 12455                              13327                              10,159
 8/31/1999                 11543                              12356                              10,251
 9/30/1999                 11405                              12214                               9,904
10/31/1999                 12057                              12918                              10,115
11/30/1999                 14701                              15757                              11,022
12/31/1999                 16434                              17623                              12,424
 1/31/2000                 16465                              17664                              12,498
 2/29/2000                 16584                              17799                              12,663
 3/31/2000                 17619                              18918                              12,725
 4/30/2000                 15845                              17021                              11,519
 5/31/2000                 14989                              16109                              11,043
 6/30/2000                 15976                              17177                              11,432
 7/31/2000                 15410                              16576                              10,844
 8/31/2000                 16337                              17581                              10,897
 9/30/2000                 14992                              16140                               9,945
10/31/2000                 14350                              15456                               9,224
11/30/2000                 12958                              13963                               8,418
12/31/2000                 13530                              14586                               8,621
 1/31/2001                 14778                              15938                               9,808
 2/28/2001                 13933                              15033                               9,040
 3/31/2001                 12983                              14014                               8,152
 4/30/2001                 13632                              14721                               8,555
 5/31/2001                 14117                              15252                               8,657
 6/30/2001                 13466                              14555                               8,480
 7/31/2001                 12412                              13422                               7,944
 8/31/2001                 12233                              13235                               7,865
 9/30/2001                 10393                              11249                               6,648
10/31/2001                 10917                              11821                               7,060
11/30/2001                 12002                              13006                               7,798
12/31/2001                 13052                              14039                               8,417
 1/31/2002                 13633                              14678                               8,702
 2/28/2002                 13952                              14982                               8,845
 3/31/2002                 14513                              15611                               9,377
 4/30/2002                 14784                              15904                               9,438
 5/31/2002                 15084                              16239                               9,287
 6/30/2002                 14029                              15108                               8,590
 7/31/2002                 13333                              14354                               7,937
 8/31/2002                 13110                              14113                               8,059
 9/30/2002                 11552                              12447                               7,190
10/31/2002                 12278                              13243                               7,656
11/30/2002                 12742                              13746                               8,183
12/31/2002                 12329                              13298                               7,912
 1/31/2003                 12087                              13057                               7,877
 2/28/2003                 11739                              12680                               7,665
 3/31/2003                 11661                              12596                               7,447
 4/30/2003                 13452                              14545                               8,111
 5/31/2003                 14090                              15237                               8,693
 6/30/2003                 14777                              15986                               9,188
 7/31/2003                 15765                              17062                               9,763
 8/31/2003                 16887                              18285                              10,418
 9/30/2003                 17197                              18612                              10,494
10/31/2003                 18726                              20278                              11,387
11/30/2003                 19190                              20784                              11,527
12/31/2003                 21116                              22882                              12,363
 1/31/2004                 20894                              22640                              12,802
 2/29/2004                 21358                              23156                              13,393
 3/31/2004                 21377                              23178                              13,565
 4/30/2004                 18939                              20531                              12,455
 5/31/2004                 18465                              20035                              12,210
 6/30/2004                 18445                              20004                              12,266
 7/31/2004                 18010                              19540                              12,049
 8/31/2004                 19036                              20657                              12,554
 9/30/2004                 19955                              21670                              13,279
10/31/2004                 20284                              22028                              13,598
11/30/2004                 22287                              24211                              14,857
12/31/2004                 23710                              25761                              15,572
 1/31/2005                 23100                              25097                              15,622
 2/28/2005                 24890                              27058                              16,993
 3/31/2005                 22452                              24411                              15,873
 4/30/2005                 21513                              23399                              15,450
 5/31/2005                 22248                              24200                              15,993
 6/30/2005                 22645                              24643                              16,545
 7/31/2005                 24203                              26341                              17,717
 8/31/2005                 24745                              26942                              17,876
 9/30/2005                 26700                              29083                              19,542
10/31/2005                 24948                              27174                              18,266
11/30/2005                 26845                              29251                              19,778
12/31/2005                 28404                              30950                              20,949
 1/31/2006                 32659                              35599                              23,302
 2/28/2006                 32216                              35115                              23,279
 3/31/2006                 33299                              36309                              23,488

--------------------------------------------------------------------------------

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND was named the Wells Fargo Montgomery Emerging Markets Focus Fund. Performance shown for Class A, Class B and Class C shares of the Fund for periods prior to June 9, 2003, reflects the performance of the applicable share class of the Montgomery Emerging Markets Focus Fund, its predecessor fund, adjusted to reflect the applicable sales charges, and for periods prior to October 31,2001,reflects the performance of the Class R shares of the Montgomery Emerging Markets Focus Fund adjusted to reflect the applicable sales charges and expenses. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND - Administrator Class was named the Wells Fargo Montgomery Emerging Markets Focus Fund -Institutional Class. Performance shown for the Administrator Class shares for periods prior to June 9, 2003, reflects the performance of the Class R shares.

2 The MSCI Emerging Markets Index(SM) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 2005 the MSCI Emerging Markets Index(SM) consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. You cannot invest directly in an Index.

3 Fund characteristics, ten largest equity holdings and portfolio composition are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, ten largest equity holdings and portfolio composition.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND Class A and Administrator Class shares for the life of the Fund with the MSCI Emerging Markets Index(SM). The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS           PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INSTITUTIONAL EMERGING MARKETS FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE INSTITUTIONAL EMERGING MARKETS FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Frank Chiang                            12/17/1993
   Josephine Jimenez, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Institutional Class shares returned 24.52% 1 for the six-month period that ended March 31, 2006, outperforming its benchmark, the MSCI Emerging Markets Index(SM) 2, which returned 20.19%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

      PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS. YOU SHOULD NOT EXPECT THAT SUCH FAVORABLE RETURNS CAN BE CONSISTENTLY ACHIEVED. A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Equities in emerging markets surged during the period in response to several macroeconomic reports that indicated a steady expansion in the global economy. Commodity producers benefited from higher prices as supply continually fell short of demand.

      During a period when the majority of the Fund's holdings contributed positively, the Fund's Brazilian holdings provided outstanding results. For example, in the area of commodity-focused companies, the Fund's top holding was Cosan, a Brazilian sugar refiner that more than doubled in price after its initial public offering in early 2006. Petroleo Brasileiro ("Petrobras"), one of the Fund's largest energy holdings, also rose as crude oil prices hovered near $60 a barrel during the period.

      China Overseas Land & Investment Ltd., an additional top-performing holding for the period, rose in the wake of a regional real estate market boom that increased property values throughout Asia.

      In South Africa, Impala Platinum Holdings Ltd., another one of the Fund's well-documented performance leaders, increased along with platinum prices.

      The Fund's holdings in South Korea's Samsung Electronics, LG Electronics, and Hyundai Motor enjoyed an outstanding fourth quarter in 2005, but then the stocks suffered setbacks during the first quarter of 2006. We reduced the Fund's technology weighting because of renewed skepticism in the near term. We saw much of the same in Taiwan, and even though Hon Hai Precision Industries, Taiwan Semiconductor Manufacturing Company, Asustek, and AU Optronics performed well early in the period, we have since taken profits and reduced the Fund's exposure to Taiwan.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      In addition to the decreases we made in the Fund's holdings of South Korean and Taiwanese companies, we also decreased the Fund's exposure to Hungary, Argentina, and Israel due to market uncertainies. In contrast, we increased our exposure to Brazil by increasing Cosan and Petroleo Brasileiro as the result of our positive view of commodity prices, especially in sugar and oil. We also increased the Fund's exposure to China, South Africa, and Russia due to a positive assessment of commodities and the consumer sectors in those countries; in particular, we added to the consumer staples, energy, and materials sectors.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The superior economic growth experienced in many of the emerging market countries has created a wealth effect that has led to strong domestic consumption trends, especially in the real estate, banking, and consumer sectors. We also like the energy sector, given the strong demand for oil in China and a positive price outlook. Sugar has been one of the Fund's favored commodities since early 2006. We believe that sugar and ethanol producers will benefit from supply constraints and from the increased demand for alternative fuels. In the materials sector, we remain selective and currently favor steel, nickel, copper, and other precious metals that are in short supply. We are optimistic about 2006 and believe that the current macroeconomic drivers are positive for equities in emerging markets.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FOREIGN INVESTMENTS PRESENT CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INSTITUTIONAL EMERGING MARKETS FUND.

PERFORMANCE HIGHLIGHTS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                                                         6-Month*  1-Year  5-Year  10-Year
--------------------------------------------------------------------------------------------------------------------------
    Institutional Emerging Markets Fund - Institutional Class (Incept. Date 12/17/1993)   24.52     47.77   22.42    7.57
--------------------------------------------------------------------------------------------------------------------------
    Benchmark
--------------------------------------------------------------------------------------------------------------------------
       MSCI Emerging Markets Index(SM) 2                                                  20.19     47.98   23.57    7.56
--------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF MARCH 31, 2006)
-------------------------------------------------------------------
    Beta**                                                    1.01
-------------------------------------------------------------------
    Price to Earnings Ratio (trailing 12 months)             15.70x
-------------------------------------------------------------------
    Price to Book Ratio                                       3.14x
-------------------------------------------------------------------
    Median Market Cap ($B)                                 $  7.83
-------------------------------------------------------------------
    Portfolio Turnover***                                       35%
-------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE MSCI EMERGING
   MARKETS INDEX(SM) BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF MARCH 31, 2006)
-------------------------------------------------------------------
    Samsung Electronics Company Limited                       5.43%
-------------------------------------------------------------------
    Hon Hai Precision Industry Company Limited                4.16%
-------------------------------------------------------------------
    Cosan SA Industria e Comercio                             3.63%
-------------------------------------------------------------------
    Bajaj Hindusthan Limited                                  3.52%
-------------------------------------------------------------------
    Lukoil ADR                                                3.48%
-------------------------------------------------------------------
    China Overseas Land & Investment Limited                  3.07%
-------------------------------------------------------------------
    Taiwan Semiconductor Manufacturing Company Limited        2.71%
-------------------------------------------------------------------
    Petroleo Brasileiro SA                                    2.60%
-------------------------------------------------------------------
    Companhia Vale Do Rio Doce Preferreda                     2.30%
-------------------------------------------------------------------
    Banco Bradesco SA Preferred                               2.06%
-------------------------------------------------------------------

PORTFOLIO COMPOSITION 3 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asia/Pacific Ex Japan       50%
Continental Europe          15%
Latin America               21%
Mideast/Africa              12%
United Kingdom               1%
USA                          1%

GROWTH OF $10,000 INVESTMENT 5 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE INSTITUTIONAL
            EMERGING MARKETS FUND - Institutional
   Date                     Class                  MSCI Emerging Markets Index
 3/31/1996                  10000                             10000
 4/30/1996                  10537                            10,400
 5/31/1996                  10713                            10,353
 6/30/1996                  10796                            10,418
 7/31/1996                  10136                             9,706
 8/31/1996                  10438                             9,954
 9/30/1996                  10526                            10,041
10/31/1996                  10306                             9,773
11/30/1996                  10523                             9,937
12/31/1996                  10626                             9,982
 1/31/1997                  11488                            10,662
 2/28/1997                  11882                            11,119
 3/31/1997                  11606                            10,827
 4/30/1997                  11615                            10,846
 5/31/1997                  12051                            11,157
 6/30/1997                  13004                            11,754
 7/31/1997                  13442                            11,929
 8/31/1997                  12059                            10,411
 9/30/1997                  12506                            10,700
10/31/1997                  10355                             8,944
11/30/1997                  10011                             8,618
12/31/1997                  10418                             8,825
 1/31/1998                   9266                             8,133
 2/28/1998                   9895                             8,982
 3/31/1998                  10167                             9,372
 4/30/1998                  10311                             9,270
 5/31/1998                   8997                             7,999
 6/30/1998                   8054                             7,160
 7/31/1998                   8439                             7,387
 8/31/1998                   5915                             5,251
 9/30/1998                   6147                             5,584
10/31/1998                   6541                             6,172
11/30/1998                   7104                             6,686
12/31/1998                   6772                             6,589
 1/31/1999                   6578                             6,483
 2/28/1999                   6415                             6,546
 3/31/1999                   7290                             7,408
 4/30/1999                   8120                             8,325
 5/31/1999                   7944                             8,276
 6/30/1999                   8840                             9,216
 7/31/1999                   8636                             8,965
 8/31/1999                   8659                             9,047
 9/30/1999                   8358                             8,741
10/31/1999                   8634                             8,927
11/30/1999                   9609                             9,727
12/31/1999                  11301                            10,965
 1/31/2000                  11339                            11,030
 2/29/2000                  11649                            11,176
 3/31/2000                  11561                            11,230
 4/30/2000                  10482                            10,166
 5/31/2000                  10235                             9,745
 6/30/2000                  10645                            10,089
 7/31/2000                  10152                             9,570
 8/31/2000                  10566                             9,617
 9/30/2000                   9480                             8,777
10/31/2000                   8822                             8,141
11/30/2000                   7854                             7,429
12/31/2000                   8200                             7,608
 1/31/2001                   9166                             8,656
 2/28/2001                   8295                             7,978
 3/31/2001                   7544                             7,195
 4/30/2001                   7908                             7,550
 5/31/2001                   8292                             7,640
 6/30/2001                   7987                             7,483
 7/31/2001                   7381                             7,010
 8/31/2001                   7252                             6,941
 9/30/2001                   6196                             5,867
10/31/2001                   6598                             6,231
11/30/2001                   7406                             6,882
12/31/2001                   7885                             7,428
 1/31/2002                   8130                             7,680
 2/28/2002                   8208                             7,806
 3/31/2002                   8662                             8,275
 4/30/2002                   8706                             8,329
 5/31/2002                   8591                             8,196
 6/30/2002                   7860                             7,581
 7/31/2002                   7266                             7,005
 8/31/2002                   7303                             7,113
 9/30/2002                   6551                             6,345
10/31/2002                   7010                             6,757
11/30/2002                   7486                             7,222
12/31/2002                   7229                             6,982
 1/31/2003                   7216                             6,952
 2/28/2003                   6989                             6,764
 3/31/2003                   6810                             6,572
 4/30/2003                   7567                             7,158
 5/31/2003                   8087                             7,671
 6/30/2003                   8466                             8,109
 7/31/2003                   9014                             8,616
 8/31/2003                   9590                             9,194
 9/30/2003                   9732                             9,262
10/31/2003                  10500                            10,050
11/30/2003                  10741                            10,173
12/31/2003                  11707                            10,911
 1/31/2004                  11874                            11,298
 2/29/2004                  12468                            11,819
 3/31/2004                  12645                            11,971
 4/30/2004                  11467                            10,992
 5/31/2004                  11272                            10,775
 6/30/2004                  11293                            10,825
 7/31/2004                  11117                            10,633
 8/31/2004                  11611                            11,079
 9/30/2004                  12271                            11,719
10/31/2004                  12475                            12,001
11/30/2004                  13586                            13,112
12/31/2004                  14300                            13,743
 1/31/2005                  14232                            13,787
 2/28/2005                  15239                            14,997
 3/31/2005                  14038                            14,009
 4/30/2005                  13612                            13,635
 5/31/2005                  14045                            14,115
 6/30/2005                  14422                            14,602
 7/31/2005                  15381                            15,635
 8/31/2005                  15606                            15,776
 9/30/2005                  16659                            17,246
10/31/2005                  15730                            16,120
11/30/2005                  16933                            17,455
12/31/2005                  17772                            18,488
 1/31/2006                  20229                            20,564
 2/28/2006                  20080                            20,544
 3/31/2006                  20744                            20,729

--------------------------------------------------------------------------------

1 The Fund's adviser has committed through January 31, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INSTITUTIONAL EMERGING MARKETS FUND - Institutional Class was named the Wells Fargo Montgomery Institutional Emerging Markets Fund - Select Class. Performance shown for the Institutional Class shares of the Fund for periods prior to June 9, 2003, reflects the performance of the Montgomery Institutional Series: Emerging Markets Portfolio, its predecessor fund.

2 The MSCI Emerging Markets Index(SM) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 2005 the MSCI Emerging Markets Free Index(SM) consisted of the following 26 emerging market country indices:
Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. You cannot invest directly in an Index.

3 Fund characteristics, ten largest equity holdings and portfolio composition are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, ten largest equity holdings and portfolio composition.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE INSTITUTIONAL EMERGING MARKETS FUND Institutional Class shares for the life of the Fund with the MSCI Emerging Markets Index(SM). The chart assumes a hypothetical investment of $10,000 in Institutional Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS           PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (the Fund) seeks long-term capital appreciation.

ADVISER                               SUBADVISER
   Wells Fargo Funds Management, LLC     New Star Institutional Managers Limited

FUND MANAGERS                         FUND INCEPTION DATE
   Mark Beale                            09/28/2001
   Brian Coffey
   Richard Lewis

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 10.54% 1 (excluding sales charge) for the six-month period that ended March 31, 2006, underperforming its benchmark, the MSCI EAFE Index 2, which returned 13.86%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.
CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Poor stock selection, particularly in Japan, hurt Fund performance during the six-month period. Compared to the benchmark, the Fund was overweighted in Japan's high-quality companies with solid return histories and was underweighted in Japan's banking sector, which has historically failed to deliver steady returns to investors. The Fund's overweighted position in high-quality stocks proved to be too defensive in the environment following September 2005, when Prime Minister Koizumi was reelected and Japan's banking sector moved to the forefront. Conversely, the Fund's underweighted position in Japan's strong-performing banking sector hurt performance.

      The Fund's underweighting strategy in Europe's industrial and cyclical securities was also disappointing. Unexpected upgrades to earnings estimates fueled continued outperformance in cyclical names as the Fund's favored investments in high-quality pharmaceutical and energy companies soured. Holdings in European financials and the Fund's modestly overweighted holdings in emerging markets, compared to the benchmark, were positive, but they were not positive enough to overcome the missed opportunity in Japanese banks and European cyclicals.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We made several changes to the Fund's holdings. For example, we added Japanese non-bank financials because we believe that they will deliver strong profits in the anticipated reflationary environment in Japan. In the Japanese insurance sector, we added Millea Holdings and Mitsui Sumitomo. The economic returns in this sector seem to be improving, and genuine restructuring and consolidation have helped operational profitability. We also purchased Sumitomo Trust in the banking sector, but only after the stock price became attractive to us and operational improvements, along with strong fee growth, had been realized.

      Purchases during the period were financed by the sale of companies such as Ajinomoto Inc. (food additives) and Shimachu (furniture retailer), which have delivered steady gains but are likely to remain overlooked in the current environment. We also reduced the Fund's holding in Kao, a cosmetic company. Elsewhere in Europe, the Fund maintained its exposure to the profitable financial sector with purchases of Commerzbank and Allianz in Germany. Both companies are enjoying improved returns on assets, and we anticipate profit upgrades. We also added French power utility Suez; E.ON, a gas and utility company; and Alstom, France's power equipment supplier.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We anticipate seeing continued strength in international equities. Many companies are beating analysts' expectations and upgrades, especially in the banking and insurance sectors found in Europe and Japan. European and Japanese retail investors are demonstrating renewed interest in equities, and this is supported by merger and acquisition activity. The prospect for a coordinated monetary tightening policy in the United States, Japan, and Europe may prove to be an obstacle in international markets, but we believe that the buoyant industrial and cyclical sectors would probably suffer more than the high-quality companies with solid return histories, such as the pharmaceutical and oil companies where the Fund is positioned.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FOREIGN INVESTMENTS PRESENT CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                           Including Sales Charge        Excluding Sales Charge
                                                        ---------------------------   ---------------------------
                                                                            Life of                       Life of
                                                        6-Month*   1-Year     Fund    6-Month*   1-Year     Fund
-----------------------------------------------------------------------------------------------------------------
    International Core Fund - Class A
       (Incept. Date 09/28/2001)                          4.20      11.25    10.03     10.54      18.05    11.48
-----------------------------------------------------------------------------------------------------------------
    International Core Fund - Class B
       (Incept. Date 09/28/2001)                          5.09      12.08    10.96     10.09      17.08    11.27
-----------------------------------------------------------------------------------------------------------------
    International Core Fund - Class C
       (Incept. Date 09/28/2001)                          9.08      16.16    11.28     10.08      17.16    11.28
-----------------------------------------------------------------------------------------------------------------
    International Core Fund - Administrator Class
       (Incept. Date 04/11/2005)                                                       10.57      18.18    10.90
-----------------------------------------------------------------------------------------------------------------
    Benchmark
-----------------------------------------------------------------------------------------------------------------
       MSCI EAFE Index 2                                                               13.86      24.41    14.80

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF MARCH 31, 2006)
-------------------------------------------------------------------
    Beta**                                                    0.93
-------------------------------------------------------------------
    Price to Earnings Ratio (trailing 12 months)             18.87x
-------------------------------------------------------------------
    Price to Book Ratio                                       2.50x
-------------------------------------------------------------------
    Median Market Cap ($B)                                 $  5.15
-------------------------------------------------------------------
    Portfolio Turnover***                                       23%
-------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE MSCI EAFE INDEX
   BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF MARCH 31, 2006)
-------------------------------------------------------------------
    Sumitomo Trust & Banking Company Limited                  2.71%
-------------------------------------------------------------------
    Vodafone Group plc                                        2.48%
-------------------------------------------------------------------
    Roche Holding AG                                          2.40%
-------------------------------------------------------------------
    Aeon Company Limited                                      2.38%
-------------------------------------------------------------------
    Novartis AG ADR                                           2.36%
-------------------------------------------------------------------
    Royal Dutch Shell plc Class A                             1.96%
-------------------------------------------------------------------
    Mitsui Sumitomo Insurance Company Limited                 1.74%
-------------------------------------------------------------------
    UniCredito Italiano SpA                                   1.71%
-------------------------------------------------------------------
    Millea Holding Incorporated                               1.69%
-------------------------------------------------------------------
    Nomura Holdings Incorporated                              1.66%

PORTFOLIO COMPOSITION 3 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asia/Pacific Ex Japan        7%
Australia                    4%
Continental Europe          46%
Japan                       25%
United Kingdom              18%

GROWTH OF $10,000 INVESTMENT 5 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                 WELLS FARGO ADVANTAGE INTERNATIONAL
            WELLS FARGO ADVANTAGE INTERNATIONAL       CORE FUND- Administrator
   Date              CORE FUND-CLASS A                          Class                 MSCI EAFE Index
 9/28/2001                  9425                                10000                     10,000
 9/30/2001                  9425                                10000                      9,999
10/31/2001                  9227                                 9790                     10,255
11/30/2001                  9566                                10150                     10,633
12/31/2001                  9811                                10410                     10,696
 1/31/2002                  9331                                 9900                     10,128
 2/28/2002                  9331                                 9900                     10,199
 3/31/2002                  9793                                10390                     10,751
 4/30/2002                  9793                                10390                     10,822
 5/31/2002                  9821                                10420                     10,959
 6/30/2002                  9538                                10120                     10,523
 7/31/2002                  8699                                 9230                      9,484
 8/31/2002                  8728                                 9260                      9,463
 9/30/2002                  8030                                 8520                      8,446
10/31/2002                  8190                                 8690                      8,900
11/30/2002                  8492                                 9010                      9,304
12/31/2002                  8332                                 8840                      8,991
 1/31/2003                  8040                                 8521                      8,616
 2/28/2003                  7926                                 8393                      8,418
 3/31/2003                  7870                                 8324                      8,253
 4/30/2003                  8492                                 8973                      9,062
 5/31/2003                  8973                                 9471                      9,611
 6/30/2003                  9067                                 9560                      9,844
 7/31/2003                  9161                                 9650                     10,082
 8/31/2003                  9331                                 9818                     10,325
 9/30/2003                  9529                                10016                     10,643
10/31/2003                  9962                                10460                     11,306
11/30/2003                 10264                                10766                     11,557
12/31/2003                 10946                                11470                     12,460
 1/31/2004                 11185                                11708                     12,635
 2/29/2004                 11452                                11976                     12,927
 3/31/2004                 11448                                11959                     13,000
 4/30/2004                 11066                                11548                     12,706
 5/31/2004                 11248                                11725                     12,749
 6/30/2004                 11506                                11982                     13,028
 7/31/2004                 11133                                11581                     12,605
 8/31/2004                 11257                                11698                     12,660
 9/30/2004                 11601                                12044                     12,991
10/31/2004                 11898                                12338                     13,434
11/30/2004                 12528                                12979                     14,351
12/31/2004                 13067                                13524                     14,981
 1/31/2005                 12809                                13257                     14,706
 2/28/2005                 13385                                13853                     15,341
 3/31/2005                 13028                                13483                     14,956
 4/30/2005                 12729                                13184                     14,605
 5/31/2005                 12699                                13143                     14,612
 6/30/2005                 12898                                13359                     14,806
 7/31/2005                 13326                                13792                     15,261
 8/31/2005                 13625                                14101                     15,647
 9/30/2005                 13913                                14410                     16,343
10/31/2005                 13505                                13987                     15,866
11/30/2005                 13615                                14101                     16,255
12/31/2005                 14205                                14707                     17,010
 1/31/2006                 15077                                15621                     18,055
 2/28/2006                 14910                                15448                     18,015
 3/31/2006                 15379                                15934                     18,610

      Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND for periods prior to April 11, 2005, reflects the performance of the applicable share class of the Strong Advisor International Core Fund, its predecessor fund. Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND for periods prior to April 11, 2005, reflects the performance of the Class A shares of the Strong Advisor International Core Fund, its predecessor fund and includes fees and expenses that are not applicable to and are higher than those of the Administrator Class shares.

2 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an Index.

3 Fund characteristics, ten largest equity holdings and portfolio composition are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, ten largest equity holdings and sector distribution.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND Class A and Administrator Class shares for the life of the Fund with the MSCI EAFE Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS           PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND (the Fund) seeks total return with an emphasis on capital appreciation, over the long term, by investing primarily in equity securities of non-U.S. companies.

ADVISER                                                 SUBADVISER
   Wells Fargo Funds Management, LLC                       Artisan Partners Limited Partnership
FUND MANAGERS                                              LSV Asset Management
   Mark Beale                 Puneet Mansharamani          New Star Institutional Managers Limited
   Brian Coffey               Menno Vermeulen, CFA       FUND INCEPTION DATE
   Josef Lakonishok           Robert W. Vishny             09/24/1997
   Richard Lewis              Mark L. Yockey, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 13.22% 1 (excluding sales charge) for the six-month period that ended March 31, 2006, underperforming its benchmark, the MSCI EAFE Index 2, which returned 13.86%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.
CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund uses three different styles of international equity management: an international value style, subadvised by LSV Asset Management (LSV); an international core style, subadvised by New Star Institutional Managers Limited (New Star); and an international growth style, subadvised by Artisan Partners Limited Partnership (Artisan).

      Performance in the portion of the Fund managed by LSV was hurt by its overweighted position compared to the benchmark in higher dividend-paying stocks because stocks that paid minimal or no dividends led the market. Poor stock selection in Japan, except within financials, was counterbalanced to some extent by solid stock selection in the United Kingdom and Switzerland. On the positive side, the Fund's overweighted position and solid stock selection within financials, especially in Japan, helped performance.

      Performance in the portion of the Fund managed by New Star also suffered from poor stock selection in Japan, due primarily to an underweighted position in Japan's banking sector, which has historically failed to deliver steady returns to investors. Its underweighted position in Europe's industrial and cyclical securities also hurt performance, while unexpected upgrades to earnings estimates fueled continued outperformance in the portfolio's investments of high-quality pharmaceutical and energy companies. Holdings in European financials and this portion's modestly overweighted holdings in emerging markets were positive, but they were not positive enough to overcome the missed opportunity in Japanese banks and European cyclicals.

      Performance in the portion of the Fund managed by Artisan was helped by the overall positive returns in the international equity market during the period. Stocks in the global financials, energy, and communications sectors were sources of strength, and holdings in the consumer and media areas, combined with the lack of investment in materials stocks, were sources of weakness during the period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      LSV sold strong-performing stocks as the relative attractiveness deteriorated and valuations strained. Several stocks fell into this category, including UBS in Switzerland, Nihon Unisys in Japan, and CSR Ltd in Australia. The proceeds were used to purchase higher-ranked stocks with better upside potential. Examples included Commonwealth Bank and Quantas Airlines in Australia and Nippon Mitsubishi Oil and Tokyo Electric Power in Japan.

      New Star added Japanese non-bank financials because indicators pointed to strong profits in the anticipated reflationary environment of Japan. In the Japanese insurance sector, New Star added Millea Holdings and Mitsui Sumitomo. The managers also purchased Sumitomo Trust in the banking sector but only after the stock price became more attractive and operational improvements, along with strong fee growth, had been realized. Purchases during the period were financed by the sale of companies such as Ajinomoto Inc. (food additives) and Shimachu (furniture retailer). Elsewhere in Europe, the portfolio maintained its exposure to the profitable financial sector with purchases of Commerzbank and Allianz in Germany.

      Artisan's changes to the Fund were motivated by companies within the communications sector that experienced disruptive changes due to the convergence of various communications platforms. As a result, the managers meaningfully decreased the portfolio's exposure during the period by selling several stocks, including Ericsson, Chunghwa Telecom, and Singapore Telecommunications, which reduced allocation within the communications sector in the Fund.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The Fund leverages the investment expertise of three independent teams. As such, there is wide range of opinion regarding the outlook for the international equity markets. It is important to note that the Fund is, by design, a diversified vehicle intended to provide broad exposure across international equity markets. LSV is conservatively positioned and will continue to consistently seek trades at a significant valuation discount compared to the market, with a bias toward mid cap stocks relative to the Fund's benchmark. New Star remains positioned for a possible slowdown in corporate profits and earning expectations. Artisan continues to participate in a scenario of moderating economic growth.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FOREIGN INVESTMENTS PRESENT CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

PERFORMANCE HIGHLIGHTS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                               Including Sales Charge                 Excluding Sales Charge
                                                        ------------------------------------   ------------------------------------
                                                                                     Life of                                Life of
                                                        6-Month*   1-Year   5-Year     Fund    6-Month*   1-Year   5-Year     Fund
-----------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund - Class A
      (Incept. Date 09/24/1997)                           6.67      15.49    3.29      5.06     13.22      22.52     4.52     5.80
-----------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund - Class B
      (Incept. Date 09/24/1997)                           7.72      16.59    3.35      5.00     12.72      21.59     3.70     5.00
-----------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund - Class C
      (Incept. Date 04/01/1998)                          11.86      20.66    3.71      5.00     12.86      21.66     3.71     5.00
-----------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund - Administrator Class
      (Incept. Date 11/08/1999)                                                                 13.30      22.80     4.73     5.99
-----------------------------------------------------------------------------------------------------------------------------------
   Benchmark
-----------------------------------------------------------------------------------------------------------------------------------
      MSCI EAFE Index 2                                                                         13.86      24.41     9.63     6.05

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF MARCH 31, 2006)
-------------------------------------------------------------------
    Beta**                                                    0.98
-------------------------------------------------------------------
    Price to Earnings Ratio (trailing 12 months)             16.38x
-------------------------------------------------------------------
    Price to Book Ratio                                       2.99x
-------------------------------------------------------------------
    Median Market Cap ($B)                                 $ 14.85
-------------------------------------------------------------------
    Portfolio Turnover***                                       23%
-------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE MSCI EAFE INDEX
   BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF MARCH 31, 2006)
-------------------------------------------------------------------
    Sumitomo Trust & Banking Company                          1.98%
-------------------------------------------------------------------
    GlaxoSmithKline plc                                       1.61%
-------------------------------------------------------------------
    Total SA                                                  1.54%
-------------------------------------------------------------------
    Barclays plc                                              1.51%
-------------------------------------------------------------------
    ENI SpA                                                   1.47%
-------------------------------------------------------------------
    ING Groep NV                                              1.36%
-------------------------------------------------------------------
    Toyota Motor Corporation                                  1.33%
-------------------------------------------------------------------
    Royal Dutch Shell plc Class A                             1.30%
-------------------------------------------------------------------
    Novartis AG                                               1.20%
-------------------------------------------------------------------
    Fortis                                                    1.19%

PORTFOLIO COMPOSITION 3 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asia/Pacific Ex Japan        7%
Australia                    3%
Canada                       1%
Continental Europe          47%
Japan                       25%
Latin America                1%
United Kingdom              16%

GROWTH OF $10,000 INVESTMENT 5 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                 WELLS FARGO ADVANTAGE INTERNATIONAL
            WELLS FARGO ADVANTAGE INTERNATIONAL      EQUITY FUND- Administrator
   Date            EQUITY FUND - Class A                        Class                 MSCI EAFE Index
 9/24/1997                  9425                                10000                      10000
 9/30/1997                  9510                                10090                      9,999
10/31/1997                  8954                                 9500                      9,230
11/30/1997                  9029                                 9580                      9,136
12/31/1997                  9116                                 9672                      9,215
 1/31/1998                  9323                                 9892                      9,637
 2/28/1998                  9955                                10562                     10,255
 3/31/1998                 10417                                11052                     10,571
 4/30/1998                 10605                                11252                     10,655
 5/31/1998                 10596                                11242                     10,602
 6/30/1998                 10746                                11402                     10,683
 7/31/1998                 10869                                11532                     10,791
 8/31/1998                  9135                                 9692                      9,454
 9/30/1998                  8823                                 9362                      9,164
10/31/1998                  9606                                10192                     10,118
11/30/1998                 10162                                10782                     10,637
12/31/1998                 10577                                11222                     11,057
 1/31/1999                 10756                                11412                     11,024
 2/28/1999                 10567                                11212                     10,761
 3/31/1999                 10897                                11562                     11,210
 4/30/1999                 11312                                12002                     11,664
 5/31/1999                 10926                                11592                     11,063
 6/30/1999                 11548                                12252                     11,495
 7/31/1999                 11906                                12632                     11,836
 8/31/1999                 11802                                12522                     11,880
 9/30/1999                 11972                                12702                     12,000
10/31/1999                 12670                                13442                     12,450
11/30/1999                 14065                                14933                     12,882
12/31/1999                 15988                                17002                     14,039
 1/31/2000                 15310                                16286                     13,147
 2/29/2000                 16638                                17697                     13,501
 3/31/2000                 16839                                17922                     14,025
 4/30/2000                 15807                                16828                     13,287
 5/31/2000                 14822                                15774                     12,963
 6/30/2000                 15606                                16613                     13,470
 7/31/2000                 15291                                16286                     12,905
 8/31/2000                 15568                                16582                     13,018
 9/30/2000                 14564                                15518                     12,384
10/31/2000                 14172                                15099                     12,091
11/30/2000                 13408                                14291                     11,638
12/31/2000                 13878                                14792                     12,051
 1/31/2001                 14220                                15169                     12,045
 2/28/2001                 13106                                13977                     11,142
 3/31/2001                 12208                                13026                     10,399
 4/30/2001                 12813                                13674                     11,121
 5/31/2001                 12706                                13559                     10,729
 6/30/2001                 12315                                13151                     10,290
 7/31/2001                 11983                                12785                     10,103
 8/31/2001                 11524                                12304                      9,847
 9/30/2001                 10255                                10945                      8,849
10/31/2001                 10635                                11364                      9,076
11/30/2001                 11085                                11834                      9,411
12/31/2001                 11329                                12106                      9,466
 1/31/2002                 10782                                11531                      8,964
 2/28/2002                 10635                                11364                      9,027
 3/31/2002                 11173                                11949                      9,515
 4/30/2002                 11173                                11959                      9,578
 5/31/2002                 11075                                11855                      9,699
 6/30/2002                 10567                                11311                      9,313
 7/31/2002                  9463                                10120                      8,394
 8/31/2002                  9356                                10005                      8,375
 9/30/2002                  8262                                 8844                      7,475
10/31/2002                  8624                                 9231                      7,877
11/30/2002                  9073                                 9712                      8,234
12/31/2002                  8692                                 9306                      7,958
 1/31/2003                  8174                                 8762                      7,626
 2/28/2003                  7989                                 8563                      7,450
 3/31/2003                  7823                                 8385                      7,304
 4/30/2003                  8477                                 9097                      8,020
 5/31/2003                  8946                                 9599                      8,506
 6/30/2003                  9073                                 9736                      8,712
 7/31/2003                  9190                                 9830                      8,923
 8/31/2003                  9444                                10112                      9,138
 9/30/2003                  9649                                10332                      9,419
10/31/2003                 10255                                10981                     10,006
11/30/2003                 10479                                11232                     10,228
12/31/2003                 11197                                12003                     11,027
 1/31/2004                 11187                                11992                     11,183
 2/29/2004                 11325                                12140                     11,441
 3/31/2004                 11364                                12182                     11,505
 4/30/2004                 10971                                11760                     11,245
 5/31/2004                 10961                                11750                     11,283
 6/30/2004                 11099                                11908                     11,530
 7/31/2004                 10726                                11507                     11,156
 8/31/2004                 10677                                11465                     11,205
 9/30/2004                 10893                                11686                     11,497
10/31/2004                 11177                                12003                     11,889
11/30/2004                 11894                                12783                     12,701
12/31/2004                 12409                                13331                     13,259
 1/31/2005                 12222                                13140                     13,015
 2/28/2005                 12762                                13712                     13,578
 3/31/2005                 12428                                13362                     13,237
 4/30/2005                 12114                                13035                     12,926
 5/31/2005                 12065                                12971                     12,932
 6/30/2005                 12261                                13183                     13,104
 7/31/2005                 12654                                13616                     13,506
 8/31/2005                 13047                                14050                     13,848
 9/30/2005                 13450                                14484                     14,464
10/31/2005                 12998                                13997                     14,042
11/30/2005                 13224                                14241                     14,386
12/31/2005                 13877                                14951                     15,055
 1/31/2006                 14721                                15863                     15,979
 2/28/2006                 14711                                15852                     15,944
 3/31/2006                 15228                                16410                     16,470

--------------------------------------------------------------------------------

      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security,market sector or the markets generally, or the WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND was named the Wells Fargo International Equity Fund. Performance shown for Class A, Class B and Class C shares of the Fund for periods prior to November 8, 1999 reflects the performance of the applicable share class of the Stagecoach International Equity Fund, its predecessor fund. Performance shown for the Class C shares for periods prior to April 1, 1998, reflects the performance of the Class B shares of the Stagecoach Fund adjusted to reflect Class C sales charges and expenses. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND - Administrator Class was named the Wells Fargo International Equity Fund - Institutional Class.Performance shown for the Administrator Class shares for periods prior to November 8, 1999, reflects the performance of the Class A shares of Stagecoach International Equity Fund, its predecessor fund, adjusted to reflect the expenses of the Administrator Class shares.

2 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East.You cannot invest directly in an Index.

3 Fund characteristics,ten largest equity holdings and portfolio composition are subject to change.Cash and cash equivalents are not reflected in the calculations of fund characteristics, ten largest equity holdings and portfolio composition.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND Class A and Administrator Class shares for the life of the Fund with the MSCI EAFE Index.The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and,for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS        FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Beginning    Ending
                                                                                    Account    Account     Expenses
                                                                                     Value      Value     Paid During    Net Annual
    Wells Fargo Advantage Emerging Markets Focus Fund                             10/01/2005  03/31/2006   Period(1)   Expense Ratio
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Advantage Emerging Markets Focus Fund - Class A
    Actual                                                                        $ 1,000.00  $ 1,247.20   $   10.59       1.90%
------------------------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)                                      $ 1,000.00  $ 1,015.51   $    9.50       1.90%
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Advantage Emerging Markets Focus Fund - Class B
    Actual                                                                        $ 1,000.00  $ 1,242.40   $   14.82       2.65%
------------------------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)                                      $ 1,000.00  $ 1,011.72   $   13.29       2.65%
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Advantage Emerging Markets Focus Fund - Class C
    Actual                                                                        $ 1,000.00  $ 1,241.60   $   14.75       2.65%
------------------------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)                                      $ 1,000.00  $ 1,011.77   $   13.24       2.65%
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Advantage Emerging Markets Focus Fund - Administrator Class
    Actual                                                                        $ 1,000.00  $ 1,248.50   $    8.97       1.60%
------------------------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)                                      $ 1,000.00  $ 1,016.95   $    8.05       1.60%
    Wells Fargo Advantage Institutional Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Advantage Institutional Emerging Markets Fund -
    Institutional Class Actual                                                    $ 1,000.00  $ 1,245.20   $    7.00       1.25%
------------------------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)                                      $ 1,000.00  $ 1,018.70   $    6.29       1.25%

FUND EXPENSES (UNAUDITED)        WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                   Beginning    Ending
                                                                                    Account    Account     Expenses
                                                                                     Value      Value     Paid During    Net Annual
    Wells Fargo Advantage International Core Fund                                 10/01/2005  03/31/2006   Period(1)   Expense Ratio
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Advantage International Core Fund - Class A
    Actual                                                                        $ 1,000.00  $ 1,105.40   $    7.93       1.50%
------------------------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)                                      $ 1,000.00  $ 1,017.40   $    7.59       1.50%
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Advantage International Core Fund - Class B
    Actual                                                                        $ 1,000.00  $ 1,100.90   $   11.84       2.25%
------------------------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)                                      $ 1,000.00  $ 1,013.66   $   11.35       2.25%
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Advantage International Core Fund - Class C
    Actual                                                                        $ 1,000.00  $ 1,100.80   $   11.84       2.25%
------------------------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)                                      $ 1,000.00  $ 1,013.66   $   11.35       2.25%
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Advantage International Core Fund - Administrator Class
    Actual                                                                        $ 1,000.00  $ 1,105.70   $    6.56       1.25%
------------------------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)                                      $ 1,000.00  $ 1,018.10   $    6.29       1.25%
    Wells Fargo Advantage International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Advantage International Equity Fund - Class A
    Actual                                                                        $ 1,000.00  $ 1,132.20   $    7.97       1.50%
------------------------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)                                      $ 1,000.00  $ 1,017.45   $    7.54       1.50%
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Advantage International Equity Fund - Class B
    Actual                                                                        $ 1,000.00  $ 1,127.20   $   11.93       2.25%
------------------------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)                                      $ 1,000.00  $ 1,013.71   $   11.30       2.25%
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Advantage International Equity Fund - Class C
    Actual                                                                        $ 1,000.00  $ 1,128.60   $   11.94       2.25%
------------------------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)                                      $ 1,000.00  $ 1,013.71   $   11.30       2.25%
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Advantage International Equity Fund - Administrator Class
    Actual                                                                        $ 1,000.00  $ 1,133.00   $    6.65       1.25%
------------------------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)                                      $ 1,000.00  $ 1,018.70   $    6.29       1.25%

(1) Expenses are equal to the Fund's annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
   EMERGING MARKETS FOCUS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                       VALUE
COMMON STOCKS - 91.88%

BRAZIL - 19.84%
        221,700    COSAN SA INDUSTRIA E COMERCIO (FOOD & KINDRED PRODUCTS)+                                     $        15,198,334
      1,465,000    NATURA COSMETICOS SA (MISCELLANEOUS RETAIL)                                                           17,398,568
        129,700    PETROLEO BRASILEIRO SA ADR (OIL COMPANIES)<<                                                          11,241,099
        103,900    UNIBANCO - UNIAO DE BANCOS BRASILEIROS SA ADR (DEPOSITORY INSTITUTIONS)                                7,679,249
        168,700    USINAS SIDERURIGAS DE MINAS GERAIS SA (PRIMARY METAL INDUSTRIES)                                       6,263,884

                                                                                                                         57,781,134
                                                                                                                -------------------
HONG KONG - 10.83%
      8,663,259    BANK OF COMMUNICATIONS LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                   & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+++                                                            5,443,043
     17,120,500    CHINA OVERSEAS LAND & INVESTMENT LIMITED (REAL ESTATE)                                                11,694,406
     12,778,000    CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)                                       7,410,734
      6,704,000    PETROCHINA COMPANY LIMITED (OIL & GAS EXTRACTION)                                                      6,998,499

                                                                                                                         31,546,682
                                                                                                                -------------------
INDIA - 10.53%
        181,800    ASSOCIATED CEMENT COMPANIES LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                           3,195,594
        111,040    BAJAJ AUTO LIMITED (AUTOMOTIVE REPAIR, SERVICES & PARKING)                                             6,852,665
      1,183,339    BAJAJ HINDUSTHAN LIMITED (AGRICULTURAL PRODUCTION CROPS)                                              13,414,278
        368,900    BHARTI TELE-VENTURES LIMITED (COMMUNICATIONS)+                                                         3,421,651
         62,000    HDFC BANK LIMITED ADR (DEPOSITORY INSTITUTIONS)                                                        3,379,000
         33,131    TATA STEEL LIMITED (PRIMARY METAL INDUSTRIES)                                                            399,359

                                                                                                                         30,662,547
                                                                                                                -------------------
MEXICO - 4.97%
         67,900    CEMEX SA DE CV (STONE, CLAY, GLASS & CONCRETE PRODUCTS)<<                                              4,432,512
         89,400    DESARROLLADORA HOMEX SA DE CV (REAL ESTATE)+<<                                                         3,158,502
      1,278,616    GRUPO MEXICO SA SERIES B (METAL MINING)                                                                3,636,655
        151,200    GRUPO TELEVISA SA ADR (COMMUNICATIONS)<<                                                               3,008,880
         28,638    INDUSTRIA PENOLES SA DE CV (MEMBERSHIP ORGANIZATIONS)                                                    225,830

                                                                                                                         14,462,379
                                                                                                                -------------------
RUSSIA - 15.84%
         21,652    BALTIKA BREWERY (EATING & DRINKING PLACES)                                                               885,567
         65,200    GAZPROM ADR (OIL & GAS EXTRACTION)<<                                                                   6,047,300
         80,400    JSC MMC NORILSK NICKEL ADR (PRIMARY METAL INDUSTRIES)<<                                                7,581,720
        314,600    LUKOIL ADR (OIL & GAS EXTRACTION)                                                                     26,174,720
         72,500    SURGUTNEFTEGAZ ADR (OIL & GAS EXTRACTION)                                                              5,455,625

                                                                                                                         46,144,932
                                                                                                                -------------------
SOUTH AFRICA - 10.00%
        402,190    GOLD FIELDS LIMITED (METAL MINING)                                                                     8,766,574
         31,780    IMPALA PLATINUM HOLDINGS LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)            6,004,979
        721,790    MURRAY & ROBERTS HOLDINGS LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                 3,242,816
        195,400    SASOL LIMITED (COAL MINING)                                                                            7,384,349
        804,100    TRUWORTHS INTERNATIONAL LIMITED (APPAREL & ACCESSORY STORES)                                           3,710,428

                                                                                                                         29,109,146
                                                                                                                -------------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   EMERGING MARKETS FOCUS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                       VALUE
SOUTH KOREA - 13.24%
          2,900    LOTTE SHOPPING COMPANY LIMITED (GENERAL MERCHANDISE STORES)+                                           1,187,937
        114,397    LOTTE SHOPPING COMPANY LIMITED GDR (GENERAL MERCHANDISE STORES)+<<++                                   2,308,531
         18,590    POSCO (PRIMARY METAL INDUSTRIES)                                                                       4,792,914
         25,670    SAMSUNG ELECTRONICS COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                   & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                              16,644,814
        224,320    SHINHAN FINANCIAL GROUP COMPANY LIMITED (FINANCIAL SERVICES)                                          10,043,145
          7,860    SHINSEGAE COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                                 3,583,759

                                                                                                                         38,561,100
                                                                                                                -------------------
TAIWAN - 4.12%
      1,937,067    HON HAI PRECISION INDUSTRY COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY
                   & COMPUTER EQUIPMENT)                                                                                 11,995,331
                                                                                                                -------------------
TURKEY - 2.04%
        706,910    AKBANK TAS (DEPOSITORY INSTITUTIONS)                                                                   5,941,304
                                                                                                                -------------------
USA - 0.47%
         21,500    POSCO ADR (PRIMARY METAL INDUSTRIES)<<                                                                 1,371,700
                                                                                                                -------------------

TOTAL COMMON STOCKS (COST $192,718,057)                                                                                 267,576,255
                                                                                                                -------------------
PREFERRED STOCKS - 4.90%

        199,936    BANCO BRADESCO SA PREFERRED                                                                            7,178,848
        165,200    COMPANHIA VALE DO RIO DOCE PREFERREDA                                                                  7,114,898

TOTAL PREFERRED STOCKS (COST $9,807,885)                                                                                 14,293,746
                                                                                                                -------------------
COLLATERAL FOR SECURITIES LENDING - 7.40%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
          7,439    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                     7,439
          5,637    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                            5,637

                                                                                                                             13,076
                                                                                                                -------------------

PRINCIPAL                                                                       INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 7.39%
$        77,971    AMERICAN GENERAL FINANCE CORPORATION+/-                          4.78%        04/13/2007                  78,002
         32,462    APRECO LLC                                                       4.62         05/15/2006                  32,280
         71,048    APRECO LLC                                                       4.94         06/15/2006                  70,349
         43,317    ASPEN FUNDING CORPORATION                                        4.92         04/03/2006                  43,317
        433,170    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                  4.62         11/03/2006                 433,170
         48,766    ATLAS CAPITAL FUNDING LIMITED                                    4.80         04/17/2006                  48,676
        103,961    ATLAS CAPITAL FUNDING LIMITED                                    4.62         05/15/2006                 103,380
        216,585    ATLAS CAPITAL FUNDING LIMITED+/-                                 4.80         10/20/2006                 216,585
        216,585    ATLAS CAPITAL FUNDING LIMITED+/-                                 4.80         12/22/2006                 216,585
         34,654    ATOMIUM FUNDING CORPORATION                                      4.53         04/12/2006                  34,612
         30,053    BETA FINANCE INCORPORATED SERIES MTN+/-                          4.88         06/02/2006                  30,057
      4,314,370    BNP PARIBAS REPURCHASE AGREEMENT(MATURITY VALUE $4,316,142)      4.93         04/03/2006               4,314,370

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   EMERGING MARKETS FOCUS FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                INTEREST RATE   MATURITY DATE          VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       128,599    BUCKINGHAM CDO LLC++                                             4.60%        04/06/2006     $           128,548
        421,613    BUCKINGHAM CDO LLC                                               4.82         04/21/2006                 420,609
        216,585    BUCKINGHAM CDO LLC                                               4.82         04/25/2006                 215,955
        225,248    BUCKINGHAM II CDO LLC++                                          4.83         04/25/2006                 224,593
        866,339    BUCKINGHAM II CDO LLC                                            4.83         04/26/2006                 863,706
        259,902    CAIRN HIGH GRADE FUNDING I                                       4.59         04/06/2006                 259,798
         20,792    CAIRN HIGH GRADE FUNDING I                                       4.71         04/26/2006                  20,729
        363,863    CAIRN HIGH GRADE FUNDING I                                       4.83         04/27/2006                 362,709
        216,585    CAIRN HIGH GRADE FUNDING I++                                     4.83         05/02/2006                 215,755
        112,624    CAIRN HIGH GRADE FUNDING I                                       4.77         05/10/2006                 112,070
        435,639    CEDAR SPRINGS CAPITAL COMPANY LLC                                4.78         04/05/2006                 435,525
        119,555    CEDAR SPRINGS CAPITAL COMPANY LLC                                4.69         05/08/2006                 118,998
         38,526    CEDAR SPRINGS CAPITAL COMPANY LLC                                4.70         05/10/2006                  38,337
        173,268    CEDAR SPRINGS CAPITAL COMPANY LLC                                4.72         05/12/2006                 172,369
         86,634    CEDAR SPRINGS CAPITAL COMPANY LLC                                4.90         06/07/2006                  85,874
        230,576    CEDAR SPRINGS CAPITAL COMPANY LLC++                              4.92         06/12/2006                 228,397
        476,487    CONCORD MINUTEMEN CAPITAL COMPANY+/-                             4.72         04/12/2006                 476,487
         86,634    CONCORD MINUTEMEN CAPITAL COMPANY+/-                             4.75         04/18/2007                  86,634
        304,951    CONSOLIDATED EDISON INCORPORATED                                 4.90         04/03/2006                 304,951
         21,658    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                 4.81         04/13/2006                  21,630
        268,565    CREDIT SUISSE BANK SERIES YCD1+/-                                4.92         05/04/2006                 268,431
        216,585    CULLINAN FINANCE CORPORATION+/-                                  4.71         11/15/2006                 216,576
        173,268    DEER VALLEY FUNDING LLC++                                        4.51         04/10/2006                 173,107
        221,393    DEER VALLEY FUNDING LLC                                          4.81         04/17/2006                 220,983
        527,835    DEER VALLEY FUNDING LLC                                          4.83         04/19/2006                 526,716
        112,624    DEER VALLEY FUNDING LLC                                          4.80         05/03/2006                 112,177
        433,170    DEUTSCHE BANK REPURCHASE AGREEMENT(MATURITY VALUE $433,345)      4.84         04/03/2006                 433,170
        414,881    EIFFEL FUNDING LLC                                               4.91         04/03/2006                 414,881
         25,990    EIFFEL FUNDING LLC                                               4.78         04/17/2006                  25,942
        312,064    EUREKA SECURITIZATION INCORPORATED                               4.88         05/16/2006                 310,279
          7,139    GALLEON CAPITAL LLC                                              4.65         04/03/2006                   7,139
         12,995    GEMINI SECURITIZATION INCORPORATED                               4.90         05/24/2006                  12,907
        207,921    GOLDMAN SACHS GROUP INCORPORATED+/-                              4.97         06/30/2006                 207,921
        620,732    HARRIER FINANCE FUNDING LLC                                      4.62         04/03/2006                 620,732
        138,614    ING USA ANNUITY & LIFE INSURANCE+/-                              5.03         06/06/2006                 138,614
      1,739,694    JPM CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $1,740,409)                                      4.93         04/03/2006               1,739,694
         11,262    K2 (USA) LLC                                                     4.63         05/02/2006                  11,219
         40,068    K2 (USA) LLC SERIES MTN+/-                                       4.87         07/24/2006                  40,078
        129,951    KAUPTHING BANK HF+++/-                                           4.84         03/20/2007                 129,925
         17,327    KLIO II FUNDING CORPORATION                                      4.58         04/05/2006                  17,322
         20,879    KLIO III FUNDING CORPORATION                                     4.69         04/19/2006                  20,835
          8,663    LEXINGTON PARKER CAPITAL CORPORATION                             4.62         05/02/2006                   8,630
         32,886    LEXINGTON PARKER CAPITAL CORPORATION                             4.69         05/10/2006                  32,724
        216,585    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                           4.81         05/26/2006                 216,598

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   EMERGING MARKETS FOCUS FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                INTEREST RATE   MATURITY DATE          VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        17,327    LINKS FINANCE LLC SERIES MTN1+/-                                 4.68%        09/12/2006     $            17,327
         51,980    LIQUID FUNDING LIMITED+/-                                        4.94         04/24/2006                  51,982
        199,258    LIQUID FUNDING LIMITED+/-                                        4.71         08/14/2006                 199,258
        129,951    LIQUID FUNDING LIMITED+/-                                        4.61         12/01/2006                 129,951
         51,980    LIQUID FUNDING LIMITED SERIES MTN+/-                             4.83         02/20/2007                  51,978
         86,634    MBIA GLOBAL FUNDING LLC+/-                                       4.78         02/20/2007                  86,629
        435,336    MERRILL LYNCH & COMPANY SERIES MTN+/-                            4.80         10/27/2006                 435,662
        259,902    MORGAN STANLEY+/-                                                4.94         10/10/2006                 259,902
         40,068    MORGAN STANLEY SERIES EXL+/-                                     4.78         08/13/2010                  40,079
        149,175    MORTGAGE INTEREST NET TRUST                                      4.68         04/03/2006                 149,175
        195,793    MORTGAGE INTEREST NET TRUST                                      4.78         05/03/2006                 195,015
          8,663    NATIONWIDE BUILDING SOC+/-                                       4.74         07/21/2006                   8,668
        191,054    NEWPORT FUNDING CORPORATION                                      4.92         04/03/2006                 191,054
        262,319    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                        4.78         04/03/2006                 262,319
        303,219    NIEUW AMSTERDAM RECEIVABLES CORPORATION                          4.68         04/04/2006                 303,179
         38,621    NIEUW AMSTERDAM RECEIVABLES CORPORATION                          4.93         06/26/2006                  38,183
         16,460    NORDEA NORTH AMERICA INCORPORATED                                4.89         05/15/2006                  16,368
        456,994    NORTHERN ROCK PLC+/-                                             4.63         04/21/2006                 456,930
         34,246    NORTHERN ROCK PLC                                                4.69         04/24/2006                  34,151
        433,170    NORTHERN ROCK PLC+/-                                             4.66         02/05/2007                 433,174
         35,043    RACERS TRUST 2004-6-MM+/-                                        4.79         05/22/2006                  35,048
          8,663    SCALDIS CAPITAL LIMITED                                          4.93         06/15/2006                   8,578
         34,654    TANGO FINANCE CORPORATION                                        4.95         06/21/2006                  34,284
        100,175    TANGO FINANCE CORPORATION SERIES MTN+/-                          4.87         10/25/2006                 100,208
         50,083    TRAVELERS INSURANCE COMPANY+/-                                   4.77         02/09/2007                  50,082
        216,585    UNICREDITO ITALIANO SERIES LIB+/-                                4.70         03/09/2007                 216,572
        216,585    UNICREDITO ITALIANO SERIES YCD+/-                                4.47         04/03/2006                 216,585
        329,209    US BANK NA SERIES BKNT+/-                                        4.66         07/28/2006                 329,219
         86,634    WHISTLEJACKET CAPITAL LIMITED+/-                                 4.65         06/09/2006                  86,634
          8,663    WHITE PINE FINANCE LLC                                           4.64         04/18/2006                   8,646
         43,317    WHITE PINE FINANCE LLC                                           4.82         05/05/2006                  43,132
         35,364    WHITE PINE FINANCE LLC                                           4.84         05/25/2006                  35,118
         26,614    WHITE PINE FINANCE LLC                                           4.93         06/20/2006                  26,334
        228,618    WHITE PINE FINANCE LLC                                           4.93         06/22/2006                 226,149
        216,585    WHITE PINE FINANCE LLC+/-                                        4.70         07/17/2006                 216,585
        207,921    WHITE PINE FINANCE LLC SERIES MTN1+/-                            4.81         06/12/2006                 207,940

                                                                                                                         21,523,755
                                                                                                                -------------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $21,536,831)                                                               21,536,831
                                                                                                                -------------------

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   EMERGING MARKETS FOCUS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                     VALUE
SHORT-TERM INVESTMENTS - 3.17%

MUTUAL FUND - 3.17%
9,234,363          WELLS FARGO ADVANTAGE MONEY MARKET TRUST~#                                                   $         9,234,363
                                                                                                                -------------------

TOTAL SHORT-TERM INVESTMENTS (COST $9,234,363)                                                                            9,234,363
                                                                                                                -------------------

TOTAL INVESTMENTS IN SECURITIES
(COST $233,297,136)*                            107.35%                                                         $       312,641,195
OTHER ASSETS AND LIABILITIES, NET                (7.35)                                                                 (21,416,080)
                                                ------                                                          -------------------
TOTAL NET ASSETS                                100.00%                                                         $       291,225,115
                                                ======                                                          ===================

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE INVESTMENTS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

#     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $9,234,363.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INSTITUTIONAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 91.30%

ARGENTINA - 0.23%
          14,700   TELECOM ARGENTINA SA ADR (COMMUNICATIONS)+<<                                                    $        199,038
                                                                                                                    ---------------
BERMUDA - 0.19%
           2,400   CENTRAL EUROPEAN MEDIA ENTERPRISES LIMITED CLASS A (COMMUNICATIONS)+                                     164,664
                                                                                                                    ---------------
BRAZIL - 11.51%
          43,717   COSAN SA INDUSTRIA E COMERCIO (FOOD & KINDRED PRODUCTS)+                                               2,996,958
          23,040   CYRELA BRAZIL REALTY (REAL ESTATE)                                                                       410,653
          12,200   ENERGIAS DO BRAZIL SA (ELECTRIC DISTRIBUTION, TRANSMISSION)                                              168,624
          12,990   LOJAS RENNER SA (APPAREL & ACCESSORY STORES)                                                             708,327
         100,500   NATURA COSMETICOS SA (MISCELLANEOUS RETAIL)                                                            1,193,554
          11,400   PETROLEO BRASILEIRO SA PREFERRED ADR (OIL COMPANIES)                                                     910,290
          24,736   PETROLEO BRASILEIRO SA COMMON ADR (OIL COMPANIES)                                                      2,143,869
           6,400   UNIBANCO - UNIAO DE BANCOS BRASILEIROS SA ADR (DEPOSITORY INSTITUTIONS)                                  473,024
          24,000   USINAS SIDERURIGAS DE MINAS GERAIS SA (PRIMARY METAL INDUSTRIES)                                         891,127

                                                                                                                          9,896,426
                                                                                                                    ---------------
CHILE - 1.56%
         272,100   CENCOSUD SA (GENERAL MERCHANDISE STORES)                                                                 691,598
          40,830   ENERSIS SA ADR (ELECTRIC, GAS & SANITARY SERVICES)+                                                      484,244
           8,137   INVERSIONES AGUAS METROPOLITANAS SA ADR (PIPELINES, EXCEPT NATURAL GAS)+++                               167,345

                                                                                                                          1,343,187
                                                                                                                    ---------------
COLOMBIA - 0.29%
           7,200   BANCOLOMBIA SA ADR (DEPOSITORY INSTITUTIONS)                                                             251,280
                                                                                                                    ---------------
CZECH REPUBLIC -   0.64%
          15,790   CEZ AS (ELECTRIC, GAS & SANITARY SERVICES)                                                               550,693
                                                                                                                    ---------------
EGYPT - 0.32%
           6,786   ORASCOM CONSTRUCTION INDUSTRIES (CONSTRUCTION SPECIAL TRADE CONTRACTORS)                                 277,906
                                                                                                                    ---------------
HONG KONG - 10.13%
       1,273,372   BANK OF COMMUNICATIONS LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)+++                                                                            800,048
         550,000   CHINA LIFE INSURANCE COMPANY LIMITED (MEMBERSHIP ORGANIZATIONS)+                                         694,664
         101,500   CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                        533,064
       3,706,000   CHINA OVERSEAS LAND & INVESTMENT LIMITED (REAL ESTATE)                                                 2,531,437
       2,250,000   CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)                                       1,304,911
         885,000   CNOOC LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)                                                  684,353
         177,000   FOXCONN INTERNATIONAL HOLDINGS LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)+                         331,911
          45,600   GUANGZHOU R&F PROPERTIES COMPANY LIMITED (REAL ESTATE)+                                                  241,542
       1,528,000   PETROCHINA COMPANY LIMITED (OIL & GAS EXTRACTION)                                                      1,595,123

                                                                                                                          8,717,053
                                                                                                                    ---------------
HUNGARY - 0.55%
           4,601   MOL MAGYAR OLAJ-ES GAZIPARI RT (OIL & GAS EXTRACTION)                                                    471,966
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INSTITUTIONAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INDIA - 8.95%
          37,380   ASSOCIATED CEMENT COMPANIES LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                     $       657,048
          15,450   BAJAJ AUTO LIMITED (AUTOMOTIVE REPAIR, SERVICES & PARKING)                                               953,473
         256,320   BAJAJ HINDUSTHAN LIMITED (AGRICULTURAL PRODUCTION CROPS)                                               2,905,632
          80,490   BHARTI TELE-VENTURES LIMITED (COMMUNICATIONS)+                                                           746,567
          28,400   HDFC BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                              494,128
          18,000   HDFC BANK LIMITED ADR (DEPOSITORY INSTITUTIONS)                                                          981,000
           2,348   TATA STEEL LIMITED (PRIMARY METAL INDUSTRIES)                                                             28,303
          62,500   WIPRO LIMITED (APPLICATIONS SOFTWARE)<<                                                                  929,375

                                                                                                                          7,695,526
                                                                                                                    ---------------
INDONESIA - 1.15%
       1,252,600   INDOCEMENT TUNGGAL (STONE, CLAY, GLASS & CONCRETE PRODUCTS)+                                             623,750
         804,200   PT BANK CENTRAL ASIA (MEMBERSHIP ORGANIZATIONS)                                                          369,488

                                                                                                                            993,238
                                                                                                                    ---------------
ISRAEL - 0.55%
          44,240   BANK HAPOALIM LIMITED (FINANCIAL SERVICES)                                                               205,309
           6,520   TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR (CHEMICALS & ALLIED PRODUCTS)                                 268,493

                                                                                                                            473,802
                                                                                                                    ---------------
MALAYSIA - 1.59%
         449,400   BUMIPUTRA-COMMERCE HOLDINGS BERHAD (DEPOSITORY INSTITUTIONS)                                             768,706
         199,571   PUBLIC BANK BERHAD (DEPOSITORY INSTITUTIONS)                                                             349,497
          96,500   TELEKOM MALAYSIA BERHAD (COMMUNICATIONS)                                                                 244,977

                                                                                                                          1,363,180
                                                                                                                    ---------------
MEXICO - 5.90%
          35,000   AMERICA MOVIL SA DE CV ADR SERIES L (COMMUNICATIONS)                                                   1,199,100
          17,150   CEMEX SA DE CV (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                1,119,552
           7,600   DESARROLLADORA HOMEX SA DE CV (REAL ESTATE)+<<                                                           268,508
          13,700   GRUPO AEROPORTUARIO DEL PACIFICO SA DE CV (TRANSPORTATION BY AIR)+<<                                     437,715
         231,531   GRUPO MEXICO SA SERIES B (METAL MINING)                                                                  658,523
          35,836   GRUPO TELEVISA SA ADR (COMMUNICATIONS)<<                                                                 713,136
          38,245   INDUSTRIA PENOLES SA DE CV (MEMBERSHIP ORGANIZATIONS)                                                    295,227
         142,100   WALMART DE MEXICO SA DE CV (GENERAL MERCHANDISE STORES)                                                  380,657

                                                                                                                          5,072,418
                                                                                                                    ---------------

PHILIPPINES - 0.98%
       1,358,900   AYALA LAND INCORPORATED (FINANCIAL SERVICES)                                                             298,820
           7,800   PHILIPPINE LONG DISTANCE TELEPHONE (MEMBERSHIP ORGANIZATIONS)                                            293,491
          56,700   SM INVESTMENTS CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)                                          253,798

                                                                                                                            846,109
                                                                                                                    ---------------
POLAND - 0.56%

          45,200   PKO BANK POLSKI SA (DEPOSITORY INSTITUTIONS)                                                             484,692
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INSTITUTIONAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
RUSSIA - 9.84%
           2,272   BALTIKA BREWERY (EATING & DRINKING PLACES)                                                       $        92,925
          37,900   COMSTAR UNITED TELESYSTEMS (COMMUNICATIONS)+++                                                           265,300
          14,880   GAZPROM ADR (OIL & GAS EXTRACTION)<<                                                                   1,380,120
           7,000   JSC MMC NORILSK NICKEL ADR (PRIMARY METAL INDUSTRIES)                                                    660,100
           8,111   KALINA ADR (APPAREL & ACCESSORY STORES)+                                                                 409,605
          34,529   LUKOIL ADR (OIL & GAS EXTRACTION)+                                                                     2,872,813
          34,700   PYATEROCHKA HOLDINGS GDR (FOOD & KINDRED PRODUCTS)+                                                      565,610
             287   SBERBANK OF RUSSIA (DEPOSITORY INSTITUTIONS)                                                             421,890
          21,400   SURGUTNEFTEGAZ ADR (OIL & GAS EXTRACTION)                                                              1,610,350
           4,700   ZAO POLYUS GOLD COMPANY (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)+                      185,650

                                                                                                                          8,464,363
                                                                                                                    ---------------
SOUTH AFRICA - 10.15%
          73,110   ASPEN PHARMACARE HOLDINGS LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                   512,262
         167,090   AVENG LIMITED (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)                          636,869
          39,390   GOLD FIELDS LIMITED (METAL MINING)                                                                       858,588
           7,400   IMPALA PLATINUM HOLDINGS LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)            1,398,264
          15,232   KUMBA RESOURCES LIMITED (PRIMARY METAL INDUSTRIES)                                                       275,488
          94,950   MURRAY & ROBERTS HOLDINGS LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                   426,586
          32,400   SASOL LIMITED (COAL MINING)                                                                            1,224,426
          61,400   STANDARD BANK GROUP LIMITED (DEPOSITORY INSTITUTIONS)                                                    844,493
          26,400   TELKOM SOUTH AFRICA LIMITED (COMMUNICATIONS)                                                             687,886
          33,320   TIGER BRANDS LIMITED (FOOD & KINDRED PRODUCTS)                                                           939,802
         200,700   TRUWORTHS INTERNATIONAL LIMITED (APPAREL & ACCESSORY STORES)                                             926,107

                                                                                                                          8,730,771
                                                                                                                    ---------------
SOUTH KOREA - 11.92%
          10,450   DAEWOO SHIPBUILDING & MARINE ENGINEERING COMPANY LIMITED
                   (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                                          276,953
           7,700   HYUNDAI MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                 647,478
           9,090   KOREA ELECTRIC POWER CORPORATION (ELECTRIC, GAS & SANITARY SERVICES)                                     381,712
           8,410   LG ELECTRONICS INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                   & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                 682,079
           1,420   LOTTE SHOPPING COMPANY LIMITED (GENERAL MERCHANDISE STORES)+                                             581,680
          28,424   LOTTE SHOPPING COMPANY LIMITED GDR (GENERAL MERCHANDISE STORES)+<<++                                     573,596
           4,010   POSCO (PRIMARY METAL INDUSTRIES)                                                                       1,033,867
           6,908   SAMSUNG ELECTRONICS COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                             4,479,252
          22,290   SHINHAN FINANCIAL GROUP COMPANY LIMITED (FINANCIAL SERVICES)                                             997,957
           1,310   SHINSEGAE COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                                   597,293

                                                                                                                         10,251,867
                                                                                                                    ---------------
TAIWAN - 11.23%
         143,700   ACER INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                               264,303
         345,784   ASUSTEK COMPUTER INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                               937,473
         576,780   AU OPTRONICS CORPORATION (ELECTRIC, GAS & SANITARY SERVICES)                                             867,165
         376,000   CATHAY FINANCIAL HOLDING COMPANY LIMITED (INSURANCE AGENTS, BROKERS & SERVICE)                           671,873

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INSTITUTIONAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TAIWAN (CONTINUED)
         554,166   HON HAI PRECISION INDUSTRY COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                    EQUIPMENT)                                                                                      $     3,431,685
         163,626   QUANTA COMPUTER INCORPORATED (APPAREL & ACCESSORY STORES)                                                268,690
          37,600   SILICONWARE PRECISION INDUSTRIES COMPANY ADR (MISCELLANEOUS MANUFACTURING INDUSTRIES)+<<                 242,520
       1,128,650   TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED (SEMICONDUCTORS)                                    2,232,368
       1,171,300   UNITED MICROELECTRONICS CORPORATION (SEMICONDUCTORS)                                                     739,765

                                                                                                                          9,655,842
                                                                                                                    ---------------

THAILAND - 0.59%
         151,300   KASIKORNBANK PUBLIC COMPANY LIMITED FOREIGN (DEPOSITORY INSTITUTIONS)                                    266,599
          36,100   SIAM CEMENT PUBLIC COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY &
                   MOBILE HOME DEALERS)                                                                                     237,726

                                                                                                                            504,325
                                                                                                                    ---------------
TURKEY - 1.90%
         124,800   AKBANK TAS (DEPOSITORY INSTITUTIONS)                                                                   1,048,895
         111,370   YAPI VE KREDI BANKASI AS (INSURANCE CARRIERS)+                                                           588,120

                                                                                                                          1,637,015
                                                                                                                    ---------------
UNITED KINGDOM - 0.48%
          15,830   KAZAKHGOLD GROUP LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)+                     409,205
                                                                                                                    ---------------
USA - 0.09%
           1,200   POSCO ADR (PRIMARY METAL INDUSTRIES)<<                                                                    76,560
                                                                                                                    ---------------
TOTAL COMMON STOCKS (COST $56,207,335)                                                                                   78,531,126
                                                                                                                    ---------------
COLLATERAL FOR SECURITIES LENDING - 4.81%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.00%
           1,428   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                     1,428
           1,082   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                            1,082

                                                                                                                              2,510
                                                                                                                    ---------------

PRINCIPAL                                                                          INTEREST RATE   MATURITY DATE

COLLATERAL INVESTED IN OTHER ASSETS - 4.81%

$         14,967   AMERICAN GENERAL FINANCE CORPORATION+/-                              4.78%         04/13/2007             14,974
           6,231   APRECO LLC                                                           4.62          05/15/2006              6,197
          13,639   APRECO LLC                                                           4.94          06/15/2006             13,504
           8,315   ASPEN FUNDING CORPORATION                                            4.92          04/03/2006              8,315
          83,152   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                      4.62          11/03/2006             83,152
           9,361   ATLAS CAPITAL FUNDING LIMITED                                        4.80          04/17/2006              9,344
          19,957   ATLAS CAPITAL FUNDING LIMITED                                        4.62          05/15/2006             19,845
          41,576   ATLAS CAPITAL FUNDING LIMITED+/-                                     4.80          10/20/2006             41,576
          41,576   ATLAS CAPITAL FUNDING LIMITED+/-                                     4.80          12/22/2006             41,576
           6,652   ATOMIUM FUNDING CORPORATION                                          4.53          04/12/2006              6,644
           5,769   BETA FINANCE INCORPORATED SERIES MTN                                 4.88          06/02/2006              5,770
         828,197   BNP PARIBAS REPURCHASE AGREEMENT(MATURITY VALUE $828,537)            4.93          04/03/2006            828,197
          24,686   BUCKINGHAM CDO LLC++                                                 4.60          04/06/2006             24,676
          80,934   BUCKINGHAM CDO LLC                                                   4.82          04/21/2006             80,741
          41,576   BUCKINGHAM CDO LLC                                                   4.82          04/25/2006             41,455

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INSTITUTIONAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                   INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$         43,239   BUCKINGHAM II CDO LLC++                                              4.83%         04/25/2006    $        43,113
         166,305   BUCKINGHAM II CDO LLC                                                4.83          04/26/2006            165,799
          49,891   CAIRN HIGH GRADE FUNDING I                                           4.59          04/06/2006             49,871
           3,991   CAIRN HIGH GRADE FUNDING I                                           4.71          04/26/2006              3,979
          69,848   CAIRN HIGH GRADE FUNDING I                                           4.83          04/27/2006             69,626
          41,576   CAIRN HIGH GRADE FUNDING I++                                         4.83          05/02/2006             41,417
          21,620   CAIRN HIGH GRADE FUNDING I                                           4.77          05/10/2006             21,513
          83,626   CEDAR SPRINGS CAPITAL COMPANY LLC                                    4.78          04/05/2006             83,604
          22,950   CEDAR SPRINGS CAPITAL COMPANY LLC                                    4.69          05/08/2006             22,843
           7,396   CEDAR SPRINGS CAPITAL COMPANY LLC                                    4.70          05/10/2006              7,359
          33,261   CEDAR SPRINGS CAPITAL COMPANY LLC                                    4.72          05/12/2006             33,088
          16,630   CEDAR SPRINGS CAPITAL COMPANY LLC                                    4.90          06/07/2006             16,485
          44,262   CEDAR SPRINGS CAPITAL COMPANY LLC++                                  4.92          06/12/2006             43,844
          91,467   CONCORD MINUTEMEN CAPITAL COMPANY+/-                                 4.72          04/12/2006             91,467
          16,630   CONCORD MINUTEMEN CAPITAL COMPANY+/-                                 4.75          04/18/2007             16,630
          58,539   CONSOLIDATED EDISON INCORPORATED                                     4.90          04/03/2006             58,539
           4,158   CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                     4.81          04/13/2006              4,152
          51,554   CREDIT SUISSE BANK SERIES YCD1+/-                                    4.92          05/04/2006             51,529
          41,576   CULLINAN FINANCE CORPORATION+/-                                      4.71          11/15/2006             41,574
          33,261   DEER VALLEY FUNDING LLC++                                            4.51          04/10/2006             33,230
          42,499   DEER VALLEY FUNDING LLC                                              4.81          04/17/2006             42,420
         101,324   DEER VALLEY FUNDING LLC                                              4.83          04/19/2006            101,110
          21,620   DEER VALLEY FUNDING LLC                                              4.80          05/03/2006             21,534
          83,152   DEUTSCHE BANK REPURCHASE AGREEMENT(MATURITY VALUE $83,186)           4.84          04/03/2006             83,152
          79,642   EIFFEL FUNDING LLC                                                   4.91          04/03/2006             79,642
           4,989   EIFFEL FUNDING LLC                                                   4.78          04/17/2006              4,980
          59,905   EUREKA SECURITIZATION INCORPORATED                                   4.88          05/16/2006             59,562
           1,370   GALLEON CAPITAL LLC                                                  4.65          04/03/2006              1,370
           2,495   GEMINI SECURITIZATION INCORPORATED                                   4.90          05/24/2006              2,478
          39,913   GOLDMAN SACHS GROUP INCORPORATED+/-                                  4.97          06/30/2006             39,913
         119,157   HARRIER FINANCE FUNDING LLC                                          4.62          04/03/2006            119,157
          26,609   ING USA ANNUITY & LIFE INSURANCE+/-                                  5.03          06/06/2006             26,609
         333,956   JPM CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT(MATURITY
                   VALUE  $334,093)                                                     4.93          04/03/2006            333,956
           2,162   K2 (USA) LLC                                                         4.63          05/02/2006              2,154
           7,692   K2 (USA) LLC SERIES MTN+/-                                           4.87          07/24/2006              7,694
          24,946   KAUPTHING BANK HF+++/-                                               4.84          03/20/2007             24,941
           3,326   KLIO II FUNDING CORPORATION                                          4.58          04/05/2006              3,325
           4,008   KLIO III FUNDING CORPORATION                                         4.69          04/19/2006              3,999
           1,663   LEXINGTON PARKER CAPITAL CORPORATION                                 4.62          05/02/2006              1,657
           6,313   LEXINGTON PARKER CAPITAL CORPORATION                                 4.69          05/10/2006              6,282
          41,576   LIBERTY LIGHT US CAPITAL SERIES MTN+/-                               4.81          05/26/2006             41,579
           3,326   LINKS FINANCE LLC SERIES MTN1+/-                                     4.68          09/12/2006              3,326
           9,978   LIQUID FUNDING LIMITED+/-                                            4.94          04/24/2006              9,979
          38,250   LIQUID FUNDING LIMITED+/-                                            4.71          08/14/2006             38,250
          24,946   LIQUID FUNDING LIMITED+/-                                            4.61          12/01/2006             24,946
           9,978   LIQUID FUNDING LIMITED SERIES MTN+/-                                 4.83          02/20/2007              9,978
          16,630   MBIA GLOBAL FUNDING LLC+/-                                           4.78          02/20/2007             16,629
          83,568   MERRILL LYNCH & COMPANY SERIES MTN+/-                                4.80          10/27/2006             83,631

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INSTITUTIONAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                   INTEREST RATE   MATURITY DATE          VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)

$         49,891   MORGAN STANLEY+/-                                                    4.94%         10/10/2006    $        49,891
           7,692   MORGAN STANLEY SERIES EXL+/-                                         4.78          08/13/2010              7,694
          28,636   MORTGAGE INTEREST NET TRUST                                          4.68          04/03/2006             28,636
          37,585   MORTGAGE INTEREST NET TRUST                                          4.78          05/03/2006             37,436
           1,663   NATIONWIDE BUILDING SOC+/-                                           4.74          07/21/2006              1,664
          36,675   NEWPORT FUNDING CORPORATION                                          4.92          04/03/2006             36,675
          50,355   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                            4.78          04/03/2006             50,355
          58,207   NIEUW AMSTERDAM RECEIVABLES CORPORATION                              4.68          04/04/2006             58,199
           7,414   NIEUW AMSTERDAM RECEIVABLES CORPORATION                              4.93          06/26/2006              7,330
           3,160   NORDEA NORTH AMERICA INCORPORATED                                    4.89          05/15/2006              3,142
          87,726   NORTHERN ROCK PLC+/-                                                 4.63          04/21/2006             87,713
           6,574   NORTHERN ROCK PLC                                                    4.69          04/24/2006              6,556
          83,152   NORTHERN ROCK PLC+/-                                                 4.66          02/05/2007             83,153
           6,727   RACERS TRUST 2004-6-MM+/-                                            4.79          05/22/2006              6,728
           1,663   SCALDIS CAPITAL LIMITED                                              4.93          06/15/2006              1,647
           6,652   TANGO FINANCE CORPORATION                                            4.95          06/21/2006              6,581
          19,230   TANGO FINANCE CORPORATION SERIES MTN+/-                              4.87          10/25/2006             19,236
           9,614   TRAVELERS INSURANCE COMPANY+/-                                       4.77          02/09/2007              9,614
          41,576   UNICREDITO ITALIANO SERIES LIB+/-                                    4.70          03/09/2007             41,574
          41,576   UNICREDITO ITALIANO SERIES YCD+/-                                    4.47          04/03/2006             41,576
          63,196   US BANK NA SERIES BKNT+/-                                            4.66          07/28/2006             63,198
          16,630   WHISTLEJACKET CAPITAL LIMITED+/-                                     4.65          06/09/2006             16,630
           1,663   WHITE PINE FINANCE LLC                                               4.64          04/18/2006              1,660
           8,315   WHITE PINE FINANCE LLC                                               4.82          05/05/2006              8,280
           6,789   WHITE PINE FINANCE LLC                                               4.84          05/25/2006              6,741
           5,109   WHITE PINE FINANCE LLC                                               4.93          06/20/2006              5,055
          43,886   WHITE PINE FINANCE LLC                                               4.93          06/22/2006             43,412
          41,576   WHITE PINE FINANCE LLC+/-                                            4.70          07/17/2006             41,576
          39,913   WHITE PINE FINANCE LLC SERIES MTN1+/-                                4.81          06/12/2006             39,917

                                                                                                                          4,131,750
                                                                                                                    ---------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $4,134,260)                                                                 4,134,260
                                                                                                                    ---------------

SHARES

RIGHTS - 0.50%

          12,570   OTP BANK RIGHTS                                                                                          435,961

TOTAL RIGHTS (COST $393,639)                                                                                                435,961
                                                                                                                    ---------------
PREFERRED STOCKS - 4.18%

          47,300   BANCO BRADESCO SA PREFERRED                                                                            1,698,341
          44,000   COMPANHIA VALE DO RIO DOCE PREFERREDA                                                                  1,895,009

TOTAL PREFERRED STOCKS (COST $2,148,153)                                                                                  3,593,350
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INSTITUTIONAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
SHORT-TERM INVESTMENTS - 3.81%

MUTUAL FUND - 3.81%
       3,275,863   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~#                                                       $     3,275,863
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,275,863)                                                                            3,275,863
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $66,159,250)                            104.60%                                                               $    89,970,560
OTHER ASSETS AND LIABILITIES, NET              (4.60)                                                                    (3,956,468)
                                              ------                                                                ---------------

TOTAL NET ASSETS                              100.00%                                                               $    86,014,092
                                              ======                                                                ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE INVESTMENTS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

#     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $3,275,863.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                           VALUE

COMMON STOCKS - 90.45%

AUSTRALIA - 3.39%
          1,513    ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                $   25,118
          3,583    PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                              44,376
          1,148    RIO TINTO LIMITED (METAL MINING)                                                                          64,803
          2,500    WESTFIELD GROUP (PROPERTIES)                                                                              30,605
            313    WOODSIDE PETROLEUM LIMITED (OIL & GAS EXTRACTION)                                                         10,191

                                                                                                                            175,093
                                                                                                                         ----------

BELGIUM - 1.30%
          1,870    FORTIS (DEPOSITORY INSTITUTIONS)                                                                          66,807
                                                                                                                         ----------

CHINA - 0.47%
         28,000    YANZHOU COAL MINING COMPANY LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                            24,358
                                                                                                                         ----------

DENMARK - 0.82%
          1,140    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                 42,302
                                                                                                                         ----------

FRANCE - 12.06%
          2,800    ALCATEL SA (COMMUNICATIONS)+                                                                              43,331
            600    ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                     50,316
          1,650    AXA SA (INSURANCE CARRIERS)                                                                               57,907
            800    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                    42,512
            906    CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                    49,364
            600    CARREFOUR SA (FOOD STORES)                                                                                31,920
            450    LAFARGE SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                       50,989
            820    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                           78,007
          1,000    SUEZ SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                  39,410
            455    TECHNIP SA (OIL & GAS EXTRACTION)                                                                         30,795
            230    TOTAL SA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                        60,679
            397    TOTAL SA ADR (OIL & GAS EXTRACTION)                                                                       52,297
          1,000    VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                     34,344

                                                                                                                            621,871
                                                                                                                         ----------

GERMANY - 7.10%
            300    ALLIANZ AG (INSURANCE CARRIERS)                                                                           50,091
            600    BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                              33,047
            221    CELESIO AG (WHOLESALE TRADE-DURABLE GOODS)                                                                20,914
            713    COMMERZBANK AG (DEPOSITORY INSTITUTIONS)                                                                  28,410
            700    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                               77,034
            325    FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                               38,834
          1,200    METRO AG (FOOD STORES)                                                                                    61,529
            260    SAP AG (BUSINESS SERVICES)                                                                                56,403

                                                                                                                            366,262
                                                                                                                         ----------

GREECE - 0.86%
          1,201    ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                   44,362
                                                                                                                         ----------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                            VALUE
HONG KONG - 4.14%
          5,000    CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                            $   53,002
          5,000    CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                         26,259
         42,000    CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)                                          24,358
         69,000    GUANGDONG INVESTMENT LIMITED (BUSINESS SERVICES)                                                          30,902
          5,000    SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                             50,779
          5,000    TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                           28,354

                                                                                                                            213,654
                                                                                                                         ----------

HUNGARY - 0.31%
            228    OTP BANK GDR (DEPOSITORY INSTITUTIONS)                                                                    15,846
                                                                                                                         ----------
ITALY - 2.94%
          2,500    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                         71,136
         11,100    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                         80,239

                                                                                                                            151,375
                                                                                                                         ----------

JAPAN - 22.94%
          5,000    AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                              121,283
          1,000    DAIWA HOUSE INDUSTRY COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                   BUILDERS)                                                                                                 17,332
          5,000    KANEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                          59,941
          1,000    KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                             26,338
            110    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                28,598
              4    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                         79,184
          6,000    MITSUI SUMITOMO INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                            81,614
          1,000    MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                                67,715
          3,000    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                     49,703
          8,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                             62,736
          3,500    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                78,059
             25    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                                  36,958
          2,500    OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)       71,793
          1,500    SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                76,720
          5,000    SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                    74,596
          3,000    SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)       53,144
         10,000    SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                            70,008
         11,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                       127,290

                                                                                                                          1,183,012
                                                                                                                         ----------

NETHERLANDS - 4.28%
            544    AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                               28,869
          2,910    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                        59,422
          1,525    ING GROEP NV (FINANCIAL SERVICES)                                                                         60,247
            400    ROYAL DUTCH SHELL PLC ADR CLASS A (PETROLEUM REFINING & RELATED INDUSTRIES)                               24,904
          1,900    WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                              47,386

                                                                                                                            220,828
                                                                                                                         ----------

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                           VALUE
NORWAY - 1.12%
             60    ORKLA ASA (FOOD & KINDRED PRODUCTS)                                                                   $    2,976
          1,900    STATOIL ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                     54,794

                                                                                                                             57,770
                                                                                                                         ----------

RUSSIA - 1.44%
            300    LUKOIL (PETROLEUM REFINING & RELATED INDUSTRIES)                                                          24,990
            300    LUKOIL ADR (OIL & GAS EXTRACTION)                                                                         25,020
            730    MOBILE TELESYSTEMS ADR (COMMUNICATIONS)                                                                   24,163

                                                                                                                             74,173
                                                                                                                         ----------

SINGAPORE - 0.51%
          3,000    GREAT EASTERN HOLDINGS LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                       26,178
                                                                                                                         ----------

SOUTH KOREA - 0.40%
             40    SAMSUNG ELECTRONICS COMPANY LIMITED - PREFERRED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                    20,482
                                                                                                                         ----------

SPAIN - 1.38%
          2,260    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                              47,162
          1,174    INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                23,873

                                                                                                                             71,035
                                                                                                                         ----------

SWEDEN - 0.86%
          2,300    SECURITAS AB (BUSINESS SERVICES)                                                                          44,296
                                                                                                                         ----------

SWITZERLAND - 6.52%
          2,000    NOVARTIS AG ADR (CHEMICALS & ALLIED PRODUCTS)                                                            110,880
            756    ROCHE HOLDING AG (HEALTH SERVICES)                                                                       112,561
            490    UBS AG (FINANCIAL SERVICES)                                                                               53,824
            250    ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)                                                         58,729

                                                                                                                            335,994
                                                                                                                         ----------

THAILAND - 1.25%
         14,000    ADVANCED INFORMATION SERVICE PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (COMMUNICATIONS)                 32,952
         11,300    BANGKOK BANK PUBLIC COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                             31,683

                                                                                                                             64,635
                                                                                                                         ----------

UNITED KINGDOM - 16.36%
            806    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                             40,610
          3,868    AVIVA PLC (INSURANCE CARRIERS)                                                                            53,729
          8,816    BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                   64,446
          3,600    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                    42,125
          2,860    EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                       43,777
          4,867    EMI GROUP PLC (AMUSEMENT & RECREATION SERVICES)                                                           21,394
          2,269    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                         59,330
            960    GLAXOSMITHKLINE PLC ADR (CHEMICALS & ALLIED PRODUCTS)                                                     50,218
          3,900    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                               65,387
         30,800    LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                            75,987
          6,134    ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)                                                                48,810
        330,009    ROLLS ROYCE GROUP PLC CLASS B (AEROSPACE, DEFENSE)                                                           585

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                            VALUE
UNITED KINGDOM (CONTINUED)
          2,950    ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)                                                  $   92,154
          3,000    SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                        27,104
          1,670    STANDARD CHARTERED PLC (DEPOSITORY INSTITUTIONS)                                                          41,549
         55,657    VODAFONE GROUP PLC (COMMUNICATIONS)                                                                      116,522

                                                                                                                            843,727
                                                                                                                         ----------

TOTAL COMMON STOCKS (COST $3,990,123)                                                                                     4,664,060
                                                                                                                         ----------
INVESTMENT COMPANIES - 1.01%

            800    ISHARES MSCI EAFE INDEX FUND                                                                              52,016

TOTAL INVESTMENT COMPANIES (COST $45,627)                                                                                    52,016
                                                                                                                         ----------
SHORT-TERM INVESTMENTS - 6.58%

MUTUAL FUND - 6.58%
        339,395    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~#                                                               339,395
                                                                                                                         ----------

TOTAL SHORT-TERM INVESTMENTS (COST $339,395)                                                                                339,395
                                                                                                                         ----------

TOTAL INVESTMENTS IN SECURITIES
(COST $4,375,145)                              98.04%                                                                    $5,055,471

OTHER ASSETS AND LIABILITIES, NET               1.96                                                                        100,986
                                              ------                                                                     ----------

TOTAL NET ASSETS                              100.00%                                                                    $5,156,457
                                              ======                                                                     ==========

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

#     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $339,395.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 96.18%

AUSTRALIA - 2.49%
        230,000    BLUESCOPE STEEL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                 $     1,182,239
        264,000    BORAL LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                 1,685,861
         44,000    COMMONWEALTH BANK OF AUSTRALIA (DEPOSITORY INSTITUTIONS)                                               1,426,934
        334,300    CSR LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                           1,067,393
         38,200    NATIONAL AUSTRALIA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                              1,030,998
        222,900    ONESTEEL LIMITED (PRIMARY METAL INDUSTRIES)                                                              657,446
         94,189    ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                 1,563,702
        136,379    PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                           1,689,066
        345,600    QANTAS AIRWAYS (TRANSPORTATION BY AIR)                                                                   875,850
         53,194    RIO TINTO LIMITED (METAL MINING)                                                                       3,002,737
        158,200    SANTOS LIMITED (OIL & GAS EXTRACTION)                                                                  1,288,848
        584,000    TELSTRA CORPORATION LIMITED (COMMUNICATIONS)                                                           1,563,642
        143,000    WESTFIELD GROUP (PROPERTIES)                                                                           1,750,593
         16,223    WOODSIDE PETROLEUM LIMITED (OIL & GAS EXTRACTION)                                                        528,207

                                                                                                                         19,313,516
                                                                                                                    ---------------

AUSTRIA - 0.42%
         11,100    VOESTALPINE AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                1,553,123
         26,988    WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG (INSURANCE CARRIERS)                                     1,667,985

                                                                                                                          3,221,108
                                                                                                                    ---------------

BELGIUM - 2.05%
         10,400    DEXIA SA (DEPOSITORY INSTITUTIONS)                                                                       268,955
        163,700    FORTIS (DEPOSITORY INSTITUTIONS)                                                                       5,848,271
        197,735    FORTIS NA (DEPOSITORY INSTITUTIONS)                                                                    7,054,604
         57,760    INBEV NA (FOOD & KINDRED PRODUCTS)                                                                     2,708,878

                                                                                                                         15,880,708
                                                                                                                    ---------------

BRAZIL - 0.13%
        238,790    VIVO PARTICIPACOES SA ADR (COMMUNICATIONS)                                                             1,022,021
                                                                                                                    ---------------

CANADA - 0.65%
         83,600    ENCANA CORPORATION (OIL & GAS EXTRACTION)                                                              3,901,357
         13,800    RESEARCH IN MOTION LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                   1,171,344

                                                                                                                          5,072,701
                                                                                                                    ---------------

CHINA - 0.17%
      1,480,000    YANZHOU COAL MINING COMPANY LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                         1,287,512
                                                                                                                    ---------------

DENMARK - 0.67%
        109,100    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                              4,048,418
         33,700    H. LUNDBECK A/S (CHEMICALS & ALLIED PRODUCTS)                                                            738,819
         17,600    VESTAS WIND SYSTEMS A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
                     & OPTICAL)+                                                                                            438,728

                                                                                                                          5,225,965
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FINLAND - 0.82%
         22,400    ELCOTEQ NETWORK (COMMUNICATIONS)                                                                 $       501,922
         87,700    FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                         2,212,746
         89,800    KEMIRA OYJ (CHEMICALS & ALLIED PRODUCTS)                                                               1,564,900
         55,900    RAUTARUUKKI OYJ (PRIMARY METAL INDUSTRIES)                                                             2,064,800

                                                                                                                          6,344,368
                                                                                                                    ---------------

FRANCE - 9.94%
         16,807    ACCOR SA (METAL MINING)                                                                                  968,890
        181,400    ALCATEL SA (COMMUNICATIONS)+                                                                           2,807,240
         32,271    ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                  2,706,262
         10,500    ASSURANCES GENERALES DE FRANCE (INSURANCE CARRIERS)                                                    1,267,360
        177,672    AXA SA (INSURANCE CARRIERS)                                                                            6,235,465
         51,000    BNP PARIBAS SA (DEPOSITORY INSTITUTIONS)+                                                              4,737,330
         49,300    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                 2,619,798
         48,978    CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 2,668,570
        108,341    CARREFOUR SA (FOOD STORES)                                                                             5,763,797
         10,000    CNP ASSURANCES (INSURANCE AGENTS, BROKERS & SERVICE)                                                   1,008,265
         41,900    COMPAGNIE DE SAINT-GOBAIN (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                     2,927,282
          9,500    COMPAGNIE GENERALE DES ESTABLISSEMENTS MICHELIN (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)               596,930
          7,872    ELECTRICITE DE FRANCE (ELECTRIC, GAS & SANITARY SERVICES)+                                               446,460
         17,200    LAFARGE SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                    1,948,908
         28,403    LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                2,784,608
         74,742    PAGESJAUNES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                              2,099,566
         16,900    PEUGEOT SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                            1,064,980
         22,407    PPR SA (APPAREL & ACCESSORY STORES)                                                                    2,705,904
         14,600    RALLYE SA (GENERAL MERCHANDISE STORES)                                                                   623,151
         24,100    RENAULT SA (TRANSPORTATION EQUIPMENT)                                                                  2,562,804
         52,137    SAFRAN SA (NATIONAL SECURITY & INTERNATIONAL AFFAIRS)                                                  1,321,780
         57,841    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                        5,502,458
         25,000    SOCIETE GENERALE (DEPOSITORY INSTITUTIONS)                                                             3,759,786
         67,000    SUEZ SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                               2,640,442
         24,004    TECHNIP SA (OIL & GAS EXTRACTION)                                                                      1,624,644
         28,700    TOTAL SA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                     7,571,669
         26,899    VALEO SA (TRANSPORTATION EQUIPMENT)                                                                    1,124,948
        143,700    VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                  4,935,236

                                                                                                                         77,024,533
                                                                                                                    ---------------

GERMANY - 7.98%
         43,089    ALLIANZ AG (INSURANCE CARRIERS)                                                                        7,194,555
         47,400    BASF AG (CHEMICALS & ALLIED PRODUCTS)                                                                  3,716,498
         60,340    BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                           3,323,460
         10,972    CELESIO AG (WHOLESALE TRADE-DURABLE GOODS)                                                             1,038,323
        122,542    COMMERZBANK AG (DEPOSITORY INSTITUTIONS)                                                               4,882,790
         27,800    DAIMLERCHRYSLER AG (TRANSPORTATION EQUIPMENT)                                                          1,596,888
         58,953    DEUTSCHE LUFTHANSA AG (TRANSPORTATION BY AIR)                                                          1,055,207
        110,646    DEUTSCHE POST AG (TRANSPORTATION SERVICES)                                                             2,774,262

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GERMANY (CONTINUED)
         23,933    DEUTSCHE TELEKOM AG (COMMUNICATIONS)                                                             $       403,727
         71,404    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                            7,857,919
         16,500    FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                            1,971,570
         20,905    HEIDELBERGER DRUCKMASCHINEN AG (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                922,153
         36,700    IKB DEUTSCHE INDUSTRIEBANK AG (DEPOSITORY INSTITUTIONS)                                                1,350,265
         30,100    MAN AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                        2,089,032
         59,100    METRO AG (FOOD STORES)                                                                                 3,030,273
         76,676    PROSIEBENSAT.1 MEDIA AG (COMMUNICATIONS)+                                                              1,997,787
         46,655    RWE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                             4,060,644
         22,648    SAP AG (BUSINESS SERVICES)                                                                             4,913,132
         35,423    SIEMENS AG (WHOLESALE TRADE NON-DURABLE GOODS)                                                         3,307,143
        108,300    THYSSENKRUPP AG (PRIMARY METAL INDUSTRIES)                                                             3,127,547
         61,600    TUI AG (TRANSPORTATION BY AIR)                                                                         1,209,336

                                                                                                                         61,822,511
                                                                                                                    ---------------

GREECE - 0.40%
         71,949    ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                2,657,609
         17,700    PUBLIC POWER CORPORATION SA (ELECTRIC, GAS & SANITARY SERVICES)                                          416,127

                                                                                                                          3,073,736
                                                                                                                    ---------------

HONG KONG - 3.20%
        218,000    CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                             2,310,885
        281,000    CHINA MERCHANTS HOLDINGS INTERNATIONAL COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION &
                     WAREHOUSING)                                                                                           811,223
      1,437,400    CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                      7,549,029
      2,099,000    CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)                                       1,217,337
        421,000    CITIC PACIFIC LIMITED (MISCELLANEOUS RETAIL)                                                           1,264,224
         47,500    ESPRIT HOLDINGS LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                              369,757
      2,745,000    GUANGDONG INVESTMENT LIMITED (BUSINESS SERVICES)                                                       1,229,371
        647,000    MTR CORPORATION (RAILROAD TRANSPORTATION)                                                              1,459,245
         39,300    NWS HOLDINGS LIMITED (BUSINESS SERVICES)                                                                  72,936
        275,220    ORIENT OVERSEAS INTERNATIONAL LIMITED (WATER TRANSPORTATION)                                             931,097
        709,900    SMARTONE TELECOMMUNICATIONS HOLDING LIMITED (COMMUNICATIONS)                                             777,682
        514,000    SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                          5,220,056
        286,000    TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                        1,621,827

                                                                                                                         24,834,669
                                                                                                                    ---------------

HUNGARY - 0.11%
         12,125    OTP BANK GDR (DEPOSITORY INSTITUTIONS)                                                                   842,688
                                                                                                                    ---------------

IRELAND - 0.26%
         82,800    IRISH LIFE & PERMANENT PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                        1,986,767
                                                                                                                    ---------------

ITALY - 4.00%
         66,300    BANCHE POPOLARI UNITE SCRL (DEPOSITORY INSTITUTIONS)                                                   1,607,726
         97,000    BENETTON GROUP SPA (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)           1,448,217
          4,300    CAPITALIA SPA (DEPOSITORY INSTITUTIONS)                                                                   35,747
        341,091    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                      9,705,539
        160,700    FIAT SPA (TRANSPORTATION EQUIPMENT)                                                                    2,025,352

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ITALY (CONTINUED)
        329,600    IFIL INVESTMENTS SPA (MISCELLANEOUS SERVICES)                                                    $     1,926,242
        243,274    SAIPEM SPA (OIL & GAS EXTRACTION)                                                                      5,627,985
      1,197,940    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                      8,659,580

                                                                                                                         31,036,388
                                                                                                                    ---------------

JAPAN - 24.05%
          9,000    ACOM COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                528,377
        252,600    AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                            6,127,213
         17,900    AIFUL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                 1,184,715
         34,300    ALPINE ELECTRONICS INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                     COMPUTER EQUIPMENT)                                                                                    506,777
         34,000    ALPS ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                     COMPUTER EQUIPMENT)                                                                                    547,986
        127,300    ASAHI BREWERIES LIMITED (FOOD & KINDRED PRODUCTS)                                                      1,806,211
        183,000    ASAHI KASEI CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                  1,304,478
         92,800    BRIDGESTONE CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                               1,935,633
         22,700    CANON INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                     EQUIPMENT)                                                                                           1,502,404
        142,800    CHUGAI PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                    2,590,297
        225,000    COSMO OIL COMPANY LIMITED (OIL & GAS EXTRACTION)                                                       1,179,482
        164,700    CREDIT SAISON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                   9,109,575
         87,800    DAIICHI SANKYO COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                           2,002,914
         32,000    DAIWA HOUSE INDUSTRY COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                     BUILDERS)                                                                                              554,630
        342,000    DENKI KAGAKU KOGYO KABUSHIKI KAISHA (CHEMICALS & ALLIED PRODUCTS)                                      1,528,394
         51,100    HITACHI CAPITAL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                       1,022,434
         73,000    HOKKAIDO ELECTRIC POWER COMPANY INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                     COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                               1,566,058
         79,000    HOKUETSU PAPER MILLS LIMITED (PAPER & ALLIED PRODUCTS)                                                   466,483
         30,900    HONDA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                 1,913,857
            710    JAPAN TOBACCO INCORPORATED (TOBACCO PRODUCTS)                                                          2,497,366
          3,689    JUPITER TELECOMMUNICATIONS COMPANY LIMITED (COMMUNICATIONS)+                                           2,607,687
        248,000    KANEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                       2,973,050
         97,200    KANSAI ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                         2,159,541
         89,000    KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                          2,344,095
         16,610    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                     EQUIPMENT)                                                                                           4,318,318
         16,000    KYORIN COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                     193,713
        102,000    MAEDA ROAD CONSTRUCTION COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                     BUILDERS)                                                                                              805,947
        325,400    MARUBENI CORPORATION (BUSINESS SERVICES)                                                               1,703,028
            340    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                      6,730,671
        227,000    MITSUBISHI CHEMICAL HOLDINGS CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                 1,400,187
        102,000    MITSUBISHI ESTATE COMPANY LIMITED (REAL ESTATE)                                                        2,417,842
            250    MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                  3,823,280
        132,400    MITSUI & COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                               1,914,569
         92,000    MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                           2,114,359
        302,000    MITSUI SUMITOMO INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                         4,107,919
            796    MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                          6,512,727
         52,200    MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                     EXCEPT COMPUTER EQUIPMENT)                                                                           3,534,698

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
         40,800    NAMCO BANDAI HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                             $       558,790
        247,000    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                  4,092,184
        729,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                          5,716,797
            800    NIPPON TELEGRAPH & TELEPHONE CORPORATION (COMMUNICATIONS)                                              3,432,455
        145,200    NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                          1,724,636
        175,300    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)             3,909,622
        144,000    NSK LIMITED (PRIMARY METAL INDUSTRIES)                                                                 1,250,365
            327    NTT DATA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                     EQUIPMENT)                                                                                           1,572,489
          3,772    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                               5,576,279
        326,000    OJI PAPER COMPANY LIMITED (PAPER & ALLIED PRODUCTS)                                                    2,005,302
        113,800    OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                     EQUIPMENT)                                                                                           3,268,003
         22,700    ORIX CORPORATION (MISCELLANEOUS RETAIL)                                                                7,068,437
         19,400    PROMISE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                           1,173,560
        133,000    RENGO COMPANY LIMITED (PAPER & ALLIED PRODUCTS)                                                        1,029,422
         66,000    RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,289,720
         43,200    RYOSAN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                     EQUIPMENT)                                                                                           1,159,830
         36,800    SANTEN PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                      884,826
          7,700    SANYO SHINPAN FINANCE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                               477,570
         68,000    SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                     EQUIPMENT)                                                                                           3,477,995
        161,000    SEGA SAMMY HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                                     6,538,488
        264,000    SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                 3,938,692
        145,000    SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                     EQUIPMENT)                                                                                           2,568,607
        563,000    SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                         3,941,478
         60,400    SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                             685,594
         14,100    SMC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               2,197,060
        154,000    SUMITOMO BAKELITE COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                        1,394,766
             47    SUMITOMO MITSUI FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                   519,116
        865,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                    10,009,601
        567,200    TAISEI CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                    2,717,934
         12,000    TAKEFUJI CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)                                                755,480
        155,000    TANABE SEIYAKU COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                           1,718,564
        289,000    TOHO GAS COMPANY LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)                                     1,166,313
         54,700    TOKYO ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                          1,364,015
        209,000    TOSHIBA TEC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                     EQUIPMENT)                                                                                           1,095,608
        119,500    TOYOTA MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                    6,528,335

                                                                                                                        186,344,848
                                                                                                                    ---------------

LUXEMBOURG - 0.54%
         13,796    RTI GROUP (COMMUNICATIONS)                                                                             1,212,947
        187,900    STOLT OFFSHORE SA (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)+                   2,953,140

                                                                                                                          4,166,087
                                                                                                                    ---------------

MEXICO - 0.92%
        218,400    GRUPO TELEVISA SA ADR (COMMUNICATIONS)                                                                 4,346,160
      1,029,600    WALMART DE MEXICO SA DE CV (GENERAL MERCHANDISE STORES)                                                2,758,089

                                                                                                                          7,104,249
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
NETHERLANDS - 3.98%
         64,600    ABN AMRO HOLDINGS NV (DEPOSITORY INSTITUTIONS)                                                   $     1,936,794
        216,298    AEGON NV (INSURANCE CARRIERS)                                                                          4,002,606
         51,616    AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                            2,739,117
        357,123    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                     7,292,376
         33,500    ASML HOLDING NV NEW YORK REGISTERED SHARES (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+            682,395
        261,356    ING GROEP NV (FINANCIAL SERVICES)                                                                     10,325,269
         70,543    KONINKLIJKE AHOLD NV (FOOD STORES)+                                                                      554,817
        132,200    WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                           3,297,070

                                                                                                                         30,830,444
                                                                                                                    ---------------

NORWAY - 0.97%
         13,400    NORSK HYDRO ASA (OIL & GAS EXTRACTION)                                                                 1,856,567
          3,094    ORKLA ASA (FOOD & KINDRED PRODUCTS)                                                                      153,435
        143,200    SEADRILL LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)+                                            1,966,553
        123,600    STATOIL ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                  3,564,514

                                                                                                                          7,541,069
                                                                                                                    ---------------

PORTUGAL - 0.52%
        950,316    BANCO COMERCIAL PORTUGUES SA (DEPOSITORY INSTITUTIONS)                                                 3,028,832
        262,200    ELECTRICIDADE DE PORTUGAL SA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                     EXCEPT COMPUTER EQUIPMENT)                                                                           1,029,506

                                                                                                                          4,058,338
                                                                                                                    ---------------

RUSSIA - 1.66%
         26,901    AFK SISTEMA GDR (BUSINESS SERVICES)                                                                      656,384
        114,800    LUKOIL ADR (OIL & GAS EXTRACTION)                                                                      9,551,360
         39,800    MOBILE TELESYSTEMS ADR (COMMUNICATIONS)                                                                1,317,380
         19,725    UNIFIED ENERGY SYSTEM REG S GDR (ELECTRIC, GAS & SANITARY SERVICES)                                    1,345,245

                                                                                                                         12,870,369
                                                                                                                    ---------------

SINGAPORE - 1.18%
        342,500    KEPPEL CORPORATION LIMITED (BUSINESS SERVICES)                                                         2,925,086
        433,101    MOBILONE LIMITED (COMMUNICATIONS)                                                                        629,877
        398,000    NEPTUNE ORIENT LINES LIMITED (WATER TRANSPORTATION)                                                      536,956
        439,400    SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                                   3,807,036
        129,000    UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                 1,245,413

                                                                                                                          9,144,368
                                                                                                                    ---------------

SOUTH KOREA - 1.71%
         55,459    HANA FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)+                                           2,625,683
         67,950    KOOKMIN BANK (FINANCIAL SERVICES)                                                                      5,867,646
          2,250    SAMSUNG ELECTRONICS COMPANY LIMITED - PREFERRED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                 1,152,095
         81,380    SHINHAN FINANCIAL GROUP COMPANY LIMITED (FINANCIAL SERVICES)                                           3,643,506

                                                                                                                         13,288,930
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SPAIN - 2.20%
        196,000    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                     $     4,090,162
        105,300    BANCO SANTANDER CENTRAL HISPANO SA (DEPOSITORY INSTITUTIONS)                                           1,537,682
        126,200    ENDESA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                          4,074,224
         69,399    INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                             1,411,226
         53,005    INDUSTRIA DE DISENO TEXTIL SA (APPAREL & ACCESSORY STORES)                                             2,045,868
         52,530    PROMOTORA DE INFORMACIONES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                 970,797
        104,000    REPSOL YPF SA (OIL & GAS EXTRACTION)                                                                   2,954,216

                                                                                                                         17,084,175
                                                                                                                    ---------------

SWEDEN - 1.08%
         40,900    ELECTROLUX AB (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                         1,173,673
        323,200    NORDEA AB (DEPOSITORY INSTITUTIONS)                                                                    3,994,094
        103,300    SECURITAS AB (BUSINESS SERVICES)                                                                       1,989,471
         25,300    VOLVO AB B SHARES (TRANSPORTATION EQUIPMENT)                                                           1,184,034

                                                                                                                          8,341,272
                                                                                                                    ---------------

SWITZERLAND - 7.87%
         43,925    ADECCO SA (BUSINESS SERVICES)                                                                          2,454,598
         16,900    CIBA SPECIALTY CHEMICALS AG (CHEMICALS & ALLIED PRODUCTS)                                              1,010,513
         74,700    CREDIT SUISSE GROUP (NON-DEPOSITORY CREDIT INSTITUTIONS)                                               4,191,543
          3,100    GEORG FISCHER AG (TRANSPORTATION EQUIPMENT)+                                                           1,381,582
         18,261    NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                    5,420,939
          2,874    NOBEL BIOCARE HOLDING AG (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                     MATERIALS)                                                                                             639,879
        152,973    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                              8,507,301
          3,600    RIETER HOLDING AG (CHEMICALS & ALLIED PRODUCTS)                                                        1,435,968
         60,055    ROCHE HOLDING AG (HEALTH SERVICES)                                                                     8,941,568
         16,895    SAURER AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                     1,347,816
         52,230    SWISS REINSURANCE (INSURANCE CARRIERS)                                                                 3,649,870
          2,500    SWISSCOM AG (COMMUNICATIONS)                                                                             810,225
            605    SYNTHES INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                     OPTICAL)                                                                                                66,364
        134,287    UBS AG (FINANCIAL SERVICES)                                                                           14,750,814
          2,900    VALORA HOLDING AG (GENERAL MERCHANDISE STORES)                                                           613,412
          6,400    VERWALTUNGS-UND PRIVAT-BANK AG (DEPOSITORY INSTITUTIONS)                                               1,364,783
         18,600    ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)                                                      4,369,463

                                                                                                                         60,956,638
                                                                                                                    ---------------

THAILAND - 0.42%
        664,000    ADVANCED INFORMATION SERVICE PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (COMMUNICATIONS)              1,562,855
        592,200    BANGKOK BANK PUBLIC COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                          1,660,445

                                                                                                                          3,223,300
                                                                                                                    ---------------

UNITED KINGDOM - 15.78%
        161,500    ALFRED MCALPINE GROUP PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)             1,313,168
        117,400    ALLIANCE & LEICESTER PLC (DEPOSITORY INSTITUTIONS)                                                     2,521,090
         37,674    ARRIVA PLC (TRANSPORTATION BY AIR)                                                                       402,876
         89,386    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                          4,503,699
        335,934    AVIVA PLC (INSURANCE CARRIERS)                                                                         4,666,317
        273,000    BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                1,995,669
        792,413    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                 9,272,375

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM (CONTINUED)
         93,600    BARRATT DEVELOPMENTS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)        $     1,722,161
         80,824    BOOTS GROUP PLC (HEALTH SERVICES)                                                                      1,010,353
        193,700    BRADFORD & BINGLEY PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                            1,680,156
        896,400    BRIT INSURANCE HOLDINGS PLC (INSURANCE CARRIERS)                                                       1,514,584
        569,600    BT GROUP PLC (COMMUNICATIONS)                                                                          2,196,973
        216,118    CADBURY SCHWEPPES PLC (FOOD & KINDRED PRODUCTS)                                                        2,147,775
         39,265    CARNIVAL PLC (WATER TRANSPORTATION)                                                                    1,930,607
        207,545    CENTRICA PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                       1,015,062
        441,700    DS SMITH PLC (PAPER & ALLIED PRODUCTS)                                                                 1,385,181
        677,500    DSG INTERNATIONAL PLC (GENERAL MERCHANDISE STORES)                                                     2,171,738
        198,600    EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                    3,039,884
        356,567    EMI GROUP PLC (AMUSEMENT & RECREATION SERVICES)                                                        1,567,341
         99,700    FIRSTGROUP PLC (TRANSPORTATION SERVICES)                                                                 735,750
         93,000    GEORGE WIMPEY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       904,034
        283,000    GKL PLC (TRANSPORTATION EQUIPMENT)                                                                     1,634,857
        302,600    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                      7,912,382
        178,400    HANSON PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                    2,337,050
        202,200    HBOS PLC (DEPOSITORY INSTITUTIONS)                                                                     3,376,030
        294,881    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                            4,943,971
        217,000    IMPERIAL CHEMICAL INDUSTRIES PLC (CHEMICALS & ALLIED PRODUCTS)                                         1,304,481
      1,051,187    KINGFISHER PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                     4,374,086
      1,005,000    LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                         2,479,455
        432,300    LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                         4,134,704
        142,900    MITCHELLS & BUTLERS PLC (EATING & DRINKING PLACES)                                                     1,187,999
        348,700    NORTHERN FOODS PLC (FOOD & KINDRED PRODUCTS)                                                             590,688
        347,500    NORTHUMBRIAN WATER GROUP PLC (FOOD & KINDRED PRODUCTS)                                                 1,441,451
        753,300    OLD MUTUAL PLC (INSURANCE CARRIERS)                                                                    2,633,939
        693,900    PILKINGTON PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                1,953,052
        433,024    ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)                                                             3,445,714
     23,296,691    ROLLS ROYCE GROUP PLC CLASS B (AEROSPACE, DEFENSE)                                                        41,285
        728,900    ROYAL & SUN ALLIANCE INSURANCE GROUP (INSURANCE CARRIERS)                                              1,744,461
        204,371    ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)                                                   6,384,263
        138,000    ROYAL DUTCH SHELL PLC CLASS B (OIL & GAS EXTRACTION)                                                   4,488,350
        258,000    SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                     2,330,907
        236,300    SCOTTISH POWER PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                 2,389,398
         46,348    SMITH & NEPHEW PLC (CHEMICALS & ALLIED PRODUCTS)                                                         411,485
         98,500    STANDARD CHARTERED PLC (DEPOSITORY INSTITUTIONS)                                                       2,450,649
        113,000    TATE & LYLE PLC (FOOD & KINDRED PRODUCTS)                                                              1,121,028
        174,100    TAYLOR WOODROW PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                    1,222,030
      2,445,000    VODAFONE GROUP PLC (COMMUNICATIONS)                                                                    5,118,795
        753,965    WILLIAM MORRISON SUPERMARKETS PLC (FOOD & KINDRED PRODUCTS)                                            2,488,895
         55,000    WPP GROUP PLC (BUSINESS SERVICES)                                                                        659,824

                                                                                                                        122,298,022
                                                                                                                    ---------------

USA - 0.01%
          2,300    TIM HORTONS INCORPORATED (EATING & DRINKING PLACES)+                                                      61,065
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $589,697,576)                                                                                 745,302,365
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 2.11%

MUTUAL FUND - 2.11%
16,380,491 WELLS FARGO ADVANTAGE MONEY MARKET TRUST~#                                                               $    16,380,491
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $16,380,491)                                                                          16,380,491
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $606,078,067)                            98.29%                                                               $   761,682,856

OTHER ASSETS AND LIABILITIES, NET               1.71                                                                     13,247,797
                                              ------                                                                ---------------

TOTAL NET ASSETS                              100.00%                                                               $   774,930,653
                                              ======                                                                ===============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

#     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $16,380,491.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES -- MARCH 31, 2006 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                      INSTITUTIONAL
                                                                   EMERGING MARKETS        EMERGING   INTERNATIONAL   INTERNATIONAL
                                                                         FOCUS FUND    MARKETS FUND       CORE FUND     EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ..............................   $    281,870,001   $  82,560,437   $   4,716,076   $ 745,302,365
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................         21,536,831       4,134,260               0               0
   INVESTMENTS IN AFFILIATES ...................................          9,234,363       3,275,863         339,395      16,380,491
                                                                   ----------------   -------------   -------------   -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .............        312,641,195      89,970,560       5,055,471     761,682,856
                                                                   ----------------   -------------   -------------   -------------
   CASH ........................................................                  0               0               0          50,000
   FOREIGN CURRENCY, AT VALUE ..................................                 24              70               0       9,034,250
   RECEIVABLE FOR FUND SHARES ISSUED ...........................            305,193               0           7,323          87,463
   RECEIVABLE FOR INVESTMENTS SOLD .............................                  0               0          95,062       7,585,210
   RECEIVABLES FOR DIVIDENDS AND INTEREST ......................          1,508,247         351,849          20,503       2,869,171
   RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ...........                  0               0          39,361               0
                                                                   ----------------   -------------   -------------   -------------
TOTAL ASSETS ...................................................        314,454,659      90,322,479       5,217,720     781,308,950
                                                                   ----------------   -------------   -------------   -------------
LIABILITIES
   FOREIGN TAXES PAYABLE .......................................            299,639          38,340               0             447
   PAYABLE FOR FUND SHARES REDEEMED ............................            291,090               0               0         142,802
   PAYABLE FOR INVESTMENTS PURCHASED ...........................            634,402          38,031          41,196       5,457,350
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......            293,068          69,903               0         584,052
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .....             72,756           3,926           8,139         186,960
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................         21,536,831       4,134,260               0               0
   ACCRUED EXPENSES AND OTHER LIABILITIES ......................            101,758          23,927          11,928           6,686
                                                                   ----------------   -------------   -------------   -------------
TOTAL LIABILITIES ..............................................         23,229,544       4,308,387          61,263       6,378,297
                                                                   ----------------   -------------   -------------   -------------
TOTAL NET ASSETS ...............................................   $    291,225,115   $  86,014,092   $   5,156,457   $ 774,930,653
                                                                   ================   =============   =============   =============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .............................................   $    467,958,695   $  62,953,559   $   4,443,316   $ 707,994,555
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................            275,507         (14,690)        (13,294)     (1,243,797)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .......       (256,366,178)       (740,617)         46,333     (87,392,691)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
      FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND
      LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ............         79,357,091      23,815,840         680,102     155,572,586
                                                                   ----------------   -------------   -------------   -------------
TOTAL NET ASSETS ...............................................   $    291,225,115   $  86,014,092   $   5,156,457   $ 774,930,653
                                                                   ----------------   -------------   -------------   -------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS A ........................................   $    186,758,692             N/A   $   2,150,014   $  54,184,036
   SHARES OUTSTANDING - CLASS A ................................          5,524,091             N/A         156,393       3,534,408
   NET ASSET VALUE PER SHARE - CLASS A .........................   $          33.81             N/A   $       13.75   $       15.33
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ...............   $          35.87             N/A   $       14.59   $       16.27
   NET ASSETS - CLASS B ........................................   $      6,331,273             N/A   $   2,436,338   $  15,652,814
   SHARES OUTSTANDING - CLASS B ................................            191,011             N/A         179,356       1,069,641
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ......   $          33.15             N/A   $       13.58   $       14.63
   NET ASSETS - CLASS C ........................................   $      2,850,253             N/A   $     536,079   $   1,566,958
   SHARES OUTSTANDING - CLASS C ................................             86,309             N/A          39,368         107,284
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ......   $          33.02             N/A   $       13.62   $       14.61
   NET ASSETS - ADMINISTRATOR CLASS ............................   $     95,284,897             N/A   $      34,026   $ 703,526,845
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ....................          2,823,878             N/A           2,471      45,973,336
   NET ASSET VALUE AND OFFERING PRICE PER
      SHARE - ADMINISTRATOR CLASS ..............................   $          33.74             N/A   $       13.77   $       15.30
   NET ASSETS - INSTITUTIONAL CLASS ............................                N/A   $  86,014,092             N/A             N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ....................                N/A         996,862             N/A             N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE -
      INSTITUTIONAL CLASS ......................................                N/A   $       86.28             N/A             N/A
                                                                   ----------------   -------------   -------------   -------------
INVESTMENTS AT COST ............................................   $    232,297,136   $  66,159,250   $   4,375,145   $ 606,078,067
                                                                   ================   =============   =============   =============
FOREIGN CURRENCIES AT COST .....................................   $             24   $          70   $           0   $   9,022,867
                                                                   ================   =============   =============   =============
SECURITIES ON LOAN, AT MARKET VALUE ............................   $     21,122,985   $   3,987,722   $           0   $           0
                                                                   ================   =============   =============   =============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.25 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

 STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                      INSTITUTIONAL
                                                                   EMERGING MARKETS        EMERGING   INTERNATIONAL   INTERNATIONAL
                                                                         FOCUS FUND    MARKETS FUND       CORE FUND     EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ................................................   $      6,880,094   $   1,377,208   $      32,831   $   5,669,059
   INTEREST ....................................................                372             256               0               0
   INCOME FROM AFFILIATED SECURITIES ...........................            114,717          62,981           4,063         363,210
   SECURITIES LENDING INCOME, NET ..............................             60,697          12,250             148          68,979
                                                                   ----------------   -------------   -------------   -------------
TOTAL INVESTMENT INCOME ........................................          7,055,880       1,452,695          37,042       6,101,248
                                                                   ----------------   -------------   -------------   -------------
EXPENSES
   ADVISORY FEES ...............................................          1,395,693         449,428          19,507       3,260,962
   ADMINISTRATION FEES
      FUND LEVEL ...............................................             63,441          20,429           1,027         174,239
      CLASS A ..................................................            232,846             N/A           1,898          76,437
      CLASS B ..................................................              7,006             N/A           2,306          20,418
      CLASS C ..................................................              3,598             N/A             500           2,099
      ADMINISTRATOR CLASS ......................................             39,935             N/A               8         313,138
      INSTITUTIONAL CLASS ......................................                N/A          32,685             N/A             N/A
   CUSTODY FEES ................................................            317,203         102,143           2,053         348,478
   SHAREHOLDER SERVICING FEES ..................................            317,203               0           5,133         871,196
   ACCOUNTING FEES .............................................             30,317          19,219          19,112          58,757
   DISTRIBUTION FEES (NOTE 3)
      CLASS B ..................................................             18,767             N/A           7,519          54,690
      CLASS C ..................................................              9,639             N/A           1,630           5,623
   PROFESSIONAL FEES ...........................................             25,777          11,731           8,309          24,922
   REGISTRATION FEES ...........................................             11,980           5,726          29,506          35,234
   SHAREHOLDER REPORTS .........................................             25,816           4,932           6,037          49,346
   TRUSTEES' FEES ..............................................              4,099           4,119           5,274           4,138
   OTHER FEES AND EXPENSES .....................................             11,241           2,132           5,513          45,595
                                                                   ----------------   -------------   -------------   -------------
TOTAL EXPENSES .................................................          2,514,561         652,544         115,332       5,345,272
                                                                   ----------------   -------------   -------------   -------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ................           (203,593)       (141,831)        (75,393)       (840,477)
   NET EXPENSES ................................................          2,310,968         510,713          39,939       4,504,795
                                                                   ----------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS) ...................................          4,744,912         941,982          (2,897)      1,596,453
                                                                   ----------------   -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
      TRANSLATION ..............................................         10,910,432       7,718,990          47,244      27,725,670
                                                                   ----------------   -------------   -------------   -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ......................         10,910,432       7,718,990          47,244      27,725,670
                                                                   ----------------   -------------   -------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
      TRANSLATION ..............................................         41,832,616       9,328,849         392,657      60,723,353
                                                                   ----------------   -------------   -------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   OF INVESTMENTS ..............................................         41,832,616       9,328,849         392,657      60,723,353
                                                                   ----------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .........         52,743,048      17,047,839         439,901      88,449,023
                                                                   ----------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ..................................................   $     57,487,960   $  17,989,821   $     437,004   $  90,045,476
                                                                   ================   =============   =============   =============
(1) NET OF FOREIGN WITHHOLDING TAXES OF ........................   $        183,034   $     120,176   $       2,196   $     364,618

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    EMERGING MARKETS FOCUS FUND
                                                                               -------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED              FOR THE
                                                                                 MARCH 31, 2006           YEAR ENDED
                                                                                    (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ....................................................   $    237,387,393   $      195,485,641

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ............................................          4,744,912            1,380,632
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .................................         10,910,432           46,911,843
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .....         41,832,616           14,800,487
                                                                               ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............         57,487,960           63,092,962
                                                                               ----------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ..............................................................         (2,824,929)                   0
      CLASS B ..............................................................            (59,823)                   0
      CLASS C ..............................................................            (25,808)                   0
      ADMINISTRATOR CLASS ..................................................         (1,558,845)                   0
      INSTITUTIONAL CLASS ..................................................                N/A                  N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ..............................................................                  0                    0
      CLASS B ..............................................................                  0                    0
      CLASS C ..............................................................                  0                    0
      ADMINISTRATOR CLASS ..................................................                N/A                  N/A
                                                                               ----------------   ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................         (4,469,405)                   0
                                                                               ----------------   ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .....................................         12,570,447           12,852,924
   PROCEEDS FROM REDEMPTION FEES - CLASS A .................................              2,469               18,737
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .................................          2,462,837                    0
   COST OF SHARES REDEEMED - CLASS A .......................................        (20,091,929)         (38,568,700)
                                                                               ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A ..................................................         (5,056,176)         (25,697,039)
                                                                               ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B .....................................          1,406,829            1,175,544
   PROCEEDS FROM REDEMPTION FEES - CLASS B .................................                 73                   51
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .................................             56,387                    0
   COST OF SHARES REDEEMED - CLASS B .......................................           (454,806)            (675,137)
                                                                               ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B ..................................................          1,008,483              500,458
                                                                               ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C .....................................            478,572              688,515
   PROCEEDS FROM REDEMPTION FEES - CLASS C .................................                 38                   36
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .................................             25,266                    0
   COST OF SHARES REDEEMED - CLASS C .......................................           (825,569)          (1,210,808)
                                                                               ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ..................................................           (321,693)            (522,257)
                                                                               ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .........................         26,684,186           40,241,206
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS .....................              1,176                  946
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .....................          1,273,288                    0
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ...........................        (22,770,097)         (35,714,524)
                                                                               ----------------   ------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ......................................          5,188,553            4,527,628
                                                                               ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .........................                N/A                  N/A
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS .....................                N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .....................                N/A                  N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS ...........................                N/A                  N/A
                                                                               ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ......................................                N/A                  N/A
                                                                               ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ............................................................            819,167          (21,191,210)
                                                                               ================   ==================
NET INCREASE (DECREASE) IN NET ASSETS ......................................         53,837,722           41,901,752
                                                                               ================   ==================
ENDING NET ASSETS ..........................................................   $    291,225,115   $      237,387,393
                                                                               ================   ==================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                          INSTITUTIONAL
                                                                                      EMERGING MARKETS FUND
                                                                            ----------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED              FOR THE
                                                                                 MARCH 31, 2006           YEAR ENDED
                                                                                    (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ....................................................   $    109,972,864   $      101,260,179

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ............................................            941,982            1,818,786
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .................................          7,718,990           33,403,106
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .....          9,328,849           (2,270,380)
                                                                               ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............         17,989,821           32,951,512
                                                                               ----------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ..............................................................                N/A                  N/A
      CLASS B ..............................................................                N/A                  N/A
      CLASS C ..............................................................                N/A                  N/A
      ADMINISTRATOR CLASS ..................................................                N/A                  N/A
      INSTITUTIONAL CLASS ..................................................         (2,100,004)            (857,339)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ..............................................................                N/A                  N/A
      CLASS B ..............................................................                N/A                  N/A
      CLASS C ..............................................................                N/A                  N/A
      ADMINISTRATOR CLASS ..................................................                N/A
                                                                               ----------------   ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................         (2,100,004)            (857,339)
                                                                               ----------------   ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .....................................                N/A                  N/A
   PROCEEDS FROM REDEMPTION FEES - CLASS A .................................                N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .................................                N/A                  N/A
   COST OF SHARES REDEEMED - CLASS A .......................................                N/A                  N/A
                                                                               ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A ..................................................                N/A                  N/A
                                                                               ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B .....................................                N/A                  N/A
   PROCEEDS FROM REDEMPTION FEES - CLASS B .................................                N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .................................                N/A                  N/A
   COST OF SHARES REDEEMED - CLASS B .......................................                N/A                  N/A
                                                                               ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B ..................................................                N/A                  N/A
                                                                               ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C .....................................                N/A                  N/A
   PROCEEDS FROM REDEMPTION FEES - CLASS C .................................                N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .................................                N/A                  N/A
   COST OF SHARES REDEEMED - CLASS C .......................................                N/A                  N/A
                                                                               ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ..................................................                N/A                  N/A
                                                                               ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .........................                N/A                  N/A
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS .....................                N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .....................                N/A                  N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ...........................                N/A                  N/A
                                                                               ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ......................................                N/A                  N/A
                                                                               ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .........................          2,106,974            4,538,317
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS .....................                  0                    0
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .....................          2,027,587              761,777
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS ...........................        (43,983,150)         (28,681,582)
                                                                               ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ......................................        (39,848,589)         (23,381,488)
                                                                               ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ............................................................        (39,848,589)         (23,381,488)
                                                                               ================   ==================
NET INCREASE (DECREASE) IN NET ASSETS ......................................        (23,958,772)           8,712,685
                                                                               ================   ==================
ENDING NET ASSETS ..........................................................   $     86,014,092   $      109,972,864
                                                                               ================   ==================

                                                                                            INTERNATIONAL CORE FUND
                                                                            -------------------------------------------------------
                                                                                     FOR THE
                                                                            SIX MONTHS ENDED             FOR THE            FOR THE
                                                                              MARCH 31, 2006        PERIOD ENDED         YEAR ENDED
                                                                                 (UNAUDITED)  SEPTEMBER 30, 2005  DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..................................................  $      3,341,756  $        2,291,804  $       1,494,524

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..........................................            (2,897)             30,977             40,964
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................            47,244             404,048             80,873
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...           392,657            (254,993)           215,485
                                                                            ----------------  ------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........           437,004             180,032            337,322
                                                                            ----------------  ------------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ............................................................           (13,587)               (198)           (14,167)
      CLASS B ............................................................           (21,508)               (349)           (22,728)
      CLASS C ............................................................            (2,869)                (53)            (5,869)
      ADMINISTRATOR CLASS ................................................              (134)                  0                  0
      INSTITUTIONAL CLASS ................................................               N/A                 N/A                N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ............................................................          (154,767)             (1,508)           (14,424)
      CLASS B ............................................................          (200,824)             (2,651)           (23,470)
      CLASS C ............................................................           (42,955)               (403)            (6,083)
      ADMINISTRATOR CLASS ................................................            (1,628)                N/A                N/A
                                                                            ----------------  ------------------  -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................          (438,272)             (5,162)           (86,741)
                                                                            ----------------  ------------------  -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ...................................           937,827             805,348            162,808
   PROCEEDS FROM REDEMPTION FEES - CLASS A ...............................                22                   0                  0
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............................           161,367               1,551             26,258
   COST OF SHARES REDEEMED - CLASS A .....................................          (260,517)           (333,429)          (104,660)
                                                                            ----------------  ------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A ................................................           838,699             473,470             84,406
                                                                            ----------------  ------------------  -----------------
   PROCEEDS FROM SHARES SOLD - CLASS B ...................................           659,055             605,005            358,381
   PROCEEDS FROM REDEMPTION FEES - CLASS B ...............................                26                   0                  0
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............................           214,083               2,303             35,883
   COST OF SHARES REDEEMED - CLASS B .....................................          (125,647)           (216,597)           (32,276)
                                                                            ----------------  ------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B ................................................           747,517             390,711            361,988
                                                                            ----------------  ------------------  -----------------
   PROCEEDS FROM SHARES SOLD - CLASS C ...................................           228,373             182,370             91,773
   PROCEEDS FROM REDEMPTION FEES - CLASS C ...............................                 5                   0                  0
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............................            39,250                 327             10,119
   COST OF SHARES REDEEMED - CLASS C .....................................           (56,070)           (186,796)            (1,587)
                                                                            ----------------  ------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ................................................           211,558              (4,099)           100,305
                                                                            ----------------  ------------------  -----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .......................            32,352              15,100                  0
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS ...................                 0                   0                  0
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...................             1,191                   0                  0
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .........................           (15,348)               (100)                 0
                                                                            ----------------  ------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ....................................            18,195              15,000                  0
                                                                            ----------------  ------------------  -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .......................               N/A                 N/A                N/A
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS ...................               N/A                 N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...................               N/A                 N/A                N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .........................               N/A                 N/A                N/A
                                                                            ----------------  ------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ....................................               N/A                 N/A                N/A
                                                                            ----------------  ------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ..........................................................         1,815,969             875,082            546,699
                                                                            ================  ==================  =================
NET INCREASE (DECREASE) IN NET ASSETS ....................................         1,814,701           1,049,952            797,280
                                                                            ================  ==================  =================
ENDING NET ASSETS ........................................................  $      5,156,457  $        3,341,756  $       2,291,804
                                                                            ================  ==================  =================

                                                                                  INTERNATIONAL EQUITY FUND
                                                                            ------------------------------------
                                                                                     FOR THE
                                                                            SIX MONTHS ENDED             FOR THE
                                                                              MARCH 31, 2006          YEAR ENDED
                                                                                 (UNAUDITED)  SEPTEMBER 30, 2005
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..................................................  $    668,149,240  $      467,171,367

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..........................................         1,596,453           7,850,579
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................        27,725,670          26,453,779
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...        60,723,353          78,600,244
                                                                            ----------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........        90,045,476         112,904,602
                                                                            ----------------  ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ............................................................          (632,155)            (16,268)
      CLASS B ............................................................           (56,895)                  0
      CLASS C ............................................................            (6,392)                  0
      ADMINISTRATOR CLASS ................................................        (8,396,979)         (1,410,205)
      INSTITUTIONAL CLASS ................................................               N/A                 N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ............................................................                 0                   0
      CLASS B ............................................................                 0                   0
      CLASS C ............................................................                 0                   0
      ADMINISTRATOR CLASS ................................................               N/A                 N/A
                                                                            ----------------  ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................        (9,092,421)         (1,426,473)
                                                                            ----------------  ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ...................................         4,673,784          17,582,381
   PROCEEDS FROM REDEMPTION FEES - CLASS A ...............................              (158)                  0
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............................           542,821              14,027
   COST OF SHARES REDEEMED - CLASS A .....................................       (14,561,593)        (28,161,668)
                                                                            ----------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A ................................................        (9,345,146)        (10,565,260)
                                                                            ----------------  ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B ...................................           718,656           1,758,136
   PROCEEDS FROM REDEMPTION FEES - CLASS B ...............................               (35)                  0
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............................            53,648                   0
   COST OF SHARES REDEEMED - CLASS B .....................................        (1,496,371)         (4,958,052)
                                                                            ----------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B ................................................          (724,102)         (3,199,916)
                                                                            ----------------  ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C ...................................           222,860             171,214
   PROCEEDS FROM REDEMPTION FEES - CLASS C ...............................                (3)                  0
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............................             5,895                   0
   COST OF SHARES REDEEMED - CLASS C .....................................          (353,016)           (606,856)
                                                                            ----------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ................................................          (124,264)           (435,642)
                                                                            ----------------  ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .......................        67,612,813         171,009,581
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS ...................            (1,405)                  0
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...................         6,361,186             991,065
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .........................       (37,950,724)        (68,300,084)
                                                                            ----------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ....................................        36,021,870         103,700,562
                                                                            ----------------  ------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .......................               N/A                 N/A
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS ...................               N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...................               N/A                 N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .........................               N/A                 N/A
                                                                            ----------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ....................................               N/A                 N/A
                                                                            ----------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ..........................................................        25,828,358          89,499,744
                                                                            ================  ==================
NET INCREASE (DECREASE) IN NET ASSETS ....................................       106,781,413         200,977,873
                                                                            ================  ==================
ENDING NET ASSETS ........................................................  $    774,930,653  $      668,149,240
                                                                            ================  ==================

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        EMERGING MARKETS FOCUS FUND
                                                                   -------------------------------------
                                                                            FOR THE
                                                                   SIX MONTHS ENDED              FOR THE
                                                                     MARCH 31, 2006           YEAR ENDED
                                                                        (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A .......................................            417,490              550,954
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ....             86,023                    0
   SHARES REDEEMED - CLASS A ...................................           (672,857)          (1,640,282)
                                                                   ----------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ........           (169,344)          (1,089,328)
                                                                   ----------------   ------------------
   SHARES SOLD - CLASS B .......................................             46,829               50,103
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ....              2,005                    0
   SHARES REDEEMED - CLASS B ...................................            (14,841)             (29,780)
                                                                   ----------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ........             33,993               20,323
                                                                   ----------------   ------------------
   SHARES SOLD - CLASS C .......................................             16,346               29,494
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ....                901                    0
   SHARES REDEEMED - CLASS C ...................................            (28,906)             (52,548)
                                                                   ----------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ........            (11,659)             (23,054)
                                                                   ----------------   ------------------
   SHARES SOLD - ADMINISTRATOR CLASS ...........................            871,091            1,724,824
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS .......................................             44,598                    0
   SHARES REDEEMED - ADMINISTRATOR CLASS .......................           (753,648)          (1,514,615)
                                                                   ----------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
   ADMINISTRATOR CLASS .........................................            162,041              210,209
                                                                   ----------------   ------------------
   SHARES SOLD - INSTITUTIONAL CLASS ...........................                N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     INSTITUTIONAL CLASS .......................................                N/A                  N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS .......................                N/A                  N/A
                                                                   ----------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
   INSTITUTIONAL CLASS .........................................                N/A                  N/A
                                                                   ----------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING
   FROM CAPITAL SHARE TRANSACTIONS .............................             15,031             (881,850)
                                                                   ================   ==================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
   INCOME(LOSS) ................................................   $        275,507   $                0
                                                                   ================   ==================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   INSTITUTIONAL
                                              EMERGING MARKETS FUND                          INTERNATIONAL CORE FUND
                                      ------------------------------------  -------------------------------------------------------
                                               FOR THE                               FOR THE
                                      SIX MONTHS ENDED             FOR THE  SIX MONTHS ENDED             FOR THE            FOR THE
                                        MARCH 31, 2006          YEAR ENDED    MARCH 31, 2006        PERIOD ENDED         YEAR ENDED
                                           (UNAUDITED)  SEPTEMBER 30, 2005       (UNAUDITED)  SEPTEMBER 30, 2005  DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ...........               N/A                 N/A            70,339              60,738             13,169
   SHARES ISSUED IN REINVESTMENT
     OF DISTRIBUTIONS - CLASS A ....               N/A                 N/A            12,642                 117              2,027
   SHARES REDEEMED - CLASS A .......               N/A                 N/A           (19,511)            (25,436)            (8,684)
                                      ----------------  ------------------  ----------------  ------------------  -----------------
NET INCREASE (DECREASE) IN
   SHARES OUTSTANDING - CLASS A ....               N/A                 N/A            63,470              35,419              6,512
                                      ----------------  ------------------  ----------------  ------------------  -----------------
   SHARES SOLD - CLASS B ...........               N/A                 N/A            49,653              46,146             29,318
   SHARES ISSUED IN REINVESTMENT ...
     OF DISTRIBUTIONS - CLASS B ....               N/A                 N/A            16,908                 175              2,774
   SHARES REDEEMED - CLASS B .......               N/A                 N/A            (9,599)            (16,657)            (2,840)
                                      ----------------  ------------------  ----------------  ------------------  -----------------
NET INCREASE (DECREASE) IN
   SHARES OUTSTANDING - CLASS B ....               N/A                 N/A            56,962              29,664             29,252
                                      ----------------  ------------------  ----------------  ------------------  -----------------
   SHARES SOLD - CLASS C ...........               N/A                 N/A            17,143              13,701              7,509
   SHARES ISSUED IN REINVESTMENT
     OF DISTRIBUTIONS - CLASS C ....               N/A                 N/A             3,103                  25                783
   SHARES REDEEMED - CLASS C .......               N/A                 N/A            (4,290)            (14,485)              (134)
                                      ----------------  ------------------  ----------------  ------------------  -----------------
NET INCREASE (DECREASE) IN
   SHARES OUTSTANDING - CLASS C ....               N/A                 N/A            15,956               (759)              8,158
                                      ----------------  ------------------  ----------------  ------------------  -----------------
   SHARES SOLD - ADMINISTRATOR
     CLASS .........................               N/A                 N/A             2,390               1,129                N/A
   SHARES ISSUED IN REINVESTMENT
     OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS ...........               N/A                 N/A                93                   0                N/A
   SHARES REDEEMED -
     ADMINISTRATOR CLASS ...........               N/A                 N/A            (1,133)                 (8)               N/A
                                      ----------------  ------------------  ----------------  ------------------  -----------------
NET INCREASE (DECREASE) IN
   SHARES OUTSTANDING -
   ADMINISTRATOR CLASS .............               N/A                 N/A             1,350               1,121                N/A
                                      ----------------  ------------------  ----------------  ------------------  -----------------
   SHARES SOLD - INSTITUTIONAL
     CLASS .........................            25,284              75,127               N/A                 N/A                N/A
   SHARES ISSUED IN REINVESTMENT
     OF DISTRIBUTIONS -
     INSTITUTIONAL CLASS ...........            27,817              12,890               N/A                 N/A                N/A
   SHARES REDEEMED -
     INSTITUTIONAL CLASS ...........          (601,442)           (459,642)              N/A                 N/A                N/A
                                      ----------------  ------------------  ----------------  ------------------  -----------------
NET INCREASE (DECREASE) IN
   SHARES OUTSTANDING -
   INSTITUTIONAL CLASS .............          (548,341)           (371,625)              N/A                 N/A                N/A
                                      ----------------  ------------------  ----------------  ------------------  -----------------
NET INCREASE (DECREASE) IN
   SHARES OUTSTANDING RESULTING
   FROM CAPITAL SHARE
   TRANSACTIONS ....................          (548,341)           (371,625)          137,738              65,445             43,922
                                      ================  ==================  ================  ==================  =================
ENDING BALANCE OF UNDISTRIBUTED
   NET INVESTMENT INCOME(LOSS) .....  $        (14,690) $        1,143,331  $        (13,294) $           27,701  $             600
                                      ================  ==================  ================  ==================  =================

                                            INTERNATIONAL EQUITY FUND
                                      -------------------------------------
                                               FOR THE
                                      SIX MONTHS ENDED              FOR THE
                                        MARCH 31, 2006           YEAR ENDED
                                           (UNAUDITED)   SEPTEMBER 30, 2005
---------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ...........           333,581            1,436,293
   SHARES ISSUED IN REINVESTMENT
     OF DISTRIBUTIONS - CLASS A ....            38,856                1,136
   SHARES REDEEMED - CLASS A .......        (1,037,746)          (2,299,152)
                                      ----------------   ------------------
NET INCREASE (DECREASE) IN
   SHARES OUTSTANDING - CLASS A ....          (665,309)            (861,723)
                                      ----------------   ------------------
   SHARES SOLD - CLASS B ...........            51,746              147,005
   SHARES ISSUED IN REINVESTMENT
     OF DISTRIBUTIONS - CLASS B ....             4,016                    0
   SHARES REDEEMED - CLASS B .......          (111,105)            (414,853)
                                      ----------------   ------------------
NET INCREASE (DECREASE) IN
   SHARES OUTSTANDING - CLASS B ....           (55,343)            (267,848)
                                      ----------------   ------------------
   SHARES SOLD - CLASS C ...........            16,998               14,155
   SHARES ISSUED IN REINVESTMENT
     OF DISTRIBUTIONS - CLASS C ....               442                    0
   SHARES REDEEMED - CLASS C .......           (26,419)             (50,511)
                                      ----------------   ------------------
NET INCREASE (DECREASE) IN
   SHARES OUTSTANDING - CLASS C ....            (8,979)             (36,356)
                                      ----------------   ------------------
   SHARES SOLD - ADMINISTRATOR
     CLASS .........................         4,765,275           13,266,811
   SHARES ISSUED IN REINVESTMENT
     OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS ...........           456,654               80,509
   SHARES REDEEMED -
     ADMINISTRATOR CLASS ...........        (2,689,338)          (5,514,486)
                                      ----------------   ------------------
NET INCREASE (DECREASE) IN
   SHARES OUTSTANDING -
   ADMINISTRATOR CLASS .............         2,532,591            7,832,834
                                      ----------------   ------------------
   SHARES SOLD - INSTITUTIONAL
     CLASS .........................               N/A                  N/A
   SHARES ISSUED IN REINVESTMENT
     OF DISTRIBUTIONS -
     INSTITUTIONAL CLASS ...........               N/A                  N/A
   SHARES REDEEMED -
     INSTITUTIONAL CLASS ...........               N/A                  N/A
                                      ----------------   ------------------
NET INCREASE (DECREASE) IN
   SHARES OUTSTANDING -
   INSTITUTIONAL CLASS .............               N/A                  N/A
                                      ----------------   ------------------
NET INCREASE (DECREASE) IN
   SHARES OUTSTANDING RESULTING
   FROM CAPITAL SHARE
   TRANSACTIONS ....................         1,802,960            6,666,907
                                      ================   ==================
ENDING BALANCE OF UNDISTRIBUTED
   NET INVESTMENT INCOME(LOSS) .....  $     (1,243,797)  $        6,252,171
                                      ================   ==================

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                          NET REALIZED
                                                             BEGINNING         NET                 AND  DISTRIBUTIONS  DISTRIBUTIONS
                                                             NET ASSET  INVESTMENT          UNREALIZED       FROM NET       FROM NET
                                                             VALUE PER      INCOME      GAIN (LOSS) ON     INVESTMENT       REALIZED
                                                                 SHARE      (LOSS)         INVESTMENTS         INCOME          GAINS
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   27.59        0.55(4)             6.18          (0.51)         0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................    $   20.62        0.13(4)             6.84           0.00          0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................    $   17.76        0.00(4)             2.86           0.00          0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) ...................    $   15.27        0.02(4)             2.47           0.00          0.00
JULY 1, 2002 TO JUNE 30, 2003 ...........................    $   14.50        0.00                0.77           0.00          0.00
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ....................    $   11.37        0.29                2.94          (0.10)         0.00

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   27.02        0.41(4)             6.07          (0.35)         0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................    $   20.34       (0.03)(4)            6.71           0.00          0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................    $   17.62       (0.13)(4)            2.85           0.00          0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) ...................    $   15.18       (0.02)(4)            2.46           0.00          0.00
JULY 1, 2002 TO JUNE 30, 2003 ...........................    $   14.52        0.10                0.56           0.00          0.00
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ....................    $   11.37        0.08                3.17          (0.10)         0.00

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   26.87        0.42(4)             6.02          (0.29)         0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................    $   20.24       (0.05)(4)            6.68           0.00          0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................    $   17.56       (0.14)(4)            2.82           0.00          0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) ...................    $   15.12       (0.02)(4)            2.46           0.00          0.00
JULY 1, 2002 TO JUNE 30, 2003 ...........................    $   14.48        0.02                0.62           0.00          0.00
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ....................    $   11.37        0.05                3.16          (0.10)         0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   27.58        0.58(4)             6.17          (0.59)         0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................    $   20.55        0.22(4)             6.81           0.00          0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................    $   17.64        0.06(4)             2.85           0.00          0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) ...................    $   15.16        0.03(4)             2.45           0.00          0.00
JULY 1, 2002 TO JUNE 30, 2003 ...........................    $   14.41        0.30                0.54          (0.09)         0.00
JULY 1, 2001 TO JUNE 30, 2002 ...........................    $   14.00        0.07                0.44          (0.10)         0.00
JULY 1, 2000 TO JUNE 30, 2001 ...........................    $   16.57        0.20               (2.73)         (0.04)         0.00

INSTITUTIONAL EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   71.17        1.23               15.86          (1.98)         0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................    $   52.83        1.17               17.62          (0.45)         0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................    $   42.29        0.71               10.45          (0.62)         0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) ...................    $   36.91        0.07                5.31           0.00          0.00
JULY 1, 2002 TO JUNE 30, 2003 ...........................    $   34.41        0.54                2.08          (0.12)         0.00
JULY 1, 2001 TO JUNE 30, 2002 ...........................    $   35.30        0.28               (0.82)         (0.35)         0.00
JULY 1, 2000 TO JUNE 30, 2001 ...........................    $   47.07        0.67              (12.44)          0.00          0.00

INTERNATIONAL CORE FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   13.98        0.02(4)             1.32          (0.12)        (1.45)
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 ...................    $   13.16        0.11                0.74           0.00         (0.03)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................    $   11.47        0.28(4)             1.93          (0.25)        (0.27)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................    $    8.84        0.18(4)             2.59          (0.14)         0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................    $   10.41       (0.06)(4)           (1.51)          0.00          0.00
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ..............    $   10.00       (0.03)               0.44           0.00          0.00

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   13.90       (0.03)(4)            1.30          (0.14)        (1.45)
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 ...................    $   13.13        0.14                0.66           0.00         (0.03)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................    $   11.45        0.28(4)             1.92          (0.25)        (0.27)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................    $    8.82        0.20(4)             2.58          (0.15)         0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................    $   10.40       (0.08)(4)           (1.50)          0.00          0.00
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ..............    $   10.00       (0.04)               0.44           0.00          0.00

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   13.88       (0.03)(4)            1.31          (0.09)        (1.45)
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 ...................    $   13.12        0.11                0.68           0.00         (0.03)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................    $   11.43        0.28(4)             1.93          (0.25)        (0.27)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................    $    8.82        0.21(4)             2.57          (0.17)         0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................    $   10.40       (0.06)(4)           (1.52)          0.00          0.00
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ..............    $   10.00       (0.04)               0.44           0.00          0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   13.99        0.03(4)             1.31          (0.11)        (1.45)
APRIL 11, 2005 TO SEPTEMBER 30, 2005(3) .................    $   13.23        0.08                0.68           0.00          0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS             WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                                ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                             NET ASSET  ----------------------------------------------------
                                                             VALUE PER  NET INVESTMENT      GROSS   EXPENSES         NET
                                                                 SHARE   INCOME (LOSS)   EXPENSES     WAIVED    EXPENSES
----------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND
----------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   33.81            3.69%      2.02%     (0.12)%      1.90%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................    $   27.59            0.54%      2.03%     (0.13)%      1.90%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................    $   20.62            0.00%      2.01%     (0.11)%      1.90%
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) ...................    $   17.76            0.42%      2.03%     (0.15)%      1.88%
JULY 1, 2002 TO JUNE 30, 2003 ...........................    $   15.27           (1.65)%     2.18%      0.00%       2.18%
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ....................    $   14.50            0.43%      5.27%     (3.07)%      2.20%

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   33.15            2.80%      2.79%     (0.14)%      2.65%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................    $   27.02           (0.12)%     2.77%     (0.12)%      2.65%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................    $   20.34           (0.64)%     2.77%     (0.12)%      2.65%
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) ...................    $   17.62           (0.45)%     2.79%     (0.15)%      2.64%
JULY 1, 2002 TO JUNE 30, 2003 ...........................    $   15.18            1.59%      2.78%     (0.45)%      2.33%
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ....................    $   14.52            0.10%      5.38%     (3.07)%      2.31%

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   33.02            2.95%      2.77%     (0.12)%      2.65%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................    $   26.87           (0.20)%     2.77%     (0.12)%      2.65%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................    $   20.24           (0.71)%     2.77%     (0.12)%      2.65%
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) ...................    $   17.56           (0.39)%     2.79%     (0.15)%      2.64%
JULY 1, 2002 TO JUNE 30, 2003 ...........................    $   15.12           (3.00)%     3.53%     (0.14)%      3.39%
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ....................    $   14.48            0.10%      6.51%     (3.07)%      3.44%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   33.74            3.95%      1.84%     (0.24)%      1.60%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................    $   27.58            0.92%      1.76%     (0.16)%      1.60%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................    $   20.55            0.30%      1.69%     (0.09)%      1.60%
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) ...................    $   17.64            0.73%      1.70%     (0.15)%      1.55%
JULY 1, 2002 TO JUNE 30, 2003 ...........................    $   15.16            2.43%      2.16%     (0.64)%      1.52%
JULY 1, 2001 TO JUNE 30, 2002 ...........................    $   14.41            0.60%      4.66%     (3.07)%      1.59%
JULY 1, 2000 TO JUNE 30, 2001 ...........................    $   14.00            1.68%      4.37%     (2.65)%      1.72%

INSTITUTIONAL EMERGING MARKETS FUND
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   86.28            2.30%      1.59%     (0.34)%      1.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................    $   71.17            1.67%      1.60%     (0.35)%      1.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................    $   52.83            1.45%      1.63%     (0.38)%      1.25%
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) ...................    $   42.29            0.66%      1.63%     (0.38)%      1.25%
JULY 1, 2002 TO JUNE 30, 2003 ...........................    $   36.91            1.69%      1.63%     (0.38)%      1.25%
JULY 1, 2001 TO JUNE 30, 2002 ...........................    $   34.41            0.85%      4.80%     (3.50)%      1.30%
JULY 1, 2000 TO JUNE 30, 2001 ...........................    $   35.30            1.17%      3.18%     (1.87)%      1.31%

INTERNATIONAL CORE FUND
----------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)                $   13.75            0.34%      5.27%     (3.77)%      1.50%
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 ...................    $   13.98            1.82%      5.94%     (4.96)%      0.98%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................    $   13.16            2.33%      4.78%     (4.77)%      0.01%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................    $   11.47            1.78%      7.65%     (7.64)%      0.01%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................    $    8.84           (0.58)%    52.39%    (50.18)%      2.21%
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ..............    $   10.41           (1.12)%     2.23%      0.00%       2.23%

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   13.58           (0.48)%     5.89%     (3.64)%      2.25%
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 ...................    $   13.90            1.58%      6.88%     (5.44)%      1.44%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................    $   13.13            2.32%      5.52%     (5.52)%      0.00%(6)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................    $   11.45            2.01%      8.58%     (8.58)%      0.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................    $    8.82           (0.83)%    52.04%    (49.66)%      2.38%
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ..............    $   10.40           (1.60)%     2.98%     (0.28)%      2.70%

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   13.62           (0.46)%     5.93%     (3.68)%      2.25%
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 ...................    $   13.88            1.51%      6.73%     (5.34)%      1.40%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................    $   13.12            2.31%      5.51%     (5.51)%      0.00%(6)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................    $   11.43            2.15%      8.36%     (8.35)%      0.01%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................    $    8.82           (0.68)%    52.54%    (50.13)%      2.41%
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ..............    $   10.40           (1.60)%     2.98%     (0.28)%      2.70%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........    $   13.77            0.45%      5.04%     (3.79)%      1.25%
APRIL 11, 2005 TO SEPTEMBER 30, 2005(3) .................    $   13.99            1.53%      5.60%     (4.18)%      1.41%

                                                                         PORTFOLIO      NET ASSETS AT
                                                                 TOTAL    TURNOVER      END OF PERIOD
                                                             RETURN(2)        RATE    (000'S OMITTED)
-------------------------------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND
-------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........        24.72%         50%   $       186,759
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................        33.80%        184%   $       157,107
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................        16.04%        225%   $       139,880
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) ...................        16.37%         49%   $       117,842
JULY 1, 2002 TO JUNE 30, 2003 ...........................         5.33%        210%   $       105,512
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ....................        28.57%        206%   $            23

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........        24.24%         50%   $         6,331
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................        32.84%        184%   $         4,242
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................        15.37%        225%   $         2,781
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) ...................        16.06%         49%   $           290
JULY 1, 2002 TO JUNE 30, 2003 ...........................         4.64%        210%   $            28
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ....................        28.65%        206%   $            11

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........        24.16%         50%   $         2,850
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................        32.76%        184%   $         2,632
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................        15.26%        225%   $         2,449
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) ...................        16.14%         49%   $           519
JULY 1, 2002 TO JUNE 30, 2003 ...........................         4.37%        210%   $            59
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ....................        28.39%        206%   $            13

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........        24.85%         50%   $        95,285
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................        34.21%        184%   $        73,406
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................        16.43%        225%   $        50,376
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) ...................        16.42%         49%   $        29,273
JULY 1, 2002 TO JUNE 30, 2003 ...........................         5.79%        210%   $        25,784
JULY 1, 2001 TO JUNE 30, 2002 ...........................         3.80%        206%   $        22,974
JULY 1, 2000 TO JUNE 30, 2001 ...........................       (15.26)%       182%   $        10,156

INSTITUTIONAL EMERGING MARKETS FUND
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........        24.52%         35%   $        86,014
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................        35.76%        109%   $       109,973
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................        26.09%        104%   $       101,260
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) ...................        14.96%         19%   $        82,432
JULY 1, 2002 TO JUNE 30, 2003 ...........................         7.71%         80%   $        73,127
JULY 1, 2001 TO JUNE 30, 2002 ...........................        (1.56)%        99%   $        66,511
JULY 1, 2000 TO JUNE 30, 2001 ...........................       (24.97)%       171%   $        66,761

INTERNATIONAL CORE FUND
-------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........        10.54%         23%   $         2,150
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 ...................         6.48%         37%   $         1,299
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................        19.38%         28%   $           757
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................        31.38%         88%   $           585
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................       (15.08)%        47%   $           161
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ..............         4.10%          4%   $           104

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........        10.09%         23%   $         2,436
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 ...................         6.11%         37%   $         1,702
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................        19.32%         28%   $         1,218
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................        31.58%         88%   $           727
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................       (15.19)%        47%   $           289
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ..............         4.00%          4%   $           104

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........        10.08%         23%   $           536
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 ...................         6.04%         37%   $           325
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................        19.44%         28%   $           317
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................        31.52%         88%   $           183
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................       (15.19)%        47%   $           150
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ..............         4.00%          4%   $           104

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...........        10.57%         23%   $            34
APRIL 11, 2005 TO SEPTEMBER 30, 2005(3) .................         5.74%        106%   $            16

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  NET REALIZED
                                                    BEGINNING          NET                 AND   DISTRIBUTIONS   DISTRIBUTIONS
                                                    NET ASSET   INVESTMENT          UNREALIZED        FROM NET        FROM NET
                                                    VALUE PER       INCOME      GAIN (LOSS) ON      INVESTMENT        REALIZED
                                                        SHARE       (LOSS)         INVESTMENTS          INCOME           GAINS
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006
   (UNAUDITED) ..............................   $       13.69         0.01(4)             1.78           (0.15)           0.00

OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......   $       11.09         0.17                2.43           (0.00)           0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......   $        9.88         0.04(4)             1.23           (0.06)           0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......   $        8.46         0.04(4)             1.38            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......   $       10.50        (0.01)(4)           (2.03)           0.00            0.00
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 .......   $       15.24         0.01               (4.44)           0.00           (0.31)

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006
   (UNAUDITED) ..............................   $       13.03        (0.04)(4)            1.69           (0.05)           0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......   $       10.62         0.07                2.34           (0.00)           0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......   $        9.48        (0.05)(4)            1.19            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......   $        8.19        (0.03)(4)            1.32            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......   $       10.25        (0.09)(4)           (1.97)           0.00            0.00
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 .......   $       14.99        (0.11)              (4.32)           0.00           (0.31)

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006
   (UNAUDITED) ..............................   $       13.00        (0.04)(4)            1.71            0.06            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......   $       10.60         0.06                2.34            0.00            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......   $        9.47        (0.04)(4)            1.17            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......   $        8.18        (0.02)(4)            1.31            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......   $       10.24        (0.09)(4)           (1.97)           0.00            0.00
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 .......   $       14.98        (0.07)              (4.36)           0.00           (0.31)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006
   (UNAUDITED) ..............................   $       13.69         0.04(4)             1.76           (0.19)           0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......   $       11.08         0.17                2.48           (0.04)           0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......   $        9.87         0.07(4)             1.22           (0.08)           0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......   $        8.46         0.08(4)             1.34           (0.01)           0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......   $       10.47         0.02(4)            (2.03)           0.00            0.00
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 .......   $       15.17         0.01               (4.40)           0.00           (0.31)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS             WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                            ENDING      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                         NET ASSET   -------------------------------------------------
                                                         VALUE PER   NET INVESTMENT       GROSS   EXPENSES         NET
                                                             SHARE    INCOME (LOSS)    EXPENSES     WAIVED    EXPENSES
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....   $       15.33             0.17%       1.67%     (0.17)%      1.50%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............   $       13.69             1.24%       1.66%     (0.16)%      1.50%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............   $       11.09             0.36%       1.71%     (0.21)%      1.50%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............   $        9.88             0.42%       1.76%     (0.26)%      1.50%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............   $        8.46            (0.08)%      1.96%     (0.24)%      1.72%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............   $       10.50             0.05%       1.81%     (0.06)%      1.75%

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....   $       14.63            (0.53)%      2.43%     (0.18)%      2.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............   $       13.03             0.49%       2.41%     (0.16)%      2.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............   $       10.62            (0.43)%      2.46%     (0.21)%      2.25%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............   $        9.48            (0.31)%      2.82%     (0.57)%      2.25%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............   $        8.19            (0.83)%      3.06%     (0.59)%      2.47%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............   $       10.25            (0.72)%      2.70%     (0.20)%      2.50%

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....   $       14.61            (0.53)%      2.43%     (0.18)%      2.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............   $       13.00             0.42%       2.41%     (0.16)%      2.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............   $       10.60            (0.39)%      2.45%     (0.20)%      2.25%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............   $        9.47            (0.27)%      2.70%     (0.45)%      2.25%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............   $        8.18            (0.78)%      2.96%     (0.49)%      2.47%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............   $       10.24            (0.69)%      2.50%      0.00%       2.50%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....   $       15.30             0.51%       1.50%     (0.25)%      1.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............   $       13.69             1.54%       1.41%     (0.16)%      1.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............   $       11.08             0.64%       1.38%     (0.13)%      1.25%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............   $        9.87             0.76%       1.34%     (0.09)%      1.25%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............   $        8.46             0.31%       1.46%     (0.02)%      1.44%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............   $       10.47             0.31%       1.53%     (0.03)%      1.50%

                                                                       PORTFOLIO      NET ASSETS AT
                                                             TOTAL      TURNOVER      END OF PERIOD
                                                         RETURN(2)          RATE    (000'S OMITTED)
---------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....           13.22%           23%   $        54,184
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............           23.48%           46%   $        57,496
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............           12.89%          112%   $        56,108
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............           16.78%           73%   $        52,762
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............          (19.43)%          52%   $        22,806
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............          (29.59)%          36%   $        30,727

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....           12.72%           23%   $        15,653
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............           22.69%           46%   $        14,653
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............           12.03%          112%   $        14,796
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............           15.75%           73%   $        20,149
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............          (20.10)%          52%   $        29,107
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............          (30.12)%          36%   $        41,122

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....           12.86%           23%   $         1,567
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............           22.64%           46%   $         1,512
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............           11.93%          112%   $         1,618
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............           15.77%           73%   $         2,530
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............          (20.12)%          52%   $         2,167
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............          (30.14)%          36%   $         2,704

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....           13.30%           23%   $       703,527
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............           23.94%           46%   $       594,488
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............           13.11%          112%   $       394,649
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............           16.83%           73%   $       266,099
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............          (19.20)%          52%   $       372,380
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............          (29.47)%          36%   $       108,796

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)  Commencement of operations.

(4)  Calculated based upon average shares outstanding.

(5)  The Fund changed its year end from June 30 to September 30.

(6)  Amount calculated is less than 0.05%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at March 31, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Emerging Markets Focus Fund, Institutional Emerging Markets Fund, International Core Fund and International Equity Fund.

      Each Fund is a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

                        Acquiring Fund                                           Target Fund
-------------------------------------------------------------------------------------------------------------
    WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND CLASS A      STRONG ADVISOR INTERNATIONAL CORE FUND CLASS A
-------------------------------------------------------------------------------------------------------------
    WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND CLASS B      STRONG ADVISOR INTERNATIONAL CORE FUND CLASS B
-------------------------------------------------------------------------------------------------------------
    WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND CLASS C      STRONG ADVISOR INTERNATIONAL CORE FUND CLASS C
-------------------------------------------------------------------------------------------------------------

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at March 31, 2006.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

      At September 30, 2005, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                  Capital Loss
    Fund                                          Year Expires    Carryforwards
--------------------------------------------------------------------------------
    EMERGING MARKETS FOCUS FUND                       2006       $  186,293,649
                                                      2007           22,895,349
                                                      2008            1,693,484
                                                      2009           41,422,225
                                                      2010           14,971,904
--------------------------------------------------------------------------------
    INSTITUTIONAL EMERGING MARKETS FUND               2009            1,766,303
                                                      2010            6,538,143
--------------------------------------------------------------------------------
    INTERNATIONAL EQUITY FUND                         2009           27,486,689
                                                      2010           24,061,440
                                                      2011           45,537,020
                                                      2012           17,574,879
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

      The Fund(s) may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

      As of March 31, 2006, there were no outstanding forward contracts.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked daily while collateral supporting loans of U.S. Government securities are remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loans plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2005, Wells Fargo Bank, N.A. received 35% of the revenues earned on the securities lending activities and incurred all expenses. The value of the securities on loan and the value of the related collateral at March 31, 2006, are shown on the Statements of Assets and Liabilities.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                   Advisory Fees*                                               Subadvisory Fees
                            Average Daily           (% of Average                            Average Daily         (% of Average
    Fund                      Net Assets          Daily Net Assets)      Subadviser            Net Assets        Daily Net Assets)
-----------------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS         First $500 million         1.100           Wells Capital      First $100 million          0.650
    FOCUS FUND**              Next $500 million         1.050            Management         Next $100 million          0.550
                                Next $2 billion         1.000           Incorporated        Over $200 million          0.450
                                Next $2 billion         0.975
                                Over $5 billion         0.950
-----------------------------------------------------------------------------------------------------------------------------------
    INSTITUTIONAL            First $500 million         1.100           Wells Capital      First $100 million          0.650
    EMERGING                  Next $500 million         1.050            Management         Next $100 million          0.550
    MARKETS FUND**              Next $2 billion         1.000           Incorporated        Over $200 million          0.450
                                Next $2 billion         0.975
                                Over $5 billion         0.950
-----------------------------------------------------------------------------------------------------------------------------------
    INTERNATIONAL            First $500 million         0.950             New Star          First $50 million          0.350
    CORE FUND                 Next $500 million         0.900           Institutional       Next $500 million          0.290
                                Next $2 billion         0.850             Managers          Over $550 million          0.200
                                Next $2 billion         0.825             Limited
                                Over $5 billion         0.800
-----------------------------------------------------------------------------------------------------------------------------------
    INTERNATIONAL            First $500 million         0.950         Artisan Partners,    First $250 million          0.700
    EQUITY FUND**             Next $500 million         0.900               L.P.            Over $250 million          0.500
                                Next $2 billion         0.850
                                Next $2 billion         0.825
                                Over $5 billion         0.800
                                                                           LSV Asset       First $150 million          0.350
                                                                          Management        Next $350 million          0.400
                                                                                            Next $250 million          0.350
                                                                                            Next $250 million          0.325
                                                                                              Over $1 billion          0.300

                                                                           New Star         First $50 million          0.350
                                                                        Institutional       Next $500 million          0.290
                                                                      Managers Limited      Over $550 million          0.200

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

      *Effective April 11, 2005. From January 1, 2005, through April 10, 2005, Funds Management served as interim investment adviser to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                                                           Advisory Fees
                                                                       Average Daily      (% of Average
    Fund Level                                                           Net Assets      Daily Net Assets)
-----------------------------------------------------------------------------------------------------------
    INTERNATIONAL CORE FUND                                           First $4 billion         0.750
                                                                       Next $2 billion         0.725
                                                                       Over $6 billion         0.700
-----------------------------------------------------------------------------------------------------------

      **Effective January 1, 2006. Prior to January 1, 2006, Subadviser(s) were entitled to be paid a monthly fee at the following rates:

                                                                                         Subadvisory Fees
                                                                       Average Daily      (% of Average
    Fund                                        Subadviser              Net Assets       Daily Net Assets)
-----------------------------------------------------------------------------------------------------------
    EMERGING MARKETS FOCUS FUND                Wells Capital        First $200 million         0.350
                                          Management Incorporated    Over $200 million         0.250
-----------------------------------------------------------------------------------------------------------
    INSTITUTIONAL EMERGING MARKETS FUND        Wells Capital        First $200 million         0.350
                                          Management Incorporated    Over $200 million         0.250
-----------------------------------------------------------------------------------------------------------
    INTERNATIONAL EQUITY FUND              Artisan Partners L.P.      All asset levels         0.700
-----------------------------------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                 Admin Fees for              Admin Fees
                                                         International Core Fund only*    for other Funds
                                      Average Daily              (% of Average             (% of Average
    Fund                                Net Assets             Daily Net Assets)         Daily Net Assets)
-----------------------------------------------------------------------------------------------------------
    FUND LEVEL                        First $5 billion                 0.05                   0.05
                                       Next $5 billion                 0.04                   0.04
                                      Over $10 billion                 0.03                   0.03
-----------------------------------------------------------------------------------------------------------
    CLASS A                                                            0.23                   0.28
-----------------------------------------------------------------------------------------------------------
    CLASS B                                                            0.23                   0.28
-----------------------------------------------------------------------------------------------------------
    CLASS C                                                            0.23                   0.28
-----------------------------------------------------------------------------------------------------------
    ADMINISTRATOR CLASS                                                0.10                   0.10
-----------------------------------------------------------------------------------------------------------
    INSTITUTIONAL CLASS                                                 N/A                   0.08

      *Effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                                                           Admin Fees for
                                                                                         International Core
                                                                                             Fund only*
                                                                                           (% of Average
                                                                                         Daily Net Assets)
-----------------------------------------------------------------------------------------------------------
    CLASS A                                                                                     0.30
-----------------------------------------------------------------------------------------------------------
    CLASS B                                                                                     0.30
-----------------------------------------------------------------------------------------------------------
    CLASS C                                                                                     0.30
-----------------------------------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS served as the transfer agent to the predecessor Strong Funds effective March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds. Effective April 11, 2005, transfer agent fees are paid by Funds Management and not by the Funds.

      Effective at the close of business on April 8, 2005, the Institutional Class of the Wells Fargo Emerging Market Focus Fund was renamed the Administrator Class of the Wells Fargo Advantage Emerging Market Focus Fund. Prior to the class being renamed, the Fund paid 0.20% to Funds Management for administrative services.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                 % of Average
    Fund                                                       Daily Net Assets
--------------------------------------------------------------------------------
    EMERGING MARKETS FOCUS FUND                                       0.25
--------------------------------------------------------------------------------
    INSTITUTIONAL EMERGING MARKETS FUND                               0.25
--------------------------------------------------------------------------------
    INTERNATIONAL CORE FUND                                           0.10
--------------------------------------------------------------------------------
    INTERNATIONAL EQUITY FUND                                         0.10

      Prior to February 28, 2005, State Street Bank and Trust Co. ("State Street") served as custodian for each of the predecessor Strong Funds. State Street was entitled to receive certain fees, primarily based on transactions of the fund.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                 % of Average
    Share Class                                                Daily Net Assets
--------------------------------------------------------------------------------
    CLASS A, CLASS B, CLASS C AND ADMINISTRATOR CLASS                0.25%*
--------------------------------------------------------------------------------

      *Effective April 11, 2005. Prior to April 11, 2005, shareholder servicing fees for the predecessor Strong Funds, if any, were encompassed by the Strong Funds' 12b-1 distribution and service plan. For the period October 1, 2005, through March 31, 2006, shareholder servicing fees paid were as follows:

                                                                           Administrator
    Fund                                   Class A     Class B   Class C       Class
----------------------------------------------------------------------------------------
    EMERGING MARKET FOCUS FUND            $ 207,898   $  6,255   $ 3,213   $     99,837
----------------------------------------------------------------------------------------
    INTERNATIONAL CORE FUND                   2,063      2,506       543             21
----------------------------------------------------------------------------------------
    INTERNATIONAL EQUITY FUND                68,247     18,230     1,875        782,844
----------------------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Effective April 11, 2005, distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      Prior to April 11, 2005, the predecessor Strong Funds adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of the Class A, B, and C shares. Under the plan, Strong Investments, Inc. was paid an annual rate of 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of Class A, B, and C shares.

      For the period ended March 31, 2006, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to February 28, 2005, State Street served as fund accountant for each of the predecessor Strong Funds. Fund accounting fees were paid by the Funds' administrator and not by the Funds.

WAIVED FEES AND REIMBURSED EXPENSES

      Effective April 11, 2005, Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. The Fund's adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios in effect for the period ended March 31, 2006, were as follows:

                                                                 Net Operating Expense Ratios
                                                -----------------------------------------------------------
    Fund                                        Class A   Class B   Class C   Administrator   Institutional
------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS FOCUS FUND                  1.90%     2.65%     2.65%        1.60%           N/A
------------------------------------------------------------------------------------------------------------
    INSTITUTIONAL EMERGING MARKETS FUND           N/A       N/A       N/A          N/A           1.25%
------------------------------------------------------------------------------------------------------------
    INTERNATIONAL CORE FUND                      1.50%     2.25%     2.25%        1.25%           N/A
------------------------------------------------------------------------------------------------------------
    INTERNATIONAL EQUITY FUND                    1.50%     2.25%     2.25%        1.25%           N/A

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

      Prior to April 11, 2005, the Strong Funds' adviser and/or administrator could voluntarily waive or absorb certain expenses at their discretion. Strong Capital Management, Inc. ("SCM") and/or SISI had contractually agreed to waive its fees and/or absorb expenses for Class A, B, and C shares of the International Core Fund until May 1, 2005, to keep total annual operating expenses at no more than 2.5% for the Class A, B, and C shares. However, effective April 11, 2005, the Funds are subject to a different expense structure. SISI also allocated to the Funds certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds.

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the period ended March 31, 2006, were as follows:

    Fund                                  Purchases at Cost     Sales Proceeds
--------------------------------------------------------------------------------
    EMERGING MAKERTS FOCUS FUND           $     125,964,835   $     126,998,985
--------------------------------------------------------------------------------
    INSTITUTIONAL EMERGING MARKETS FUND          27,398,362          35,378,651
--------------------------------------------------------------------------------
    INTERNATIONAL CORE FUND                       2,051,203             895,947
--------------------------------------------------------------------------------
    INTERNATIONAL EQUITY FUND                   172,591,219         158,201,448

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net asset values. For the six months ended March 31, 2006, the Emerging Markets Focus Fund, Institutional Emerging Markets Fund, International Core Fund and International Equity Fund had no borrowings under either agreement.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. The current Funds' advisor has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

7. MISCELLANEOUS
--------------------------------------------------------------------------------

FOREIGN TAXES PAYABLE

      Under Indian tax law, U.S. mutual funds are subject to taxation on capital gains realized upon the sale of Indian securities. Mutual fund industry practice has long been to net long-term capital losses against taxable short-term capital gains. However, the Indian tax statute was amended in mid-2002 to disallow such netting, and the Indian tax authorities have subsequently assessed additional taxes on many U.S. mutual funds based upon a retroactive application of the tax statute. For the taxable years since its inception date, the Wells Fargo Advantage Emerging Markets Focus Fund (the "Focus Fund"), as successor to the Montgomery Emerging Markets Fund, has been assessed approximately $590,000. The Fund filed an administrative appeal to this assessment in April 2003.

      On August 1, 2003, the Focus Fund received a demand for approximately $295,000 to stay the imposition of additional penalties while the assessment was under appeal, and an agreement was reached on August 8, 2003 for the Focus Fund to make such payment.

      On August 20, 2003, the Focus Fund made the determination to accrue the entire $590,000 at issue as a tax expense. The Fund continues to pursue the administrative appeals process and will reverse such accrual in the event of a favorable disposition.

      Foreign taxes payable also reflects accrued India capital gain tax on unrealized gains, if any, on Indian securities as required under GAAP.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. The Fund(s) files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in an identical capacity for each of the 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

---------------------------------------------------------------------------------------------------------
                          POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE           LENGTH OF SERVICE **    PAST FIVE YEARS                     OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
   Thomas S. Goho         Trustee, since 1987     Chair of Finance, Wake Forest       None
   63                                             University, since 2006. Benson-
                                                  Pruitt Professorship, Wake
                                                  Forest University, Calloway
                                                  School of Business and
                                                  Accountancy, since 1999.
---------------------------------------------------------------------------------------------------------
   Peter G. Gordon        Trustee, since 1998     Chairman, CEO, and Co-              None
   63                     (Chairman, since 2005)  Founder of Crystal Geyser
                                                  Water Company, and President
                                                  of Crystal Geyser Roxane Water
                                                  Company.
---------------------------------------------------------------------------------------------------------
   Richard M. Leach       Trustee, since 1987     Retired. Prior thereto, President   None
   72                                             of Richard M. Leach Associates
                                                  (a financial consulting firm).
---------------------------------------------------------------------------------------------------------
   Olivia S. Mitchell     Trustee, since 2006     Professor of Insurance and Risk     None
   53                                             Management, Wharton School,
                                                  University of Pennsylvania.
                                                  Director of the Boettner Center
                                                  on Pensions and Retirement.
                                                  Research Associate and Board
                                                  Member, Penn Aging Research
                                                  Center. Research Associate,
                                                  National Bureau of Economic
                                                  Research.
---------------------------------------------------------------------------------------------------------
   Timothy J. Penny       Trustee, since 1996     Senior Counselor to the public      None
   54                                             relations firm of Himle-Horner,
                                                  and Senior Fellow at the
                                                  Humphrey Institute,
                                                  Minneapolis, Minnesota (a
                                                  public policy organization).
---------------------------------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES (CONTINUED)

---------------------------------------------------------------------------------------------------------
                          POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE           LENGTH OF SERVICE **    PAST FIVE YEARS                     OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
   Donald C. Willeke      Trustee, since 1996     Principal of the law firm of        None
   65                                             Willeke & Daniels.
---------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE***

---------------------------------------------------------------------------------------------------------
                          POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE           LENGTH OF SERVICE **    PAST FIVE YEARS                     OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
   J. Tucker Morse        Trustee, since 1987     Private Investor/Real Estate        None
   61                                             Developer. Prior thereto,
                                                  Chairman of White Point Capital,
                                                  LLC until 2005.
---------------------------------------------------------------------------------------------------------

OFFICERS

---------------------------------------------------------------------------------------------------------
                          POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE           LENGTH OF SERVICE       PAST FIVE YEARS                     OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
   Karla M. Rabusch       President, since 2003   Executive Vice President of         None
   46                                             Wells Fargo Bank, N.A. and
                                                  President of Wells Fargo Funds
                                                  Management, LLC. Senior Vice
                                                  President and Chief
                                                  Administrative Officer of Wells
                                                  Fargo Funds Management, LLC
                                                  from 2001 to 2003.
---------------------------------------------------------------------------------------------------------
   C. David Messman       Secretary, since 2000   Vice President and Managing         None
   45                                             Senior Counsel of Wells Fargo
                                                  Bank, N.A. and Senior Vice
                                                  President and Secretary of Wells
                                                  Fargo Funds Management, LLC.
                                                  Vice President and Senior
                                                  Counsel of Wells Fargo Bank,
                                                  N.A. from 1996 to 2003.
---------------------------------------------------------------------------------------------------------
   A. Erdem Cimen         Treasurer, since 2006   Vice President of Wells Fargo       None
   32                                             Bank, N.A. and Vice President
                                                  of Financial Operations for
                                                  Wells Fargo Funds Management,
                                                  LLC. Vice President and Group
                                                  Finance Officer of Wells Fargo
                                                  Bank, N.A. Auto Finance Group
                                                  from 2004 to 2006. Vice
                                                  President of Portfolio Risk
                                                  Management for Wells Fargo
                                                  Bank, N.A. Auto Finance Group
                                                  in 2004. Vice President of
                                                  Portfolio Research and Analysis
                                                  for Wells Fargo Bank, N.A. Auto
                                                  Finance Group from 2001 to 2004.
                                                  Director of Small Business
                                                  Services Risk Management for
                                                  American Express Travel Related
                                                  Services from 2000 to 2001.
---------------------------------------------------------------------------------------------------------

        * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

       ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

      *** As of March 31, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY
AGREEMENTS:

EMERGING MARKETS FOCUS FUND, INSTITUTIONAL EMERGING MARKETS FUND, INTERNATIONAL CORE FUND AND INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and subadvisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and subadvisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Emerging Markets Focus Fund, Institutional Emerging Markets Fund, International Core Fund and International Equity Fund (the "Funds"); (ii) an investment subadvisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Emerging Markets Focus Fund and Institutional Emerging Markets Fund; (iii) an investment subadvisory agreement with New Star Institutional Managers Limited ("New Star") for the International Core Fund and International Equity Fund; (iv) an investment subadvisory agreement with Artisan Partners Limited Partnership ("Artisan") for the International Equity Fund; and (v) an investment subadvisory agreement with LSV Asset Management ("LSV") for the International Equity Fund. The investment advisory agreements with Funds Management and the investment subadvisory agreements with Wells Capital Management, New Star, Artisan and LSV (the "Subadvisers"), are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on March 31, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Subadvisers and the continuation of the Advisory Agreements. Prior to the March 31, 2006 meeting, the Board, including the Independent Trustees, met in person and telephonically a number of times, both with Funds Management and in private sessions relating to the advisory contract approvals. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Subadvisers under the Advisory Agreements. The Board also received and considered responses of Funds Management and the Subadvisers to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of Funds Management and the Subadvisers. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds

      The Board evaluated the ability of Funds Management and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Funds Management's and each Subadviser's compensation program for its personnel involved in the management of the Funds.

      The Board further considered the compliance programs and compliance records of Funds Management and the Subadvisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management about various topics, including Funds Management's oversight of service providers, such as the Subadvisers.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Subadvisers.

OTHER INFORMATION (UNAUDITED)    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods ended December 31, 2005. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

      The Board noted that the performance of each Fund was lower than the median performance of each Fund's Peer Group for all time periods and required further monitoring. Upon further review, the Board noted that the Emerging Markets Focus Fund's and Institutional Emerging Markets Fund's underperformance was due, in part, to the Funds' portfolios managers' overweight positions in South Africa and South Korea. Accordingly, the Board asked for continued reports on the Funds' performance.

      The Board received and considered information regarding the Funds' net operating expense ratios and their various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. They also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the net operating expense ratios for the Funds were lower than the Funds' Peer Groups' median net operating expense ratios.

      Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUBADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administration services covered by the administration fee rates. The Board also reviewed and considered the contractual investment subadvisory fee rates (the "Subadvisory Agreement Rates") payable by Funds Management to the Subadvisers for investment subadvisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Groups. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each Fund's Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided.

      The Board also reviewed and considered the Subadvisory Agreement Rates and concluded that the Subadvisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds on the one hand and Funds Management affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

      The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationship with the Emerging Markets Focus Fund and Institutional Emerging Markets Fund was not a material factor in determining whether to renew the agreements. The Board did not consider a separate profitability analysis of Artisan, LSV and New Star, which are not affiliated with Funds Management. The Board considered that the subadvisory fees paid to Artisan, LSV

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

and New Star had been negotiated by Funds Management on an arm's length basis and that Artisan's, LSV's and New Star's separate profitability from their relationships with the International Core Fund and International Equity Fund was not a material factor in determining whether to renew the agreements.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just in respect to a single fund. The Board concluded that any actual or potential economies of scale are, or would be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by the Subadvisers to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Subadvisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Subadvisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUBADVISERS
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Subadvisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Subadvisers with the Funds and benefits potentially derived from an increase in Funds Management's and the Subadvisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Subadvisers and their affiliates).

      The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are, or would be, sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transactions costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and the Subadvisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and the Subadvisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of Funds Management and the Subadvisers at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

LIST OF ABBREVIATIONS            WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG        --  Association of Bay Area Governments
ADR         --  American Depository Receipts
AMBAC       --  American Municipal Bond Assurance Corporation
AMT         --  Alternative Minimum Tax
ARM         --  Adjustable Rate Mortgages
BART        --  Bay Area Rapid Transit
CDA         --  Community Development Authority
CDSC        --  Contingent Deferred Sales Charge
CGIC        --  Capital Guaranty Insurance Company
CGY         --  Capital Guaranty Corporation
CMT         --  Constant Maturity Treasury
COFI        --  Cost of Funds Index
Connie Lee  --  Connie Lee Insurance Company
COP         --  Certificate of Participation
CP          --  Commercial Paper
CTF         --  Common Trust Fund
DW&P        --  Department of Water & Power
DWR         --  Department of Water Resources
EDFA        --  Education Finance Authority
FFCB        --  Federal Farm Credit Bank
FGIC        --  Financial Guaranty Insurance Corporation
FHA         --  Federal Housing Authority
FHLB        --  Federal Home Loan Bank
FHLMC       --  Federal Home Loan Mortgage Corporation
FNMA        --  Federal National Mortgage Association
FRN         --  Floating Rate Notes
FSA         --  Financial Security Assurance, Inc
GDR         --  Global Depository Receipt
GNMA        --  Government National Mortgage Association
GO          --  General Obligation
HFA         --  Housing Finance Authority
HFFA        --  Health Facilities Financing Authority
IDA         --  Industrial Development Authority
IDR         --  Industrial Development Revenue
LIBOR       --  London Interbank Offered Rate
LLC         --  Limited Liability Corporation
LOC         --  Letter of Credit
LP          --  Limited Partnership
MBIA        --  Municipal Bond Insurance Association
MFHR        --  Multi-Family Housing Revenue
MUD         --  Municipal Utility District
MTN         --  Medium Term Note
PCFA        --  Pollution Control Finance Authority
PCR         --  Pollution Control Revenue
PFA         --  Public Finance Authority
PLC         --  Private Placement
PSFG        --  Public School Fund Guaranty
RDA         --  Redevelopment Authority
RDFA        --  Redevelopment Finance Authority
REITS       --  Real Estate Investment Trusts
R&D         --  Research & Development
SFHR        --  Single Family Housing Revenue
SFMR        --  Single Family Mortgage Revenue
SLMA        --  Student Loan Marketing Association
STEERS      --  Structured Enhanced Return Trust
TBA         --  To Be Announced
TRAN        --  Tax Revenue Anticipation Notes
USD         --  Unified School District
V/R         --  Variable Rate
WEBS        --  World Equity Benchmark Shares
XLCA        --  XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]
WELLS   ADVANTAGE
FARGO   FUNDS

More information about WELLS FARGO      This Report and the Financial Statements
ADVANTAGE FUNDS(SM) is available free   contained herein are submitted for the
upon request. To obtain literature,     general information of the shareholders
please write, e-mail, visit the         of WELLS FARGO ADVANTAGE FUNDS. If this
Funds' Web site, or call:               report is used for promotional purposes,
                                        distribution of the report must be
WELLS FARGO ADVANTAGE FUNDS             accompanied or preceded by a current
P.O. Box 8266                           prospectus. For a prospectus containing
Boston, MA 02266-8266                   more complete information, including
                                        charges and expenses, call
E-mail: wfaf@wellsfargo.com             1-800-222-8222 or visit the Funds' Web
Web site: www.wellsfargo.com/           site at
advantagefunds                          www.wellsfargo.com/advantagefunds.
Retail Investment                       Please consider the investment
Professionals: 1-888-877-9275           objective, risks, charges, and expenses
Institutional Investment                of the investment carefully before
Professionals: 1-866-765-0778           investing. This and other information
                                        about WELLS FARGO ADVANTAGE FUNDS can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

                                        Wells Fargo Funds Management, LLC, a
                                        wholly owned subsidiary of Wells Fargo &
                                        Company, provides investment advisory
                                        and administrative services for WELLS
                                        FARGO ADVANTAGE FUNDS. Other affiliates
                                        of Wells Fargo & Company provide
                                        sub-advisory and other services for the
                                        Funds. The Funds are distributed by
                                        WELLS FARGO FUNDS DISTRIBUTOR, LLC,
                                        Member NASD/SIPC, an affiliate of Wells
                                        Fargo & Company.

              -----------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
              -----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo    www.wellsfargo.com/advantagefunds       RT056259 05-31
Advantage Funds, LLC.                                        SINTLD/SAR108 03/06
All rights reserved.

                                                             [LOGO]
                                                             WELLS   ADVANTAGE
                                                             FARGO   FUNDS

--------------------------------------------------------------------------------
                                 MARCH 31, 2006
--------------------------------------------------------------------------------
                               Semi-Annual Report
[PHOTO OMITTED]
--------------------------------------------------------------------------------

                 WELLS FARGO ADVANTAGE ALLOCATION FUNDS

                 Wells Fargo Advantage Aggressive Allocation Fund

                 Wells Fargo Advantage Asset Allocation Fund

                 Wells Fargo Advantage Conservative Allocation Fund

                 Wells Fargo Advantage Growth Balanced Fund

                 Wells Fargo Advantage Moderate Balanced Fund

                                          WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders......................................................   1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   Aggressive Allocation Fund...............................................   2
   Asset Allocation Fund....................................................   4
   Conservative Allocation Fund.............................................   6
   Growth Balanced Fund.....................................................   8
   Moderate Balanced Fund...................................................  10
Fund Expenses (Unaudited)...................................................  12
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   Aggressive Allocation Fund...............................................  14
   Asset Allocation Fund....................................................  15
   Conservative Allocation Fund.............................................  33
   Growth Balanced Fund.....................................................  34
   Moderate Balanced Fund...................................................  35
Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities.....................................  36
   Statements of Operations.................................................  38
   Statements of Changes in Net Assets......................................  40
   Financial Highlights.....................................................  48
   Notes to Financial Highlights............................................  52
Notes to Financial Statements...............................................  53
--------------------------------------------------------------------------------
                                Master Portfolios
Portfolio of Investments
--------------------------------------------------------------------------------
   C&B Large Cap Value Portfolio............................................  61
   Disciplined Growth Portfolio.............................................  66
   Equity Income Portfolio..................................................  71
   Equity Value Portfolio...................................................  77
   Index Portfolio..........................................................  83
   International Core Portfolio............................................. 100
   International Growth Portfolio........................................... 104
   International Index Portfolio............................................ 108
   International Value Portfolio............................................ 135
   Large Cap Appreciation Portfolio......................................... 140
   Large Company Growth Portfolio........................................... 146
   Small Cap Index Portfolio................................................ 150
   Small Company Growth Portfolio........................................... 170
   Small Company Value Portfolio............................................ 178
   Strategic Small Cap Value Portfolio...................................... 185
Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities..................................... 194
   Statements of Operations................................................. 198
   Statements of Changes in Net Assets...................................... 202
   Financial Highlights..................................................... 208
   Notes to Financial Highlights............................................ 210
Notes to Financial Statements............................................... 211
--------------------------------------------------------------------------------
Other Information (Unaudited) .............................................. 217
--------------------------------------------------------------------------------
List of Abbreviations....................................................... 222
--------------------------------------------------------------------------------

              -----------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
              -----------------------------------------------------

LETTER TO SHAREHOLDERS                    WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the WELLS FARGO ADVANTAGE ALLOCATION FUNDS semi-annual report for the six-month period that ended March 31, 2006. On the following pages, you will find a discussion of each Fund that includes performance highlights, changes to the Fund, and the portfolio managers' strategic outlook. You will also find facts and figures about each Fund.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The U.S. economy continued to show signs of strength, even though real Gross Domestic Product (GDP) grew at a rate of only 1.7% for the fourth quarter of 2005. Volatile energy prices led to subpar performance for the sector during the six-month period, but overall stock market performance was solid with the S&P 500 Index reporting gains in excess of 6%. Financials and industrials were leaders among the different sectors.

      During the first quarter of 2006, economic growth gained momentum with preliminary estimates pegging GDP growth at a rate of 5%. The strong growth came despite continued interest rate hikes by the Federal Reserve Board (the Fed). The Federal funds rate as of the end of March stood at 4.75%. Mortgage interest rates inched upward by about half a percentage point by the close of the first quarter of 2006. Data on mortgage applications, the number of homes listed for sale, and median sale prices confirmed that the housing market had lost some of its impetus. Sluggish housing sales were seen in the condominium markets and in regions that experienced rapid price appreciation. Sales of single-family homes held up well, but speculative demand for housing has definitely cooled.

STOCKS REMAIN INCONSISTENT
--------------------------------------------------------------------------------

      Strong corporate earnings helped the equity markets in the fourth quarter of 2005 while record prices for crude oil and concerns of a slowdown in worldwide economic growth capped and often reversed rallies. Nevertheless, in the United States, the fundamentals of strong earnings and low inflation kept the equity markets steady overall in 2005.

      During the first month of 2006, equity markets surged higher as speculation surfaced that the Fed might stop raising interest rates and move to a more neutral interest rate environment. Almost all domestic and international indices reported positive numbers for January. While many of the same indices saw a decline in performance for February, some stayed in positive territory.

      In March, almost every equity market index moved higher to produce the best first-quarter results for the S&P 500 Index and the Dow Jones Industrial Average since 1999 and 2002, respectively. The NASDAQ ended the first quarter of 2006 at a five-year high. International markets remained strong and continued to lead most domestic markets.

BONDS BATTLE RISING INTEREST RATES
--------------------------------------------------------------------------------

      Yields on most U.S. Treasury notes and bonds declined as the Federal funds rate continued to increase during the fourth quarter of 2005 and into 2006. During the reporting period, the high-yield and investment-grade segments of the corporate bond market had positive performance in light of the rising interest rate environment of 2005. Treasury bills and two-year Treasury notes reported postive returns for the first quarter of 2006, while long-term Treasury bonds and Treasury Inflation Protected Securities (TIPS) reported negative returns. By the end of March, the high-yield and short-duration sectors of the bond market were the only ones that reported positive returns.

LOOKING AHEAD
--------------------------------------------------------------------------------

      Even though equities enjoyed a first-quarter rally in 2006, high energy prices and rising interest rates may eventually slow investor enthusiasm for stocks. We may see long-term interest rates move higher, though their increases could be restrained if inflation remains steady and investor confidence does not falter. While a stronger world economy may be good for stocks, the same expansion might mean less foreign demand for U.S. bonds. These are just a few of the reasons we believe successful investing includes taking a balanced approach by maintaining a portfolio that is diversified among stocks and bonds and by keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals. To help you reach your diversification goals, we offer funds across every key category, each guided by skillful, independent money managers--our subadvisers--chosen for their focused attention to a particular investment style. We believe that our insistence on seeking outstanding money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move forward to their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM)--we appreciate your confidence in us. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                    PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND (the Fund) seeks to provide capital appreciation with a secondary emphasis on current income.

ADVISER                                   MASTER PORTFOLIO SUBADVISERS
   Wells Fargo Funds Management, LLC        Artisan Partners Limited Partnership
                                            Cadence Capital Management LLC
                                            Cooke & Bieler, L.P.
SUBADVISER                                  Galliard Capital Management, Inc.
   Wells Capital Management Incorporated    LSV Asset Management
                                            New Star Institutional Managers Limited
                                            Peregrine Capital Management, Inc.
FUND MANAGERS                               Smith Asset Management Group, L.P.
   Thomas C. Biwer, CFA                     SSgA Funds Management
   Galen G. Blomster, CFA                   Systematic Financial Management, L.P.
   Christian L. Chan, CFA                   Wells Capital Management Incorporated
   Gregory T. Genung, CFA
   Jeffrey P. Mellas
   Andrew Owen, CFA

                                          FUND INCEPTION DATE
                                            12/02/1997

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Administrator Class shares returned 7.43% 1 for the six-month period that ended March 31, 2006, outperforming the S&P 500 Index 2, which returned 6.38%, outperforming the Lehman Brothers Aggregate Bond Index 3, which returned (0.06)%, and outperforming the Aggressive Allocation Composite Index 4, which returned 6.81%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's emphasis on stocks, which significantly outperformed bonds during the six-month period, enabled the Fund to outperform its benchmarks. The economy and the stock market have shown a lot of resilience over the past six months, despite the sharp increase in commodity prices and continued monetary tightening by the Federal Reserve Board. Sustained profit growth and a pickup in merger and acquisition activity, combined with attractive stock market valuations, have been instrumental in the global increase in stock prices. International stocks and small cap stocks led the broad increase in equity prices during the period. While the stock market has benefited from the solid traction by the economy, the bond market has had increased concern about the impact of inflation, as bond yields have moved sharply higher. Core rates of inflation remained low during the period. However, commodity prices continued to surge and the sharp advance in the price of gold gained increased attention. Long Treasury bonds were especially weak in the rising rate environment.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 15% shift toward stocks throughout the six-month period. Since the shift was originally implemented toward stocks, the Fund employed a hedged futures overlay transaction, thus keeping the portfolio's underlying assets near their long-term strategic allocation of 80% stocks and 20% bonds. With the shift toward stocks, the portfolio maintained a long position in S&P 500 Index futures and a short position in long-term Treasury bond futures. With the futures overlay, the Fund maintained an effective target allocation of 95% stocks and 5% bonds during the period.

      During the period, a small position of 1.36% was initiated in the Strategic Small Cap Value Portfolio. The source of funds for this investment was a reduction in the Fund's position in the Small Company Value Portfolio. The overall weighting in the small company value category was unchanged at 3.75%.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      With stocks significantly outperforming long Treasury bonds, maintaining the 15% TAA Model shift toward stocks improved performance of the Fund during the six-month period. While stocks have outperformed the broad bond market, the TAA Model currently indicates that stocks remain attractive relative to bonds. As a result, the Fund will keep its overweighted position in stocks until the relative valuation between stocks and bonds returns to a more normal level.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS                    WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                                                                           Life of
                                                                                6-Month*  1-Year   5-Year    Fund
--------------------------------------------------------------------------------------------------------------------
   Aggressive Allocation Fund - Administrator Class (Incept. Date 12/02/1997)     7.43     13.51    5.15     7.04
--------------------------------------------------------------------------------------------------------------------
   Benchmarks
--------------------------------------------------------------------------------------------------------------------
     S&P 500 Index 2                                                              6.38     11.72    3.97     5.32
--------------------------------------------------------------------------------------------------------------------
     Lehman Brothers Aggregate Bond Index 3                                      (0.06)     2.26    5.11     5.85
--------------------------------------------------------------------------------------------------------------------
     Aggressive Allocation Composite Index 4                                      6.81     13.02    6.15     6.35
--------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

TEN LARGEST HOLDINGS 5,6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------
   Microsoft Corporation                                                1.74%
--------------------------------------------------------------------------------
   Goldman Sachs Group Incorporated                                     1.39%
--------------------------------------------------------------------------------
   Exxon Mobil Corporation                                              1.32%
--------------------------------------------------------------------------------
   American International Group                                         1.10%
--------------------------------------------------------------------------------
   eBay Incorporated                                                    1.10%
--------------------------------------------------------------------------------
   Medtronic Incorporated                                               0.99%
--------------------------------------------------------------------------------
   Bank of America Corporation                                          0.98%
--------------------------------------------------------------------------------
   Cisco Systems Incorporated                                           0.98%
--------------------------------------------------------------------------------
   General Electric Company                                             0.92%
--------------------------------------------------------------------------------
   Citigroup Incorporated                                               0.85%

DIVERSIFIED BOND STYLE CHARACTERISTICS 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------
   Average Credit Quality 7                                               AA
--------------------------------------------------------------------------------
   Average Maturity                                               6.71 years
--------------------------------------------------------------------------------
   Duration                                                       5.00 years
--------------------------------------------------------------------------------

NEUTRAL ALLOCATION 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks                                                   (80%)
   Bonds                                                    (20%)

EFFECTIVE ALLOCATION 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks                                                   (95%)
   Bonds                                                     (5%)

DIVERSIFIED EQUITY STYLE CHARACTERISTICS 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------
   Beta**                                                               1.06
--------------------------------------------------------------------------------
   Dividend Yield                                                       1.52%
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                        18.55x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                  3.26x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                             $21.94
--------------------------------------------------------------------------------
   5-Year Earnings Growth (historic)                                   15.52%
--------------------------------------------------------------------------------
   Portfolio Turnover***                                                  43%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 INDEX BETA IS 1.00 BY DEFINITION.

***   THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

GROWTH OF $10,000 INVESTMENT 8 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO
           ADVANTAGE AGGESSIVE
            ALLOCATION FUND -            LEHMAN BROTHERS
              ADMINISTRATOR    S&P 500   AGGREGATE BOND   AGGRESSIVE ALLOCATION
                  CLASS         INDEX         INDEX          COMPOSITE INDEX
----------  -----------------  --------  ---------------- ----------------------
 12/2/1997       10,000        $10,000       $10,000             $10,000
12/31/1997       10,013        $10,172       $10,101             $10,160
 1/31/1998       10,144        $10,284       $10,230             $10,283
 2/28/1998       10,704        $11,025       $10,222             $10,863
 3/31/1998       11,085        $11,590       $10,257             $11,277
 4/30/1998       11,225        $11,708       $10,310             $11,374
 5/31/1998       11,055        $11,507       $10,408             $11,202
 6/30/1998       11,375        $11,974       $10,497             $11,490
 7/31/1998       11,205        $11,847       $10,519             $11,354
 8/31/1998        9,923        $10,135       $10,690             $10,039
 9/30/1998       10,364        $10,785       $10,940             $10,511
10/31/1998       11,135        $11,662       $10,882             $11,168
11/30/1998       11,766        $12,368       $10,944             $11,705
12/31/1998       12,438        $13,081       $10,977             $12,251
 1/31/1999       12,791        $13,627       $11,055             $12,543
 2/28/1999       12,438        $13,204       $10,862             $12,154
 3/31/1999       12,821        $13,732       $10,921             $12,519
 4/30/1999       13,234        $14,263       $10,956             $13,012
 5/31/1999       13,043        $13,927       $10,860             $12,754
 6/30/1999       13,608        $14,699       $10,825             $13,246
 7/31/1999       13,376        $14,241       $10,780             $13,008
 8/31/1999       13,255        $14,170       $10,774             $12,907
 9/30/1999       13,002        $13,782       $10,899             $12,738
10/31/1999       13,507        $14,654       $10,940             $13,309
11/30/1999       13,850        $14,951       $10,938             $13,605
12/31/1999       14,377        $15,832       $10,886             $14,318
 1/31/2000       14,041        $15,037       $10,850             $13,809
 2/29/2000       14,204        $14,753       $10,981             $13,947
 3/31/2000       15,080        $16,196       $11,126             $14,788
 4/30/2000       14,836        $15,709       $11,094             $14,351
 5/31/2000       14,591        $15,386       $11,088             $14,068
 6/30/2000       14,989        $15,767       $11,319             $14,444
 7/31/2000       14,897        $15,521       $11,422             $14,231
 8/31/2000       15,498        $16,484       $11,588             $14,967
 9/30/2000       15,060        $15,614       $11,661             $14,449
10/31/2000       15,162        $15,548       $11,738             $14,298
11/30/2000       14,683        $14,323       $11,930             $13,410
12/31/2000       15,106        $14,393       $12,152             $13,672
 1/31/2001       15,330        $14,904       $12,351             $14,069
 2/28/2001       14,403        $13,547       $12,459             $13,081
 3/31/2001       13,700        $12,689       $12,521             $12,395
 4/30/2001       14,786        $13,674       $12,469             $13,193
 5/31/2001       14,818        $13,765       $12,543             $13,218
 6/30/2001       14,520        $13,431       $12,591             $13,015
 7/31/2001       14,403        $13,299       $12,873             $12,892
 8/31/2001       13,860        $12,468       $13,021             $12,374
 9/30/2001       12,805        $11,462       $13,173             $11,498
10/31/2001       13,061        $11,681       $13,449             $11,780
11/30/2001       14,009        $12,577       $13,263             $12,417
12/31/2001       14,224        $12,687       $13,178             $12,547
 1/31/2002       14,008        $12,502       $13,285             $12,376
 2/28/2002       13,748        $12,261       $13,414             $12,237
 3/31/2002       14,343        $12,722       $13,191             $12,647
 4/30/2002       13,943        $11,951       $13,447             $12,269
 5/31/2002       13,813        $11,864       $13,561             $12,200
 6/30/2002       13,196        $11,019       $13,678             $11,574
 7/31/2002       12,005        $10,161       $13,844             $10,803
 8/31/2002       11,983        $10,227       $14,078             $10,871
 9/30/2002       10,728         $9,116       $14,306             $10,000
10/31/2002       11,539         $9,917       $14,240             $10,589
11/30/2002       12,167        $10,500       $14,236             $11,094
12/31/2002       11,459         $9,884       $14,530             $10,666
 1/31/2003       11,119         $9,626       $14,543             $10,432
 2/28/2003       10,877         $9,482       $14,744             $10,310
 3/31/2003       10,954         $9,573       $14,732             $10,356
 4/30/2003       11,789        $10,362       $14,854             $11,080
 5/31/2003       12,371        $10,907       $15,131             $11,667
 6/30/2003       12,558        $11,046       $15,101             $11,804
 7/31/2003       12,997        $11,241       $14,593             $11,954
 8/31/2003       13,206        $11,460       $14,689             $12,192
 9/30/2003       13,019        $11,338       $15,078             $12,208
10/31/2003       13,811        $11,979       $14,938             $12,783
11/30/2003       13,942        $12,084       $14,973             $12,943
12/31/2003       14,559        $12,718       $15,126             $13,497
 1/31/2004       14,759        $12,952       $15,248             $13,740
 2/29/2004       14,937        $13,132       $15,413             $13,932
 3/31/2004       14,803        $12,933       $15,528             $13,855
 4/30/2004       14,570        $12,730       $15,124             $13,545
 5/31/2004       14,714        $12,905       $15,064             $13,673
 6/30/2004       14,937        $13,155       $15,150             $13,922
 7/31/2004       14,381        $12,720       $15,300             $13,532
 8/31/2004       14,336        $12,770       $15,592             $13,621
 9/30/2004       14,559        $12,908       $15,634             $13,820
10/31/2004       14,737        $13,106       $15,765             $14,052
11/30/2004       15,448        $13,637       $15,639             $14,595
12/31/2004       15,900        $14,100       $15,783             $15,045
 1/31/2005       15,472        $13,756       $15,883             $14,753
 2/28/2005       15,798        $14,045       $15,789             $15,024
 3/31/2005       15,517        $13,797       $15,708             $14,779
 4/30/2005       15,101        $13,534       $15,920             $14,545
 5/31/2005       15,573        $13,965       $16,092             $14,956
 6/30/2005       15,663        $13,984       $16,181             $15,069
 7/31/2005       16,327        $14,505       $16,034             $15,520
 8/31/2005       16,204        $14,373       $16,239             $15,502
 9/30/2005       16,395        $14,489       $16,072             $15,639
10/31/2005       16,147        $14,247       $15,945             $15,359
11/30/2005       16,721        $14,786       $16,015             $15,826
12/31/2005       16,737        $14,791       $16,167             $15,950
 1/31/2006       17,263        $15,183       $16,169             $16,446
 2/28/2006       17,286        $15,224       $16,222             $16,473
 3/31/2006       17,613        $15,413       $16,063             $16,704

--------------------------------------------------------------------------------
      The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND - Administrator Class was named the Wells Fargo Strategic Growth Allocation Fund - Institutional Class. Performance shown for Administrator Class shares of the Fund for periods prior to November 8, 1999, reflects the performance of the Institutional Class shares of the Norwest Advantage Aggressive Balanced-Equity Fund, its predecessor fund.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

3 The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an Index.

4 The Aggressive Allocation Composite Index is weighted 20% in the S&P 500 Index, 20% in the Lehman Brothers Aggregate Bond Index, 20% in the Russell 1000(R) Value Index, 20% in the Russell 1000(R) Growth, 12% in the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI/EAFE") Index, and 8% in the Russell 2000(R) Index. The RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE INDEX is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. The RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

5 The Ten Largest Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust.

6 Style characteristics and portfolio holdings/allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of style characteristics and portfolio holdings/allocations.

7 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND Administrator Class shares for the life of the Fund with the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Aggressive Allocation Composite Index. The chart assumes a hypothetical $10,000 investment in Administrator Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                    PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (the Fund) seeks long-term total return, consistent with reasonable risk.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

PORTFOLIO MANAGERS                         FUND INCEPTION DATE
   Galen G. Blomster, CFA                  11/13/1986
   Gregory T. Genung, CFA
   Jeffrey P. Mellas

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 4.19% 1 (excluding sales charge) for the six-month period that ended March 31, 2006, underperforming the S&P 500 Index 2, which returned 6.38%, outperforming the Lehman Brothers 20+ Treasury Index 3, which returned (3.45)%, and outperforming the Asset Allocation Composite Index 4, which returned 2.91%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's emphasis on stocks, which significantly outperformed bonds during the six-month period, enabled the Fund to outperform all of its benchmarks except for the S&P 500 Index. The economy and the stock market have shown a lot of resilience over the past six months, despite the sharp increase in commodity prices and continued monetary tightening by the Federal Reserve Board. Sustained profit growth and a pickup in merger and acquisition activity, combined with attractive stock market valuations, have been instrumental in the increase in stock prices. While the stock market has benefited from the solid traction by the economy, the bond market has had increased concern about the impact of inflation, as bond yields have moved sharply higher. Core rates of inflation remained low during the period. However, commodity prices continued to surge and the sharp advance in the price of gold gained increased attention. Long Treasury bonds were especially weak in the rising rate environment.

      While the portfolio's exposure to long-term Treasury bonds hurt the Fund's performance, maintaining the 25% Tactical Asset Allocation (TAA) Model from long-term Treasury bonds toward stocks contributed positively to the performance to the Fund.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The stock holdings of the Fund replicate the holdings of the S&P 500 Index, and the bond holdings of the Fund replicate the holdings of the Lehman Brothers 20+ Treasury Index. The TAA Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 25% shift toward stocks throughout the six-month period. Since the shift was originally implemented toward stocks, the Fund has employed a hedged futures overlay transaction, thus keeping the portfolio's underlying assets near their long-term strategic allocation of 60% stocks and 40% bonds. With the shift toward stocks, the portfolio maintained a long position in S&P 500 Index futures and a short position in long-term Treasury bond futures. Throughout the six-month period, the Fund was at a maximum equity overweighting, with an effective target allocation of 85% stocks and 15% bonds.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      With the securities that comprise the S&P 500 Index significantly outperforming long Treasury bonds, maintaining the 25% TAA Model shift toward stocks improved performance of the Fund during the six-month period. While stocks have outperformed the broad bond market, the TAA Model currently indicates that stocks remain attractive relative to bonds. As a result, the Fund will keep its overweighted position in stocks until the relative valuation between stocks and bonds returns to a more normal level.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of March 31, 2006 and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND for periods prior to November 8, 1999, reflects the performance of the applicable share class of the Stagecoach Asset Allocation Fund (the accounting survivor of a merger of the Stagecoach Asset
Allocation  Fund  and the  Stagecoach  Balanced  Fund),  its  predecessor  fund.
Performance shown for Class C shares for periods prior to April 1, 1998, reflects the performance of the Class B shares, adjusted to reflect Class C sales charges and expenses. Performance shown for the Administrator Class (formerly named Institutional Class) shares for periods prior to November 8, 1999, reflects the performance of the Class A shares of the Stagecoach Asset Allocation Fund, its predecessor fund, adjusted to reflect Administrator Class expenses.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

3 The Lehman Brothers 20+ Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an Index.

4 The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers 20+ year U.S. Treasury Bond Index. You cannot invest directly in an Index.

PERFORMANCE HIGHLIGHTS                    WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
-------------------------------------------------------------------------------------------------------------------------
                                                      Including Sales Charge               Excluding Sales Charge
                                                 ---------------------------------    ---------------------------------
                                                 6-Month*  1-Year  5-Year  10-Year    6-Month*  1-Year  5-Year  10-Year
-------------------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund - Class A
     (Incept. Date 11/13/1986)                    (1.80)    2.83    3.67    7.35        4.19     9.13    4.91    7.99
-------------------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund - Class B
     (Incept. Date 01/01/1995)                    (1.19)    3.29    3.76    7.24        3.81     8.29    4.10    7.24
-------------------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund - Class C
     (Incept. Date 04/01/1998)                     2.81     7.25    4.10    7.24        3.81     8.25    4.10    7.24
-------------------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund - Administrator Class
     (Incept. Date 11/08/1999)                                                          4.33     9.40    5.11    8.10
-------------------------------------------------------------------------------------------------------------------------
   Benchmarks
-------------------------------------------------------------------------------------------------------------------------
     S&P 500 Index 2                                                                    6.38    11.72    3.97    8.95
-------------------------------------------------------------------------------------------------------------------------
     Lehman Brothers 20+ Treasury Index 3                                              (3.45)    1.96    6.64    7.95
-------------------------------------------------------------------------------------------------------------------------
     Asset Allocation Composite Index 4                                                 2.91     8.43    5.42    9.07
-------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

TEN LARGEST HOLDINGS 5, 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.13%, 11/15/2027                                4.99%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.25%, 05/15/2030                                4.16%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 5.38%, 02/15/2031                                3.71%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.00%, 02/15/2026                                3.06%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.88%, 08/15/2025                                2.69%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.13%, 08/15/2029                                2.56%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.50%, 11/15/2026                                2.54%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 5.50%, 08/15/2028                                2.49%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 5.25%, 02/15/2029                                2.33%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.63%, 02/15/2027                                2.26%

SECTOR DISTRIBUTION 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                         7%
Consumer Staples                                               6%
Energy                                                         6%
Financials                                                    14%
Health Care                                                    8%
Industrials                                                    8%
Information Technology                                        10%
Materials                                                      2%
Telecommunication Services                                     2%
Utilities                                                      2%
U.S. Treasury Securities                                      35%

NEUTRAL ALLOCATION 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks                                                   60%
   Bonds                                                    40%

EFFECTIVE ALLOCATION 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks                                                   85%
   Bonds                                                    15%

FUND CHARACTERISTICS 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------
   Beta**                                                              0.82
--------------------------------------------------------------------------------
   Average Coupon of Bond Portfolio                                    5.82%
--------------------------------------------------------------------------------
   Average Maturity of Bond Portfolio                           23.13 years
--------------------------------------------------------------------------------
   Modified Duration of Bond Portfolio                          13.01 years
--------------------------------------------------------------------------------
   Average Credit Quality of Bond Portfolio 7                           AAA
--------------------------------------------------------------------------------
   Portfolio Turnover***                                                  1%

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 INDEX BETA IS 1.00 BY DEFINITION.

***   THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

GROWTH OF $10,000 INVESTMENT 8 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO         WELLS FARGO     LEHMAN BROTHERS
             ADVANTAGE ASSET     ADVANTAGE ASSET      20+ YEAR
            ALLOCATION FUND -   ALLOCATION FUND -     TREASURY         S&P 500       ASSET ALLOCATION
                 CLASS A       ADMINISTRATOR CLASS     INDEX            INDEX        COMPOSITE INDEX
            -----------------  -------------------  --------------     --------      -----------------
 3/31/1996        9,423              10,000           $10,000          $10,000           $10,000
 4/30/1996        9,432              10,010            $9,823          $10,147           $10,034
 5/31/1996        9,513              10,096            $9,770          $10,408           $10,183
 6/30/1996        9,620              10,209            $9,989          $10,447           $10,288
 7/31/1996        9,406               9,982            $9,988          $9,986             $9,992
 8/31/1996        9,397               9,972            $9,845          $10,196           $10,080
 9/30/1996        9,764              10,362           $10,133          $10,769           $10,551
10/31/1996       10,099              10,718           $10,557          $11,067           $10,895
11/30/1996       10,637              11,288           $10,934          $11,902           $11,566
12/31/1996       10,369              11,004           $10,648          $11,666           $11,311
 1/31/1997       10,579              11,227           $10,553          $12,396           $11,735
 2/28/1997       10,604              11,253           $10,555          $12,492           $11,795
 3/31/1997       10,246              10,873           $10,265          $11,980           $11,367
 4/30/1997       10,644              11,296           $10,526          $12,694           $11,909
 5/31/1997       11,003              11,677           $10,648          $13,466           $12,428
 6/30/1997       11,318              12,011           $10,871          $14,069           $12,881
 7/31/1997       12,112              12,854           $11,568          $15,188           $13,836
 8/31/1997       11,577              12,286           $11,210          $14,337           $13,183
 9/30/1997       12,052              12,790           $11,543          $15,121           $13,789
10/31/1997       12,037              12,774           $11,967          $14,616           $13,667
11/30/1997       12,427              13,188           $12,155          $15,293           $14,153
12/31/1997       12,651              13,426           $12,371          $15,556           $14,399
 1/31/1998       12,840              13,626           $12,631          $15,727           $14,608
 2/28/1998       13,451              14,275           $12,530          $16,861           $15,252
 3/31/1998       13,942              14,796           $12,555          $17,724           $15,770
 4/30/1998       14,037              14,897           $12,597          $17,905           $15,892
 5/31/1998       13,970              14,826           $12,863          $17,597           $15,832
 6/30/1998       14,489              15,377           $13,202          $18,312           $16,395
 7/31/1998       14,344              15,222           $13,127          $18,118           $16,250
 8/31/1998       12,953              13,746           $13,769          $15,500           $15,002
 9/30/1998       13,685              14,524           $14,276          $16,493           $15,820
10/31/1998       14,491              15,379           $14,033          $17,834           $16,562
11/30/1998       15,207              16,138           $14,163          $18,915           $17,268
12/31/1998       15,887              16,860           $14,130          $20,004           $17,900
 1/31/1999       16,444              17,451           $14,264          $20,840           $18,446
 2/28/1999       15,850              16,821           $13,502          $20,192           $17,728
 3/31/1999       16,301              17,299           $13,442          $21,000           $18,162
 4/30/1999       16,772              17,799           $13,453          $21,813           $18,624
 5/31/1999       16,425              17,431           $13,239          $21,298           $18,235
 6/30/1999       16,885              17,920           $13,077          $22,480           $18,814
 7/31/1999       16,512              17,523           $13,003          $21,778           $18,395
 8/31/1999       16,418              17,424           $12,942          $21,670           $18,306
 9/30/1999       16,184              17,175           $13,035          $21,076           $18,026
10/31/1999       16,766              17,793           $13,037          $22,410           $18,768
11/30/1999       16,911              17,946           $12,938          $22,865           $18,966
12/31/1999       17,395              18,461           $12,709          $24,212           $19,574
 1/31/2000       17,029              18,065           $12,930          $22,997           $19,055
 2/29/2000       17,153              18,197           $13,389          $22,562           $19,057
 3/31/2000       18,395              19,522           $13,890          $24,769           $20,518
 4/30/2000       17,983              19,084           $13,758          $24,023           $20,045
 5/31/2000       17,681              18,764           $13,690          $23,531           $19,743
 6/30/2000       18,097              19,205           $13,987          $24,112           $20,210
 7/31/2000       18,030              19,135           $14,264          $23,736           $20,145
 8/31/2000       18,874              20,030           $14,612          $25,210           $21,130
 9/30/2000       18,119              19,228           $14,362          $23,879           $20,278
10/31/2000       18,164              19,275           $14,602          $23,778           $20,340
11/30/2000       17,390              18,455           $15,097          $21,905           $19,540
12/31/2000       17,566              18,643           $15,450          $22,012           $19,762
 1/31/2001       18,010              19,114           $15,448          $22,793           $20,217
 2/28/2001       16,832              17,863           $15,720          $20,717           $19,144
 3/31/2001       16,002              16,983           $15,594          $19,405           $18,303
 4/30/2001       16,772              17,799           $15,105          $20,911           $19,025
 5/31/2001       16,885              17,911           $15,130          $21,051           $19,119
 6/30/2001       16,636              17,655           $15,287          $20,540           $18,886
 7/31/2001       16,718              17,742           $15,890          $20,339           $19,026
 8/31/2001       16,124              17,112           $16,271          $19,067           $18,413
 9/30/2001       15,307              16,234           $16,309          $17,529           $17,461
10/31/2001       15,773              16,737           $17,279          $17,863           $18,041
11/30/2001       16,312              17,310           $16,363          $19,234           $18,606
12/31/2001       16,303              17,300           $16,010          $19,403           $18,571
 1/31/2002       16,181              17,170           $16,234          $19,120           $18,487
 2/28/2002       16,006              16,985           $16,412          $18,751           $18,326
 3/31/2002       16,205              17,196           $15,654          $19,456           $18,477
 4/30/2002       15,775              16,749           $16,297          $18,277           $18,015
 5/31/2002       15,696              16,665           $16,298          $18,143           $17,930
 6/30/2002       15,165              16,102           $16,586          $16,851           $17,211
 7/31/2002       14,388              15,278           $17,111          $15,539           $16,530
 8/31/2002       14,538              15,447           $18,005          $15,640           $16,902
 9/30/2002       13,286              14,110           $18,803          $13,941           $15,971
10/31/2002       14,191              15,079           $18,102          $15,167           $16,676
11/30/2002       14,884              15,813           $17,955          $16,058           $17,265
12/31/2002       14,197              15,084           $18,732          $15,116           $16,868
 1/31/2003       13,867              14,743           $18,674          $14,721           $16,563
 2/28/2003       13,706              14,573           $19,265          $14,500           $16,585
 3/31/2003       13,792              14,671           $18,943          $14,640           $16,591
 4/30/2003       14,751              15,689           $19,185          $15,846           $17,554
 5/31/2003       15,504              16,498           $20,415          $16,679           $18,549
 6/30/2003       15,602              16,597           $19,997          $16,893           $18,570
 7/31/2003       15,567              16,568           $17,937          $17,190           $18,114
 8/31/2003       15,863              16,883           $18,328          $17,525           $18,481
 9/30/2003       15,816              16,844           $19,334          $17,340           $18,709
10/31/2003       16,485              17,555           $18,737          $18,319           $19,194
11/30/2003       16,602              17,689           $18,845          $18,481           $19,343
12/31/2003       17,341              18,478           $19,070          $19,449           $20,082
 1/31/2004       17,646              18,802           $19,453          $19,807           $20,463
 2/29/2004       17,876              19,057           $19,875          $20,082           $20,803
 3/31/2004       17,683              18,853           $20,179          $19,779           $20,711
 4/30/2004       17,267              18,410           $18,918          $19,468           $20,047
 5/31/2004       17,433              18,597           $18,840          $19,735           $20,197
 6/30/2004       17,719              18,904           $19,023          $20,118           $20,520
 7/31/2004       17,254              18,408           $19,371          $19,452           $20,211
 8/31/2004       17,403              18,567           $20,173          $19,530           $20,556
 9/30/2004       17,575              18,753           $20,393          $19,741           $20,779
10/31/2004       17,827              19,032           $20,740          $20,043           $21,108
11/30/2004       18,342              19,590           $20,225          $20,855           $21,480
12/31/2004       18,945              20,237           $20,784          $21,564           $22,163
 1/31/2005       18,676              19,949           $21,515          $21,037           $22,084
 2/28/2005       18,955              20,257           $21,231          $21,479           $22,285
 3/31/2005       18,631              19,914           $21,087          $21,099           $21,976
 4/30/2005       18,438              19,708           $21,911          $20,698           $22,005
 5/31/2005       19,018              20,337           $22,582          $21,356           $22,696
 6/30/2005       19,108              20,435           $23,040          $21,386           $22,878
 7/31/2005       19,584              20,954           $22,349          $22,182           $23,191
 8/31/2005       19,526              20,892           $23,098          $21,980           $23,325
 9/30/2005       19,513              20,882           $22,271          $22,158           $23,156
10/31/2005       19,142              20,496           $21,785          $21,788           $22,727
11/30/2005       19,767              21,163           $21,936          $22,612           $23,340
12/31/2005       19,854              21,263           $22,567          $22,621           $23,580
 1/31/2006       20,221              21,666           $22,283          $23,220           $23,882
 2/28/2006       20,320              21,772           $22,555          $23,283           $24,026
 3/31/2006       20,331              21,787           $21,504          $23,571           $23,829

--------------------------------------------------------------------------------
5 The Ten Largest Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 Fund characteristics, sector distribution, and portfolio holdings/allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, sector distribution, and portfolio holdings/allocations.

7 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND Class A and Administrator Class shares for the most recent ten years with the S&P 500 Index, the Lehman Brothers 20+ Treasury Index and the Asset Allocation Composite Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                    PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND (the Fund) seeks to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed income investments, and stocks.

ADVISER                                  MASTER PORTFOLIO SUBADVISERS
  Wells Fargo Funds Management, LLC        Artisan Partners Limited Partnership
                                           Cadence Capital Management LLC
                                           Cooke & Bieler, L.P.
SUBADVISER                                 Galliard Capital Management, Inc.
  Wells Capital Management Incorporated    LSV Asset Management
                                           New Star Institutional Managers Limited
                                           Peregrine Capital Management, Inc.
FUND MANAGERS                              Smith Asset Management Group, L.P.
  Thomas C. Biwer, CFA                     SSgA Funds Management
  Galen G. Blomster, CFA                   Systematic Financial Management, L.P.
  Christian L. Chan, CFA                   Wells Capital Management Incorporated
  Gregory T. Genung, CFA
  Jeffrey P. Mellas
  Andrew Owen, CFA

                                         FUND INCEPTION DATE
                                           04/30/1989

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Administrator Class shares returned 2.22% 1 for the six-month period that ended March 31, 2006, underperforming the S&P 500 Index 2, which returned 6.38%, outperforming the Lehman Brothers Aggregate Bond Index 3, which returned (0.06)%, and outperforming the Conservative Allocation Composite Index 4, which returned 2.07%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's emphasis on stocks, which significantly outperformed bonds during the six-month period, enabled the Fund to outperform all of its benchmarks except for the S&P 500 Index. The economy and the stock market have shown a lot of resilience over the past six months, despite the sharp increase in commodity prices and continued monetary tightening by the Federal Reserve Board. Sustained profit growth and a pickup in merger and acquisition activity, combined with attractive stock market valuations, have been instrumental in the global increase in stock prices. International stocks and small cap stocks led the broad increase in equity prices during the period. While the stock market has benefited from the solid traction by the economy, the bond market has had increased concern about the impact of inflation, as bond yields have moved sharply higher. Core rates of inflation remained low during the period. However, commodity prices continue to surge and the sharp advance in the price of gold gained increased attention. Long Treasury bonds were especially weak in the rising rate environment.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 5% shift toward stocks throughout the six-month period. Since the shift was originally implemented toward stocks, the Fund has employed a hedged futures overlay transaction, thus keeping the portfolio's underlying assets near their long-term strategic allocation of 20% stocks and 80% bonds. With the shift toward stocks, the portfolio maintained a long position in S&P 500 Index futures and a short position in long-term Treasury bond futures. With the futures overlay, the Fund maintained an effective target allocation of 25% stocks and 75% bonds during the period.

      During the period, a small position of 0.335% was initiated in the Strategic Small Cap Value Portfolio. The source of funds for this investment was a reduction in the Fund's position in the Small Company Value Portfolio. The overall weighting in the small company value category was unchanged at 3.75%.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      With stocks significantly outperforming long Treasury bonds, the 5% TAA Model shift toward stocks improved performance of the Fund during the six-month period. While stocks have outperformed the broad bond market, the TAA Model currently indicates that stocks remain attractive relative to bonds. As a result, the Fund will keep its overweighted position in stocks until the relative valuation between stocks and bonds returns to a more normal level.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS                    WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
----------------------------------------------------------------------------------------------------------------------
                                                                                   6-Month*  1-Year  5-Year  10-Year
----------------------------------------------------------------------------------------------------------------------
   Conservative Allocation Fund - Administrator Class (Incept. Date 11/11/1994)      2.22     5.03    3.98    6.59
----------------------------------------------------------------------------------------------------------------------
   Benchmarks
----------------------------------------------------------------------------------------------------------------------
     S&P 500 Index 2                                                                 6.38    11.72    3.97    8.95
----------------------------------------------------------------------------------------------------------------------
     Lehman Brothers Aggregate Bond Index 3                                         (0.06)    2.26    5.11    6.29
----------------------------------------------------------------------------------------------------------------------
     Conservative Allocation Composite Index 4                                       2.07     5.09    4.88    6.51
----------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

TEN LARGEST HOLDINGS 5,6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------
   U.S. Treasury Bonds, 6.25%, 08/15/2023                               1.19%
--------------------------------------------------------------------------------
   FHLMC, 6.50%, 02/25/2042                                             1.05%
--------------------------------------------------------------------------------
   GNMA, 6.99%, 08/16/2042                                              0.93%
--------------------------------------------------------------------------------
   FNMA, 5.50%, 04/25/2035                                              0.87%
--------------------------------------------------------------------------------
   Treasury Inflation Protected Notes, 2.38%, 01/15/2025                0.85%
--------------------------------------------------------------------------------
   FHLMC, 6.00%, 10/15/2021                                             0.84%
--------------------------------------------------------------------------------
   FNMA #725773, 5.50%, 09/01/2034                                      0.75%
--------------------------------------------------------------------------------
   FNMA, 4.50%, 09/25/2018                                              0.75%
--------------------------------------------------------------------------------
   FNMA #789463, 4.40%, 06/01/2034                                      0.73%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 7.25%, 08/15/2022                                0.72%

DIVERSIFIED BOND STYLE CHARACTERISTICS 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------
   Average Credit Quality 7                                               AA
--------------------------------------------------------------------------------
   Average Maturity                                               6.71 years
--------------------------------------------------------------------------------
   Duration                                                       5.00 years

NEUTRAL ALLOCATION 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks                                                   20%
   Bonds                                                    80%

EFFECTIVE ALLOCATION 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks                                                   25%
   Bonds                                                    75%

DIVERSIFIED EQUITY STYLE CHARACTERISTICS 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------
   Beta**                                                               1.06
--------------------------------------------------------------------------------
   Dividend Yield                                                       1.52%
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                        18.55x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                  3.26x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                             $21.94
--------------------------------------------------------------------------------
   5-Year Earnings Growth (historic)                                   15.52%
--------------------------------------------------------------------------------
   Portfolio Turnover***                                                  94%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 INDEX BETA IS 1.00 BY DEFINITION.

***   THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.


GROWTH OF $10,000 INVESTMENT 8 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

--------------------------------------------------------------------------------

             WELLS FARGO ADVANTAGE                                 CONSERVATIVE
                 CONSERVATIVE                    LEHMAN BROTHERS    ALLOCATION
               ALLOCATION FUND -       S&P 500   AGGREGATE BOND     COMPOSITE
              ADMINISTRATOR CLASS       INDEX         INDEX           INDEX
            -----------------------   ---------  ----------------  -------------
 3/31/1996           10,000            $10,000       $10,000         $10,000
 4/30/1996           10,067            $10,147       $9,944          $10,020
 5/31/1996           10,146            $10,408       $9,924          $10,058
 6/30/1996           10,185            $10,447       $10,057         $10,142
 7/31/1996           10,062            $9,986        $10,084         $10,070
 8/31/1996           10,134            $10,196       $10,067         $10,124
 9/30/1996           10,353            $10,769       $10,242         $10,338
10/31/1996           10,465            $11,067       $10,470         $10,514
11/30/1996           10,728            $11,902       $10,649         $10,765
12/31/1996           10,685            $11,666       $10,550         $10,693
 1/31/1997           10,835            $12,396       $10,582         $10,814
 2/28/1997           10,841            $12,492       $10,609         $10,848
 3/31/1997           10,666            $11,980       $10,491         $10,709
 4/30/1997           10,871            $12,694       $10,648         $10,905
 5/31/1997           11,118            $13,466       $10,750         $11,127
 6/30/1997           11,329            $14,069       $10,877         $11,315
 7/31/1997           11,750            $15,188       $11,171         $11,655
 8/31/1997           11,497            $14,337       $11,076         $11,502
 9/30/1997           11,798            $15,121       $11,239         $11,742
10/31/1997           11,852            $14,616       $11,402         $11,757
11/30/1997           11,967            $15,293       $11,454         $11,870
12/31/1997           12,098            $15,556       $11,570         $11,993
 1/31/1998           12,254            $15,727       $11,718         $12,126
 2/28/1998           12,429            $16,861       $11,709         $12,301
 3/31/1998           12,579            $17,724       $11,749         $12,454
 4/30/1998           12,663            $17,905       $11,810         $12,528
 5/31/1998           12,689            $17,597       $11,922         $12,554
 6/30/1998           12,883            $18,312       $12,023         $12,704
 7/31/1998           12,838            $18,118       $12,049         $12,695
 8/31/1998           12,604            $15,500       $12,245         $12,454
 9/30/1998           12,929            $16,493       $12,531         $12,771
10/31/1998           13,104            $17,834       $12,465         $12,953
11/30/1998           13,357            $18,915       $12,536         $13,150
12/31/1998           13,603            $20,004       $12,574         $13,337
 1/31/1999           13,768            $20,840       $12,663         $13,477
 2/28/1999           13,513            $20,192       $12,441         $13,259
 3/31/1999           13,679            $21,000       $12,510         $13,414
 4/30/1999           13,844            $21,813       $12,550         $13,580
 5/31/1999           13,761            $21,298       $12,439         $13,463
 6/30/1999           13,899            $22,480       $12,400         $13,584
 7/31/1999           13,844            $21,778       $12,348         $13,509
 8/31/1999           13,810            $21,670       $12,341         $13,490
 9/30/1999           13,817            $21,076       $12,485         $13,543
10/31/1999           13,968            $22,410       $12,531         $13,731
11/30/1999           14,078            $22,865       $12,529         $13,816
12/31/1999           14,207            $24,212       $12,469         $13,973
 1/31/2000           14,147            $22,997       $12,428         $13,838
 2/29/2000           14,347            $22,562       $12,579         $13,974
 3/31/2000           14,725            $24,769       $12,745         $14,294
 4/30/2000           14,621            $24,023       $12,708         $14,186
 5/31/2000           14,547            $23,531       $12,701         $14,128
 6/30/2000           14,836            $24,112       $12,965         $14,396
 7/31/2000           14,925            $23,736       $13,083         $14,428
 8/31/2000           15,206            $25,210       $13,273         $14,731
 9/30/2000           15,132            $23,879       $13,357         $14,671
10/31/2000           15,243            $23,778       $13,445         $14,699
11/30/2000           15,347            $21,905       $13,665         $14,615
12/31/2000           15,658            $22,012       $13,920         $14,856
 1/31/2001           15,824            $22,793       $14,148         $15,126
 2/28/2001           15,705            $20,717       $14,271         $14,942
 3/31/2001           15,579            $19,405       $14,342         $14,810
   4/30/01           15,840            $20,911       $14,282         $15,035
   5/31/01           15,911            $21,051       $14,368         $15,108
   6/30/01           15,871            $20,540       $14,422         $15,090
   7/31/01           16,013            $20,339       $14,745         $15,247
   8/31/01           15,958            $19,067       $14,915         $15,192
   9/30/01           15,721            $17,529       $15,090         $15,046
10/31/2001           15,974            $17,863       $15,405         $15,319
11/30/2001           16,116            $19,234       $15,192         $15,427
12/31/2001           16,173            $19,403       $15,095         $15,427
 1/31/2002           16,156            $19,120       $15,217         $15,441
 2/28/2002           16,156            $18,751       $15,365         $15,481
 3/31/2002           16,182            $19,456       $15,110         $15,476
 4/30/2002           16,216            $18,277       $15,403         $15,534
 5/31/2002           16,233            $18,143       $15,534         $15,586
 6/30/2002           16,123            $16,851       $15,668         $15,473
 7/31/2002           15,827            $15,539       $15,857         $15,322
 8/31/2002           15,894            $15,640       $16,125         $15,480
 9/30/2002           15,581            $13,941       $16,386         $15,311
10/31/2002           15,844            $15,167       $16,311         $15,508
11/30/2002           16,072            $16,058       $16,306         $15,693
12/31/2002           15,934            $15,116       $16,644         $15,718
 1/31/2003           15,820            $14,721       $16,659         $15,641
 2/28/2003           15,838            $14,500       $16,888         $15,709
 3/31/2003           15,847            $14,640       $16,875         $15,727
 4/30/2003           16,232            $15,846       $17,015         $16,071
 5/31/2003           16,618            $16,679       $17,332         $16,438
 6/30/2003           16,662            $16,893       $17,297         $16,478
 7/31/2003           16,635            $17,190       $16,716         $16,252
 8/31/2003           16,749            $17,525       $16,826         $16,390
 9/30/2003           16,854            $17,340       $17,271         $16,625
10/31/2003           17,082            $18,319       $17,110         $16,741
11/30/2003           17,144            $18,481       $17,151         $16,814
12/31/2003           17,418            $19,449       $17,326         $17,092
 1/31/2004           17,554            $19,807       $17,465         $17,244
 2/29/2004           17,690            $20,082       $17,654         $17,405
 3/31/2004           17,726            $19,779       $17,787         $17,451
 4/30/2004           17,455            $19,468       $17,324         $17,119
 5/31/2004           17,464            $19,735       $17,255         $17,124
 6/30/2004           17,563            $20,118       $17,353         $17,251
 7/31/2004           17,464            $19,452       $17,525         $17,224
 8/31/2004           17,563            $19,530       $17,860         $17,428
 9/30/2004           17,654            $19,741       $17,908         $17,515
10/31/2004           17,772            $20,043       $18,058         $17,669
11/30/2004           17,935            $20,855       $17,914         $17,766
12/31/2004           18,156            $21,564       $18,079         $17,992
 1/31/2005           18,081            $21,037       $18,193         $17,966
 2/28/2005           18,128            $21,479       $18,085         $17,997
 3/31/2005           18,025            $21,099       $17,993         $17,885
 4/30/2005           18,006            $20,698       $18,236         $17,950
 5/31/2005           18,250            $21,356       $18,433         $18,188
 6/30/2005           18,353            $21,386       $18,534         $18,279
 7/31/2005           18,456            $22,182       $18,366         $18,335
 8/31/2005           18,550            $21,980       $18,601         $18,465
 9/30/2005           18,521            $22,158       $18,409         $18,414
10/31/2005           18,390            $21,788       $18,264         $18,267
11/30/2005           18,606            $22,612       $18,344         $18,460
12/31/2005           18,715            $22,621       $18,518         $18,602
 1/31/2006           18,873            $23,220       $18,520         $18,758
 2/28/2006           18,912            $23,283       $18,581         $18,808
 3/31/2006           18,932            $23,571       $18,399         $18,796

      The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

      Performance shown for the Administrator Class (formerly named Institutional Class) shares for periods prior to November 8, 1999, reflects the performance of the Institutional Class shares of Norwest Advantage Strategic Income Fund, it predecessor fund.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

3 The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an Index.

4 The Conservative Allocation Composite Index is weighted 5% in the S&P 500 Index, 55% in the Lehman Brothers Aggregate Bond Index, 25% in the Lehman Brothers 9-12 Month U.S. Treasury Bond Index, 5% in the Russell 1000(R) Value Index, 5% in the Russell 1000(R) Growth, 3% in the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI/EAFE") Index, and 2% in the Russell 2000(R) Index. The LEHMAN BROTHERS 9-12 MONTH U.S. TREASURY BOND INDEX is an unmanaged index that includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE INDEX is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. The RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

5 The Ten Largest Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust.

6 Style characteristics and portfolio holdings/allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of style characteristics and portfolio holdings/allocations.

7 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND Administrator Class shares for the most recent ten years with the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Conservative Allocation Composite Index. The chart assumes a hypothetical $10,000 investment in Administrator Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                    PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE GROWTH BALANCED FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE GROWTH BALANCED FUND (the Fund) seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

ADVISER                                   MASTER PORTFOLIO SUBADVISERS
   Wells Fargo Funds Management, LLC        Artisan Partners Limited Partnership
                                            Cadence Capital Management LLC
                                            Cooke & Bieler, L.P.
SUBADVISER                                  Galliard Capital Management, Inc.
   Wells Capital Management Incorporated    LSV Asset Management
                                            New Star Institutional Managers Limited
                                            Peregrine Capital Management, Inc.
FUND MANAGERS                               Smith Asset Management Group, L.P.
   Thomas C. Biwer, CFA                     SSgA Funds Management
   Galen G. Blomster, CFA                   Systematic Financial Management, L.P.
   Christian L. Chan, CFA                   Wells Capital Management Incorporated
   Gregory T. Genung, CFA
   Jeffrey P. Mellas
   Andrew Owen, CFA

                                          FUND INCEPTION DATE
                                            04/30/1989

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 6.17% 1 (excluding sales charge), for the six-month period that ended March 31, 2006, underperforming the S&P 500 Index 2, which returned 6.38%, outperforming the Lehman Brothers Aggregate Bond Index 3, which returned (0.06)%, and outperforming the Growth Balanced Composite Index 4, which returned 5.50%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's emphasis on stocks, which significantly outperformed bonds during the six-month period, enabled the Fund to outperform all of its benchmarks except for the S&P 500 Index. The economy and the stock market have shown a lot of resilience over the past six months, despite the sharp increase in commodity prices and continued monetary tightening by the Federal Reserve Board. Sustained profit growth and a pickup in merger and acquisition activity, combined with attractive stock market valuations, have been instrumental in the global increase in stock prices. International stocks and small cap stocks led the broad increase in equity prices during the period. While the stock market benefited from the solid traction by the economy, the bond market has had increased concern about the impact of inflation, as bond yields have moved sharply higher. Core rates of inflation remain low during the period. However, commodity prices continued to surge and the sharp advance in the price of gold gained increased attention. Long Treasury bonds were especially weak in the rising rate environment.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 15% shift toward stocks throughout the six-month period. Since the shift was originally implemented toward stocks, the Fund has employed a hedged futures overlay transaction, thus keeping the portfolio's underlying assets near their long-term strategic allocation of 65% stocks and 35% bonds. With the shift toward stocks, the portfolio maintained a long position in S&P 500 Index futures and a short position in long-term Treasury bond futures. With the futures overlay, the Fund maintained an effective target allocation of 80% stocks and 20% bonds during the period.

      During the period, a small position of 1.1% was initiated in the Strategic Small Cap Value Portfolio. The source of funds for this investment was a reduction in the Fund's position in the Small Company Value Portfolio. The overall weighting in the small company value category was unchanged at 3.75%.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      With stocks significantly outperforming long Treasury bonds, maintaining the 15% TAA Model shift toward stocks improved performance of the Fund during the six-month period. While stocks have outperformed the broad bond market, the TAA Model currently indicates that stocks remain attractive relative to bonds. As a result, the Fund will keep its overweighted position in stocks until the relative valuation between stocks and bonds returns to a more normal level.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE GROWTH BALANCED FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

      Performance shown for Class A, Class B, Class C and Administrator Class (formerly named Institutional) shares of the WELLS FARGO ADVANTAGE GROWTH BALANCED FUND for periods prior to November 8, 1999, reflects the performance of the Class A, Class B, Class C and Institutional Class shares of the Norwest Advantage Growth Balanced Fund, its predecessor fund. Performance shown for the Class A shares for periods prior to October 14, 1998, reflects the performance of the Administrator Class shares of the Fund, adjusted to reflect Class A sales charges and expenses. Performance shown for the Class B and Class C shares of the Fund for periods prior

PERFORMANCE HIGHLIGHTS                    WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
----------------------------------------------------------------------------------------------------------------------------------
                                                                 Including Sales Charge              Excluding Sales Charge
                                                            ---------------------------------   ---------------------------------
                                                            6-Month*  1-Year  5-Year  10-Year   6-Month*  1-Year  5-Year  10-Year
----------------------------------------------------------------------------------------------------------------------------------
   Growth Balanced Fund - Class A (Incept. Date 10/14/1998)   0.06     4.91    3.63    8.12       6.17    11.31    4.86    8.76
----------------------------------------------------------------------------------------------------------------------------------
   Growth Balanced Fund - Class B (Incept. Date 10/01/1998)   0.78     5.51    3.74    7.96       5.78    10.51    4.08    7.96
----------------------------------------------------------------------------------------------------------------------------------
   Growth Balanced Fund - Class C (Incept. Date 10/01/1998)   4.74     9.46    4.07    7.97       5.74    10.46    4.07    7.97
----------------------------------------------------------------------------------------------------------------------------------
   Growth Balanced Fund - Administrator Class
     (Incept. 11/11/1994)                                                                         6.30    11.60    5.12    8.95
----------------------------------------------------------------------------------------------------------------------------------
   Benchmarks
     S&P 500 Index 2                                                                              6.38    11.72    3.97    8.95
----------------------------------------------------------------------------------------------------------------------------------
     Lehman Brothers Aggregate Bond Index 3                                                      (0.06)    2.26    5.11    6.29
----------------------------------------------------------------------------------------------------------------------------------
     Growth Balanced Composite Index 4                                                            5.50    10.97    6.08    8.28

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

TEN LARGEST HOLDINGS 5,6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------
   Microsoft Corporation                                                1.41%
--------------------------------------------------------------------------------
   Goldman Sachs Group Incorporated                                     1.12%
--------------------------------------------------------------------------------
   Exxon Mobil Corporation                                              1.07%
--------------------------------------------------------------------------------
   American International Group Incorporated                            0.89%
--------------------------------------------------------------------------------
   eBay Incorporated                                                    0.89%
--------------------------------------------------------------------------------
   Medtronic Incorporated                                               0.80%
--------------------------------------------------------------------------------
   Bank of America Corporation                                          0.79%
--------------------------------------------------------------------------------
   Cisco Systems Incorporated                                           0.79%
--------------------------------------------------------------------------------
   U.S. Treasury Bill, 4.16%, 05/11/2006                                0.76%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.25%, 08/15/2023                                0.76%

DIVERSIFIED BOND STYLE CHARACTERISTICS 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------
   Average Credit Quality 7                                                 AA
--------------------------------------------------------------------------------
   AVERAGE MATURITY                                                 6.71 YEARS
--------------------------------------------------------------------------------
   Duration                                                         5.00 years
--------------------------------------------------------------------------------

NEUTRAL ALLOCATION 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks                                                   65%
   Bonds                                                    35%

EFFECTIVE ALLOCATION 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks                                                   80%
   Bonds                                                    20%

DIVERSIFIED EQUITY STYLE CHARACTERISTICS 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------
   Beta**                                                               1.06
--------------------------------------------------------------------------------
   Dividend Yield                                                       1.52%
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                        18.55x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                  3.26x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                             $21.94
--------------------------------------------------------------------------------
   5-Year Earnings Growth (historic)                                   15.52%
--------------------------------------------------------------------------------
   Portfolio Turnover***                                                  62%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 INDEX BETA IS 1.00 BY DEFINITION.

***   THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

GROWTH OF $10,000 INVESTMENT 8 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                 WELLS FARGO
              WELLS FARGO     ADVANTAGE GROWTH             LEHMAN       GROWTH
            ADVANTAGE GROWTH    BALANCE FUND -            BROTHERS     BALANCE
             BALANCE FUND -     ADMINISTRATOR   S&P 500   AGGREGATE   COMPOSITE
                CLASS A             CLASS        INDEX   BOND INDEX     INDEX
            ----------------  ----------------  -------  ----------  -----------
 3/31/1996        9,425             10,000      $10,000    $10,000     $10,000
 4/30/1996        9,586             10,172      $10,147    $9,944      $10,116
 5/31/1996        9,732             10,326      $10,408    $9,924      $10,237
 6/30/1996        9,736             10,330      $10,447    $10,057     $10,274
 7/31/1996        9,425             10,000       $9,986    $10,084      $9,961
 8/31/1996        9,553             10,136      $10,196    $10,067     $10,117
 9/30/1996        9,932             10,538      $10,769    $10,242     $10,509
10/31/1996       10,002             10,633      $11,067    $10,470     $10,692
11/30/1996       10,480             11,117      $11,902    $10,649     $11,214
12/31/1996       10,388             11,022      $11,666    $10,550     $11,088
 1/31/1997       10,734             11,389      $12,396    $10,582     $11,402
 2/28/1997       10,734             11,389      $12,492    $10,609     $11,442
 3/31/1997       10,397             11,032      $11,980    $10,491     $11,123
 4/30/1997       10,743             11,398      $12,694    $10,648     $11,492
 5/31/1997       11,271             11,959      $13,466    $10,750     $12,039
 6/30/1997       11,676             12,388      $14,069    $10,877     $12,437
 7/31/1997       12,340             13,093      $15,188    $11,171     $13,103
 8/31/1997       11,853             12,576      $14,337    $11,076     $12,669
 9/30/1997       12,386             13,141      $15,121    $11,239     $13,202
10/31/1997       12,145             12,885      $14,616    $11,402     $12,922
11/30/1997       12,364             13,132      $15,293    $11,454     $13,203
12/31/1997       12,547             13,312      $15,556    $11,570     $13,400
 1/31/1998       12,712             13,487      $15,727    $11,718     $13,564
 2/28/1998       13,278             14,088      $16,861    $11,709     $14,184
 3/31/1998       13,673             14,507      $17,724    $11,749     $14,632
 4/30/1998       13,824             14,667      $17,905    $11,810     $14,748
 5/31/1998       13,683             14,517      $17,597    $11,922     $14,594
 6/30/1998       14,034             14,890      $18,312    $12,023     $14,922
 7/31/1998       13,863             14,708      $18,118    $12,049     $14,785
 8/31/1998       12,624             13,394      $15,500    $12,245     $13,438
 9/30/1998       13,146             13,948      $16,493    $12,531     $14,010
10/31/1998       13,923             14,771      $17,834    $12,465     $14,708
11/30/1998       14,651             15,547      $18,915    $12,536     $15,298
12/31/1998       15,353             16,299      $20,004    $12,574     $15,887
 1/31/1999       15,741             16,715      $20,840    $12,663     $16,216
 2/28/1999       15,320             16,272      $20,192    $12,441     $15,754
 3/31/1999       15,703             16,676      $21,000    $12,510     $16,155
 4/30/1999       16,105             17,108      $21,813    $12,550     $16,681
 5/31/1999       15,897             16,895      $21,298    $12,439     $16,385
 6/30/1999       16,469             17,501      $22,480    $12,400     $16,889
 7/31/1999       16,226             17,244      $21,778    $12,348     $16,629
 8/31/1999       16,095             17,113      $21,670    $12,341     $16,523
 9/30/1999       15,853             16,857      $21,076    $12,485     $16,382
10/31/1999       16,367             17,408      $22,410    $12,531     $16,990
11/30/1999       16,731             17,796      $22,865    $12,529     $17,297
12/31/1999       17,214             18,318      $24,212    $12,469     $18,018
 1/31/2000       16,933             18,017      $22,997    $12,428     $17,487
 2/29/2000       17,172             18,276      $22,562    $12,579     $17,669
 3/31/2000       18,063             19,226      $24,769    $12,745     $18,578
 4/30/2000       17,808             18,960      $24,023    $12,708     $18,121
 5/31/2000       17,568             18,707      $23,531    $12,701     $17,829
 6/30/2000       18,011             19,185      $24,112    $12,965     $18,287
 7/31/2000       17,990             19,161      $23,736    $13,083     $18,099
 8/31/2000       18,615             19,833      $25,210    $13,273     $18,908
 9/30/2000       18,209             19,409      $23,879    $13,357     $18,399
10/31/2000       18,344             19,550      $23,778    $13,445     $18,265
11/30/2000       18,032             19,220      $21,905    $13,665     $17,400
12/31/2000       18,521             19,749      $22,012    $13,920     $17,736
 1/31/2001       18,769             20,012      $22,793    $14,148     $18,209
 2/28/2001       17,896             19,088      $20,717    $14,271     $17,200
 3/31/2001       17,215             18,362      $19,405    $14,342     $16,483
 4/30/2001       18,319             19,544      $20,911    $14,282     $17,333
 5/31/2001       18,375             19,614      $21,051    $14,368     $17,378
 6/30/2001       18,082             19,300      $20,540    $14,422     $17,174
 7/31/2001       18,009             19,229      $20,339    $14,745     $17,115
 8/31/2001       17,508             18,696      $19,067    $14,915     $16,592
 9/30/2001       16,427             17,547      $17,529    $15,090     $15,674
10/31/2001       16,742             17,887      $17,863    $15,405     $16,048
11/30/2001       17,716             18,927      $19,234    $15,192     $16,711
12/31/2001       17,938             19,168      $19,403    $15,095     $16,834
 1/31/2002       17,720             18,932      $19,120    $15,217     $16,673
 2/28/2002       17,455             18,655      $18,751    $15,365     $16,551
 3/31/2002       18,044             19,290      $19,456    $15,110     $16,950
 4/30/2002       17,673             18,898      $18,277    $15,403     $16,600
 5/31/2002       17,555             18,776      $18,143    $15,534     $16,550
 6/30/2002       16,943             18,122      $16,851    $15,668     $15,888
 7/31/2002       15,670             16,764      $15,539    $15,857     $15,063
 8/31/2002       15,647             16,744      $15,640    $16,125     $15,188
 9/30/2002       14,292             15,293      $13,941    $16,386     $14,246
10/31/2002       15,140             16,211      $15,167    $16,311     $14,915
11/30/2002       15,859             16,980      $16,058    $16,306     $15,493
12/31/2002       15,083             16,151      $15,116    $16,644     $15,067
 1/31/2003       14,700             15,745      $14,721    $16,659     $14,800
 2/28/2003       14,443             15,470      $14,500    $16,888     $14,699
 3/31/2003       14,521             15,559      $14,640    $16,875     $14,750
 4/30/2003       15,471             16,584      $15,846    $17,015     $15,610
 5/31/2003       16,147             17,307      $16,679    $17,332     $16,337
 6/30/2003       16,356             17,534      $16,893    $17,297     $16,487
 7/31/2003       16,834             18,050      $17,190    $16,716     $16,553
 8/31/2003       17,074             18,312      $17,525    $16,826     $16,841
 9/30/2003       16,900             18,126      $17,340    $17,271     $16,942
10/31/2003       17,755             19,048      $18,319    $17,110     $17,561
11/30/2003       17,905             19,213      $18,481    $17,151     $17,748
12/31/2003       18,587             19,953      $19,449    $17,326     $18,399
 1/31/2004       18,812             20,199      $19,807    $17,465     $18,696
 2/29/2004       19,013             20,417      $20,082    $17,654     $18,947
 3/31/2004       18,892             20,291      $19,779    $17,787     $18,888
 4/30/2004       18,575             19,953      $19,468    $17,324     $18,453
 5/31/2004       18,715             20,115      $19,735    $17,255     $18,580
 6/30/2004       18,959             20,382      $20,118    $17,353     $18,875
 7/31/2004       18,380             19,763      $19,452    $17,525     $18,480
 8/31/2004       18,361             19,742      $19,530    $17,860     $18,645
 9/30/2004       18,593             19,995      $19,741    $17,908     $18,876
10/31/2004       18,800             20,220      $20,043    $18,058     $19,164
11/30/2004       19,544             21,023      $20,855    $17,914     $19,736
12/31/2004       20,039             21,563      $21,564    $18,079     $20,264
 1/31/2005       19,585             21,080      $21,037    $18,193     $19,969
 2/28/2005       19,921             21,448      $21,479    $18,085     $20,244
 3/31/2005       19,610             21,116      $21,099    $17,993     $19,957
 4/30/2005       19,200             20,677      $20,698    $18,236     $19,751
 5/31/2005       19,709             21,232      $21,356    $18,433     $20,245
 6/30/2005       19,827             21,361      $21,386    $18,534     $20,389
 7/31/2005       20,498             22,089      $22,182    $18,366     $20,850
 8/31/2005       20,399             21,988      $21,980    $18,601     $20,881
 9/30/2005       20,561             22,169      $22,158    $18,409     $20,991
10/31/2005       20,281             21,873      $21,788    $18,264     $20,654
11/30/2005       20,896             22,536      $22,612    $18,344     $21,182
12/31/2005       20,946             22,596      $22,621    $18,518     $21,354
 1/31/2006       21,490             23,185      $23,220    $18,520     $21,894
 2/28/2006       21,510             23,216      $23,283    $18,581     $21,936
 3/31/2006       21,828             23,565      $23,571    $18,399     $22,146

--------------------------------------------------------------------------------
to October 1, 1998, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class B and Class C sales charges and expenses, respectively.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

3 The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an Index.

4 The Growth Balanced Allocation Composite Index is weighted 16.25% in the S&P 500 Index, 35% in the Lehman Brothers Aggregate Bond Index, 16.25% in the Russell 1000 (R) Value Index, 16.25% in the Russell 1000 (R) Growth, 9.75% in the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI/EAFE") Index, and 6.50% in the Russell 2000 (R) Index. The RUSSELL 1000
(R) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The RUSSELL 1000
(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE INDEX is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. The RUSSELL 2000 (R) INDEX Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

5 The Ten Largest Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust.

6 Style characteristics and portfolio holdings/allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of style characteristics and portfolio holdings/allocations.

7 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE GROWTH BALANCED FUND Class A and Administrator Class shares for the most recent ten years with the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Growth Balanced Composite Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                    PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MODERATE BALANCED FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE MODERATE BALANCED FUND (the Fund) seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

ADVISER                                  MASTER PORTFOLIO SUBADVISERS
  Wells Fargo Funds Management, LLC        Artisan Partners Limited Partnership
                                           Cadence Capital Management LLC
                                           Cooke & Bieler, L.P.
SUBADVISER                                 Galliard Capital Management, Inc.
  Wells Capital Management Incorporated    LSV Asset Management
                                           New Star Institutional Managers Limited
                                           Peregrine Capital Management, Inc.
FUND MANAGERS                              Smith Asset Management Group, L.P.
  Thomas C. Biwer, CFA                     SSgA Funds Management
  Galen G. Blomster, CFA                   Systematic Financial Management, L.P.
  Christian L. Chan, CFA                   Wells Capital Management Incorporated
  Gregory T. Genung, CFA
  Jeffrey P. Mellas
  Andrew Owen, CFA
                                         FUND INCEPTION DATE
                                           04/30/1989

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 4.02% 1 (excluding sales charge) for the six-month period that ended March 31, 2006, underperforming the S&P 500 Index 2, which returned 6.38%, outperforming the Lehman Brothers Aggregate Bond Index 3, which returned (0.06)%, and outperforming the Moderate Balanced Composite Index 4, which returned 3.61%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's emphasis on stocks, which significantly outperformed bonds during the six-month period, enabled the Fund to outperform all of its benchmarks except for the S&P 500 Index. The economy and the stock market have shown a lot of resilience over the past six months, despite the sharp increase in commodity prices and continued monetary tightening by the Federal Reserve Board. Sustained profit growth and a pickup in merger and acquisition activity, combined with attractive stock market valuations, have been instrumental in the global increase in stock prices. International stocks and small cap stocks led the broad increase in equity prices during the period. While the stock market benefited from the solid traction by the economy, the bond market has had increased concern about the impact of inflation, as bond yields have moved sharply higher. Core rates of inflation remained low during the period. However, commodity prices continue to surge and the sharp advance in the price of gold gained increased attention. Long Treasury bonds were especially weak in the rising rate environment.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 10% shift toward stocks throughout the six-month period. Since the shift was originally implemented toward stocks, the Fund has employed a hedged futures overlay transaction, thus keeping the portfolio's underlying assets near their long-term strategic allocation of 40% stocks and 60% bonds. With the shift toward stocks, the portfolio maintained a long position in S&P 500 Index futures and a short position in long-term Treasury bond futures. With the futures overlay, the Fund maintained an effective target allocation of 50% stocks and 50% bonds during the period.

      During the period, a small position of 0.68% was initiated in the Strategic Small Cap Value Portfolio. The source of funds for this investment was a reduction in the Fund's position in the Small Company Value Portfolio. The overall weighting in the small company value category was unchanged at 3.75%.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      With stocks significantly outperforming long Treasury bonds, maintaining the 10% TAA Model shift toward stocks improved performance of the Fund during the six-month period. While stocks have outperformed the broad bond market, the TAA Model currently indicates that stocks remain attractive relative to bonds. As a result, the Fund will keep its overweighted position in stocks until the relative valuation between stocks and bonds returns to a more normal level.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of March 31, 2006 and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE MODERATE BALANCED FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

      Performance shown for Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE MODERATE BALANCED FUND for periods prior to January 30, 2004, reflects the performance of the Institutional Class shares of the Fund, adjusted to reflect applicable sales charges and expenses. Performance shown for the Administrator Class (formerly Institutional Class) shares for periods prior to November 8, 1999, reflects the performance of the Institutional Class shares of the Norwest Advantage Moderate Balanced Fund, its predecessor fund.

PERFORMANCE HIGHLIGHTS                    WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Including Sales Charge              Excluding Sales Charge
                                                              ---------------------------------------------------------------------
                                                              6-Month*  1-Year  5-Year  10-Year  6-Month*  1-Year  5-Year  10-Year
-----------------------------------------------------------------------------------------------------------------------------------
   Moderate Balanced Fund - Class A (Incept. Date 01/30/2004)  (1.96)    1.55    3.14    6.79      4.02     7.75    4.37     7.43
-----------------------------------------------------------------------------------------------------------------------------------
   Moderate Balanced Fund - Class B (Incept. Date 01/30/2004)  (1.39)    1.91    3.24    6.63      3.61     6.91    3.59     6.63
-----------------------------------------------------------------------------------------------------------------------------------
   Moderate Balanced Fund - Class C (Incept. Date 01/30/2004)   2.59     5.88    3.58    6.63      3.59     6.88    3.58     6.63
-----------------------------------------------------------------------------------------------------------------------------------
   Moderate Balanced Fund - Administrator Class
     (Incept. Date 11/11/1994)                                                                     4.12     7.99    4.62     7.69
-----------------------------------------------------------------------------------------------------------------------------------
   Benchmarks
-----------------------------------------------------------------------------------------------------------------------------------
     S&P 500 Index 2                                                                               6.38    11.72    3.97     8.95
-----------------------------------------------------------------------------------------------------------------------------------
     Lehman Brothers Aggregate Bond Index 3                                                       (0.06)    2.26    5.11     6.29
-----------------------------------------------------------------------------------------------------------------------------------
     Moderate Balanced Composite Index 4                                                           3.61     7.69    5.44     7.34

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

TEN LARGEST HOLDINGS 5,6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.25%, 08/15/2023                                0.97%
--------------------------------------------------------------------------------
   Microsoft Corporation                                                0.87%
--------------------------------------------------------------------------------
   FHLMC, 6.50%, 02/25/2042                                             0.86%
--------------------------------------------------------------------------------
   GNMA, 6.99%, 08/16/2042                                              0.76%
--------------------------------------------------------------------------------
   FNMA, 5.50%, 04/25/2035                                              0.71%
--------------------------------------------------------------------------------
   Goldman Sachs Group Incorporated                                     0.69%
--------------------------------------------------------------------------------
   Treasury Inflation Protected Notes, 2.38%, 01/15/2025                0.69%
--------------------------------------------------------------------------------
   FHLMC, 6.00%, 10/15/2021                                             0.68%
--------------------------------------------------------------------------------
   Exxon Mobil Corporation                                              0.66%
--------------------------------------------------------------------------------
   U.S. Treasury Bill, 4.13%, 05/11/2006                                0.64%

DIVERSIFIED BOND STYLE CHARACTERISTICS 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------
   Average Credit Quality 7                                               AA
--------------------------------------------------------------------------------
   Average Maturity                                                6.71 years
--------------------------------------------------------------------------------
   Duration                                                        5.00 years
--------------------------------------------------------------------------------

NEUTRAL ALLOCATION 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks                                                   40%
   Bonds                                                    60%

EFFECTIVE ALLOCATION 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks                                                   50%
   Bonds                                                    50%

DIVERSIFIED EQUITY STYLE CHARACTERISTICS 5 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------
   Beta**                                                               1.06
--------------------------------------------------------------------------------
   Dividend Yield                                                       1.52%
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                        18.55x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                  3.26x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                             $21.94
--------------------------------------------------------------------------------
   5-Year Earnings Growth (historic)                                   15.52%
--------------------------------------------------------------------------------
   Portfolio Turnover***                                                  78%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 INDEX BETA IS 1.00 BY DEFINITION.

***   THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

GROWTH OF $10,000 INVESTMENT 8 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                                                        LEHMAN     MODERATE
             WELLS FARGO ADVANTAGE  WELLS FARGO ADVANTAGE              BROTHERS    BALANCEd
               MODERATE BALANCED      MODERATE BALANCED     S&P 500   AGGREGATE    COMPOSITE
                 FUND-CLASS A        ADMINISTRATOR CLASS     INDEX    BOND INDEX     INDEX
----------  ----------------------  ---------------------  --------  -----------  -----------
 3/31/1996           9,425                 10,000           $10,000    $10,000      $10,000
 4/30/1996           9,528                 10,111           $10,147     $9,944      $10,064
 5/31/1996           9,625                 10,217           $10,408     $9,924      $10,139
 6/30/1996           9,652                 10,247           $10,447    $10,057      $10,202
 7/31/1996           9,460                 10,045            $9,986    $10,084      $10,023
 8/31/1996           9,548                 10,141           $10,196    $10,067      $10,124
 9/30/1996           9,816                 10,428           $10,769    $10,242      $10,416
10/31/1996           9,914                 10,534           $11,067    $10,470      $10,593
11/30/1996          10,235                 10,877           $11,902    $10,649      $10,962
12/31/1996          10,175                 10,816           $11,666    $10,550      $10,868
 1/31/1997          10,403                 11,060           $12,396    $10,582      $11,074
 2/28/1997          10,411                 11,071           $12,492    $10,609      $11,110
 3/31/1997          10,184                 10,832           $11,980    $10,491      $10,895
 4/30/1997          10,431                 11,097           $12,694    $10,648      $11,166
 5/31/1997          10,758                 11,447           $13,466    $10,750      $11,528
 6/30/1997          11,025                 11,734           $14,069    $10,877      $11,804
 7/31/1997          11,520                 12,264           $15,188    $11,171      $12,280
 8/31/1997          11,184                 11,909           $14,337    $11,076      $12,011
 9/30/1997          11,560                 12,311           $15,121    $11,239      $12,374
10/31/1997          11,478                 12,227           $14,616    $11,402      $12,264
11/30/1997          11,630                 12,391           $15,293    $11,454      $12,448
12/31/1997          11,774                 12,547           $15,556    $11,570      $12,602
 1/31/1998          11,925                 12,710           $15,727    $11,718      $12,747
 2/28/1998          12,262                 13,072           $16,861    $11,709      $13,109
 3/31/1998          12,506                 13,334           $17,724    $11,749      $13,384
 4/30/1998          12,613                 13,451           $17,905    $11,810      $13,475
 5/31/1998          12,561                 13,398           $17,597    $11,922      $13,427
 6/30/1998          12,811                 13,667           $18,312    $12,023      $13,650
 7/31/1998          12,710                 13,562           $18,118    $12,049      $13,589
 8/31/1998          12,058                 12,868           $15,500    $12,245      $12,894
 9/30/1998          12,454                 13,293           $16,493    $12,531      $13,318
10/31/1998          12,855                 13,725           $17,834    $12,465      $13,720
11/30/1998          13,279                 14,180           $18,915    $12,536      $14,081
12/31/1998          13,714                 14,648           $20,004    $12,574      $14,432
 1/31/1999          13,973                 14,928           $20,840    $12,663      $14,649
 2/28/1999          13,656                 14,592           $20,192    $12,441      $14,335
 3/31/1999          13,910                 14,866           $21,000    $12,510      $14,591
 4/30/1999          14,174                 15,152           $21,813    $12,550      $14,902
 5/31/1999          14,037                 15,009           $21,298    $12,439      $14,715
 6/30/1999          14,331                 15,326           $22,480    $12,400      $14,990
 7/31/1999          14,206                 15,195           $21,778    $12,348      $14,844
 8/31/1999          14,139                 15,127           $21,670    $12,341      $14,791
 9/30/1999          14,049                 15,033           $21,076    $12,485      $14,766
10/31/1999          14,325                 15,332           $22,410    $12,531      $15,123
11/30/1999          14,525                 15,550           $22,865    $12,529      $15,297
12/31/1999          14,778                 15,824           $24,212    $12,469      $15,678
 1/31/2000          14,636                 15,675           $22,997    $12,428      $15,390
 2/29/2000          14,842                 15,899           $22,562    $12,579      $15,544
 3/31/2000          15,396                 16,495           $24,769    $12,745      $16,095
 4/30/2000          15,241                 16,332           $24,023    $12,708      $15,853
 5/31/2000          15,111                 16,197           $23,531    $12,701      $15,705
 6/30/2000          15,443                 16,556           $24,112    $12,965      $16,047
 7/31/2000          15,490                 16,610           $23,736    $13,083      $15,993
 8/31/2000          15,879                 17,031           $25,210    $13,273      $16,495
 9/30/2000          15,693                 16,834           $23,879    $13,357      $16,261
10/31/2000          15,809                 16,963           $23,778    $13,445      $16,225
11/30/2000          15,775                 16,929           $21,905    $13,665      $15,830
12/31/2000          16,145                 17,330           $22,012    $13,920      $16,109
 1/31/2001          16,321                 17,522           $22,793    $14,148      $16,462
 2/28/2001          15,918                 17,093           $20,717    $14,271      $15,945
 3/31/2001          15,583                 16,738           $19,405    $14,342      $15,572
   4/30/01          16,180                 17,382           $20,911    $14,282      $16,061
   5/31/01          16,245                 17,456           $21,051    $14,368      $16,123
   6/30/01          16,097                 17,300           $20,540    $14,422      $16,028
   7/31/01          16,149                 17,359           $20,339    $14,745      $16,093
   8/31/01          15,911                 17,108           $19,067    $14,915      $15,841
   9/30/01          15,344                 16,501           $17,529    $15,090      $15,367
10/31/2001          15,602                 16,782           $17,863    $15,405      $15,681
11/30/2001          16,094                 17,315           $19,234    $15,192      $16,034
12/31/2001          16,219                 17,453           $19,403    $15,095      $16,088
 1/31/2002          16,113                 17,342           $19,120    $15,217      $16,026
 2/28/2002          15,991                 17,215           $18,751    $15,365      $15,996
 3/31/2002          16,261                 17,509           $19,456    $15,110      $16,167
 4/30/2002          16,125                 17,366           $18,277    $15,403      $16,050
 5/31/2002          16,085                 17,326           $18,143    $15,534      $16,057
 6/30/2002          15,772                 16,993           $16,851    $15,668      $15,706
 7/31/2002          15,076                 16,247           $15,539    $15,857      $15,257
 8/31/2002          15,088                 16,263           $15,640    $16,125      $15,398
 9/30/2002          14,334                 15,453           $13,941    $16,386      $14,878
10/31/2002          14,875                 16,041           $15,167    $16,311      $15,296
11/30/2002          15,306                 16,509           $16,058    $16,306      $15,661
12/31/2002          14,889                 16,062           $15,116    $16,644      $15,481
 1/31/2003          14,656                 15,814           $14,721    $16,659      $15,317
 2/28/2003          14,538                 15,690           $14,500    $16,888      $15,305
 3/31/2003          14,573                 15,731           $14,640    $16,875      $15,339
 4/30/2003          15,199                 16,410           $15,846    $17,015      $15,922
 5/31/2003          15,686                 16,940           $16,679    $17,332      $16,450
 6/30/2003          15,806                 17,072           $16,893    $17,297      $16,540
 7/31/2003          16,025                 17,312           $17,190    $16,716      $16,449
 8/31/2003          16,190                 17,495           $17,525    $16,826      $16,653
 9/30/2003          16,156                 17,461           $17,340    $17,271      $16,826
10/31/2003          16,650                 18,000           $18,319    $17,110      $17,166
11/30/2003          16,746                 18,107           $18,481    $17,151      $17,289
12/31/2003          17,178                 18,578           $19,449    $17,326      $17,728
 1/31/2004          17,342                 18,759           $19,807    $17,465      $17,941
 2/29/2004          17,501                 18,931           $20,082    $17,654      $18,140
 3/31/2004          17,461                 18,897           $19,779    $17,787      $18,140
 4/30/2004          17,191                 18,604           $19,468    $17,324      $17,767
 5/31/2004          17,254                 18,681           $19,735    $17,255      $17,825
 6/30/2004          17,414                 18,854           $20,118    $17,353      $18,023
 7/31/2004          17,103                 18,526           $19,452    $17,525      $17,838
 8/31/2004          17,151                 18,570           $19,530    $17,860      $18,023
 9/30/2004          17,286                 18,733           $19,741    $17,908      $18,172
10/31/2004          17,437                 18,897           $20,043    $18,058      $18,383
11/30/2004          17,843                 19,336           $20,855    $17,914      $18,684
12/31/2004          18,160                 19,690           $21,564    $18,079      $19,037
 1/31/2005          17,934                 19,438           $21,037    $18,193      $18,897
 2/28/2005          18,101                 19,627           $21,479    $18,085      $19,032
 3/31/2005          17,909                 19,429           $21,099    $17,993      $18,848
 4/30/2005          17,726                 19,230           $20,698    $18,236      $18,797
 5/31/2005          18,068                 19,600           $21,356    $18,433      $19,143
 6/30/2005          18,160                 19,708           $21,386    $18,534      $19,256
 7/31/2005          18,502                 20,088           $22,182    $18,366      $19,484
 8/31/2005          18,510                 20,097           $21,980    $18,601      $19,572
 9/30/2005          18,552                 20,151           $22,158    $18,409      $19,590
10/31/2005          18,368                 19,952           $21,788    $18,264      $19,365
11/30/2005          18,744                 20,358           $22,612    $18,344      $19,699
12/31/2005          18,821                 20,445           $22,621    $18,518      $19,853
 1/31/2006          19,126                 20,786           $23,220    $18,520      $20,170
 2/28/2006          19,153                 20,825           $23,283    $18,581      $20,217
 3/31/2006          19,297                 20,980           $23,571    $18,399      $20,298

--------------------------------------------------------------------------------
2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an Index.

4 The Moderate Balanced Allocation Composite Index is weighted 10% in the S&P 500 Index, 45% in the Lehman Brothers Aggregate Bond Index, 15% in the Lehman Brothers 9-12 Month U.S. Treasury Bond Index, 10% in the Russell 1000 (R) Value Index, 10% in the Russell 1000 (R) Growth, 6% in the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI/EAFE") Index, and 4% in the Russell 2000 (R) Index. The LEHMAN BROTHERS 9-12 MONTH U.S. TREASURY BOND INDEX is an unmanaged index that includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The RUSSELL 1000 (R) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-booK ratios and lower forecasted growth values. The RUSSELL 1000 (R) GROWTH INDEX measures the performance of those Russell 1000 companies with higheR price-to-book ratios and higher forecasted growth values. The MSCI EAFE INDEX is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. The RUSSELL 2000 (R) INDEX Measures the performance of the 2,000 smallesT companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

5 The Ten Largest Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust.

6 Style characteristics and portfolio holdings/allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of style characteristics and portfolio holdings/allocations.

7 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE MODERATE BALANCED FUND Class A and Administrator Class shares for the most recent ten years with the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index and the Moderate Balanced Composite Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                 FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Beginning     Ending
                                                          Account      Account      Expenses
                                                           Value        Value     Paid During     Net Annual
                                                        10/01/2005   03/31/2006     Period*     Expense Ratio
   Aggressive Allocation Fund
----------------------------------------------------------------------------------------------------------------
   Aggressive Allocation Fund - Administrator Class
   Actual                                                $1,000.00    $1,074.30      $ 5.17         1.00%
----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)              $1,000.00    $1,019.95      $ 5.04         1.00%
   Asset Allocation Fund
----------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund - Class A
   Actual                                                $1,000.00    $1,041.90      $ 5.85         1.15%
----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)              $1,000.00    $1,019.20      $ 5.79         1.15%
----------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund - Class B
   Actual                                                $1,000.00    $1,038.10      $ 9.65         1.90%
----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)              $1,000.00    $1,015.46      $ 9.55         1.90%
----------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund - Class C
   Actual                                                $1,000.00    $1,038.10      $ 9.65         1.90%
----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)              $1,000.00    $1,015.46      $ 9.55         1.90%
----------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund - Administrator Class
   Actual                                                $1,000.00    $1,043.30      $ 4.58         0.90%
----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)              $1,000.00    $1,020.44      $ 4.53         0.90%
   Conservative Allocation Fund
----------------------------------------------------------------------------------------------------------------
   Conservative Allocation Fund - Administrator Class
   Actual                                                $1,000.00    $1,022.20      $ 4.29         0.85%
----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)              $1,000.00    $1,020.69      $ 4.28         0.85%

FUND EXPENSES (UNAUDITED)                 WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                         Beginning     Ending
                                                          Account      Account      Expenses
                                                           Value        Value     Paid During     Net Annual
                                                        10/01/2005   03/31/2006     Period*     Expense Ratio
   Growth Balanced Fund
----------------------------------------------------------------------------------------------------------------
   Growth Balanced Fund - Class A
   Actual                                                $1,000.00    $1,061.70      $ 6.17         1.20%
----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)              $1,000.00    $1,018.95      $ 6.04         1.20%
----------------------------------------------------------------------------------------------------------------
   Growth Balanced Fund - Class B
   Actual                                                $1,000.00    $1,057.80      $10.00         1.95%
----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)              $1,000.00    $1,015.21      $ 9.80         1.95%
----------------------------------------------------------------------------------------------------------------
   Growth Balanced Fund - Class C
   Actual                                                $1,000.00    $1,057.40      $10.00         1.95%
----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)              $1,000.00    $1,015.21      $ 9.80         1.95%
----------------------------------------------------------------------------------------------------------------
   Growth Balanced Fund - Administrator Class
   Actual                                                $1,000.00    $1,063.00      $ 4.89         0.95%
----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)              $1,000.00    $1,020.19      $ 4.78         0.95%
   Moderate Balanced Fund
----------------------------------------------------------------------------------------------------------------
   Moderate Balanced Fund - Class A
   Actual                                                $1,000.00    $1,040.20      $ 5.85         1.15%
----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)              $1,000.00    $1,019.20      $ 5.79         1.15%
----------------------------------------------------------------------------------------------------------------
   Moderate Balanced Fund - Class B
   Actual                                                $1,000.00    $1,036.10      $ 9.64         1.90%
----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)              $1,000.00    $1,015.46      $ 9.55         1.90%
----------------------------------------------------------------------------------------------------------------
   Moderate Balanced Fund - Class C
   Actual                                                $1,000.00    $1,035.90      $ 9.64         1.90%
----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)              $1,000.00    $1,015.46      $ 9.55         1.90%
----------------------------------------------------------------------------------------------------------------
   Moderate Balanced Fund - Administrator Class
   Actual                                                $1,000.00    $1,041.20      $ 4.58         0.90%
----------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)              $1,000.00    $1,020.44      $ 4.53         0.90%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 99.20%
            N/A    WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE PORTFOLIO                                              $    14,204,368
            N/A    WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO                                                     8,538,973
            N/A    WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                                                         14,158,428
            N/A    WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                          14,199,831
            N/A    WELLS FARGO ADVANTAGE INDEX PORTFOLIO                                                                 42,512,981
            N/A    WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                               4,279,705
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO                                                     6,462,117
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                   6,531,158
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO                                                    6,464,355
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                                    6,467,740
            N/A    WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO                                                 4,282,274
            N/A    WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                  29,932,578
            N/A    WELLS FARGO ADVANTAGE MANAGED FIXED INCOME PORTFOLIO                                                  29,953,781
            N/A    WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                        5,847,581
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                                   5,800,622
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                    2,898,451
            N/A    WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                              2,953,262
            N/A    WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                      8,560,185

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $187,189,416)                                               $   214,048,390
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
SHORT-TERM INVESTMENTS - 0.87%

US TREASURY BILLS - 0.87%
$     1,700,000    US TREASURY BILL^#                                                     4.13%       05/11/2006          1,692,124
        180,000    US TREASURY BILL^#                                                     4.48        08/10/2006            177,077

                                                                                                                          1,869,201
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,869,699)                                                                            1,869,201
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $189,059,115)                             100.07%                                                             $   215,917,591
OTHER ASSETS AND LIABILITIES, NET                (0.07)                                                                    (149,451)
                                               -------                                                              ---------------
TOTAL NET ASSETS                                100.00%                                                             $   215,768,140
                                               =======                                                              ===============

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                          WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 58.46%

AMUSEMENT & RECREATION SERVICES - 0.13%
         10,336    HARRAH'S ENTERTAINMENT INCORPORATED<<                                                            $       805,795
         18,932    INTERNATIONAL GAME TECHNOLOGY                                                                            666,785

                                                                                                                          1,472,580
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 0.23%
         32,227    GAP INCORPORATED                                                                                         602,000
         19,357    KOHL'S CORPORATION+                                                                                    1,026,115
         19,552    LIMITED BRANDS                                                                                           478,242
         12,274    NORDSTROM INCORPORATED                                                                                   480,895

                                                                                                                          2,587,252
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.07%
          6,412    JONES APPAREL GROUP INCORPORATED                                                                         226,793
          5,902    LIZ CLAIBORNE INCORPORATED                                                                               241,864
          4,948    VF CORPORATION                                                                                           281,541

                                                                                                                            750,198
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.05%
         10,170    AUTONATION INCORPORATED+                                                                                 219,163
          3,101    AUTOZONE INCORPORATED+                                                                                   309,139

                                                                                                                            528,302
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.01%
          3,415    RYDER SYSTEM INCORPORATED                                                                                152,924
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.19%
          6,893    CENTEX CORPORATION                                                                                       427,297
         15,261    D.R. HORTON INCORPORATED                                                                                 506,970
          4,315    KB HOME<<                                                                                                280,389
          7,696    LENNAR CORPORATION CLASS A<<                                                                             464,685
         12,013    PULTE HOMES INCORPORATED<<                                                                               461,539

                                                                                                                          2,140,880
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.72%
        119,277    HOME DEPOT INCORPORATED                                                                                5,045,417
         43,904    LOWE'S COMPANIES INCORPORATED                                                                          2,829,174
          6,227    SHERWIN-WILLIAMS COMPANY<<                                                                               307,863

                                                                                                                          8,182,454
                                                                                                                    ---------------

BUSINESS SERVICES - 3.78%
         33,679    ADOBE SYSTEMS INCORPORATED                                                                             1,176,071
          6,599    AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                                       393,696
         12,959    AUTODESK INCORPORATED+                                                                                   499,181
         32,542    AUTOMATIC DATA PROCESSING INCORPORATED                                                                 1,486,519
         11,949    BMC SOFTWARE INCORPORATED+<<                                                                             258,815
         25,619    CA INCORPORATED<<                                                                                        697,093

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
         56,608    CENDANT CORPORATION                                                                              $       982,149
         10,021    CITRIX SYSTEMS INCORPORATED+                                                                             379,796
         10,471    COMPUTER SCIENCES CORPORATION+                                                                           581,664
         21,493    COMPUWARE CORPORATION+                                                                                   168,290
          7,851    CONVERGYS CORPORATION+                                                                                   142,967
         64,768    EBAY INCORPORATED+                                                                                     2,529,838
         17,057    ELECTRONIC ARTS INCORPORATED+<<                                                                          933,359
         28,889    ELECTRONIC DATA SYSTEMS CORPORATION                                                                      775,092
          7,266    EQUIFAX INCORPORATED                                                                                     270,586
         43,072    FIRST DATA CORPORATION                                                                                 2,016,631
         10,359    FISERV INCORPORATED+                                                                                     440,775
         11,349    GOOGLE INCORPORATED CLASS A+                                                                           4,426,110
         11,187    IMS HEALTH INCORPORATED                                                                                  288,289
         24,173    INTERPUBLIC GROUP OF COMPANIES INCORPORATED+<<                                                           231,094
          9,935    INTUIT INCORPORATED+                                                                                     528,443
        498,982    MICROSOFT CORPORATION                                                                                 13,577,300
          7,099    MONSTER WORLDWIDE INCORPORATED+<<                                                                        353,956
         10,219    NCR CORPORATION+                                                                                         427,052
         21,866    NOVELL INCORPORATED+<<                                                                                   167,931
         10,039    OMNICOM GROUP INCORPORATED                                                                               835,747
        211,586    ORACLE CORPORATION+                                                                                    2,896,612
          6,237    PARAMETRIC TECHNOLOGY CORPORATION+                                                                       101,853
          9,629    ROBERT HALF INTERNATIONAL INCORPORATED                                                                   371,776
        194,332    SUN MICROSYSTEMS INCORPORATED+                                                                           996,923
         58,581    SYMANTEC CORPORATION+                                                                                    985,918
         19,201    UNISYS CORPORATION+                                                                                      132,295
         13,732    VERISIGN INCORPORATED+                                                                                   329,431
         70,854    YAHOO! INCORPORATED+<<                                                                                 2,285,750

                                                                                                                         42,669,002
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 5.74%
         86,392    ABBOTT LABORATORIES                                                                                    3,669,068
         12,500    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                    839,875
          4,241    ALBERTO-CULVER COMPANY CLASS B                                                                           187,579
         65,618    AMGEN INCORPORATED+                                                                                    4,773,710
          6,202    AVERY DENNISON CORPORATION                                                                               362,693
         25,295    AVON PRODUCTS INCORPORATED<<                                                                             788,445
          5,938    BARR PHARMACEUTICALS INCORPORATED+<<                                                                     373,975
         19,320    BIOGEN IDEC INCORPORATED+                                                                                909,972
        110,000    BRISTOL-MYERS SQUIBB COMPANY                                                                           2,707,100
          6,141    CHIRON CORPORATION+<<                                                                                    281,319
          8,428    CLOROX COMPANY                                                                                           504,416
         28,936    COLGATE-PALMOLIVE COMPANY                                                                              1,652,246
         54,320    DOW CHEMICAL COMPANY                                                                                   2,205,392
         51,655    E.I. DU PONT DE NEMOURS & COMPANY                                                                      2,180,358
          4,583    EASTMAN CHEMICAL COMPANY                                                                                 234,558

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                          WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
         10,243    ECOLAB INCORPORATED                                                                              $       391,283
         63,447    ELI LILLY & COMPANY<<                                                                                  3,508,619
          6,690    ESTEE LAUDER COMPANIES INCORPORATED CLASS A<<                                                            248,801
         18,298    FOREST LABORATORIES INCORPORATED+                                                                        816,640
         14,587    GENZYME CORPORATION+                                                                                     980,538
         25,957    GILEAD SCIENCES INCORPORATED+                                                                          1,615,045
          9,031    HOSPIRA INCORPORATED+                                                                                    356,363
          4,432    INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                          152,106
         13,592    KING PHARMACEUTICALS INCORPORATED+                                                                       234,462
         14,343    MEDIMMUNE INCORPORATED+                                                                                  524,667
        122,801    MERCK & COMPANY INCORPORATED                                                                           4,326,279
         15,125    MONSANTO COMPANY                                                                                       1,281,844
         12,274    MYLAN LABORATORIES INCORPORATED                                                                          287,212
        413,144    PFIZER INCORPORATED                                                                                   10,295,548
          9,283    PPG INDUSTRIES INCORPORATED                                                                              588,078
         18,123    PRAXAIR INCORPORATED                                                                                     999,483
        184,681    PROCTER & GAMBLE COMPANY                                                                              10,641,319
          8,086    ROHM & HAAS COMPANY                                                                                      395,163
         83,071    SCHERING-PLOUGH CORPORATION                                                                            1,577,518
          3,754    SIGMA-ALDRICH CORPORATION                                                                                246,976
         75,469    WYETH                                                                                                  3,661,756

                                                                                                                         64,800,406
                                                                                                                    ---------------

COMMUNICATIONS - 2.33%
         21,784    ALLTEL CORPORATION                                                                                     1,410,514
        217,846    AT&T INCORPORATED<<                                                                                    5,890,556
         23,416    AVAYA INCORPORATED+<<                                                                                    264,601
        100,946    BELLSOUTH CORPORATION                                                                                  3,497,779
          7,355    CENTURYTEL INCORPORATED<<                                                                                287,728
         29,019    CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                                                841,841
        120,082    COMCAST CORPORATION CLASS A+<<                                                                         3,141,345
         87,102    QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED+<<                                                       592,294
        166,610    SPRINT NEXTEL CORPORATION                                                                              4,305,202
         12,554    UNIVISION COMMUNICATIONS INCORPORATED CLASS A+<<                                                         432,736
        164,339    VERIZON COMMUNICATIONS INCORPORATED                                                                    5,597,386

                                                                                                                         26,261,982
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 6.02%
         19,403    AMSOUTH BANCORPORATION                                                                                   524,851
        260,800    BANK OF AMERICA CORPORATION                                                                           11,876,832
         43,309    BANK OF NEW YORK COMPANY INCORPORATED                                                                  1,560,856
         30,063    BB&T CORPORATION                                                                                       1,178,470
        280,258    CITIGROUP INCORPORATED<<                                                                              13,239,388
          9,140    COMERICA INCORPORATED                                                                                    529,846
          6,939    COMPASS BANCSHARES INCORPORATED                                                                          351,183
         31,197    FIFTH THIRD BANCORP                                                                                    1,227,914
          7,074    FIRST HORIZON NATIONAL CORPORATION                                                                       294,632

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
         14,377    GOLDEN WEST FINANCIAL CORPORATION                                                                $       976,198
         13,966    HUNTINGTON BANCSHARES INCORPORATED                                                                       337,000
        195,711    JP MORGAN CHASE & COMPANY                                                                              8,149,406
         22,749    KEYCORP                                                                                                  837,163
          4,455    M&T BANK CORPORATION                                                                                     508,494
         11,784    MARSHALL & ILSLEY CORPORATION                                                                            513,547
         23,266    MELLON FINANCIAL CORPORATION                                                                             828,270
         30,735    NATIONAL CITY CORPORATION                                                                              1,072,651
         26,709    NORTH FORK BANCORPORATION INCORPORATED                                                                   770,020
         10,401    NORTHERN TRUST CORPORATION                                                                               546,053
         16,408    PNC FINANCIAL SERVICES GROUP                                                                           1,104,422
         25,623    REGIONS FINANCIAL CORPORATION                                                                            901,161
         20,054    SOVEREIGN BANCORP INCORPORATED                                                                           439,383
         18,697    STATE STREET CORPORATION                                                                               1,129,860
         20,818    SUNTRUST BANKS INCORPORATED                                                                            1,514,718
         17,589    SYNOVUS FINANCIAL CORPORATION                                                                            476,486
        101,118    US BANCORP                                                                                             3,084,099
         91,105    WACHOVIA CORPORATION                                                                                   5,106,435
         55,675    WASHINGTON MUTUAL INCORPORATED<<                                                                       2,372,868
         94,100    WELLS FARGO & COMPANY++                                                                                6,010,167
          5,860    ZIONS BANCORPORATION                                                                                     484,798

                                                                                                                         67,947,171
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.34%
          7,384    DARDEN RESTAURANTS INCORPORATED                                                                          302,966
         70,559    MCDONALD'S CORPORATION                                                                                 2,424,407
          6,419    WENDY'S INTERNATIONAL INCORPORATED                                                                       398,363
         15,487    YUM! BRANDS INCORPORATED                                                                                 756,695

                                                                                                                          3,882,431
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.04%
          7,895    APOLLO GROUP INCORPORATED CLASS A+                                                                       414,566
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.12%
         36,833    AES CORPORATION+                                                                                         628,371
          9,162    ALLEGHENY ENERGY INCORPORATED+                                                                           310,134
         12,312    ALLIED WASTE INDUSTRIES INCORPORATED+                                                                    150,699
         11,496    AMEREN CORPORATION<<                                                                                     572,731
         22,107    AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                             752,080
         17,412    CENTERPOINT ENERGY INCORPORATED<<                                                                        207,725
         11,198    CINERGY CORPORATION                                                                                      508,501
         18,442    CITIZENS COMMUNICATIONS COMPANY<<                                                                        244,725
         12,395    CMS ENERGY CORPORATION+                                                                                  160,515
         13,781    CONSOLIDATED EDISON INCORPORATED                                                                         599,473
         10,020    CONSTELLATION ENERGY GROUP INCORPORATED                                                                  548,194
         19,510    DOMINION RESOURCES INCORPORATED                                                                        1,346,775
          9,984    DTE ENERGY COMPANY<<                                                                                     400,259
         52,117    DUKE ENERGY CORPORATION<<                                                                              1,519,210

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                          WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
         16,916    DYNEGY INCORPORATED CLASS A+                                                                     $        81,197
         18,294    EDISON INTERNATIONAL                                                                                     753,347
         37,015    EL PASO CORPORATION                                                                                      446,031
         11,670    ENTERGY CORPORATION                                                                                      804,530
         37,464    EXELON CORPORATION                                                                                     1,981,846
         18,520    FIRSTENERGY CORPORATION                                                                                  905,628
         22,659    FPL GROUP INCORPORATED<<                                                                                 909,532
          9,802    KEYSPAN CORPORATION                                                                                      400,608
          5,908    KINDER MORGAN INCORPORATED<<                                                                             543,477
          2,481    NICOR INCORPORATED                                                                                        98,148
         15,308    NISOURCE INCORPORATED                                                                                    309,528
          2,153    PEOPLES ENERGY CORPORATION<<                                                                              76,733
         19,389    PG&E CORPORATION                                                                                         754,232
          5,568    PINNACLE WEST CAPITAL CORPORATION                                                                        217,709
         21,350    PPL CORPORATION                                                                                          627,690
         14,165    PROGRESS ENERGY INCORPORATED                                                                             622,977
         14,076    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                             901,427
         14,509    SEMPRA ENERGY                                                                                            674,088
         41,648    SOUTHERN COMPANY<<                                                                                     1,364,805
         11,697    TECO ENERGY INCORPORATED                                                                                 188,556
         25,983    TXU CORPORATION                                                                                        1,162,999
         31,011    WASTE MANAGEMENT INCORPORATED                                                                          1,094,688
         33,389    WILLIAMS COMPANIES INCORPORATED                                                                          714,191
         22,673    XCEL ENERGY INCORPORATED                                                                                 411,515

                                                                                                                         23,994,874
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.49%
          6,575    ADC TELECOMMUNICATIONS INCORPORATED+<<                                                                   168,255
         27,001    ADVANCED MICRO DEVICES INCORPORATED+                                                                     895,353
         20,174    ALTERA CORPORATION+                                                                                      416,391
          9,650    AMERICAN POWER CONVERSION CORPORATION                                                                    223,012
         20,558    ANALOG DEVICES INCORPORATED                                                                              787,166
          8,946    ANDREW CORPORATION+                                                                                      109,857
         16,525    APPLIED MICRO CIRCUITS CORPORATION+                                                                       67,257
         24,733    BROADCOM CORPORATION CLASS A+                                                                          1,067,476
         32,698    CIENA CORPORATION+                                                                                       170,357
        345,350    CISCO SYSTEMS INCORPORATED+                                                                            7,483,735
         11,342    COMVERSE TECHNOLOGY INCORPORATED+                                                                        266,877
          5,154    COOPER INDUSTRIES LIMITED CLASS A                                                                        447,883
         23,100    EMERSON ELECTRIC COMPANY                                                                               1,931,853
         23,043    FREESCALE SEMICONDUCTOR INCORPORATED CLASS B+                                                            639,904
        585,269    GENERAL ELECTRIC COMPANY                                                                              20,355,656
          3,686    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                             409,625
        330,327    INTEL CORPORATION                                                                                      6,391,828
          9,802    JABIL CIRCUIT INCORPORATED+                                                                              420,114
         94,118    JDS UNIPHASE CORPORATION+<<                                                                              392,472
         11,203    KLA-TENCOR CORPORATION<<                                                                                 541,777

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
          6,809    L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                         $       584,144
         17,164    LINEAR TECHNOLOGY CORPORATION                                                                            602,113
         21,993    LSI LOGIC CORPORATION+                                                                                   254,239
        250,942    LUCENT TECHNOLOGIES INCORPORATED+<<                                                                      765,373
         18,001    MAXIM INTEGRATED PRODUCTS INCORPORATED                                                                   668,737
          4,516    MAYTAG CORPORATION                                                                                        96,326
         34,745    MICRON TECHNOLOGY INCORPORATED+                                                                          511,446
          8,000    MOLEX INCORPORATED                                                                                       265,600
        140,351    MOTOROLA INCORPORATED                                                                                  3,215,441
         18,949    NATIONAL SEMICONDUCTOR CORPORATION                                                                       527,540
         21,009    NETWORK APPLIANCE INCORPORATED+                                                                          756,954
          7,489    NOVELLUS SYSTEMS INCORPORATED+<<                                                                         179,736
          9,611    NVIDIA CORPORATION+                                                                                      550,326
         10,431    PMC-SIERRA INCORPORATED+                                                                                 128,197
          9,059    QLOGIC CORPORATION+                                                                                      175,292
         92,999    QUALCOMM INCORPORATED                                                                                  4,706,679
          9,673    ROCKWELL COLLINS INCORPORATED                                                                            545,074
         29,880    SANMINA-SCI CORPORATION+                                                                                 122,508
         25,289    TELLABS INCORPORATED+                                                                                    402,095
         89,858    TEXAS INSTRUMENTS INCORPORATED                                                                         2,917,689
          3,820    WHIRLPOOL CORPORATION                                                                                    349,415
         19,358    XILINX INCORPORATED                                                                                      492,855

                                                                                                                         62,004,627
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.23%
          4,875    FLUOR CORPORATION<<                                                                                      418,275
         13,659    MOODY'S CORPORATION                                                                                      976,072
         18,756    PAYCHEX INCORPORATED                                                                                     781,375
          9,134    QUEST DIAGNOSTICS INCORPORATED                                                                           468,574

                                                                                                                          2,644,296
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.19%
          5,855    BALL CORPORATION                                                                                         256,624
          8,217    FORTUNE BRANDS INCORPORATED                                                                              662,537
         11,514    ILLINOIS TOOL WORKS INCORPORATED                                                                       1,108,913
          3,273    SNAP-ON INCORPORATED                                                                                     124,767

                                                                                                                          2,152,841
                                                                                                                    ---------------

FINANCIAL SERVICES - 0.02%
         12,059    JANUS CAPITAL GROUP INCORPORATED                                                                         279,407
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.79%
         43,592    ANHEUSER-BUSCH COMPANIES INCORPORATED<<                                                                1,864,430
         36,711    ARCHER-DANIELS-MIDLAND COMPANY                                                                         1,235,325
         10,347    CAMPBELL SOUP COMPANY                                                                                    335,243
         17,036    COCA-COLA ENTERPRISES INCORPORATED                                                                       346,512
         29,156    CONAGRA FOODS INCORPORATED                                                                               625,688

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                          WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FOOD & KINDRED PRODUCTS (CONTINUED)
         11,069    CONSTELLATION BRANDS INCORPORATED CLASS A+<<                                                     $       277,278
         19,999    GENERAL MILLS INCORPORATED                                                                             1,013,549
          6,338    HERCULES INCORPORATED+<<                                                                                  87,464
         10,062    HERSHEY FOODS CORPORATION                                                                                525,538
         18,810    HJ HEINZ COMPANY                                                                                         713,275
         14,115    KELLOGG COMPANY                                                                                          621,625
          7,446    MCCORMICK & COMPANY INCORPORATED                                                                         252,122
          3,222    MOLSON COORS BREWING COMPANY<<                                                                           221,094
          7,592    PEPSI BOTTLING GROUP INCORPORATED                                                                        230,721
         93,026    PEPSICO INCORPORATED                                                                                   5,375,972
         42,681    SARA LEE CORPORATION<<                                                                                   763,136
        115,671    THE COCA-COLA COMPANY<<                                                                                4,843,145
         14,147    TYSON FOODS INCORPORATED CLASS A                                                                         194,380
          9,964    WM. WRIGLEY JR. COMPANY                                                                                  637,696

                                                                                                                         20,164,193
                                                                                                                    ---------------

FOOD STORES - 0.37%
         20,707    ALBERTSON'S INCORPORATED<<                                                                               531,549
         40,735    KROGER COMPANY                                                                                           829,364
         25,250    SAFEWAY INCORPORATED                                                                                     634,280
         42,862    STARBUCKS CORPORATION+                                                                                 1,613,326
          7,800    WHOLE FOODS MARKET INCORPORATED                                                                          518,232

                                                                                                                          4,126,751
                                                                                                                    ---------------

FORESTRY - 0.09%
         13,658    WEYERHAEUSER COMPANY                                                                                     989,249
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.12%
         10,240    LEGGETT & PLATT INCORPORATED                                                                             249,549
         23,375    MASCO CORPORATION                                                                                        759,454
         15,413    NEWELL RUBBERMAID INCORPORATED<<                                                                         388,253

                                                                                                                          1,397,256
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 1.16%
          6,397    BIG LOTS INCORPORATED+<<                                                                                  89,302
         17,778    DOLLAR GENERAL CORPORATION                                                                               314,137
          8,718    FAMILY DOLLAR STORES INCORPORATED                                                                        231,899
         15,284    FEDERATED DEPARTMENT STORES INCORPORATED                                                               1,115,732
         13,040    JC PENNEY COMPANY INCORPORATED                                                                           787,746
          5,604    SEARS HOLDINGS CORPORATION+<<                                                                            741,073
         49,365    TARGET CORPORATION                                                                                     2,567,474
         25,867    TJX COMPANIES INCORPORATED                                                                               642,019
        140,266    WAL-MART STORES INCORPORATED                                                                           6,626,166

                                                                                                                         13,115,548
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HEALTH SERVICES - 0.31%
         25,190    CAREMARK RX INCORPORATED+                                                                        $     1,238,844
         22,905    HCA INCORPORATED<<                                                                                     1,048,820
         13,512    HEALTH MANAGEMENT ASSOCIATION INCORPORATED CLASS A<<                                                     291,454
          7,035    LABORATORY CORPORATION OF AMERICA HOLDINGS+                                                              411,407
          4,439    MANOR CARE INCORPORATED                                                                                  196,870
         26,407    TENET HEALTHCARE CORPORATION+                                                                            194,884
          5,706    WATSON PHARMACEUTICALS INCORPORATED+                                                                     163,990

                                                                                                                          3,546,269
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.56%
          5,422    APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A                                                        254,292
         11,977    ARCHSTONE-SMITH TRUST                                                                                    584,118
          5,038    BOSTON PROPERTIES INCORPORATED                                                                           469,793
         22,806    EQUITY OFFICE PROPERTIES TRUST                                                                           765,825
         16,307    EQUITY RESIDENTIAL                                                                                       763,005
         11,277    KIMCO REALTY CORPORATION                                                                                 458,297
         10,349    PLUM CREEK TIMBER COMPANY<<                                                                              382,189
         13,672    PROLOGIS<<                                                                                               731,452
          4,642    PUBLIC STORAGE INCORPORATED<<                                                                            377,070
         10,271    SIMON PROPERTY GROUP INCORPORATED<<                                                                      864,202
          6,662    VORNADO REALTY TRUST<<                                                                                   639,552

                                                                                                                          6,289,795
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.20%
         15,747    BED BATH & BEYOND INCORPORATED+                                                                          604,685
         22,832    BEST BUY COMPANY INCORPORATED                                                                          1,276,994
          8,548    CIRCUIT CITY STORES INCORPORATED                                                                         209,255
          7,559    RADIO SHACK CORPORATION<<                                                                                145,359

                                                                                                                          2,236,293
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.17%
         18,504    HILTON HOTELS CORPORATION                                                                                471,112
          9,109    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                              624,877
         12,119    STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                         820,820

                                                                                                                          1,916,809
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.27%
         42,392    3M COMPANY                                                                                             3,208,651
         10,008    AMERICAN STANDARD COMPANIES INCORPORATED                                                                 428,943
         47,821    APPLE COMPUTER INCORPORATED+                                                                           2,999,333
         89,085    APPLIED MATERIALS INCORPORATED<<                                                                       1,559,878
         19,218    BAKER HUGHES INCORPORATED<<                                                                            1,314,511
          4,345    BLACK & DECKER CORPORATION                                                                               377,537
         37,668    CATERPILLAR INCORPORATED<<                                                                             2,704,939
          2,608    CUMMINS INCORPORATED<<                                                                                   274,101
         13,301    DEERE & COMPANY                                                                                        1,051,444
        132,148    DELL INCORPORATED+                                                                                     3,932,725

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                          WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
         11,415    DOVER CORPORATION                                                                                $       554,312
          8,360    EATON CORPORATION                                                                                        610,029
        133,453    EMC CORPORATION+                                                                                       1,818,964
         14,839    GATEWAY INCORPORATED+                                                                                     32,497
        158,814    HEWLETT-PACKARD COMPANY                                                                                5,224,981
         18,387    INGERSOLL-RAND COMPANY CLASS A                                                                           768,393
         88,003    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            7,257,608
          6,080    LEXMARK INTERNATIONAL INCORPORATED+<<                                                                    275,910
          9,810    NATIONAL-OILWELL VARCO INCORPORATED+<<                                                                   629,017
          7,014    PALL CORPORATION                                                                                         218,767
          6,722    PARKER HANNIFIN CORPORATION                                                                              541,861
         12,744    PITNEY BOWES INCORPORATED<<                                                                              547,100
         51,352    SOLECTRON CORPORATION+                                                                                   205,408
          4,067    STANLEY WORKS                                                                                            206,034
         14,204    SYMBOL TECHNOLOGIES INCORPORATED                                                                         150,278

                                                                                                                         36,893,221
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.26%
         18,077    AON CORPORATION<<                                                                                        750,376
          9,179    HUMANA INCORPORATED+                                                                                     483,274
          7,574    JEFFERSON-PILOT CORPORATION                                                                              423,689
         30,713    MARSH & MCLENNAN COMPANIES INCORPORATED                                                                  901,734
         16,768    UNUMPROVIDENT CORPORATION<<                                                                              343,409

                                                                                                                          2,902,482
                                                                                                                    ---------------

INSURANCE CARRIERS - 3.40%
         18,098    ACE LIMITED                                                                                              941,277
         31,842    AETNA INCORPORATED                                                                                     1,564,716
         27,972    AFLAC INCORPORATED                                                                                     1,262,376
         36,215    ALLSTATE CORPORATION                                                                                   1,887,164
          5,925    AMBAC FINANCIAL GROUP INCORPORATED                                                                       471,630
        145,741    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              9,632,023
         11,224    CHUBB CORPORATION                                                                                      1,071,219
          6,797    CIGNA CORPORATION                                                                                        887,824
          9,775    CINCINNATI FINANCIAL CORPORATION                                                                         411,238
         21,155    GENWORTH FINANCIAL INCORPORATED                                                                          707,212
         16,982    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                         1,367,900
          9,727    LINCOLN NATIONAL CORPORATION<<                                                                           530,997
          7,619    LOEWS CORPORATION                                                                                        771,043
          7,524    MBIA INCORPORATED<<                                                                                      452,418
         42,559    METLIFE INCORPORATED                                                                                   2,058,579
          4,912    MGIC INVESTMENT CORPORATION<<                                                                            327,287
         15,693    PRINCIPAL FINANCIAL GROUP INCORPORATED                                                                   765,818
         11,045    PROGRESSIVE CORPORATION                                                                                1,151,552
         27,793    PRUDENTIAL FINANCIAL INCORPORATED                                                                      2,106,987
          6,921    SAFECO CORPORATION                                                                                       347,503

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS (CONTINUED)
         39,075    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                        $     1,632,944
          5,815    TORCHMARK CORPORATION                                                                                    332,037
         76,155    UNITEDHEALTH GROUP INCORPORATED                                                                        4,254,018
         37,058    WELLPOINT INCORPORATED+                                                                                2,869,401
          9,793    XL CAPITAL LIMITED CLASS A                                                                               627,829

                                                                                                                         38,432,992
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 0.07%
         21,525    COACH INCORPORATED+                                                                                      744,334
                                                                                                                    ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.01%
          5,953    LOUISIANA-PACIFIC CORPORATION<<                                                                          161,922
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.72%
         24,074    AGILENT TECHNOLOGIES INCORPORATED+                                                                       903,979
          8,515    ALLERGAN INCORPORATED<<                                                                                  923,878
         10,290    APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                                             279,271
          3,019    BAUSCH & LOMB INCORPORATED                                                                               192,310
         36,412    BAXTER INTERNATIONAL INCORPORATED                                                                      1,413,150
         13,887    BECTON DICKINSON & COMPANY                                                                               855,162
         13,898    BIOMET INCORPORATED+                                                                                     493,657
         33,213    BOSTON SCIENTIFIC CORPORATION+<<                                                                         765,560
          5,839    C.R. BARD INCORPORATED                                                                                   395,943
         13,320    DANAHER CORPORATION                                                                                      846,486
         16,126    EASTMAN KODAK COMPANY<<                                                                                  458,623
          6,928    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+                                                            471,450
         19,026    GUIDANT CORPORATION                                                                                    1,485,170
         67,773    MEDTRONIC INCORPORATED                                                                                 3,439,480
          2,923    MILLIPORE CORPORATION+                                                                                   213,554
          7,344    PERKINELMER INCORPORATED                                                                                 172,364
         25,049    RAYTHEON COMPANY                                                                                       1,148,246
          9,951    ROCKWELL AUTOMATION INCORPORATED                                                                         715,576
         20,583    ST. JUDE MEDICAL INCORPORATED+                                                                           843,903
         16,407    STRYKER CORPORATION<<                                                                                    727,486
          4,582    TEKTRONIX INCORPORATED                                                                                   163,623
         11,122    TERADYNE INCORPORATED+                                                                                   172,502
          9,105    THERMO ELECTRON CORPORATION+                                                                             337,704
          5,868    WATERS CORPORATION+                                                                                      253,204
         52,292    XEROX CORPORATION+<<                                                                                     794,838
         13,912    ZIMMER HOLDINGS INCORPORATED+<<                                                                          940,451

                                                                                                                         19,407,570
                                                                                                                    ---------------

MEDICAL MANAGEMENT SERVICES - 0.04%
          9,001    COVENTRY HEALTH CARE INCORPORATED+                                                                       485,874
                                                                                                                    ---------------

MEMBERSHIP ORGANIZATIONS - 0.00%
          1,313    TRONOX INC COMMON CLASS B+                                                                                22,309
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                          WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
METAL MINING - 0.25%
         10,334    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B<<                                            $       617,663
         25,086    NEWMONT MINING CORPORATION                                                                             1,301,713
         11,427    PHELPS DODGE CORPORATION                                                                                 920,216

                                                                                                                          2,839,592
                                                                                                                    ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.04%
          5,636    VULCAN MATERIALS COMPANY                                                                                 488,359
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.23%
          9,993    HASBRO INCORPORATED                                                                                      210,852
        167,104    JOHNSON & JOHNSON                                                                                      9,895,899
         21,827    MATTEL INCORPORATED<<                                                                                    395,724
          7,986    TIFFANY & COMPANY<<                                                                                      299,794
        113,162    TYCO INTERNATIONAL LIMITED                                                                             3,041,795

                                                                                                                         13,844,064
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 0.74%
         17,323    AMAZON.COM INCORPORATED+<<                                                                               632,463
         26,567    COSTCO WHOLESALE CORPORATION                                                                           1,438,869
         45,897    CVS CORPORATION<<                                                                                      1,370,943
          3,458    DILLARDS INCORPORATED CLASS A                                                                             90,046
          8,218    EXPRESS SCRIPTS INCORPORATED+<<                                                                          722,362
         16,602    OFFICE DEPOT INCORPORATED+                                                                               618,259
         40,914    STAPLES INCORPORATED                                                                                   1,044,125
         56,828    WALGREEN COMPANY                                                                                       2,450,992

                                                                                                                          8,368,059
                                                                                                                    ---------------

MOTION PICTURES - 0.84%
        134,785    NEWS CORPORATION CLASS A                                                                               2,238,779
        252,969    TIME WARNER INCORPORATED                                                                               4,247,350
        108,134    WALT DISNEY COMPANY<<                                                                                  3,015,857

                                                                                                                          9,501,986
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.43%
         61,322    UNITED PARCEL SERVICE INCORPORATED CLASS B<<                                                           4,867,740
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.17%
         69,493    AMERICAN EXPRESS COMPANY                                                                               3,651,857
         16,906    CAPITAL ONE FINANCIAL CORPORATION<<                                                                    1,361,271
         11,217    CIT GROUP INCORPORATED                                                                                   600,334
         33,857    COUNTRYWIDE FINANCIAL CORPORATION<<                                                                    1,242,552
         54,347    FANNIE MAE                                                                                             2,793,436
         38,799    FREDDIE MAC                                                                                            2,366,739
         23,431    SLM CORPORATION                                                                                        1,217,006

                                                                                                                         13,233,195
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
OIL & GAS EXTRACTION - 1.97%
         12,939    ANADARKO PETROLEUM CORPORATION                                                                   $     1,306,968
         18,546    APACHE CORPORATION                                                                                     1,214,948
         18,201    BJ SERVICES COMPANY                                                                                      629,755
         21,105    BURLINGTON RESOURCES INCORPORATED                                                                      1,939,761
         20,978    CHESAPEAKE ENERGY CORPORATION                                                                            658,919
         24,810    DEVON ENERGY CORPORATION                                                                               1,517,628
         13,618    EOG RESOURCES INCORPORATED                                                                               980,496
         28,986    HALLIBURTON COMPANY                                                                                    2,116,558
          6,512    KERR-MCGEE CORPORATION                                                                                   621,766
          8,872    NABORS INDUSTRIES LIMITED+                                                                               635,058
          7,701    NOBLE CORPORATION<<                                                                                      624,551
         24,187    OCCIDENTAL PETROLEUM CORPORATION                                                                       2,240,925
          6,137    ROWAN COMPANIES INCORPORATED+                                                                            269,782
         33,176    SCHLUMBERGER LIMITED                                                                                   4,199,086
         18,302    TRANSOCEAN INCORPORATED+<<                                                                             1,469,651
         19,585    WEATHERFORD INTERNATIONAL LIMITED+                                                                       896,014
         20,394    XTO ENERGY INCORPORATED                                                                                  888,552

                                                                                                                         22,210,418
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.31%
          5,912    BEMIS COMPANY INCORPORATED                                                                               186,701
         27,658    INTERNATIONAL PAPER COMPANY                                                                              956,137
         25,876    KIMBERLY-CLARK CORPORATION                                                                             1,495,633
         10,189    MEADWESTVACO CORPORATION                                                                                 278,262
          3,978    OFFICEMAX INCORPORATED                                                                                   120,016
          8,045    PACTIV CORPORATION+                                                                                      197,424
          6,224    TEMPLE-INLAND INCORPORATED<<                                                                             277,279

                                                                                                                          3,511,452
                                                                                                                    ---------------

PERSONAL SERVICES - 0.06%
          7,735    CINTAS CORPORATION                                                                                       329,666
         18,396    H & R BLOCK INCORPORATED                                                                                 398,273

                                                                                                                            727,939
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 3.42%
          4,494    AMERADA HESS CORPORATION                                                                                 639,946
          4,001    ASHLAND INCORPORATED                                                                                     284,391
        124,997    CHEVRONTEXACO CORPORATION                                                                              7,246,076
         77,403    CONOCOPHILLIPS<<                                                                                       4,887,999
        342,867    EXXON MOBIL CORPORATION                                                                               20,866,886
         20,596    MARATHON OIL CORPORATION                                                                               1,568,797
          9,271    MURPHY OIL CORPORATION                                                                                   461,881
          7,477    SUNOCO INCORPORATED<<                                                                                    579,991
         34,915    VALERO ENERGY CORPORATION                                                                              2,087,219

                                                                                                                         38,623,186
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                          WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PRIMARY METAL INDUSTRIES - 0.30%
         48,952    ALCOA INCORPORATED                                                                               $     1,495,973
          4,854    ALLEGHENY TECHNOLOGIES INCORPORATED                                                                      296,968
          6,941    ENGELHARD CORPORATION                                                                                    274,933
          8,726    NUCOR CORPORATION                                                                                        914,397
          6,110    UNITED STATES STEEL CORPORATION                                                                          370,755

                                                                                                                          3,353,026
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.57%
         43,387    CBS CORPORATION CLASS B                                                                                1,040,420
          3,314    DOW JONES & COMPANY INCORPORATED<<                                                                       130,240
          4,776    E.W. SCRIPPS COMPANY CLASS A                                                                             213,535
         13,367    GANNETT COMPANY INCORPORATED<<                                                                           800,951
          3,762    KNIGHT-RIDDER INCORPORATED                                                                               237,796
         20,617    MCGRAW-HILL COMPANIES INCORPORATED                                                                     1,187,952
          2,350    MEREDITH CORPORATION                                                                                     131,106
          8,152    NEW YORK TIMES COMPANY CLASS A<<                                                                         206,327
         12,126    RR DONNELLEY & SONS COMPANY                                                                              396,763
         14,700    TRIBUNE COMPANY                                                                                          403,221
         43,390    VIACOM INCORPORATED CLASS B+                                                                           1,683,532

                                                                                                                          6,431,843
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.45%
         20,941    BURLINGTON NORTHERN SANTA FE CORPORATION                                                               1,745,013
         12,320    CSX CORPORATION                                                                                          736,736
         23,146    NORFOLK SOUTHERN CORPORATION                                                                           1,251,504
         14,876    UNION PACIFIC CORPORATION                                                                              1,388,675

                                                                                                                          5,121,928
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.04%
          3,443    COOPER TIRE & RUBBER COMPANY                                                                              49,372
          4,570    SEALED AIR CORPORATION                                                                                   264,466
          9,937    THE GOODYEAR TIRE & RUBBER COMPANY+<<                                                                    143,888

                                                                                                                            457,726
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.65%
         14,073    AMERIPRISE FINANCIAL INCORPORATED                                                                        634,129
          6,702    BEAR STEARNS COMPANIES INCORPORATED                                                                      929,567
         57,937    CHARLES SCHWAB CORPORATION                                                                               997,096
         23,465    E*TRADE FINANCIAL CORPORATION+                                                                           633,086
          4,729    FEDERATED INVESTORS INCORPORATED CLASS B                                                                 184,668
          8,568    FRANKLIN RESOURCES INCORPORATED                                                                          807,448
         24,481    GOLDMAN SACHS GROUP INCORPORATED                                                                       3,842,538
         15,183    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                  2,194,399
         51,562    MERRILL LYNCH & COMPANY INCORPORATED                                                                   4,061,023
         60,292    MORGAN STANLEY                                                                                         3,787,543
          7,413    T. ROWE PRICE GROUP INCORPORATED                                                                         579,771

                                                                                                                         18,651,268
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.21%
         86,806    CORNING INCORPORATED+                                                                            $     2,335,949
                                                                                                                    ---------------

TOBACCO PRODUCTS - 0.81%
        117,181    ALTRIA GROUP INCORPORATED                                                                              8,303,446
          4,803    REYNOLDS AMERICAN INCORPORATED<<                                                                         506,717
          9,184    UST INCORPORATED                                                                                         382,054

                                                                                                                          9,192,217
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.23%
         17,062    FEDEX CORPORATION                                                                                      1,926,982
         39,759    SOUTHWEST AIRLINES COMPANY                                                                               715,265

                                                                                                                          2,642,247
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.70%
         44,941    BOEING COMPANY                                                                                         3,502,252
          5,335    BRUNSWICK CORPORATION                                                                                    207,318
        104,670    FORD MOTOR COMPANY<<                                                                                     833,173
         22,474    GENERAL DYNAMICS CORPORATION                                                                           1,437,887
         31,752    GENERAL MOTORS CORPORATION<<                                                                             675,365
          9,709    GENUINE PARTS COMPANY<<                                                                                  425,545
          6,929    GOODRICH CORPORATION                                                                                     302,174
         15,302    HARLEY-DAVIDSON INCORPORATED                                                                             793,868
         46,638    HONEYWELL INTERNATIONAL INCORPORATED                                                                   1,994,707
         10,371    ITT INDUSTRIES INCORPORATED                                                                              583,058
         10,902    JOHNSON CONTROLS INCORPORATED                                                                            827,789
         20,116    LOCKHEED MARTIN CORPORATION                                                                            1,511,315
          3,464    NAVISTAR INTERNATIONAL CORPORATION+                                                                       95,537
         19,691    NORTHROP GRUMMAN CORPORATION                                                                           1,344,698
          9,505    PACCAR INCORPORATED                                                                                      669,912
          7,432    TEXTRON INCORPORATED                                                                                     694,075
         57,015    UNITED TECHNOLOGIES CORPORATION                                                                        3,305,160

                                                                                                                         19,203,833
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.02%
          7,403    SABRE HOLDINGS CORPORATION                                                                               174,193
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.10%
         24,378    CARNIVAL CORPORATION<<                                                                                 1,154,786
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.63%
         11,736    AMERISOURCEBERGEN CORPORATION                                                                            566,497
          4,669    BROWN-FORMAN CORPORATION CLASS B                                                                         359,373
         23,692    CARDINAL HEALTH INCORPORATED                                                                           1,765,528
          7,619    DEAN FOODS COMPANY+                                                                                      295,846
         17,188    MCKESSON CORPORATION                                                                                     896,010
         17,092    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                     978,004
         10,627    NIKE INCORPORATED CLASS B                                                                                904,358
          7,646    SUPERVALU INCORPORATED<<                                                                                 235,650
         34,774    SYSCO CORPORATION                                                                                      1,114,506

                                                                                                                          7,115,772
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                          WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
WHOLESALE TRADE-DURABLE GOODS - 0.05%
          7,784    PATTERSON COMPANIES INCORPORATED+                                                                $       273,997
          4,293    W.W. GRAINGER INCORPORATED                                                                               323,477

                                                                                                                            597,474
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $623,475,902)                                                                                 660,347,312
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 43.61%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.30%
      3,381,447    ATLAS CAPITAL FUNDING LIMITED                                                                          3,381,447
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 43.31%
$       419,299    ABBEY NATIONAL TREASURY SERVICE                                        4.69%       01/16/2007    $       419,794
      6,221,862    AMERICAN EXPRESS BANK FSB                                              4.78        01/26/2007          6,221,177
        290,804    AMERICAN EXPRESS CREDIT CORPORATION                                    4.92        05/16/2006            290,877
      3,922,478    AMERICAN GENERAL FINANCE CORPORATION                                   4.78        04/13/2007          3,924,086
      1,281,568    APRECO LLC                                                             4.77        05/10/2006          1,275,263
        115,104    AQUINAS FUNDING LLC                                                    4.75        05/15/2006            114,461
      9,420,981    ATLANTIC ASSET SECURITIZATION CORPORATION                              4.81        04/05/2006          9,418,531
        424,980    ATLAS CAPITAL FUNDING LIMITED                                          4.72        05/01/2006            423,408
      3,381,447    ATLAS CAPITAL FUNDING LIMITED                                          4.80        05/08/2006          3,365,689
      1,652,445    ATLAS CAPITAL FUNDING LIMITED                                          4.60        05/17/2006          1,642,779
     11,495,836    ATOMIUM FUNDING CORPORATION                                            4.79        04/24/2006         11,463,878
        239,947    ATOMIUM FUNDING CORPORATION                                            4.84        04/27/2006            239,187
      2,569,899    ATOMIUM FUNDING CORPORATION                                            4.80        05/11/2006          2,556,896
      2,095,144    ATOMIUM FUNDING CORPORATION                                            4.91        06/07/2006          2,076,770
        202,887    BANK OF IRELAND (GOVERNOR & COMPANY)                                   4.84        05/08/2006            201,941
     13,525,786    BEAR STEARNS & COMPANY REPURCHASE
                   AGREEMENT (MATURITY VALUE $13,531,343)                                 4.93        04/03/2006         13,525,786
     45,987,673    BEAR STEARNS & COMPANY REPURCHASE
                   AGREEMENT (MATURITY VALUE $46,006,566)                                 4.93        04/03/2006         45,987,673
        716,867    BEAR STEARNS COMPANY INCORPORATED SERIES MTNB                          5.18        06/19/2006            717,275
        508,434    BETA FINANCE INCORPORATED SERIES MTN                                   4.88        06/02/2006            508,500
      6,086,604    BUCKINGHAM CDO LLC                                                     4.82        04/21/2006          6,072,118
     18,729,427    BUCKINGHAM CDO LLC                                                     4.83        04/25/2006         18,674,924
      2,917,783    BUCKINGHAM II CDO                                                      4.78        04/05/2006          2,917,024
     21,963,172    BUCKINGHAM II CDO LLC++                                                4.83        04/25/2006         21,899,259
      2,705,157    CAIRN HIGH GRADE FUNDING I                                             4.90        04/03/2006          2,705,157
      5,139,799    CAIRN HIGH GRADE FUNDING I                                             4.64        04/05/2006          5,138,462
      3,381,447    CAIRN HIGH GRADE FUNDING I                                             4.82        04/19/2006          3,374,278
      1,487,836    CAIRN HIGH GRADE FUNDING I++                                           4.81        04/20/2006          1,484,489
      3,110,931    CAIRN HIGH GRADE FUNDING I                                             4.83        04/26/2006          3,101,474
      4,328,252    CAIRN HIGH GRADE FUNDING I++                                           4.74        05/04/2006          4,310,419
      1,487,836    CAIRN HIGH GRADE FUNDING I                                             4.77        05/10/2006          1,480,516
        270,516    CC USA INCORPORATED                                                    4.73        07/14/2006            270,521
      1,893,610    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.85        04/05/2006          1,893,118
      1,751,048    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.53        04/10/2006          1,749,420

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     4,057,736    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.55%       04/19/2006    $     4,049,134
      4,104,265    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69        05/08/2006          4,085,139
      1,612,003    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72        05/12/2006          1,603,637
        790,988    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.83        05/22/2006            785,807
        289,722    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.88        06/02/2006            287,399
      5,097,598    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.93        06/21/2006          5,043,258
      5,390,026    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.93        06/22/2006          5,331,814
        946,805    CONCORD MINUTEMAN CAPITAL COMPANY SERIES A                             4.81        05/19/2006            940,982
      4,986,011    CONCORD MINUTEMAN CAPITAL COMPANY SERIES A                             4.65        04/04/2007          4,986,011
      5,883,717    CONCORD MINUTEMEN CAPITAL COMPANY SERIES A                             4.72        04/12/2006          5,883,717
        946,805    CONCORD MINUTEMEN CAPITAL COMPANY SERIES A                             4.58        04/05/2006            946,559
        581,609    CORPORATE ASSET SECURITIZATION AUSTRALIA                               4.82        04/11/2006            580,992
        371,959    CREDIT SUISSE FIRST BOSTON                                             5.21        06/19/2006            372,175
      5,951,346    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1                        4.92        05/04/2006          5,948,370
        211,273    CULLINAN FINANCE CORPORATION                                           4.73        05/11/2006            210,204
      4,334,203    DEER VALLEY FUNDING LLC                                                4.84        04/19/2006          4,325,014
      6,762,893    DEER VALLEY FUNDING LLC                                                4.82        05/02/2006          6,736,991
      6,762,893    DEER VALLEY FUNDING LLC                                                4.82        05/03/2006          6,736,044
      6,762,893    DEER VALLEY FUNDING LLC                                                4.82        05/04/2006          6,735,030
        148,784    DEXIA DELAWARE LLC                                                     4.81        04/06/2006            148,724
      1,217,321    EIFFEL FUNDING LLC                                                     4.82        05/02/2006          1,212,658
      2,028,868    EIFFEL FUNDING LLC                                                     4.78        05/08/2006          2,019,413
         50,857    FALCON ASSET SECURITIZATION CORPORATION                                4.95        06/15/2006             50,356
      6,762,893    FIVE FINANCE INCORPORATED                                              4.93        01/25/2007          6,765,328
        546,983    GALLEON CAPITAL LLC                                                    4.84        04/10/2006            546,474
      3,114,312    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY                             4.91        05/12/2006          3,114,375
      2,164,126    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY                             4.83        06/16/2006          2,164,126
      1,624,447    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY                             5.06        09/18/2006          1,625,763
      6,898,151    GOLDMAN SACHS GROUP INCORPORATED                                       4.97        06/30/2006          6,898,151
      3,381,447    GOLDMAN SACHS GROUP INCORPORATED                                       5.02        08/16/2006          3,381,447
        219,794    GOLDMAN SACHS GROUP INCORPORATED                                       4.94        08/18/2006            219,948
        112,805    GRAMPIAN FUNDING LIMITED                                               4.43        04/11/2006            112,686
        121,056    GRAMPIAN FUNDING LIMITED                                               4.89        07/03/2006            119,556
        987,382    HBOS TREASURY SERVICES PLC                                             4.98        06/30/2006            987,610
     11,361,660    ING USA ANNUITY & LIFE INSURANCE                                       5.03        06/06/2006         11,361,660
     47,230,726    JP MORGAN CHASE & COMPANY REPURCHASE
                   AGREEMENT (MATURITY VALUE $47,250,091)                                 4.92        04/03/2006         47,230,726
        290,804    K2 (USA) LLC                                                           4.44        04/20/2006            290,150
        677,777    K2 (USA) LLC SERIES MTN                                                4.87        07/24/2006            677,947
      8,656,503    KAUPTHING BANK HF++                                                    4.84        03/20/2007          8,654,772
        308,929    KLIO FUNDING CORPORATION                                               4.81        04/19/2006            308,274
      4,143,489    KLIO II FUNDING CORPORATION++                                          4.82        04/18/2006          4,135,285
      1,922,420    KLIO III FUNDING CORPORATION                                           4.47        04/05/2006          1,921,920
        270,516    LEHMAN BROTHERS HOLDINGS INCORPORATED SERIES MTNG                      4.59        06/02/2006            270,578
      3,755,299    LEXINGTON PARKER CAPITAL CORPORATION                                   4.89        04/04/2006          3,754,811
        148,378    LEXINGTON PARKER CAPITAL CORPORATION                                   4.43        04/18/2006            148,084

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                          WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     5,299,944    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69%       05/10/2006    $     5,273,868
     10,144,340    LIBERTY LIGHT US CAPITAL SERIES MTN                                    4.81        05/26/2006         10,144,948
      4,666,396    LIQUID FUNDING LIMITED                                                 4.47        04/04/2006          4,665,790
      6,762,893    LIQUID FUNDING LIMITED                                                 4.82        04/28/2006          6,740,508
      3,651,962    LIQUID FUNDING LIMITED                                                 4.71        08/14/2006          3,651,962
      4,734,025    LIQUID FUNDING LIMITED                                                 4.61        12/01/2006          4,734,025
        135,258    MERRILL LYNCH & COMPANY                                                4.88        04/18/2006            135,251
        743,918    MERRILL LYNCH & COMPANY                                                5.09        06/06/2006            744,112
        161,092    MONT BLANC CAPITAL CORPORATION                                         4.46        04/10/2006            160,942
      9,468,050    MORGAN STANLEY                                                         4.94        10/10/2006          9,468,050
      6,762,893    MORGAN STANLEY                                                         4.94        10/30/2006          6,762,893
      2,079,590    MORGAN STANLEY SERIES EXL                                              4.78        08/13/2010          2,080,151
      8,115,472    MORTGAGE INTEREST NET TRUST (MINTS)                                    4.78        05/04/2006          8,082,036
        269,975    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.58        04/06/2006            269,867
        401,851    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.81        04/17/2006            401,108
        349,912    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.60        06/15/2006            346,465
        243,464    NORDEA NORTH AMERICA INCORPORATED                                      4.77        05/08/2006            242,330
        162,580    PARK AVENUE RECEIVABLES CORPORATION                                    4.81        04/17/2006            162,279
         86,295    PERRY GLOBAL FUNDING LIMITED                                           4.84        06/12/2006             85,479
      6,242,556    PICAROS FUNDING LLC                                                    4.82        04/27/2006          6,222,767
        270,516    PRUDENTIAL PLC                                                         4.70        05/08/2006            269,255
      6,215,775    RACERS TRUST 2004-6-MM                                                 4.79        05/22/2006          6,216,645
      3,809,538    ROYAL BANK OF SCOTLAND PLC                                             4.79        11/24/2006          3,810,642
        608,660    SCALDIS CAPITAL LIMITED                                                4.47        04/18/2006            607,455
         82,778    SCALDIS CAPITAL LIMITED                                                4.46        04/21/2006             82,581
      3,381,447    SEDNA FINANCE INCORPORATED                                             4.83        12/08/2006          3,381,007
      1,284,950    SLM CORPORATION                                                        4.79        04/25/2006          1,284,860
        878,635    SOCIETE GENERALE NORTH AMERICA                                         4.85        04/06/2006            878,284
        101,443    SWEDBANK (FORENINGS SPARBANKEN)                                        4.45        04/10/2006            101,349
      1,575,754    TANGO FINANCE CORPORATION                                              4.43        04/03/2006          1,575,754
      1,694,375    TANGO FINANCE CORPORATION SERIES MTN                                   4.87        10/25/2006          1,694,934
         99,956    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED                     4.78        05/15/2006             99,397
        128,901    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                   4.97        06/06/2006            127,787
      8,450,370    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED                     4.95        06/26/2006          8,354,543
     13,525,786    TRANSAMERICA OCCIDENTAL LIFE INSURANCE                                 5.07        07/11/2006         13,525,786
      2,599,521    TRAVELERS INSURANCE COMPANY                                            4.77        02/09/2007          2,599,469
        132,688    UBS FINANCE (DELAWARE) LLC                                             4.81        05/31/2006            131,660
      6,762,893    UNICREDITO ITALIANO NEW YORK SERIES                                    4.92        06/30/2006          6,761,967
      3,381,447    UNICREDITO ITALIANO SERIES LIB                                         4.70        03/09/2007          3,381,244
      3,805,345    WHITE PINE FINANCE LLC                                                 4.84        04/10/2006          3,801,806
        284,042    WHITE PINE FINANCE LLC                                                 4.79        05/05/2006            282,832
      1,570,344    WHITE PINE FINANCE LLC++                                               4.76        05/08/2006          1,563,026
      1,352,579    WHITE PINE FINANCE LLC                                                 4.65        05/17/2006          1,344,666
      3,516,704    WHITE PINE FINANCE LLC SERIES MTN1                                     4.81        06/12/2006          3,517,021

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       176,376    YORKTOWN CAPITAL LLC                                                   4.81%       04/20/2006    $       175,979
        162,309    YORKTOWN CAPITAL, LLC                                                  4.81        04/17/2006            162,009

                                                                                                                        489,261,038
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $492,642,485)                                                             492,642,485
                                                                                                                    ---------------

US TREASURY SECURITIES - 35.32%

US TREASURY BONDS - 35.32%
     23,671,000    US TREASURY BOND<<                                                     6.88        08/15/2025         28,895,261
     29,436,000    US TREASURY BOND<<                                                     6.00        02/15/2026         32,844,129
     18,144,000    US TREASURY BOND<<                                                     6.75        08/15/2026         21,975,505
     23,036,000    US TREASURY BOND<<                                                     6.50        11/15/2026         27,216,665
     20,265,000    US TREASURY BOND<<                                                     6.63        02/15/2027         24,302,173
     19,055,000    US TREASURY BOND<<                                                     6.38        08/15/2027         22,279,468
     47,084,000    US TREASURY BOND<<                                                     6.13        11/15/2027         53,602,215
     25,225,000    US TREASURY BOND<<                                                     5.50        08/15/2028         26,724,702
     23,540,000    US TREASURY BOND<<                                                     5.25        11/15/2028         24,170,801
     24,408,000    US TREASURY BOND<<                                                     5.25        02/15/2029         25,062,061
     23,977,000    US TREASURY BOND<<                                                     6.13        08/15/2029         27,489,247
     38,198,000    US TREASURY BOND<<                                                     6.25        05/15/2030         44,640,933
     37,835,000    US TREASURY BOND<<                                                     5.38        02/15/2031         39,827,241

                                                                                                                        399,030,401
                                                                                                                    ---------------

TOTAL US TREASURY SECURITIES (COST $378,656,674)                                                                        399,030,401
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 6.51%

MUTUAL FUND - 4.76%
     53,792,470    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~&&                                                           53,792,470
                                                                                                                    ---------------

US TREASURY BILLS - 1.75%
     19,875,000    US TREASURY BILL^#                                                     4.13        05/11/2006         19,782,924
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $73,580,826)                                                                          73,575,394
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,568,355,887)*                          143.90%                                                             $ 1,625,595,592
OTHER ASSETS AND LIABILITIES, NET               (43.90)                                                                (495,930,993)
                                               -------                                                              ---------------
TOTAL NET ASSETS                                100.00%                                                             $ 1,129,664,599
                                               =======                                                              ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

&&    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $58,086,900.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                          WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 99.77%
            N/A    WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE PORTFOLIO                                              $     7,794,590
            N/A    WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO                                                     4,685,026
            N/A    WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                                                          7,765,896
            N/A    WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                           7,792,099
            N/A    WELLS FARGO ADVANTAGE INDEX PORTFOLIO                                                                 23,325,329
            N/A    WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                              25,577,310
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO                                                     3,514,872
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                   3,528,852
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO                                                    3,510,267
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                                    3,504,812
            N/A    WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO                                                 2,350,446
            N/A    WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                  16,418,910
            N/A    WELLS FARGO ADVANTAGE MANAGED FIXED INCOME PORTFOLIO                                                 179,098,204
            N/A    WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                        3,169,073
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                                   3,140,657
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                    1,569,886
            N/A    WELLS FARGO ADVANTAGE STABLE INCOME PORTFOLIO                                                        116,782,624
            N/A    WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                              1,575,632
            N/A    WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                     51,162,192

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $449,556,280)                                                   466,266,677
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
SHORT-TERM INVESTMENTS - 0.29%

US TREASURY BILLS - 0.29%
$     1,325,000    US TREASURY BILL^#                                                     4.16%       05/11/2006          1,318,861
         50,000    US TREASURY BILL^#                                                     4.48        08/10/2006             49,188

                                                                                                                          1,368,049
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,368,421)                                                                            1,368,049
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $450,924,701)                             100.06%                                                             $   467,634,726
OTHER ASSETS AND LIABILITIES, NET                (0.06)                                                                    (262,432)
                                               -------                                                              ---------------
TOTAL NET ASSETS                                100.00%                                                             $   467,372,294
                                               =======                                                              ===============

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   GROWTH BALANCED FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 99.09%
            N/A    WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE PORTFOLIO                                              $   109,228,666
            N/A    WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO                                                    64,998,099
            N/A    WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                                                        108,359,087
            N/A    WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                         109,066,592
            N/A    WELLS FARGO ADVANTAGE INDEX PORTFOLIO                                                                326,438,174
            N/A    WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                              70,437,050
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO                                                    49,381,720
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                  50,055,185
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO                                                   49,547,359
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                                   49,371,367
            N/A    WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO                                                32,929,873
            N/A    WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                 229,338,098
            N/A    WELLS FARGO ADVANTAGE MANAGED FIXED INCOME PORTFOLIO                                                 493,006,696
            N/A    WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                       44,801,712
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                                  44,437,194
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                   22,242,452
            N/A    WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                             22,511,243
            N/A    WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                    140,886,859

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $1,771,385,432)                                               2,017,037,426
                                                                                                                    ---------------

PRINCIPAL                                                                              INTEREST RATE MATURITY DATE
SHORT-TERM INVESTMENTS - 0.91%

US TREASURY BILLS - 0.91%
$    15,480,000    US TREASURY BILL^#                                                     4.16%       05/11/2006         15,408,285
      3,190,000    US TREASURY BILL^#                                                     4.48        08/10/2006          3,138,194

                                                                                                                         18,546,479
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $18,551,306)                                                                          18,546,479
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,789,936,738)                           100.00%                                                             $ 2,035,583,905
OTHER ASSETS AND LIABILITIES, NET                 0.00                                                                      (88,321)
                                               -------                                                              ---------------
TOTAL NET ASSETS                                100.00%                                                             $ 2,035,495,584
                                               =======                                                              ===============

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                          WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   MODERATE BALANCED FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 99.41%
            N/A    WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE PORTFOLIO                                              $    19,161,364
            N/A    WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO                                                    11,410,810
            N/A    WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                                                         18,988,252
            N/A    WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                          19,138,049
            N/A    WELLS FARGO ADVANTAGE INDEX PORTFOLIO                                                                 57,247,107
            N/A    WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                              25,648,364
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO                                                     8,673,024
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                   8,786,987
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO                                                    8,699,155
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                                    8,669,729
            N/A    WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO                                                 5,781,322
            N/A    WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                  40,234,583
            N/A    WELLS FARGO ADVANTAGE MANAGED FIXED INCOME PORTFOLIO                                                 179,489,705
            N/A    WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                        7,869,008
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                                   7,782,276
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                    3,892,271
            N/A    WELLS FARGO ADVANTAGE STABLE INCOME PORTFOLIO                                                         85,774,948
            N/A    WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                              3,939,975
            N/A    WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                     51,293,230

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $514,359,375)                                                   572,480,159
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
SHORT-TERM INVESTMENTS - 0.64%

US TREASURY BILLS - 0.64%
$     3,685,000    US TREASURY BILL^#                                                     4.13%       05/11/2006          3,667,928
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,668,935)                                                                            3,667,928
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $518,028,310)                             100.05%                                                             $   576,148,087
OTHER ASSETS AND LIABILITIES, NET                (0.05)                                                                    (276,844)
                                               -------                                                              ---------------
TOTAL NET ASSETS                                100.00%                                                             $   575,871,243
                                               =======                                                              ===============

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS   STATEMENTS OF ASSETS AND LIABILITIES --
                                                      MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     AGGRESSIVE
                                                                ALLOCATION FUND
-------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE .............................   $    1,869,201
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ................      214,048,390
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ..................                0
  INVESTMENTS IN AFFILIATES ..................................                0
                                                                 --------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ..........      215,917,591
                                                                 --------------
  CASH .......................................................           25,000
  RECEIVABLE FOR FUND SHARES ISSUED ..........................            8,125
  RECEIVABLES FOR DIVIDENDS AND INTEREST .....................                0
                                                                 --------------
TOTAL ASSETS .................................................      215,950,716
                                                                 --------------

LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ....           92,983
  PAYABLE FOR FUND SHARES REDEEMED ...........................                0
  PAYABLE FOR INVESTMENTS PURCHASED ..........................                0
  DIVIDENDS PAYABLE ..........................................                0
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ......           23,138
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ....           51,329
  PAYABLE FOR SECURITIES LOANED (NOTE 2) .....................                0
  ACCRUED EXPENSES AND OTHER LIABILITIES .....................           15,126
                                                                 --------------
TOTAL LIABILITIES ............................................          182,576
                                                                 --------------
TOTAL NET ASSETS .............................................   $  215,768,140
                                                                 ==============

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
  PAID-IN CAPITAL ............................................   $  181,391,225
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .................          526,910
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ......        5,550,356
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF
    INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF ASSETS
    AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ........       26,858,476
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ......        1,441,173
                                                                 --------------
TOTAL NET ASSETS .............................................   $  215,768,140
                                                                 --------------


COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-------------------------------------------------------------------------------
  NET ASSETS - CLASS A .......................................              N/A
  SHARES OUTSTANDING - CLASS A ...............................              N/A
  NET ASSET VALUE PER SHARE - CLASS A ........................              N/A
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ..............              N/A
  NET ASSETS - CLASS B .......................................              N/A
  SHARES OUTSTANDING - CLASS B ...............................              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .....              N/A
  NET ASSETS - CLASS C .......................................              N/A
  SHARES OUTSTANDING - CLASS C ...............................              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .....              N/A
  NET ASSETS - ADMINISTRATOR CLASS ...........................   $  215,768,140
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ...................       14,308,564
  NET ASSET VALUE AND OFFERING PRICE PER SHARE -
    ADMINISTRATOR CLASS ......................................   $        15.08
                                                                 --------------
INVESTMENTS AT COST ..........................................   $  189,059,115
                                                                 ==============
SECURITIES ON LOAN, AT MARKET VALUE ..........................   $            0
                                                                 ==============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.25 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES      WELLS FARGO ADVANTAGE ALLOCATION FUNDS
-- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                          ASSET      CONSERVATIVE           GROWTH         MODERATE
                                                                ALLOCATION FUND   ALLOCATION FUND    BALANCED FUND    BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE .............................   $1,073,150,470    $    1,368,049   $   18,546,479   $    3,667,928
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ................                0       466,266,677    2,017,037,426      572,480,159
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ..................      492,642,485                 0                0                0
  INVESTMENTS IN AFFILIATES ..................................       59,802,637                 0                0                0
                                                                 --------------    --------------   --------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ..........    1,625,595,592       467,634,726    2,035,583,905      576,148,087
                                                                 --------------    --------------   --------------   --------------
  CASH .......................................................          100,350            25,000           25,000           25,000
  RECEIVABLE FOR FUND SHARES ISSUED ..........................          176,290             1,075        1,881,427          103,474
  RECEIVABLES FOR DIVIDENDS AND INTEREST .....................        5,760,390                 0                0                0
                                                                 --------------    --------------   --------------   --------------
TOTAL ASSETS .................................................    1,631,632,622       467,660,801    2,037,490,332      576,276,561
                                                                 --------------    --------------   --------------   --------------

LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ....          880,463            69,069          891,344          170,769
  PAYABLE FOR FUND SHARES REDEEMED ...........................        1,723,966            13,021          243,786            5,167
  PAYABLE FOR INVESTMENTS PURCHASED ..........................        5,665,676                 0                0                0
  DIVIDENDS PAYABLE ..........................................                0                 0              774                7
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ......          616,924            80,143          280,532           71,363
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ....          379,588           107,598          529,377          135,895
  PAYABLE FOR SECURITIES LOANED (NOTE 2) .....................      492,642,485                 0                0                0
  ACCRUED EXPENSES AND OTHER LIABILITIES .....................           58,921            18,676           48,935           22,117
                                                                 --------------    --------------   --------------   --------------
TOTAL LIABILITIES ............................................      501,968,023           288,507        1,994,748          405,318
                                                                 --------------    --------------   --------------   --------------
TOTAL NET ASSETS .............................................   $1,129,664,599    $  467,372,294   $2,035,495,584   $  575,871,243
                                                                 ==============    ==============   ==============   ==============

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ............................................   $1,112,635,243    $  443,101,567   $1,716,724,370   $  500,884,876
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .................          340,508         3,443,363        8,329,290        3,725,932
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ......      (52,769,864)        3,063,991       50,803,075       10,480,746
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF
    INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF ASSETS
    AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ........       57,239,705        16,710,025      245,647,167       58,119,777
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ......       12,219,007         1,053,348       13,991,682        2,659,912
                                                                 --------------    --------------   --------------   --------------
TOTAL NET ASSETS .............................................   $1,129,664,599    $  467,372,294   $2,035,495,584   $  575,871,243
                                                                 --------------    --------------   --------------   --------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A .......................................   $  907,503,617               N/A   $   62,057,075   $    5,547,625
  SHARES OUTSTANDING - CLASS A ...............................       44,488,739               N/A        1,886,241          258,308
  NET ASSET VALUE PER SHARE - CLASS A ........................   $        20.40               N/A   $        32.90   $        21.48
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ..............   $        21.64               N/A   $        34.91   $        22.79
  NET ASSETS - CLASS B .......................................   $  135,921,036               N/A   $   82,519,694   $    3,225,928
  SHARES OUTSTANDING - CLASS B ...............................       10,959,559               N/A        2,764,001          151,129
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .....   $        12.40               N/A   $        29.86   $        21.35
  NET ASSETS - CLASS C .......................................   $   39,009,792               N/A   $   17,421,003   $    1,206,391
  SHARES OUTSTANDING - CLASS C ...............................        3,142,473               N/A          581,994           56,485
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .....   $        12.41               N/A   $        29.93   $        21.36
  NET ASSETS - ADMINISTRATOR CLASS ...........................   $   47,230,154    $  467,372,294   $1,873,497,812   $  565,891,299
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ...................        2,312,128        24,358,631       61,674,486       26,261,415
  NET ASSET VALUE AND OFFERING PRICE PER SHARE -
    ADMINISTRATOR CLASS ......................................   $        20.43    $        19.19   $        30.38   $        21.55
                                                                 --------------    --------------   --------------   --------------
INVESTMENTS AT COST ..........................................   $1,568,355,887    $  450,924,701   $1,789,936,738   $  518,028,310
                                                                 ==============    ==============   ==============   ==============
SECURITIES ON LOAN, AT MARKET VALUE ..........................   $  480,945,819    $            0   $            0   $            0
                                                                 ==============    ==============   ==============   ==============

                                                      STATEMENT OF OPERATIONS --
                                         FOR THE SIX MONTHS ENDED MARCH 31, 2006
WELLS FARGO ADVANTAGE ALLOCATION FUNDS                                UNAUDITED)
--------------------------------------------------------------------------------

                                                                     AGGRESSIVE
                                                                ALLOCATION FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ..............................................   $            0
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .....        1,358,154
   INTEREST ..................................................           37,683
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS        1,005,746
   INCOME FROM AFFILIATED SECURITIES .........................                0
   SECURITIES LENDING INCOME, NET ............................                0
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ......         (585,499)
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......           79,276
                                                                 --------------
TOTAL INVESTMENT INCOME ......................................        1,895,360
                                                                 --------------

EXPENSES
   ADVISORY FEES .............................................          254,423
   ADMINISTRATION FEES
       FUND LEVEL ............................................           50,885
       CLASS A ...............................................              N/A
       CLASS B ...............................................              N/A
       CLASS C ...............................................              N/A
       ADMINISTRATOR CLASS ...................................          101,769
   CUSTODY FEES ..............................................                0
   SHAREHOLDER SERVICING FEES ................................          254,423
   ACCOUNTING FEES ...........................................           14,755
   DISTRIBUTION FEES (NOTE 3)
       CLASS B ...............................................              N/A
       CLASS C ...............................................              N/A
   PROFESSIONAL FEES .........................................            8,961
   REGISTRATION FEES .........................................           17,103
   SHAREHOLDER REPORTS .......................................           14,834
   TRUSTEES' FEES ............................................            3,773
   OTHER FEES AND EXPENSES ...................................            4,571
                                                                 --------------
TOTAL EXPENSES ...............................................          725,497
                                                                 --------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..............         (213,850)
   NET EXPENSES ..............................................          511,647
                                                                 --------------
NET INVESTMENT INCOME (LOSS) .................................        1,383,713
                                                                 --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
     TRANSLATION .............................................           16,265
   FUTURES TRANSACTIONS ......................................        1,775,337
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..        5,022,289
   FORWARD FOREIGN CURRENCY CONTRACTS ALLOCATED FROM MASTER
     PORTFOLIOS ..............................................              341
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .....          (65,079)
   OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS
     ALLOCATED FROM MASTER PORTFOLIOS ........................               30
                                                                 --------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ....................        6,749,183
                                                                 --------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
     TRANSLATION .............................................                0
   FUTURES TRANSACTIONS ......................................          784,491
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ......                0
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..        4,165,321
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED
     FROM MASTER PORTFOLIOS ..................................        1,759,663
                                                                 --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS ................................................        6,709,475
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .......       13,458,658
                                                                 --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS ..............................................   $   14,842,371
                                                                 ==============

(1) NET OF FOREIGN WITHHOLDING TAXES OF ......................   $       17,705

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS --
FOR THE SIX MONTHS ENDED MARCH 31, 2006
(UNAUDITED)                               WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                                          ASSET      CONSERVATIVE           GROWTH         MODERATE
                                                                ALLOCATION FUND   ALLOCATION FUND    BALANCED FUND    BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ..............................................   $    6,471,013    $            0   $            0   $            0
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .....                0         1,028,787       11,141,043        2,137,059
   INTEREST ..................................................       10,721,077            28,019          379,535           73,028
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS                0         8,711,065       17,311,300        8,266,446
   INCOME FROM AFFILIATED SECURITIES .........................          826,789                 0                0                0
   SECURITIES LENDING INCOME, NET ............................          408,797                 0                0                0
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ......                0        (1,078,042)      (5,473,042)      (1,453,776)
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......                0           259,807          973,947          309,784
                                                                 --------------    --------------   --------------   --------------
TOTAL INVESTMENT INCOME ......................................       18,427,676         8,949,636       24,332,783        9,332,541
                                                                 --------------    --------------   --------------   --------------

EXPENSES
   ADVISORY FEES .............................................        3,511,973           561,800        2,505,924          711,422
   ADMINISTRATION FEES
       FUND LEVEL ............................................          285,273           112,360          501,185          142,284
       CLASS A ...............................................        1,288,402               N/A           82,850            6,982
       CLASS B ...............................................          194,773               N/A          116,770            4,447
       CLASS C ...............................................           56,121               N/A           24,900            1,704
       ADMINISTRATOR CLASS ...................................           20,797           224,720          922,184          279,878
   CUSTODY FEES ..............................................          114,109                 0                0                0
   SHAREHOLDER SERVICING FEES ................................        1,426,364           561,800        2,505,924          711,422
   ACCOUNTING FEES ...........................................           36,787            20,534          192,514           32,724
   DISTRIBUTION FEES (NOTE 3)
       CLASS B ...............................................          521,712               N/A          312,776           11,913
       CLASS C ...............................................          150,325               N/A           66,697            4,565
   PROFESSIONAL FEES .........................................           69,223             8,555           54,089           12,649
   REGISTRATION FEES .........................................           20,135             9,304           53,583           45,041
   SHAREHOLDER REPORTS .......................................           79,303            16,269           86,216           31,054
   TRUSTEES' FEES ............................................            3,956             3,758            3,776            3,772
   OTHER FEES AND EXPENSES ...................................          113,672             7,275           25,257            7,148
                                                                 --------------    --------------   --------------   --------------
TOTAL EXPENSES ...............................................        7,892,925         1,526,375        7,454,645        2,007,005
                                                                 --------------    --------------   --------------   --------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..............         (711,605)         (434,113)      (1,850,408)        (561,326)
   NET EXPENSES ..............................................        7,181,320         1,092,262        5,604,237        1,445,679
                                                                 --------------    --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS) .................................       11,246,356         7,857,374       18,728,546        7,886,862
                                                                 --------------    --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
     TRANSLATION .............................................       (3,789,907)           45,922          217,670           77,535
   FUTURES TRANSACTIONS ......................................       18,100,912         1,368,295       18,039,863        3,407,147
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..                0         2,339,686       43,998,374        9,145,964
   FORWARD FOREIGN CURRENCY CONTRACTS ALLOCATED FROM MASTER
     PORTFOLIOS ..............................................                0               191            2,781              489
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .....                0          (582,875)        (980,888)        (107,301)
   OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS
     ALLOCATED FROM MASTER PORTFOLIOS ........................                0            10,422              576            7,739
                                                                 --------------    --------------   --------------   --------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ....................       14,311,005         3,181,641       61,278,376       12,531,573
                                                                 --------------    --------------   --------------   --------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
     TRANSLATION .............................................       15,053,653                 0                0                0
   FUTURES TRANSACTIONS ......................................        5,776,494         1,053,348       13,991,682        1,391,599
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ......                0                 0                0                0
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..                0        (1,582,787)      36,097,418       (4,480,603)
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED
     FROM MASTER PORTFOLIOS ..................................                0          (581,737)      (7,895,653)       5,711,800
                                                                 --------------    --------------   --------------   --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS ................................................       20,830,147        (1,111,176)      42,193,447        2,622,796
                                                                 --------------    --------------   --------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .......       35,141,152         2,070,465      103,471,823       15,154,369
                                                                 --------------    --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS ..............................................   $   46,387,508    $    9,927,839   $  122,200,369   $   23,041,231
                                                                 ==============    ==============   ==============   ==============

(1) NET OF FOREIGN WITHHOLDING TAXES OF ......................   $            0    $        9,778   $      139,078   $       24,368

WELLS FARGO ADVANTAGE ALLOCATION FUNDS       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    AGGRESSIVE ALLOCATION FUND
                                                                 --------------------------------
                                                                    FOR THE SIX           FOR THE
                                                                   MONTHS ENDED        YEAR ENDED
                                                                 MARCH 31, 2006     SEPTEMBER 30,
                                                                    (UNAUDITED)              2005
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ......................................   $  196,483,994    $  170,382,855

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..............................        1,383,713         2,682,223
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...................        6,749,183        10,631,305
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
     INVESTMENTS .............................................        6,709,475         8,480,585
                                                                 --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      14,842,371        21,794,113
                                                                 --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ................................................              N/A               N/A
      CLASS B ................................................              N/A               N/A
      CLASS C ................................................              N/A               N/A
      ADMINISTRATOR CLASS ....................................       (2,800,058)       (2,121,971)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ................................................              N/A               N/A
      CLASS B ................................................              N/A               N/A
      CLASS C ................................................              N/A               N/A
      ADMINISTRATOR CLASS ....................................       (4,735,077)                0
                                                                 --------------    --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........................       (7,535,135)       (2,121,971)
                                                                 --------------    --------------
CAPITAL SHARES TRANSACTIONS:
      PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ...........              N/A               N/A
      REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .......              N/A               N/A
      COST OF SHARES REDEEMED - CLASS A (NOTE 1) .............              N/A               N/A
                                                                 --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
      SHARE TRANSACTIONS - CLASS A ...........................              N/A               N/A
                                                                 --------------    --------------
      PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ...........              N/A               N/A
      REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .......              N/A               N/A
      COST OF SHARES REDEEMED - CLASS B (NOTE 1) .............              N/A               N/A
                                                                 --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
      SHARE TRANSACTIONS - CLASS B ...........................              N/A               N/A
                                                                 --------------    --------------
      PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ...........              N/A               N/A
      REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .......              N/A               N/A
      COST OF SHARES REDEEMED - CLASS C (NOTE 1) .............              N/A               N/A
                                                                 --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
      SHARE TRANSACTIONS - CLASS C ...........................              N/A               N/A
                                                                 --------------    --------------
      PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1)       51,911,757       115,575,260
      REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
         CLASS (NOTE 1) ......................................        7,517,462         2,109,259
      COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .      (47,452,309)     (111,255,522)
                                                                 --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS .......................................       11,976,910         6,428,997
                                                                 --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ........................................       11,976,910         6,428,997
                                                                 ==============    ==============
NET INCREASE (DECREASE) IN NET ASSETS ........................       19,284,146        26,101,139
                                                                 ==============    ==============
ENDING NET ASSETS ............................................   $  215,768,140    $  196,483,994
                                                                 ==============    ==============

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS. SEE NOTE 1.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS       WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                                      ASSET ALLOCATION FUND          CONSERVATIVE ALLOCATION FUND
                                                                 --------------------------------   -------------------------------
                                                                    FOR THE SIX           FOR THE      FOR THE SIX          FOR THE
                                                                   MONTHS ENDED        YEAR ENDED     MONTHS ENDED       YEAR ENDED
                                                                 MARCH 31, 2006     SEPTEMBER 30,   MARCH 31, 2006    SEPTEMBER 30,
                                                                    (UNAUDITED)           2005(1)      (UNAUDITED)             2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ......................................   $1,159,036,372    $1,135,947,526   $  442,285,061   $  412,341,156

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..............................       11,246,356        22,664,646        7,857,374       12,306,323
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...................       14,311,005        11,998,935        3,181,641        9,507,241
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
     INVESTMENTS .............................................       20,830,147        95,488,711       (1,111,176)      (1,122,393)
                                                                 --------------    --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      46,387,508       130,152,292        9,927,839       20,691,171
                                                                 --------------    --------------   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ................................................       (9,259,919)      (19,147,898)             N/A              N/A
      CLASS B ................................................         (870,635)       (2,268,679)             N/A              N/A
      CLASS C ................................................         (252,527)         (429,936)             N/A              N/A
      ADMINISTRATOR CLASS ....................................         (522,479)         (878,988)     (14,500,101)      (8,953,894)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ................................................       (9,943,175)      (20,107,355)             N/A              N/A
      CLASS B ................................................       (1,507,896)       (4,447,287)             N/A              N/A
      CLASS C ................................................         (435,861)         (564,680)             N/A              N/A
      ADMINISTRATOR CLASS ....................................         (387,595)         (849,828)      (8,664,277)      (4,886,634)
                                                                 --------------    --------------   --------------   --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........................      (23,180,087)      (48,694,651)     (23,164,378)     (13,840,528)
                                                                 --------------    --------------   --------------   --------------
CAPITAL SHARES TRANSACTIONS:
      PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ...........       11,903,923       105,002,997              N/A              N/A
      REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .......       18,532,381        38,140,417              N/A              N/A
      COST OF SHARES REDEEMED - CLASS A (NOTE 1) .............      (76,614,700)     (146,362,787)             N/A              N/A
                                                                 --------------    --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
      SHARE TRANSACTIONS - CLASS A ...........................      (46,178,396)       (3,219,373)             N/A              N/A
                                                                 --------------    --------------   --------------   --------------
      PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ...........        3,064,204        21,504,108              N/A              N/A
      REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .......        2,232,658         6,399,716              N/A              N/A
      COST OF SHARES REDEEMED - CLASS B (NOTE 1) .............      (18,781,919)      (95,054,913)             N/A              N/A
                                                                 --------------    --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
      SHARE TRANSACTIONS - CLASS B ...........................      (13,485,057)      (67,151,089)             N/A              N/A
                                                                 --------------    --------------   --------------   --------------
      PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ...........        1,280,327        24,242,271              N/A              N/A
      REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .......          580,911           864,446              N/A              N/A
      COST OF SHARES REDEEMED - CLASS C (NOTE 1) .............       (4,475,360)       (9,814,621)             N/A              N/A
                                                                 --------------    --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
      SHARE TRANSACTIONS - CLASS C ...........................       (2,614,122)       15,292,096              N/A              N/A
                                                                 --------------    --------------   --------------   --------------
      PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1)       39,728,683        10,323,971      170,871,888      300,165,852
      REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
         CLASS (NOTE 1) ......................................          896,208         1,692,283       23,081,989       13,759,922
      COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .      (30,926,510)      (15,306,683)    (155,630,105)    (290,832,512)
                                                                 --------------    --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS .......................................        9,698,381        (3,290,429)      38,323,772       23,093,262
                                                                 --------------    --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ........................................      (52,579,194)      (58,368,795)      38,323,772       23,093,262
                                                                 ==============    ==============   ==============   ==============
NET INCREASE (DECREASE) IN NET ASSETS ........................      (29,371,773)       23,088,846       25,087,233       29,943,905
                                                                 ==============    ==============   ==============   ==============
ENDING NET ASSETS ............................................   $1,129,664,599    $1,159,036,372   $  467,372,294   $  442,285,061
                                                                 ==============    ==============   ==============   ==============

WELLS FARGO ADVANTAGE ALLOCATION FUNDS       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    AGGRESSIVE ALLOCATION FUND
                                                                 --------------------------------
                                                                    FOR THE SIX           FOR THE
                                                                   MONTHS ENDED        YEAR ENDED
                                                                 MARCH 31, 2006     SEPTEMBER 30,
                                                                    (UNAUDITED)              2005
-------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ............................              N/A               N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
      CLASS A (NOTE 1) .......................................              N/A               N/A
   SHARES REDEEMED - CLASS A (NOTE 1) ........................              N/A               N/A
                                                                 --------------    --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ......              N/A               N/A
                                                                 --------------    --------------
   SHARES SOLD - CLASS B (NOTE 1) ............................              N/A               N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
      CLASS B (NOTE 1) .......................................              N/A               N/A
   SHARES REDEEMED - CLASS B (NOTE 1) ........................              N/A               N/A
                                                                 --------------    --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ......              N/A               N/A
                                                                 --------------    --------------
   SHARES SOLD - CLASS C (NOTE 1) ............................              N/A               N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
      CLASS C (NOTE 1) .......................................              N/A               N/A
   SHARES REDEEMED - CLASS C (NOTE 1) ........................              N/A               N/A
                                                                 --------------    --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ......              N/A               N/A
                                                                 --------------    --------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ................        3,574,466         8,328,304
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
      ADMINISTRATOR CLASS (NOTE 1) ...........................          512,535           151,745
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............       (3,266,373)       (8,011,483)
                                                                 --------------    --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
   ADMINISTRATOR CLASS .......................................          820,628           468,566
                                                                 --------------    --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING
   FROM CAPITAL SHARE TRANSACTIONS ...........................          820,628           468,566
                                                                 ==============    ==============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .   $      526,910    $    1,943,255
                                                                 ==============    ==============

(1) SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS. SEE NOTE 1.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS       WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                                      ASSET ALLOCATION FUND          CONSERVATIVE ALLOCATION FUND
                                                                 --------------------------------   -------------------------------
                                                                    FOR THE SIX           FOR THE      FOR THE SIX          FOR THE
                                                                   MONTHS ENDED        YEAR ENDED     MONTHS ENDED       YEAR ENDED
                                                                 MARCH 31, 2006     SEPTEMBER 30,   MARCH 31, 2006    SEPTEMBER 30,
                                                                    (UNAUDITED)           2005(1)      (UNAUDITED)             2005
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ............................          595,765         6,273,336              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
      CLASS A (NOTE 1) .......................................          915,403         1,948,580              N/A              N/A
   SHARES REDEEMED - CLASS A (NOTE 1) ........................       (3,795,231)       (7,460,920)             N/A              N/A
                                                                 --------------    --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ......       (2,284,063)          760,996              N/A              N/A
                                                                 --------------    --------------   --------------   --------------
   SHARES SOLD - CLASS B (NOTE 1) ............................          249,065         1,284,563              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
      CLASS B (NOTE 1) .......................................          181,657           538,452              N/A              N/A
   SHARES REDEEMED - CLASS B (NOTE 1) ........................       (1,539,916)       (7,968,855)             N/A              N/A
                                                                 --------------    --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ......       (1,109,194)       (6,145,840)             N/A              N/A
                                                                 --------------    --------------   --------------   --------------
   SHARES SOLD - CLASS C (NOTE 1) ............................          103,832         1,899,403              N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
      CLASS C (NOTE 1) .......................................           47,210            72,542              N/A              N/A
   SHARES REDEEMED - CLASS C (NOTE 1) ........................         (362,751)         (826,806)             N/A              N/A
                                                                 --------------    --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ......         (211,709)        1,145,139              N/A              N/A
                                                                 --------------    --------------   --------------   --------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ................        1,952,217           525,602        8,838,113       15,394,472
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
      ADMINISTRATOR CLASS (NOTE 1) ...........................           44,150            86,330        1,201,459          707,699
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............       (1,523,529)         (780,279)      (8,046,631)     (14,902,910)
                                                                 --------------    --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
   ADMINISTRATOR CLASS .......................................          472,838          (168,347)       1,992,941        1,199,261
                                                                 --------------    --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING
   FROM CAPITAL SHARE TRANSACTIONS ...........................       (3,132,128)       (4,408,052)       1,992,941        1,199,261
                                                                 ==============    ==============   ==============   ==============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .   $      340,508    $         (288)  $    3,443,363   $   10,086,090
                                                                 ==============    ==============   ==============   ==============

WELLS FARGO ADVANTAGE ALLOCATION FUNDS       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                        GROWTH BALANCED FUND
                                                                                                    -------------------------------
                                                                                                       FOR THE SIX          FOR THE
                                                                                                      MONTHS ENDED       YEAR ENDED
                                                                                                    MARCH 31, 2006    SEPTEMBER 30,
                                                                                                       (UNAUDITED)             2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................................................................   $2,009,757,928   $1,905,931,025

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................................................................       18,728,546       35,614,901
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................................       61,278,376      113,174,106
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........................       42,193,447       54,644,760
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................      122,200,369      203,433,767
                                                                                                    --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...................................................................................         (822,443)        (750,931)
      CLASS B ...................................................................................         (678,739)        (638,099)
      CLASS C ...................................................................................         (140,461)         (85,909)
      ADMINISTRATOR CLASS .......................................................................      (33,351,944)     (30,612,329)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...................................................................................       (2,975,958)        (379,590)
      CLASS B ...................................................................................       (4,702,473)        (665,956)
      CLASS C ...................................................................................       (1,011,770)        (150,975)
      ADMINISTRATOR CLASS .......................................................................     (101,273,947)     (12,884,897)
                                                                                                    --------------   --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................................     (144,957,735)     (46,168,686)
                                                                                                    --------------   --------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..........................................................       12,842,486       14,714,148
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ......................................................        3,674,178        1,082,618
   COST OF SHARES REDEEMED - CLASS A ............................................................      (12,314,702)     (18,969,114)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A .......        4,201,962       (3,172,348)
                                                                                                    --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..........................................................        1,969,472        5,312,567
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ......................................................        5,218,862        1,255,613
   COST OF SHARES REDEEMED - CLASS B ............................................................       (9,294,738)     (18,056,504)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS B .......       (2,106,404)     (11,488,324)
                                                                                                    --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..........................................................          805,711        1,276,690
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ......................................................        1,098,695          224,391
   COST OF SHARES REDEEMED - CLASS C ............................................................       (2,589,913)      (5,674,764)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C .......         (685,507)      (4,173,683)
                                                                                                    --------------   --------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ..............................................      127,400,988      330,586,029
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ..........................................      133,904,580       43,042,894
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ................................................     (214,220,597)    (408,232,746)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..........................................................................       47,084,971      (34,603,823)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .................       48,495,022      (53,438,178)
                                                                                                    ==============   ==============

NET INCREASE (DECREASE) IN NET ASSETS ...........................................................       25,737,656      103,826,903
                                                                                                    ==============   ==============
ENDING NET ASSETS ...............................................................................   $2,035,495,584   $2,009,757,928
                                                                                                    ==============   ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS       WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                                                                         MODERATE BALANCED FUND
                                                                                                    -------------------------------
                                                                                                       FOR THE SIX          FOR THE
                                                                                                      MONTHS ENDED       YEAR ENDED
                                                                                                    MARCH 31, 2006    SEPTEMBER 30,
                                                                                                       (UNAUDITED)             2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................................................................   $  566,653,608   $  550,271,338

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................................................................        7,886,862       13,145,013
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................................       12,531,573       29,279,463
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........................        2,622,796       (1,579,072)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................       23,041,231       40,845,404
                                                                                                    --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...................................................................................         (116,185)         (64,284)
      CLASS B ...................................................................................          (55,427)         (37,532)
      CLASS C ...................................................................................          (20,532)         (11,920)
      ADMINISTRATOR CLASS .......................................................................      (14,551,656)     (10,270,932)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...................................................................................         (237,619)         (99,431)
      CLASS B ...................................................................................         (161,257)         (75,659)
      CLASS C ...................................................................................          (60,393)         (24,448)
      ADMINISTRATOR CLASS .......................................................................      (27,563,965)     (15,989,096)
                                                                                                    --------------   --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................................      (42,767,034)     (26,573,302)
                                                                                                    --------------   --------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..........................................................        2,188,287        3,774,421
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ......................................................          346,052          158,415
   COST OF SHARES REDEEMED - CLASS A ............................................................       (1,574,891)      (1,850,068)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A .......          959,448        2,082,768
                                                                                                    --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..........................................................          544,446        1,766,202
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ......................................................          193,156           92,932
   COST OF SHARES REDEEMED - CLASS B ............................................................         (533,298)      (1,096,408)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS B .......          204,304          762,726
                                                                                                    --------------   --------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..........................................................           91,063          721,906
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ......................................................           78,080           35,955
   COST OF SHARES REDEEMED - CLASS C ............................................................         (147,983)        (249,533)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C .......           21,160          508,328
                                                                                                    --------------   --------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ..............................................       52,103,737      134,441,697
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ..........................................       41,717,362       25,920,575
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ................................................      (66,062,573)    (161,605,926)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..........................................................................       27,758,526       (1,243,654)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .................       28,943,438        2,110,168
                                                                                                    ==============   ==============

NET INCREASE (DECREASE) IN NET ASSETS ...........................................................        9,217,635       16,382,270
                                                                                                    ==============   ==============
ENDING NET ASSETS ...............................................................................   $  575,871,243   $  566,653,608
                                                                                                    ==============   ==============

WELLS FARGO ADVANTAGE ALLOCATION FUNDS       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                         GROWTH BALANCED FUND
                                                                                                    -------------------------------
                                                                                                       FOR THE SIX          FOR THE
                                                                                                      MONTHS ENDED       YEAR ENDED
                                                                                                    MARCH 31, 2006    SEPTEMBER 30,
                                                                                                       (UNAUDITED)             2005
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ........................................................................          394,263          460,600
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .....................................          113,707           33,872
   SHARES REDEEMED - CLASS A ....................................................................         (377,118)        (593,297)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .........................................          130,852          (98,825)
                                                                                                    --------------   --------------
   SHARES SOLD - CLASS B ........................................................................           66,371          182,640
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .....................................          178,236           42,938
   SHARES REDEEMED - CLASS B ....................................................................         (313,512)        (619,267)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .........................................          (68,905)        (393,689)
                                                                                                    --------------   --------------
   SHARES SOLD - CLASS C ........................................................................           27,047           43,794
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .....................................           37,420            7,664
   SHARES REDEEMED - CLASS C ....................................................................          (87,441)        (194,388)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .........................................          (22,974)        (142,930)
                                                                                                    --------------   --------------
   SHARES SOLD - ADMINISTRATOR CLASS ............................................................        4,229,012       11,160,084
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .........................        4,480,865        1,450,738
   SHARES REDEEMED - ADMINISTRATOR CLASS ........................................................       (7,116,839)     (13,742,061)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .............................        1,593,038       (1,131,239)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS .........        1,632,011       (1,766,683)
                                                                                                    ==============   ==============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................   $    8,329,290   $   24,594,331
                                                                                                    ==============   ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS       WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                                                                        MODERATE BALANCED FUND
                                                                                                    -------------------------------
                                                                                                       FOR THE SIX          FOR THE
                                                                                                      MONTHS ENDED       YEAR ENDED
                                                                                                    MARCH 31, 2006    SEPTEMBER 30,
                                                                                                       (UNAUDITED)             2005
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ........................................................................          101,707          172,733
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .....................................           16,159            7,260
   SHARES REDEEMED - CLASS A ....................................................................          (72,968)         (85,184)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .........................................           44,898           94,809
                                                                                                    --------------   --------------
   SHARES SOLD - CLASS B ........................................................................           25,321           81,242
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .....................................            9,083            4,274
   SHARES REDEEMED - CLASS B ....................................................................          (24,892)         (50,485)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .........................................            9,512           35,031
                                                                                                    --------------   --------------
   SHARES SOLD - CLASS C ........................................................................            4,198           33,303
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .....................................            3,670            1,654
   SHARES REDEEMED - CLASS C ....................................................................           (6,855)         (11,549)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .........................................            1,013           23,408
                                                                                                    --------------   --------------
   SHARES SOLD - ADMINISTRATOR CLASS ............................................................        2,386,289        6,147,585
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .........................        1,941,386        1,185,317
   SHARES REDEEMED - ADMINISTRATOR CLASS ........................................................       (3,045,966)      (7,389,095)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .............................        1,281,709          (56,193)
                                                                                                    --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS .........        1,337,132           97,056
                                                                                                    ==============   ==============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................   $    3,725,932   $   10,582,870
                                                                                                    ==============   ==============

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               NET REALIZED
                                                   BEGINNING           NET              AND       DIVIDENDS     DISTRIBUTIONS
                                                   NET ASSET    INVESTMENT       UNREALIZED        FROM NET          FROM NET
                                                   VALUE PER        INCOME   GAIN (LOSS) ON      INVESTMENT          REALIZED
                                                       SHARE        (LOSS)      INVESTMENTS          INCOME             GAINS
-----------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $14.57          0.10             0.96           (0.20)            (0.35)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $13.09          0.19             1.45           (0.16)             0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $11.85          0.14             1.26           (0.16)             0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $ 9.91          0.10             2.00           (0.16)             0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $12.02          0.13            (2.03)          (0.11)            (0.10)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $14.78          0.17            (2.29)          (0.17)            (0.47)

ASSET ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $19.99          0.21             0.62           (0.20)            (0.22)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $18.80          0.40             1.64           (0.41)            (0.44)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $17.50          0.36(6)          1.57           (0.36)            (0.27)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $14.97          0.30             2.53           (0.30)             0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $18.72          0.32            (2.52)          (0.32)            (1.23)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $24.36          0.36            (3.87)          (0.36)            (1.77)

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $12.15          0.08             0.38           (0.08)            (0.13)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $11.42          0.15             1.00           (0.15)            (0.27)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $10.63          0.13(6)          0.95           (0.13)            (0.16)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $ 9.09          0.10             1.54           (0.10)             0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $11.36          0.11            (1.53)          (0.11)            (0.74)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $14.78          0.13            (2.35)          (0.13)            (1.07)

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $12.16          0.08             0.38           (0.08)            (0.13)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $11.44          0.17             0.98           (0.16)            (0.27)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $10.65          0.13(6)          0.95           (0.13)            (0.16)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $ 9.11          0.11             1.54           (0.11)             0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $11.39          0.11            (1.53)          (0.11)            (0.75)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $14.82          0.13            (2.35)          (0.13)            (1.08)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $20.02          0.21             0.65           (0.23)            (0.22)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $18.82          0.47             1.63           (0.46)            (0.44)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $17.53          0.40(6)          1.57           (0.41)            (0.27)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $14.99          0.33             2.56           (0.35)             0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $18.72          0.32            (2.50)          (0.32)            (1.23)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $24.37          0.46            (3.98)          (0.36)            (1.77)

CONSERVATIVE ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $19.78          0.32             0.10           (0.63)            (0.38)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $19.48          0.54             0.40           (0.41)            (0.23)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $19.23          0.44             0.46           (0.51)            (0.14)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $18.42          0.46             1.00           (0.60)            (0.05)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $19.92          0.61            (0.75)          (0.78)            (0.58)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $20.44          0.84            (0.06)          (0.93)            (0.37)

GROWTH BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $33.09          0.26             1.71           (0.45)            (1.71)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $30.51          0.52             2.68           (0.41)            (0.21)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $28.27          0.41(6)          2.41           (0.58)             0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $24.27          0.34             4.05           (0.39)             0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $29.18          0.38            (3.88)          (0.23)            (1.18)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $34.96          0.59            (3.72)          (0.62)            (2.03)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                      WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                      ENDING         RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                   NET ASSET   --------------------------------------------------------
                                                   VALUE PER   NET INVESTMENT         GROSS      EXPENSES           NET
                                                       SHARE    INCOME (LOSS)      EXPENSES        WAIVED      EXPENSES
-----------------------------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $15.08             1.36%         1.21%        (0.21)%        1.00%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $14.57             1.42%         1.12%(4)     (0.12)%        1.00%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $13.09             1.14%         1.02%(4)     (0.02)%        1.00%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $11.85             1.20%         1.13%(4)     (0.13)%        1.00%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $ 9.91             1.20%         1.08%(4)     (0.08)%        1.00%(4)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $12.02             1.37%         1.03%(4)     (0.03)%        1.00%(4)

ASSET ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $20.40             2.08%         1.27%        (0.12)%        1.15%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $19.99             2.06%         1.23%        (0.08)%        1.15%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $18.80             1.90%         1.34%        (0.19)%        1.15%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $17.50             1.80%         1.45%        (0.30)%        1.15%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $14.97             1.76%         1.34%        (0.25)%        1.09%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $18.72             1.71%         1.20%        (0.21)%        0.99%

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $12.40             1.33%         2.02%        (0.12)%        1.90%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $12.15             1.33%         1.98%        (0.08)%        1.90%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $11.42             1.15%         2.09%        (0.19)%        1.90%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $10.63             1.05%         2.27%        (0.37)%        1.90%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $ 9.09             1.00%         2.15%        (0.31)%        1.84%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $11.36             0.96%         1.93%        (0.19)%        1.74%

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $12.41             1.33%         2.02%        (0.12)%        1.90%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $12.16             1.26%         1.98%        (0.08)%        1.90%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $11.44             1.15%         2.09%        (0.19)%        1.90%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $10.65             1.05%         2.23%        (0.33)%        1.90%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $ 9.11             1.01%         2.11%        (0.27)%        1.84%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $11.39             0.96%         1.89%        (0.15)%        1.74%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $20.43             2.34%         1.10%        (0.20)%        0.90%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $20.02             2.31%         1.00%        (0.10)%        0.90%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $18.82             2.16%         1.10%        (0.20)%        0.90%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $17.53             2.04%         1.22%        (0.31)%        0.91%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $14.99             1.89%         1.15%        (0.18)%        0.97%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $18.72             1.70%         1.12%        (0.12)%        1.00%

CONSERVATIVE ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $19.19             3.50%         1.04%        (0.19)%        0.85%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $19.78             2.78%         1.01%(4)     (0.16)%        0.85%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $19.48             2.32%         0.90%(4)     (0.05)%        0.85%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $19.23             2.78%         0.97%(4)     (0.15)%        0.82%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $18.42             3.23%         1.00%(4)     (0.20)%        0.80%(4)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $19.92             4.34%         0.90%(4)     (0.10)%        0.80%(4)

GROWTH BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $32.90             1.68%         1.33%        (0.13)%        1.20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $33.09             1.59%         1.33%(4)     (0.13)%        1.20%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $30.51             1.33%         1.28%(4)     (0.08)%        1.20%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $28.27             1.43%         1.48%(4)     (0.28)%        1.20%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $24.27             1.60%         1.18%(4)     (0.03)%        1.15%(4)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $29.18             1.93%         1.30%(4)     (0.15)%        1.15%(4)

                                                                    PORTFOLIO     NET ASSETS AT
                                                       TOTAL         TURNOVER     END OF PERIOD
                                                   RETURN(2)             RATE   (000'S OMITTED)
-----------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
-----------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...        7.43%             43%(5)      $ 215,768
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........       12.61%             64%(5)      $ 196,484
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........       11.82%             42%(5)      $ 170,383
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........       21.36%             43%(5)      $ 131,760
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      (16.22)%            40%(5)      $  78,673
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      (14.97)%            49%(5)      $  82,908

ASSET ALLOCATION FUND
-----------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...        4.19%              1%         $ 907,504
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........       11.03%              6%         $ 934,783
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........       11.12%              4%         $ 864,857
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........       19.04%             15%         $ 838,683
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      (13.20)%            23%         $ 763,925
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      (15.52)%            54%         $ 989,513

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...        3.81%              1%         $ 135,921
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........       10.19%              6%         $ 146,644
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........       10.24%              4%         $ 208,029
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........       18.10%             15%         $ 280,220
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      (13.83)%            23%         $ 325,790
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      (16.18)%            54%         $ 479,035

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...        3.81%              1%         $  39,010
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........       10.15%              6%         $  40,795
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........       10.25%              4%         $  25,268
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........       18.14%             15%         $  27,345
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      (13.86)%            23%         $  23,466
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      (16.16)%            54%         $  31,536

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...        4.33%              1%         $  47,230
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........       11.35%              6%         $  36,815
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........       11.33%              4%         $  37,794
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........       19.38%             15%         $  18,214
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      (13.09)%            23%         $  14,529
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      (15.57)%            54%         $  17,515

CONSERVATIVE ALLOCATION FUND
-----------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...        2.22%             94%(5)      $ 467,372
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........        4.91%            102%(5)      $ 442,285
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........        4.74%             72%(5)      $ 412,341
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........        8.17%             73%(5)      $ 381,254
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........       (0.89)%            71%(5)      $ 288,610
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........        3.89%             77%(5)      $ 301,041

GROWTH BALANCED FUND
-----------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...        6.17%             62%(5)      $  62,057
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........       10.58%             80%(5)      $  58,091
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........       10.02%             51%(5)      $  56,566
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........       18.25%             53%(5)      $  43,509
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      (12.99)%            48%(5)      $  32,370
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........       (9.78)%            60%(5)      $  25,049

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               NET REALIZED
                                                   BEGINNING           NET              AND       DIVIDENDS     DISTRIBUTIONS
                                                   NET ASSET    INVESTMENT       UNREALIZED        FROM NET          FROM NET
                                                   VALUE PER        INCOME   GAIN (LOSS) ON      INVESTMENT          REALIZED
                                                       SHARE        (LOSS)      INVESTMENTS          INCOME             GAINS
-----------------------------------------------------------------------------------------------------------------------------
GROWTH BALANCED FUND (CONTINUED)

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $30.12          0.12             1.56           (0.23)            (1.71)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $27.83          0.23             2.47           (0.20)            (0.21)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $25.89          0.16(6)          2.22           (0.44)             0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $22.22          0.16             3.68           (0.17)             0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $26.92          0.19            (3.59)          (0.12)            (1.18)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $32.50          0.39            (3.50)          (0.44)            (2.03)

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $30.19          0.13             1.55           (0.23)            (1.71)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $27.81          0.21             2.50           (0.12)            (0.21)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $25.88          0.16(6)          2.21           (0.44)             0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $22.22          0.15             3.69           (0.18)             0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $26.91          0.17            (3.57)          (0.11)            (1.18)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $32.50          0.39            (3.50)          (0.45)            (2.03)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $30.76          0.27             1.60           (0.54)            (1.71)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $28.41          0.56             2.50           (0.50)            (0.21)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $26.34          0.45(6)          2.25           (0.63)             0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $22.65          0.35             3.80           (0.46)             0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $27.33          0.44            (3.65)          (0.29)            (1.18)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $32.91          0.57            (3.43)          (0.69)            (2.03)

MODERATE BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $22.23          0.28             0.58           (0.51)            (1.10)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $21.72          0.43             1.13           (0.40)            (0.65)
JANUARY 30, 2004(3) TO SEPTEMBER 30, 2004 ......      $21.79          0.13            (0.20)           0.00              0.00

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $22.04          0.18             0.59           (0.36)            (1.10)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $21.62          0.31             1.08           (0.32)            (0.65)
JANUARY 30, 2004(3) TO SEPTEMBER 30, 2004 ......      $21.79          0.06            (0.23)           0.00              0.00

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $22.05          0.19             0.58           (0.36)            (1.10)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $21.62          0.31             1.08           (0.31)            (0.65)
JANUARY 30, 2004(3) TO SEPTEMBER 30, 2004 ......      $21.79          0.08            (0.25)           0.00              0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $22.32          0.28             0.61           (0.56)            (1.10)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $21.76          0.52             1.10           (0.41)            (0.65)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $21.09          0.42             1.10           (0.64)            (0.21)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $19.47          0.44             2.02           (0.64)            (0.20)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $22.29          0.56            (1.80)          (0.54)            (1.04)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $24.83          0.76            (1.17)          (0.87)            (1.26)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                      WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                      ENDING         RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                   NET ASSET   --------------------------------------------------------
                                                   VALUE PER   NET INVESTMENT         GROSS      EXPENSES           NET
                                                       SHARE    INCOME (LOSS)      EXPENSES        WAIVED      EXPENSES
-----------------------------------------------------------------------------------------------------------------------
GROWTH BALANCED FUND (CONTINUED)

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $29.86             0.93%         2.07%        (0.12)%        1.95%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $30.12             0.84%         2.08%(4)     (0.13)%        1.95%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $27.83             0.58%         2.02%(4)     (0.07)%        1.95%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $25.89             0.69%         2.57%(4)     (0.62)%        1.95%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $22.22             0.85%         2.13%(4)     (0.23)%        1.90%(4)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $26.92             1.16%         2.16%(4)     (0.26)%        1.90%(4)

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $29.93             0.92%         2.07%        (0.12)%        1.95%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $30.19             0.84%         2.08%(4)     (0.13)%        1.95%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $27.81             0.58%         2.02%(4)     (0.07)%        1.95%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $25.88             0.69%         2.57%(4)     (0.62)%        1.95%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $22.22             0.85%         2.17%(4)     (0.27)%        1.90%(4)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $26.91             1.18%         2.06%(4)     (0.16)%        1.90%(4)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $30.38             1.93%         1.14%        (0.19)%        0.95%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $30.76             1.84%         1.07%(4)     (0.12)%        0.95%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $28.41             1.59%         0.95%(4)     (0.01)%        0.94%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $26.34             1.69%         1.05%(4)     (0.11)%        0.94%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $22.65             1.80%         1.05%(4)     (0.12)%        0.93%(4)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $27.33             2.16%         0.97%(4)     (0.04)%        0.93%(4)

MODERATE BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $21.48             2.55%         1.29%        (0.14)%        1.15%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $22.23             2.11%         1.30%(4)     (0.15)%        1.15%(4)
JANUARY 30, 2004(3) TO SEPTEMBER 30, 2004 ......      $21.72             1.14%         1.27%(4)     (0.12)%        1.15%(4)

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $21.35             1.78%         2.03%        (0.13)%        1.90%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $22.04             1.35%         2.05%(4)     (0.15)%        1.90%(4)
JANUARY 30, 2004(3) TO SEPTEMBER 30, 2004 ......      $21.62             0.65%         2.02%(4)     (0.12)%        1.90%(4)

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $21.36             1.78%         2.03%        (0.13)%        1.90%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $22.05             1.35%         2.05%(4)     (0.15)%        1.90%(4)
JANUARY 30, 2004(3) TO SEPTEMBER 30, 2004 ......      $21.62             0.65%         2.01%(4)     (0.11)%        1.90%(4)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...      $21.55             2.78%         1.10%        (0.20)%        0.90%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........      $22.32             2.34%         1.04%(4)     (0.14)%        0.90%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........      $21.76             1.97%         0.92%(4)     (0.02)%        0.90%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........      $21.09             2.25%         1.03%(4)     (0.14)%        0.89%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      $19.47             2.55%         1.02%(4)     (0.14)%        0.88%(4)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      $22.29             3.37%         0.93%(4)     (0.05)%        0.88%(4)

                                                                    PORTFOLIO     NET ASSETS AT
                                                       TOTAL         TURNOVER     END OF PERIOD
                                                   RETURN(2)             RATE   (000'S OMITTED)
-----------------------------------------------------------------------------------------------
GROWTH BALANCED FUND (CONTINUED)

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...        5.78%              62%(5)    $   82,520
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........        9.76%              80%(5)    $   85,327
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........        9.17%              51%(5)    $   89,783
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........       17.40%              53%(5)    $   81,511
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      (13.68)%             48%(5)    $   66,337
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      (10.45)%             60%(5)    $   48,487

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...        5.74%              62%(5)    $   17,421
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........        9.79%              80%(5)    $   18,262
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........        9.18%              51%(5)    $   20,799
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........       17.35%              53%(5)    $   24,958
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      (13.67)%             48%(5)    $   18,484
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........      (10.46)%             60%(5)    $   11,265

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...        6.30%              62%(5)    $1,873,498
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........       10.87%              80%(5)    $1,848,078
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........       10.31%              51%(5)    $1,738,782
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........       18.53%              53%(5)    $1,415,216
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........      (12.85)%             48%(5)    $1,075,256
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........       (9.59)%             60%(5)    $1,164,850

MODERATE BALANCED FUND
-----------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...        4.02%              78%(5)    $    5,548
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........        7.32%              91%(5)    $    4,745
JANUARY 30, 2004(3) TO SEPTEMBER 30, 2004 ......       (0.32)%             62%(5)    $    2,576

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...        3.61%              78%(5)    $    3,226
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........        6.50%              91%(5)    $    3,121
JANUARY 30, 2004(3) TO SEPTEMBER 30, 2004 ......       (0.78)%             62%(5)    $    2,304

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...        3.59%              78%(5)    $    1,206
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........        6.50%              91%(5)    $    1,223
JANUARY 30, 2004(3) TO SEPTEMBER 30, 2004 ......       (0.78)%             62%(5)    $      693

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)...        4.12%              78%(5)    $  565,891
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005...........        7.57%              91%(5)    $  557,564
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........        7.28%              62%(5)    $  544,698
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003...........       12.99%              64%(5)    $  512,460
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002...........       (6.35)%             61%(5)    $  459,248
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001...........       (1.98)%             69%(5)    $  519,931

WELLS FARGO ADVANTAGE ALLOCATION FUNDS             NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)   Commencement of operations.

(4) Includes net expenses allocated from the Portfolio(s) in which the Fund invests.

(5) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

(6)   Calculated based upon average shares outstanding.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS             WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at March 31, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Aggressive Allocation Fund (formerly named Strategic Growth Allocation Fund), Asset Allocation Fund, Conservative Allocation Fund (formerly named Strategic Income
Fund), Growth Balanced Fund and Moderate Balanced Fund.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                             Before Reorganization          After Reorganization
                                                       Target Funds       Aquiring Fund
----------------------------------------------------------------------------------------------------------------
                                                        Wells Fargo        Wells Fargo           Wells Fargo
                                                           Index              Asset            Advantage Asset
      Fund                                            Allocation Fund    Allocation Fund*      Allocation Fund
----------------------------------------------------------------------------------------------------------------
   Shares:
      CLASS A                                               2,766,213          46,078,546           48,271,080
----------------------------------------------------------------------------------------------------------------
      CLASS B                                                 465,070          14,643,440           15,369,750
----------------------------------------------------------------------------------------------------------------
      CLASS C                                               1,141,827           2,005,926            3,785,922
----------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                           0                   0            1,973,851
----------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS(1)                                        0           1,973,851                    0
----------------------------------------------------------------------------------------------------------------
   Net Asset:
----------------------------------------------------------------------------------------------------------------
      CLASS A                                         $    42,259,453    $    888,129,332      $   930,388,785
----------------------------------------------------------------------------------------------------------------
      CLASS B                                               8,506,562         171,504,642          180,011,204
----------------------------------------------------------------------------------------------------------------
      CLASS C                                              20,876,141          23,525,974           44,402,115
----------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                           0                   0           38,104,327
----------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS(1)                                        0          38,104,327                    0
----------------------------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation)             $     9,082,590    $     (4,745,349)     $     4,337,241
----------------------------------------------------------------------------------------------------------------
   Accumulated net realized losses                    $    (1,384,879)   $    (27,732,287)     $   (29,117,166)
----------------------------------------------------------------------------------------------------------------

      * Designates the accounting survivor.

      (1) Effective the close of business on April 8, 2005, Institutional Class of the Wells Fargo Asset Allocation Fund was renamed to the Administrator Class of the Wells Fargo Advantage Asset Allocation Fund.

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

      The Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund, and Moderate Balanced Fund each seek to achieve its investment objective by investing substantially all investable assets in one or more separate diversified portfolios (each, a "Master Portfolio", collectively, the "Master Portfolios") of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio's income, expenses, and realized and unrealized gains and losses. The financial statements of the Master Portfolios are in this report and should be read in conjunction with each

WELLS FARGO ADVANTAGE ALLOCATION FUNDS             NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Fund's financial statements. The ownership percentages of each Master Portfolio by the Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund are as follows:

                                                  Aggressive        Conservative         Growth          Moderate
                                                Allocation Fund    Allocation Fund    Balanced Fund    Balanced Fund
--------------------------------------------------------------------------------------------------------------------
      C&B Large Cap Value Portfolio                   2%                 1%                13%              2%
--------------------------------------------------------------------------------------------------------------------
      Disciplined Growth Portfolio                    4%                 2%                30%              5%
--------------------------------------------------------------------------------------------------------------------
      Equity Income Portfolio                         1%                 1%                10%              2%
--------------------------------------------------------------------------------------------------------------------
      Equity Value Portfolio                          3%                 2%                23%              4%
--------------------------------------------------------------------------------------------------------------------
      Index Portfolio                                 2%                 1%                14%              2%
--------------------------------------------------------------------------------------------------------------------
      Inflation-Protected Bond Portfolio              2%                15%                28%             10%
--------------------------------------------------------------------------------------------------------------------
      International Core Portfolio                    4%                 2%                30%              5%
--------------------------------------------------------------------------------------------------------------------
      International Growth Portfolio                  2%                 1%                18%              3%
--------------------------------------------------------------------------------------------------------------------
      International Index Portfolio                   4%                 2%                30%              5%
--------------------------------------------------------------------------------------------------------------------
      International Value Portfolio                   4%                 2%                29%              5%
--------------------------------------------------------------------------------------------------------------------
      Large Cap Appreciation Portfolio                3%                 2%                23%              4%
--------------------------------------------------------------------------------------------------------------------
      Large Company Growth Portfolio                  1%                 0%                 7%              1%
--------------------------------------------------------------------------------------------------------------------
      Managed Fixed Income Portfolio                  3%                19%                52%             19%
--------------------------------------------------------------------------------------------------------------------
      Small Cap Index Portfolio                       1%                 1%                11%              2%
--------------------------------------------------------------------------------------------------------------------
      Small Company Growth Portfolio                  1%                 0%                 4%              1%
--------------------------------------------------------------------------------------------------------------------
      Small Company Value Portfolio                   1%                 0%                 4%              1%
--------------------------------------------------------------------------------------------------------------------
      Stable Income Portfolio                        N/A                18%                N/A             13%
--------------------------------------------------------------------------------------------------------------------
      Strategic Small Cap Value Portfolio             1%                 1%                11%              2%
--------------------------------------------------------------------------------------------------------------------
      Total Return Bond Portfolio                     1%                 3%                 9%              3%
--------------------------------------------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

NOTES TO FINANCIAL STATEMENTS             WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments in the Master Portfolios are valued daily based upon each Fund's proportionate share of each Master Portfolio's net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At March 31, 2006, the following Fund(s) held futures contracts:

                                                                                                               Net Unrealized
                                                                                Expiration      Notional        Appreciation
      Fund                              Contracts             Type                 Date          Amount        (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
      AGGRESSIVE ALLOCATION FUND          98 Long        S&P 500 Index          June 2006     $  31,598,200    $      332,650
                                        297 Short       US Treasury Bond        June 2006        33,528,050         1,108,644
------------------------------------------------------------------------------------------------------------------------------
      ASSET ALLOCATION FUND              908 Long        S&P 500 Index          June 2006       293,049,850         2,799,250
                                         247 Long   US 20 Year Treasury Bond    June 2006        27,641,930          (680,336)
                                          26 Long       US Treasury Bond        June 2006         2,905,500           (67,438)
                                      2,599 Short       US Treasury Bond        June 2006       293,864,624        10,167,530
------------------------------------------------------------------------------------------------------------------------------
      CONSERVATIVE ALLOCATION FUND        72 Long        S&P 500 Index          June 2006        23,214,500           244,900
                                        209 Short       US Treasury Bond        June 2006        23,622,104           808,448
------------------------------------------------------------------------------------------------------------------------------
      GROWTH BALANCED FUND               934 Long        S&P 500 Index          June 2006       301,196,350         3,124,200
                                      2,796 Short       US Treasury Bond        June 2006       316,068,358        10,867,483
------------------------------------------------------------------------------------------------------------------------------
      MODERATE BALANCED FUND             179 Long        S&P 500 Index          June 2006        57,718,550           604,125
                                        528 Short       US Treasury Bond        June 2006        59,690,287         2,055,787
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually, with the exception of the Asset Allocation Fund, for which net investment income, if any, is declared and distributed to shareholders quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS             NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at March 31, 2006.

      At September 30, 2005, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                   Capital Loss
      Fund                              Year Expires               Carryforwards
--------------------------------------------------------------------------------
      AGGRESSIVE ALLOCATION FUND            2003                      673,670
--------------------------------------------------------------------------------

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked daily while collateral supporting loans of U.S. Government securities are remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loans plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2005, Wells Fargo Bank, N.A. received 35% of the revenues earned on the securities lending activities and incurred all expenses. The value of the securities on loan and the value of the related collateral at March 31, 2006, are shown on the Statements of Assets and Liabilities.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                           Advisory Fees                                           Subadvisory Fees*
                                     Average Daily         (% of Average                        Average Daily        (% of Average
      Fund                             Net Assets        Daily Net Assets)    Subadviser         Net Assets        Daily Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
      AGGRESSIVE                          N/A                  0.250         Wells Capital   First $250 million          0.100
      ALLOCATION FUND                                                         Management      Over $250 million          0.050
                                                                             Incorporated
------------------------------------------------------------------------------------------------------------------------------------
      ASSET                        First $500 million          0.650         Wells Capital   First $100 million          0.150
      ALLOCATION FUND              Next $500 million           0.600          Management      Next $100 million          0.125
                                    Next $2 billion            0.550         Incorporated     Over $200 million          0.100
                                    Next $2 billion            0.525
                                    Over $5 billion            0.500
------------------------------------------------------------------------------------------------------------------------------------
      CONSERVATIVE                        N/A                  0.250         Wells Capital   First $250 million          0.100
      ALLOCATION FUND                                                         Management      Over $250 million          0.050
                                                                             Incorporated
------------------------------------------------------------------------------------------------------------------------------------
      GROWTH                              N/A                  0.250         Wells Capital   First $250 million          0.100
      BALANCED FUND                                                           Management      Over $250 million          0.050
                                                                             Incorporated
------------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS             WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                        Advisory Fees                                           Subadvisory Fees*
                                  Average Daily         (% of Average                        Average Daily        (% of Average
      Fund                          Net Assets        Daily Net Assets)    Subadviser         Net Assets        Daily Net Assets)
---------------------------------------------------------------------------------------------------------------------------------
      MODERATE BALANCED FUND           N/A                  0.250         Wells Capital   First $250 million          0.100
                                                                           Management      Over $250 million          0.050
                                                                          Incorporated
---------------------------------------------------------------------------------------------------------------------------------

      * Effective January 1, 2006. Prior to January 1, 2006, Subadviser(s) were entitled to to be paid a monthly fee at the following rate:

                                                                                                   Subadvisory Fees
                                                                           Average Daily             (% of Average
      Fund                                     Subadviser                    Net Assets            Daily Net Assets)
--------------------------------------------------------------------------------------------------------------------
      AGGRESSIVE ALLOCATION FUND        Wells Capital Management          All asset levels               0.050
                                              Incorporated
--------------------------------------------------------------------------------------------------------------------
      ASSET ALLOCATION FUND             Wells Capital Management          First $1 billion               0.150
                                              Incorporated                Over $1 billion                0.100
--------------------------------------------------------------------------------------------------------------------
      CONSERVATIVE ALLOCATION FUND      Wells Capital Management          All asset levels               0.050
                                              Incorporated
--------------------------------------------------------------------------------------------------------------------
      GROWTH BALANCED FUND              Wells Capital Management          All asset levels               0.050
                                              Incorporated
--------------------------------------------------------------------------------------------------------------------
      MODERATE BALANCED FUND            Wells Capital Management          All asset levels               0.050
                                              Incorporated
--------------------------------------------------------------------------------------------------------------------

      For each Fund that is invested in multiple Master Portfolios, Funds Management is entitled to receive an investment advisory fee of 0.25% of each Fund's average daily net assets for providing advisory services, including the determination of the asset allocations of each Fund's investments in the various Master Portfolios.

      Each Fund that invests its assets in one or more of the Master Portfolios may withdraw its investments from its corresponding Master Portfolio(s) at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding subadviser, if any) may receive an investment advisory fee for the direct management of those assets.

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                  Admin Fees
                                       Average Daily             (% of Average
                                        Net Assets             Daily Net Assets)
--------------------------------------------------------------------------------
      FUND LEVEL                     First $5 billion                0.05
                                      Next $5 billion                0.04
                                     Over $10 billion                0.03
--------------------------------------------------------------------------------
      CLASS A                                                        0.28
--------------------------------------------------------------------------------
      CLASS B                                                        0.28
--------------------------------------------------------------------------------
      CLASS C                                                        0.28
--------------------------------------------------------------------------------
      ADMINISTRATOR CLASS**                                          0.10
--------------------------------------------------------------------------------

      ** Prior to April 11, 2005, the class level fee was 0.20%.

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

WELLS FARGO ADVANTAGE ALLOCATION FUNDS             NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                  % of Average
      Fund                                                      Daily Net Assets
--------------------------------------------------------------------------------
      ASSET ALLOCATION FUND                                           0.02
--------------------------------------------------------------------------------

      WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                  % Of Average
      Share Class                                               Daily Net Assets
--------------------------------------------------------------------------------
      CLASS A, CLASS B AND CLASS C                                    0.25
--------------------------------------------------------------------------------
      ADMINISTRATOR CLASS*                                            0.25

      * Effective April 11, 2005. Prior to April 11, 2005, shareholder servicing fees were as follows:

                                                                  % Of Average
      Share Class                                               Daily Net Assets
--------------------------------------------------------------------------------
      ADMINISTRATOR CLASS**                                           0.10
--------------------------------------------------------------------------------

      ** Fee applies to the Administrator Class of the Asset Allocation Fund.

      For the period ended March 31, 2006, shareholder servicing fees paid were as follows:

                                                                                        Administrator
      Fund                                       Class A       Class B      Class C         Class
-----------------------------------------------------------------------------------------------------
      AGGRESSIVE ALLOCATION FUND                       N/A          N/A          N/A    $     254,423
-----------------------------------------------------------------------------------------------------
      ASSET ALLOCATION FUND                    $ 1,150,359    $ 173,904    $  50,108           51,993
-----------------------------------------------------------------------------------------------------
      CONSERVATIVE ALLOCATION FUND                     N/A          N/A          N/A          561,800
-----------------------------------------------------------------------------------------------------
      GROWTH BALANCED FUND                          73,974      104,259       22,232        2,305,459
-----------------------------------------------------------------------------------------------------
      MODERATE BALANCED FUND                         6,234        3,971        1,522          699,695
-----------------------------------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      Prior to April 11, 2005, Stephens, Inc. served as distributor to the applicable Funds and received distribution fees at an annual rate of 0.75% of average daily net assets of the Funds' Class B and Class C shares.

      For the period ended March 31, 2006, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the period ended March 31, 2006, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from administration, custody and shareholder servicing fees collected, if any.

                                                           Net Operating Expense Ratios
                                                           ----------------------------
                                                                                         Administrator
      Fund                                        Class A       Class B       Class C        Class
------------------------------------------------------------------------------------------------------
      AGGRESSIVE ALLOCATION FUND                     N/A           N/A           N/A         1.00%
------------------------------------------------------------------------------------------------------
      ASSET ALLOCATION FUND                          1.15%         1.90%         1.90%       0.90%
------------------------------------------------------------------------------------------------------
      CONSERVATIVE ALLOCATION FUND                   N/A           N/A           N/A         0.85%
------------------------------------------------------------------------------------------------------
      GROWTH BALANCED FUND                           1.20%         1.95%         1.95%       0.95%
------------------------------------------------------------------------------------------------------
      MODERATE BALANCED FUND                         1.15%         1.90%         1.90%       0.90%
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS             WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the period ended March 31, 2006, were as follows:

      Fund                                Purchases at Cost       Sales Proceeds
--------------------------------------------------------------------------------
      AGGRESSIVE ALLOCATION FUND*         $      75,848,508       $   75,385,750
--------------------------------------------------------------------------------
      ASSET ALLOCATION FUND                      14,168,769           60,307,639
--------------------------------------------------------------------------------
      CONSERVATIVE ALLOCATION FUND*             300,345,704          271,246,912
--------------------------------------------------------------------------------
      GROWTH BALANCED FUND*                     963,488,315          912,777,158
--------------------------------------------------------------------------------
      MODERATE BALANCED FUND*                   320,781,767          295,422,210
--------------------------------------------------------------------------------

      * These Funds seek to achieve their investment objective by investing some or all of their investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the period ended March 31, 2006, there were no borrowings by Allocation Funds under the agreement.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 95.01%

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 3.36%
        435,900    JONES APPAREL GROUP INCORPORATED                                                                 $    15,417,783
        208,400    VF CORPORATION                                                                                        11,857,960

                                                                                                                         27,275,743
                                                                                                                    ---------------

BUSINESS SERVICES - 7.71%
            122    INTERPUBLIC GROUP OF COMPANIES INCORPORATED+                                                               1,167
        369,800    MANPOWER INCORPORATED                                                                                 21,145,164
        749,000    MICROSOFT CORPORATION                                                                                 20,380,290
        251,800    OMNICOM GROUP INCORPORATED                                                                            20,962,350

                                                                                                                         62,488,971
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 5.58%
    565,700  AVON PRODUCTS INCORPORATED                                                                                  17,632,869
    337,300  COLGATE-PALMOLIVE COMPANY                                                                                   19,259,830
    236,100  MERCK & COMPANY INCORPORATED                                                                                 8,317,803

                                                                                                                         45,210,502
                                                                                                                    ---------------

COMMUNICATIONS - 4.63%
        555,000    COMCAST CORPORATION CLASS A+                                                                          14,496,600
      1,103,000    VODAFONE GROUP PLC ADR<<                                                                              23,052,700

                                                                                                                         37,549,300
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 8.07%
        609,000    BANK OF AMERICA CORPORATION<<                                                                         27,733,860
        362,600    JP MORGAN CHASE & COMPANY                                                                             15,098,664
        374,270    STATE STREET CORPORATION                                                                              22,617,136

                                                                                                                         65,449,660
                                                                                                                    ---------------

EATING & DRINKING PLACES - 5.26%
        604,000    ARAMARK CORPORATION CLASS B                                                                           17,842,160
        721,600    MCDONALD'S CORPORATION                                                                                24,794,176

                                                                                                                         42,636,336
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 7.20%
        722,120    AMERICAN POWER CONVERSION CORPORATION                                                                 16,688,193
        668,300    FLEXTRONICS INTERNATIONAL LIMITED+                                                                     6,916,905
        697,100    MOLEX INCORPORATED CLASS A                                                                            20,717,812
        680,700    NOKIA OYJ ADR                                                                                         14,104,104

                                                                                                                         58,427,014
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.44%
        228,000    QUEST DIAGNOSTICS INCORPORATED                                                                        11,696,400
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 3.11%
        290,100    ANHEUSER-BUSCH COMPANIES INCORPORATED<<                                                               12,407,577
        201,500    DIAGEO PLC ADR<<                                                                                      12,781,145

                                                                                                                         25,188,722
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GENERAL MERCHANDISE STORES - 1.41%
        820,200    BIG LOTS INCORPORATED+                                                                           $    11,449,992
                                                                                                                    ---------------

HEALTH SERVICES - 1.63%
        289,000    HCA INCORPORATED                                                                                      13,233,310
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 2.46%
          6,630    BERKSHIRE HATHAWAY INCORPORATED CLASS B+                                                              19,969,560
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.27%
        535,800    DOVER CORPORATION                                                                                     26,018,448
        213,800    EATON CORPORATION                                                                                     15,600,986
        403,000    PITNEY BOWES INCORPORATED                                                                             17,300,790

                                                                                                                         58,920,224
                                                                                                                    ---------------

INSURANCE CARRIERS - 4.80%
        361,800    ALLSTATE CORPORATION                                                                                  18,853,398
        334,000    MBIA INCORPORATED                                                                                     20,083,420

                                                                                                                         38,936,818
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.02%
        450,600    BAXTER INTERNATIONAL INCORPORATED                                                                     17,487,786
        135,000    BECTON DICKINSON & COMPANY                                                                             8,313,300
        646,000    BOSTON SCIENTIFIC CORPORATION+<<                                                                      14,890,300

                                                                                                                         40,691,386
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 5.33%
        588,000    HASBRO INCORPORATED                                                                                   12,406,800
        174,500    JOHNSON & JOHNSON                                                                                     10,333,890
        760,500    TYCO INTERNATIONAL LIMITED                                                                            20,442,240

                                                                                                                         43,182,930
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.45%
        418,685    ZALE CORPORATION+                                                                                     11,735,741
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 6.26%
        441,000    AMERICAN EXPRESS COMPANY                                                                              23,174,550
        446,000    COUNTRYWIDE FINANCIAL CORPORATION                                                                     16,368,200
        184,000    FREDDIE MAC                                                                                           11,224,000

                                                                                                                         50,766,750
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 2.32%
        325,299    KIMBERLY-CLARK CORPORATION                                                                            18,802,282
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 4.76%
        382,300    EXXON MOBIL CORPORATION                                                                               23,266,778
        246,100    ROYAL DUTCH SHELL PLC ADR CLASS A                                                                     15,322,186

                                                                                                                         38,588,964
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PRIMARY METAL INDUSTRIES - 1.28%
        202,600    HUBBELL INCORPORATED CLASS B                                                                     $    10,385,276
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.94%
        262,400    GANNETT COMPANY INCORPORATED                                                                          15,723,008
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.66%
        210,600    GENERAL DYNAMICS CORPORATION                                                                          13,474,188
                                                                                                                    ---------------

WATER TRANSPORTATION - 1.06%
        182,000    CARNIVAL CORPORATION<<                                                                                 8,621,340
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $734,869,870)                                                                                 770,404,417
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 11.20%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
         31,360    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    31,360
         23,762    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           23,762

                                                                                                                             55,122
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 11.19%
$       328,700    AMERICAN GENERAL FINANCE CORPORATION+/-                                4.78%        04/13/2007           328,835
        136,849    APRECO LLC                                                             4.62         05/15/2006           136,084
        299,519    APRECO LLC                                                             4.94         06/15/2006           296,569
        182,611    ASPEN FUNDING CORPORATION                                              4.92         04/03/2006           182,611
      1,826,112    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                        4.62         11/03/2006         1,826,112
        205,584    ATLAS CAPITAL FUNDING LIMITED                                          4.80         04/17/2006           205,203
        438,267    ATLAS CAPITAL FUNDING LIMITED                                          4.62         05/15/2006           435,817
        913,056    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80         10/20/2006           913,056
        913,056    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80         12/22/2006           913,056
        146,089    ATOMIUM FUNDING CORPORATION                                            4.53         04/12/2006           145,915
        126,696    BETA FINANCE INCORPORATED SERIES MTN+/-                                4.88         06/02/2006           126,712
     18,188,077    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $18,195,549)                                           4.93         04/03/2006        18,188,077
        542,136    BUCKINGHAM CDO LLC++                                                   4.60         04/06/2006           541,919
      1,777,391    BUCKINGHAM CDO LLC                                                     4.82         04/21/2006         1,773,161
        913,056    BUCKINGHAM CDO LLC                                                     4.82         04/25/2006           910,399
        949,578    BUCKINGHAM II CDO LLC++                                                4.83         04/25/2006           946,815
      3,652,224    BUCKINGHAM II CDO LLC                                                  4.83         04/26/2006         3,641,121
      1,095,667    CAIRN HIGH GRADE FUNDING I                                             4.59         04/06/2006         1,095,229
         87,653    CAIRN HIGH GRADE FUNDING I                                             4.71         04/26/2006            87,387
      1,533,934    CAIRN HIGH GRADE FUNDING I                                             4.83         04/27/2006         1,529,072
        913,056    CAIRN HIGH GRADE FUNDING I++                                           4.83         05/02/2006           909,559
        474,789    CAIRN HIGH GRADE FUNDING I                                             4.77         05/10/2006           472,453
      1,836,521    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78         04/05/2006         1,836,043
        504,007    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69         05/08/2006           501,658
        162,414    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70         05/10/2006           161,615
        730,445    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72         05/12/2006           726,654

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       365,222    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90%        06/07/2006   $       362,019
        972,039    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92         06/12/2006           962,854
      2,008,723    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72         04/12/2006         2,008,723
        365,222    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75         04/18/2007           365,222
      1,285,583    CONSOLIDATED EDISON INCORPORATED                                       4.90         04/03/2006         1,285,583
         91,306    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                       4.81         04/13/2006            91,185
      1,132,190    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                     4.92         05/04/2006         1,131,623
        913,056    CULLINAN FINANCE CORPORATION+/-                                        4.71         11/15/2006           913,020
        730,445    DEER VALLEY FUNDING LLC++                                              4.51         04/10/2006           729,766
        933,326    DEER VALLEY FUNDING LLC                                                4.81         04/17/2006           931,599
      2,225,191    DEER VALLEY FUNDING LLC                                                4.83         04/19/2006         2,220,473
        474,789    DEER VALLEY FUNDING LLC                                                4.80         05/03/2006           472,904
      1,826,112    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $1,826,849)                                            4.84         04/03/2006         1,826,112
      1,749,014    EIFFEL FUNDING LLC                                                     4.91         04/03/2006         1,749,014
        109,567    EIFFEL FUNDING LLC                                                     4.78         04/17/2006           109,364
      1,315,568    EUREKA SECURITIZATION INCORPORATED                                     4.88         05/16/2006         1,308,043
         30,094    GALLEON CAPITAL LLC                                                    4.65         04/03/2006            30,094
         54,783    GEMINI SECURITIZATION INCORPORATED                                     4.90         05/24/2006            54,410
        876,534    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97         06/30/2006           876,534
      2,616,819    HARRIER FINANCE FUNDING LLC                                            4.62         04/03/2006         2,616,819
        584,356    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03         06/06/2006           584,356
      7,334,023    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $7,337,036)                                            4.93         04/03/2006         7,334,023
         47,479    K2 (USA) LLC                                                           4.63         05/02/2006            47,297
        168,915    K2 (USA) LLC SERIES MTN+/-                                             4.87         07/24/2006           168,958
        547,834    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84         03/20/2007           547,724
         73,044    KLIO II FUNDING CORPORATION                                            4.58         04/05/2006            73,026
         88,019    KLIO III FUNDING CORPORATION                                           4.69         04/19/2006            87,832
         36,522    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62         05/02/2006            36,382
        138,638    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69         05/10/2006           137,956
        913,056    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81         05/26/2006           913,111
         73,044    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68         09/12/2006            73,045
        219,133    LIQUID FUNDING LIMITED+/-                                              4.94         04/24/2006           219,142
        840,012    LIQUID FUNDING LIMITED+/-                                              4.71         08/14/2006           840,012
        547,834    LIQUID FUNDING LIMITED+/-                                              4.61         12/01/2006           547,834
        219,133    LIQUID FUNDING LIMITED SERIES MTN+/-                                   4.83         02/20/2007           219,123
        365,222    MBIA GLOBAL FUNDING LLC+/-                                             4.78         02/20/2007           365,201
      1,835,243    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  4.80         10/27/2006         1,836,619
      1,095,667    MORGAN STANLEY+/-                                                      4.94         10/10/2006         1,095,667
        168,915    MORGAN STANLEY SERIES EXL+/-                                           4.78         08/13/2010           168,961
        628,876    MORTGAGE INTEREST NET TRUST                                            4.68         04/03/2006           628,876
        825,403    MORTGAGE INTEREST NET TRUST                                            4.78         05/03/2006           822,126
         36,522    NATIONWIDE BUILDING SOC+/-                                             4.74         07/21/2006            36,540
        805,425    NEWPORT FUNDING CORPORATION                                            4.92         04/03/2006           805,425

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,105,857    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                              4.78%        04/03/2006   $     1,105,857
      1,278,278    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.68         04/04/2006         1,278,112
        162,816    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.93         06/26/2006           160,970
         69,392    NORDEA NORTH AMERICA INCORPORATED                                      4.89         05/15/2006            69,004
      1,926,548    NORTHERN ROCK PLC+/-                                                   4.63         04/21/2006         1,926,279
        144,372    NORTHERN ROCK PLC                                                      4.69         04/24/2006           143,971
      1,826,112    NORTHERN ROCK PLC+/-                                                   4.66         02/05/2007         1,826,130
        147,732    RACERS TRUST 2004-6-MM+/-                                              4.79         05/22/2006           147,753
         36,522    SCALDIS CAPITAL LIMITED                                                4.93         06/15/2006            36,163
        146,089    TANGO FINANCE CORPORATION                                              4.95         06/21/2006           144,532
        422,307    TANGO FINANCE CORPORATION SERIES MTN+/-                                4.87         10/25/2006           422,446
        211,135    TRAVELERS INSURANCE COMPANY+/-                                         4.77         02/09/2007           211,131
        913,056    UNICREDITO ITALIANO SERIES LIB+/-                                      4.70         03/09/2007           913,001
        913,056    UNICREDITO ITALIANO SERIES YCD+/-                                      4.47         04/03/2006           913,056
      1,387,845    US BANK NA SERIES BKNT+/-                                              4.66         07/28/2006         1,387,887
        365,222    WHISTLEJACKET CAPITAL LIMITED+/-                                       4.65         06/09/2006           365,222
         36,522    WHITE PINE FINANCE LLC                                                 4.64         04/18/2006            36,450
        182,611    WHITE PINE FINANCE LLC                                                 4.82         05/05/2006           181,833
        149,084    WHITE PINE FINANCE LLC                                                 4.84         05/25/2006           148,048
        112,196    WHITE PINE FINANCE LLC                                                 4.93         06/20/2006           111,015
        963,785    WHITE PINE FINANCE LLC                                                 4.93         06/22/2006           953,377
        913,056    WHITE PINE FINANCE LLC+/-                                              4.70         07/17/2006           913,056
        876,534    WHITE PINE FINANCE LLC SERIES MTN1+/-                                  4.81         06/12/2006           876,613

                                                                                                                         90,737,635
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $90,792,757)                                                               90,792,757
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 4.87%
     39,523,765    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~&&                                                           39,523,765
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $39,523,765)                                                                          39,523,765
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $865,186,392)*                           111.08%                                                              $   900,720,939
OTHER ASSETS AND LIABILITIES, NET              (11.08)                                                                  (89,831,874)
                                               ------                                                               ---------------
TOTAL NET ASSETS                               100.00%                                                              $   810,889,065
                                               ======                                                               ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

&&    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $39,523,765.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 98.49%

APPAREL & ACCESSORY STORES - 3.00%
        144,600    NORDSTROM INCORPORATED                                                                           $     5,665,428
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 4.65%
        100,000    FASTENAL COMPANY                                                                                       4,734,000
         95,700    HOME DEPOT INCORPORATED                                                                                4,048,110

                                                                                                                          8,782,110
                                                                                                                    ---------------

BUSINESS SERVICES - 14.60%
        104,000    ADOBE SYSTEMS INCORPORATED<<                                                                           3,631,680
         96,100    CHECKFREE CORPORATION<<+                                                                               4,853,050
         55,000    COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                    3,271,950
        152,000    ELECTRONIC DATA SYSTEMS CORPORATION<<                                                                  4,078,160
        232,900    MICROSOFT CORPORATION                                                                                  6,337,209
        139,300    ROBERT HALF INTERNATIONAL INCORPORATED                                                                 5,378,373

                                                                                                                         27,550,422
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 10.47%
         49,600    GENENTECH INCORPORATED+                                                                                4,191,696
         50,000    GENZYME CORPORATION+                                                                                   3,361,000
        105,100    GILEAD SCIENCES INCORPORATED+                                                                          6,539,322
         98,300    PROCTER & GAMBLE COMPANY                                                                               5,664,046

                                                                                                                         19,756,064
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 13.49%
        109,000    AMPHENOL CORPORATION CLASS A                                                                           5,687,620
        259,600    CISCO SYSTEMS INCORPORATED+                                                                            5,625,532
         50,700    L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                               4,349,553
         74,000    MAXIM INTEGRATED PRODUCTS INCORPORATED<<                                                               2,749,100
        112,000    TEXAS INSTRUMENTS INCORPORATED                                                                         3,636,640
        133,600    XILINX INCORPORATED<<                                                                                  3,401,456

                                                                                                                         25,449,901
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 2.12%
         49,600    FORTUNE BRANDS INCORPORATED                                                                            3,999,248
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 2.00%
         65,200    PEPSICO INCORPORATED                                                                                   3,767,908
                                                                                                                    ---------------

HEALTH SERVICES - 2.23%
         70,000    DAVITA INCORPORATED+                                                                                   4,214,700
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 11.30%
         74,100    3M COMPANY                                                                                             5,608,629
        216,300    APPLIED MATERIALS INCORPORATED                                                                         3,787,413
        259,000    EMC CORPORATION+                                                                                       3,530,170
         75,400    NATIONAL-OILWELL VARCO INCORPORATED<<+                                                                 4,834,648
         62,000    SANDISK CORPORATION+                                                                                   3,566,240

                                                                                                                         21,327,100
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS - 5.95%
         49,700    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                   $     4,003,335
         51,400    PRUDENTIAL FINANCIAL INCORPORATED                                                                      3,896,634
         59,600    UNITEDHEALTH GROUP INCORPORATED                                                                        3,329,256

                                                                                                                         11,229,225
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 2.76%
        150,600    COACH INCORPORATED<<+                                                                                  5,207,748
                                                                                                                    ---------------

MEDICAL MANAGEMENT SERVICES - 2.51%
         87,750    COVENTRY HEALTH CARE INCORPORATED+                                                                     4,736,745
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.52%
         80,200    JOHNSON & JOHNSON                                                                                      4,749,444
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 2.89%
         62,000    EXPRESS SCRIPTS INCORPORATED<<+                                                                        5,449,800
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 2.19%
         49,500    BURLINGTON NORTHERN SANTA FE CORPORATION                                                               4,124,835
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 6.70%
         36,700    BEAR STEARNS COMPANIES INCORPORATED                                                                    5,090,290
        219,800    CHARLES SCHWAB CORPORATION                                                                             3,782,759
         40,000    FRANKLIN RESOURCES INCORPORATED                                                                        3,769,600

                                                                                                                         12,642,649
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 2.78%
        195,000    CORNING INCORPORATED<<+                                                                                5,247,450
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 2.15%
         36,000    FEDEX CORPORATION                                                                                      4,065,840
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 4.18%
         53,000    BOEING COMPANY                                                                                         4,130,290
         65,000    UNITED TECHNOLOGIES CORPORATION                                                                        3,768,050

                                                                                                                          7,898,340
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $150,402,437)                                                                                 185,864,957
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 9.66%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
          6,300    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                     6,300
          4,773    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                            4,773

                                                                                                                             11,073
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 9.65%
$        66,028    AMERICAN GENERAL FINANCE CORPORATION+/-                                4.78%        04/13/2007            66,056
         27,490    APRECO LLC                                                             4.62         05/15/2006            27,336
         60,167    APRECO LLC                                                             4.94         06/15/2006            59,574
         36,683    ASPEN FUNDING CORPORATION                                              4.92         04/03/2006            36,683

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       366,825    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                        4.62%        11/03/2006   $       366,825
         41,297    ATLAS CAPITAL FUNDING LIMITED                                          4.80         04/17/2006            41,221
         88,038    ATLAS CAPITAL FUNDING LIMITED                                          4.62         05/15/2006            87,546
        183,412    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80         10/20/2006           183,412
        183,412    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80         12/22/2006           183,412
         29,346    ATOMIUM FUNDING CORPORATION                                            4.53         04/12/2006            29,311
         25,450    BETA FINANCE INCORPORATED SERIES MTN+/-                                4.88         06/02/2006            25,454
      3,653,576    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $3,655,077)                                            4.93         04/03/2006         3,653,576
        108,903    BUCKINGHAM CDO LLC++                                                   4.60         04/06/2006           108,859
        357,038    BUCKINGHAM CDO LLC                                                     4.82         04/21/2006           356,188
        183,412    BUCKINGHAM CDO LLC                                                     4.82         04/25/2006           182,879
        190,749    BUCKINGHAM II CDO LLC++                                                4.83         04/25/2006           190,194
        733,650    BUCKINGHAM II CDO LLC                                                  4.83         04/26/2006           731,420
        220,095    CAIRN HIGH GRADE FUNDING I                                             4.59         04/06/2006           220,007
         17,608    CAIRN HIGH GRADE FUNDING I                                             4.71         04/26/2006            17,554
        308,133    CAIRN HIGH GRADE FUNDING I                                             4.83         04/27/2006           307,156
        183,412    CAIRN HIGH GRADE FUNDING I++                                           4.83         05/02/2006           182,710
         95,374    CAIRN HIGH GRADE FUNDING I                                             4.77         05/10/2006            94,905
        368,916    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78         04/05/2006           368,820
        101,244    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69         05/08/2006           100,772
         32,625    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70         05/10/2006            32,465
        146,730    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72         05/12/2006           145,968
         73,365    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90         06/07/2006            72,722
        195,261    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92         06/12/2006           193,416
        403,507    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72         04/12/2006           403,507
         73,365    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75         04/18/2007            73,365
        258,245    CONSOLIDATED EDISON INCORPORATED                                       4.90         04/03/2006           258,245
         18,341    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                       4.81         04/13/2006            18,317
        227,431    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                     4.92         05/04/2006           227,318
        183,412    CULLINAN FINANCE CORPORATION+/-                                        4.71         11/15/2006           183,405
        146,730    DEER VALLEY FUNDING LLC++                                              4.51         04/10/2006           146,594
        187,484    DEER VALLEY FUNDING LLC                                                4.81         04/17/2006           187,137
        446,991    DEER VALLEY FUNDING LLC                                                4.83         04/19/2006           446,043
         95,374    DEER VALLEY FUNDING LLC                                                4.80         05/03/2006            94,996
        366,825    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $366,973)                                              4.84         04/03/2006           366,825
        351,338    EIFFEL FUNDING LLC                                                     4.91         04/03/2006           351,338
         22,010    EIFFEL FUNDING LLC                                                     4.78         04/17/2006            21,969
        264,268    EUREKA SECURITIZATION INCORPORATED                                     4.88         05/16/2006           262,756
          6,045    GALLEON CAPITAL LLC                                                    4.65         04/03/2006             6,045
         11,005    GEMINI SECURITIZATION INCORPORATED                                     4.90         05/24/2006            10,930
        176,076    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97         06/30/2006           176,076
        525,660    HARRIER FINANCE FUNDING LLC                                            4.62         04/03/2006           525,660
        117,384    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03         06/06/2006           117,384
      1,473,241    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $1,473,846)                                            4.93         04/03/2006         1,473,241

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$         9,537    K2 (USA) LLC                                                           4.63%        05/02/2006   $         9,501
         33,931    K2 (USA) LLC SERIES MTN+/-                                             4.87         07/24/2006            33,940
        110,047    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84         03/20/2007           110,026
         14,673    KLIO II FUNDING CORPORATION                                            4.58         04/05/2006            14,669
         17,681    KLIO III FUNDING CORPORATION                                           4.69         04/19/2006            17,643
          7,337    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62         05/02/2006             7,308
         27,849    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69         05/10/2006            27,712
        183,412    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81         05/26/2006           183,424
         14,673    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68         09/12/2006            14,673
         44,019    LIQUID FUNDING LIMITED+/-                                              4.94         04/24/2006            44,021
        168,740    LIQUID FUNDING LIMITED+/-                                              4.71         08/14/2006           168,740
        110,048    LIQUID FUNDING LIMITED+/-                                              4.61         12/01/2006           110,048
         44,019    LIQUID FUNDING LIMITED SERIES MTN+/-                                   4.83         02/20/2007            44,017
         73,365    MBIA GLOBAL FUNDING LLC+/-                                             4.78         02/20/2007            73,361
        368,659    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  4.80         10/27/2006           368,936
        220,095    MORGAN STANLEY+/-                                                      4.94         10/10/2006           220,095
         33,931    MORGAN STANLEY SERIES EXL+/-                                           4.78         08/13/2010            33,940
        126,327    MORTGAGE INTEREST NET TRUST                                            4.68         04/03/2006           126,327
        165,805    MORTGAGE INTEREST NET TRUST                                            4.78         05/03/2006           165,147
          7,337    NATIONWIDE BUILDING SOC+/-                                             4.74         07/21/2006             7,340
        161,792    NEWPORT FUNDING CORPORATION                                            4.92         04/03/2006           161,792
        222,142    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                              4.78         04/03/2006           222,142
        256,777    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.68         04/04/2006           256,744
         32,706    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.93         06/26/2006            32,335
         13,939    NORDEA NORTH AMERICA INCORPORATED                                      4.89         05/15/2006            13,861
        387,000    NORTHERN ROCK PLC+/-                                                   4.63         04/21/2006           386,946
         29,001    NORTHERN ROCK PLC                                                      4.69         04/24/2006            28,921
        366,825    NORTHERN ROCK PLC+/-                                                   4.66         02/05/2007           366,829
         29,676    RACERS TRUST 2004-6-MM+/-                                              4.79         05/22/2006            29,680
          7,337    SCALDIS CAPITAL LIMITED                                                4.93         06/15/2006             7,264
         29,346    TANGO FINANCE CORPORATION                                              4.95         06/21/2006            29,033
         84,832    TANGO FINANCE CORPORATION SERIES MTN+/-                                4.87         10/25/2006            84,860
         42,412    TRAVELERS INSURANCE COMPANY+/-                                         4.77         02/09/2007            42,411
        183,412    UNICREDITO ITALIANO SERIES LIB+/-                                      4.70         03/09/2007           183,401
        183,412    UNICREDITO ITALIANO SERIES YCD+/-                                      4.47         04/03/2006           183,412
        278,787    US BANK NA SERIES BKNT+/-                                              4.66         07/28/2006           278,795
         73,365    WHISTLEJACKET CAPITAL LIMITED+/-                                       4.65         06/09/2006            73,365
          7,337    WHITE PINE FINANCE LLC                                                 4.64         04/18/2006             7,322
         36,682    WHITE PINE FINANCE LLC                                                 4.82         05/05/2006            36,526
         29,948    WHITE PINE FINANCE LLC                                                 4.84         05/25/2006            29,739
         22,538    WHITE PINE FINANCE LLC                                                 4.93         06/20/2006            22,300
        193,603    WHITE PINE FINANCE LLC                                                 4.93         06/22/2006           191,512
        183,412    WHITE PINE FINANCE LLC+/-                                              4.70         07/17/2006           183,412
        176,076    WHITE PINE FINANCE LLC SERIES MTN1+/-                                  4.81         06/12/2006           176,092

                                                                                                                         18,227,154
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $18,238,227)                                                               18,238,227
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 5.64%
     10,630,161    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~&&                                                      $    10,630,161
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $10,630,161)                                                                          10,630,161
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $179,270,825)*                           113.79%                                                              $   214,733,345
OTHER ASSETS AND LIABILITIES, NET              (13.79)                                                                  (26,021,200)
                                               ------                                                               ---------------
TOTAL NET ASSETS                               100.00%                                                              $   188,712,145
                                               ======                                                               ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

&&    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $10,630,161.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 99.27%

BUSINESS SERVICES - 1.92%
             32    CA INCORPORATED<<                                                                                $           871
        750,400    MICROSOFT CORPORATION                                                                                 20,418,384

                                                                                                                         20,419,255
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 12.41%
        561,475    ABBOTT LABORATORIES                                                                                   23,845,843
        161,472    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                 10,849,304
        203,750    COLGATE-PALMOLIVE COMPANY                                                                             11,634,125
        601,234    E.I. DU PONT DE NEMOURS & COMPANY                                                                     25,378,087
        764,735    PFIZER INCORPORATED                                                                                   19,057,196
        374,760    PROCTER & GAMBLE COMPANY                                                                              21,593,671
        207,981    ROHM & HAAS COMPANY                                                                                   10,164,032
        198,400    WYETH                                                                                                  9,626,368

                                                                                                                        132,148,626
                                                                                                                    ---------------

COMMUNICATIONS - 3.71%
        107,150    ALLTEL CORPORATION                                                                                     6,937,962
        455,215    AT&T INCORPORATED<<                                                                                   12,309,014
        595,486    VERIZON COMMUNICATIONS INCORPORATED                                                                   20,282,253

                                                                                                                         39,529,229
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 14.47%
        555,780    BANK OF AMERICA CORPORATION<<                                                                         25,310,221
        898,690    CITIGROUP INCORPORATED                                                                                42,454,116
        245,200    FIFTH THIRD BANCORP                                                                                    9,651,072
        542,865    JP MORGAN CHASE & COMPANY                                                                             22,604,899
        372,050    NORTH FORK BANCORPORATION INCORPORATED                                                                10,726,202
        665,731    US BANCORP                                                                                            20,304,795
        410,065    WACHOVIA CORPORATION                                                                                  22,984,143

                                                                                                                        154,035,448
                                                                                                                    ---------------

EATING & DRINKING PLACES - 1.79%
        555,270    MCDONALD'S CORPORATION                                                                                19,079,077
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 6.70%
          1,850    AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                              62,937
        169,358    DOMINION RESOURCES INCORPORATED                                                                       11,690,783
          2,700    EDISON INTERNATIONAL                                                                                     111,186
          2,300    EXELON CORPORATION                                                                                       121,670
        191,545    FIRSTENERGY CORPORATION                                                                                9,366,550
        308,170    FPL GROUP INCORPORATED<<                                                                              12,369,944
        164,500    KINDER MORGAN INCORPORATED<<                                                                          15,132,355
        259,200    MDU RESOURCES GROUP INCORPORATED                                                                       8,670,240
          3,200    ONEOK INCORPORATED                                                                                       103,200
        214,215    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                          13,718,329

                                                                                                                         71,347,194
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 10.49%
        299,000    CISCO SYSTEMS INCORPORATED+                                                                      $     6,479,330
        276,250    EMERSON ELECTRIC COMPANY                                                                              23,102,787
      1,090,994    GENERAL ELECTRIC COMPANY                                                                              37,944,771
        785,750    INTEL CORPORATION                                                                                     15,204,263
        709,460    MOTOROLA INCORPORATED                                                                                 16,253,729
        614,870    NOKIA OYJ ADR                                                                                         12,740,106

                                                                                                                        111,724,986
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.03%
        213,600    QUEST DIAGNOSTICS INCORPORATED                                                                        10,957,680
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 2.71%
        357,560    FORTUNE BRANDS INCORPORATED                                                                           28,830,063
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 2.52%
        463,295    PEPSICO INCORPORATED                                                                                  26,773,818
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 2.87%
         79,602    FEDERATED DEPARTMENT STORES INCORPORATED                                                               5,810,946
        475,745    TARGET CORPORATION                                                                                    24,743,497

                                                                                                                         30,554,443
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.74%
        348,491    3M COMPANY                                                                                            26,377,284
        504,295    HEWLETT-PACKARD COMPANY                                                                               16,591,305
        219,942    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                           18,138,617

                                                                                                                         61,107,206
                                                                                                                    ---------------

INSURANCE CARRIERS - 7.21%
        252,395    ALLSTATE CORPORATION                                                                                  13,152,303
        330,793    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                             21,862,109
        295,430    METLIFE INCORPORATED                                                                                  14,289,949
        655,750    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                             27,403,793

                                                                                                                         76,708,154
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.28%
        218,800    BAXTER INTERNATIONAL INCORPORATED                                                                      8,491,628
        174,559    BECTON DICKINSON & COMPANY                                                                            10,749,343
        141,300    BIOMET INCORPORATED+                                                                                   5,018,976

                                                                                                                         24,259,947
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.88%
         75,458    ACCO BRANDS CORPORATION<<+                                                                             1,675,168
        309,565    JOHNSON & JOHNSON                                                                                     18,332,439

                                                                                                                         20,007,607
                                                                                                                    ---------------

MOTION PICTURES - 2.05%
        631,150    TIME WARNER INCORPORATED                                                                              10,597,009
        400,690    WALT DISNEY COMPANY                                                                                   11,175,244

                                                                                                                         21,772,253
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.04%
        413,585    AMERICAN EXPRESS COMPANY                                                                         $    21,733,892
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 1.28%
          1,000    ANADARKO PETROLEUM CORPORATION                                                                           101,010
          1,100    SCHLUMBERGER LIMITED                                                                                     139,227
        243,200    TIDEWATER INCORPORATED<<                                                                              13,431,936

                                                                                                                         13,672,173
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 9.33%
        215,758    BP PLC ADR                                                                                            14,874,357
        412,870    CHEVRONTEXACO CORPORATION                                                                             23,934,074
        348,550    CONOCOPHILLIPS<<                                                                                      22,010,932
        552,786    EXXON MOBIL CORPORATION                                                                               33,642,556
         77,784    ROYAL DUTCH SHELL PLC ADR CLASS A<<                                                                    4,842,832

                                                                                                                         99,304,751
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 3.20%
         73,147    AMERIPRISE FINANCIAL INCORPORATED                                                                      3,296,004
        490,600    MORGAN STANLEY                                                                                        30,819,491

                                                                                                                         34,115,495
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.57%
        236,100    ALTRIA GROUP INCORPORATED                                                                             16,730,046
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.51%
        376,480    HONEYWELL INTERNATIONAL INCORPORATED                                                                  16,102,050
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.56%
        185,000    SYSCO CORPORATION                                                                                      5,929,250
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $821,621,251)                                                                               1,056,842,643
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 9.39%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
         34,518    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    34,517
         26,155    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           26,155

                                                                                                                             60,672
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 9.38%
$       361,795    AMERICAN GENERAL FINANCE CORPORATION+/-                                4.78%        04/13/2007           361,943
        150,627    APRECO LLC                                                             4.62         05/15/2006           149,785
        329,675    APRECO LLC                                                             4.94         06/15/2006           326,428
        200,997    ASPEN FUNDING CORPORATION                                              4.92         04/03/2006           200,997
      2,009,970    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                        4.62         11/03/2006         2,009,970
        226,282    ATLAS CAPITAL FUNDING LIMITED                                          4.80         04/17/2006           225,864
        482,393    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.62         05/15/2006           479,696
      1,004,985    ATLAS CAPITAL FUNDING LIMITED                                          4.80         10/20/2006         1,004,985
      1,004,985    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80         12/22/2006         1,004,985
        160,798    ATOMIUM FUNDING CORPORATION                                            4.53         04/12/2006           160,606

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       139,452    BETA FINANCE INCORPORATED SERIES MTN+/-                                4.88%        06/02/2006   $       139,470
     20,019,299    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $20,027,524)                                           4.93         04/03/2006        20,019,299
        596,720    BUCKINGHAM CDO LLC++                                                   4.60         04/06/2006           596,481
      1,956,344    BUCKINGHAM CDO LLC                                                     4.82         04/21/2006         1,951,688
      1,004,985    BUCKINGHAM CDO LLC                                                     4.82         04/25/2006         1,002,060
      1,045,184    BUCKINGHAM II CDO LLC++                                                4.83         04/25/2006         1,042,143
      4,019,940    BUCKINGHAM II CDO LLC                                                  4.83         04/26/2006         4,007,719
      1,205,982    CAIRN HIGH GRADE FUNDING I                                             4.59         04/06/2006         1,205,500
         96,479    CAIRN HIGH GRADE FUNDING I                                             4.71         04/26/2006            96,185
      1,688,375    CAIRN HIGH GRADE FUNDING I                                             4.83         04/27/2006         1,683,023
      1,004,985    CAIRN HIGH GRADE FUNDING I++                                           4.83         05/02/2006         1,001,136
        522,592    CAIRN HIGH GRADE FUNDING I                                             4.77         05/10/2006           520,021
      2,021,427    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78         04/05/2006         2,020,901
        554,752    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69         05/08/2006           552,167
        178,767    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70         05/10/2006           177,887
        803,988    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72         05/12/2006           799,815
        401,994    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90         06/07/2006           398,468
      1,069,907    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92         06/12/2006         1,059,796
      2,210,967    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72         04/12/2006         2,210,967
        401,994    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75         04/18/2007           401,994
      1,415,019    CONSOLIDATED EDISON INCORPORATED                                       4.90         04/03/2006         1,415,019
        100,498    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED+/-                    4.81         04/13/2006           100,366
      1,246,181    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1                        4.92         05/04/2006         1,245,558
      1,004,985    CULLINAN FINANCE CORPORATION+/-                                        4.71         11/15/2006         1,004,945
        803,988    DEER VALLEY FUNDING LLC++                                              4.51         04/10/2006           803,240
      1,027,296    DEER VALLEY FUNDING LLC                                                4.81         04/17/2006         1,025,395
      2,449,229    DEER VALLEY FUNDING LLC                                                4.83         04/19/2006         2,444,036
        522,592    DEER VALLEY FUNDING LLC                                                4.80         05/03/2006           520,517
      2,009,970    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $2,010,781)                                            4.84         04/03/2006         2,009,970
      1,925,109    EIFFEL FUNDING LLC                                                     4.91         04/03/2006         1,925,109
        120,598    EIFFEL FUNDING LLC                                                     4.78         04/17/2006           120,375
      1,448,022    EUREKA SECURITIZATION INCORPORATED                                     4.88         05/16/2006         1,439,740
         33,124    GALLEON CAPITAL LLC+/-                                                 4.65         04/03/2006            33,124
         60,299    GEMINI SECURITIZATION INCORPORATED                                     4.90         05/24/2006            59,888
        964,786    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97         06/30/2006           964,786
      2,880,287    HARRIER FINANCE FUNDING LLC                                            4.62         04/03/2006         2,880,287
        643,190    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03         06/06/2006           643,190
      8,072,431    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $8,075,747)                                            4.93         04/03/2006         8,072,431
         52,259    K2 (USA) LLC                                                           4.63         05/02/2006            52,059
        185,922    K2 (USA) LLC SERIES MTN+/-                                             4.87         07/24/2006           185,969
        602,991    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84         03/20/2007           602,870
         80,399    KLIO II FUNDING CORPORATION                                            4.58         04/05/2006            80,378

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        96,881    KLIO III FUNDING CORPORATION                                           4.69%        04/19/2006   $        96,675
         40,199    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62         05/02/2006            40,045
        152,597    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69         05/10/2006           151,846
      1,004,985    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81         05/26/2006         1,005,045
         80,399    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68         09/12/2006            80,400
        241,196    LIQUID FUNDING LIMITED+/-                                              4.94         04/24/2006           241,206
        924,586    LIQUID FUNDING LIMITED+/-                                              4.71         08/14/2006           924,586
        602,991    LIQUID FUNDING LIMITED+/-                                              4.61         12/01/2006           602,991
        241,196    LIQUID FUNDING LIMITED SERIES MTN+/-                                   4.83         02/20/2007           241,184
        401,994    MBIA GLOBAL FUNDING LLC+/-                                             4.78         02/20/2007           401,970
      2,020,020    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  4.80         10/27/2006         2,021,535
      1,205,982    MORGAN STANLEY+/-                                                      4.94         10/10/2006         1,205,982
        185,922    MORGAN STANLEY SERIES EXL+/-                                           4.78         08/13/2010           185,972
        692,193    MORTGAGE INTEREST NET TRUST                                            4.68         04/03/2006           692,193
        908,506    MORTGAGE INTEREST NET TRUST                                            4.78         05/03/2006           904,900
         40,199    NATIONWIDE BUILDING SOC+/-                                             4.74         07/21/2006            40,219
        886,517    NEWPORT FUNDING CORPORATION                                            4.92         04/03/2006           886,517
      1,217,198    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                              4.78         04/03/2006         1,217,198
      1,406,979    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.68         04/04/2006         1,406,796
        179,209    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.93         06/26/2006           177,177
         76,379    NORDEA NORTH AMERICA INCORPORATED                                      4.89         05/15/2006            75,952
      2,120,518    NORTHERN ROCK PLC+/-                                                   4.63         04/21/2006         2,120,221
        158,908    NORTHERN ROCK PLC                                                      4.69         04/24/2006           158,466
      2,009,970    NORTHERN ROCK PLC+/-                                                   4.66         02/05/2007         2,009,990
        162,607    RACERS TRUST 2004-6-MM+/-                                              4.79         05/22/2006           162,629
         40,199    SCALDIS CAPITAL LIMITED                                                4.93         06/15/2006            39,803
        160,798    TANGO FINANCE CORPORATION                                              4.95         06/21/2006           159,083
        464,826    TANGO FINANCE CORPORATION SERIES MTN+/-                                4.87         10/25/2006           464,979
        232,393    TRAVELERS INSURANCE COMPANY+/-                                         4.77         02/09/2007           232,388
      1,004,985    UNICREDITO ITALIANO SERIES LIB+/-                                      4.70         03/09/2007         1,004,925
      1,004,985    UNICREDITO ITALIANO SERIES YCD+/-                                      4.47         04/03/2006         1,004,985
      1,527,577    US BANK NA SERIES BKNT                                                 4.66         07/28/2006         1,527,623
        401,994    WHISTLEJACKET CAPITAL LIMITED+/-                                       4.65         06/09/2006           401,994
         40,199    WHITE PINE FINANCE LLC                                                 4.64         04/18/2006            40,120
        200,997    WHITE PINE FINANCE LLC                                                 4.82         05/05/2006           200,141
        164,094    WHITE PINE FINANCE LLC                                                 4.84         05/25/2006           162,953
        123,493    WHITE PINE FINANCE LLC                                                 4.93         06/20/2006           122,192
      1,060,822    WHITE PINE FINANCE LLC                                                 4.93         06/22/2006         1,049,365
      1,004,985    WHITE PINE FINANCE LLC+/-                                              4.70         07/17/2006         1,004,985
        964,786    WHITE PINE FINANCE LLC SERIES MTN1                                     4.81         06/12/2006           964,872

                                                                                                                         99,873,334
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $99,934,006)                                                               99,934,006
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 0.67%
      7,179,031    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~&&                                                      $     7,179,031
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $7,179,031)                                                                            7,179,031
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $928,734,288)*                           109.33%                                                              $ 1,163,955,680
OTHER ASSETS AND LIABILITIES, NET               (9.33)                                                                  (99,312,636)
                                               ------                                                               ---------------
TOTAL NET ASSETS                               100.00%                                                              $ 1,064,643,044
                                               ======                                                               ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

&&    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $7,179,031.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 98.18%

APPAREL & ACCESSORY STORES - 0.98%
         37,200    ABERCROMBIE & FITCH COMPANY CLASS A                                                              $     2,168,760
         80,800    AMERICAN EAGLE OUTFITTERS INCORPORATED                                                                 2,412,688

                                                                                                                          4,581,448
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.03%
        112,800    HOME DEPOT INCORPORATED                                                                                4,771,440
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 6.66%
         45,000    AMGEN INCORPORATED+                                                                                    3,273,750
        105,500    DOW CHEMICAL COMPANY                                                                                   4,283,300
        139,900    MERCK & COMPANY INCORPORATED<<                                                                         4,928,677
        579,000    PFIZER INCORPORATED                                                                                   14,428,680
         71,000    PROCTER & GAMBLE COMPANY                                                                               4,091,020

                                                                                                                         31,005,427
                                                                                                                    ---------------

COMMUNICATIONS - 5.20%
        332,600    AT&T INCORPORATED<<                                                                                    8,993,504
        226,800    SPRINT NEXTEL CORPORATION                                                                              5,860,512
        274,600    VERIZON COMMUNICATIONS INCORPORATED                                                                    9,352,876

                                                                                                                         24,206,892
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 10.06%
        360,000    BANK OF AMERICA CORPORATION<<                                                                         16,394,400
        270,000    CITIGROUP INCORPORATED<<                                                                              12,754,800
        216,500    JP MORGAN CHASE & COMPANY                                                                              9,015,060
        104,500    ZIONS BANCORPORATION                                                                                   8,645,285

                                                                                                                         46,809,545
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.99%
        133,500    MCDONALD'S CORPORATION                                                                                 4,587,060
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 4.89%
        156,500    CMS ENERGY CORPORATION+                                                                                2,026,675
        102,000    CONSOLIDATED EDISON INCORPORATED<<                                                                     4,437,000
         84,000    EXELON CORPORATION<<                                                                                   4,443,600
        111,400    FPL GROUP INCORPORATED<<                                                                               4,471,596
        112,500    PPL CORPORATION                                                                                        3,307,500
        115,000    WASTE MANAGEMENT INCORPORATED                                                                          4,059,500

                                                                                                                         22,745,871
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 4.83%
        196,500    FREESCALE SEMICONDUCTOR INCORPORATED+<<                                                                5,464,665
        139,000    GENERAL ELECTRIC COMPANY                                                                               4,834,420
         45,800    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                           5,089,754
        164,600    MOTOROLA INCORPORATED                                                                                  3,770,986
        118,400    NATIONAL SEMICONDUCTOR CORPORATION                                                                     3,296,256

                                                                                                                         22,456,081
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.02%
        157,500    ACCENTURE LIMITED CLASS A                                                                        $     4,736,025
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.02%
        268,400    CROWN HOLDINGS INCORPORATED+<<                                                                         4,761,416
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.50%
        207,600    ARCHER-DANIELS-MIDLAND COMPANY                                                                         6,985,740
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 3.11%
         78,900    FEDERATED DEPARTMENT STORES INCORPORATED                                                               5,759,700
        144,600    JC PENNEY COMPANY INCORPORATED                                                                         8,735,286

                                                                                                                         14,494,986
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.81%
        175,500    HOST MARRIOTT CORPORATION                                                                              3,755,700
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.59%
         70,900    BED BATH & BEYOND INCORPORATED+                                                                        2,722,560
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 1.66%
        154,800    BOYD GAMING CORPORATION<<                                                                              7,730,712
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.75%
         42,300    3M COMPANY                                                                                             3,201,687
        283,000    EMC CORPORATION+                                                                                       3,857,290
        138,500    HEWLETT-PACKARD COMPANY<<                                                                              4,556,650
         42,000    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            3,463,740
         88,600    TEREX CORPORATION+                                                                                     7,020,664

                                                                                                                         22,100,031
                                                                                                                    ---------------

INSURANCE CARRIERS - 11.75%
        142,200    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              9,397,998
        173,900    ASSURANT INCORPORATED                                                                                  8,564,575
         49,800    CIGNA CORPORATION                                                                                      6,504,876
         71,500    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                         5,759,325
         65,000    LINCOLN NATIONAL CORPORATION<<                                                                         3,548,350
         84,000    LOEWS CORPORATION                                                                                      8,500,800
         83,800    PRUDENTIAL FINANCIAL INCORPORATED                                                                      6,352,878
        144,500    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                              6,038,655

                                                                                                                         54,667,457
                                                                                                                    ---------------

LOCAL & SUB-TRANSIT & INTERURBAN HIGHWAY PASS TRANSPORTATION - 0.70%
        120,600    LAIDLAW INTERNATIONAL INCORPORATED                                                                     3,280,320
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.52%
        156,200    TERADYNE INCORPORATED+<<                                                                               2,422,662
                                                                                                                    ---------------

MEDICAL MANAGEMENT SERVICES - 0.48%
         41,600    COVENTRY HEALTH CARE INCORPORATED+                                                                     2,245,568
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MOTION PICTURES - 2.59%
        299,000    TIME WARNER INCORPORATED                                                                         $     5,020,210
        252,900    WALT DISNEY COMPANY<<                                                                                  7,053,381

                                                                                                                         12,073,591
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.02%
        154,900    AMERICREDIT CORPORATION+<<                                                                             4,760,077
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 5.27%
        560,000    CHESAPEAKE ENERGY CORPORATION                                                                         17,589,600
        106,000    CIMAREX ENERGY COMPANY                                                                                 4,585,560
         26,300    DIAMOND OFFSHORE DRILLING INCORPORATED                                                                 2,353,850

                                                                                                                         24,529,010
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.81%
        111,100    SONOCO PRODUCTS COMPANY                                                                                3,762,957
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 7.31%
         91,700    CHEVRONTEXACO CORPORATION                                                                              5,315,849
        332,000    EXXON MOBIL CORPORATION                                                                               20,205,520
        142,000    VALERO ENERGY CORPORATION                                                                              8,488,760

                                                                                                                         34,010,129
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 0.44%
         33,500    ALLEGHENY TECHNOLOGIES INCORPORATED<<                                                                  2,049,530
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 7.54%
         93,200    BEAR STEARNS COMPANIES INCORPORATED                                                                   12,926,840
        262,000    E*TRADE FINANCIAL CORPORATION+                                                                         7,068,760
        131,500    MERRILL LYNCH & COMPANY INCORPORATED<<                                                                10,356,940
         75,400    MORGAN STANLEY                                                                                         4,736,628

                                                                                                                         35,089,168
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.67%
        109,400    ALTRIA GROUP INCORPORATED                                                                              7,752,084
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.83%
         96,300    US AIRWAYS GROUP INCORPORATED+<<                                                                       3,852,000
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 4.96%
         82,800    HONEYWELL INTERNATIONAL INCORPORATED                                                                   3,541,356
         42,000    JOHNSON CONTROLS INCORPORATED                                                                          3,189,060
        102,300    TEXTRON INCORPORATED<<                                                                                 9,553,797
        117,500    UNITED TECHNOLOGIES CORPORATION                                                                        6,811,475

                                                                                                                         23,095,688
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.88%
         97,600    ROYAL CARIBBEAN CRUISES LIMITED<<                                                                      4,101,152
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
WHOLESALE TRADE NON-DURABLE GOODS - 1.71%
        133,500    AIRGAS INCORPORATED                                                                              $     5,218,515
         47,700    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                   2,729,394

                                                                                                                          7,947,909
                                                                                                                    ---------------

WHOLESALE TRADE DURABLE GOODS - 0.60%
        109,200    AVNET INCORPORATED+                                                                                    2,771,496
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $411,087,221)                                                                                 456,861,732
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 16.20%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
         26,041    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    26,041
         19,731    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           19,731

                                                                                                                             45,772
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 16.19%
$       272,943    AMERICAN GENERAL FINANCE CORPORATION+/-                                4.78%        04/13/2007   $       273,055
        113,635    APRECO LLC                                                             4.62         05/15/2006           113,000
        248,712    APRECO LLC                                                             4.94         06/15/2006           246,262
        151,635    ASPEN FUNDING CORPORATION                                              4.92         04/03/2006           151,635
      1,516,350    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                        4.62         11/03/2006         1,516,350
        363,924    ATLAS CAPITAL FUNDING LIMITED                                          4.62         05/15/2006           361,890
        758,175    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80         10/20/2006           758,175
        170,711    ATLAS CAPITAL FUNDING LIMITED                                          4.80         04/17/2006           170,395
        758,175    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80         12/22/2006           758,175
        121,308    ATOMIUM FUNDING CORPORATION                                            4.53         04/12/2006           121,164
        105,204    BETA FINANCE INCORPORATED SERIES MTN+/-                                4.88         06/02/2006           105,218
     15,102,843    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $15,109,048)                                           4.93         04/03/2006        15,102,843
        450,174    BUCKINGHAM CDO LLC++                                                   4.60         04/06/2006           449,994
      1,475,894    BUCKINGHAM CDO LLC                                                     4.82         04/21/2006         1,472,381
        758,175    BUCKINGHAM CDO LLC                                                     4.82         04/25/2006           755,969
        788,502    BUCKINGHAM II CDO LLC++                                                4.83         04/25/2006           786,207
      3,032,699    BUCKINGHAM II CDO LLC                                                  4.83         04/26/2006         3,023,480
        909,810    CAIRN HIGH GRADE FUNDING I                                             4.59         04/06/2006           909,446
        394,251    CAIRN HIGH GRADE FUNDING I                                             4.77         05/10/2006           392,311
         72,785    CAIRN HIGH GRADE FUNDING I                                             4.71         04/26/2006            72,563
      1,273,734    CAIRN HIGH GRADE FUNDING I                                             4.83         04/27/2006         1,269,696
        758,175    CAIRN HIGH GRADE FUNDING I++                                           4.83         05/02/2006           755,271
      1,524,993    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78         04/05/2006         1,524,596
        418,513    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69         05/08/2006           416,562
        134,864    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70         05/10/2006           134,201
        606,540    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72         05/12/2006           603,392
        303,270    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90         06/07/2006           300,610
        807,153    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92         06/12/2006           799,525
        303,270    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75         04/18/2007           303,270
      1,667,985    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72         04/12/2006         1,667,985

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,067,510    CONSOLIDATED EDISON INCORPORATED                                       4.90%        04/03/2006   $     1,067,510
         75,817    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                       4.81         04/13/2006            75,717
        940,137    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                     4.92         05/04/2006           939,667
        758,175    CULLINAN FINANCE CORPORATION+/-                                        4.71         11/15/2006           758,144
        606,540    DEER VALLEY FUNDING LLC++                                              4.51         04/10/2006           605,976
        775,006    DEER VALLEY FUNDING LLC                                                4.81         04/17/2006           773,573
        394,251    DEER VALLEY FUNDING LLC                                                4.80         05/03/2006           392,686
      1,847,733    DEER VALLEY FUNDING LLC                                                4.83         04/19/2006         1,843,816
      1,516,350    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $1,516,962)                                            4.84         04/03/2006         1,516,350
      1,452,329    EIFFEL FUNDING LLC                                                     4.91         04/03/2006         1,452,329
         90,981    EIFFEL FUNDING LLC                                                     4.78         04/17/2006            90,813
      1,092,409    EUREKA SECURITIZATION INCORPORATED                                     4.88         05/16/2006         1,086,160
         24,989    GALLEON CAPITAL LLC                                                    4.65         04/03/2006            24,989
         45,490    GEMINI SECURITIZATION INCORPORATED                                     4.90         05/24/2006            45,181
        727,848    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97         06/30/2006           727,848
      2,172,929    HARRIER FINANCE FUNDING LLC                                            4.62         04/03/2006         2,172,929
        485,232    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03         06/06/2006           485,232
      6,089,956    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $6,092,458)                                            4.93         04/03/2006         6,089,956
         39,425    K2 (USA) LLC                                                           4.63         05/02/2006            39,274
        140,262    K2 (USA) LLC SERIES MTN+/-                                             4.87         07/24/2006           140,297
        454,905    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84         03/20/2007           454,814
         60,654    KLIO II FUNDING CORPORATION                                            4.58         04/05/2006            60,638
         73,088    KLIO III FUNDING CORPORATION                                           4.69         04/19/2006            72,933
         30,327    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62         05/02/2006            30,211
        115,121    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69         05/10/2006           114,555
        758,175    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81         05/26/2006           758,220
         60,654    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68         09/12/2006            60,655
        697,521    LIQUID FUNDING LIMITED+/-                                              4.71         08/14/2006           697,521
        181,962    LIQUID FUNDING LIMITED+/-                                              4.94         04/24/2006           181,969
        454,905    LIQUID FUNDING LIMITED+/-                                              4.61         12/01/2006           454,905
        181,962    LIQUID FUNDING LIMITED SERIES MTN+/-                                   4.83         02/20/2007           181,953
        303,270    MBIA GLOBAL FUNDING LLC+/-                                             4.78         02/20/2007           303,252
      1,523,931    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  4.80         10/27/2006         1,525,074
        909,810    MORGAN STANLEY+/-                                                      4.94         10/10/2006           909,810
        140,262    MORGAN STANLEY SERIES EXL+/-                                           4.78         08/13/2010           140,300
        685,390    MORTGAGE INTEREST NET TRUST                                            4.78         05/03/2006           682,669
        522,200    MORTGAGE INTEREST NET TRUST                                            4.68         04/03/2006           522,200
         30,327    NATIONWIDE BUILDING SOC+/-                                             4.74         07/21/2006            30,342
        668,801    NEWPORT FUNDING CORPORATION                                            4.92         04/03/2006           668,801
        918,271    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                              4.78         04/03/2006           918,271
      1,061,445    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.68         04/04/2006         1,061,307
        135,198    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.93         06/26/2006           133,665
         57,621    NORDEA NORTH AMERICA INCORPORATED                                      4.89         05/15/2006            57,299
      1,599,749    NORTHERN ROCK PLC+/-                                                   4.63         04/21/2006         1,599,525
      1,516,350    NORTHERN ROCK PLC+/-                                                   4.66         02/05/2007         1,516,365

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       119,883    NORTHERN ROCK PLC                                                      4.69%        04/24/2006   $       119,549
        122,673    RACERS TRUST 2004-6-MM+/-                                              4.79         05/22/2006           122,690
         30,327    SCALDIS CAPITAL LIMITED                                                4.93         06/15/2006            30,028
        121,308    TANGO FINANCE CORPORATION                                              4.95         06/21/2006           120,015
        350,671    TANGO FINANCE CORPORATION SERIES MTN+/-                                4.87         10/25/2006           350,787
        175,320    TRAVELERS INSURANCE COMPANY+/-                                         4.77         02/09/2007           175,317
        758,175    UNICREDITO ITALIANO SERIES LIB+/-                                      4.70         03/09/2007           758,129
        758,175    UNICREDITO ITALIANO SERIES YCD+/-                                      4.47         04/03/2006           758,175
      1,152,426    US BANK NA SERIES BKNT+/-                                              4.66         07/28/2006         1,152,460
        303,270    WHISTLEJACKET CAPITAL LIMITED+/-                                       4.65         06/09/2006           303,270
         30,327    WHITE PINE FINANCE LLC                                                 4.64         04/18/2006            30,267
        758,175    WHITE PINE FINANCE LLC+/-                                              4.70         07/17/2006           758,175
        151,635    WHITE PINE FINANCE LLC                                                 4.82         05/05/2006           150,989
        123,795    WHITE PINE FINANCE LLC                                                 4.84         05/25/2006           122,934
         93,165    WHITE PINE FINANCE LLC                                                 4.93         06/20/2006            92,183
        800,299    WHITE PINE FINANCE LLC                                                 4.93         06/22/2006           791,656
        727,848    WHITE PINE FINANCE LLC SERIES MTN1+/-                                  4.81         06/12/2006           727,913

                                                                                                                         75,345,859
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $75,391,631)                                                               75,391,631
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 1.52%
      7,042,763    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~&&                                                            7,042,763
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $7,042,763)                                                                            7,042,763
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $493,521,615)*                           115.90%                                                              $   539,296,126
OTHER ASSETS AND LIABILITIES, NET              (15.90)                                                                  (73,982,058)
                                               ------                                                               ---------------
TOTAL NET ASSETS                               100.00%                                                              $   465,314,068
                                               ======                                                               ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

&&    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $7,042,763.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 99.79%

AMUSEMENT & RECREATION SERVICES - 0.22%
         36,416    HARRAH'S ENTERTAINMENT INCORPORATED<<                                                            $     2,838,991
         66,700    INTERNATIONAL GAME TECHNOLOGY                                                                          2,349,174

                                                                                                                          5,188,165
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 0.39%
        113,537    GAP INCORPORATED                                                                                       2,120,871
         68,197    KOHL'S CORPORATION+                                                                                    3,615,123
         68,885    LIMITED BRANDS                                                                                         1,684,927
         43,243    NORDSTROM INCORPORATED                                                                                 1,694,261

                                                                                                                          9,115,182
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.11%
         22,591    JONES APPAREL GROUP INCORPORATED                                                                         799,044
         20,796    LIZ CLAIBORNE INCORPORATED                                                                               852,220
         17,434    VF CORPORATION                                                                                           991,994

                                                                                                                          2,643,258
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.08%
         35,832    AUTONATION INCORPORATED+                                                                                 772,179
         10,927    AUTOZONE INCORPORATED+                                                                                 1,089,313

                                                                                                                          1,861,492
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.02%
         12,033    RYDER SYSTEM INCORPORATED                                                                                538,838
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.32%
         24,287    CENTEX CORPORATION                                                                                     1,505,551
         53,768    D.R. HORTON INCORPORATED                                                                               1,786,173
         15,203    KB HOME<<                                                                                                987,891
         27,116    LENNAR CORPORATION CLASS A<<                                                                           1,637,264
         42,323    PULTE HOMES INCORPORATED<<                                                                             1,626,050

                                                                                                                          7,542,929
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.24%
        420,218    HOME DEPOT INCORPORATED                                                                               17,775,221
        154,676    LOWE'S COMPANIES INCORPORATED                                                                          9,967,322
         21,938    SHERWIN-WILLIAMS COMPANY<<                                                                             1,084,615

                                                                                                                         28,827,158
                                                                                                                    ---------------

BUSINESS SERVICES - 6.45%
        118,652    ADOBE SYSTEMS INCORPORATED<<                                                                           4,143,328
         23,247    AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                                     1,386,916
         45,656    AUTODESK INCORPORATED+                                                                                 1,758,669
        114,647    AUTOMATIC DATA PROCESSING INCORPORATED                                                                 5,237,075
         42,100    BMC SOFTWARE INCORPORATED<<+                                                                             911,886
         90,257    CA INCORPORATED<<                                                                                      2,455,893
        199,435    CENDANT CORPORATION                                                                                    3,460,197

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
         35,305    CITRIX SYSTEMS INCORPORATED+                                                                     $     1,338,060
         36,891    COMPUTER SCIENCES CORPORATION+                                                                         2,049,295
         75,721    COMPUWARE CORPORATION+                                                                                   592,895
         27,661    CONVERGYS CORPORATION+                                                                                   503,707
        228,183    EBAY INCORPORATED+                                                                                     8,912,828
         60,095    ELECTRONIC ARTS INCORPORATED+                                                                          3,288,398
        101,779    ELECTRONIC DATA SYSTEMS CORPORATION                                                                    2,730,731
         25,600    EQUIFAX INCORPORATED                                                                                     953,344
        151,746    FIRST DATA CORPORATION                                                                                 7,104,748
         36,495    FISERV INCORPORATED+                                                                                   1,552,862
         39,983    GOOGLE INCORPORATED CLASS A+                                                                          15,593,370
         39,413    IMS HEALTH INCORPORATED                                                                                1,015,673
         85,973    INTERPUBLIC GROUP OF COMPANIES INCORPORATED<<+                                                           821,902
         35,002    INTUIT INCORPORATED+                                                                                   1,861,756
      1,757,935    MICROSOFT CORPORATION                                                                                 47,833,411
         25,011    MONSTER WORLDWIDE INCORPORATED<<+                                                                      1,247,048
         36,002    NCR CORPORATION+                                                                                       1,504,524
         77,037    NOVELL INCORPORATED<<+                                                                                   591,644
         35,368    OMNICOM GROUP INCORPORATED                                                                             2,944,386
        745,427    ORACLE CORPORATION+                                                                                   10,204,896
         21,973    PARAMETRIC TECHNOLOGY CORPORATION+                                                                       358,822
         33,924    ROBERT HALF INTERNATIONAL INCORPORATED                                                                 1,309,806
        684,641    SUN MICROSYSTEMS INCORPORATED+                                                                         3,512,208
        206,384    SYMANTEC CORPORATION+                                                                                  3,473,443
         67,646    UNISYS CORPORATION+                                                                                      466,081
         48,380    VERISIGN INCORPORATED<<+                                                                               1,160,636
        249,622    YAHOO! INCORPORATED<<+                                                                                 8,052,806

                                                                                                                        150,333,244
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 9.79%
        304,365    ABBOTT LABORATORIES                                                                                   12,926,382
         44,039    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                  2,958,980
         14,943    ALBERTO-CULVER COMPANY CLASS B                                                                           660,929
        231,175    AMGEN INCORPORATED+                                                                                   16,817,981
         21,851    AVERY DENNISON CORPORATION                                                                             1,277,846
         89,117    AVON PRODUCTS INCORPORATED<<                                                                           2,777,777
         20,920    BARR PHARMACEUTICALS INCORPORATED<<+                                                                   1,317,542
         68,068    BIOGEN IDEC INCORPORATED<<+                                                                            3,206,003
        387,537    BRISTOL-MYERS SQUIBB COMPANY                                                                           9,537,286
         21,635    CHIRON CORPORATION<<+                                                                                    991,099
         29,694    CLOROX COMPANY                                                                                         1,777,186
        101,945    COLGATE-PALMOLIVE COMPANY                                                                              5,821,059
        191,372    DOW CHEMICAL COMPANY                                                                                   7,769,703
        181,985    E.I. DU PONT DE NEMOURS & COMPANY                                                                      7,681,587
         16,149    EASTMAN CHEMICAL COMPANY                                                                                 826,506
         36,064    ECOLAB INCORPORATED                                                                                    1,377,645
        223,529    ELI LILLY & COMPANY<<                                                                                 12,361,154

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
         23,571    ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                                      $       876,605
         64,466    FOREST LABORATORIES INCORPORATED+                                                                      2,877,118
         51,390    GENZYME CORPORATION+                                                                                   3,454,436
         91,447    GILEAD SCIENCES INCORPORATED+                                                                          5,689,832
         31,819    HOSPIRA INCORPORATED+                                                                                  1,255,578
         15,616    INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                          535,941
         47,887    KING PHARMACEUTICALS INCORPORATED+                                                                       826,051
         50,533    MEDIMMUNE INCORPORATED+                                                                                1,848,497
        432,633    MERCK & COMPANY INCORPORATED<<                                                                        15,241,661
         53,287    MONSANTO COMPANY                                                                                       4,516,073
         43,243    MYLAN LABORATORIES INCORPORATED                                                                        1,011,886
      1,455,522    PFIZER INCORPORATED                                                                                   36,271,608
         32,705    PPG INDUSTRIES INCORPORATED                                                                            2,071,862
         63,851    PRAXAIR INCORPORATED                                                                                   3,521,383
        650,640    PROCTER & GAMBLE COMPANY                                                                              37,489,877
         28,489    ROHM & HAAS COMPANY                                                                                    1,392,257
        292,664    SCHERING-PLOUGH CORPORATION<<                                                                          5,557,689
         13,228    SIGMA-ALDRICH CORPORATION                                                                                870,270
        265,881    WYETH                                                                                                 12,900,546

                                                                                                                        228,295,835
                                                                                                                    ---------------

COMMUNICATIONS - 3.97%
         76,748    ALLTEL CORPORATION                                                                                     4,969,433
        767,480    AT&T INCORPORATED<<                                                                                   20,752,659
         82,496    AVAYA INCORPORATED<<+                                                                                    932,205
        355,637    BELLSOUTH CORPORATION                                                                                 12,322,822
         25,912    CENTURYTEL INCORPORATED<<                                                                              1,013,677
        102,237    CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                                              2,965,895
        423,054    COMCAST CORPORATION CLASS A<<+                                                                        11,067,093
        306,865    QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED+                                                       2,086,682
        586,975    SPRINT NEXTEL CORPORATION                                                                             15,167,434
         44,229    UNIVISION COMMUNICATIONS INCORPORATED CLASS A<<+                                                       1,524,574
        578,973    VERIZON COMMUNICATIONS INCORPORATED                                                                   19,719,820

                                                                                                                         92,522,294
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 10.27%
         68,358    AMSOUTH BANCORPORATION<<                                                                               1,849,084
        918,809    BANK OF AMERICA CORPORATION                                                                           41,842,562
        152,582    BANK OF NEW YORK COMPANY INCORPORATED                                                                  5,499,055
        105,914    BB&T CORPORATION<<                                                                                     4,151,829
        987,361    CITIGROUP INCORPORATED                                                                                46,642,934
         32,200    COMERICA INCORPORATED                                                                                  1,866,634
         24,449    COMPASS BANCSHARES INCORPORATED                                                                        1,237,364
        109,911    FIFTH THIRD BANCORP<<                                                                                  4,326,097
         24,925    FIRST HORIZON NATIONAL CORPORATION                                                                     1,038,126
         50,652    GOLDEN WEST FINANCIAL CORPORATION                                                                      3,439,271
         49,203    HUNTINGTON BANCSHARES INCORPORATED                                                                     1,187,268

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
        689,500    JP MORGAN CHASE & COMPANY                                                                        $    28,710,780
         80,146    KEYCORP                                                                                                2,949,373
         15,696    M&T BANK CORPORATION                                                                                   1,791,541
         41,517    MARSHALL & ILSLEY CORPORATION                                                                          1,809,311
         81,967    MELLON FINANCIAL CORPORATION                                                                           2,918,025
        108,283    NATIONAL CITY CORPORATION                                                                              3,779,077
         94,097    NORTH FORK BANCORPORATION INCORPORATED                                                                 2,712,817
         36,644    NORTHERN TRUST CORPORATION                                                                             1,923,810
         57,808    PNC FINANCIAL SERVICES GROUP                                                                           3,891,056
         90,273    REGIONS FINANCIAL CORPORATION                                                                          3,174,901
         70,651    SOVEREIGN BANCORP INCORPORATED                                                                         1,547,963
         65,872    STATE STREET CORPORATION                                                                               3,980,645
         73,345    SUNTRUST BANKS INCORPORATED                                                                            5,336,582
         61,966    SYNOVUS FINANCIAL CORPORATION                                                                          1,678,659
        356,244    US BANCORP                                                                                            10,865,442
        320,966    WACHOVIA CORPORATION                                                                                  17,990,144
        196,148    WASHINGTON MUTUAL INCORPORATED<<                                                                       8,359,828
        331,518    WELLS FARGO & COMPANY&&                                                                               21,174,055
         20,646    ZIONS BANCORPORATION                                                                                   1,708,044

                                                                                                                        239,382,277
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.59%
         26,016    DARDEN RESTAURANTS INCORPORATED                                                                        1,067,436
        248,585    MCDONALD'S CORPORATION                                                                                 8,541,381
         22,614    WENDY'S INTERNATIONAL INCORPORATED                                                                     1,403,425
         54,563    YUM! BRANDS INCORPORATED                                                                               2,665,948

                                                                                                                         13,678,190
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.06%
         27,815    APOLLO GROUP INCORPORATED CLASS A+                                                                     1,460,566
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 3.63%
        129,764    AES CORPORATION+                                                                                       2,213,774
         32,280    ALLEGHENY ENERGY INCORPORATED+                                                                         1,092,678
         43,375    ALLIED WASTE INDUSTRIES INCORPORATED+                                                                    530,910
         40,502    AMEREN CORPORATION<<                                                                                   2,017,810
         77,884    AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                           2,649,614
         61,344    CENTERPOINT ENERGY INCORPORATED<<                                                                        731,834
         39,451    CINERGY CORPORATION                                                                                    1,791,470
         64,974    CITIZENS COMMUNICATIONS COMPANY<<                                                                        862,205
         43,669    CMS ENERGY CORPORATION+                                                                                  565,514
         48,551    CONSOLIDATED EDISON INCORPORATED                                                                       2,111,968
         35,301    CONSTELLATION ENERGY GROUP INCORPORATED                                                                1,931,318
         68,737    DOMINION RESOURCES INCORPORATED<<                                                                      4,744,915
         35,174    DTE ENERGY COMPANY<<                                                                                   1,410,126
        183,610    DUKE ENERGY CORPORATION<<                                                                              5,352,231
         59,597    DYNEGY INCORPORATED CLASS A+                                                                             286,066
         64,450    EDISON INTERNATIONAL                                                                                   2,654,051

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
        130,405    EL PASO CORPORATION                                                                              $     1,571,380
         41,115    ENTERGY CORPORATION                                                                                    2,834,468
        131,989    EXELON CORPORATION                                                                                     6,982,218
         65,247    FIRSTENERGY CORPORATION                                                                                3,190,578
         79,830    FPL GROUP INCORPORATED<<                                                                               3,204,376
         34,533    KEYSPAN CORPORATION                                                                                    1,411,364
         20,817    KINDER MORGAN INCORPORATED<<                                                                           1,914,956
          8,741    NICOR INCORPORATED                                                                                       345,794
         53,933    NISOURCE INCORPORATED                                                                                  1,090,525
          7,585    PEOPLES ENERGY CORPORATION<<                                                                             270,329
         68,310    PG&E CORPORATION                                                                                       2,657,259
         19,616    PINNACLE WEST CAPITAL CORPORATION                                                                        766,986
         75,218    PPL CORPORATION                                                                                        2,211,409
         49,907    PROGRESS ENERGY INCORPORATED                                                                           2,194,910
         49,591    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                           3,175,808
         51,118    SEMPRA ENERGY                                                                                          2,374,942
        146,728    SOUTHERN COMPANY<<                                                                                     4,808,277
         41,211    TECO ENERGY INCORPORATED                                                                                 664,321
         91,542    TXU CORPORATION                                                                                        4,097,420
        109,255    WASTE MANAGEMENT INCORPORATED                                                                          3,856,684
        117,632    WILLIAMS COMPANIES INCORPORATED<<                                                                      2,516,148
         79,881    XCEL ENERGY INCORPORATED                                                                               1,449,840

                                                                                                                         84,536,476
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 9.37%
         23,164    ADC TELECOMMUNICATIONS INCORPORATED<<+                                                                   592,767
         95,127    ADVANCED MICRO DEVICES INCORPORATED+                                                                   3,154,411
         71,074    ALTERA CORPORATION<<+                                                                                  1,466,967
         33,999    AMERICAN POWER CONVERSION CORPORATION                                                                    785,717
         72,428    ANALOG DEVICES INCORPORATED                                                                            2,773,268
         31,519    ANDREW CORPORATION+                                                                                      387,053
         58,219    APPLIED MICRO CIRCUITS CORPORATION+                                                                      236,951
         87,137    BROADCOM CORPORATION CLASS A+                                                                          3,760,833
        115,199    CIENA CORPORATION+                                                                                       600,187
      1,216,682    CISCO SYSTEMS INCORPORATED+                                                                           26,365,499
         39,959    COMVERSE TECHNOLOGY INCORPORATED+                                                                        940,235
         18,161    COOPER INDUSTRIES LIMITED CLASS A                                                                      1,578,191
         81,383    EMERSON ELECTRIC COMPANY                                                                               6,806,060
         81,183    FREESCALE SEMICONDUCTOR INCORPORATED CLASS B+                                                          2,254,451
      2,061,925    GENERAL ELECTRIC COMPANY                                                                              71,713,752
         12,986    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                           1,443,134
      1,163,754    INTEL CORPORATION                                                                                     22,518,640
         34,535    JABIL CIRCUIT INCORPORATED+                                                                            1,480,170
        331,583    JDS UNIPHASE CORPORATION<<+                                                                            1,382,701
         39,469    KLA-TENCOR CORPORATION<<                                                                               1,908,721
         23,988    L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                               2,057,931
         60,471    LINEAR TECHNOLOGY CORPORATION                                                                          2,121,323

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
         77,484    LSI LOGIC CORPORATION+                                                                           $       895,715
        884,079    LUCENT TECHNOLOGIES INCORPORATED<<+                                                                    2,696,441
         63,420    MAXIM INTEGRATED PRODUCTS INCORPORATED                                                                 2,356,053
         15,910    MAYTAG CORPORATION                                                                                       339,360
        122,409    MICRON TECHNOLOGY INCORPORATED+                                                                        1,801,861
         28,186    MOLEX INCORPORATED                                                                                       935,775
        494,464    MOTOROLA INCORPORATED                                                                                 11,328,170
         66,760    NATIONAL SEMICONDUCTOR CORPORATION                                                                     1,858,598
         74,015    NETWORK APPLIANCE INCORPORATED+                                                                        2,666,760
         26,384    NOVELLUS SYSTEMS INCORPORATED<<+                                                                         633,216
         33,861    NVIDIA CORPORATION+                                                                                    1,938,881
         36,750    PMC-SIERRA INCORPORATED+                                                                                 451,658
         31,917    QLOGIC CORPORATION+                                                                                      617,594
        327,641    QUALCOMM INCORPORATED                                                                                 16,581,911
         34,080    ROCKWELL COLLINS INCORPORATED                                                                          1,920,408
        105,271    SANMINA-SCI CORPORATION+                                                                                 431,611
         89,095    TELLABS INCORPORATED+                                                                                  1,416,611
        316,574    TEXAS INSTRUMENTS INCORPORATED                                                                        10,279,158
         13,458    WHIRLPOOL CORPORATION                                                                                  1,231,003
         68,200    XILINX INCORPORATED                                                                                    1,736,372

                                                                                                                        218,446,118
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.40%
         17,175    FLUOR CORPORATION<<                                                                                    1,473,615
         48,121    MOODY'S CORPORATION                                                                                    3,438,727
         66,079    PAYCHEX INCORPORATED                                                                                   2,752,851
         32,181    QUEST DIAGNOSTICS INCORPORATED                                                                         1,650,885

                                                                                                                          9,316,078
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.33%
         20,629    BALL CORPORATION                                                                                         904,169
         28,949    FORTUNE BRANDS INCORPORATED                                                                            2,334,158
         40,566    ILLINOIS TOOL WORKS INCORPORATED                                                                       3,906,911
         11,533    SNAP-ON INCORPORATED                                                                                     439,638

                                                                                                                          7,584,876
                                                                                                                    ---------------

FINANCIAL SERVICES - 0.04%
         42,486    JANUS CAPITAL GROUP INCORPORATED                                                                         984,401
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 3.05%
        153,577    ANHEUSER-BUSCH COMPANIES INCORPORATED<<                                                                6,568,488
        129,334    ARCHER-DANIELS-MIDLAND COMPANY                                                                         4,352,089
         36,454    CAMPBELL SOUP COMPANY                                                                                  1,181,110
         60,021    COCA-COLA ENTERPRISES INCORPORATED                                                                     1,220,827
        102,718    CONAGRA FOODS INCORPORATED                                                                             2,204,328
         38,999    CONSTELLATION BRANDS INCORPORATED CLASS A<<+                                                             976,925
         70,458    GENERAL MILLS INCORPORATED                                                                             3,570,812
         22,330    HERCULES INCORPORATED<<+                                                                                 308,154

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FOOD & KINDRED PRODUCTS (CONTINUED)
         35,451    HERSHEY FOODS CORPORATION                                                                        $     1,851,606
         66,270    HJ HEINZ COMPANY                                                                                       2,512,958
         49,729    KELLOGG COMPANY                                                                                        2,190,065
         26,233    MCCORMICK & COMPANY INCORPORATED                                                                         888,249
         11,354    MOLSON COORS BREWING COMPANY                                                                             779,112
         26,749    PEPSI BOTTLING GROUP INCORPORATED                                                                        812,902
        327,735    PEPSICO INCORPORATED                                                                                  18,939,806
        150,369    SARA LEE CORPORATION<<                                                                                 2,688,598
        407,513    THE COCA-COLA COMPANY<<                                                                               17,062,569
         49,842    TYSON FOODS INCORPORATED CLASS A                                                                         684,829
         35,104    WM. WRIGLEY JR. COMPANY<<                                                                              2,246,656

                                                                                                                         71,040,083
                                                                                                                    ---------------

FOOD STORES - 0.62%
         72,954    ALBERTSON'S INCORPORATED                                                                               1,872,729
        143,512    KROGER COMPANY                                                                                         2,921,905
         88,958    SAFEWAY INCORPORATED                                                                                   2,234,625
        151,005    STARBUCKS CORPORATION+                                                                                 5,683,828
         27,482    WHOLE FOODS MARKET INCORPORATED                                                                        1,825,904

                                                                                                                         14,538,991
                                                                                                                    ---------------

FORESTRY - 0.15%
         48,120    WEYERHAEUSER COMPANY                                                                                   3,485,332
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.21%
         36,079    LEGGETT & PLATT INCORPORATED                                                                             879,245
         82,351    MASCO CORPORATION                                                                                      2,675,584
         54,300    NEWELL RUBBERMAID INCORPORATED<<                                                                       1,367,817

                                                                                                                          4,922,646
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 1.98%
         22,539    BIG LOTS INCORPORATED<<+                                                                                 314,645
         62,634    DOLLAR GENERAL CORPORATION                                                                             1,106,743
         30,715    FAMILY DOLLAR STORES INCORPORATED                                                                        817,019
         53,848    FEDERATED DEPARTMENT STORES INCORPORATED                                                               3,930,904
         45,941    JC PENNEY COMPANY INCORPORATED                                                                         2,775,296
         19,743    SEARS HOLDINGS CORPORATION<<+                                                                          2,610,814
        173,917    TARGET CORPORATION                                                                                     9,045,423
         91,132    TJX COMPANIES INCORPORATED                                                                             2,261,896
        494,164    WAL-MART STORES INCORPORATED                                                                          23,344,307

                                                                                                                         46,207,047
                                                                                                                    ---------------

HEALTH SERVICES - 0.54%
         88,748    CAREMARK RX INCORPORATED+                                                                              4,364,627
         80,695    HCA INCORPORATED<<                                                                                     3,695,024
         47,604    HEALTH MANAGEMENT ASSOCIATION INCORPORATED CLASS A                                                     1,026,818
         24,786    LABORATORY CORPORATION OF AMERICA HOLDINGS+                                                            1,449,485
         15,641    MANOR CARE INCORPORATED                                                                                  693,678

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HEALTH SERVICES (CONTINUED)
         93,034    TENET HEALTHCARE CORPORATION+                                                                    $       686,591
         20,104    WATSON PHARMACEUTICALS INCORPORATED+                                                                     577,789

                                                                                                                         12,494,012
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.95%
         19,102    APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A                                                        895,884
         42,195    ARCHSTONE-SMITH TRUST                                                                                  2,057,850
         17,750    BOSTON PROPERTIES INCORPORATED                                                                         1,655,188
         80,347    EQUITY OFFICE PROPERTIES TRUST                                                                         2,698,052
         57,450    EQUITY RESIDENTIAL                                                                                     2,688,085
         39,728    KIMCO REALTY CORPORATION                                                                               1,614,546
         36,461    PLUM CREEK TIMBER COMPANY<<                                                                            1,346,505
         48,167    PROLOGIS                                                                                               2,576,934
         16,355    PUBLIC STORAGE INCORPORATED<<                                                                          1,328,517
         36,185    SIMON PROPERTY GROUP INCORPORATED<<                                                                    3,044,606
         23,473    VORNADO REALTY TRUST<<                                                                                 2,253,408

                                                                                                                         22,159,575
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.34%
         55,478    BED BATH & BEYOND INCORPORATED+                                                                        2,130,355
         80,439    BEST BUY COMPANY INCORPORATED                                                                          4,498,954
         30,117    CIRCUIT CITY STORES INCORPORATED                                                                         737,264
         26,631    RADIO SHACK CORPORATION                                                                                  512,114

                                                                                                                          7,878,687
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.29%
         65,192    HILTON HOTELS CORPORATION                                                                              1,659,788
         32,091    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                            2,201,443
         42,695    STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                       2,891,732

                                                                                                                          6,752,963
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.58%
        149,349    3M COMPANY                                                                                            11,304,226
         35,259    AMERICAN STANDARD COMPANIES INCORPORATED                                                               1,511,201
        168,476    APPLE COMPUTER INCORPORATED+                                                                          10,566,815
        313,850    APPLIED MATERIALS INCORPORATED<<                                                                       5,495,514
         67,706    BAKER HUGHES INCORPORATED<<                                                                            4,631,090
         15,308    BLACK & DECKER CORPORATION                                                                             1,330,112
        132,708    CATERPILLAR INCORPORATED<<                                                                             9,529,762
          9,189    CUMMINS INCORPORATED<<                                                                                   965,764
         46,862    DEERE & COMPANY                                                                                        3,704,441
        465,565    DELL INCORPORATED+                                                                                    13,855,214
         40,216    DOVER CORPORATION                                                                                      1,952,889
         29,454    EATON CORPORATION<<                                                                                    2,149,258
        470,160    EMC CORPORATION+                                                                                       6,408,281
         52,279    GATEWAY INCORPORATED+                                                                                    114,491
        559,508    HEWLETT-PACKARD COMPANY                                                                               18,407,813
         64,780    INGERSOLL-RAND COMPANY CLASS A                                                                         2,707,156

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
        310,040    INTERNATIONAL BUSINESS MACHINES CORPORATION<<                                                    $    25,568,999
         21,421    LEXMARK INTERNATIONAL INCORPORATED<<+                                                                    972,085
         34,562    NATIONAL-OILWELL VARCO INCORPORATED<<+                                                                 2,216,115
         24,711    PALL CORPORATION                                                                                         770,736
         23,684    PARKER HANNIFIN CORPORATION                                                                            1,909,167
         44,900    PITNEY BOWES INCORPORATED<<                                                                            1,927,557
        180,915    SOLECTRON CORPORATION+                                                                                   723,660
         14,330    STANLEY WORKS                                                                                            725,958
         50,044    SYMBOL TECHNOLOGIES INCORPORATED                                                                         529,466

                                                                                                                        129,977,770
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.44%
         63,688    AON CORPORATION<<                                                                                      2,643,689
         32,340    HUMANA INCORPORATED+                                                                                   1,702,701
         26,906    JEFFERSON-PILOT CORPORATION                                                                            1,505,121
        108,205    MARSH & MCLENNAN COMPANIES INCORPORATED                                                                3,176,899
         59,075    UNUMPROVIDENT CORPORATION<<                                                                            1,209,856

                                                                                                                         10,238,266
                                                                                                                    ---------------

INSURANCE CARRIERS - 5.81%
         63,761    ACE LIMITED                                                                                            3,316,210
        112,181    AETNA INCORPORATED                                                                                     5,512,574
         98,546    AFLAC INCORPORATED                                                                                     4,447,381
        127,588    ALLSTATE CORPORATION                                                                                   6,648,611
         20,874    AMBAC FINANCIAL GROUP INCORPORATED                                                                     1,661,570
        513,454    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                             33,934,175
         39,545    CHUBB CORPORATION                                                                                      3,774,175
         23,949    CIGNA CORPORATION                                                                                      3,128,218
         34,441    CINCINNATI FINANCIAL CORPORATION                                                                       1,448,933
         74,531    GENWORTH FINANCIAL INCORPORATED                                                                        2,491,571
         59,831    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                         4,819,387
         34,269    LINCOLN NATIONAL CORPORATION<<                                                                         1,870,745
         26,842    LOEWS CORPORATION                                                                                      2,716,410
         26,509    MBIA INCORPORATED<<                                                                                    1,593,986
        149,937    METLIFE INCORPORATED                                                                                   7,252,453
         17,307    MGIC INVESTMENT CORPORATION<<                                                                          1,153,166
         55,289    PRINCIPAL FINANCIAL GROUP INCORPORATED                                                                 2,698,103
         38,912    PROGRESSIVE CORPORATION                                                                                4,056,965
         97,919    PRUDENTIAL FINANCIAL INCORPORATED                                                                      7,423,239
         24,385    SAFECO CORPORATION                                                                                     1,224,371
        137,663    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                              5,752,937
         20,487    TORCHMARK CORPORATION                                                                                  1,169,808
        268,296    UNITEDHEALTH GROUP INCORPORATED                                                                       14,987,015
        130,558    WELLPOINT INCORPORATED+                                                                               10,109,106
         34,503    XL CAPITAL LIMITED CLASS A                                                                             2,211,987

                                                                                                                        135,403,096
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
LEATHER & LEATHER PRODUCTS - 0.11%
         75,834    COACH INCORPORATED+                                                                              $     2,622,340
                                                                                                                    ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.02%
         20,975    LOUISIANA-PACIFIC CORPORATION<<                                                                          570,520
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.93%
         84,815    AGILENT TECHNOLOGIES INCORPORATED+                                                                     3,184,803
         29,998    ALLERGAN INCORPORATED<<                                                                                3,254,783
         36,254    APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                                             983,934
         10,636    BAUSCH & LOMB INCORPORATED                                                                               677,513
        128,280    BAXTER INTERNATIONAL INCORPORATED                                                                      4,978,547
         48,927    BECTON DICKINSON & COMPANY                                                                             3,012,925
         48,964    BIOMET INCORPORATED+                                                                                   1,739,201
        117,014    BOSTON SCIENTIFIC CORPORATION<<+                                                                       2,697,173
         20,574    C.R. BARD INCORPORATED                                                                                 1,395,123
         46,929    DANAHER CORPORATION                                                                                    2,982,338
         56,815    EASTMAN KODAK COMPANY<<                                                                                1,615,819
         24,410    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED<<+                                                        1,661,100
         67,031    GUIDANT CORPORATION<<                                                                                  5,232,440
        238,766    MEDTRONIC INCORPORATED                                                                                12,117,374
         10,300    MILLIPORE CORPORATION+                                                                                   752,518
         25,873    PERKINELMER INCORPORATED                                                                                 607,239
         88,248    RAYTHEON COMPANY                                                                                       4,045,288
         35,059    ROCKWELL AUTOMATION INCORPORATED                                                                       2,521,093
         72,515    ST. JUDE MEDICAL INCORPORATED+                                                                         2,973,115
         57,803    STRYKER CORPORATION<<                                                                                  2,562,985
         16,143    TEKTRONIX INCORPORATED                                                                                   576,467
         39,186    TERADYNE INCORPORATED+                                                                                   607,775
         32,080    THERMO ELECTRON CORPORATION+                                                                           1,189,847
         20,675    WATERS CORPORATION+                                                                                      892,126
        184,228    XEROX CORPORATION<<+                                                                                   2,800,266
         49,012    ZIMMER HOLDINGS INCORPORATED<<+                                                                        3,313,211

                                                                                                                         68,375,003
                                                                                                                    ---------------

MEDICAL MANAGEMENT SERVICES - 0.07%
         31,714    COVENTRY HEALTH CARE INCORPORATED+                                                                     1,711,922
                                                                                                                    ---------------

MEMBERSHIP ORGANIZATIONS - 0.00%
          4,627    TRONOX INC COMMON CLASS B+                                                                                78,606
                                                                                                                    ---------------

METAL MINING - 0.43%
         36,407    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                    2,176,047
         88,381    NEWMONT MINING CORPORATION                                                                             4,586,090
         40,261    PHELPS DODGE CORPORATION                                                                               3,242,218

                                                                                                                         10,004,355
                                                                                                                    ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.07%
         19,859    VULCAN MATERIALS COMPANY                                                                               1,720,782
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.09%
         35,208    HASBRO INCORPORATED                                                                              $       742,889
        588,715    JOHNSON & JOHNSON                                                                                     34,863,702
         76,899    MATTEL INCORPORATED<<                                                                                  1,394,179
         28,138    TIFFANY & COMPANY<<                                                                                    1,056,300
        398,676    TYCO INTERNATIONAL LIMITED                                                                            10,716,411

                                                                                                                         48,773,481
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.26%
         61,030    AMAZON.COM INCORPORATED+<<                                                                             2,228,205
         93,598    COSTCO WHOLESALE CORPORATION                                                                           5,069,268
        161,697    CVS CORPORATION                                                                                        4,829,889
         12,185    DILLARDS INCORPORATED CLASS A                                                                            317,297
         28,954    EXPRESS SCRIPTS INCORPORATED<<+                                                                        2,545,057
         58,491    OFFICE DEPOT INCORPORATED+                                                                             2,178,205
        144,144    STAPLES INCORPORATED                                                                                   3,678,555
        200,207    WALGREEN COMPANY                                                                                       8,634,928

                                                                                                                         29,481,404
                                                                                                                    ---------------

MOTION PICTURES - 1.44%
        474,853    NEWS CORPORATION CLASS A                                                                               7,887,308
        891,222    TIME WARNER INCORPORATED                                                                              14,963,618
        380,962    WALT DISNEY COMPANY<<                                                                                 10,625,030

                                                                                                                         33,475,956
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.74%
        216,039    UNITED PARCEL SERVICE INCORPORATED CLASS B                                                            17,149,176
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.00%
        244,829    AMERICAN EXPRESS COMPANY                                                                              12,865,764
         59,563    CAPITAL ONE FINANCIAL CORPORATION<<                                                                    4,796,013
         39,518    CIT GROUP INCORPORATED                                                                                 2,115,003
        119,282    COUNTRYWIDE FINANCIAL CORPORATION<<                                                                    4,377,649
        191,467    FANNIE MAE                                                                                             9,841,404
        136,691    FREDDIE MAC                                                                                            8,338,151
         82,551    SLM CORPORATION                                                                                        4,287,699

                                                                                                                         46,621,683
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 3.36%
         45,585    ANADARKO PETROLEUM CORPORATION                                                                         4,604,541
         65,340    APACHE CORPORATION                                                                                     4,280,424
         64,124    BJ SERVICES COMPANY                                                                                    2,218,690
         74,354    BURLINGTON RESOURCES INCORPORATED                                                                      6,833,876
         73,908    CHESAPEAKE ENERGY CORPORATION                                                                          2,321,450
         87,408    DEVON ENERGY CORPORATION                                                                               5,346,747
         47,980    EOG RESOURCES INCORPORATED                                                                             3,454,560
        102,120    HALLIBURTON COMPANY                                                                                    7,456,803
         22,945    KERR-MCGEE CORPORATION                                                                                 2,190,789
         31,258    NABORS INDUSTRIES LIMITED+                                                                             2,237,448

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
OIL & GAS EXTRACTION (CONTINUED)
         27,130    NOBLE CORPORATION<<                                                                              $     2,200,243
         85,212    OCCIDENTAL PETROLEUM CORPORATION                                                                       7,894,892
         21,623    ROWAN COMPANIES INCORPORATED<<+                                                                          950,547
        116,883    SCHLUMBERGER LIMITED                                                                                  14,793,881
         64,481    TRANSOCEAN INCORPORATED<<+                                                                             5,177,824
         68,999    WEATHERFORD INTERNATIONAL LIMITED+                                                                     3,156,704
         71,846    XTO ENERGY INCORPORATED                                                                                3,130,330

                                                                                                                         78,249,749
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.53%
         20,830    BEMIS COMPANY INCORPORATED                                                                               657,811
         97,443    INTERNATIONAL PAPER COMPANY                                                                            3,368,605
         91,163    KIMBERLY-CLARK CORPORATION                                                                             5,269,221
         35,897    MEADWESTVACO CORPORATION                                                                                 980,347
         14,015    OFFICEMAX INCORPORATED                                                                                   422,833
         28,343    PACTIV CORPORATION+                                                                                      695,537
         21,929    TEMPLE-INLAND INCORPORATED                                                                               976,937

                                                                                                                         12,371,291
                                                                                                                    ---------------

PERSONAL SERVICES - 0.11%
         27,253    CINTAS CORPORATION                                                                                     1,161,523
         64,812    H & R BLOCK INCORPORATED                                                                               1,403,180

                                                                                                                          2,564,703
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 5.84%
         15,832    AMERADA HESS CORPORATION                                                                               2,254,477
         14,097    ASHLAND INCORPORATED                                                                                   1,002,015
        440,371    CHEVRONTEXACO CORPORATION                                                                             25,528,307
        272,695    CONOCOPHILLIPS<<                                                                                      17,220,689
      1,207,933    EXXON MOBIL CORPORATION                                                                               73,514,802
         72,560    MARATHON OIL CORPORATION                                                                               5,526,895
         32,663    MURPHY OIL CORPORATION                                                                                 1,627,271
         26,342    SUNOCO INCORPORATED                                                                                    2,043,349
        123,009    VALERO ENERGY CORPORATION                                                                              7,353,478

                                                                                                                        136,071,283
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 0.51%
        172,460    ALCOA INCORPORATED                                                                                     5,270,378
         17,102    ALLEGHENY TECHNOLOGIES INCORPORATED                                                                    1,046,300
         24,481    ENGELHARD CORPORATION                                                                                    969,693
         30,742    NUCOR CORPORATION                                                                                      3,221,454
         21,528    UNITED STATES STEEL CORPORATION                                                                        1,306,319

                                                                                                                         11,814,144
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.97%
        152,855    CBS CORPORATION CLASS B                                                                                3,665,463
         11,678    DOW JONES & COMPANY INCORPORATED<<                                                                       458,945
         16,827    E.W. SCRIPPS COMPANY CLASS A                                                                             752,335

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES (CONTINUED)
         47,095    GANNETT COMPANY INCORPORATED<<                                                                   $     2,821,933
         13,253    KNIGHT-RIDDER INCORPORATED<<                                                                             837,722
         72,634    MCGRAW-HILL COMPANIES INCORPORATED                                                                     4,185,171
          8,282    MEREDITH CORPORATION                                                                                     462,053
         28,721    NEW YORK TIMES COMPANY CLASS A<<                                                                         726,929
         42,720    RR DONNELLEY & SONS COMPANY                                                                            1,397,798
         51,791    TRIBUNE COMPANY                                                                                        1,420,627
        152,866    VIACOM INCORPORATED CLASS B+                                                                           5,931,201

                                                                                                                         22,660,177
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.77%
         73,777    BURLINGTON NORTHERN SANTA FE CORPORATION                                                               6,147,837
         43,407    CSX CORPORATION<<                                                                                      2,595,739
         81,547    NORFOLK SOUTHERN CORPORATION                                                                           4,409,246
         52,409    UNION PACIFIC CORPORATION                                                                              4,892,380

                                                                                                                         18,045,202
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.07%
         12,131    COOPER TIRE & RUBBER COMPANY                                                                             173,959
         16,101    SEALED AIR CORPORATION                                                                                   931,765
         35,009    THE GOODYEAR TIRE & RUBBER COMPANY<<+                                                                    506,930

                                                                                                                          1,612,654
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 2.82%
         49,582    AMERIPRISE FINANCIAL INCORPORATED                                                                      2,234,165
         23,612    BEAR STEARNS COMPANIES INCORPORATED                                                                    3,274,984
        204,117    CHARLES SCHWAB CORPORATION                                                                             3,512,854
         82,669    E*TRADE FINANCIAL CORPORATION+                                                                         2,230,410
         16,663    FEDERATED INVESTORS INCORPORATED CLASS B                                                                 650,690
         30,188    FRANKLIN RESOURCES INCORPORATED                                                                        2,844,917
         86,248    GOLDMAN SACHS GROUP INCORPORATED                                                                      13,537,486
         53,491    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                  7,731,054
        181,656    MERRILL LYNCH & COMPANY INCORPORATED                                                                  14,307,226
        212,412    MORGAN STANLEY                                                                                        13,343,722
         26,119    T. ROWE PRICE GROUP INCORPORATED                                                                       2,042,767

                                                                                                                         65,710,275
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.35%
        305,820    CORNING INCORPORATED+                                                                                  8,229,616
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.39%
        412,833    ALTRIA GROUP INCORPORATED                                                                             29,253,346
         16,921    REYNOLDS AMERICAN INCORPORATED<<                                                                       1,785,165
         32,356    UST INCORPORATED                                                                                       1,346,010

                                                                                                                         32,384,521
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TRANSPORTATION BY AIR - 0.40%
         60,112    FEDEX CORPORATION                                                                                $     6,789,050
        140,074    SOUTHWEST AIRLINES COMPANY                                                                             2,519,931

                                                                                                                          9,308,981
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.90%
        158,329    BOEING COMPANY                                                                                        12,338,579
         18,796    BRUNSWICK CORPORATION                                                                                    730,413
        368,757    FORD MOTOR COMPANY<<                                                                                   2,935,306
         79,182    GENERAL DYNAMICS CORPORATION                                                                           5,066,065
        111,866    GENERAL MOTORS CORPORATION<<                                                                           2,379,390
         34,205    GENUINE PARTS COMPANY<<                                                                                1,499,205
         24,412    GOODRICH CORPORATION                                                                                   1,064,607
         53,911    HARLEY-DAVIDSON INCORPORATED<<                                                                         2,796,903
        164,308    HONEYWELL INTERNATIONAL INCORPORATED                                                                   7,027,453
         36,538    ITT INDUSTRIES INCORPORATED                                                                            2,054,166
         38,410    JOHNSON CONTROLS INCORPORATED                                                                          2,916,471
         70,871    LOCKHEED MARTIN CORPORATION                                                                            5,324,538
         12,204    NAVISTAR INTERNATIONAL CORPORATION+                                                                      336,586
         69,375    NORTHROP GRUMMAN CORPORATION                                                                           4,737,619
         33,488    PACCAR INCORPORATED                                                                                    2,360,234
         26,185    TEXTRON INCORPORATED                                                                                   2,445,417
        200,868    UNITED TECHNOLOGIES CORPORATION                                                                       11,644,318

                                                                                                                         67,657,270
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.03%
         26,081    SABRE HOLDINGS CORPORATION                                                                               613,686
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.17%
         85,887    CARNIVAL CORPORATION<<                                                                                 4,068,467
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.08%
         41,347    AMERISOURCEBERGEN CORPORATION                                                                          1,995,820
         16,450    BROWN-FORMAN CORPORATION CLASS B                                                                       1,266,157
         83,468    CARDINAL HEALTH INCORPORATED                                                                           6,220,035
         26,842    DEAN FOODS COMPANY+                                                                                    1,042,275
         60,556    MCKESSON CORPORATION                                                                                   3,156,784
         60,216    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                   3,445,560
         37,439    NIKE INCORPORATED CLASS B                                                                              3,186,059
         26,939    SUPERVALU INCORPORATED<<                                                                                 830,260
        122,510    SYSCO CORPORATION                                                                                      3,926,445

                                                                                                                         25,069,395
                                                                                                                    ---------------

WHOLESALE TRADE DURABLE GOODS - 0.09%
         27,425    PATTERSON COMPANIES INCORPORATED+                                                                        965,360
         15,124    W.W. GRAINGER INCORPORATED                                                                             1,139,593

                                                                                                                          2,104,953
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $1,832,740,086)                                                                             2,326,477,440
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE




RIGHTS - 0.00%
         32,300    SEAGATE TECHNOLOGY RIGHTS(A)                                                                     $             0

TOTAL RIGHTS (COST $0)                                                                                                            0
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 10.67%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
         85,895    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    85,895
         65,084    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           65,084

                                                                                                                            150,979
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 10.66%
$       900,300    AMERICAN GENERAL FINANCE CORPORATION+/-                                4.78%        04/13/2007           900,669
        374,825    APRECO LLC                                                             4.62         05/15/2006           372,730
        820,373    APRECO LLC                                                             4.94         06/15/2006           812,293
        500,167    ASPEN FUNDING CORPORATION                                              4.92         04/03/2006           500,167
      5,001,667    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                        4.62         11/03/2006         5,001,667
        563,088    ATLAS CAPITAL FUNDING LIMITED                                          4.80         04/17/2006           562,046
      1,200,400    ATLAS CAPITAL FUNDING LIMITED                                          4.62         05/15/2006         1,193,690
      2,500,833    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80         10/20/2006         2,500,833
      2,500,833    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80         12/22/2006         2,500,833
        400,133    ATOMIUM FUNDING CORPORATION                                            4.53         04/12/2006           399,657
        347,016    BETA FINANCE INCORPORATED SERIES MTN+/-                                4.88         06/02/2006           347,061
     49,816,601    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $ 49,837,067)                                          4.93         04/03/2006        49,816,601
      1,484,895    BUCKINGHAM CDO LLC++                                                   4.60         04/06/2006         1,484,301
      4,868,222    BUCKINGHAM CDO LLC                                                     4.82         04/21/2006         4,856,636
      2,500,833    BUCKINGHAM CDO LLC                                                     4.82         04/25/2006         2,493,556
      2,600,867    BUCKINGHAM II CDO LLC++                                                4.83         04/25/2006         2,593,298
     10,003,334    BUCKINGHAM II CDO LLC                                                  4.83         04/26/2006         9,972,924
      3,001,000    CAIRN HIGH GRADE FUNDING I                                             4.59         04/06/2006         2,999,800
        240,080    CAIRN HIGH GRADE FUNDING I                                             4.71         04/26/2006           239,350
      4,201,400    CAIRN HIGH GRADE FUNDING I                                             4.83         04/27/2006         4,188,082
      2,500,833    CAIRN HIGH GRADE FUNDING I++                                           4.83         05/02/2006         2,491,255
      1,300,433    CAIRN HIGH GRADE FUNDING I                                             4.77         05/10/2006         1,294,035
      5,030,176    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78         04/05/2006         5,028,869
      1,380,460    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69         05/08/2006         1,374,027
        444,848    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70         05/10/2006           442,660
      2,000,667    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72         05/12/2006         1,990,283
      1,000,333    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90         06/07/2006           991,560
      2,662,387    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92         06/12/2006         2,637,228
      5,501,833    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72         04/12/2006         5,501,834
      1,000,333    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75         04/18/2007         1,000,333
      3,521,173    CONSOLIDATED EDISON INCORPORATED                                       4.90         04/03/2006         3,521,173
        250,083    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                       4.81         04/13/2006           249,753
      3,101,033    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                     4.92         05/04/2006         3,099,483
      2,500,833    CULLINAN FINANCE CORPORATION+/-                                        4.71         11/15/2006         2,500,733
      2,000,667    DEER VALLEY FUNDING LLC++                                              4.51         04/10/2006         1,998,806

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     2,556,352    DEER VALLEY FUNDING LLC                                                4.81%        04/17/2006   $     2,551,623
      6,094,731    DEER VALLEY FUNDING LLC                                                4.83         04/19/2006         6,081,810
      1,300,433    DEER VALLEY FUNDING LLC                                                4.80         05/03/2006         1,295,271
      5,001,667    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $ 5,003,684)                                           4.84         04/03/2006         5,001,667
      4,790,496    EIFFEL FUNDING LLC                                                     4.91         04/03/2006         4,790,496
        300,100    EIFFEL FUNDING LLC                                                     4.78         04/17/2006           299,545
      3,603,301    EUREKA SECURITIZATION INCORPORATED                                     4.88         05/16/2006         3,582,690
         82,427    GALLEON CAPITAL LLC                                                    4.65         04/03/2006            82,428
        150,050    GEMINI SECURITIZATION INCORPORATED                                     4.90         05/24/2006           149,028
      2,400,800    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97         06/30/2006         2,400,800
      7,167,389    HARRIER FINANCE FUNDING LLC                                            4.62         04/03/2006         7,167,389
      1,600,533    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03         06/06/2006         1,600,533
     20,087,670    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $ 20,095,923)                                          4.93         04/03/2006        20,087,670
        130,043    K2 (USA) LLC                                                           4.63         05/02/2006           129,545
        462,654    K2 (USA) LLC SERIES MTN+/-                                             4.87         07/24/2006           462,770
      1,500,500    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84         03/20/2007         1,500,200
        200,067    KLIO II FUNDING CORPORATION                                            4.58         04/05/2006           200,015
        241,080    KLIO III FUNDING CORPORATION                                           4.69         04/19/2006           240,569
        100,033    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62         05/02/2006            99,650
        379,727    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69         05/10/2006           377,858
      2,500,833    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81         05/26/2006         2,500,983
        200,067    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68         09/12/2006           200,069
        600,200    LIQUID FUNDING LIMITED+/-                                              4.94         04/24/2006           600,224
      2,300,767    LIQUID FUNDING LIMITED+/-                                              4.71         08/14/2006         2,300,767
      1,500,500    LIQUID FUNDING LIMITED+/-                                              4.61         12/01/2006         1,500,500
        600,200    LIQUID FUNDING LIMITED SERIES MTN+/-                                   4.83         02/20/2007           600,170
      1,000,333    MBIA GLOBAL FUNDING LLC+/-                                             4.78         02/20/2007         1,000,273
      5,026,675    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  4.80         10/27/2006         5,030,445
      3,001,000    MORGAN STANLEY+/-                                                      4.94         10/10/2006         3,001,000
        462,654    MORGAN STANLEY SERIES EXL+/-                                           4.78         08/13/2010           462,779
      1,722,474    MORTGAGE INTEREST NET TRUST                                            4.68         04/03/2006         1,722,474
      2,260,753    MORTGAGE INTEREST NET TRUST                                            4.78         05/03/2006         2,251,778
        100,033    NATIONWIDE BUILDING SOC+/-                                             4.74         07/21/2006           100,081
      2,206,035    NEWPORT FUNDING CORPORATION                                            4.92         04/03/2006         2,206,035
      3,028,909    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                              4.78         04/03/2006         3,028,909
      3,501,167    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.68         04/04/2006         3,500,712
        445,949    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.93         06/26/2006           440,892
        190,063    NORDEA NORTH AMERICA INCORPORATED                                      4.89         05/15/2006           189,001
      5,276,758    NORTHERN ROCK PLC+/-                                                   4.63         04/21/2006         5,276,020
        395,432    NORTHERN ROCK PLC                                                      4.69         04/24/2006           394,333
      5,001,667    NORTHERN ROCK PLC+/-                                                   4.66         02/05/2007         5,001,717
        404,635    RACERS TRUST 2004-6-MM+/-                                              4.79         05/22/2006           404,692
        100,033    SCALDIS CAPITAL LIMITED                                                4.93         06/15/2006            99,048
        400,133    TANGO FINANCE CORPORATION                                              4.95         06/21/2006           395,868
      1,156,685    TANGO FINANCE CORPORATION SERIES MTN+/-                                4.87         10/25/2006         1,157,067

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       578,293    TRAVELERS INSURANCE COMPANY+/-                                         4.77%        02/09/2007   $       578,281
      2,500,833    UNICREDITO ITALIANO SERIES LIB+/-                                      4.70         03/09/2007         2,500,683
      2,500,833    UNICREDITO ITALIANO SERIES YCD+/-                                      4.47         04/03/2006         2,500,833
      3,801,267    US BANK NA SERIES BKNT+/-                                              4.66         07/28/2006         3,801,381
      1,000,333    WHISTLEJACKET CAPITAL LIMITED+/-                                       4.65         06/09/2006         1,000,333
        100,033    WHITE PINE FINANCE LLC                                                 4.64         04/18/2006            99,835
        500,167    WHITE PINE FINANCE LLC                                                 4.82         05/05/2006           498,036
        408,336    WHITE PINE FINANCE LLC                                                 4.84         05/25/2006           405,498
        307,302    WHITE PINE FINANCE LLC                                                 4.93         06/20/2006           304,067
      2,639,780    WHITE PINE FINANCE LLC                                                 4.93         06/22/2006         2,611,270
      2,500,833    WHITE PINE FINANCE LLC+/-                                              4.70         07/17/2006         2,500,833
      2,400,800    WHITE PINE FINANCE LLC SERIES MTN1+/-                                  4.81         06/12/2006         2,401,016

                                                                                                                        248,527,686
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $248,678,665)                                                             248,678,665
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 0.96%

SHARES

MUTUAL FUND - 0.90%
     20,878,671    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~&&                                                           20,878,671
                                                                                                                    ---------------

PRINCIPAL

US TREASURY BILLS - 0.06%
$        95,000    US TREASURY BILL^#                                                     4.16         05/11/2006            94,560
      1,385,000    US TREASURY BILL^#                                                     4.48         08/10/2006         1,362,507

                                                                                                                          1,457,067
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $22,336,023)                                                                          22,335,738
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $2,103,754,774)*                         111.42%                                                              $ 2,597,491,843
OTHER ASSETS AND LIABILITIES, NET              (11.42)                                                                 (266,225,840)
                                               ------                                                               ---------------
TOTAL NET ASSETS                               100.00%                                                              $ 2,331,266,003
                                               ======                                                               ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

&&    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $33,742,234.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 95.77%

AUSTRALIA - 3.37%
         61,000    ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                           $     1,012,706
         98,557    PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                           1,220,637
         27,202    RIO TINTO LIMITED (METAL MINING)                                                                       1,535,520
        121,000    WESTFIELD GROUP (PROPERTIES)                                                                           1,481,271
         11,527    WOODSIDE PETROLEUM LIMITED (OIL & GAS EXTRACTION)                                                        375,310

                                                                                                                          5,625,444
                                                                                                                    ---------------

BELGIUM - 1.11%
         51,800    FORTIS (DEPOSITORY INSTITUTIONS)                                                                       1,850,583
                                                                                                                    ---------------

CHINA - 0.50%
        968,000    YANZHOU COAL MINING COMPANY LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                           842,103
                                                                                                                    ---------------

DENMARK - 0.82%
         36,900    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                              1,369,263
                                                                                                                    ---------------

FRANCE - 13.69%
        106,700    ALCATEL SA (COMMUNICATIONS)                                                                            1,651,227
         19,100    ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                  1,601,735
         60,700    AXA SA (INSURANCE CARRIERS)                                                                            2,130,289
         28,100    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                 1,493,232
         34,574    CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                1,883,767
         25,600    CARREFOUR SA (FOOD STORES)+                                                                            1,361,933
         13,600    LAFARGE SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                    1,540,997
         31,100    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                        2,958,567
         45,000    SUEZ SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                               1,773,431
         15,676    TECHNIP SA (OIL & GAS EXTRACTION)                                                                      1,060,986
         13,850    TOTAL SA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                     3,653,924
         51,300    VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                  1,761,848

                                                                                                                         22,871,936
                                                                                                                    ---------------

GERMANY - 6.97%
         10,900    ALLIANZ AG (INSURANCE CARRIERS)+                                                                       1,819,969
         17,700    BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                             974,896
          7,103    CELESIO AG (WHOLESALE TRADE DURABLE GOODS)                                                               672,185
         25,221    COMMERZBANK AG (DEPOSITORY INSTITUTIONS)+                                                              1,004,952
         20,400    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                            2,244,994
         10,300    FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                            1,230,737
         44,700    METRO AG (FOOD STORES)                                                                                 2,291,933
          6,500    SAP AG (BUSINESS SERVICES)                                                                             1,410,074

                                                                                                                         11,649,740
                                                                                                                    ---------------

GREECE - 0.89%
         40,303    ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                1,488,688
                                                                                                                    ---------------

HONG KONG - 4.37%
        150,000    CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                             1,590,058
        253,000    CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                      1,328,721

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HONG KONG (CONTINUED)
      1,361,000    CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)                                 $       789,326
      2,479,000    GUANGDONG INVESTMENT LIMITED (BUSINESS SERVICES)                                                       1,110,241
        159,940    SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                          1,624,311
        150,000    TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                          850,609

                                                                                                                          7,293,266
                                                                                                                    ---------------

HUNGARY - 0.31%
          7,560    OTP BANK GDR (DEPOSITORY INSTITUTIONS)                                                                   525,420
                                                                                                                    ---------------

ITALY - 3.29%
         94,342    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                      2,684,445
        389,800    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                      2,817,757

                                                                                                                          5,502,202
                                                                                                                    ---------------

JAPAN - 23.09%
        171,500    AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                            4,160,004
         21,000    DAIWA HOUSE INDUSTRY COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                   OPERATIVE BUILDERS)                                                                                      363,976
        138,000    KANEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                       1,654,359
         64,000    KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                          1,685,642
          5,280    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                    1,372,710
            146    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                      2,890,229
        124,000    MITSUI SUMITOMO INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                         1,686,695
         25,700    MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                   & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                               1,740,263
        101,000    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                  1,673,322
        286,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                          2,242,804
        113,700    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)             2,535,790
          1,038    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                               1,534,512
         70,300    OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                    2,018,811
         38,000    SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                    1,943,585
        171,000    SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                 2,551,198
         95,000    SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)      S                                                                       1,682,880
        359,000    SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                         2,513,305
        373,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                     4,316,279

                                                                                                                         38,566,364
                                                                                                                    ---------------

NETHERLANDS - 4.11%
         20,273    AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                            1,075,832
         80,300    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                     1,639,709
         57,300    ING GROEP NV (FINANCIAL SERVICES)                                                                      2,263,724
         75,700    WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                           1,887,959

                                                                                                                          6,867,224
                                                                                                                    ---------------

NORWAY - 1.60%
          2,013    ORKLA ASA (FOOD & KINDRED PRODUCTS)                                                                       99,827
         88,900    STATOIL ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                  2,563,797

                                                                                                                          2,663,624
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
RUSSIA - 1.72%
         20,400    LUKOIL ADR (OIL & GAS EXTRACTION)+                                                               $     1,701,360
         35,600    MOBILE TELESYSTEMS ADR (COMMUNICATIONS)                                                                1,178,360

                                                                                                                          2,879,720
                                                                                                                    ---------------

SINGAPORE - 0.60%
        103,000    UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                   994,399
                                                                                                                    ---------------

SOUTH KOREA - 0.47%
          1,520    SAMSUNG ELECTRONICS COMPANY LIMITED - PREFERRED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                   778,304
                                                                                                                    ---------------

SPAIN - 1.77%
         89,900    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                           1,876,049
         53,179    INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                             1,081,393

                                                                                                                          2,957,442
                                                                                                                    ---------------

SWEDEN - 0.82%
         71,000    SECURITAS AB (BUSINESS SERVICES)                                                                       1,367,401
                                                                                                                    ---------------

SWITZERLAND - 6.45%
         64,800    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                              3,603,728
         23,900    ROCHE HOLDING AG (HEALTH SERVICES)                                                                     3,558,463
         15,500    UBS AG (FINANCIAL SERVICES)                                                                            1,702,604
          8,100    ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)+                                                     1,902,830

                                                                                                                         10,767,625
                                                                                                                    ---------------

THAILAND - 1.58%
        660,000    ADVANCED INFORMATION SERVICE PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (COMMUNICATIONS)              1,553,441
        387,500    BANGKOK BANK PUBLIC COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                          1,086,495

                                                                                                                          2,639,936
                                                                                                                    ---------------

UNITED KINGDOM - 18.24%
         25,301    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                          1,274,787
        129,000    AVIVA PLC (INSURANCE CARRIERS)                                                                         1,791,884
        197,000    BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                1,440,098
        217,500    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                 2,545,064
        109,200    EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                    1,671,477
        196,600    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                      5,140,695
        173,000    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                            2,900,516
        856,400    LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                         2,112,841
        163,519    ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)                                                             1,301,174
      8,797,322    ROLLS ROYCE GROUP PLC CLASS B (AEROSPACE, DEFENSE)                                                        15,590
        100,600    ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)                                                   3,142,603
        200,045    SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                     1,807,311
         66,100    STANDARD CHARTERED PLC (DEPOSITORY INSTITUTIONS)                                                       1,644,547
      1,759,000    VODAFONE GROUP PLC (COMMUNICATIONS)                                                                    3,682,601

                                                                                                                         30,471,188
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $128,620,363)                                                                                 159,971,872
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COLLATERAL FOR SECURITIES LENDING - 1.91%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 1.91%
      3,191,264    BANK OF NEW YORK INSTITUTIONAL CASH RESERVE                                                      $     3,191,264
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $3,191,264)                                                                 3,191,264
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 2.50%
      4,179,151    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            4,179,151
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $4,179,151)                                                                            4,179,151
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $135,990,778)*                        100.18%                                                                 $   167,342,287
OTHER ASSETS AND LIABILITIES, NET            (0.18)                                                                       (302,110)
                                            ------                                                                  ---------------
TOTAL NET ASSETS                            100.00%                                                                 $   167,040,177
                                            ======                                                                  ===============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $4,179,151.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.89%

AUSTRIA - 0.64%
         28,805    WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG (INSURANCE CARRIERS)                               $     1,780,284
                                                                                                                    ---------------

BELGIUM - 3.74%
        211,134    FORTIS NA (DEPOSITORY INSTITUTIONS)                                                                    7,532,641
         62,229    INBEV NA (FOOD & KINDRED PRODUCTS)                                                                     2,918,469

                                                                                                                         10,451,110
                                                                                                                    ---------------

BRAZIL - 0.41%
        266,881    VIVO PARTICIPACOES SA ADR (COMMUNICATIONS)+                                                            1,142,251
                                                                                                                    ---------------

CANADA - 1.98%
         91,400    ENCANA CORPORATION (OIL & GAS EXTRACTION)                                                              4,265,359
         14,900    RESEARCH IN MOTION LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                   1,264,712

                                                                                                                          5,530,071
                                                                                                                    ---------------

DENMARK - 0.17%
         19,500    VESTAS WIND SYSTEMS A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                     PHOTOGRAPHIC, MEDICAL & OPTICAL)+                                                                      486,091
                                                                                                                    ---------------

FINLAND - 0.86%
         95,400    FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                         2,407,024
                                                                                                                    ---------------

FRANCE - 7.12%
         16,805    ACCOR SA (METAL MINING)                                                                                  968,775
         17,900    ALCATEL SA (COMMUNICATIONS)                                                                              277,010
          3,339    ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                    280,010
         82,594    AXA SA (INSURANCE CARRIERS)                                                                            2,898,667
         77,556    CARREFOUR SA (FOOD STORES)+                                                                            4,126,019
          8,585    ELECTRICITE DE FRANCE (ELECTRIC, GAS & SANITARY SERVICES)+                                               486,897
         29,797    LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                2,921,275
         76,950    PAGESJAUNES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                                             2,161,590
         24,168    PPR SA (APPAREL & ACCESSORY STORES)                                                                    2,918,565
         58,335    SAFRAN SA (NATIONAL SECURITY & INTERNATIONAL AFFAIRS)                                                  1,478,912
         14,725    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                        1,400,800

                                                                                                                         19,918,520
                                                                                                                    ---------------

GERMANY - 11.97%
         29,361    ALLIANZ AG (INSURANCE CARRIERS)+                                                                       4,902,395
         41,081    BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                           2,262,696
         92,500    COMMERZBANK AG (DEPOSITORY INSTITUTIONS)+                                                              3,685,741
         63,267    DEUTSCHE LUFTHANSA AG (TRANSPORTATION BY AIR)                                                          1,132,424
        119,297    DEUTSCHE POST AG (TRANSPORTATION SERVICES)+                                                            2,991,172
         17,762    DEUTSCHE TELEKOM AG (COMMUNICATIONS)                                                                     299,628
         36,519    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                            4,018,869
         22,918    HEIDELBERGER DRUCKMASCHINEN AG (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                              1,010,950
         82,395    PROSIEBENSAT.1 MEDIA AG (COMMUNICATIONS)+                                                              2,146,795
         50,264    RWE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                             4,374,755

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GERMANY (CONTINUED)
         14,459    SAP AG (BUSINESS SERVICES)                                                                       $     3,136,656
         37,577    SIEMENS AG (WHOLESALE TRADE NON-DURABLE GOODS)                                                         3,508,243

                                                                                                                         33,470,324
                                                                                                                    ---------------

HONG KONG - 4.28%
        303,800    CHINA MERCHANTS HOLDINGS INTERNATIONAL COMPANY LIMITED (MOTOR FREIGHT
                   TRANSPORTATION & WAREHOUSING)                                                                            877,044
      1,140,900    CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                      5,991,852
         51,200    ESPRIT HOLDINGS LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                              398,559
        687,000    MTR CORPORATION (RAILROAD TRANSPORTATION)                                                              1,549,461
         42,400    NWS HOLDINGS LIMITED (BUSINESS SERVICES)                                                                  78,689
        301,700    SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                          3,063,990

                                                                                                                         11,959,595
                                                                                                                    ---------------

ITALY - 4.73%
          4,600    CAPITALIA SPA (DEPOSITORY INSTITUTIONS)                                                                   38,241
         94,421    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                      2,686,693
        267,611    SAIPEM SPA (OIL & GAS EXTRACTION)                                                                      6,191,005
        595,621    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                      4,305,581

                                                                                                                         13,221,520
                                                                                                                    ---------------

JAPAN - 24.20%
         19,250    AIFUL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                 1,274,065
         96,000    BRIDGESTONE CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                               2,002,379
        152,300    CHUGAI PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                    2,762,621
        182,300    CREDIT SAISON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                  10,083,033
            780    JAPAN TOBACCO INCORPORATED (TOBACCO PRODUCTS)                                                          2,743,585
          3,850    JUPITER TELECOMMUNICATIONS COMPANY LIMITED (COMMUNICATIONS)+                                           2,721,495
          9,020    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                             2,345,047
            142    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                      2,811,045
        113,000    MITSUBISHI ESTATE COMPANY LIMITED (REAL ESTATE)                                                        2,678,590
            269    MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                  4,113,849
        142,400    MITSUI & COMPANY LIMITED (WHOLESALE TRADE DURABLE GOODS)                                               2,059,174
         99,000    MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                           2,275,234
            876    MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                          7,167,273
            352    NTT DATA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                             1,692,710
         24,800    ORIX CORPORATION (MISCELLANEOUS RETAIL)                                                                7,722,345
        180,300    SEGA SAMMY HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                                     7,322,294
         15,600    SMC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               2,430,790
             51    SUMITOMO MITSUI FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                   563,297
        604,800    TAISEI CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                    2,898,107

                                                                                                                         67,666,933
                                                                                                                    ---------------

LUXEMBOURG - 1.57%
         14,807    RTI GROUP (COMMUNICATIONS)                                                                             1,301,835
        196,000    STOLT OFFSHORE SA (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)+                   3,080,444

                                                                                                                          4,382,279
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MEXICO - 2.78%
        240,400    GRUPO TELEVISA SA ADR (COMMUNICATIONS)                                                           $     4,783,960
      1,121,800    WALMART DE MEXICO SA DE CV (GENERAL MERCHANDISE STORES)                                                3,005,075

                                                                                                                          7,789,035
                                                                                                                    ---------------

NETHERLANDS - 3.51%
        226,851    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                     4,632,249
         36,400    ASML HOLDING NV NEW YORK REGISTERED SHARES (SEMICONDUCTOR EQUIPMENT
                   MANUFACTURING & RELATED)+                                                                                741,468
         99,346    ING GROEP NV (FINANCIAL SERVICES)                                                                      3,924,816
         66,178    KONINKLIJKE AHOLD NV (FOOD STORES)+                                                                      520,487

                                                                                                                          9,819,020
                                                                                                                    ---------------

NORWAY - 0.77%
        156,200    SEADRILL LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)+                                            2,145,081
                                                                                                                    ---------------

PORTUGAL - 0.77%
        676,725    BANCO COMERCIAL PORTUGUES SA (DEPOSITORY INSTITUTIONS)                                                 2,156,847
                                                                                                                    ---------------

RUSSIA - 3.45%
         28,902    AFK SISTEMA GDR (BUSINESS SERVICES)+                                                                     705,209
         90,100    LUKOIL ADR (OIL & GAS EXTRACTION)                                                                      7,496,320
         21,266    RAO UNIFIED ENERGY SYSTEM GDR (ELECTRIC, GAS & SANITARY SERVICES)                                      1,452,468

                                                                                                                          9,653,997
                                                                                                                    ---------------

SINGAPORE - 2.52%
        362,800    KEPPEL CORPORATION LIMITED (BUSINESS SERVICES)                                                         3,098,456
        457,000    SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                                   3,959,526

                                                                                                                          7,057,982
                                                                                                                    ---------------

SOUTH KOREA - 4.73%
         60,228    HANA FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)+                                           2,851,470
         74,680    KOOKMIN BANK (FINANCIAL SERVICES)+                                                                     6,448,798
         87,630    SHINHAN FINANCIAL GROUP COMPANY LIMITED (FINANCIAL SERVICES)                                           3,923,327

                                                                                                                         13,223,595
                                                                                                                    ---------------

SPAIN - 1.17%
         56,780    INDUSTRIA DE DISENO TEXTIL SA (APPAREL & ACCESSORY STORES)                                             2,191,574
         58,926    PROMOTORA DE INFORMACIONES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                               1,089,000

                                                                                                                          3,280,574
                                                                                                                    ---------------

SWITZERLAND - 10.78%
         46,578    ADECCO SA (BUSINESS SERVICES)                                                                          2,602,851
         19,596    NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                    5,817,245
          3,187    NOBEL BIOCARE HOLDING AG (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS
                   & SIMILAR MATERIALS)+                                                                                    709,567
         51,295    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                              2,852,673
         28,806    ROCHE HOLDING AG (HEALTH SERVICES)                                                                     4,288,915
         55,612    SWISS REINSURANCE (INSURANCE CARRIERS)                                                                 3,886,207
            677    SYNTHES INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)+                                                                         74,262
         90,319    UBS AG (FINANCIAL SERVICES)                                                                            9,921,130

                                                                                                                         30,152,850
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM - 5.72%
        171,511    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                           $     2,006,926
        232,973    CADBURY SCHWEPPES PLC (FOOD & KINDRED PRODUCTS)                                                        2,315,279
         42,332    CARNIVAL PLC (WATER TRANSPORTATION)                                                                    2,081,407
        223,771    CENTRICA PLC (ELECTRIC, GAS & SANITARY SERVICES)+                                                      1,094,420
      1,146,875    KINGFISHER PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                     4,772,253
         43,942    SMITH & NEPHEW PLC (CHEMICALS & ALLIED PRODUCTS)                                                         390,124
        792,741    WILLIAM MORRISON SUPERMARKETS PLC (FOOD & KINDRED PRODUCTS)                                            2,616,898
         60,500    WPP GROUP PLC (BUSINESS SERVICES)+                                                                       725,806

                                                                                                                         16,003,113
                                                                                                                    ---------------

USA - 0.02%
          2,400    TIM HORTONS INCORPORATED (EATING & DRINKING PLACES)+                                                      63,720
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $219,203,893)                                                                                 273,761,816
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 2.46%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 2.46%
      6,879,725    BANK OF NEW YORK INSTITUTIONAL CASH RESERVE                                                            6,879,725
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $6,879,725)                                                                 6,879,725
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 2.26%
      6,315,090    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            6,315,090
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $6,315,090)                                                                            6,315,090
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $232,398,708)*                        102.61%                                                                 $   286,956,631
OTHER ASSETS AND LIABILITIES, NET            (2.61)                                                                     (7,291,452)
                                            ------                                                                  ---------------
TOTAL NET ASSETS                            100.00%                                                                 $   279,665,179
                                            ======                                                                  ===============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $6,315,090.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.25%

AUSTRALIA - 4.99%
          4,196    ALINTA LIMITED (ELECTRIC UTILITIES)                                                              $        32,983
         15,329    ALUMINA LIMITED (METAL MINING)                                                                            81,318
         13,245    AMCOR LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                  70,168
         26,347    AMP LIMITED (INSURANCE CARRIERS)                                                                         163,721
          2,290    ANSELL LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                 19,017
          2,926    APN NEWS & MEDIA LIMITED (COMMUNICATIONS)                                                                  9,908
          5,215    ARISTOCRAT LEISURE LIMITED (AMUSEMENT & RECREATION SERVICES)                                              51,447
         26,452    AUSTRALIA & NEW ZEALAND BANKING GROUP LIMITED (DEPOSITORY INSTITUTIONS)                                  501,831
          6,940    AUSTRALIAN GAS LIGHT COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                  92,064
          1,466    AUSTRALIAN STOCK EXCHANGE LIMITED (BUSINESS SERVICES)                                                     34,319
         12,532    AXA ASIA PACIFIC HOLDINGS LIMITED (INSURANCE CARRIERS)                                                    52,036
          2,568    BABCOCK & BROWN LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                     34,011
         51,802    BHP BILLITON LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                        1,038,383
          1,354    BILLABONG INTERNATIONAL LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                   MATERIALS)                                                                                                14,734
         11,869    BLUESCOPE STEEL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                          61,009
          8,517    BORAL LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                    54,388
         14,979    BRAMBLES INDUSTRIES LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                   115,277
          2,310    CALTEX AUSTRALIA LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)                                        31,752
         12,029    CENTRO PROPERTIES GROUP (REAL ESTATE)                                                                     55,717
          4,499    CENTRO RETAIL GROUP (REAL ESTATE)+                                                                         5,073
         22,064    CFS GANDEL RETAIL TRUST (REAL ESTATE)                                                                     30,802
             17    CFS GANDEL RETAIL TRUST-NEW (REAL ESTATE)+                                                                    23
          4,058    CHALLENGER FINANCIAL SERVICES GROUP LIMITED (FINANCE & FINANCIAL SERVICES)                                10,168
          8,674    COCA-COLA AMATIL LIMITED (FOOD & KINDRED PRODUCTS)                                                        44,896
            783    COCHLEAR LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  29,788
         17,080    COLES MYER LIMITED (MISCELLANEOUS RETAIL)                                                                130,835
         18,777    COMMONWEALTH BANK OF AUSTRALIA (DEPOSITORY INSTITUTIONS)                                                 608,944
         19,747    COMMONWEALTH PROPERTY OFFICE FUND (REAL ESTATE)                                                           19,509
          6,200    COMPUTERSHARE LIMITED (BUSINESS SERVICES)                                                                 32,668
          2,700    CSL LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                                105,731
         14,989    CSR LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                              47,859
         43,267    DB RREEF TRUST (REAL ESTATE)                                                                              45,533
          4,052    DCA GROUP LIMITED (HEALTH SERVICES)                                                                       10,646
          2,772    DOWNER EDI LIMITED (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)                      17,602
         29,108    FOSTER'S GROUP LIMITED (FOOD & KINDRED PRODUCTS)                                                         110,652
          9,994    FUTURIS CORPORATION LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                      16,170
         25,504    GENERAL PROPERTY TRUST (REAL ESTATE)                                                                      75,407
         10,015    HARVEY NORMAN HOLDINGS LIMITED (GENERAL MERCHANDISE STORES)                                               27,102
          4,413    ILUKA RESOURCES LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                        24,769
          8,462    ING INDUSTRIAL FUND (REAL ESTATE)                                                                         13,691
         23,435    INSURANCE AUSTRALIA GROUP LIMITED (INSURANCE CARRIERS)                                                    91,771
         21,012    INVESTA PROPERTY GROUP (REAL ESTATE)                                                                      32,492
          7,729    JAMES HARDIE INDUSTRIES NV (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                       52,455
         15,329    JOHN FAIRFAX HOLDINGS LIMITED (COMMUNICATIONS)                                                            44,006

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
AUSTRALIA (CONTINUED)
          1,892    LEIGHTON HOLDINGS LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)       $        24,042
          5,499    LEND LEASE CORPORATION LIMITED (REAL ESTATE)                                                              54,484
          4,210    LION NATHAN LIMITED (FOOD & KINDRED PRODUCTS)                                                             24,443
         20,293    MACQUAIRE OFFICE TRUST (REAL ESTATE)                                                                      19,976
         10,714    MACQUARIE AIRPORTS (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                          25,848
          3,416    MACQUARIE BANK LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                              158,176
          5,823    MACQUARIE COMMUNICATIONS INFRASTRUCTURE GROUP (HOLDING & OTHER INVESTMENT OFFICES)                        24,387
         16,782    MACQUARIE GOODMAN GROUP (PROPERTIES)                                                                      59,831
         33,761    MACQUARIE INFRASTRUCTURE GROUP (HOLDING & OTHER INVESTMENT OFFICES)                                       92,086
         10,648    MAYNE GROUP LIMITED (HEALTH SERVICES)                                                                     26,223
         10,648    MAYNE PHARMA LIMITED (HEALTH SERVICES)+                                                                   22,564
         13,705    MIRVAC GROUP (REAL ESTATE)                                                                                41,699
          6,348    MULTIPLEX GROUP (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                           13,952
         23,418    NATIONAL AUSTRALIA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                632,039
          4,674    NEWCREST MINING LIMITED (METAL MINING)                                                                    78,232
         10,734    ONESTEEL LIMITED (PRIMARY METAL INDUSTRIES)                                                               31,660
          4,167    ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                    69,171
         12,066    ORIGIN ENERGY LIMITED (OIL & GAS EXTRACTION)                                                              63,231
          9,792    PACIFIC BRANDS LIMITED (GENERAL MERCHANDISE STORES)                                                       16,754
          6,868    PAPERLINX LIMITED (PAPER & ALLIED PRODUCTS)                                                               18,536
          9,446    PATRICK CORPORATION LIMITED (BUSINESS SERVICES)                                                           54,505
            724    PERPETUAL TRUSTEES AUSTRALIA LIMITED (BUSINESS SERVICES)                                                  35,245
          2,504    PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                              31,012
         15,679    QANTAS AIRWAYS (TRANSPORTATION BY AIR)                                                                    39,735
         11,607    QBE INSURANCE GROUP LIMITED (INSURANCE CARRIERS)                                                         181,811
         13,836    RINKER GROUP LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                            196,618
          4,242    RIO TINTO LIMITED (METAL MINING)                                                                         239,456
          8,651    SANTOS LIMITED (OIL & GAS EXTRACTION)                                                                     70,479
          1,353    SFE CORPORATION LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                     15,798
          4,053    SONIC HEALTHCARE LIMITED (HEALTH SERVICES)                                                                45,554
         20,526    STOCKLAND (REAL ESTATE)                                                                                   98,748
            645    STOCKLAND (REAL ESTATE)+(B)                                                                                3,057
          8,080    SUNCORP-METWAY LIMITED (DEPOSITORY INSTITUTIONS)                                                         112,450
          7,683    TABCORP HOLDINGS LIMITED (AMUSEMENT & RECREATION SERVICES)                                                85,089
         33,770    TELSTRA CORPORATION LIMITED (COMMUNICATIONS)                                                              90,418
          4,165    TOLL HOLDINGS LIMITED (TRANSPORTATION SERVICES)                                                           39,061
         10,814    TRANSURBAN GROUP (SOCIAL SERVICES)                                                                        52,179
          1,213    UNITAB LIMITED (COMMERCE)                                                                                 13,199
          5,571    WESFARMERS LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                              139,111
         21,620    WESTFIELD GROUP (PROPERTIES)                                                                             264,670
            730    WESTFIELD GROUP (PROPERTIES)+(B)                                                                           8,884
         26,600    WESTPAC BANKING CORPORATION (DEPOSITORY INSTITUTIONS)                                                    453,603
          6,948    WOODSIDE PETROLEUM LIMITED (OIL & GAS EXTRACTION)                                                        226,221
         16,857    WOOLWORTHS LIMITED (FOOD STORES)                                                                         227,239

                                                                                                                          8,364,151
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
AUSTRIA - 0.44%
            144    BOEHLER-UDDEHOLM AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)     $        29,666
          2,455    ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG (DEPOSITORY INSTITUTIONS)                                 144,769
            199    FLUGHAFEN WIEN AG (CONSTRUCTION SPECIAL TRADE CONTRACTORS)                                                15,586
          3,915    IMMOFINANZ IMMOBILIEN ANLAGEN AG (REAL ESTATE)+                                                           40,612
             80    MAYR-MELNHOF KARTON AG (PAPER & ALLIED PRODUCTS)                                                          14,300
          1,630    MEINL EUROPEAN LAND LIMITED (REAL ESTATE)+                                                                30,618
          2,389    OMV AG (OIL & GAS EXTRACTION)                                                                            159,811
            410    RAIFFEISEN INTERNATIONAL BANK HOLDINGS (DEPOSITORY INSTITUTIONS)+                                         34,979
            323    RHI AG (MISCELLANEOUS MANUFACTURING INDUSTRIES)+                                                          10,498
          5,149    TELEKOM AUSTRIA AG (COMMUNICATIONS)                                                                      121,365
             97    VERBUND - OESTERREICHISCHE ELEKTRIZITAETSWIRTSCHAFTS AG (ELECTRIC, GAS & SANITARY SERVICES)               43,141
            273    VOESTALPINE AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)+                  38,199
            339    WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG (INSURANCE CARRIERS)                                        20,952
            758    WIENERBERGER AG (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                       38,121

                                                                                                                            742,617
                                                                                                                    ---------------

BELGIUM - 1.16%
          1,585    AGFA-GEVAERT NV (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  30,195
            224    BARCO NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                19,124
            272    BEKAERT SA (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)              28,018
          2,273    BELGACOM SA (COMMUNICATIONS)                                                                              72,693
             96    COFINIMMO SA (REITS)                                                                                      15,997
            260    COLRUYT SA (FOOD STORES)                                                                                  38,944
            330    COMPAGNIE MARITIME BELGE SA (WATER TRANSPORTATION)                                                         9,882
             52    D'IETEREN SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                             15,559
          1,130    DELHAIZE GROUP (FOOD STORES)                                                                              81,068
          7,885    DEXIA SA (DEPOSITORY INSTITUTIONS)+                                                                      203,914
            396    EURONAV SA (WATER TRANSPORTATION)+                                                                        10,730
         17,163    FORTIS (DEPOSITORY INSTITUTIONS)                                                                         613,157
            976    GROUPE BRUXELLES LAMBERT SA (BUSINESS SERVICES)                                                          108,579
          2,648    INBEV NA (FOOD & KINDRED PRODUCTS)                                                                       124,188
          2,724    KBC BANK VERZEKERINGS HOLDINGS (DEPOSITORY INSTITUTIONS)                                                 292,477
            481    MOBISTAR SA (COMMUNICATIONS)                                                                              34,916
            314    OMEGA PHARMA SA (CHEMICALS & ALLIED PRODUCTS)                                                             19,235
            851    SOLVAY SA (CHEMICALS & ALLIED PRODUCTS)                                                                   98,282
          1,796    SUEZ LYONNAISE DES EAUX STRIP SA (ELECTRIC, GAS & SANITARY SERVICES)+                                         22
             75    SUEZ SA (ENERGY)+                                                                                          2,965
          1,401    UCB SA (CHEMICALS & ALLIED PRODUCTS)                                                                      68,931
            409    UMICORE (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                                        56,653

                                                                                                                          1,945,529
                                                                                                                    ---------------

CAYMAN ISLANDS - 0.02%
         23,000    HUTCHISON TELECOMMUNICATIONS (TELECOMMUNICATIONS)+                                                        39,276
                                                                                                                    ---------------

DENMARK - 0.63%
             16    A.P. MOLLER - MAERSK A/S (LOCAL & SUB-TRANSIT & INTERURBAN HIGHWAY PASS TRANSPORTATION)                  137,452
            213    BANG & OLUFSEN A/S (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                24,663
            506    CARLSBERG A/S (FOOD & KINDRED PRODUCTS)                                                                   33,033

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DENMARK (CONTINUED)
            413    COLOPLAST A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                         $        31,087
            688    DANISCO A/S (FOOD & KINDRED PRODUCTS)                                                                     55,752
          6,128    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                227,394
            295    DSV A/S (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                                                      39,283
            209    EAST ASIATIC COMPANY LIMITED A/S (FOOD & KINDRED PRODUCTS)                                                 8,587
            523    FLS INDUSTRIES A/S (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)+                   20,978
          3,702    GN STORE NORD A/S (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                51,101
          1,114    H. LUNDBECK A/S (CHEMICALS & ALLIED PRODUCTS)                                                             24,423
            332    NKT HOLDING A/S (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                  21,027
          3,276    NOVO NORDISK A/S CLASS B (CHEMICALS & ALLIED PRODUCTS)                                                   203,759
            656    NOVOZYMES A/S (HEALTH SERVICES)                                                                           44,477
            333    TOPDANMARK A/S (INSURANCE CARRIERS)+                                                                      41,748
            257    TRYGVESTA AS (WHOLESALE TRADE DURABLE GOODS)+                                                             15,046
          2,148    VESTAS WIND SYSTEMS A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
                   & OPTICAL)+                                                                                               53,545
            420    WILLIAM DEMANT HOLDING A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                   MEDICAL & OPTICAL)+                                                                                       27,828

                                                                                                                          1,061,183
                                                                                                                    ---------------

FINLAND - 1.46%
          1,353    AMER GROUP (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                               27,612
            611    CARGOTEC CORPORATION (TRANSPORTATION SERVICES)                                                            25,027
          2,307    ELISA CORPORATION (COMMUNICATIONS)                                                                        45,794
          5,987    FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                           151,057
          1,032    KCI KONECRANES OYJ (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                    17,759
            938    KESKO OYJ (FOOD STORES)                                                                                   29,271
          1,222    KONE OYJ (BUSINESS SERVICES)                                                                              50,306
          1,657    METSO OYJ (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                        63,956
          1,497    NESTE OIL OYJ LIMITED (OIL & GAS EXTRACTION)+                                                             51,459
         60,948    NOKIA OYJ (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)            1,261,533
          1,720    NOKIAN RENKAAT OYJ (TRANSPORTATION EQUIPMENT)                                                             30,328
            900    OKO BANK (DEPOSITORY INSTITUTIONS)                                                                        14,593
          1,353    ORION OYJ (CHEMICALS & ALLIED PRODUCTS)                                                                   32,612
          1,438    OUTOKUMPU OYJ (METAL MINING)                                                                              29,050
          1,000    RAUTARUUKKI OYJ (PRIMARY METAL INDUSTRIES)                                                                36,937
          5,361    SAMPO OYJ (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                           112,849
          8,160    STORA ENSO OYJ (PAPER & ALLIED PRODUCTS)                                                                 125,587
          1,321    TIETOENATOR OYJ (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                  51,612
          7,366    UPM-KYMMENE OYJ (PAPER & ALLIED PRODUCTS)                                                                174,067
          1,130    UPONOR OYJ (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                     29,552
            889    WARTSILA OYJ (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                     32,948
          2,000    YIT OYJ (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                  54,243

                                                                                                                          2,448,152
                                                                                                                    ---------------

FRANCE - 9.28%
          2,717    ACCOR SA (METAL MINING)                                                                                  156,630
          2,036    AIR FRANCE-KLM (TRANSPORTATION BY AIR)                                                                    47,940
          1,580    AIR LIQUIDE (CHEMICALS & ALLIED PRODUCTS)                                                                328,951
         17,795    ALCATEL SA (COMMUNICATIONS)                                                                              275,385

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FRANCE (CONTINUED)
          1,626    ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                            $       136,357
          7,366    ARCELOR SA (PRIMARY METAL INDUSTRIES)                                                                    290,380
          1,003    ATOS ORIGIN (BUSINESS SERVICES)+                                                                          74,327
            975    AUTOROUTES DU SUD DE LA FRANCE NPV (SOCIAL SERVICES)                                                      60,260
         21,592    AXA SA (INSURANCE CARRIERS)                                                                              757,779
         11,067    BNP PARIBAS SA (DEPOSITORY INSTITUTIONS)                                                               1,028,001
          1,107    BNP PARIBAS SA+(B)                                                                                        99,313
          2,549    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                   135,454
          1,063    BUSINESS OBJECTS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                             38,801
          1,900    CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                  103,522
          8,064    CARREFOUR SA (FOOD STORES)+                                                                              429,009
            575    CASINO GUICHARD-PERRACHON SA (FOOD STORES)                                                                40,206
          1,432    CIE GENERALE D'OPTIQUE ESSILOR INTERNATIONAL SA (MEASURING, ANALYZING & CONTROLLING
                   INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                            127,724
            584    CNP ASSURANCES (INSURANCE AGENTS, BROKERS & SERVICE)                                                      58,883
          4,562    COMPAGNIE DE SAINT-GOBAIN (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                       318,717
          2,089    COMPAGNIE GENERALE DES ESTABLISSEMENTS MICHELIN (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)               131,262
          8,625    CREDIT AGRICOLE SA (DEPOSITORY INSTITUTIONS)                                                             335,622
            781    DASSAULT SYSTEMES SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                             44,663
          1,235    EURONEXT NV (BUSINESS SERVICES)                                                                          101,847
         24,755    FRANCE TELECOM SA (COMMUNICATIONS)                                                                       556,791
          2,352    GAZ DE FRANCE (MEMBERSHIP ORGANIZATIONS)+                                                                 85,053
            159    GECINA SA (REAL ESTATE)                                                                                   21,099
          3,397    GROUPE DANONE (FOOD & KINDRED PRODUCTS)                                                                  416,196
            335    HERMES INTERNATIONAL (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)            84,686
            542    IMERYS SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                        45,649
            387    KLEPIERRE (REAL ESTATE)                                                                                   48,259
          4,229    L'OREAL SA (APPAREL & ACCESSORY STORES)                                                                  372,583
          2,599    LAFARGE SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                      294,489
          1,790    LAGARDERE SCA (COMMUNICATIONS)                                                                           139,806
          3,550    LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                  348,039
            530    NEOPOST SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                       57,613
          2,091    PAGESJAUNES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                                                58,738
          1,062    PERNOD-RICARD (FOOD & KINDRED PRODUCTS)                                                                  203,473
          2,212    PEUGEOT SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                              139,393
            915    PPR SA (APPAREL & ACCESSORY STORES)                                                                      110,497
          2,169    PUBLICIS GROUPE (COMMUNICATIONS)                                                                          84,638
          2,664    RENAULT SA (TRANSPORTATION EQUIPMENT)                                                                    283,291
          2,526    SAFRAN SA (NATIONAL SECURITY & INTERNATIONAL AFFAIRS)                                                     64,039
         15,158    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                        1,441,992
          3,283    SCHNEIDER ELECTRIC SA (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                354,487
         11,766    SCOR SA (INSURANCE CARRIERS)+                                                                             29,943
            382    SOCIETE AUTOROUTES DU NORD ET DE L'EST DE LA FRANCE (MISCELLANEOUS MANUFACTURING
                   INDUSTRIES)+(A)                                                                                           26,850
            527    SOCIETE BIC SA (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                           35,381
            565    SOCIETE DES AUTOROUTES PARIS-RHIN-RHONE (TRANSPORTATION SERVICES)+                                        41,835
          5,175    SOCIETE GENERALE (DEPOSITORY INSTITUTIONS)                                                               778,276
          1,605    SOCIETE TELEVISION FRANCAISE 1 (COMMUNICATIONS)                                                           48,626
          1,362    SODEXHO ALLIANCE SA (FOOD & KINDRED PRODUCTS)                                                             64,701

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FRANCE (CONTINUED)
         14,500    SUEZ SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                         $       571,439
          1,243    TECHNIP SA (OIL & GAS EXTRACTION)                                                                         84,129
          1,283    THALES SA (TRANSPORTATION BY AIR)                                                                         57,046
          3,710    THOMSON (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                                  73,240
          8,018    TOTAL SA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                     2,115,319
            638    UNIBAIL (REAL ESTATE)                                                                                    115,202
          1,162    VALEO SA (TRANSPORTATION EQUIPMENT)                                                                       48,596
          4,945    VEOLIA ENVIRONNEMENT (ELECTRIC, GAS & SANITARY SERVICES)                                                 274,642
          2,412    VINCI SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                237,786
         16,750    VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                    575,262
            611    ZODIAC SA (TRANSPORTATION BY AIR)                                                                         39,651

                                                                                                                         15,549,768
                                                                                                                    ---------------

GERMANY - 6.82%
            694    ADIDAS-SALOMON AG (APPAREL & ACCESSORY STORES)                                                           137,247
          5,558    ALLIANZ AG (INSURANCE CARRIERS)+                                                                         928,017
            898    ALTANA AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)               55,653
          7,909    BASF AG (CHEMICALS & ALLIED PRODUCTS)                                                                    620,122
          9,373    BAYER AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)               375,520
            275    BEIERSDORF AG (APPAREL & ACCESSORY STORES)                                                                39,658
            584    CELESIO AG (WHOLESALE TRADE DURABLE GOODS)                                                                55,266
          8,544    COMMERZBANK AG (DEPOSITORY INSTITUTIONS)+                                                                340,443
          1,893    CONTINENTAL AG (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                208,414
         13,401    DAIMLERCHRYSLER AG (TRANSPORTATION EQUIPMENT)                                                            769,780
          7,196    DEUTSCHE BANK AG (DEPOSITORY INSTITUTIONS)                                                               821,909
          1,479    DEUTSCHE BOERSE AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                         213,288
          3,799    DEUTSCHE LUFTHANSA AG (TRANSPORTATION BY AIR)                                                             67,999
         10,419    DEUTSCHE POST AG (TRANSPORTATION SERVICES)+                                                              261,227
            670    DEUTSCHE POSTBANK AG (DEPOSITORY INSTITUTIONS)                                                            48,619
         40,023    DEUTSCHE TELEKOM AG (COMMUNICATIONS)                                                                     675,150
            629    DOUGLAS HOLDING AG (APPAREL & ACCESSORY STORES)                                                           29,621
          9,091    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                            1,000,453
            928    EPCOS AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+               12,303
            489    FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                               58,430
            417    FRESENIUS MEDICAL CARE AG PREFERRED (HEALTH SERVICES)                                                     47,351
            863    HEIDELBERGER DRUCKMASCHINEN AG (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                 38,068
            778    HENKEL KGAA (APPAREL & ACCESSORY STORES)                                                                  90,954
            992    HOCHTIEF AG (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)+                             56,117
          1,949    HYPO REAL ESTATE HOLDING AG (DEPOSITORY INSTITUTIONS)                                                    133,613
          8,453    INFINEON TECHNOLOGIES AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)+                                                                                      87,175
          1,165    IVG IMMOBILIEN AG (REAL ESTATE)+                                                                          35,027
          1,041    KARSTADTQUELLE AG (GENERAL MERCHANDISE STORES)                                                            24,487
          1,276    LINDE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                             110,794
          1,937    MAN AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                          134,434
            777    MERCK KGAA (CHEMICALS & ALLIED PRODUCTS)                                                                  73,851
          2,229    METRO AG (FOOD STORES)                                                                                   114,289
            955    MLP AG (HOLDING & OTHER INVESTMENT OFFICES)                                                               23,343

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GERMANY (CONTINUED)
          2,801    MUENCHENER RUECKVERSICHERUNG GESELLSCHAFT AG (INSURANCE CARRIERS)                                $       397,146
            103    PORSCHE AG (TRANSPORTATION EQUIPMENT)                                                                     98,609
            755    PREMIERE AG (ENTERTAINMENT)+                                                                              13,404
            444    PROSIEBENSAT.1 MEDIA AG (COMMUNICATIONS)+                                                                 11,568
            165    PUMA AG RUDOLF DASSLER SPORT (APPAREL & ACCESSORY STORES)                                                 62,478
          6,158    RWE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                               535,965
            634    RWE AG NON-VOTING PREFERRED (ELECTRIC, GAS & SANITARY SERVICES)                                           49,518
          3,187    SAP AG (BUSINESS SERVICES)                                                                               691,370
          2,478    SCHERING AG (CHEMICALS & ALLIED PRODUCTS)                                                                257,626
         11,592    SIEMENS AG (WHOLESALE TRADE NON-DURABLE GOODS)                                                         1,082,246
            815    SUEDZUCKER AG (FOOD & KINDRED PRODUCTS)                                                                   21,087
          5,002    THYSSENKRUPP AG (PRIMARY METAL INDUSTRIES)                                                               144,451
          3,371    TUI AG (TRANSPORTATION BY AIR)                                                                            66,180
          2,537    VOLKSWAGEN AG (TRANSPORTATION EQUIPMENT)                                                                 191,571
          1,577    VOLKSWAGEN AG PREFERRED (TRANSPORTATION EQUIPMENT)                                                        86,554
            263    WINCOR NIXDORF AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                33,147

                                                                                                                         11,431,542
                                                                                                                    ---------------

GREECE - 0.64%
          3,878    ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                  143,243
          1,740    COCA-COLA HELLENIC BOTTLING COMPANY SA (FOOD & KINDRED PRODUCTS)                                          54,065
          1,950    COSMOTE MOBILE COMMUNICATIONS SA (COMMUNICATIONS)                                                         45,136
          2,750    EFG EUROBANK ERGASIAS SA (DEPOSITORY INSTITUTIONS)                                                       105,910
          1,176    EMPORIKI BANK OF GREECE SA (DEPOSITORY INSTITUTIONS)                                                      39,334
            300    FOLLIE SA (APPAREL & ACCESSORY STORES)                                                                     8,587
            920    GERMANOS SA (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                              19,533
            350    HELLENIC DUTY FREE SHOPS SA (GENERAL MERCHANDISE STORES)                                                   6,812
          2,030    HELLENIC PETROLEUM SA (OIL & GAS EXTRACTION)                                                              28,980
          1,700    HELLENIC TECHNODOMIKI TEV SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)              14,668
          4,370    HELLENIC TELECOMMUNICATIONS ORGANIZATION SA (COMMUNICATIONS)                                              97,443
            796    HYATT REGENCY SA (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                                     10,823
          1,610    INTRACOM SA (COMMUNICATIONS)                                                                              11,590
          3,760    NATIONAL BANK OF GREECE SA (DEPOSITORY INSTITUTIONS)                                                     176,795
          3,230    OPAP SA (AMUSEMENT & RECREATION SERVICES)                                                                123,457
          2,400    PIRAEUS BANK SA (DEPOSITORY INSTITUTIONS)                                                                 72,711
          1,690    PUBLIC POWER CORPORATION SA (ELECTRIC, GAS & SANITARY SERVICES)                                           39,732
          1,510    TECHNICAL OLYMPIC SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                       9,150
            900    TITAN CEMENT COMPANY SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                          42,973
          2,080    VIOHALCO SA (BUSINESS SERVICES)                                                                           20,972

                                                                                                                          1,071,914
                                                                                                                    ---------------

HONG KONG - 1.54%
          3,500    ASM PACIFIC TECHNOLOGY (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                20,885
         22,800    BANK OF EAST ASIA LIMITED (DEPOSITORY INSTITUTIONS)                                                       82,424
         51,000    BOC HONG KONG HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                                 102,537
         16,000    CATHAY PACIFIC AIRWAYS LIMITED (TRANSPORTATION BY AIR)                                                    28,044
         22,000    CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                               233,209

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HONG KONG (CONTINUED)
          7,000    CHEUNG KONG INFRASTRUCTURE HOLDINGS LIMITED (HEAVY CONSTRUCTION OTHER THAN BUILDING
                   CONSTRUCTION CONTRACTS)                                                                          $        22,238
         26,000    CLP HOLDINGS LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                                 151,795
         13,000    ESPRIT HOLDINGS LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                              101,197
         28,000    GIORDANO INTERNATIONAL LIMITED (APPAREL & ACCESSORY STORES)                                               15,517
         29,000    HANG LUNG PROPERTIES LIMITED (REAL ESTATE)                                                                55,128
         11,100    HANG SENG BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                         142,985
          9,000    HENDERSON LAND DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                                  49,877
         50,000    HONG KONG & CHINA GAS COMPANY LIMITED (OIL & GAS EXTRACTION)                                             120,825
         14,000    HONG KONG EXCHANGES & CLEARING LIMITED (BUSINESS SERVICES)                                                84,442
         18,500    HONGKONG ELECTRIC HOLDINGS (ELECTRIC, GAS & SANITARY SERVICES)                                            87,026
         10,000    HOPEWELL HOLDINGS (REAL ESTATE)                                                                           28,998
         30,000    HUTCHISON WHAMPOA (DIVERSIFIED OPERATIONS)+                                                              275,095
         12,000    HYSAN DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                                           34,179
         22,500    JOHNSON ELECTRIC HOLDINGS LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                21,024
          9,092    KERRY PROPERTIES LIMITED (REAL ESTATE)                                                                    33,278
          8,000    KINGBOARD CHEMICALS HOLDINGS (CHEMICALS & ALLIED PRODUCTS)                                                24,178
         28,000    LI & FUNG LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                                     63,151
         29,000    LINK REIT (REITS)+                                                                                        62,790
         22,223    MTR CORPORATION (RAILROAD TRANSPORTATION)                                                                 50,122
         38,682    NEW WORLD DEVELOPMENT LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)            67,801
          2,200    ORIENT OVERSEAS INTERNATIONAL LIMITED (WATER TRANSPORTATION)                                               7,443
         57,000    PCCW LIMITED (COMMUNICATIONS)                                                                             37,098
         18,000    SCMP GROUP LIMITED (COMMUNICATIONS)                                                                        6,438
         20,000    SHANGRI-LA ASIA LIMITED (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                              32,349
         20,276    SINO LAND COMPANY (REAL ESTATE)                                                                           29,137
          5,500    SMARTONE TELECOMMUNICATIONS HOLDING LIMITED (COMMUNICATIONS)                                               6,025
         32,000    SOLOMON SYSTECH LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                15,466
         19,000    SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                            192,959
         13,000    SWIRE PACIFIC LIMITED (BUSINESS SERVICES)                                                                127,250
         14,000    TECHTRONIC INDUSTRIES COMPANY (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                   DEALERS)                                                                                                  25,170
          5,000    TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                           28,354
         12,000    TEXWINCA HOLDINGS LIMITED (TEXTILE MILL PRODUCTS)                                                          9,202
         15,000    WHARF HOLDINGS LIMITED (BUSINESS SERVICES)                                                                55,096
          3,000    WING HANG BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                          25,190
          9,000    YUE YUEN INDUSTRIAL HOLDINGS (APPAREL & ACCESSORY STORES)                                                 26,504

                                                                                                                          2,582,426
                                                                                                                    ---------------

IRELAND - 0.86%
         12,716    ALLIED IRISH BANKS PLC (DEPOSITORY INSTITUTIONS)                                                         303,576
         14,117    BANK OF IRELAND (DEPOSITORY INSTITUTIONS)                                                                262,604
          4,473    C&C GROUP PLC (EATING & DRINKING PLACES)                                                                  30,356
          7,802    CRH PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                         272,301
          1,283    DCC PLC (BUSINESS SERVICES)                                                                               29,852
          5,377    DEPFA BANK PLC (DEPOSITORY INSTITUTIONS)                                                                  95,787
          7,360    EIRCOM GROUP PLC (COMMUNICATIONS)                                                                         18,998
          5,856    ELAN CORPORATION PLC (CHEMICALS & ALLIED PRODUCTS)+                                                       84,450
          5,901    FYFFES PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                            15,876

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
IRELAND (CONTINUED)
          2,819    GRAFTON GROUP PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)            $        36,998
          2,891    GREENCORE GROUP PLC (FOOD & KINDRED PRODUCTS)                                                             13,488
          1,332    IAWS GROUP PLC (AGRICULTURAL PRODUCTION CROPS)                                                            23,099
          8,902    INDEPENDENT NEWS AND MEDIA PLC (COMMUNICATIONS)                                                           28,804
          3,864    IRISH LIFE & PERMANENT PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                           92,716
          2,132    KERRY GROUP PLC (FOOD & KINDRED PRODUCTS)                                                                 51,209
          1,707    KINGSPAN GROUP PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                    26,065
            869    PADDY POWER PLC (AMUSEMENT & RECREATION SERVICES)                                                         13,901
            623    RYANAIR HOLDINGS PLC ADR (TRANSPORTATION BY AIR)+                                                         34,078

                                                                                                                          1,434,158
                                                                                                                    ---------------

ITALY - 3.65%
          6,293    ALLEANZA ASSICURAZIONI SPA (INSURANCE CARRIERS)                                                           74,813
          2,213    ARNOLDO MONDADORI EDITORE SPA (COMMUNICATIONS)                                                            21,709
         14,082    ASSICURAZIONI GENERALI SPA (INSURANCE CARRIERS)                                                          530,392
          1,722    AUTOGRILL SPA (EATING & DRINKING PLACES)                                                                  25,543
          4,088    AUTOSTRADE SPA (SOCIAL SERVICES)                                                                         101,113
          4,699    BANCA FIDEURAM SPA (HOLDING & OTHER INVESTMENT OFFICES)                                                   27,006
         14,756    BANCA INTESA RNC SPA (DEPOSITORY INSTITUTIONS)                                                            83,510
         54,037    BANCA INTESA SPA (DEPOSITORY INSTITUTIONS)                                                               322,842
         16,347    BANCA MONTE DEI PASCHI DI SIENA SPA (DEPOSITORY INSTITUTIONS)                                             92,018
         15,480    BANCA NAZIONALE DEL LAVORO SPA (DEPOSITORY INSTITUTIONS)+                                                 54,778
          6,239    BANCA POPOLARE DI MILANO SCARL (DEPOSITORY INSTITUTIONS)                                                  73,642
          5,170    BANCHE POPOLARI UNITE SCPA (DEPOSITORY INSTITUTIONS)                                                     125,369
          5,171    BANCO POPOLARE DI VERONA E NOVARA SCRL (DEPOSITORY INSTITUTIONS)                                         136,861
          1,032    BENETTON GROUP SPA (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)+             15,408
          2,527    BULGARI SPA (APPAREL & ACCESSORY STORES)                                                                  30,409
         23,333    CAPITALIA SPA (DEPOSITORY INSTITUTIONS)                                                                  193,975
         63,448    ENEL SPA (ELECTRIC, GAS & SANITARY SERVICES)                                                             536,691
         37,641    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                      1,071,052
          6,470    FIAT SPA (TRANSPORTATION EQUIPMENT)+                                                                      81,543
          4,600    FINMECCANICA SPA (TRANSPORTATION BY AIR)                                                                 104,464
          3,275    GRUPPO EDITORIALE L'ESPRESSO SPA (COMMUNICATIONS)                                                         17,175
            931    ITALCEMENTI SPA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                  22,305
            360    LOTTOMATICA SPA (AMUSEMENT & RECREATION SERVICES)+                                                        15,269
          1,991    LUXOTTICA GROUP SPA (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  54,819
         10,648    MEDIASET SPA (COMMUNICATIONS)                                                                            125,425
          6,669    MEDIOBANCA SPA (DEPOSITORY INSTITUTIONS)                                                                 143,049
          4,147    MEDIOLANUM SPA (INSURANCE CARRIERS)                                                                       32,892
         43,372    PIRELLI & C SPA (TRANSPORTATION EQUIPMENT)                                                                41,365
         16,239    SANPAOLO IMI SPA (DEPOSITORY INSTITUTIONS)                                                               290,671
         66,054    SEAT PAGINE GIALLE SPA (COMMUNICATIONS)+                                                                  31,579
         14,619    SNAM RETE GAS SPA (OIL & GAS EXTRACTION)                                                                  64,620
         23,337    TELECOM ITALIA MEDIA SPA (COMMUNICATIONS)+                                                                12,599
         86,745    TELECOM ITALIA RNC SPA (COMMUNICATIONS)                                                                  231,007
        157,255    TELECOM ITALIA SPA (COMMUNICATIONS)                                                                      458,798
         17,214    TERNA SPA (ELECTRIC, GAS & SANITARY SERVICES)                                                             45,268

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ITALY (CONTINUED)
          3,533    TISCALI SPA (COMMUNICATIONS)+                                                                    $        11,528
        113,999    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                        824,068

                                                                                                                          6,125,575
                                                                                                                    ---------------

JAPAN - 24.69%
          5,000    77 BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                 38,530
          1,100    ACOM COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                 64,579
            600    ADERANS COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                      17,638
          1,100    ADVANTEST CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               131,121
          9,500    AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                              230,438
          1,500    AEON CREDIT SERVICE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                  45,370
            900    AIFUL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                    59,567
          2,800    AISIN SEIKI COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                   108,955
          9,000    AJINOMOTO COMPANY INCORPORATED (FOOD & KINDRED PRODUCTS)                                                  96,117
            400    ALFRESA HOLDINGS CORPORATION (WHOLESALE TRADE NON-DURABLE GOODS)                                          24,299
          8,000    ALL NIPPON AIRWAYS COMPANY LIMITED (TRANSPORTATION BY AIR)                                                29,159
          2,000    ALPS ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       32,234
          4,000    AMADA COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                            43,636
          1,000    AMANO CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                17,417
          1,000    ANRITSU CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                 6,287
          1,000    AOYAMA TRADING COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                               33,050
            400    ARIAKE JAPAN COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                    11,929
          5,500    ASAHI BREWERIES LIMITED (FOOD & KINDRED PRODUCTS)                                                         78,037
         15,000    ASAHI GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)          224,172
         17,000    ASAHI KASEI CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                    121,181
            600    ASATSU-DK INCORPORATED (COMMUNICATIONS)                                                                   20,952
            500    AUTOBACS SEVEN COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                           24,936
          9,000    BANK OF FUKUOKA LIMITED (DEPOSITORY INSTITUTIONS)                                                         75,930
          4,000    BANK OF KYOTO LIMITED (DEPOSITORY INSTITUTIONS)                                                           48,258
         18,000    BANK OF YOKOHAMA LIMITED (DEPOSITORY INSTITUTIONS)                                                       147,426
          1,000    BENESSE CORPORATION (EDUCATIONAL SERVICES)                                                                35,684
         10,000    BRIDGESTONE CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                 208,581
         11,100    CANON INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               734,656
          1,000    CANON SALES COMPANY INCORPORATED (WHOLESALE TRADE DURABLE GOODS)                                          21,538
          3,300    CASIO COMPUTER COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                   58,738
          3,000    CENTRAL GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                   DEALERS)                                                                                                  17,383
             23    CENTRAL JAPAN RAILWAY COMPANY (RAILROAD TRANSPORTATION)                                                  226,678
         11,000    CHIBA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                              97,850
          2,000    CHIYODA CORPORATION (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)+                    46,559
          8,500    CHUBU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                            213,042
          3,900    CHUGAI PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                       70,743
            800    CIRCLE K SUNKUS COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                              19,371
          4,400    CITIZEN WATCH COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                41,533
            800    COCA-COLA WEST JAPAN COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                            18,997
          2,000    COMSYS HOLDINGS CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)              28,564
          2,200    CREDIT SAISON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                     121,682

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
          1,100    CSK HOLDINGS CORPORATION (BUSINESS SERVICES)                                                     $        54,673
          9,000    DAI NIPPON PRINTING COMPANY LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                           162,872
          4,000    DAICEL CHEMICAL INDUSTRIES LIMITED (CHEMICALS & ALLIED PRODUCTS)                                          33,679
          4,000    DAIDO STEEL COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       40,612
          9,300    DAIICHI SANKYO COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                             212,154
          3,500    DAIKIN INDUSTRIES LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)            122,515
          3,000    DAIMARU INCORPORATED (APPAREL & ACCESSORY STORES)                                                         44,197
         10,000    DAINIPPON INK & CHEMICALS INCORPORATED (CHEMICALS & ALLIED PRODUCTS)                                      37,213
          3,000    DAINIPPON SCREEN MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                    31,784
          1,000    DAITO TRUST CONSTRUCTION COMPANY LIMITED (REAL ESTATE)                                                    52,166
          7,000    DAIWA HOUSE INDUSTRY COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                   BUILDERS)                                                                                                121,325
         18,000    DAIWA SECURITIES GROUP INCORPORATED (HOLDING & OTHER INVESTMENT OFFICES)                                 241,478
          7,000    DENKI KAGAKU KOGYO KABUSHIKI KAISHA (CHEMICALS & ALLIED PRODUCTS)                                         31,283
          7,800    DENSO CORPORATION (TRANSPORTATION EQUIPMENT)                                                             308,156
             26    DENTSU INCORPORATED (BUSINESS SERVICES)                                                                   94,325
          4,000    DOWA MINING COMPANY LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                    47,748
             15    E*TRADE SECURITIES COMPANY LIMITED (FINANCE & FINANCIAL SERVICES)+                                        34,537
             14    EACCESS LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                 10,824
             49    EAST JAPAN RAILWAY COMPANY (RAILROADS)                                                                   363,025
          5,000    EBARA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                31,436
          3,700    EISAI COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                      161,266
          2,280    ELECTRIC POWER DEVELOPMENT COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                            72,255
            600    EPILDA MEMORY INCORPORATED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                      21,512
          1,000    FAMILYMART COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                                   31,351
          2,600    FANUC LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)          250,280
            700    FAST RETAILING COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                               68,454
          9,000    FUJI ELECTRIC HOLDINGS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE
                   HOME DEALERS)                                                                                             49,091
          7,300    FUJI PHOTO FILM COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                   MEDICAL & OPTICAL)                                                                                       243,747
            400    FUJI SOFT ABC INCORPORATED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                       11,895
              7    FUJI TELEVISION NETWORK INCORPORATED (COMMUNICATIONS)                                                     17,485
          5,000    FUJIKURA LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  56,627
         25,000    FUJITSU LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 210,918
          9,000    FURUKAWA ELECTRIC COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                   MEDICAL & OPTICAL)+                                                                                       74,630
            700    GLORY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                    15,166
             18    GOODWILL GROUP INCORPORATED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                    16,822
          6,000    GUNMA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                              45,370
          2,000    GUNZE LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)                   13,509
            400    HAKUHODO DY HOLDINGS INCORPORATED (CONSUMER SERVICES)                                                     33,475
          2,000    HANKYU DEPARTMENT STORES (APPAREL & ACCESSORY STORES)                                                     18,505
            400    HIKARI TSUSHIN INCORPORATED (MISCELLANEOUS RETAIL)+                                                       27,833
          4,000    HINO MOTORS LIMITED (TRANSPORTATION EQUIPMENT)                                                            25,149
            400    HIROSE ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       56,245
          3,000    HITACHI CABLE LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  17,026

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
          1,000    HITACHI CAPITAL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                 $        20,008
          1,700    HITACHI CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                            48,819
          1,500    HITACHI CONSTRUCTION MACHINERY COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                   EQUIPMENT)                                                                                                39,507
         46,000    HITACHI LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 325,556
            600    HITACHI SOFTWARE ENGINEERING COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                   EQUIPMENT)                                                                                                11,113
          2,900    HOKKAIDO ELECTRIC POWER COMPANY INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                    62,213
         15,000    HOKUHOKU FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                           65,888
         11,500    HONDA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                   712,277
          1,400    HOUSE FOODS CORPORATION (FOOD & KINDRED PRODUCTS)                                                         22,980
          6,400    HOYA CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                 258,284
          1,900    IBIDEN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                96,049
             14    INDEX CORPORATION (COMMUNICATIONS)                                                                        29,499
              6    INPEX CORPORATION (PETROLEUM REFINING & RELATED INDUSTRIES)(A)                                            50,824
          2,800    ISETAN COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                       61,020
          5,000    ISHIHARA SANGYO KAISHA LIMITED (CHEMICALS & ALLIED PRODUCTS)                                               9,346
         17,000    ISHIKAWAJIMA-HARIMA HEAVY INDUSTRIES COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)+            53,874
          1,000    ITO EN LIMITED (EATING & DRINKING PLACES)                                                                 35,004
         22,000    ITOCHU CORPORATION (WHOLESALE TRADE NON-DURABLE GOODS)                                                   188,972
            500    ITOCHU TECHNO-SCIENCE CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                19,711
            500    JAFCO COMPANY LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                                37,723
         11,000    JAPAN AIR LINES CORPORATION (TRANSPORTATION BY AIR)                                                       28,785
              7    JAPAN PRIME REALTY INVESTMENT CORPORATION (REITS)                                                         21,351
              5    JAPAN REAL ESTATE INVESTMENT CORPORATION (REITS)                                                          43,330
              4    JAPAN RETAIL FUND INVESTMENT CORPORATION (REITS)                                                          31,266
             65    JAPAN TOBACCO INCORPORATED (TOBACCO PRODUCTS)                                                            228,632
          8,200    JFE HOLDINGS INCORPORATED (PRIMARY METAL INDUSTRIES)                                                     330,926
          3,000    JGC CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                          59,006
         10,000    JOYO BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                               70,518
          2,400    JSR CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                             71,368
         13,000    KAJIMA CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       81,181
          1,000    KAKEN PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                         8,377
          4,000    KAMIGUMI COMPANY LIMITED (TRANSPORTATION SERVICES)                                                        31,878
          4,000    KANEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                          47,952
         11,400    KANSAI ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                           253,279
          4,000    KANSAI PAINT COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                36,669
          7,000    KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                            184,367
          2,400    KATOKICHI COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                       16,415
         20,000    KAWASAKI HEAVY INDUSTRIES LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                70,178
          8,000    KAWASAKI KISEN KAISHA LIMITED (WATER TRANSPORTATION)                                                      47,239
             34    KDDI CORPORATION (COMMUNICATIONS)                                                                        181,699
          7,000    KEIHIN ELECTRIC EXPRESS RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                 57,392
          9,000    KEIO ELECTRIC RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                           59,414
          4,000    KEISEI ELECTRIC RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                         27,596
            450    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               116,992
          2,000    KIKKOMAN CORPORATION (FOOD & KINDRED PRODUCTS)                                                            22,498
          2,000    KINDEN CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       18,131

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
         23,000    KINTETSU CORPORATION (RAILROAD TRANSPORTATION)                                                   $        89,694
         12,000    KIRIN BREWERY COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                  163,330
         40,000    KOBE STEEL LIMITED (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)              151,912
          1,300    KOKUYO COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                   19,616
         13,000    KOMATSU LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 247,961
          1,000    KOMORI CORPORATION (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                             23,322
          1,600    KONAMI CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               40,306
          6,500    KONICA MINOLTA HOLDINGS INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                          82,948
            440    KOSE CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                 16,598
          2,000    KOYO SEIKO COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                     39,932
         16,000    KUBOTA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                              172,642
          5,000    KURARAY COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                           58,794
          2,200    KURAYA SANSEIDO INCORPORATED (WHOLESALE TRADE NON-DURABLE GOODS)                                          35,589
          1,900    KURITA WATER INDUSTRIES LIMITED (ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS)              40,680
          2,400    KYOCERA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               212,472
          4,000    KYOWA HAKKO KOGYO COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                           29,227
          5,400    KYUSHU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                           121,810
          1,000    LAWSON INCORPORATED (GENERAL MERCHANDISE STORES)                                                          37,638
          1,500    LEOPALACE 21 CORPORATION (REAL ESTATE)                                                                    56,330
            500    MABUCHI MOTOR COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       25,743
          1,300    MAKITA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                40,093
         18,000    MARUBENI CORPORATION (BUSINESS SERVICES)                                                                  94,206
          4,700    MARUI COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                        92,842
          1,700    MATSUI SECURITIES COMPANY LIMITED (INSURANCE AGENTS, BROKERS & SERVICE)+                                  23,572
            700    MATSUMOTOKIYOSHI COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                             20,042
         30,000    MATSUSHITA ELECTRIC INDUSTRIAL COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)          666,525
          5,000    MATSUSHITA ELECTRIC WORKS LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                   DEALERS)                                                                                                  60,025
          4,000    MEIJI DAIRIES CORPORATION (FOOD & KINDRED PRODUCTS)                                                       23,381
          5,000    MEIJI SEIKA KAISHA LIMITED (FOOD & KINDRED PRODUCTS)                                                      25,489
            600    MEITEC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               19,728
             21    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                        415,718
          6,000    MINEBEA COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                41,444
         16,000    MITSUBISHI CHEMICAL HOLDINGS CORPORATION (CHEMICALS & ALLIED PRODUCTS)+                                   98,692
         19,200    MITSUBISHI CORPORATION (BUSINESS SERVICES)                                                               437,179
         28,000    MITSUBISHI ELECTRIC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                 237,655
         16,000    MITSUBISHI ESTATE COMPANY LIMITED (REAL ESTATE)                                                          379,269
          6,000    MITSUBISHI GAS CHEMICAL COMPANY INCORPORATED (CHEMICALS & ALLIED PRODUCTS)                                73,203
         43,000    MITSUBISHI HEAVY INDUSTRIES LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                             204,588
          2,000    MITSUBISHI LOGISTICS CORPORATION (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                             31,980
         15,000    MITSUBISHI MATERIALS CORPORATION (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)               80,161
          7,000    MITSUBISHI RAYON COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                  57,332
          4,000    MITSUBISHI SECURITIES COMPANY LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
                   SERVICES)+                                                                                                64,231
            123    MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                  1,881,053
         22,000    MITSUI & COMPANY LIMITED (WHOLESALE TRADE DURABLE GOODS)                                                 318,131
         10,000    MITSUI CHEMICALS LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                    73,577

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
         10,000    MITSUI ENGINEERING & SHIPBUILDING COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                     $        32,455
         11,000    MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                             252,804
          9,000    MITSUI MINING & SMELTING COMPANY LIMITED (METAL MINING)                                                   63,008
         16,000    MITSUI O.S.K. LINES LIMITED (WATER TRANSPORTATION)                                                       108,207
         17,000    MITSUI SUMITOMO INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                           231,240
          8,000    MITSUI TRUST HOLDINGS INCORPORATED (DEPOSITORY INSTITUTIONS)                                             116,975
          6,000    MITSUKOSHI LIMITED (APPAREL & ACCESSORY STORES)                                                           38,488
          1,200    MITSUMI ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       15,691
            139    MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                          1,137,273
          2,900    MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                               196,372
          3,200    NAMCO BANDAI HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                                      43,827
         28,000    NEC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               196,737
            600    NEC ELECTRONICS CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       24,418
              9    NET ONE SYSTEMS COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                  18,505
          4,000    NGK INSULATORS LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                58,760
          3,000    NGK SPARK PLUG COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                 69,966
          2,000    NHK SPRING COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                     25,319
            400    NICHII GAKKAN COMPANY (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                           9,278
          5,000    NICHIREI CORPORATION (FOOD & KINDRED PRODUCTS)                                                            24,257
          1,600    NIDEC CORPORATION (WHOLESALE TRADE DURABLE GOODS)                                                        131,317
         12,000    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                    198,811
          4,000    NIKON CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  71,708
          1,400    NINTENDO COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                      209,346
              5    NIPPON BUILDING FUND INCORPORATED (REITS)                                                                 46,304
          3,000    NIPPON ELECTRIC GLASS COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                            74,681
         11,000    NIPPON EXPRESS COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                               62,430
          2,000    NIPPON KAYAKU COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                               17,706
          8,000    NIPPON LIGHT METAL COMPANY LIMITED (METAL MINING)                                                         22,090
          3,000    NIPPON MEAT PACKERS INCORPORATED (FOOD & KINDRED PRODUCTS)                                                31,427
         11,500    NIPPON MINING HOLDINGS INCORPORATED (OIL & GAS EXTRACTION)                                                97,022
         18,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                            141,155
             15    NIPPON PAPER GROUP INCORPORATED (PAPER & ALLIED PRODUCTS)                                                 64,868
          4,000    NIPPON SANSO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                    29,567
          6,000    NIPPON SHEET GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                   DEALERS)                                                                                                  33,441
          2,000    NIPPON SHOKUBAI COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                             23,772
         89,000    NIPPON STEEL CORPORATION (PRIMARY METAL INDUSTRIES)                                                      344,809
             77    NIPPON TELEGRAPH & TELEPHONE CORPORATION (COMMUNICATIONS)                                                330,374
         16,000    NIPPON YUSEN KABUSHIKI KAISHA (WATER TRANSPORTATION)                                                      97,740
          8,000    NISHI-NIPPON CITY BANK LIMITED (DEPOSITORY INSTITUTIONS)+                                                 43,636
          4,000    NISHIMATSU CONSTRUCTION COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                   BUILDERS)                                                                                                 16,381
          2,000    NISSAN CHEMICAL INDUSTRIES LIMITED (CHEMICALS & ALLIED PRODUCTS)                                          33,951
         33,000    NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                            391,963
          3,000    NISSHIN SEIFUN GROUP INCORPORATED (FOOD & KINDRED PRODUCTS)                                               30,663

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
         12,000    NISSHIN STEEL COMPANY LIMITED (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                   EQUIPMENT)                                                                                       $        41,597
          3,000    NISSHINBO INDUSTRIES INCORPORATED (TEXTILE MILL PRODUCTS)                                                 33,619
          1,400    NISSIN FOOD PRODUCTS COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                            43,296
            600    NITORI COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                   31,249
          2,400    NITTO DENKO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                    203,704
          1,600    NOK CORPORATION (TRANSPORTATION EQUIPMENT)                                                                43,093
         25,400    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)               566,483
              3    NOMURA REAL ESTATE OFFICE FUND (REITS)                                                                    25,463
            300    NOMURA RESEARCH INSTITUTE LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                36,780
          6,000    NSK LIMITED (PRIMARY METAL INDUSTRIES)                                                                    52,099
          5,000    NTN CORPORATION (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                  39,635
             18    NTT DATA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                86,559
            252    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                                 372,540
              3    NTT URBAN DEVELOPMENT CORPORATION (REAL ESTATE)                                                           25,998
          8,000    OBAYASHI CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                     65,115
            100    OBIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                             21,087
         10,000    ODAKYU ELECTRIC RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                         61,937
         11,000    OJI PAPER COMPANY LIMITED (PAPER & ALLIED PRODUCTS)                                                       67,664
          9,000    OKI ELECTRIC INDUSTRY COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                                28,751
          3,000    OKUMURA CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                      16,517
          3,000    OLYMPUS CORPORATION (GENERAL MERCHANDISE STORES)                                                          88,190
          3,100    OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                89,023
          2,000    ONWARD KASHIYAMA COMPANY LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS &
                   SIMILAR MATERIALS)                                                                                        35,344
            600    ORACLE CORPORATION JAPAN (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                         30,025
            600    ORIENTAL LAND COMPANY LIMITED (AMUSEMENT & RECREATION SERVICES)                                           34,817
          1,220    ORIX CORPORATION (MISCELLANEOUS RETAIL)                                                                  379,890
         28,000    OSAKA GAS COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                            101,818
          2,600    PIONEER CORPORATION (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                      42,015
          1,200    PROMISE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                              72,591
          2,100    QP CORPORATION (FOOD & KINDRED PRODUCTS)                                                                  21,250
             69    RAKUTEN INCORPORATED (COMMUNICATIONS)                                                                     62,727
             67    RESONA HOLDINGS INCORPORATED (DEPOSITORY INSTITUTIONS)+                                                  230,544
         10,000    RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               195,412
            700    RINNAI CORPORATION (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                    20,994
          1,500    ROHM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               158,666
            400    RYOHIN KEIKAKU COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                     33,543
          2,000    SANDEN CORPORATION (TRANSPORTATION EQUIPMENT)                                                              8,802
          2,000    SANKEN ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       34,240
            800    SANKYO COMPANY LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                                55,055
          1,100    SANTEN PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                       26,449
          3,000    SANWA SHUTTER CORPORATION (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)             19,652
         26,000    SANYO ELECTRIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                   71,351
          5,000    SAPPORO HOLDINGS LIMITED (EATING & DRINKING PLACES)                                                       26,168
             78    SBI HOLDINGS INCORPORATED (HOLDING & OTHER INVESTMENT OFFICES)+                                           44,136
          3,000    SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               153,441

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
          2,200    SEGA SAMMY HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                               $        89,346
          1,700    SEIKO EPSON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                46,941
          2,000    SEINO TRANSPORTATION COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                         20,867
          7,000    SEKISUI CHEMICAL COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                   BUILDERS)                                                                                                 59,295
          7,000    SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                   104,435
         11,820    SEVEN & I HOLDINGS COMPANY LIMITED (FOOD STORES)                                                         467,980
             90    SFCG COMPANY LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                        20,363
         14,000    SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               248,003
            900    SHIMACHU COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                           28,292
            300    SHIMAMURA COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                    34,894
          1,300    SHIMANO INCORPORATED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                     39,099
          9,000    SHIMIZU CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                      65,531
          5,700    SHIN-ETSU CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                         309,456
          8,000    SHINKO SECURITIES COMPANY LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)+          44,384
         13,000    SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                            91,011
          5,000    SHIONOGI & COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                  82,031
          5,000    SHISEIDO COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                     93,033
          8,000    SHIZUOKA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                           80,748
         16,000    SHOWA DENKO KK (CHEMICALS & ALLIED PRODUCTS)                                                              71,096
          2,900    SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                              32,918
            800    SMC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 124,656
         10,900    SOFTBANK CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)                                                319,499
          3,700    SOJITZ HOLDINGS CORPORATION (WHOLESALE TRADE NON-DURABLE GOODS)+                                          21,879
         12,000    SOMPO JAPAN INSURANCE INCORPORATED (INSURANCE CARRIERS)                                                  174,036
         14,600    SONY CORPORATION (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                        676,041
          2,000    STANLEY ELECTRIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                 42,651
            500    SUMCO CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                26,848
          3,000    SUMITOMO BAKELITE COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                           27,171
         21,000    SUMITOMO CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                          170,926
         15,000    SUMITOMO CORPORATION (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                       213,594
         10,300    SUMITOMO ELECTRIC INDUSTRIES LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                         163,207
          7,000    SUMITOMO HEAVY INDUSTRIES LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                67,264
         59,000    SUMITOMO METAL INDUSTRIES LIMITED (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                   EQUIPMENT)                                                                                               253,144
          8,000    SUMITOMO METAL MINING COMPANY LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT
                   FUELS)                                                                                                   111,606
             86    SUMITOMO MITSUI FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                   949,873
          7,000    SUMITOMO OSAKA CEMENT COMPANY LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                            25,514
          5,000    SUMITOMO REALTY & DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                              138,488
          2,000    SUMITOMO RUBBER INDUSTRIES LIMITED (TRANSPORTATION EQUIPMENT)                                             26,134
         18,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                       208,292
          3,000    SURUGA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                             40,552
          1,000    SUZUKEN COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
                   & OPTICAL)                                                                                                31,351
          1,300    SYKLARK COMPANY LIMITED (EATING & DRINKING PLACES)                                                        23,250
          3,300    T&D HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                           257,944
         13,000    TAIHEIYO CEMENT CORPORATION (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                      62,846
         12,000    TAISEI CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       57,502

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
          2,000    TAISHO PHARMACEUTICAL COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                 $        40,272
          2,000    TAIYO YUDEN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       31,776
          3,000    TAKARA HOLDINGS INCORPORATED (EATING & DRINKING PLACES)                                                   18,352
          4,000    TAKASHIMAYA COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                  60,969
         12,800    TAKEDA PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                      729,720
          1,550    TAKEFUJI CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)                                                 97,583
          1,000    TAKUMA COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                    8,122
          3,000    TANABE SEIYAKU COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                              33,263
          1,800    TDK CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 135,650
         11,000    TEIJIN LIMITED (TEXTILE MILL PRODUCTS)                                                                    73,178
          3,000    TEIKOKU OIL COMPANY LIMITED (OIL & GAS EXTRACTION)(A)                                                     36,219
          2,300    TERUMO CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  75,624
          1,600    THK COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                              51,385
            600    TIS INCORPORATED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                               16,211
         13,000    TOBU RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                                    68,369
          3,000    TODA CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                         13,458
          2,200    TOHO COMPANY LIMITED TOKYO (MOTION PICTURES)                                                              42,430
          6,200    TOHOKU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                           134,061
          3,000    TOKUYAMA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                        50,875
            600    TOKYO BROADCASTING SYSTEM INCORPORATED (COMMUNICATIONS)                                                   16,109
         16,700    TOKYO ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                            416,436
          2,400    TOKYO ELECTRON LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               165,573
         31,000    TOKYO GAS COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                            135,641
          1,700    TOKYO STEEL MANUFACTURING COMPANY LIMITED (FURNITURE & FIXTURES)                                          34,520
          1,000    TOKYO STYLE COMPANY LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                   MATERIALS)                                                                                                11,903
          4,000    TOKYO TATEMONO COMPANY LIMITED (INSURANCE AGENTS, BROKERS & SERVICE)                                      43,636
         13,000    TOKYU CORPORATION (TRANSPORTATION SERVICES)                                                               87,587
          6,000    TOKYU LAND CORPORATION (REAL ESTATE)                                                                      53,628
          5,000    TONENGENERAL SEKIYU KK (OIL & GAS EXTRACTION)                                                             50,892
          8,000    TOPPAN PRINTING COMPANY LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                               110,926
         20,000    TORAY INDUSTRIES INCORPORATED (TEXTILE MILL PRODUCTS)                                                    163,806
         42,000    TOSHIBA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                             244,078
          7,000    TOSOH CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                           34,970
          3,700    TOSTEM INAX HOLDING CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                  79,533
          4,000    TOTO LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                             37,145
          2,800    TOYO SEIKAN KAISHA LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                       50,790
          1,000    TOYO SUISAN KAISHA LIMITED (FOOD & KINDRED PRODUCTS)                                                      15,268
          9,000    TOYOBO COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                            27,833
          1,100    TOYODA GOSEI COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                   24,112
          3,000    TOYOTA INDUSTRIES CORPORATION (TRANSPORTATION EQUIPMENT)                                                 122,600
         41,900    TOYOTA MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                    2,289,014
          2,000    TOYOTA TSUSHO CORPORATION (BUSINESS SERVICES)                                                             54,206
          1,500    TREND MICRO INCORPORATED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                         52,634
         15,000    UBE INDUSTRIES LIMITED JAPAN (CHEMICALS & ALLIED PRODUCTS)                                                44,223
            700    UNI-CHARM CORPORATION (APPAREL & ACCESSORY STORES)                                                        34,376

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
          1,000    UNIDEN CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                       $        16,041
          2,000    UNY COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                                31,997
          1,500    USHIO INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  35,748
            380    USS COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                      25,893
          2,000    WACOAL CORPORATION (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)              27,188
             25    WEST JAPAN RAILWAY COMPANY (RAILROAD TRANSPORTATION)                                                     105,565
            216    YAHOO! JAPAN CORPORATION (BUSINESS SERVICES)+                                                            131,765
          1,700    YAKULT HONSHA COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                   40,803
          1,100    YAMADA DENKI COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                            126,822
          2,800    YAMAHA CORPORATION (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                       49,482
          2,400    YAMAHA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                   59,337
          7,900    YAMANOUCHI PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                  300,025
          5,000    YAMATO TRANSPORT COMPANY LIMITED (TRANSPORTATION SERVICES)                                               102,379
          2,000    YAMAZAKI BAKING COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                 15,650
          3,000    YASKAWA ELECTRIC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       33,874
          2,700    YOKOGAWA ELECTRIC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       48,059
          3,000    ZEON CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                            38,692

                                                                                                                         41,389,534
                                                                                                                    ---------------

LUXEMBOURG - 0.03%
          3,124    STOLT OFFSHORE SA (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)+                      49,099
                                                                                                                    ---------------

NETHERLANDS - 4.56%
         26,045    ABN AMRO HOLDINGS NV (DEPOSITORY INSTITUTIONS)                                                           780,871
         20,651    AEGON NV (INSURANCE CARRIERS)                                                                            382,151
          3,846    AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                              204,096
          6,810    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                       139,059
          1,613    BUHRMANN NV (WHOLESALE TRADE DURABLE GOODS)+                                                              28,539
            593    CORIO NV (REITS)                                                                                          38,267
          2,186    DSM NV (CHEMICALS & ALLIED PRODUCTS)                                                                      99,819
          3,553    EUROPEAN AERONAUTIC DEFENCE & SPACE COMPANY (TRANSPORTATION BY AIR)                                      149,710
          2,063    GETRONICS NV (BUSINESS SERVICES)                                                                          24,976
          8,044    HAGEMEYER NV (WHOLESALE TRADE NON-DURABLE GOODS)+                                                         40,650
          3,402    HEINEKEN NV (EATING & DRINKING PLACES)                                                                   129,124
            529    IHC CALAND NV (OIL & GAS EXTRACTION)+                                                                     53,049
         27,490    ING GROEP NV (FINANCIAL SERVICES)                                                                      1,086,035
         28,191    KONINKLIJKE (ROYAL) KPN NV (COMMUNICATIONS)                                                              317,720
         19,271    KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                   651,334
         21,925    KONINKLIJKE AHOLD NV (FOOD STORES)+                                                                      172,439
          1,489    OCE NV (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                           27,013
          2,059    QIAGEN NV (HEALTH SERVICES)+                                                                              30,442
            753    RANDSTAD HOLDINGS NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                           44,632
          9,885    REED ELSEVIER NV (COMMUNICATIONS)                                                                        141,714
            727    RODAMCO EUROPE NV (REITS)                                                                                 72,992
         58,297    ROYAL DUTCH SHELL PLC CLASS A (PETROLEUM REFINING & RELATED INDUSTRIES)                                1,824,121

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
NETHERLANDS (CONTINUED)
          2,332    ROYAL NUMICO NV (FOOD & KINDRED PRODUCTS)+                                                       $       103,179
          6,028    TNT NV (TRANSPORTATION SERVICES)                                                                         208,706
          8,297    UNILEVER NV (FOOD & KINDRED PRODUCTS)                                                                    576,139
          2,818    VEDIOR NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                      55,221
          3,327    VNU NV (COMMUNICATIONS)                                                                                  108,174
            349    WERELDHAVE NV (REITS)                                                                                     39,249
          4,362    WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                             108,788

                                                                                                                          7,638,209
                                                                                                                    ---------------

NEW ZEALAND - 0.17%
         18,500    AUCKLAND INTERNATIONAL AIRPORT LIMITED (CONSTRUCTION SPECIAL TRADE CONTRACTORS)                           23,233
          4,376    CONTACT ENERGY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                                20,904
          4,714    FISHER & PAYKEL APPLIANCES HOLDINGS LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)              12,304
          8,696    FISHER & PAYKEL HEALTHCARE CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                          22,162
          7,167    FLETCHER BUILDING LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)             39,267
          7,892    SKY CITY ENTERTAINMENT GROUP LIMITED (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                 26,041
          3,579    SKY NETWORK TELEVISION LIMITED (COMMUNICATIONS)                                                           14,079
         31,598    TELECOM CORPORATION OF NEW ZEALAND LIMITED (COMMUNICATIONS)                                              107,763
            705    TENON LIMITED (LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE)+                                                  1,471
          4,703    TOWER LIMITED (BUSINESS SERVICES)+                                                                         7,556
          3,233    VECTOR LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)           5,593
          2,606    WAREHOUSE GROUP LIMITED (GENERAL MERCHANDISE STORES)                                                       6,208
            372    WASTE MANAGEMENT NZ LIMITED (ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS)                   1,944

                                                                                                                            288,525
                                                                                                                    ---------------

NORWAY - 0.76%
         10,214    DEN NORSKE BANK ASA (DEPOSITORY INSTITUTIONS)                                                            137,540
            654    FRONTLINE LIMITED (WATER TRANSPORTATION)                                                                  21,805
          2,006    NORSK HYDRO ASA (OIL & GAS EXTRACTION)                                                                   277,931
          1,800    NORSKE SKOGINDUSTRIER ASA (PAPER & ALLIED PRODUCTS)                                                       30,487
          2,642    ORKLA ASA (FOOD & KINDRED PRODUCTS)                                                                      131,020
            831    PETROLEUM GEO-SERVICES ASA (OIL & GAS EXTRACTION)+                                                        38,737
            500    PROSAFE ASA (OIL & GAS EXTRACTION)                                                                        26,131
            919    SCHIBSTED ASA (COMMUNICATIONS)                                                                            25,311
             33    SHIP FINANCE INTERNATIONAL LIMITED (WATER TRANSPORTATION)                                                    556
          9,812    STATOIL ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                    282,969
            400    STOLT-NIELSEN ASA (WATER TRANSPORTATION)                                                                  12,390
          3,964    STOREBRAND ASA (INSURANCE CARRIERS)                                                                       44,306
          2,116    TANDBERG ASA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)            19,130
            800    TANDBERG TELEVISION ASA (COMMUNICATIONS)+                                                                 16,785
         11,693    TELENOR ASA (COMMUNICATIONS)                                                                             125,787
          3,383    TOMRA SYSTEMS ASA (ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS)                            27,101
          3,400    YARA INTERNATIONAL ASA (AGRICULTURAL SERVICES)                                                            54,085

                                                                                                                          1,272,071
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PORTUGAL - 0.30%
          4,914    BANCO BPI SA (DEPOSITORY INSTITUTIONS)                                                           $        35,016
         27,491    BANCO COMERCIAL PORTUGUES SA (DEPOSITORY INSTITUTIONS)                                                    87,619
          1,543    BANCO ESPIRITO SANTO SA (DEPOSITORY INSTITUTIONS)                                                         28,142
          5,340    BRISA-AUTO ESTRADAS DE PORTUGAL SA (SOCIAL SERVICES)                                                      52,547
          3,821    CIMPOR CIMENTOS DE PORTUGAL SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                   25,514
         24,710    ELECTRICIDADE DE PORTUGAL SA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       97,022
            716    JERONIMO MARTINS (WHOLESALE TRADE NON-DURABLE GOODS)                                                      12,382
         10,266    PORTUGAL TELECOM SGPS SA (COMMUNICATIONS)                                                                124,533
          1,398    PT MULTIMEDIA SERVICOS DE TELECOMUNICACOES E MULTIMEDIA SGPS SA (COMMUNICATIONS)                          17,111
         17,058    SONAE SGPS SA (GENERAL MERCHANDISE STORES)+                                                               27,907

                                                                                                                            507,793
                                                                                                                    ---------------

SINGAPORE - 0.82%
          9,000    ALLGREEN PROPERTIES LIMITED (REAL ESTATE)                                                                  8,689
         11,000    ASCENDAS REIT (REITS)                                                                                     14,772
         15,000    CAPITALAND LIMITED (REAL ESTATE)                                                                          44,930
         14,300    CAPITAMALL TRUST (REITS)                                                                                  20,974
         19,000    CHARTERED SEMICONDUCTOR MANUFACTURING LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+                                                                   18,461
          8,000    CITY DEVELOPMENTS LIMITED (REAL ESTATE)                                                                   53,470
         29,000    COMFORTDELGRO CORPORATION LIMITED (TRANSPORTATION SERVICES)                                               30,151
          1,000    CREATIVE TECHNOLOGY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                       7,303
          4,000    DATACRAFT ASIA LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)+                                                                                                4,520
         17,000    DBS GROUP HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                                     171,489
          3,000    FRASER & NEAVE LIMITED (FOOD & KINDRED PRODUCTS)                                                          36,761
          2,000    HAW PAR CORPORATION LIMITED (BUSINESS SERVICES)                                                            7,365
          2,006    JARDINE CYCLE & CARRIAGE LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                      13,780
          8,000    KEPPEL CORPORATION LIMITED (BUSINESS SERVICES)                                                            68,323
          7,000    KEPPEL LAND LIMITED (REAL ESTATE)                                                                         21,401
          9,000    NEPTUNE ORIENT LINES LIMITED (WATER TRANSPORTATION)                                                       12,142
         36,200    OVERSEA-CHINESE BANKING CORPORATION (DEPOSITORY INSTITUTIONS)                                            150,101
          1,000    OVERSEAS UNION ENTERPRISE LIMITED (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                     7,365
         11,000    PARKWAY HOLDINGS LIMITED (HEALTH SERVICES)                                                                16,747
         15,980    SEMBCORP INDUSTRIES LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)              34,613
          5,035    SEMBCORP LOGISTICS LIMITED (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                                    5,516
          9,000    SEMBCORP MARINE LIMITED (TRANSPORTATION EQUIPMENT)                                                        15,874
          8,000    SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                                      69,313
          9,000    SINGAPORE EXCHANGE LIMITED (BUSINESS SERVICES)                                                            22,279
          2,000    SINGAPORE LAND LIMITED (REAL ESTATE)                                                                       8,602
         25,000    SINGAPORE POST LIMITED (TRANSPORTATION SERVICES)                                                          18,566
         19,000    SINGAPORE PRESS HOLDINGS LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                               52,913
         21,000    SINGAPORE TECHNOLOGIES ENGINEERING LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                   OPERATIVE BUILDERS)                                                                                       40,288
         95,000    SINGAPORE TELECOMMUNICATIONS LIMITED (COMMUNICATIONS)                                                    155,800
         11,000    SMRT CORPORATION LIMITED (TRANSPORTATION SERVICES)                                                         7,624
         18,000    STATS CHIPPAC LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)+                                                                                               14,370
         12,000    SUNTEC REIT (REITS)                                                                                        9,803
         16,000    UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                   154,470

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SINGAPORE (CONTINUED)
          9,000    UNITED OVERSEAS LAND LIMITED (REAL ESTATE)                                                       $        16,097
          4,000    VENTURE CORPORATION LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       31,686
          8,000    WING TAI HOLDINGS LIMITED (REAL ESTATE)                                                                    9,407

                                                                                                                          1,375,965
                                                                                                                    ---------------

SPAIN - 3.66%
          3,196    ABERTIS INFRAESTRUCTURAS SA (SOCIAL SERVICES)                                                             82,845
            363    ACCIONA SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                                56,550
          2,952    ACERINOX SA (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                      48,331
          3,773    ACTIVIDADES DE CONSTRUCCION Y SERVICIOS SA (HEAVY CONSTRUCTION OTHER THAN BUILDING
                   CONSTRUCTION CONTRACTS)                                                                                  146,589
             10    AGUAS DE BARCELONA (WATER SUPPLY)                                                                            262
          4,007    ALTADIS SA (TOBACCO PRODUCTS)                                                                            179,669
          1,019    ANTENA 3 DE TELEVISION SA (COMMUNICATIONS)                                                                26,291
         49,496    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                           1,032,891
         12,068    BANCO POPULAR ESPANOL SA (DEPOSITORY INSTITUTIONS)                                                       177,836
         86,795    BANCO SANTANDER CENTRAL HISPANO SA (DEPOSITORY INSTITUTIONS)                                           1,267,456
          3,224    CINTRA CONCESIONES DE INFRAESTRUCTURAS DE TRANSPORTE SA (TRANSPORTATION SERVICES)                         41,844
          1,699    CORP MAPFRE SA (INSURANCE CARRIERS)                                                                       34,611
          1,410    EBRO PULEVA SA (AGRICULTURAL PRODUCTION CROPS)                                                            25,699
         13,638    ENDESA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                            440,287
            762    FOMENTO DE CONSTRUCCIONES Y CONTRATAS SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                   CONTRACTS)                                                                                                56,422
          2,075    GAMESA CORPORATION TECNOLOGICA SA (ELECTRIC, GAS & SANITARY SERVICES)                                     39,907
          2,692    GAS NATURAL SDG SA (ELECTRIC, GAS & SANITARY SERVICES)                                                    77,937
            871    GRUPO FERROVIAL SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                        70,404
         12,000    IBERDROLA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                         387,406
          8,826    IBERIA LINEAS AEREAS DE ESPANA SA (TRANSPORTATION BY AIR)                                                 24,387
          2,090    INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                42,500
          2,996    INDUSTRIA DE DISENO TEXTIL SA (APPAREL & ACCESSORY STORES)                                               115,638
            513    INMOBILIARIA COLONIAL SA (REAL ESTATE)                                                                    36,058
            618    METROVACESA SA (REAL ESTATE)                                                                              52,500
          1,473    NH HOTELES SA (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                                        25,366
          1,224    PROMOTORA DE INFORMACIONES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                  22,620
         13,058    REPSOL YPF SA (OIL & GAS EXTRACTION)                                                                     370,925
          1,811    SACYR VALLEHERMOSO SA (REAL ESTATE)                                                                       61,670
          1,092    SOCIEDAD GENERAL DE AGUAS DE BARCELONA SA (ELECTRIC, GAS & SANITARY SERVICES)                             28,659
            457    SOGECABLE SA (COMMUNICATIONS)+                                                                            18,270
          2,598    TELEFONICA PUBLICIDAD E INFORMACION SA (COMMUNICATIONS)                                                   28,965
         65,113    TELEFONICA SA (COMMUNICATIONS)                                                                         1,021,854
          1,943    UNION FENOSA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                       73,865
          2,270    ZELTIA SA (HEALTH SERVICES)+                                                                              17,991

                                                                                                                          6,134,505
                                                                                                                    ---------------

SWEDEN - 2.41%
          1,292    ALFA LAVAL AB (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)           34,753
          4,687    ASSA ABLOY AB CLASS B (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)            86,958
          4,614    ATLAS COPCO AB A SHARES (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                         129,738
          3,306    ATLAS COPCO AB B SHARES (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                          86,380

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SWEDEN (CONTINUED)
            558    AXFOOD AB (FOOD & KINDRED PRODUCTS)                                                              $        13,863
            763    BILLERUD AKTIEBOLAG (PAPER & ALLIED PRODUCTS)                                                             12,246
          1,399    CAPIO AB (HEALTH SERVICES)+                                                                               26,135
            674    CASTELLUM AB (REAL ESTATE)                                                                                28,514
            725    D CARNEGIE & COMPANY AB (HOLDING & OTHER INVESTMENT OFFICES)                                              15,266
          3,907    ELECTROLUX AB (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                           112,116
          1,078    ELEKTA AB CLASS B (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  17,786
          2,481    ENIRO AB (COMMUNICATIONS)                                                                                 28,669
          1,335    FABEGE AB (REAL ESTATE)                                                                                   28,111
          2,975    GAMBRO AB CLASS A (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  35,524
          1,442    GAMBRO AB CLASS B (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  17,311
          2,633    GETINGE AB (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)              42,596
          6,830    HENNES & MAURITZ AB CLASS B (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                   MATERIALS)                                                                                               249,049
            517    HOGANAS AB (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                       12,546
            931    HOLMEN AB (PAPER & ALLIED PRODUCTS)                                                                       39,327
            581    KUNGSLEDEN (PROPERTIES)+                                                                                  22,081
          2,686    LUNDIN PETROLEUM AB (OIL & GAS EXTRACTION)+                                                               31,038
            761    MODERN TIMES GROUP AB CLASS B (COMMUNICATIONS)+                                                           35,761
         31,359    NORDEA AB (DEPOSITORY INSTITUTIONS)                                                                      387,533
          1,424    OMX AB (BUSINESS SERVICES)+                                                                               27,242
            550    ORIFLAME COSMETICS SA (APPAREL & ACCESSORY STORES)                                                        18,325
          2,851    SANDVIK AB (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                           168,567
          1,403    SAS AB (TRANSPORTATION BY AIR)+                                                                           19,635
          1,398    SCANIA AB (TRANSPORTATION EQUIPMENT)                                                                      60,669
          4,707    SECURITAS AB (BUSINESS SERVICES)                                                                          90,653
          7,012    SKANDINAVISKA ENSKILDA BANKEN AB (DEPOSITORY INSTITUTIONS)                                               173,758
          5,840    SKANSKA AB (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                                95,602
          6,340    SKF AB (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                          103,381
            718    SSAB SVENSKT STAL AB A SHARES (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                   EQUIPMENT)                                                                                                34,386
            300    SSAB SVENSKT STAL AB B SHARES (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                   EQUIPMENT)                                                                                                13,347
          2,859    SVENSKA CELLULOSA AB (PAPER & ALLIED PRODUCTS)                                                           125,541
          7,814    SVENSKA HANDELSBANKEN (DEPOSITORY INSTITUTIONS)                                                          217,209
          5,125    SWEDISH MATCH AB (TOBACCO PRODUCTS)                                                                       70,079
          5,186    TELE2 AB (COMMUNICATIONS)                                                                                 61,259
        215,937    TELEFONAKTIEBOLAGET LM ERICSSON CLASS B (COMMUNICATIONS)                                                 820,663
         27,911    TELIASONERA AB (COMMUNICATIONS)                                                                          167,355
          1,192    TRELLEBORG AB (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                    27,778
          1,495    VOLVO AB A SHARES (TRANSPORTATION EQUIPMENT)                                                              68,334
          3,279    VOLVO AB B SHARES (TRANSPORTATION EQUIPMENT)                                                             153,456
            267    WIHLBORGS FASTIGHETER AB (REAL ESTATE)+                                                                    8,125
          5,917    WM-DATA AB (BUSINESS SERVICES)                                                                            19,373

                                                                                                                          4,038,038
                                                                                                                    ---------------

SWITZERLAND - 6.69%
         28,499    ABB LIMITED (HOLDING & OTHER INVESTMENT OFFICES)+                                                        359,612
          1,802    ADECCO SA (BUSINESS SERVICES)                                                                            100,699
          1,023    CIBA SPECIALTY CHEMICALS AG (CHEMICALS & ALLIED PRODUCTS)                                                 61,169

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SWITZERLAND (CONTINUED)
          3,866    CLARIANT AG (CHEMICALS & ALLIED PRODUCTS)                                                        $        59,903
          7,051    COMPAGNIE FINANCIERE RICHEMONT AG (GENERAL MERCHANDISE STORES)                                           338,041
         17,718    CREDIT SUISSE GROUP (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                 994,187
             60    GEBERIT AG (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                            57,301
            104    GIVAUDAN (CHEMICALS & ALLIED PRODUCTS)                                                                    79,936
          2,612    HOLCIM LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                          207,974
            622    KUDELSKI SA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)             17,725
            139    KUEHNE & NAGEL INTERNATIONAL AG (TRANSPORTATION SERVICES)+                                                45,049
             54    KUONI REISEN HOLDING (AMUSEMENT & RECREATION SERVICES)                                                    28,001
          1,354    LOGITECH INTERNATIONAL SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                       54,112
            610    LONZA GROUP AG (CHEMICALS & ALLIED PRODUCTS)                                                              41,808
            502    MICRONAS SEMICONDUCTOR HOLDING AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)+                                                                                      16,000
          5,851    NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                    1,736,921
            303    NOBEL BIOCARE HOLDING AG (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                   MATERIALS)+                                                                                               67,461
         33,773    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                              1,878,221
            672    PHONAK HOLDING AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  38,248
            633    PSP SWISS PROPERTY AG (REAL ESTATE)+                                                                      31,513
             84    RIETER HOLDING AG (CHEMICALS & ALLIED PRODUCTS)                                                           33,506
         10,269    ROCHE HOLDING AG (HEALTH SERVICES)                                                                     1,528,948
            840    SCHINDLER HOLDING AG (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                  44,782
             80    SERONO SA CLASS B (CHEMICALS & ALLIED PRODUCTS)                                                           55,751
             70    SGS SOCIETE GENERALE DE SURVEILLANCE HOLDING SA (BUSINESS SERVICES)                                       64,864
            104    SIG HOLDING AG (MACHINERY)+                                                                               22,178
          9,323    STMICROELECTRONICS NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               172,410
            123    STRAUMANN HOLDING AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  28,022
             57    SULZER AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                        38,892
            461    SWATCH GROUP AG (BEARER SHARES) (APPAREL & ACCESSORY STORES)                                              77,408
            798    SWATCH GROUP AG (REGISTERED SHARES) (APPAREL & ACCESSORY STORES)                                          27,791
          4,699    SWISS REINSURANCE (INSURANCE CARRIERS)                                                                   328,369
            261    SWISSCOM AG (COMMUNICATIONS)                                                                              84,587
          1,521    SYNGENTA AG (CHEMICALS & ALLIED PRODUCTS)+                                                               213,744
            701    SYNTHES INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)+                                                                                                 76,894
         15,110    UBS AG (FINANCIAL SERVICES)                                                                            1,659,764
             96    UNAXIS HOLDING AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                27,394
             52    VALORA HOLDING AG (GENERAL MERCHANDISE STORES)                                                            10,999
          2,118    ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)+                                                       497,555

                                                                                                                         11,207,739
                                                                                                                    ---------------

UNITED KINGDOM - 21.67%
          7,885    3I GROUP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                        128,850
          9,022    AEGIS GROUP PLC (COMMUNICATIONS)                                                                          21,435
          4,678    AGGREKO PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                    25,704
          3,479    ALLIANCE UNICHEM PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                  54,158
          5,500    AMEC PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                 38,510
          9,212    AMVESCAP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                         85,947
         20,872    ANGLO AMERICAN PLC (COAL MINING)                                                                         804,317

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM (CONTINUED)
         21,729    ARM HOLDINGS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                       $        50,305
          2,160    ARRIVA PLC (TRANSPORTATION BY AIR)                                                                        23,098
          4,330    ASSOCIATED BRITISH PORTS HOLDINGS PLC (WATER TRANSPORTATION)                                              54,429
         22,924    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                          1,155,022
         34,774    AVIVA PLC (INSURANCE CARRIERS)                                                                           483,031
         15,216    BAA PLC (CONSTRUCTION SPECIAL TRADE CONTRACTORS)                                                         219,158
         45,706    BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                  334,117
          6,974    BALFOUR BEATTY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       45,074
         93,438    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                 1,093,359
          3,107    BARRATT DEVELOPMENTS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                 57,166
          7,495    BBA GROUP PLC (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                    36,559
          1,481    BELLWAY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                              31,778
          1,398    BERKELEY GROUP HOLDINGS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)              28,782
         51,650    BG GROUP PLC (OIL & GAS EXTRACTION)                                                                      645,659
         36,230    BHP BILLITON PLC (COAL MINING)                                                                           661,880
          7,231    BOC GROUP PLC (CHEMICALS & ALLIED PRODUCTS)                                                              194,353
          7,303    BOOTS GROUP PLC (HEALTH SERVICES)+                                                                        91,293
          1,540    BOVIS HOMES GROUP PLC (BUILDING)                                                                          24,000
        301,049    BP PLC (OIL & GAS EXTRACTION)                                                                          3,457,327
         10,766    BRAMBLES INDUSTRIES PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                        80,572
          3,278    BRITANNIC GROUP PLC (INSURANCE CARRIERS)                                                                  38,186
          8,987    BRITISH AIRWAYS PLC (TRANSPORTATION BY AIR)+                                                              55,157
         22,952    BRITISH AMERICAN TOBACCO PLC (TOBACCO PRODUCTS)                                                          555,885
          7,327    BRITISH LAND COMPANY PLC (REAL ESTATE)                                                                   157,979
         17,688    BRITISH SKY BROADCASTING PLC (COMMUNICATIONS)                                                            165,949
          3,325    BRIXTON PLC (REAL ESTATE)                                                                                 28,422
        122,314    BT GROUP PLC (COMMUNICATIONS)                                                                            471,771
          5,029    BUNZL PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                        59,675
          4,732    BURBERRY GROUP PLC (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)              38,106
         30,106    CADBURY SCHWEPPES PLC (FOOD & KINDRED PRODUCTS)                                                          299,193
          9,985    CAPITA GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                               79,714
          2,472    CARNIVAL PLC (WATER TRANSPORTATION)                                                                      121,545
          5,393    CATTLES PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                          34,504
         52,959    CENTRICA PLC (ELECTRIC, GAS & SANITARY SERVICES)+                                                        259,012
          1,952    CLOSE BROTHERS GROUP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                             36,169
         18,480    COBHAM PLC (TRANSPORTATION BY AIR)                                                                        60,362
         31,640    COMPASS GROUP PLC (FOOD & KINDRED PRODUCTS)                                                              125,473
          3,478    COOKSON GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)+                                               31,242
         68,222    CORUS GROUP PLC (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                 104,306
          4,923    DAILY MAIL & GENERAL TRUST (COMMUNICATIONS)                                                               59,360
          3,096    DAVIS SERVICE GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                          26,801
          3,029    DE LA RUE PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                  29,369
         42,285    DIAGEO PLC (FOOD & KINDRED PRODUCTS)                                                                     665,974
         25,726    DSG INTERNATIONAL PLC (GENERAL MERCHANDISE STORES)                                                        82,465
          7,143    ELECTROCOMPONENTS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                34,749
          3,536    EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                       54,124

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM (CONTINUED)
         11,014    EMI GROUP PLC (AMUSEMENT & RECREATION SERVICES)                                                  $        48,414
          5,396    ENTERPRISE INNS PLC (EATING & DRINKING PLACES)                                                            89,251
          5,841    FIRST CHOICE HOLIDAYS PLC (PERSONAL SERVICES)                                                             21,844
          6,649    FIRSTGROUP PLC (TRANSPORTATION SERVICES)                                                                  49,067
         10,694    FKI PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                          23,411
         27,162    FRIENDS PROVIDENT PLC (INSURANCE CARRIERS)                                                                98,394
          9,410    GALLAHER GROUP PLC (TOBACCO PRODUCTS)                                                                    137,332
          6,512    GEORGE WIMPEY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                        63,302
         10,394    GKL PLC (TRANSPORTATION EQUIPMENT)                                                                        60,045
         84,573    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                      2,211,414
          2,241    GREAT PORTLAND ESTATES PLC (REAL ESTATE)                                                                  19,078
         15,524    GROUP 4 SECURICOR PLC (SOCIAL SERVICES)                                                                   51,044
         12,689    GUS PLC (GENERAL MERCHANDISE STORES)                                                                     232,585
          3,446    HAMMERSON PLC (REAL ESTATE)                                                                               74,240
         10,005    HANSON PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                      131,066
         19,601    HAYS PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                       55,254
         56,298    HBOS PLC (DEPOSITORY INSTITUTIONS)                                                                       939,979
         22,427    HILTON GROUP PLC (AMUSEMENT & RECREATION SERVICES)                                                       151,573
          7,061    HMV GROUP PLC (APPAREL & ACCESSORY STORES)                                                                20,947
        164,126    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                            2,751,734
          6,985    ICAP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                             54,308
          4,612    IMI PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                          45,353
         16,463    IMPERIAL CHEMICAL INDUSTRIES PLC (CHEMICALS & ALLIED PRODUCTS)                                            98,966
         10,505    IMPERIAL TOBACCO GROUP PLC (TOBACCO PRODUCTS)                                                            311,553
          1,252    INCHCAPE PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                          56,708
          5,814    INTERCONTINENTAL HOTELS GROUP PLC (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                    95,098
         22,997    INTERNATIONAL POWER PLC (ELECTRIC, GAS & SANITARY SERVICES)                                              113,073
          2,518    INTERTEK GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                             35,983
         90,714    INVENSYS PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)+                                                    36,250
          2,823    ISOFT GROUP PLC (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)                          7,185
         58,214    ITV PLC (COMMUNICATIONS)                                                                                 120,611
         21,047    J SAINSBURY PLC (FOOD & KINDRED PRODUCTS)                                                                121,586
          2,738    JOHNSON MATTHEY PLC (CHEMICALS & ALLIED PRODUCTS)                                                         66,408
          5,567    KELDA GROUP PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                       76,265
          8,813    KESA ELECTRICALS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                47,773
         35,567    KINGFISHER PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                       147,998
          6,883    LAND SECURITIES GROUP PLC (REAL ESTATE)                                                                  230,561
         92,461    LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                           228,112
          3,540    LIBERTY INTERNATIONAL PLC (REAL ESTATE)                                                                   72,391
         82,310    LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                           787,248
         18,457    LOGICACMG PLC (BUSINESS SERVICES)                                                                         62,772
          4,232    LONDON STOCK EXCHANGE PLC (BUSINESS SERVICES)                                                             77,645
          4,094    MAN GROUP PLC (BUSINESS SERVICES)                                                                        175,334
         23,994    MARKS & SPENCER GROUP PLC (GENERAL MERCHANDISE STORES)                                                   231,990
          6,080    MEGGITT PLC (TRANSPORTATION BY AIR)                                                                       36,761
         11,410    MFI FURNITURE PLC (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                        21,261
          8,634    MISYS PLC (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                        33,677

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM (CONTINUED)
          6,753    MITCHELLS & BUTLERS PLC (EATING & DRINKING PLACES)                                               $        56,141
          1,852    NATIONAL EXPRESS GROUP PLC (TRANSPORTATION SERVICES)                                                      30,407
         39,353    NATIONAL GRID PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               391,431
          3,769    NEXT PLC (APPAREL & ACCESSORY STORES)                                                                    108,047
         79,390    OLD MUTUAL PLC (INSURANCE CARRIERS)                                                                      277,590
         12,146    PEARSON PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                   168,398
          3,973    PERSIMMON PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                            91,668
         17,390    PILKINGTON PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                   48,946
          6,673    PREMIER FARNELL PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                24,695
          3,063    PROVIDENT FINANCIAL PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                              37,598
         35,214    PRUDENTIAL PLC (INSURANCE CARRIERS)                                                                      408,388
          4,177    PUNCH TAVERNS PLC (EATING & DRINKING PLACES)                                                              61,142
         10,019    RANK GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                 39,253
          8,931    RECKITT BENCKISER PLC (CHEMICALS & ALLIED PRODUCTS)                                                      314,370
         17,755    REED ELSEVIER PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                             170,279
         26,899    RENTOKIL INITIAL PLC (COMMUNICATIONS)                                                                     72,906
         19,144    REUTERS GROUP PLC (COMMUNICATIONS)                                                                       131,880
          8,361    REXAM PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                        80,985
         15,415    RIO TINTO PLC (METAL MINING)                                                                             782,574
         22,467    ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)                                                               178,777
      1,208,725    ROLLS ROYCE GROUP PLC CLASS B (AEROSPACE, DEFENSE)                                                         2,142
         44,241    ROYAL & SUN ALLIANCE INSURANCE GROUP (INSURANCE CARRIERS)                                                105,881
         46,516    ROYAL BANK OF SCOTLAND GROUP PLC (DEPOSITORY INSTITUTIONS)                                             1,513,707
         40,360    ROYAL DUTCH SHELL PLC CLASS B (OIL & GAS EXTRACTION)                                                   1,312,680
         12,943    SABMILLER PLC (EATING & DRINKING PLACES)                                                                 255,455
         19,901    SAGE GROUP PLC (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                   95,171
          1,965    SCHRODERS PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                        40,593
         11,404    SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                       103,030
         12,458    SCOTTISH & SOUTHERN ENERGY PLC (ELECTRIC, GAS & SANITARY SERVICES)                                       245,017
         27,240    SCOTTISH POWER PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                   275,443
          8,023    SERCO GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                43,909
          5,212    SEVERN TRENT PLC (WATER TRANSPORTATION)                                                                  101,148
         29,371    SIGNET GROUP PLC (APPAREL & ACCESSORY STORES)                                                             55,877
          6,195    SLOUGH ESTATES PLC (REAL ESTATE)                                                                          71,791
         13,861    SMITH & NEPHEW PLC (CHEMICALS & ALLIED PRODUCTS)                                                         123,060
          8,192    SMITHS GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                139,909
          3,481    SSL INTERNATIONAL PLC (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  19,459
         14,419    STAGECOACH GROUP PLC (TRANSPORTATION SERVICES)                                                            28,809
          6,928    TATE & LYLE PLC (FOOD & KINDRED PRODUCTS)                                                                 68,730
          8,276    TAYLOR WOODROW PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       58,094
          3,677    TENLENT PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+            32,230
        115,009    TESCO PLC (FOOD & KINDRED PRODUCTS)                                                                      659,398
          9,500    TOMKINS PLC (BUSINESS SERVICES)                                                                           55,499
          1,903    TRAVIS PERKINS PLC (BUSINESS SERVICES)                                                                    55,182
          3,378    TRINITY MIRROR PLC (COMMUNICATIONS)                                                                       33,453
         39,597    UNILEVER PLC (FOOD & KINDRED PRODUCTS)                                                                   405,209
          4,637    UNITED BUSINESS MEDIA PLC (COMMUNICATIONS)                                                                58,453

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM (CONTINUED)
         12,226    UNITED UTILITIES PLC (ELECTRIC, GAS & SANITARY SERVICES)                                         $       146,460
        898,130    VODAFONE GROUP PLC (COMMUNICATIONS)                                                                    1,880,304
          3,154    WHITBREAD PLC (EATING & DRINKING PLACES)                                                                  64,999
          5,893    WILLIAM HILL PLC (AMUSEMENT & RECREATION SERVICES)                                                        61,380
          8,396    WOLSELEY PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                         206,264
         17,277    WPP GROUP PLC (BUSINESS SERVICES)+                                                                       207,269
         10,531    YELL GROUP PLC (COMMUNICATIONS)                                                                           99,625

                                                                                                                         36,325,324
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $122,417,142)                                                                                 162,923,780
                                                                                                                    ---------------
RIGHTS - 0.01%
          1,156    SONAE BONUS RIGHTS+                                                                                       10,787

TOTAL RIGHTS (COST $5,545)                                                                                                   10,787
                                                                                                                    ---------------
PREFERRED STOCKS - 0.00%
          1,644    SYNGENTA+                                                                                                  2,068
          2,412    VINCI+                                                                                                     5,174

TOTAL PREFERRED STOCKS (COST $0)                                                                                              7,242
                                                                                                                    ---------------
COLLATERAL FOR SECURITIES LENDING - 5.65%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 5.65%
      9,478,754    BANK OF NEW YORK INSTITUTIONAL CASH RESERVE                                                            9,478,754
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $9,478,754)                                                                 9,478,754
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 1.78%
      2,985,692    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            2,985,692
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $2,985,692)                                                                            2,985,692
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $134,887,133)*                         104.69%                                                                $   175,505,568

OTHER ASSETS AND LIABILITIES, NET             (4.69)                                                                     (7,865,648)
                                             ------                                                                 ---------------

TOTAL NET ASSETS                             100.00%                                                                $   167,639,920
                                             ======                                                                 ===============

+     NON-INCOME EARNING SECURITIES.

(B) SECURITY WAS ACQUIRED THROUGH A PRIVATE PLACEMENT AND MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 (EXCLUDING 144A ISSUES).

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,985,692.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 96.82%

AUSTRALIA - 4.05%
        213,500    BLUESCOPE STEEL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                 $     1,097,426
        193,800    BORAL LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                 1,237,575
        228,400    CSR LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                             729,263
         25,200    NATIONAL AUSTRALIA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                680,135
        228,000    QANTAS AIRWAYS (TRANSPORTATION BY AIR)                                                                   577,818
        127,900    SANTOS LIMITED (OIL & GAS EXTRACTION)                                                                  1,041,995
        561,900    TELSTRA CORPORATION LIMITED (COMMUNICATIONS)                                                           1,504,470

                                                                                                                          6,868,682
                                                                                                                    ---------------

AUSTRIA - 0.60%
          7,300    VOESTALPINE AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)+               1,021,423
                                                                                                                    ---------------

BELGIUM - 1.39%
          7,700    DEXIA SA (DEPOSITORY INSTITUTIONS)+                                                                      199,130
         60,300    FORTIS (DEPOSITORY INSTITUTIONS)                                                                       2,154,250

                                                                                                                          2,353,380
                                                                                                                    ---------------

DENMARK - 0.37%
         16,800    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                623,405
                                                                                                                    ---------------

FINLAND - 1.60%
          8,860    KEMIRA GROWHOW OYJ (CHEMICALS & ALLIED PRODUCTS)                                                          63,349
         41,700    KEMIRA OYJ (CHEMICALS & ALLIED PRODUCTS)                                                                 726,685
         51,800    RAUTARUUKKI OYJ (PRIMARY METAL INDUSTRIES)                                                             1,913,357

                                                                                                                          2,703,391
                                                                                                                    ---------------

FRANCE - 9.82%
          6,753    ASSURANCES GENERALES DE FRANCE (INSURANCE CARRIERS)                                                      815,093
         39,700    BNP PARIBAS SA (DEPOSITORY INSTITUTIONS)                                                               3,687,686
          7,600    CNP ASSURANCES (INSURANCE AGENTS, BROKERS & SERVICE)                                                     766,281
         35,700    COMPAGNIE DE SAINT-GOBAIN (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                     2,494,129
         10,500    RALLYE SA (GENERAL MERCHANDISE STORES)                                                                   448,157
         21,400    RENAULT SA (TRANSPORTATION EQUIPMENT)                                                                  2,275,685
         20,400    SOCIETE GENERALE (DEPOSITORY INSTITUTIONS)                                                             3,067,985
          7,800    TOTAL SA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                     2,057,806
         24,544    VALEO SA (TRANSPORTATION EQUIPMENT)                                                                    1,026,459

                                                                                                                         16,639,281
                                                                                                                    ---------------

GERMANY - 5.64%
         26,500    BASF AG (CHEMICALS & ALLIED PRODUCTS)                                                                  2,077,789
         38,900    IKB DEUTSCHE INDUSTRIEBANK AG (DEPOSITORY INSTITUTIONS)                                                1,431,208
         32,800    MAN AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                        2,276,420
         94,700    THYSSENKRUPP AG (PRIMARY METAL INDUSTRIES)                                                             2,734,798
         53,300    TUI AG (TRANSPORTATION BY AIR)                                                                         1,046,390

                                                                                                                          9,566,605
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GREECE - 0.33%
         77,700    INTRACOM SA (COMMUNICATIONS)                                                                     $       559,318
                                                                                                                    ---------------

HONG KONG - 1.22%
        284,000    CITIC PACIFIC LIMITED (MISCELLANEOUS RETAIL)                                                             852,826
        147,000    ORIENT OVERSEAS INTERNATIONAL LIMITED (WATER TRANSPORTATION)                                             497,316
        652,500    SMARTONE TELECOMMUNICATIONS HOLDING LIMITED (COMMUNICATIONS)                                             714,801

                                                                                                                          2,064,943
                                                                                                                    ---------------

IRELAND - 1.09%
         76,900    IRISH LIFE & PERMANENT PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                        1,845,197
                                                                                                                    ---------------

ITALY - 2.85%
         85,500    BENETTON GROUP SPA (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)+          1,276,521
         78,600    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                      2,236,516
        225,700    IFIL INVESTMENTS SPA (MISCELLANEOUS SERVICES)                                                          1,319,031

                                                                                                                          4,832,068
                                                                                                                    ---------------

JAPAN - 24.64%
          8,600    ACOM COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                504,894
        116,500    ASAHI BREWERIES LIMITED (FOOD & KINDRED PRODUCTS)                                                      1,652,974
          2,500    COCA-COLA WEST JAPAN COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                            59,367
        179,000    COSMO OIL COMPANY LIMITED (OIL & GAS EXTRACTION)                                                         938,343
         56,500    DAIICHI SANKYO COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                           1,288,896
         42,200    HITACHI CAPITAL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                         844,359
         31,600    HITACHI MAXELL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                          522,729
         70,100    HOKKAIDO ELECTRIC POWER COMPANY INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                 1,503,844
         24,600    HONDA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                 1,523,653
         41,400    KANSAI ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                           919,805
        243,000    MARUBENI CORPORATION (BUSINESS SERVICES)                                                               1,271,776
        237,000    MITSUBISHI CHEMICAL HOLDINGS CORPORATION (CHEMICALS & ALLIED PRODUCTS)+                                1,461,869
         58,600    NAMCO BANDAI HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                                     802,576
         33,000    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                    546,729
        163,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                          1,278,241
            540    NIPPON TELEGRAPH & TELEPHONE CORPORATION (COMMUNICATIONS)                                              2,316,907
        117,400    NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                          1,394,437
        152,000    NSK LIMITED (PRIMARY METAL INDUSTRIES)                                                                 1,319,830
          1,200    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                               1,774,002
        111,000    OJI PAPER COMPANY LIMITED (PAPER & ALLIED PRODUCTS)                                                      682,787
         14,100    PROMISE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                             852,948
         27,000    RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               527,613
         44,500    RYOSAN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,194,732
         42,800    SANTEN PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                    1,029,091
         42,800    SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                             485,818
        118,000    SUMITOMO BAKELITE COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                        1,068,717
        101,000    SUMITOMO CORPORATION (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                     1,438,199
        183,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                     2,117,638
          9,000    TAKEFUJI CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)                                                566,610

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
        135,000    TANABE SEIYAKU COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                     $     1,496,814
        265,000    TOHO GAS COMPANY LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)                                     1,069,456
         32,900    TOKYO ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                            820,404
        220,000    TOSHIBA TEC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,153,271
         19,000    TOSTEM INAX HOLDING CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                 408,411
         90,100    TOYOTA MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                    4,922,200

                                                                                                                         41,759,940
                                                                                                                    ---------------

NETHERLANDS - 5.19%
         29,600    ABN AMRO HOLDINGS NV (DEPOSITORY INSTITUTIONS)                                                           887,447
        171,156    AEGON NV (INSURANCE CARRIERS)                                                                          3,167,251
         15,100    AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                              801,315
         61,800    ING GROEP NV (FINANCIAL SERVICES)                                                                      2,441,504
         47,800    ROYAL DUTCH SHELL PLC CLASS A (PETROLEUM REFINING & RELATED INDUSTRIES)                                1,495,669

                                                                                                                          8,793,186
                                                                                                                    ---------------

NORWAY - 1.17%
         50,000    DEN NORSKE BANK ASA (DEPOSITORY INSTITUTIONS)                                                            673,294
          8,300    NORSK HYDRO ASA (OIL & GAS EXTRACTION)                                                                 1,149,963
         10,420    YARA INTERNATIONAL ASA (AGRICULTURAL SERVICES)                                                           165,754

                                                                                                                          1,989,011
                                                                                                                    ---------------

PORTUGAL - 0.40%
        211,400    BANCO COMERCIAL PORTUGUES SA (DEPOSITORY INSTITUTIONS)                                                   673,771
                                                                                                                    ---------------

SINGAPORE - 0.86%
        673,878    MOBILONE LIMITED (COMMUNICATIONS)                                                                        980,050
        358,000    NEPTUNE ORIENT LINES LIMITED (WATER TRANSPORTATION)                                                      482,990

                                                                                                                          1,463,040
                                                                                                                    ---------------

SPAIN - 3.91%
         63,600    BANCO SANTANDER CENTRAL HISPANO SA (DEPOSITORY INSTITUTIONS)                                             928,743
        106,300    ENDESA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                          3,431,775
         79,800    REPSOL YPF SA (OIL & GAS EXTRACTION)                                                                   2,266,792

                                                                                                                          6,627,310
                                                                                                                    ---------------

SWEDEN - 2.22%
         22,200    FORENINGS SPARBANKEN AB (DEPOSITORY INSTITUTIONS)                                                        625,653
        254,200    NORDEA AB (DEPOSITORY INSTITUTIONS)                                                                    3,141,395

                                                                                                                          3,767,048
                                                                                                                    ---------------

SWITZERLAND - 6.25%
         10,800    CIBA SPECIALTY CHEMICALS AG (CHEMICALS & ALLIED PRODUCTS)                                                645,771
          8,600    CONVERIUM HOLDING AG (INSURANCE CARRIERS)                                                                107,199
         51,000    CREDIT SUISSE GROUP (NON-DEPOSITORY CREDIT INSTITUTIONS)                                               2,861,696
          2,500    GEORG FISCHER AG (TRANSPORTATION EQUIPMENT)+                                                           1,114,179
          2,100    RIETER HOLDING AG (CHEMICALS & ALLIED PRODUCTS)                                                          837,648
         12,900    SAURER AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                     1,029,111
          3,000    SWISSCOM AG (COMMUNICATIONS)                                                                             972,270

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SWITZERLAND (CONTINUED)
         13,600    UBS AG (FINANCIAL SERVICES)                                                                      $     1,493,898
          2,000    VALORA HOLDING AG (GENERAL MERCHANDISE STORES)                                                           423,043
          5,200    VERWALTUNGS-UND PRIVAT-BANK AG (DEPOSITORY INSTITUTIONS)                                               1,108,887

                                                                                                                         10,593,702
                                                                                                                    ---------------

UNITED KINGDOM - 23.22%
        106,800    ALFRED MCALPINE GROUP PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)               868,398
         78,300    ALLIANCE & LEICESTER PLC (DEPOSITORY INSTITUTIONS)                                                     1,681,443
         35,100    ARRIVA PLC (TRANSPORTATION BY AIR)                                                                       375,351
         18,700    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                            942,196
        114,500    AVIVA PLC (INSURANCE CARRIERS)                                                                         1,590,471
        323,400    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                 3,784,247
         48,300    BARRATT DEVELOPMENTS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                888,679
         11,431    BOOTS GROUP PLC (HEALTH SERVICES)+                                                                       142,895
        164,400    BRADFORD & BINGLEY PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                            1,426,007
        334,200    BRIT INSURANCE HOLDINGS PLC (INSURANCE CARRIERS)                                                         564,674
        479,687    BT GROUP PLC (COMMUNICATIONS)                                                                          1,850,175
        186,000    DS SMITH PLC (PAPER & ALLIED PRODUCTS)                                                                   583,300
        529,200    DSG INTERNATIONAL PLC (GENERAL MERCHANDISE STORES)                                                     1,696,360
         78,400    FIRSTGROUP PLC (TRANSPORTATION SERVICES)                                                                 578,564
         78,300    GEORGE WIMPEY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       761,138
        220,900    GKL PLC (TRANSPORTATION EQUIPMENT)                                                                     1,276,113
         31,300    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                        818,432
        175,800    HANSON PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                    2,302,990
         79,000    HBOS PLC (DEPOSITORY INSTITUTIONS)                                                                     1,319,023
        172,200    JJB SPORTS PLC (APPAREL & ACCESSORY STORES)                                                              551,242
        341,500    LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                         3,266,253
        237,100    NORTHERN FOODS PLC (FOOD & KINDRED PRODUCTS)                                                             401,641
        506,900    OLD MUTUAL PLC (INSURANCE CARRIERS)                                                                    1,772,393
        577,400    PILKINGTON PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                1,625,151
        221,200    ROYAL & SUN ALLIANCE INSURANCE GROUP (INSURANCE CARRIERS)                                                529,393
        109,400    ROYAL DUTCH SHELL PLC CLASS B (OIL & GAS EXTRACTION)                                                   3,558,158
        231,200    SCOTTISH POWER PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                 2,337,828
         97,800    TATE & LYLE PLC (FOOD & KINDRED PRODUCTS)                                                                970,235
        127,300    TAYLOR WOODROW PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                      893,535

                                                                                                                         39,356,285
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $116,153,302)                                                                                 164,100,986
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COLLATERAL FOR SECURITIES LENDING - 9.90%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 9.90%
     16,780,647    BANK OF NEW YORK INSTITUTIONAL CASH RESERVE                                                      $    16,780,647
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $16,780,647)                                                               16,780,647
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 2.62%
      4,429,719    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            4,429,719
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $4,429,719)                                                                            4,429,719
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $137,363,668)*                         109.34%                                                                $   185,311,352

OTHER ASSETS AND LIABILITIES, NET             (9.34)                                                                    (15,824,188)
                                             ------                                                                 ---------------

TOTAL NET ASSETS                             100.00%                                                                $   169,487,164
                                             ======                                                                 ===============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $4,429,719.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 98.74%

AMUSEMENT & RECREATION SERVICES - 1.23%
         49,420    INTERNATIONAL GAME TECHNOLOGY                                                                    $     1,740,572
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 2.33%
         29,020    ABERCROMBIE & FITCH COMPANY CLASS A                                                                    1,691,866
         41,270    NORDSTROM INCORPORATED                                                                                 1,616,959

                                                                                                                          3,308,825
                                                                                                                    ---------------

BUSINESS SERVICES - 5.99%
         37,810    ADOBE SYSTEMS INCORPORATED                                                                             1,320,325
         39,600    CITRIX SYSTEMS INCORPORATED+                                                                           1,500,840
         11,800    IRON MOUNTAIN INCORPORATED+                                                                              480,732
         50,490    MICROSOFT CORPORATION                                                                                  1,373,833
         40,470    MONSTER WORLDWIDE INCORPORATED+                                                                        2,017,834
         46,630    ROBERT HALF INTERNATIONAL INCORPORATED                                                                 1,800,385

                                                                                                                          8,493,949
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 9.70%
         34,410    BIOGEN IDEC INCORPORATED+                                                                              1,620,711
         31,800    ELI LILLY & COMPANY<<                                                                                  1,758,540
         24,270    GENZYME CORPORATION+                                                                                   1,631,429
         28,710    GILEAD SCIENCES INCORPORATED+                                                                          1,786,336
         47,950    MERCK & COMPANY INCORPORATED                                                                           1,689,279
         20,820    MONSANTO COMPANY                                                                                       1,764,495
         30,960    PROCTER & GAMBLE COMPANY                                                                               1,783,915
         35,370    ROHM & HAAS COMPANY                                                                                    1,728,532

                                                                                                                         13,763,237
                                                                                                                    ---------------

COAL MINING - 1.36%
         38,200    PEABODY ENERGY CORPORATION                                                                             1,925,662
                                                                                                                    ---------------

COMMUNICATIONS - 3.79%
         60,390    AMERICAN TOWER CORPORATION CLASS A+<<                                                                  1,831,025
         59,330    AT&T INCORPORATED<<                                                                                    1,604,283
         32,860    NII HOLDINGS INCORPORATED+<<                                                                           1,937,754

                                                                                                                          5,373,062
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 1.31%
         27,610    PNC FINANCIAL SERVICES GROUP                                                                           1,858,429
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 3.39%
         53,850    DUKE ENERGY CORPORATION<<                                                                              1,569,727
         33,460    TXU CORPORATION                                                                                        1,497,670
         49,380    WASTE MANAGEMENT INCORPORATED                                                                          1,743,114

                                                                                                                          4,810,511
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 12.56%
         34,965    BROADCOM CORPORATION CLASS A+                                                                          1,509,089
         79,890    CISCO SYSTEMS INCORPORATED+                                                                            1,731,216

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
         21,280    COOPER INDUSTRIES LIMITED CLASS A                                                                $     1,849,232
         21,580    EMERSON ELECTRIC COMPANY                                                                               1,804,736
         18,210    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                           2,023,677
         35,740    HARRIS CORPORATION                                                                                     1,690,145
         79,210    MOTOROLA INCORPORATED                                                                                  1,814,701
         60,580    NATIONAL SEMICONDUCTOR CORPORATION                                                                     1,686,547
         39,180    QUALCOMM INCORPORATED                                                                                  1,982,900
         53,320    TEXAS INSTRUMENTS INCORPORATED                                                                         1,731,300

                                                                                                                         17,823,543
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.24%
         20,270    JACOBS ENGINEERING GROUP INCORPORATED+                                                                 1,758,220
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.20%
         29,480    PEPSICO INCORPORATED                                                                                   1,703,649
                                                                                                                    ---------------

FOOD STORES - 1.29 %
         48,770    STARBUCKS CORPORATION+                                                                                 1,835,703
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 2.45%
         24,970    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                            1,712,942
         26,080    STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                       1,766,398

                                                                                                                          3,479,340
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 9.65%
         25,890    APPLE COMPUTER INCORPORATED+                                                                           1,623,821
         95,730    APPLIED MATERIALS INCORPORATED<<                                                                       1,676,233
         25,650    BAKER HUGHES INCORPORATED                                                                              1,754,460
         29,110    CATERPILLAR INCORPORATED                                                                               2,090,389
         54,390    HEWLETT-PACKARD COMPANY                                                                                1,789,431
         19,690    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            1,623,834
         30,060    JOY GLOBAL INCORPORATED                                                                                1,796,686
         30,950    LAM RESEARCH CORPORATION+                                                                              1,330,850

                                                                                                                         13,685,704
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 1.21%
         41,290    AON CORPORATION<<                                                                                      1,713,948
                                                                                                                    ---------------

INSURANCE CARRIERS - 1.33%
          3,100    METLIFE INCORPORATED                                                                                     149,947
         22,360    WELLPOINT INCORPORATED+                                                                                1,731,335

                                                                                                                          1,881,282
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.13%
         18,030    ALLERGAN INCORPORATED                                                                                  1,956,255
         43,810    BAXTER INTERNATIONAL INCORPORATED                                                                      1,700,266
         26,490    BECTON DICKINSON & COMPANY                                                                             1,631,254
         27,640    ROCKWELL AUTOMATION INCORPORATED                                                                       1,987,593

                                                                                                                          7,275,368
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
METAL MINING - 2.58%
         31,330    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B<<                                            $     1,872,594
         22,150    PHELPS DODGE CORPORATION                                                                               1,783,740

                                                                                                                          3,656,334
                                                                                                                    ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 1.40%
         22,940    VULCAN MATERIALS COMPANY                                                                               1,987,751
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.23%
         96,430    MATTEL INCORPORATED                                                                                    1,748,276
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.11%
         17,980    EXPRESS SCRIPTS INCORPORATED+<<                                                                        1,580,442
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.21%
         32,190    CIT GROUP INCORPORATED                                                                                 1,722,809
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 5.16%
         26,440    APACHE CORPORATION                                                                                     1,732,084
         24,070    HALLIBURTON COMPANY                                                                                    1,757,591
         20,360    NOBLE CORPORATION<<                                                                                    1,651,196
         17,210    SCHLUMBERGER LIMITED                                                                                   2,178,270

                                                                                                                          7,319,141
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 2.37%
         20,530    MARATHON OIL CORPORATION                                                                               1,563,770
         30,170    VALERO ENERGY CORPORATION                                                                              1,803,563

                                                                                                                          3,367,333
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 2.69%
         24,000    BURLINGTON NORTHERN SANTA FE CORPORATION                                                               1,999,920
         19,470    UNION PACIFIC CORPORATION                                                                              1,817,525

                                                                                                                          3,817,445
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 6.53%
         38,880    AMERIPRISE FINANCIAL INCORPORATED                                                                      1,751,933
         16,630    FRANKLIN RESOURCES INCORPORATED                                                                        1,567,211
         13,160    GOLDMAN SACHS GROUP INCORPORATED                                                                       2,065,593
         12,790    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                  1,848,539
         25,850    MERRILL LYNCH & COMPANY INCORPORATED                                                                   2,035,946

                                                                                                                          9,269,222
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.31%
         69,310    CORNING INCORPORATED+                                                                                  1,865,132
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 1.22%
         96,130    SOUTHWEST AIRLINES COMPANY                                                                             1,729,379
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TRANSPORTATION EQUIPMENT - 4.27%
         29,540    BOEING COMPANY                                                                                   $     2,302,052
         24,270    LOCKHEED MARTIN CORPORATION                                                                            1,823,405
         20,620    TEXTRON INCORPORATED                                                                                   1,925,702

                                                                                                                          6,051,159
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 2.50%
         39,120    AMERISOURCEBERGEN CORPORATION                                                                          1,888,322
         19,490    NIKE INCORPORATED CLASS B                                                                              1,658,599

                                                                                                                          3,546,921
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $120,261,997)                                                                                 140,092,348
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 9.05%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
          4,435    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                     4,435
          3,361    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                            3,361

                                                                                                                              7,796
                                                                                                                    ---------------

PRINCIPAL                                                                            INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 9.04%
$        46,490    AMERICAN GENERAL FINANCE CORPORATION+/-                                4.78%        04/13/2007            46,509
         19,355    APRECO LLC                                                             4.62         05/15/2006            19,247
         42,363    APRECO LLC                                                             4.94         06/15/2006            41,945
         25,828    ASPEN FUNDING CORPORATION                                              4.92         04/03/2006            25,828
        258,276    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                        4.62         11/03/2006           258,276
         29,077    ATLAS CAPITAL FUNDING LIMITED                                          4.80         04/17/2006            29,023
         61,986    ATLAS CAPITAL FUNDING LIMITED                                          4.62         05/15/2006            61,640
        129,138    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80         10/20/2006           129,138
        129,138    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80         12/22/2006           129,138
         20,662    ATOMIUM FUNDING CORPORATION                                            4.53         04/12/2006            20,638
         17,919    BETA FINANCE INCORPORATED SERIES MTN+/-                                4.88         06/02/2006            17,922
      2,572,434    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $2,573,491)                                            4.93         04/03/2006         2,572,434
         76,677    BUCKINGHAM CDO LLC++                                                   4.60         04/06/2006            76,646
        251,386    BUCKINGHAM CDO LLC                                                     4.82         04/21/2006           250,787
        129,138    BUCKINGHAM CDO LLC                                                     4.82         04/25/2006           128,762
        134,304    BUCKINGHAM II CDO LLC++                                                4.83         04/25/2006           133,913
        516,553    BUCKINGHAM II CDO LLC                                                  4.83         04/26/2006           514,983
        154,966    CAIRN HIGH GRADE FUNDING I                                             4.59         04/06/2006           154,904
         12,397    CAIRN HIGH GRADE FUNDING I                                             4.71         04/26/2006            12,360
        216,952    CAIRN HIGH GRADE FUNDING I                                             4.83         04/27/2006           216,265
        129,138    CAIRN HIGH GRADE FUNDING I++                                           4.83         05/02/2006           128,644
         67,152    CAIRN HIGH GRADE FUNDING I                                             4.77         05/10/2006            66,822
        259,749    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78         04/05/2006           259,681
         71,284    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69         05/08/2006            70,952
         22,971    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70         05/10/2006            22,858
        103,311    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72         05/12/2006           102,774

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        51,655    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90%        06/07/2006   $        51,202
        137,481    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92         06/12/2006           136,181
        284,104    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72         04/12/2006           284,104
         51,655    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75         04/18/2007            51,655
        181,827    CONSOLIDATED EDISON INCORPORATED                                       4.90         04/03/2006           181,827
         12,914    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                       4.81         04/13/2006            12,897
        160,131    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                     4.92         05/04/2006           160,051
        129,138    CULLINAN FINANCE CORPORATION+/-                                        4.71         11/15/2006           129,133
        103,311    DEER VALLEY FUNDING LLC++                                              4.51         04/10/2006           103,215
        132,005    DEER VALLEY FUNDING LLC                                                4.81         04/17/2006           131,761
        314,720    DEER VALLEY FUNDING LLC                                                4.83         04/19/2006           314,053
         67,152    DEER VALLEY FUNDING LLC                                                4.80         05/03/2006            66,885
        258,276    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $258,380)                                              4.84         04/03/2006           258,276
        247,372    EIFFEL FUNDING LLC                                                     4.91         04/03/2006           247,372
         15,497    EIFFEL FUNDING LLC                                                     4.78         04/17/2006            15,468
        186,068    EUREKA SECURITIZATION INCORPORATED                                     4.88         05/16/2006           185,003
          4,256    GALLEON CAPITAL LLC                                                    4.65         04/03/2006             4,256
          7,748    GEMINI SECURITIZATION INCORPORATED                                     4.90         05/24/2006             7,696
        123,973    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97         06/30/2006           123,973
        370,110    HARRIER FINANCE FUNDING LLC                                            4.62         04/03/2006           370,110
         82,648    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03         06/06/2006            82,648
      1,037,289    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $1,037,715)                                            4.93         04/03/2006         1,037,289
          6,715    K2 (USA) LLC                                                           4.63         05/02/2006             6,689
         23,891    K2 (USA) LLC SERIES MTN+/-                                             4.87         07/24/2006            23,897
         77,483    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84         03/20/2007            77,467
         10,331    KLIO II FUNDING CORPORATION                                            4.58         04/05/2006            10,328
         12,449    KLIO III FUNDING CORPORATION                                           4.69         04/19/2006            12,423
          5,166    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62         05/02/2006             5,146
         19,608    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69         05/10/2006            19,512
        129,138    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81         05/26/2006           129,146
         10,331    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68         09/12/2006            10,331
         30,993    LIQUID FUNDING LIMITED+/-                                              4.94         04/24/2006            30,994
        118,807    LIQUID FUNDING LIMITED+/-                                              4.71         08/14/2006           118,807
         77,483    LIQUID FUNDING LIMITED+/-                                              4.61         12/01/2006            77,483
         30,993    LIQUID FUNDING LIMITED SERIES MTN+/-                                   4.83         02/20/2007            30,992
         51,655    MBIA GLOBAL FUNDING LLC+/-                                             4.78         02/20/2007            51,652
        259,568    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  4.80         10/27/2006           259,763
        154,966    MORGAN STANLEY+/-                                                      4.94         10/10/2006           154,966
         23,891    MORGAN STANLEY SERIES EXL+/-                                           4.78         08/13/2010            23,897
         88,945    MORTGAGE INTEREST NET TRUST                                            4.68         04/03/2006            88,945
        116,741    MORTGAGE INTEREST NET TRUST                                            4.78         05/03/2006           116,278
          5,166    NATIONWIDE BUILDING SOC+/-                                             4.74         07/21/2006             5,168
        113,915    NEWPORT FUNDING CORPORATION                                            4.92         04/03/2006           113,915
        156,407    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                              4.78         04/03/2006           156,407
        180,794    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.68         04/04/2006           180,770

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        23,028    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.93%        06/26/2006   $        22,767
          9,815    NORDEA NORTH AMERICA INCORPORATED                                      4.89         05/15/2006             9,760
        272,482    NORTHERN ROCK PLC+/-                                                   4.63         04/21/2006           272,444
         20,419    NORTHERN ROCK PLC                                                      4.69         04/24/2006            20,363
        258,276    NORTHERN ROCK PLC+/-                                                   4.66         02/05/2007           258,279
         20,895    RACERS TRUST 2004-6-MM+/-                                              4.79         05/22/2006            20,897
          5,166    SCALDIS CAPITAL LIMITED                                                4.93         06/15/2006             5,115
         20,662    TANGO FINANCE CORPORATION                                              4.95         06/21/2006            20,442
         59,729    TANGO FINANCE CORPORATION SERIES MTN+/-                                4.87         10/25/2006            59,749
         29,862    TRAVELERS INSURANCE COMPANY+/-                                         4.77         02/09/2007            29,861
        129,138    UNICREDITO ITALIANO SERIES LIB+/-                                      4.70         03/09/2007           129,131
        129,138    UNICREDITO ITALIANO SERIES YCD+/-                                      4.47         04/03/2006           129,138
        196,290    US BANK NA SERIES BKNT+/-                                              4.66         07/28/2006           196,296
         51,655    WHISTLEJACKET CAPITAL LIMITED+/-                                       4.65         06/09/2006            51,655
          5,166    WHITE PINE FINANCE LLC                                                 4.64         04/18/2006             5,155
         25,828    WHITE PINE FINANCE LLC                                                 4.82         05/05/2006            25,718
         21,086    WHITE PINE FINANCE LLC                                                 4.84         05/25/2006            20,939
         15,869    WHITE PINE FINANCE LLC                                                 4.93         06/20/2006            15,701
        136,313    WHITE PINE FINANCE LLC                                                 4.93         06/22/2006           134,841
        129,138    WHITE PINE FINANCE LLC+/-                                              4.70         07/17/2006           129,138
        123,973    WHITE PINE FINANCE LLC SERIES MTN1+/-                                  4.81         06/12/2006           123,984

                                                                                                                         12,833,493
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $12,841,289)                                                               12,841,289
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 3.86%
      5,474,393    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~&&                                                            5,474,393
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $5,474,393)                                                                            5,474,393
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $138,577,679)*                         111.65%                                                                $   158,408,030

OTHER ASSETS AND LIABILITIES, NET            (11.65)                                                                    (16,529,190)
                                             ------                                                                 ---------------

TOTAL NET ASSETS                             100.00%                                                                $   141,878,840
                                             ======                                                                 ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

&&    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $5,474,393.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 98.65%

APPAREL & ACCESSORY STORES - 1.79%
      1,155,000    KOHL'S CORPORATION+<<                                                                            $    61,226,550
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 7.95%
      2,037,300    FASTENAL COMPANY                                                                                      96,445,782
      1,859,917    HOME DEPOT INCORPORATED                                                                               78,674,489
      1,506,300    LOWE'S COMPANIES INCORPORATED                                                                         97,065,972

                                                                                                                        272,186,243
                                                                                                                    ---------------

BUSINESS SERVICES - 21.78%
      1,014,400    AUTOMATIC DATA PROCESSING INCORPORATED                                                                46,337,792
      6,378,270    EBAY INCORPORATED+                                                                                   249,135,226
      2,167,900    FIRST DATA CORPORATION                                                                               101,501,078
        222,500    GOOGLE INCORPORATED CLASS A+<<                                                                        86,775,000
      7,904,898    MICROSOFT CORPORATION                                                                                215,092,275
      1,451,490    YAHOO! INCORPORATED+<<                                                                                46,825,067

                                                                                                                        745,666,438
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 7.62%
      1,316,200    AMGEN INCORPORATED+<<                                                                                 95,753,550
      1,538,000    GENENTECH INCORPORATED+<<                                                                            129,976,380
        522,840    GENZYME CORPORATION+                                                                                  35,145,305

                                                                                                                        260,875,235
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 1.05%
        687,075    APOLLO GROUP INCORPORATED CLASS A+<<                                                                  36,078,308
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 13.40%
      6,390,843    CISCO SYSTEMS INCORPORATED+                                                                          138,489,568
      4,552,670    INTEL CORPORATION                                                                                     88,094,164
      1,599,900    LINEAR TECHNOLOGY CORPORATION                                                                         56,124,492
      5,682,500    NOKIA OYJ ADR<<                                                                                      117,741,400
      1,794,100    TEXAS INSTRUMENTS INCORPORATED                                                                        58,254,427

                                                                                                                        458,704,051
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 3.83%
      3,143,700    PAYCHEX INCORPORATED<<                                                                               130,966,542
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 4.26%
      1,738,560    TARGET CORPORATION                                                                                    90,422,506
      1,172,800    WAL-MART STORES INCORPORATED<<                                                                        55,403,072

                                                                                                                        145,825,578
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.88%
      2,603,100    DELL INCORPORATED+<<                                                                                  77,468,256
      4,048,500    EMC CORPORATION+                                                                                      55,181,055

                                                                                                                        132,649,311
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS - 3.85%
      1,995,066    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                        $   131,853,912
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 6.29%
      4,240,310    MEDTRONIC INCORPORATED                                                                               215,195,733
                                                                                                                    ---------------

PERSONAL SERVICES - 2.34%
      1,876,550    CINTAS CORPORATION                                                                                    79,978,561
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 20.61%
      8,818,337    CHARLES SCHWAB CORPORATION                                                                           151,763,580
      1,337,000    FRANKLIN RESOURCES INCORPORATED                                                                      125,998,880
      1,924,340    GOLDMAN SACHS GROUP INCORPORATED                                                                     302,044,406
      1,002,600    LEGG MASON INCORPORATED<<                                                                            125,655,858

                                                                                                                        705,462,724
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $2,631,538,868)                                                                             3,376,669,186
                                                                                                                    ---------------
COLLATERAL FOR SECURITIES LENDING - 8.19%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.00%
         96,834    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    96,834
         73,374    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           73,374

                                                                                                                            170,208
                                                                                                                    ---------------

PRINCIPAL                                                                            INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 8.19%
$     1,014,967    AMERICAN GENERAL FINANCE CORPORATION+/-                                4.78%        04/13/2007         1,015,383
        422,564    APRECO LLC                                                             4.62         05/15/2006           420,202
        924,860    APRECO LLC                                                             4.94         06/15/2006           915,750
        563,870    ASPEN FUNDING CORPORATION                                              4.92         04/03/2006           563,870
      5,638,703    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                        4.62         11/03/2006         5,638,703
        634,805    ATLAS CAPITAL FUNDING LIMITED                                          4.80         04/17/2006           633,631
      1,353,289    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.62         05/15/2006         1,345,724
      2,819,352    ATLAS CAPITAL FUNDING LIMITED                                          4.80         10/20/2006         2,819,352
      2,819,352    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80         12/22/2006         2,819,352
        451,096    ATOMIUM FUNDING CORPORATION                                            4.53         04/12/2006           450,559
        391,213    BETA FINANCE INCORPORATED SERIES MTN+/-                                4.88         06/02/2006           391,264
     56,161,483    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $56,184,556)                                           4.93         04/03/2006        56,161,483
      1,674,018    BUCKINGHAM CDO LLC++                                                   4.60         04/06/2006         1,673,349
      5,488,263    BUCKINGHAM CDO LLC                                                     4.82         04/21/2006         5,475,200
      2,819,352    BUCKINGHAM CDO LLC                                                     4.82         04/25/2006         2,811,147
      2,932,126    BUCKINGHAM II CDO LLC++                                                4.83         04/25/2006         2,923,593
     11,277,406    BUCKINGHAM II CDO LLC                                                  4.83         04/26/2006        11,243,123
      3,383,222    CAIRN HIGH GRADE FUNDING I                                             4.59         04/06/2006         3,381,869
        270,658    CAIRN HIGH GRADE FUNDING I                                             4.71         04/26/2006           269,835
      4,736,511    CAIRN HIGH GRADE FUNDING I                                             4.83         04/27/2006         4,721,496
      2,819,352    CAIRN HIGH GRADE FUNDING I++                                           4.83         05/02/2006         2,808,553
      1,466,063    CAIRN HIGH GRADE FUNDING I                                             4.77         05/10/2006         1,458,850
      5,670,844    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78         04/05/2006         5,669,369

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,556,282    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69%        05/08/2006   $     1,549,030
        501,506    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70         05/10/2006           499,039
      2,255,481    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72         05/12/2006         2,243,775
      1,127,741    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90         06/07/2006         1,117,850
      3,001,482    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92         06/12/2006         2,973,118
      6,202,573    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72         04/12/2006         6,202,573
      1,127,741    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75         04/18/2007         1,127,741
      3,969,647    CONSOLIDATED EDISON INCORPORATED                                       4.90         04/03/2006         3,969,647
        281,935    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                       4.81         04/13/2006           281,563
      3,495,996    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                     4.92         05/04/2006         3,494,248
      2,819,352    CULLINAN FINANCE CORPORATION+/-                                        4.71         11/15/2006         2,819,239
      2,255,481    DEER VALLEY FUNDING LLC++                                              4.51         04/10/2006         2,253,384
      2,881,941    DEER VALLEY FUNDING LLC                                                4.81         04/17/2006         2,876,610
      6,870,985    DEER VALLEY FUNDING LLC                                                4.83         04/19/2006         6,856,419
      1,466,063    DEER VALLEY FUNDING LLC                                                4.80         05/03/2006         1,460,242
      5,638,703    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $5,640,977)                                            4.84         04/03/2006         5,638,703
      5,400,637    EIFFEL FUNDING LLC                                                     4.91         04/03/2006         5,400,637
        338,322    EIFFEL FUNDING LLC                                                     4.78         04/17/2006           337,696
      4,062,234    EUREKA SECURITIZATION INCORPORATED                                     4.88         05/16/2006         4,038,998
         92,926    GALLEON CAPITAL LLC                                                    4.65         04/03/2006            92,926
        169,161    GEMINI SECURITIZATION INCORPORATED                                     4.90         05/24/2006           168,009
      2,706,577    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97         06/30/2006         2,706,577
      8,080,262    HARRIER FINANCE FUNDING LLC                                            4.62         04/03/2006         8,080,261
      1,804,385    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03         06/06/2006         1,804,385
     22,646,132    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $22,655,436)                                           4.93         04/03/2006        22,646,132
        146,606    K2 (USA) LLC                                                           4.63         05/02/2006           146,045
        521,580    K2 (USA) LLC SERIES MTN+/-                                             4.87         07/24/2006           521,710
      1,691,611    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84         03/20/2007         1,691,273
        225,548    KLIO II FUNDING CORPORATION                                            4.58         04/05/2006           225,489
        271,785    KLIO III FUNDING CORPORATION                                           4.69         04/19/2006           271,209
        112,774    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62         05/02/2006           112,342
        428,090    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69         05/10/2006           425,984
      2,819,352    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81         05/26/2006         2,819,521
        225,548    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68         09/12/2006           225,550
        676,644    LIQUID FUNDING LIMITED+/-                                              4.94         04/24/2006           676,671
      2,593,803    LIQUID FUNDING LIMITED+/-                                              4.71         08/14/2006         2,593,803
      1,691,611    LIQUID FUNDING LIMITED+/-                                              4.61         12/01/2006         1,691,611
        676,644    LIQUID FUNDING LIMITED SERIES MTN+/-                                   4.83         02/20/2007           676,611
      1,127,741    MBIA GLOBAL FUNDING LLC+/-                                             4.78         02/20/2007         1,127,673
      5,666,897    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  4.80         10/27/2006         5,671,147
      3,383,222    MORGAN STANLEY+/-                                                      4.94         10/10/2006         3,383,222
        521,580    MORGAN STANLEY SERIES EXL+/-                                           4.78         08/13/2010           521,721
      1,941,857    MORTGAGE INTEREST NET TRUST                                            4.68         04/03/2006         1,941,857
      2,548,694    MORTGAGE INTEREST NET TRUST                                            4.78         05/03/2006         2,538,575
        112,774    NATIONWIDE BUILDING SOC+/-                                             4.74         07/21/2006           112,828

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     2,487,006    NEWPORT FUNDING CORPORATION                                            4.92%        04/03/2006   $     2,487,006
      3,414,686    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                              4.78         04/03/2006         3,414,686
      3,947,092    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.68         04/04/2006         3,946,579
        502,747    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.93         06/26/2006           497,046
        214,271    NORDEA NORTH AMERICA INCORPORATED                                      4.89         05/15/2006           213,073
      5,948,832    NORTHERN ROCK PLC+/-                                                   4.63         04/21/2006         5,947,999
        445,796    NORTHERN ROCK PLC                                                      4.69         04/24/2006           444,557
      5,638,703    NORTHERN ROCK PLC+/-                                                   4.66         02/05/2007         5,638,759
        456,171    RACERS TRUST 2004-6-MM+/-                                              4.79         05/22/2006           456,235
        112,774    SCALDIS CAPITAL LIMITED                                                4.93         06/15/2006           111,663
        451,096    TANGO FINANCE CORPORATION                                              4.95         06/21/2006           446,288
      1,304,006    TANGO FINANCE CORPORATION SERIES MTN+/-                                4.87         10/25/2006         1,304,437
        651,947    TRAVELERS INSURANCE COMPANY+/-                                         4.77         02/09/2007           651,934
      2,819,352    UNICREDITO ITALIANO SERIES LIB+/-                                      4.70         03/09/2007         2,819,182
      2,819,352    UNICREDITO ITALIANO SERIES YCD+/-                                      4.47         04/03/2006         2,819,352
      4,285,414    US BANK NA SERIES BKNT+/-                                              4.66         07/28/2006         4,285,543
      1,127,741    WHISTLEJACKET CAPITAL LIMITED+/-                                       4.65         06/09/2006         1,127,741
        112,774    WHITE PINE FINANCE LLC                                                 4.64         04/18/2006           112,551
        563,870    WHITE PINE FINANCE LLC                                                 4.82         05/05/2006           561,468
        460,344    WHITE PINE FINANCE LLC                                                 4.84         05/25/2006           457,144
        346,442    WHITE PINE FINANCE LLC                                                 4.93         06/20/2006           342,794
      2,975,995    WHITE PINE FINANCE LLC                                                 4.93         06/22/2006         2,943,854
      2,819,352    WHITE PINE FINANCE LLC+/-                                              4.70         07/17/2006         2,819,352
      2,706,577    WHITE PINE FINANCE LLC SERIES MTN1+/-                                  4.81         06/12/2006         2,706,821

                                                                                                                        280,181,365
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $280,351,573)                                                             280,351,573
                                                                                                                    ---------------
SHARES

SHORT-TERM INVESTMENTS - 1.32%
     45,157,545   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~&&                                                            45,157,545
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $45,157,545)                                                                          45,157,545
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $2,957,047,986)*                       108.16%                                                                $ 3,702,178,304

OTHER ASSETS AND LIABILITIES, NET             (8.16)                                                                   (279,224,051)
                                             ------                                                                 ---------------

TOTAL NET ASSETS                             100.00%                                                                $ 3,422,954,253
                                             ======                                                                 ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

&&    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $45,157,545.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.88%

AGRICULTURAL PRODUCTION CROPS - 0.18%
         24,252    DELTA & PINE LAND COMPANY                                                                        $       731,440
                                                                                                                    ---------------

AMUSEMENT & RECREATION SERVICES - 0.46%
         23,084    BALLY TOTAL FITNESS HOLDING CORPORATION+<<                                                               216,297
         18,277    MULTIMEDIA GAMES INCORPORATED+<<                                                                         271,962
         31,827    PINNACLE ENTERTAINMENT+                                                                                  896,566
         15,398    WMS INDUSTRIES INCORPORATED+<<                                                                           463,480

                                                                                                                          1,848,305
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 1.48%
          9,737    ASHWORTH INCORPORATED+                                                                                    96,688
         11,222    BURLINGTON COAT FACTORY WAREHOUSE CORPORATION                                                            510,040
         14,506    CHILDREN'S PLACE RETAIL STORES INCORPORATED+<<                                                           839,897
         24,492    CHRISTOPHER & BANKS CORPORATION                                                                          568,459
         15,435    DRESS BARN INCORPORATED+<<                                                                               740,108
         29,181    FINISH LINE INCORPORATED CLASS A                                                                         480,027
         30,405    HOT TOPIC INCORPORATED+                                                                                  440,873
         10,106    JOS. A. BANK CLOTHIERS INCORPORATED+<<                                                                   484,583
         17,929    STAGE STORES INCORPORATED                                                                                533,388
         21,117    THE CATO CORPORATION CLASS A                                                                             503,852
         22,567    TOO INCORPORATED+                                                                                        775,177

                                                                                                                          5,973,092
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.86%
         21,454    GYMBOREE CORPORATION+                                                                                    558,662
         17,376    KELLWOOD COMPANY                                                                                         545,433
         24,953    PHILLIPS-VAN HEUSEN CORPORATION                                                                          953,454
         80,108    QUIKSILVER INCORPORATED+<<                                                                             1,110,297
         22,414    RUSSELL CORPORATION                                                                                      309,313

                                                                                                                          3,477,159
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.23%
         10,829    MARINEMAX INCORPORATED+                                                                                  362,988
         20,161    SONIC AUTOMOTIVE INCORPORATED<<                                                                          559,669

                                                                                                                            922,657
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.09%
         12,120    CENTRAL PARKING CORPORATION                                                                              193,920
          8,508    MIDAS INCORPORATED+                                                                                      186,070

                                                                                                                            379,990
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 1.09%
          8,327    M I HOMES INCORPORATED                                                                                   391,369
          3,273    NVR INCORPORATED+<<                                                                                    2,418,583
         46,493    STANDARD-PACIFIC CORPORATION<<                                                                         1,563,095

                                                                                                                          4,373,047
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES - 9.33%
         30,447    AARON RENTS INCORPORATED                                                                         $       827,245
         26,102    ABM INDUSTRIES INCORPORATED                                                                              500,375
         15,554    ADMINISTAFF INCORPORATED                                                                                 845,515
         21,345    ADVO INCORPORATED                                                                                        683,040
         15,710    ALTIRIS INCORPORATED+                                                                                    345,777
         21,790    ANSYS INCORPORATED+                                                                                    1,179,929
         21,055    ARBITRON INCORPORATED                                                                                    712,080
          9,801    BLUE COAT SYSTEMS INCORPORATED+                                                                          213,074
         33,199    BRADY CORPORATION CLASS A                                                                              1,243,635
         20,453    CACI INTERNATIONAL INCORPORATED CLASS A+                                                               1,344,785
         19,259    CAPTARIS INCORPORATED+                                                                                    89,169
         14,558    CARREKER CORPORATION+                                                                                     93,608
         41,954    CERNER CORPORATION+<<                                                                                  1,990,717
         37,019    CIBER INCORPORATED+                                                                                      236,181
         31,712    COGNEX CORPORATION                                                                                       939,944
         29,416    DENDRITE INTERNATIONAL INCORPORATED+                                                                     401,528
         23,338    DIGITAL INSIGHT CORPORATION+                                                                             849,503
         31,240    EFUNDS CORPORATION+                                                                                      807,242
         37,063    EPICOR SOFTWARE CORPORATION+                                                                             497,756
         22,955    FACTSET RESEARCH SYSTEMS INCORPORATED                                                                  1,018,054
         28,419    FILENET CORPORATION+                                                                                     767,881
         15,294    GERBER SCIENTIFIC INCORPORATED                                                                           158,140
         17,965    GEVITY HR INCORPORATED                                                                                   439,424
         45,087    GLOBAL PAYMENTS INCORPORATED                                                                           2,390,062
         18,335    HEALTHCARE SERVICES GROUP                                                                                391,625
         12,591    HEIDRICK & STRUGGLES INTERNATIONAL INCORPORATED+                                                         456,801
         40,342    HYPERION SOLUTIONS CORPORATION+                                                                        1,315,149
         18,741    INFOSPACE INCORPORATED+                                                                                  523,811
         26,082    INTERNET SECURITY SYSTEMS+                                                                               625,446
         12,270    INTRADO INCORPORATED+                                                                                    318,775
          8,769    IPAYMENT INCORPORATED+                                                                                   375,752
         19,531    JDA SOFTWARE GROUP INCORPORATED+                                                                         282,028
         30,819    KEANE INCORPORATED+                                                                                      485,399
         21,576    KRONOS INCORPORATED+                                                                                     806,727
         36,652    LABOR READY INCORPORATED+                                                                                877,815
         18,754    MANHATTAN ASSOCIATES INCORPORATED+<<                                                                     412,588
         14,154    MAPINFO CORPORATION+                                                                                     198,439
         18,868    MIVA INCORPORATED+                                                                                        76,981
         14,736    MRO SOFTWARE INCORPORATED+                                                                               235,187
         29,732    NAPSTER INCORPORATED+                                                                                    100,494
         21,797    NCO GROUP INCORPORATED+                                                                                  517,679
         13,358    NEOWARE SYSTEMS INCORPORATED+<<                                                                          395,664
         16,790    NETWORK EQUIPMENT TECHNOLOGY INCORPORATED+                                                                66,656
         17,385    ON ASSIGNMENT INCORPORATED+                                                                              190,887
         13,457    OPEN SOLUTIONS INCORPORATED+                                                                             367,511
         14,486    PC-TEL INCORPORATED+                                                                                     137,907
         16,962    PHOENIX TECHNOLOGIES LIMITED+                                                                            115,002

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
         10,752    PORTFOLIO RECOVERY ASSOCIATES INCORPORATED+<<                                                    $       503,516
         27,376    PROGRESS SOFTWARE CORPORATION+                                                                           796,368
         11,170    QUALITY SYSTEMS INCORPORATED+                                                                            369,727
         16,024    RADIANT SYSTEMS INCORPORATED+                                                                            216,644
         14,026    RADISYS CORPORATION+<<                                                                                   278,416
         36,415    SECURE COMPUTING CORPORATION+                                                                            420,229
         10,563    SOURCECORP INCORPORATED+                                                                                 254,674
         40,409    SPHERION CORPORATION+                                                                                    420,254
         11,446    SPSS INCORPORATED+                                                                                       362,380
          7,632    STARTEK INCORPORATED                                                                                     179,810
         48,460    TAKE-TWO INTERACTIVE SOFTWARE INCORPORATED+<<                                                            904,264
         21,728    TALX CORPORATION                                                                                         618,813
         43,244    THQ INCORPORATED+<<                                                                                    1,119,587
         18,722    VENTIV HEALTH INCORPORATED+                                                                              621,945
          6,552    VERTRUE INCORPORATED+                                                                                    273,874
         15,192    VIAD CORPORATION                                                                                         520,782
          5,526    VOLT INFORMATION SCIENCE INCORPORATED+                                                                   168,875
         23,543    WEBEX COMMUNICATIONS INCORPORATED+<<                                                                     792,693
         32,536    WEBSENSE INCORPORATED+<<                                                                                 897,343

                                                                                                                         37,569,181
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 3.28%
         28,251    ALPHARMA INCORPORATED CLASS A                                                                            757,692
         16,206    ARCH CHEMICALS INCORPORATED                                                                              492,662
         23,968    ARQULE INCORPORATED+                                                                                     137,576
         10,284    BRADLEY PHARMACEUTICALS INCORPORATED+<<                                                                  152,923
         18,073    CAMBREX CORPORATION                                                                                      353,146
         22,741    CONNECTICS CORPORATION+<<                                                                                385,005
         15,960    DIAGNOSTIC PRODUCTS CORPORATION                                                                          760,175
         19,029    FIRST HORIZON PHARMACEUTICAL CORPORATION+                                                                479,721
         23,197    GEORGIA GULF CORPORATION<<                                                                               602,890
         19,773    HB FULLER COMPANY                                                                                      1,015,146
         21,580    IDEXX LABORATORIES INCORPORATED+                                                                       1,863,649
         30,101    IMMUCOR INCORPORATED+                                                                                    863,598
         17,082    MACDERMID INCORPORATED                                                                                   549,186
         52,485    MGI PHARMA INCORPORATED+<<                                                                               918,487
          7,969    NATURES SUNSHINE PRODUCTS INCORPORATED                                                                    99,613
         37,786    NBTY INCORPORATED+<<                                                                                     850,941
         15,988    NOVEN PHARMACEUTICALS INCORPORATED+                                                                      287,944
         19,861    OM GROUP INCORPORATED+                                                                                   456,803
         27,955    OMNOVA SOLUTIONS INCORPORATED+                                                                           171,085
         17,996    PAREXEL INTERNATIONAL CORPORATION+<<                                                                     475,814
          6,014    PENFORD CORPORATION                                                                                       96,705
         62,290    POLYONE CORPORATION+                                                                                     580,543
          6,607    QUAKER CHEMICAL CORPORATION                                                                              143,702
         10,558    SURMODICS INCORPORATED+<<                                                                                373,331

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
          6,747    USANA HEALTH SCIENCES INCORPORATED+<<                                                            $       281,485
         11,651    WELLMAN INCORPORATED<<                                                                                    74,100

                                                                                                                         13,223,922
                                                                                                                    ---------------

COAL MINING - 0.69%
         52,109    MASSEY ENERGY COMPANY                                                                                  1,879,572
         12,595    PENN VIRGINIA CORPORATION                                                                                894,245

                                                                                                                          2,773,817
                                                                                                                    ---------------

COMMUNICATIONS - 1.08%
         22,301    ANIXTER INTERNATIONAL INCORPORATED+                                                                    1,065,542
         12,534    AUDIOVOX CORPORATION CLASS A+                                                                            149,656
         28,197    BRIGHTPOINT INCORPORATED+<<                                                                              875,799
         31,837    GENERAL COMMUNICATION INCORPORATED CLASS A+                                                              384,909
         16,756    J2 GLOBAL COMMUNICATIONS INCORPORATED+<<                                                                 787,532
         45,777    LIVE NATION INCORPORATED+                                                                                908,215
         19,846    NOVATEL WIRELESS INCORPORATED+<<                                                                         177,622

                                                                                                                          4,349,275
                                                                                                                    ---------------

COMPUTERS-INTERGRATED SYSTEMS - 0.08%
         20,681    AGILYSYS INCORPORATED                                                                                    311,456
                                                                                                                    ---------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 0.64%
         17,447    CHEMED CORPORATION                                                                                     1,035,305
         21,090    EMCOR GROUP INCORPORATED+<<                                                                            1,047,329
         18,296    INSITUFORM TECHNOLOGIES INCORPORATED CLASS A+                                                            486,674

                                                                                                                          2,569,308
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 6.99%
         12,418    ANCHOR BANCORP WISCONSIN INCORPORATED                                                                    376,390
         30,452    BANKATLANTIC BANCORP INCORPORATED CLASS A                                                                438,204
         21,600    BANKUNITED FINANCIAL CORPORATION CLASS A                                                                 584,064
         23,742    BOSTON PRIVATE FINANCIAL HOLDINGS INCORPORATED                                                           802,242
         41,725    BROOKLINE BANCORP INCORPORATED                                                                           646,320
         20,605    CENTRAL PACIFIC FINANCIAL CORPORATION                                                                    756,616
         31,773    CHITTENDEN CORPORATION                                                                                   920,457
         20,286    COMMUNITY BANK SYSTEM INCORPORATED                                                                       452,986
         18,771    DIME COMMUNITY BANCSHARES                                                                                269,739
         14,153    DOWNEY FINANCIAL CORPORATION                                                                             952,497
         40,516    EAST WEST BANCORP INCORPORATED                                                                         1,561,892
         15,135    FIDELITY BANKSHARES INCORPORATED                                                                         508,990
         54,753    FIRST BANCORP PUERTO RICO                                                                                676,747
         47,754    FIRST COMMONWEALTH FINANCIAL CORPORATION                                                                 700,074
         33,379    FIRST MIDWEST BANCORP INCORPORATED                                                                     1,220,670
         15,551    FIRST REPUBLIC BANK                                                                                      588,139
         11,217    FIRSTFED FINANCIAL CORPORATION+<<                                                                        670,889
         23,665    FLAGSTAR BANCORP INCORPORATED                                                                            357,341

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
         15,159    FRANKLIN BANK CORPORATION+                                                                       $       291,508
         21,262    GLACIER BANCORP INCORPORATED                                                                             660,185
         25,885    GOLD BANC CORPORATION INCORPORATED                                                                       474,213
         26,690    HANMI FINANCIAL CORPORATION                                                                              482,021
         13,199    HARBOR FLORIDA BANCSHARES INCORPORATED                                                                   499,846
         12,124    IRWIN FINANCIAL CORPORATION                                                                              234,357
         20,022    MAF BANCORP INCORPORATED                                                                                 876,363
         13,467    NARA BANK NATIONAL ASSOCIATION                                                                           236,346
         11,893    PRIVATEBANCORP INCORPORATED                                                                              493,441
         16,917    PROSPERITY BANCSHARES INCORPORATED                                                                       511,063
         22,279    PROVIDENT BANKSHARES CORPORATION                                                                         812,069
         50,916    REPUBLIC BANCORP INCORPORATED                                                                            613,031
         50,582    SOUTH FINANCIAL GROUP INCORPORATED                                                                     1,322,719
         30,758    STERLING BANCSHARES INCORPORATED TEXAS                                                                   555,182
         23,567    STERLING FINANCIAL CORPORATION                                                                           683,443
         31,717    SUSQUEHANNA BANCSHARES INCORPORATED                                                                      817,347
         50,722    TRUSTCO BANK CORPORATION NEW YORK SHARES                                                                 617,287
         63,111    UCBH HOLDINGS INCORPORATED                                                                             1,194,060
         30,156    UMPQUA HOLDINGS CORPORATION                                                                              859,446
         25,129    UNITED BANKSHARES INCORPORATED                                                                           961,687
         42,902    WHITNEY HOLDING CORPORATION                                                                            1,521,305
         16,026    WINTRUST FINANCIAL CORPORATION                                                                           932,232
            174    ZIONS BANCORPORATION                                                                                      14,395

                                                                                                                         28,147,803
                                                                                                                    ---------------

DURABLE GOODS - CONSUMER - 0.03%
         14,586    STURM, RUGER & COMPANY INCORPORATED<<                                                                    116,396
                                                                                                                    ---------------

EATING & DRINKING PLACES - 2.22%
         23,255    CEC ENTERTAINMENT INCORPORATED+                                                                          781,833
         12,734    IHOP CORPORATION                                                                                         610,468
         23,424    JACK IN THE BOX INCORPORATED+                                                                          1,018,944
         11,265    LANDRY'S RESTAURANTS INCORPORATED<<                                                                      397,992
         12,190    LONE STAR STEAKHOUSE & SALOON INCORPORATED                                                               346,440
         15,524    O'CHARLEYS INCORPORATED+                                                                                 286,573
         17,945    P.F. CHANG'S CHINA BISTRO INCORPORATED+<<                                                                884,509
         15,962    PAPA JOHNS INTERNATIONAL INCORPORATED+                                                                   523,713
         22,788    RARE HOSPITALITY INTERNATIONAL INCORPORATED+                                                             793,706
          9,841    RED ROBIN GOURMET BURGERS INCORPORATED+<<                                                                464,495
         28,559    RYAN'S RESTAURANT GROUP INCORPORATED+                                                                    414,106
         39,144    SONIC CORPORATION+                                                                                     1,375,129
         18,908    STEAK N SHAKE COMPANY+                                                                                   398,959
         36,769    TRIARC COMPANIES INCORPORATED CLASS B                                                                    642,722

                                                                                                                          8,939,589
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.12%
         15,584    UNIVERSAL TECHNICAL INSTITUTE INCORPORATED+                                                              469,078
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRIC, GAS & SANITARY SERVICES - 4.37%
         20,430    ALLETE INCORPORATED<<                                                                            $       952,038
         11,375    AMERICAN STATES WATER COMPANY                                                                            424,970
         54,827    ATMOS ENERGY CORPORATION                                                                               1,443,595
         32,939    AVISTA CORPORATION                                                                                       680,190
          7,752    CASCADE NATURAL GAS CORPORATION                                                                          152,714
          8,322    CENTRAL VERMONT PUBLIC SERVICE                                                                           176,510
          9,184    CH ENERGY GROUP INCORPORATED                                                                             440,832
         33,841    CLECO CORPORATION                                                                                        755,670
         32,525    EL PASO ELECTRIC COMPANY+                                                                                619,276
         49,652    ENERGEN CORPORATION                                                                                    1,737,820
          3,539    GREEN MOUNTAIN POWER CORPORATION                                                                         102,242
         14,419    LACLEDE GROUP INCORPORATED                                                                               496,302
         18,712    NEW JERSEY RESOURCES                                                                                     846,718
         18,687    NORTHWEST NATURAL GAS COMPANY                                                                            663,202
         51,721    PIEDMONT NATURAL GAS COMPANY<<                                                                         1,240,787
         19,659    SOUTH JERSEY INDUSTRIES INCORPORATED                                                                     536,101
         66,286    SOUTHERN UNION COMPANY                                                                                 1,645,873
         26,801    SOUTHWEST GAS CORPORATION                                                                                749,088
         71,192    UGI CORPORATION                                                                                        1,500,015
          8,777    UIL HOLDINGS CORPORATION                                                                                 459,476
         23,675    UNISOURCE ENERGY CORPORATION                                                                             722,087
         31,425    WASTE CONNECTIONS INCORPORATED+                                                                        1,251,029

                                                                                                                         17,596,535
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 6.67%
         17,209    ACTEL CORPORATION+                                                                                       274,311
         30,389    ACUITY BRANDS INCORPORATED<<                                                                           1,215,560
         77,262    ADAPTEC INCORPORATED+                                                                                    427,259
         19,841    ADVANCED ENERGY INDUSTRIES INCORPORATED+                                                                 280,353
         50,755    AEROFLEX INCORPORATED+                                                                                   696,866
         13,658    AO SMITH CORPORATION                                                                                     721,142
          7,912    APPLIED SIGNAL TECHNOLOGY INCORPORATED                                                                   156,895
         27,367    ARTESYN TECHNOLOGIES INCORPORATED+                                                                       299,669
         25,479    ATMI INCORPORATED+                                                                                       769,466
         19,068    BALDOR ELECTRIC COMPANY                                                                                  645,833
          7,935    BEL FUSE INCORPORATED CLASS B<<                                                                          277,963
         28,838    BENCHMARK ELECTRONICS INCORPORATED+<<                                                                  1,105,937
         17,214    C&D TECHNOLOGIES INCORPORATED<<                                                                          159,057
         32,436    C-COR INCORPORATED+                                                                                      283,491
          7,005    CATAPULT COMMUNICATIONS CORPORATION+                                                                      93,167
         17,926    CERADYNE INCORPORATED+                                                                                   894,507
         26,296    CHECKPOINT SYSTEMS INCORPORATED+                                                                         706,837
         13,740    COMTECH TELECOMMUNICATIONS CORPORATION+                                                                  400,796
         24,308    CTS CORPORATION                                                                                          325,241
         10,500    CUBIC CORPORATION                                                                                        251,370
         24,198    CYMER INCORPORATED+                                                                                    1,099,557
         12,800    DIODES INCORPORATED+                                                                                     531,200

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
         13,638    DIONEX CORPORATION+<<                                                                            $       838,464
         21,911    DITECH COMMUNICATIONS CORPORATION+                                                                       228,970
         19,346    DSP GROUP INCORPORATED+                                                                                  561,228
         19,539    ELECTRO SCIENTIFIC INDUSTRIES INCORPORATED+                                                              432,398
         24,004    ESS TECHNOLOGY INCORPORATED+                                                                              79,693
         24,076    EXAR CORPORATION+                                                                                        343,805
         14,665    GREATBATCH INCORPORATED+                                                                                 321,310
         49,861    HARMONIC INCORPORATED+                                                                                   317,615
         17,352    HUTCHINSON TECHNOLOGY INCORPORATED+<<                                                                    523,510
         14,201    INTER-TEL INCORPORATED                                                                                   304,469
         15,125    LITTELFUSE INCORPORATED+                                                                                 516,216
         19,710    MAGNETEK INCORPORATED+                                                                                    78,249
         14,242    MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                   230,720
         25,262    METHODE ELECTRONICS INCORPORATED                                                                         275,103
         44,029    MICROSEMI CORPORATION+                                                                                 1,281,684
         24,848    MOOG INCORPORATED CLASS A+                                                                               881,838
          3,191    NATIONAL PRESTO INDUSTRIES INCORPORATED                                                                  156,902
         13,623    PARK ELECTROCHEMICAL CORPORATION                                                                         401,879
         17,747    PERICOM SEMICONDUCTOR+                                                                                   174,985
         28,042    PHOTRONICS INCORPORATED+                                                                                 526,068
         20,019    POWER INTEGRATIONS INCORPORATED+                                                                         496,071
         20,754    REGAL-BELOIT CORPORATION                                                                                 877,272
         11,028    ROGERS CORPORATION+                                                                                      600,805
         10,545    SBS TECHNOLOGIES INCORPORATED+                                                                           170,829
        108,060    SKYWORKS SOLUTIONS INCORPORATED+                                                                         733,727
         14,518    STANDARD MICROSYSTEMS CORPORATION+                                                                       377,178
          8,090    SUPERTEX INCORPORATED+<<                                                                                 304,346
         31,183    SYMMETRICOM INCORPORATED+                                                                                266,615
         16,821    SYNAPTICS INCORPORATED+                                                                                  369,894
         27,459    TECHNITROL INCORPORATED                                                                                  658,467
          8,923    TOLLGRADE COMMUNICATIONS INCORPORATED+                                                                   132,774
         38,892    VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES INCORPORATED+                                                1,092,087
         15,425    VIASAT INCORPORATED+                                                                                     441,926
         13,071    VICOR CORPORATION                                                                                        257,891

                                                                                                                         26,871,465
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.23%
          8,459    CDI CORPORATION                                                                                          243,366
         12,953    MAXMUS INCORPORATED                                                                                      466,049
         22,210    PER-SE TECHNOLOGIES INCORPORATED+<<                                                                      592,119
         30,048    REGENERON PHARMACEUTICAL INCORPORATED+                                                                   499,698
         12,498    SFBC INTERNATIONAL INCORPORATED+<<                                                                       304,701
         38,769    TETRA TECH INCORPORATED+                                                                                 740,100
         29,201    URS CORPORATION+                                                                                       1,175,340
         28,601    WATSON WYATT & COMPANY HOLDINGS                                                                          931,821

                                                                                                                          4,953,194
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 2.31%
         23,836    APTARGROUP INCORPORATED                                                                          $     1,316,939
         39,646    COMMERCIAL METALS COMPANY                                                                              2,120,665
         17,154    GRIFFON CORPORATION+<<                                                                                   426,105
         19,800    MASCOTECH ESCROW INCORPORATED+(A)                                                                              0
          8,654    MATERIAL SCIENCES CORPORATION+                                                                           104,540
         23,314    MOBILE MINI INCORPORATED+                                                                                720,869
         13,858    NCI BUILDING SYSTEMS INCORPORATED+<<                                                                     828,293
         53,715    SHAW GROUP INCORPORATED+                                                                               1,632,936
         24,912    SIMPSON MANUFACTURING COMPANY INCORPORATED                                                             1,078,690
         11,136    VALMONT INDUSTRIES INCORPORATED                                                                          468,157
         17,236    WATTS WATER TECHNOLOGIES INCORPORATED                                                                    626,356

                                                                                                                          9,323,550
                                                                                                                    ---------------

FINANCE COMPANIES - 0.03%
         14,195    REWARDS NETWORK INCORPORATED+                                                                            112,992
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.56%
         12,489    AMERICAN ITALIAN PASTA COMPANY CLASS A<<                                                                  78,181
         50,118    CORN PRODUCTS INTERNATIONAL INCORPORATED                                                               1,481,989
         35,428    FLOWERS FOODS INCORPORATED                                                                             1,052,212
          8,563    HANSEN NATURAL CORPORATION+<<                                                                          1,079,366
          9,182    J & J SNACK FOODS CORPORATION                                                                            308,423
         20,411    LANCE INCORPORATED                                                                                       459,248
          9,504    PEET'S COFFEE & TEA INCORPORATED+                                                                        285,120
         19,575    RALCORP HOLDINGS INCORPORATED+                                                                           744,829
          9,653    SANDERSON FARMS INCORPORATED                                                                             216,227
         21,063    TREEHOUSE FOODS INCORPORATED+                                                                            559,223

                                                                                                                          6,264,818
                                                                                                                    ---------------

FOOD STORES - 0.50%
         12,225    GREAT ATLANTIC & PACIFIC TEA COMPANY INCORPORATED+<<                                                     427,019
         21,212    PANERA BREAD COMPANY+                                                                                  1,594,718

                                                                                                                          2,021,737
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.65%
          8,005    BASSETT FURNITURE INDUSTRIES INCORPORATED                                                                159,700
         22,349    ETHAN ALLEN INTERIORS INCORPORATED                                                                       939,105
         35,037    LA-Z-BOY INCORPORATED<<                                                                                  595,629
         23,802    SELECT COMFORT CORPORATION+<<                                                                            941,369

                                                                                                                          2,635,803
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.36%
         34,121    CASEY'S GENERAL STORES INCORPORATED                                                                      780,347
         27,004    FRED'S INCORPORATED                                                                                      358,073
         18,070    STEIN MART INCORPORATED                                                                                  314,780

                                                                                                                          1,453,200
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HEALTH SERVICES - 2.75%
         10,708    AMEDISYS INCORPORATED+<<                                                                         $       372,103
         20,111    AMSURG CORPORATION+<<                                                                                    456,319
         14,157    CROSS COUNTRY HEALTHCARE INCORPORATED+                                                                   274,080
         14,924    CRYOLIFE INCORPORATED+<<                                                                                  65,666
         18,563    ENZO BIOCHEM INCORPORATED+<<                                                                             250,601
         13,161    GENESIS HEALTHCARE CORPORATION+                                                                          578,294
         17,669    GENTIVA HEALTH SERVICES INCORPORATED+                                                                    321,753
         23,218    HEALTHWAYS INCORPORATED+<<                                                                             1,182,725
         44,636    HOOPER HOLMES INCORPORATED                                                                               128,998
         13,994    LCA-VISION INCORPORATED                                                                                  701,214
         14,139    MATRIA HEALTHCARE INCORPORATED+                                                                          536,716
         22,638    NAUTILUS GROUP INCORPORATED<<                                                                            338,438
         23,361    ODYSSEY HEALTHCARE INCORPORATED+                                                                         402,043
         16,346    PEDIATRIX MEDICAL GROUP INCORPORATED+                                                                  1,677,753
         11,392    REHABCARE GROUP INCORPORATED+                                                                            214,739
         35,112    SIERRA HEALTH SERVICES INCORPORATED+                                                                   1,429,058
         28,140    SUNRISE SENIOR LIVING INCORPORATED+<<                                                                  1,096,616
         30,032    UNITED SURGICAL PARTNERS INTERNATIONAL INCORPORATED+                                                   1,063,433

                                                                                                                         11,090,549
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 2.92%
          8,657    4KIDS ENTERTAINMENT INCORPORATED+                                                                        148,814
         21,369    ACADIA REALTY TRUST                                                                                      503,240
         30,608    COLONIAL PROPERTIES TRUST<<                                                                            1,534,379
         37,825    COMMERCIAL NET LEASE REALTY INCORPORATED<<                                                               881,323
         14,931    EASTGROUP PROPERTIES INCORPORATED                                                                        708,327
         17,863    ENTERTAINMENT PROPERTIES TRUST                                                                           749,889
         15,484    ESSEX PROPERTY TRUST INCORPORATED                                                                      1,683,575
         23,562    GLENBOROUGH REALTY TRUST INCORPORATED                                                                    512,474
         20,171    KILROY REALTY CORPORATION                                                                              1,558,411
         13,727    LTC PROPERTIES INCORPORATED                                                                              319,290
          9,587    PARKWAY PROPERTIES INCORPORATED                                                                          418,760
         31,788    SHURGARD STORAGE CENTERS INCORPORATED                                                                  2,118,034
         11,125    SOVRAN SELF STORAGE INCORPORATED                                                                         614,100

                                                                                                                         11,750,616
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.46%
         20,253    BELL MICROPRODUCTS INCORPORATED+                                                                         124,758
         14,946    COST PLUS INCORPORATED+<<                                                                                255,576
         17,774    GUITAR CENTER INCORPORATED+<<                                                                            847,820
         15,194    HAVERTY FURNITURE COMPANIES INCORPORATED                                                                 218,034
         17,663    TUESDAY MORNING CORPORATION                                                                              407,839

                                                                                                                          1,854,027
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.33%
         24,318    AZTAR CORPORATION+                                                                                     1,021,113
         15,003    MARCUS CORPORATION                                                                                       299,310

                                                                                                                          1,320,423
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.96%
         12,013    A.S.V. INCORPORATED+<<                                                                           $       387,059
         11,861    ASTEC INDUSTRIES INCORPORATED+                                                                           425,810
         68,108    AXCELIS TECHNOLOGIES INCORPORATED+                                                                       399,113
         11,839    BLACK BOX CORPORATION                                                                                    568,864
         35,099    BRIGGS & STRATTON CORPORATION                                                                          1,241,452
         50,565    BROOKS AUTOMATION INCORPORATED+                                                                          720,046
          5,468    DRIL-QUIP INCORPORATED+                                                                                  387,408
         14,715    ENPRO INDUSTRIES INCORPORATED+<<                                                                         504,725
         17,592    GARDNER DENVER INCORPORATED+                                                                           1,146,998
         15,802    GLOBAL IMAGING SYSTEMS INCORPORATED+                                                                     600,160
         13,328    HYDRIL COMPANY+                                                                                        1,038,918
         35,873    IDEX CORPORATION                                                                                       1,871,494
         71,484    JLG INDUSTRIES INCORPORATED<<                                                                          2,200,992
         19,052    KAYDON CORPORATION<<                                                                                     768,939
         20,438    KOMAG INCORPORATED+<<                                                                                    972,849
         38,137    KULICKE & SOFFA INDUSTRIES INCORPORATED+                                                                 363,827
         38,422    LENNOX INTERNATIONAL INCORPORATED                                                                      1,147,281
          7,805    LINDSAY MANUFACTURING COMPANY                                                                            211,437
          9,912    LUFKIN INDUSTRIES INCORPORATED                                                                           549,521
         20,596    MANITOWOC COMPANY INCORPORATED                                                                         1,877,325
         26,496    MICROS SYSTEMS INCORPORATED+                                                                           1,220,671
         22,318    NETGEAR INCORPORATED+                                                                                    424,265
         24,922    PAXAR CORPORATION+                                                                                       487,724
         10,158    PLANAR SYSTEMS INCORPORATED+                                                                             171,873
          7,882    ROBBINS & MYERS INCORPORATED                                                                             170,251
          8,641    SCANSOURCE INCORPORATED+                                                                                 522,003
         29,351    TORO COMPANY                                                                                           1,401,510
         16,176    ULTRATECH INCORPORATED+                                                                                  395,988
         16,067    WATSCO INCORPORATED                                                                                    1,141,560
         20,079    WOODWARD GOVERNOR COMPANY                                                                                667,627

                                                                                                                         23,987,690
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.25%
         24,502    HILB, ROGAL & HAMILTON COMPANY                                                                         1,009,972
                                                                                                                    ---------------

INSURANCE CARRIERS - 3.13%
         34,953    AMERIGROUP CORPORATION+                                                                                  735,411
         29,125    CENTENE CORPORATION+                                                                                     849,576
         19,419    DELPHI FINANCIAL GROUP INCORPORATED CLASS A                                                            1,002,603
         44,320    FREMONT GENERAL CORPORATION                                                                              955,539
         14,035    INFINITY PROPERTY & CASUALTY CORPORATION                                                                 585,821
         11,711    LANDAMERICA FINANCIAL GROUP INCORPORATED                                                                 794,591
         37,489    PHILADELPHIA CONSOLIDATED HOLDING CORPORATION+                                                         1,279,875
         14,547    PRESIDENTIAL LIFE CORPORATION                                                                            369,639
         21,056    PROASSURANCE CORPORATION+                                                                              1,094,912
         14,569    RLI CORPORATION                                                                                          834,804
          6,783    SCPIE HOLDINGS INCORPORATED+                                                                             166,184
         19,260    SELECTIVE INSURANCE GROUP INCORPORATED                                                                 1,020,780

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS (CONTINUED)
         19,836    STEWART & STEVENSON SERVICES CORPORATION<<                                                       $       723,617
         12,329    STEWART INFORMATION SERVICES CORPORATION                                                                 580,449
         11,512    UNITED FIRE & CASUALTY COMPANY                                                                           378,745
         25,240    ZENITH NATIONAL INSURANCE CORPORATION                                                                  1,214,801

                                                                                                                         12,587,347
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 0.44%
         12,494    BROWN SHOE COMPANY INCORPORATED                                                                          655,685
         15,494    GENESCO INCORPORATED+<<                                                                                  602,562
         17,628    K-SWISS INCORPORATED                                                                                     531,308

                                                                                                                          1,789,555
                                                                                                                    ---------------

LEGAL SERVICES - 0.06%
          6,916    PRE-PAID LEGAL SERVICES INCORPORATED<<                                                                   245,380
                                                                                                                    ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.57%
         51,562    CHAMPION ENTERPRISES INCORPORATED+                                                                       771,367
          9,606    COACHMEN INDUSTRIES INCORPORATED                                                                         109,316
          8,363    DELTIC TIMBER CORPORATION                                                                                506,798
          4,604    SKYLINE CORPORATION                                                                                      190,514
         11,047    UNIVERSAL FOREST PRODUCTS                                                                                701,374

                                                                                                                          2,279,369
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 8.02%
         47,219    AMERICAN MEDICAL SYSTEMS HOLDINGS INCORPORATED+                                                        1,062,428
          9,377    ANALOGIC CORPORATION                                                                                     620,757
         20,104    ARMOR HOLDINGS INCORPORATED+                                                                           1,171,862
         16,987    ARTHROCARE CORPORATION+<<                                                                                812,318
         15,753    BIOLASE TECHNOLOGY INCORPORATED<<                                                                        150,441
         11,803    BIOSITE INCORPORATED+<<                                                                                  612,930
          9,597    CNS INCORPORATED                                                                                         206,719
         21,065    COHERENT INCORPORATED+                                                                                   739,592
         15,271    COHU INCORPORATED                                                                                        324,051
         19,002    CONMED CORPORATION+                                                                                      363,888
         30,152    COOPER COMPANIES INCORPORATED<<                                                                        1,629,113
         14,834    CYBERONICS INCORPORATED+<<                                                                               382,272
          8,372    DATASCOPE CORPORATION                                                                                    331,196
         15,034    DJ ORTHOPEDICS INCORPORATED+                                                                             597,752
          9,990    EDO CORPORATION<<                                                                                        308,192
         17,190    ESTERLINE TECHNOLOGIES CORPORATION+                                                                      734,873
         16,996    FEI COMPANY+                                                                                             337,371
         46,796    FLIR SYSTEMS INCORPORATED+<<                                                                           1,329,474
         31,659    FOSSIL INCORPORATED+                                                                                     588,224
         18,022    HAEMONETICS CORPORATION+                                                                                 914,977
         30,728    HOLOGIC INCORPORATED+                                                                                  1,700,795
          9,601    ICU MEDICAL INCORPORATED+<<                                                                              347,460
         47,561    INPUT OUTPUT INCORPORATED+<<                                                                             461,817
         11,783    INTEGRA LIFESCIENCES HOLDINGS+<<                                                                         482,867

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (CONTINUED)
         26,118    INTERMAGNETICS GENERAL CORPORATION+                                                              $       654,256
         21,491    INVACARE CORPORATION                                                                                     667,510
         16,895    ITRON INCORPORATED+                                                                                    1,011,166
          9,719    KEITHLEY INSTRUMENTS INCORPORATED                                                                        149,284
          6,763    KENSEY NASH CORPORATION+<<                                                                               193,422
         46,620    KOPIN CORPORATION+                                                                                       233,566
         13,576    LASERSCOPE+<<                                                                                            321,072
         25,915    MENTOR CORPORATION                                                                                     1,174,209
         18,380    MERIT MEDICAL SYSTEMS INCORPORATED+                                                                      220,744
         13,074    MTS SYSTEMS CORPORATION                                                                                  546,885
         11,658    OSTEOTECH INCORPORATED+                                                                                   51,062
         11,536    PHOTON DYNAMICS INCORPORATED+                                                                            216,300
         15,612    POLYMEDICA CORPORATION                                                                                   661,324
         11,629    POSSIS MEDICAL INCORPORATED+                                                                             118,151
         50,916    RESMED INCORPORATED+<<                                                                                 2,239,286
         49,119    RESPIRONICS INCORPORATED+                                                                              1,911,220
         16,064    RUDOLPH TECHNOLOGIES INCORPORATED+<<                                                                     273,891
         17,168    SONIC SOLUTIONS+<<                                                                                       310,913
         27,435    SYBRON DENTAL SPECIALTIES INCORPORATED+                                                                1,131,419
         22,931    TELEDYNE TECHNOLOGIES INCORPORATED+                                                                      816,344
         21,719    THERAGENICS CORPORATION+                                                                                  68,632
         36,815    TRIMBLE NAVIGATION LIMITED+                                                                            1,658,516
         18,181    VEECO INSTRUMENTS INCORPORATED+<<                                                                        424,526
         21,456    VIASYS HEALTHCARE INCORPORATED+                                                                          645,397
          3,841    VITAL SIGNS INCORPORATED                                                                                 210,986
         12,520    X-RITE INCORPORATED<<                                                                                    166,266

                                                                                                                         32,287,716
                                                                                                                    ---------------

MEMBERSHIP ORGANIZATIONS - 0.12%
         27,351    TRONOX INC COMMON CLASS B+                                                                               464,693
                                                                                                                    ---------------

METAL MINING - 0.32%
         14,905    CLEVELAND CLIFFS INCORPORATED<<                                                                        1,298,524
                                                                                                                    ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.11%
         14,924    AMCOL INTERNATIONAL CORPORATION                                                                          429,811
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.64%
         10,641    DAKTRONICS INCORPORATED<<                                                                                388,397
         18,242    JAKKS PACIFIC INCORPORATED+                                                                              487,791
         31,762    K2 INCORPORATED+<<                                                                                       398,613
         10,952    LYDALL INCORPORATED+                                                                                     105,687
          8,042    RUSS BERRIE & COMPANY INCORPORATED                                                                       122,238
         23,525    SHUFFLE MASTER INCORPORATED+<<                                                                           840,783
          7,569    STANDEX INTERNATIONAL CORPORATION                                                                        239,635

                                                                                                                          2,583,144
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MISCELLANEOUS RETAIL - 1.25%
         19,892    CASH AMERICA INTERNATIONAL INCORPORATED                                                          $       597,158
         12,967    HANCOCK FABRICS INCORPORATED<<                                                                            47,200
         24,197    HIBBETT SPORTING GOODS INCORPORATED+                                                                     798,259
         13,770    J JILL GROUP INCORPORATED+                                                                               329,241
         15,873    JO ANN STORES INCORPORATED+<<                                                                            213,650
         18,021    LONGS DRUG STORES CORPORATION                                                                            834,012
         25,451    SPECTRUM BRANDS INCORPORATED+<<                                                                          552,796
         18,537    WORLD FUEL SERVICES CORPORATION                                                                          749,636
         32,450    ZALE CORPORATION+                                                                                        909,573

                                                                                                                          5,031,525
                                                                                                                    ---------------

MOTION PICTURES - 0.31%
         28,541    AVID TECHNOLOGY INCORPORATED+<<                                                                        1,240,392
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 1.10%
         17,205    ARKANSAS BEST CORPORATION                                                                                673,060
         21,268    FORWARD AIR CORPORATION                                                                                  793,084
         30,510    HEARTLAND EXPRESS INCORPORATED                                                                           664,813
         39,955    LANDSTAR SYSTEM INCORPORATED                                                                           1,762,814
         19,198    OLD DOMINION FREIGHT LINE+                                                                               517,386

                                                                                                                          4,411,157
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.22%
         18,346    FINANCIAL FEDERAL CORPORATION<<                                                                          537,538
         12,422    WORLD ACCEPTANCE CORPORATION+                                                                            340,363

                                                                                                                            877,901
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 4.52%
          9,101    ATWOOD OCEANICS INCORPORATED+                                                                            919,292
         32,935    CABOT OIL & GAS CORPORATION                                                                            1,578,551
         56,119    CIMAREX ENERGY COMPANY                                                                                 2,427,708
         52,668    HELIX ENERGY SOLUTIONS GROUP INCORPORATED+<<                                                           1,996,117
         18,104    OCEANEERING INTERNATIONAL INCORPORATED+                                                                1,037,359
         11,022    PETROLEUM DEVELOPMENT CORPORATION+                                                                       499,958
         15,969    REMINGTON OIL & GAS CORPORATION+                                                                         690,180
         14,067    SEACOR HOLDINGS INCORPORATED+<<                                                                        1,114,106
         38,323    ST. MARY LAND & EXPLORATION COMPANY<<                                                                  1,564,728
         18,403    STONE ENERGY CORPORATION+                                                                                812,124
         19,449    SWIFT ENERGY COMPANY+                                                                                    728,560
         23,504    TETRA TECH INCORPORATED+                                                                               1,105,628
         31,339    UNIT CORPORATION+                                                                                      1,747,149
         24,092    VERITAS DGC INCORPORATED+<<                                                                            1,093,536
         19,856    W-H ENERGY SERVICES INCORPORATED+                                                                        883,394

                                                                                                                         18,198,390
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.65%
         22,416    BUCKEYE TECHNOLOGIES INCORPORATED+                                                                       202,865
         19,501    CARAUSTAR INDUSTRIES INCORPORATED+                                                                       200,665

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PAPER & ALLIED PRODUCTS (CONTINUED)
         13,422    CHESAPEAKE CORPORATION                                                                           $       186,297
         10,004    NEENAH PAPER INCORPORATED                                                                                327,631
         42,987    PLAYTEX PRODUCTS INCORPORATED+                                                                           450,074
         11,049    POPE & TALBOT INCORPORATED                                                                                75,133
         21,236    ROCK-TENN COMPANY CLASS A                                                                                318,328
         10,442    SCHWEITZER MANDUIT INTERNATIONAL INCORPORATED                                                            250,608
          8,595    STANDARD REGISTER COMPANY                                                                                133,222
         34,751    WAUSAU PAPER CORPORATION                                                                                 492,422

                                                                                                                          2,637,245
                                                                                                                    ---------------

PERSONAL SERVICES - 0.32%
          6,294    ANGELICA CORPORATION                                                                                     129,153
         18,820    COINSTAR INCORPORATED+<<                                                                                 487,626
          3,664    CPI CORPORATION                                                                                           74,746
         14,304    G & K SERVICES INCORPORATED CLASS A                                                                      608,492

                                                                                                                          1,300,017
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 1.03%
         12,308    ELKCORP                                                                                                  415,395
         38,074    FRONTIER OIL CORPORATION                                                                               2,259,692
         28,545    HEADWATERS INCORPORATED+<<                                                                             1,135,806
         11,310    WD-40 COMPANY                                                                                            348,913

                                                                                                                          4,159,806
                                                                                                                    ---------------

PHARMACEUTICALS - 0.05%
         41,462    SAVIENT PHARMACEUTICALS INCORPORATED+                                                                    220,992
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 3.44%
         21,061    ALERIS INTERNATIONAL INCORPORATED+                                                                     1,012,402
         29,361    BELDEN CDT INCORPORATED                                                                                  799,500
         13,026    BRUSH ENGINEERED MATERIALS INCORPORATED+                                                                 257,263
         14,918    CARPENTER TECHNOLOGY CORPORATION<<                                                                     1,410,049
         15,477    CENTURY ALUMINUM COMPANY+                                                                                656,999
         15,453    CHAPARRAL STEEL COMPANY+                                                                               1,003,209
         14,771    CURTISS-WRIGHT CORPORATION                                                                               977,840
         20,762    LONE STAR TECHNOLOGIES INCORPORATED+                                                                   1,150,422
         29,202    MAVERICK TUBE CORPORATION+<<                                                                           1,547,414
         24,820    MUELLER INDUSTRIES INCORPORATED                                                                          885,826
         15,192    NS GROUP INCORPORATED+                                                                                   699,288
         17,052    QUANEX CORPORATION<<                                                                                   1,136,175
         15,599    RTI INTERNATIONAL METALS INCORPORATED+<<                                                                 855,605
          7,543    STEEL TECHNOLOGIES INCORPORATED                                                                          183,295
         15,634    TEXAS INDUSTRIES INCORPORATED                                                                            945,701
         18,856    TREDEGAR CORPORATION                                                                                     299,999
         10,187    WOLVERINE TUBE INCORPORATED+                                                                              40,952

                                                                                                                         13,861,939
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.44%
         22,288    BOWNE & COMPANY INCORPORATED                                                                     $       371,541
          7,972    CONSOLIDATED GRAPHICS INCORPORATED+                                                                      415,500
         19,083    JOHN H. HARLAND COMPANY                                                                                  749,962
          7,423    THOMAS NELSON INCORPORATED                                                                               217,123

                                                                                                                          1,754,126
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.30%
         49,734    KANSAS CITY SOUTHERN+<<                                                                                1,228,430
                                                                                                                    ---------------

REAL ESTATE - 0.65%
         15,567    MERITAGE CORPORATION+                                                                                    855,562
         38,281    NEW CENTURY FINANCIAL CORPORATION                                                                      1,761,692

                                                                                                                          2,617,254
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUST (REIT) - 0.18%
         35,216    LEXINGTON CORPORATE PROPERTIES TRUST<<                                                                   734,254
                                                                                                                    ---------------

RETAIL, TRADE & SERVICES - 0.41%
         35,800    MEN'S WEARHOUSE INCORPORATED                                                                           1,286,652
         24,900    STRIDE RITE CORPORATION                                                                                  360,552

                                                                                                                          1,647,204
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.13%
         20,878    A. SCHULMAN INCORPORATED<<                                                                               516,731
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.78%
         28,612    INVESTMENT TECHNOLOGY GROUP INCORPORATED+                                                              1,424,878
         41,074    LABRANCHE & COMPANY INCORPORATED+<<                                                                      649,380
         14,036    PIPER JAFFRAY COMPANIES INCORPORATED+                                                                    771,980
         10,741    SWS GROUP INCORPORATED                                                                                   280,877

                                                                                                                          3,127,115
                                                                                                                    ---------------

SOFTWARE - 0.14%
          9,267    EPIQ SYSTEMS INCORPORATED+                                                                               176,073
         12,107    MANTECH INTERNATIONAL CORPORATION CLASS A+                                                               402,195

                                                                                                                            578,268
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.29%
         18,847    APOGEE ENTERPRISES INCORPORATED                                                                          318,137
         13,512    CARBO CERAMICS INCORPORATED<<                                                                            768,968
          9,469    LIBBEY INCORPORATED                                                                                       67,041

                                                                                                                          1,154,146
                                                                                                                    ---------------

TELEPHONE SERVICES - 0.13%
         14,803    COMMONWEALTH TELEPHONE ENTERPRISES INCORPORATED                                                          509,963
                                                                                                                    ---------------

TEXTILE MILL PRODUCTS - 0.65%
         21,504    ALBANY INTERNATIONAL CORPORATION CLASS A                                                                 819,087
         32,496    INTERFACE INCORPORATED+                                                                                  448,770

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TEXTILE MILL PRODUCTS (CONTINUED)
          9,903    OXFORD INDUSTRIES INCORPORATED                                                                   $       506,340
         38,529    WOLVERINE WORLD WIDE INCORPORATED                                                                        852,647

                                                                                                                          2,626,844
                                                                                                                    ---------------

TOBACCO PRODUCTS - 0.07%
         59,037    ALLIANCE ONE INTERNATIONAL INCORPORATED                                                                  286,920
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.77%
         15,825    BRISTOW GROUP INCORPORATED+                                                                              488,993
         22,084    EGL INCORPORATED+<<                                                                                      993,780
         24,519    FRONTIER AIRLINES INCORPORATED+<<                                                                        188,796
         23,685    MESA AIR GROUP INCORPORATED+<<                                                                           270,957
         39,205    SKYWEST INCORPORATED                                                                                   1,147,530

                                                                                                                          3,090,056
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.70%
         24,067    AAR CORPORATION+<<                                                                                       685,428
          8,659    ARCTIC CAT INCORPORATED                                                                                  208,336
         34,957    CLARCOR INCORPORATED                                                                                   1,244,469
         43,212    FLEETWOOD ENTERPRISES INCORPORATED+<<                                                                    482,678
         37,325    GENCORP INCORPORATED+<<                                                                                  767,029
         14,333    GROUP 1 AUTOMOTIVE INCORPORATED                                                                          681,391
         18,023    MONACO COACH CORPORATION                                                                                 241,508
         49,869    OSHKOSH TRUCK CORPORATION                                                                              3,103,847
         28,154    POLARIS INDUSTRIES INCORPORATED<<                                                                      1,536,082
          8,000    STANDARD MOTOR PRODUCTS INCORPORATED<<                                                                    71,040
         15,505    SUPERIOR INDUSTRIES INTERNATIONAL INCORPORATED                                                           300,177
         10,781    TRIUMPH GROUP INCORPORATED+                                                                              477,167
         21,086    WABASH NATIONAL CORPORATION                                                                              416,448
         22,241    WINNEBAGO INDUSTRIES INCORPORATED<<                                                                      674,792

                                                                                                                         10,890,392
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.18%
         13,686    HUB GROUP INCORPORATED CLASS A+                                                                          623,808
         11,959    PEGASUS SOLUTIONS INCORPORATED+                                                                          112,534

                                                                                                                            736,342
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.30%
         17,840    KIRBY CORPORATION+                                                                                     1,215,082
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.53%
         25,811    HAIN CELESTIAL GROUP INCORPORATED+                                                                       675,990
         21,199    MYERS INDUSTRIES INCORPORATED                                                                            338,972
          8,961    NASH FINCH COMPANY<<                                                                                     267,934
         23,223    PERFORMANCE FOOD GROUP COMPANY+<<                                                                        724,325
         15,547    SCHOOL SPECIALTY INCORPORATED+<<                                                                         536,372
         22,650    TRACTOR SUPPLY COMPANY+                                                                                1,502,601

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
WHOLESALE TRADE NON-DURABLE GOODS (CONTINUED)
         28,427    UNITED NATURAL FOODS INCORPORATED+<<                                                             $       994,092
         21,399    UNITED STATIONERS INCORPORATED+                                                                        1,136,287

                                                                                                                          6,176,573
                                                                                                                    ---------------

WHOLESALE TRADE DURABLE GOODS - 2.73%
          6,605    AM CASTLE & COMPANY                                                                                      194,848
         16,552    APPLIED INDUSTRIAL TECHNOLOGIES INCORPORATED                                                             738,219
         11,947    BARNES GROUP INCORPORATED                                                                                483,854
         19,591    BUILDING MATERIALS HOLDINGS CORPORATION<<                                                                698,223
         14,005    DIGI INTERNATIONAL INCORPORATED+                                                                         163,438
         10,161    DREW INDUSTRIES INCORPORATED+                                                                            361,224
         32,530    INSIGHT ENTERPRISES INCORPORATED+                                                                        715,985
         16,200    KAMAN CORPORATION CLASS A                                                                                407,592
         38,945    KNIGHT TRANSPORTATION INCORPORATED<<                                                                     769,164
          3,110    LAWSON PRODUCTS INCORPORATED                                                                             127,323
          9,421    LENOX GROUP INCORPORATED+                                                                                123,415
         31,236    LKQ CORPORATION+                                                                                         650,021
         27,037    OWENS & MINOR INCORPORATED                                                                               886,002
         36,701    PEP BOYS-MANNY, MOE & JACK                                                                               554,552
         21,311    RELIANCE STEEL & ALUMINUM COMPANY                                                                      2,001,529
         17,100    RYERSON INCORPORATED                                                                                     457,596
         35,643    SCP POOL CORPORATION                                                                                   1,671,990

                                                                                                                         11,004,975
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $267,377,376)                                                                                 394,221,664
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 19.88%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
         27,648    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    27,648
         20,949    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           20,949

                                                                                                                             48,597
                                                                                                                    ---------------

PRINCIPAL                                                                            INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 19.87%
$       289,790    AMERICAN GENERAL FINANCE CORPORATION+/-                                4.78%        04/13/2007           289,909
        120,649    APRECO LLC                                                             4.62         05/15/2006           119,975
        264,063    APRECO LLC                                                             4.94         06/15/2006           261,462
        160,995    ASPEN FUNDING CORPORATION                                              4.92         04/03/2006           160,995
      1,609,946    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                        4.62         11/03/2006         1,609,946
        181,248    ATLAS CAPITAL FUNDING LIMITED                                          4.80         04/17/2006           180,912
        386,387    ATLAS CAPITAL FUNDING LIMITED                                          4.62         05/15/2006           384,227
        804,973    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80         10/20/2006           804,973
        804,973    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80         12/22/2006           804,973
        128,796    ATOMIUM FUNDING CORPORATION                                            4.53         04/12/2006           128,642
        111,698    BETA FINANCE INCORPORATED SERIES MTN+/-                                4.88         06/02/2006           111,713
     16,035,058    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $16,041,646)                                           4.93         04/03/2006        16,035,058

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       477,961    BUCKINGHAM CDO LLC++                                                   4.60%        04/06/2006   $       477,769
      1,566,992    BUCKINGHAM CDO LLC                                                     4.82         04/21/2006         1,563,263
        804,973    BUCKINGHAM CDO LLC                                                     4.82         04/25/2006           802,630
        837,172    BUCKINGHAM II CDO LLC++                                                4.83         04/25/2006           834,736
      3,219,891    BUCKINGHAM II CDO LLC                                                  4.83         04/26/2006         3,210,103
        965,967    CAIRN HIGH GRADE FUNDING I                                             4.59         04/06/2006           965,581
         77,277    CAIRN HIGH GRADE FUNDING I                                             4.71         04/26/2006            77,042
      1,352,354    CAIRN HIGH GRADE FUNDING I                                             4.83         04/27/2006         1,348,067
        804,973    CAIRN HIGH GRADE FUNDING I++                                           4.83         05/02/2006           801,890
        418,586    CAIRN HIGH GRADE FUNDING I                                             4.77         05/10/2006           416,526
      1,619,122    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78         04/05/2006         1,618,701
        444,345    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69         05/08/2006           442,274
        143,189    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70         05/10/2006           142,484
        643,978    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72         05/12/2006           640,636
        321,989    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90         06/07/2006           319,165
        856,974    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92         06/12/2006           848,876
      1,770,940    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72         04/12/2006         1,770,940
        321,989    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75         04/18/2007           321,989
      1,133,402    CONSOLIDATED EDISON INCORPORATED                                       4.90         04/03/2006         1,133,402
         80,497    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                       4.81         04/13/2006            80,391
        998,166    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                     4.92         05/04/2006           997,667
        804,973    CULLINAN FINANCE CORPORATION+/-                                        4.71         11/15/2006           804,941
        643,978    DEER VALLEY FUNDING LLC++                                              4.51         04/10/2006           643,379
        822,843    DEER VALLEY FUNDING LLC                                                4.81         04/17/2006           821,321
      1,961,783    DEER VALLEY FUNDING LLC                                                4.83         04/19/2006         1,957,624
        418,586    DEER VALLEY FUNDING LLC                                                4.80         05/03/2006           416,924
      1,609,946    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $1,610,595)                                            4.84         04/03/2006         1,609,946
      1,541,974    EIFFEL FUNDING LLC                                                     4.91         04/03/2006         1,541,974
         96,597    EIFFEL FUNDING LLC                                                     4.78         04/17/2006            96,418
      1,159,837    EUREKA SECURITIZATION INCORPORATED                                     4.88         05/16/2006         1,153,203
         26,532    GALLEON CAPITAL LLC                                                    4.65         04/03/2006            26,532
         48,298    GEMINI SECURITIZATION INCORPORATED                                     4.90         05/24/2006            47,969
        772,774    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97         06/30/2006           772,774
      2,307,052    HARRIER FINANCE FUNDING LLC                                            4.62         04/03/2006         2,307,052
        515,183    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03         06/06/2006           515,183
      6,465,856    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $6,468,512)                                            4.93         04/03/2006         6,465,856
         41,859    K2 (USA) LLC                                                           4.63         05/02/2006            41,698
        148,920    K2 (USA) LLC SERIES MTN+/-                                             4.87         07/24/2006           148,957
        482,984    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84         03/20/2007           482,887
         64,398    KLIO II FUNDING CORPORATION                                            4.58         04/05/2006            64,381
         77,599    KLIO III FUNDING CORPORATION                                           4.69         04/19/2006            77,435
         32,199    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62         05/02/2006            32,076
        122,227    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69         05/10/2006           121,626
        804,973    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81         05/26/2006           805,021
         64,398    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68         09/12/2006            64,398

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       193,193    LIQUID FUNDING LIMITED+/-                                              4.94%        04/24/2006   $       193,201
        740,575    LIQUID FUNDING LIMITED+/-                                              4.71         08/14/2006           740,575
        482,984    LIQUID FUNDING LIMITED+/-                                              4.61         12/01/2006           482,984
        193,193    LIQUID FUNDING LIMITED SERIES MTN+/-                                   4.83         02/20/2007           193,184
        321,989    MBIA GLOBAL FUNDING LLC+/-                                             4.78         02/20/2007           321,970
      1,617,995    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  4.80         10/27/2006         1,619,209
        965,967    MORGAN STANLEY+/-                                                      4.94         10/10/2006           965,967
        148,920    MORGAN STANLEY SERIES EXL+/-                                           4.78         08/13/2010           148,960
        554,433    MORTGAGE INTEREST NET TRUST                                            4.68         04/03/2006           554,433
        727,695    MORTGAGE INTEREST NET TRUST                                            4.78         05/03/2006           724,806
         32,199    NATIONWIDE BUILDING SOC+/-                                             4.74         07/21/2006            32,214
        710,083    NEWPORT FUNDING CORPORATION                                            4.92         04/03/2006           710,083
        974,951    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                              4.78         04/03/2006           974,951
      1,126,962    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.68         04/04/2006         1,126,815
        143,543    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.93         06/26/2006           141,915
         61,178    NORDEA NORTH AMERICA INCORPORATED                                      4.89         05/15/2006            60,836
      1,698,493    NORTHERN ROCK PLC+/-                                                   4.63         04/21/2006         1,698,255
        127,282    NORTHERN ROCK PLC                                                      4.69         04/24/2006           126,928
      1,609,946    NORTHERN ROCK PLC+/-                                                   4.66         02/05/2007         1,609,962
        130,245    RACERS TRUST 2004-6-MM+/-                                              4.79         05/22/2006           130,263
         32,199    SCALDIS CAPITAL LIMITED                                                4.93         06/15/2006            31,882
        128,796    TANGO FINANCE CORPORATION                                              4.95         06/21/2006           127,423
        372,316    TANGO FINANCE CORPORATION SERIES MTN+/-                                4.87         10/25/2006           372,439
        186,142    TRAVELERS INSURANCE COMPANY+/-                                         4.77         02/09/2007           186,138
        804,973    UNICREDITO ITALIANO SERIES LIB+/-                                      4.70         03/09/2007           804,925
        804,973    UNICREDITO ITALIANO SERIES YCD+/-                                      4.47         04/03/2006           804,973
      1,223,559    US BANK NA SERIES BKNT+/-                                              4.66         07/28/2006         1,223,595
        321,989    WHISTLEJACKET CAPITAL LIMITED+/-                                       4.65         06/09/2006           321,989
         32,199    WHITE PINE FINANCE LLC                                                 4.64         04/18/2006            32,135
        160,995    WHITE PINE FINANCE LLC                                                 4.82         05/05/2006           160,309
        131,436    WHITE PINE FINANCE LLC                                                 4.84         05/25/2006           130,523
         98,915    WHITE PINE FINANCE LLC                                                 4.93         06/20/2006            97,874
        849,697    WHITE PINE FINANCE LLC                                                 4.93         06/22/2006           840,520
        804,973    WHITE PINE FINANCE LLC+/-                                              4.70         07/17/2006           804,973
        772,774    WHITE PINE FINANCE LLC SERIES MTN1+/-                                  4.81         06/12/2006           772,843

                                                                                                                         79,996,544
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $80,045,141)                                                               80,045,141
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 1.55%

SHARES

MUTUAL FUND - 1.45%
      5,844,883    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~&&                                                            5,844,883
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE   MATURITY DATE       VALUE
US TREASURY BILLS - 0.10%
$        85,000    US TREASURY BILL^#                                                     4.16%        05/11/2006   $        84,606
        315,000    US TREASURY BILL^#                                                     4.48         08/10/2006           309,885

                                                                                                                            394,491
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $6,239,455)                                                                            6,239,374
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $353,661,972)*                         119.31%                                                                $   480,506,179

OTHER ASSETS AND LIABILITIES, NET            (19.31)                                                                    (77,780,827)
                                             ------                                                                 ---------------

TOTAL NET ASSETS                             100.00%                                                                $   402,725,352
                                             ======                                                                 ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

&&    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $5,844,883.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.64%

APPAREL & ACCESSORY STORES - 1.83%
        136,000    CARTER'S INCORPORATED+                                                                           $     9,178,640
      1,451,600    WET SEAL INCORPORATED CLASS A+                                                                         9,653,140

                                                                                                                         18,831,780
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.83%
        615,400    QUIKSILVER INCORPORATED+                                                                               8,529,444
                                                                                                                    ---------------

BUSINESS SERVICES - 16.15%
        408,500    ACCESS INTEGRATED TECHNOLOGIES INCORPORATED+                                                           5,249,225
        145,400    ADMINISTAFF INCORPORATED                                                                               7,903,944
        664,400    CNET NETWORKS INCORPORATED+                                                                            9,441,124
        474,500    COGENT INCORPORATED+<<                                                                                 8,702,330
        892,500    EPICOR SOFTWARE CORPORATION+                                                                          11,986,275
        581,500    GERBER SCIENTIFIC INCORPORATED                                                                         6,012,710
        557,100    HUDSON HIGHLAND GROUP INCORPORATED+                                                                   10,551,474
        238,250    HYPERION SOLUTIONS CORPORATION+                                                                        7,766,950
      1,169,200    LIONBRIDGE TECHNOLOGIES INCORPORATED+                                                                  9,248,372
        207,600    MARCHEX INCORPORATED CLASS B+                                                                          4,463,400
        803,200    OPSWARE INCORPORATED+                                                                                  6,883,424
        837,040    PARAMETRIC TECHNOLOGY CORPORATION+                                                                    13,668,863
        421,800    PDF SOLUTIONS INCORPORATED+                                                                            7,980,456
        338,600    PERFICIENT INCORPORATED+                                                                               3,931,146
        782,000    QUEST SOFTWARE INCORPORATED+                                                                          13,059,400
      1,269,200    TIBCO SOFTWARE INCORPORATED+<<                                                                        10,610,512
        470,500    ULTIMATE SOFTWARE GROUP INCORPORATED+                                                                 12,162,425
        164,100    WEBEX COMMUNICATIONS INCORPORATED+                                                                     5,525,247
        427,400    WITNESS SYSTEMS INCORPORATED+                                                                         10,855,960

                                                                                                                        166,003,237
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 9.55%
        423,300    ALKERMES INCORPORATED+                                                                                 9,333,765
        567,300    CARDIOME PHARMA CORPORATION+                                                                           7,204,710
        425,300    CONNECTICS CORPORATION+                                                                                7,200,329
        543,000    ENCYSIVE PHARMACEUTICALS INCORPORATED+                                                                 2,655,270
        728,400    GENITOPE CORPORATION+                                                                                  6,337,080
        183,350    NEUROCRINE BIOSCIENCES INCORPORATED+                                                                  11,833,409
        328,400    NUVELO INCORPORATED+<<                                                                                 5,852,088
        515,200    ONYX PHARMACEUTICALS INCORPORATED+                                                                    13,529,152
        349,800    PDL BIOPHARMA INCORPORATED+<<                                                                         11,473,440
        997,500    SANTARUS INCORPORATED+<<                                                                               7,451,325
        599,900    SOLEXA INCORPORATED+<<                                                                                 5,987,002
        427,300    ZYMOGENETICS INCORPORATED+                                                                             9,238,226

                                                                                                                         98,095,796
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMUNICATIONS - 1.07%
        176,500    CHINA GRENTECH CORPORATION LIMITED ADR+                                                          $     3,018,150
      1,587,200    EXTREME NETWORKS INCORPORATED+                                                                         7,967,744

                                                                                                                         10,985,894
                                                                                                                    ---------------

COMPUTER SOFTWARE & SERVICES - 0.20%
        164,700    NESS TECHNOLOGIES INCORPORATED+                                                                        2,073,573
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.47%
        276,500    MORTON'S RESTAURANT GROUP INCORPORATED+                                                                4,805,570
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 0.73%
        253,500    CLEAN HARBORS INCORPORATED+                                                                            7,521,345
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 12.80%
        873,300    ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED+<<                                                         9,955,620
        523,300    ADVANCED ENERGY INDUSTRIES INCORPORATED+                                                               7,394,229
        242,300    ATHEROS COMMUNICATIONS INCORPORATED+                                                                   6,345,837
        281,300    DSP GROUP INCORPORATED+                                                                                8,160,513
      1,227,600    INTEGRATED DEVICE TECHNOLOGY INCORPORATED+                                                            18,242,136
        516,600    MATTSON TECHNOLOGY INCORPORATED+                                                                       6,199,200
        147,300    NICE SYSTEMS LIMITED SPONSORED ADR+                                                                    7,506,408
        211,200    ON TRACK INNOVATIONS LIMITED+<<                                                                        2,650,560
        599,400    OPENWAVE SYSTEMS INCORPORATED+                                                                        12,935,052
        372,100    OSI SYSTEMS INCORPORATED+                                                                              7,862,473
      1,176,700    PMC-SIERRA INCORPORATED+<<                                                                            14,461,643
        412,400    RADYNE COMSTREAME INCORPORATED+                                                                        6,586,028
        447,500    TEKELEC+                                                                                               6,188,925
        305,100    TESSERA TECHNOLOGIES INCORPORATED+                                                                     9,787,608
        260,100    VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES INCORPORATED+                                                7,303,608

                                                                                                                        131,579,840
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 5.46%
        219,200    CORE LABORATORIES NV+                                                                                 10,422,960
        305,000    DIGITAS INCORPORATED+                                                                                  4,392,000
        214,700    GEN-PROBE INCORPORATED+<<                                                                             11,834,264
        480,100    KERYX BIOPHARMACEUTICALS INCORPORATED+                                                                 9,174,711
        177,100    LIFECELL CORPORATION+                                                                                  3,993,605
        260,200    PHARMACEUTICAL PRODUCT DEVELOPMENT INCORPORATED                                                        9,005,522
        261,100    SYMYX TECHNOLOGIES INCORPORATED+                                                                       7,242,914

                                                                                                                         56,065,976
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.90%
        154,100    NCI BUILDING SYSTEMS INCORPORATED+<<                                                                   9,210,557
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 0.33%
        153,100    ALTUS PHARMACEUTICALS INCORPORATED+                                                                    3,357,483
                                                                                                                    ---------------

FURNITURE & FIXTURES - 1.06%
        643,200    LA-Z-BOY INCORPORATED                                                                                 10,934,400
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GENERAL MERCHANDISE STORES - 1.89%
        645,700    BIG LOTS INCORPORATED+                                                                           $     9,013,972
        154,600    BON TON STORES INCORPORATED<<                                                                          5,001,310
        370,100    RETAIL VENTURES INCORPORATED+                                                                          5,425,666

                                                                                                                         19,440,948
                                                                                                                    ---------------

HEALTH SERVICES - 2.72%
        258,500    COMMUNITY HEALTH SYSTEMS INCORPORATED+                                                                 9,344,775
      1,085,900    HUMAN GENOME SCIENCES INCORPORATED+<<                                                                 11,803,733
        430,600    VALEANT PHARMACEUTICALS INTERNATIONAL                                                                  6,825,010

                                                                                                                         27,973,518
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.39%
        362,800    CAPITAL LEASE FUNDING INCORPORATED                                                                     4,023,452
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.58%
        548,600    KNOLL INCORPORATED                                                                                    11,696,152
        798,500    RESTORATION HARDWARE INCORPORATED+                                                                     4,543,465

                                                                                                                         16,239,617
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.70%
        157,600    GAYLORD ENTERTAINMENT COMPANY+                                                                         7,151,888
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.09%
        715,300    NUANCE COMMUNICATIONS INCORPORATED+                                                                    8,447,693
        114,300    RACKABLE SYSTEMS INCORPORATED+<<                                                                       6,040,755
        481,100    SIGMA DESIGNS INCORPORATED+<<                                                                          7,019,249

                                                                                                                         21,507,697
                                                                                                                    ---------------

INSURANCE CARRIERS - 1.40%
        318,600    AXIS CAPITAL HOLDINGS LIMITED                                                                          9,526,140
        259,100    HEALTHSPRING INCORPORATED+<<                                                                           4,821,851

                                                                                                                         14,347,991
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 10.98%
        237,500    COHERENT INCORPORATED+<<                                                                               8,338,625
        202,200    DEXCOM INCORPORATED+<<                                                                                 4,098,594
        306,100    ESTERLINE TECHNOLOGIES CORPORATION+                                                                   13,085,775
        223,300    FORMFACTOR INCORPORATED+                                                                               8,780,156
        456,900    ILLUMINA INCORPORATED+                                                                                10,851,375
        768,500    INPUT OUTPUT INCORPORATED+<<                                                                           7,462,135
        264,500    INTEGRA LIFESCIENCES HOLDINGS+                                                                        10,839,210
      1,487,500    LTX CORPORATION+                                                                                       8,032,500
        240,000    NEXTEST SYSTEMS CORPORATION+                                                                           3,890,400
        155,900    NOVATEL INCORPORATED+                                                                                  5,748,033
        225,000    NUCRYST PHARMACEUTICALS CORPORATION+                                                                   2,335,500
        332,700    RUDOLPH TECHNOLOGIES INCORPORATED+                                                                     5,672,535
         94,200    SONOSITE INCORPORATED+                                                                                 3,828,288

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (CONTINUED)
        674,100    THORATEC LABS CORPORATION+                                                                       $    12,989,907
        348,600    WRIGHT MEDICAL GROUP INCORPORATED+                                                                     6,884,850

                                                                                                                        112,837,883
                                                                                                                    ---------------

METAL MINING - 1.17%
        784,700    NOVAGOLD RESOURCES INCORPORATED+<<                                                                    12,005,910
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 3.36%
        320,900    AC MOORE ARTS & CRAFTS INCORPORATED+                                                                   5,904,560
        397,900    CKX INCORPORATED+                                                                                      5,200,553
        480,500    DOLLAR TREE STORES INCORPORATED+<<                                                                    13,295,435
        249,800    WORLD FUEL SERVICES CORPORATION                                                                       10,101,912

                                                                                                                         34,502,460
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.37%
        566,311    CAPITALSOURCE INCORPORATED<<                                                                          14,089,818
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 5.54%
        272,400    BASIC ENERGY SERVICES INCORPORATED+                                                                    8,117,520
        385,700    BOIS D' ARC ENERGY INCORPORATED+                                                                       6,421,905
        248,800    BRONCO DRILLING COMPANY INCORPORATED+                                                                  6,543,440
      1,001,500    PETROHAWK ENERGY CORPORATION+                                                                         13,720,550
        231,500    PIONEER NATURAL RESOURCES COMPANY<<                                                                   10,243,875
        799,000    WARREN RESOURCES INCORPORATED+<<                                                                      11,905,100

                                                                                                                         56,952,390
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 1.84%
        125,500    CHAPARRAL STEEL COMPANY+                                                                               8,147,460
        196,900    RTI INTERNATIONAL METALS INCORPORATED+<<                                                              10,799,965

                                                                                                                         18,947,425
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.65%
        217,800    GENESEE & WYOMING INCORPORATED+                                                                        6,682,104
                                                                                                                    ---------------

SOCIAL SERVICES - 0.57%
        179,900    PROVIDENCE SERVICE CORPORATION+                                                                        5,850,348
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.26%
        233,800    APOGEE ENTERPRISES INCORPORATED                                                                        3,946,544
        621,700    US CONCRETE INCORPORATED+                                                                              8,989,782

                                                                                                                         12,936,326
                                                                                                                    ---------------

TEXTILE MILL PRODUCTS - 1.31%
        262,400    OXFORD INDUSTRIES INCORPORATED                                                                        13,416,512
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 2.43%
        120,300    ATLAS AIR WORLDWIDE HOLDINGS INCORPORATED+                                                             5,666,130
        182,300    CHC HELICOPTER CORPORATION                                                                             4,639,535

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TRANSPORTATION BY AIR (CONTINUED)
        527,600    REPUBLIC AIRWAYS HOLDINGS INCORPORATED+<<                                                        $     7,813,756
        170,500    US AIRWAYS GROUP INCORPORATED+<<                                                                       6,820,000

                                                                                                                         24,939,421
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 0.63%
        336,700    COMMERCIAL VEHICLE GROUP INCORPORATED+                                                                 6,468,007
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.64%
        246,600    HERBALIFE LIMITED+                                                                                     8,327,682
        286,100    NASH FINCH COMPANY                                                                                     8,554,390

                                                                                                                         16,882,072
                                                                                                                    ---------------

WHOLESALE TRADE DURABLE GOODS - 2.74%
        367,500    AVNET INCORPORATED+                                                                                    9,327,150
        318,900    CYTYC CORPORATION+<<                                                                                   8,986,602
        470,900    LKQ CORPORATION+                                                                                       9,799,429

                                                                                                                         28,113,181
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $820,281,439)                                                                               1,003,303,863
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 10.04%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
         35,616    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    35,616
         26,987    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           26,987

                                                                                                                             62,603
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 10.03%
$       373,305    AMERICAN GENERAL FINANCE CORPORATION+/-                                 4.78%       04/13/2007   $       373,458
        155,419    APRECO LLC                                                              4.62        05/15/2006           154,551
        340,164    APRECO LLC                                                              4.94        06/15/2006           336,813
        207,392    ASPEN FUNDING CORPORATION                                               4.92        04/03/2006           207,392
      2,073,918    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                         4.62        11/03/2006         2,073,918
        233,482    ATLAS CAPITAL FUNDING LIMITED                                           4.80        04/17/2006           233,050
        497,740    ATLAS CAPITAL FUNDING LIMITED                                           4.62        05/15/2006           494,958
      1,036,959    ATLAS CAPITAL FUNDING LIMITED+/-                                        4.80        10/20/2006         1,036,959
      1,036,959    ATLAS CAPITAL FUNDING LIMITED+/-                                        4.80        12/22/2006         1,036,959
        165,913    ATOMIUM FUNDING CORPORATION                                             4.53        04/12/2006           165,716
        143,888    BETA FINANCE INCORPORATED SERIES MTN+/-                                 4.88        06/02/2006           143,907
     20,656,225    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $20,664,711)                                            4.93        04/03/2006        20,656,225
        615,705    BUCKINGHAM CDO LLC++                                                    4.60        04/06/2006           615,459
      2,018,586    BUCKINGHAM CDO LLC                                                      4.82        04/21/2006         2,013,782
      1,036,959    BUCKINGHAM CDO LLC                                                      4.82        04/25/2006         1,033,942
      1,078,437    BUCKINGHAM II CDO LLC++                                                 4.83        04/25/2006         1,075,299
      4,147,836    BUCKINGHAM II CDO LLC                                                   4.83        04/26/2006         4,135,227

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,244,351    CAIRN HIGH GRADE FUNDING I                                              4.59%       04/06/2006   $     1,243,853
         99,548    CAIRN HIGH GRADE FUNDING I                                              4.71        04/26/2006            99,245
      1,742,091    CAIRN HIGH GRADE FUNDING I                                              4.83        04/27/2006         1,736,569
      1,036,959    CAIRN HIGH GRADE FUNDING I++                                            4.83        05/02/2006         1,032,988
        539,219    CAIRN HIGH GRADE FUNDING I                                              4.77        05/10/2006           536,566
      2,085,740    CEDAR SPRINGS CAPITAL COMPANY LLC                                       4.78        04/05/2006         2,085,197
        572,401    CEDAR SPRINGS CAPITAL COMPANY LLC                                       4.69        05/08/2006           569,734
        184,454    CEDAR SPRINGS CAPITAL COMPANY LLC                                       4.70        05/10/2006           183,547
        829,567    CEDAR SPRINGS CAPITAL COMPANY LLC                                       4.72        05/12/2006           825,262
        414,784    CEDAR SPRINGS CAPITAL COMPANY LLC                                       4.90        06/07/2006           411,146
      1,103,947    CEDAR SPRINGS CAPITAL COMPANY LLC++                                     4.92        06/12/2006         1,093,514
      2,281,310    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                    4.72        04/12/2006         2,281,310
        414,784    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                    4.75        04/18/2007           414,784
      1,460,038    CONSOLIDATED EDISON INCORPORATED                                        4.90        04/03/2006         1,460,038
        103,696    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                        4.81        04/13/2006           103,559
      1,285,829    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                      4.92        05/04/2006         1,285,186
      1,036,959    CULLINAN FINANCE CORPORATION+/-                                         4.71        11/15/2006         1,036,918
        829,567    DEER VALLEY FUNDING LLC++                                               4.51        04/10/2006           828,796
      1,059,980    DEER VALLEY FUNDING LLC                                                 4.81        04/17/2006         1,058,019
      2,527,152    DEER VALLEY FUNDING LLC                                                 4.83        04/19/2006         2,521,795
        539,219    DEER VALLEY FUNDING LLC                                                 4.80        05/03/2006           537,078
      2,073,918    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $2,074,754)                                             4.84        04/03/2006         2,073,918
      1,986,357    EIFFEL FUNDING LLC                                                      4.91        04/03/2006         1,986,357
        124,435    EIFFEL FUNDING LLC                                                      4.78        04/17/2006           124,205
      1,494,092    EUREKA SECURITIZATION INCORPORATED                                      4.88        05/16/2006         1,485,546
         34,178    GALLEON CAPITAL LLC                                                     4.65        04/03/2006            34,178
         62,218    GEMINI SECURITIZATION INCORPORATED                                      4.90        05/24/2006            61,794
        995,481    GOLDMAN SACHS GROUP INCORPORATED+/-                                     4.97        06/30/2006           995,481
      2,971,925    HARRIER FINANCE FUNDING LLC                                             4.62        04/03/2006         2,971,925
        663,654    ING USA ANNUITY & LIFE INSURANCE+/-                                     5.03        06/06/2006           663,654
      8,329,260    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $8,332,682)                                             4.93        04/03/2006         8,329,260
         53,922    K2 (USA) LLC                                                            4.63        05/02/2006            53,715
        191,837    K2 (USA) LLC SERIES MTN+/-                                              4.87        07/24/2006           191,885
        622,175    KAUPTHING BANK HF SERIES MTN+/-++                                       4.84        03/20/2007           622,051
         82,957    KLIO II FUNDING CORPORATION                                             4.58        04/05/2006            82,935
         99,963    KLIO III FUNDING CORPORATION                                            4.69        04/19/2006            99,751
         41,478    LEXINGTON PARKER CAPITAL CORPORATION                                    4.62        05/02/2006            41,320
        157,452    LEXINGTON PARKER CAPITAL CORPORATION                                    4.69        05/10/2006           156,677
      1,036,959    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                  4.81        05/26/2006         1,037,021
         82,957    LINKS FINANCE LLC SERIES MTN1+/-                                        4.68        09/12/2006            82,958
        248,870    LIQUID FUNDING LIMITED+/-                                               4.94        04/24/2006           248,880
        954,002    LIQUID FUNDING LIMITED+/-                                               4.71        08/14/2006           954,002
        622,175    LIQUID FUNDING LIMITED+/-                                               4.61        12/01/2006           622,175
        248,870    LIQUID FUNDING LIMITED SERIES MTN+/-                                    4.83        02/20/2007           248,858
        414,784    MBIA GLOBAL FUNDING LLC+/-                                              4.78        02/20/2007           414,759

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     2,084,288    MERRILL LYNCH & COMPANY SERIES MTN+/-                                   4.80%       10/27/2006   $     2,085,851
      1,244,351    MORGAN STANLEY+/-                                                       4.94        10/10/2006         1,244,351
        191,837    MORGAN STANLEY SERIES EXL+/-                                            4.78        08/13/2010           191,889
        714,216    MORTGAGE INTEREST NET TRUST                                             4.68        04/03/2006           714,216
        937,411    MORTGAGE INTEREST NET TRUST                                             4.78        05/03/2006           933,690
         41,478    NATIONWIDE BUILDING SOC+/-                                              4.74        07/21/2006            41,498
        914,722    NEWPORT FUNDING CORPORATION                                             4.92        04/03/2006           914,722
      1,255,923    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               4.78        04/03/2006         1,255,923
      1,451,743    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                 4.68        04/04/2006         1,451,554
        184,911    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                 4.93        06/26/2006           182,814
         78,809    NORDEA NORTH AMERICA INCORPORATED                                       4.89        05/15/2006            78,368
      2,187,984    NORTHERN ROCK PLC+/-                                                    4.63        04/21/2006         2,187,677
        163,964    NORTHERN ROCK PLC                                                       4.69        04/24/2006           163,508
      2,073,918    NORTHERN ROCK PLC+/-                                                    4.66        02/05/2007         2,073,939
        167,780    RACERS TRUST 2004-6-MM+/-                                               4.79        05/22/2006           167,804
         41,478    SCALDIS CAPITAL LIMITED                                                 4.93        06/15/2006            41,070
        165,913    TANGO FINANCE CORPORATION                                               4.95        06/21/2006           164,145
        479,614    TANGO FINANCE CORPORATION SERIES MTN+/-                                 4.87        10/25/2006           479,773
        239,786    TRAVELERS INSURANCE COMPANY+/-                                          4.77        02/09/2007           239,782
      1,036,959    UNICREDITO ITALIANO SERIES LIB+/-                                       4.70        03/09/2007         1,036,897
      1,036,959    UNICREDITO ITALIANO SERIES YCD+/-                                       4.47        04/03/2006         1,036,959
      1,576,178    US BANK NA SERIES BKNT+/-                                               4.66        07/28/2006         1,576,225
        414,784    WHISTLEJACKET CAPITAL LIMITED+/-                                        4.65        06/09/2006           414,784
         41,478    WHITE PINE FINANCE LLC                                                  4.64        04/18/2006            41,396
        207,392    WHITE PINE FINANCE LLC                                                  4.82        05/05/2006           206,508
        169,315    WHITE PINE FINANCE LLC                                                  4.84        05/25/2006           168,138
        127,422    WHITE PINE FINANCE LLC                                                  4.93        06/20/2006           126,080
      1,094,573    WHITE PINE FINANCE LLC                                                  4.93        06/22/2006         1,082,751
      1,036,959    WHITE PINE FINANCE LLC+/-                                               4.70        07/17/2006         1,036,959
        995,481    WHITE PINE FINANCE LLC SERIES MTN1+/-                                   4.81        06/12/2006           995,570

                                                                                                                        103,050,865
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $103,113,468)                                                             103,113,468
                                                                                                                    ---------------

SHARES

WARRANTS - 0.00%
         36,152   TIMCO AVIATION SERVICES INCORPORATED+(A)                                                                        5
TOTAL WARRANTS (COST $0)                                                                                                          5
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 3.71%
     38,116,747    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~&&                                                      $    38,116,747
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $38,116,747)                                                                          38,116,747
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $961,511,654)*                                        111.39%                                                 $ 1,144,534,083

OTHER ASSETS AND LIABILITIES, NET                           (11.39)                                                    (117,006,457)
                                                            ------                                                  ---------------

TOTAL NET ASSETS                                            100.00%                                                 $ 1,027,527,626
                                                            ======                                                  ===============


+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

&&    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $38,116,747.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 95.89%

APPAREL & ACCESSORY STORES - 4.00%
        254,930    AEROPOSTALE INCORPORATED+                                                                        $     7,688,689
        209,200    CACHE INCORPORATED+                                                                                    3,836,728
        242,390    DSW INCORPORATED+<<                                                                                    7,591,655
        400,510    HOT TOPIC INCORPORATED+                                                                                5,807,395

                                                                                                                         24,924,467
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.93%
        172,170    MARINEMAX INCORPORATED+<<                                                                              5,771,138
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 1.12%
        154,046    DOLLAR THRIFTY AUTOMOTIVE GROUP INCORPORATED+                                                          6,993,688
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 2.29%
        277,760    PERINI CORPORATION+<<                                                                                  8,435,571
        210,150    WCI COMMUNITIES INCORPORATED+<<                                                                        5,846,373

                                                                                                                         14,281,944
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.62%
        168,990    BUILDERS FIRSTSOURCE INCORPORATED+                                                                     3,837,763
                                                                                                                    ---------------

BUSINESS SERVICES - 6.65%
        182,270    ASSET ACCEPTANCE CAPITAL CORPORATION+                                                                  3,548,797
        283,320    AVOCENT CORPORATION+                                                                                   8,992,577
        365,090    BISYS GROUP INCORPORATED+                                                                              4,921,413
        286,990    NCO GROUP INCORPORATED+                                                                                6,816,013
        302,580    RENT-A-CENTER INCORPORATED+                                                                            7,743,022
        261,540    SYNNEX CORPORATION+                                                                                    4,854,182
        191,000    TAL INTERNATIONAL GROUP INCORPORATED+<<                                                                4,605,010

                                                                                                                         41,481,014
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 5.22%
        457,220    CF INDUSTRIES HOLDINGS INCORPORATED<<                                                                  7,768,168
        128,510    CYTEC INDUSTRIES INCORPORATED                                                                          7,711,885
         95,410    DIAGNOSTIC PRODUCTS CORPORATION                                                                        4,544,378
        234,880    FIRST HORIZON PHARMACEUTICAL CORPORATION+<<                                                            5,921,325
        541,380    PRESTIGE BRANDS HOLDINGS INCORPORATED+                                                                 6,588,595

                                                                                                                         32,534,351
                                                                                                                    ---------------

COMMUNICATIONS - 3.33%
      1,505,380    CINCINNATI BELL INCORPORATED+<<                                                                        6,804,318
        332,290    IOWA TELECOMMUNICATIONS SERVICES INCORPORATED                                                          6,340,093
        580,200    VALOR COMMUNICATIONS GROUP INCORPORATED                                                                7,635,432

                                                                                                                         20,779,843
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 11.23%
        512,120    BANKATLANTIC BANCORP INCORPORATED CLASS A                                                              7,369,407
        347,590    COMMERCIAL CAPITAL BANCORPORATION INCORPORATED                                                         4,887,115
        129,480    CULLEN FROST BANKERS INCORPORATED                                                                      6,959,550

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
        328,050    DIME COMMUNITY BANCSHARES                                                                        $     4,714,079
        130,110    FIRST REPUBLIC BANK                                                                                    4,920,760
        303,940    FRANKLIN BANK CORPORATION+                                                                             5,844,766
        145,460    INVESTORS FINANCIAL SERVICES CORPORATION<<                                                             6,817,710
        162,740    PFF BANCORP INCORPORATED                                                                               5,485,966
        351,630    PROVIDENT FINANCIAL SERVICES INCORPORATED                                                              6,364,503
        213,560    SOUTH FINANCIAL GROUP INCORPORATED                                                                     5,584,594
        236,800    SUSQUEHANNA BANCSHARES INCORPORATED                                                                    6,102,336
        173,680    UMPQUA HOLDINGS CORPORATION                                                                            4,949,880

                                                                                                                         70,000,666
                                                                                                                    ---------------

EATING & DRINKING PLACES - 3.22%
        720,410    CKE RESTAURANTS INCORPORATED<<                                                                        12,535,134
        213,800    LANDRY'S RESTAURANTS INCORPORATED<<                                                                    7,553,554

                                                                                                                         20,088,688
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 0.73%
        205,000    CLECO CORPORATION                                                                                      4,577,651

                                                                                                                          4,577,651
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 7.80%
        432,100    AMIS HOLDINGS INCORPORATED+                                                                            3,914,826
        314,600    FAIRCHILD SEMICONDUCTOR INTERNATIONAL INCORPORATED+<<                                                  5,999,422
        723,590    GRAFTECH INTERNATIONAL LIMITED+                                                                        4,413,899
        439,030    GSI LUMONICS INCORPORATED+                                                                             4,851,282
        271,770    HUTCHINSON TECHNOLOGY INCORPORATED+<<                                                                  8,199,301
        360,850    MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                 5,845,770
        345,600    PHOTRONICS INCORPORATED+                                                                               6,483,456
        183,910    PORTALPLAYER INCORPORATED+<<                                                                           4,088,319
        232,500    WESTAR ENERGY INCORPORATED                                                                             4,838,325

                                                                                                                         48,634,600
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.42%
        136,640    LECG CORPORATION+                                                                                      2,633,053
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.91%
        574,990    JACUZZI BRANDS INCORPORATED+                                                                           5,652,152
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.54%
        582,470    HERCULES INCORPORATED+                                                                                 8,038,086
         87,720    PREMIUM STANDARD FARMS INCORPORATED                                                                    1,539,486

                                                                                                                          9,577,572
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.92%
        233,600    FURNITURE BRANDS INTERNATIONAL INCORPORATED<<                                                          5,725,536
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HEALTH SERVICES - 2.80%
        174,780    APRIA HEALTHCARE GROUP INCORPORATED+                                                             $     4,016,444
        125,160    GENESIS HEALTHCARE CORPORATION+                                                                        5,499,530
        196,650    MAGELLAN HEALTH SERVICES INCORPORATED+                                                                 7,958,426

                                                                                                                         17,474,400
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 7.74%
        251,870    AMERICAN CAMPUS COMMUNITIES                                                                            6,525,952
        271,460    BIOMED REALTY TRUST INCORPORATED                                                                       8,046,074
        236,690    EQUITY ONE INCORPORATED                                                                                5,813,106
        347,690    FELCOR LODGING TRUST INCORPORATED<<                                                                    7,336,259
        363,730    STRATEGIC HOTELS & RESORTS INCORPORATED                                                                8,467,635
        236,160    SUNSTONE HOTEL INVESTORS INCORPORATED                                                                  6,841,555
        259,820    U-STORE-IT TRUST                                                                                       5,235,373

                                                                                                                         48,265,954
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.87%
        315,690    COST PLUS INCORPORATED+<<                                                                              5,398,299
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.95%
        130,820    GAYLORD ENTERTAINMENT COMPANY+<<                                                                       5,936,612
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.48%
        340,700    AGCO CORPORATION+<<                                                                                    7,066,118
        620,430    DOT HILL SYSTEMS CORPORATION+                                                                          4,405,053
        479,060    EMULEX CORPORATION+                                                                                    8,187,136
        313,852    SPARTECH CORPORATION                                                                                   7,532,448
        215,390    TIMKEN COMPANY                                                                                         6,950,635

                                                                                                                         34,141,390
                                                                                                                    ---------------

INSURANCE CARRIERS - 5.73%
        391,950    AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY<<                                                      5,620,563
        155,560    ARGONAUT GROUP INCORPORATED+                                                                           5,530,158
        178,650    ASSURED GUARANTY LIMITED                                                                               4,466,250
        117,340    INFINITY PROPERTY & CASUALTY CORPORATION                                                               4,897,771
        161,600    MOLINA HEALTHCARE INCORPORATED+                                                                        5,408,752
        182,630    PLATINUM UNDERWRITERS HOLDINGS LIMITED<<                                                               5,314,533
        292,090    UNIVERSAL AMERICAN FINANCIAL CORPORATION+                                                              4,498,186

                                                                                                                         35,736,213
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.56%
        167,200    ARMOR HOLDINGS INCORPORATED+                                                                           9,746,088
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 0.77%
        222,200    SPECTRUM BRANDS INCORPORATED+<<                                                                        4,826,184
                                                                                                                    ---------------

OIL & GAS - 0.67%
        324,220    COMPTON PETROLEUM CORPORATION+<<                                                                       4,162,985
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
OIL & GAS EXTRACTION - 1.86%
        277,480    BRIGHAM EXPLORATION COMPANY+                                                                     $     2,430,725
        402,970    KEY ENERGY SERVICES INCORPORATED+                                                                      6,145,292
         52,610    OCEANEERING INTERNATIONAL INCORPORATED+                                                                3,014,553

                                                                                                                         11,590,570
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.33%
        218,450    XERIUM TECHNOLOGIES INCORPORATED                                                                       2,051,245
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 1.32%
        270,840    GENERAL CABLE CORPORATION+                                                                             8,214,577
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.76%
        380,230    JOURNAL COMMUNICATIONS INCORPORATED CLASS A                                                            4,714,852
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.67%
        222,350    COLUMBIA EQUITY TRUST INCORPORATED                                                                     3,908,913
        148,200    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST                                                              6,520,800

                                                                                                                         10,429,713
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.88%
        280,550    APPLIED FILMS CORPORATION+                                                                             5,451,086
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.04%
        175,230    CABOT MICROELECTRONICS CORPORATION+<<                                                                  6,501,033
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 5.61%
        319,280    AFTERMARKET TECHNOLOGY CORPORATION+                                                                    7,218,921
        171,820    AMERICAN AXLE AND MANAUFACTURING HOLDINGS<<                                                            2,943,277
        388,390    ARVIN INDUSTRIES INCORPORATED<<                                                                        5,790,895
        449,150    FLEETWOOD ENTERPRISES INCORPORATED+<<                                                                  5,017,005
        380,960    ORBITAL SCIENCES CORPORATION+<<                                                                        6,026,787
        368,930    TENNECO AUTOMOTIVE INCORPORATED+                                                                       8,002,092

                                                                                                                         34,998,977
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 1.02%
        153,970    GATX CORPORATION                                                                                       6,357,422
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.29%
        258,010    PERFORMANCE FOOD GROUP COMPANY+<<                                                                      8,047,332
                                                                                                                    ---------------

WHOLESALE TRADE DURABLE GOODS - 2.61%
        269,030    ADESA INCORPORATED                                                                                     7,193,862
        228,870    INTERLINE BRANDS INCORPORATED+                                                                         5,774,390
        221,880    WEST MARINE INCORPORATED+<<                                                                            3,330,419

                                                                                                                         16,298,671
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $508,444,752)                                                                                 597,837,729
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COLLATERAL FOR SECURITIES LENDING - 20.42%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
         43,973    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                           $        43,973
         33,320    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           33,320

                                                                                                                             77,293
                                                                                                                    ---------------

PRINCIPAL                                                                           INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 20.41%
$       460,903    AMERICAN GENERAL FINANCE CORPORATION+/-                               4.78%         04/13/2007           461,092
        191,889    APRECO LLC                                                            4.62          05/15/2006           190,817
        419,985    APRECO LLC                                                            4.94          06/15/2006           415,848
        256,057    ASPEN FUNDING CORPORATION                                             4.92          04/03/2006           256,057
      2,560,573    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                       4.62          11/03/2006         2,560,573
        288,269    ATLAS CAPITAL FUNDING LIMITED                                         4.80          04/17/2006           287,736
        614,538    ATLAS CAPITAL FUNDING LIMITED                                         4.62          05/15/2006           611,102
      1,280,287    ATLAS CAPITAL FUNDING LIMITED+/-                                      4.80          10/20/2006         1,280,287
      1,280,287    ATLAS CAPITAL FUNDING LIMITED+/-                                      4.80          12/22/2006         1,280,287
        204,846    ATOMIUM FUNDING CORPORATION                                           4.53          04/12/2006           204,602
        177,653    BETA FINANCE INCORPORATED SERIES MTN+/-                               4.88          06/02/2006           177,676
     25,503,311    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $25,513,789)                                          4.93          04/03/2006        25,503,311
        760,183    BUCKINGHAM CDO LLC++                                                  4.60          04/06/2006           759,879
      2,492,257    BUCKINGHAM CDO LLC                                                    4.82          04/21/2006         2,486,326
      1,280,287    BUCKINGHAM CDO LLC                                                    4.82          04/25/2006         1,276,561
      1,331,498    BUCKINGHAM II CDO LLC++                                               4.83          04/25/2006         1,327,624
      5,121,147    BUCKINGHAM II CDO LLC                                                 4.83          04/26/2006         5,105,578
      1,536,344    CAIRN HIGH GRADE FUNDING I                                            4.59          04/06/2006         1,535,729
        122,908    CAIRN HIGH GRADE FUNDING I                                            4.71          04/26/2006           122,534
      2,150,882    CAIRN HIGH GRADE FUNDING I                                            4.83          04/27/2006         2,144,063
      1,280,287    CAIRN HIGH GRADE FUNDING I++                                          4.83          05/02/2006         1,275,383
        665,749    CAIRN HIGH GRADE FUNDING I                                            4.77          05/10/2006           662,474
      2,575,169    CEDAR SPRINGS CAPITAL COMPANY LLC                                     4.78          04/05/2006         2,574,499
        706,718    CEDAR SPRINGS CAPITAL COMPANY LLC                                     4.69          05/08/2006           703,425
        227,737    CEDAR SPRINGS CAPITAL COMPANY LLC                                     4.70          05/10/2006           226,617
      1,024,229    CEDAR SPRINGS CAPITAL COMPANY LLC                                     4.72          05/12/2006         1,018,914
        512,115    CEDAR SPRINGS CAPITAL COMPANY LLC                                     4.90          06/07/2006           507,623
      1,362,993    CEDAR SPRINGS CAPITAL COMPANY LLC++                                   4.92          06/12/2006         1,350,113
      2,816,631    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                  4.72          04/12/2006         2,816,631
        512,115    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                  4.75          04/18/2007           512,115
      1,802,644    CONSOLIDATED EDISON INCORPORATED                                      4.90          04/03/2006         1,802,644
        128,029    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                      4.81          04/13/2006           127,860
      1,587,555    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                    4.92          05/04/2006         1,586,762
      1,280,287    CULLINAN FINANCE CORPORATION+/-                                       4.71          11/15/2006         1,280,235
      1,024,229    DEER VALLEY FUNDING LLC++                                             4.51          04/10/2006         1,023,277
      1,308,709    DEER VALLEY FUNDING LLC                                               4.81          04/17/2006         1,306,288
      3,120,161    DEER VALLEY FUNDING LLC                                               4.83          04/19/2006         3,113,546
        665,749    DEER VALLEY FUNDING LLC                                               4.80          05/03/2006           663,106

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     2,560,573    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $2,561,606)                                             4.84%       04/03/2006   $     2,560,573
      2,452,466    EIFFEL FUNDING LLC                                                      4.91        04/03/2006         2,452,466
        153,634    EIFFEL FUNDING LLC                                                      4.78        04/17/2006           153,350
      1,844,688    EUREKA SECURITIZATION INCORPORATED                                      4.88        05/16/2006         1,834,137
         42,198    GALLEON CAPITAL LLC                                                     4.65        04/03/2006            42,198
         76,817    GEMINI SECURITIZATION INCORPORATED                                      4.90        05/24/2006            76,294
      1,229,075    GOLDMAN SACHS GROUP INCORPORATED+/-                                     4.97        06/30/2006         1,229,075
      3,669,302    HARRIER FINANCE FUNDING LLC                                             4.62        04/03/2006         3,669,302
        819,383    ING USA ANNUITY & LIFE INSURANCE+/-                                     5.03        06/06/2006           819,383
     10,283,762    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $10,287,987)                                            4.93        04/03/2006        10,283,762
         66,575    K2 (USA) LLC                                                            4.63        05/02/2006            66,320
        236,853    K2 (USA) LLC SERIES MTN+/-                                              4.87        07/24/2006           236,912
        768,172    KAUPTHING BANK HF SERIES MTN+/-++                                       4.84        03/20/2007           768,018
        102,423    KLIO II FUNDING CORPORATION                                             4.58        04/05/2006           102,396
        123,420    KLIO III FUNDING CORPORATION                                            4.69        04/19/2006           123,158
         51,211    LEXINGTON PARKER CAPITAL CORPORATION                                    4.62        05/02/2006            51,015
        194,399    LEXINGTON PARKER CAPITAL CORPORATION                                    4.69        05/10/2006           193,442
      1,280,287    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                  4.81        05/26/2006         1,280,364
        102,423    LINKS FINANCE LLC SERIES MTN1+/-                                        4.68        09/12/2006           102,424
        307,269    LIQUID FUNDING LIMITED+/-                                               4.94        04/24/2006           307,281
      1,177,864    LIQUID FUNDING LIMITED+/-                                               4.71        08/14/2006         1,177,864
        768,172    LIQUID FUNDING LIMITED+/-                                               4.61        12/01/2006           768,172
        307,269    LIQUID FUNDING LIMITED SERIES MTN+/-                                    4.83        02/20/2007           307,253
        512,115    MBIA GLOBAL FUNDING LLC+/-                                              4.78        02/20/2007           512,084
      2,573,376    MERRILL LYNCH & COMPANY SERIES MTN+/-                                   4.80        10/27/2006         2,575,306
      1,536,344    MORGAN STANLEY+/-                                                       4.94        10/10/2006         1,536,344
        236,853    MORGAN STANLEY SERIES EXL+/-                                            4.78        08/13/2010           236,917
        881,810    MORTGAGE INTEREST NET TRUST                                             4.68        04/03/2006           881,810
      1,157,379    MORTGAGE INTEREST NET TRUST                                             4.78        05/03/2006         1,152,784
         51,211    NATIONWIDE BUILDING SOC+/-                                              4.74        07/21/2006            51,236
      1,129,367    NEWPORT FUNDING CORPORATION                                             4.92        04/03/2006         1,129,367
      1,550,632    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               4.78        04/03/2006         1,550,632
      1,792,401    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                 4.68        04/04/2006         1,792,168
        228,301    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                 4.93        06/26/2006           225,712
         97,302    NORDEA NORTH AMERICA INCORPORATED                                       4.89        05/15/2006            96,758
      2,701,405    NORTHERN ROCK PLC+/-                                                    4.63        04/21/2006         2,701,027
        202,439    NORTHERN ROCK PLC                                                       4.69        04/24/2006           201,876
      2,560,573    NORTHERN ROCK PLC+/-                                                    4.66        02/05/2007         2,560,599
        207,150    RACERS TRUST 2004-6-MM+/-                                               4.79        05/22/2006           207,179
         51,211    SCALDIS CAPITAL LIMITED                                                 4.93        06/15/2006            50,707
        204,846    TANGO FINANCE CORPORATION                                               4.95        06/21/2006           202,662
        592,158    TANGO FINANCE CORPORATION SERIES MTN+/-                                 4.87        10/25/2006           592,354
        296,053    TRAVELERS INSURANCE COMPANY+/-                                          4.77        02/09/2007           296,048
      1,280,287    UNICREDITO ITALIANO SERIES LIB+/-                                       4.70        03/09/2007         1,280,210
      1,280,287    UNICREDITO ITALIANO SERIES YCD+/-                                       4.47        04/03/2006         1,280,287

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,946,036    US BANK NA SERIES BKNT                                                  4.66%       07/28/2006   $     1,946,094
        512,115    WHISTLEJACKET CAPITAL LIMITED+/-                                        4.65        06/09/2006           512,115
         51,211    WHITE PINE FINANCE LLC                                                  4.64        04/18/2006            51,110
        256,057    WHITE PINE FINANCE LLC                                                  4.82        05/05/2006           254,967
        209,045    WHITE PINE FINANCE LLC                                                  4.84        05/25/2006           207,592
        157,322    WHITE PINE FINANCE LLC                                                  4.93        06/20/2006           155,665
      1,351,419    WHITE PINE FINANCE LLC                                                  4.93        06/22/2006         1,336,824
      1,280,287    WHITE PINE FINANCE LLC+/-                                               4.70        07/17/2006         1,280,287
      1,229,075    WHITE PINE FINANCE LLC SERIES MTN1+/-                                   4.81        06/12/2006         1,229,186

                                                                                                                        127,232,260
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $127,309,553)                                                             127,309,553
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 2.87%
     17,884,513    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~&&                                                           17,884,513
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $17,884,513)                                                                          17,884,513
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $653,638,818)*                                        119.18%                                                 $   743,031,795
OTHER ASSETS AND LIABILITIES, NET                           (19.18)                                                    (119,554,444)
                                                            ------                                                  ---------------

TOTAL NET ASSETS                                            100.00%                                                 $   623,477,351
                                                            ======                                                  ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

&&    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $17,884,513.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 96.94%

ADVERTISING - 0.88%
        107,600    CENVEO INCORPORATED+                                                                             $     1,784,008
                                                                                                                    ---------------

AGRICULTURAL PRODUCTION CROPS - 1.78%
        119,600    DELTA & PINE LAND COMPANY                                                                              3,607,136
                                                                                                                    ---------------

AMUSEMENT & RECREATION SERVICES - 3.17%
        334,900    LAKES ENTERTAINMENT INCORPORATED+                                                                      3,643,712
        251,600    WESTWOOD ONE INCORPORATED                                                                              2,777,664

                                                                                                                          6,421,376
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 1.30%
         50,400    CHARLOTTE RUSSE HOLDING INCORPORATED+                                                                  1,078,560
         39,600    THE CATO CORPORATION CLASS A                                                                             944,856
         90,800    WET SEAL INCORPORATED CLASS A+                                                                           603,820

                                                                                                                          2,627,236
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 1.26%
         58,900    CUTTER & BUCK INCORPORATED                                                                               708,567
         52,100    GYMBOREE CORPORATION+                                                                                  1,356,684
         35,200    MAIDENFORM BRANDS INCORPORATED+                                                                          387,552
          1,100    RUSSELL CORPORATION                                                                                       15,180
          5,000    TOMMY HILFIGER CORPORATION+                                                                               82,350

                                                                                                                          2,550,333
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.35%
         19,100    MONRO MUFFLER BRAKE INCORPORATED                                                                         709,374
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.56%
         17,500    LEVITT CORPORATION CLASS A                                                                               385,700
         24,400    PERINI CORPORATION+                                                                                      741,028

                                                                                                                          1,126,728
                                                                                                                    ---------------

BUSINESS SERVICES - 10.32%
        116,800    ANSWERTHINK CONSULTING GROUP INCORPORATED+                                                               751,024
        194,200    APAC TELESERVICES INCORPORATED+                                                                          429,182
         69,000    BISYS GROUP INCORPORATED+                                                                                930,120
        143,800    BORELAND SOFTWARE CORPORATION+                                                                           776,520
         42,800    BSQUARE CORPORATION+                                                                                     125,832
        351,600    CIBER INCORPORATED+                                                                                    2,243,208
         21,100    ELECTRO RENT CORPORATION+                                                                                358,700
          7,600    FIRSTSERVICE CORPORATION+                                                                                186,884
         60,200    GSE SYSTEMS INCORPORATED+                                                                                105,350
         60,700    HEALTHCARE SERVICES GROUP                                                                              1,296,552
         71,900    HMS HOLDINGS CORPORATION+                                                                                629,125
         39,000    HUMMINGBIRD LIMITED+                                                                                     925,860
         68,100    INDUS INTERNATIONAL INCORPORATED+                                                                        247,884
         64,800    JDA SOFTWARE GROUP INCORPORATED+                                                                         935,712
         90,000    KEANE INCORPORATED+                                                                                    1,417,500

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
         77,600    LIONBRIDGE TECHNOLOGIES INCORPORATED+                                                            $       613,816
        289,400    MIDWAY GAMES INCORPORATED+                                                                             2,668,268
         47,100    MRO SOFTWARE INCORPORATED+                                                                               751,716
         35,200    MSC.SOFTWARE CORPORATION                                                                                 702,240
         97,400    OPEN TEXT CORPORATION+                                                                                 1,600,282
         50,400    PLATO LEARNING INCORPORATED+                                                                             478,296
            200    S1 CORPORATION+                                                                                            1,008
         30,200    SPSS INCORPORATED+                                                                                       956,132
         87,200    SUPPORTSOFT INCORPORATED+                                                                                386,296
         62,100    TAKE-TWO INTERACTIVE SOFTWARE INCORPORATED+                                                            1,158,786
         40,400    WATCHGUARD TECHNOLOGIES INCORPORATED+                                                                    206,040

                                                                                                                         20,882,333
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 4.72%
        111,600    CAMBREX CORPORATION                                                                                    2,180,664
         39,600    ELIZABETH ARDEN INCORPORATED+                                                                            923,472
         78,700    IMCLONE SYSTEMS INCORPORATED+                                                                          2,677,374
        125,000    LANDEC CORPORATION+                                                                                      997,500
         25,300    SERACARE LIFE SCIENCES INCORPORATED+(A)                                                                   93,610
      1,170,000    XOMA LIMITED+                                                                                          2,679,300

                                                                                                                          9,551,920
                                                                                                                    ---------------

COMMUNICATIONS - 5.33%
        212,500    CUMULUS MEDIA INCORPORATED CLASS A+                                                                    2,392,750
         16,000    ESCHELON TELECOM INCORPORATED+                                                                           251,680
        225,200    MASTEC INCORPORATED+                                                                                   3,191,084
        102,700    PREMIERE GLOBAL SERVICES INCORPORATED+                                                                   826,735
        133,200    RADIO ONE INCORPORATED CLASS D+                                                                          993,672
         69,100    REGENT COMMUNICATIONS INCORPORATED+                                                                      318,551
        507,200    SPANISH BROADCASTING SYSTEM INCORPORATED+                                                              2,804,816

                                                                                                                         10,779,288
                                                                                                                    ---------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 0.39%
         20,800    COMFORT SYSTEMS USA INCORPORATED                                                                         280,800
         19,300    INSITUFORM TECHNOLOGIES INCORPORATED CLASS A+                                                            513,380

                                                                                                                            794,180
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 0.65%
         14,800    FIRST FINANCIAL BANCORP                                                                                  246,272
         14,300    MIDWEST BANC HOLDINGS INCORPORATED                                                                       370,942
         24,400    PLACER SIERRA BANCSHARES                                                                                 696,620

                                                                                                                          1,313,834
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.26%
         68,600    BUCA INCORPORATED+                                                                                       347,802
         19,400    RUBIO'S RESTAURANTS INCORPORATED+                                                                        183,912

                                                                                                                            531,714
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
EDUCATIONAL SERVICES - 1.28%
        151,600    CORINTHIAN COLLEGES INCORPORATED+                                                                $     2,183,040
         32,800    LEARNING TREE INTERNATIONAL INCORPORATED+                                                                397,536

                                                                                                                          2,580,576
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.28%
        216,500    CASELLA WASTE SYSTEMS INCORPORATED CLASS A+                                                            3,076,465
         32,000    CLEAN HARBORS INCORPORATED+                                                                              949,440
            500    IDACORP INCORPORATED                                                                                      16,260
        113,200    PLUG POWER INCORPORATED+                                                                                 566,000

                                                                                                                          4,608,165
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 6.18%
         78,200    ADAPTEC INCORPORATED+                                                                                    432,446
        483,100    C-COR INCORPORATED+                                                                                    4,222,294
         31,100    DIODES INCORPORATED+                                                                                   1,290,650
         26,900    ESS TECHNOLOGY INCORPORATED+                                                                              89,308
        198,000    FUELCELL ENERGY INCORPORATED+                                                                          2,271,060
         25,200    INTER-TEL INCORPORATED                                                                                   540,288
        105,900    MAGNETEK INCORPORATED+                                                                                   420,423
         85,500    MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                 1,385,100
         18,700    METHODE ELECTRONICS INCORPORATED                                                                         203,643
        105,100    PEMSTAR INCORPORATED+                                                                                    217,557
         32,800    UNIVERSAL ELECTRS INCORPORATED+                                                                          580,560
         51,000    WOODHEAD INDUSTRIES INCORPORATED                                                                         846,600

                                                                                                                         12,499,929
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.70%
        151,200    DIVERSA CORPORATION+                                                                                   1,377,432
          3,100    TRIMERIS INCORPORATED+                                                                                    41,881

                                                                                                                          1,419,313
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.49%
         38,600    MATERIAL SCIENCES CORPORATION+                                                                           466,288
          2,200    VALMONT INDUSTRIES INCORPORATED                                                                           92,488
         15,600    WATER PIK TECHNOLOGIES INCORPORATED+                                                                     432,276

                                                                                                                            991,052
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 4.80%
        267,000    DEL MONTE FOODS COMPANY                                                                                3,166,620
        243,600    HERCULES INCORPORATED+                                                                                 3,361,680
        108,459    TOOTSIE ROLL INDUSTRIES INCORPORATED                                                                   3,174,595

                                                                                                                          9,702,895
                                                                                                                    ---------------

FOOD STORES - 0.72%
         21,100    INGLES MARKETS INCORPORATED CLASS A                                                                      376,002
         53,300    WILD OATS MARKETS INCORPORATED+                                                                        1,083,589

                                                                                                                          1,459,591
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FURNITURE & FIXTURES - 0.14%
         19,300    KIMBALL INTERNATIONAL INCORPORATED CLASS B                                                       $       290,272
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.58%
         55,500    GANDER MOUNTAIN COMPANY+                                                                                 522,810
         44,600    RETAIL VENTURES INCORPORATED+                                                                            653,836

                                                                                                                          1,176,646
                                                                                                                    ---------------

HEALTH SERVICES - 2.91%
         24,500    AMERICA SERVICE GROUP INCORPORATED+                                                                      319,235
         62,700    CARDIAC SCIENCE CORPORATION+                                                                             572,451
         57,300    FIVE STAR QUALITY CARE INCORPORATED+                                                                     623,997
        910,300    HOOPER HOLMES INCORPORATED                                                                             2,630,767
            900    MATRIA HEALTHCARE INCORPORATED+                                                                           34,164
         15,900    NAUTILUS GROUP INCORPORATED                                                                              237,705
         42,000    OPTION CARE INCORPORATED                                                                                 593,880
         26,100    REHABCARE GROUP INCORPORATED+                                                                            491,985
         77,100    TRANSWORLD HEALTHCARE INCORPORATED+                                                                      373,935

                                                                                                                          5,878,119
                                                                                                                    ---------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS - 0.08%
          3,500    FOSTER WHEELER LIMITED+                                                                                  165,585
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 4.05%
        117,000    AAMES INVESTMENT CORPORATION                                                                             664,560
         19,300    AGREE REALTY CORPORATION                                                                                 619,530
        109,000    ANTHRACITE CAPITAL INCORPORATED                                                                        1,196,820
        115,000    ANWORTH MORTGAGE ASSET CORPORATION                                                                       903,900
         42,500    FELDMAN MALL PROPERTIES INCORPORATED                                                                     520,625
         95,000    HIGHLAND HOSPITALITY CORPORATION                                                                       1,207,450
         58,100    JER INVESTORS TRUST INCORPORATED                                                                         965,622
         48,000    LUMINENT MORTGAGE CAPITAL INCORPORATED                                                                   389,280
         44,600    MEDICAL PROPERTIES TRUST INCORPORATED                                                                    481,680
        109,800    WINSTON HOTELS INCORPORATED                                                                            1,248,426

                                                                                                                          8,197,893
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.60%
        118,200    BELL MICROPRODUCTS INCORPORATED+                                                                         728,112
        146,100    THE BOMBAY COMPANY INCORPORATED+                                                                         482,130

                                                                                                                          1,210,242
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.46%
         17,200    MTR GAMING GROUP INCORPORATED+                                                                           177,160
         56,300    RED LION HOTELS CORPORATION+                                                                             748,790

                                                                                                                            925,950
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.61%
         68,900    DOT HILL SYSTEMS CORPORATION+                                                                            489,190
         14,000    FARGO ELECTRONICS+                                                                                       236,740
         32,800    FLANDER CORPORATION+                                                                                     383,104

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
        346,600    INFOCUS CORPORATION+                                                                             $     1,646,350
         28,600    KADANT INCORPORATED+                                                                                     649,220
         83,200    NN INCORPORATED                                                                                        1,074,112
            200    PLANAR SYSTEMS INCORPORATED+                                                                               3,384
         79,000    QUALSTAR CORPORATION+                                                                                    319,950
          9,100    ROBBINS & MYERS INCORPORATED                                                                             196,560
        308,300    SILICON GRAPHICS INCORPORATED+                                                                           134,727
            200    TENNANT COMPANY                                                                                           10,464
        171,000    ULTRATECH INCORPORATED+                                                                                4,186,080

                                                                                                                          9,329,881
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.35%
        122,200    CRAWFORD & COMPANY CLASS A (NON-VOTING)                                                                  709,982
                                                                                                                    ---------------

INSURANCE CARRIERS - 7.76%
         36,000    AFFIRMATIVE INSURANCE HOLDINGS INCORPORATED                                                              475,560
         60,100    AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY                                                          861,834
         43,200    AMERISAFE INCOPORATED+                                                                                   518,400
         42,800    CRM HOLDINGS LIMITED+                                                                                    490,060
          6,000    DELPHI FINANCIAL GROUP INCORPORATED CLASS A                                                              309,780
        137,100    DERES GROUP INCORPORATED                                                                                 756,792
         51,000    DONEGAL GROUP INCORPORATED CLASS A                                                                     1,330,590
         21,100    EMC INSURANCE GROUP INCORPORATED                                                                         588,057
        127,000    FREMONT GENERAL CORPORATION                                                                            2,738,120
         60,000    KMG AMERICA CORPORATION+                                                                                 513,600
         80,700    MEADOWBROOK INSURANCE GROUP INCORPORATED+                                                                564,900
         13,000    OHIO CASUALTY CORPORATION                                                                                412,100
         53,800    PMA CAPITAL CORPORATION CLASS A+                                                                         547,684
         73,200    PROCENTURY CORPORATION                                                                                   998,448
         46,200    QUANTA CAPITAL HOLDINGS LIMITED+                                                                         138,600
        144,400    SCOTTISH RE GROUP LIMITED                                                                              3,582,564
         30,800    SEABRIGHT INSURANCE HOLDINGS INCORPORATED+                                                               536,536
         50,400    SPECIALTY UNDERWRITERS' ALLIANCE INCORPORATED+                                                           342,720

                                                                                                                         15,706,345
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 0.89%
         25,600    SHOE CARNIVAL INCORPORATED+                                                                              639,488
         32,700    STEVEN MADDEN LIMITED+                                                                                 1,160,850

                                                                                                                          1,800,338
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 4.56%
          3,300    CNS INCORPORATED                                                                                          71,082
          1,500    CONMED CORPORATION+                                                                                       28,725
         78,200    DEL GLOBAL TECHNOLOGIES CORPORATION+                                                                     309,672
         74,000    HEALTHTRONICS INCORPORATED+                                                                              611,980
         37,900    HERLEY INDUSTRIES INCORPORATED+                                                                          791,352
        102,700    INPUT OUTPUT INCORPORATED+                                                                               997,217
         36,900    LUMENIS LIMITED+                                                                                          70,110

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (CONTINUED)
         77,400    NORTH AMERICAN SCIENTIFIC INCORPORATED+                                                          $       181,890
        171,000    ORTHOLOGIC CORPORATION+                                                                                  376,200
         58,500    VITAL SIGNS INCORPORATED                                                                               3,213,405
        351,100    VIVUS INCORPORATED+                                                                                    1,169,163
         53,300    ZOLL MEDICAL CORPORATION+                                                                              1,403,922

                                                                                                                          9,224,718
                                                                                                                    ---------------

MEMBERSHIP ORGANIZATIONS - 0.88%
         44,000    AMCOMP INCORPORATED+                                                                                     421,960
         34,500    EDAP TMS SA ADR+                                                                                         614,790
         19,200    LSI INDUSTRIES, INC.                                                                                     327,168
         18,100    RIMAGE CORP+                                                                                             408,698

                                                                                                                          1,772,616
                                                                                                                    ---------------

METAL MINING - 0.01%
            200    GLAMIS GOLD LIMITED                                                                                        6,536
            200    GOLD FIELDS LIMITED ADR                                                                                    4,396
            200    GOLDCORP INCORPORATED                                                                                      5,850

                                                                                                                             16,782
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.31%
         21,200    LYDALL INCORPORATED+                                                                                     204,580
         27,400    RUSS BERRIE & COMPANY INCORPORATED                                                                       416,480

                                                                                                                            621,060
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.75%
         49,200    AC MOORE ARTS & CRAFTS INCORPORATED+                                                                     905,280
         58,100    FINLAY ENTERPRISES INCORPORATED+                                                                         596,106
         44,200    J JILL GROUP INCORPORATED+                                                                             1,056,822
         64,700    PC MALL INCORPORATED+                                                                                    412,786
         44,600    SHARPER IMAGE CORPORATION+                                                                               571,326

                                                                                                                          3,542,320
                                                                                                                    ---------------

MOTION PICTURES - 0.78%
         73,500    NEW FRONTIER MEDIA INCORPORATED+                                                                         557,865
        137,400    WPT ENTERPRISES INCORPORATED+                                                                          1,011,264

                                                                                                                          1,569,129
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.81%
         14,300   ASTA FUNDING INCORPORATED                                                                                 475,618
         83,200   MCG CAPITAL CORPORATION                                                                                 1,173,952

                                                                                                                          1,649,570
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 3.05%
          5,500    ATWOOD OCEANICS INCORPORATED+                                                                            555,555
         47,600    BRIGHAM EXPLORATION COMPANY+                                                                             416,976
         23,100    CARRIZO OIL AND GAS INCORPORATED+                                                                        600,369
         24,400    COMSTOCK RESOURCES INCORPORATED+                                                                         724,436

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
OIL & GAS EXTRACTION (CONTINUED)
        142,100    HANOVER COMPRESSOR COMPANY+                                                                      $     2,645,902
         62,200    NEWPARK RESOURCES INCORPORATED+                                                                          510,040
         26,100    WARREN RESOURCES INCORPORATED+                                                                           388,890
         16,300    WILLBROS GROUP INCORPORATED+                                                                             331,542

                                                                                                                          6,173,710
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.97%
        157,200    BUCKEYE TECHNOLOGIES INCORPORATED+                                                                     1,422,660
         38,500    CHESAPEAKE CORPORATION                                                                                   534,380

                                                                                                                          1,957,040
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.35%
         22,700    WD-40 COMPANY                                                                                            700,295
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 1.99%
         52,100    BRUSH ENGINEERED MATERIALS INCORPORATED+                                                               1,028,975
         38,000    NORTHWEST PIPE COMPANY+                                                                                1,153,300
         10,100    NOVAMERICAN STEEL INCORPORATED+                                                                          464,095
         21,100    NS GROUP INCORPORATED+                                                                                   971,233
         25,300    TREDEGAR CORPORATION                                                                                     402,523

                                                                                                                          4,020,126
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.70%
         36,400    ENNIS INCORPORATED                                                                                       709,800
            200    PLAYBOY ENTERPRISES INCORPORATED CLASS B (NON-VOTING)+                                                     2,840
        184,500    READER'S DIGEST ASSOCIATION INCORPORATED                                                               2,721,375

                                                                                                                          3,434,015
                                                                                                                    ---------------

REAL ESTATE - 0.27%
         40,100    THOMAS PROPERTIES GROUP INCORPORATED                                                                     545,761
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUST (REIT) - 0.31%
         29,800    LEXINGTON CORPORATE PROPERTIES TRUST                                                                     621,330
                                                                                                                    ---------------

RETAIL, TRADE & SERVICES - 0.39%
         55,100    STRIDE RITE CORPORATION                                                                                  797,848
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.23%
         23,500    APPLIED FILMS CORPORATION+                                                                               456,605
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.55%
         84,300    CABOT MICROELECTRONICS CORPORATION+                                                                    3,127,530
                                                                                                                    ---------------

TEXTILE MILL PRODUCTS - 0.05%
         71,400    QUAKER FABRIC CORPORATION                                                                                 96,390
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.58%
         28,600    AFTERMARKET TECHNOLOGY CORPORATION+                                                                      646,646
         23,000    ARCTIC CAT INCORPORATED                                                                                  553,380
        110,800    EXIDE TECHNOLOGIES+                                                                                      316,888
        162,100    LEAR CORPORATION                                                                                       2,874,033

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TRANSPORTATION EQUIPMENT (CONTINUED)
         19,300    MONACO COACH CORPORATION                                                                         $       258,620
         28,700    WABASH NATIONAL CORPORATION                                                                              566,825

                                                                                                                          5,216,392
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.14%
         68,100    BIOSCRIP INCORPORATED+                                                                                   491,001
         22,200    SCHOOL SPECIALTY INCORPORATED+                                                                           765,900
         92,500    SOURCE INTERLINK COMPANIES INCORPORATED+                                                               1,054,500

                                                                                                                          2,311,401
                                                                                                                    ---------------

WHOLESALE TRADE DURABLE GOODS - 3.41%
         42,800    INTERLINE BRANDS INCORPORATED+                                                                         1,079,844
         44,600    KAMAN CORPORATION CLASS A                                                                              1,122,136
         47,100    KEYSTONE AUTOMOTIVE INDUSTRIES INCORPORATED+                                                           1,988,091
         47,900    LENOX GROUP INCORPORATED+                                                                                627,490
         54,200    LKQ CORPORATION+                                                                                       1,127,902
         82,400    MICROTECK MEDICAL HOLDING INCORPORATED+                                                                  290,048
         56,200    NAVARRE CORPORATION+                                                                                     241,098
         51,400    POMEROY IT SOLUTIONS INCORPORATED+                                                                       429,704

                                                                                                                          6,906,313
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $187,895,448)                                                                                 196,093,185
                                                                                                                    ---------------

PRINCIPAL                                                                           INTEREST RATE   MATURITY DATE
CORPORATE BONDS & NOTES - 0.06%

ELECTRONICS & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 0.06%
$       140,000    SILICON GRAPHICS                                                      6.50%         06/01/2009           110,950
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $103,817)                                                                               110,950
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 3.27%
      6,620,137    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            6,620,137
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $6,620,137)                                                                            6,620,137
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $194,619,402)*                                        100.27%                                                 $   202,824,272
OTHER ASSETS AND LIABILITIES, NET                            (0.27)                                                        (547,199)
                                                            ------                                                  ---------------

TOTAL NET ASSETS                                            100.00%                                                 $   202,277,073
                                                            ======                                                  ===============

+     NON-INCOME EARNING SECURITIES.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $6,620,137.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

               STATEMENT OF ASSETS AND LIABILITIES -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       C&B LARGE      DISCIPLINED           EQUITY
                                                                       CAP VALUE           GROWTH           INCOME
                                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..............................   $  770,404,417   $  185,864,957   $1,056,842,643
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................       90,792,757       18,238,227       99,934,006
  INVESTMENTS IN AFFILIATES ...................................       39,523,765       10,630,161        7,179,031
                                                                  --------------   --------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ............      900,720,939      214,733,345    1,163,955,680
                                                                  --------------   --------------   --------------
  FOREIGN CURRENCY, AT VALUE ..................................                0                0                0
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............                0                0                0
  RECEIVABLE FOR INVESTMENTS SOLD .............................                0                0                0
  RECEIVABLES FOR DIVIDENDS AND INTEREST ......................        1,475,505           65,661        1,415,335
  UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS                0                0                0
                                                                  --------------   --------------   --------------
TOTAL ASSETS ..................................................      902,196,444      214,799,006    1,165,371,015
                                                                  --------------   --------------   --------------

LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....                0                0                0
  FOREIGN TAXES PAYABLE .......................................              390                0           41,173
  PAYABLE FOR INVESTMENTS PURCHASED ...........................                0        7,692,668                0
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......          460,019          121,851          665,188
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .....            3,846            3,482            3,385
  UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS                0                0                0
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................       90,792,757       18,238,227       99,934,006
  ACCRUED EXPENSES AND OTHER LIABILITIES ......................           50,367           30,633           84,219
                                                                  --------------   --------------   --------------
TOTAL LIABILITIES .............................................       91,307,379       26,086,861      100,727,971
                                                                  --------------   --------------   --------------
TOTAL NET ASSETS ..............................................   $  810,889,065   $  188,712,145   $1,064,643,044
                                                                  ==============   ==============   ==============
INVESTMENTS AT COST ...........................................   $  865,186,392   $  179,270,825   $  928,734,288
                                                                  ==============   ==============   ==============
FOREIGN CURRENCIES AT COST ....................................   $            0   $            0   $            0
                                                                  ==============   ==============   ==============
SECURITIES ON LOAN, AT MARKET VALUE ...........................   $   87,215,665   $   17,458,150   $   96,135,999
                                                                  ==============   ==============   ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                          EQUITY                     INTERNATIONAL    INTERNATIONAL
                                                                           VALUE            INDEX             CORE           GROWTH
                                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..............................   $  456,861,732   $2,306,760,452   $  159,971,872   $  273,761,816
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................       75,391,631      248,678,665        3,191,264        6,879,725
  INVESTMENTS IN AFFILIATES ...................................        7,042,763       42,052,726        4,179,151        6,315,090
                                                                  --------------   --------------   --------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ............      539,296,126    2,597,491,843      167,342,287      286,956,631
                                                                  --------------   --------------   --------------   --------------
  FOREIGN CURRENCY, AT VALUE ..................................                0                0                0                0
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............                0                0                0                0
  RECEIVABLE FOR INVESTMENTS SOLD .............................        9,583,466                0        2,870,847        3,386,808
  RECEIVABLES FOR DIVIDENDS AND INTEREST ......................          458,588        2,760,141        1,116,635          424,478
  UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS                0                0                0            2,624
                                                                  --------------   --------------   --------------   --------------
TOTAL ASSETS ..................................................      549,338,180    2,600,251,984      171,329,769      290,770,541
                                                                  --------------   --------------   --------------   --------------

LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....                0           35,700                0                0
  FOREIGN TAXES PAYABLE .......................................                0                0           11,974                0
  PAYABLE FOR INVESTMENTS PURCHASED ...........................        8,278,898       19,934,622          910,439        3,961,694
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......          316,376          219,528          129,699          230,071
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .....            3,355            3,386            5,725            3,338
  UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS                0                0           18,258            2,955
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................       75,391,631      248,678,665        3,191,264        6,879,725
  ACCRUED EXPENSES AND OTHER LIABILITIES ......................           33,852          114,080           22,233           27,579
                                                                  --------------   --------------   --------------   --------------
TOTAL LIABILITIES .............................................       84,024,112      268,985,981        4,289,592       11,105,362
                                                                  --------------   --------------   --------------   --------------
TOTAL NET ASSETS ..............................................   $  465,314,068   $2,331,266,003   $  167,040,177   $  279,665,179
                                                                  ==============   ==============   ==============   ==============
INVESTMENTS AT COST ...........................................   $  493,521,615   $2,103,754,774   $  135,990,778   $  232,398,708
                                                                  ==============   ==============   ==============   ==============
FOREIGN CURRENCIES AT COST ....................................   $            0   $            0   $            0   $            0
                                                                  ==============   ==============   ==============   ==============
SECURITIES ON LOAN, AT MARKET VALUE ...........................   $   72,823,440   $  237,866,126   $    3,048,985   $    6,553,513
                                                                  ==============   ==============   ==============   ==============

                                                                   INTERNATIONAL    INTERNATIONAL        LARGE CAP    LARGE COMPANY
                                                                           INDEX            VALUE     APPRECIATION           GROWTH
                                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..............................   $  163,041,122   $  164,100,986   $  140,092,348   $3,376,669,186
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................        9,478,754       16,780,647       12,841,289      280,351,573
  INVESTMENTS IN AFFILIATES ...................................        2,985,692        4,429,719        5,474,393       45,157,545
                                                                  --------------   --------------   --------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ............      175,505,568      185,311,352      158,408,030    3,702,178,304
                                                                  --------------   --------------   --------------   --------------
  FOREIGN CURRENCY, AT VALUE ..................................          477,153           89,469                0                0
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............          414,386                0                0                0
  RECEIVABLE FOR INVESTMENTS SOLD .............................           46,831                0          782,869                0
  RECEIVABLES FOR DIVIDENDS AND INTEREST ......................          837,799        1,057,956          119,887        3,555,898
  UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS            3,946              451                0                0
                                                                  --------------   --------------   --------------   --------------
TOTAL ASSETS ..................................................      177,285,683      186,459,228      159,310,786    3,705,734,202
                                                                  --------------   --------------   --------------   --------------

LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....                0                0                0                0
  FOREIGN TAXES PAYABLE .......................................                0                0              423          382,239
  PAYABLE FOR INVESTMENTS PURCHASED ...........................           88,095                0        4,464,724                0
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......           32,693          142,400           53,422        1,844,467
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .....            3,338            3,416            3,697            3,668
  UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS           14,112              444                0                0
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................        9,478,754       16,780,647       12,841,289      280,351,573
  ACCRUED EXPENSES AND OTHER LIABILITIES ......................           28,771           45,157           68,391          198,002
                                                                  --------------   --------------   --------------   --------------
TOTAL LIABILITIES .............................................        9,645,763       16,972,064       17,431,946      282,779,949
                                                                  --------------   --------------   --------------   --------------
TOTAL NET ASSETS ..............................................   $  167,639,920   $  169,487,164   $  141,878,840   $3,422,954,253
                                                                  ==============   ==============   ==============   ==============
INVESTMENTS AT COST ...........................................   $  134,887,133   $  137,363,668   $  138,577,679   $2,957,047,986
                                                                  ==============   ==============   ==============   ==============
FOREIGN CURRENCIES AT COST ....................................   $      479,514   $       88,427   $            0   $            0
                                                                  ==============   ==============   ==============   ==============
SECURITIES ON LOAN, AT MARKET VALUE ...........................   $    8,942,697   $   15,884,787   $   12,379,929   $  268,475,079
                                                                  ==============   ==============   ==============   ==============

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

               STATEMENT OF ASSETS AND LIABILITIES -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 SMALL CAP    SMALL COMPANY    SMALL COMPANY        STRATEGIC
                                                                     INDEX           GROWTH            VALUE        SMALL CAP
                                                                 PORTFOLIO        PORTFOLIO        PORTFOLIO  VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ........................   $  394,616,155   $1,003,303,868   $  597,837,729   $  196,204,135
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) .............       80,045,141      103,113,468      127,309,553                0
  INVESTMENTS IN AFFILIATES .............................        5,844,883       38,116,747       17,884,513        6,620,137
                                                            --------------   --------------   --------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ......      480,506,179    1,144,534,083      743,031,795      202,824,272
                                                            --------------   --------------   --------------   --------------
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ......           25,200                0                0                0
  RECEIVABLE FOR INVESTMENTS SOLD .......................        5,398,280        5,348,304        7,516,339          156,429
  RECEIVABLES FOR DIVIDENDS AND INTEREST ................          357,698          286,309          750,973          222,873
                                                            --------------   --------------   --------------   --------------
TOTAL ASSETS ............................................      486,287,357    1,150,168,696      751,299,107      203,203,574
                                                            --------------   --------------   --------------   --------------

LIABILITIES
  FOREIGN TAXES PAYABLE .................................                0            1,843                0                0
  PAYABLE FOR INVESTMENTS PURCHASED .....................        3,408,891       18,659,561           34,977          792,160
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .           73,363          809,896          432,865          127,361
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT            3,303            3,386            3,385              623
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ................       80,045,141      103,113,468      127,309,553                0
  ACCRUED EXPENSES AND OTHER LIABILITIES ................           31,307           52,916           40,976            6,357
                                                            --------------   --------------   --------------   --------------
TOTAL LIABILITIES .......................................       83,562,005      122,641,070      127,821,756          926,501
                                                            --------------   --------------   --------------   --------------
TOTAL NET ASSETS ........................................   $  402,725,352   $1,027,527,626   $  623,477,351   $  202,277,073
                                                            ==============   ==============   ==============   ==============
INVESTMENTS AT COST .....................................   $  353,661,972   $  961,511,654   $  653,638,818   $  194,619,402
                                                            ==============   ==============   ==============   ==============
SECURITIES ON LOAN, AT MARKET VALUE .....................   $   77,520,062   $   99,824,629   $  122,821,350   $            0
                                                            ==============   ==============   ==============   ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                                                      STATEMENT OF OPERATIONS --
                             FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                            C&B LARGE      DISCIPLINED           EQUITY
                                                                            CAP VALUE           GROWTH           INCOME
                                                                            PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) ......................................................   $   7,625,755    $     656,097    $  14,574,326
  INTEREST ..........................................................               0                0            3,545
  INCOME FROM AFFILIATED SECURITIES .................................         724,628           98,223          130,820
  SECURITIES LENDING INCOME, NET ....................................           1,175            3,327           29,340
                                                                        -------------    -------------    -------------
TOTAL INVESTMENT INCOME .............................................       8,351,558          757,647       14,738,031
                                                                        -------------    -------------    -------------

EXPENSES
  ADVISORY FEES .....................................................       2,905,024          697,170        4,083,315
  CUSTODY FEES ......................................................          79,439           18,591          114,134
  ACCOUNTING FEES ...................................................               0                0                0
  PROFESSIONAL FEES .................................................          23,538           13,141           33,883
  REGISTRATION FEES .................................................             139               52              364
  SHAREHOLDER REPORTS ...............................................          22,665            1,494           34,296
  TRUSTEES' FEES ....................................................           3,807            3,782            3,776
  OTHER FEES AND EXPENSES ...........................................          15,113            2,647            9,241
                                                                        -------------    -------------    -------------
TOTAL EXPENSES ......................................................       3,049,725          736,877        4,279,009
                                                                        -------------    -------------    -------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................        (431,811)         (14,582)        (292,501)
  NET EXPENSES ......................................................       2,617,914          722,295        3,986,508
                                                                        -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS) ........................................       5,733,644           35,352       10,751,523
                                                                        -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
------------------------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...      16,464,707        3,926,709       86,513,450
  FORWARD FOREIGN CURRENCY CONTRACTS ................................               0                0                0
  FUTURES TRANSACTIONS ..............................................               0                0                0
                                                                        -------------    -------------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........................      16,464,707        3,926,709       86,513,450
                                                                        -------------    -------------    -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
-----------------------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...      35,590,789        5,485,162      (56,115,058)
  FORWARD FOREIGN CURRENCY CONTRACTS ................................               0                0                0
  FUTURES TRANSACTIONS ..............................................               0                0                0
                                                                        -------------    -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .      35,590,789        5,485,162      (56,115,058)
                                                                        =============    =============    =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............      52,055,496        9,411,871       30,398,392
                                                                        -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....   $  57,789,140    $   9,447,223    $  41,149,915
                                                                        -------------    -------------    -------------

  (1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................   $      41,057    $           0    $      56,462

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS --
FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                               EQUITY                     INTERNATIONAL
                                                                                VALUE            INDEX             CORE
                                                                            PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) ......................................................   $   4,159,592    $  21,327,761    $   1,488,931
  INTEREST ..........................................................          28,293           25,722                0
  INCOME FROM AFFILIATED SECURITIES .................................         167,416          472,072           52,611
  SECURITIES LENDING INCOME, NET ....................................          11,470          129,583           14,953
                                                                        -------------    -------------    -------------
TOTAL INVESTMENT INCOME .............................................       4,366,771       21,955,138        1,556,495
                                                                        -------------    -------------    -------------

EXPENSES
  ADVISORY FEES .....................................................       1,669,416          953,525          762,888
  CUSTODY FEES ......................................................          44,518          221,031           80,304
  ACCOUNTING FEES ...................................................               0                0           10,776
  PROFESSIONAL FEES .................................................          17,359           50,274           28,188
  REGISTRATION FEES .................................................             116              720               45
  SHAREHOLDER REPORTS ...............................................           9,793           54,442            3,838
  TRUSTEES' FEES ....................................................           3,775            3,777            3,687
  OTHER FEES AND EXPENSES ...........................................           6,279           22,057            2,459
                                                                        -------------    -------------    -------------
TOTAL EXPENSES ......................................................       1,751,256        1,305,826          892,185
                                                                        -------------    -------------    -------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................         (28,203)         (52,180)         (64,727)
  NET EXPENSES ......................................................       1,723,053        1,253,646          827,458
                                                                        -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS) ........................................       2,643,718       20,701,492          729,037
                                                                        -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
-----------------------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...      15,339,886       23,204,909        6,478,277
  FORWARD FOREIGN CURRENCY CONTRACTS ................................               0                0                0
  FUTURES TRANSACTIONS ..............................................               0          333,516                0
                                                                        -------------    -------------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........................      15,339,886       23,538,425        6,478,277
                                                                        -------------    -------------    -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
-----------------------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...      10,096,858       91,158,379        9,651,689
  FORWARD FOREIGN CURRENCY CONTRACTS ................................               0                0          (17,886)
  FUTURES TRANSACTIONS ..............................................               0          (29,150)               0
                                                                        -------------    -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .      10,096,858       91,129,229        9,633,803
                                                                        =============    =============    =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............      25,436,744      114,667,654       16,112,080
                                                                        -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....   $  28,080,462    $ 135,369,146    $  16,841,117
                                                                        -------------    -------------    -------------

  (1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................   $      13,290    $           0    $     100,874

                                                                        INTERNATIONAL    INTERNATIONAL    INTERNATIONAL
                                                                               GROWTH            INDEX            VALUE
                                                                            PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) ......................................................   $   1,040,084    $   1,616,750    $   1,844,414
  INTEREST ..........................................................           4,328            3,130           11,231
  INCOME FROM AFFILIATED SECURITIES .................................          94,581           44,519           84,227
  SECURITIES LENDING INCOME, NET ....................................          17,406           17,389           20,892
                                                                        -------------    -------------    -------------
TOTAL INVESTMENT INCOME .............................................       1,156,399        1,681,788        1,960,764
                                                                        -------------    -------------    -------------

EXPENSES
  ADVISORY FEES .....................................................       1,221,579          282,255          771,047
  CUSTODY FEES ......................................................         128,587           80,644           81,163
  ACCOUNTING FEES ...................................................           7,541           20,125           13,712
  PROFESSIONAL FEES .................................................          15,659           15,876           30,823
  REGISTRATION FEES .................................................              51               46               44
  SHAREHOLDER REPORTS ...............................................           5,816            5,295            5,506
  TRUSTEES' FEES ....................................................           3,774            3,774            3,779
  OTHER FEES AND EXPENSES ...........................................           2,709            2,704            6,059
                                                                        -------------    -------------    -------------
TOTAL EXPENSES ......................................................       1,385,716          410,719          912,133
                                                                        -------------    -------------    -------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................        (120,496)        (106,689)         (16,852)
  NET EXPENSES ......................................................       1,265,220          304,030          895,281
                                                                        -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS) ........................................        (108,821)       1,377,758        1,065,483
                                                                        -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
-----------------------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...      12,697,943        3,655,606        9,567,899
  FORWARD FOREIGN CURRENCY CONTRACTS ................................               0            9,192                0
  FUTURES TRANSACTIONS ..............................................               0          539,263                0
                                                                        -------------    -------------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........................      12,697,943        4,204,061        9,567,899
                                                                        -------------    -------------    -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
-----------------------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...      28,420,225       16,142,665       10,051,044
  FORWARD FOREIGN CURRENCY CONTRACTS ................................             642           27,219             (102)
  FUTURES TRANSACTIONS ..............................................               0          145,333                0
                                                                        -------------    -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .      28,420,867       16,315,217       10,050,942
                                                                        =============    =============    =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............      41,118,810       20,519,278       19,618,841
                                                                        -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....   $  41,009,989    $  21,897,036    $  20,684,324
                                                                        -------------    -------------    -------------

  (1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................   $     109,979    $      84,487    $      86,562

                                                                            LARGE CAP    LARGE COMPANY
                                                                         APPRECIATION           GROWTH
                                                                            PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) ......................................................   $     799,698    $  12,726,273
  INTEREST ..........................................................               0                0
  INCOME FROM AFFILIATED SECURITIES .................................          76,868          696,748
  SECURITIES LENDING INCOME, NET ....................................           1,570          132,659
                                                                        -------------    -------------
TOTAL INVESTMENT INCOME .............................................         878,136       13,555,680
                                                                        -------------    -------------

EXPENSES
  ADVISORY FEES .....................................................         474,115       11,725,293
  CUSTODY FEES ......................................................          13,546          351,275
  ACCOUNTING FEES ...................................................               0                0
  PROFESSIONAL FEES .................................................          11,827           68,007
  REGISTRATION FEES .................................................               0            1,264
  SHAREHOLDER REPORTS ...............................................          13,528           97,134
  TRUSTEES' FEES ....................................................           3,796            3,793
  OTHER FEES AND EXPENSES ...........................................           1,927           37,641
                                                                        -------------    -------------
TOTAL EXPENSES ......................................................         518,739       12,284,407
                                                                        -------------    -------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................         (39,958)      (1,533,631)
  NET EXPENSES ......................................................         478,781       10,750,776
                                                                        -------------    -------------
NET INVESTMENT INCOME (LOSS) ........................................         399,355        2,804,904
                                                                        -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...      11,632,863       64,646,295
  FORWARD FOREIGN CURRENCY CONTRACTS ................................               0                0
  FUTURES TRANSACTIONS ..............................................               0                0
                                                                        -------------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........................      11,632,863       64,646,295
                                                                        -------------    -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...      (1,036,045)     144,312,725
  FORWARD FOREIGN CURRENCY CONTRACTS ................................               0                0
  FUTURES TRANSACTIONS ..............................................               0                0
                                                                        -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .      (1,036,045)     144,312,725
                                                                        =============    =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............      10,596,818      208,959,020
                                                                        -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....   $  10,996,173    $ 211,763,924
                                                                        -------------    -------------

  (1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................   $           0    $     382,239

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                                                      STATEMENT OF OPERATIONS --
                             FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                            SMALL CAP    SMALL COMPANY
                                                                                INDEX           GROWTH
                                                                            PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) ......................................................   $   2,035,745    $   2,469,667
  INTEREST ..........................................................           5,910               82
  INCOME FROM AFFILIATED SECURITIES .................................         154,079          491,686
  SECURITIES LENDING INCOME, NET ....................................          88,142          229,897
                                                                        -------------    -------------
TOTAL INVESTMENT INCOME .............................................       2,283,876        3,191,332
                                                                        -------------    -------------

EXPENSES
  ADVISORY FEES .....................................................         372,416        4,078,723
  CUSTODY FEES ......................................................          37,242           93,044
  PROFESSIONAL FEES .................................................          18,968           23,898
  REGISTRATION FEES .................................................           4,994              298
  SHAREHOLDER REPORTS ...............................................           9,735           22,485
  TRUSTEES' FEES ....................................................           3,772            3,776
  OTHER FEES AND EXPENSES ...........................................           3,479            5,765
                                                                        -------------    -------------
TOTAL EXPENSES ......................................................         450,606        4,227,989
                                                                        -------------    -------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................         (25,029)         (19,444)
  NET EXPENSES ......................................................         425,577        4,208,545
                                                                        -------------    -------------
NET INVESTMENT INCOME (LOSS) ........................................       1,858,299       (1,017,213)
                                                                        -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...      17,339,115       77,318,419
  FUTURES TRANSACTIONS ..............................................       1,024,718                0
                                                                        -------------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........................      18,363,833       77,318,419
                                                                        -------------    -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...      28,026,652       87,513,659
  FUTURES TRANSACTIONS ..............................................         217,000                0
                                                                        -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .      28,243,652       87,513,659
                                                                        =============    =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............      46,607,485      164,832,078
                                                                        -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....      48,465,784      163,814,865
                                                                        =============    =============

  (1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................   $         725    $       6,256

  (2) THIS PORTFOLIO COMMENCED OPERATIONS ON JANUARY 31, 2006.

                                                                        SMALL COMPANY  STRATEGIC SMALL
                                                                                VALUE        CAP VALUE
                                                                            PORTFOLIO     PORTFOLIO(2)
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) ......................................................   $   3,977,565    $     294,106
  INTEREST ..........................................................          61,142          100,773
  INCOME FROM AFFILIATED SECURITIES .................................         449,899           73,574
  SECURITIES LENDING INCOME, NET ....................................         135,565                0
                                                                        -------------    -------------
TOTAL INVESTMENT INCOME .............................................       4,624,171          468,453
                                                                        -------------    -------------

EXPENSES
  ADVISORY FEES .....................................................       2,905,315          257,788
  CUSTODY FEES ......................................................          65,427            5,729
  PROFESSIONAL FEES .................................................          20,277            4,568
  REGISTRATION FEES .................................................             168               42
  SHAREHOLDER REPORTS ...............................................          15,194              510
  TRUSTEES' FEES ....................................................           3,776            1,252
  OTHER FEES AND EXPENSES ...........................................           7,628            1,530
                                                                        -------------    -------------
TOTAL EXPENSES ......................................................       3,017,785          271,419
                                                                        -------------    -------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................        (573,138)         (56,595)
  NET EXPENSES ......................................................       2,444,647          214,824
                                                                        -------------    -------------
NET INVESTMENT INCOME (LOSS) ........................................       2,179,524          253,629
                                                                        -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
-------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...      60,222,758          644,786
  FUTURES TRANSACTIONS ..............................................               0                0
                                                                        -------------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........................      60,222,758          644,786
                                                                        -------------    -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
-------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...      15,224,032        8,204,870
  FUTURES TRANSACTIONS ..............................................               0                0
                                                                        -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .      15,224,032        8,204,870
                                                                        =============    =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............      75,446,790        8,849,656
                                                                        -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....      77,626,314        9,103,285
                                                                        =============    =============

  (1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................   $           0    $           0

  (2) THIS PORTFOLIO COMMENCED OPERATIONS ON JANUARY 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          C&B LARGE CAP VALUE PORTFOLIO(1)        DISCIPLINED GROWTH PORTFOLIO
                                                         -----------------------------------    ----------------------------------
                                                                  FOR THE            FOR THE            FOR THE            FOR THE
                                                         SIX MONTHS ENDED       PERIOD ENDED   SIX MONTHS ENDED         YEAR ENDED
                                                           MARCH 31, 2006      SEPTEMBER 30,     MARCH 31, 2006      SEPTEMBER 30,
                                                              (UNAUDITED)               2005        (UNAUDITED)               2005
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...............................   $   774,696,069    $             0    $   184,902,166    $   178,341,304

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................         5,733,644          4,743,929             35,352            813,047
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............        16,464,707         11,559,905          3,926,709          3,565,680
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      OF INVESTMENTS ..................................        35,590,789            (56,242)         5,485,162         16,219,053
                                                          ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .........................................        57,789,140         16,247,592          9,447,223         20,597,780
                                                          ---------------    ---------------    ---------------    ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ......................................        27,769,856        781,393,050          3,105,614          7,178,229
   WITHDRAWALS ........................................       (49,366,000)       (22,944,573)        (8,742,858)       (21,215,147)
                                                          ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTERESTS ...............................       (21,596,144)       758,448,477         (5,637,244)       (14,036,918)
                                                          ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS .................        36,192,996        774,696,069          3,809,979          6,560,862
                                                          ---------------    ---------------    ---------------    ---------------
ENDING NET ASSETS .....................................   $   810,889,065    $   774,696,069    $   188,712,145    $   184,902,166
                                                          ===============    ===============    ===============    ===============

(1)   THIS PORTFOLIO COMMENCED OPERATIONS ON DECEMBER 6, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                               EQUITY INCOME PORTFOLIO                EQUITY VALUE PORTFOLIO
                                                         -----------------------------------   -----------------------------------
                                                                  FOR THE            FOR THE            FOR THE            FOR THE
                                                         SIX MONTHS ENDED         YEAR ENDED   SIX MONTHS ENDED         YEAR ENDED
                                                           MARCH 31, 2006      SEPTEMBER 30,     MARCH 31, 2006      SEPTEMBER 30,
                                                              (UNAUDITED)               2005        (UNAUDITED)               2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...............................   $ 1,273,196,285    $ 1,739,060,014    $   438,219,988    $   225,993,634

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................        10,751,523         29,718,544          2,643,718          4,211,622
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............        86,513,450        263,090,149         15,339,886         36,519,620
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      OF INVESTMENTS ..................................       (56,115,058)      (101,890,052)        10,096,858         24,408,508
                                                          ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .........................................        41,149,915        190,918,641         28,080,462         65,139,750
                                                          ---------------    ---------------    ---------------    ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ......................................        27,032,429         22,472,150         24,931,951        240,172,585
   WITHDRAWALS ........................................      (276,735,585)      (679,254,520)       (25,918,333)       (93,085,981)
                                                          ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTERESTS ...............................      (249,703,156)      (656,782,370)          (986,382)       147,086,604
                                                          ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS .................      (208,553,241)      (465,863,729)        27,094,080        212,226,354
                                                          ---------------    ---------------    ---------------    ---------------
ENDING NET ASSETS .....................................   $ 1,064,643,044    $ 1,273,196,285    $   465,314,068    $   438,219,988
                                                          ===============    ===============    ===============    ===============

                                                                   INDEX PORTFOLIO
                                                         -----------------------------------
                                                                  FOR THE            FOR THE
                                                         SIX MONTHS ENDED         YEAR ENDED
                                                           MARCH 31, 2006      SEPTEMBER 30,
                                                              (UNAUDITED)               2005
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...............................   $ 2,151,037,408    $ 1,846,126,209

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................        20,701,492         41,951,828
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............        23,538,425         84,611,766
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      OF INVESTMENTS ..................................        91,129,229        139,639,605
                                                          ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .........................................       135,369,146        266,203,199
                                                          ---------------    ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ......................................       180,455,274        321,376,976
   WITHDRAWALS ........................................      (135,595,825)      (282,668,976)
                                                          ---------------    ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTERESTS ...............................        44,859,449         38,708,000
                                                          ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS .................       180,228,595        304,911,199
                                                          ---------------    ---------------
ENDING NET ASSETS .....................................   $ 2,331,266,003    $ 2,151,037,408
                                                          ===============    ===============

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           INTERNATIONAL CORE PORTFOLIO     INTERNATIONAL GROWTH PORTFOLIO(2)
                                                        ----------------------------------  ----------------------------------
                                                                 FOR THE           FOR THE           FOR THE           FOR THE
                                                        SIX MONTHS ENDED        YEAR ENDED  SIX MONTHS ENDED      PERIOD ENDED
                                                          MARCH 31, 2006     SEPTEMBER 30,    MARCH 31, 2006     SEPTEMBER 30,
                                                             (UNAUDITED)              2005       (UNAUDITED)              2005
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...............................   $  160,473,368    $  461,906,264    $  251,828,302    $            0

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................          729,037         2,503,163          (108,821)        1,687,794
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............        6,478,277        64,013,738        12,697,943         8,235,022
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      OF INVESTMENTS ..................................        9,633,803       (35,614,283)       28,420,867        26,128,962
                                                          --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .........................................       16,841,117        30,902,618        41,009,989        36,051,778
                                                          --------------    --------------    --------------    --------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ......................................        3,143,823        15,224,525        10,591,945       248,728,667
   WITHDRAWALS ........................................      (13,418,131)     (347,560,039)      (23,765,057)      (32,952,143)
                                                          --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTERESTS ...............................      (10,274,308)     (332,335,514)      (13,173,112)      215,776,524
                                                          --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS .................        6,566,809      (301,432,896)       27,836,877       251,828,302
                                                          --------------    --------------    --------------    --------------
ENDING NET ASSETS .....................................   $  167,040,177    $  160,473,368    $  279,665,179    $  251,828,302
                                                          ==============    ==============    ==============    ==============

(2)   THIS PORTFOLIO COMMENCED OPERATIONS ON OCTOBER 6, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                         INTERNATIONAL INDEX PORTFOLIO(2)     INTERNATIONAL VALUE PORTFOLIO
                                                         ---------------------------------  ----------------------------------
                                                                 FOR THE           FOR THE           FOR THE           FOR THE
                                                        SIX MONTHS ENDED      PERIOD ENDED  SIX MONTHS ENDED        YEAR ENDED
                                                          MARCH 31, 2006     SEPTEMBER 30,    MARCH 31, 2006     SEPTEMBER 30,
                                                             (UNAUDITED)              2005       (UNAUDITED)              2005
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...............................   $  161,372,219    $            0    $  162,175,581    $  155,296,981

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................        1,377,758         3,791,332         1,065,483         3,531,358
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............        4,204,061         3,715,456         9,567,899        14,568,321
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      OF INVESTMENTS ..................................       16,315,217        24,359,661        10,050,942        19,114,976
                                                          --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .........................................       21,897,036        31,866,449        20,684,324        37,214,655
                                                          --------------    --------------    --------------    --------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ......................................        1,998,726       159,805,164         4,094,347         7,530,070
   WITHDRAWALS ........................................      (17,628,061)      (30,299,394)      (17,467,088)      (37,866,125)
                                                          --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTERESTS ...............................      (15,629,335)      129,505,770       (13,372,741)      (30,336,055)
                                                          --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS .................        6,267,701       161,372,219         7,311,583         6,878,600
                                                          --------------    --------------    --------------    --------------
ENDING NET ASSETS .....................................   $  167,639,920    $  161,372,219    $  169,487,164    $  162,175,581
                                                          ==============    ==============    ==============    ==============

                                                         LARGE CAP APPRECIATION PORTFOLIO
                                                        ----------------------------------
                                                                 FOR THE           FOR THE
                                                        SIX MONTHS ENDED        YEAR ENDED
                                                          MARCH 31, 2006     SEPTEMBER 30,
                                                             (UNAUDITED)              2005
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...............................   $  132,789,757    $  114,158,777

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................          399,355         1,029,238
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............       11,632,863         9,657,362
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      OF INVESTMENTS ..................................       (1,036,045)       11,730,871
                                                          --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .........................................       10,996,173        22,417,471
                                                          --------------    --------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ......................................        7,120,702        13,469,241
   WITHDRAWALS ........................................       (9,027,792)      (17,255,732)
                                                          --------------    --------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTERESTS ...............................       (1,907,090)       (3,786,491)
                                                          --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS .................        9,089,083        18,630,980
                                                          --------------    --------------
ENDING NET ASSETS .....................................   $  141,878,840    $  132,789,757
                                                          ==============    ==============

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           LARGE COMPANY GROWTH PORTFOLIO           SMALL CAP INDEX PORTFOLIO
                                                        -----------------------------------    -----------------------------------
                                                                  FOR THE            FOR THE            FOR THE            FOR THE
                                                         SIX MONTHS ENDED         YEAR ENDED   SIX MONTHS ENDED         YEAR ENDED
                                                           MARCH 31, 2006      SEPTEMBER 30,     MARCH 31, 2006      SEPTEMBER 30,
                                                              (UNAUDITED)               2005        (UNAUDITED)               2005
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning Net Assets ...............................   $ 3,563,533,543    $ 3,403,979,864    $   359,172,109    $   311,448,570

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................         2,804,904         24,671,536          1,858,299          3,380,122
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............        64,646,295        176,488,735         18,363,833         14,081,612
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      OF INVESTMENTS ..................................       144,312,725        200,597,199         28,243,652         46,194,745
                                                          ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .........................................       211,763,924        401,757,470         48,465,784         63,656,479
                                                          ---------------    ---------------    ---------------    ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ......................................        82,850,202        497,083,297         21,551,566         28,963,364
   WITHDRAWALS ........................................      (435,193,416)      (739,287,088)       (26,464,107)       (44,896,304)
                                                          ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTERESTS ...............................      (352,343,214)      (242,203,791)        (4,912,541)       (15,932,940)
                                                          ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS .................      (140,579,290)       159,553,679         43,553,243         47,723,539
                                                          ---------------    ---------------    ---------------    ---------------
ENDING NET ASSETS .....................................   $ 3,422,954,253    $ 3,563,533,543    $   402,725,352    $   359,172,109
                                                          ===============    ===============    ===============    ===============

(3)   THIS PORTFOLIO COMMENCED OPERATIONS ON JANUARY 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                           SMALL COMPANY GROWTH PORTFOLIO         SMALL COMPANY VALUE PORTFOLIO
                                                        ------------------------------------   -----------------------------------
                                                                  FOR THE            FOR THE            FOR THE            FOR THE
                                                         SIX MONTHS ENDED         YEAR ENDED   SIX MONTHS ENDED         YEAR ENDED
                                                           MARCH 31, 2006      SEPTEMBER 30,     MARCH 31, 2006      SEPTEMBER 30,
                                                              (UNAUDITED)               2005        (UNAUDITED)               2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning Net Assets ...............................   $   889,007,735    $   798,352,072    $   620,229,304    $   445,746,360

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................        (1,017,213)        (3,794,922)         2,179,524          3,246,193
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............        77,318,419         96,209,873         60,222,758         90,994,124
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      OF INVESTMENTS ..................................        87,513,659         34,372,379         15,224,032         18,729,897
                                                          ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .........................................       163,814,865        126,787,330         77,626,314        112,970,214
                                                          ---------------    ---------------    ---------------    ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ......................................        43,474,285         84,733,044        145,374,648        137,873,623
   WITHDRAWALS ........................................       (68,769,259)      (120,864,711)      (219,752,915)       (76,360,893)
                                                          ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTERESTS ...............................       (25,294,974)       (36,131,667)       (74,378,267)        61,512,730
                                                          ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS .................       138,519,891         90,655,663          3,248,047        174,482,944
                                                          ---------------    ---------------    ---------------    ---------------
ENDING NET ASSETS .....................................   $ 1,027,527,626    $   889,007,735    $   623,477,351    $   620,229,304
                                                          ===============    ===============    ===============    ===============

                                                          STRATEGIC SMALL CAP VALUE PORTFOLIO(3)
                                                          -------------------------------------
                                                                  FOR THE
                                                             PERIOD ENDED
                                                            SEPTEMBER 30,
                                                                     2005
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning Net Assets ...............................   $             0

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................           253,629
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............           644,786
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      OF INVESTMENTS ..................................         8,204,870
                                                          ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .........................................         9,103,285
                                                          ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ......................................       196,976,951
   WITHDRAWALS ........................................        (3,803,163)
                                                          ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTERESTS ...............................       193,173,788
                                                          ---------------
NET INCREASE (DECREASE) IN NET ASSETS .................       202,277,073
                                                          ---------------
ENDING NET ASSETS .....................................   $   202,277,073
                                                          ===============

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                  ---------------------------------------------------
                                                                                                                         PORTFOLIO
                                                  NET INVESTMENT       GROSS    EXPENSES          NET          TOTAL      TURNOVER
                                                   INCOME (LOSS)    EXPENSES      WAIVED     EXPENSES      RETURN(2)          RATE
----------------------------------------------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)....          1.44%       0.77%     (0.11)%        0.66%          7.42%           15%
DECEMBER 6, 2004(3) TO SEPTEMBER 30, 2005 .......          0.98%       0.77%     (0.06)%        0.71%          1.51%           19%

DISCIPLINED GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)....          0.04%       0.79%     (0.01)%        0.78%          5.23%           40%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........          0.44%       0.79%     (0.01)%        0.78%         11.76%           45%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004............          0.28%       0.80%     (0.26)%        0.54%          9.88%           87%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003............          0.28%       0.88%     (0.15)%        0.73%         25.65%          117%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002............          0.27%       0.91%     (0.18)%        0.73%        (12.57)%         156%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001............          0.15%       0.82%     (0.10)%        0.72%        (20.55)%         181%

EQUITY INCOME PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)....          1.88%       0.75%     (0.05)%        0.70%          3.64%            3%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........          2.04%       0.73%     (0.13)%        0.60%         13.30%           20%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004............          1.86%       0.77%     (0.21)%        0.56%         17.04%           11%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003............          2.01%       0.78%     (0.11)%        0.67%         20.66%            9%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002............          1.61%       0.78%     (0.10)%        0.68%        (19.49)%          12%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001............          1.29%       0.78%     (0.10)%        0.68%         (8.61)%           3%

EQUITY VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)....          1.19%       0.79%     (0.01)%        0.78%          6.33%           53%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........          1.22%       0.78%     (0.02)%        0.76%         21.61%          145%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004............          1.25%       0.80%     (0.18)%        0.62%         17.82%          122%
AUGUST 29, 2003(3) TO SEPTEMBER 30, 2003.........          0.64%       0.86%     (0.32)%        0.54%         (1.80)%           3%

INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)....          1.87%       0.12%      0.00%         0.12%          6.34%            3%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........          2.08%       0.12%     (0.08)%        0.04%         12.23%            8%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004............          1.71%       0.17%     (0.14)%        0.03%         13.87%            2%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003............          1.70%       0.18%     (0.05)%        0.13%         24.42%            3%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002............          1.40%       0.18%     (0.05)%        0.13%        (20.52)%           4%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001............          1.23%       0.18%     (0.05)%        0.13%        (26.56)%           2%

INTERNATIONAL CORE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)....          0.91%       1.11%     (0.08)%        1.03%         10.71%           24%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........          1.51%       1.09%     (0.01)%        1.08%         18.69%          108%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004............          0.86%       1.11%     (0.15)%        0.96%         13.84%           33%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003............          0.81%       1.12%     (0.03)%        1.09%         18.39%           75%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002............          0.54%       1.26%     (0.02)%        1.24%        (19.04)%          38%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001............          0.57%       1.31%     (0.04)%        1.27%        (28.86)%          33%

INTERNATIONAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)....         (0.08)%      1.08%     (0.09)%        0.99%         16.76%           30%
OCTOBER 6, 2004(3) TO SEPTEMBER 30, 2005 ........          1.02%       1.08%     (0.02)%        1.06%         22.30%           67%

INTERNATIONAL INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)....          1.71%       0.51%     (0.13)%        0.38%         14.27%            2%
OCTOBER 6, 2004(3) TO SEPTEMBER 30, 2005 ........          2.41%       0.49%     (0.03)%        0.46%         21.90%           21%

INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)....          1.31%       1.12%     (0.02)%        1.10%         13.24%            9%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........          2.21%       1.11%     (0.01)%        1.10%         25.92%           14%
OCTOBER 31, 2003(3) TO SEPTEMBER 30, 2004........          2.61%       1.02%     (0.18)%        0.84%         20.00%           24%

LARGE CAP APPRECIATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)....          0.59%       0.77%     (0.06)%        0.71%          8.30%           80%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........          0.83%       0.74%      0.00%         0.74%         20.02%          133%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........          0.50%       0.76%     (0.14)%        0.62%         10.56%          149%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003............          0.29%       0.81%     (0.09)%        0.72%         18.50%          153%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002............          0.37%       0.88%     (0.16)%        0.72%        (20.04)%         123%
AUGUST 31, 2001(3) TO SEPTEMBER 30, 2001.........          1.51%       0.79%     (0.07)%        0.72%         (7.01)%          10%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                  ---------------------------------------------------
                                                                                                                         PORTFOLIO
                                                  NET INVESTMENT       GROSS    EXPENSES          NET          TOTAL      TURNOVER
                                                   INCOME (LOSS)    EXPENSES      WAIVED     EXPENSES      RETURN(2)          RATE
----------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)....          0.16%       0.70%      (0.09)%       0.61%          5.94%            3%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........          0.69%       0.69%      (0.01)%       0.68%         11.03%           18%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004............         (0.09)%      0.76%      (0.08)%       0.68%          2.96%           14%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003............         (0.24)%      0.78%      (0.02)%       0.76%         27.90%           13%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002............         (0.34)%      0.78%       0.00%        0.78%        (22.32)%          18%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001............         (0.29)%      0.78%       0.00%        0.78%        (39.70)%          13%

SMALL CAP INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)....          1.00%       0.24%      (0.01)%       0.23%         13.23%           11%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........          1.00%       0.23%      (0.05)%       0.18%         21.03%           14%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........          0.93%       0.28%      (0.19)%       0.09%         23.97%           17%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003............          0.74%       0.31%      (0.02)%       0.29%         27.79%           11%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002............          0.57%       0.33%      (0.01)%       0.32%         (2.60)%          17%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001............          0.90%       0.33%      (0.01)%       0.32%        (12.27)%          25%

SMALL COMPANY GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)....         (0.22)%      0.91%       0.00%        0.91%         18.61%           67%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........         (0.45)%      0.91%       0.00%        0.91%         16.51%          142%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004............         (0.63)%      0.93%      (0.07)%       0.86%         12.70%          145%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003............         (0.35)%      0.94%      (0.02)%       0.92%         37.90%          163%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002............         (0.40)%      0.94%       0.00%        0.94%        (19.95)%         169%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001............         (0.17)%      0.94%       0.00%        0.94%        (23.09)%         206%

SMALL COMPANY VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED)....          0.67%       0.92%      (0.18)%       0.74%         11.82%           58%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........          0.61%       0.92%      (0.10)%       0.82%         24.77%           70%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004............          0.54%       0.93%      (0.13)%       0.80%         23.72%           64%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003............          0.70%       0.95%      (0.16)%       0.79%         38.33%           80%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002............          0.68%       0.98%      (0.19)%       0.79%         (2.16)%          98%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001............          1.32%       0.97%      (0.18)%       0.79%         10.70%           90%

STRATEGIC SMALL CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
JANUARY 31, 2006(3) TO MARCH 31, 2006 (UNAUDITED)          0.30%       0.99%      (0.21)%       0.78%          4.00%            6%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                                                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)   Commencement of operations.

NOTES TO FINANCIAL STATEMENTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Master Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently has 19 separate investment portfolios. These financial statements are for 15 of those portfolios as follows: the C&B Large Cap Value Portfolio, Disciplined Growth Portfolio, Equity Income Portfolio, Equity Value Portfolio, Index Portfolio, International Core Portfolio, International Growth Portfolio, International Index Portfolio, Internationl Value Portfolio, Large Cap Appreciation Portfolio, Large Company Growth Portfolio, Small Cap Index Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Strategic Small Cap Value Portfolio (each, a "Fund" and collectively, the "Funds").

      Interests in the Funds are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

FEDERAL INCOME TAXES

      Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Funds of the Trust are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Fund are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Fund regardless of whether such interest, dividends, or gains have been distributed by the Fund.

FORWARD FOREIGN CURRENCY CONTRACTS

      The Funds may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

      As of March 31, 2006, outstanding forward contracts were as follows:

                                           Currency                                                Currency       Net Unrealized
                                         Amount to be                                            Amount to be     Appreciation/
      Portfolio                            Received      Type of Currency     Settlement Date     Delivered       (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL INDEX PORTFOLIO           233,000    Australia Dollar        6/30/2006       $    165,353        $ 1,215
                                              290,000    Switzerland Franc       6/30/2006            225,365           (763)
                                              907,000          Euro              6/30/2006          1,102,567          2,732
                                              453,000      British Pound         6/30/2006            794,299         (6,315)
                                           97,500,000      Japanese Yen          6/30/2006            845,877         (7,034)
--------------------------------------------------------------------------------------------------------------------------------

FUTURES CONTRACTS

      The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At March 31, 2006, the following Funds held futures contracts:

                                                                                                             Net Unrealized
                                                                                                              Appreciation
      Portfolio                         Contracts         Type          Expiration Date    Notional Amount   (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
      INDEX PORTFOLIO                    34 Long         S&P 500           June 2006         $11,046,350        $ 31,700
---------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL INDEX PORTFOLIO      31 Long     DJ Eurostoxx 50       June 2006           1,413,941           2,138
                                         11 Long     FTSE 100 Index        June 2006           1,149,480          (3,682)
                                          8 Long          TOPIX            June 2006           1,095,009          80,600
---------------------------------------------------------------------------------------------------------------------------
      SMALL CAP INDEX PORTFOLIO          14 Long      Russell 2000         June 2006           5,215,375         187,225
---------------------------------------------------------------------------------------------------------------------------

SECURITY LOANS

      The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked daily while collateral supporting loans of U.S. Government securities are remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loans plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may

NOTES TO FINANCIAL STATEMENTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2005, Wells Fargo Bank, N.A. received 35% of the revenues earned on the securities lending activities and incurred all expenses. The value of the securities on loan and the value of the related collateral at March 31, 2006, are shown on the Statement of Assets and Liabilities.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                   Advisory Fees                                                   Subadvisory Fees
                              Average Daily        (% of Average                               Average Daily         (% of Average
      Portfolio                 Net Assets       Daily Net Assets)        Subadviser             Net Assets        Daily Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
      C&B LARGE CAP         First $500 million         0.750         Cooke & Bieler, L.P.    First $250 million          0.450
      VALUE PORTFOLIO        Next $500 million         0.700                                  Next $250 million          0.400
                               Next $2 billion         0.650                                  Next $250 million          0.350
                               Next $2 billion         0.625                                  Over $750 million          0.300
                               Over $5 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
      DISCIPLINED           First $500 million         0.750             Smith Asset         First $200 million          0.300
      GROWTH PORTFOLIO       Next $500 million         0.700              Management          Next $300 million          0.200
                               Next $2 billion         0.650             Group, L.P.          Over $500 million          0.150
                               Next $2 billion         0.625
                               Over $5 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
      EQUITY INCOME         First $500 million         0.750            Wells Capital        First $100 million          0.350
      PORTFOLIO*             Next $500 million         0.700              Management          Next $100 million          0.300
                               Next $2 billion         0.650             Incorporated         Next $300 million          0.200
                               Next $2 billion         0.625                                  Over $500 million          0.150
                               Over $5 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
      EQUITY VALUE          First $500 million         0.750         Systematic Financial    First $150 million          0.300
      PORTFOLIO              Next $500 million         0.700           Management L.P.        Next $200 million          0.200
                               Next $2 billion         0.650                                  Next $400 million          0.150
                               Next $2 billion         0.625                                  Next $250 million          0.130
                               Over $5 billion         0.600                                    Over $1 billion          0.100
------------------------------------------------------------------------------------------------------------------------------------
      INDEX PORTFOLIO*      First $500 million         0.100            Wells Capital        First $100 million          0.050
                             Next $500 million         0.100              Management          Next $100 million          0.030
                               Next $2 billion         0.075             Incorporated         Over $200 million          0.020
                               Next $2 billion         0.075
                               Over $5 billion         0.050
------------------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL         First $500 million         0.950               New Star           First $50 million          0.350
      CORE PORTFOLIO         Next $500 million         0.900            Institutional         Next $500 million          0.290
                               Next $2 billion         0.850               Managers           Over $550 million          0.200
                               Next $2 billion         0.825               Limited
                               Over $5 billion         0.800
------------------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL         First $500 million         0.950           Artisan Partners      First $250 million          0.700
      GROWTH PORTFOLIO       Next $500 million         0.900         Limited Partnership      Over $250 million          0.500
                               Next $2 billion         0.850
                               Next $2 billion         0.825
                               Over $5 billion         0.800
------------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                   Advisory Fees                                                   Subadvisory Fees
                              Average Daily        (% of Average                               Average Daily         (% of Average
      Portfolio                 Net Assets       Daily Net Assets)        Subadviser             Net Assets        Daily Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL         First $500 million         0.350              SSgA Funds         First $100 million          0.080
      INDEX PORTFOLIO        Next $500 million         0.350              Management          Over $100 million          0.060
                               Next $2 billion         0.325
                               Next $2 billion         0.325
                               Over $5 billion         0.300
------------------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL         First $500 million         0.950              LSV Asset          First $150 million          0.350
      VALUE PORTFOLIO        Next $500 million         0.900              Management          Next $350 million          0.400
                               Next $2 billion         0.850                                  Next $250 million          0.350
                               Next $2 billion         0.825                                  Next $250 million          0.325
                               Over $5 billion         0.800                                    Over $1 billion          0.300
------------------------------------------------------------------------------------------------------------------------------------
      LARGE CAP             First $500 million         0.700           Cadence Capital       First $250 million          0.300
      APPRECIATION           Next $500 million         0.700            Management LLC        Next $250 million          0.200
      PORTFOLIO                Next $2 billion         0.650                                  Next $500 million          0.150
                               Next $2 billion         0.625                                    Over $1 billion          0.100
                               Over $5 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
      LARGE COMPANY         First $500 million         0.750          Peregrine Capital       First $25 million          0.750
      GROWTH PORTFOLIO       Next $500 million         0.700           Management, Inc.        Next $25 million          0.600
                               Next $2 billion         0.650                                  Next $225 million          0.500
                               Next $2 billion         0.625                                  Over $275 million          0.300
                               Over $5 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
      SMALL CAP INDEX       First $500 million         0.200            Wells Capital        First $100 million          0.050
      PORTFOLIO*             Next $500 million         0.200              Management          Next $100 million          0.030
                               Next $2 billion         0.175             Incorporated         Over $200 million          0.020
                               Next $2 billion         0.175
                               Over $5 billion         0.150
------------------------------------------------------------------------------------------------------------------------------------
      SMALL COMPANY         First $500 million         0.900          Peregrine Capital       First $50 million          0.900
      GROWTH PORTFOLIO       Next $500 million         0.850           Management, Inc.       Next $130 million          0.750
                               Next $2 billion         0.800                                  Next $160 million          0.650
                               Next $2 billion         0.775                                  Next $345 million          0.500
                               Over $5 billion         0.750                                   Next $50 million          0.520
                                                                                              Over $735 million          0.550
------------------------------------------------------------------------------------------------------------------------------------
      SMALL COMPANY         First $500 million         0.900          Peregrine Capital      First $175 million          0.500
      VALUE PORTFOLIO        Next $500 million         0.850           Management, Inc.       Over $175 million          0.750
                               Next $2 billion         0.800
                               Next $2 billion         0.775
                               Over $5 billion         0.750
------------------------------------------------------------------------------------------------------------------------------------
      STRATEGIC SMALL CAP   First $500 million         0.900            Wells Capital        First $200 million          0.450
      VALUE PORTFOLIO        Next $500 million         0.850              Management          Over $200 million          0.400
                               Next $2 billion         0.800             Incorporated
                               Next $2 billion         0.775
                               Over $5 billion         0.750
------------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

      * Effective January 1, 2006. Prior to January 1, 2006, Subadviser(s) were entitled to be paid a monthly fee at the following rates:

                                                                                   Subadvisory
                                                          Average Daily         Fees (% of Average
      Portfolio                     Subadviser              Net Assets          Daily Net Assets)
--------------------------------------------------------------------------------------------------
      EQUITY INCOME                Wells Capital        First $200 million            0.250
      PORTFOLIO                     Management           Next $200 million            0.200
                                   Incorporated          Over $400 million            0.150
--------------------------------------------------------------------------------------------------
      INDEX PORTFOLIO              Wells Capital        First $200 million            0.020
                                    Management           Over $200 million            0.010
                                   Incorporated
--------------------------------------------------------------------------------------------------
      INTERNATIONAL GROWTH       Artisan Partners         All asset levels            0.700
      PORTFOLIO                 Limited Partnership
--------------------------------------------------------------------------------------------------
      SMALL CAP INDEX              Wells Capital        First $200 million            0.020
      PORTFOLIO                     Management           Over $200 million            0.010
                                   Incorporated

ADMINISTRATION AND TRANSFER AGENT FEES

      Currently, there are no administration or transfer agency fees charged to the Master Trust.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                  % of Average
      Portfolio                                                 Daily Net Assets
--------------------------------------------------------------------------------
      INTERNATIONAL CORE PORTFOLIO                                    0.10
--------------------------------------------------------------------------------
      INTERNATIONAL GROWTH PORTFOLIO                                  0.10
--------------------------------------------------------------------------------
      INTERNATIONAL INDEX PORTFOLIO                                   0.10
--------------------------------------------------------------------------------
      INTERNATIONAL VALUE PORTFOLIO                                   0.10
--------------------------------------------------------------------------------
      ALL OTHER FUNDS                                                 0.02
--------------------------------------------------------------------------------

TRANSACTIONS WITH AFFILIATES

      For the period ended March 31, 2006, the following funds paid brokerage commissions to an affiliated broker dealer:

      Portfolio                                                Broker Commission
--------------------------------------------------------------------------------
      Small Company Growth Portfolio                                $8,124
--------------------------------------------------------------------------------

OTHER FEES

      PFPC Inc. ("PFPC") serves as fund accountant for the Trust. PFPC currently does not receive a fee for its services, but is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses in the Statements of Operations, for the year ended, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from custody fees collected, if any.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the period ended March 31, 2006, were as follows:

      Portfolio                              Purchases at Cost    Sales Proceeds
--------------------------------------------------------------------------------
      C&B LARGE CAP VALUE PORTFOLIO             $  114,601,117     $ 122,929,813
--------------------------------------------------------------------------------
      DISCIPLINED GROWTH PORTFOLIO                  72,191,673        74,705,497
--------------------------------------------------------------------------------
      EQUITY INCOME PORTFOLIO                       39,292,629       281,678,052
--------------------------------------------------------------------------------
      EQUITY VALUE PORTFOLIO                       234,685,842       236,120,500
--------------------------------------------------------------------------------
      INDEX PORTFOLIO                              155,433,837        71,287,796
--------------------------------------------------------------------------------
      INTERNATIONAL CORE PORTFOLIO                  38,249,439        49,424,015
--------------------------------------------------------------------------------
      INTERNATIONAL GROWTH PORTFOLIO                75,779,748        90,739,551
--------------------------------------------------------------------------------
      INTERNATIONAL INDEX PORTFOLIO                  2,641,220        17,680,311
--------------------------------------------------------------------------------
      INTERNATIONAL VALUE PORTFOLIO                 14,540,851        26,882,236
--------------------------------------------------------------------------------
      LARGE CAP APPRECIATION PORTFOLIO             106,403,724       105,748,284
--------------------------------------------------------------------------------
      LARGE COMPANY GROWTH PORTFOLIO                90,177,225       464,592,490
--------------------------------------------------------------------------------
      SMALL CAP INDEX PORTFOLIO                     39,795,161        43,091,348
--------------------------------------------------------------------------------
      SMALL COMPANY GROWTH PORTFOLIO               611,682,946       650,005,416
--------------------------------------------------------------------------------
      SMALL COMPANY VALUE PORTFOLIO                358,738,527       444,207,613
--------------------------------------------------------------------------------
      STRATEGIC SMALL CAP VALUE PORTFOLIO          198,451,603        11,097,867
--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------------
                         POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE**      PAST FIVE YEARS                     OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
Thomas S. Goho           Trustee, since 1987      Chair of Finance, Wake Forest       None
63                                                University, since 2006. Benson-
                                                  Pruitt Professorship, Wake
                                                  Forest University, Calloway
                                                  School of Business and
                                                  Accountancy, since 1999.
-----------------------------------------------------------------------------------------------------------
Peter G. Gordon          Trustee, since 1998      Chairman, CEO, and Co-              None
63                       (Chairman, since 2005)   Founder of Crystal Geyser
                                                  Water Company, and President
                                                  of Crystal Geyser Roxane Water
                                                  Company.
-----------------------------------------------------------------------------------------------------------
Richard M. Leach         Trustee, since 1987      Retired. Prior thereto, President   None
72                                                of Richard M. Leach Associates
                                                  (a financial consulting firm).
-----------------------------------------------------------------------------------------------------------
Olivia S. Mitchell       Trustee, since 2006      Professor of Insurance and Risk     None
53                                                Management, Wharton School,
                                                  University of Pennsylvania.
                                                  Director of the Boettner Center
                                                  on Pensions and Retirement.
                                                  Research Associate and Board
                                                  Member, Penn Aging Research
                                                  Center. Research Associate,
                                                  National Bureau of Economic
                                                  Research.
-----------------------------------------------------------------------------------------------------------
Timothy J. Penny         Trustee, since 1996      Senior Counselor to the public      None
54                                                relations firm of Himle-Horner,
                                                  and Senior Fellow at the
                                                  Humphrey Institute,
                                                  Minneapolis, Minnesota (a
                                                  public policy organization).
-----------------------------------------------------------------------------------------------------------
Donald C. Willeke        Trustee, since 1996      Principal of the law firm of        None
65                                                Willeke & Daniels.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INTERESTED TRUSTEE***
-----------------------------------------------------------------------------------------------------------
                         POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE**      PAST FIVE YEARS                     OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
J. Tucker Morse          Trustee, since 1987      Private Investor/Real Estate        None
61                                                Developer. Prior thereto,
                                                  Chairman of White  Point
                                                  Capital, LLC until 2005.
-----------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------
                         POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE        PAST FIVE YEARS                     OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
Karla M. Rabusch         President, since 2003    Executive Vice President of         None
46                                                Wells Fargo Bank, N.A. and
                                                  President of Wells Fargo Funds
                                                  Management, LLC. Senior Vice
                                                  President and Chief
                                                  Administrative Officer of Wells
                                                  Fargo Funds Management, LLC
                                                  from 2001 to 2003.
-----------------------------------------------------------------------------------------------------------
C. David Messman         Secretary, since 2000    Vice President and Managing         None
45                                                Senior Counsel of Wells Fargo
                                                  Bank, N.A. and Senior Vice
                                                  President and Secretary of Wells
                                                  Fargo Funds Management, LLC.
                                                  Vice President and Senior
                                                  Counsel of Wells Fargo Bank,
                                                  N.A. from 1996 to 2003.
-----------------------------------------------------------------------------------------------------------
A. Erdem Cimen           Treasurer, since 2006    Vice President of Wells Fargo       None
32                                                Bank, N.A. and Vice President
                                                  of Financial Operations for
                                                  Wells Fargo Funds Management,
                                                  LLC. Vice President and Group
                                                  Finance Officer of Wells Fargo
                                                  Bank, N.A. Auto Finance Group
                                                  from 2004 to 2006. Vice
                                                  President of Portfolio Risk
                                                  Management for Wells Fargo
                                                  Bank, N.A. Auto Finance Group
                                                  in 2004. Vice President of
                                                  Portfolio Research and Analysis
                                                  for Wells Fargo Bank, N.A. Auto
                                                  Finance Group from 2001 to
                                                  2004. Director of Small Business
                                                  Services Risk Management for
                                                  American Express Travel Related
                                                  Services from 2000 to 2001.
-----------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of March 31, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

OTHER INFORMATION (UNAUDITED)             WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY
AGREEMENTS:

AGGRESSIVE ALLOCATION FUND, ASSET ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND, GROWTH BALANCED FUND, MODERATE BALANCED FUND,

C&B LARGE CAP VALUE PORTFOLIO, DISCIPLINED GROWTH PORTFOLIO, EQUITY INCOME PORTFOLIO, EQUITY VALUE PORTFOLIO, INDEX PORTFOLIO,

INTERNATIONAL CORE PORTFOLIO, INTERNATIONAL GROWTH PORTFOLIO, INTERNATIONAL INDEX PORTFOLIO, INTERNATIONAL VALUE PORTFOLIO,

LARGE CAP APPRECIATION PORTFOLIO, LARGE COMPANY GROWTH PORTFOLIO, SMALL CAP INDEX PORTFOLIO, SMALL COMPANY GROWTH PORTFOLIO,

SMALL COMPANY VALUE PORTFOLIO AND STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees (each, a "Board" and collectively, the "Boards") of Wells Fargo Funds Trust and Wells Fargo Master Trust (each, a "Trust" and collectively, the "Trusts"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and subadvisory agreements and are not "interested persons" of each Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and subadvisory agreements. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Aggressive Allocation Fund, Asset Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund, Moderate Balanced Fund, C&B Large Cap Value Portfolio, Disciplined Growth Portfolio, Equity Income Portfolio, Equity Value Portfolio, Index Portfolio, International Core Portfolio, International Growth Portfolio, International Index Portfolio, International Value Portfolio, Large Cap Appreciation Portfolio, Large Company Growth Portfolio, Small Cap Index Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Strategic Small Cap Value Portfolio (the "Funds"); (ii) an investment subadvisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Aggressive Allocation Fund, Asset Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund, Moderate Balanced Fund, Equity Income Portfolio, Index Portfolio, Small Cap Index Portfolio and Strategic Small Cap Value Portfolio;
(iii) an investment subadvisory agreement with Artisan Partners Limited Partnership ("Artisan") for the International Growth Portfolio; (iv) an investment subadvisory agreement with Cadence Capital Management, LLC ("Cadence") for the Large Cap Appreciation Portfolio; (v) an investment subadvisory agreement with Cooke & Bieler L.P. ("Cooke & Bieler") for the C&B Large Cap Value Portfolio; (vi) Galliard Capital Management, Inc. ("Galliard") for the Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund; (vii) an investment subadvisory agreement with LSV Asset Management ("LSV") for the International Value Portfolio; (viii) an investment subadvisory agreement with New Star Institutional Managers Limited ("New Star") for the International Core Portfolio; (ix) an investment subadvisory agreement with Peregrine Capital Management, Inc. ("Peregrine") for the Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund, Moderate Balanced Fund, Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio; (x) an investment subadvisory agreement with Smith Asset Management, L.P. ("Smith") for the Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund, Moderate Balanced Fund, Disciplined Growth Portfolio; (xi) an investment subadvisory agreement with SSgA Funds Management ("SSgA") for the International Index Portfolio; and (xii) an investment subadvisory agreement with Systematic Financial Management, L.P. ("Systematic") for the Equity Value Portfolio. The investment advisory agreements with Funds Management and the investment subadvisory agreements with Wells Capital Management, Artisan, Cadence, Cooke & Bieler, LSV, New Star, Peregrine, Smith, SSgA, and Systematic (the "Subadvisers") are collectively referred to as the "Advisory Agreements."

      More specifically, at meetings held on March 31, 2006, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Subadvisers and the continuation of the Advisory Agreements. Prior to the March 31, 2006 meetings, the Boards, including the Independent Trustees, met in person and telephonically a number of times, both with Funds Management and in private sessions relating to the advisory contract approvals. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

      Because the Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund are gateway blended funds that invest all of their assets in the portfolios identified above, information provided to the Boards regarding the Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund is also applicable to the portfolios identified above.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Subadvisers under the Advisory Agreements. The Board also received and considered responses of Funds Management and the Subadvisers to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of Funds Management and the Subadvisers. In this regard, the Boards specifically reviewed the qualifications, background and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS             OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      The Boards evaluated the ability of Funds Management and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Boards considered information regarding Funds Management's and the Subadvisers' compensation program for its personnel involved in the management of the Funds.

      The Boards further considered the compliance programs and compliance records of Funds Management and the Subadvisers. In addition, the Boards took into account the administrative services provided to the Funds by Funds Management and its affiliates. In considering these matters, the Boards considered not only the specific information presented in connection with the meetings, but also the knowledge gained over the course of interacting with Funds Management about various topics, including Funds Management's oversight of service providers, such as the Subadvisers.

      Based on the above factors, together with those referenced below, each of the Boards concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Subadvisers.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Boards considered the performance results for each of the Funds over various time periods ended December 31, 2005. They also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Boards noted that the performance of each of the Funds, except the Conservative Allocation Fund and C&B Large Cap Value Portfolio, was better than, or not appreciably below, the median performance of each Fund's Peer Group for most time periods. The Boards noted that the performance of the C&B Large Cap Value Portfolio was below the median performance for the Fund's Peer Group for several of the periods. The Boards further noted that the C&B Large Cap Value Portfolio's recent underperformance was due to the Fund's underweight position in energy and utilities stocks, which is consistent with the Subadviser's investment process. The Boards asked for a continued report on the performance of the C&B Large Cap Value Portfolio. The Boards also noted the improvement in recent performance of the Conservative Allocation Fund.

      The Boards received and considered information regarding the Funds' net operating expense ratios and their various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. They also considered comparisons of these fees to the expense information for the Funds' Peer Group and Universe, which comparative data was provided by Lipper. The Boards noted that the net operating expense ratios of the Funds were lower than, or not appreciably higher than, the Funds' Peer Groups' median net operating expense ratios.

      Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUBADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Boards reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Boards took into account the separate administrative services covered by the administration fee rates. The Boards also reviewed and considered the contractual investment subadvisory fee rates (the "Subadvisory Agreement Rates") payable by Funds Management to the Subadvisers for investment subadvisory services. In addition, the Boards reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Boards received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Boards noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of the Funds' Peer Group. In addition, the Boards concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to the Funds' Peer Group, and reasonable in relation to the services provided.

      The Boards also reviewed and considered the Subadvisory Agreement Rates and concluded that the Subadvisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Boards received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds on the one hand and Funds Management affiliates on the other. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

OTHER INFORMATION (UNAUDITED)             WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

      The Boards did not consider a separate profitability analysis of Wells Capital Management, Peregrine and Smith, as their separate profitability from their relationships with the Aggressive Allocation Fund, Asset Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund, Moderate Balanced Fund, Disciplined Growth Portfolio, Equity Income Portfolio, Index Portfolio, Large Company Growth Portfolio, Small Cap Index Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Strategic Small Cap Value Portfolio, was not a material factor in determining whether to renew the agreements. The Wells Fargo Master Trust Board did not consider profitability information with respect to Artisan, Cadence, Cooke & Bieler, LSV, New Star, SSgA, and Systematic, which are not affiliated with Funds Management. The Board considered that the subadvisory fees paid to these subadvisers had been negotiated by Funds Management on an arm's length basis and that these subadvisers' separate profitability from their relationships with the C&B Large Cap Value Portfolio, Equity Value Portfolio, International Core Portfolio, International Growth Portfolio, International Index Portfolio, International Value Portfolio and Large Cap Appreciation Portfolio, was not a material factor in determining whether to renew the agreements.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Boards received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just in respect to a single fund. The Boards concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders/interestholders, most particularly through Advisory Agreement Rate breakpoints applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Boards also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trusts, and those offered by the Subadvisers to other clients, including other registered investment companies and separate accounts. The Boards concluded that the Advisory Agreement Rates, the Subadvisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Subadvisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUBADVISERS
--------------------------------------------------------------------------------

      The Boards received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Subadvisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Subadvisers with the Funds and benefits potentially derived from an increase in Funds Management's and the Subadvisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders/interestholders other financial products offered by Funds Management and its affiliates or the Subadvisers and their affiliates).

      The Boards also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transactions costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed Funds Management's and the Subadvisers methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Boards also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares/interests are offered and sold. The Boards noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Boards reviewed detailed materials received from Funds Management and the Subadvisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services that the Funds receive throughout the year. In this regard, the Boards review reports of Funds Management and the Subadvisers at each of their quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Boards confer with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Boards concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and its shareholders/interestholders. Accordingly, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                     LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG        -- Association of Bay Area Governments
ADR         -- American Depository Receipts
AMBAC       -- American Municipal Bond Assurance Corporation
AMT         -- Alternative Minimum Tax
ARM         -- Adjustable Rate Mortgages
BART        -- Bay Area Rapid Transit
CDA         -- Community Development Authority
CDSC        -- Contingent Deferred Sales Charge
CGIC        -- Capital Guaranty Insurance Company
CGY         -- Capital Guaranty Corporation
CMT         -- Constant Maturity Treasury
COFI        -- Cost of Funds Index
Connie Lee  -- Connie Lee Insurance Company
COP         -- Certificate of Participation
CP          -- Commercial Paper
CTF         -- Common Trust Fund
DW&P        -- Department of Water & Power
DWR         -- Department of Water Resources
EDFA        -- Education Finance Authority
FFCB        -- Federal Farm Credit Bank
FGIC        -- Financial Guaranty Insurance Corporation
FHA         -- Federal Housing Authority
FHLB        -- Federal Home Loan Bank
FHLMC       -- Federal Home Loan Mortgage Corporation
FNMA        -- Federal National Mortgage Association
FRN         -- Floating Rate Notes
FSA         -- Financial Security Assurance, Inc
GDR         -- Global Depository Receipt
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
HFA         -- Housing Finance Authority
HFFA        -- Health Facilities Financing Authority
IDA         -- Industrial Development Authority
IDR         -- Industrial Development Revenue
LIBOR       -- London Interbank Offered Rate
LLC         -- Limited Liability Corporation
LOC         -- Letter of Credit
LP          -- Limited Partnership
MBIA        -- Municipal Bond Insurance Association
MFHR        -- Multi-Family Housing Revenue
MUD         -- Municipal Utility District
MTN         -- Medium Term Note
PCFA        -- Pollution Control Finance Authority
PCR         -- Pollution Control Revenue
PFA         -- Public Finance Authority
PLC         -- Private Placement
PSFG        -- Public School Fund Guaranty
RDA         -- Redevelopment Authority
RDFA        -- Redevelopment Finance Authority
REITS       -- Real Estate Investment Trusts
R&D         -- Research & Development
SFHR        -- Single Family Housing Revenue
SFMR        -- Single Family Mortgage Revenue
SLMA        -- Student Loan Marketing Association
STEERS      -- Structured Enhanced Return Trust
TBA         -- To Be Announced
TRAN        -- Tax Revenue Anticipation Notes
USD         -- Unified School District
V/R         -- Variable Rate
WEBS        -- World Equity Benchmark Shares
XLCA        -- XL Capital Assurance

[LOGO]
WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO This report and the financial statements ADVANTAGE FUNDS SM is available free contained herein are submitted for the upon request. To obtain literature, general information of the shareholders
please write, e-mail, visit the         of WELLS FARGO ADVANTAGE  FUNDS. If this
Funds' Web site, or call:               report is used for promotional purposes,
                                        distribution   of  the  report  must  be
WELLS FARGO ADVANTAGE FUNDS             accompanied  or  preceded  by a  current
P.O. Box 8266                           prospectus.  For a prospectus containing
Boston, MA 02266-8266                   more  complete  information,   including
                                        charges     and      expenses,      call
E-mail: wfaf@wellsfargo.com             1-800-222-8222  or visit the  Fund's Web
Web site:                               site                                  at
www.wellsfargo.com/advantagefunds       www.wellsfargo.com/advantagefunds.
Retail Investment Professionals:        Please     consider    the    investment
1-888-877-9275                          objective,  risks, charges, and expenses
Institutional Investment                of  the  investment   carefully   before
Professionals: 1-866-765-0778           investing.  This and  other  information
                                        about WELLS FARGO ADVANTAGE FUNDS can be
                                        found in the  current  prospectus.  Read
                                        the  prospectus   carefully  before  you
                                        invest or send money.

                                        Wells  Fargo  Funds  Management,  LLC, a
                                        wholly owned subsidiary of Wells Fargo &
                                        Company,  provides  investment  advisory
                                        and  administrative  services  for WELLS
                                        FARGO ADVANTAGE FUNDS.  Other affiliates
                                        of Wells  Fargo & Company  provide  sub-
                                        advisory  and  other  services  for  the
                                        Funds.  The  Funds  are  distributed  by
                                        WELLS  FARGO  FUNDS  DISTRIBUTOR,   LLC,
                                        Member NASD/SIPC,  an affiliate of Wells
                                        Fargo & Company.


             -------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
             -------------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo  |  www.wellsfargo.com/advantagefunds |      RT056261 05-31
Advantage Funds, LLC. |                                    | SAAFLD/SAR110 03/06
All rights reserved.  |                                    |

                                                                [LOGO]
                                                                WELLS  ADVANTAGE
                                                                FARGO  FUNDS
--------------------------------------------------------------------------------
                                  MARCH 31, 2006
--------------------------------------------------------------------------------
                               Semi-Annual Report
[PHOTO OMITTED]
--------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE BALANCED FUND

                                             WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

Table of Contents

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   Balanced Fund ..........................................................    2
--------------------------------------------------------------------------------
Fund Expenses (Unaudited) .................................................    4
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   Balanced Fund ..........................................................    5
--------------------------------------------------------------------------------
Financial Statements
--------------------------------------------------------------------------------
   Statement of Assets and Liabilities ....................................   16
   Statement of Operations ................................................   17
   Statements of Changes in Net Assets ....................................   18
   Financial Highlights ...................................................   20
--------------------------------------------------------------------------------
Notes to Financial Statements .............................................   22
--------------------------------------------------------------------------------
Other Information (Unaudited) .............................................   27
--------------------------------------------------------------------------------
List of Abbreviations .....................................................   33
--------------------------------------------------------------------------------

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                       WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the WELLS FARGO ADVANTAGE BALANCED FUND semi-annual report for the six-month period that ended March 31, 2006. On the following pages, you will find a discussion of the Fund that includes performance highlights, changes to the Fund, and the managers' strategic outlook. You will also find facts and figures about the Fund.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The U.S. economy continued to show signs of strength, even though real Gross Domestic Product (GDP) grew at a rate of only 1.7% for the fourth quarter of 2005. Volatile energy prices led to subpar performance for the sector during the six-month period, but overall stock market performance was solid with the S&P 500 Index reporting gains in excess of 6%. Financials and industrials were leaders among the different sectors.

      During the first quarter of 2006, economic growth gained momentum with preliminary estimates pegging GDP growth at a rate of 5%. The strong growth came despite continued interest rate hikes by the Federal Reserve Board (the Fed). The Federal funds rate as of the end of March stood at 4.75%. Mortgage interest rates inched upward by about half a percentage point by the close of the first quarter of 2006. Data on mortgage applications, the number of homes listed for sale, and median sale prices confirmed that the housing market had lost some of its impetus. Sluggish housing sales were seen in the condominium markets and in regions that experienced rapid price appreciation. Sales of single-family homes held up well, but speculative demand for housing has definitely cooled.

STOCKS REMAIN INCONSISTENT
--------------------------------------------------------------------------------

      Strong corporate earnings helped the equity markets in the fourth quarter of 2005 while record prices for crude oil and concerns of a slowdown in worldwide economic growth capped and often reversed rallies. Nevertheless, in the United States, the fundamentals of strong earnings and low inflation kept the equity markets steady overall in 2005.

      During the first month of 2006, equity markets surged higher as speculation surfaced that the Fed might stop raising interest rates and move to a more neutral interest rate environment. Almost all domestic and international indices reported positive numbers for January. While many of the same indices saw a decline in performance for February, some stayed in positive territory.

      In March, almost every equity market index moved higher to produce the best first-quarter results for the S&P 500 Index and the Dow Jones Industrial Average since 1999 and 2002, respectively. The NASDAQ ended the first quarter of 2006 at a five-year high. International markets remained strong and continued to lead most domestic markets.

BONDS BATTLE RISING INTEREST RATES
--------------------------------------------------------------------------------

      Yields on most U.S. Treasury notes and bonds declined as the Federal funds rate continued to increase during the fourth quarter of 2005 and into 2006. During the reporting period, the high-yield and investment-grade segments of the corporate bond market had positive performance in light of the rising interest rate environment of 2005. Treasury bills and two-year Treasury notes reported postive returns for the first quarter of 2006, while long-term Treasury bonds and Treasury Inflation Protected Securities (TIPS) reported negative returns. By the end of March, the high-yield and short-duration sectors of the bond market were the only ones that reported positive returns.

LOOKING AHEAD
--------------------------------------------------------------------------------

      Even though equities enjoyed a first-quarter rally in 2006, high energy prices and rising interest rates may eventually slow investor enthusiasm for stocks. We may see long-term interest rates move higher, though their increases could be restrained if inflation remains steady and investor confidence does not falter. While a stronger world economy may be good for stocks, the same expansion might mean less foreign demand for U.S. bonds. These are just a few of the reasons we believe successful investing includes taking a balanced approach by maintaining a portfolio that is diversified among stocks and bonds and by keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals. To help you reach your diversification goals, we offer funds across every key category, each guided by skillful, independent money managers--our subadvisers--chosen for their focused attention to a particular investment style. We believe that our insistence on seeking outstanding money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move forward to their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM)--we appreciate your confidence in us. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE BALANCED FUND                       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE BALANCED FUND (the Fund) seeks a combination of capital appreciation and current income.

ADVISER                                  SUBADVISER
      Wells Fargo Funds Management, LLC    Wells Capital Management Incorporated

FUND MANAGERS                            FUND INCEPTION DATE
      Gary J. Dunn, CFA                    12/30/1981
      W. Frank Koster
      David L. Roberts, CFA
      Robert M. Thornburg

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 2.50% 1 for the six-month period that ended March 31, 2006, underperforming the S&P 500 Index 2, which returned 6.38%, and outperforming the Lehman Brothers Aggregate Bond Index 3, which returned (0.06%), and underperforming the Balanced Fund Composite Index 4, which returned 3.79%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE-WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The equity portion of the Fund gave back some of its relative performance after outperforming the S&P 500 Index in 2005. For the six-month period, the 60% equity portion of the Fund posted a return of 5.2%, a little more than one percentage point behind the S&P 500 Index's 6.4% for the same period. Energy stocks hindered Fund performance and several large-cap health care stocks such as Amgen, Johnson & Johnson, and Medtronic all declined on lowered earnings expectations.

      Several sectors reported strong performance, including financials, industrials, and materials. Financial companies with good exposure to the capital markets did well, and Goldman Sachs, JPMorgan Chase, and Morgan Stanley all had returns close to 20%. Business spending appeared to be accelerating, and the earnings outlook improved for many related companies, including Air Products & Chemicals, Rohm & Haas, Emerson Electric, and Honeywell. Technology holdings within the Fund also had solid returns, led by Cisco Systems, Hewlett-Packard, Nokia, and Qualcomm.

      The fixed-income portion of the Fund outperformed the Lehman Brothers Aggregate Bond Index and underperformed the Balanced Fund Composite Index during the period. Two primary contributors to the outperformance were the short duration bias of the portfolio and the Fund's exposure to a continued flattening of the yield curve. The Fund's exposure to Ford and GM debt detracted from performance during the period, though most of the underperformance was contained to the last half of 2005. Although both companies continued to face considerable challenges, their bonds have rebounded somewhat since the beginning of 2006, and we believe that they will continue to represent reasonable value.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Several new companies were added to the equity portion of the Fund's portfolio. Boston Scientific was added in the health care sector and offered long-term investment appeal as the company completes the Guidant acquisition. The number-one food service distributor, Sysco Corp., was added in the consumer staples sector because the stock suffered from what we believe is a temporary stall in earnings and valuations were attractive. In the technology sector, a new position was initiated in Qualcomm, a major wireless telecommunications products developer and supplier. Sprint Nextel was added in the telecommunications services sector and offered exposure to a top-tier wireless service provider. Finally, a small position was initiated in FirstEnergy, a leading electric utility provider that services Ohio, Pennsylvania, and New Jersey.

      During the past few months, we bought back some of the portfolio's short-duration fixed-income holdings and reduced the Fund's exposure to the flat yield curve. With the Federal funds rate approximately 4% higher than two years ago and the ten-year Treasury yield approximately 2% higher, we felt it prudent to convert a portion of the Fund's fixed-income holdings to cash.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      In general, we believe that the robust economic growth in the first quarter of 2006 may give way to a more reasonable 3% to 3.5% pace for the full year if interest rate hikes cool. Consumer spending may soften with business spending poised to pick up some of the slack. We believe the equity portion of the Fund is positioned to take advantage of both the higher interest rate environment and increases in corporate and business spending. Larger capitalization, high-quality stocks have underperformed their respective counterparts during the past several years, a trend we do not expect to continue. We believe that the combined attractive valuation of the Fund's equity holdings and solid expected long-term earnings growth will help to position the portfolio well for the coming year. If economic growth slows in the second half of 2006, we believe the Fund's holdings with potential earnings growth will do well.

      On the fixed-income side, we have believed for some time that the economic expansion would continue and that the Federal Reserve Board (the Fed) would stay with its monetary tightening policy. In support of this view, we have seen the Federal funds rate move a full percentage point higher than it was in September 2005, and we anticipate that the rate will hit 5% at the Fed's next meeting. Not knowing for sure if the Fed will continue to raise interest rates beyond the anticipated 5%, we have moved the fixed-income portion of the Fund to a more neutral position.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK AND HIGH YIELD BOND RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

PERFORMANCE HIGHLIGHTS                       WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                              6-Month*   1-Year   5-Year   10-Year
--------------------------------------------------------------------------------------------------
   Balanced Fund - Investor Class (Incept. Date 12/30/1981)     2.50       5.91    2.20     5.50
--------------------------------------------------------------------------------------------------
   Benchmarks
--------------------------------------------------------------------------------------------------
      S&P 500 Index 2                                           6.38      11.72    3.97     8.95
--------------------------------------------------------------------------------------------------
      Lehman Brothers Aggregate Bond Index 3                   (0.06)      2.26    5.11     6.29
--------------------------------------------------------------------------------------------------
      Balanced Fund Composite Index 4                           3.79       7.92    4.74     8.23
--------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 5 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------------
   Beta**                                                       0.63
-----------------------------------------------------------------------
   Average Coupon of Bond Portfolio                             5.49%
-----------------------------------------------------------------------
   Average Duration of Bond Portfolio                     3.36 years
-----------------------------------------------------------------------
   Average Credit Quality of Bond Portfolio                      Aa1
-----------------------------------------------------------------------
   Portfolio Turnover***                                          33%
-----------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

TEN LARGEST HOLDINGS 5,6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------
   U.S. Treasury Note, 4.25%, 10/15/2010                                3.75%
--------------------------------------------------------------------------------
   General Electric Company                                             2.26%
--------------------------------------------------------------------------------
   Microsoft Corporation                                                2.09%
--------------------------------------------------------------------------------
   Exxon Mobil Corporation                                              1.95%
--------------------------------------------------------------------------------
   Citigroup Incorporated                                               1.75%
--------------------------------------------------------------------------------
   JP Morgan Chase & Company                                            1.69%
--------------------------------------------------------------------------------
   US Treasury Bond, 10.38%, 11/15/2012                                 1.60%
--------------------------------------------------------------------------------
   Procter & Gamble Company                                             1.56%
--------------------------------------------------------------------------------
   Bank of America Corporation                                          1.50%
--------------------------------------------------------------------------------
   ConocoPhillips                                                       1.36%
--------------------------------------------------------------------------------

SECTOR DISTRIBUTION 5 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Materials                    2%
Telecommunications Services  2%
Utilities                    2%
International               15%
Consumer Discretionary      10%
Consumer Staples             5%
Energy                       6%
Financials                  18%
Health Care                 11%
Industrials                 11%
Information Technology      18%

GROWTH OF $10,000 CHART 7 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO ADVANTAGE
             BALANCED FUND-Investor                      Lehman Brothers      Balanced Fund
                     Class            S&P 500 Index   Aggregate Bond Index   Composite Index
 3/31/1996           10000                10000              10000               $10,000
 4/30/1996           10254                10147               9944               $10,066
 5/31/1996           10309                10408               9924               $10,213
 6/30/1996           10195                10447              10057               $10,291
 7/31/1996            9837                 9986              10084               $10,030
 8/31/1996           10093                10196              10067               $10,150
 9/30/1996           10411                10769              10242               $10,564
10/31/1996           10395                11067              10470               $10,832
11/30/1996           10860                11902              10649               $11,397
12/31/1996           10950                11666              10550               $11,219
 1/31/1997           11170                12396              10582               $11,653
 2/28/1997           11198                12492              10609               $11,720
 3/31/1997           10890                11980              10491               $11,379
 4/30/1997           11050                12694              10648               $11,855
 5/31/1997           11494                13466              10750               $12,332
 6/30/1997           11771                14069              10877               $12,722
 7/31/1997           12471                15188              11171               $13,466
 8/31/1997           12155                14337              11076               $12,968
 9/30/1997           12712                15121              11239               $13,471
10/31/1997           12406                14616              11402               $13,279
11/30/1997           12556                15293              11454               $13,672
12/31/1997           12775                15556              11570               $13,868
 1/31/1998           12833                15727              11718               $14,031
 2/28/1998           13477                16861              11709               $14,634
 3/31/1998           14002                17724              11749               $15,103
 4/30/1998           14092                17905              11810               $15,226
 5/31/1998           13995                17597              11922               $15,127
 6/30/1998           14566                18312              12023               $15,546
 7/31/1998           14690                18118              12049               $15,461
 8/31/1998           12892                15500              12245               $14,221
 9/30/1998           13371                16493              12531               $14,901
10/31/1998           13863                17834              12465               $15,596
11/30/1998           14637                18915              12536               $16,199
12/31/1998           15502                20004              12574               $16,778
 1/31/1999           16004                20840              12663               $17,247
 2/28/1999           15654                20192              12441               $16,805
 3/31/1999           16209                21000              12510               $17,245
 4/30/1999           16534                21813              12550               $17,668
 5/31/1999           16103                21298              12439               $17,356
 6/30/1999           16684                22480              12400               $17,911
 7/31/1999           16356                21778              12348               $17,546
 8/31/1999           16135                21670              12341               $17,490
 9/30/1999           16062                21076              12485               $17,284
10/31/1999           16811                22410              12531               $17,965
11/30/1999           17094                22865              12529               $18,184
12/31/1999           17905                24212              12469               $18,791
 1/31/2000           17274                22997              12428               $18,200
 2/29/2000           17765                22562              12579               $18,082
 3/31/2000           18642                24769              12745               $19,237
 4/30/2000           18099                24023              12708               $18,868
 5/31/2000           17619                23531              12701               $18,633
 6/30/2000           17946                24112              12965               $19,064
 7/31/2000           17740                23736              13083               $18,954
 8/31/2000           18501                25210              13273               $19,770
 9/30/2000           18128                23879              13357               $19,194
10/31/2000           17762                23778              13445               $19,196
11/30/2000           16543                21905              13665               $18,414
12/31/2000           16767                22012              13920               $18,605
 1/31/2001           17105                22793              14148               $19,122
 2/28/2001           15983                20717              14271               $18,144
 3/31/2001           15323                19405              14342               $17,491
 4/30/2001           15857                20911              14282               $18,277
 5/31/2001           15919                21051              14368               $18,394
 6/30/2001           15611                20540              14422               $18,154
 7/31/2001           15509                20339              14745               $18,209
 8/31/2001           14902                19067              14915               $17,609
 9/30/2001           14149                17529              15090               $16,838
10/31/2001           14337                17863              15405               $17,171
11/30/2001           14990                19234              15192               $17,867
12/31/2001           14918                19403              15095               $17,915
 1/31/2002           14759                19120              15217               $17,817
 2/28/2002           14593                18751              15365               $17,680
 3/31/2002           14802                19456              15110               $17,961
 4/30/2002           14348                18277              15403               $17,447
 5/31/2002           14236                18143              15534               $17,430
 6/30/2002           13627                16851              15668               $16,745
 7/31/2002           13089                15539              15857               $16,043
 8/31/2002           13137                15640              16125               $16,214
 9/30/2002           12477                13941              16386               $15,263
10/31/2002           13067                15167              16311               $16,041
11/30/2002           13478                16058              16306               $16,605
12/31/2002           13031                15116              16644               $16,157
 1/31/2003           12796                14721              16659               $15,909
 2/28/2003           12706                14500              16888               $15,854
 3/31/2003           12791                14640              16875               $15,940
 4/30/2003           13483                15846              17015               $16,781
 5/31/2003           13979                16679              17332               $17,436
 6/30/2003           14086                16893              17297               $17,556
 7/31/2003           14110                17190              16716               $17,506
 8/31/2003           14298                17525              16826               $17,757
 9/30/2003           14229                17340              17271               $17,832
10/31/2003           14745                18319              17110               $18,370
11/30/2003           14818                18481              17151               $18,485
12/31/2003           15293                19449              17326               $19,141
 1/31/2004           15449                19807              17465               $19,413
 2/29/2004           15613                20082              17654               $19,659
 3/31/2004           15512                19779              17787               $19,540
 4/30/2004           15166                19468              17324               $19,153
 5/31/2004           15315                19735              17255               $19,280
 6/30/2004           15521                20118              17353               $19,548
 7/31/2004           15175                19452              17525               $19,238
 8/31/2004           15274                19530              17860               $19,431
 9/30/2004           15447                19741              17908               $19,578
10/31/2004           15646                20043              18058               $19,823
11/30/2004           16118                20855              17914               $20,241
12/31/2004           16342                21564              18079               $20,729
 1/31/2005           16067                21037              18193               $20,478
 2/28/2005           16325                21479              18085               $20,688
 3/31/2005           16132                21099              17993               $20,426
 4/30/2005           15999                20698              18236               $20,304
 5/31/2005           16283                21356              18433               $20,779
 6/30/2005           16324                21386              18534               $20,842
 7/31/2005           16626                22182              18366               $21,231
 8/31/2005           16626                21980              18601               $21,224
 9/30/2005           16668                22158              18409               $21,240
10/31/2005           16491                21788              18264               $20,960
11/30/2005           16820                22612              18344               $21,472
12/31/2005           16818                22621              18518               $21,558
 1/31/2006           16920                23220              18520               $21,901
 2/28/2006           17013                23283              18581               $21,966
 3/31/2006           17086                23571              18399               $22,044

--------------------------------------------------------------------------------

      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE BALANCED FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE BALANCED FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Balanced Fund, its predecessor fund.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

3 The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an Index.

4 The Balanced Fund Composite Index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers Aggregate Bond Index.

5 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

6 The Ten Largest Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE BALANCED FUND Investor Class shares for the most recent ten years with the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Balanced Fund Composite Index. The chart assumes a hypothetical $10,000 investment in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE BALANCED FUND                    FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning     Ending
                                                Account      Account      Expenses    Net Annual
                                                 Value        Value     Paid During    Expense
                                              10/01/2005   03/31/2006    Period(1)      Ratio
   Balanced Fund
------------------------------------------------------------------------------------------------
   Balanced Fund - Investor Class
   Actual                                      $1,000.00    $1,025.00      $6.31         1.25%
------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)    $1,000.00    $1,018.70      $6.29         1.25%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                             WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE        VALUE
AGENCY NOTES - INTEREST BEARING - 0.24%
$       330,000    FHLB                                                                   4.13%       10/19/2007     $      325,244

TOTAL AGENCY NOTES - INTEREST BEARING (COST $329,924)                                                                       325,244
                                                                                                                     --------------

AGENCY SECURITIES - 6.86%

FEDERAL FARM CREDIT BANK - 0.69%
        974,000    FEDERAL FARM CREDIT BANK<<                                             4.13        07/17/2009            944,148
                                                                                                                     --------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.87%
          1,978    FHLMC #170151                                                         10.50        01/01/2016              2,203
        855,000    FHLMC #1J1263+/-                                                       5.97        01/01/2036            864,115
         10,695    FHLMC #254325                                                         10.25        03/01/2015             11,383
        185,624    FHLMC #G11487                                                          8.00        03/01/2016            196,730
        711,899    FHLMC #G18005<<                                                        5.00        08/01/2019            694,468
        775,000    FHLMC #H01396+/-                                                       6.50        02/01/2036            784,808

                                                                                                                          2,553,707
                                                                                                                     --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.55%
        572,466    FNMA #695049                                                           5.50        03/01/2033            559,911
        893,347    FNMA #699932                                                           5.50        04/01/2033            873,755
        357,328    FNMA #725638<<                                                         5.00        12/01/2018            349,076
        938,215    FNMA #735613                                                           6.00        02/01/2035            939,466
        841,815    FNMA #828434<<                                                         5.50        06/01/2020            836,962
      1,294,100    FNMA #863727<<+/-                                                      5.35        01/01/2036          1,282,485

                                                                                                                          4,841,655
                                                                                                                     --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.75%
         43,741    GNMA #780434                                                           7.50        12/15/2007             43,902
        989,312    GNMA SERIES 2004-53 CLASS KE                                           5.00        08/20/2032            971,561

                                                                                                                          1,015,463
                                                                                                                     --------------

TOTAL AGENCY SECURITIES (COST $9,489,576)                                                                                 9,354,973
                                                                                                                     --------------

ASSET BACKED SECURITIES - 3.10%
        935,000    CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2006-1 CLASS A2A           5.03        09/15/2008            933,572
      1,268,876    COMMUNITY PROGRAM LOAN TRUST SERIES 1987-A CLASS A4                    4.50        10/01/2018          1,242,658
        163,812    COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2002-C CLASS A+/-            4.99        05/15/2028            163,910
        373,837    COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-I CLASS A+/-            5.04        02/15/2034            374,837
        228,471    COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-Q CLASS 2A+/-           5.05        12/15/2033            228,971
        279,024    FORD CREDIT AUTO OWNER TRUST SERIES 2005-A CLASS A2                    3.08        07/15/2007            278,450
        805,000    FORD CREDIT AUTO OWNER TRUST SERIES 2006-A CLASS A2A                   5.04        09/15/2008            803,874
        191,581    TERWIN MORTGAGE TRUST SERIES 2004-21HE CLASS 1A1+/-                    5.30        12/25/2034            191,953

TOTAL ASSET BACKED SECURITIES (COST $4,245,556)                                                                           4,218,225
                                                                                                                     --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.38%
         64,118    ASSET SECURITIZATION CORPORATION SERIES 1995-MD4 CLASS A1              7.10        08/13/2029             64,959
        458,053    BANC OF AMERICA ALTERNATIVE LOAN TRUST SERIES 2005-10 CLASS 6A1        5.50        11/25/2020            452,757
        741,963    CHASE MORTGAGE FINANCE CORPORATION SERIES 2005-A1 CLASS 2A2+/-         5.26        12/25/2035            734,766
        235,484    CITIGROUP MORTGAGE LOAN TRUST INCORPORATED SERIES 2004-HYB4
                      CLASS AA+/-                                                         5.15        12/25/2034            235,753
        748,795    COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2004-30CB CLASS 3A1          5.00        02/25/2020            727,074
      1,000,000    CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION
                      SERIES 2005-C1 CLASS A3                                             4.81        02/15/2038            967,347
        689,009    FANNIE MAE SERIES 2003-W8 CLASS 4A+/-                                  5.11        11/25/2042            693,596

WELLS FARGO ADVANTAGE BALANCED FUND

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$       683,545    FANNIE MAE WHOLE LOAN SERIES 2004-W15 CLASS 3A+/-                      5.10%       06/25/2044     $      695,187
        278,788    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57
                   CLASS 2A1+/-                                                           5.02        07/25/2043            288,526
        320,140    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-59
                   CLASS 2A1+/-                                                           5.12        10/25/2043            329,941
        381,941    FNMA GRANTOR TRUST SERIES 2002-T1 CLASS A4                             9.50        11/25/2031            403,497
        439,273    FNMA WHOLE LOAN SERIES 2003-W8 CLASS 1A3                               4.75        12/25/2042            434,481
      1,185,000    GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2005-C1
                   CLASS A5+/-                                                            4.77        06/10/2048          1,120,291
        577,000    GS MORTGAGE SECURITIES CORPORATION II SERIES 2006-GG6
                   CLASS A4+/-                                                            5.55        04/10/2038            575,340
        584,000    JP MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
                   SERIES 2005-LDP1 CLASS A4+/-                                           5.04        03/15/2046            561,694
        345,878    JP MORGAN MORTGAGE TRUST SERIES 2005-A2 CLASS 3A1+/-                   4.92        04/25/2035            341,845
        336,597    JP MORGAN MORTGAGE TRUST SERIES 2005-A3 CLASS 7CA1+/-                  5.14        06/25/2035            332,201
        560,853    JP MORGAN MORTGAGE TRUST SERIES 2005-A5 CLASS 3A1+/-                   5.37        08/25/2035            556,767
        379,807    MSAT SERIES 2005-RR4A CLASS A1++                                       4.38        11/28/2035            370,319
        169,095    NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2005-AP2
                   CLASS A1+/-                                                            4.94        05/25/2035            169,141

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $10,260,156)                                                             10,055,482
                                                                                                                     --------------

SHARES

COMMON STOCKS - 59.36%

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.73%
         23,600    HOME DEPOT INCORPORATED                                                                                  998,280
                                                                                                                     --------------

BUSINESS SERVICES - 2.38%
          9,400    AUTOMATIC DATA PROCESSING INCORPORATED                                                                   429,392
        103,400    MICROSOFT CORPORATION                                                                                  2,813,514

                                                                                                                          3,242,906
                                                                                                                     --------------

CHEMICALS & ALLIED PRODUCTS - 7.53%
         21,500    ABBOTT LABORATORIES                                                                                      913,105
         13,500    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                    907,065
         10,300    AMGEN INCORPORATED+                                                                                      749,325
         15,000    COLGATE-PALMOLIVE COMPANY                                                                                856,500
         17,000    E.I. DU PONT DE NEMOURS & COMPANY                                                                        717,570
         14,500    ELI LILLY & COMPANY                                                                                      801,850
         53,200    PFIZER INCORPORATED                                                                                    1,325,744
         36,400    PROCTER & GAMBLE COMPANY                                                                               2,097,368
         17,900    ROHM & HAAS COMPANY                                                                                      874,773
         21,000    WYETH                                                                                                  1,018,920

                                                                                                                         10,262,220
                                                                                                                     --------------

COMMUNICATIONS - 1.96%
          8,800    ALLTEL CORPORATION                                                                                       569,800
         32,500    AT&T INCORPORATED<<                                                                                      878,800
         18,400    SPRINT NEXTEL CORPORATION                                                                                475,456
         22,000    VERIZON COMMUNICATIONS INCORPORATED                                                                      749,320

                                                                                                                          2,673,376
                                                                                                                     --------------

DEPOSITORY INSTITUTIONS - 6.94%
         44,300    BANK OF AMERICA CORPORATION                                                                            2,017,422
         49,900    CITIGROUP INCORPORATED                                                                                 2,357,276

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                             WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
         22,800    FIFTH THIRD BANCORP                                                                               $      897,408
         54,666    JP MORGAN CHASE & COMPANY                                                                              2,276,292
         31,700    US BANCORP                                                                                               966,850
         16,900    WACHOVIA CORPORATION                                                                                     947,245

                                                                                                                          9,462,493
                                                                                                                     --------------

EATING & DRINKING PLACES - 0.70%
         27,700    MCDONALD'S CORPORATION                                                                                   951,772
                                                                                                                     --------------

ELECTRIC, GAS & SANITARY SERVICES - 1.92%
         12,000    DOMINION RESOURCES INCORPORATED                                                                          828,360
         18,400    DUKE ENERGY CORPORATION<<                                                                                536,360
         19,700    EXELON CORPORATION                                                                                     1,042,130
          4,200    FIRSTENERGY CORPORATION                                                                                  205,380

                                                                                                                          2,612,230
                                                                                                                     --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.32%
         68,800    CISCO SYSTEMS INCORPORATED+                                                                            1,490,896
         14,000    EMERSON ELECTRIC COMPANY                                                                               1,170,820
         87,600    GENERAL ELECTRIC COMPANY                                                                               3,046,728
         58,200    INTEL CORPORATION                                                                                      1,126,170
         54,700    MOTOROLA INCORPORATED                                                                                  1,253,177
         82,000    NOKIA OYJ ADR                                                                                          1,699,040
         13,500    QUALCOMM INCORPORATED                                                                                    683,235
         26,900    TEXAS INSTRUMENTS INCORPORATED                                                                           873,443

                                                                                                                         11,343,509
                                                                                                                     --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.69%
         18,400    QUEST DIAGNOSTICS INCORPORATED                                                                           943,920
                                                                                                                     --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.26%
         21,300    FORTUNE BRANDS INCORPORATED                                                                            1,717,419
                                                                                                                     --------------

FOOD & KINDRED PRODUCTS - 1.68%
         29,500    PEPSICO INCORPORATED                                                                                   1,704,805
         14,000    THE COCA-COLA COMPANY                                                                                    586,180

                                                                                                                          2,290,985
                                                                                                                     --------------

GENERAL MERCHANDISE STORES - 1.89%
          6,612    FEDERATED DEPARTMENT STORES INCORPORATED                                                                 482,676
         24,200    TARGET CORPORATION                                                                                     1,258,642
         17,500    WAL-MART STORES INCORPORATED                                                                             826,700

                                                                                                                          2,568,018
                                                                                                                     --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.73%
         10,700    3M COMPANY                                                                                               809,883
         12,700    DELL INCORPORATED+                                                                                       377,952
         40,700    HEWLETT-PACKARD COMPANY                                                                                1,339,030
         14,500    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            1,195,815

                                                                                                                          3,722,680
                                                                                                                     --------------

WELLS FARGO ADVANTAGE BALANCED FUND

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS - 3.88%
         16,100    ALLSTATE CORPORATION                                                                              $      838,971
         23,300    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              1,539,897
         20,100    METLIFE INCORPORATED                                                                                     972,237
         29,300    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                              1,224,447
         12,800    UNITEDHEALTH GROUP INCORPORATED                                                                          715,008

                                                                                                                          5,290,560
                                                                                                                     --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
GOODS - 1.92%
         26,600    BAXTER INTERNATIONAL INCORPORATED                                                                      1,032,346
         35,000    BOSTON SCIENTIFIC CORPORATION+<<                                                                         806,750
         15,200    MEDTRONIC INCORPORATED                                                                                   771,400

                                                                                                                          2,610,496
                                                                                                                     --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.12%
         25,700    JOHNSON & JOHNSON                                                                                      1,521,954
                                                                                                                     --------------

MOTION PICTURES - 1.40%
         61,500    TIME WARNER INCORPORATED                                                                               1,032,585
         31,500    WALT DISNEY COMPANY                                                                                      878,535

                                                                                                                          1,911,120
                                                                                                                     --------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.73%
         12,600    UNITED PARCEL SERVICE INCORPORATED CLASS B                                                             1,000,188
                                                                                                                     --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.64%
         16,600    AMERICAN EXPRESS COMPANY                                                                                 872,330
                                                                                                                     --------------

OIL & GAS EXTRACTION - 1.45%
          8,400    ANADARKO PETROLEUM CORPORATION                                                                           848,484
         15,400    HALLIBURTON COMPANY                                                                                    1,124,508

                                                                                                                          1,972,992
                                                                                                                     --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 4.03%
         17,900    CHEVRONTEXACO CORPORATION                                                                              1,037,663
         29,000    CONOCOPHILLIPS                                                                                         1,831,350
         43,100    EXXON MOBIL CORPORATION                                                                                2,623,066

                                                                                                                          5,492,079
                                                                                                                     --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.21%
          5,000    MCGRAW-HILL COMPANIES INCORPORATED                                                                       288,100
                                                                                                                     --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.37%
          6,000    GOLDMAN SACHS GROUP INCORPORATED                                                                         941,760
         14,700    MORGAN STANLEY                                                                                           923,454

                                                                                                                          1,865,214
                                                                                                                     --------------

TOBACCO PRODUCTS - 0.68%
         13,100    ALTRIA GROUP INCORPORATED                                                                                928,266
                                                                                                                     --------------

TRANSPORTATION EQUIPMENT - 2.53%
          8,000    GENERAL DYNAMICS CORPORATION                                                                             511,840
         35,100    HONEYWELL INTERNATIONAL INCORPORATED                                                                   1,501,227
         24,700    UNITED TECHNOLOGIES CORPORATION                                                                        1,431,859

                                                                                                                          3,444,926
                                                                                                                     --------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                             WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
WHOLESALE TRADE NON-DURABLE GOODS - 0.67%
          5,500    NIKE INCORPORATED CLASS B                                                                         $      468,050
         14,000    SYSCO CORPORATION                                                                                        448,700

                                                                                                                            916,750
                                                                                                                     --------------

TOTAL COMMON STOCKS (COST $71,432,949)                                                                                   80,904,783
                                                                                                                     --------------

PRINCIPAL                                                                            INTEREST RATE  MATURITY DATE
CORPORATE BONDS & NOTES - 12.89%

AGRICULTURAL PRODUCTION CROPS - 0.20%
$       275,000    BUNGE LIMITED FINANCE CORPORATION                                      4.38%       12/15/2008            267,007
                                                                                                                     --------------

BUSINESS SERVICES - 0.22%
        300,000    NATIONAL RURAL UTILITIES SERIES MTNC                                   6.50        03/01/2007            303,133
                                                                                                                     --------------

CHEMICALS & ALLIED PRODUCTS - 0.18%
        250,000    TEVA PHARMACEUTICAL FINANCE LLC                                        5.55        02/01/2016            241,143
                                                                                                                     --------------

COMMUNICATIONS - 1.78%
        150,000    CITIZENS COMMUNICATIONS COMPANY                                        9.25        05/15/2011            164,625
        250,000    COMCAST CORPORATION                                                    5.85        01/15/2010            251,014
        220,000    COMCAST CORPORATION                                                    5.45        11/15/2010            217,555
        515,000    COX COMMUNICATIONS INCORPORATED                                        4.63        01/15/2010            493,681
         24,000    MOTOROLA INCORPORATED                                                  7.63        11/15/2010             26,177
        365,000    NEXTEL COMMUNICATIONS SERIES F                                         5.95        03/15/2014            361,359
        135,000    QWEST CORPORATION                                                      7.63        06/15/2015            144,450
        200,000    SBC COMMUNICATIONS                                                     5.10        09/15/2014            189,827
        300,000    VERIZON GLOBAL FUNDING CORPORATION                                     4.38        06/01/2013            275,364
        280,000    VODAFONE GROUP PLC                                                     7.75        02/15/2010            300,054

                                                                                                                          2,424,106
                                                                                                                     --------------

DEPOSITORY INSTITUTIONS - 1.31%
        300,000    JP MORGAN CHASE & COMPANY                                              6.63        03/15/2012            315,361
        545,000    JP MORGAN CHASE & COMPANY                                              5.13        09/15/2014            523,854
        250,000    M&T BANK CORPORATION+++/-                                              3.85        04/01/2013            242,664
        450,000    PNC FUNDING CORPORATION                                                6.13        02/15/2009            458,157
        245,000    WACHOVIA BANK NA                                                       5.60        03/15/2016            242,603

                                                                                                                          1,782,639
                                                                                                                     --------------

EATING & DRINKING PLACES - 0.15%
        180,000    YUM! BRANDS INCORPORATED                                               8.88        04/15/2011            202,748
                                                                                                                     --------------

ELECTRIC, GAS & SANITARY SERVICES - 0.65%
        190,000    CAROLINA POWER & LIGHT COMPANY                                         6.50        07/15/2012            197,988
        150,000    FIRSTENERGY CORPORATION SERIES B                                       6.45        11/15/2011            155,210
        175,000    PUBLIC SERVICE COMPANY OF COLORADO                                     7.88        10/01/2012            197,913
        365,000    SOUTHWESTERN ELECTRIC POWER                                            4.90        07/01/2015            340,439

                                                                                                                            891,550
                                                                                                                     --------------

FOOD & KINDRED PRODUCTS - 0.37%
        200,000    HJ HEINZ COMPANY++                                                     6.43        12/01/2008            203,534
        305,000    KRAFT FOODS INCORPORATED<<                                             5.25        10/01/2013            296,998

                                                                                                                            500,532
                                                                                                                     --------------

WELLS FARGO ADVANTAGE BALANCED FUND

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE        VALUE
FOOD STORES - 0.22%
$       100,000    KROGER COMPANY                                                         6.75%       04/15/2012     $      104,101
        200,000    SAFEWAY INCORPORATED                                                   4.80        07/16/2007            198,246

                                                                                                                            302,347
                                                                                                                     --------------

HOLDING & OTHER INVESTMENT OFFICES - 1.91%
        235,000    AMERIPRISE FINANCIAL INCORPORATED                                      5.35        11/15/2010            232,627
        908,638    CORE INVESTMENT GRADE TRUST                                            4.64        11/30/2007            897,734
        250,000    CREDIT SUISSE FIRST BOSTON USA INCORPORATED                            6.50        01/15/2012            261,083
        275,000    GOLDMAN SACHS GROUP INCORPORATED                                       5.15        01/15/2014            265,137
        200,000    MERRILL LYNCH & COMPANY SERIES MTNB<<                                  4.00        11/15/2007            196,064
        500,000    MORGAN STANLEY                                                         5.80        04/01/2007            502,284
        250,000    PRINCIPAL LIFE GLOBAL SERIES MTN++                                     3.63        04/30/2008            241,532

                                                                                                                          2,596,461
                                                                                                                     --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.32%
      3,700,000    ALADDIN GAMING/CAPITAL CORPORATION SERIES B^^                         13.50        03/01/2010              4,625
        220,000    HARRAH'S OPERATING COMPANY INCORPORATED                                5.50        07/01/2010            217,773
        220,000    HARRAHS OPERATING COMPANY INCORPORATED                                 5.75        10/01/2017            208,318

                                                                                                                            430,716
                                                                                                                     --------------

INSURANCE CARRIERS - 0.12%
        170,000    METLIFE INCORPORATED<<                                                 5.00        06/15/2015            161,795
                                                                                                                     --------------

METAL MINING - 0.21%
        305,000    CODELCO INCORPORATED++                                                 4.75        10/15/2014            285,404
                                                                                                                     --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.18%
        255,000    FORTUNE BRANDS INCORPORATED                                            5.13        01/15/2011            249,751
                                                                                                                     --------------

NATIONAL SECURITY & INTERNATIONAL AFFAIRS - 0.19%
        235,000    GOODRICH CORPORATION                                                   7.63        12/15/2012            259,346
                                                                                                                     --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.90%
        195,000    AMERICAN GENERAL FINANCE CORPORATION                                   4.88        05/15/2010            189,980
        210,000    CAPITAL ONE BANK<<                                                     6.50        06/13/2013            218,521
        515,000    FORD MOTOR CREDIT COMPANY<<                                            5.70        01/15/2010            457,023
        530,000    GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTN                        2.75        09/25/2006            524,221
        250,000    GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTNA                       6.50        12/10/2007            254,853
        370,000    GENERAL MOTORS ACCEPTANCE CORPORATION                                  6.88        09/15/2011            344,869
        190,000    HSBC FINANCE CORPORATION<<                                             4.75        04/15/2010            184,928
        240,000    RESIDENTIAL CAPITAL CORPORATION                                        6.13        11/21/2008            240,385
        180,000    RESIDENTIAL CAPITAL CORPORATION                                        6.38        06/30/2010            181,335

                                                                                                                          2,596,115
                                                                                                                     --------------

OIL & GAS EXTRACTION - 0.46%
        200,000    DEVON FINANCING CORPORATION ULC                                        6.88        09/30/2011            212,045
        255,000    HALLIBURTON COMPANY                                                    5.50        10/15/2010            255,602
        150,000    PEMEX PROJECT FUNDING MASTER TRUST                                     7.38        12/15/2014            160,125

                                                                                                                            627,772
                                                                                                                     --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.14%
        175,000    VALERO ENERGY CORPORATION                                              6.88        04/15/2012            185,415
                                                                                                                     --------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                             WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE        VALUE
PIPELINES, EXCEPT NATURAL GAS - 0.19%
$       100,000    CENTERPOINT ENERGY RESOURCES CORPORATION SERIES B                      7.88%       04/01/2013     $      111,407
        150,000    PLAINS ALL AMERICAN PIPELINE LP                                        5.63        12/15/2013            147,710

                                                                                                                            259,117
                                                                                                                     --------------

RAILROAD TRANSPORTATION - 0.61%
        285,000    BURLINGTON NORTHERN SANTA FE CORPORATION                               4.88        01/15/2015            271,561
        250,000    NORFOLK SOUTHERN CORPORATION                                           6.00        04/30/2008            252,904
        305,000    UNION PACIFIC CORPORATION                                              5.75        10/15/2007            306,669

                                                                                                                            831,134
                                                                                                                     --------------

REAL ESTATE - 0.56%
        350,000    EOP OPERATING LIMITED PARTNERSHIP                                      6.75        02/15/2012            364,811
        400,000    HIGHWOODS REALTY LP                                                    7.00        12/01/2006            402,739

                                                                                                                            767,550
                                                                                                                     --------------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.37%
        285,000    ARCHSTONE-SMITH OPERATIONS TRUST<<                                     5.25        12/01/2010            280,781
        230,000    ISTAR FINANCIAL INCORPORATED                                           5.80        03/15/2011            228,826

                                                                                                                            509,607
                                                                                                                     --------------

TRANSPORTATION EQUIPMENT - 0.37%
        100,000    DAIMLERCHRYSLER NORTH AMERICA HOLDING                                  4.05        06/04/2008             96,900
        200,000    DAIMLERCHRYSLER NORTH AMERICA HOLDING                                  7.75        01/18/2011            214,519
        200,000    TEXAS EASTERN TRANSMISSION LIMITED PARTNERSHIP                         5.25        07/15/2007            198,857

                                                                                                                            510,276
                                                                                                                     --------------

TRANSPORTATION SERVICES - 0.28%
        245,000    FEDEX CORPORATION                                                      2.65        04/01/2007            238,166
        150,000    TRAVELERS PROPERTY CASUALTY CORPORATION                                5.00        03/15/2013            144,139

                                                                                                                            382,305
                                                                                                                     --------------

TOTAL CORPORATE BONDS & NOTES (COST $18,880,918)                                                                         17,567,969
                                                                                                                     --------------

FOREIGN CORPORATE BONDS@ - 1.88%
        250,000    AMERICA MOVIL SA DE CV                                                 5.50        03/01/2014            239,598
        160,000    BSKYB FINANCE UK PLC++                                                 5.63        10/15/2015            154,208
        240,000    DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV                              8.00        06/15/2010            261,368
        285,000    ENCANA CORPORATION                                                     4.60        08/15/2009            277,752
        350,000    FRANCE TELECOM                                                         8.00        03/01/2011            382,239
        265,000    GRUPO TELEVISA SA                                                      6.63        03/18/2025            260,033
        200,000    HUTCHISON WHAMPOA INTERNATIONAL LIMITED++                              6.25        01/24/2014            202,908
        310,000    KFW<<                                                                  3.50        03/14/2008            300,762
        200,000    NORMANDY FINANCE LIMITED++                                             7.63        07/15/2008            208,951
        290,000    PCCW-HKT CAPITAL #3 LIMITED++                                          5.25        07/20/2015            269,146

TOTAL FOREIGN CORPORATE BONDS (COST $2,583,894)                                                                           2,556,965
                                                                                                                     --------------

FOREIGN GOVERNMENT BONDS@ - 1.14%
        500,000    EUROPEAN INVESTMENT BANK                                               4.63        03/01/2007            498,054
        295,000    PENERBANGAN MALAYSIA BOND++                                            5.63        03/15/2016            290,648
        300,000    REPUBLIC OF ITALY                                                      3.63        09/14/2007            293,770

WELLS FARGO ADVANTAGE BALANCED FUND

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE        VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
$       280,000    TELECOM ITALIA CAPITAL                                                 4.95%       09/30/2014     $      257,656
        160,000    UNITED MEXICAN STATES                                                  7.50        01/14/2012            172,800
         40,000    UNITED MEXICAN STATES<<                                                5.63        01/15/2017             38,740

TOTAL FOREIGN GOVERNMENT BONDS (COST $1,595,162)                                                                          1,551,668
                                                                                                                     --------------

US TREASURY SECURITIES - 6.57%

US TREASURY BILLS - 0.01%
         10,000    US TREASURY BILL^                                                      4.41        04/27/2006              9,971
                                                                                                                     --------------

US TREASURY BONDS - 1.58%
      1,985,000    US TREASURY BOND<<                                                    10.38        11/15/2012          2,153,026
                                                                                                                     --------------

US TREASURY NOTES - 4.98%
        580,000    US TREASURY NOTE<<                                                     4.38        11/15/2008            573,385
      6,130,000    US TREASURY NOTE<<                                                     4.25        10/15/2010          5,986,809
        241,000    US TREASURY NOTE<<                                                     4.25        08/15/2015            229,581

                                                                                                                          6,789,775
                                                                                                                     --------------

TOTAL US TREASURY SECURITIES (COST $9,213,296)                                                                            8,952,772
                                                                                                                     --------------

COLLATERAL FOR SECURITIES LENDING - 12.47%

SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.08%
        116,688    ATLAS CAPITAL FUNDING LIMITED                                                                            116,688
                                                                                                                     --------------

PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS - 12.39%
$        14,469    ABBEY NATIONAL TREASURY SERVICE                                        4.69        01/16/2007             14,486
        214,706    AMERICAN EXPRESS BANK FSB                                              4.78        01/26/2007            214,683
         10,035    AMERICAN EXPRESS CREDIT CORPORATION                                    4.92        05/16/2006             10,038
        135,358    AMERICAN GENERAL FINANCE CORPORATION                                   4.78        04/13/2007            135,414
         44,225    APRECO LLC                                                             4.77        05/10/2006             44,007
          3,972    AQUINAS FUNDING LLC                                                    4.75        05/15/2006              3,950
        325,103    ATLANTIC ASSET SECURITIZATION CORPORATION                              4.81        04/05/2006            325,018
         14,665    ATLAS CAPITAL FUNDING LIMITED                                          4.72        05/01/2006             14,611
        116,688    ATLAS CAPITAL FUNDING LIMITED                                          4.80        05/08/2006            116,144
         57,023    ATLAS CAPITAL FUNDING LIMITED                                          4.60        05/17/2006             56,690
        396,703    ATOMIUM FUNDING CORPORATION                                            4.79        04/24/2006            395,600
          8,280    ATOMIUM FUNDING CORPORATION                                            4.84        04/27/2006              8,254
         88,683    ATOMIUM FUNDING CORPORATION                                            4.80        05/11/2006             88,234
         72,300    ATOMIUM FUNDING CORPORATION                                            4.91        06/07/2006             71,666
          7,001    BANK OF IRELAND (GOVERNOR & COMPANY)                                   4.84        05/08/2006              6,969
         24,738    BEAR STEARNS COMPANY INCORPORATED SERIES MTNB                          5.18        06/19/2006             24,752
      1,586,960    BEAR STEARNS COMPANY REPURCHASE AGREEMENT
                   (MATURITY VALUE $1,587,612)                                            4.93        04/03/2006          1,586,960
        466,753    BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT
                   (MATURITY VALUE $466,945)                                              4.93        04/03/2006            466,753
         17,545    BETA FINANCE INCORPORATED SERIES MTN                                   4.88        06/02/2006             17,548
        210,039    BUCKINGHAM CDO LLC                                                     4.82        04/21/2006            209,539

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                             WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       646,322    BUCKINGHAM CDO LLC                                                     4.83%       04/25/2006     $      644,441
        100,688    BUCKINGHAM II CDO LLC                                                  4.78        04/05/2006            100,662
        757,914    BUCKINGHAM II CDO LLC++                                                4.83        04/25/2006            755,708
         93,351    CAIRN HIGH GRADE FUNDING I                                             4.90        04/03/2006             93,351
        177,366    CAIRN HIGH GRADE FUNDING I                                             4.64        04/05/2006            177,320
        116,688    CAIRN HIGH GRADE FUNDING I                                             4.82        04/19/2006            116,441
         51,343    CAIRN HIGH GRADE FUNDING I++                                           4.81        04/20/2006             51,227
        107,353    CAIRN HIGH GRADE FUNDING I                                             4.83        04/26/2006            107,027
        149,361    CAIRN HIGH GRADE FUNDING I++                                           4.74        05/04/2006            148,746
         51,343    CAIRN HIGH GRADE FUNDING I                                             4.77        05/10/2006             51,090
          9,335    CC USA INCORPORATED                                                    4.73        07/14/2006              9,335
         65,345    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.85        04/05/2006             65,328
         60,426    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.53        04/10/2006             60,370
        140,026    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.55        04/19/2006            139,729
        141,632    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69        05/08/2006            140,972
         55,628    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72        05/12/2006             55,339
         27,296    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.83        05/22/2006             27,117
          9,998    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.88        06/02/2006              9,918
        175,910    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.93        06/21/2006            174,035
        186,001    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.93        06/22/2006            183,992
         32,673    CONCORD MINUTEMAN CAPITAL COMPANY SERIES A                             4.81        05/19/2006             32,472
        172,059    CONCORD MINUTEMAN CAPITAL COMPANY SERIES A                             4.65        04/04/2007            172,059
        203,038    CONCORD MINUTEMEN CAPITAL COMPANY                                      4.72        04/12/2006            203,038
         32,673    CONCORD MINUTEMEN CAPITAL COMPANY SERIES A                             4.58        04/05/2006             32,664
         20,070    CORPORATE ASSET SECURITIZATION AUSTRALIA                               4.82        04/11/2006             20,049
         12,836    CREDIT SUISSE FIRST BOSTON                                             5.21        06/19/2006             12,843
        205,371    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1                        4.92        05/04/2006            205,269
          7,291    CULLINAN FINANCE CORPORATION                                           4.73        05/11/2006              7,254
        149,566    DEER VALLEY FUNDING LLC                                                4.84        04/19/2006            149,249
        233,377    DEER VALLEY FUNDING LLC                                                4.82        05/02/2006            232,483
        233,377    DEER VALLEY FUNDING LLC                                                4.82        05/03/2006            232,450
        233,377    DEER VALLEY FUNDING LLC                                                4.82        05/04/2006            232,415
          5,134    DEXIA DELAWARE LLC                                                     4.81        04/06/2006              5,132
         42,008    EIFFEL FUNDING LLC                                                     4.82        05/02/2006             41,847
         70,013    EIFFEL FUNDING LLC                                                     4.78        05/08/2006             69,687
          1,755    FALCON ASSET SECURITIZATION CORPORATION                                4.95        06/15/2006              1,738
        233,377    FIVE FINANCE INCORPORATED                                              4.93        01/25/2007            233,460
         18,875    GALLEON CAPITAL LLC                                                    4.84        04/10/2006             18,858
        107,470    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY                             4.91        05/12/2006            107,472
         74,680    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY                             4.83        06/16/2006             74,680
         56,057    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY                             5.06        09/18/2006             56,102
        238,044    GOLDMAN SACHS GROUP INCORPORATED                                       4.97        06/30/2006            238,044
        116,688    GOLDMAN SACHS GROUP INCORPORATED                                       5.02        08/16/2006            116,688
          7,585    GOLDMAN SACHS GROUP INCORPORATED                                       4.94        08/18/2006              7,590
          3,893    GRAMPIAN FUNDING LIMITED                                               4.43        04/11/2006              3,889
          4,177    GRAMPIAN FUNDING LIMITED                                               4.89        07/03/2006              4,126

WELLS FARGO ADVANTAGE BALANCED FUND

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        34,073    HBOS TREASURY SERVICES PLC                                             4.98%       06/30/2006     $       34,081
        392,073    ING USA ANNUITY & LIFE INSURANCE                                       5.03        06/06/2006            392,072
      1,629,856    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $1,630,524)                                            4.92        04/03/2006          1,629,856
         10,035    K2 (USA) LLC                                                           4.44        04/20/2006             10,013
         23,389    K2 (USA) LLC SERIES MTN                                                4.87        07/24/2006             23,395
        298,722    KAUPTHING BANK HF++                                                    4.84        03/20/2007            298,662
         10,661    KLIO FUNDING CORPORATION                                               4.81        04/19/2006             10,638
        142,985    KLIO II FUNDING CORPORATION++                                          4.82        04/18/2006            142,702
         66,340    KLIO III FUNDING CORPORATION                                           4.47        04/05/2006             66,322
          9,335    LEHMAN BROTHERS HOLDINGS INCORPORATED SERIES MTNG                      4.59        06/02/2006              9,337
        129,589    LEXINGTON PARKER CAPITAL CORPORATION                                   4.89        04/04/2006            129,572
          5,120    LEXINGTON PARKER CAPITAL CORPORATION                                   4.43        04/18/2006              5,110
        182,892    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69        05/10/2006            181,993
        350,065    LIBERTY LIGHT US CAPITAL SERIES MTN                                    4.81        05/26/2006            350,086
        161,030    LIQUID FUNDING LIMITED                                                 4.47        04/04/2006            161,009
        233,377    LIQUID FUNDING LIMITED                                                 4.82        04/28/2006            232,604
        126,023    LIQUID FUNDING LIMITED                                                 4.71        08/14/2006            126,023
        163,364    LIQUID FUNDING LIMITED                                                 4.61        12/01/2006            163,364
          4,668    MERRILL LYNCH & COMPANY                                                4.88        04/18/2006              4,667
         25,671    MERRILL LYNCH & COMPANY                                                5.09        06/06/2006             25,678
          5,559    MONT BLANC CAPITAL CORPORATION                                         4.46        04/10/2006              5,554
        326,727    MORGAN STANLEY                                                         4.94        10/10/2006            326,727
        233,377    MORGAN STANLEY                                                         4.94        10/30/2006            233,376
         71,763    MORGAN STANLEY SERIES EXL                                              4.78        08/13/2010             71,783
        280,052    MORTGAGE INTEREST NET TRUST (MINTS)                                    4.78        05/04/2006            278,898
          9,316    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.58        04/06/2006              9,313
         13,867    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.81        04/17/2006             13,842
         12,075    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.60        06/15/2006             11,956
          8,402    NORDEA NORTH AMERICA INCORPORATED                                      4.77        05/08/2006              8,362
          5,610    PARK AVENUE RECEIVABLES CORPORATION                                    4.81        04/17/2006              5,600
          2,978    PERRY GLOBAL FUNDING LIMITED                                           4.84        06/12/2006              2,950
        215,421    PICAROS FUNDING LLC                                                    4.82        04/27/2006            214,738
          9,335    PRUDENTIAL PLC                                                         4.70        05/08/2006              9,292
        214,496    RACERS TRUST 2004-6-MM                                                 4.79        05/22/2006            214,526
        116,688    ROYAL BANK OF SCOTLAND PLC                                             4.79        11/24/2006            116,722
         14,773    ROYAL BANK OF SCOTLAND PLC                                             4.79        11/24/2006             14,777
         21,004    SCALDIS CAPITAL LIMITED                                                4.47        04/18/2006             20,962
          2,857    SCALDIS CAPITAL LIMITED                                                4.46        04/21/2006              2,850
        116,688    SEDNA FINANCE INCORPORATED                                             4.83        12/08/2006            116,673
         44,342    SLM CORPORATION                                                        4.79        04/25/2006             44,338
         30,320    SOCIETE GENERALE NORTH AMERICA                                         4.85        04/06/2006             30,308
          3,501    SWEDBANK (FORENINGS SPARBANKEN)                                        4.45        04/10/2006              3,497
         54,377    TANGO FINANCE CORPORATION                                              4.43        04/03/2006             54,377
         58,470    TANGO FINANCE CORPORATION SERIES MTN                                   4.87        10/25/2006             58,489
          3,449    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED                     4.78        05/15/2006              3,430
          4,448    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                   4.97        06/06/2006              4,410

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                             WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       291,609    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED                     4.95%       06/26/2006     $      288,302
        466,753    TRANSAMERICA OCCIDENTAL LIFE INSURANCE                                 5.07        07/11/2006            466,753
         89,705    TRAVELERS INSURANCE COMPANY                                            4.77        02/09/2007             89,703
          4,579    UBS FINANCE (DELAWARE) LLC                                             4.81        05/31/2006              4,543
        233,377    UNICREDITO ITALIANO NEW YORK SERIES                                    4.92        06/30/2006            233,344
        116,688    UNICREDITO ITALIANO SERIES LIB                                         4.70        03/09/2007            116,681
        131,316    WHITE PINE FINANCE LLC                                                 4.84        04/10/2006            131,194
          9,802    WHITE PINE FINANCE LLC                                                 4.79        05/05/2006              9,760
         54,190    WHITE PINE FINANCE LLC++                                               4.76        05/08/2006             53,937
         46,675    WHITE PINE FINANCE LLC                                                 4.65        05/17/2006             46,402
        121,356    WHITE PINE FINANCE LLC SERIES MTN1                                     4.81        06/12/2006            121,367
          6,086    YORKTOWN CAPITAL LLC                                                   4.81        04/20/2006              6,073
          5,601    YORKTOWN CAPITAL, LLC                                                  4.81        04/17/2006              5,591

                                                                                                                         16,883,606
                                                                                                                     --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $17,000,294)                                                               17,000,294
                                                                                                                     --------------

SHORT-TERM INVESTMENTS - 0.03%

SHARES

MUTUAL FUND - 0.03%
         43,336    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~#                                                                43,336
                                                                                                                     --------------

TOTAL SHORT-TERM INVESTMENTS (COST $43,336)                                                                                  43,336
                                                                                                                     --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $145,075,061)*                                   111.92%                                                       $  152,531,711
OTHER ASSETS AND LIABILITIES, NET                      (11.92)
                                                       ------                                                           (16,242,543)
                                                                                                                     --------------

TOTAL NET ASSETS                                       100.00%                                                       $  136,289,168
                                                       ======                                                        ==============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+     NON-INCOME EARNING SECURITIES.

^^ THIS SECURITY IS CURRENTLY IN DEFAULT WITH REGARDS TO SCHEDULED INTEREST OR PRINCIPAL PAYMENTS.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

#     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $43,336.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE BALANCED FUND

              STATEMENTS OF ASSETS AND LIABILITIES -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   BALANCED FUND
--------------------------------------------------------------------------------

ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ..................................................   $ 135,488,081
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .......................................      17,000,294
   INVESTMENTS IN AFFILIATES .......................................................          43,336
                                                                                       -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .................................     152,531,711
                                                                                       -------------
   VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ................................             390
   RECEIVABLE FOR FUND SHARES ISSUED ...............................................           2,446
   RECEIVABLE FOR INVESTMENTS SOLD .................................................       1,064,508
   RECEIVABLES FOR DIVIDENDS AND INTEREST ..........................................         785,222
                                                                                       -------------
TOTAL ASSETS .......................................................................     154,384,277
                                                                                       -------------
LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED ................................................           3,988
   PAYABLE FOR INVESTMENTS PURCHASED ...............................................         957,083
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...........................          54,212
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .........................          33,157
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ..........................................      17,000,294
   ACCRUED EXPENSES AND OTHER LIABILITIES ..........................................          46,375
                                                                                       -------------
TOTAL LIABILITIES ..................................................................      18,095,109
                                                                                       -------------
TOTAL NET ASSETS ...................................................................   $ 136,289,168
                                                                                       =============
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .................................................................   $ 135,935,828
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ......................................          37,565
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................      (7,133,289)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
     TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .......       7,456,650
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ...........................          (7,586)
                                                                                       -------------
TOTAL NET ASSETS ...................................................................   $ 136,289,168
                                                                                       -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE 1
----------------------------------------------------------------------------------------------------
   NET ASSETS - INVESTOR CLASS .....................................................   $ 136,289,168
   SHARES OUTSTANDING - INVESTOR CLASS .............................................       6,792,404
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ...................   $       20.06
                                                                                       -------------
INVESTMENTS AT COST ................................................................   $ 145,075,061
                                                                                       =============
SECURITIES ON LOAN, AT MARKET VALUE ................................................   $  16,594,058
                                                                                       =============

(1) EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED MARCH 31, 2006

                                             WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

                                                                   BALANCED FUND
--------------------------------------------------------------------------------

INVESTMENT INCOME

   DIVIDENDS .......................................................................   $     896,017
   INTEREST ........................................................................       1,359,502
   INCOME FROM AFFILIATED SECURITIES ...............................................          86,405
   SECURITIES LENDING INCOME, NET ..................................................           9,799
                                                                                       -------------
TOTAL INVESTMENT INCOME ............................................................       2,351,723
                                                                                       -------------
EXPENSES
   ADVISORY FEES ...................................................................         452,205
   ADMINISTRATION FEES .............................................................         347,850
   CUSTODY FEES ....................................................................          13,914
   SHAREHOLDER SERVICING FEES ......................................................         173,925
   ACCOUNTING FEES .................................................................          14,461
   PROFESSIONAL FEES ...............................................................          16,803
   REGISTRATION FEES ...............................................................           6,890
   SHAREHOLDER REPORTS .............................................................          35,870
   TRUSTEES' FEES ..................................................................           4,055
   OTHER FEES AND EXPENSES .........................................................           2,639
                                                                                       -------------
TOTAL EXPENSES .....................................................................       1,068,612
                                                                                       -------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....................................        (198,986)
   NET EXPENSES ....................................................................         869,626
                                                                                       -------------
NET INVESTMENT INCOME (LOSS) .......................................................       1,482,097
                                                                                       -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .................       1,727,141
   FUTURES TRANSACTIONS ............................................................         (11,555)
                                                                                       -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ..........................................       1,715,586
                                                                                       -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .................         274,971
   FUTURES TRANSACTIONS ............................................................          (4,479)
                                                                                       -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ................         270,492
                                                                                       =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .............................       1,986,078
                                                                                       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................   $   3,468,175
                                                                                       -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE BALANCED FUND          STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               BALANCED FUND
                                                                         ---------------------------------------------------------
                                                                                  FOR THE
                                                                         SIX MONTHS ENDED              FOR THE             FOR THE
                                                                           MARCH 31, 2006         PERIOD ENDED          YEAR ENDED
                                                                              (UNAUDITED)   SEPTEMBER 30, 2005   DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................   $    142,490,661   $      154,974,006   $     208,955,025

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................          1,482,097            1,747,951           2,085,502
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................          1,715,586            9,945,188          13,171,857
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
     INVESTMENTS .....................................................            270,492           (8,863,860)         (4,483,036)
                                                                         ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......          3,468,175            2,829,279          10,774,323
                                                                         ----------------   ------------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME .............................................         (1,482,545)          (1,748,839)         (2,151,090)
                                                                         ----------------   ------------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................         (1,482,545)          (1,748,839)         (2,151,090)
                                                                         ----------------   ------------------   -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........................          2,689,144            6,174,165          26,599,270
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....................          1,433,047            1,685,000           2,073,183
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........................        (12,309,314)         (21,422,950)        (91,276,705)
                                                                         ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .....................................         (8,187,123)         (13,563,785)        (62,604,252)
                                                                         ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ..............................................         (8,187,123)         (13,563,785)        (62,604,252)
                                                                         ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS ................................         (6,201,493)         (12,483,345)        (53,981,019)
                                                                         ----------------   ------------------   -----------------
ENDING NET ASSETS ....................................................   $    136,289,168   $      142,490,661   $     154,974,006
                                                                         ================   ==================   =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - INVESTOR CLASS ......................................            134,949              315,558           1,407,580
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...             71,522               86,465             108,957
   SHARES REDEEMED - INVESTOR CLASS ..................................           (616,759)          (1,095,863)         (4,840,528)
                                                                         ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .......           (410,288)            (693,840)         (3,323,991)
                                                                         ----------------   ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ................................................           (410,288)            (693,840)         (3,323,991)
                                                                         ----------------   ------------------   -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........   $         37,565   $           38,013   $               0
                                                                         ================   ==================   =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE BALANCED FUND                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 NET REALIZED
                                                      BEGINNING          NET              AND   DISTRIBUTIONS   DISTRIBUTIONS
                                                      NET ASSET   INVESTMENT       UNREALIZED        FROM NET        FROM NET
                                                      VALUE PER       INCOME   GAIN (LOSS) ON      INVESTMENT        REALIZED
                                                          SHARE       (LOSS)      INVESTMENTS          INCOME           GAINS
-----------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...       $ 19.78         0.21             0.28           (0.21)           0.00
JANUARY 1, 2005 TO SEPTEMBER 30, 2005(4) ........       $ 19.63         0.24             0.15           (0.24)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............       $ 18.62         0.25             1.02           (0.26)           0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............       $ 16.06         0.19             2.58           (0.21)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............       $ 18.84         0.40            (2.77)          (0.41)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............       $ 21.83         0.58            (2.99)          (0.58)           0.00
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(3) ........       $ 24.77         0.12            (1.53)          (0.20)          (1.33)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ............       $ 24.92         0.82             0.61           (0.83)          (0.75)

(1) DURING EACH PERIOD, VARIOUS FEES AND EXPENSES WERE WAIVED AND REIMBURSED AS INDICATED. THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS REFLECTS THE EXPENSE RATIO IN THE ABSENCE OF ANY WAIVERS AND REIMBURSEMENTS (NOTE
      3).

(2) TOTAL RETURN CALCULATIONS DO NOT INCLUDE ANY SALES CHARGES, AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR REIMBURSED DURING THE PERIODS SHOWN. RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3) THE FUND CHANGED ITS FISCAL YEAR-END FROM OCTOBER 31, 2000 TO DECEMBER 31, 2000.

(4) THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31, 2004 TO SEPTEMBER 30, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                         WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------



                                                                     ENDING      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                                  NET ASSET    -----------------------------------------------
                                                      RETURN OF   VALUE PER    NET INVESTMENT      GROSS   EXPENSES        NET
                                                        CAPITAL       SHARE     INCOME (LOSS)   EXPENSES     WAIVED   EXPENSES
------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...          0.00      $ 20.06             2.13%      1.54%     (0.29)%     1.25%
JANUARY 1, 2005 TO SEPTEMBER 30, 2005(4) ........          0.00      $ 19.78             1.58%      1.45%     (0.17)%     1.28%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............          0.00      $ 19.63             1.25%      1.31%     (0.04)%     1.27%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............          0.00      $ 18.62             1.09%      1.31%     (0.05)%     1.26%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............          0.00      $ 16.06             2.31%      1.30%     (0.01)%     1.29%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............          0.00      $ 18.84             2.88%      1.19%      0.00%      1.19%
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(3) ........          0.00      $ 21.83             3.31%      1.07%      0.00%      1.07%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ............          0.00      $ 24.77             3.21%      1.06%      0.00%      1.06%

                                                                  PORTFOLIO     NET ASSETS AT
                                                          TOTAL    TURNOVER     END OF PERIOD
                                                      RETURN(2)        RATE   (000'S OMITTED)
---------------------------------------------------------------------------------------------
BALANCED FUND
---------------------------------------------------------------------------------------------
INVESTOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...          2.50%         33%        $ 136,289
JANUARY 1, 2005 TO SEPTEMBER 30, 2005(4) ........          2.00%         87%        $ 142,491
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............          6.86%        148%        $ 154,974
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............         17.36%        205%        $ 208,955
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............        (12.65)%       226%        $ 218,015
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............        (11.03)%       234%        $ 300,022
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(3) ........         (5.60)%        45%        $ 346,693
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ............          5.66%        151%        $ 371,535

WELLS FARGO ADVANTAGE BALANCED FUND                NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at March 31, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Balanced Fund. The Fund is a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Fund"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Fund"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

      Acquiring Fund                                                        Target Fund
----------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE BALANCED FUND INVESTOR CLASS         Strong Balanced Fund Investor Class
----------------------------------------------------------------------------------------------------

 2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities, which are traded on a national or foreign securities exchange, are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

NOTES TO FINANCIAL STATEMENTS                WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at March 31, 2006.

      At September 30, 2005, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                              Capital Loss
      Fund                        Year Expires               Carryforwards
--------------------------------------------------------------------------------
      BALANCED FUND                   2010                    $8,169,457
--------------------------------------------------------------------------------

FUTURES CONTRACTS

      The Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At March 31, 2006, the Fund held the following future contract:

                                                                                     Net Unrealized
                                                                           Notional   Appreciation
      Fund           Contracts            Type            Expiration Date   Amount   (Depreciation)
---------------------------------------------------------------------------------------------------
      BALANCED FUND   5 Long    US 10 Year Treasury Bond     June 2006     $539,531     $(7,578)
---------------------------------------------------------------------------------------------------

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked daily while collateral supporting loans of U.S. Government securities are remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loans plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2005, Wells Fargo Bank, N.A. received 35% of the revenues earned on the securities lending activities and incurred all expenses. The value of the securities on loan and the value of the related collateral at March 31, 2006, are shown on the Statement of Assets and Liabilities.

WHEN-ISSUED TRANSACTIONS

      Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

WELLS FARGO ADVANTAGE BALANCED FUND                NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                               Subadvisory
                                           Advisory Fee*                                       Fees** (% of
                       Average Daily       (% of Average                     Average Daily     Average Daily
      Fund               Net Assets      Daily Net Assets)   Subadviser        Net Assets       Net Assets)
------------------------------------------------------------------------------------------------------------
      BALANCED FUND  First $500 million        0.650        Wells Capital  First $100 million      0.250
                      Next $500 million        0.600        Management     Next $100 million       0.200
                        Next $2 billion        0.550        Incorporated   Over $200 million       0.150
                        Next $2 billion        0.525
                        Over $5 billion        0.500
------------------------------------------------------------------------------------------------------------

      * Effective April 11, 2005. From January 1, 2005, through April 10, 2005, Funds Management served as interim investment adviser to the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

      ** Effective January 1, 2006. Prior to January 1, 2006, Subadviser(s) were entitled to be paid a monthly fee at the following rate:

                                                               Advisory Fees
                                                               (% of Average
      Fund               Average Daily Net Assets            Daily Net Assets)
--------------------------------------------------------------------------------
      BALANCED FUND         First $35 million                      0.600
                            Over $35 million                       0.550
--------------------------------------------------------------------------------

                                                              Subadvisory Fees
                                                               (% of Average
      Fund            Subadviser    Average Daily Net Assets  Daily Net Assets)
--------------------------------------------------------------------------------
      BALANCED FUND  Wells Capital     First $1 billion            0.250
                     Management        Over $1 billion             0.200
                     Incorporated
--------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                             Admin Fees**
                                                             (% of Average
      Fund                 Average Daily Net Assets        Daily Net Assets)
--------------------------------------------------------------------------------
      BALANCED FUND            First $5 billion                  0.50
                                Next $5 billion                  0.49
                               Over $10 billion                  0.48
--------------------------------------------------------------------------------

      ** Effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                            Admin Fees
                                                          (% of Average
      Fund                                               Daily Net Assets)
--------------------------------------------------------------------------------
      BALANCED FUND                                            0.30
--------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS served as the transfer agent to the predecessor Strong Funds effective March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds.

      For the financial statement presentation, transfer agent fees for the period from January 1, 2005, through April 10, 2005, as shown below, have been combined with administration fees.

                                                       Transfer Agent Fees
                                                           and Other
      Fund                                              Related Expenses
--------------------------------------------------------------------------------
      BALANCED FUND                                         $133,556
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                               % of Average
      Fund                                                   Daily Net Assets
--------------------------------------------------------------------------------
      BALANCED FUND                                                0.02
--------------------------------------------------------------------------------

      Prior to March 21, 2005, State Street served as custodian for the Strong Balanced Fund. State Street was entitled to receive certain fees, primarily based on transactions of the fund.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                % of Average
      Share Class                                             Daily Net Assets
--------------------------------------------------------------------------------
      INVESTOR CLASS                                               0.25
--------------------------------------------------------------------------------

      For the period ended March 31, 2006, shareholder servicing fees paid were as follows:

      Fund                                                      Investor Class
--------------------------------------------------------------------------------
      BALANCED FUND                                                $173,925
--------------------------------------------------------------------------------

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to March 21, 2005, State Street served as fund accountant for each of the predecessor Strong Funds. Fund accounting fees were paid by the Funds' administrator and not by the Funds.

WAIVED FEES AND REIMBURSED EXPENSES

      Effective April 11, 2005, Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios in effect for the period ended March 31, 2006, were as follows:

                                                                Net Operating
      Fund                                                      Expense Ratio
--------------------------------------------------------------------------------
      BALANCED FUND                                                 1.25%
--------------------------------------------------------------------------------

      Prior to April 11, 2005, the Strong Funds' adviser and/or administrator could voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Strong Funds Board of Directors and certain regulatory settlements, Strong Capital Management, Inc. ("SCM") had contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% for Strong Balanced Fund from May 21, 2004, to May 21, 2005. However, effective April 11, 2005, the Fund is subject to a different expense structure. SISI also allocated to each fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds. From January 1, 2005, through April 10, 2005, the expense offsets that are included in the waived fees and reimbursed expenses amount on the Statements of Operations are as follows:

                                                                 Waived Fees
                                                                and Reimbursed
      Fund                                                         Expenses
--------------------------------------------------------------------------------
      BALANCED FUND                                                $16,319
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities and U.S. government obligations (securities with maturities of one year or less at purchase date) for the period ended March 31, 2006, were as follows:

      Fund                       Purchases at Cost              Sales Proceeds
--------------------------------------------------------------------------------
      BALANCED FUND                 $48,465,011                  $43,835,466
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE BALANCED FUND                NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net asset values. For the period ended March 31, 2006, there were no borrowings by the Balanced Fund under either agreement.

OTHER INFORMATION (UNAUDITED)                WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE           LENGTH OF SERVICE **    PAST FIVE YEARS                  OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
   Thomas S. Goho         Trustee, since 1987     Chair of Finance, Wake Forest    None
   63                                             University, since 2006.
                                                  Benson- Pruitt Professorship,
                                                  Wake Forest University,
                                                  Calloway School of Business
                                                  and Accountancy, since 1999.
------------------------------------------------------------------------------------------------------
   Peter G. Gordon        Trustee, since 1998     Chairman, CEO, and Co-           None
   63                     (Chairman, since 2005)  Founder of Crystal Geyser
                                                  Water Company, and President
                                                  of Crystal Geyser Roxane
                                                  Water Company.
------------------------------------------------------------------------------------------------------
   Richard M. Leach       Trustee, since 1987     Retired. Prior thereto,          None
   72                                             President of Richard M. Leach
                                                  Associates (a financial
                                                  consulting firm).
------------------------------------------------------------------------------------------------------
   Olivia S. Mitchell     Trustee, since 2006     Professor of Insurance and       None
   53                                             Risk Management, Wharton School,
                                                  University of Pennsylvania.
                                                  Director of the Boettner
                                                  Center on Pensions and
                                                  Retirement. Research Associate
                                                  and Board Member, Penn Aging
                                                  Research Center. Research
                                                  Associate, National Bureau of
                                                  Economic Research.
------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE BALANCED FUND                OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES (CONTINUED)

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE           LENGTH OF SERVICE **    PAST FIVE YEARS                  OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
   Timothy J. Penny       Trustee, since 1996     Senior Counselor to the public   None
   54                                             relations firm of Himle-Horner,
                                                  and Senior Fellow at the
                                                  Humphrey Institute, Minneapolis,
                                                  Minnesota (a public policy
                                                  organization).
------------------------------------------------------------------------------------------------------
   Donald C. Willeke      Trustee, since 1996     Principal of the law firm of     None
   65                                             Willeke & Daniels.
------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE***

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE           LENGTH OF SERVICE **    PAST FIVE YEARS                  OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
   J. Tucker Morse        Trustee, since 1987     Private Investor/Real Estate     None
   61                                             Developer. Prior thereto,
                                                  Chairman of White Point
                                                  Capital, until 2005.
------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------
                          POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE           LENGTH OF SERVICE       PAST FIVE YEARS                  OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
   Karla M. Rabusch       President, since 2003   Executive Vice President of      None
   46                                             Wells Fargo Bank, N.A. and
                                                  President of Wells Fargo Funds
                                                  Management, LLC. Senior Vice
                                                  President and Chief
                                                  Administrative Officer of Wells
                                                  Fargo Funds Management, LLC
                                                  from 2001 to 2003.
------------------------------------------------------------------------------------------------------
   C. David Messman       Secretary, since 2000   Vice President and Managing      None
   45                                             Senior Counsel of Wells Fargo
                                                  Bank, N.A. and Senior Vice
                                                  President and Secretary of Wells
                                                  Fargo Funds Management, LLC.
                                                  Vice President and Senior
                                                  Counsel of Wells Fargo Bank,
                                                  N.A. from 1996 to 2003.
------------------------------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)                WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

OFFICERS (CONTINUED)

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE           LENGTH OF SERVICE       PAST FIVE YEARS                  OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
   A. Erdem Cimen         Treasurer, since 2006   Vice President of Wells Fargo    None
   32                                             Bank, N.A. and Vice President
                                                  of Financial Operations for
                                                  Wells Fargo Funds Management,
                                                  LLC. Vice President and Group
                                                  Finance Officer of Wells Fargo
                                                  Bank, N.A. Auto Finance Group
                                                  from 2004 to 2006. Vice
                                                  President of Portfolio Risk
                                                  Management for Wells Fargo
                                                  Bank, N.A. Auto Finance Group
                                                  in 2004. Vice President of
                                                  Portfolio Research and
                                                  Analysis for Wells Fargo
                                                  Bank, N.A. Auto Finance Group
                                                  from 2001 to 2004. Director of
                                                  Small Business Services Risk
                                                  Management for American
                                                  Express Travel Related
                                                  Services from 2000 to 2001.
------------------------------------------------------------------------------------------------------

       * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

     *** As of March 31, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

WELLS FARGO ADVANTAGE BALANCED FUND                OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

BOARD  CONSIDERATION OF AND CONTINUATION OF INVESTMENT  ADVISORY AND SUBADVISORY
AGREEMENTS:

BALANCED FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and subadvisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and subadvisory agreements. In this regard, the Board reviewed and re-approved, during the six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Balanced Fund (the "Fund"); and (ii) an investment subadvisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Fund. The investment advisory agreement with Funds Management and the investment subadvisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on March 31, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the March 31, 2006 meeting, the Board, including the Independent Trustees, met in person and telephonically a number of times, both with Funds Management and in private sessions relating to the advisory contract approvals. The Independent Trustees were assisted in their evaluation by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also considered responses of Funds Management and Wells Capital Management to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Fund by, investment personnel of Funds Management and Wells Capital Management. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-today portfolio management services for the Fund.

      The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Funds Management's and Wells Capital Management's compensation program for its personnel involved in the management of the Fund.

      The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management about various topics, including Funds Management's oversight of service providers, such as Wells Capital Management.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results, as applicable, in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe. The Board noted that the Fund's performance was below the median performance of its Peer Group for all time periods, however, the Board also noted that there had been a portfolio management change for the Fund during the year and that performance had since stabilized.

OTHER INFORMATION (UNAUDITED)                WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

      The Board received and considered information regarding the Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the net operating expense ratio of the Fund was below the Fund's Peer Group's median net operating expense ratio.

      Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund.

INVESTMENT ADVISORY AND SUBADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Fund's administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment subadvisory fee rates (the "Subadvisory Agreement Rates") payable by Funds Management to Wells Capital Management for investment subadvisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Fund were not appreciably higher than the median rates of the Fund's Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rate for the Fund (before and after waivers/caps and/or expense reimbursements) was reasonable in relation to the Fund's Peer Group, and reasonable in relation to the services provided.

      The Board also reviewed and considered the Subadvisory Agreement Rates and concluded that the Subadvisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as on other relationships between the Fund on the one hand and Funds Management affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to such series were not unreasonable. The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered information regarding the potential for realization of any future economies of scale. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders most particularly through Advisory Agreement Rate breakpoints applicable to the Fund.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by Wells Capital Management to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Subadvisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

WELLS FARGO ADVANTAGE BALANCED FUND                OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates (including Wells Capital Management)).

      The Board also considered the effectiveness of the policies of the Fund in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Fund and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Fund, including the principal channels through which the Fund's shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Funds Management and Wells Capital Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

LIST OF ABBREVIATIONS                        WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipts
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RAW        -- Revenue Anticipation Warrants
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]
WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO      This report and the financial
ADVANTAGE FUNDS(SM) is available free   statements contained herein are
upon request. To obtain literature,     submitted for the general information
please write, e-mail, visit the         of the shareholders of WELLS FARGO
Funds' Web site, or call:               ADVANTAGE FUNDS. If this report is
                                        used for promotional purposes,
WELLS FARGO ADVANTAGE FUNDS             distribution of the report must be
P.O. Box 8266                           accompanied or preceded by a current
Boston, MA 02266-8266                   prospectus. For a prospectus
                                        containing more complete information,
E-mail: wfaf@wellsfargo.com             including charges and expenses, call
Web site: www.wellsfargo.com/           1-800-222-8222 or visit the Funds'
advantagefunds                          Web site at
Retail Investment                       www.wellsfargo.com/advantagefunds.
Professionals: 1-888-877-9275           Please consider the investment
Institutional Investment                objective, risks, charges, and
Professionals: 1-866-765-0778           expenses of the investment carefully
                                        before investing. This and other
                                        information about WELLS FARGO
                                        ADVANTAGE FUNDS can be found in the
                                        current prospectus. Read the
                                        prospectus carefully before you
                                        invest or send money.

                                        Wells Fargo Funds Management, LLC, a
                                        wholly owned subsidiary of Wells
                                        Fargo & Company, provides investment
                                        advisory and administrative services
                                        for WELLS FARGO ADVANTAGE FUNDS.
                                        Other affiliates of Wells Fargo &
                                        Company provide sub-advisory and
                                        other services for the Funds. The
                                        Funds are distributed by WELLS FARGO
                                        FUNDS DISTRIBUTOR, LLC, Member
                                        NASD/SIPC, an affiliate of Wells
                                        Fargo & Company.

             -----------------------------------------------------
             NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
             -----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo     www.wellsfargo.com/advantagefunds       RT056262 05-31
Advantage Funds, LLC.                                       SAAFNLD/SAR109 03/06
All rights reserved.

                                                             [LOGO]
                                                             WELLS   ADVANTAGE
                                                             FARGO   FUNDS

--------------------------------------------------------------------------------
                                MARCH 31, 2006
--------------------------------------------------------------------------------
                               Semi-Annual Report
[PHOTO OMITTED]
--------------------------------------------------------------------------------

                 WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

                 Wells Fargo Advantage C&B Large Cap Value Fund

                 Wells Fargo Advantage Diversified Equity Fund

                 Wells Fargo Advantage Diversified Small Cap Fund

                 Wells Fargo Advantage Equity Income Fund

                 Wells Fargo Advantage Equity Value Fund

                 Wells Fargo Advantage Growth Equity Fund

                 Wells Fargo Advantage International Value Fund

                 Wells Fargo Advantage Large Cap Appreciation Fund

                 Wells Fargo Advantage Large Company Growth Fund

                 Wells Fargo Advantage Small Company Growth Fund

                 Wells Fargo Advantage Small Company Value Fund

                                      WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   C&B Large Cap Value Fund ...............................................    2
   Diversified Equity Fund ................................................    4
   Diversified Small Cap Fund .............................................    6
   Equity Income Fund .....................................................    8
   Equity Value Fund ......................................................   10
   Growth Equity Fund .....................................................   12
   International Value Fund ...............................................   14
   Large Cap Appreciation Fund ............................................   16
   Large Company Growth Fund ..............................................   18
   Small Company Growth Fund ..............................................   20
   Small Company Value Fund ...............................................   22
Fund Expenses (Unaudited) .................................................   24
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   C&B Large Cap Value Fund ...............................................   28
   Diversified Equity Fund ................................................   29
   Diversified Small Cap Fund .............................................   30
   Equity Income Fund .....................................................   31
   Equity Value Fund ......................................................   32
   Growth Equity Fund .....................................................   33
   International Value Fund ...............................................   34
   Large Cap Appreciation Fund ............................................   35
   Large Company Growth Fund ..............................................   36
   Small Company Growth Fund ..............................................   37
   Small Company Value Fund ...............................................   38

Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ...................................   40
   Statements of Operations ...............................................   42
   Statements of Changes in Net Assets ....................................   44
   Financial Highlights ...................................................   56
   Notes to Financial Highlights ..........................................   66
Notes to Financial Statements .............................................   67
--------------------------------------------------------------------------------
                                Master Portfolios
Portfolio of Investments
--------------------------------------------------------------------------------
   C&B Large Cap Value Portfolio ..........................................   75
   Disciplined Growth Portfolio ...........................................   80
   Equity Income Portfolio ................................................   85
   Equity Value Portfolio .................................................   91
   Index Portfolio ........................................................   97
   International Core Portfolio ...........................................  114
   International Growth Portfolio .........................................  118
   International Index Portfolio ..........................................  122
   International Value Portfolio ..........................................  149
   Large Cap Appreciation Portfolio .......................................  154
   Large Company Growth Portfolio .........................................  160
   Small Cap Index Portfolio ..............................................  164
   Small Company Growth Portfolio .........................................  184
   Small Company Value Portfolio ..........................................  192
   Strategic Small Cap Value Portfolio ....................................  199

Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ...................................  208
   Statements of Operations ...............................................  212
   Statements of Changes in Net Assets ....................................  216
   Financial Highlights ...................................................  222
   Notes to Financial Highlights ..........................................  224
Notes to Financial Statements .............................................  225
--------------------------------------------------------------------------------
Other Information (Unaudited) .............................................  231
--------------------------------------------------------------------------------
List of Abbreviations .....................................................  237
--------------------------------------------------------------------------------

              -----------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
              -----------------------------------------------------

LETTER TO SHAREHOLDERS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the Wells Fargo Advantage Equity Gateway Funds semi-annual report for the six-month period that ended March 31, 2006. On the following pages, you will find a discussion of each Fund that includes performance highlights, changes to the Fund, and the portfolio managers' strategic outlook. You will also find facts and figures about each Fund.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The U.S. economy continued to show signs of strength, even though real Gross Domestic Product (GDP) grew at a rate of only 1.7% for the fourth quarter of 2005. Volatile energy prices led to subpar performance for the sector during the six-month period, but overall stock market performance was solid with the S&P 500 Index reporting gains in excess of 6%. Financials and industrials were leaders among the different sectors.

      During the first quarter of 2006, economic growth gained momentum with preliminary estimates pegging GDP growth at a rate of 5%. The strong growth came despite continued interest rate hikes by the Federal Reserve Board (the Fed). The Federal funds rate as of the end of March stood at 4.75%. Mortgage interest rates inched upward by about half a percentage point by the close of the first quarter of 2006. Data on mortgage applications, the number of homes listed for sale, and median sale prices confirmed that the housing market had lost some of its impetus. Sluggish housing sales were seen in the condominium markets and in regions that experienced rapid price appreciation. Sales of single-family homes held up well, but speculative demand for housing has definitely cooled.

STOCKS REMAIN INCONSISTENT
--------------------------------------------------------------------------------

      Strong corporate earnings helped the equity markets in the fourth quarter of 2005 while record prices for crude oil and concerns of a slowdown in worldwide economic growth capped and often reversed rallies. Nevertheless, in the United States, the fundamentals of strong earnings and low inflation kept the equity markets steady overall in 2005.

      During the first month of 2006, equity markets surged higher as speculation surfaced that the Fed might stop raising interest rates and move to a more neutral interest rate environment. Almost all domestic and international indices reported positive numbers for January. While many of the same indices saw a decline in performance for February, some stayed in positive territory.

      In March, almost every equity market index moved higher to produce the best first quarter results for the S&P 500 Index and the Dow Jones Industrial Average since 1999 and 2002, respectively. The NASDAQ ended the first quarter of 2006 at a five-year high. International markets remained strong and continued to lead most domestic markets.

LOOKING AHEAD
--------------------------------------------------------------------------------

      Even though equities enjoyed a first-quarter rally in 2006, high energy prices and rising interest rates may eventually slow investor enthusiasm for stocks. We may see long-term interest rates move higher, though their increases could be restrained if inflation remains steady and investor confidence does not falter. These are just a few of the reasons why we believe successful investing includes taking a balanced approach by maintaining a portfolio that is diversified among stocks and bonds and keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals. To help you reach your diversification goals, we offer funds across every key category, each guided by skillful, independent money managers--our subadvisers--chosen for their focused attention to a particular investment style. We believe that our insistence on seeking skillful, independent money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move forward to their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS SM--we appreciate your confidence in us. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

         The WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND (the Fund) seeks maximum long-term total return, consistent with minimizing risk to principal.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Cooke & Bieler, L.P.

FUND MANAGERS                           FUND INCEPTION DATE
   Kermit S. Eck, CFA                      05/15/1990
   Daren C. Heitman, CFA
   Michael M. Meyer, CFA
   James R. Norris
   Edward W. O'Connor, CFA
   R. James O'Neil, CFA
   Mehul Trivedi, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 7.17% 1 (excluding sales charges) for the six-month period that ended March 31, 2006, underperforming the Russell 1000
(R) Value Index 2, which returned 7.27%, and outperforming the S&P 500 Index 3, which returned 6.38% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS D, ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund reported positive returns and underperformed its benchmark the Russell 1000 (R) Value Index and outperformed the S&P 500 Index. The Fund's investment style of seeking companies with competitive advantages, strong and stable cash flows, and financial flexibility competed somewhat with the strong market advances in equities that lacked the fundamentals we like to see. During the period, the Fund's underweighted positions in telecommunications and financials detracted from performance, and the worst performers included Vodafone Group, Gannett Co., Flextronics International, Comcast Corp., and Parametric Technology. The Fund's best performing holdings resided primarily in the consumer durables, retail, and industrial sectors and included names such as Engelhard Corp., Manpower, State Street, Dover Corp., and FedEx.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We review three key areas before buying or selling a stock. First, we research the company's financial and managerial strength. Second, we evaluate the solid growth prospects of any underlying businesses. Third, we look for bargain valuations. As a result, we purchased the following new additions:
American Power Conversion, Diageo plc, Johnson & Johnson, and Quest Diagnostics, Inc. To make room for these new holdings, we sold several equities that had reached their valuation targets: Applied Materials Inc., Fed Ex, Parametric Technology, and Principal Financial Group. Other factors can affect our decision to buy, sell, or hold a stock. For example, the uncertainty surrounding the outcome of the Plavix exclusivity issue prompted the sale of Bristol Myers Squibb, and the elimination of Engelhard was a result of the price run-up based on the proposed bid by suitor BASF. We also liquidated the Fund's position in Leggett & Platt, a diversified manufacturer, due to concerns regarding consumer discretionary spending, alternative mattress materials (foam), and Far Eastern manufacturing competition.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that prospects for the U.S. stock market are fair at this point, and in this environment, we expect that selectivity and a focus on quality will become increasingly important factors in determining investment performance. As always, we remain committed to our "high quality, low risk" investment style seeks to identify and research competitively advantaged, financially strong companies at attractive valuations.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND.

1 The Fund's adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Effective December 6, 2004, the Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND was named the Wells Fargo C&B Large Cap Value Fund. Performance shown for the Class A, Class B, Class C, Class D, Administrator Class (formerly named the Institutional Class) and Institutional Class (formerly named the Select Class) shares of the WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND for periods prior to July 26, 2004, reflects the performance of the unnamed share class of the C&B Large Cap Value Portfolio, the predecessor fund, adjusted to reflect applicable sales charges and expenses.

2 The Russell 1000(R) Value Index measures performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 1000(R) Value Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000(R) Value Index is more representative of the breadth of the Fund's holdings.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                                                 Including Sales Charge
                                                                           -----------------------------------
                                                                           6-Month*  1-Year  5-Year  10-Year
--------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Class A (Incept. date 07/26/2004)              0.96     1.52    7.69    10.54
--------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Class B (Incept. date 07/26/2004)              1.80     1.93    7.93    10.42
--------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Class C (Incept. date 07/26/2004)              5.80     5.93    8.23    10.42
--------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Class D (Incept. date 05/15/1990)
--------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Administrator Class (Incept. date 07/26/2004)
--------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Institutional Class (Incept. date 07/26/2004)
--------------------------------------------------------------------------------------------------------------
   Benchmarks
--------------------------------------------------------------------------------------------------------------
      Russell 1000(R) Value Index 2
--------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3
--------------------------------------------------------------------------------------------------------------
                                                                                 Excluding Sales Charge
                                                                           -----------------------------------
                                                                           6-Month*   1-Year  5-Year   10-Year
--------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Class A (Incept. date 07/26/2004)              7.17      7.67    8.98     11.19
--------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Class B (Incept. date 07/26/2004)              6.80      6.93    8.23     10.42
--------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Class C (Incept. date 07/26/2004)              6.80      6.93    8.23     10.42
--------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Class D (Incept. date 05/15/1990)              7.16      7.79    8.98     11.19
--------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Administrator Class (Incept. date 07/26/2004)  7.27      8.02    9.07     11.23
--------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Institutional Class (Incept. date 07/26/2004)  7.44      8.32    9.19     11.30
--------------------------------------------------------------------------------------------------------------
   Benchmarks
--------------------------------------------------------------------------------------------------------------
      Russell 1000(R) Value Index 2                                          7.27     13.31    7.79     10.97
--------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                        6.38     11.72    3.97      8.95
--------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------
   Beta**                                                    0.92
--------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)             15.70x
--------------------------------------------------------------------
   Price to Book Ratio                                       4.16x
--------------------------------------------------------------------
   Median Market Cap. ($B)                                $ 21.03
--------------------------------------------------------------------
   Portfolio Turnover 6***                                     15%
--------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 1000(R) VALUE INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A PIE CHART IN THE PRINTED MATERIAL.]

   Consumer Discretionary                             19%
   Consumer Staples                                   11%
   Energy                                              5%
   Financials                                         22%
   Health Care                                        12%
   Industrials                                        22%
   Information Technology                              6%
   Telecommunications Services                         3%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF MARCH 31, 2006)
---------------------------------------------------------------------
   Bank of America Corporation                              3.60%
---------------------------------------------------------------------
   Dover Corporation                                        3.38%
---------------------------------------------------------------------
   McDonald's Corporation                                   3.22%
---------------------------------------------------------------------
   Exxon Mobil Corporation                                  3.02%
---------------------------------------------------------------------
   American Express Company                                 3.01%
---------------------------------------------------------------------
   Vodafone Group plc ADR                                   2.99%
---------------------------------------------------------------------
   State Street Corporation                                 2.94%
---------------------------------------------------------------------
   Manpower Incorporated                                    2.74%
---------------------------------------------------------------------
   Omnicom Group Incorporated                               2.72%
---------------------------------------------------------------------
   Molex Incorporated Class A                               2.69%

GROWTH OF $10,000 INVESTMENT 7 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 WELLS FARGO          WELLS FARGO
             ADVANTAGE C&B LARGE  ADVANTAGE C&B LARGE     RUSSELL
              CAP VALUE FUND -     CAP VALUE FUND -       1000(R)         S&P
   DATE            CLASS A        INSTITUTIONAL CLASS   VALUE INDEX    500 INDEX
-----------  -------------------  -------------------   -----------    ---------
  3/31/1996        9,428                10,000            10,000        10,000
  4/30/1996        9,568                10,149            10,038        10,147
  5/31/1996        9,748                10,340            10,163        10,408
  6/30/1996        9,754                10,346            10,172        10,447
  7/31/1996        9,272                 9,835             9,787         9,986
  8/31/1996        9,470                10,045            10,067        10,196
  9/30/1996        9,953                10,557            10,468        10,769
 10/31/1996       10,197                10,817            10,873        11,067
 11/30/1996       10,853                11,512            11,661        11,902
 12/31/1996       10,726                11,378            11,512        11,666
  1/31/1997       11,057                11,729            12,070        12,396
  2/28/1997       11,215                11,896            12,248        12,492
  3/31/1997       10,971                11,637            11,807        11,980
  4/30/1997       11,303                11,989            12,303        12,694
  5/31/1997       12,220                12,962            12,990        13,466
  6/30/1997       12,797                13,574            13,548        14,069
  7/31/1997       13,763                14,599            14,566        15,188
  8/31/1997       13,144                13,943            14,048        14,337
  9/30/1997       13,858                14,700            14,896        15,121
 10/31/1997       13,301                14,108            14,481        14,616
 11/30/1997       13,611                14,437            15,121        15,293
 12/31/1997       13,728                14,562            15,562        15,556
  1/31/1998       13,604                14,430            15,341        15,727
  2/28/1998       14,793                15,691            16,374        16,861
  3/31/1998       15,372                16,305            17,376        17,724
  4/30/1998       15,268                16,195            17,492        17,905
  5/31/1998       14,936                15,843            17,233        17,597
  6/30/1998       14,812                15,711            17,454        18,312
  7/31/1998       14,084                14,939            17,147        18,118
  8/31/1998       12,046                12,778            14,595        15,500
  9/30/1998       12,764                13,539            15,433        16,493
 10/31/1998       14,173                15,033            16,629        17,834
 11/30/1998       14,601                15,487            17,404        18,915
 12/31/1998       14,832                15,732            17,996        20,004
  1/31/1999       14,256                15,121            18,140        20,840
  2/28/1999       14,406                15,280            17,884        20,192
  3/31/1999       14,869                15,772            18,254        21,000
  4/30/1999       16,177                17,159            19,959        21,813
  5/31/1999       16,001                16,972            19,739        21,298
  6/30/1999       16,579                17,586            20,312        22,480
  7/31/1999       16,289                17,278            19,717        21,778
  8/31/1999       15,671                16,623            18,985        21,670
  9/30/1999       15,155                16,075            18,323        21,076
 10/31/1999       15,269                16,196            19,378        22,410
 11/30/1999       15,218                16,142            19,227        22,865
 12/31/1999       15,137                16,057            19,319        24,212
  1/31/2000       14,598                15,485            18,689        22,997
  2/29/2000       13,712                14,545            17,301        22,562
  3/31/2000       15,422                16,358            19,412        24,769
  4/30/2000       15,596                16,542            19,186        24,023
  5/31/2000       16,253                17,239            19,388        23,531
  6/30/2000       15,472                16,411            18,502        24,112
  7/31/2000       15,627                16,576            18,733        23,736
  8/31/2000       16,460                17,460            19,775        25,210
  9/30/2000       16,678                17,691            19,957        23,879
 10/31/2000       16,931                17,959            20,447        23,778
 11/30/2000       16,912                17,938            19,689        21,905
 12/31/2000       18,087                19,185            20,675        22,012
  1/31/2001       18,432                19,551            20,754        22,793
  2/28/2001       18,186                19,290            20,177        20,717
  3/31/2001       17,713                18,788            19,465        19,405
  4/30/2001       18,133                19,234            20,418        20,911
  5/31/2001       18,948                20,099            20,878        21,051
  6/30/2001       18,324                19,436            20,414        20,540
  7/31/2001       18,695                19,830            20,371        20,339
  8/31/2001       18,646                19,778            19,555        19,067
  9/30/2001       17,594                18,662            18,178        17,529
 10/31/2001       17,694                18,768            18,022        17,863
 11/30/2001       18,785                19,926            19,069        19,234
 12/31/2001       19,279                20,450            19,519        19,403
  1/31/2002       19,254                20,422            19,368        19,120
  2/28/2002       19,640                20,832            19,399        18,751
  3/31/2002       20,621                21,873            20,317        19,456
  4/30/2002       20,466                21,709            19,620        18,277
  5/31/2002       20,698                21,955            19,718        18,143
  6/30/2002       19,413                20,592            18,586        16,851
  7/31/2002       17,890                18,976            16,858        15,539
  8/31/2002       18,071                19,168            16,986        15,640
  9/30/2002       16,008                16,980            15,097        13,941
 10/31/2002       16,784                17,803            16,216        15,167
 11/30/2002       18,025                19,119            17,237        16,058
 12/31/2002       17,179                18,222            16,489        15,116
  1/31/2003       16,602                17,610            16,090        14,721
  2/28/2003       15,880                16,844            15,661        14,500
  3/31/2003       16,080                17,056            15,687        14,640
  4/30/2003       17,873                18,958            17,068        15,846
  5/31/2003       19,146                20,308            18,170        16,679
  6/30/2003       19,447                20,627            18,397        16,893
  7/31/2003       19,794                20,996            18,673        17,190
  8/31/2003       20,577                21,826            18,965        17,525
  9/30/2003       20,060                21,278            18,779        17,340
 10/31/2003       21,541                22,848            19,928        18,319
 11/30/2003       21,860                23,187            20,198        18,481
 12/31/2003       22,928                24,320            21,443        19,449
  1/31/2004       23,277                24,690            21,821        19,807
  2/29/2004       23,975                25,431            22,288        20,082
  3/31/2004       23,842                25,289            22,093        19,779
  4/30/2004       23,580                25,011            21,554        19,468
  5/31/2004       23,842                25,289            21,774        19,735
  6/30/2004       24,391                25,872            22,288        20,118
  7/31/2004       23,662                25,099            21,973        19,452
  8/31/2004       23,750                25,192            22,286        19,530
  9/30/2004       24,012                25,501            22,631        19,741
 10/31/2004       24,099                25,593            23,007        20,043
 11/30/2004       24,740                26,304            24,170        20,855
 12/31/2004       25,795                27,423            24,980        21,564
  1/31/2005       25,117                26,703            24,536        21,037
  2/28/2005       25,559                27,204            25,349        21,479
  3/31/2005       25,294                26,922            25,002        21,099
  4/30/2005       24,793                26,421            24,554        20,698
  5/31/2005       25,383                27,079            25,146        21,356
  6/30/2005       25,412                27,110            25,420        21,386
  7/31/2005       26,149                27,892            26,155        22,182
  8/31/2005       25,677                27,392            26,042        21,980
  9/30/2005       25,412                27,141            26,407        22,158
 10/31/2005       24,970                26,672            25,736        21,788
 11/30/2005       25,943                27,705            26,578        22,612
 12/31/2005       25,874                27,679            26,740        22,621
  1/31/2006       26,539                28,387            27,777        23,220
  2/28/2006       26,600                28,484            27,947        23,283
  3/31/2006       27,235                29,161            28,324        23,571

--------------------------------------------------------------------------------
3 The S&P 500 Index consists of 500 stocks chosen for market size, industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

6 Portfolio turnover rate represents the activity from the Funds investment in a single Master Portfolio.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND Class A shares and Institutional Class shares for the most recent ten years with the Russell 1000(R) Value Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND (the Fund) seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

ADVISER                                        FUND MANAGERS
   Wells Fargo Funds Management, LLC              Thomas C. Biwer, CFA
                                                  Christian L. Chan, CFA
SUBADVISERS FOR MASTER PORTFOLIOS                 Andrew Owen, CFA
   Artisan Partners Limited Partnership
   Cadence Capital Management LLC              FUND INCEPTION DATE
   Cooke & Bieler, L.P.                            12/31/1988
   LSV Asset Management
   New Star Institutional Managers Limited
   Peregrine Capital Management, Inc.
   Smith Asset Management Group, L.P.
   SSgA Funds Management
   Systematic Financial Management, L.P.
   Wells Capital Management Incorporated

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 7.72% 1 (excluding sales charges) for the six-month period that ended March 31, 2006, outperforming the S&P 500 Index 2, which returned 6.38% and underperforming the Diversified Equity Composite Index 3, which returned 8.56% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund underperformed its composite benchmark for the six-month period. Of the 15 underlying portfolios in the Fund, five outperformed their respective benchmarks while ten underperformed. The weakest performer was the Equity Income Portfolio in the large-cap value category, followed by the International Core Portfolio and the Small Company Value Portfolio. Significant outperforming components included the International Growth Portfolio, the Small Company Growth Portfolio, and the Large-Cap Appreciation Portfolio in the large growth category.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the period, a small position of 1.67% was initiated in the Strategic Small Cap Value Portfolio. The source of funds for this investment was a reduction in the Fund's position in the Small Company Value Portfolio. The overall weighting in the small company value category was unchanged at 3.75%.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The Fund remains in its neutral allocation of 25% each in large-cap value, large-cap core, and large-cap growth categories; 10% in the small company category; and 15% in the international equity category.

      Our outlook for U.S. stocks is positive, given the solid underpinnings of corporate earnings growth, ample liquidity in the financial system, reasonable valuations, healthy technical readings, and neutral investor sentiment. Our outlook for non-U.S. equities is similarly positive, supported by firming global economic growth and attractive valuations.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK, AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND was named the Wells Fargo Diversified Equity Fund. Performance shown for the Administrator Class shares (formerly named Institutional Class shares) for periods prior to November 8, 1999, reflects the performance of the Institutional Class shares of the Norwest Advantage Diversified Equity Fund, its predecessor fund. Performance shown for Class A, Class B and Class C shares of the Fund prior to November 8, 1999, reflects the performance of the applicable share class of the Norwest Advantage Diversified Equity Fund, its predecessor fund. Performance shown for the Class A shares prior to May 2, 1996, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class A sales charges. Performance shown for Class B shares of the Fund prior to May 6, 1996, reflects the performance of the Administrator Class shares adjusted to reflect Class B sales charges and expenses. Performance shown for Class C shares of the Fund prior to October 1, 1998, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class C sales charges and expenses.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                                                  Including Sales Charge
                                                                          ----------------------------------------
                                                                          6-Month*   1-Year     5-Year    10-Year
------------------------------------------------------------------------------------------------------------------
   Diversified Equity Fund - Class A (Incept. date 05/02/1996)              1.53      8.16       3.29      7.74
------------------------------------------------------------------------------------------------------------------
   Diversified Equity Fund - Class B (Incept. date 05/06/1996)              2.31      8.91       3.40      7.57
------------------------------------------------------------------------------------------------------------------
   Diversified Equity Fund - Class C (Incept. date 10/01/1998)              6.31     12.93       3.74      7.60
------------------------------------------------------------------------------------------------------------------
   Diversified Equity Fund - Administrator Class (Incept. date 11/11/1994)
------------------------------------------------------------------------------------------------------------------
   Benchmarks
------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 2
------------------------------------------------------------------------------------------------------------------
      Diversified Equity Composite Index 3
------------------------------------------------------------------------------------------------------------------

                                                                                  Excluding Sales Charge
                                                                          ----------------------------------------
                                                                          6-Month*   1-Year     5-Year    10-Year
------------------------------------------------------------------------------------------------------------------
   Diversified Equity Fund - Class A (Incept. date 05/02/1996)              7.72      14.76      4.52      8.38
------------------------------------------------------------------------------------------------------------------
   Diversified Equity Fund - Class B (Incept. date 05/06/1996)              7.31      13.91      3.74      7.57
------------------------------------------------------------------------------------------------------------------
   Diversified Equity Fund - Class C (Incept. date 10/01/1998)              7.31      13.93      3.74      7.60
------------------------------------------------------------------------------------------------------------------
   Diversified Equity Fund - Administrator Class (Incept. date 11/11/1994)  7.84      15.05      4.79      8.52
------------------------------------------------------------------------------------------------------------------
   Benchmarks
------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 2                                                       6.38      11.72      3.97      8.95
------------------------------------------------------------------------------------------------------------------
      Diversified Equity Composite Index 3                                  8.56      15.79      6.14      8.87
------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Beta**                                           0.99
-----------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)    18.55x
-----------------------------------------------------------------
   Price to Book Ratio                              3.26x
-----------------------------------------------------------------
   Median Market Cap. ($B)                       $ 21.94
-----------------------------------------------------------------
   Portfolio Turnover***                              17%
-----------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE DIVERSIFIED EQUITY COMPOSITE INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A PIE CHART IN THE PRINTED MATERIAL.]

   Consumer Discretionary                             10%
   Consumer Staples                                    5%
   Energy                                              6%
   Financials                                         19%
   Health Care                                        11%
   Industrials                                        10%
   Information Technology                             18%
   Materials                                           2%
   Telecommunications Services                         2%
   Utilities                                           2%
   International                                      15%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Microsoft Corporation                            2.21%
-----------------------------------------------------------------
   Goldman Sachs Group Incorporated                 1.75%
-----------------------------------------------------------------
   Exxon Mobil Corporation                          1.68%
-----------------------------------------------------------------
   American International Group Incorporated        1.40%
-----------------------------------------------------------------
   eBay Incorporated                                1.39%
-----------------------------------------------------------------
   Medtronic Incorporated                           1.25%
-----------------------------------------------------------------
   Bank of America Corporation                      1.24%
-----------------------------------------------------------------
   Cisco Systems Incorporated                       1.24%
-----------------------------------------------------------------
   General Electric Company                         1.17%
-----------------------------------------------------------------
   Citigroup Incorporated                           1.08%

GROWTH OF $10,000 INVESTMENT 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                    WELLS FARGO
               WELLS FARGO           ADVANTAGE                       DIVERSIFIED
                ADVANTAGE        DIVERSIFIED EQUITY                    EQUITY
            DIVERSIFIED EQUITY  FUND - ADMINISTRATOR                  COMPOSITE
   DATE       FUND - CLASS A           CLASS          S&P 500 INDEX     INDEX
----------- ------------------  --------------------  -------------  -----------
  3/31/1996        9425                10000             10,000         10,000
  4/30/1996        9689                10280             10,147         10,209
  5/31/1996        9913                10514             10,408         10,408
  6/30/1996        9877                10479             10,447         10,390
  7/31/1996        9397                 9970              9,986          9,888
  8/31/1996        9588                10173             10,196         10,136
  9/30/1996       10101                10717             10,769         10,644
 10/31/1996       10169                10789             11,067         10,803
 11/30/1996       10808                11467             11,902         11,515
 12/31/1996       10694                11343             11,666         11,373
  1/31/1997       11212                11896             12,396         11,850
  2/28/1997       11209                11893             12,492         11,897
  3/31/1997       10753                11409             11,980         11,458
  4/30/1997       11206                11889             12,694         11,952
  5/31/1997       11970                12696             13,466         12,765
  6/30/1997       12530                13291             14,069         13,333
  7/31/1997       13396                14213             15,188         14,238
  8/31/1997       12710                13486             14,337         13,577
  9/30/1997       13461                14282             15,121         14,348
 10/31/1997       12914                13702             14,616         13,768
 11/30/1997       13255                14060             15,293         14,195
 12/31/1997       13441                14261             15,556         14,443
  1/31/1998       13595                14424             15,727         14,616
  2/28/1998       14555                15443             16,861         15,649
  3/31/1998       15193                16116             17,724         16,381
  4/30/1998       15417                16354             17,905         16,535
  5/31/1998       15091                16012             17,597         16,184
  6/30/1998       15575                16525             18,312         16,670
  7/31/1998       15305                16239             18,118         16,415
  8/31/1998       13048                13844             15,500         13,972
  9/30/1998       13717                14554             16,493         14,710
 10/31/1998       14636                15529             17,834         15,879
 11/30/1998       15505                16451             18,915         16,811
 12/31/1998       16445                17449             20,004         17,779
  1/31/1999       16920                17949             20,840         18,277
  2/28/1999       16431                17433             20,192         17,648
  3/31/1999       17014                18052             21,000         18,287
  4/30/1999       17647                18724             21,813         19,171
  5/31/1999       17366                18426             21,298         18,738
  6/30/1999       18317                19434             22,480         19,657
  7/31/1999       17939                19033             21,778         19,237
  8/31/1999       17741                18823             21,670         19,053
  9/30/1999       17280                18331             21,076         18,685
 10/31/1999       18119                19220             22,410         19,715
 11/30/1999       18641                19778             22,865         20,263
 12/31/1999       19807                21016             24,212         21,614
  1/31/2000       18963                20117             22,997         20,672
  2/29/2000       18960                20113             22,562         20,868
  3/31/2000       20552                21802             24,769         22,372
  4/30/2000       20058                21278             24,023         21,561
  5/31/2000       19610                20806             23,531         21,032
  6/30/2000       20153                21379             24,112         21,626
  7/31/2000       19849                21056             23,736         21,179
  8/31/2000       20932                22210             25,210         22,470
  9/30/2000       20043                21262             23,879         21,464
 10/31/2000       20081                21302             23,778         21,147
 11/30/2000       18849                20000             21,905         19,419
 12/31/2000       19434                20616             22,012         19,803
  1/31/2001       19748                20949             22,793         20,441
  2/28/2001       18164                19273             20,717         18,602
  3/31/2001       16899                17931             19,405         17,360
  4/30/2001       18252                19371             20,911         18,775
  5/31/2001       18290                19420             21,051         18,790
  6/30/2001       17825                18927             20,540         18,412
  7/31/2001       17557                18646             20,339         18,092
  8/31/2001       16702                17744             19,067         17,131
  9/30/2001       15219                16171             17,529         15,565
 10/31/2001       15609                16588             17,863         15,961
 11/30/2001       16719                17771             19,234         17,094
 12/31/2001       16970                18046             19,403         17,345
  1/31/2002       16711                17771             19,120         17,016
  2/28/2002       16384                17427             18,751         16,735
  3/31/2002       17089                18182             19,456         17,505
  4/30/2002       16452                17504             18,277         16,766
  5/31/2002       16239                17283             18,143         16,613
  6/30/2002       15287                16271             16,851         15,513
  7/31/2002       13800                14694             15,539         14,173
  8/31/2002       13860                14761             15,640         14,225
  9/30/2002       12322                13121             13,941         12,743
 10/31/2002       13252                14120             15,167         13,695
 11/30/2002       14000                14920             16,058         14,513
 12/31/2002       13216                14083             15,116         13,738
  1/31/2003       12781                13624             14,721         13,358
  2/28/2003       12513                13342             14,500         13,117
  3/31/2003       12572                13405             14,640         13,193
  4/30/2003       13604                14511             15,846         14,318
  5/31/2003       14393                15357             16,679         15,200
  6/30/2003       14627                15607             16,893         15,431
  7/31/2003       15036                16048             17,190         15,805
  8/31/2003       15331                16366             17,525         16,172
  9/30/2003       15181                16212             17,340         16,091
 10/31/2003       16111                17208             18,319         17,076
 11/30/2003       16286                17399             18,481         17,334
 12/31/2003       17058                18227             19,449         18,216
  1/31/2004       17333                18526             19,807         18,591
  2/29/2004       17578                18787             20,082         18,865
  3/31/2004       17449                18654             19,779         18,699
  4/30/2004       17041                18223             19,468         18,298
  5/31/2004       17213                18406             19,735         18,531
  6/30/2004       17509                18728             20,118         18,928
  7/31/2004       16822                17998             19,452         18,217
  8/31/2004       16827                18007             19,530         18,281
  9/30/2004       17127                18333             19,741         18,602
 10/31/2004       17384                18613             20,043         18,955
 11/30/2004       18247                19540             20,855         19,907
 12/31/2004       18848                20189             21,564         20,628
  1/31/2005       18339                19644             21,037         20,096
  2/28/2005       18745                20084             21,479         20,586
  3/31/2005       18371                19689             21,099         20,194
  4/30/2005       17885                19173             20,698         19,725
  5/31/2005       18516                19854             21,356         20,370
  6/30/2005       18670                20019             21,386         20,533
  7/31/2005       19478                20895             22,182         21,348
  8/31/2005       19380                20790             21,980         21,249
  9/30/2005       19572                21005             22,158         21,539
 10/31/2005       19226                20634             21,788         21,099
 11/30/2005       19959                21425             22,612         21,878
 12/31/2005       20025                21506             22,621         22,039
  1/31/2006       20686                22221             23,220         22,897
  2/28/2006       20702                22238             23,283         22,924
  3/31/2006       21083                22652             23,571         23,382

--------------------------------------------------------------------------------
2 S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

3 Diversified Equity Composite Index is weighted 25% in the S&P 500 Index, 25% in the Russell 1000(R) Value Index, 25% in the Russell 1000(R) Growth Index, 15% in the MSCI EAFE(R) Index, 10% in the Russell 2000(R) Index. The RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. THE RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE(R) INDEX, THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST ("MSCI EAFE") STOCK INDEX is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. The RUSSELL 2000(R) INDEX which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND Class A shares and Administrator Class shares for the most recent ten years with the S&P 500 Index and Diversified Equity Composite Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND (the Fund) seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small-capitalization equity investment styles.

ADVISER                                         FUND MANAGERS
   Wells Fargo Funds Management, LLC               Thomas C. Biwer, CFA
                                                   Christian L. Chan, CFA
SUBADVISERS FOR MASTER PORTFOLIOS                  Andrew Owen, CFA
   Peregrine Capital Management, Inc.
   Wells Capital Management Incorporated        FUND INCEPTION DATE
                                                   12/31/1997

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Administrator Class shares returned 14.22% 1 for the six-month period that ended March 31, 2006, underperforming the Russell 2000
(R) Index 2, which returned 15.23% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund underperformed its benchmark for the six-month period. The shortfall was primarily due to the Fund's Small Cap Index Portfolio. The Small Cap Index Portfolio is designed to replicate the returns of the S&P Small Cap 600 Index 6, which underperformed the Fund's overall benchmark index, the Russell 2000 (R) Index, for the period. The Small Company Value Portfolio underperformed its style benchmark while the Small Company Growth Portfolio outperformed its benchmark.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the period, a 16.67% position was initiated in the Strategic Small Cap Value Portfolio, which is managed by multiple managers. The source of funds for this investment was a reduction in the Fund's position in the Small Company Value Portfolio. The overall weighting in the small company value category was unchanged at 33.33%.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The Fund remains in its neutral allocation of one-third each in small-company value, small-company core, and small-company growth categories. Our outlook for U.S. stocks is positive, given the solid underpinnings of corporate earnings growth, ample liquidity in the financial system, reasonable valuations, positive technical readings, and neutral investor sentiment. Small company stocks in particular have continued to show impressive relative strength recently, even after seven years of outperforming the general market. While the trend of small company outperformance is still in place, the cycle is clearly extended. Prospects for small companies are more sensitive to economic growth, which may slow somewhat in future quarters in response to the lagged effects of higher interest rates and energy costs.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      The Fund is a gateway blended Fund that invests all of its assets in two or more Master Portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolios in which it invests.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND-Administrator Class was named the Wells Fargo Diversified Small Cap Fund-Institutional Class. Performance shown for the Administrator Class shares for periods prior to November 8, 1999, reflects the performance shown for the Institutional Class shares of the Norwest Advantage Diversified Small Cap Fund, its predecessor fund.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                                                6-Month*   1-Year   5-Year   Life of Fund
--------------------------------------------------------------------------------------------------------------------------
   Diversified Small Cap Fund - Administrator Class (Incept. date 12/31/1997)    14.22     25.73    13.87        8.85
--------------------------------------------------------------------------------------------------------------------------
   Benchmark
--------------------------------------------------------------------------------------------------------------------------
     Russell 2000(R) Index 2                                                     15.23     25.85    12.59        8.35
--------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Beta**                                           0.97
-----------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)    22.42x
-----------------------------------------------------------------
   Price to Book Ratio                              2.58x
-----------------------------------------------------------------
   Median Market Cap. ($B)                        $ 0.91
-----------------------------------------------------------------
   Portfolio Turnover***                              36%
-----------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2000 (R) INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 3 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A PIE CHART IN THE PRINTED MATERIAL.]

   Consumer Discretionary                             16%
   Consumer Staples                                    3%
   Energy                                              7%
   Financials                                         15%
   Health Care                                        14%
   Industrials                                        15%
   Information Technology                             22%
   Materials                                           5%
   Telecommunications Services                         1%
   Utilities                                           2%

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Integrated Device Technology Incorporated        0.61%
-----------------------------------------------------------------
   Hercules Incorporated                            0.51%
-----------------------------------------------------------------
   Esterline Technologies Company                   0.50%
-----------------------------------------------------------------
   Oxford Industries Incorporated                   0.49%
-----------------------------------------------------------------
   PMC-Sierra Incorporated                          0.48%
-----------------------------------------------------------------
   LKQ Corporation                                  0.48%
-----------------------------------------------------------------
   CapitalSource Incorporated                       0.47%
-----------------------------------------------------------------
   Petrohawk Energy Corporation                     0.46%
-----------------------------------------------------------------
   Parametric Technology Corporation                0.46%
-----------------------------------------------------------------
   Onyx Pharmaceuticals Incorporated                0.45%
-----------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT 5 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A LINE CHART IN THE PRINTED MATERIAL.]

                            WELLS FARGO
                       ADVANTAGE DIVERSIFIED
                         SMALL CAP FUND -            RUSSELL 2000
   DATE                 ADMINISTRATOR CLASS           (R) INDEX
-----------            ---------------------         ------------
 12/31/1997                    10000                    10,000
  1/31/1998                     9880                     9,842
  2/28/1998                    10690                    10,569
  3/31/1998                    11170                    11,005
  4/30/1998                    11220                    11,065
  5/31/1998                    10520                    10,469
  6/30/1998                    10450                    10,491
  7/31/1998                     9660                     9,641
  8/31/1998                     7600                     7,769
  9/30/1998                     7970                     8,377
 10/31/1998                     8320                     8,719
 11/30/1998                     8750                     9,176
 12/31/1998                     9140                     9,744
  1/31/1999                     9040                     9,873
  2/28/1999                     8260                     9,074
  3/31/1999                     8150                     9,215
  4/30/1999                     8720                    10,041
  5/29/1999                     8990                    10,187
  6/30/1999                     9500                    10,648
  7/31/1999                     9450                    10,356
  8/31/1999                     9070                     9,973
  9/30/1999                     9020                     9,975
 10/31/1999                     9020                    10,016
 11/30/1999                     9370                    10,614
 12/31/1999                    10040                    11,815
  1/31/2000                     9570                    11,625
  2/29/2000                    10400                    13,544
  3/31/2000                    10760                    12,652
  4/30/2000                    10690                    11,890
  5/31/2000                    10350                    11,197
  6/30/2000                    10810                    12,173
  7/31/2000                    10520                    11,781
  8/31/2000                    11440                    12,680
  9/30/2000                    11180                    12,307
 10/31/2000                    11090                    11,759
 11/30/2000                    10180                    10,551
 12/31/2000                    11219                    11,457
  1/31/2001                    11475                    12,054
  2/28/2001                    11016                    11,263
  3/31/2001                    10516                    10,713
  4/30/2001                    11261                    11,550
  5/31/2001                    11507                    11,835
  6/30/2001                    11805                    12,243
  7/31/2001                    11549                    11,580
  8/31/2001                    11208                    11,206
  9/30/2001                     9781                     9,698
 10/31/2001                    10143                    10,265
 11/30/2001                    10890                    11,060
 12/31/2001                    11452                    11,742
  1/31/2002                    11560                    11,620
  2/28/2002                    11506                    11,302
  3/31/2002                    12411                    12,210
  4/30/2002                    12691                    12,322
  5/31/2002                    12239                    11,774
  6/30/2002                    11776                    11,190
  7/31/2002                    10020                     9,501
  8/31/2002                    10095                     9,477
  9/30/2002                     9373                     8,797
 10/31/2002                     9621                     9,079
 11/30/2002                    10149                     9,889
 12/31/2002                     9786                     9,338
  1/31/2003                     9449                     9,079
  2/28/2003                     9144                     8,805
  3/31/2003                     9275                     8,919
  4/30/2003                    10036                     9,764
  5/31/2003                    10993                    10,812
  6/30/2003                    11275                    11,008
  7/31/2003                    12015                    11,697
  8/31/2003                    12569                    12,232
  9/30/2003                    12308                    12,006
 10/31/2003                    13254                    13,015
 11/30/2003                    13657                    13,477
 12/31/2003                    14084                    13,750
  1/31/2004                    14467                    14,347
  2/29/2004                    14599                    14,476
  3/31/2004                    14752                    14,611
  4/30/2004                    14205                    13,865
  5/31/2004                    14380                    14,086
  6/30/2004                    15004                    14,679
  7/31/2004                    14139                    13,691
  8/31/2004                    13997                    13,621
  9/30/2004                    14675                    14,260
 10/31/2004                    15026                    14,541
 11/30/2004                    16240                    15,802
 12/31/2004                    16776                    16,269
  1/31/2005                    16105                    15,591
  2/28/2005                    16458                    15,854
  3/31/2005                    16011                    15,401
  4/30/2005                    15163                    14,519
  5/31/2005                    16082                    15,470
  6/30/2005                    16741                    16,067
  7/31/2005                    17659                    17,085
  8/31/2005                    17424                    16,769
  9/30/2005                    17624                    16,821
 10/31/2005                    16847                    16,298
 11/30/2005                    17824                    17,088
 12/31/2005                    17907                    17,010
  1/31/2006                    19372                    18,536
  2/28/2006                    19321                    18,484
  3/31/2006                    20131                    19,380

--------------------------------------------------------------------------------
2 Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

3 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

4 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND Administrator Class shares for the life of the Fund with the Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Administrator Class shares and reflects all operating expenses.

6 S&P SmallCap 600 Index measures performance of the small company segment of the U.S. market. The SmallCap 600 is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600. You cannot invest directly in an Index.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE EQUITY INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE EQUITY INCOME FUND (the Fund) seeks long-term capital appreciation and above-average dividend income.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Gary J. Dunn, CFA                       03/31/1989
   David L. Roberts, CFA
   Robert M. Thornburg

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 3.43% 1 (excluding sales charges) for the six-month period that ended March 31, 2006, underperforming the Russell 1000
(R) Value Index 2, which returned 7.27% and underperforming the S&P 500 Index 3, which returned 6.38% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      High quality, mega capitalization stocks were the biggest detractors from the Fund's performance. Sectors that negatively impacted the Fund performances on an absolute basis included utilities, energy, consumer staples, and health care. Utilities, a sector that had great returns last year, retreated during the period. For example, Dominion Resources and FPL Group were both negatively impacted by hurricane activity in their service areas and by higher interest rates. Oil prices declined from their record levels as demand slowed and post-hurricane production resumed. ConocoPhillips stocks declined after the announcement of the Burlington Resources acquisition, which may positively impact the company in the long-term. The stock price for Altria Group moved lower despite good fourth-quarter results in 2005 that included strong revenue growth. Johnson & Johnson's stock price was also down for the six-month period after announcing its first sales decline in 22 years.

      Sectors that helped performance on an absolute basis included materials, industrials, and telecommunication services. Materials company Air Products & Chemicals reported strong year-end quarterly results, despite the negative impact of the hurricanes in the southern United States, which interrupted production at a number of facilities. Emerson Electric turned in back-to-back quarters of double-digit revenue and earnings growth, thanks to higher sales of climate-control equipment and industrial products. The price of AT&T was up more than 15% after strong fourth quarter results were announced; the increase beat expectations for the third straight quarter.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Four new equity positions were initiated during the period: Cisco Systems, MDU Resources, SYSCO Corporation, and Biomet. The purchases helped to further diversify the portfolio with quality holdings at reasonable valuations. There were no significant changes in sector weights, with the exception of a 1.2% reduction in energy, a sector where we believe earnings growth may have peaked.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Robust first quarter economic growth in 2006 should give way to a more reasonable 3% to 3 1/2% growth rate for the full year as interest rate hikes temper demand. Consumer spending may soften, but business spending may compensate for the slowdown on the consumer side. We believe the Fund is positioned to take advantage of the higher interest rate environment with underweightings in both financials and utilities. In addition, the overweightings in technology and industrials should benefit from higher levels of corporate spending. We will continue to seek investments that have the potential to provide long-term capital appreciation and above-average dividend income.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE EQUITY INCOME FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE EQUITY INCOME FUND was named the Wells Fargo Equity Income Fund. Performance shown for the Administrator Class (formerly Institutional Class) shares for periods prior to November 8, 1999, reflects the performance of the Institutional Class shares of the Norwest Advantage Income Equity Fund, its predecessor fund. Performance shown for Class A, Class B and Class C shares of the Fund for periods prior to November 8, 1999, reflects the performance of the applicable share class of the Norwest Advantage Income Equity Fund, its predecessor fund. Performance shown for the Class A and Class B shares of the Fund for periods prior to May 2, 1996, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class A and Class B sales charges and expenses, respectively. Performance shown for the Class C shares for periods prior to October 1, 1998, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class C sales charges and expenses.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                                            Including Sales Charge
                                                                      ---------------------------------
                                                                      6-Month*  1-Year  5-Year  10-Year
   ----------------------------------------------------------------------------------------------------
   Equity Income Fund - Class A (Incept. date 05/02/1996)              (2.52)    1.38    3.29     7.39
   ----------------------------------------------------------------------------------------------------
   Equity Income Fund - Class B (Incept. date 05/02/1996)              (1.97)    1.73    3.39     7.22
   ----------------------------------------------------------------------------------------------------
   Equity Income Fund - Class C (Incept. date 10/01/1998)               2.04     5.76    3.75     7.22
   ----------------------------------------------------------------------------------------------------
   Equity Income Fund - Administrator Class (Incept. date 11/11/1994)
   ----------------------------------------------------------------------------------------------------
   Benchmarks
   ----------------------------------------------------------------------------------------------------
      Russell 1000(R) Value Index 2
   ----------------------------------------------------------------------------------------------------
      S&P 500 Index 3
   ----------------------------------------------------------------------------------------------------

                                                                            Excluding Sales Charge
                                                                       ---------------------------------
                                                                       6-Month*  1-Year  5-Year  10-Year
   -----------------------------------------------------------------------------------------------------
   Equity Income Fund - Class A (Incept. date 05/02/1996)                3.43     7.56    4.52    8.03
   -----------------------------------------------------------------------------------------------------
   Equity Income Fund - Class B (Incept. date 05/02/1996)                3.03     6.73    3.74    7.22
   -----------------------------------------------------------------------------------------------------
   Equity Income Fund - Class C (Incept. date 10/01/1998)                3.04     6.76    3.75    7.22
   -----------------------------------------------------------------------------------------------------
   Equity Income Fund - Administrator Class (Incept. date 11/11/1994)    3.55     7.83    4.79    8.20
   -----------------------------------------------------------------------------------------------------
   Benchmarks
   -----------------------------------------------------------------------------------------------------
      Russell 1000(R) Value Index 2                                      7.27    13.31    7.79   10.97
   -----------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                    6.38    11.72    3.97    8.95
   -----------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Beta**                                           0.90
-----------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)    15.10x
-----------------------------------------------------------------
   Price to Book Ratio                              2.60x
-----------------------------------------------------------------
   Median Market Cap. ($B)                       $ 44.40
-----------------------------------------------------------------
   Portfolio Turnover 6***                             3%
-----------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 1000(R) VALUE INDEX IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A PIE CHART IN THE PRINTED MATERIAL.]

   Consumer Discretionary                             10%
   Consumer Staples                                    8%
   Energy                                             12%
   Financials                                         27%
   Health Care                                        10%
   Industrials                                        10%
   Information Technology                             10%
   Materials                                           4%
   Telecommunication Services                          4%
   Utilities                                           5%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Citigroup Incorporated                           4.02%
-----------------------------------------------------------------
   General Electric Company                         3.59%
-----------------------------------------------------------------
   Exxon Mobil Corporation                          3.18%
-----------------------------------------------------------------
   Morgan Stanley                                   2.92%
-----------------------------------------------------------------
   Fortune Brands Incorporated                      2.73%
-----------------------------------------------------------------
   St. Paul Travelers Companies Incorporated        2.59%
-----------------------------------------------------------------
   Pepsico Incorporated                             2.53%
-----------------------------------------------------------------
   3M Company                                       2.50%
-----------------------------------------------------------------
   E.I. du Pont de Nemours & Company                2.40%
-----------------------------------------------------------------
   Bank of America Corporation                      2.39%
-----------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT 7 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A LINE CHART IN THE PRINTED MATERIAL.]

                              WELLS FARGO
              WELLS FARGO      ADVANTAGE
               ADVANTAGE    EQUITY INCOME -
             EQUITY INCOME   ADMINISTRATOR    RUSSELL 1000         S&P
   DATE       - CLASS A          CLASS       (R) VALUE INDEX     500 INDEX
-----------  -------------  ---------------   ---------------    ---------
  3/31/1996      9,425          10,000            10,000           10,000
  4/30/1996      9,561          10,144            10,038           10,147
  5/31/1996      9,788          10,385            10,163           10,408
  6/30/1996      9,895          10,494            10,172           10,447
  7/31/1996      9,499          10,079             9,787            9,986
  8/31/1996      9,627          10,215            10,067           10,196
  9/30/1996     10,052          10,665            10,468           10,769
 10/31/1996     10,242          10,866            10,873           11,067
 11/30/1996     10,962          11,634            11,661           11,902
 12/31/1996     10,759          11,416            11,512           11,666
  1/31/1997     11,291          11,976            12,070           12,396
  2/28/1997     11,453          12,151            12,248           12,492
  3/31/1997     11,092          11,769            11,807           11,980
  4/30/1997     11,450          12,148            12,303           12,694
  5/31/1997     11,981          12,712            12,990           13,466
  6/30/1997     12,493          13,252            13,548           14,069
  7/31/1997     13,320          14,129            14,566           15,188
  8/31/1997     12,675          13,445            14,048           14,337
  9/30/1997     13,317          14,129            14,896           15,121
 10/31/1997     12,904          13,691            14,481           14,616
 11/30/1997     13,520          14,345            15,121           15,293
 12/31/1997     13,779          14,616            15,562           15,556
  1/31/1998     13,798          14,640            15,341           15,727
  2/28/1998     14,722          15,621            16,374           16,861
  3/31/1998     15,498          16,444            17,376           17,724
  4/30/1998     15,640          16,590            17,492           17,905
  5/31/1998     15,412          16,348            17,233           17,597
  6/30/1998     15,657          16,608            17,454           18,312
  7/31/1998     15,210          16,138            17,147           18,118
  8/31/1998     13,300          14,108            14,595           15,500
  9/30/1998     14,033          14,889            15,433           16,493
 10/31/1998     15,031          15,944            16,629           17,834
 11/30/1998     15,737          16,694            17,404           18,915
 12/31/1998     16,234          17,225            17,996           20,004
  1/31/1999     16,188          17,176            18,140           20,840
  2/28/1999     16,226          17,213            17,884           20,192
  3/31/1999     16,860          17,885            18,254           21,000
  4/30/1999     17,730          18,812            19,959           21,813
  5/31/1999     17,684          18,759            19,739           21,298
  6/30/1999     18,409          19,532            20,312           22,480
  7/31/1999     17,919          19,013            19,717           21,778
  8/31/1999     17,621          18,692            18,985           21,670
  9/30/1999     16,948          17,978            18,323           21,076
 10/31/1999     17,416          18,475            19,378           22,410
 11/30/1999     17,547          18,618            19,227           22,865
 12/31/1999     17,576          18,651            19,319           24,212
  1/31/2000     16,690          17,715            18,689           22,997
  2/29/2000     15,414          16,365            17,301           22,562
  3/31/2000     16,954          18,007            19,412           24,769
  4/30/2000     16,872          17,923            19,186           24,023
  5/31/2000     17,148          18,216            19,388           23,531
  6/30/2000     16,746          17,793            18,502           24,112
  7/31/2000     16,410          17,440            18,733           23,736
  8/31/2000     17,331          18,422            19,775           25,210
  9/30/2000     17,146          18,229            19,957           23,879
 10/31/2000     17,603          18,719            20,447           23,778
 11/30/2000     16,984          18,066            19,689           21,905
 12/31/2000     17,865          19,006            20,675           22,012
  1/31/2001     17,852          18,997            20,754           22,793
  2/28/2001     17,328          18,443            20,177           20,717
  3/31/2001     16,357          17,412            19,465           19,405
  4/30/2001     17,445          18,576            20,418           20,911
  5/31/2001     17,758          18,909            20,878           21,051
  6/30/2001     17,238          18,363            20,414           20,540
  7/31/2001     17,050          18,167            20,371           20,339
  8/31/2001     16,687          17,784            19,555           19,067
  9/30/2001     15,609          16,634            18,178           17,529
 10/31/2001     15,802          16,848            18,022           17,863
 11/30/2001     16,657          17,758            19,069           19,234
 12/31/2001     16,851          17,970            19,519           19,403
  1/31/2002     16,605          17,713            19,368           19,120
  2/28/2002     16,700          17,819            19,399           18,751
  3/31/2002     17,250          18,410            20,317           19,456
  4/30/2002     16,710          17,834            19,620           18,277
  5/31/2002     16,697          17,825            19,718           18,143
  6/30/2002     15,808          16,883            18,586           16,851
  7/31/2002     14,353          15,328            16,858           15,539
  8/31/2002     14,418          15,402            16,986           15,640
  9/30/2002     12,512          13,367            15,097           13,941
 10/31/2002     13,435          14,354            16,216           15,167
 11/30/2002     14,228          15,211            17,237           16,058
 12/31/2002     13,499          14,433            16,489           15,116
  1/31/2003     13,081          13,986            16,090           14,721
  2/28/2003     12,677          13,559            15,661           14,500
  3/31/2003     12,702          13,588            15,687           14,640
  4/30/2003     13,722          14,681            17,068           15,846
  5/31/2003     14,527          15,543            18,170           16,679
  6/30/2003     14,819          15,863            18,397           16,893
  7/31/2003     15,082          16,150            18,673           17,190
  8/31/2003     15,149          16,222            18,965           17,525
  9/30/2003     15,030          16,097            18,779           17,340
 10/31/2003     15,885          17,018            19,928           18,319
 11/30/2003     16,053          17,204            20,198           18,481
 12/31/2003     17,010          18,226            21,443           19,449
  1/31/2004     17,306          18,550            21,821           19,807
  2/29/2004     17,769          19,051            22,288           20,082
  3/31/2004     17,568          18,836            22,093           19,779
  4/30/2004     17,281          18,533            21,554           19,468
  5/31/2004     17,301          18,560            21,774           19,735
  6/30/2004     17,578          18,858            22,288           20,118
  7/31/2004     17,219          18,478            21,973           19,452
  8/31/2004     17,355          18,635            22,286           19,530
  9/30/2004     17,499          18,792            22,631           19,741
 10/31/2004     17,616          18,923            23,007           20,043
 11/30/2004     18,362          19,724            24,170           20,855
 12/31/2004     18,903          20,308            24,980           21,564
  1/31/2005     18,779          20,180            24,536           21,037
  2/28/2005     19,357          20,808            25,349           21,479
  3/31/2005     18,971          20,399            25,002           21,099
  4/30/2005     18,618          20,020            24,554           20,698
  5/31/2005     19,101          20,545            25,146           21,356
  6/30/2005     19,036          20,481            25,420           21,386
  7/31/2005     19,619          21,110            26,155           22,182
  8/31/2005     19,504          20,993            26,042           21,980
  9/30/2005     19,729          21,242            26,407           22,158
 10/31/2005     19,418          20,907            25,736           21,788
 11/30/2005     19,996          21,529            26,578           22,612
 12/31/2005     19,879          21,416            26,740           22,621
  1/31/2006     20,170          21,729            27,777           23,220
  2/28/2006     20,284          21,860            27,947           23,283
  3/31/2006     20,405          21,997            28,324           23,571

--------------------------------------------------------------------------------
2 The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 1000(R) Value Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000(R) Value Index is more representative of the breadth of the Fund's holdings.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

6 Portfolio turnover rate represents the activity from the Funds investment in a single Master Portfolio.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE EQUITY INCOME FUND Class A and Administrator Class shares for the most recent ten years with the Russell 1000(R) Value Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE EQUITY VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE EQUITY VALUE FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Systematic Financial Management, L.P.

FUND MANAGERS                           FUND INCEPTION DATE
   D. Kevin McCreesh, CFA                  08/29/2003
   Ronald M. Mushock, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 6.15% 1 (excluding sales charges) for the six-month period that ended March 31, 2006, underperforming the Russell 1000
(R) Value Index 2, which returned 7.27% and underperforming the S&P 500 Index 3, which returned 6.38% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's underperformance relative to its benchmarks was primarily attributed to disappointing stock selection within the energy and information technology sectors. One holding that detracted from performance in the energy sector was Chesapeake Energy. As the second-largest independent producer of natural gas in the United States, its stock price fell because of the decline in the underlying commodity price. Within the information technology sector, the Fund's position in network-security provider McAfee detracted most from performance. We eliminated the Fund's position in the company after McAfee gave advance notice of negative earnings.

      Even though the Federal Reserve raised interest rates four times during the past six months, the financial sector rallied in anticipation that the tightening cycle was near its end. Consequently, the Fund was adversely affected by its underweighted position in Financials, especially in the banking industry, which was up 11% for the six-month period and was one of the top performing industry groups within the sector. The Fund was also impaired by its underweighted position in the real estate industry, especially in Real Estate Investment Trusts (REITs), which were up 17.5%.

      In contrast, the Fund benefited from its overweighted position in the investment banking and brokerage industries, which continued to show signs of strength. Despite the Fund's underweighted position in financials, it was able to outperform its benchmark in the sector due to strong stock selection. The Fund added significant value from the consumer discretionary sector, most notably in retail. However, the fear that rising oil prices were going to put a serious dent into consumer spending continued to threaten the sector. The consumer discretionary sector has also been weighed down by uncertainty in the housing market. The Fund remained underweighted in the homebuilding industry during the period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund initiated a position in Terex (TEX), a manufacturer of multi-faceted equipment used in the non-residential construction, infrastructure, and mining industries. The company had experienced accelerated demand for mining machinery equipment, pricing power, and a growing backlog position in the non-residential construction market.

      Another new addition to the Fund during the period was Royal Caribbean Cruises (RCL), which is the second largest passenger cruise operator in the world. The Fund added the company after it reported a 23 cent positive earnings surprise at the beginning of February 2006.

      One holding that the Fund eliminated was homebuilder Lennar (LEN). The housing market continued to show signs of weakness as the combination of higher mortgage rates and increased housing prices, especially in the Northeast and West, made houses less affordable. New home sales declined 10.5% in February to their lowest level since May 2003. Although Lennar's earnings remained strong, there was a slight negative revision in its future earnings potential causing the Fund to sell the stock in anticipation of further deterioration in the company's fundamentals.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The U.S. economy seems to be expanding at a solid pace. While inflation risks appear to be under control, some analysts still believe the Fed will raise its overnight lending rate at least one more time. We continue to be encouraged by the direction of earnings and the health of company balance sheets, which remain positive despite higher energy costs and rising short-term interest rates. Although some experts think that a significant decline in the housing market will have severe implications on consumer spending, we think that the resiliency of the consumer will win out and that the economy will continue to expand at a steady pace.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE EQUITY VALUE FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

      Prior  to  April  11,  2005,  the  WELLS  FARGO  ADVANTAGE   EQUITY  VALUE
FUND-Administrator Class was named the Wells Fargo Large Cap Value Fund-Institutional Class.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                                        Including Sales Charge            Excluding Sales Charge
                                                                    -------------------------------   ------------------------------
                                                                    6-Month*  1-Year   Life of Fund   6-Month*  1-Year  Life of Fund
------------------------------------------------------------------------------------------------------------------------------------
   Equity Value Fund - Class A (Incept. date 08/29/2003)              0.05       8.44     13.60         6.15    15.06      16.23
------------------------------------------------------------------------------------------------------------------------------------
   Equity Value Fund - Class B (Incept. date 08/29/2003)              0.77       9.20     14.44         5.77    14.20      15.37
------------------------------------------------------------------------------------------------------------------------------------
   Equity Value Fund - Class C (Incept. date 08/29/2003)              4.70      13.12     15.38         5.70    14.12      15.38
------------------------------------------------------------------------------------------------------------------------------------
   Equity Value Fund - Administrator Class (Incept. date 08/29/2003)                                    6.20    15.28      16.53
------------------------------------------------------------------------------------------------------------------------------------
   Benchmarks
------------------------------------------------------------------------------------------------------------------------------------
      Russell 1000(R) Value Index 2                                                                     7.27    13.31      16.81
------------------------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                                                   6.38    11.72      12.16
------------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Beta**                                           1.04
-----------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)    15.50x
-----------------------------------------------------------------
   Price to Book Ratio                              2.30x
-----------------------------------------------------------------
   Median Market Cap. ($B)                       $ 18.10
-----------------------------------------------------------------
   Portfolio Turnover 6***                            53%
-----------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 1000(R) VALUE INDEX IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A PIE CHART IN THE PRINTED MATERIAL.]

   Consumer Discretionary                             13%
   Consumer Staples                                    6%
   Energy                                             13%
   Financials                                         31%
   Health Care                                         8%
   Industrials                                        10%
   Information Technology                              6%
   Materials                                           4%
   Telecommunication Services                          5%
   Utilities                                           4%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Exxon Mobil Corporation                          4.42%
-----------------------------------------------------------------
   Chesapeake Energy Corporation                    3.85%
-----------------------------------------------------------------
   Bank of America Corporation                      3.58%
-----------------------------------------------------------------
   Pfizer Incorporated                              3.16%
-----------------------------------------------------------------
   Bear Stearns Companies Incorporated              2.83%
-----------------------------------------------------------------
   Citigroup Incorporated                           2.79%
-----------------------------------------------------------------
   Merrill Lynch & Company Incorporated             2.26%
-----------------------------------------------------------------
   Textron Incorporated                             2.09%
-----------------------------------------------------------------
   American International Group Incorporated        2.06%
-----------------------------------------------------------------
   Verizon Communications Incorporated              2.05%

GROWTH OF $10,000 INVESTMENT 7 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO        WELLS FARGO
               ADVANTAGE      ADVANTAGE EQUITY
              EQUITY VALUE      VALUE FUND -         RUSSELL 1000    S&P 500
   DATE      FUND - CLASS A  ADMINISTRATOR CLASS   (R) VALUE INDEX    INDEX
-----------  --------------  -------------------   ---------------   -------
  8/29/2003       9,425             10,000             10,000        10,000
  8/31/2003       9,425             10,000             10,000        10,000
  9/30/2003       9,255              9,820              9,902         9,894
 10/31/2003       9,689             10,280             10,508        10,453
 11/30/2003      10,028             10,650             10,651        10,545
 12/31/2003      10,438             11,088             11,307        11,098
  1/31/2004      10,618             11,278             11,506        11,302
  2/29/2004      10,910             11,599             11,752        11,459
  3/31/2004      10,750             11,428             11,650        11,286
  4/30/2004      10,306             10,958             11,365        11,109
  5/31/2004      10,476             11,138             11,481        11,261
  6/30/2004      10,825             11,519             11,752        11,479
  7/31/2004      10,580             11,258             11,587        11,099
  8/31/2004      10,599             11,278             11,751        11,144
  9/30/2004      10,825             11,519             11,933        11,264
 10/31/2004      11,080             11,799             12,132        11,436
 11/30/2004      11,664             12,419             12,745        11,900
 12/31/2004      11,996             12,782             13,172        12,304
  1/31/2005      11,816             12,581             12,938        12,004
  2/28/2005      12,271             13,072             13,367        12,256
  3/31/2005      12,091             12,892             13,183        12,039
  4/30/2005      11,711             12,481             12,947        11,810
  5/31/2005      12,110             12,912             13,259        12,186
  6/30/2005      12,309             13,132             13,404        12,203
  7/31/2005      12,764             13,613             13,791        12,657
  8/31/2005      12,773             13,623             13,732        12,542
  9/30/2005      13,105             13,994             13,924        12,643
 10/31/2005      12,735             13,593             13,570        12,432
 11/30/2005      13,115             14,004             14,014        12,902
 12/31/2005      13,204             14,106             14,100        12,907
  1/31/2006      13,730             14,670             14,647        13,249
  2/28/2006      13,739             14,680             14,736        13,285
  3/31/2006      13,911             14,861             14,935        13,450

--------------------------------------------------------------------------------
2 The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 1000(R) Value Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000(R) Value Index is more representative of the breadth of the Fund's holdings.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust Portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

6 Portfolio turnover rate represents the activity from the Funds investment in a single Master Portfolio.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE EQUITY VALUE FUND Class A and Administrator Class shares for the life of the Fund with the Russell 1000(R) Value Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE GROWTH EQUITY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE GROWTH EQUITY FUND (the Fund) seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

ADVISER                                                FUND MANAGERS
   Wells Fargo Funds Management, LLC                      Thomas C. Biwer, CFA
                                                          Christian L. Chan, CFA
SUBADVISERS OF MASTER PORTFOLIOS                          Andrew Owen, CFA
   Artisan Partners Limited
   Partnership LSV Asset Management                    FUND INCEPTION DATE
   New Star Institutional Managers Limited                04/30/1989
   Peregrine Capital Management, Inc.
   Smith Asset Management Group, L.P.
   SSgA Funds Management, Inc.
   Wells Capital Management Incorporated

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 10.91% 1 (excluding sales charges) for the six-month period that ended March 31, 2006, outperforming the S&P 500 Index 2, which returned 6.38%, and underperforming Growth Equity Composite Index 3, which returned 11.67% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund underperformed its composite benchmark for the six-month period. Of the ten underlying portfolios in the Fund, three outperformed their respective benchmarks while seven underperformed. The weakest performers were the International Core Portfolio and the Small Company Value Portfolio. Significant outperforming components included the International Growth Portfolio and the Small Company Growth Portfolio.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the period, a 5.83% position was initiated in the Strategic Small Cap Value Portfolio, managed by multiple managers. The source of revenue for this investment was a reduction in the Fund's position in the Small Company Value Portfolio. The overall weighting in the small-company value category was unchanged at 11.67%.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The Fund remains invested in its neutral allocation of 35% in the large-cap growth category, 35% in the small-company category, and 30% in the international equity category.

      Our outlook for U.S. stocks is positive, given the solid underpinnings of corporate earnings growth, ample liquidity in the financial system, reasonable valuations, healthy technical readings, and neutral investor sentiment. Our outlook for non-U.S. equities is similarly positive, supported by firming global economic growth and attractive valuations.

      Growth stocks as a group have lagged the overall market for some years now. Our outlook for growth stocks is positive now that signs of slowing in economic growth in housing and auto sales have emerged. This kind of shift in the economy tends to favor growth stocks over cyclical/value stocks.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK, AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE GROWTH EQUITY FUND.

1 The Fund's adviser has committed through January 31, 2007, for classes A, B, C, and Administrator Class shares and through April 30, 2007 for Institutional Class shares, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE GROWTH EQUITY FUND was named the Wells Fargo Growth Equity Fund. Performance shown for the Administrator Class (formerly named Institutional Class) shares for periods prior to November 8, 1999, reflects the performance of the Institutional Class shares of Norwest Advantage Growth Equity Fund, its predecessor fund. Performance shown for the Institutional Class (formerly named Select Class) shares for periods prior to April 11, 2005, reflects the performance of the Administrator Class shares of the Wells Fargo Growth Equity Fund and for periods prior to November 8, 1999, reflects the performance of the Administrator Class shares of Norwest Advantage Growth Equity Fund, its predecessor fund. Performance shown for the Class A, Class B and Class C shares of the Fund for periods prior to November 8, 1999, reflects the performance of the applicable share class of the Norwest Advantage Growth Equity Fund, its predecessor fund. Performance shown for the Class A shares for periods prior to May 2, 1996, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class A sales charges and expenses. Performance shown for the Class B shares for periods prior to May 6, 1996, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class B sales charges and expenses. Performance shown for the Class C shares for periods prior to October 1, 1998, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class C sales charges and expenses.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                                 Including Sales Charge
                                                            ---------------------------------
                                                            6-Month*  1-Year  5-Year  10-Year
---------------------------------------------------------------------------------------------
   Growth Equity Fund - Class A (Incept. date 05/02/1996)     4.54    14.09    5.19     7.90
---------------------------------------------------------------------------------------------
   Growth Equity Fund - Class B (Incept. date 05/06/1996)     5.55    15.17    5.31     7.72
---------------------------------------------------------------------------------------------
   Growth Equity Fund - Class C (Incept. date 10/01/1998)     9.53    19.16    5.63     7.81
---------------------------------------------------------------------------------------------
   Growth Equity Fund - Administrator Class
   (Incept. date 11/11/1994)
---------------------------------------------------------------------------------------------
   Growth Equity Fund - Institutional Class
   (Incept. date 04/11/2005)
---------------------------------------------------------------------------------------------
   Benchmark
---------------------------------------------------------------------------------------------
      S&P 500 Index 2
---------------------------------------------------------------------------------------------
      Growth Equity Composite Index 3
---------------------------------------------------------------------------------------------

                                                                 Excluding Sales Charge
                                                           ----------------------------------
                                                           6-Month*  1-Year   5-Year  10-Year
---------------------------------------------------------------------------------------------
   Growth Equity Fund - Class A (Incept. date 05/02/1996)   10.91    21.05     6.44     8.54
---------------------------------------------------------------------------------------------
   Growth Equity Fund - Class B (Incept. date 05/06/1996)   10.55    20.17     5.63     7.72
---------------------------------------------------------------------------------------------
   Growth Equity Fund - Class C (Incept. date 10/01/1998)   10.53    20.16     5.63     7.81
---------------------------------------------------------------------------------------------
   Growth Equity Fund - Administrator Class
   (Incept. date 11/11/1994)                                11.05    21.37     6.71     8.71
---------------------------------------------------------------------------------------------
   Growth Equity Fund - Institutional Class
   (Incept. date 04/11/2005)                                11.19    21.60     6.75     8.73
---------------------------------------------------------------------------------------------
   Benchmark
---------------------------------------------------------------------------------------------
      S&P 500 Index 2                                        6.38    11.72     3.97     8.95
---------------------------------------------------------------------------------------------
      Growth Equity Composite Index 3                       11.67    21.06     8.00     8.11
---------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Beta**                                           0.98
-----------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)   20.82x
-----------------------------------------------------------------
   Price to Book Ratio                             3.34x
-----------------------------------------------------------------
   Median Market Cap. ($B)                       $ 19.27
-----------------------------------------------------------------
   Portfolio Turnover***                              21%
-----------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE GROWTH EQUITY COMPOSITE INDEX IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A PIE CHART IN THE PRINTED MATERIAL.]

      Consumer Discretionary                          14%
      Consumer Staples                                 4%
      Energy                                           9%
      Financials                                      30%
      Health Care                                     13%
      Industrials                                     10%
      Information Technology                          20%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Goldman Sachs Group Incorporated                 2.64%
-----------------------------------------------------------------
   eBay Incorporated                                2.18%
-----------------------------------------------------------------
   Microsoft Corporation                            2.05%
-----------------------------------------------------------------
   Medtronic Incorporated                           1.88%
-----------------------------------------------------------------
   Charles Schwab Corporation                       1.43%
-----------------------------------------------------------------
   Cisco Systems Incorporated                       1.36%
-----------------------------------------------------------------
   Genentech Incorporated                           1.25%
-----------------------------------------------------------------
   Franklin Resources                               1.20%
-----------------------------------------------------------------
   American International Group Incorporated        1.15%
-----------------------------------------------------------------
   Paychex Incorporated                             1.15%

GROWTH OF $10,000 INVESTMENT 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO         WELLS FARGO
               ADVANTAGE       ADVANTAGE GROWTH                     GROWTH
             GROWTH EQUITY       EQUITY FUND -        S&P 500  EQUITY COMPOSITE
   DATE      FUND - CLASS A   ADMINISTRATOR CLASS      INDEX        INDEX
-----------  --------------   -------------------     -------  ----------------
  3/31/1996      9,425             10,000             10,000        10,000
  4/30/1996      9,848             10,449             10,147        10,366
  5/31/1996     10,059             10,673             10,408        10,579
  6/30/1996      9,859             10,460             10,447        10,450
  7/31/1996      9,281              9,847              9,986         9,824
  8/31/1996      9,582             10,167             10,196        10,119
  9/30/1996     10,059             10,673             10,769        10,596
 10/31/1996      9,983             10,592             11,067        10,529
 11/30/1996     10,488             11,128             11,902        11,083
 12/31/1996     10,518             11,160             11,666        11,066
  1/31/1997     10,868             11,531             12,396        11,299
  2/28/1997     10,734             11,389             12,492        11,232
  3/31/1997     10,278             10,905             11,980        10,846
  4/30/1997     10,529             11,167             12,694        11,126
  5/31/1997     11,479             12,180             13,466        12,057
  6/30/1997     12,066             12,802             14,069        12,606
  7/31/1997     12,804             13,585             15,188        13,263
  8/31/1997     12,313             13,061             14,337        12,800
  9/30/1997     13,133             13,934             15,121        13,564
 10/31/1997     12,511             13,270             14,616        12,867
 11/30/1997     12,507             13,270             15,293        12,990
 12/31/1997     12,631             13,402             15,556        13,154
  1/31/1998     12,828             13,606             15,727        13,400
  2/28/1998     13,753             14,592             16,861        14,357
  3/31/1998     14,261             15,127             17,724        14,897
  4/30/1998     14,517             15,403             17,905        15,034
  5/31/1998     14,068             14,922             17,597        14,579
  6/30/1998     14,458             15,340             18,312        14,936
  7/31/1998     14,131             14,993             18,118        14,523
  8/31/1998     11,788             12,508             15,500        12,234
  9/30/1998     12,273             13,022             16,493        12,785
 10/31/1998     12,946             13,736             17,834        13,727
 11/30/1998     13,781             14,622             18,915        14,555
 12/31/1998     14,715             15,613             20,004        15,502
  1/31/1999     15,163             16,088             20,840        15,879
  2/28/1999     14,405             15,284             20,192        15,061
  3/31/1999     14,778             15,679             21,000        15,610
  4/30/1999     15,305             16,239             21,813        16,296
  5/31/1999     15,133             16,057             21,298        15,953
  6/30/1999     16,087             17,064             22,480        16,783
  7/31/1999     15,907             16,878             21,778        16,584
  8/31/1999     15,665             16,620             21,670        16,483
  9/30/1999     15,409             16,345             21,076        16,413
 10/31/1999     16,096             17,078             22,410        17,054
 11/30/1999     16,861             17,890             22,865        17,910
 12/31/1999     18,490             19,628             24,212        19,754
  1/31/2000     17,858             18,957             22,997        18,942
  2/29/2000     18,901             20,069             22,562        20,514
  3/31/2000     19,929             21,170             24,769        20,793
  4/30/2000     19,326             20,530             24,023        19,681
  5/31/2000     18,524             19,684             23,531        18,788
  6/30/2000     19,548             20,776             24,112        20,080
  7/31/2000     19,253             20,468             23,736        19,309
  8/31/2000     20,292             21,575             25,210        20,486
  9/30/2000     19,263             20,484             23,879        19,298
 10/31/2000     19,036             20,253             23,778        18,540
 11/30/2000     17,640             18,767             21,905        16,709
 12/31/2000     18,434             19,614             22,012        17,204
  1/31/2001     18,795             20,003             22,793        17,931
  2/28/2001     16,971             18,063             20,717        16,051
  3/31/2001     15,652             16,664             19,405        14,844
  4/30/2001     17,034             18,142             20,911        16,217
  5/31/2001     16,942             18,045             21,051        16,101
  6/30/2001     16,713             17,808             20,540        15,967
  7/31/2001     16,317             17,394             20,339        15,438
  8/31/2001     15,463             16,482             19,067        14,704
  9/30/2001     13,690             14,596             17,529        13,051
 10/31/2001     14,275             15,229             17,863        13,658
 11/30/2001     15,394             16,421             19,234        14,639
 12/31/2001     15,770             16,831             19,403        14,971
  1/31/2002     15,562             16,604             19,120        14,585
  2/28/2002     15,129             16,150             18,751        14,264
  3/31/2002     16,019             17,102             19,456        15,070
  4/30/2002     15,693             16,762             18,277        14,717
  5/31/2002     15,307             16,345             18,143        14,420
  6/30/2002     14,512             15,500             16,851        13,531
  7/31/2002     12,802             13,677             15,539        12,154
  8/31/2002     12,820             13,702             15,640        12,148
  9/30/2002     11,574             12,371             13,941        11,010
 10/31/2002     12,333             13,185             15,167        11,665
 11/30/2002     13,069             13,967             16,058        12,410
 12/31/2002     12,345             13,203             15,116        11,743
  1/31/2003     11,882             12,710             14,721        11,382
  2/28/2003     11,621             12,433             14,500        11,165
  3/31/2003     11,663             12,477             14,640        11,222
  4/30/2003     12,648             13,537             15,846        12,215
  5/31/2003     13,485             14,433             16,679        13,109
  6/30/2003     13,728             14,698             16,893        13,351
  7/31/2003     14,334             15,348             17,190        13,856
  8/31/2003     14,779             15,828             17,525        14,299
  9/30/2003     14,624             15,664             17,340        14,286
 10/31/2003     15,604             16,718             18,319        15,254
 11/30/2003     15,835             16,970             18,481        15,601
 12/31/2003     16,500             17,684             19,449        16,266
  1/31/2004     16,755             17,961             19,807        16,699
  2/29/2004     16,886             18,106             20,082        16,904
  3/31/2004     16,909             18,138             19,779        16,878
  4/30/2004     16,417             17,614             19,468        16,393
  5/31/2004     16,583             17,797             19,735        16,608
  6/30/2004     16,921             18,163             20,118        17,035
  7/31/2004     16,055             17,236             19,452        16,130
  8/31/2004     15,978             17,153             19,530        16,095
  9/30/2004     16,435             17,652             19,741        16,539
 10/31/2004     16,755             17,999             20,043        16,912
 11/30/2004     17,800             19,123             20,855        17,976
 12/31/2004     18,422             19,793             21,564        18,646
  1/31/2005     17,752             19,080             21,037        18,053
  2/28/2005     18,121             19,487             21,479        18,461
  3/31/2005     17,664             18,994             21,099        18,019
  4/30/2005     17,051             18,341             20,698        17,411
  5/31/2005     17,771             19,114             21,356        18,107
  6/30/2005     18,109             19,487             21,386        18,400
  7/31/2005     19,060             20,512             22,182        19,293
  8/31/2005     19,035             20,492             21,980        19,227
  9/30/2005     19,279             20,759             22,158        19,536
 10/31/2005     18,854             20,306             21,788        19,086
 11/30/2005     19,674             21,192             22,612        19,838
 12/31/2005     19,855             21,396             22,621        20,062
  1/31/2006     20,806             22,423             23,220        21,184
  2/28/2006     20,776             22,399             23,283        21,138
  3/31/2006     21,383             23,053             23,571        21,815

--------------------------------------------------------------------------------
2 S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

3 Growth Equity Composite Index is weighted 35% in the Russell 1000(R) Growth Index, 30% in the MSCI EAFE(R) Index, 35% in the Russell 2000(R) Index. The RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE(R) INDEX, THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST ("MSCI EAFE") STOCK INDEX is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. The RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE GROWTH EQUITY FUND Class A and Administrator Class shares for the most recent ten years with the S&P 500 Index and the Growth Equity Composite Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       LSV Asset Management

FUND MANAGERS                           FUND INCEPTION DATE
   Josef Lakonishok                        10/31/2003
   Puneet Mansharamani
   Menno Vermeulen, CFA
   Robert W. Vishny

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 13.10% 1 (excluding sales charges) for the six-month period that ended March 31, 2006, underperforming the MSCI EAFE Index 2, which returned 13.86% and underperforming the MSCI EAFE Value Index 3, which returned 14.07% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT SALES CHARGES. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      International equity markets posted strong returns during the reporting period, with economic activity in Europe and Japan remaining strong. The good news on the economic front helped to offset high energy prices and a more restrictive monetary environment seen in many countries. The Fund's overweighted position in higher-dividend-paying stocks worked against performance because stocks that paid minimal or no dividends led the market. In addition, the Fund's holdings in Japanese stocks were weak compared to its benchmark. Poor stock selection in Japan was counterbalanced to some extent by good stock selection in the United Kingdom and Switzerland.

      The strategy to have the Fund overweighted in energy and underweighted in the technology sectors detracted from performance, but this was compensated for by the Fund's overweighted position in financials and underweighted position in consumer staples. Overall, stock selection was neutral, because good selection in financials and telecommunications stocks was offset by poor selection in energy, materials, and industrials. The Fund remains underweighted in the health care, consumer staples, and technology sectors and overweighted in financials, materials, and consumer discretionary stocks.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Given the energetic markets, we sold strong-performing stocks as their relative attractiveness deteriorated and their valuations strained. Several stocks fell into this category, including UBS in Switzerland, Nihon Unisys in Japan, and CSR Ltd in Australia. The proceeds were used to purchase higher ranked stocks with better upside potential. Examples included Commonwealth Bank and Quantas Airlines in Australia and Nippon Mitsubishi Oil and Tokyo Electric Power in Japan.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We anticipate seeing continued strength in international equities. Our approach is to select stocks that are inexpensive and have poor past performance but seem to be gaining momentum. The Fund's portfolio consistently trades at a significant valuation discount relative to the market and has a bias toward mid cap stocks relative to its benchmark. We will continue to maintain this portfolio strategy and make changes when our fundamental indicators direct us to do so.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FOREIGN INVESTMENTS PRESENT CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND was named the Wells Fargo Overseas Fund. Performance shown for the Class B and Class C shares of the Fund for periods prior to April 11, 2005, reflects the performance shown for the Class A shares of the Fund, adjusted to reflect the respective class' expenses. Performance shown for the Administrator Class shares for periods prior to April 11, 2005, reflects the performance shown for the Class A shares of the Fund and includes fees and expenses that are not applicable to and higher than those of the Administrator Class shares.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                                                  Including Sales Charge
                                                                              ------------------------------
                                                                              6-Month*  1-Year  Life of Fund
------------------------------------------------------------------------------------------------------------
   International Value Fund - Class A (Incept. date 10/31/2003)                 6.60    14.27     20.80
------------------------------------------------------------------------------------------------------------
   International Value Fund - Class B (Incept. date 04/11/2005)                 7.66    15.24     21.90
------------------------------------------------------------------------------------------------------------
   International Value Fund - Class C (Incept. date 04/11/2005)                11.66    19.24     22.83
------------------------------------------------------------------------------------------------------------
   International Value Fund - Administrator Class (Incept. date 04/11/2005)
------------------------------------------------------------------------------------------------------------
   Benchmark
------------------------------------------------------------------------------------------------------------
      MSCI EAFE Index 2
------------------------------------------------------------------------------------------------------------
      MSCI EAFE Value Index 3
------------------------------------------------------------------------------------------------------------

                                                                                   Excluding Sales Charge
                                                                              ------------------------------
                                                                              6-Month*  1-Year  Life of Fund
------------------------------------------------------------------------------------------------------------
   International Value Fund - Class A (Incept. date 10/31/2003)                13.10    21.25       23.80
------------------------------------------------------------------------------------------------------------
   International Value Fund - Class B (Incept. date 04/11/2005)                12.66    20.24       22.83
------------------------------------------------------------------------------------------------------------
   International Value Fund - Class C (Incept. date 04/11/2005)                12.66    20.24       22.83
------------------------------------------------------------------------------------------------------------
   International Value Fund - Administrator Class (Incept. date 04/11/2005)    13.12    21.35       23.84
------------------------------------------------------------------------------------------------------------
   Benchmark
------------------------------------------------------------------------------------------------------------
      MSCI EAFE Index 2                                                        13.86    24.41       22.90
------------------------------------------------------------------------------------------------------------
      MSCI EAFE Value Index 3                                                  14.07    24.79       25.65
------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Beta**                                           0.99
-----------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)    12.25x
-----------------------------------------------------------------
   Price to Book Ratio                              1.92x
-----------------------------------------------------------------
   Median Market Cap. ($B)                        $ 9.00
-----------------------------------------------------------------
   Portfolio Turnover 6***                             9%
-----------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE MSCI EAFE VALUE INDEX IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

PORTFOLIO COMPOSITION 4 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A PIE CHART IN THE PRINTED MATERIAL.]

   Asia/Pacific Ex Japan                               2%
   Australia                                           4%
   Continental Europe                                 45%
   Japan                                              25%
   United Kingdom                                     24%



TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Toyota Motor Corporation                         3.00%
-----------------------------------------------------------------
   Barclays plc                                     2.31%
-----------------------------------------------------------------
   BNP Paribas SA                                   2.25%
-----------------------------------------------------------------
   Royal Dutch Shell plc Class B                    2.17%
-----------------------------------------------------------------
   Endesa SA                                        2.09%
-----------------------------------------------------------------
   Lloyds TSB Group plc                             1.99%
-----------------------------------------------------------------
   Aegon NV                                         1.93%
-----------------------------------------------------------------
   Nordea AB                                        1.91%
-----------------------------------------------------------------
   Societe Generale                                 1.87%
-----------------------------------------------------------------
   Credit Suisse Group                              1.74%
-----------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT 7 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO
               ADVANTAGE            WELLS FARGO
             INTERNATIONAL    ADVANTAGE INTERNATIONAL                  MSCI
             VALUE FUND -          VALUE FUND -         MSCI EAFE   EAFE VALUE
   DATE         CLASS A         ADMINISTRATOR CLASS       INDEX       INDEX
---------    -------------    -----------------------   ---------   ----------
 10/31/03        9,425                10,000             10,000       10,000
 11/30/03        9,491                10,070             10,222       10,209
 12/31/03       10,254                10,880             11,020       11,102
  1/31/04       10,509                11,150             11,176       11,201
  2/29/04       10,867                11,530             11,434       11,508
  3/31/04       11,008                11,680             11,498       11,629
  4/30/04       10,735                11,390             11,238       11,402
  5/31/04       10,735                11,390             11,276       11,503
  6/30/04       11,140                11,820             11,523       11,863
  7/31/04       10,886                11,550             11,149       11,569
  8/31/04       10,924                11,590             11,198       11,659
  9/30/04       11,253                11,940             11,490       11,982
 10/31/04       11,499                12,200             11,882       12,394
 11/30/04       12,271                13,020             12,694       13,235
 12/31/04       12,893                13,679             13,250       13,838
  1/31/05       12,843                13,627             13,007       13,648
  2/28/05       13,455                14,276             13,569       14,280
  3/31/05       13,021                13,815             13,228       13,914
  4/30/05       12,656                13,428             12,917       13,551
  5/31/05       12,527                13,292             12,924       13,542
  6/30/05       12,823                13,606             13,096       13,800
  7/31/05       13,179                13,993             13,498       14,226
  8/31/05       13,524                14,360             13,839       14,544
  9/30/05       13,959                14,821             14,455       15,223
 10/31/05       13,495                14,329             14,033       14,752
 11/30/05       13,653                14,507             14,377       15,200
 12/31/05       14,252                15,134             15,045       15,814
  1/31/06       15,114                16,056             15,969       16,782
  2/28/06       15,233                16,183             15,934       16,900
  3/31/06       15,787                16,765             16,460       17,362

--------------------------------------------------------------------------------
2 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an Index.

3 The MSCI EAFE Value Index is a subset of the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Stock Index and constituents of the Index include securities from Europe,Australasia (Australia and Asia),and the Far East.The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. You cannot invest directly in an Index. The Fund has selected the MSCI EAFE Value Index to replace the MSCI EAFE Index as its benchmark index going forward because the MSCI EAFE Value Index is more representative of the breadth of the Fund's holdings.

4 Fund characteristics, equity holdings and portfolio composition are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and portfolio composition.

5 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single Master Portfolio.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND Class A and Administrator Class shares for the life of the Fund with the MSCI EAFE Index and MSCI EAFE Value.The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Cadence Capital Management LLC

FUND MANAGERS                           FUND INCEPTION DATE
   William B. Bannick, CFA                 08/31/2001
   Robert L. Fitzpatrick, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 7.91% 1 (excluding sales charges) for the six-month period that ended March 31, 2006, outperforming the Russell 1000
(R) Growth Index 2, which returned 6.16%, and outperforming the S&P 500 Index 3, which returned 6.38% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund had a strong six months, outperforming both the Russell 1000 (R) Growth Index and the S&P 500 Index. Careful stock selection within the information technology sector had the greatest favorable impact, as the Fund's holdings performed considerably better than those of the benchmark. One particularly strong stock for the Fund was Broadcom, a maker of semiconductors for broadband communications devices, which benefited from increased enterprise network spending and a strong wireless communications market. Stock picks in the industrials sector also helped, as continued economic growth boosted the performance of many names in that part of the market. At period-end, the portfolio remained overweighted in energy stocks. We did trim the Fund's energy holdings during the period to lock in profits but continued to see further appreciation potential there. The greatest negative impact came from our consumer discretionary stocks, especially retailers. Teen and young-adult retailer Abercrombie & Fitch and luxury jeweler Tiffany were two notable detractors.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      As the economy continued to expand and the Federal Reserve Board (the Fed) issued a favorable economic outlook, we increased the portfolio's exposure to basic industrial companies. Within the broad industrials sector, defense companies have benefited from increased federal government spending, and transportation companies, especially railroads, also have seen solid growth. Industrial companies whose products help their customers improve operating efficiencies have seen their earnings estimates increase and also have reported positive earnings surprises. Both of these factors influence our ongoing stock-selection process and help us find stocks that we believe have high earnings potential along with reasonable relative valuations.

      The proceeds for our new purchases in industrials came from further cuts to our financial sector exposure, since the Fed had clearly indicated that its cycle of interest-rate hikes is not over yet. Most financial stocks continue to operate in a tough environment, with interest rates pressuring profit margins and continuing to reduce earnings. We have, however, uncovered what we believe are excellent investment opportunities among the growth areas of the financial sector--especially capital markets companies, which continue to benefit from merger and acquisition activity.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Given the U.S. economy's continued resilience, we are optimistic about the stock market in 2006 and believe that stock selection will be an important factor for future outperformance. At period end, the portfolio's largest sector exposures were in industrials, in which we were overweighted relative to our benchmark, and information technology, in which we were underweighted. More importantly, we are emphasizing companies in parts of the market that we feel are demonstrating positive fundamentals--such as firms benefiting from strong end markets, pricing power, the opportunity for improved profit margins, and new product cycles. Although we are likely to see a slowdown in the economy as the year goes on, we believe that our process may continue to point us to companies in economic sectors with higher potential for sustainable earnings growth.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND--Administrator Class was named the Wells Fargo Large Cap Appreciation Fund Institutional Class.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                                       Including Sales Charge             Excluding Sales Charge
                                                                  --------------------------------   -------------------------------
                                                                  6-Month*   1-Year   Life of Fund   6-Month*   1-Year  Life of Fund
------------------------------------------------------------------------------------------------------------------------------------
   Large Cap Appreciation Fund - Class A (Incept. date 08/31/2001)  1.70      9.48       3.89          7.91     16.16       5.25
------------------------------------------------------------------------------------------------------------------------------------
   Large Cap Appreciation Fund - Class B (Incept. date 08/31/2001)  2.59     10.30       4.08          7.59     15.30       4.46
------------------------------------------------------------------------------------------------------------------------------------
   Large Cap Appreciation Fund - Class C (Incept. date 08/31/2001)  6.49     14.29       4.46          7.49     15.29       4.46
------------------------------------------------------------------------------------------------------------------------------------
   Large Cap Appreciation Fund - Administrator Class
   (Incept. date 08/31/2001)                                                                           8.06     16.36       5.48
------------------------------------------------------------------------------------------------------------------------------------
   Benchmarks
------------------------------------------------------------------------------------------------------------------------------------
      Russell 1000(R) Growth Index 2                                                                   6.16     13.14       2.48
------------------------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                                                  6.38     11.72       4.74
------------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Beta**                                           0.94
-----------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)    20.71x
-----------------------------------------------------------------
   Price to Book Ratio                              3.74x
-----------------------------------------------------------------
   Median Market Cap. ($B)                       $ 21.08
-----------------------------------------------------------------
   Portfolio Turnover 6***                            80%
-----------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 1000(R) GROWTH INDEX IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A PIE CHART IN THE PRINTED MATERIAL.]

   Utilities                                           2%
   Consumer Discretionary                             11%
   Consumer Staples                                    3%
   Energy                                             11%
   Financials                                         11%
   Health Care                                        14%
   Industrials                                        21%
   Information Technology                             18%
   Materials                                           5%
   Telecommunication Services                          4%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Boeing Company                                   1.64%
-----------------------------------------------------------------
   Schlumberger Limited                             1.55%
-----------------------------------------------------------------
   Caterpillar Incorporated                         1.49%
-----------------------------------------------------------------
   Goldman Sachs Group Incorporated                 1.47%
-----------------------------------------------------------------
   Merrill Lynch & Company Incorporated             1.45%
-----------------------------------------------------------------
   Harman International Incorporated                1.44%
-----------------------------------------------------------------
   Monster Worldwide Incorporated                   1.44%
-----------------------------------------------------------------
   Burlington Northern Santa Fe Corporation         1.43%
-----------------------------------------------------------------
   Vulcan Materials Company                         1.42%
-----------------------------------------------------------------
   Rockwell Automation Incorporated                 1.42%

GROWTH OF $10,000 INVESTMENT 7 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO          WELLS FARGO
               ADVANTAGE            ADVANTAGE
               LARGE CAP            LARGE CAP
              APPRECIATION      APPRECIATION FUND    RUSSELL 1000 (R)   S&P 500
   DATE      FUND - CLASS A   - ADMINISTRATOR CLASS    GROWTH INDEX      INDEX
-----------  --------------   ---------------------  ----------------   --------
  8/31/2001      9,425                10,000            10,000          10,000
  9/30/2001      8,982                 9,530             9,002           9,193
 10/31/2001      8,944                 9,500             9,475           9,369
 11/30/2001      9,340                 9,910            10,385          10,087
 12/31/2001      9,500                10,090            10,365          10,176
  1/31/2002      9,378                 9,960            10,182          10,027
  2/28/2002      9,114                 9,670             9,760           9,834
  3/31/2002      9,444                10,030            10,097          10,204
  4/30/2002      9,123                 9,690             9,273           9,585
  5/31/2002      8,982                 9,540             9,049           9,515
  6/30/2002      8,454                 8,980             8,212           8,838
  7/31/2002      7,681                 8,160             7,760           8,149
  8/31/2002      7,710                 8,190             7,783           8,202
  9/30/2002      7,097                 7,550             6,976           7,312
 10/31/2002      7,474                 7,950             7,616           7,954
 11/30/2002      7,568                 8,050             8,030           8,422
 12/31/2002      7,238                 7,700             7,475           7,928
  1/31/2003      7,163                 7,620             7,294           7,721
  2/28/2003      7,088                 7,550             7,260           7,605
  3/31/2003      7,238                 7,710             7,395           7,678
  4/30/2003      7,653                 8,150             7,942           8,310
  5/31/2003      8,077                 8,610             8,338           8,748
  6/30/2003      8,143                 8,680             8,453           8,860
  7/31/2003      8,313                 8,860             8,664           9,016
  8/31/2003      8,539                 9,100             8,879           9,191
  9/30/2003      8,407                 8,960             8,784           9,094
 10/31/2003      8,954                 9,540             9,277           9,608
 11/30/2003      9,029                 9,630             9,375           9,692
 12/31/2003      9,218                 9,830             9,699          10,200
  1/31/2004      9,321                 9,950             9,897          10,388
  2/29/2004      9,491                10,120             9,960          10,532
  3/31/2004      9,491                10,130             9,775          10,373
  4/30/2004      9,029                 9,640             9,661          10,210
  5/31/2004      9,180                 9,800             9,841          10,350
  6/30/2004      9,434                10,080             9,964          10,551
  7/31/2004      8,963                 9,570             9,401          10,202
  8/31/2004      8,954                 9,560             9,355          10,243
  9/30/2004      9,237                 9,870             9,444          10,353
 10/31/2004      9,444                10,090             9,591          10,512
 11/30/2004     10,038                10,720             9,921          10,937
 12/31/2004     10,312                11,022            10,310          11,309
  1/31/2005     10,111                10,809             9,966          11,033
  2/28/2005     10,408                11,124            10,072          11,265
  3/31/2005     10,255                10,972             9,889          11,066
  4/30/2005      9,939                10,627             9,700          10,855
  5/31/2005     10,284                10,992            10,170          11,200
  6/30/2005     10,437                11,165            10,132          11,216
  7/31/2005     10,944                11,713            10,627          11,633
  8/31/2005     10,839                11,601            10,490          11,528
  9/30/2005     11,039                11,814            10,539          11,621
 10/31/2005     10,714                11,469            10,436          11,427
 11/30/2005     11,135                11,926            10,886          11,859
 12/31/2005     11,226                12,026            10,853          11,864
  1/31/2006     11,872                12,723            11,044          12,178
  2/28/2006     11,721                12,562            11,026          12,211
  3/31/2006     11,912                12,766            11,189          12,362

--------------------------------------------------------------------------------
2 The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 1000(R) Growth Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000(R) Growth Index is more representative of the breadth of the Fund's holdings.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single Master Portfolio.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND Class A and Administrator Class shares for the life of the Fund with the Russell 1000(R) Growth Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND (the Fund) seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Peregrine Capital Management, Inc.

FUND MANAGERS                           FUND INCEPTION DATE
   John Dale, CFA                          12/31/1982
   Gary Nussbaum, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 5.67% 1 (excluding sales charges) for the six-month period that ended March 31, 2006, underperforming the Russell 1000
(R) Growth Index 2, which returned 6.16% and underperforming the S&P 500 Index 2, which returned 6.38% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND CLASS Z SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund underperformed its benchmark the Russell 1000 (R) Growth Index for the six-month period that ended March 31, 2006. The high-growth, high-quality segment of the market has been out of favor for an unprecedented six years. However, there have been increasing signs that investors are returning to growth stocks--a fact supported by improved performance of the Russell 1000 (R) Growth Index.

      Stock investors encountered a favorable market and economic backdrop during the past six months, with moderate growth in gross domestic product, low inflation, and low interest rates. Average corporate earnings growth remained well above average, which continued to help value-oriented sectors relative to their growth counterparts. With value sectors--such as energy, basic materials, and telecom services--demonstrating very strong short-term earnings growth, many stocks in these sectors again performed well during the past six months.

      In managing the Fund, we employ a pure growth investment style. Accordingly, we seek companies that we believe can sustain rapid growth over a long time horizon. During the six-month period, performance was helped by an eclectic group of holdings, including toolmaker Fastenal, financial services company Goldman Sachs, mobile telephone maker Nokia, Internet search leader Google, network communications gear manufacturer Cisco, and brokerage firm Charles Schwab. By contrast, computer retailer Dell, semiconductor giant Intel, biotechnology company Amgen, and education company Apollo Group all detracted from performance during the period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The portfolio's turnover has historically been low, averaging less than 20% per year. Turnover was light during the past six months as well, reflecting the strong fundamentals of the companies already owned by the Fund. We sold Fiserv, a business outsourcing company, in the first quarter of 2006. With the proceeds from this one sale, we purchased shares of Google after its stock price dipped to take advantage of the company's better long-term growth prospects.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that catalysts for a resurgence in large-capitalization growth stock performance continue to gain momentum. Earnings growth remains the key factor. The widening gap between the earnings growth of growth stocks and the S&P 500 Index has historically been a positive sign for the growth asset class. The fundamentals of the portfolio's holdings--including revenue, earnings, and cash flow growth--remain very strong.

      Stock valuations in nearly all asset classes continue to be compressed. Earnings gains for many growth companies have been very strong, even as the stock prices of many of them have gone nowhere--resulting in much lower price-to-earnings ratios. If valuations stop compressing, the portfolio's revenue, earnings, and cash flow growth may lead to long-term, share-price gains for the Fund's holdings. We remain optimistic that high-quality, large-capitalization growth stock investing may return to favor. Our confidence stems from the long-term fundamental improvement and positioning of the portfolio's companies.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                                              Including Sales Charge
                                                                      -------------------------------------
                                                                      6-Month*   1-Year   5-Year   10-Year
-----------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Class A (Incept.10/01/1998)             (0.40)     9.35    (0.94)      7.90
-----------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Class B (Incept.10/01/1998)              0.29     10.14    (0.85)      7.82
-----------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Class C (Incept.11/08/1999)              4.30     14.13    (0.42)      7.83
-----------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Class Z (Incept.04/11/2005)
-----------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Administrator Class (Incept.11/11/1994)
-----------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Institutional Class (Incept.06/30/2004)
-----------------------------------------------------------------------------------------------------------
   Benchmarks
-----------------------------------------------------------------------------------------------------------
      Russell 1000(R) Growth Index 2
-----------------------------------------------------------------------------------------------------------
      S&P 500 Index 3
-----------------------------------------------------------------------------------------------------------
                                                                              Excluding Sales Charge
                                                                      --------------------------------------
                                                                      6-Month*   1-Year   5-Year    10-Year
------------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Class A (Incept.10/01/1998)              5.67    16.02      0.24      8.54
-----------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Class B (Incept.10/01/1998)              5.29    15.14     (0.44)     7.82
-----------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Class C (Incept.11/08/1999)              5.30    15.13     (0.42)     7.83
-----------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Class Z (Incept.04/11/2005)              5.60    15.81      0.06      8.26
-----------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Administrator Class (Incept.11/11/1994)  5.81    16.30      0.48      8.72
-----------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Institutional Class (Incept.06/30/2004)  5.94    16.54      0.56      8.76
-----------------------------------------------------------------------------------------------------------
   Benchmarks
-----------------------------------------------------------------------------------------------------------
      Russell 1000(R) Growth Index 2                                    6.16    13.14      1.66      6.50
-----------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                   6.38    11.72      3.97      8.95
-----------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Beta**                                           1.30
-----------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)    23.00x
-----------------------------------------------------------------
   Price to Book Ratio                              4.54x
-----------------------------------------------------------------
   Median Market Cap. ($B)                       $ 50.40
-----------------------------------------------------------------
   Portfolio Turnover 6***                             3%
-----------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 1000(R) GROWTH INDEX IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A PIE CHART IN THE PRINTED MATERIAL.]

   Consumer Discretionary                             11%
   Consumer Staples                                    2%
   Financials                                         25%
   Health Care                                        14%
   Industrials                                         5%
   Information Technology                             43%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Goldman Sachs Group Incorporated                 8.95%
-----------------------------------------------------------------
   eBay Incorporated                                7.38%
-----------------------------------------------------------------
   Medtronic Incorporated                           6.37%
-----------------------------------------------------------------
   Microsoft Corporation                            6.37%
-----------------------------------------------------------------
   Charles Schwab Corporation                       4.49%
-----------------------------------------------------------------
   Cisco Systems Incorporated                       4.10%
-----------------------------------------------------------------
   American International Group Incorporated        3.90%
-----------------------------------------------------------------
   Paychex Incorporated                             3.88%
-----------------------------------------------------------------
   Genentech Incorporated                           3.85%
-----------------------------------------------------------------
   Franklin Resources Incorporated                  3.73%

GROWTH OF $10,000 INVESTMENT 7 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO
               ADVANTAGE         WELLS FARGO
             LARGE COMPANY     ADVANTAGE LARGE
               GROWTH -        COMPANY GROWTH -     RUSSELL 1000 (R)   S&P 500
   DATE         CLASS A      ADMINISTRATOR CLASS     GROWTH INDEX       INDEX
-----------  -------------   -------------------    ----------------   --------
  3/31/1996      9,425              10,000              10,000          10,000
  4/30/1996      9,812              10,410              10,263          10,147
  5/31/1996     10,123              10,741              10,621          10,408
  6/30/1996      9,988              10,597              10,636          10,447
  7/31/1996      9,433              10,008              10,013           9,986
  8/31/1996      9,534              10,115              10,271          10,196
  9/30/1996     10,420              11,055              11,019          10,769
 10/31/1996     10,337              10,968              11,085          11,067
 11/30/1996     10,994              11,665              11,917          11,902
 12/31/1996     10,853              11,515              11,684          11,666
  1/31/1997     11,723              12,438              12,503          12,396
  2/28/1997     11,458              12,157              12,418          12,492
  3/31/1997     10,645              11,294              11,746          11,980
  4/30/1997     11,477              12,177              12,526          12,694
  5/31/1997     12,343              13,096              13,430          13,466
  6/30/1997     12,994              13,786              13,968          14,069
  7/31/1997     14,193              15,058              15,202          15,188
  8/31/1997     13,410              14,228              14,313          14,337
  9/30/1997     14,344              15,219              15,017          15,121
 10/31/1997     13,803              14,645              14,462          14,616
 11/30/1997     14,227              15,095              15,076          15,293
 12/31/1997     14,472              15,355              15,245          15,556
  1/31/1998     14,852              15,758              15,701          15,727
  2/28/1998     16,030              17,007              16,882          16,861
  3/31/1998     16,443              17,445              17,555          17,724
  4/30/1998     16,872              17,901              17,797          17,905
  5/31/1998     16,328              17,324              17,292          17,597
  6/30/1998     17,816              18,903              18,350          18,312
  7/31/1998     17,853              18,942              18,229          18,118
  8/31/1998     14,873              15,780              15,493          15,500
  9/30/1998     16,271              17,263              16,683          16,493
 10/31/1998     17,464              18,530              18,024          17,834
 11/30/1998     19,122              20,295              19,396          18,915
 12/31/1998     21,415              22,726              21,145          20,004
  1/31/1999     23,160              24,585              22,386          20,840
  2/28/1999     22,185              23,551              21,363          20,192
  3/31/1999     23,561              25,015              22,489          21,000
  4/30/1999     23,659              25,126              22,518          21,813
  5/31/1999     22,834              24,248              21,827          21,298
  6/30/1999     24,842              26,390              23,355          22,480
  7/31/1999     23,628              25,108              22,612          21,778
  8/31/1999     23,687              25,170              22,981          21,670
  9/30/1999     22,782              24,216              22,498          21,076
 10/31/1999     24,748              26,305              24,197          22,410
 11/30/1999     25,652              27,272              25,504          22,865
 12/31/1999     28,472              30,273              28,156          24,212
  1/31/2000     27,740              29,505              26,835          22,997
  2/29/2000     28,259              30,059              28,148          22,562
  3/31/2000     31,586              33,605              30,163          24,769
  4/30/2000     30,363              32,305              28,727          24,023
  5/31/2000     28,340              30,159              27,279          23,531
  6/30/2000     30,520              32,487              29,347          24,112
  7/31/2000     30,617              32,592              28,123          23,736
  8/31/2000     32,451              34,551              30,669          25,210
  9/30/2000     30,186              32,146              27,767          23,879
 10/31/2000     30,170              32,132              26,454          23,778
 11/30/2000     27,616              29,418              22,555          21,905
 12/31/2000     27,386              29,178              21,842          22,012
  1/31/2001     27,818              29,643              23,351          22,793
  2/28/2001     23,598              25,147              19,386          20,717
  3/31/2001     21,121              22,517              17,277          19,405
  4/30/2001     23,386              24,935              19,462          20,911
  5/31/2001     23,170              24,714              19,176          21,051
  6/30/2001     22,518              24,023              18,731          20,540
  7/31/2001     22,115              23,594              18,263          20,339
  8/31/2001     20,111              21,462              16,769          19,067
  9/30/2001     18,156              19,375              15,096          17,529
 10/31/2001     18,995              20,278              15,888          17,863
 11/30/2001     21,219              22,659              17,415          19,234
 12/31/2001     21,423              22,880              17,382          19,403
  1/31/2002     21,288              22,738              17,075          19,120
  2/28/2002     19,867              21,222              16,366          18,751
  3/31/2002     20,751              22,176              16,932          19,456
  4/30/2002     19,129              20,444              15,550          18,277
  5/31/2002     18,547              19,822              15,174          18,143
  6/30/2002     17,329              18,523              13,770          16,851
  7/31/2002     15,630              16,712              13,013          15,539
  8/31/2002     15,813              16,910              13,052          15,640
  9/30/2002     14,062              15,040              11,698          13,941
 10/31/2002     15,663              16,754              12,771          15,167
 11/30/2002     16,734              17,905              13,465          16,058
 12/31/2002     15,373              16,450              12,535          15,116
  1/31/2003     14,819              15,860              12,231          14,721
  2/28/2003     14,681              15,717              12,175          14,500
  3/31/2003     14,868              15,929              12,401          14,640
  4/30/2003     16,204              17,353              13,318          15,846
  5/31/2003     16,970              18,177              13,983          16,679
  6/30/2003     17,166              18,389              14,176          16,893
  7/31/2003     18,050              19,338              14,528          17,190
  8/31/2003     18,392              19,711              14,890          17,525
  9/30/2003     17,907              19,191              14,730          17,340
 10/31/2003     18,991              20,361              15,558          18,319
 11/30/2003     18,909              20,278              15,720          18,481
 12/31/2003     19,443              20,854              16,264          19,449
  1/31/2004     19,651              21,079              16,596          19,807
  2/29/2004     19,630              21,066              16,702          20,082
  3/31/2004     19,366              20,785              16,392          19,779
  4/30/2004     19,044              20,444              16,201          19,468
  5/31/2004     19,333              20,757              16,503          19,735
  6/30/2004     19,329              20,757              16,710          20,118
  7/31/2004     18,123              19,467              15,765          19,452
  8/31/2004     18,107              19,453              15,687          19,530
  9/30/2004     18,315              19,684              15,836          19,741
 10/31/2004     18,665              20,061              16,083          20,043
 11/30/2004     19,447              20,909              16,636          20,855
 12/31/2004     20,025              21,533              17,289          21,564
  1/31/2005     18,913              20,342              16,712          21,037
  2/28/2005     18,946              20,384              16,890          21,479
  3/31/2005     18,429              19,830              16,582          21,099
  4/30/2005     17,985              19,355              16,267          20,698
  5/31/2005     19,198              20,670              17,054          21,356
  6/30/2005     19,243              20,721              16,991          21,386
  7/31/2005     20,604              22,188              17,821          22,182
  8/31/2005     20,278              21,842              17,592          21,980
  9/30/2005     20,233              21,796              17,673          22,158
 10/31/2005     20,469              22,054              17,501          21,788
 11/30/2005     21,573              23,254              18,255          22,612
 12/31/2005     21,120              22,767              18,199          22,621
  1/31/2006     21,091              22,743              18,519          23,220
  2/28/2006     21,128              22,785              18,490          23,283
  3/31/2006     21,381              23,062              18,763          23,571

--------------------------------------------------------------------------------
      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND was named the Wells Fargo Large Company Growth Fund. Performance shown for the Class A and Class B shares of the Fund for periods prior to November 8, 1999, reflects the performance shown for the applicable share class of the Norwest Advantage Large Company Growth Fund, its predecessor fund. Performance shown for the Class A shares for periods prior to October 1, 1998, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class A sales charges and expenses. Performance shown for the Class B shares for periods prior to October 1,1998, reflects the performance shown for the Administrator Class shares of the Fund adjusted to reflect Class B sales charges and expenses. Performance shown for the Class C shares for periods prior to November 8, 1999, reflects the performance shown for the Class B shares adjusted to reflect Class C sales charges and expenses. Prior to April 11, 2005, the Administrator Class was named the Institutional Class. Performance shown for the Administrator Class shares prior to November 8,1999 reflects the performance shown for the Institutional Class shares of Norwest Advantage Large Company Growth Fund, its predecessor fund. For periods prior to April 11, 2005, the Institutional Class was named the Select Class. Performance shown for the Institutional Class shares for periods prior to June 30, 2004, reflects the performance shown for the Administrator Class shares and of the Fund adjusted to reflect Institutional Class expenses. Performance shown for the Class Z shares for periods prior to April 11, 2005 reflects the performance shown for the Administrator Class shares of the Fund, and for periods prior to November 8, 1999 reflects the performance shown for the Institutional Class shares of Norwest Advantage Large Company Growth Fund, its predecessor fund.

2 The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 1000(R) Growth Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000(R) Growth Index is more representative of the breadth of the Fund's holdings.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single Master Portfolio.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND Class A and Administrator Class shares for the most recent ten years with the Russell 1000(R) Growth Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND (the Fund) seeks to provide long-term capital appreciation by investing in smaller domestic companies.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Peregrine Capital Management, Inc.

FUND MANAGERS                           FUND INCEPTION DATE
   Wiliam A. Grierson                      12/31/1982
   Daniel J. Hagen, CFA
   Robert B. Mersky, CFA
   James P. Ross, CFA
   Paul E. von Kuster, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 18.29% 1 (excluding sales charges) for the six-month period that ended March 31, 2006, outperforming the Russell 2000
(R) Growth Index 2, which returned 16.20% and outperforming the Russell 2000 (R) Index 3, which returned 15.23% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Good stock selection, rather than sector weighting differences, was the primary driver of the Fund's positive performance. Chaparral Steel, the number two domestic producer of structural steel, rose from $24 to nearly $65 on tremendous earnings acceleration. Integrated Device Technologies, the Fund's largest holding, gained 38% as the company began to generate significant synergies from their recently completed merger with Integrated Circuit Systems. Illumina, a company that is quickly becoming one of the leaders in tools that analyze genetic variation and function, appreciated more than 100%.

      In general, the Fund benefited from the change that began in the small-cap market in early 2005. We believe that the first quarter of 2005 marked the end of five years of underperformance for small-growth stocks. During those five years the Russell 2000 Value Index posted annualized returns of 15.4% per year, while the Russell 2000 Growth Index lost 6.6% per year. Since that time, these two groups of small stocks have returned to balance. The Fund's relative performance to its benchmark has shown steady improvement as investors have become increasingly focused on individual companies instead of sector or industry trends.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund is managed exclusively on a bottom-up basis, with purchase decisions made based on individual growth and valuation characteristics of candidate companies. During the period, we added Rackable Systems because of their long-term earnings growth prospects, which are driven by leadership in high-density server and storage products for large-scale data centers. RTI International Metals, a titanium producer, was also added on the strength of their earnings potential. Cardiome Pharma, a drug development company with market opportunity in a trial fibrillation was also purchased.

      Sales during the period were consistent with our disciplined process. Vista Print, a leading online supplier of high-quality graphic design services and customized printing was sold because it achieved its upside sell target price. Long-time holding, Cephalon, was sold after an unfavorable FDA panel vote on Sparlon for the treatment of ADHD. Despite this setback, the stock rose 37% in the six months that ended March 31, 2006. Allegheny Technologies was sold to make room for RTI International.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We have managed small growth portfolios using the same investment process for more than 30 years, giving us a rare perspective on market cycles. We believe that the market recently emerged from the post-bubble bust, and that we are in the beginning of a prolonged period for normal small cap markets where both growth and value stocks produce similar performance, and great companies in all sectors are rewarded. We will continue to seek investments in smaller domestic companies that have the potential to provide long-term capital appreciation.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGE COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND.

1 The Fund's Adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                               Including Sales Charge               Excluding Sales Charge
                                                        ------------------------------------  ----------------------------------
                                                        6-Month*   1-Year   5-Year   10-Year  6-Month*   1-Year  5-Year  10-Year
--------------------------------------------------------------------------------------------------------------------------------
   Small Company Growth Fund -Class A
   (Incept. date 01/30/2004)                             11.49     23.23     8.04     7.34      18.29    30.75    9.33    7.98
--------------------------------------------------------------------------------------------------------------------------------
   Small Company Growth Fund - Class B
   (Incept. date 01/30/2004)                             12.83     24.79     8.24     7.18      17.83    29.79    8.53    7.18
--------------------------------------------------------------------------------------------------------------------------------
   Small Company Growth Fund - Class C
   (Incept. date 01/30/2004)                             16.82     28.74     8.66     7.25      17.82    29.74    8.66    7.25
--------------------------------------------------------------------------------------------------------------------------------
   Small Company Growth Fund -
--------------------------------------------------------------------------------------------------------------------------------
   Administrator Class (Incept. date 11/11/1994)                                                18.44    31.08    9.60    8.25
--------------------------------------------------------------------------------------------------------------------------------
   Benchmarks
--------------------------------------------------------------------------------------------------------------------------------
      Russell 2000(R) Growth Index 2                                                            16.20    27.84    8.59    5.51
--------------------------------------------------------------------------------------------------------------------------------
      Russell 2000(R) Index 3                                                                   15.23    25.85   12.59   10.15
--------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Beta**                                           0.90
-----------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)    31.00x
-----------------------------------------------------------------
   Price to Book Ratio                              3.30x
-----------------------------------------------------------------
   Median Market Cap. ($B)                        $ 0.90
-----------------------------------------------------------------
   Portfolio Turnover 6***                            67%
-----------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2000(R) GROWTH INDEX IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A PIE CHART IN THE PRINTED MATERIAL.]

   Consumer Discretionary                             12%
   Consumer Staples                                    2%
   Energy                                              9%
   Financials                                          3%
   Health Care                                        23%
   Industrials                                        10%
   Information Technology                             36%
   Materials                                           5%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Integrated Device Technology Incorporated        1.82%
-----------------------------------------------------------------
   PMC-Sierra Incorporated                          1.44%
-----------------------------------------------------------------
   Capitalsource Incorporated                       1.41%
-----------------------------------------------------------------
   Petrohawk Energy Corporation                     1.37%
-----------------------------------------------------------------
   Parametric Technology Corporation                1.36%
-----------------------------------------------------------------
   Onyx Pharmaceuticals Incorporated                1.35%
-----------------------------------------------------------------
   Oxford Industries Incorporated                   1.34%
-----------------------------------------------------------------
   Dollar Tree Stores Incorporated                  1.33%
-----------------------------------------------------------------
   Esterline Technologies Corporation               1.31%
-----------------------------------------------------------------
   Quest Software Incorporated                      1.30%

GROWTH OF $10,000 INVESTMENT 7 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO       WELLS FARGO
               ADVANTAGE      ADVANTAGE SMALL
             SMALL COMPANY     COMPANY GROWTH
              GROWTH FUND   FUND - ADMINISTRATOR  RUSSELL 2000 (R)  RUSSELL (R)
   DATE        - CLASS A           CLASS           GROWTH INDEX     2000 INDEX
-----------  -------------  --------------------  ---------------   -----------
  3/31/1996       9,425            10,000             10,000           10,000
  4/30/1996      10,166            10,789             10,768           10,535
  5/31/1996      10,482            11,126             11,320           10,950
  6/30/1996       9,851            10,459             10,585           10,500
  7/31/1996       9,189             9,757              9,292            9,583
  8/31/1996       9,907            10,523              9,980           10,140
  9/30/1996      10,296            10,937             10,494           10,537
 10/31/1996      10,068            10,698             10,041           10,374
 11/30/1996      10,437            11,092             10,321           10,802
 12/31/1996      10,664            11,335             10,522           11,085
  1/31/1997      11,028            11,725             10,785           11,307
  2/28/1997      10,581            11,252             10,134           11,033
  3/31/1997      10,088            10,730              9,418           10,512
  4/30/1997      10,004            10,643              9,309           10,542
  5/31/1997      11,047            11,755             10,708           11,715
  6/30/1997      11,837            12,598             11,071           12,217
  7/31/1997      12,734            13,555             11,638           12,786
  8/31/1997      12,937            13,775             11,987           13,078
  9/30/1997      13,896            14,799             12,944           14,036
 10/31/1997      13,545            14,428             12,166           13,419
 11/30/1997      13,179            14,041             11,876           13,332
 12/31/1997      12,995            13,848             11,883           13,566
  1/31/1998      12,908            13,758             11,725           13,351
  2/28/1998      13,875            14,791             12,760           14,338
  3/31/1998      14,585            15,551             13,295           14,929
  4/30/1998      14,670            15,645             13,376           15,011
  5/31/1998      13,486            14,386             12,404           14,202
  6/30/1998      13,211            14,095             12,530           14,231
  7/31/1998      12,396            13,228             11,484           13,079
  8/31/1998       9,237             9,859              8,834           10,539
  9/30/1998       9,951            10,624              9,729           11,364
 10/31/1998      10,645            11,367             10,237           11,828
 11/30/1998      11,258            12,024             11,031           12,447
 12/31/1998      11,782            12,587             12,030           13,218
  1/31/1999      12,139            12,970             12,571           13,394
  2/28/1999      10,827            11,571             11,421           12,309
  3/31/1999      10,755            11,496             11,828           12,501
  4/30/1999      11,532            12,329             12,872           13,621
  5/31/1999      12,011            12,844             12,892           13,820
  6/30/1999      12,770            13,658             13,572           14,444
  7/31/1999      12,754            13,644             13,153           14,049
  8/31/1999      11,968            12,807             12,661           13,529
  9/30/1999      11,822            12,652             12,905           13,532
 10/31/1999      11,920            12,760             13,235           13,587
 11/30/1999      12,879            13,790             14,634           14,398
 12/31/1999      14,000            14,993             17,214           16,028
  1/31/2000      13,857            14,843             17,054           15,770
  2/29/2000      16,318            17,483             21,023           18,374
  3/31/2000      16,450            17,628             18,813           17,163
  4/30/2000      15,923            17,066             16,913           16,130
  5/31/2000      15,147            16,238             15,432           15,189
  6/30/2000      16,165            17,333             17,425           16,514
  7/31/2000      15,101            16,195             15,932           15,982
  8/31/2000      16,416            17,609             17,608           17,201
  9/30/2000      15,802            16,954             16,733           16,696
 10/31/2000      15,428            16,556             15,374           15,951
 11/30/2000      13,248            14,220             12,582           14,313
 12/31/2000      14,292            15,344             13,352           15,542
  1/31/2001      14,991            16,098             14,432           16,352
  2/28/2001      14,175            15,224             12,454           15,279
  3/31/2001      13,002            13,968             11,322           14,532
  4/30/2001      14,197            15,254             12,708           15,669
  5/31/2001      14,862            15,972             13,002           16,054
  6/30/2001      15,354            16,504             13,373           16,608
  7/31/2001      14,928            16,050             12,232           15,710
  8/31/2001      14,491            15,583             11,468           15,202
  9/30/2001      12,085            12,999              9,617           13,156
 10/31/2001      12,839            13,813             10,542           13,926
 11/30/2001      13,715            14,758             11,422           15,003
 12/31/2001      14,345            15,440             12,133           15,929
  1/31/2002      13,926            14,991             11,701           15,763
  2/28/2002      13,134            14,142             10,944           15,332
  3/31/2002      14,164            15,254             11,895           16,564
  4/30/2002      13,700            14,758             11,638           16,715
  5/31/2002      13,214            14,237             10,957           15,973
  6/30/2002      12,440            13,406             10,028           15,181
  7/31/2002      10,401            11,210              8,487           12,888
  8/31/2002      10,493            11,312              8,483           12,856
  9/30/2002       9,625            10,379              7,870           11,933
 10/31/2002       9,895            10,672              8,268           12,316
 11/30/2002      10,564            11,396              9,088           13,415
 12/31/2002      10,074            10,869              8,461           12,667
  1/31/2003       9,850            10,630              8,231           12,317
  2/28/2003       9,720            10,493              8,012           11,945
  3/31/2003       9,901            10,690              8,133           12,099
  4/30/2003      10,547            11,390              8,903           13,246
  5/31/2003      11,686            12,622              9,906           14,667
  6/30/2003      12,038            13,005             10,097           14,932
  7/31/2003      12,794            13,825             10,860           15,867
  8/31/2003      13,400            14,483             11,444           16,594
  9/30/2003      13,209            14,279             11,154           16,287
 10/31/2003      14,252            15,410             12,118           17,655
 11/30/2003      14,576            15,763             12,513           18,282
 12/31/2003      15,109            16,343             12,569           18,653
  1/31/2004      15,720            17,007             13,229           19,462
  2/29/2004      15,709            16,995             13,209           19,638
  3/31/2004      15,637            16,917             13,270           19,820
  4/30/2004      15,040            16,283             12,604           18,809
  5/31/2004      15,233            16,493             12,855           19,108
  6/30/2004      15,670            16,977             13,283           19,913
  7/31/2004      14,420            15,619             12,090           18,573
  8/31/2004      14,027            15,200             11,830           18,478
  9/30/2004      14,813            16,050             12,485           19,345
 10/31/2004      15,305            16,588             12,788           19,726
 11/30/2004      16,411            17,797             13,869           21,436
 12/31/2004      17,076            18,515             14,367           22,070
  1/31/2005      16,046            17,408             13,720           21,150
  2/28/2005      16,135            17,504             13,908           21,508
  3/31/2005      15,534            16,854             13,387           20,892
  4/30/2005      14,622            15,874             12,535           19,695
  5/31/2005      15,317            16,632             13,419           20,985
  6/30/2005      16,080            17,456             13,852           21,795
  7/31/2005      16,959            18,419             14,821           23,177
  8/31/2005      16,725            18,172             14,612           22,748
  9/30/2005      17,170            18,654             14,727           22,819
 10/31/2005      16,269            17,679             14,182           22,109
 11/30/2005      17,443            18,960             14,985           23,182
 12/31/2005      17,738            19,279             14,962           23,075
  1/31/2006      19,543            21,250             16,406           25,145
  2/28/2006      19,621            21,335             16,319           25,074
  3/31/2006      20,311            22,094             17,113           26,290

--------------------------------------------------------------------------------
      Performance shown for Class A, Class B and Class C shares of the Fund for periods prior to January 30, 2004, reflects the performance shown of the Administrator Class shares of the Fund adjusted to reflect applicable sales charges and expenses. Prior to April 11, 2005, the Administrator Class was named the Institutional Class.

2 The Russell 2000(R) Growth Index measures the performance shown of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 2000(R) Growth Index to replace the Russell 2000(R) Index as its benchmark index going forward because the Russell 2000(R) Growth Index is more representative of the breadth of the Fund's holdings.

3 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single Master Portfolio.

7 The chart compares the performance of the Wells Fargo Advantage Small Company Growth Fund Class A and Administrator Class shares for the most recent ten years with the Russell 2000(R) Growth Index and Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND (the Fund) seeks long-term capital appreciation. EFFECTIVE NOVEMBER 1, 2005, THIS FUND IS CLOSED TO NEW INVESTORS.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Peregrine Capital Management, Inc.

FUND MANAGERS                           FUND INCEPTION DATE
   Jason R. Ballsrud, CFA                  06/01/1997
   Tasso H. Coin, Jr., CFA
   Douglas G. Pugh, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 11.59% 1 (excluding sales charges) for the six-month period that ended March 31, 2006, underperforming the Russell 2000
(R) Index 2, which returned 15.23% and underperforming the Russell 2000 (R) Value Index 3 which returned 14.26% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund delivered strong absolute returns but was unable to keep pace with its benchmarks in a small-cap growth driven market. As 2005 came to an end, investors maintained a cautious outlook with several concerns weighing on the 2006 outlook. The markets reflected this by pushing gold prices to new highs, while keeping commodity costs elevated and edging up interest rates. Then as January 2006 closed, market fears abated with investors favoring aggressive growth. The result of this shift in sentiment drove the returns in January to nearly double digits for the small cap benchmarks. With a brief pause in early February, markets then regained momentum and never looked backed through the first quarter. As a result, the Russell 2000 Value's first quarter returns nearly tripled its entire return of 2005.

      Nevertheless, strong stock selection in technology stocks helped the Fund outperform in the fourth quarter of 2005, though the Fund was unable to keep pace with the technology sector as the market moved into the fast pace of first quarter 2006. Most of the Fund's relative underperformance was limited to the technology sector. The portfolio's average technology holding returned 0.75% versus the Russell 2000 Value average technology return of 22.3%.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Changes to the portfolio were consistent with our strict value process. Portfolio turnover was driven by selling those positions that received takeover offers or had achieved fair value due to price appreciation. There was only one position that was sold for fundamental deterioration. Over the past six months 19 new positions were added in several sectors. These additions had very strong value characteristics associated with them.

      We also sold some of the Fund's holdings. For example, high consumer demand for the next generation of cell phones prompted us to sell Multi-Fineline Electronics (MFLX) and OmniVision Technologies (OVTI) after they performed nicely in the 4th quarter of 2005 and had reached their fair value due to price appreciation. OmniVision is the leading supplier of camera-on-a-chip solutions that many of the new phones have built into their designs. OmniVision has successfully integrated its products into all of the major handset providers, significantly boosting its sales and earnings. Multi-Fineline specializes in flexible circuitry systems that are used in the very popular clamshell-folding cell phone designs. The Fund also saw a resurgence of takeover activity during the period. Three positions were offered favorable bids during the six-month period. These positions represented 3% of the portfolio's assets and received an average premium of 30% over their pre-takeover price.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe the large capitalization low quality stocks within the Russell 2000 Value technology sector are potential candidates for a sharp contraction in the coming months due to lack of quality and weak fundamentals. Our approach is to remain positioned in the strongest small value names we can identify and strictly avoid speculation--just as we have for over a decade. Our methodology is in place and we believe it will continue to support our investment strategy.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of March 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND.

1 The Fund's Adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolio in which it invests.

      Performance shown for the Class A, Class B, and Administrator Class shares of the Fund for periods prior to January 31, 2002, and Class C shares for periods prior to August 31, 2002, reflects the performance of the Small Company Value Master Portfolio, a Master portfolio in which the Fund invests, adjusted to reflect the appropriate fees and expenses. The Small Company Value Master Portfolio has a substantially identical investment objective and investment strategy as the Fund. For periods prior to April 11, 2005, the Administrator Class was named the Institutional Class.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)

                                                       Including Sales Charge                      Excluding Sales Charge
                                                ----------------------------------------   -----------------------------------------
                                                6-Month*  1-Year   5-Year   Life of Fund   6-Month*   1-Year   5-Year   Life of Fund
------------------------------------------------------------------------------------------------------------------------------------
   Small Company Value Fund -
   Class A (Incept. Date 01/31/2002)               5.17    16.09     16.10       13.44       11.59     23.17     17.48       14.20
------------------------------------------------------------------------------------------------------------------------------------
   Small Company Value Fund -
   Class B (Incept. Date 01/31/2002)               6.08    17.13     16.36       13.34       11.08     22.13     16.57       13.34
------------------------------------------------------------------------------------------------------------------------------------
   Small Company Value Fund -
   Class C (Incept. Date 08/30/2002)              10.09    21.22     16.58       13.34       11.09     22.22     16.58       13.34
------------------------------------------------------------------------------------------------------------------------------------
   Small Company Value Fund -
   Administrator Class (Incept. Date 01/31/2002)                                             11.68     23.42     17.71       14.41
------------------------------------------------------------------------------------------------------------------------------------
   Benchmarks
------------------------------------------------------------------------------------------------------------------------------------
      Russell 2000(R) Index 2                                                                15.23     25.85     12.59        9.59
------------------------------------------------------------------------------------------------------------------------------------
      Russell 2000(R) Value Index 3                                                          14.26     23.77     16.24       12.92
------------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   Beta**                                           0.93
-----------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)    17.00x
-----------------------------------------------------------------
   Price to Book Ratio                              1.90x
-----------------------------------------------------------------
   Median Market Cap. ($B)                        $ 0.94
-----------------------------------------------------------------
   Portfolio Turnover 6***                            58%
-----------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2000(R) VALUE INDEX IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A PIE CHART IN THE PRINTED MATERIAL.]

   Utilities                                           2%
   Consumer Discretionary                             21%
   Consumer Staples                                    2%
   Energy                                              3%
   Financials                                         27%
   Health Care                                         5%
   Industrials                                        17%
   Information Technology                             15%
   Materials                                           5%
   Telecommunication Services                          3%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF MARCH 31, 2006)
-----------------------------------------------------------------
   CKE Restaurants Incorporated                     2.09%
-----------------------------------------------------------------
   Armor Holdings Incorporated                      1.62%
-----------------------------------------------------------------
   Avocent Corporation                              1.50%
-----------------------------------------------------------------
   Strategic Hotels & Resorts Incorporated          1.41%
-----------------------------------------------------------------
   Perini Corporation                               1.40%
-----------------------------------------------------------------
   General Cable Corporation                        1.37%
-----------------------------------------------------------------
   Hutchinson Technology                            1.36%
-----------------------------------------------------------------
   Emulex Corporation                               1.36%
-----------------------------------------------------------------
   Performance Food Group Company                   1.34%
-----------------------------------------------------------------
   BioMed Realty Trust Incorporated                 1.34%

GROWTH OF $10,000 INVESTMENT 7 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO
               ADVANTAGE         WELLS FARGO
             SMALL COMPANY     ADVANTAGE SMALL
             VALUE FUND -    COMPANY VALUE FUND -   RUSSELL 2000    RUSSELL 2000
   DATE         CLASS A      ADMINISTRATOR CLASS   (R) VALUE INDEX   (R) INDEX
-----------  -------------   --------------------  ---------------  ------------
   6/1/1997        9,425            10,000           10,000             10,000
  6/30/1997       10,112            10,730           10,506             10,429
  7/31/1997       10,667            11,320           10,947             10,914
  8/31/1997       10,847            11,512           11,121             11,164
  9/30/1997       11,620            12,334           11,860             11,981
 10/31/1997       11,249            11,942           11,538             11,455
 11/30/1997       11,370            12,072           11,664             11,381
 12/31/1997       11,783            12,512           12,060             11,580
  1/31/1998       11,621            12,342           11,841             11,397
  2/28/1998       12,409            13,181           12,557             12,239
  3/31/1998       12,921            13,726           13,067             12,743
  4/30/1998       13,115            13,934           13,131             12,813
  5/31/1998       12,502            13,284           12,666             12,123
  6/30/1998       12,392            13,169           12,595             12,148
  7/31/1998       11,672            12,406           11,608             11,164
  8/31/1998        9,584            10,188            9,790              8,996
  9/30/1998        9,995            10,626           10,343              9,701
 10/31/1998       10,137            10,778           10,650             10,096
 11/30/1998       10,473            11,137           10,939             10,625
 12/31/1998       10,671            11,349           11,282             11,283
  1/31/1999       10,435            11,100           11,026             11,433
  2/28/1999        9,807            10,433           10,273             10,507
  3/31/1999        9,674            10,293           10,188             10,671
  4/30/1999       10,487            11,159           11,118             11,627
  5/31/1999       11,049            11,759           11,460             11,797
  6/30/1999       11,327            12,056           11,875             12,330
  7/31/1999       11,186            11,907           11,593             11,992
  8/31/1999       10,925            11,631           11,169             11,548
  9/30/1999       10,567            11,251           10,946             11,551
 10/31/1999       10,453            11,132           10,727             11,598
 11/30/1999       10,345            11,018           10,782             12,291
 12/31/1999       10,718            11,416           11,114             13,682
  1/31/2000        9,945            10,595           10,823             13,462
  2/29/2000        9,906            10,555           11,485             15,684
  3/31/2000       10,787            11,494           11,539             14,651
  4/30/2000       10,867            11,581           11,607             13,769
  5/31/2000       10,965            11,687           11,430             12,966
  6/30/2000       10,927            11,648           11,764             14,096
  7/31/2000       11,216            11,957           12,156             13,643
  8/31/2000       12,139            12,943           12,699             14,683
  9/30/2000       11,978            12,773           12,627             14,252
 10/31/2000       11,961            12,757           12,582             13,616
 11/30/2000       11,910            12,704           12,326             12,218
 12/31/2000       13,558            14,464           13,651             13,267
  1/31/2001       13,805            14,729           14,027             13,959
  2/28/2001       13,804            14,730           14,008             13,043
  3/31/2001       13,610            14,524           13,783             12,405
  4/30/2001       14,163            15,117           14,421             13,375
  5/31/2001       14,826            15,826           14,792             13,704
  6/30/2001       15,408            16,450           15,387             14,177
  7/31/2001       15,093            16,117           15,042             13,410
  8/31/2001       15,178            16,209           14,990             12,977
  9/30/2001       13,177            14,074           13,335             11,230
 10/31/2001       13,534            14,458           13,684             11,887
 11/30/2001       14,661            15,664           14,667             12,807
 12/31/2001       15,307            16,356           15,565             13,597
  1/31/2002       15,506            16,570           15,772             13,456
  2/28/2002       16,343            17,465           15,868             13,087
  3/31/2002       17,894            19,139           17,056             14,139
  4/30/2002       18,343            19,603           17,656             14,268
  5/31/2002       17,956            19,205           17,072             13,635
  6/30/2002       17,413            18,608           16,694             12,958
  7/31/2002       14,358            15,344           14,214             11,002
  8/31/2002       14,048            15,029           14,151             10,974
  9/30/2002       13,071            13,985           13,140             10,186
 10/31/2002       13,568            14,515           13,338             10,513
 11/30/2002       14,715            15,742           14,402             11,451
 12/31/2002       14,319            15,319           13,787             10,813
  1/31/2003       13,668            14,639           13,398             10,514
  2/28/2003       12,969            13,893           12,948             10,196
  3/31/2003       13,187            14,125           13,086             10,328
  4/30/2003       14,490            15,518           14,329             11,307
  5/31/2003       15,886            17,010           15,792             12,520
  6/30/2003       16,212            17,374           16,060             12,747
  7/31/2003       17,530            18,784           16,861             13,544
  8/31/2003       18,322            19,646           17,501             14,165
  9/30/2003       17,934            19,231           17,301             13,903
 10/31/2003       19,128            20,524           18,711             15,071
 11/30/2003       19,733            21,154           19,430             15,606
 12/31/2003       20,516            22,011           20,132             15,922
  1/31/2004       20,838            22,355           20,828             16,613
  2/29/2004       21,064            22,596           21,232             16,763
  3/31/2004       21,579            23,147           21,525             16,919
  4/30/2004       20,709            22,217           20,412             16,056
  5/31/2004       20,886            22,424           20,658             16,311
  6/30/2004       21,886            23,492           21,708             16,998
  7/31/2004       21,080            22,648           20,710             15,854
  8/31/2004       21,225            22,803           20,913             15,773
  9/30/2004       22,015            23,664           21,740             16,513
 10/31/2004       22,450            24,129           22,078             16,838
 11/30/2004       24,351            26,161           24,037             18,298
 12/31/2004       25,289            27,182           24,611             18,840
  1/31/2005       24,348            26,195           23,659             18,054
  2/28/2005       25,135            27,035           24,129             18,359
  3/31/2005       24,725            26,597           23,632             17,834
  4/30/2005       23,647            25,445           22,413             16,812
  5/31/2005       25,255            27,182           23,780             17,913
  6/30/2005       26,265            28,278           24,831             18,605
  7/31/2005       27,582            29,686           26,244             19,784
  8/31/2005       27,309            29,412           25,642             19,418
  9/30/2005       27,291            29,393           25,599             19,479
 10/31/2005       26,025            28,041           24,957             18,873
 11/30/2005       27,497            29,631           25,970             19,788
 12/31/2005       27,681            29,819           25,770             19,697
  1/31/2006       29,375            31,651           27,901             21,464
  2/28/2006       29,319            31,591           27,898             21,404
  3/31/2006       30,454            32,825           29,249             22,442

--------------------------------------------------------------------------------
2 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

3 The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 2000(R) Value Index to replace the Russell 2000(R) Index as its benchmark index going forward because the Russell 2000(R) Value Index is more representative of the breadth of the Fund's holdings.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single Master Portfolio.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND Class A and Administrator Class shares for the life of the Fund with the Russell 2000(R) Index and Russell 2000(R) Value Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS             FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Beginning           Ending
                                                         Account           Account          Expenses       Net Annual
                                                          Value             Value         Paid During       Expense
                                                        10/01/2005        03/31/2006       Period (1)        Ratio
   C & B Large Cap Value Fund
---------------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Class A
   Actual                                               $1,000.00         $1,009.60          $ 6.01           1.20%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,018.95          $ 6.04           1.20%
---------------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Class B
   Actual                                               $1,000.00         $1,018.00          $ 9.81           1.95%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,015.21          $ 9.80           1.95%
---------------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Class C
   Actual                                               $1,000.00         $1,058.00          $10.01           1.95%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,015.21          $ 9.80           1.95%
---------------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Class D
   Actual                                               $1,000.00         $1,071.60          $ 6.20           1.20%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,018.95          $ 6.04           1.20%
---------------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Administrator Class
   Actual                                               $1,000.00         $1,072.70          $ 4.91           0.95%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,020.19          $ 4.78           0.95%
---------------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Institutional Class
   Actual                                               $1,000.00         $1,074.40          $ 3.62           0.70%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,021.44          $ 3.53           0.70%

   Diversified Equity Fund
---------------------------------------------------------------------------------------------------------------------
   Diversified Equity Fund - Class A
   Actual                                               $1,000.00         $1,015.30          $ 6.28           1.25%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,018.70          $ 6.29           1.25%
---------------------------------------------------------------------------------------------------------------------
   Diversified Equity Fund - Class B
   Actual                                               $1,000.00         $1,023.10          $10.09           2.00%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,014.96          $10.05           2.00%
---------------------------------------------------------------------------------------------------------------------
   Diversified Equity Fund - Class C
   Actual                                               $1,000.00         $1,063.10          $10.59           2.00%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,014.96          $10.05           2.00%


FUND EXPENSES (UNAUDITED)             WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                        Beginning           Ending
                                                         Account           Account          Expenses       Net Annual
                                                          Value             Value         Paid During       Expense
                                                        10/01/2005        03/31/2006       Period (1)        Ratio

---------------------------------------------------------------------------------------------------------------------
   Diversified Equity Fund - Administrator Class
   Actual                                               $1,000.00         $1,078.40          $ 5.18           1.00%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,019.95          $ 5.04           1.00%

   Diversified Small Cap Fund
---------------------------------------------------------------------------------------------------------------------
   Diversified Small Cap Fund - Administrator Class
   Actual                                               $1,000.00         $1,142.20          $ 6.41           1.20%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,018.95          $ 6.04           1.20%

   Equity Income Fund
---------------------------------------------------------------------------------------------------------------------
   Equity Income Fund - Class A
   Actual                                               $1,000.00         $  974.80          $ 5.42           1.10%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,019.45          $ 5.54           1.10%
---------------------------------------------------------------------------------------------------------------------
   Equity Income Fund - Class B
   Actual                                               $1,000.00         $  980.30          $ 9.13           1.85%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,015.71          $ 9.30           1.85%
---------------------------------------------------------------------------------------------------------------------
   Equity Income Fund - Class C
   Actual                                               $1,000.00         $1,020.40          $ 9.32           1.85%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,015.71          $ 9.30           1.85%
---------------------------------------------------------------------------------------------------------------------
   Equity Income Fund - Administrator Class
   Actual                                               $1,000.00         $1,035.50          $ 4.31           0.85%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,020.69          $ 4.28           0.85%

   Equity Value Fund
---------------------------------------------------------------------------------------------------------------------
   Equity Value Fund - Class A
   Actual                                               $1,000.00         $1,000.50          $ 6.23           1.25%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,018.70          $ 6.29           1.25%
---------------------------------------------------------------------------------------------------------------------
   Equity Value Fund - Class B
   Actual                                               $1,000.00         $1,007.70          $10.01           2.00%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,014.96          $10.05           2.00%
---------------------------------------------------------------------------------------------------------------------
   Equity Value Fund - Class C
   Actual                                               $1,000.00         $1,047.00          $10.21           2.00%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,014.96          $10.05           2.00%
---------------------------------------------------------------------------------------------------------------------
   Equity Value Fund - Administrator Class
   Actual                                               $1,000.00         $1,062.00          $ 5.14           1.00%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,019.95          $ 5.04           1.00%

   Growth Equity Fund
---------------------------------------------------------------------------------------------------------------------
   Growth Equity Fund - Class A
   Actual                                               $1,000.00         $1,045.40          $ 7.65           1.50%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,017.45          $ 7.54           1.50%
---------------------------------------------------------------------------------------------------------------------
   Growth Equity Fund - Class B
   Actual                                               $1,000.00         $1,055.50          $11.53           2.25%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,013.71          $11.30           2.25%
---------------------------------------------------------------------------------------------------------------------
   Growth Equity Fund - Class C
   Actual                                               $1,000.00         $1,095.30          $11.75           2.25%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,013.71          $11.30           2.25%
---------------------------------------------------------------------------------------------------------------------
   Growth Equity Fund - Administrator Class
   Actual                                               $1,000.00         $1,110.50          $ 6.58           1.25%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,018.70          $ 6.29           1.25%

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS             FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

                                                        Beginning           Ending
                                                         Account           Account          Expenses       Net Annual
                                                          Value             Value         Paid During       Expense
                                                        10/01/2005        03/31/2006        Period(1)        Ratio
---------------------------------------------------------------------------------------------------------------------
   Growth Equity Fund - Institutional Class
   Actual                                               $1,000.00         $1,111.90          $ 5.53           1.05%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,019.70          $ 5.29           1.05%

   International Value Fund
---------------------------------------------------------------------------------------------------------------------
   International Value Fund - Class A
   Actual                                               $1,000.00         $1,066.00          $ 7.73           1.50%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,017.45          $ 7.54           1.50%
---------------------------------------------------------------------------------------------------------------------
   International Value Fund - Class B
   Actual                                               $1,000.00         $1,076.60          $11.65           2.25%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,013.71          $11.30           2.25%
---------------------------------------------------------------------------------------------------------------------
   International Value Fund - Class C
   Actual                                               $1,000.00         $1,116.60          $11.87           2.25%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,013.71          $11.30           2.25%
---------------------------------------------------------------------------------------------------------------------
   International Value Fund - Administrator Class
   Actual                                               $1,000.00         $1,131.20          $ 6.64           1.25%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,018.70          $ 6.29           1.25%

   Large Cap Appreciation Fund
---------------------------------------------------------------------------------------------------------------------
   Large Cap Appreciation Fund - Class A
   Actual                                               $1,000.00         $1,017.00          $ 6.29           1.25%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,018.70          $ 6.29           1.25%
---------------------------------------------------------------------------------------------------------------------
   Large Cap Appreciation Fund - Class B
   Actual                                               $1,000.00         $1,025.90          $10.10           2.00%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,014.96          $10.05           2.00%
---------------------------------------------------------------------------------------------------------------------
   Large Cap Appreciation Fund - Class C
   Actual                                               $1,000.00         $1,064.90          $10.30           2.00%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,014.96          $10.05           2.00%
---------------------------------------------------------------------------------------------------------------------
   Large Cap Appreciation Fund - Administrator Class
   Actual                                               $1,000.00         $1,080.60          $ 5.19           1.00%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,019.95          $ 5.04           1.00%

   Large Company Growth Fund
---------------------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Class A
   Actual                                               $1,000.00         $  996.00          $ 5.97           1.20%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,018.95          $ 6.04           1.20%
---------------------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Class B
   Actual                                               $1,000.00         $1,002.90          $ 9.74           1.95%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,015.21          $ 9.80           1.95%
---------------------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Class C
   Actual                                               $1,000.00         $1,043.00          $ 9.93           1.95%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,015.21          $ 9.80           1.95%
---------------------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Administrator Class
   Actual                                               $1,000.00         $1,058.10          $ 4.87           0.95%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,020.19          $ 4.78           0.95%
---------------------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Institutional Class
   Actual                                               $1,000.00         $1,059.40          $ 3.85           0.75%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,021.19          $ 3.78           0.75%

FUND EXPENSES (UNAUDITED)             WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                        Beginning           Ending
                                                         Account           Account          Expenses       Net Annual
                                                          Value             Value         Paid During       Expense
                                                        10/01/2005        03/31/2006        Period(1)        Ratio
---------------------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Class Z
   Actual (2)                                           $1,000.00         $1,056.00          $ 7.02           1.37%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,018.10          $ 6.89           1.37%

   Small Company Growth Fund
---------------------------------------------------------------------------------------------------------------------
   Small Company Growth Fund - Class A
   Actual                                               $1,000.00         $1,114.90          $ 7.65           1.45%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,017.70          $ 7.29           1.45%
---------------------------------------------------------------------------------------------------------------------
   Small Company Growth Fund - Class B
   Actual                                               $1,000.00         $1,128.30          $11.67           2.20%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,013.96          $11.05           2.20%
---------------------------------------------------------------------------------------------------------------------
   Small Company Growth Fund - Class C
   Actual                                               $1,000.00         $1,168.20          $11.89           2.20%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,013.96          $11.05           2.20%
---------------------------------------------------------------------------------------------------------------------
   Small Company Growth Fund - Administrator Class
   Actual                                               $1,000.00         $1,184.40          $ 6.54           1.20%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,018.95          $ 6.04           1.20%

   Small Company Value Fund
---------------------------------------------------------------------------------------------------------------------
   Small Company Value Fund - Class A
   Actual                                               $1,000.00         $1,051.70          $ 7.06           1.38%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,018.05          $ 6.94           1.38%
---------------------------------------------------------------------------------------------------------------------
   Small Company Value Fund - Class B
   Actual                                               $1,000.00         $1,060.80          $10.89           2.12%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,014.36          $10.65           2.12%
---------------------------------------------------------------------------------------------------------------------
   Small Company Value Fund - Class C
   Actual                                               $1,000.00         $1,100.90          $11.16           2.13%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,014.31          $10.70           2.13%
---------------------------------------------------------------------------------------------------------------------
   Small Company Value Fund - Administrator Class
   Actual                                               $1,000.00         $1,116.80          $ 6.33           1.20%
---------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $1,000.00         $1,018.05          $ 6.04           1.20%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period.)

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 99.97%
            N/A    WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE PORTFOLIO                                              $   544,044,855

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $520,190,400)                                                   544,044,855
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $520,190,400)                            99.97%                                                               $   544,044,855
OTHER ASSETS AND LIABILITIES, NET               0.03                                                                        181,501
                                              ------                                                                ---------------
TOTAL NET ASSETS                              100.00%                                                               $   544,226,356
                                              ======                                                                ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                      WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

   DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.05%
            N/A    WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE PORTFOLIO                                              $   116,454,675
            N/A    WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO                                                    69,261,653
            N/A    WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                                                        115,599,989
            N/A    WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                         116,262,745
            N/A    WELLS FARGO ADVANTAGE INDEX PORTFOLIO                                                                347,864,970
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO                                                    52,871,750
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                  53,483,479
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO                                                   53,006,051
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                                   52,880,235
            N/A    WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO                                                35,028,742
            N/A    WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                 243,694,387
            N/A    WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                       47,513,688
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                                  47,319,710
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                   23,680,907
            N/A    WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                             23,924,267

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $1,025,811,214)                                               1,398,847,248
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,025,811,214)                         100.05%                                                               $ 1,398,847,248
OTHER ASSETS AND LIABILITIES, NET              (0.05)                                                                      (745,927)
                                              ------                                                                ---------------
TOTAL NET ASSETS                              100.00%                                                               $ 1,398,101,321
                                              ======                                                                ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   DIVERSIFIED SMALL CAP FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.03%
            N/A    WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                  $   220,639,890
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                                 220,746,255
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                  110,011,955
            N/A    WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                            111,058,403

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $532,794,614)                                                   662,456,503
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $532,794,614)                           100.03%                                                               $   662,456,503
OTHER ASSETS AND LIABILITIES, NET              (0.03)                                                                      (190,204)
                                              ------                                                                ---------------
TOTAL NET ASSETS                              100.00%                                                               $   662,266,299
                                              ======                                                                ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                      WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

   EQUITY INCOME FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.07%
            N/A    WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                                                    $   799,771,392

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $911,814,969)                                                   799,771,392
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $911,814,969)                           100.07%                                                               $   799,771,392
OTHER ASSETS AND LIABILITIES, NET              (0.07)                                                                      (522,168)
                                              ------                                                                ---------------
TOTAL NET ASSETS                              100.00%                                                               $   799,249,224
                                              ======                                                                ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   EQUITY VALUE FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.03%
            N/A    WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                     $    74,478,270

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $68,339,811)                                                     74,478,270
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $68,339,811)                            100.03%                                                               $    74,478,270
OTHER ASSETS AND LIABILITIES, NET              (0.03)                                                                       (21,412)
                                              ------                                                                ---------------
TOTAL NET ASSETS                              100.00%                                                               $    74,456,858
                                              ======                                                                ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                      WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

   GROWTH EQUITY FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.01%
            N/A    WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO                                               $    29,817,588
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO                                                    46,136,693
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                  46,741,393
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO                                                   46,412,733
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                                   46,602,271
            N/A    WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                 179,235,501
            N/A    WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                       72,885,460
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                                  72,436,074
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                   36,201,992
            N/A    WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                             36,314,292

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $410,575,739)                                                   612,783,997
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $410,575,739)                           100.01%                                                               $   612,783,997
OTHER ASSETS AND LIABILITIES, NET              (0.01)                                                                       (65,680)
                                              ------                                                                ---------------
TOTAL NET ASSETS                              100.00%                                                               $   612,718,317
                                              ======                                                                ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 98.42%
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                              $     1,991,011

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $1,770,369)                                                       1,991,011
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,770,369)                              98.42%                                                               $     1,991,011
OTHER ASSETS AND LIABILITIES, NET               1.58                                                                         31,888
                                              ------                                                                ---------------
TOTAL NET ASSETS                              100.00%                                                               $     2,022,899
                                              ======                                                                ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                      WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 99.79%
            N/A    WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO                                           $    61,505,558

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $53,952,339)                                                     61,505,558
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $53,952,339)                             99.79%                                                               $    61,505,558
OTHER ASSETS AND LIABILITIES, NET               0.21                                                                        130,712
                                              ------                                                                ---------------
TOTAL NET ASSETS                              100.00%                                                               $    61,636,270
                                              ======                                                                ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.04%
            N/A    WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                             $ 2,642,706,368

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $2,192,202,924)                                               2,642,706,368
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $2,192,202,924)                         100.04%                                                               $ 2,642,706,368
OTHER ASSETS AND LIABILITIES, NET              (0.04)                                                                    (1,066,666)
                                              ------                                                                ---------------
TOTAL NET ASSETS                              100.00%                                                               $ 2,641,639,702
                                              ======                                                                ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                      WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 99.92%
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                             $   625,864,838

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $556,710,357)                                                   625,864,838
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $556,710,357)                            99.92%                                                               $   625,864,838
OTHER ASSETS AND LIABILITIES, NET               0.08                                                                        476,925
                                              ------                                                                ---------------
TOTAL NET ASSETS                              100.00%                                                               $   626,341,763
                                              ======                                                                ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 99.87%
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                              $   384,502,636

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $345,313,477)                                                   384,502,636
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $345,313,477)                            99.87%                                                               $   384,502,636
OTHER ASSETS AND LIABILITIES, NET               0.13                                                                        499,453
                                              ------                                                                ---------------
TOTAL NET ASSETS                              100.00%                                                               $   385,002,089
                                              ======                                                                ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS  STATEMENTS OF ASSETS AND LIABILITIES
                                                   -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                            C&B LARGE CAP        DIVERSIFIED        DIVERSIFIED
                                                                               VALUE FUND        EQUITY FUND     SMALL CAP FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ........................    $   544,044,855    $ 1,398,847,248    $   662,456,503
                                                                          ---------------    ---------------    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...................        544,044,855      1,398,847,248        662,456,503
                                                                          ---------------    ---------------    ---------------
  CASH ...............................................................             25,000             17,747             25,000
  RECEIVABLE FOR FUND SHARES ISSUED ..................................            456,503            157,943            114,214
  RECEIVABLES FOR DIVIDENDS AND INTEREST .............................                  0                  0                  0
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ..................             56,796                  0                  0
  PREPAID EXPENSES AND OTHER ASSETS ..................................                  0                 24                  0
                                                                          ---------------    ---------------    ---------------
TOTAL ASSETS .........................................................        544,583,154      1,399,022,962        662,595,717
                                                                          ---------------    ---------------    ---------------

LIABILITIES
  PAYABLE FOR FUND SHARES REDEEMED ...................................            171,264            328,553             23,893
  DIVIDENDS PAYABLE ..................................................              1,006                  0                  0
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ..............                  0            222,860            122,041
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ............            137,559            362,712            148,325
  ACCRUED EXPENSES AND OTHER LIABILITIES .............................             46,969              7,516             35,159
                                                                          ---------------    ---------------    ---------------
TOTAL LIABILITIES ....................................................            356,798            921,641            329,418
                                                                          ---------------    ---------------    ---------------
TOTAL NET ASSETS .....................................................    $   544,226,356    $ 1,398,101,321    $   662,266,299
                                                                          ===============    ===============    ===============

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ....................................................    $   509,790,682    $   970,096,303    $   489,988,588
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................          1,098,650          1,024,350           (312,238)
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............          9,482,569         53,944,634         42,928,060
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF
    INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF
    ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .........         23,854,455        373,036,034        129,661,889
                                                                          ---------------    ---------------    ---------------
TOTAL NET ASSETS .....................................................    $   544,226,356    $ 1,398,101,321    $   662,266,299
                                                                          ---------------    ---------------    ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ...............................................    $    52,720,950    $   121,142,419                N/A
  SHARES OUTSTANDING - CLASS A .......................................          5,849,544          3,037,584                N/A
  NET ASSET VALUE PER SHARE - CLASS A ................................    $          9.01    $         39.88                N/A
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ......................    $          9.56    $         42.31                N/A
  NET ASSETS - CLASS B ...............................................    $    25,104,513    $    59,533,854                N/A
  SHARES OUTSTANDING - CLASS B .......................................          2,802,770          1,558,053                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .............    $          8.96    $         38.21                N/A
  NET ASSETS - CLASS C ...............................................    $    14,567,647    $     7,048,055                N/A
  SHARES OUTSTANDING - CLASS C .......................................          1,626,492            181,613                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .............    $          8.96    $         38.81                N/A
  NET ASSETS - CLASS D ...............................................    $   158,826,983                N/A                N/A
  SHARES OUTSTANDING - CLASS D .......................................         17,625,139                N/A                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS D .............    $          9.01                N/A                N/A
  NET ASSETS - CLASS Z ...............................................                N/A                N/A                N/A
  SHARES OUTSTANDING - CLASS Z .......................................                N/A                N/A                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z .............                N/A                N/A                N/A
  NET ASSETS - ADMINISTRATOR CLASS ...................................    $   224,782,181    $ 1,210,376,993    $   662,266,299
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ...........................         24,913,787         30,317,738         42,288,591
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .    $          9.02    $         39.92    $         15.66
  NET ASSETS - INSTITUTIONAL CLASS ...................................    $    68,224,082                N/A                N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ...........................          7,537,828                N/A                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS .    $          9.05                N/A                N/A
                                                                          ---------------    ---------------    ---------------
INVESTMENTS AT COST ..................................................    $   520,190,400    $ 1,025,811,214    $   532,794,614
                                                                          ===============    ===============    ===============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.25 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                   EQUITY             EQUITY             GROWTH
                                                                              INCOME FUND         VALUE FUND        EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ........................    $   799,771,392    $    74,478,270    $   612,783,997
                                                                          ---------------    ---------------    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...................        799,771,392         74,478,270        612,783,997
                                                                          ---------------    ---------------    ---------------
  CASH ...............................................................                  0                  0             25,000
  RECEIVABLE FOR FUND SHARES ISSUED ..................................            295,942                218            134,297
  RECEIVABLES FOR DIVIDENDS AND INTEREST .............................                  0                  0                  0
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ..................             86,735             48,023                  0
  PREPAID EXPENSES AND OTHER ASSETS ..................................                  0                  2                 57
                                                                          ---------------    ---------------    ---------------
TOTAL ASSETS .........................................................        800,154,069         74,526,513        612,943,351
                                                                          ---------------    ---------------    ---------------

LIABILITIES
  PAYABLE FOR FUND SHARES REDEEMED ...................................            635,749             17,259             13,757
  DIVIDENDS PAYABLE ..................................................              2,527                  0                  0
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ..............                  0                  0             68,740
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ............            224,816             22,259            112,955
  ACCRUED EXPENSES AND OTHER LIABILITIES .............................             41,753             30,137             29,582
                                                                          ---------------    ---------------    ---------------
TOTAL LIABILITIES ....................................................            904,845             69,655            225,034
                                                                          ---------------    ---------------    ---------------
TOTAL NET ASSETS .....................................................    $   799,249,224    $    74,456,858    $   612,718,317
                                                                          ===============    ===============    ===============

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ....................................................    $   858,162,842    $    67,983,854    $   383,429,858
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................            326,863            140,505           (680,130)
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............         52,803,096            194,040         27,723,229
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF
    INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF
    ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .........       (112,043,577)         6,138,459        202,245,360
                                                                          ---------------    ---------------    ---------------
TOTAL NET ASSETS .....................................................    $   799,249,224    $    74,456,858    $   612,718,317
                                                                          ---------------    ---------------    ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ...............................................    $   173,106,997    $     4,273,443    $    25,311,107
  SHARES OUTSTANDING - CLASS A .......................................          5,747,101            293,574            865,689
  NET ASSET VALUE PER SHARE - CLASS A ................................    $         30.12    $         14.56    $         29.24
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ......................    $         31.96    $         15.45    $         31.02
  NET ASSETS - CLASS B ...............................................    $    49,193,226    $     2,417,275    $     8,367,440
  SHARES OUTSTANDING - CLASS B .......................................          1,632,671            167,346            318,324
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .............    $         30.13    $         14.44    $         26.29
  NET ASSETS - CLASS C ...............................................    $     5,500,141    $       392,997    $     1,105,742
  SHARES OUTSTANDING - CLASS C .......................................            174,947             27,220             40,215
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .............    $         31.44    $         14.44    $         27.50
  NET ASSETS - CLASS D ...............................................                N/A                N/A                N/A
  SHARES OUTSTANDING - CLASS D .......................................                N/A                N/A                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS D .............                N/A                N/A                N/A
  NET ASSETS - CLASS Z ...............................................                N/A                N/A                N/A
  SHARES OUTSTANDING - CLASS Z .......................................                N/A                N/A                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z .............                N/A                N/A                N/A
  NET ASSETS - ADMINISTRATOR CLASS ...................................    $   571,448,860    $    67,373,143    $   430,877,356
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ...........................         19,000,275          4,563,783         14,542,678
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .    $         30.08    $         14.76    $         29.63
  NET ASSETS - INSTITUTIONAL CLASS ...................................                N/A                N/A    $   147,056,672
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ...........................                N/A                N/A          4,963,802
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS .                N/A                N/A    $         29.63
                                                                          ---------------    ---------------    ---------------
INVESTMENTS AT COST ..................................................    $   911,814,969    $    68,339,811    $   410,575,739
                                                                          ===============    ===============    ===============

                                                                                                   LARGE CAP
                                                                            INTERNATIONAL       APPRECIATION      LARGE COMPANY
                                                                               VALUE FUND               FUND        GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ........................    $     1,991,011    $    61,505,558    $ 2,642,706,368
                                                                          ---------------    ---------------    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...................          1,991,011         61,505,558      2,642,706,368
                                                                          ---------------    ---------------    ---------------
  CASH ...............................................................             25,000             25,000             30,000
  RECEIVABLE FOR FUND SHARES ISSUED ..................................             13,818            135,055            770,602
  RECEIVABLES FOR DIVIDENDS AND INTEREST .............................                  0                  0              1,128
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ..................             30,639             17,294                  0
  PREPAID EXPENSES AND OTHER ASSETS ..................................                  0                  0            138,595
                                                                          ---------------    ---------------    ---------------
TOTAL ASSETS .........................................................          2,060,468         61,682,907      2,643,646,693
                                                                          ---------------    ---------------    ---------------

LIABILITIES
  PAYABLE FOR FUND SHARES REDEEMED ...................................                  0              2,500            977,683
  DIVIDENDS PAYABLE ..................................................                  0                  0                  0
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ..............                  0                  0            339,315
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ............              4,815             20,281            689,993
  ACCRUED EXPENSES AND OTHER LIABILITIES .............................             32,754             23,856                  0
                                                                          ---------------    ---------------    ---------------
TOTAL LIABILITIES ....................................................             37,569             46,637          2,006,991
                                                                          ---------------    ---------------    ---------------
TOTAL NET ASSETS .....................................................    $     2,022,899    $    61,636,270    $ 2,641,639,702
                                                                          ===============    ===============    ===============

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ....................................................    $     1,766,577    $    50,122,654    $ 2,630,029,514
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................             11,447            (15,140)        (9,444,721)
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............             24,233          3,975,537       (429,448,535)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF
    INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF
    ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ........             220,642          7,553,219        450,503,444
                                                                          ---------------    ---------------    ---------------
TOTAL NET ASSETS .....................................................    $     2,022,899    $    61,636,270    $ 2,641,639,702
                                                                          ---------------    ---------------    ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ...............................................    $     1,091,598    $    36,686,968    $   543,495,788
  SHARES OUTSTANDING - CLASS A .......................................             68,479          3,108,195         10,367,840
  NET ASSET VALUE PER SHARE - CLASS A ................................    $         15.94    $         11.80    $         52.42
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ......................    $         16.91    $         12.52    $         55.62
  NET ASSETS - CLASS B ...............................................    $       574,675    $     3,770,395    $   149,823,563
  SHARES OUTSTANDING - CLASS B .......................................             36,354            330,122          3,187,804
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .............    $         15.81    $         11.42    $         47.00
  NET ASSETS - CLASS C ...............................................    $        86,080    $       898,882    $    17,892,432
  SHARES OUTSTANDING - CLASS C .......................................              5,446             78,692            379,992
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .............    $         15.81    $         11.42    $         47.09
  NET ASSETS - CLASS D ...............................................                N/A                N/A                N/A
  SHARES OUTSTANDING - CLASS D .......................................                N/A                N/A                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS D .............                N/A                N/A                N/A
  NET ASSETS - CLASS Z ...............................................                N/A                N/A    $   121,366,230
  SHARES OUTSTANDING - CLASS Z .......................................                N/A                N/A          2,444,432
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z .............                N/A                N/A    $         49.65
  NET ASSETS - ADMINISTRATOR CLASS ...................................    $       270,546    $    20,280,025    $ 1,695,371,455
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ...........................             17,086          1,703,530         33,986,486
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .    $         15.83    $         11.90    $         49.88
  NET ASSETS - INSTITUTIONAL CLASS ...................................                N/A                N/A    $   113,690,234
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ...........................                N/A                N/A          2,277,220
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS .                N/A                N/A    $         49.93
                                                                          ---------------    ---------------    ---------------
INVESTMENTS AT COST ..................................................    $     1,770,369    $    53,952,339    $ 2,192,202,924
                                                                          ===============    ===============    ===============

                                                                            SMALL COMPANY      SMALL COMPANY
                                                                              GROWTH FUND         VALUE FUND
------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ........................    $   625,864,838    $   384,502,636
                                                                          ---------------    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...................        625,864,838        384,502,636
                                                                          ---------------    ---------------
  CASH ...............................................................             25,000             25,000
  RECEIVABLE FOR FUND SHARES ISSUED ..................................            607,197            630,964
  RECEIVABLES FOR DIVIDENDS AND INTEREST .............................                  0                  0
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ..................             22,460             27,368
  PREPAID EXPENSES AND OTHER ASSETS ..................................                  3                  0
                                                                          ---------------    ---------------
TOTAL ASSETS .........................................................        626,519,498        385,185,968
                                                                          ---------------    ---------------

LIABILITIES
  PAYABLE FOR FUND SHARES REDEEMED ...................................             10,070             43,678
  DIVIDENDS PAYABLE ..................................................                  0                  0
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ..............                  0                  0
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ............            142,403            102,088
  ACCRUED EXPENSES AND OTHER LIABILITIES .............................             25,262             38,113
                                                                          ---------------    ---------------
TOTAL LIABILITIES ....................................................            177,735            183,879
                                                                          ---------------    ---------------
TOTAL NET ASSETS .....................................................    $   626,341,763    $   385,002,089
                                                                          ===============    ===============

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ....................................................    $   506,566,210    $   327,311,312
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................         (2,787,707)           226,827
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............         53,408,779         18,274,791
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF
    INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF
    ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .........         69,154,481         39,189,159
                                                                          ---------------    ---------------
TOTAL NET ASSETS .....................................................    $   626,341,763    $   385,002,089
                                                                          ---------------    ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ...............................................    $     6,516,631    $    91,807,893
  SHARES OUTSTANDING - CLASS A .......................................            192,479          5,614,319
  NET ASSET VALUE PER SHARE - CLASS A ................................    $         33.86    $         16.35
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ......................    $         35.93    $         17.35
  NET ASSETS - CLASS B ...............................................    $       884,258    $    16,756,684
  SHARES OUTSTANDING - CLASS B .......................................             26,557          1,062,489
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .............    $         33.30    $         15.77
  NET ASSETS - CLASS C ...............................................    $       174,929    $     5,498,276
  SHARES OUTSTANDING - CLASS C .......................................              5,218            348,684
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .............    $         33.52    $         15.77
  NET ASSETS - CLASS D ...............................................                N/A                N/A
  SHARES OUTSTANDING - CLASS D .......................................                N/A                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS D .............                N/A                N/A
  NET ASSETS - CLASS Z ...............................................                N/A                N/A
  SHARES OUTSTANDING - CLASS Z .......................................                N/A                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z .............                N/A                N/A
  NET ASSETS - ADMINISTRATOR CLASS ...................................    $   618,765,945    $   270,939,236
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ...........................         18,162,824         16,436,094
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .    $         34.07    $         16.48
  NET ASSETS - INSTITUTIONAL CLASS ...................................                N/A                N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ...........................                N/A                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS .                N/A                N/A
                                                                          ---------------    ---------------
INVESTMENTS AT COST ..................................................    $   556,710,357    $   345,313,477
                                                                          ===============    ===============

                                                     STATEMENTS OF OPERATIONS --
                                                  FOR THE SIX MONTHS ENDED MARCH
WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                  31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                    DIVERSIFIED
                                                                            C&B LARGE CAP        DIVERSIFIED              SMALL
                                                                               VALUE FUND        EQUITY FUND           CAP FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS(1) ..........    $     5,593,442    $    11,285,483    $     3,338,848
   INTEREST ..........................................................                  0                  0                  0
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......                  0              2,994              3,640
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..............         (2,043,383)        (4,215,426)        (2,077,858)
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...............            289,342            357,968            203,715
                                                                          ---------------    ---------------    ---------------
TOTAL INVESTMENT INCOME ..............................................          3,839,401          7,431,019          1,468,345
                                                                          ---------------    ---------------    ---------------

EXPENSES
   ADVISORY FEES .....................................................                  0          1,712,452            750,515
   ADMINISTRATION FEES
      FUND LEVEL .....................................................            133,113            342,490            150,103
      CLASS A ........................................................             73,225            166,680                N/A
      CLASS B ........................................................             34,779             86,362                N/A
      CLASS C ........................................................             19,599              9,953                N/A
      CLASS D ........................................................            227,558                N/A                N/A
      CLASS Z ........................................................                N/A                N/A                N/A
      ADMINISTRATOR CLASS ............................................            107,166            591,054            300,206
      INSTITUTIONAL CLASS ............................................             25,773                N/A                N/A
   SHAREHOLDER SERVICING FEES ........................................            585,023          1,712,452            750,515
   ACCOUNTING FEES ...................................................             37,443             47,961             24,081
   DISTRIBUTION FEES (NOTE 3)
      CLASS B ........................................................             93,158            231,328                N/A
      CLASS C ........................................................             52,498             26,660                N/A
   PROFESSIONAL FEES .................................................              9,582             21,616             16,862
   REGISTRATION FEES .................................................             88,924             36,811             15,276
   SHAREHOLDER REPORTS ...............................................             72,186             52,181             63,766
   TRUSTEES' FEES ....................................................              3,774              3,780              3,774
   OTHER FEES AND EXPENSES ...........................................              6,048             14,887              7,072
                                                                          ---------------    ---------------    ---------------
TOTAL EXPENSES .......................................................          1,569,849          5,056,667          2,082,170
                                                                          ---------------    ---------------    ---------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................           (413,461)        (1,571,013)          (357,276)
   NET EXPENSES ......................................................          1,156,388          3,485,654          1,724,894
                                                                          ---------------    ---------------    ---------------
NET INVESTMENT INCOME (LOSS) .........................................          2,683,013          3,945,365           (256,549)
                                                                          ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...              5,281            254,608             28,722
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..........         11,099,481         62,414,857         43,390,978
   FORWARD FOREIGN CURRENCY CONTRACTS ALLOCATED FROM MASTER PORTFOLIOS                  0              2,941                  0
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .............                  0            472,760            460,048
                                                                          ---------------    ---------------    ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................         11,104,762         63,145,166         43,879,748
                                                                          ---------------    ---------------    ---------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..........         23,753,776         40,517,768         40,411,123
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM
   MASTER PORTFOLIOS .................................................                  0         (3,850,015)            89,181
                                                                          ---------------    ---------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..         23,753,776         36,667,753         40,500,304
                                                                          ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............         34,858,538         99,812,919         84,380,052
                                                                          ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......    $    37,541,551    $   103,758,284    $    84,123,503
                                                                          ===============    ===============    ===============

(1) NET OF FOREIGN WITHHOLDING TAXES OF ..............................    $        27,516    $       147,574    $         1,735

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS --
FOR THE SIX MONTHS ENDED MARCH
31, 2006 (UNAUDITED)                  WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                   EQUITY             EQUITY             GROWTH
                                                                              INCOME FUND         VALUE FUND        EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS(1) ..........    $    11,372,834    $       701,915    $     3,510,163
   INTEREST ..........................................................                  0                  0                  0
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......                  0                  0                  0
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..............         (3,294,714)          (281,578)        (2,239,762)
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...............            224,709              4,525            217,104
                                                                          ---------------    ---------------    ---------------
TOTAL INVESTMENT INCOME ..............................................          8,302,829            424,862          1,487,505
                                                                          ---------------    ---------------    ---------------

EXPENSES
   ADVISORY FEES .....................................................                  0                  0            718,624
   ADMINISTRATION FEES
      FUND LEVEL .....................................................            219,539             17,898            143,725
      CLASS A ........................................................            249,900              5,524             32,659
      CLASS B ........................................................             76,039              3,297             11,626
      CLASS C ........................................................              8,461                545              1,357
      CLASS D ........................................................                N/A                N/A                N/A
      CLASS Z ........................................................                N/A                N/A                N/A
      ADMINISTRATOR CLASS ............................................            319,650             32,451            202,798
      INSTITUTIONAL CLASS ............................................                N/A                N/A             54,681
   SHAREHOLDER SERVICING FEES ........................................          1,097,696             89,491            547,746
   ACCOUNTING FEES ...................................................             43,052             20,631             69,205
   DISTRIBUTION FEES (NOTE 3)
      CLASS B ........................................................            203,676              8,831             31,141
      CLASS C ........................................................             22,662              1,459              3,636
   PROFESSIONAL FEES .................................................             39,867              5,417             17,348
   REGISTRATION FEES .................................................             21,786             37,322             54,924
   SHAREHOLDER REPORTS ...............................................             41,547              9,894             31,647
   TRUSTEES' FEES ....................................................              3,776              3,775              3,775
   OTHER FEES AND EXPENSES ...........................................             18,099              3,761              5,563
                                                                          ---------------    ---------------    ---------------
TOTAL EXPENSES .......................................................          2,365,750            240,296          1,930,455
                                                                          ---------------    ---------------    ---------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................         (1,178,047)          (140,647)          (421,885)
   NET EXPENSES ......................................................          1,187,703             99,649          1,508,570
                                                                          ---------------    ---------------    ---------------
NET INVESTMENT INCOME (LOSS) .........................................          7,115,126            325,213            (21,065)
                                                                          ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...            169,800                110            128,268
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..........         60,321,327           (215,376)        34,396,726
   FORWARD FOREIGN CURRENCY CONTRACTS ALLOCATED FROM MASTER PORTFOLIOS                  0                  0              2,448
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .............                  0                  0            351,270
                                                                          ---------------    ---------------    ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................         60,491,127           (215,266)        34,878,712
                                                                          ---------------    ---------------    ---------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..........        (36,816,958)         4,300,838         26,211,301
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM
   MASTER PORTFOLIOS .................................................                  0                  0             98,523
                                                                          ---------------    ---------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..        (36,816,958)         4,300,838         26,309,824
                                                                          ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............         23,674,169          4,085,572         61,188,536
                                                                          ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......    $    30,789,295    $     4,410,785    $    61,167,471
                                                                          ===============    ===============    ===============

(1) NET OF FOREIGN WITHHOLDING TAXES OF ..............................    $        42,743    $         2,134    $       109,909

                                                                                                   LARGE CAP              LARGE
                                                                            INTERNATIONAL       APPRECIATION            COMPANY
                                                                               VALUE FUND               FUND        GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS(1) ..........    $        19,057    $       367,883    $    10,596,622
   INTEREST ..........................................................                  0                  0              6,780
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......                  0                  0                  0
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..............             (7,990)          (218,154)        (9,633,881)
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...............                191             17,259          1,202,792
                                                                          ---------------    ---------------    ---------------
TOTAL INVESTMENT INCOME ..............................................             11,258            166,988          2,172,313
                                                                          ---------------    ---------------    ---------------

EXPENSES
   ADVISORY FEES .....................................................                  0                  0                  0
   ADMINISTRATION FEES
      FUND LEVEL .....................................................                354             14,219            688,791
      CLASS A ........................................................              1,032             47,099            755,369
      CLASS B ........................................................                533              4,624            246,101
      CLASS C ........................................................                115              1,150             27,270
      CLASS D ........................................................                N/A                N/A                N/A
      CLASS Z ........................................................                N/A                N/A            280,576
      ADMINISTRATOR CLASS ............................................                109              9,556            890,265
      INSTITUTIONAL CLASS ............................................                N/A                N/A             46,047
   SHAREHOLDER SERVICING FEES ........................................              1,771             71,097          3,300,055
   ACCOUNTING FEES ...................................................             18,981             11,309             80,702
   DISTRIBUTION FEES (NOTE 3)
      CLASS B ........................................................              1,428             12,385            659,198
      CLASS C ........................................................                307              3,079             73,046
   PROFESSIONAL FEES .................................................              5,579              6,605             36,029
   REGISTRATION FEES .................................................             12,702              3,417             45,554
   SHAREHOLDER REPORTS ...............................................              2,063             12,937            164,560
   TRUSTEES' FEES ....................................................              3,805              3,814              4,052
   OTHER FEES AND EXPENSES ...........................................              2,444              3,971             21,381
                                                                          ---------------    ---------------    ---------------
TOTAL EXPENSES .......................................................             51,223            205,262          7,318,996
                                                                          ---------------    ---------------    ---------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................            (48,606)           (59,864)          (867,549)
   NET EXPENSES ......................................................              2,617            145,398          6,451,447
                                                                          ---------------    ---------------    ---------------
NET INVESTMENT INCOME (LOSS) .........................................              8,641             21,590         (4,279,134)
                                                                          ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...                  4                829            263,882
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..........             24,772          4,095,658         39,041,800
   FORWARD FOREIGN CURRENCY CONTRACTS ALLOCATED FROM MASTER PORTFOLIOS                  0                  0                  0
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .............                  0                  0                  0
                                                                          ---------------    ---------------    ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................             24,776          4,096,487         39,305,682
                                                                          ---------------    ---------------    ---------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..........            164,335            349,881        126,179,215
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM
   MASTER PORTFOLIOS .................................................              2,870                  0                  0
                                                                          ---------------    ---------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..            167,205            349,881        126,179,215
                                                                          ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............            191,981          4,446,368        165,484,897
                                                                          ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......    $       200,622    $     4,467,958    $   161,205,763
                                                                          ===============    ===============    ===============

(1) NET OF FOREIGN WITHHOLDING TAXES OF ..............................    $           820    $             0    $       295,107

                                                                                    SMALL              SMALL
                                                                                  COMPANY            COMPANY
                                                                              GROWTH FUND         VALUE FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS(1) ..........    $     1,906,004    $     2,204,164
   INTEREST ..........................................................              2,053                588
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......                  0                  0
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..............         (2,532,649)        (1,415,237)
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...............             11,401            253,592
                                                                          ---------------    ---------------
TOTAL INVESTMENT INCOME ..............................................           (613,191)         1,043,107
                                                                          ---------------    ---------------

EXPENSES
   ADVISORY FEES .....................................................                  0                  0
   ADMINISTRATION FEES
      FUND LEVEL .....................................................            139,323             76,680
      CLASS A ........................................................              4,451            114,390
      CLASS B ........................................................                930             22,414
      CLASS C ........................................................                190              7,273
      CLASS D ........................................................                N/A                N/A
      CLASS Z ........................................................                N/A                N/A
      ADMINISTRATOR CLASS ............................................            276,657            101,904
      INSTITUTIONAL CLASS ............................................                N/A                N/A
   SHAREHOLDER SERVICING FEES ........................................            696,617            383,398
   ACCOUNTING FEES ...................................................             32,044             17,180
   DISTRIBUTION FEES (NOTE 3)
      CLASS B ........................................................              2,491             60,036
      CLASS C ........................................................                510             19,481
   PROFESSIONAL FEES .................................................             18,924              8,769
   REGISTRATION FEES .................................................             26,855             66,788
   SHAREHOLDER REPORTS ...............................................             21,398             50,401
   TRUSTEES' FEES ....................................................              3,776              3,775
   OTHER FEES AND EXPENSES ...........................................              5,072              6,664
                                                                          ---------------    ---------------
TOTAL EXPENSES .......................................................          1,229,238            939,153
                                                                          ---------------    ---------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................           (400,353)          (120,448)
   NET EXPENSES ......................................................            828,885            818,705
                                                                          ---------------    ---------------
NET INVESTMENT INCOME (LOSS) .........................................         (1,442,076)           224,402
                                                                          ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...             53,399              2,786
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..........         45,648,373         19,543,981
   FORWARD FOREIGN CURRENCY CONTRACTS ALLOCATED FROM MASTER PORTFOLIOS                  0                  0
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .............                  0                  0
                                                                          ---------------    ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................         45,701,772         19,546,767
                                                                          ---------------    ---------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..........         52,874,819         18,369,593
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM
   MASTER PORTFOLIOS .................................................                  0                  0
                                                                          ---------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..         52,874,819         18,369,593
                                                                          ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............         98,576,591         37,916,360
                                                                          ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......    $    97,134,515    $    38,140,762
                                                                          ===============    ===============

(1) NET OF FOREIGN WITHHOLDING TAXES OF ..............................    $         3,740    $             0

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     C&B LARGE CAP VALUE FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................    $         517,037,985    $          95,377,137

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................                2,683,013                2,209,432
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................               11,104,762                9,203,272
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS               23,753,776               (3,825,316)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......               37,541,551                7,587,388
                                                                          ---------------------    ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ........................................................                 (268,713)                 (68,720)
      CLASS B ........................................................                        0                  (24,137)
      CLASS C ........................................................                        0                  (12,175)
      CLASS D ........................................................                 (824,165)                (256,921)
      ADMINISTRATOR CLASS ............................................               (1,530,614)                (156,717)
      INSTITUTIONAL CLASS ............................................                 (578,225)                (122,787)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ........................................................               (1,068,091)                (146,170)
      CLASS B ........................................................                 (507,201)                 (78,997)
      CLASS C ........................................................                 (284,881)                 (38,365)
      CLASS D ........................................................               (3,306,953)                (564,190)
      ADMINISTRATOR CLASS ............................................               (4,260,741)                (302,387)
      INSTITUTIONAL CLASS ............................................               (1,273,864)                (167,766)
                                                                          ---------------------    ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................              (13,903,448)              (1,939,332)
                                                                          ---------------------    ---------------------

CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ......................               14,257,055               49,206,070
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..................                1,251,407                  203,320
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ........................              (16,878,868)              (9,643,896)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A ..............................               (1,370,406)              39,765,494
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ......................                2,809,825               20,994,815
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..................                  493,230                   99,110
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) ........................               (3,653,747)              (2,802,975)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B ..............................                 (350,692)              18,290,950
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ......................                2,633,043               11,240,614
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..................                  279,904                   49,753
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ........................               (2,073,652)              (1,026,486)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C ..............................                  839,295               10,263,881
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS D ...............................               24,326,374              138,395,264
   REINVESTMENT OF DISTRIBUTIONS - CLASS D ...........................                4,057,175                  802,914
   COST OF SHARES REDEEMED - CLASS D .................................              (40,158,858)             (29,050,635)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS D ..............................              (11,775,309)             110,147,543
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........               69,599,380              344,818,510
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......                5,618,797                  446,400
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............              (61,111,075)            (160,543,540)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS ..................               14,107,102              184,721,370
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........                2,588,520               58,155,619
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......                1,709,892                  283,524
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............               (2,198,134)              (5,615,589)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS ..................                2,100,278               52,823,554
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................                3,550,268              416,012,792
                                                                          =====================    =====================
NET INCREASE (DECREASE) IN NET ASSETS ................................               27,188,371              421,660,848
                                                                          =====================    =====================
ENDING NET ASSETS ....................................................    $         544,226,356    $         517,037,985
                                                                          =====================    =====================

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS. SEE NOTE 1.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS   WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                     DIVERSIFIED EQUITY FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................    $       1,371,303,220    $       1,369,558,672

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................                3,945,365               12,272,184
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................               63,145,166              177,426,713
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS               36,667,753               (2,376,734)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......              103,758,284              187,322,163
                                                                          ---------------------    ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ........................................................                 (362,967)                (884,827)
      CLASS B ........................................................                        0                        0
      CLASS C ........................................................                        0                        0
      CLASS D ........................................................                      N/A                      N/A
      ADMINISTRATOR CLASS ............................................               (6,395,366)             (12,443,279)
      INSTITUTIONAL CLASS ............................................                      N/A                      N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ........................................................              (13,833,788)              (8,227,697)
      CLASS B ........................................................               (7,495,649)              (6,298,863)
      CLASS C ........................................................                 (855,277)                (588,149)
      CLASS D ........................................................                      N/A                      N/A
      ADMINISTRATOR CLASS ............................................             (136,966,613)             (91,862,272)
      INSTITUTIONAL CLASS ............................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................             (165,909,660)            (120,305,087)
                                                                          ---------------------    ---------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ......................               10,903,683               28,603,909
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..................               13,732,370                8,869,043
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ........................              (16,350,747)             (26,520,967)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A ..............................                8,285,306               10,951,985
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ......................                1,760,926                5,242,432
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..................                7,360,019                6,133,671
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) ........................              (11,677,410)             (31,411,245)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B ..............................               (2,556,465)             (20,035,142)
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ......................                  312,482                  704,584
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..................                  824,249                  566,003
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ........................                 (906,859)              (2,269,629)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C ..............................                  229,872                 (999,042)
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS D ...............................                      N/A                      N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS D ...........................                      N/A                      N/A
   COST OF SHARES REDEEMED - CLASS D .................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS D ..............................                      N/A                      N/A
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........            1,171,332,742              103,124,336
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......              138,664,282               99,029,018
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............           (1,227,006,260)            (257,343,683)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS ..................               82,990,764              (55,190,329)
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........                      N/A                      N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......                      N/A                      N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS ..................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................               88,949,477              (65,272,528)
                                                                          =====================    =====================
NET INCREASE (DECREASE) IN NET ASSETS ................................               26,798,101                1,744,548
                                                                          =====================    =====================
ENDING NET ASSETS ....................................................    $       1,398,101,321    $       1,371,303,220
                                                                          =====================    =====================

                                                                                    DIVERSIFIED SMALL CAP FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................    $         564,317,639    $         441,079,970

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................                 (256,549)                (875,738)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................               43,879,748               51,879,720
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS               40,500,304               38,525,182
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......               84,123,503               89,529,164
                                                                          ---------------------    ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ........................................................                      N/A                      N/A
      CLASS B ........................................................                      N/A                      N/A
      CLASS C ........................................................                      N/A                      N/A
      CLASS D ........................................................                      N/A                      N/A
      ADMINISTRATOR CLASS ............................................                        0                        0
      INSTITUTIONAL CLASS ............................................                      N/A                      N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ........................................................                      N/A                      N/A
      CLASS B ........................................................                      N/A                      N/A
      CLASS C ........................................................                      N/A                      N/A
      CLASS D ........................................................                      N/A                      N/A
      ADMINISTRATOR CLASS ............................................              (51,030,568)             (34,661,689)
      INSTITUTIONAL CLASS ............................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................              (51,030,568)             (34,661,689)
                                                                          ---------------------    ---------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ......................                      N/A                      N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..................                      N/A                      N/A
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ........................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A ..............................                      N/A                      N/A
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ......................                      N/A                      N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..................                      N/A                      N/A
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) ........................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B ..............................                      N/A                      N/A
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ......................                      N/A                      N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..................                      N/A                      N/A
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ........................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C ..............................                      N/A                      N/A
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS D ...............................                      N/A                      N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS D ...........................                      N/A                      N/A
   COST OF SHARES REDEEMED - CLASS D .................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS D ..............................                      N/A                      N/A
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........              152,783,857              245,460,828
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......               43,789,231               30,040,514
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............             (131,717,363)            (207,131,148)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS ..................               64,855,725               68,370,194
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........                      N/A                      N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......                      N/A                      N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS ..................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................               64,855,725               68,370,194
                                                                          =====================    =====================
NET INCREASE (DECREASE) IN NET ASSETS ................................               97,948,660              123,237,669
                                                                          =====================    =====================
ENDING NET ASSETS ....................................................    $         662,266,299    $         564,317,639
                                                                          =====================    =====================

                                                                                        EQUITY INCOME FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)    SEPTEMBER 30, 2005(1)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................    $       1,008,301,692    $       1,129,725,841

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................                7,115,126               17,826,661
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................               60,491,127              176,903,108
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS              (36,816,958)             (60,746,650)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......               30,789,295              133,983,119
                                                                          ---------------------    ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ........................................................               (1,383,638)              (2,791,117)
      CLASS B ........................................................                 (206,931)                (502,259)
      CLASS C ........................................................                  (20,705)                 (53,776)
      CLASS D ........................................................                      N/A                      N/A
      ADMINISTRATOR CLASS ............................................               (5,516,697)             (14,012,322)
      INSTITUTIONAL CLASS ............................................                      N/A                      N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ........................................................              (34,907,773)             (10,623,933)
      CLASS B ........................................................              (10,697,534)              (4,382,815)
      CLASS C ........................................................               (1,153,791)                (483,616)
      CLASS D ........................................................                      N/A                      N/A
      ADMINISTRATOR CLASS ............................................             (135,597,732)             (48,226,560)
      INSTITUTIONAL CLASS ............................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................             (189,484,801)             (81,076,398)
                                                                          ---------------------    ---------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ......................                9,710,207               31,106,416
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..................               34,342,254               12,685,325
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ........................              (26,232,330)             (54,657,500)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A ..............................               17,820,131              (10,865,759)
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ......................                  843,210                2,912,945
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..................               10,447,268                4,671,023
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) ........................              (12,403,038)             (31,540,098)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B ..............................               (1,112,560)             (23,956,130)
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ......................                  214,483                  722,585
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..................                1,079,772                  499,124
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ........................               (1,724,789)              (3,592,707)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C ..............................                 (430,534)              (2,370,998)
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS D ...............................                      N/A                      N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS D ...........................                      N/A                      N/A
   COST OF SHARES REDEEMED - CLASS D .................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS D ..............................                      N/A                      N/A
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........              214,450,703               68,183,780
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......               64,467,140               26,359,810
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............             (345,551,842)            (231,681,573)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS ..................              (66,633,999)            (137,137,983)
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........                      N/A                      N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......                      N/A                      N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS ..................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................              (50,356,962)            (174,330,870)
                                                                          =====================    =====================
NET INCREASE (DECREASE) IN NET ASSETS ................................             (209,052,468)            (121,424,149)
                                                                          =====================    =====================
ENDING NET ASSETS ....................................................    $         799,249,224    $       1,008,301,692
                                                                          =====================    =====================

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     C&B LARGE CAP VALUE FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................                1,638,315                5,710,877
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .                  143,185                   23,644
   SHARES REDEEMED - CLASS A (NOTE 1) ................................               (1,931,762)              (1,114,064)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............                 (150,262)               4,620,457
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................                  326,272                2,451,755
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .                   56,824                   11,563
   SHARES REDEEMED - CLASS B (NOTE 1) ................................                 (419,583)                (325,366)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............                  (36,487)               2,137,952
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................                  304,347                1,310,862
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .                   32,247                    5,804
   SHARES REDEEMED - CLASS C (NOTE 1) ................................                 (238,111)                (119,587)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............                   98,483                1,197,079
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS D .............................................                2,785,622               16,086,919
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D ..........                  464,209                   93,445
   SHARES REDEEMED - CLASS D .........................................               (4,591,834)              (3,355,209)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D ..............               (1,342,003)              12,825,155
                                                                          ---------------------    ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................                8,006,365               40,090,811
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - ADMINISTRATOR CLASS (NOTE 1) ..................................                  642,231                   51,886
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................               (7,027,951)             (18,665,878)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..                1,620,645               21,476,819
                                                                          ---------------------    ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................                  291,293                6,748,939
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - INSTITUTIONAL CLASS (NOTE 1) ..................................                  194,825                   32,921
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................                 (251,396)                (641,217)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..                  234,722                6,140,643
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................                  425,098               48,398,105
                                                                          =====================    =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........    $           1,098,650    $           1,617,354
                                                                          =====================    =====================

(1) SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (SEE NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS   WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                     DIVERSIFIED EQUITY FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................                  271,827                  707,625
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .                  355,665                  221,966
   SHARES REDEEMED - CLASS A (NOTE 1) ................................                 (409,398)                (657,268)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............                  218,094                  272,323
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................                   45,851                  134,932
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .                  199,081                  159,482
   SHARES REDEEMED - CLASS B (NOTE 1) ................................                 (302,689)                (804,830)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............                  (57,757)                (510,416)
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................                    8,031                   17,849
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .                   21,951                   14,517
   SHARES REDEEMED - CLASS C (NOTE 1) ................................                  (23,511)                 (56,963)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............                    6,471                  (24,597)
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS D .............................................                      N/A                      N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D ..........                      N/A                      N/A
   SHARES REDEEMED - CLASS D .........................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D ..............                      N/A                      N/A
                                                                          ---------------------    ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................               30,527,575                2,559,679
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - ADMINISTRATOR CLASS (NOTE 1) ..................................                3,583,101                2,474,470
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................              (31,920,154)              (6,392,089)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..                2,190,522               (1,357,940)
                                                                          ---------------------    ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................                      N/A                      N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - INSTITUTIONAL CLASS (NOTE 1) ..................................                      N/A                      N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................                2,357,330               (1,620,630)
                                                                          =====================    =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........    $           1,024,350    $           3,837,318
                                                                          =====================    =====================

                                                                                    DIVERSIFIED SMALL CAP FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................                      N/A                      N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .                      N/A                      N/A
   SHARES REDEEMED - CLASS A (NOTE 1) ................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............                      N/A                      N/A
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................                      N/A                      N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .                      N/A                      N/A
   SHARES REDEEMED - CLASS B (NOTE 1) ................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............                      N/A                      N/A
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................                      N/A                      N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .                      N/A                      N/A
   SHARES REDEEMED - CLASS C (NOTE 1) ................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............                      N/A                      N/A
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS D .............................................                      N/A                      N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D ..........                      N/A                      N/A
   SHARES REDEEMED - CLASS D .........................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D ..............                      N/A                      N/A
                                                                          ---------------------    ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................               10,408,520               17,394,522
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - ADMINISTRATOR CLASS (NOTE 1) ..................................                3,096,834                2,175,273
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................               (8,909,147)             (14,768,383)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..                4,596,207                4,801,412
                                                                          ---------------------    ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................                      N/A                      N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - INSTITUTIONAL CLASS (NOTE 1) ..................................                      N/A                      N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................                4,596,207                4,801,412
                                                                          =====================    =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........    $            (312,238)   $             (55,689)
                                                                          =====================    =====================

                                                                                        EQUITY INCOME FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)    SEPTEMBER 30, 2005(1)
------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................                  304,579                  880,518
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .                1,142,286                  364,612
   SHARES REDEEMED - CLASS A (NOTE 1) ................................                 (823,098)              (1,528,563)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............                  623,767                 (283,433)
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................                   26,487                   82,490
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .                  347,933                  134,705
   SHARES REDEEMED - CLASS B (NOTE 1) ................................                 (387,199)                (899,876)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............                  (12,779)                (682,681)
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................                    6,445                   19,842
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .                   34,479                   13,916
   SHARES REDEEMED - CLASS C (NOTE 1) ................................                  (51,017)                (103,757)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............                  (10,093)                 (69,999)
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS D .............................................                      N/A                      N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D ..........                      N/A                      N/A
   SHARES REDEEMED - CLASS D .........................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D ..............                      N/A                      N/A
                                                                          ---------------------    ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................                7,147,605                1,936,641
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - ADMINISTRATOR CLASS (NOTE 1) ..................................                2,146,324                  758,737
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................              (11,203,530)              (6,570,891)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..               (1,909,601)              (3,875,513)
                                                                          ---------------------    ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................                      N/A                      N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - INSTITUTIONAL CLASS (NOTE 1) ..................................                      N/A                      N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................               (1,308,706)              (4,911,626)
                                                                          =====================    =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........    $             326,863    $             339,708
                                                                          =====================    =====================

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        EQUITY VALUE FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS ...........................................    $          69,665,565    $           3,447,414

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................                  325,213                   48,515
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................                 (215,266)                 621,316
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS                4,300,838                1,671,177
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......                4,410,785                2,341,008
                                                                          ---------------------    ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ........................................................                  (21,560)                 (14,199)
      CLASS B ........................................................                        0                        0
      CLASS C ........................................................                        0                     (343)
      ADMINISTRATOR CLASS ............................................                 (200,582)                    (485)
      INSTITUTIONAL CLASS ............................................                      N/A                      N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ........................................................                   (8,112)                       0
      CLASS B ........................................................                   (5,083)                       0
      CLASS C ........................................................                     (783)                       0
      ADMINISTRATOR CLASS ............................................                 (133,040)                       0
      INSTITUTIONAL CLASS ............................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................                 (369,160)                 (15,027)
                                                                          ---------------------    ---------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ......................                  653,010                2,497,466
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..................                   29,209                   13,506
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ........................                 (416,894)                (859,349)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A ..............................                  265,325                1,651,623
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ......................                  367,612                1,119,000
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..................                    4,844                        0
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) ........................                 (330,900)                (332,202)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B ..............................                   41,556                  786,798
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ......................                   16,805                  140,852
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..................                      774                      271
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ........................                  (73,675)                 (76,376)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C ..............................                  (56,096)                  64,747
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........                8,280,410               62,167,706
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......                  321,545                       14
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............               (8,103,072)                (778,718)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS ..................                  498,883               61,389,002
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........                      N/A                      N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......                      N/A                      N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS ..................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................                  749,668               63,892,170
                                                                          =====================    =====================
NET INCREASE (DECREASE) IN NET ASSETS ................................                4,791,293               66,218,151
                                                                          =====================    =====================
ENDING NET ASSETS ....................................................    $          74,456,858    $          69,665,565
                                                                          =====================    =====================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS   WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                        GROWTH EQUITY FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS ...........................................    $         560,778,729    $         525,438,936

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................                  (21,065)               2,075,269
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................               34,878,712               95,358,400
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS               26,309,824               (9,191,355)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......               61,167,471               88,242,314
                                                                          ---------------------    ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ........................................................                   (4,096)                       0
      CLASS B ........................................................                        0                        0
      CLASS C ........................................................                        0                        0
      ADMINISTRATOR CLASS ............................................                 (897,737)                (599,922)
      INSTITUTIONAL CLASS ............................................                 (577,908)                       0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ........................................................               (3,374,982)              (1,105,103)
      CLASS B ........................................................               (1,305,682)                (643,047)
      CLASS C ........................................................                 (141,261)                 (52,253)
      ADMINISTRATOR CLASS ............................................              (57,971,069)             (26,827,315)
      INSTITUTIONAL CLASS ............................................              (19,564,840)                       0
                                                                          ---------------------    ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................              (83,837,575)             (29,227,640)
                                                                          ---------------------    ---------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ......................                3,023,557                5,751,097
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..................                3,322,262                1,095,308
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ........................               (2,868,414)              (5,040,982)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A ..............................                3,477,405                1,805,423
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ......................                  515,063                  987,772
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..................                1,279,429                  633,928
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) ........................               (1,757,349)              (5,478,510)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B ..............................                   37,143               (3,856,810)
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ......................                  397,006                  202,684
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..................                  131,944                   50,214
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ........................                 (230,235)                (594,093)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C ..............................                  298,715                 (341,195)
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........               46,019,734               58,238,932
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......               58,268,987               27,200,769
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............              (54,479,773)            (230,664,656)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS ..................               49,808,948             (145,224,955)
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........               16,873,456              127,064,241
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......               20,142,745                        0
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............              (16,028,720)              (3,121,585)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS ..................               20,987,481              123,942,656
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................               74,609,692              (23,674,881)
                                                                          =====================    =====================
NET INCREASE (DECREASE) IN NET ASSETS ................................               51,939,588               35,339,793
                                                                          =====================    =====================
ENDING NET ASSETS ....................................................    $         612,718,317    $         560,778,729
                                                                          =====================    =====================

                                                                                     INTERNATIONAL VALUE FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS ...........................................    $             943,105    $              22,873

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................                    8,641                    5,819
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................                   24,776                     (999)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS                  167,205                   51,513
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......                  200,622                   56,333
                                                                          ---------------------    ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ........................................................                      N/A                     (496)
      CLASS B ........................................................                        0                        0
      CLASS C ........................................................                        0                        0
      ADMINISTRATOR CLASS ............................................                   (1,528)                       0
      INSTITUTIONAL CLASS ............................................                      N/A                      N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ........................................................                   (2,123)                    (758)
      CLASS B ........................................................                   (1,183)                       0
      CLASS C ........................................................                     (273)                       0
      ADMINISTRATOR CLASS ............................................                     (639)                       0
      INSTITUTIONAL CLASS ............................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................                   (5,746)                  (1,254)
                                                                          ---------------------    ---------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ......................                  545,006                  441,910
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..................                    2,061                    1,254
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ........................                  (50,852)                  (1,980)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A ..............................                  496,215                  441,184
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ......................                  333,437                  178,196
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..................                    1,183                        0
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) ........................                     (188)                  (5,660)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B ..............................                  334,432                  172,536
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ......................                   30,639                   56,433
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..................                      273                        0
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ........................                  (14,886)                       0
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C ..............................                   16,026                   56,433
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........                   50,652                  195,000
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......                    2,169                        0
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............                  (14,576)                       0
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS ..................                   38,245                  195,000
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........                      N/A                      N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......                      N/A                      N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS ..................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................                  884,918                  865,153
                                                                          =====================    =====================
NET INCREASE (DECREASE) IN NET ASSETS ................................                1,079,794                  920,232
                                                                          =====================    =====================
ENDING NET ASSETS ....................................................    $           2,022,899    $             943,105
                                                                          =====================    =====================

                                                                                   LARGE CAP APPRECIATION FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS ...........................................    $          53,611,321    $          37,400,421

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................                   21,590                  148,173
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................                4,096,487                2,785,943
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS                  349,881                4,862,951
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......                4,467,958                7,797,067
                                                                          ---------------------    ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ........................................................                        0                  (83,495)
      CLASS B ........................................................                        0                        0
      CLASS C ........................................................                        0                        0
      ADMINISTRATOR CLASS ............................................                  (40,003)                 (59,487)
      INSTITUTIONAL CLASS ............................................                      N/A                      N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ........................................................               (1,752,260)                (254,198)
      CLASS B ........................................................                 (175,778)                 (19,836)
      CLASS C ........................................................                  (45,586)                  (7,690)
      ADMINISTRATOR CLASS ............................................                 (993,338)                (178,894)
      INSTITUTIONAL CLASS ............................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................               (3,006,965)                (603,600)
                                                                          ---------------------    ---------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ......................               12,860,698               26,406,584
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..................                1,748,120                  337,131
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ........................              (10,841,328)             (19,155,531)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A ..............................                3,767,490                7,588,184
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ......................                1,037,241                1,338,632
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..................                  172,259                   19,796
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) ........................                 (249,838)                (463,114)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B ..............................                  959,662                  895,314
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ......................                  262,899                  256,174
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..................                   43,760                    6,967
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ........................                 (192,069)                (273,648)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C ..............................                  114,590                  (10,507)
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........                3,304,656                4,709,342
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......                1,000,385                  238,381
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............               (2,582,827)              (4,403,281)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS ..................                1,722,214                  544,442
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........                      N/A                      N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......                      N/A                      N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS ..................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................                6,563,956                9,017,433
                                                                          =====================    =====================
NET INCREASE (DECREASE) IN NET ASSETS ................................                8,024,949               16,210,900
                                                                          =====================    =====================
ENDING NET ASSETS ....................................................    $          61,636,270    $          53,611,321
                                                                          =====================    =====================

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          EQUITY VALUE FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................                   46,556                  198,465
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .                    2,089                    1,080
   SHARES REDEEMED - CLASS A (NOTE 1) ................................                  (29,764)                 (68,138)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............                   18,881                  131,407
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................                   26,573                   89,463
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .                      348                        0
   SHARES REDEEMED - CLASS B (NOTE 1) ................................                  (23,586)                 (25,635)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............                    3,335                   63,828
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................                    1,208                   11,320
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .                       55                       22
   SHARES REDEEMED - CLASS C (NOTE 1) ................................                   (5,433)                  (5,824)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............                   (4,170)                   5,518
                                                                          ---------------------    ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................                  584,860                4,551,616
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - ADMINISTRATOR CLASS (NOTE 1) ..................................                   22,689                        1
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................                 (569,032)                 (58,118)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..                   38,517                4,493,499
                                                                          ---------------------    ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................                      N/A                      N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - INSTITUTIONAL CLASS (NOTE 1) ..................................                      N/A                      N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................                   56,563                4,694,252
                                                                          =====================    =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........    $             140,505    $              37,434
                                                                          =====================    =====================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS   WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                        GROWTH EQUITY FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................                  103,907                  198,445
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .                  120,679                   38,164
   SHARES REDEEMED - CLASS A (NOTE 1) ................................                  (98,173)                (174,070)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............                  126,413                   62,539
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................                   19,906                   37,035
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .                   51,590                   23,958
   SHARES REDEEMED - CLASS B (NOTE 1) ................................                  (65,347)                (204,328)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............                    6,149                 (143,335)
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................                   14,458                    7,466
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .                    5,087                    1,827
   SHARES REDEEMED - CLASS C (NOTE 1) ................................                   (8,120)                 (21,743)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............                   11,425                  (12,450)
                                                                          ---------------------    ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................                1,605,441                1,994,432
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - ADMINISTRATOR CLASS (NOTE 1) ..................................                2,085,802                  937,592
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................               (1,881,616)              (7,855,403)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..                1,809,627               (4,923,379)
                                                                          ---------------------    ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................                  575,676                4,318,047
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - INSTITUTIONAL CLASS (NOTE 1) ..................................                  720,379                        0
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................                 (547,551)                (102,749)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..                  748,504                4,215,298
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................                2,702,118                 (801,327)
                                                                          =====================    =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........    $            (680,130)   $             820,676
                                                                          =====================    =====================

                                                                                     INTERNATIONAL VALUE FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................                   36,826                   33,029
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .                      143                       98
   SHARES REDEEMED - CLASS A (NOTE 1) ................................                   (3,391)                    (141)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............                   33,578                   32,986
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................                   23,244                   13,444
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .                       83                        0
   SHARES REDEEMED - CLASS B (NOTE 1) ................................                      (13)                    (404)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............                   23,314                   13,040
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................                    2,221                    4,207
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .                       19                        0
   SHARES REDEEMED - CLASS C (NOTE 1) ................................                   (1,001)                       0
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............                    1,239                    4,207
                                                                          ---------------------    ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................                    3,375                   14,617
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - ADMINISTRATOR CLASS (NOTE 1) ..................................                      151                        0
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................                   (1,057)                       0
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..                    2,469                   14,617
                                                                          ---------------------    ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................                      N/A                      N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - INSTITUTIONAL CLASS (NOTE 1) ..................................                      N/A                      N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................                   60,600                   64,850
                                                                          =====================    =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........    $              11,447    $               4,334
                                                                          =====================    =====================

                                                                                   LARGE CAP APPRECIATION FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................                1,119,609                2,445,974
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .                  154,838                   31,500
   SHARES REDEEMED - CLASS A (NOTE 1) ................................                 (943,706)              (1,780,149)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............                  330,741                  697,325
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................                   93,332                  127,998
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .                   15,746                    1,894
   SHARES REDEEMED - CLASS B (NOTE 1) ................................                  (22,344)                 (44,073)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............                   86,734                   85,819
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................                   23,374                   24,144
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .                    3,996                      667
   SHARES REDEEMED - CLASS C (NOTE 1) ................................                  (17,355)                 (25,951)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............                   10,015                   (1,140)
                                                                          ---------------------    ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................                  287,088                  431,173
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - ADMINISTRATOR CLASS (NOTE 1) ..................................                   87,780                   22,128
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................                 (222,736)                (404,871)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..                  152,132                   48,430
                                                                          ---------------------    ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................                      N/A                      N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - INSTITUTIONAL CLASS (NOTE 1) ..................................                      N/A                      N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................                  579,622                  830,434
                                                                          =====================    =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........    $             (15,140)   $               3,273
                                                                          =====================    =====================

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    LARGE COMPANY GROWTH FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)    SEPTEMBER 30, 2005(1)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................    $       2,813,219,775    $       2,735,592,632

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................               (4,279,134)               8,099,020
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................               39,305,682               70,075,916
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS              126,179,215              230,403,507
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......              161,205,763              308,578,443
                                                                          ---------------------    ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ........................................................                 (703,209)                       0
      CLASS B ........................................................                        0                        0
      CLASS C ........................................................                        0                        0
      CLASS Z ........................................................                 (338,346)                       0
      ADMINISTRATOR CLASS ............................................               (3,712,000)              (3,294,215)
      INSTITUTIONAL CLASS ............................................                 (346,417)                (195,867)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ........................................................                        0                        0
      CLASS B ........................................................                        0                        0
      CLASS C ........................................................                        0                        0
      CLASS Z ........................................................                        0                        0
      ADMINISTRATOR CLASS ............................................                        0                        0
      INSTITUTIONAL CLASS ............................................                        0                        0
                                                                          ---------------------    ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................               (5,099,972)              (3,490,082)
                                                                          ---------------------    ---------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ......................              105,006,729              251,026,859
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..................                  664,814                        0
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ........................             (115,457,305)            (221,718,382)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A ..............................               (9,785,762)              29,308,477
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ......................                2,371,163               30,960,310
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..................                        0                        0
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) ........................              (49,876,385)             (61,985,872)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B ..............................              (47,505,222)             (31,025,562)
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ......................                  520,869                1,341,371
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..................                        0                        0
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ........................               (4,880,173)             (14,529,875)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C ..............................               (4,359,304)             (13,188,504)
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) ......................                3,977,647              136,964,011
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ..................                  335,751                        0
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) ........................              (14,105,088)             (18,434,303)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS Z ..............................               (9,791,690)             118,529,708
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........            1,420,147,905              688,872,467
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......                3,157,826                2,634,629
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............           (1,682,868,068)          (1,069,774,244)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS ..................             (259,562,337)            (378,267,148)
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........               29,156,771               78,280,082
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......                  221,464                  195,867
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............              (26,059,784)             (31,294,138)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS ..................                3,318,451               47,181,811
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................             (327,685,864)            (227,461,218)
                                                                          =====================    =====================
NET INCREASE (DECREASE) IN NET ASSETS ................................             (171,580,073)              77,627,143
                                                                          =====================    =====================
ENDING NET ASSETS ....................................................    $       2,641,639,702    $       2,813,219,775
                                                                          =====================    =====================

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS. SEE NOTE 1.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS   WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                    SMALL COMPANY GROWTH FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................    $         526,138,301    $         487,289,383

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................               (1,442,076)              (3,796,923)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................               45,701,772               58,289,414
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS               52,874,819               19,099,512
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......               97,134,515               73,592,003
                                                                          ---------------------    ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ........................................................                        0                        0
      CLASS B ........................................................                        0                        0
      CLASS C ........................................................                        0                        0
      CLASS Z ........................................................                      N/A                      N/A
      ADMINISTRATOR CLASS ............................................                        0                        0
      INSTITUTIONAL CLASS ............................................                      N/A                      N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ........................................................                 (188,199)                  (6,766)
      CLASS B ........................................................                  (43,570)                  (1,420)
      CLASS C ........................................................                   (9,399)                    (277)
      CLASS Z ........................................................                      N/A                      N/A
      ADMINISTRATOR CLASS ............................................              (39,157,391)              (3,114,794)
      INSTITUTIONAL CLASS ............................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................              (39,398,559)              (3,123,257)
                                                                          ---------------------    ---------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ......................                4,202,282                2,475,828
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..................                  187,482                    6,736
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ........................                 (561,975)              (1,217,587)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A ..............................                3,827,789                1,264,977
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ......................                  258,382                  424,610
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..................                   43,432                    1,369
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) ........................                  (45,305)                 (53,884)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B ..............................                  256,509                  372,095
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ......................                  108,818                   57,580
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..................                   10,715                      277
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ........................                  (36,670)                 (17,326)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C ..............................                   82,863                   40,531
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) ......................                      N/A                      N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ..................                      N/A                      N/A
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) ........................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS Z ..............................                      N/A                      N/A
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........               74,871,474              126,079,673
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......               38,367,975                3,041,362
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............              (74,939,104)            (162,418,466)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS ..................               38,300,345              (33,297,431)
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........                      N/A                      N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......                      N/A                      N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS ..................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................               42,467,506              (31,619,828)
                                                                          =====================    =====================
NET INCREASE (DECREASE) IN NET ASSETS ................................              100,203,462               38,848,918
                                                                          =====================    =====================
ENDING NET ASSETS ....................................................    $         626,431,763    $         526,138,301
                                                                          =====================    =====================

                                                                                     SMALL COMPANY VALUE FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................    $         233,665,412    $         105,204,995

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................                  224,402                  248,318
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................               19,546,767               21,559,818
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS               18,369,593               10,276,212
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......               38,140,762               32,084,348
                                                                          ---------------------    ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ........................................................                  (41,980)                       0
      CLASS B ........................................................                        0                        0
      CLASS C ........................................................                        0                        0
      CLASS Z ........................................................                      N/A                      N/A
      ADMINISTRATOR CLASS ............................................                 (404,456)                       0
      INSTITUTIONAL CLASS ............................................                      N/A                      N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ........................................................               (6,595,774)              (2,264,229)
      CLASS B ........................................................               (1,347,107)                (780,300)
      CLASS C ........................................................                 (438,280)                (187,151)
      CLASS Z ........................................................                      N/A                      N/A
      ADMINISTRATOR CLASS ............................................              (14,544,288)              (4,617,320)
      INSTITUTIONAL CLASS ............................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................              (23,371,885)              (7,849,000)
                                                                          ---------------------    ---------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ......................               47,779,495               68,957,691
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..................                6,419,529                2,197,603
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ........................              (38,017,624)             (36,978,295)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A ..............................               16,181,400               34,176,999
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ......................                  894,433                3,979,807
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..................                1,296,407                  760,439
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) ........................               (1,613,604)              (2,487,786)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B ..............................                  577,236                2,252,460
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ......................                  805,693                2,356,418
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..................                  396,729                  176,872
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ........................                 (687,441)                (968,625)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C ..............................                  514,981                1,564,665
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) ......................                      N/A                      N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ..................                      N/A                      N/A
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) ........................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS Z ..............................                      N/A                      N/A
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........              235,798,974              190,137,571
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......               14,408,819                4,411,297
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............             (130,913,610)            (128,317,923)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS ..................              119,294,183               66,230,945
                                                                          ---------------------    ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........                      N/A                      N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......                      N/A                      N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS ..................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................              136,567,800              104,225,069
                                                                          =====================    =====================
NET INCREASE (DECREASE) IN NET ASSETS ................................              151,336,677              128,460,417
                                                                          =====================    =====================
ENDING NET ASSETS ....................................................    $         385,002,089    $         233,665,412
                                                                          =====================    =====================

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    LARGE COMPANY GROWTH FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)    SEPTEMBER 30, 2005(1)
------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................                2,024,723                5,154,538
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .                   12,644                        0
   SHARES REDEEMED - CLASS A (NOTE 1) ................................               (2,226,477)              (4,705,233)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............                 (189,110)                 449,305
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................                   50,982                  243,643
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .                        0                        0
   SHARES REDEEMED - CLASS B (NOTE 1) ................................               (1,072,533)              (1,453,267)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............               (1,021,551)              (1,209,624)
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................                   11,167                   31,638
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .                        0                        0
   SHARES REDEEMED - CLASS C (NOTE 1) ................................                 (105,476)                (340,189)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............                  (94,309)                (308,551)
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS Z (NOTE 1) ....................................                   80,980                3,053,202
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) .                    6,737                        0
   SHARES REDEEMED - CLASS Z (NOTE 1) ................................                 (287,228)                (409,260)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..............                 (199,511)               2,643,942
                                                                          ---------------------    ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................               28,534,723               15,282,753
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - ADMINISTRATOR CLASS (NOTE 1) ..................................                   63,157                   57,575
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................              (33,786,635)             (22,399,747)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..               (5,188,755)              (7,059,419)
                                                                          ---------------------    ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................                  588,218                1,675,050
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - INSTITUTIONAL CLASS (NOTE 1) ..................................                    4,428                    4,284
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................                 (525,277)                (706,406)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..                   67,369                  972,928
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................               (6,625,867)              (4,511,419)
                                                                          =====================    =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........    $          (9,444,721)   $             (65,615)
                                                                          =====================    =====================

(1) SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (SEE NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS   WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                    SMALL COMPANY GROWTH FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................                  129,444                   85,615
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .                    6,330                      228
   SHARES REDEEMED - CLASS A (NOTE 1) ................................                  (18,372)                 (41,855)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............                  117,402                   43,988
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................                    8,323                   14,672
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .                    1,487                       47
   SHARES REDEEMED - CLASS B (NOTE 1) ................................                   (1,422)                  (1,958)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............                    8,388                   12,761
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................                    3,578                    2,038
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .                      318                        9
   SHARES REDEEMED - CLASS C (NOTE 1) ................................                   (1,182)                    (572)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............                    2,714                    1,475
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS Z (NOTE 1) ....................................                      N/A                      N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) .                      N/A                      N/A
   SHARES REDEEMED - CLASS Z (NOTE 1) ................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..............                      N/A                      N/A
                                                                          ---------------------    ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................                2,376,811                4,348,066
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - ADMINISTRATOR CLASS (NOTE 1) ..................................                1,288,381                  102,575
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................               (2,372,978)              (5,701,519)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..                1,292,214               (1,250,878)
                                                                          ---------------------    ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................                      N/A                      N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - INSTITUTIONAL CLASS (NOTE 1) ..................................                      N/A                      N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................                1,420,718               (1,192,654)
                                                                          =====================    =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........    $          (2,787,707)   $          (1,345,631)
                                                                          =====================    =====================

                                                                                     SMALL COMPANY VALUE FUND
                                                                          ----------------------------------------------
                                                                                        FOR THE
                                                                               SIX MONTHS ENDED                  FOR THE
                                                                                 MARCH 31, 2006               YEAR ENDED
                                                                                    (UNAUDITED)       SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................                3,078,349                4,587,328
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .                  425,172                  153,894
   SHARES REDEEMED - CLASS A (NOTE 1) ................................               (2,444,720)              (2,459,598)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............                1,058,801                2,281,624
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................                   59,762                  273,493
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .                   88,856                   54,584
   SHARES REDEEMED - CLASS B (NOTE 1) ................................                 (106,846)                (172,357)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............                   41,772                  155,720
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................                   53,786                  160,380
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .                   27,211                   12,697
   SHARES REDEEMED - CLASS C (NOTE 1) ................................                  (45,497)                 (66,897)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............                   35,500                  106,180
                                                                          ---------------------    ---------------------
   SHARES SOLD - CLASS Z (NOTE 1) ....................................                      N/A                      N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) .                      N/A                      N/A
   SHARES REDEEMED - CLASS Z (NOTE 1) ................................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..............                      N/A                      N/A
                                                                          ---------------------    ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................               15,119,094               12,490,658
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - ADMINISTRATOR CLASS (NOTE 1) ..................................                  945,869                  307,193
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................               (8,354,898)              (8,425,050)
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..                7,710,065                4,372,801
                                                                          ---------------------    ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................                      N/A                      N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS
     - INSTITUTIONAL CLASS (NOTE 1) ..................................                      N/A                      N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..                      N/A                      N/A
                                                                          ---------------------    ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................                8,846,138                6,916,325
                                                                          =====================    =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........    $             226,827    $             448,861
                                                                          =====================    =====================

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      NET REALIZED
                                                       BEGINNING           NET                 AND    DISTRIBUTIONS   DISTRIBUTIONS
                                                       NET ASSET    INVESTMENT          UNREALIZED         FROM NET        FROM NET
                                                       VALUE PER        INCOME      GAIN (LOSS) ON       INVESTMENT        REALIZED
                                                           SHARE        (LOSS)         INVESTMENTS           INCOME           GAINS
------------------------------------------------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $     8.62          0.04                0.57            (0.04)          (0.18)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........    $     8.27          0.05(7)             0.40            (0.03)          (0.07)
JULY 26, 2004(9) TO OCTOBER 31, 2004 .............    $     8.01          0.00                0.26             0.00            0.00

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $     8.56          0.01                0.57             0.00           (0.18)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........    $     8.26         (0.01)(7)            0.40            (0.02)          (0.07)
JULY 26, 2004(9) TO OCTOBER 31, 2004 .............    $     8.01         (0.01)               0.26             0.00            0.00

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $     8.56          0.01                0.57             0.00           (0.18)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........    $     8.26         (0.01)(7)            0.40            (0.02)          (0.07)
JULY 26, 2004(9) TO OCTOBER 31, 2004 .............    $     8.01         (0.01)               0.26             0.00            0.00

CLASS D
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $     8.62          0.03                0.58            (0.04)          (0.18)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........    $     8.27          0.05(7)             0.40            (0.03)          (0.07)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .............    $     7.42          0.03                0.85            (0.03)           0.00
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .............    $     6.49          0.05                1.61            (0.05)          (0.68)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .............    $     7.13          0.05               (0.38)           (0.05)          (0.26)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .............    $     8.71          0.07                0.27            (0.11)          (1.81)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .............    $    12.06          0.12                0.54            (0.09)          (3.92)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $     8.64          0.05                0.57            (0.06)          (0.18)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........    $     8.27          0.07(7)             0.41            (0.04)          (0.07)
JULY 26, 2004(9) TO OCTOBER 31, 2004 .............    $     8.01          0.01                0.25             0.00            0.00

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $     8.67          0.07                0.57            (0.08)          (0.18)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........    $     8.28          0.09(7)             0.41            (0.04)          (0.07)
JULY 26, 2004(9) TO OCTOBER 31, 2004 .............    $     8.01          0.02                0.25             0.00            0.00

DIVERSIFIED EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    41.90          0.08                2.98            (0.12)          (4.96)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    39.91          0.28(7)             5.22            (0.32)          (3.19)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    35.61          0.15                4.41            (0.26)           0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    29.00          0.13                6.59            (0.11)           0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    36.33          0.09(7)            (6.85)           (0.15)          (0.42)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    52.73          0.09              (11.70)           (0.17)          (4.62)

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    40.38         (0.13)               2.92             0.00           (4.96)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    38.55         (0.01)(7)            5.03             0.00           (3.19)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    34.43         (0.40)               4.52             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    28.15         (0.19)               6.47             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    35.41         (0.20)(7)           (6.64)            0.00           (0.42)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    51.70         (0.17)             (11.50)            0.00           (4.62)

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    40.94         (0.03)               2.86             0.00           (4.96)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    39.04         (0.02)(7)            5.11             0.00           (3.19)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    34.90         (0.37)               4.54            (0.03)           0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    28.56         (0.05)               6.39             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    35.91         (0.20)(7)           (6.73)            0.00           (0.42)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    52.36         (0.16)             (11.67)            0.00           (4.62)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    41.98          0.11                3.00            (0.21)          (4.96)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    39.96          0.39(7)             5.22            (0.40)          (3.19)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    35.64          0.26                4.39            (0.33)           0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    29.04          0.24                6.57            (0.21)           0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    36.38          0.18(7)            (6.87)           (0.23)          (0.42)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    52.72          0.15              (11.70)           (0.17)          (4.62)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                  WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                                                  --------------------------------------------------
                                                      DISTRIBUTIONS      ENDING          NET
                                                       IN EXCESS OF   NET ASSET   INVESTMENT
                                                           REALIZED   VALUE PER       INCOME      GROSS     EXPENSES         NET
                                                              GAINS       SHARE       (LOSS)   EXPENSES       WAIVED    EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $    9.01         0.90%      1.32%(4)    (0.12)%      1.20%(4)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........             0.00   $    8.62         0.63%      1.35%(4)    (0.15)%      1.20%(4)
JULY 26, 2004(9) TO OCTOBER 31, 2004 .............             0.00   $    8.27         0.18%      1.60%       (0.40)%      1.20%

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $    8.96         0.15%      2.07%(4)    (0.12)%      1.95%(4)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........             0.00   $    8.56        (0.11)%     2.10%(4)    (0.15)%      1.95%(4)
JULY 26, 2004(9) TO OCTOBER 31, 2004 .............             0.00   $    8.26        (0.60)%     2.35%       (0.40)%      1.95%

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $    8.96         0.15%      2.07%(4)    (0.12)%      1.95%(4)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........             0.00   $    8.56        (0.12)%     2.10%(4)    (0.15)%      1.95%(4)
JULY 26, 2004(9) TO OCTOBER 31, 2004 .............             0.00   $    8.26        (0.58)%     2.35%       (0.40)%      1.95%

CLASS D
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $    9.01         0.90%      1.32%(4)    (0.12)%      1.20%(4)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........             0.00   $    8.62         0.67%      1.35%(4)    (0.15)%      1.20%(4)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .............             0.00   $    8.27         0.40%      1.30%       (0.14)%      1.16%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .............             0.00   $    7.42         0.76%      1.20%       (0.04)%      1.16%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .............             0.00   $    6.49         0.59%      1.60%       (0.46)%      1.14%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .............             0.00   $    7.13         0.91%      1.00%        0.00%       1.00%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .............             0.00   $    8.71         1.16%      1.00%        0.00%       1.00%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $    9.02         1.16%      1.14%(4)    (0.19)%      0.95%(4)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........             0.00   $    8.64         0.83%      1.13%(4)    (0.18)%      0.95%(4)
JULY 26, 2004(9) TO OCTOBER 31, 2004 .............             0.00   $    8.27         0.47%      1.39%       (0.44)%      0.95%

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $    9.05         1.40%      0.87%(4)    (0.17)%      0.70%(4)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........             0.00   $    8.67         1.14%      0.90%(4)    (0.20)%      0.70%(4)
JULY 26, 2004(9) TO OCTOBER 31, 2004 .............             0.00   $    8.28         0.91%      1.22%       (0.52)%      0.70%

DIVERSIFIED EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   39.88         0.40%      1.42%(4)    (0.17)%      1.25%(4)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   41.90         0.69%      1.41%(4)    (0.16)%      1.25%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   39.91         0.37%      1.37%(4)    (0.12)%      1.25%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   35.61         0.42%      1.54%(4)    (0.29)%      1.25%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   29.00         0.22%      1.58%(4)    (0.33)%      1.25%(4)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............             0.00   $   36.33         0.23%      1.61%(4)    (0.46)%      1.15%(4)

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   38.21        (0.36)%     2.17%(4)    (0.17)%      2.00%(4)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   40.38        (0.03)%     2.16%(4)    (0.16)%      2.00%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   38.55        (0.40)%     2.12%(4)    (0.12)%      2.00%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   34.43        (0.33)%     2.31%(4)    (0.31)%      2.00%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   28.15        (0.53)%     2.39%(4)    (0.39)%      2.00%(4)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............             0.00   $   35.41        (0.52)%     2.41%(4)    (0.51)%      1.90%(4)

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   38.81        (0.35)%     2.17%(4)    (0.17)%      2.00%(4)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   40.94        (0.04)%     2.16%(4)    (0.16)%      2.00%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   39.04        (0.38)%     2.12%(4)    (0.12)%      2.00%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   34.90        (0.33)%     2.28%(4)    (0.28)%      2.00%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   28.56        (0.52)%     2.13%(4)    (0.13)%      2.00%(4)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............             0.00   $   35.91        (0.52)%     2.01%(4)    (0.11)%      1.90%(4)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   39.92         0.65%      1.24%(4)    (0.24)%      1.00%(4)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   41.98         0.96%      1.15%(4)    (0.15)%      1.00%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   39.96         0.61%      1.04%(4)    (0.04)%      1.00%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   35.64         0.67%      1.17%(4)    (0.17)%      1.00%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   29.04         0.47%      1.14%(4)    (0.14)%      1.00%(4)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............             0.00   $   36.38         0.38%      1.07%(4)    (0.07)%      1.00%(4)

                                                                   PORTFOLIO         NET ASSETS AT
                                                          TOTAL     TURNOVER         END OF PERIOD
                                                      RETURN(2)      RATE(3)       (000'S OMITTED)
--------------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         7.17%          15%(5)   $        52,721
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........         5.45%          25%(5)   $        51,719
JULY 26, 2004(9) TO OCTOBER 31, 2004 .............         3.25%          30%      $        11,408

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         6.80%          15%(5)   $        25,104
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........         4.70%          25%(5)   $        24,296
JULY 26, 2004(9) TO OCTOBER 31, 2004 .............         3.12%          30%      $         5,790

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         6.80%          15%(5)   $        14,568
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........         4.71%          25%(5)   $        13,075
JULY 26, 2004(9) TO OCTOBER 31, 2004 .............         3.12%          30%      $         2,732

CLASS D
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         7.16%          15%(5)   $       158,827
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........         5.44%          25%(5)   $       163,464
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .............        11.88%          30%      $        50,790
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .............        28.34%          26%      $        20,419
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .............        (5.14)%         39%      $        14,383
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .............         4.50%          41%      $        38,850
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .............        10.89%          48%      $        35,251

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         7.27%          15%(5)   $       224,782
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........         5.74%          25%(5)   $       201,181
JULY 26, 2004(9) TO OCTOBER 31, 2004 .............         3.37%          30%      $         9,627

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         7.44%          15%(5)   $        68,224
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 ........         6.05%          25%(5)   $        63,303
JULY 26, 2004(9) TO OCTOBER 31, 2004 .............         3.37%          30%      $        15,030

DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         7.72%          17%(6)   $       121,142
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        14.27%          42%(6)   $       118,140
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        12.82%          32%(6)   $       101,649
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        23.21%          32%(6)   $        76,292
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (19.04)%         30%(6)   $        57,876
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............       (24.07)%         34%(6)   $        74,038

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         7.31%          17%(6)   $        59,534
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        13.44%          42%(6)   $        65,245
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        11.97%          32%(6)   $        81,966
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        22.31%          32%(6)   $        92,300
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (19.64)%         30%(6)   $        85,035
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............       (24.65)%         34%(6)   $       111,956

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         7.31%          17%(6)   $         7,048
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        13.45%          42%(6)   $         7,170
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        11.92%          32%(6)   $         7,798
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        22.23%          32%(6)   $         9,463
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (19.62)%         30%(6)   $         6,730
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............       (24.64)%         34%(6)   $         7,693

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         7.84%          17%(6)   $     1,210,377
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        14.57%          42%(6)   $     1,180,748
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        13.08%          32%(6)   $     1,178,146
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        23.55%          32%(6)   $     1,152,692
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (18.86)%         30%(6)   $     1,014,998
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............       (23.95)%         34%(6)   $     1,398,810

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      NET REALIZED
                                                       BEGINNING           NET                 AND    DISTRIBUTIONS   DISTRIBUTIONS
                                                       NET ASSET    INVESTMENT          UNREALIZED         FROM NET        FROM NET
                                                       VALUE PER        INCOME      GAIN (LOSS) ON       INVESTMENT        REALIZED
                                                           SHARE        (LOSS)         INVESTMENTS           INCOME           GAINS
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    14.97         (0.01)               2.00             0.00           (1.30)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    13.41         (0.02)               2.63             0.00           (1.05)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    11.32         (0.04)               2.21             0.00           (0.08)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $     8.70         (0.01)               2.71             0.00           (0.08)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $     9.18         (0.02)              (0.34)            0.00           (0.12)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    11.18          0.01               (1.34)           (0.01)          (0.66)

EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED).....    $    36.21          0.22                0.95            (0.23)          (7.03)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    34.49          0.52                3.74            (0.52)          (2.02)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    31.32          0.45                4.59            (0.47)          (1.40)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    28.74          0.46                5.04            (0.46)          (2.46)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    37.23          0.44               (7.51)           (0.43)          (0.99)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    41.28          0.36               (4.05)           (0.36)           0.00

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED).....    $    36.23          0.11                0.93            (0.11)          (7.03)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    34.49          0.25                3.74            (0.23)          (2.02)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    31.31          0.21                4.57            (0.20)          (1.40)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    28.72          0.25                5.02            (0.22)          (2.46)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    37.18          0.16               (7.49)           (0.14)          (0.99)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    41.22          0.05               (4.03)           (0.06)           0.00

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED).....    $    37.49          0.12                0.97            (0.11)          (7.03)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    35.61          0.27                3.86            (0.23)          (2.02)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    32.26          0.22                4.70            (0.17)          (1.40)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    29.52          0.25                5.19            (0.24)          (2.46)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    38.18          0.18               (7.70)           (0.15)          (0.99)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    42.32          0.05               (4.14)           (0.05)           0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED).....    $    36.17          0.28                0.93            (0.27)          (7.03)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    34.45          0.62                3.73            (0.61)          (2.02)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    31.28          0.54                4.59            (0.56)          (1.40)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    28.72          0.55                5.02            (0.55)          (2.46)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    37.21          0.54               (7.51)           (0.53)          (0.99)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    41.27          0.46               (4.05)           (0.47)           0.00

EQUITY VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED).....    $    13.82          0.06                0.79            (0.08)          (0.03)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    11.48          0.10(7)             2.31            (0.07)           0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $     9.82          0.05                1.62            (0.01)           0.00
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 .........    $    10.00          0.00               (0.18)            0.00            0.00

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED).....    $    13.69          0.00                0.78             0.00           (0.03)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    11.40          0.01(7)             2.28             0.00            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $     9.81          0.00                1.59             0.00            0.00
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 .........    $    10.00         (0.01)              (0.18)            0.00            0.00

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED).....    $    13.69          0.01                0.79            (0.02)          (0.03)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    11.40          0.01(7)             2.29            (0.01)           0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $     9.81          0.00                1.59             0.00            0.00
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 .........    $    10.00         (0.01)              (0.18)            0.00            0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED).....    $    13.96          0.07                0.80            (0.04)          (0.03)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    11.51          0.08(7)             2.38            (0.01)           0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $     9.82          0.05                1.65            (0.01)           0.00
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 .........    $    10.00          0.00               (0.18)            0.00            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                  WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                                                  -------------------------------------------------
                                                      DISTRIBUTIONS      ENDING          NET
                                                       IN EXCESS OF   NET ASSET   INVESTMENT
                                                           REALIZED   VALUE PER       INCOME       GROSS     EXPENSES          NET
                                                              GAINS       SHARE       (LOSS) EXPENSES(5)       WAIVED  EXPENSES(4)
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   15.66        (0.09)%     1.32%       (0.12)%      1.20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   14.97        (0.17)%     1.26%       (0.07)%      1.19%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   13.41        (0.33)%     1.21%       (0.01)%      1.20%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   11.32        (0.13)%     1.27%       (0.10)%      1.17%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $    8.70        (0.24)%     1.38%       (0.18)%      1.20%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............             0.00   $    9.18         0.13%      1.28%       (0.08)%      1.20%

EQUITY INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   30.12         1.47%      1.32%       (0.22)%      1.10%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   36.21         1.49%      1.22%       (0.12)%      1.10%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   34.49         1.32%      1.18%       (0.08)%      1.10%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   31.32         1.57%      1.33%       (0.23)%      1.10%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   28.74         1.19%      1.36%       (0.26)%      1.10%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............             0.00   $   37.23         0.86%      1.51%       (0.41)%      1.10%

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   30.13         0.73%      2.06%       (0.21)%      1.85%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   36.23         0.76%      1.97%       (0.12)%      1.85%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   34.49         0.57%      1.93%       (0.08)%      1.85%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   31.31         0.82%      2.13%       (0.28)%      1.85%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   28.72         0.43%      2.18%       (0.33)%      1.85%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............             0.00   $   37.18         0.12%      2.20%       (0.35)%      1.85%

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   31.44         0.72%      2.06%       (0.21)%      1.85%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   37.49         0.77%      1.97%       (0.12)%      1.85%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   35.61         0.58%      1.93%       (0.08)%      1.85%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   32.26         0.82%      2.07%       (0.22)%      1.85%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   29.52         0.46%      2.12%       (0.27)%      1.85%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............             0.00   $   38.18         0.14%      2.02%       (0.17)%      1.85%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   30.08         1.74%      1.13%       (0.28)%      0.85%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   36.17         1.75%      0.96%       (0.11)%      0.85%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   34.45         1.58%      0.85%       (0.01)%      0.84%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   31.28         1.83%      0.94%       (0.09)%      0.85%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   28.72         1.44%      0.91%       (0.06)%      0.85%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............             0.00   $   37.21         1.11%      0.85%        0.00%       0.85%

EQUITY VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   14.56         0.71%      1.59%       (0.34)%      1.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   13.82         0.80%      2.48%       (1.23)%      1.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   11.48         0.54%     10.90%       (9.65)%      1.25%
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 .........             0.00   $    9.82        (0.26)%   196.38%     (195.13)%      1.25%

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   14.44        (0.04)%     2.33%       (0.33)%      2.00%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   13.69         0.07%      3.25%       (1.25)%      2.00%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   11.40        (0.19)%    11.20%       (9.20)%      2.00%
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 .........             0.00   $    9.81        (1.08)%   189.72%     (187.72)%      2.00%

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   14.44        (0.03)%     2.32%       (0.32)%      2.00%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   13.69         0.06%      3.26%       (1.26)%      2.00%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   11.40        (0.19)%    11.11%       (9.11)%      2.00%
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 .........             0.00   $    9.81        (0.64)%   209.42%     (207.42)%      2.00%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   14.76         0.96%      1.40%       (0.40)%      1.00%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   13.96         0.67%      2.04%       (1.04)%      1.00%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   11.51         0.77%      9.22%       (8.22)%      1.00%
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 .........             0.00   $    9.82        (0.33)%   211.67%     (210.67)%      1.00%

                                                                   PORTFOLIO         NET ASSETS AT
                                                          TOTAL     TURNOVER         END OF PERIOD
                                                      RETURN(2)      RATE(3)       (000'S OMITTED)
--------------------------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP FUND
--------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        14.22%          36%(6)   $       662,266
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        20.09%          75%(6)   $       564,318
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        19.23%          75%(6)   $       441,080
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        31.32%          84%(6)   $       285,650
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............        (4.17)%         93%(6)   $       192,987
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............       (12.52)%        113%(6)   $       138,795

EQUITY INCOME FUND
--------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         3.43%           3%(5)   $       173,107
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        12.74%          20%(5)   $       185,533
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        16.43%          11%(5)   $       186,501
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        20.12%           9%(5)   $       161,962
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (19.84)%         12%(5)   $       124,015
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............        (8.97)%          3%(5)   $       165,304

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         3.03%           3%(5)   $        49,193
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        11.91%          20%(5)   $        59,606
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        15.56%          11%(5)   $        80,298
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        19.22%           9%(5)   $        98,690
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (20.43)%         12%(5)   $        91,889
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............        (9.67)%          3%(5)   $       134,403

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         3.04%           3%(5)   $         5,500
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        11.90%          20%(5)   $         6,937
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        15.54%          11%(5)   $         9,083
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        19.27%           9%(5)   $        10,689
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (20.41)%         12%(5)   $         7,415
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............        (9.66)%          3%(5)   $         7,508

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         3.55%           3%(5)   $       571,449
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        13.04%          20%(5)   $       756,225
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        16.74%          11%(5)   $       853,843
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        20.42%           9%(5)   $       907,662
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (19.64)%         12%(5)   $       902,521
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............        (8.75)%          3%(5)   $     1,163,331

EQUITY VALUE FUND
--------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         6.15%          53%(5)   $         4,274
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        21.06%         145%(5)   $         3,796
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        16.96%         122%(5)   $         1,645
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 .........        (1.80)%          3%(5)   $            76

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         5.77%          53%(5)   $         2,417
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        20.09%         145%(5)   $         2,245
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        16.21%         122%(5)   $         1,142
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 .........        (1.90)%          3%(5)   $            37

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         5.70%          53%(5)   $           393
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        20.20%         145%(5)   $           430
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        16.21%         122%(5)   $           295
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 .........        (1.90)%          3%(5)   $            12

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         6.20%          53%(5)   $        67,373
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        21.40%         145%(5)   $        63,194
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        17.30%         122%(5)   $           366
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 .........        (1.80)%          3%(5)   $            10

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      NET REALIZED
                                                       BEGINNING           NET                 AND    DISTRIBUTIONS   DISTRIBUTIONS
                                                       NET ASSET    INVESTMENT          UNREALIZED         FROM NET        FROM NET
                                                       VALUE PER        INCOME      GAIN (LOSS) ON       INVESTMENT        REALIZED
                                                           SHARE        (LOSS)         INVESTMENTS           INCOME           GAINS
------------------------------------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    30.80         (0.02)               3.09            (0.00)          (4.63)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    27.70          0.04(7)             4.63             0.00           (1.57)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    24.64         (0.08)(7)            3.14             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    19.50         (0.08)(7)            5.22             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    23.87         (0.10)              (3.34)           (0.01)          (0.92)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    39.89         (0.07)              (9.86)            0.00           (6.09)

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    28.23         (0.06)               2.75             0.00           (4.63)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    25.69         (0.16)(7)            4.27             0.00           (1.57)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    23.02         (0.28)(7)            2.95             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    18.37         (0.23)(7)            4.88             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    22.69         (0.31)              (3.09)            0.00           (0.92)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    38.48         (0.19)              (9.51)            0.00           (6.09)

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    29.32          0.94                1.87             0.00           (4.63)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    26.61         (0.17)(7)            4.45             0.00           (1.57)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    23.87         (0.28)(7)            3.02             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    19.04         (0.25)(7)            5.08             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    23.49         (0.25)              (3.28)            0.00           (0.92)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    39.61         (0.22)              (9.81)            0.00           (6.09)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    31.17         (0.02)               3.17            (0.06)          (4.63)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    27.97          0.12(7)             4.68            (0.03)          (1.57)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    24.82         (0.01)(7)            3.16             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    19.61         (0.03)(7)            5.25            (0.01)           0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    24.00         (0.05)              (3.35)           (0.07)          (0.92)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    39.98         (0.02)              (9.87)            0.00           (6.09)

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    31.19          0.02                3.17            (0.12)          (4.63)
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 ..........    $    28.50          0.03(7)             2.66             0.00            0.00

INTERNATIONAL VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    14.13          0.06                1.80             0.00           (0.05)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    11.94          0.11                2.68            (0.23)          (0.37)
OCTOBER 31, 2003(9) TO SEPTEMBER 30, 2004 ........    $    10.00          0.21                1.73             0.00            0.00

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    14.09          0.02                1.75             0.00           (0.05)
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 ..........    $    13.27          0.05                0.77             0.00            0.00

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    14.09          0.03                1.74             0.00           (0.05)
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 ..........    $    13.27          0.05                0.77             0.00            0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    14.15          0.09                1.75            (0.11)          (0.05)
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 ..........    $    13.27          0.18                0.70             0.00            0.00

LARGE CAP APPRECIATION FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    11.54          0.00                0.88             0.00           (0.62)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $     9.80          0.03(7)             1.87            (0.04)          (0.12)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $     8.92          0.00(7)             0.88             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $     7.53         (0.01)               1.40             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $     9.53         (0.01)              (1.99)            0.00            0.00
AUGUST 31, 2001(9) TO SEPTEMBER 30, 2001 .........    $    10.00          0.00               (0.47)            0.00            0.00

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    11.22          0.02                0.80             0.00           (0.62)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $     9.57         (0.05)(7)            1.82             0.00           (0.12)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $     8.78         (0.21)(7)            1.00             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $     7.47         (0.06)               1.37             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $     9.52         (0.07)              (1.98)            0.00            0.00
AUGUST 31, 2001(9) TO SEPTEMBER 30, 2001 .........    $    10.00          0.00               (0.48)            0.00            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                  WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                                                  -------------------------------------------------
                                                      DISTRIBUTIONS      ENDING          NET
                                                       IN EXCESS OF   NET ASSET   INVESTMENT
                                                           REALIZED   VALUE PER       INCOME       GROSS     EXPENSES         NET
                                                              GAINS       SHARE       (LOSS) EXPENSES(4)       WAIVED  EXPENSES(4)
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   29.24        (0.27)%     1.60%       (0.10)%      1.50%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   30.80         0.15%      1.60%       (0.10)%      1.50%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   27.70        (0.28)%     1.60%       (0.10)%      1.50%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   24.64        (0.38)%     1.82%       (0.32)%      1.50%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   19.50        (0.43)%     1.88%       (0.41)%      1.47%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............             0.00   $   23.87        (0.31)%     1.93%       (0.43)%      1.50%

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   26.29        (1.04)%     2.34%       (0.09)%      2.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   28.23        (0.60)%     2.35%       (0.10)%      2.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   25.69        (1.08)%     2.34%       (0.09)%      2.25%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   23.02        (1.13)%     2.59%       (0.34)%      2.25%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   18.37        (1.18)%     2.63%       (0.41)%      2.22%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............             0.00   $   22.69        (1.06)%     2.65%       (0.40)%      2.25%

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   27.50        (1.01)%     2.35%       (0.10)%      2.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   29.32        (0.62)%     2.35%       (0.10)%      2.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   26.61        (1.05)%     2.34%       (0.09)%      2.25%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   23.87        (1.11)%     2.68%       (0.43)%      2.25%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   19.04        (1.17)%     2.74%       (0.52)%      2.22%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............             0.00   $   23.49        (1.06)%     2.32%       (0.07)%      2.25%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   29.63        (0.03)%     1.42%       (0.17)%      1.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   31.17         0.42%      1.34%       (0.09)%      1.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   27.97        (0.04)%     1.27%       (0.03)%      1.24%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   24.82        (0.12)%     1.45%       (0.20)%      1.25%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   19.61        (0.19)%     1.41%       (0.19)%      1.22%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............             0.00   $   24.00        (0.06)%     1.29%       (0.04)%      1.25%

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   29.63         0.18%      1.15%       (0.10)%      1.05%
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 ..........             0.00   $   31.19         0.19%      1.12%       (0.07)%      1.05%

INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   15.94         1.48%      9.92%       (8.42)%      1.50%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   14.13         2.21%     33.96%      (32.46)%      1.50%
OCTOBER 31, 2003(9) TO SEPTEMBER 30, 2004 ........             0.00   $   11.94         2.46%    282.28%     (280.78)%      1.50%

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   15.81         0.72%      9.77%       (7.52)%      2.25%
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 ..........             0.00   $   14.09         1.66%     20.77%      (18.54)%      2.23%

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   15.81         0.46%      9.17%       (6.92)%      2.25%
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 ..........             0.00   $   14.09         1.84%     20.85%      (18.62)%      2.23%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   15.83         1.57%      9.70%       (8.45)%      1.25%
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 ..........             0.00   $   14.15         3.07%     20.19%      (18.94)%      1.25%

LARGE CAP APPRECIATION FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   11.80         0.05%      1.44%       (0.19)%      1.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   11.54         0.27%      1.42%       (0.17)%      1.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $    9.80        (0.11)%     1.42%       (0.17)%      1.25%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $    8.92        (0.19)%     2.45%       (1.24)%      1.21%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $    7.53        (0.15)%     6.48%       (5.28)%      1.20%
AUGUST 31, 2001(9) TO SEPTEMBER 30, 2001 .........             0.00   $    9.53         1.17%      1.24%       (0.29)%      0.95%

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   11.42        (0.71)%     2.20%       (0.20)%      2.00%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   11.22        (0.51)%     2.17%       (0.17)%      2.00%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $    9.57        (0.88)%     2.16%       (0.16)%      2.00%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $    8.78        (0.95)%     3.11%       (1.16)%      1.95%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $    7.47        (0.90)%     8.45%       (6.50)%      1.95%
AUGUST 31, 2001(9) TO SEPTEMBER 30, 2001 .........             0.00   $    9.52        (0.24)%     1.78%        0.00%       1.78%

                                                                   PORTFOLIO         NET ASSETS AT
                                                          TOTAL     TURNOVER         END OF PERIOD
                                                      RETURN(2)      RATE(3)       (000'S OMITTED)
--------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND
--------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        10.91%          21%(6)   $        25,311
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        17.27%          50%(6)   $        22,769
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        12.38%          44%(6)   $        18,742
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        26.36%          58%(6)   $        15,576
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (15.46)%         40%(6)   $        11,210
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............       (28.93)%         75%(6)   $        12,473

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        10.55%          21%(6)   $         8,367
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        16.40%          50%(6)   $         8,811
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        11.60%          44%(6)   $        11,700
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        25.31%          58%(6)   $        14,379
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (16.09)%         40%(6)   $        13,670
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............       (29.46)%         75%(6)   $        17,319

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        10.53%          21%(6)   $         1,106
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        16.47%          50%(6)   $           844
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        11.52%          44%(6)   $         1,097
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        25.37%          58%(6)   $         2,980
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (16.10)%         40%(6)   $         1,721
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............       (29.46)%         75%(6)   $         1,799

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        11.05%          21%(6)   $       430,877
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        17.60%          50%(6)   $       396,865
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        12.69%          44%(6)   $       493,899
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        26.62%          58%(6)   $       450,480
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (15.25)%         40%(6)   $       363,946
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............       (28.74)%         75%(6)   $       476,031

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        11.19%          21%(6)   $       147,057
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 ..........         9.44%          50%(6)   $       131,489

INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        13.10%           9%(5)   $         1,092
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        24.00%          14%(5)   $           493
OCTOBER 31, 2003(9) TO SEPTEMBER 30, 2004 ........        19.40%          24%(5)   $            23

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        12.66%           9%(5)   $           575
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 ..........         6.18%          14%(5)   $           184

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        12.66%           9%(5)   $            86
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 ..........         6.18%          14%(5)   $            59

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        13.12%           9%(5)   $           270
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 ..........         6.63%          14%(5)   $           207

LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         7.91%          80%(5)   $        36,687
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        19.52%         133%(5)   $        32,048
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............         9.87%         149%(5)   $        20,393
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        18.46%         153%(5)   $         1,033
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (20.99)%        123%(5)   $           898
AUGUST 31, 2001(9) TO SEPTEMBER 30, 2001 .........        (4.70)%         10%(5)   $            41

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         7.59%          80%(5)   $         3,770
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        18.60%         133%(5)   $         2,732
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............         9.00%         149%(5)   $         1,509
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        17.54%         153%(5)   $         1,449
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (21.53)%        123%(5)   $         1,041
AUGUST 31, 2001(9) TO SEPTEMBER 30, 2001 .........        (4.80)%         10%(5)   $            91

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      NET REALIZED
                                                       BEGINNING           NET                 AND    DISTRIBUTIONS   DISTRIBUTIONS
                                                       NET ASSET    INVESTMENT          UNREALIZED         FROM NET        FROM NET
                                                       VALUE PER        INCOME      GAIN (LOSS) ON       INVESTMENT        REALIZED
                                                           SHARE        (LOSS)         INVESTMENTS           INCOME           GAINS
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP APPRECIATION FUND (CONTINUED)

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    11.23         (0.02)               0.83             0.00           (0.62)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $     9.58         (0.05)(7)            1.82             0.00           (0.12)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $     8.79         (0.15)(7)            0.94             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $     7.47         (0.03)               1.35             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $     9.53         (0.05)              (2.01)            0.00            0.00
AUGUST 31, 2001(9)TO SEPTEMBER 30, 2001 ..........    $    10.00          0.00               (0.47)            0.00            0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    11.64          0.22                0.90            (0.24)          (0.62)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $     9.87          0.06(7)             1.87            (0.04)          (0.12)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $     8.96          0.02(7)             0.89             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $     7.55          0.00                1.41             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $     9.53          0.00               (1.98)            0.00            0.00
AUGUST 31, 2001(9) TO SEPTEMBER 30, 2001 .........    $    10.00          0.01               (0.48)            0.00            0.00

LARGE COMPANY GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    49.67         (0.11)               2.93            (0.07)           0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    44.97          0.06(7)             4.64             0.00            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    43.96         (0.28)(7)            1.29             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    34.52         (0.46)               9.90             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    44.57         (0.34)              (9.71)            0.00            0.00
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    75.03         (0.37)             (29.21)            0.00           (0.84)

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    44.64         (1.54)               3.90             0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    40.72         (0.23)(7)            4.15             0.00            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    40.11         (0.58)(7)            1.19             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    31.72         (0.68)               9.07             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    41.18         (0.69)              (8.77)            0.00            0.00
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    69.77         (0.62)             (27.09)            0.00           (0.84)

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    44.72         (0.34)               2.71             0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    40.80         (0.20)(7)            4.12             0.00            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    40.18         (0.58)(7)            1.20             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    31.76         (0.62)               9.04             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    41.22         (0.89)              (8.57)            0.00            0.00
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    69.85         (0.43)             (27.32)            0.00           (0.84)

CLASS Z
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    47.14         (0.30)               2.81             0.00            0.00
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 ..........    $    42.80         (0.17)(7)            4.51             0.00            0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    47.24          0.01                2.74            (0.11)           0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    42.73          0.21(7)             4.37            (0.07)           0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    41.67         (0.16)(7)            1.22             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    32.65         (0.16)               9.18             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    42.06         (0.21)              (9.20)            0.00            0.00
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    70.71         (0.24)             (27.53)            0.00           (0.84)

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    47.27         (0.00)               2.81            (0.15)           0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    42.75          0.24(7)             4.44            (0.16)           0.00
JUNE 30, 2004(9) TO SEPTEMBER 30, 2004 ...........    $    44.93         (0.02)(7)           (2.16)            0.00            0.00

SMALL COMPANY GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    30.87         (0.34)               5.64             0.00           (2.31)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    26.78         (0.29)(7)            4.55             0.00           (0.17)
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 ........    $    28.42         (0.21)(7)           (1.43)            0.00            0.00

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    30.51         (0.21)               5.31             0.00           (2.31)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    26.66         (0.50)(7)            4.52             0.00           (0.17)
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 ........    $    28.42         (0.34)(7)           (1.42)            0.00            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                  WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                                                  -----------------------------------------------
                                                      DISTRIBUTIONS      ENDING          NET
                                                       IN EXCESS OF   NET ASSET   INVESTMENT
                                                           REALIZED   VALUE PER       INCOME       GROSS    EXPENSES         NET
                                                              GAINS       SHARE       (LOSS) EXPENSES(4)      WAIVED EXPENSES(4)
---------------------------------------------------------------------------------------------------------------------------------

LARGE CAP APPRECIATION FUND (CONTINUED)

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   11.42        (0.70)%     2.19%       (0.19)%      2.00%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   11.23        (0.44)%     2.17%       (0.17)%      2.00%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $    9.58        (0.88)%     2.16%       (0.16)%      2.00%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $    8.79        (0.94)%     3.96%       (2.01)%      1.95%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $    7.47        (0.93)%     8.37%       (6.42)%      1.95%
AUGUST 31, 2001(9)TO SEPTEMBER 30, 2001 ..........             0.00   $    9.53         0.00%      1.83%        0.00%       1.83%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   11.90         0.29%      1.25%       (0.25)%      1.00%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   11.64         0.56%      1.16%       (0.16)%      1.00%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $    9.87         0.12%      1.08%       (0.08)%      1.00%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $    8.96        (0.06)%     1.61%       (0.66)%      0.95%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $    7.55         0.05%      5.81%       (4.86)%      0.95%
AUGUST 31, 2001(9) TO SEPTEMBER 30, 2001 .........             0.00   $    9.53         1.00%      0.86%        0.00%       0.86%

LARGE COMPANY GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   52.42        (0.42)%     1.22%       (0.02)%      1.20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   49.67         0.12%      1.27%       (0.07)%      1.20%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   44.97        (0.61)%     1.28%       (0.08)%      1.20%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   43.96        (0.69)%     1.41%       (0.21)%      1.20%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   34.52        (0.76)%     1.45%       (0.25)%      1.20%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............            (0.04)  $   44.57        (0.71)%     1.36%       (0.16)%      1.20%

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   47.00        (1.19)%     1.97%       (0.02)%      1.95%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   44.64        (0.53)%     2.02%       (0.07)%      1.95%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   40.72        (1.36)%     2.03%       (0.08)%      1.95%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   40.11        (1.35)%     2.33%       (0.45)%      1.88%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   31.72        (1.31)%     2.46%       (0.71)%      1.75%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............            (0.04)  $   41.18        (1.26)%     2.19%       (0.44)%      1.75%

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   47.09        (1.18)%     1.96%       (0.01)%      1.95%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   44.72        (0.46)%     2.02%       (0.07)%      1.95%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   40.80        (1.36)%     2.03%       (0.08)%      1.95%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   40.18        (1.34)%     2.16%       (0.30)%      1.86%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   31.76        (1.31)%     2.28%       (0.53)%      1.75%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............            (0.04)  $   41.22        (1.26)%     2.15%       (0.40)%      1.75%

CLASS Z
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   49.65        (0.60)%     1.39%       (0.02)%      1.37%
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 ..........             0.00   $   47.14        (0.77)%     1.43%       (0.06)%      1.37%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   49.88        (0.18)%     1.04%       (0.09)%      0.95%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   47.24         0.46%      1.01%       (0.06)%      0.95%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   42.73        (0.35)%     0.95%       (0.01)%      0.94%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   41.67        (0.44)%     1.05%       (0.09)%      0.96%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   32.65        (0.56)%     1.03%       (0.03)%      1.00%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............            (0.04)  $   42.06        (0.48)%     0.97%        0.00%       0.97%

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   49.93         0.03%      0.77%       (0.02)%      0.75%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   47.27         0.53%      0.82%       (0.07)%      0.75%
JUNE 30, 2004(9) TO SEPTEMBER 30, 2004 ...........             0.00   $   42.75        (0.04)%     0.85%       (0.10)%      0.75%

SMALL COMPANY GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   33.86        (0.80)%     1.55%       (0.10)%      1.45%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   30.87        (1.00)%     1.54%       (0.09)%      1.45%
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 ........             0.00   $   26.78        (0.80)%     1.55%       (0.10)%      1.45%

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   33.30        (1.53)%     2.29%       (0.09)%      2.20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   30.51        (1.75)%     2.29%       (0.09)%      2.20%
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 ........             0.00   $   26.66        (1.29)%     2.29%       (0.09)%      2.20%

                                                                   PORTFOLIO         NET ASSETS AT
                                                          TOTAL     TURNOVER         END OF PERIOD
                                                      RETURN(2)      RATE(3)       (000'S OMITTED)
--------------------------------------------------------------------------------------------------
LARGE CAP APPRECIATION FUND (CONTINUED)

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         7.49%          80%(5)   $           899
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        18.58%         133%(5)   $           771
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............         8.99%         149%(5)   $           669
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        17.67%         153%(5)   $           499
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (21.62)%        123%(5)   $           200
AUGUST 31, 2001(9)TO SEPTEMBER 30, 2001 ..........        (4.70)%         10%(5)   $            26

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         8.06%          80%(5)   $        20,280
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        19.70%         133%(5)   $        18,060
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        10.16%         149%(5)   $        14,830
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        18.68%         153%(5)   $        16,905
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (20.78)%        123%(5)   $         4,155
AUGUST 31, 2001(9) TO SEPTEMBER 30, 2001 .........        (4.70)%         10%(5)   $            10

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         5.67%           3%(5)   $       543,496
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        10.45%          18%(5)   $       524,323
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............         2.28%          14%(5)   $       454,499
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        27.35%          13%(5)   $       364,406
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (22.55)%         18%(5)   $       141,774
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............       (39.85)%         13%(5)   $       202,514

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         5.29%           3%(5)   $       149,824
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............         9.63%          18%(5)   $       187,895
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............         1.52%          14%(5)   $       220,657
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        26.45%          13%(5)   $       246,894
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (22.97)%         18%(5)   $       218,625
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............       (40.18)%         13%(5)   $       307,706

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         5.30%           3%(5)   $        17,892
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............         9.61%          18%(5)   $        21,211
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............         1.54%          14%(5)   $        31,937
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        26.51%          13%(5)   $        40,436
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (22.95)%         18%(5)   $        27,092
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............       (40.19)%         13%(5)   $        27,189

CLASS Z
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         5.60%           3%(5)   $       121,366
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 ..........        10.14%          18%(5)   $       124,645

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         5.81%           3%(5)   $     1,695,372
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        10.73%          18%(5)   $     1,850,677
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............         2.57%          14%(5)   $     1,975,616
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        27.60%          13%(5)   $     1,761,429
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (22.37)%         18%(5)   $     1,038,491
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............       (39.73)%         13%(5)   $     1,066,607

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....         5.94%           3%(5)   $       113,690
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        10.96%          18%(5)   $       104,469
JUNE 30, 2004(9) TO SEPTEMBER 30, 2004 ...........        (4.85)%         14%(5)   $        52,884

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        18.29%          67%(5)   $         6,517
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        15.95%         142%(5)   $         2,317
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 ........        (5.77)%        145%(5)   $           832

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        17.83%          67%(5)   $           884
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        15.12%         142%(5)   $           554
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 ........        (6.19)%        145%(5)   $           144

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      NET REALIZED
                                                       BEGINNING           NET                 AND    DISTRIBUTIONS   DISTRIBUTIONS
                                                       NET ASSET    INVESTMENT          UNREALIZED         FROM NET        FROM NET
                                                       VALUE PER        INCOME      GAIN (LOSS) ON       INVESTMENT        REALIZED
                                                           SHARE        (LOSS)         INVESTMENTS           INCOME           GAINS
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND (CONTINUED)

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    30.69         (0.22)               5.36             0.00           (2.31)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    26.82         (0.50)(7)            4.54             0.00           (0.17)
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 ........    $    28.42         (0.34)(7)           (1.26)            0.00            0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    31.01         (0.07)               5.44             0.00           (2.31)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    26.83         (0.21)(7)            4.56             0.00           (0.17)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    23.87         (0.26)(7)            3.22             0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $    17.35         (0.13)               6.65             0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............    $    21.73         (0.16)              (4.22)            0.00            0.00
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............    $    36.22         (0.10)              (7.26)            0.00           (7.13)

SMALL COMPANY VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    15.95          0.01                1.72            (0.01)          (1.32)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    13.66          0.00                3.17             0.00           (0.88)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    11.56         (0.01)               1.63             0.00            0.48
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $     8.43          0.00                3.13             0.00            0.00
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 ........    $    10.00          0.00               (1.57)            0.00            0.00

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    15.48         (0.04)               1.65             0.00           (1.32)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    13.38         (0.07)               3.05             0.00           (0.88)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    11.41         (0.08)               1.57             0.00            0.48
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $     8.38         (0.06)               3.09             0.00            0.00
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 ........    $    10.00         (0.03)              (1.59)            0.00            0.00

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    15.48         (0.04)               1.65             0.00           (1.32)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    13.37         (0.04)               3.03             0.00           (0.88)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    11.41         (0.08)               1.56             0.00            0.48
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $     8.38         (0.04)               3.07             0.00            0.00
AUGUST 30, 2002(9) TO SEPTEMBER 30, 2002 .........    $     9.05          0.00               (0.67)            0.00            0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....    $    16.08         (0.01)               1.76            (0.03)          (1.32)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............    $    13.74          0.02                3.20             0.00           (0.88)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............    $    11.60          0.01                1.65             0.00            0.48
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............    $     8.44          0.01                3.15             0.00            0.00
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 ........    $    10.00          0.01               (1.57)            0.00            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                  WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                                                  ------------------------------------------------
                                                      DISTRIBUTIONS      ENDING          NET
                                                       IN EXCESS OF   NET ASSET   INVESTMENT
                                                           REALIZED   VALUE PER       INCOME       GROSS     EXPENSES         NET
                                                              GAINS       SHARE       (LOSS) EXPENSES(4)       WAIVED EXPENSES(4)
----------------------------------------------------------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND (CONTINUED)

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   33.52        (1.53)%     2.29%       (0.09)%      2.20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   30.69        (1.73)%     2.29%       (0.09)%      2.20%
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 ........             0.00   $   26.82        (1.29)%     2.27%       (0.07)%      2.20%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   34.07        (0.52)%     1.35%       (0.15)%      1.20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   31.01        (0.74)%     1.31%       (0.11)%      1.20%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   26.83        (0.97)%     1.25%       (0.05)%      1.20%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   23.87        (0.65)%     1.34%       (0.13)%      1.21%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............             0.00   $   17.35        (0.68)%     1.25%       (0.03)%      1.22%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............             0.00   $   21.73        (0.44)%     1.21%        0.00%       1.21%

SMALL COMPANY VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   16.35         0.06%      1.43%       (0.05)%      1.38%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   15.95         0.10%      1.44%       (0.09)%      1.35%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   13.66        (0.06)%     1.58%       (0.13)%      1.45%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   11.56         0.06%      1.43%        0.00%       1.43%
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 ........             0.00   $    8.43         0.00%      2.32%       (0.94)%      1.38%

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   15.77        (0.70)%     2.17%       (0.05)%      2.12%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   15.48        (0.70)%     2.21%       (0.09)%      2.12%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   13.38        (0.85)%     2.36%       (0.16)%      2.20%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   11.41        (0.67)%     2.18%        0.00%       2.18%
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 ........             0.00   $    8.38        (0.74)%     3.46%       (1.32)%      2.14%

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   15.77        (0.70)%     2.17%       (0.04)%      2.13%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   15.48        (0.67)%     2.20%       (0.09)%      2.11%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   13.37        (0.84)%     2.35%       (0.15)%      2.20%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   11.41        (0.80)%     2.18%        0.00%       2.18%
AUGUST 30, 2002(9) TO SEPTEMBER 30, 2002 .........             0.00   $    8.38         0.68%      7.48%       (5.28)%      2.20%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....             0.00   $   16.48         0.27%      1.29%       (0.09)%      1.20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............             0.00   $   16.08         0.33%      1.22%       (0.10)%      1.12%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............             0.00   $   13.74         0.15%      1.38%       (0.18)%      1.20%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............             0.00   $   11.60         0.21%      1.21%        0.00%       1.21%
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 ........             0.00   $    8.44         0.34%      3.58%       (2.35)%      1.23%

                                                                   PORTFOLIO         NET ASSETS AT
                                                          TOTAL     TURNOVER         END OF PERIOD
                                                      RETURN(2)      RATE(3)       (000'S OMITTED)
--------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND (CONTINUED)

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        17.82%          67%(5)   $           175
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        15.10%         142%(5)   $            77
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 ........        (5.59)%        145%(5)   $            28

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        18.44%          67%(5)   $       618,766
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        16.26%         142%(5)   $       523,190
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        12.40%         145%(5)   $       486,285
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        37.58%         163%(5)   $       432,328
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............       (20.16)%        169%(5)   $       329,964
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............       (23.33)%        206%(5)   $       431,695

SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        11.59%          58%(5)   $        91,808
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        23.97%          70%(5)   $        72,680
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        22.75%          64%(5)   $        31,068
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        37.20%          80%(5)   $         8,783
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 ........       (15.70)%         98%(5)   $         4,276

CLASS B
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        11.08%          58%(5)   $        16,757
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        23.01%          70%(5)   $        15,802
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        21.89%          64%(5)   $        11,571
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        36.23%          80%(5)   $         7,520
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 ........       (16.20)%         98%(5)   $         4,860

CLASS C
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        11.09%          58%(5)   $         5,498
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        23.11%          70%(5)   $         4,847
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        21.80%          64%(5)   $         2,769
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        36.23%          80%(5)   $         1,497
AUGUST 30, 2002(9) TO SEPTEMBER 30, 2002 .........        (7.40)%         98%(5)   $            59

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....        11.68%          58%(5)   $       270,939
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............        24.21%          70%(5)   $       140,337
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............        23.05%          64%(5)   $        59,797
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............        37.51%          80%(5)   $        33,583
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 ........       (15.60)%         98%(5)   $         5,465

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS         NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Includes net expenses allocated from Portfolio(s) in which the Fund invests.

(5) Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

(6) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

(7)   Calculated based upon average shares outstanding.

(8)   The Fund changed its year end from October 31 to September 30.

(9)   Commencement of operations.

NOTES TO FINANCIAL STATEMENTS         WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at March 31, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the C&B Large Cap Value Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, International Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, and Small Company Value Fund.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                                                                                         After
                                                  Before Reorganization                                             Reorganization
                                               ------------------------------------------------------------------   ---------------
                                                                 Target Funds                     Acquiring Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    WELLS FARGO       WELLS FARGO
                                                  STRONG           STRONG                              LARGE           ADVANTAGE
                                                  ADVISOR           BLUE           WELLS FARGO        COMPANY        LARGE COMPANY
      FUND                                      FOCUS FUND        CHIP FUND        GROWTH FUND     GROWTH FUND*       GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
      SHARES:
-----------------------------------------------------------------------------------------------------------------------------------
      CLASS A                                       113,416                 0        9,614,528         9,136,049        11,741,584
-----------------------------------------------------------------------------------------------------------------------------------
      CLASS B(1)                                    148,305                 0          600,938         4,721,058         4,841,404
-----------------------------------------------------------------------------------------------------------------------------------
      CLASS C(1)                                     21,133                 0                0           592,034           592,034
-----------------------------------------------------------------------------------------------------------------------------------
      SELECT CLASS(4)                                     0                 0                0         1,055,462                 0
-----------------------------------------------------------------------------------------------------------------------------------
      CLASS Z                                             0                 0                0                 0         2,963,752
-----------------------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                 0                 0                0                 0        43,483,684
-----------------------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS(2)                              0                 0        2,099,734        42,786,098         1,055,462
-----------------------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS(3)                                   0        11,122,341                0                 0                 0
-----------------------------------------------------------------------------------------------------------------------------------
      NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
      CLASS A                                  $    724,634    $            0    $ 115,605,061    $  411,571,874    $  528,949,205
-----------------------------------------------------------------------------------------------------------------------------------
      CLASS B(1)                                    915,446                 0        4,890,229       191,839,332       196,729,561
-----------------------------------------------------------------------------------------------------------------------------------
      CLASS C(1)                                    132,190                 0                0        24,102,082        24,102,082
-----------------------------------------------------------------------------------------------------------------------------------
      SELECT CLASS(4)                                     0                 0                0        45,157,984                 0
-----------------------------------------------------------------------------------------------------------------------------------
      CLASS Z                                             0                 0                0                 0       126,842,039
-----------------------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                 0                 0                0                 0     1,861,005,652
-----------------------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS(2)                              0                 0       29,855,154     1,831,150,498        45,157,984
-----------------------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS(3)                                   0       126,842,039                0                 0                 0
-----------------------------------------------------------------------------------------------------------------------------------
      UNREALIZED APPRECIATION (DEPRECIATION)   $     (6,664)   $   (6,153,196)   $  21,387,228    $   76,720,601    $   91,947,969
-----------------------------------------------------------------------------------------------------------------------------------
      ACCUMULATED NET REALIZED LOSSES          $ (3,571,103)   $ (140,063,161)   $ (51,572,336)   $ (411,601,756)   $ (606,808,356)
-----------------------------------------------------------------------------------------------------------------------------------

      * DESIGNATES THE ACCOUNTING SURVIVOR.

      (1) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, CLASS B AND CLASS C OF THE STRONG ADVISOR FOCUS FUND MERGED INTO CLASS A OF THE WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND.

      (2) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, INSTITUTIONAL CLASS OF THE WELLS FARGO GROWTH FUND MERGED INTO ADMINISTRATOR CLASS OF THE WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND (PREVIOUSLY NAMED INSTITUTIONAL CLASS OF THE WELLS FARGO LARGE COMPANY GROWTH FUND).

      (3) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, INVESTOR CLASS OF THE STRONG BLUE CHIP FUND MERGED INTO CLASS Z OF THE WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND.

      (4) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, SELECT CLASS OF THE WELLS FARGO LARGE COMPANY GROWTH FUND WAS RENAMED INSTITUTIONAL CLASS OF THE WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                             Before Reorganization                 After Reorganization
-----------------------------------------------------------------------------------------------    --------------------
                                                      Target Fund             Acquiring Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                                       WELLS FARGO
                                                STRONG ADVISOR UTILITIES        WELLS FARGO          ADVANTAGE EQUITY
      FUND                                           & ENERGY FUND          EQUITY INCOME FUND*        INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
      SHARES:
-----------------------------------------------------------------------------------------------------------------------
        CLASS A                                            183,668                 5,439,667              5,494,907
-----------------------------------------------------------------------------------------------------------------------
        CLASS B                                             29,573                 2,010,652              2,019,423
-----------------------------------------------------------------------------------------------------------------------
        CLASS C                                             16,639                   210,962                215,721
-----------------------------------------------------------------------------------------------------------------------
        ADMINISTRATOR CLASS                                      0                         0             23,161,747
-----------------------------------------------------------------------------------------------------------------------
        INSTITUTIONAL CLASS(1)                                   0                23,161,747                      0
-----------------------------------------------------------------------------------------------------------------------
        NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
        CLASS A                                      $   1,933,655             $ 190,411,338          $ 192,344,993
-----------------------------------------------------------------------------------------------------------------------
        CLASS B                                            306,937                70,367,923             70,674,860
-----------------------------------------------------------------------------------------------------------------------
        CLASS C                                            172,341                 7,640,254              7,812,595
-----------------------------------------------------------------------------------------------------------------------
        ADMINISTRATOR CLASS                                      0                         0            809,702,767
-----------------------------------------------------------------------------------------------------------------------
        INSTITUTIONAL CLASS(1)                                   0               809,702,767                      0
-----------------------------------------------------------------------------------------------------------------------
        UNREALIZED APPRECIATION (DEPRECIATION)       $     164,280             $ (58,517,831)         $ (58,353,551)
-----------------------------------------------------------------------------------------------------------------------
        ACCUMULATED NET REALIZED GAINS (LOSSES)      $     439,215             $ 185,240,718          $ 185,679,933
-----------------------------------------------------------------------------------------------------------------------

      * DESIGNATES THE ACCOUNTING SURVIVOR.

      (1) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, INSTITUTIONAL CLASS OF THE WELLS FARGO EQUITY INCOME FUND WAS RENAMED ADMINISTRATOR CLASS OF THE WELLS FARGO ADVANTAGE EQUITY INCOME FUND.

      On February 3, 2004, the Board of Trustees of the Trust and on February 18, 2004, the Boards of Trustees of The Cooke & Bieler Funds approved an Agreement and Plan of Reorganization of the Cooke & Bieler Portfolios (C&B Portfolios) into the Funds as defined above. Effective at the close of business on July 23, 2004, the Wells Fargo C&B Large Cap Value Fund acquired all of the net assets of the C&B Large Cap Value Portfolio.

      Effective April 11, 2005, the Wells Fargo Funds changed its name to WELLS FARGO ADVANTAGE FUNDS. Also at this time, the Institutional Class changed its name to Administrator Class and the Select Class changed its name to Institutional Class.

      Effective April 11, 2005, the Wells Fargo Overseas Fund changed its name to the Wells Fargo Advantage International Value Fund, and the Wells Fargo Large Cap Value Fund changed its name to the Wells Fargo Advantage Equity Value Fund. Also, effective April 11, 2005, the Institutional Class of the Growth Equity Fund and Class B, Class C, and Administrator Class shares of the International Value Fund commenced operations.

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

      The C&B Large Cap Value Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, International Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, and Small Company Value Fund each seek to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, a "Master Portfolio", collectively, the "Master Portfolios") of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio's income, expenses, and realized and unrealized gains and losses. The financial statements of the Master Portfolios are in this report and should be read in conjunction with each Fund's financial statements. The ownership percentages of each Master Portfolio by the C&B Large Cap Value Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, International Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, and Small Company Value Fund are as follows:

NOTES TO FINANCIAL STATEMENTS         WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                         Diversified    Equity
                                             C&B Large     Diversified      Small       Income       Equity      Growth
                                           Cap Value Fund  Equity Fund    Cap Fund       Fund      Value Fund  Equity Fund
--------------------------------------------------------------------------------------------------------------------------
      C&B LARGE CAP VALUE PORTFOLIO              67%           14%           N/A          N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
      DISCIPLINED GROWTH PORTFOLIO              N/A            37%           N/A          N/A         N/A           16%
--------------------------------------------------------------------------------------------------------------------------
      EQUITY INCOME PORTFOLIO                   N/A            11%           N/A           75%        N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
      EQUITY VALUE PORTFOLIO                    N/A            25%           N/A          N/A          16%         N/A
--------------------------------------------------------------------------------------------------------------------------
      INDEX PORTFOLIO                           N/A            15%           N/A          N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL CORE PORTFOLIO              N/A            32%           N/A          N/A         N/A           28%
--------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL GROWTH PORTFOLIO            N/A            19%           N/A          N/A         N/A           17%
--------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL INDEX PORTFOLIO             N/A            32%           N/A          N/A         N/A           28%
--------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL VALUE PORTFOLIO             N/A            31%           N/A          N/A         N/A           28%
--------------------------------------------------------------------------------------------------------------------------
      LARGE CAP APPRECIATION PORTFOLIO          N/A            25%           N/A          N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
      LARGE COMPANY GROWTH PORTFOLIO            N/A             7%           N/A          N/A         N/A            5%
--------------------------------------------------------------------------------------------------------------------------
      SMALL CAP INDEX PORTFOLIO                 N/A            12%            55%         N/A         N/A           18%
--------------------------------------------------------------------------------------------------------------------------
      SMALL COMPANY GROWTH PORTFOLIO            N/A             5%            21%         N/A         N/A            7%
--------------------------------------------------------------------------------------------------------------------------
      SMALL COMPANY VALUE PORTFOLIO             N/A            41%            18%         N/A         N/A            6%
--------------------------------------------------------------------------------------------------------------------------
      STRATEGIC SMALL CAP VALUE PORTFOLIO       N/A            12%            55%         N/A         N/A           18%
--------------------------------------------------------------------------------------------------------------------------

                                                                   Large Cap         Large          Small         Small
                                                International     Appreciation      Company        Company       Company
                                                  Value Fund          Fund        Growth Fund    Growth Fund    Value Fund
--------------------------------------------------------------------------------------------------------------------------
      INDEX PORTFOLIO                                N/A              N/A             N/A            N/A           N/A
--------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL VALUE PORTFOLIO                    1%             N/A             N/A            N/A           N/A
--------------------------------------------------------------------------------------------------------------------------
      LARGE CAP APPRECIATION PORTFOLIO               N/A               43%            N/A            N/A           N/A
--------------------------------------------------------------------------------------------------------------------------
      LARGE COMPANY GROWTH PORTFOLIO                 N/A              N/A              77%           N/A           N/A
--------------------------------------------------------------------------------------------------------------------------
      SMALL COMPANY GROWTH PORTFOLIO                 N/A              N/A             N/A             61%          N/A
--------------------------------------------------------------------------------------------------------------------------
      SMALL COMPANY VALUE PORTFOLIO                  N/A              N/A             N/A            N/A            62%
--------------------------------------------------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in the Master Portfolios are valued daily based upon each fund's proportionate share of each Master Portfolio's net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually, with the exception of the Equity Income Fund, for which net investment income, if any, is declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at March 31, 2006.

      At September 30, 2005, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                   Capital Loss
      Fund                                   Year Expires         Carryforwards
--------------------------------------------------------------------------------
      LARGE COMPANY GROWTH FUND                  2007              $ 11,428,295
                                                 2008                   234,113
                                                 2009                26,848,447
                                                 2010               145,793,339
                                                 2011               260,092,200
                                                 2012                46,100,191
                                                 2013                 6,235,040
--------------------------------------------------------------------------------

      At September 30, 2005, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                                                     Deferred
                                                                   Post-October
      Fund                                                         Capital Loss
--------------------------------------------------------------------------------
      INTERNATIONAL VALUE FUND                                           $1,685
--------------------------------------------------------------------------------

      The capital loss carryforwards may include capital losses acquired from a merger as discussed in Note 1. The yearly utilization of any acquired capital loss is limited by the Code.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      For each Fund that invests all of its assets in single Master Portfolios, Funds Management does not currently receive investment advisory fees. For each Fund that is invested in multiple Master Portfolios, Funds Management is entitled to receive an investment advisory fee of 0.25% of each Fund's average daily net assets for providing such advisory services, including the determination of the asset allocations of each Fund's investments in the various Master Portfolios. Funds Management acts as adviser to the Master Portfolios, and is entitled to receive fees from the Master Portfolios for those services. Prior to December 6, 2004, the C&B Large Cap Value Fund invested its assets directly in a portfolio of securities. Accordingly, Funds Management was entitled to receive an advisory fee for its services as adviser. Funds Management was paid a monthly fee at the following annual rates:

                                                                 Advisory Fees
                                           Average Daily          (% of Daily
      Fund                                   Net Assets           Net Assets)
--------------------------------------------------------------------------------
      C&B LARGE CAP VALUE FUND           First $500 million          0.750
                                          Next $500 million          0.700
                                            Next $2 billion          0.650
                                            Next $2 billion          0.625
                                            Over $5 billion          0.600
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS         WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

      Each Fund that invests its assets in one or more of the Master Portfolios may withdraw its investments from its corresponding Master Portfolio(s) at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding subadviser, if any) may receive an investment advisory fee for the direct management of those assets.

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                            Administration Fees
                                         Average Daily         (% of Average
                                           Net Assets        Daily Net Assets)
--------------------------------------------------------------------------------
      FUND LEVEL                        First $5 billion           0.05
                                         Next $5 billion           0.04
                                        Over $10 billion           0.03
--------------------------------------------------------------------------------
      CLASS A                           All asset levels           0.28
--------------------------------------------------------------------------------
      CLASS B                           All asset levels           0.28
--------------------------------------------------------------------------------
      CLASS C                           All asset levels           0.28
--------------------------------------------------------------------------------
      CLASS D                           All asset levels           0.28
--------------------------------------------------------------------------------
      CLASS Z                                                      0.45
--------------------------------------------------------------------------------
      ADMINISTRATOR CLASS*              All asset levels           0.10
--------------------------------------------------------------------------------
      INSTITUTIONAL CLASS**                                        0.08

      * PRIOR TO APRIL 11, 2005, THE CLASS LEVEL FEE WAS 0.20%.

      ** PRIOR TO APRIL 11, 2005, THE CLASS LEVEL FEE WAS 0.10%.

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. Transfer agent fees are paid by Funds Management and not by the Funds.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

      Prior to December 6, 2004, the C&B Large Cap Value Fund invested its assets in a portfolio of securities. Accordingly, WFB was entitled to a monthly fee for custody services at the following annual rates:

                                                                 % of Average
      Fund                                                     Daily Net Assets
--------------------------------------------------------------------------------
      C&B LARGE CAP VALUE FUND                                       0.02
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                 % of Average
      Share Class                                              Daily Net Assets
--------------------------------------------------------------------------------
      CLASS A, CLASS B, CLASS C, CLASS D, CLASS Z                    0.25
--------------------------------------------------------------------------------
      ADMINISTRATOR CLASS***                                         0.25

      *** PRIOR TO APRIL 11, 2005, THE CLASS LEVEL FEE WAS 0.10% FOR THE C&B LARGE CAP VALUE FUND, DIVERSIFIED SMALL CAP FUND, SMALL COMPANY GROWTH FUND, AND SMALL COMPANY VALUE FUND. ALL OTHER EQUITY GATEWAY FUNDS DID NOT PAY SHAREHOLDER SERVICING FEES FOR THIS CLASS LEVEL PRIOR TO APRIL 11, 2005.

      For the period ended March 31, 2006, shareholder servicing fees paid were as follows:

                                                                                     Administrator  Institutional
      Fund                           Class a   Class B  Class C   Class D  Class Z       Class          Class
-----------------------------------------------------------------------------------------------------------------
      C&B LARGE CAP VALUE FUND      $ 65,379  $ 31,053  $17,499  $203,176      N/A    $  267,916       $  0
-----------------------------------------------------------------------------------------------------------------
      DIVERSIFIED EQUITY FUND        148,821    77,109    8,887       N/A      N/A     1,477,635        N/A
-----------------------------------------------------------------------------------------------------------------
      DIVERSIFIED SMALL CAP FUND         N/A       N/A      N/A       N/A      N/A       750,515        N/A
-----------------------------------------------------------------------------------------------------------------
      EQUITY INCOME FUND             223,125    67,892    7,554       N/A      N/A       799,125        N/A

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                                     Administrator  Institutional
      Fund                           Class a   Class B  Class C   Class D   Class Z      Class          Class
-----------------------------------------------------------------------------------------------------------------
      EQUITY VALUE                     4,932     2,944      486       N/A       N/A      81,129         N/A
-----------------------------------------------------------------------------------------------------------------
      GROWTH EQUITY FUND              29,160    10,380    1,212       N/A       N/A     506,994           0
-----------------------------------------------------------------------------------------------------------------
      INTERNATIONAL VALUE FUND           921       476      102       N/A       N/A         272         N/A
-----------------------------------------------------------------------------------------------------------------
      LARGE CAP APPRECIATION FUND     42,054     4,128    1,026       N/A       N/A      23,889         N/A
-----------------------------------------------------------------------------------------------------------------
      LARGE COMPANY GROWTH FUND      674,434   219,733   24,349       N/A  $155,876   2,225,661           0
-----------------------------------------------------------------------------------------------------------------
      SMALL COMPANY GROWTH FUND        3,975       830      170       N/A       N/A     691,642         N/A
-----------------------------------------------------------------------------------------------------------------
      SMALL COMPANY VALUE FUND       102,134    20,012    6,493       N/A       N/A     254,759         N/A
-----------------------------------------------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      Prior to April 11, 2005, Stephens, Inc. served as distributor to the applicable Funds and received distribution fees at an annual rate of 0.75% of average daily net assets of the funds' Class B and Class C shares.

      For the period ended March 31, 2006, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the period ended March 31, 2006, were waived by Funds Management proportionately from all classes, first from advisory or administration fees, and then from any class specific expenses, if applicable. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios during the period were as follows:

                                                        Net Operating Expense Ratios
                                                        ----------------------------
      Fund                           Class A   Class B  Class C   Class D   Class Z  Administrator  Institutional
-----------------------------------------------------------------------------------------------------------------
      C&B LARGE CAP VALUE FUND         1.20%     1.95%    1.95%     1.20%       N/A      0.95%          0.70%
-----------------------------------------------------------------------------------------------------------------
      DIVERSIFIED EQUITY FUND          1.25%     2.00%    2.00%       N/A       N/A      1.00%            N/A
-----------------------------------------------------------------------------------------------------------------
      DIVERSIFIED SMALL CAP FUND         N/A       N/A      N/A       N/A       N/A      1.20%            N/A
-----------------------------------------------------------------------------------------------------------------
      EQUITY INCOME FUND               1.10%     1.85%    1.85%       N/A       N/A      0.85%            N/A
-----------------------------------------------------------------------------------------------------------------
      EQUITY VALUE FUND                1.25%     2.00%    2.00%       N/A       N/A      1.00%            N/A
-----------------------------------------------------------------------------------------------------------------
      GROWTH EQUITY FUND               1.50%     2.25%    2.25%       N/A       N/A      1.25%          1.05%
-----------------------------------------------------------------------------------------------------------------
      INTERNATIONAL VALUE FUND         1.50%     2.25%    2.25%       N/A       N/A      1.25%            N/A
-----------------------------------------------------------------------------------------------------------------
      LARGE CAP APPRECIATION FUND      1.25%     2.00%    2.00%       N/A       N/A      1.00%            N/A
-----------------------------------------------------------------------------------------------------------------
      LARGE COMPANY GROWTH FUND        1.20%     1.95%    1.95%       N/A     1.37%      0.95%          0.75%
-----------------------------------------------------------------------------------------------------------------
      SMALL COMPANY GROWTH FUND        1.45%     2.20%    2.20%       N/A       N/A      1.20%            N/A
-----------------------------------------------------------------------------------------------------------------
      SMALL COMPANY VALUE FUND         1.38%     2.12%    2.13%       N/A       N/A      1.20%            N/A
-----------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS         WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the period ended March 31, 2006, were as follows:

      Fund*                                Purchases at Cost     Sales Proceeds
--------------------------------------------------------------------------------
      C&B LARGE CAP VALUE FUND               $  76,888,628       $  82,476,550
--------------------------------------------------------------------------------
      DIVERSIFIED EQUITY FUND                  264,413,034         304,553,977
--------------------------------------------------------------------------------
      DIVERSIFIED SMALL CAP FUND               325,468,795         247,263,209
--------------------------------------------------------------------------------
      EQUITY INCOME FUND                        29,517,049         211,599,605
--------------------------------------------------------------------------------
      EQUITY VALUE FUND                         37,563,866          37,793,498
--------------------------------------------------------------------------------
      GROWTH EQUITY FUND                       150,868,210         158,488,366
--------------------------------------------------------------------------------
      INTERNATIONAL VALUE FUND                     170,820             315,801
--------------------------------------------------------------------------------
      LARGE CAP APPRECIATION FUND               47,423,192          45,842,685
--------------------------------------------------------------------------------
      LARGE COMPANY GROWTH FUND                 69,621,709         358,690,605
--------------------------------------------------------------------------------
      SMALL COMPANY GROWTH FUND                372,574,750         395,916,883
--------------------------------------------------------------------------------
      SMALL COMPANY VALUE FUND                 221,236,440         273,945,795
--------------------------------------------------------------------------------

      * THESE FUNDS SEEK TO ACHIEVE THEIR INVESTMENT OBJECTIVES BY INVESTING SOME OR ALL OF ITS INVESTABLE ASSETS IN ONE OR MORE MASTER PORTFOLIOS. PURCHASES AND SALES RELATED TO THESE INVESTMENTS HAVE BEEN CALCULATED BY AGGREGATING THE RESULTS OF MULTIPLYING SUCH FUND'S OWNERSHIP PERCENTAGE OF THE RESPECTIVE MASTER PORTFOLIO BY THE CORRESPONDING MASTER PORTFOLIO'S PURCHASES AND SALES.

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the period ended March 31, 2006, there were no borrowings by the Equity Gateway Funds under the agreement.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 95.01%

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 3.36%
        435,900    JONES APPAREL GROUP INCORPORATED                                                                 $    15,417,783
        208,400    VF CORPORATION                                                                                        11,857,960

                                                                                                                         27,275,743
                                                                                                                    ---------------

BUSINESS SERVICES - 7.71%
            122    INTERPUBLIC GROUP OF COMPANIES INCORPORATED+                                                               1,167
        369,800    MANPOWER INCORPORATED                                                                                 21,145,164
        749,000    MICROSOFT CORPORATION                                                                                 20,380,290
        251,800    OMNICOM GROUP INCORPORATED                                                                            20,962,350

                                                                                                                         62,488,971
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 5.58%
        565,700    AVON PRODUCTS INCORPORATED                                                                            17,632,869
        337,300    COLGATE-PALMOLIVE COMPANY                                                                             19,259,830
        236,100    MERCK & COMPANY INCORPORATED                                                                           8,317,803

                                                                                                                         45,210,502
                                                                                                                    ---------------

COMMUNICATIONS - 4.63%
        555,000    COMCAST CORPORATION CLASS A+                                                                          14,496,600
      1,103,000    VODAFONE GROUP PLC ADR<<                                                                              23,052,700

                                                                                                                         37,549,300
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 8.07%
        609,000    BANK OF AMERICA CORPORATION<<                                                                         27,733,860
        362,600    JP MORGAN CHASE & COMPANY                                                                             15,098,664
        374,270    STATE STREET CORPORATION                                                                              22,617,136

                                                                                                                         65,449,660
                                                                                                                    ---------------

EATING & DRINKING PLACES - 5.26%
        604,000    ARAMARK CORPORATION CLASS B                                                                           17,842,160
        721,600    MCDONALD'S CORPORATION                                                                                24,794,176

                                                                                                                         42,636,336
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 7.20%
        722,120    AMERICAN POWER CONVERSION CORPORATION                                                                 16,688,193
        668,300    FLEXTRONICS INTERNATIONAL LIMITED+                                                                     6,916,905
        697,100    MOLEX INCORPORATED CLASS A                                                                            20,717,812
        680,700    NOKIA OYJ ADR                                                                                         14,104,104

                                                                                                                         58,427,014
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.44%
        228,000    QUEST DIAGNOSTICS INCORPORATED                                                                        11,696,400
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 3.11%
        290,100    ANHEUSER-BUSCH COMPANIES INCORPORATED<<                                                               12,407,577
        201,500    DIAGEO PLC ADR<<                                                                                      12,781,145

                                                                                                                         25,188,722
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GENERAL MERCHANDISE STORES - 1.41%
        820,200    BIG LOTS INCORPORATED+                                                                           $    11,449,992
                                                                                                                    ---------------

HEALTH SERVICES - 1.63%
        289,000    HCA INCORPORATED                                                                                      13,233,310
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 2.46%
          6,630    BERKSHIRE HATHAWAY INCORPORATED CLASS B+                                                              19,969,560
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.27%
        535,800    DOVER CORPORATION                                                                                     26,018,448
        213,800    EATON CORPORATION                                                                                     15,600,986
        403,000    PITNEY BOWES INCORPORATED                                                                             17,300,790

                                                                                                                         58,920,224
                                                                                                                    ---------------

INSURANCE CARRIERS - 4.80%
        361,800    ALLSTATE CORPORATION                                                                                  18,853,398
        334,000    MBIA INCORPORATED                                                                                     20,083,420

                                                                                                                         38,936,818
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.02%
        450,600    BAXTER INTERNATIONAL INCORPORATED                                                                     17,487,786
        135,000    BECTON DICKINSON & COMPANY                                                                             8,313,300
        646,000    BOSTON SCIENTIFIC CORPORATION+<<                                                                      14,890,300

                                                                                                                         40,691,386
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 5.33%
        588,000    HASBRO INCORPORATED                                                                                   12,406,800
        174,500    JOHNSON & JOHNSON                                                                                     10,333,890
        760,500    TYCO INTERNATIONAL LIMITED                                                                            20,442,240

                                                                                                                         43,182,930
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.45%
        418,685   ZALE CORPORATION+                                                                                      11,735,741
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 6.26%
        441,000   AMERICAN EXPRESS COMPANY                                                                               23,174,550
        446,000   COUNTRYWIDE FINANCIAL CORPORATION                                                                      16,368,200
        184,000   FREDDIE MAC                                                                                            11,224,000

                                                                                                                         50,766,750
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 2.32%
        325,299    KIMBERLY-CLARK CORPORATION                                                                            18,802,282
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 4.76%
        382,300    EXXON MOBIL CORPORATION                                                                               23,266,778
        246,100    ROYAL DUTCH SHELL PLC ADR CLASS A                                                                     15,322,186

                                                                                                                         38,588,964
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PRIMARY METAL INDUSTRIES - 1.28%
        202,600    HUBBELL INCORPORATED CLASS B                                                                     $    10,385,276
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.94%
        262,400    GANNETT COMPANY INCORPORATED                                                                          15,723,008
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.66%
        210,600    GENERAL DYNAMICS CORPORATION                                                                          13,474,188
                                                                                                                    ---------------

WATER TRANSPORTATION - 1.06%
        182,000    CARNIVAL CORPORATION<<                                                                                 8,621,340
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $734,869,870)                                                                                 770,404,417
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 11.20%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
         31,360    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    31,360
         23,762    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           23,762

                                                                                                                             55,122
                                                                                                                    ---------------


PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 11.19%
$       328,700    AMERICAN GENERAL FINANCE CORPORATION+/-                                4.78%       04/13/2007            328,835
        136,849    APRECO LLC                                                             4.62        05/15/2006            136,084
        299,519    APRECO LLC                                                             4.94        06/15/2006            296,569
        182,611    ASPEN FUNDING CORPORATION                                              4.92        04/03/2006            182,611
      1,826,112    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                        4.62        11/03/2006          1,826,112
        205,584    ATLAS CAPITAL FUNDING LIMITED                                          4.80        04/17/2006            205,203
        438,267    ATLAS CAPITAL FUNDING LIMITED                                          4.62        05/15/2006            435,817
        913,056    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80        10/20/2006            913,056
        913,056    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80        12/22/2006            913,056
        146,089    ATOMIUM FUNDING CORPORATION                                            4.53        04/12/2006            145,915
        126,696    BETA FINANCE INCORPORATED SERIES MTN+/-                                4.88        06/02/2006            126,712
     18,188,077    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $18,195,549)                                           4.93        04/03/2006         18,188,077
        542,136    BUCKINGHAM CDO LLC++                                                   4.60        04/06/2006            541,919
      1,777,391    BUCKINGHAM CDO LLC                                                     4.82        04/21/2006          1,773,161
        913,056    BUCKINGHAM CDO LLC                                                     4.82        04/25/2006            910,399
        949,578    BUCKINGHAM II CDO LLC++                                                4.83        04/25/2006            946,815
      3,652,224    BUCKINGHAM II CDO LLC                                                  4.83        04/26/2006          3,641,121
      1,095,667    CAIRN HIGH GRADE FUNDING I                                             4.59        04/06/2006          1,095,229
         87,653    CAIRN HIGH GRADE FUNDING I                                             4.71        04/26/2006             87,387
      1,533,934    CAIRN HIGH GRADE FUNDING I                                             4.83        04/27/2006          1,529,072
        913,056    CAIRN HIGH GRADE FUNDING I++                                           4.83        05/02/2006            909,559
        474,789    CAIRN HIGH GRADE FUNDING I                                             4.77        05/10/2006            472,453
      1,836,521    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78        04/05/2006          1,836,043
        504,007    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69        05/08/2006            501,658
        162,414    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70        05/10/2006            161,615
        730,445    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72        05/12/2006            726,654

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       365,222    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90%       06/07/2006    $       362,019
        972,039    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92        06/12/2006            962,854
      2,008,723    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72        04/12/2006          2,008,723
        365,222    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75        04/18/2007            365,222
      1,285,583    CONSOLIDATED EDISON INCORPORATED                                       4.90        04/03/2006          1,285,583
         91,306    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                       4.81        04/13/2006             91,185
      1,132,190    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                     4.92        05/04/2006          1,131,623
        913,056    CULLINAN FINANCE CORPORATION+/-                                        4.71        11/15/2006            913,020
        730,445    DEER VALLEY FUNDING LLC++                                              4.51        04/10/2006            729,766
        933,326    DEER VALLEY FUNDING LLC                                                4.81        04/17/2006            931,599
      2,225,191    DEER VALLEY FUNDING LLC                                                4.83        04/19/2006          2,220,473
        474,789    DEER VALLEY FUNDING LLC                                                4.80        05/03/2006            472,904
      1,826,112    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $1,826,849)                                            4.84        04/03/2006          1,826,112
      1,749,014    EIFFEL FUNDING LLC                                                     4.91        04/03/2006          1,749,014
        109,567    EIFFEL FUNDING LLC                                                     4.78        04/17/2006            109,364
      1,315,568    EUREKA SECURITIZATION INCORPORATED                                     4.88        05/16/2006          1,308,043
         30,094    GALLEON CAPITAL LLC                                                    4.65        04/03/2006             30,094
         54,783    GEMINI SECURITIZATION INCORPORATED                                     4.90        05/24/2006             54,410
        876,534    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97        06/30/2006            876,534
      2,616,819    HARRIER FINANCE FUNDING LLC                                            4.62        04/03/2006          2,616,819
        584,356    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03        06/06/2006            584,356
      7,334,023    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $7,337,036)                                            4.93        04/03/2006          7,334,023
         47,479    K2 (USA) LLC                                                           4.63        05/02/2006             47,297
        168,915    K2 (USA) LLC SERIES MTN+/-                                             4.87        07/24/2006            168,958
        547,834    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84        03/20/2007            547,724
         73,044    KLIO II FUNDING CORPORATION                                            4.58        04/05/2006             73,026
         88,019    KLIO III FUNDING CORPORATION                                           4.69        04/19/2006             87,832
         36,522    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62        05/02/2006             36,382
        138,638    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69        05/10/2006            137,956
        913,056    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81        05/26/2006            913,111
         73,044    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68        09/12/2006             73,045
        219,133    LIQUID FUNDING LIMITED+/-                                              4.94        04/24/2006            219,142
        840,012    LIQUID FUNDING LIMITED+/-                                              4.71        08/14/2006            840,012
        547,834    LIQUID FUNDING LIMITED+/-                                              4.61        12/01/2006            547,834
        219,133    LIQUID FUNDING LIMITED SERIES MTN+/-                                   4.83        02/20/2007            219,123
        365,222    MBIA GLOBAL FUNDING LLC+/-                                             4.78        02/20/2007            365,201
      1,835,243    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  4.80        10/27/2006          1,836,619
      1,095,667    MORGAN STANLEY+/-                                                      4.94        10/10/2006          1,095,667
        168,915    MORGAN STANLEY SERIES EXL+/-                                           4.78        08/13/2010            168,961
        628,876    MORTGAGE INTEREST NET TRUST                                            4.68        04/03/2006            628,876
        825,403    MORTGAGE INTEREST NET TRUST                                            4.78        05/03/2006            822,126
         36,522    NATIONWIDE BUILDING SOC+/-                                             4.74        07/21/2006             36,540
        805,425    NEWPORT FUNDING CORPORATION                                            4.92        04/03/2006            805,425

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,105,857    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                              4.78%       04/03/2006    $     1,105,857
      1,278,278    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.68        04/04/2006          1,278,112
        162,816    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.93        06/26/2006            160,970
         69,392    NORDEA NORTH AMERICA INCORPORATED                                      4.89        05/15/2006             69,004
      1,926,548    NORTHERN ROCK PLC+/-                                                   4.63        04/21/2006          1,926,279
        144,372    NORTHERN ROCK PLC                                                      4.69        04/24/2006            143,971
      1,826,112    NORTHERN ROCK PLC+/-                                                   4.66        02/05/2007          1,826,130
        147,732    RACERS TRUST 2004-6-MM+/-                                              4.79        05/22/2006            147,753
         36,522    SCALDIS CAPITAL LIMITED                                                4.93        06/15/2006             36,163
        146,089    TANGO FINANCE CORPORATION                                              4.95        06/21/2006            144,532
        422,307    TANGO FINANCE CORPORATION SERIES MTN+/-                                4.87        10/25/2006            422,446
        211,135    TRAVELERS INSURANCE COMPANY+/-                                         4.77        02/09/2007            211,131
        913,056    UNICREDITO ITALIANO SERIES LIB+/-                                      4.70        03/09/2007            913,001
        913,056    UNICREDITO ITALIANO SERIES YCD+/-                                      4.47        04/03/2006            913,056
      1,387,845    US BANK NA SERIES BKNT+/-                                              4.66        07/28/2006          1,387,887
        365,222    WHISTLEJACKET CAPITAL LIMITED+/-                                       4.65        06/09/2006            365,222
         36,522    WHITE PINE FINANCE LLC                                                 4.64        04/18/2006             36,450
        182,611    WHITE PINE FINANCE LLC                                                 4.82        05/05/2006            181,833
        149,084    WHITE PINE FINANCE LLC                                                 4.84        05/25/2006            148,048
        112,196    WHITE PINE FINANCE LLC                                                 4.93        06/20/2006            111,015
        963,785    WHITE PINE FINANCE LLC                                                 4.93        06/22/2006            953,377
        913,056    WHITE PINE FINANCE LLC+/-                                              4.70        07/17/2006            913,056
        876,534    WHITE PINE FINANCE LLC SERIES MTN1+/-                                  4.81        06/12/2006            876,613

                                                                                                                         90,737,635
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $90,792,757)                                                               90,792,757
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 4.87%
     39,523,765    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                                            39,523,765
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $39,523,765)                                                                          39,523,765
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES

(COST $865,186,392)*                           111.08%                                                              $   900,720,939
OTHER ASSETS AND LIABILITIES, NET              (11.08)                                                                  (89,831,874)
                                               ------                                                               ---------------

TOTAL NET ASSETS                               100.00%                                                              $   810,889,065
                                               ======                                                               ===============


+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $39,523,765.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 98.49%

APPAREL & ACCESSORY STORES - 3.00%
        144,600    NORDSTROM INCORPORATED                                                                           $     5,665,428
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 4.65%
        100,000    FASTENAL COMPANY                                                                                       4,734,000
         95,700    HOME DEPOT INCORPORATED                                                                                4,048,110

                                                                                                                          8,782,110
                                                                                                                    ---------------

BUSINESS SERVICES - 14.60%
        104,000    ADOBE SYSTEMS INCORPORATED<<                                                                           3,631,680
         96,100    CHECKFREE CORPORATION<<+                                                                               4,853,050
         55,000    COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                    3,271,950
        152,000    ELECTRONIC DATA SYSTEMS CORPORATION<<                                                                  4,078,160
        232,900    MICROSOFT CORPORATION                                                                                  6,337,209
        139,300    ROBERT HALF INTERNATIONAL INCORPORATED                                                                 5,378,373

                                                                                                                         27,550,422
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 10.47%
         49,600    GENENTECH INCORPORATED+                                                                                4,191,696
         50,000    GENZYME CORPORATION+                                                                                   3,361,000
        105,100    GILEAD SCIENCES INCORPORATED+                                                                          6,539,322
         98,300    PROCTER & GAMBLE COMPANY                                                                               5,664,046

                                                                                                                         19,756,064
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 13.49%
        109,000    AMPHENOL CORPORATION CLASS A                                                                           5,687,620
        259,600    CISCO SYSTEMS INCORPORATED+                                                                            5,625,532
         50,700    L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                               4,349,553
         74,000    MAXIM INTEGRATED PRODUCTS INCORPORATED<<                                                               2,749,100
        112,000    TEXAS INSTRUMENTS INCORPORATED                                                                         3,636,640
        133,600    XILINX INCORPORATED<<                                                                                  3,401,456

                                                                                                                         25,449,901
                                                                                                                    ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 2.12%
         49,600    FORTUNE BRANDS INCORPORATED                                                                            3,999,248
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 2.00%
         65,200    PEPSICO INCORPORATED                                                                                   3,767,908
                                                                                                                    ---------------

HEALTH SERVICES - 2.23%
         70,000    DAVITA INCORPORATED+                                                                                   4,214,700
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 11.30%
         74,100    3M COMPANY                                                                                             5,608,629
        216,300    APPLIED MATERIALS INCORPORATED                                                                         3,787,413
        259,000    EMC CORPORATION+                                                                                       3,530,170
         75,400    NATIONAL-OILWELL VARCO INCORPORATED<<+                                                                 4,834,648
         62,000    SANDISK CORPORATION+                                                                                   3,566,240

                                                                                                                         21,327,100
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS - 5.95%
         49,700    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                   $     4,003,335
         51,400    PRUDENTIAL FINANCIAL INCORPORATED                                                                      3,896,634
         59,600    UNITEDHEALTH GROUP INCORPORATED                                                                        3,329,256

                                                                                                                         11,229,225
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 2.76%
        150,600    COACH INCORPORATED<<+                                                                                  5,207,748
                                                                                                                    ---------------

MEDICAL MANAGEMENT SERVICES - 2.51%
         87,750    COVENTRY HEALTH CARE INCORPORATED+                                                                     4,736,745
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.52%
         80,200    JOHNSON & JOHNSON                                                                                      4,749,444
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 2.89%
         62,000    EXPRESS SCRIPTS INCORPORATED<<+                                                                        5,449,800
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 2.19%
         49,500    BURLINGTON NORTHERN SANTA FE CORPORATION                                                               4,124,835
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 6.70%
         36,700    BEAR STEARNS COMPANIES INCORPORATED                                                                    5,090,290
        219,800    CHARLES SCHWAB CORPORATION                                                                             3,782,759
         40,000    FRANKLIN RESOURCES INCORPORATED                                                                        3,769,600

                                                                                                                         12,642,649
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 2.78%
        195,000    CORNING INCORPORATED<<+                                                                                5,247,450
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 2.15%
         36,000    FEDEX CORPORATION                                                                                      4,065,840
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 4.18%
         53,000    BOEING COMPANY                                                                                         4,130,290
         65,000    UNITED TECHNOLOGIES CORPORATION                                                                        3,768,050

                                                                                                                          7,898,340
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $150,402,437)                                                                                 185,864,957
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 9.66%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
          6,300    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                     6,300
          4,773    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                            4,773

                                                                                                                             11,073
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 9.65%
$        66,028    AMERICAN GENERAL FINANCE CORPORATION+/-                                4.78%       04/13/2007       66,056
         27,490    APRECO LLC                                                             4.62        05/15/2006       27,336
         60,167    APRECO LLC                                                             4.94        06/15/2006       59,574
         36,683    ASPEN FUNDING CORPORATION                                              4.92        04/03/2006       36,683

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       366,825    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                        4.62%       11/03/2006    $       366,825
         41,297    ATLAS CAPITAL FUNDING LIMITED                                          4.80        04/17/2006             41,221
         88,038    ATLAS CAPITAL FUNDING LIMITED                                          4.62        05/15/2006             87,546
        183,412    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80        10/20/2006            183,412
        183,412    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80        12/22/2006            183,412
         29,346    ATOMIUM FUNDING CORPORATION                                            4.53        04/12/2006             29,311
         25,450    BETA FINANCE INCORPORATED SERIES MTN+/-                                4.88        06/02/2006             25,454
      3,653,576    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $3,655,077)                                            4.93        04/03/2006          3,653,576
        108,903    BUCKINGHAM CDO LLC++                                                   4.60        04/06/2006            108,859
        357,038    BUCKINGHAM CDO LLC                                                     4.82        04/21/2006            356,188
        183,412    BUCKINGHAM CDO LLC                                                     4.82        04/25/2006            182,879
        190,749    BUCKINGHAM II CDO LLC++                                                4.83        04/25/2006            190,194
        733,650    BUCKINGHAM II CDO LLC                                                  4.83        04/26/2006            731,420
        220,095    CAIRN HIGH GRADE FUNDING I                                             4.59        04/06/2006            220,007
         17,608    CAIRN HIGH GRADE FUNDING I                                             4.71        04/26/2006             17,554
        308,133    CAIRN HIGH GRADE FUNDING I                                             4.83        04/27/2006            307,156
        183,412    CAIRN HIGH GRADE FUNDING I++                                           4.83        05/02/2006            182,710
         95,374    CAIRN HIGH GRADE FUNDING I                                             4.77        05/10/2006             94,905
        368,916    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78        04/05/2006            368,820
        101,244    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69        05/08/2006            100,772
         32,625    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70        05/10/2006             32,465
        146,730    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72        05/12/2006            145,968
         73,365    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90        06/07/2006             72,722
        195,261    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92        06/12/2006            193,416
        403,507    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72        04/12/2006            403,507
         73,365    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75        04/18/2007             73,365
        258,245    CONSOLIDATED EDISON INCORPORATED                                       4.90        04/03/2006            258,245
         18,341    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                       4.81        04/13/2006             18,317
        227,431    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                     4.92        05/04/2006            227,318
        183,412    CULLINAN FINANCE CORPORATION+/-                                        4.71        11/15/2006            183,405
        146,730    DEER VALLEY FUNDING LLC++                                              4.51        04/10/2006            146,594
        187,484    DEER VALLEY FUNDING LLC                                                4.81        04/17/2006            187,137
        446,991    DEER VALLEY FUNDING LLC                                                4.83        04/19/2006            446,043
         95,374    DEER VALLEY FUNDING LLC                                                4.80        05/03/2006             94,996
        366,825    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $366,973)                                              4.84        04/03/2006            366,825
        351,338    EIFFEL FUNDING LLC                                                     4.91        04/03/2006            351,338
         22,010    EIFFEL FUNDING LLC                                                     4.78        04/17/2006             21,969
        264,268    EUREKA SECURITIZATION INCORPORATED                                     4.88        05/16/2006            262,756
          6,045    GALLEON CAPITAL LLC                                                    4.65        04/03/2006              6,045
         11,005    GEMINI SECURITIZATION INCORPORATED                                     4.90        05/24/2006             10,930
        176,076    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97        06/30/2006            176,076
        525,660    HARRIER FINANCE FUNDING LLC                                            4.62        04/03/2006            525,660
        117,384    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03        06/06/2006            117,384
      1,473,241    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $1,473,846)                                            4.93        04/03/2006          1,473,241

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$         9,537    K2 (USA) LLC                                                           4.63%       05/02/2006    $         9,501
         33,931    K2 (USA) LLC SERIES MTN+/-                                             4.87        07/24/2006             33,940
        110,047    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84        03/20/2007            110,026
         14,673    KLIO II FUNDING CORPORATION                                            4.58        04/05/2006             14,669
         17,681    KLIO III FUNDING CORPORATION                                           4.69        04/19/2006             17,643
          7,337    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62        05/02/2006              7,308
         27,849    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69        05/10/2006             27,712
        183,412    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81        05/26/2006            183,424
         14,673    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68        09/12/2006             14,673
         44,019    LIQUID FUNDING LIMITED+/-                                              4.94        04/24/2006             44,021
        168,740    LIQUID FUNDING LIMITED+/-                                              4.71        08/14/2006            168,740
        110,048    LIQUID FUNDING LIMITED+/-                                              4.61        12/01/2006            110,048
         44,019    LIQUID FUNDING LIMITED SERIES MTN+/-                                   4.83        02/20/2007             44,017
         73,365    MBIA GLOBAL FUNDING LLC+/-                                             4.78        02/20/2007             73,361
        368,659    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  4.80        10/27/2006            368,936
        220,095    MORGAN STANLEY+/-                                                      4.94        10/10/2006            220,095
         33,931    MORGAN STANLEY SERIES EXL+/-                                           4.78        08/13/2010             33,940
        126,327    MORTGAGE INTEREST NET TRUST                                            4.68        04/03/2006            126,327
        165,805    MORTGAGE INTEREST NET TRUST                                            4.78        05/03/2006            165,147
          7,337    NATIONWIDE BUILDING SOC+/-                                             4.74        07/21/2006              7,340
        161,792    NEWPORT FUNDING CORPORATION                                            4.92        04/03/2006            161,792
        222,142    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                              4.78        04/03/2006            222,142
        256,777    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.68        04/04/2006            256,744
         32,706    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.93        06/26/2006             32,335
         13,939    NORDEA NORTH AMERICA INCORPORATED                                      4.89        05/15/2006             13,861
        387,000    NORTHERN ROCK PLC+/-                                                   4.63        04/21/2006            386,946
         29,001    NORTHERN ROCK PLC                                                      4.69        04/24/2006             28,921
        366,825    NORTHERN ROCK PLC+/-                                                   4.66        02/05/2007            366,829
         29,676    RACERS TRUST 2004-6-MM+/-                                              4.79        05/22/2006             29,680
          7,337    SCALDIS CAPITAL LIMITED                                                4.93        06/15/2006              7,264
         29,346    TANGO FINANCE CORPORATION                                              4.95        06/21/2006             29,033
         84,832    TANGO FINANCE CORPORATION SERIES MTN+/-                                4.87        10/25/2006             84,860
         42,412    TRAVELERS INSURANCE COMPANY+/-                                         4.77        02/09/2007             42,411
        183,412    UNICREDITO ITALIANO SERIES LIB+/-                                      4.70        03/09/2007            183,401
        183,412    UNICREDITO ITALIANO SERIES YCD+/-                                      4.47        04/03/2006            183,412
        278,787    US BANK NA SERIES BKNT+/-                                              4.66        07/28/2006            278,795
         73,365    WHISTLEJACKET CAPITAL LIMITED+/-                                       4.65        06/09/2006             73,365
          7,337    WHITE PINE FINANCE LLC                                                 4.64        04/18/2006              7,322
         36,682    WHITE PINE FINANCE LLC                                                 4.82        05/05/2006             36,526
         29,948    WHITE PINE FINANCE LLC                                                 4.84        05/25/2006             29,739
         22,538    WHITE PINE FINANCE LLC                                                 4.93        06/20/2006             22,300
        193,603    WHITE PINE FINANCE LLC                                                 4.93        06/22/2006            191,512
        183,412    WHITE PINE FINANCE LLC+/-                                              4.70        07/17/2006            183,412
        176,076    WHITE PINE FINANCE LLC SERIES MTN1+/-                                  4.81        06/12/2006            176,092

                                                                                                                         18,227,154
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $18,238,227)                                                               18,238,227
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 5.64%
     10,630,161    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                                       $    10,630,161
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $10,630,161)                                                                          10,630,161
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES

(COST $179,270,825)*                           113.79%                                                              $   214,733,345
OTHER ASSETS AND LIABILITIES, NET              (13.79)                                                                  (26,021,200)
                                               ------                                                               ---------------

TOTAL NET ASSETS                               100.00%                                                              $   188,712,145
                                               ======                                                               ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $10,630,161.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 99.27%

BUSINESS SERVICES - 1.92%
             32    CA INCORPORATED<<                                                                                $           871
        750,400    MICROSOFT CORPORATION                                                                                 20,418,384

                                                                                                                         20,419,255
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 12.41%
        561,475    ABBOTT LABORATORIES                                                                                   23,845,843
        161,472    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                 10,849,304
        203,750    COLGATE-PALMOLIVE COMPANY                                                                             11,634,125
        601,234    E.I. DU PONT DE NEMOURS & COMPANY                                                                     25,378,087
        764,735    PFIZER INCORPORATED                                                                                   19,057,196
        374,760    PROCTER & GAMBLE COMPANY                                                                              21,593,671
        207,981    ROHM & HAAS COMPANY                                                                                   10,164,032
        198,400    WYETH                                                                                                  9,626,368

                                                                                                                        132,148,626
                                                                                                                    ---------------

COMMUNICATIONS - 3.71%
        107,150    ALLTEL CORPORATION                                                                                     6,937,962
        455,215    AT&T INCORPORATED<<                                                                                   12,309,014
        595,486    VERIZON COMMUNICATIONS INCORPORATED                                                                   20,282,253

                                                                                                                         39,529,229
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 14.47%
        555,780    BANK OF AMERICA CORPORATION<<                                                                         25,310,221
        898,690    CITIGROUP INCORPORATED                                                                                42,454,116
        245,200    FIFTH THIRD BANCORP                                                                                    9,651,072
        542,865    JP MORGAN CHASE & COMPANY                                                                             22,604,899
        372,050    NORTH FORK BANCORPORATION INCORPORATED                                                                10,726,202
        665,731    US BANCORP                                                                                            20,304,795
        410,065    WACHOVIA CORPORATION                                                                                  22,984,143

                                                                                                                        154,035,448
                                                                                                                    ---------------

EATING & DRINKING PLACES - 1.79%
        555,270    MCDONALD'S CORPORATION                                                                                19,079,077
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 6.70%
          1,850    AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                              62,937
        169,358    DOMINION RESOURCES INCORPORATED                                                                       11,690,783
          2,700    EDISON INTERNATIONAL                                                                                     111,186
          2,300    EXELON CORPORATION                                                                                       121,670
        191,545    FIRSTENERGY CORPORATION                                                                                9,366,550
        308,170    FPL GROUP INCORPORATED<<                                                                              12,369,944
        164,500    KINDER MORGAN INCORPORATED<<                                                                          15,132,355
        259,200    MDU RESOURCES GROUP INCORPORATED                                                                       8,670,240
          3,200    ONEOK INCORPORATED                                                                                       103,200
        214,215    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                          13,718,329

                                                                                                                         71,347,194
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 10.49%
        299,000    CISCO SYSTEMS INCORPORATED+                                                                      $     6,479,330
        276,250    EMERSON ELECTRIC COMPANY                                                                              23,102,787
      1,090,994    GENERAL ELECTRIC COMPANY                                                                              37,944,771
        785,750    INTEL CORPORATION                                                                                     15,204,263
        709,460    MOTOROLA INCORPORATED                                                                                 16,253,729
        614,870    NOKIA OYJ ADR                                                                                         12,740,106

                                                                                                                        111,724,986
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.03%
        213,600    QUEST DIAGNOSTICS INCORPORATED                                                                        10,957,680
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 2.71%
        357,560    FORTUNE BRANDS INCORPORATED                                                                           28,830,063
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 2.52%
        463,295    PEPSICO INCORPORATED                                                                                  26,773,818
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 2.87%
         79,602    FEDERATED DEPARTMENT STORES INCORPORATED                                                               5,810,946
        475,745    TARGET CORPORATION                                                                                    24,743,497

                                                                                                                         30,554,443
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.74%
        348,491    3M COMPANY                                                                                            26,377,284
        504,295    HEWLETT-PACKARD COMPANY                                                                               16,591,305
        219,942    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                           18,138,617

                                                                                                                         61,107,206
                                                                                                                    ---------------

INSURANCE CARRIERS - 7.21%
        252,395    ALLSTATE CORPORATION                                                                                  13,152,303
        330,793    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                             21,862,109
        295,430    METLIFE INCORPORATED                                                                                  14,289,949
        655,750    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                             27,403,793

                                                                                                                         76,708,154
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.28%
        218,800    BAXTER INTERNATIONAL INCORPORATED                                                                      8,491,628
        174,559    BECTON DICKINSON & COMPANY                                                                            10,749,343
        141,300    BIOMET INCORPORATED+                                                                                   5,018,976

                                                                                                                         24,259,947
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.88%
         75,458    ACCO BRANDS CORPORATION<<+                                                                             1,675,168
        309,565    JOHNSON & JOHNSON                                                                                     18,332,439

                                                                                                                         20,007,607
                                                                                                                    ---------------

MOTION PICTURES - 2.05%
        631,150    TIME WARNER INCORPORATED                                                                              10,597,009
        400,690    WALT DISNEY COMPANY                                                                                   11,175,244

                                                                                                                         21,772,253
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
NON-DEPOSITORY CREDIT INSTITUTIONS - 2.04%
        413,585    AMERICAN EXPRESS COMPANY                                                                         $    21,733,892
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 1.28%
          1,000    ANADARKO PETROLEUM CORPORATION                                                                           101,010
          1,100    SCHLUMBERGER LIMITED                                                                                     139,227
        243,200    TIDEWATER INCORPORATED<<                                                                              13,431,936

                                                                                                                         13,672,173
                                                                                                                    ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 9.33%
        215,758    BP PLC ADR                                                                                            14,874,357
        412,870    CHEVRONTEXACO CORPORATION                                                                             23,934,074
        348,550    CONOCOPHILLIPS<<                                                                                      22,010,932
        552,786    EXXON MOBIL CORPORATION                                                                               33,642,556
         77,784    ROYAL DUTCH SHELL PLC ADR CLASS A<<                                                                    4,842,832

                                                                                                                         99,304,751
                                                                                                                    ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 3.20%
         73,147    AMERIPRISE FINANCIAL INCORPORATED                                                                      3,296,004
        490,600    MORGAN STANLEY                                                                                        30,819,491

                                                                                                                         34,115,495
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.57%
        236,100    ALTRIA GROUP INCORPORATED                                                                             16,730,046
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.51%
        376,480    HONEYWELL INTERNATIONAL INCORPORATED                                                                  16,102,050
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.56%
        185,000    SYSCO CORPORATION                                                                                      5,929,250
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $821,621,251)                                                                               1,056,842,643
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 9.39%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
         34,518    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    34,517
         26,155    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           26,155

                                                                                                                             60,672
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 9.38%
$       361,795    AMERICAN GENERAL FINANCE CORPORATION+/-                                4.78%       04/13/2007            361,943
        150,627    APRECO LLC                                                             4.62        05/15/2006            149,785
        329,675    APRECO LLC                                                             4.94        06/15/2006            326,428
        200,997    ASPEN FUNDING CORPORATION                                              4.92        04/03/2006            200,997
      2,009,970    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                        4.62        11/03/2006          2,009,970
        226,282    ATLAS CAPITAL FUNDING LIMITED                                          4.80        04/17/2006            225,864
        482,393    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.62        05/15/2006            479,696
      1,004,985    ATLAS CAPITAL FUNDING LIMITED                                          4.80        10/20/2006          1,004,985
      1,004,985    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80        12/22/2006          1,004,985
        160,798    ATOMIUM FUNDING CORPORATION                                            4.53        04/12/2006            160,606

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       139,452    BETA FINANCE INCORPORATED SERIES MTN+/-                                4.88%       06/02/2006    $       139,470
     20,019,299    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $20,027,524)                                           4.93        04/03/2006         20,019,299
        596,720    BUCKINGHAM CDO LLC++                                                   4.60        04/06/2006            596,481
      1,956,344    BUCKINGHAM CDO LLC                                                     4.82        04/21/2006          1,951,688
      1,004,985    BUCKINGHAM CDO LLC                                                     4.82        04/25/2006          1,002,060
      1,045,184    BUCKINGHAM II CDO LLC++                                                4.83        04/25/2006          1,042,143
      4,019,940    BUCKINGHAM II CDO LLC                                                  4.83        04/26/2006          4,007,719
      1,205,982    CAIRN HIGH GRADE FUNDING I                                             4.59        04/06/2006          1,205,500
         96,479    CAIRN HIGH GRADE FUNDING I                                             4.71        04/26/2006             96,185
      1,688,375    CAIRN HIGH GRADE FUNDING I                                             4.83        04/27/2006          1,683,023
      1,004,985    CAIRN HIGH GRADE FUNDING I++                                           4.83        05/02/2006          1,001,136
        522,592    CAIRN HIGH GRADE FUNDING I                                             4.77        05/10/2006            520,021
      2,021,427    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78        04/05/2006          2,020,901
        554,752    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69        05/08/2006            552,167
        178,767    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70        05/10/2006            177,887
        803,988    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72        05/12/2006            799,815
        401,994    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90        06/07/2006            398,468
      1,069,907    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92        06/12/2006          1,059,796
      2,210,967    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72        04/12/2006          2,210,967
        401,994    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75        04/18/2007            401,994
      1,415,019    CONSOLIDATED EDISON INCORPORATED                                       4.90        04/03/2006          1,415,019
        100,498    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED+/-                    4.81        04/13/2006            100,366
      1,246,181    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1                        4.92        05/04/2006          1,245,558
      1,004,985    CULLINAN FINANCE CORPORATION+/-                                        4.71        11/15/2006          1,004,945
        803,988    DEER VALLEY FUNDING LLC++                                              4.51        04/10/2006            803,240
      1,027,296    DEER VALLEY FUNDING LLC                                                4.81        04/17/2006          1,025,395
      2,449,229    DEER VALLEY FUNDING LLC                                                4.83        04/19/2006          2,444,036
        522,592    DEER VALLEY FUNDING LLC                                                4.80        05/03/2006            520,517
      2,009,970    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $2,010,781)                                            4.84        04/03/2006          2,009,970
      1,925,109    EIFFEL FUNDING LLC                                                     4.91        04/03/2006          1,925,109
        120,598    EIFFEL FUNDING LLC                                                     4.78        04/17/2006            120,375
      1,448,022    EUREKA SECURITIZATION INCORPORATED                                     4.88        05/16/2006          1,439,740
         33,124    GALLEON CAPITAL LLC+/-                                                 4.65        04/03/2006             33,124
         60,299    GEMINI SECURITIZATION INCORPORATED                                     4.90        05/24/2006             59,888
        964,786    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97        06/30/2006            964,786
      2,880,287    HARRIER FINANCE FUNDING LLC                                            4.62        04/03/2006          2,880,287
        643,190    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03        06/06/2006            643,190
      8,072,431    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $8,075,747)                                            4.93        04/03/2006          8,072,431
         52,259    K2 (USA) LLC                                                           4.63        05/02/2006             52,059
        185,922    K2 (USA) LLC SERIES MTN+/-                                             4.87        07/24/2006            185,969
        602,991    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84        03/20/2007            602,870
         80,399    KLIO II FUNDING CORPORATION                                            4.58        04/05/2006             80,378

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        96,881    KLIO III FUNDING CORPORATION                                           4.69%       04/19/2006    $        96,675
         40,199    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62        05/02/2006             40,045
        152,597    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69        05/10/2006            151,846
      1,004,985    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81        05/26/2006          1,005,045
         80,399    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68        09/12/2006             80,400
        241,196    LIQUID FUNDING LIMITED+/-                                              4.94        04/24/2006            241,206
        924,586    LIQUID FUNDING LIMITED+/-                                              4.71        08/14/2006            924,586
        602,991    LIQUID FUNDING LIMITED+/-                                              4.61        12/01/2006            602,991
        241,196    LIQUID FUNDING LIMITED SERIES MTN+/-                                   4.83        02/20/2007            241,184
        401,994    MBIA GLOBAL FUNDING LLC+/-                                             4.78        02/20/2007            401,970
      2,020,020    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  4.80        10/27/2006          2,021,535
      1,205,982    MORGAN STANLEY+/-                                                      4.94        10/10/2006          1,205,982
        185,922    MORGAN STANLEY SERIES EXL+/-                                           4.78        08/13/2010            185,972
        692,193    MORTGAGE INTEREST NET TRUST                                            4.68        04/03/2006            692,193
        908,506    MORTGAGE INTEREST NET TRUST                                            4.78        05/03/2006            904,900
         40,199    NATIONWIDE BUILDING SOC+/-                                             4.74        07/21/2006             40,219
        886,517    NEWPORT FUNDING CORPORATION                                            4.92        04/03/2006            886,517
      1,217,198    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                              4.78        04/03/2006          1,217,198
      1,406,979    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.68        04/04/2006          1,406,796
        179,209    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.93        06/26/2006            177,177
         76,379    NORDEA NORTH AMERICA INCORPORATED                                      4.89        05/15/2006             75,952
      2,120,518    NORTHERN ROCK PLC+/-                                                   4.63        04/21/2006          2,120,221
        158,908    NORTHERN ROCK PLC                                                      4.69        04/24/2006            158,466
      2,009,970    NORTHERN ROCK PLC+/-                                                   4.66        02/05/2007          2,009,990
        162,607    RACERS TRUST 2004-6-MM+/-                                              4.79        05/22/2006            162,629
         40,199    SCALDIS CAPITAL LIMITED                                                4.93        06/15/2006             39,803
        160,798    TANGO FINANCE CORPORATION                                              4.95        06/21/2006            159,083
        464,826    TANGO FINANCE CORPORATION SERIES MTN+/-                                4.87        10/25/2006            464,979
        232,393    TRAVELERS INSURANCE COMPANY+/-                                         4.77        02/09/2007            232,388
      1,004,985    UNICREDITO ITALIANO SERIES LIB+/-                                      4.70        03/09/2007          1,004,925
      1,004,985    UNICREDITO ITALIANO SERIES YCD+/-                                      4.47        04/03/2006          1,004,985
      1,527,577    US BANK NA SERIES BKNT                                                 4.66        07/28/2006          1,527,623
        401,994    WHISTLEJACKET CAPITAL LIMITED+/-                                       4.65        06/09/2006            401,994
         40,199    WHITE PINE FINANCE LLC                                                 4.64        04/18/2006             40,120
        200,997    WHITE PINE FINANCE LLC                                                 4.82        05/05/2006            200,141
        164,094    WHITE PINE FINANCE LLC                                                 4.84        05/25/2006            162,953
        123,493    WHITE PINE FINANCE LLC                                                 4.93        06/20/2006            122,192
      1,060,822    WHITE PINE FINANCE LLC                                                 4.93        06/22/2006          1,049,365
      1,004,985    WHITE PINE FINANCE LLC+/-                                              4.70        07/17/2006          1,004,985
        964,786    WHITE PINE FINANCE LLC SERIES MTN1                                     4.81        06/12/2006            964,872

                                                                                                                         99,873,334
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $99,934,006)                                                               99,934,006
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 0.67%
      7,179,031    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                                       $     7,179,031
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $7,179,031)                                                                            7,179,031
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES

(COST $928,734,288)*                           109.33%                                                              $ 1,163,955,680
OTHER ASSETS AND LIABILITIES, NET               (9.33)                                                                 (99,312,636)
                                               ------                                                               ---------------

TOTAL NET ASSETS                               100.00%                                                              $ 1,064,643,044
                                               ======                                                               ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $7,179,031.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 98.18%

APPAREL & ACCESSORY STORES - 0.98%
         37,200    ABERCROMBIE & FITCH COMPANY CLASS A                                                              $     2,168,760
         80,800    AMERICAN EAGLE OUTFITTERS INCORPORATED                                                                 2,412,688

                                                                                                                          4,581,448
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.03%
        112,800    HOME DEPOT INCORPORATED                                                                                4,771,440
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 6.66%
         45,000    AMGEN INCORPORATED+                                                                                    3,273,750
        105,500    DOW CHEMICAL COMPANY                                                                                   4,283,300
        139,900    MERCK & COMPANY INCORPORATED<<                                                                         4,928,677
        579,000    PFIZER INCORPORATED                                                                                   14,428,680
         71,000    PROCTER & GAMBLE COMPANY                                                                               4,091,020

                                                                                                                         31,005,427
                                                                                                                    ---------------

COMMUNICATIONS - 5.20%
        332,600    AT&T INCORPORATED<<                                                                                    8,993,504
        226,800    SPRINT NEXTEL CORPORATION                                                                              5,860,512
        274,600    VERIZON COMMUNICATIONS INCORPORATED                                                                    9,352,876

                                                                                                                         24,206,892
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 10.06%
        360,000    BANK OF AMERICA CORPORATION<<                                                                         16,394,400
        270,000    CITIGROUP INCORPORATED<<                                                                              12,754,800
        216,500    JP MORGAN CHASE & COMPANY                                                                              9,015,060
        104,500    ZIONS BANCORPORATION                                                                                   8,645,285

                                                                                                                         46,809,545
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.99%
        133,500    MCDONALD'S CORPORATION                                                                                 4,587,060
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 4.89%
        156,500    CMS ENERGY CORPORATION+                                                                                2,026,675
        102,000    CONSOLIDATED EDISON INCORPORATED<<                                                                     4,437,000
         84,000    EXELON CORPORATION<<                                                                                   4,443,600
        111,400    FPL GROUP INCORPORATED<<                                                                               4,471,596
        112,500    PPL CORPORATION                                                                                        3,307,500
        115,000    WASTE MANAGEMENT INCORPORATED                                                                          4,059,500

                                                                                                                         22,745,871
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 4.83%
        196,500    FREESCALE SEMICONDUCTOR INCORPORATED+<<                                                                5,464,665
        139,000    GENERAL ELECTRIC COMPANY                                                                               4,834,420
         45,800    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                           5,089,754
        164,600    MOTOROLA INCORPORATED                                                                                  3,770,986
        118,400    NATIONAL SEMICONDUCTOR CORPORATION                                                                     3,296,256

                                                                                                                         22,456,081
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.02%
        157,500    ACCENTURE LIMITED CLASS A                                                                        $     4,736,025
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.02%
        268,400    CROWN HOLDINGS INCORPORATED+<<                                                                         4,761,416
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.50%
        207,600    ARCHER-DANIELS-MIDLAND COMPANY                                                                         6,985,740
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 3.11%
         78,900    FEDERATED DEPARTMENT STORES INCORPORATED                                                               5,759,700
        144,600    JC PENNEY COMPANY INCORPORATED                                                                         8,735,286

                                                                                                                         14,494,986
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.81%
        175,500    HOST MARRIOTT CORPORATION                                                                              3,755,700
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.59%
         70,900    BED BATH & BEYOND INCORPORATED+                                                                        2,722,560
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 1.66%
        154,800    BOYD GAMING CORPORATION<<                                                                              7,730,712
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.75%
         42,300    3M COMPANY                                                                                             3,201,687
        283,000    EMC CORPORATION+                                                                                       3,857,290
        138,500    HEWLETT-PACKARD COMPANY<<                                                                              4,556,650
         42,000    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            3,463,740
         88,600    TEREX CORPORATION+                                                                                     7,020,664

                                                                                                                         22,100,031
                                                                                                                    ---------------

INSURANCE CARRIERS - 11.75%
        142,200    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              9,397,998
        173,900    ASSURANT INCORPORATED                                                                                  8,564,575
         49,800    CIGNA CORPORATION                                                                                      6,504,876
         71,500    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                         5,759,325
         65,000    LINCOLN NATIONAL CORPORATION<<                                                                         3,548,350
         84,000    LOEWS CORPORATION                                                                                      8,500,800
         83,800    PRUDENTIAL FINANCIAL INCORPORATED                                                                      6,352,878
        144,500    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                              6,038,655

                                                                                                                         54,667,457
                                                                                                                    ---------------

LOCAL & SUB-TRANSIT & INTERURBAN HIGHWAY PASS TRANSPORTATION - 0.70%
        120,600    LAIDLAW INTERNATIONAL INCORPORATED                                                                     3,280,320
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.52%
        156,200    TERADYNE INCORPORATED+<<                                                                               2,422,662
                                                                                                                    ---------------

MEDICAL MANAGEMENT SERVICES - 0.48%
         41,600    COVENTRY HEALTH CARE INCORPORATED+                                                                     2,245,568
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MOTION PICTURES - 2.59%
        299,000    TIME WARNER INCORPORATED                                                                         $     5,020,210
        252,900    WALT DISNEY COMPANY<<                                                                                  7,053,381

                                                                                                                         12,073,591
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.02%
        154,900    AMERICREDIT CORPORATION+<<                                                                             4,760,077
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 5.27%
        560,000    CHESAPEAKE ENERGY CORPORATION                                                                         17,589,600
        106,000    CIMAREX ENERGY COMPANY                                                                                 4,585,560
         26,300    DIAMOND OFFSHORE DRILLING INCORPORATED                                                                 2,353,850

                                                                                                                         24,529,010
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.81%
        111,100    SONOCO PRODUCTS COMPANY                                                                                3,762,957
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 7.31%
         91,700    CHEVRONTEXACO CORPORATION                                                                              5,315,849
        332,000    EXXON MOBIL CORPORATION                                                                               20,205,520
        142,000    VALERO ENERGY CORPORATION                                                                              8,488,760

                                                                                                                         34,010,129
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 0.44%
         33,500    ALLEGHENY TECHNOLOGIES INCORPORATED<<                                                                  2,049,530
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 7.54%
         93,200    BEAR STEARNS COMPANIES INCORPORATED                                                                   12,926,840
        262,000    E*TRADE FINANCIAL CORPORATION+                                                                         7,068,760
        131,500    MERRILL LYNCH & COMPANY INCORPORATED<<                                                                10,356,940
         75,400    MORGAN STANLEY                                                                                         4,736,628

                                                                                                                         35,089,168
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.67%
        109,400    ALTRIA GROUP INCORPORATED                                                                              7,752,084
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.83%
         96,300    US AIRWAYS GROUP INCORPORATED+<<                                                                       3,852,000
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 4.96%
         82,800    HONEYWELL INTERNATIONAL INCORPORATED                                                                   3,541,356
         42,000    JOHNSON CONTROLS INCORPORATED                                                                          3,189,060
        102,300    TEXTRON INCORPORATED<<                                                                                 9,553,797
        117,500    UNITED TECHNOLOGIES CORPORATION                                                                        6,811,475

                                                                                                                         23,095,688
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.88%
         97,600    ROYAL CARIBBEAN CRUISES LIMITED<<                                                                      4,101,152
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
WHOLESALE TRADE NON-DURABLE GOODS - 1.71%
        133,500    AIRGAS INCORPORATED                                                                              $     5,218,515
         47,700    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                   2,729,394

                                                                                                                          7,947,909
                                                                                                                    ---------------

WHOLESALE TRADE DURABLE GOODS - 0.60%
        109,200    AVNET INCORPORATED+                                                                                    2,771,496
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $411,087,221)                                                                                 456,861,732
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 16.20%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
         26,041    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    26,041
         19,731    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           19,731

                                                                                                                             45,772
                                                                                                                    ---------------


PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 16.19%
$       272,943    AMERICAN GENERAL FINANCE CORPORATION+/-                                4.78%       04/13/2007    $       273,055
        113,635    APRECO LLC                                                             4.62        05/15/2006            113,000
        248,712    APRECO LLC                                                             4.94        06/15/2006            246,262
        151,635    ASPEN FUNDING CORPORATION                                              4.92        04/03/2006            151,635
      1,516,350    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                        4.62        11/03/2006          1,516,350
        363,924    ATLAS CAPITAL FUNDING LIMITED                                          4.62        05/15/2006            361,890
        758,175    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80        10/20/2006            758,175
        170,711    ATLAS CAPITAL FUNDING LIMITED                                          4.80        04/17/2006            170,395
        758,175    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80        12/22/2006            758,175
        121,308    ATOMIUM FUNDING CORPORATION                                            4.53        04/12/2006            121,164
        105,204    BETA FINANCE INCORPORATED SERIES MTN+/-                                4.88        06/02/2006            105,218
     15,102,843    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $15,109,048)                                           4.93        04/03/2006         15,102,843
        450,174    BUCKINGHAM CDO LLC++                                                   4.60        04/06/2006            449,994
      1,475,894    BUCKINGHAM CDO LLC                                                     4.82        04/21/2006          1,472,381
        758,175    BUCKINGHAM CDO LLC                                                     4.82        04/25/2006            755,969
        788,502    BUCKINGHAM II CDO LLC++                                                4.83        04/25/2006            786,207
      3,032,699    BUCKINGHAM II CDO LLC                                                  4.83        04/26/2006          3,023,480
        909,810    CAIRN HIGH GRADE FUNDING I                                             4.59        04/06/2006            909,446
        394,251    CAIRN HIGH GRADE FUNDING I                                             4.77        05/10/2006            392,311
         72,785    CAIRN HIGH GRADE FUNDING I                                             4.71        04/26/2006             72,563
      1,273,734    CAIRN HIGH GRADE FUNDING I                                             4.83        04/27/2006          1,269,696
        758,175    CAIRN HIGH GRADE FUNDING I++                                           4.83        05/02/2006            755,271
      1,524,993    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78        04/05/2006          1,524,596
        418,513    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69        05/08/2006            416,562
        134,864    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70        05/10/2006            134,201
        606,540    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72        05/12/2006            603,392
        303,270    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90        06/07/2006            300,610
        807,153    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92        06/12/2006            799,525
        303,270    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75        04/18/2007            303,270
      1,667,985    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72        04/12/2006          1,667,985

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,067,510    CONSOLIDATED EDISON INCORPORATED                                       4.90%       04/03/2006    $     1,067,510
         75,817    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                       4.81        04/13/2006             75,717
        940,137    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                     4.92        05/04/2006            939,667
        758,175    CULLINAN FINANCE CORPORATION+/-                                        4.71        11/15/2006            758,144
        606,540    DEER VALLEY FUNDING LLC++                                              4.51        04/10/2006            605,976
        775,006    DEER VALLEY FUNDING LLC                                                4.81        04/17/2006            773,573
        394,251    DEER VALLEY FUNDING LLC                                                4.80        05/03/2006            392,686
      1,847,733    DEER VALLEY FUNDING LLC                                                4.83        04/19/2006          1,843,816
      1,516,350    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $1,516,962)                                            4.84        04/03/2006          1,516,350
      1,452,329    EIFFEL FUNDING LLC                                                     4.91        04/03/2006          1,452,329
         90,981    EIFFEL FUNDING LLC                                                     4.78        04/17/2006             90,813
      1,092,409    EUREKA SECURITIZATION INCORPORATED                                     4.88        05/16/2006          1,086,160
         24,989    GALLEON CAPITAL LLC                                                    4.65        04/03/2006             24,989
         45,490    GEMINI SECURITIZATION INCORPORATED                                     4.90        05/24/2006             45,181
        727,848    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97        06/30/2006            727,848
      2,172,929    HARRIER FINANCE FUNDING LLC                                            4.62        04/03/2006          2,172,929
        485,232    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03        06/06/2006            485,232
      6,089,956    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $6,092,458)                                            4.93        04/03/2006          6,089,956
         39,425    K2 (USA) LLC                                                           4.63        05/02/2006             39,274
        140,262    K2 (USA) LLC SERIES MTN+/-                                             4.87        07/24/2006            140,297
        454,905    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84        03/20/2007            454,814
         60,654    KLIO II FUNDING CORPORATION                                            4.58        04/05/2006             60,638
         73,088    KLIO III FUNDING CORPORATION                                           4.69        04/19/2006             72,933
         30,327    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62        05/02/2006             30,211
        115,121    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69        05/10/2006            114,555
        758,175    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81        05/26/2006            758,220
         60,654    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68        09/12/2006             60,655
        697,521    LIQUID FUNDING LIMITED+/-                                              4.71        08/14/2006            697,521
        181,962    LIQUID FUNDING LIMITED+/-                                              4.94        04/24/2006            181,969
        454,905    LIQUID FUNDING LIMITED+/-                                              4.61        12/01/2006            454,905
        181,962    LIQUID FUNDING LIMITED SERIES MTN+/-                                   4.83        02/20/2007            181,953
        303,270    MBIA GLOBAL FUNDING LLC+/-                                             4.78        02/20/2007            303,252
      1,523,931    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  4.80        10/27/2006          1,525,074
        909,810    MORGAN STANLEY+/-                                                      4.94        10/10/2006            909,810
        140,262    MORGAN STANLEY SERIES EXL+/-                                           4.78        08/13/2010            140,300
        685,390    MORTGAGE INTEREST NET TRUST                                            4.78        05/03/2006            682,669
        522,200    MORTGAGE INTEREST NET TRUST                                            4.68        04/03/2006            522,200
         30,327    NATIONWIDE BUILDING SOC+/-                                             4.74        07/21/2006             30,342
        668,801    NEWPORT FUNDING CORPORATION                                            4.92        04/03/2006            668,801
        918,271    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                              4.78        04/03/2006            918,271
      1,061,445    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.68        04/04/2006          1,061,307
        135,198    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.93        06/26/2006            133,665
         57,621    NORDEA NORTH AMERICA INCORPORATED                                      4.89        05/15/2006             57,299
      1,599,749    NORTHERN ROCK PLC+/-                                                   4.63        04/21/2006          1,599,525
      1,516,350    NORTHERN ROCK PLC+/-                                                   4.66        02/05/2007          1,516,365

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       119,883    NORTHERN ROCK PLC                                                      4.69%       04/24/2006    $       119,549
        122,673    RACERS TRUST 2004-6-MM+/-                                              4.79        05/22/2006            122,690
         30,327    SCALDIS CAPITAL LIMITED                                                4.93        06/15/2006             30,028
        121,308    TANGO FINANCE CORPORATION                                              4.95        06/21/2006            120,015
        350,671    TANGO FINANCE CORPORATION SERIES MTN+/-                                4.87        10/25/2006            350,787
        175,320    TRAVELERS INSURANCE COMPANY+/-                                         4.77        02/09/2007            175,317
        758,175    UNICREDITO ITALIANO SERIES LIB+/-                                      4.70        03/09/2007            758,129
        758,175    UNICREDITO ITALIANO SERIES YCD+/-                                      4.47        04/03/2006            758,175
      1,152,426    US BANK NA SERIES BKNT+/-                                              4.66        07/28/2006          1,152,460
        303,270    WHISTLEJACKET CAPITAL LIMITED+/-                                       4.65        06/09/2006            303,270
         30,327    WHITE PINE FINANCE LLC                                                 4.64        04/18/2006             30,267
        758,175    WHITE PINE FINANCE LLC+/-                                              4.70        07/17/2006            758,175
        151,635    WHITE PINE FINANCE LLC                                                 4.82        05/05/2006            150,989
        123,795    WHITE PINE FINANCE LLC                                                 4.84        05/25/2006            122,934
         93,165    WHITE PINE FINANCE LLC                                                 4.93        06/20/2006             92,183
        800,299    WHITE PINE FINANCE LLC                                                 4.93        06/22/2006            791,656
        727,848    WHITE PINE FINANCE LLC SERIES MTN1+/-                                  4.81        06/12/2006            727,913

                                                                                                                         75,345,859
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $75,391,631)                                                               75,391,631
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 1.52%
      7,042,763    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                                             7,042,763
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $7,042,763)                                                                            7,042,763
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES

(COST $493,521,615)*                           115.90%                                                              $   539,296,126
OTHER ASSETS AND LIABILITIES, NET              (15.90)                                                                 (73,982,058)
                                               ------                                                               ---------------

TOTAL NET ASSETS                               100.00%                                                              $   465,314,068
                                               ======                                                               ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $7,042,763.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 99.79%

AMUSEMENT & RECREATION SERVICES - 0.22%
         36,416    HARRAH'S ENTERTAINMENT INCORPORATED<<                                                            $     2,838,991
         66,700    INTERNATIONAL GAME TECHNOLOGY                                                                          2,349,174

                                                                                                                          5,188,165
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 0.39%
        113,537    GAP INCORPORATED                                                                                       2,120,871
         68,197    KOHL'S CORPORATION+                                                                                    3,615,123
         68,885    LIMITED BRANDS                                                                                         1,684,927
         43,243    NORDSTROM INCORPORATED                                                                                 1,694,261

                                                                                                                          9,115,182
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.11%
         22,591    JONES APPAREL GROUP INCORPORATED                                                                         799,044
         20,796    LIZ CLAIBORNE INCORPORATED                                                                               852,220
         17,434    VF CORPORATION                                                                                           991,994

                                                                                                                          2,643,258
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.08%
         35,832    AUTONATION INCORPORATED+                                                                                 772,179
         10,927    AUTOZONE INCORPORATED+                                                                                 1,089,313

                                                                                                                          1,861,492
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.02%
         12,033    RYDER SYSTEM INCORPORATED                                                                                538,838
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.32%
         24,287    CENTEX CORPORATION                                                                                     1,505,551
         53,768    D.R. HORTON INCORPORATED                                                                               1,786,173
         15,203    KB HOME<<                                                                                                987,891
         27,116    LENNAR CORPORATION CLASS A<<                                                                           1,637,264
         42,323    PULTE HOMES INCORPORATED<<                                                                             1,626,050

                                                                                                                          7,542,929
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.24%
        420,218    HOME DEPOT INCORPORATED                                                                               17,775,221
        154,676    LOWE'S COMPANIES INCORPORATED                                                                          9,967,322
         21,938    SHERWIN-WILLIAMS COMPANY<<                                                                             1,084,615

                                                                                                                         28,827,158
                                                                                                                    ---------------

BUSINESS SERVICES - 6.45%
        118,652    ADOBE SYSTEMS INCORPORATED<<                                                                           4,143,328
         23,247    AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                                     1,386,916
         45,656    AUTODESK INCORPORATED+                                                                                 1,758,669
        114,647    AUTOMATIC DATA PROCESSING INCORPORATED                                                                 5,237,075
         42,100    BMC SOFTWARE INCORPORATED<<+                                                                             911,886
         90,257    CA INCORPORATED<<                                                                                      2,455,893
        199,435    CENDANT CORPORATION                                                                                    3,460,197

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
         35,305    CITRIX SYSTEMS INCORPORATED+                                                                     $     1,338,060
         36,891    COMPUTER SCIENCES CORPORATION+                                                                         2,049,295
         75,721    COMPUWARE CORPORATION+                                                                                   592,895
         27,661    CONVERGYS CORPORATION+                                                                                   503,707
        228,183    EBAY INCORPORATED+                                                                                     8,912,828
         60,095    ELECTRONIC ARTS INCORPORATED+                                                                          3,288,398
        101,779    ELECTRONIC DATA SYSTEMS CORPORATION                                                                    2,730,731
         25,600    EQUIFAX INCORPORATED                                                                                     953,344
        151,746    FIRST DATA CORPORATION                                                                                 7,104,748
         36,495    FISERV INCORPORATED+                                                                                   1,552,862
         39,983    GOOGLE INCORPORATED CLASS A+                                                                          15,593,370
         39,413    IMS HEALTH INCORPORATED                                                                                1,015,673
         85,973    INTERPUBLIC GROUP OF COMPANIES INCORPORATED<<+                                                           821,902
         35,002    INTUIT INCORPORATED+                                                                                   1,861,756
      1,757,935    MICROSOFT CORPORATION                                                                                 47,833,411
         25,011    MONSTER WORLDWIDE INCORPORATED<<+                                                                      1,247,048
         36,002    NCR CORPORATION+                                                                                       1,504,524
         77,037    NOVELL INCORPORATED<<+                                                                                   591,644
         35,368    OMNICOM GROUP INCORPORATED                                                                             2,944,386
        745,427    ORACLE CORPORATION+                                                                                   10,204,896
         21,973    PARAMETRIC TECHNOLOGY CORPORATION+                                                                       358,822
         33,924    ROBERT HALF INTERNATIONAL INCORPORATED                                                                 1,309,806
        684,641    SUN MICROSYSTEMS INCORPORATED+                                                                         3,512,208
        206,384    SYMANTEC CORPORATION+                                                                                  3,473,443
         67,646    UNISYS CORPORATION+                                                                                      466,081
         48,380    VERISIGN INCORPORATED<<+                                                                               1,160,636
        249,622    YAHOO! INCORPORATED<<+                                                                                 8,052,806

                                                                                                                        150,333,244
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 9.79%
        304,365    ABBOTT LABORATORIES                                                                                   12,926,382
         44,039    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                  2,958,980
         14,943    ALBERTO-CULVER COMPANY CLASS B                                                                           660,929
        231,175    AMGEN INCORPORATED+                                                                                   16,817,981
         21,851    AVERY DENNISON CORPORATION                                                                             1,277,846
         89,117    AVON PRODUCTS INCORPORATED<<                                                                           2,777,777
         20,920    BARR PHARMACEUTICALS INCORPORATED<<+                                                                   1,317,542
         68,068    BIOGEN IDEC INCORPORATED<<+                                                                            3,206,003
        387,537    BRISTOL-MYERS SQUIBB COMPANY                                                                           9,537,286
         21,635    CHIRON CORPORATION<<+                                                                                    991,099
         29,694    CLOROX COMPANY                                                                                         1,777,186
        101,945    COLGATE-PALMOLIVE COMPANY                                                                              5,821,059
        191,372    DOW CHEMICAL COMPANY                                                                                   7,769,703
        181,985    E.I. DU PONT DE NEMOURS & COMPANY                                                                      7,681,587
         16,149    EASTMAN CHEMICAL COMPANY                                                                                 826,506
         36,064    ECOLAB INCORPORATED                                                                                    1,377,645
        223,529    ELI LILLY & COMPANY<<                                                                                 12,361,154

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
         23,571    ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                                      $       876,605
         64,466    FOREST LABORATORIES INCORPORATED+                                                                      2,877,118
         51,390    GENZYME CORPORATION+                                                                                   3,454,436
         91,447    GILEAD SCIENCES INCORPORATED+                                                                          5,689,832
         31,819    HOSPIRA INCORPORATED+                                                                                  1,255,578
         15,616    INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                          535,941
         47,887    KING PHARMACEUTICALS INCORPORATED+                                                                       826,051
         50,533    MEDIMMUNE INCORPORATED+                                                                                1,848,497
        432,633    MERCK & COMPANY INCORPORATED<<                                                                        15,241,661
         53,287    MONSANTO COMPANY                                                                                       4,516,073
         43,243    MYLAN LABORATORIES INCORPORATED                                                                        1,011,886
      1,455,522    PFIZER INCORPORATED                                                                                   36,271,608
         32,705    PPG INDUSTRIES INCORPORATED                                                                            2,071,862
         63,851    PRAXAIR INCORPORATED                                                                                   3,521,383
        650,640    PROCTER & GAMBLE COMPANY                                                                              37,489,877
         28,489    ROHM & HAAS COMPANY                                                                                    1,392,257
        292,664    SCHERING-PLOUGH CORPORATION<<                                                                          5,557,689
         13,228    SIGMA-ALDRICH CORPORATION                                                                                870,270
        265,881    WYETH                                                                                                 12,900,546

                                                                                                                        228,295,835
                                                                                                                    ---------------

COMMUNICATIONS - 3.97%
         76,748    ALLTEL CORPORATION                                                                                     4,969,433
        767,480    AT&T INCORPORATED<<                                                                                   20,752,659
         82,496    AVAYA INCORPORATED<<+                                                                                    932,205
        355,637    BELLSOUTH CORPORATION                                                                                 12,322,822
         25,912    CENTURYTEL INCORPORATED<<                                                                              1,013,677
        102,237    CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                                              2,965,895
        423,054    COMCAST CORPORATION CLASS A<<+                                                                        11,067,093
        306,865    QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED+                                                       2,086,682
        586,975    SPRINT NEXTEL CORPORATION                                                                             15,167,434
         44,229    UNIVISION COMMUNICATIONS INCORPORATED CLASS A<<+                                                       1,524,574
        578,973    VERIZON COMMUNICATIONS INCORPORATED                                                                   19,719,820

                                                                                                                         92,522,294
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 10.27%
         68,358    AMSOUTH BANCORPORATION<<                                                                               1,849,084
        918,809    BANK OF AMERICA CORPORATION                                                                           41,842,562
        152,582    BANK OF NEW YORK COMPANY INCORPORATED                                                                  5,499,055
        105,914    BB&T CORPORATION<<                                                                                     4,151,829
        987,361    CITIGROUP INCORPORATED                                                                                46,642,934
         32,200    COMERICA INCORPORATED                                                                                  1,866,634
         24,449    COMPASS BANCSHARES INCORPORATED                                                                        1,237,364
        109,911    FIFTH THIRD BANCORP<<                                                                                  4,326,097
         24,925    FIRST HORIZON NATIONAL CORPORATION                                                                     1,038,126
         50,652    GOLDEN WEST FINANCIAL CORPORATION                                                                      3,439,271
         49,203    HUNTINGTON BANCSHARES INCORPORATED                                                                     1,187,268

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
        689,500    JP MORGAN CHASE & COMPANY                                                                        $    28,710,780
         80,146    KEYCORP                                                                                                2,949,373
         15,696    M&T BANK CORPORATION                                                                                   1,791,541
         41,517    MARSHALL & ILSLEY CORPORATION                                                                          1,809,311
         81,967    MELLON FINANCIAL CORPORATION                                                                           2,918,025
        108,283    NATIONAL CITY CORPORATION                                                                              3,779,077
         94,097    NORTH FORK BANCORPORATION INCORPORATED                                                                 2,712,817
         36,644    NORTHERN TRUST CORPORATION                                                                             1,923,810
         57,808    PNC FINANCIAL SERVICES GROUP                                                                           3,891,056
         90,273    REGIONS FINANCIAL CORPORATION                                                                          3,174,901
         70,651    SOVEREIGN BANCORP INCORPORATED                                                                         1,547,963
         65,872    STATE STREET CORPORATION                                                                               3,980,645
         73,345    SUNTRUST BANKS INCORPORATED                                                                            5,336,582
         61,966    SYNOVUS FINANCIAL CORPORATION                                                                          1,678,659
        356,244    US BANCORP                                                                                            10,865,442
        320,966    WACHOVIA CORPORATION                                                                                  17,990,144
        196,148    WASHINGTON MUTUAL INCORPORATED<<                                                                       8,359,828
        331,518    WELLS FARGO & COMPANY++                                                                               21,174,055
         20,646    ZIONS BANCORPORATION                                                                                   1,708,044

                                                                                                                        239,382,277
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.59%
         26,016    DARDEN RESTAURANTS INCORPORATED                                                                        1,067,436
        248,585    MCDONALD'S CORPORATION                                                                                 8,541,381
         22,614    WENDY'S INTERNATIONAL INCORPORATED                                                                     1,403,425
         54,563    YUM! BRANDS INCORPORATED                                                                               2,665,948

                                                                                                                         13,678,190
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.06%
         27,815    APOLLO GROUP INCORPORATED CLASS A+                                                                     1,460,566
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 3.63%
        129,764    AES CORPORATION+                                                                                       2,213,774
         32,280    ALLEGHENY ENERGY INCORPORATED+                                                                         1,092,678
         43,375    ALLIED WASTE INDUSTRIES INCORPORATED+                                                                    530,910
         40,502    AMEREN CORPORATION<<                                                                                   2,017,810
         77,884    AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                           2,649,614
         61,344    CENTERPOINT ENERGY INCORPORATED<<                                                                        731,834
         39,451    CINERGY CORPORATION                                                                                    1,791,470
         64,974    CITIZENS COMMUNICATIONS COMPANY<<                                                                        862,205
         43,669    CMS ENERGY CORPORATION+                                                                                  565,514
         48,551    CONSOLIDATED EDISON INCORPORATED                                                                       2,111,968
         35,301    CONSTELLATION ENERGY GROUP INCORPORATED                                                                1,931,318
         68,737    DOMINION RESOURCES INCORPORATED<<                                                                      4,744,915
         35,174    DTE ENERGY COMPANY<<                                                                                   1,410,126
        183,610    DUKE ENERGY CORPORATION<<                                                                              5,352,231
         59,597    DYNEGY INCORPORATED CLASS A+                                                                             286,066
         64,450    EDISON INTERNATIONAL                                                                                   2,654,051

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
        130,405    EL PASO CORPORATION                                                                              $     1,571,380
         41,115    ENTERGY CORPORATION                                                                                    2,834,468
        131,989    EXELON CORPORATION                                                                                     6,982,218
         65,247    FIRSTENERGY CORPORATION                                                                                3,190,578
         79,830    FPL GROUP INCORPORATED<<                                                                               3,204,376
         34,533    KEYSPAN CORPORATION                                                                                    1,411,364
         20,817    KINDER MORGAN INCORPORATED<<                                                                           1,914,956
          8,741    NICOR INCORPORATED                                                                                       345,794
         53,933    NISOURCE INCORPORATED                                                                                  1,090,525
          7,585    PEOPLES ENERGY CORPORATION<<                                                                             270,329
         68,310    PG&E CORPORATION                                                                                       2,657,259
         19,616    PINNACLE WEST CAPITAL CORPORATION                                                                        766,986
         75,218    PPL CORPORATION                                                                                        2,211,409
         49,907    PROGRESS ENERGY INCORPORATED                                                                           2,194,910
         49,591    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                           3,175,808
         51,118    SEMPRA ENERGY                                                                                          2,374,942
        146,728    SOUTHERN COMPANY<<                                                                                     4,808,277
         41,211    TECO ENERGY INCORPORATED                                                                                 664,321
         91,542    TXU CORPORATION                                                                                        4,097,420
        109,255    WASTE MANAGEMENT INCORPORATED                                                                          3,856,684
        117,632    WILLIAMS COMPANIES INCORPORATED<<                                                                      2,516,148
         79,881    XCEL ENERGY INCORPORATED                                                                               1,449,840

                                                                                                                         84,536,476
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 9.37%
         23,164    ADC TELECOMMUNICATIONS INCORPORATED<<+                                                                   592,767
         95,127    ADVANCED MICRO DEVICES INCORPORATED+                                                                   3,154,411
         71,074    ALTERA CORPORATION<<+                                                                                  1,466,967
         33,999    AMERICAN POWER CONVERSION CORPORATION                                                                    785,717
         72,428    ANALOG DEVICES INCORPORATED                                                                            2,773,268
         31,519    ANDREW CORPORATION+                                                                                      387,053
         58,219    APPLIED MICRO CIRCUITS CORPORATION+                                                                      236,951
         87,137    BROADCOM CORPORATION CLASS A+                                                                          3,760,833
        115,199    CIENA CORPORATION+                                                                                       600,187
      1,216,682    CISCO SYSTEMS INCORPORATED+                                                                           26,365,499
         39,959    COMVERSE TECHNOLOGY INCORPORATED+                                                                        940,235
         18,161    COOPER INDUSTRIES LIMITED CLASS A                                                                      1,578,191
         81,383    EMERSON ELECTRIC COMPANY                                                                               6,806,060
         81,183    FREESCALE SEMICONDUCTOR INCORPORATED CLASS B+                                                          2,254,451
      2,061,925    GENERAL ELECTRIC COMPANY                                                                              71,713,752
         12,986    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                           1,443,134
      1,163,754    INTEL CORPORATION                                                                                     22,518,640
         34,535    JABIL CIRCUIT INCORPORATED+                                                                            1,480,170
        331,583    JDS UNIPHASE CORPORATION<<+                                                                            1,382,701
         39,469    KLA-TENCOR CORPORATION<<                                                                               1,908,721
         23,988    L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                               2,057,931
         60,471    LINEAR TECHNOLOGY CORPORATION                                                                          2,121,323

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
         77,484    LSI LOGIC CORPORATION+                                                                           $       895,715
        884,079    LUCENT TECHNOLOGIES INCORPORATED<<+                                                                    2,696,441
         63,420    MAXIM INTEGRATED PRODUCTS INCORPORATED                                                                 2,356,053
         15,910    MAYTAG CORPORATION                                                                                       339,360
        122,409    MICRON TECHNOLOGY INCORPORATED+                                                                        1,801,861
         28,186    MOLEX INCORPORATED                                                                                       935,775
        494,464    MOTOROLA INCORPORATED                                                                                 11,328,170
         66,760    NATIONAL SEMICONDUCTOR CORPORATION                                                                     1,858,598
         74,015    NETWORK APPLIANCE INCORPORATED+                                                                        2,666,760
         26,384    NOVELLUS SYSTEMS INCORPORATED<<+                                                                         633,216
         33,861    NVIDIA CORPORATION+                                                                                    1,938,881
         36,750    PMC-SIERRA INCORPORATED+                                                                                 451,658
         31,917    QLOGIC CORPORATION+                                                                                      617,594
        327,641    QUALCOMM INCORPORATED                                                                                 16,581,911
         34,080    ROCKWELL COLLINS INCORPORATED                                                                          1,920,408
        105,271    SANMINA-SCI CORPORATION+                                                                                 431,611
         89,095    TELLABS INCORPORATED+                                                                                  1,416,611
        316,574    TEXAS INSTRUMENTS INCORPORATED                                                                        10,279,158
         13,458    WHIRLPOOL CORPORATION                                                                                  1,231,003
         68,200    XILINX INCORPORATED                                                                                    1,736,372

                                                                                                                        218,446,118
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.40%
         17,175    FLUOR CORPORATION<<                                                                                    1,473,615
         48,121    MOODY'S CORPORATION                                                                                    3,438,727
         66,079    PAYCHEX INCORPORATED                                                                                   2,752,851
         32,181    QUEST DIAGNOSTICS INCORPORATED                                                                         1,650,885

                                                                                                                          9,316,078
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.33%
         20,629    BALL CORPORATION                                                                                         904,169
         28,949    FORTUNE BRANDS INCORPORATED                                                                            2,334,158
         40,566    ILLINOIS TOOL WORKS INCORPORATED                                                                       3,906,911
         11,533    SNAP-ON INCORPORATED                                                                                     439,638

                                                                                                                          7,584,876
                                                                                                                    ---------------

FINANCIAL SERVICES - 0.04%
         42,486    JANUS CAPITAL GROUP INCORPORATED                                                                         984,401
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 3.05%
        153,577    ANHEUSER-BUSCH COMPANIES INCORPORATED<<                                                                6,568,488
        129,334    ARCHER-DANIELS-MIDLAND COMPANY                                                                         4,352,089
         36,454    CAMPBELL SOUP COMPANY                                                                                  1,181,110
         60,021    COCA-COLA ENTERPRISES INCORPORATED                                                                     1,220,827
        102,718    CONAGRA FOODS INCORPORATED                                                                             2,204,328
         38,999    CONSTELLATION BRANDS INCORPORATED CLASS A<<+                                                             976,925
         70,458    GENERAL MILLS INCORPORATED                                                                             3,570,812
         22,330    HERCULES INCORPORATED<<+                                                                                 308,154

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FOOD & KINDRED PRODUCTS (CONTINUED)
         35,451    HERSHEY FOODS CORPORATION                                                                        $     1,851,606
         66,270    HJ HEINZ COMPANY                                                                                       2,512,958
         49,729    KELLOGG COMPANY                                                                                        2,190,065
         26,233    MCCORMICK & COMPANY INCORPORATED                                                                         888,249
         11,354    MOLSON COORS BREWING COMPANY                                                                             779,112
         26,749    PEPSI BOTTLING GROUP INCORPORATED                                                                        812,902
        327,735    PEPSICO INCORPORATED                                                                                  18,939,806
        150,369    SARA LEE CORPORATION<<                                                                                 2,688,598
        407,513    THE COCA-COLA COMPANY<<                                                                               17,062,569
         49,842    TYSON FOODS INCORPORATED CLASS A                                                                         684,829
         35,104    WM. WRIGLEY JR. COMPANY<<                                                                              2,246,656

                                                                                                                         71,040,083
                                                                                                                    ---------------

FOOD STORES - 0.62%
         72,954    ALBERTSON'S INCORPORATED                                                                               1,872,729
        143,512    KROGER COMPANY                                                                                         2,921,905
         88,958    SAFEWAY INCORPORATED                                                                                   2,234,625
        151,005    STARBUCKS CORPORATION+                                                                                 5,683,828
         27,482    WHOLE FOODS MARKET INCORPORATED                                                                        1,825,904

                                                                                                                         14,538,991
                                                                                                                    ---------------

FORESTRY - 0.15%
         48,120    WEYERHAEUSER COMPANY                                                                                   3,485,332
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.21%
         36,079    LEGGETT & PLATT INCORPORATED                                                                             879,245
         82,351    MASCO CORPORATION                                                                                      2,675,584
         54,300    NEWELL RUBBERMAID INCORPORATED<<                                                                       1,367,817

                                                                                                                          4,922,646
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 1.98%
         22,539    BIG LOTS INCORPORATED<<+                                                                                 314,645
         62,634    DOLLAR GENERAL CORPORATION                                                                             1,106,743
         30,715    FAMILY DOLLAR STORES INCORPORATED                                                                        817,019
         53,848    FEDERATED DEPARTMENT STORES INCORPORATED                                                               3,930,904
         45,941    JC PENNEY COMPANY INCORPORATED                                                                         2,775,296
         19,743    SEARS HOLDINGS CORPORATION<<+                                                                          2,610,814
        173,917    TARGET CORPORATION                                                                                     9,045,423
         91,132    TJX COMPANIES INCORPORATED                                                                             2,261,896
        494,164    WAL-MART STORES INCORPORATED                                                                          23,344,307

                                                                                                                         46,207,047
                                                                                                                    ---------------

HEALTH SERVICES - 0.54%
         88,748    CAREMARK RX INCORPORATED+                                                                              4,364,627
         80,695    HCA INCORPORATED<<                                                                                     3,695,024
         47,604    HEALTH MANAGEMENT ASSOCIATION INCORPORATED CLASS A                                                     1,026,818
         24,786    LABORATORY CORPORATION OF AMERICA HOLDINGS+                                                            1,449,485
         15,641    MANOR CARE INCORPORATED                                                                                  693,678

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HEALTH SERVICES (CONTINUED)
         93,034    TENET HEALTHCARE CORPORATION+                                                                    $       686,591
         20,104    WATSON PHARMACEUTICALS INCORPORATED+                                                                     577,789

                                                                                                                         12,494,012
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.95%
         19,102    APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A                                                        895,884
         42,195    ARCHSTONE-SMITH TRUST                                                                                  2,057,850
         17,750    BOSTON PROPERTIES INCORPORATED                                                                         1,655,188
         80,347    EQUITY OFFICE PROPERTIES TRUST                                                                         2,698,052
         57,450    EQUITY RESIDENTIAL                                                                                     2,688,085
         39,728    KIMCO REALTY CORPORATION                                                                               1,614,546
         36,461    PLUM CREEK TIMBER COMPANY<<                                                                            1,346,505
         48,167    PROLOGIS                                                                                               2,576,934
         16,355    PUBLIC STORAGE INCORPORATED<<                                                                          1,328,517
         36,185    SIMON PROPERTY GROUP INCORPORATED<<                                                                    3,044,606
         23,473    VORNADO REALTY TRUST<<                                                                                 2,253,408

                                                                                                                         22,159,575
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.34%
         55,478    BED BATH & BEYOND INCORPORATED+                                                                        2,130,355
         80,439    BEST BUY COMPANY INCORPORATED                                                                          4,498,954
         30,117    CIRCUIT CITY STORES INCORPORATED                                                                         737,264
         26,631    RADIO SHACK CORPORATION                                                                                  512,114

                                                                                                                          7,878,687
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.29%
         65,192    HILTON HOTELS CORPORATION                                                                              1,659,788
         32,091    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                            2,201,443
         42,695    STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                       2,891,732

                                                                                                                          6,752,963
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.58%
        149,349    3M COMPANY                                                                                            11,304,226
         35,259    AMERICAN STANDARD COMPANIES INCORPORATED                                                               1,511,201
        168,476    APPLE COMPUTER INCORPORATED+                                                                          10,566,815
        313,850    APPLIED MATERIALS INCORPORATED<<                                                                       5,495,514
         67,706    BAKER HUGHES INCORPORATED<<                                                                            4,631,090
         15,308    BLACK & DECKER CORPORATION                                                                             1,330,112
        132,708    CATERPILLAR INCORPORATED<<                                                                             9,529,762
          9,189    CUMMINS INCORPORATED<<                                                                                   965,764
         46,862    DEERE & COMPANY                                                                                        3,704,441
        465,565    DELL INCORPORATED+                                                                                    13,855,214
         40,216    DOVER CORPORATION                                                                                      1,952,889
         29,454    EATON CORPORATION<<                                                                                    2,149,258
        470,160    EMC CORPORATION+                                                                                       6,408,281
         52,279    GATEWAY INCORPORATED+                                                                                    114,491
        559,508    HEWLETT-PACKARD COMPANY                                                                               18,407,813
         64,780    INGERSOLL-RAND COMPANY CLASS A                                                                         2,707,156

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
        310,040    INTERNATIONAL BUSINESS MACHINES CORPORATION<<                                                    $    25,568,999
         21,421    LEXMARK INTERNATIONAL INCORPORATED<<+                                                                    972,085
         34,562    NATIONAL-OILWELL VARCO INCORPORATED<<+                                                                 2,216,115
         24,711    PALL CORPORATION                                                                                         770,736
         23,684    PARKER HANNIFIN CORPORATION                                                                            1,909,167
         44,900    PITNEY BOWES INCORPORATED<<                                                                            1,927,557
        180,915    SOLECTRON CORPORATION+                                                                                   723,660
         14,330    STANLEY WORKS                                                                                            725,958
         50,044    SYMBOL TECHNOLOGIES INCORPORATED                                                                         529,466

                                                                                                                        129,977,770
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.44%
         63,688    AON CORPORATION<<                                                                                      2,643,689
         32,340    HUMANA INCORPORATED+                                                                                   1,702,701
         26,906    JEFFERSON-PILOT CORPORATION                                                                            1,505,121
        108,205    MARSH & MCLENNAN COMPANIES INCORPORATED                                                                3,176,899
         59,075    UNUMPROVIDENT CORPORATION<<                                                                            1,209,856

                                                                                                                         10,238,266
                                                                                                                    ---------------

INSURANCE CARRIERS - 5.81%
         63,761    ACE LIMITED                                                                                            3,316,210
        112,181    AETNA INCORPORATED                                                                                     5,512,574
         98,546    AFLAC INCORPORATED                                                                                     4,447,381
        127,588    ALLSTATE CORPORATION                                                                                   6,648,611
         20,874    AMBAC FINANCIAL GROUP INCORPORATED                                                                     1,661,570
        513,454    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                             33,934,175
         39,545    CHUBB CORPORATION                                                                                      3,774,175
         23,949    CIGNA CORPORATION                                                                                      3,128,218
         34,441    CINCINNATI FINANCIAL CORPORATION                                                                       1,448,933
         74,531    GENWORTH FINANCIAL INCORPORATED                                                                        2,491,571
         59,831    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                         4,819,387
         34,269    LINCOLN NATIONAL CORPORATION<<                                                                         1,870,745
         26,842    LOEWS CORPORATION                                                                                      2,716,410
         26,509    MBIA INCORPORATED<<                                                                                    1,593,986
        149,937    METLIFE INCORPORATED                                                                                   7,252,453
         17,307    MGIC INVESTMENT CORPORATION<<                                                                          1,153,166
         55,289    PRINCIPAL FINANCIAL GROUP INCORPORATED                                                                 2,698,103
         38,912    PROGRESSIVE CORPORATION                                                                                4,056,965
         97,919    PRUDENTIAL FINANCIAL INCORPORATED                                                                      7,423,239
         24,385    SAFECO CORPORATION                                                                                     1,224,371
        137,663    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                              5,752,937
         20,487    TORCHMARK CORPORATION                                                                                  1,169,808
        268,296    UNITEDHEALTH GROUP INCORPORATED                                                                       14,987,015
        130,558    WELLPOINT INCORPORATED+                                                                               10,109,106
         34,503    XL CAPITAL LIMITED CLASS A                                                                             2,211,987

                                                                                                                        135,403,096
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
LEATHER & LEATHER PRODUCTS - 0.11%
         75,834    COACH INCORPORATED+                                                                              $     2,622,340
                                                                                                                    ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.02%
         20,975    LOUISIANA-PACIFIC CORPORATION<<                                                                          570,520
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.93%
         84,815    AGILENT TECHNOLOGIES INCORPORATED+                                                                     3,184,803
         29,998    ALLERGAN INCORPORATED<<                                                                                3,254,783
         36,254    APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                                             983,934
         10,636    BAUSCH & LOMB INCORPORATED                                                                               677,513
        128,280    BAXTER INTERNATIONAL INCORPORATED                                                                      4,978,547
         48,927    BECTON DICKINSON & COMPANY                                                                             3,012,925
         48,964    BIOMET INCORPORATED+                                                                                   1,739,201
        117,014    BOSTON SCIENTIFIC CORPORATION<<+                                                                       2,697,173
         20,574    C.R. BARD INCORPORATED                                                                                 1,395,123
         46,929    DANAHER CORPORATION                                                                                    2,982,338
         56,815    EASTMAN KODAK COMPANY<<                                                                                1,615,819
         24,410    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED<<+                                                        1,661,100
         67,031    GUIDANT CORPORATION<<                                                                                  5,232,440
        238,766    MEDTRONIC INCORPORATED                                                                                12,117,374
         10,300    MILLIPORE CORPORATION+                                                                                   752,518
         25,873    PERKINELMER INCORPORATED                                                                                 607,239
         88,248    RAYTHEON COMPANY                                                                                       4,045,288
         35,059    ROCKWELL AUTOMATION INCORPORATED                                                                       2,521,093
         72,515    ST. JUDE MEDICAL INCORPORATED+                                                                         2,973,115
         57,803    STRYKER CORPORATION<<                                                                                  2,562,985
         16,143    TEKTRONIX INCORPORATED                                                                                   576,467
         39,186    TERADYNE INCORPORATED+                                                                                   607,775
         32,080    THERMO ELECTRON CORPORATION+                                                                           1,189,847
         20,675    WATERS CORPORATION+                                                                                      892,126
        184,228    XEROX CORPORATION<<+                                                                                   2,800,266
         49,012    ZIMMER HOLDINGS INCORPORATED<<+                                                                        3,313,211

                                                                                                                         68,375,003
                                                                                                                    ---------------

MEDICAL MANAGEMENT SERVICES - 0.07%
         31,714    COVENTRY HEALTH CARE INCORPORATED+                                                                     1,711,922
                                                                                                                    ---------------

MEMBERSHIP ORGANIZATIONS - 0.00%
          4,627    TRONOX INC COMMON CLASS B+                                                                                78,606
                                                                                                                    ---------------

METAL MINING - 0.43%
         36,407    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                    2,176,047
         88,381    NEWMONT MINING CORPORATION                                                                             4,586,090
         40,261    PHELPS DODGE CORPORATION                                                                               3,242,218

                                                                                                                         10,004,355
                                                                                                                    ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.07%
         19,859    VULCAN MATERIALS COMPANY                                                                               1,720,782
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.09%
         35,208    HASBRO INCORPORATED                                                                              $       742,889
        588,715    JOHNSON & JOHNSON                                                                                     34,863,702
         76,899    MATTEL INCORPORATED<<                                                                                  1,394,179
         28,138    TIFFANY & COMPANY<<                                                                                    1,056,300
        398,676    TYCO INTERNATIONAL LIMITED                                                                            10,716,411

                                                                                                                         48,773,481
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.26%
         61,030    AMAZON.COM INCORPORATED+<<                                                                             2,228,205
         93,598    COSTCO WHOLESALE CORPORATION                                                                           5,069,268
        161,697    CVS CORPORATION                                                                                        4,829,889
         12,185    DILLARDS INCORPORATED CLASS A                                                                            317,297
         28,954    EXPRESS SCRIPTS INCORPORATED<<+                                                                        2,545,057
         58,491    OFFICE DEPOT INCORPORATED+                                                                             2,178,205
        144,144    STAPLES INCORPORATED                                                                                   3,678,555
        200,207    WALGREEN COMPANY                                                                                       8,634,928

                                                                                                                         29,481,404
                                                                                                                    ---------------

MOTION PICTURES - 1.44%
        474,853    NEWS CORPORATION CLASS A                                                                               7,887,308
        891,222    TIME WARNER INCORPORATED                                                                              14,963,618
        380,962    WALT DISNEY COMPANY<<                                                                                 10,625,030

                                                                                                                         33,475,956
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.74%
        216,039    UNITED PARCEL SERVICE INCORPORATED CLASS B                                                            17,149,176
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.00%
        244,829    AMERICAN EXPRESS COMPANY                                                                              12,865,764
         59,563    CAPITAL ONE FINANCIAL CORPORATION<<                                                                    4,796,013
         39,518    CIT GROUP INCORPORATED                                                                                 2,115,003
        119,282    COUNTRYWIDE FINANCIAL CORPORATION<<                                                                    4,377,649
        191,467    FANNIE MAE                                                                                             9,841,404
        136,691    FREDDIE MAC                                                                                            8,338,151
         82,551    SLM CORPORATION                                                                                        4,287,699

                                                                                                                         46,621,683
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 3.36%
         45,585    ANADARKO PETROLEUM CORPORATION                                                                         4,604,541
         65,340    APACHE CORPORATION                                                                                     4,280,424
         64,124    BJ SERVICES COMPANY                                                                                    2,218,690
         74,354    BURLINGTON RESOURCES INCORPORATED                                                                      6,833,876
         73,908    CHESAPEAKE ENERGY CORPORATION                                                                          2,321,450
         87,408    DEVON ENERGY CORPORATION                                                                               5,346,747
         47,980    EOG RESOURCES INCORPORATED                                                                             3,454,560
        102,120    HALLIBURTON COMPANY                                                                                    7,456,803
         22,945    KERR-MCGEE CORPORATION                                                                                 2,190,789
         31,258    NABORS INDUSTRIES LIMITED+                                                                             2,237,448

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
OIL & GAS EXTRACTION (CONTINUED)
         27,130    NOBLE CORPORATION<<                                                                              $     2,200,243
         85,212    OCCIDENTAL PETROLEUM CORPORATION                                                                       7,894,892
         21,623    ROWAN COMPANIES INCORPORATED<<+                                                                          950,547
        116,883    SCHLUMBERGER LIMITED                                                                                  14,793,881
         64,481    TRANSOCEAN INCORPORATED<<+                                                                             5,177,824
         68,999    WEATHERFORD INTERNATIONAL LIMITED+                                                                     3,156,704
         71,846    XTO ENERGY INCORPORATED                                                                                3,130,330

                                                                                                                         78,249,749
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.53%
         20,830    BEMIS COMPANY INCORPORATED                                                                               657,811
         97,443    INTERNATIONAL PAPER COMPANY                                                                            3,368,605
         91,163    KIMBERLY-CLARK CORPORATION                                                                             5,269,221
         35,897    MEADWESTVACO CORPORATION                                                                                 980,347
         14,015    OFFICEMAX INCORPORATED                                                                                   422,833
         28,343    PACTIV CORPORATION+                                                                                      695,537
         21,929    TEMPLE-INLAND INCORPORATED                                                                               976,937

                                                                                                                         12,371,291
                                                                                                                    ---------------

PERSONAL SERVICES - 0.11%
         27,253    CINTAS CORPORATION                                                                                     1,161,523
         64,812    H & R BLOCK INCORPORATED                                                                               1,403,180

                                                                                                                          2,564,703
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 5.84%
         15,832    AMERADA HESS CORPORATION                                                                               2,254,477
         14,097    ASHLAND INCORPORATED                                                                                   1,002,015
        440,371    CHEVRONTEXACO CORPORATION                                                                             25,528,307
        272,695    CONOCOPHILLIPS<<                                                                                      17,220,689
      1,207,933    EXXON MOBIL CORPORATION                                                                               73,514,802
         72,560    MARATHON OIL CORPORATION                                                                               5,526,895
         32,663    MURPHY OIL CORPORATION                                                                                 1,627,271
         26,342    SUNOCO INCORPORATED                                                                                    2,043,349
        123,009    VALERO ENERGY CORPORATION                                                                              7,353,478

                                                                                                                        136,071,283
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 0.51%
        172,460    ALCOA INCORPORATED                                                                                     5,270,378
         17,102    ALLEGHENY TECHNOLOGIES INCORPORATED                                                                    1,046,300
         24,481    ENGELHARD CORPORATION                                                                                    969,693
         30,742    NUCOR CORPORATION                                                                                      3,221,454
         21,528    UNITED STATES STEEL CORPORATION                                                                        1,306,319

                                                                                                                         11,814,144
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.97%
        152,855    CBS CORPORATION CLASS B                                                                                3,665,463
         11,678    DOW JONES & COMPANY INCORPORATED<<                                                                       458,945
         16,827    E.W. SCRIPPS COMPANY CLASS A                                                                             752,335

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES (CONTINUED)
         47,095    GANNETT COMPANY INCORPORATED<<                                                                   $     2,821,933
         13,253    KNIGHT-RIDDER INCORPORATED<<                                                                             837,722
         72,634    MCGRAW-HILL COMPANIES INCORPORATED                                                                     4,185,171
          8,282    MEREDITH CORPORATION                                                                                     462,053
         28,721    NEW YORK TIMES COMPANY CLASS A<<                                                                         726,929
         42,720    RR DONNELLEY & SONS COMPANY                                                                            1,397,798
         51,791    TRIBUNE COMPANY                                                                                        1,420,627
        152,866    VIACOM INCORPORATED CLASS B+                                                                           5,931,201

                                                                                                                         22,660,177
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.77%
         73,777    BURLINGTON NORTHERN SANTA FE CORPORATION                                                               6,147,837
         43,407    CSX CORPORATION<<                                                                                      2,595,739
         81,547    NORFOLK SOUTHERN CORPORATION                                                                           4,409,246
         52,409    UNION PACIFIC CORPORATION                                                                              4,892,380

                                                                                                                         18,045,202
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.07%
         12,131    COOPER TIRE & RUBBER COMPANY                                                                             173,959
         16,101    SEALED AIR CORPORATION                                                                                   931,765
         35,009    THE GOODYEAR TIRE & RUBBER COMPANY<<+                                                                    506,930

                                                                                                                          1,612,654
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 2.82%
         49,582    AMERIPRISE FINANCIAL INCORPORATED                                                                      2,234,165
         23,612    BEAR STEARNS COMPANIES INCORPORATED                                                                    3,274,984
        204,117    CHARLES SCHWAB CORPORATION                                                                             3,512,854
         82,669    E*TRADE FINANCIAL CORPORATION+                                                                         2,230,410
         16,663    FEDERATED INVESTORS INCORPORATED CLASS B                                                                 650,690
         30,188    FRANKLIN RESOURCES INCORPORATED                                                                        2,844,917
         86,248    GOLDMAN SACHS GROUP INCORPORATED                                                                      13,537,486
         53,491    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                  7,731,054
        181,656    MERRILL LYNCH & COMPANY INCORPORATED                                                                  14,307,226
        212,412    MORGAN STANLEY                                                                                        13,343,722
         26,119    T. ROWE PRICE GROUP INCORPORATED                                                                       2,042,767

                                                                                                                         65,710,275
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.35%
        305,820    CORNING INCORPORATED+                                                                                  8,229,616
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.39%
        412,833    ALTRIA GROUP INCORPORATED                                                                             29,253,346
         16,921    REYNOLDS AMERICAN INCORPORATED<<                                                                       1,785,165
         32,356    UST INCORPORATED                                                                                       1,346,010

                                                                                                                         32,384,521
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TRANSPORTATION BY AIR - 0.40%
         60,112    FEDEX CORPORATION                                                                                $     6,789,050
        140,074    SOUTHWEST AIRLINES COMPANY                                                                             2,519,931

                                                                                                                          9,308,981
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.90%
        158,329    BOEING COMPANY                                                                                        12,338,579
         18,796    BRUNSWICK CORPORATION                                                                                    730,413
        368,757    FORD MOTOR COMPANY<<                                                                                   2,935,306
         79,182    GENERAL DYNAMICS CORPORATION                                                                           5,066,065
        111,866    GENERAL MOTORS CORPORATION<<                                                                           2,379,390
         34,205    GENUINE PARTS COMPANY<<                                                                                1,499,205
         24,412    GOODRICH CORPORATION                                                                                   1,064,607
         53,911    HARLEY-DAVIDSON INCORPORATED<<                                                                         2,796,903
        164,308    HONEYWELL INTERNATIONAL INCORPORATED                                                                   7,027,453
         36,538    ITT INDUSTRIES INCORPORATED                                                                            2,054,166
         38,410    JOHNSON CONTROLS INCORPORATED                                                                          2,916,471
         70,871    LOCKHEED MARTIN CORPORATION                                                                            5,324,538
         12,204    NAVISTAR INTERNATIONAL CORPORATION+                                                                      336,586
         69,375    NORTHROP GRUMMAN CORPORATION                                                                           4,737,619
         33,488    PACCAR INCORPORATED                                                                                    2,360,234
         26,185    TEXTRON INCORPORATED                                                                                   2,445,417
        200,868    UNITED TECHNOLOGIES CORPORATION                                                                       11,644,318

                                                                                                                         67,657,270
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.03%
         26,081    SABRE HOLDINGS CORPORATION                                                                               613,686
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.17%
         85,887    CARNIVAL CORPORATION<<                                                                                 4,068,467
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.08%
         41,347    AMERISOURCEBERGEN CORPORATION                                                                          1,995,820
         16,450    BROWN-FORMAN CORPORATION CLASS B                                                                       1,266,157
         83,468    CARDINAL HEALTH INCORPORATED                                                                           6,220,035
         26,842    DEAN FOODS COMPANY+                                                                                    1,042,275
         60,556    MCKESSON CORPORATION                                                                                   3,156,784
         60,216    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                   3,445,560
         37,439    NIKE INCORPORATED CLASS B                                                                              3,186,059
         26,939    SUPERVALU INCORPORATED<<                                                                                 830,260
        122,510    SYSCO CORPORATION                                                                                      3,926,445

                                                                                                                         25,069,395
                                                                                                                    ---------------
WHOLESALE TRADE DURABLE GOODS - 0.09%
         27,425    PATTERSON COMPANIES INCORPORATED+                                                                        965,360
         15,124    W.W. GRAINGER INCORPORATED                                                                             1,139,593

                                                                                                                          2,104,953
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $1,832,740,086)                                                                             2,326,477,440
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
RIGHTS - 0.00%
         32,300    SEAGATE TECHNOLOGY RIGHTS(A)                                                                     $             0

TOTAL RIGHTS (COST $0)                                                                                                            0
                                                                                                                    ---------------
COLLATERAL FOR SECURITIES LENDING - 10.67%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
         85,895    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    85,895
         65,084    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           65,084

                                                                                                                            150,979
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 10.66%
$       900,300    AMERICAN GENERAL FINANCE CORPORATION+/-                                4.78%       04/13/2007            900,669
        374,825    APRECO LLC                                                             4.62        05/15/2006            372,730
        820,373    APRECO LLC                                                             4.94        06/15/2006            812,293
        500,167    ASPEN FUNDING CORPORATION                                              4.92        04/03/2006            500,167
      5,001,667    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                        4.62        11/03/2006          5,001,667
        563,088    ATLAS CAPITAL FUNDING LIMITED                                          4.80        04/17/2006            562,046
      1,200,400    ATLAS CAPITAL FUNDING LIMITED                                          4.62        05/15/2006          1,193,690
      2,500,833    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80        10/20/2006          2,500,833
      2,500,833    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80        12/22/2006          2,500,833
        400,133    ATOMIUM FUNDING CORPORATION                                            4.53        04/12/2006            399,657
        347,016    BETA FINANCE INCORPORATED SERIES MTN+/-                                4.88        06/02/2006            347,061
     49,816,601    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $ 49,837,067)                                          4.93        04/03/2006         49,816,601
      1,484,895    BUCKINGHAM CDO LLC++                                                   4.60        04/06/2006          1,484,301
      4,868,222    BUCKINGHAM CDO LLC                                                     4.82        04/21/2006          4,856,636
      2,500,833    BUCKINGHAM CDO LLC                                                     4.82        04/25/2006          2,493,556
      2,600,867    BUCKINGHAM II CDO LLC++                                                4.83        04/25/2006          2,593,298
     10,003,334    BUCKINGHAM II CDO LLC                                                  4.83        04/26/2006          9,972,924
      3,001,000    CAIRN HIGH GRADE FUNDING I                                             4.59        04/06/2006          2,999,800
        240,080    CAIRN HIGH GRADE FUNDING I                                             4.71        04/26/2006            239,350
      4,201,400    CAIRN HIGH GRADE FUNDING I                                             4.83        04/27/2006          4,188,082
      2,500,833    CAIRN HIGH GRADE FUNDING I++                                           4.83        05/02/2006          2,491,255
      1,300,433    CAIRN HIGH GRADE FUNDING I                                             4.77        05/10/2006          1,294,035
      5,030,176    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78        04/05/2006          5,028,869
      1,380,460    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69        05/08/2006          1,374,027
        444,848    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70        05/10/2006            442,660
      2,000,667    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72        05/12/2006          1,990,283
      1,000,333    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90        06/07/2006            991,560
      2,662,387    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92        06/12/2006          2,637,228
      5,501,833    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72        04/12/2006          5,501,834
      1,000,333    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75        04/18/2007          1,000,333
      3,521,173    CONSOLIDATED EDISON INCORPORATED                                       4.90        04/03/2006          3,521,173
        250,083    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                       4.81        04/13/2006            249,753
      3,101,033    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                     4.92        05/04/2006          3,099,483
      2,500,833    CULLINAN FINANCE CORPORATION+/-                                        4.71        11/15/2006          2,500,733
      2,000,667    DEER VALLEY FUNDING LLC++                                              4.51        04/10/2006          1,998,806

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     2,556,352    DEER VALLEY FUNDING LLC                                                4.81%       04/17/2006    $     2,551,623
      6,094,731    DEER VALLEY FUNDING LLC                                                4.83        04/19/2006          6,081,810
      1,300,433    DEER VALLEY FUNDING LLC                                                4.80        05/03/2006          1,295,271
      5,001,667    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $ 5,003,684)                                           4.84        04/03/2006          5,001,667
      4,790,496    EIFFEL FUNDING LLC                                                     4.91        04/03/2006          4,790,496
        300,100    EIFFEL FUNDING LLC                                                     4.78        04/17/2006            299,545
      3,603,301    EUREKA SECURITIZATION INCORPORATED                                     4.88        05/16/2006          3,582,690
         82,427    GALLEON CAPITAL LLC                                                    4.65        04/03/2006             82,428
        150,050    GEMINI SECURITIZATION INCORPORATED                                     4.90        05/24/2006            149,028
      2,400,800    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97        06/30/2006          2,400,800
      7,167,389    HARRIER FINANCE FUNDING LLC                                            4.62        04/03/2006          7,167,389
      1,600,533    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03        06/06/2006          1,600,533
     20,087,670    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $ 20,095,923)                                          4.93        04/03/2006         20,087,670
        130,043    K2 (USA) LLC                                                           4.63        05/02/2006            129,545
        462,654    K2 (USA) LLC SERIES MTN+/-                                             4.87        07/24/2006            462,770
      1,500,500    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84        03/20/2007          1,500,200
        200,067    KLIO II FUNDING CORPORATION                                            4.58        04/05/2006            200,015
        241,080    KLIO III FUNDING CORPORATION                                           4.69        04/19/2006            240,569
        100,033    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62        05/02/2006             99,650
        379,727    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69        05/10/2006            377,858
      2,500,833    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81        05/26/2006          2,500,983
        200,067    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68        09/12/2006            200,069
        600,200    LIQUID FUNDING LIMITED+/-                                              4.94        04/24/2006            600,224
      2,300,767    LIQUID FUNDING LIMITED+/-                                              4.71        08/14/2006          2,300,767
      1,500,500    LIQUID FUNDING LIMITED+/-                                              4.61        12/01/2006          1,500,500
        600,200    LIQUID FUNDING LIMITED SERIES MTN+/-                                   4.83        02/20/2007            600,170
      1,000,333    MBIA GLOBAL FUNDING LLC+/-                                             4.78        02/20/2007          1,000,273
      5,026,675    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  4.80        10/27/2006          5,030,445
      3,001,000    MORGAN STANLEY+/-                                                      4.94        10/10/2006          3,001,000
        462,654    MORGAN STANLEY SERIES EXL+/-                                           4.78        08/13/2010            462,779
      1,722,474    MORTGAGE INTEREST NET TRUST                                            4.68        04/03/2006          1,722,474
      2,260,753    MORTGAGE INTEREST NET TRUST                                            4.78        05/03/2006          2,251,778
        100,033    NATIONWIDE BUILDING SOC+/-                                             4.74        07/21/2006            100,081
      2,206,035    NEWPORT FUNDING CORPORATION                                            4.92        04/03/2006          2,206,035
      3,028,909    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                              4.78        04/03/2006          3,028,909
      3,501,167    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.68        04/04/2006          3,500,712
        445,949    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.93        06/26/2006            440,892
        190,063    NORDEA NORTH AMERICA INCORPORATED                                      4.89        05/15/2006            189,001
      5,276,758    NORTHERN ROCK PLC+/-                                                   4.63        04/21/2006          5,276,020
        395,432    NORTHERN ROCK PLC                                                      4.69        04/24/2006            394,333
      5,001,667    NORTHERN ROCK PLC+/-                                                   4.66        02/05/2007          5,001,717
        404,635    RACERS TRUST 2004-6-MM+/-                                              4.79        05/22/2006            404,692
        100,033    SCALDIS CAPITAL LIMITED                                                4.93        06/15/2006             99,048
        400,133    TANGO FINANCE CORPORATION                                              4.95        06/21/2006            395,868
      1,156,685    TANGO FINANCE CORPORATION SERIES MTN+/-                                4.87        10/25/2006          1,157,067

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       578,293    TRAVELERS INSURANCE COMPANY+/-                                         4.77%       02/09/2007    $       578,281
      2,500,833    UNICREDITO ITALIANO SERIES LIB+/-                                      4.70        03/09/2007          2,500,683
      2,500,833    UNICREDITO ITALIANO SERIES YCD+/-                                      4.47        04/03/2006          2,500,833
      3,801,267    US BANK NA SERIES BKNT+/-                                              4.66        07/28/2006          3,801,381
      1,000,333    WHISTLEJACKET CAPITAL LIMITED+/-                                       4.65        06/09/2006          1,000,333
        100,033    WHITE PINE FINANCE LLC                                                 4.64        04/18/2006             99,835
        500,167    WHITE PINE FINANCE LLC                                                 4.82        05/05/2006            498,036
        408,336    WHITE PINE FINANCE LLC                                                 4.84        05/25/2006            405,498
        307,302    WHITE PINE FINANCE LLC                                                 4.93        06/20/2006            304,067
      2,639,780    WHITE PINE FINANCE LLC                                                 4.93        06/22/2006          2,611,270
      2,500,833    WHITE PINE FINANCE LLC+/-                                              4.70        07/17/2006          2,500,833
      2,400,800    WHITE PINE FINANCE LLC SERIES MTN1+/-                                  4.81        06/12/2006          2,401,016

                                                                                                                        248,527,686
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $248,678,665)                                                             248,678,665
                                                                                                                    ---------------
SHORT-TERM INVESTMENTS - 0.96%

SHARES

MUTUAL FUND - 0.90%
     20,878,671    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                                            20,878,671
                                                                                                                    ---------------
PRINCIPAL

US TREASURY BILLS - 0.06%
$        95,000    US TREASURY BILL^#                                                     4.16        05/11/2006             94,560
      1,385,000    US TREASURY BILL^#                                                     4.48        08/10/2006          1,362,507

                                                                                                                          1,457,067
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $22,336,023)                                                                          22,335,738
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $2,103,754,774)*                         111.42%                                                              $ 2,597,491,843
OTHER ASSETS AND LIABILITIES, NET              (11.42)                                                                 (266,225,840)
                                               ------                                                               ---------------

TOTAL NET ASSETS                               100.00%                                                              $ 2,331,266,003
                                               ======                                                               ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $33,742,234.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 95.77%

AUSTRALIA - 3.37%
         61,000    ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                           $     1,012,706
         98,557    PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                           1,220,637
         27,202    RIO TINTO LIMITED (METAL MINING)                                                                       1,535,520
        121,000    WESTFIELD GROUP (PROPERTIES)                                                                           1,481,271
         11,527    WOODSIDE PETROLEUM LIMITED (OIL & GAS EXTRACTION)                                                        375,310

                                                                                                                          5,625,444
                                                                                                                    ---------------

BELGIUM - 1.11%
         51,800    FORTIS (DEPOSITORY INSTITUTIONS)                                                                       1,850,583
                                                                                                                    ---------------

CHINA - 0.50%
        968,000    YANZHOU COAL MINING COMPANY LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                           842,103
                                                                                                                    ---------------

DENMARK - 0.82%
         36,900    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                              1,369,263
                                                                                                                    ---------------

FRANCE - 13.69%
        106,700    ALCATEL SA (COMMUNICATIONS)                                                                            1,651,227
         19,100    ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                  1,601,735
         60,700    AXA SA (INSURANCE CARRIERS)                                                                            2,130,289
         28,100    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                 1,493,232
         34,574    CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                1,883,767
         25,600    CARREFOUR SA (FOOD STORES)+                                                                            1,361,933
         13,600    LAFARGE SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                    1,540,997
         31,100    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                        2,958,567
         45,000    SUEZ SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                               1,773,431
         15,676    TECHNIP SA (OIL & GAS EXTRACTION)                                                                      1,060,986
         13,850    TOTAL SA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                     3,653,924
         51,300    VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                  1,761,848

                                                                                                                         22,871,936
                                                                                                                    ---------------

GERMANY - 6.97%
         10,900    ALLIANZ AG (INSURANCE CARRIERS)+                                                                       1,819,969
         17,700    BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                             974,896
          7,103    CELESIO AG (WHOLESALE TRADE DURABLE GOODS)                                                               672,185
         25,221    COMMERZBANK AG (DEPOSITORY INSTITUTIONS)+                                                              1,004,952
         20,400    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                            2,244,994
         10,300    FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                            1,230,737
         44,700    METRO AG (FOOD STORES)                                                                                 2,291,933
          6,500    SAP AG (BUSINESS SERVICES)                                                                             1,410,074

                                                                                                                         11,649,740
                                                                                                                    ---------------

GREECE - 0.89%
         40,303    ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                1,488,688
                                                                                                                    ---------------

HONG KONG - 4.37%
        150,000    CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                             1,590,058
        253,000    CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                      1,328,721

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HONG KONG (CONTINUED)
      1,361,000    CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)                                 $       789,326
      2,479,000    GUANGDONG INVESTMENT LIMITED (BUSINESS SERVICES)                                                       1,110,241
        159,940    SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                          1,624,311
        150,000    TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                          850,609

                                                                                                                          7,293,266
                                                                                                                    ---------------

HUNGARY - 0.31%
          7,560    OTP BANK GDR (DEPOSITORY INSTITUTIONS)                                                                   525,420
                                                                                                                    ---------------

ITALY - 3.29%
         94,342    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                      2,684,445
        389,800    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                      2,817,757

                                                                                                                          5,502,202
                                                                                                                    ---------------

JAPAN - 23.09%
        171,500    AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                            4,160,004
         21,000    DAIWA HOUSE INDUSTRY COMPANY LIMITED
                   (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                         363,976
        138,000    KANEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                       1,654,359
         64,000    KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                          1,685,642
          5,280    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                             1,372,710
            146    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                      2,890,229
        124,000    MITSUI SUMITOMO INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                         1,686,695
         25,700    MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                             1,740,263
        101,000    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                  1,673,322
        286,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                          2,242,804
        113,700    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)             2,535,790
          1,038    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                               1,534,512
         70,300    OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             2,018,811
         38,000    SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,943,585
        171,000    SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                 2,551,198
         95,000    SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,682,880
        359,000    SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                         2,513,305
        373,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                     4,316,279

                                                                                                                         38,566,364
                                                                                                                    ---------------

NETHERLANDS - 4.11%
         20,273    AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                            1,075,832
         80,300    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                     1,639,709
         57,300    ING GROEP NV (FINANCIAL SERVICES)                                                                      2,263,724
         75,700    WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                           1,887,959

                                                                                                                          6,867,224
                                                                                                                    ---------------

NORWAY - 1.60%
          2,013    ORKLA ASA (FOOD & KINDRED PRODUCTS)                                                                       99,827
         88,900    STATOIL ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                  2,563,797
                                                                                                                          2,663,624
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
RUSSIA - 1.72%
         20,400    LUKOIL ADR (OIL & GAS EXTRACTION)+                                                               $     1,701,360
         35,600    MOBILE TELESYSTEMS ADR (COMMUNICATIONS)                                                                1,178,360

                                                                                                                          2,879,720
                                                                                                                    ---------------

SINGAPORE - 0.60%
        103,000    UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                   994,399
                                                                                                                    ---------------

SOUTH KOREA - 0.47%
          1,520    SAMSUNG ELECTRONICS COMPANY LIMITED - PREFERRED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                   778,304
                                                                                                                    ---------------

SPAIN - 1.77%
         89,900    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                           1,876,049
         53,179    INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                             1,081,393

                                                                                                                          2,957,442
                                                                                                                    ---------------

SWEDEN - 0.82%
         71,000    SECURITAS AB (BUSINESS SERVICES)                                                                       1,367,401
                                                                                                                    ---------------

SWITZERLAND - 6.45%
         64,800    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                              3,603,728
         23,900    ROCHE HOLDING AG (HEALTH SERVICES)                                                                     3,558,463
         15,500    UBS AG (FINANCIAL SERVICES)                                                                            1,702,604
          8,100    ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)+                                                     1,902,830

                                                                                                                         10,767,625
                                                                                                                    ---------------

THAILAND - 1.58%
        660,000    ADVANCED INFORMATION SERVICE PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (COMMUNICATIONS)              1,553,441
        387,500    BANGKOK BANK PUBLIC COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                          1,086,495

                                                                                                                          2,639,936
                                                                                                                    ---------------

UNITED KINGDOM - 18.24%
         25,301    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                          1,274,787
        129,000    AVIVA PLC (INSURANCE CARRIERS)                                                                         1,791,884
        197,000    BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                1,440,098
        217,500    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                 2,545,064
        109,200    EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                    1,671,477
        196,600    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                      5,140,695
        173,000    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                            2,900,516
        856,400    LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                         2,112,841
        163,519    ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)                                                             1,301,174
      8,797,322    ROLLS ROYCE GROUP PLC CLASS B (AEROSPACE, DEFENSE)                                                        15,590
        100,600    ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)                                                   3,142,603
        200,045    SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                     1,807,311
         66,100    STANDARD CHARTERED PLC (DEPOSITORY INSTITUTIONS)                                                       1,644,547
      1,759,000    VODAFONE GROUP PLC (COMMUNICATIONS)                                                                    3,682,601

                                                                                                                         30,471,188
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $128,620,363)                                                                                 159,971,872
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COLLATERAL FOR SECURITIES LENDING - 1.91%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 1.91%
      3,191,264    BANK OF NEW YORK INSTITUTIONAL CASH RESERVE                                                      $     3,191,264
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $3,191,264)                                                                 3,191,264
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 2.50%
      4,179,151    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            4,179,151
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $4,179,151)                                                                            4,179,151
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $135,990,778)*                           100.18%                                                              $   167,342,287
OTHER ASSETS AND LIABILITIES, NET               (0.18)                                                                     (302,110)
                                               ------                                                               ---------------

TOTAL NET ASSETS                               100.00%                                                              $   167,040,177
                                               ======                                                               ===============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $4,179,151.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.89%

AUSTRIA - 0.64%
         28,805    WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG (INSURANCE CARRIERS)                               $     1,780,284
                                                                                                                    ---------------

BELGIUM - 3.74%
        211,134    FORTIS NA (DEPOSITORY INSTITUTIONS)                                                                    7,532,641
         62,229    INBEV NA (FOOD & KINDRED PRODUCTS)                                                                     2,918,469

                                                                                                                         10,451,110
                                                                                                                    ---------------

BRAZIL - 0.41%
        266,881    VIVO PARTICIPACOES SA ADR (COMMUNICATIONS)+                                                            1,142,251
                                                                                                                    ---------------

CANADA - 1.98%
         91,400    ENCANA CORPORATION (OIL & GAS EXTRACTION)                                                              4,265,359
         14,900    RESEARCH IN MOTION LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                   1,264,712

                                                                                                                          5,530,071
                                                                                                                    ---------------

DENMARK - 0.17%
         19,500    VESTAS WIND SYSTEMS A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                   MEDICAL & OPTICAL)+                                                                                      486,091
                                                                                                                    ---------------

FINLAND - 0.86%
         95,400    FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                         2,407,024
                                                                                                                    ---------------

FRANCE - 7.12%
         16,805    ACCOR SA (METAL MINING)                                                                                  968,775
         17,900    ALCATEL SA (COMMUNICATIONS)                                                                              277,010
          3,339    ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                    280,010
         82,594    AXA SA (INSURANCE CARRIERS)                                                                            2,898,667
         77,556    CARREFOUR SA (FOOD STORES)+                                                                            4,126,019
          8,585    ELECTRICITE DE FRANCE (ELECTRIC, GAS & SANITARY SERVICES)+                                               486,897
         29,797    LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                2,921,275
         76,950    PAGESJAUNES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                                             2,161,590
         24,168    PPR SA (APPAREL & ACCESSORY STORES)                                                                    2,918,565
         58,335    SAFRAN SA (NATIONAL SECURITY & INTERNATIONAL AFFAIRS)                                                  1,478,912
         14,725    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                        1,400,800

                                                                                                                         19,918,520
                                                                                                                    ---------------

GERMANY - 11.97%
         29,361    ALLIANZ AG (INSURANCE CARRIERS)+                                                                       4,902,395
         41,081    BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                           2,262,696
         92,500    COMMERZBANK AG (DEPOSITORY INSTITUTIONS)+                                                              3,685,741
         63,267    DEUTSCHE LUFTHANSA AG (TRANSPORTATION BY AIR)                                                          1,132,424
        119,297    DEUTSCHE POST AG (TRANSPORTATION SERVICES)+                                                            2,991,172
         17,762    DEUTSCHE TELEKOM AG (COMMUNICATIONS)                                                                     299,628
         36,519    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                            4,018,869
         22,918    HEIDELBERGER DRUCKMASCHINEN AG (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                              1,010,950
         82,395    PROSIEBENSAT.1 MEDIA AG (COMMUNICATIONS)+                                                              2,146,795
         50,264    RWE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                             4,374,755

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GERMANY (CONTINUED)
         14,459    SAP AG (BUSINESS SERVICES)                                                                       $     3,136,656
         37,577    SIEMENS AG (WHOLESALE TRADE NON-DURABLE GOODS)                                                         3,508,243

                                                                                                                         33,470,324
                                                                                                                    ---------------

HONG KONG - 4.28%
        303,800    CHINA MERCHANTS HOLDINGS INTERNATIONAL COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION &
                   WAREHOUSING)                                                                                             877,044
      1,140,900    CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                      5,991,852
         51,200    ESPRIT HOLDINGS LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                              398,559
        687,000    MTR CORPORATION (RAILROAD TRANSPORTATION)                                                              1,549,461
         42,400    NWS HOLDINGS LIMITED (BUSINESS SERVICES)                                                                  78,689
        301,700    SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                          3,063,990

                                                                                                                         11,959,595
                                                                                                                    ---------------

ITALY - 4.73%
          4,600    CAPITALIA SPA (DEPOSITORY INSTITUTIONS)                                                                   38,241
         94,421    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                      2,686,693
        267,611    SAIPEM SPA (OIL & GAS EXTRACTION)                                                                      6,191,005
        595,621    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                      4,305,581

                                                                                                                         13,221,520
                                                                                                                    ---------------

JAPAN - 24.20%
         19,250    AIFUL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                 1,274,065
         96,000    BRIDGESTONE CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                               2,002,379
        152,300    CHUGAI PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                    2,762,621
        182,300    CREDIT SAISON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                  10,083,033
            780    JAPAN TOBACCO INCORPORATED (TOBACCO PRODUCTS)                                                          2,743,585
          3,850    JUPITER TELECOMMUNICATIONS COMPANY LIMITED (COMMUNICATIONS)+                                           2,721,495
          9,020    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             2,345,047
            142    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                      2,811,045
        113,000    MITSUBISHI ESTATE COMPANY LIMITED (REAL ESTATE)                                                        2,678,590
            269    MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                  4,113,849
        142,400    MITSUI & COMPANY LIMITED (WHOLESALE TRADE DURABLE GOODS)                                               2,059,174
         99,000    MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                           2,275,234
            876    MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                          7,167,273
            352    NTT DATA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,692,710
         24,800    ORIX CORPORATION (MISCELLANEOUS RETAIL)                                                                7,722,345
        180,300    SEGA SAMMY HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                                     7,322,294
         15,600    SMC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               2,430,790
             51    SUMITOMO MITSUI FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                   563,297
        604,800    TAISEI CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                    2,898,107

                                                                                                                         67,666,933
                                                                                                                    ---------------

LUXEMBOURG - 1.57%
         14,807    RTI GROUP (COMMUNICATIONS)                                                                             1,301,835
        196,000    STOLT OFFSHORE SA (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)+                   3,080,444

                                                                                                                          4,382,279
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
MEXICO - 2.78%
        240,400    GRUPO TELEVISA SA ADR (COMMUNICATIONS)                                                           $     4,783,960
      1,121,800    WALMART DE MEXICO SA DE CV (GENERAL MERCHANDISE STORES)                                                3,005,075

                                                                                                                          7,789,035
                                                                                                                    ---------------

NETHERLANDS - 3.51%
        226,851    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                     4,632,249
         36,400    ASML HOLDING NV NEW YORK REGISTERED SHARES (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+            741,468
         99,346    ING GROEP NV (FINANCIAL SERVICES)                                                                      3,924,816
         66,178    KONINKLIJKE AHOLD NV (FOOD STORES)+                                                                      520,487

                                                                                                                          9,819,020
                                                                                                                    ---------------

NORWAY - 0.77%
        156,200    SEADRILL LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)+                                            2,145,081
                                                                                                                    ---------------

PORTUGAL - 0.77%
        676,725    BANCO COMERCIAL PORTUGUES SA (DEPOSITORY INSTITUTIONS)                                                 2,156,847
                                                                                                                    ---------------

RUSSIA - 3.45%
         28,902    AFK SISTEMA GDR (BUSINESS SERVICES)+                                                                     705,209
         90,100    LUKOIL ADR (OIL & GAS EXTRACTION)                                                                      7,496,320
         21,266    RAO UNIFIED ENERGY SYSTEM GDR (ELECTRIC, GAS & SANITARY SERVICES)                                      1,452,468

                                                                                                                          9,653,997
                                                                                                                    ---------------

SINGAPORE - 2.52%
        362,800    KEPPEL CORPORATION LIMITED (BUSINESS SERVICES)                                                         3,098,456
        457,000    SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                                   3,959,526

                                                                                                                          7,057,982
                                                                                                                    ---------------

SOUTH KOREA - 4.73%
         60,228    HANA FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)+                                           2,851,470
         74,680    KOOKMIN BANK (FINANCIAL SERVICES)+                                                                     6,448,798
         87,630    SHINHAN FINANCIAL GROUP COMPANY LIMITED (FINANCIAL SERVICES)                                           3,923,327

                                                                                                                         13,223,595
                                                                                                                    ---------------

SPAIN - 1.17%
         56,780    INDUSTRIA DE DISENO TEXTIL SA (APPAREL & ACCESSORY STORES)                                             2,191,574
         58,926    PROMOTORA DE INFORMACIONES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                               1,089,000

                                                                                                                          3,280,574
                                                                                                                    ---------------

SWITZERLAND - 10.78%
         46,578    ADECCO SA (BUSINESS SERVICES)                                                                          2,602,851
         19,596    NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                    5,817,245
          3,187    NOBEL BIOCARE HOLDING AG (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                   MATERIALS)+                                                                                              709,567
         51,295    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                              2,852,673
         28,806    ROCHE HOLDING AG (HEALTH SERVICES)                                                                     4,288,915
         55,612    SWISS REINSURANCE (INSURANCE CARRIERS)                                                                 3,886,207
            677    SYNTHES INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)+                                                                                                 74,262
         90,319    UBS AG (FINANCIAL SERVICES)                                                                            9,921,130

                                                                                                                         30,152,850
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM - 5.72%
        171,511    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                           $     2,006,926
        232,973    CADBURY SCHWEPPES PLC (FOOD & KINDRED PRODUCTS)                                                        2,315,279
         42,332    CARNIVAL PLC (WATER TRANSPORTATION)                                                                    2,081,407
        223,771    CENTRICA PLC (ELECTRIC, GAS & SANITARY SERVICES)+                                                      1,094,420
      1,146,875    KINGFISHER PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                     4,772,253
         43,942    SMITH & NEPHEW PLC (CHEMICALS & ALLIED PRODUCTS)                                                         390,124
        792,741    WILLIAM MORRISON SUPERMARKETS PLC (FOOD & KINDRED PRODUCTS)                                            2,616,898
         60,500    WPP GROUP PLC (BUSINESS SERVICES)+                                                                       725,806

                                                                                                                         16,003,113
                                                                                                                    ---------------

USA - 0.02%
          2,400    TIM HORTONS INCORPORATED (EATING & DRINKING PLACES)+                                                      63,720
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $219,203,893)                                                                                 273,761,816
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 2.46%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 2.46%
      6,879,725    BANK OF NEW YORK INSTITUTIONAL CASH RESERVE                                                            6,879,725
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $6,879,725)                                                                 6,879,725
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 2.26%
      6,315,090    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            6,315,090
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $6,315,090)                                                                            6,315,090
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $232,398,708)                                         102.61%                                                 $   286,956,631
OTHER ASSETS AND LIABILITIES, NET                            (2.61)                                                      (7,291,452)
                                                            ------                                                  ---------------
TOTAL NET ASSETS                                            100.00%                                                 $   279,665,179
                                                            =====                                                   ===============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $6,315,090.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.25%

AUSTRALIA - 4.99%
          4,196    ALINTA LIMITED (ELECTRIC UTILITIES)                                                              $        32,983
         15,329    ALUMINA LIMITED (METAL MINING)                                                                            81,318
         13,245    AMCOR LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                  70,168
         26,347    AMP LIMITED (INSURANCE CARRIERS)                                                                         163,721
          2,290    ANSELL LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                 19,017
          2,926    APN NEWS & MEDIA LIMITED (COMMUNICATIONS)                                                                  9,908
          5,215    ARISTOCRAT LEISURE LIMITED (AMUSEMENT & RECREATION SERVICES)                                              51,447
         26,452    AUSTRALIA & NEW ZEALAND BANKING GROUP LIMITED (DEPOSITORY INSTITUTIONS)                                  501,831
          6,940    AUSTRALIAN GAS LIGHT COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                  92,064
          1,466    AUSTRALIAN STOCK EXCHANGE LIMITED (BUSINESS SERVICES)                                                     34,319
         12,532    AXA ASIA PACIFIC HOLDINGS LIMITED (INSURANCE CARRIERS)                                                    52,036
          2,568    BABCOCK & BROWN LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                     34,011
         51,802    BHP BILLITON LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                        1,038,383
          1,354    BILLABONG INTERNATIONAL LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                   MATERIALS)                                                                                                14,734
         11,869    BLUESCOPE STEEL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                          61,009
          8,517    BORAL LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                    54,388
         14,979    BRAMBLES INDUSTRIES LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                   115,277
          2,310    CALTEX AUSTRALIA LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)                                        31,752
         12,029    CENTRO PROPERTIES GROUP (REAL ESTATE)                                                                     55,717
          4,499    CENTRO RETAIL GROUP (REAL ESTATE)+                                                                         5,073
         22,064    CFS GANDEL RETAIL TRUST (REAL ESTATE)                                                                     30,802
             17    CFS GANDEL RETAIL TRUST-NEW (REAL ESTATE)+                                                                    23
          4,058    CHALLENGER FINANCIAL SERVICES GROUP LIMITED (FINANCE & FINANCIAL SERVICES)                                10,168
          8,674    COCA-COLA AMATIL LIMITED (FOOD & KINDRED PRODUCTS)                                                        44,896
            783    COCHLEAR LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  29,788
         17,080    COLES MYER LIMITED (MISCELLANEOUS RETAIL)                                                                130,835
         18,777    COMMONWEALTH BANK OF AUSTRALIA (DEPOSITORY INSTITUTIONS)                                                 608,944
         19,747    COMMONWEALTH PROPERTY OFFICE FUND (REAL ESTATE)                                                           19,509
          6,200    COMPUTERSHARE LIMITED (BUSINESS SERVICES)                                                                 32,668
          2,700    CSL LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                                105,731
         14,989    CSR LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                              47,859
         43,267    DB RREEF TRUST (REAL ESTATE)                                                                              45,533
          4,052    DCA GROUP LIMITED (HEALTH SERVICES)                                                                       10,646
          2,772    DOWNER EDI LIMITED (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)                      17,602
         29,108    FOSTER'S GROUP LIMITED (FOOD & KINDRED PRODUCTS)                                                         110,652
          9,994    FUTURIS CORPORATION LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                      16,170
         25,504    GENERAL PROPERTY TRUST (REAL ESTATE)                                                                      75,407
         10,015    HARVEY NORMAN HOLDINGS LIMITED (GENERAL MERCHANDISE STORES)                                               27,102
          4,413    ILUKA RESOURCES LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                        24,769
          8,462    ING INDUSTRIAL FUND (REAL ESTATE)                                                                         13,691
         23,435    INSURANCE AUSTRALIA GROUP LIMITED (INSURANCE CARRIERS)                                                    91,771
         21,012    INVESTA PROPERTY GROUP (REAL ESTATE)                                                                      32,492
          7,729    JAMES HARDIE INDUSTRIES NV (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                       52,455
         15,329    JOHN FAIRFAX HOLDINGS LIMITED (COMMUNICATIONS)                                                            44,006

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
AUSTRALIA (CONTINUED)
          1,892    LEIGHTON HOLDINGS LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)       $        24,042
          5,499    LEND LEASE CORPORATION LIMITED (REAL ESTATE)                                                              54,484
          4,210    LION NATHAN LIMITED (FOOD & KINDRED PRODUCTS)                                                             24,443
         20,293    MACQUAIRE OFFICE TRUST (REAL ESTATE)                                                                      19,976
         10,714    MACQUARIE AIRPORTS (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                          25,848
          3,416    MACQUARIE BANK LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                              158,176
          5,823    MACQUARIE COMMUNICATIONS INFRASTRUCTURE GROUP (HOLDING & OTHER INVESTMENT OFFICES)                        24,387
         16,782    MACQUARIE GOODMAN GROUP (PROPERTIES)                                                                      59,831
         33,761    MACQUARIE INFRASTRUCTURE GROUP (HOLDING & OTHER INVESTMENT OFFICES)                                       92,086
         10,648    MAYNE GROUP LIMITED (HEALTH SERVICES)                                                                     26,223
         10,648    MAYNE PHARMA LIMITED (HEALTH SERVICES)+                                                                   22,564
         13,705    MIRVAC GROUP (REAL ESTATE)                                                                                41,699
          6,348    MULTIPLEX GROUP (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                           13,952
         23,418    NATIONAL AUSTRALIA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                632,039
          4,674    NEWCREST MINING LIMITED (METAL MINING)                                                                    78,232
         10,734    ONESTEEL LIMITED (PRIMARY METAL INDUSTRIES)                                                               31,660
          4,167    ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                    69,171
         12,066    ORIGIN ENERGY LIMITED (OIL & GAS EXTRACTION)                                                              63,231
          9,792    PACIFIC BRANDS LIMITED (GENERAL MERCHANDISE STORES)                                                       16,754
          6,868    PAPERLINX LIMITED (PAPER & ALLIED PRODUCTS)                                                               18,536
          9,446    PATRICK CORPORATION LIMITED (BUSINESS SERVICES)                                                           54,505
            724    PERPETUAL TRUSTEES AUSTRALIA LIMITED (BUSINESS SERVICES)                                                  35,245
          2,504    PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                              31,012
         15,679    QANTAS AIRWAYS (TRANSPORTATION BY AIR)                                                                    39,735
         11,607    QBE INSURANCE GROUP LIMITED (INSURANCE CARRIERS)                                                         181,811
         13,836    RINKER GROUP LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                            196,618
          4,242    RIO TINTO LIMITED (METAL MINING)                                                                         239,456
          8,651    SANTOS LIMITED (OIL & GAS EXTRACTION)                                                                     70,479
          1,353    SFE CORPORATION LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                     15,798
          4,053    SONIC HEALTHCARE LIMITED (HEALTH SERVICES)                                                                45,554
         20,526    STOCKLAND (REAL ESTATE)                                                                                   98,748
            645    STOCKLAND (REAL ESTATE)+(B)                                                                                3,057
          8,080    SUNCORP-METWAY LIMITED (DEPOSITORY INSTITUTIONS)                                                         112,450
          7,683    TABCORP HOLDINGS LIMITED (AMUSEMENT & RECREATION SERVICES)                                                85,089
         33,770    TELSTRA CORPORATION LIMITED (COMMUNICATIONS)                                                              90,418
          4,165    TOLL HOLDINGS LIMITED (TRANSPORTATION SERVICES)                                                           39,061
         10,814    TRANSURBAN GROUP (SOCIAL SERVICES)                                                                        52,179
          1,213    UNITAB LIMITED (COMMERCE)                                                                                 13,199
          5,571    WESFARMERS LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                              139,111
         21,620    WESTFIELD GROUP (PROPERTIES)                                                                             264,670
            730    WESTFIELD GROUP (PROPERTIES)+(B)                                                                           8,884
         26,600    WESTPAC BANKING CORPORATION (DEPOSITORY INSTITUTIONS)                                                    453,603
          6,948    WOODSIDE PETROLEUM LIMITED (OIL & GAS EXTRACTION)                                                        226,221
         16,857    WOOLWORTHS LIMITED (FOOD STORES)                                                                         227,239

                                                                                                                          8,364,151
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
AUSTRIA - 0.44%
            144    BOEHLER-UDDEHOLM AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)     $        29,666
          2,455    ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG (DEPOSITORY INSTITUTIONS)                                 144,769
            199    FLUGHAFEN WIEN AG (CONSTRUCTION SPECIAL TRADE CONTRACTORS)                                                15,586
          3,915    IMMOFINANZ IMMOBILIEN ANLAGEN AG (REAL ESTATE)+                                                           40,612
             80    MAYR-MELNHOF KARTON AG (PAPER & ALLIED PRODUCTS)                                                          14,300
          1,630    MEINL EUROPEAN LAND LIMITED (REAL ESTATE)+                                                                30,618
          2,389    OMV AG (OIL & GAS EXTRACTION)                                                                            159,811
            410    RAIFFEISEN INTERNATIONAL BANK HOLDINGS (DEPOSITORY INSTITUTIONS)+                                         34,979
            323    RHI AG (MISCELLANEOUS MANUFACTURING INDUSTRIES)+                                                          10,498
          5,149    TELEKOM AUSTRIA AG (COMMUNICATIONS)                                                                      121,365
             97    VERBUND - OESTERREICHISCHE ELEKTRIZITAETSWIRTSCHAFTS AG (ELECTRIC, GAS & SANITARY SERVICES)               43,141
            273    VOESTALPINE AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)+                  38,199
            339    WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG (INSURANCE CARRIERS)                                        20,952
            758    WIENERBERGER AG (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                       38,121

                                                                                                                            742,617
                                                                                                                    ---------------

BELGIUM - 1.16%
          1,585    AGFA-GEVAERT NV (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)         30,195
            224    BARCO NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                19,124
            272    BEKAERT SA (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)              28,018
          2,273    BELGACOM SA (COMMUNICATIONS)                                                                              72,693
             96    COFINIMMO SA (REITS)                                                                                      15,997
            260    COLRUYT SA (FOOD STORES)                                                                                  38,944
            330    COMPAGNIE MARITIME BELGE SA (WATER TRANSPORTATION)                                                         9,882
             52    D'IETEREN SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                             15,559
          1,130    DELHAIZE GROUP (FOOD STORES)                                                                              81,068
          7,885    DEXIA SA (DEPOSITORY INSTITUTIONS)+                                                                      203,914
            396    EURONAV SA (WATER TRANSPORTATION)+                                                                        10,730
         17,163    FORTIS (DEPOSITORY INSTITUTIONS)                                                                         613,157
            976    GROUPE BRUXELLES LAMBERT SA (BUSINESS SERVICES)                                                          108,579
          2,648    INBEV NA (FOOD & KINDRED PRODUCTS)                                                                       124,188
          2,724    KBC BANK VERZEKERINGS HOLDINGS (DEPOSITORY INSTITUTIONS)                                                 292,477
            481    MOBISTAR SA (COMMUNICATIONS)                                                                              34,916
            314    OMEGA PHARMA SA (CHEMICALS & ALLIED PRODUCTS)                                                             19,235
            851    SOLVAY SA (CHEMICALS & ALLIED PRODUCTS)                                                                   98,282
          1,796    SUEZ LYONNAISE DES EAUX STRIP SA (ELECTRIC, GAS & SANITARY SERVICES)+                                         22
             75    SUEZ SA (ENERGY)+                                                                                          2,965
          1,401    UCB SA (CHEMICALS & ALLIED PRODUCTS)                                                                      68,931
            409    UMICORE (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                                        56,653

                                                                                                                          1,945,529
                                                                                                                    ---------------

CAYMAN ISLANDS - 0.02%
         23,000    HUTCHISON TELECOMMUNICATIONS (TELECOMMUNICATIONS)+                                                        39,276
                                                                                                                    ---------------

DENMARK - 0.63%
             16    A.P. MOLLER - MAERSK A/S (LOCAL & SUB-TRANSIT & INTERURBAN HIGHWAY PASS TRANSPORTATION)                  137,452
            213    BANG & OLUFSEN A/S (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                24,663
            506    CARLSBERG A/S (FOOD & KINDRED PRODUCTS)                                                                   33,033

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DENMARK (CONTINUED)
            413    COLOPLAST A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)  $        31,087
            688    DANISCO A/S (FOOD & KINDRED PRODUCTS)                                                                     55,752
          6,128    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                227,394
            295    DSV A/S (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                                                      39,283
            209    EAST ASIATIC COMPANY LIMITED A/S (FOOD & KINDRED PRODUCTS)                                                 8,587
            523    FLS INDUSTRIES A/S (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)+                   20,978
          3,702    GN STORE NORD A/S (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                51,101
          1,114    H. LUNDBECK A/S (CHEMICALS & ALLIED PRODUCTS)                                                             24,423
            332    NKT HOLDING A/S (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                  21,027
          3,276    NOVO NORDISK A/S CLASS B (CHEMICALS & ALLIED PRODUCTS)                                                   203,759
            656    NOVOZYMES A/S (HEALTH SERVICES)                                                                           44,477
            333    TOPDANMARK A/S (INSURANCE CARRIERS)+                                                                      41,748
            257    TRYGVESTA AS (WHOLESALE TRADE DURABLE GOODS)+                                                             15,046
          2,148    VESTAS WIND SYSTEMS A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)+                                                                                                 53,545
            420    WILLIAM DEMANT HOLDING A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                   MEDICAL & OPTICAL)+                                                                                       27,828

                                                                                                                          1,061,183
                                                                                                                    ---------------

FINLAND - 1.46%
          1,353    AMER GROUP (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                               27,612
            611    CARGOTEC CORPORATION (TRANSPORTATION SERVICES)                                                            25,027
          2,307    ELISA CORPORATION (COMMUNICATIONS)                                                                        45,794
          5,987    FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                           151,057
          1,032    KCI KONECRANES OYJ (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                    17,759
            938    KESKO OYJ (FOOD STORES)                                                                                   29,271
          1,222    KONE OYJ (BUSINESS SERVICES)                                                                              50,306
          1,657    METSO OYJ (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                        63,956
          1,497    NESTE OIL OYJ LIMITED (OIL & GAS EXTRACTION)+                                                             51,459
         60,948    NOKIA OYJ (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)            1,261,533
          1,720    NOKIAN RENKAAT OYJ (TRANSPORTATION EQUIPMENT)                                                             30,328
            900    OKO BANK (DEPOSITORY INSTITUTIONS)                                                                        14,593
          1,353    ORION OYJ (CHEMICALS & ALLIED PRODUCTS)                                                                   32,612
          1,438    OUTOKUMPU OYJ (METAL MINING)                                                                              29,050
          1,000    RAUTARUUKKI OYJ (PRIMARY METAL INDUSTRIES)                                                                36,937
          5,361    SAMPO OYJ (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                           112,849
          8,160    STORA ENSO OYJ (PAPER & ALLIED PRODUCTS)                                                                 125,587
          1,321    TIETOENATOR OYJ (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                  51,612
          7,366    UPM-KYMMENE OYJ (PAPER & ALLIED PRODUCTS)                                                                174,067
          1,130    UPONOR OYJ (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                     29,552
            889    WARTSILA OYJ (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                     32,948
          2,000    YIT OYJ (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                  54,243

                                                                                                                          2,448,152
                                                                                                                    ---------------

FRANCE - 9.28%
          2,717    ACCOR SA (METAL MINING)                                                                                  156,630
          2,036    AIR FRANCE-KLM (TRANSPORTATION BY AIR)                                                                    47,940
          1,580    AIR LIQUIDE (CHEMICALS & ALLIED PRODUCTS)                                                                328,951
         17,795    ALCATEL SA (COMMUNICATIONS)                                                                              275,385

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FRANCE (CONTINUED)
          1,626    ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                            $       136,357
          7,366    ARCELOR SA (PRIMARY METAL INDUSTRIES)                                                                    290,380
          1,003    ATOS ORIGIN (BUSINESS SERVICES)+                                                                          74,327
            975    AUTOROUTES DU SUD DE LA FRANCE NPV (SOCIAL SERVICES)                                                      60,260
         21,592    AXA SA (INSURANCE CARRIERS)                                                                              757,779
         11,067    BNP PARIBAS SA (DEPOSITORY INSTITUTIONS)                                                               1,028,001
          1,107    BNP PARIBAS SA+(B)                                                                                        99,313
          2,549    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                   135,454
          1,063    BUSINESS OBJECTS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                             38,801
          1,900    CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                  103,522
          8,064    CARREFOUR SA (FOOD STORES)+                                                                              429,009
            575    CASINO GUICHARD-PERRACHON SA (FOOD STORES)                                                                40,206
          1,432    CIE GENERALE D'OPTIQUE ESSILOR INTERNATIONAL SA (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                         127,724
            584    CNP ASSURANCES (INSURANCE AGENTS, BROKERS & SERVICE)                                                      58,883
          4,562    COMPAGNIE DE SAINT-GOBAIN (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                       318,717
          2,089    COMPAGNIE GENERALE DES ESTABLISSEMENTS MICHELIN (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)               131,262
          8,625    CREDIT AGRICOLE SA (DEPOSITORY INSTITUTIONS)                                                             335,622
            781    DASSAULT SYSTEMES SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                             44,663
          1,235    EURONEXT NV (BUSINESS SERVICES)                                                                          101,847
         24,755    FRANCE TELECOM SA (COMMUNICATIONS)                                                                       556,791
          2,352    GAZ DE FRANCE (MEMBERSHIP ORGANIZATIONS)+                                                                 85,053
            159    GECINA SA (REAL ESTATE)                                                                                   21,099
          3,397    GROUPE DANONE (FOOD & KINDRED PRODUCTS)                                                                  416,196
            335    HERMES INTERNATIONAL (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)            84,686
            542    IMERYS SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                        45,649
            387    KLEPIERRE (REAL ESTATE)                                                                                   48,259
          4,229    L'OREAL SA (APPAREL & ACCESSORY STORES)                                                                  372,583
          2,599    LAFARGE SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                      294,489
          1,790    LAGARDERE SCA (COMMUNICATIONS)                                                                           139,806
          3,550    LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                  348,039
            530    NEOPOST SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                       57,613
          2,091    PAGESJAUNES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                                                58,738
          1,062    PERNOD-RICARD (FOOD & KINDRED PRODUCTS)                                                                  203,473
          2,212    PEUGEOT SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                              139,393
            915    PPR SA (APPAREL & ACCESSORY STORES)                                                                      110,497
          2,169    PUBLICIS GROUPE (COMMUNICATIONS)                                                                          84,638
          2,664    RENAULT SA (TRANSPORTATION EQUIPMENT)                                                                    283,291
          2,526    SAFRAN SA (NATIONAL SECURITY & INTERNATIONAL AFFAIRS)                                                     64,039
         15,158    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                        1,441,992
          3,283    SCHNEIDER ELECTRIC SA (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                354,487
         11,766    SCOR SA (INSURANCE CARRIERS)+                                                                             29,943
            382    SOCIETE AUTOROUTES DU NORD ET DE L'EST DE LA FRANCE (MISCELLANEOUS MANUFACTURING INDUSTRIES)+(A)          26,850
            527    SOCIETE BIC SA (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                           35,381
            565    SOCIETE DES AUTOROUTES PARIS-RHIN-RHONE (TRANSPORTATION SERVICES)+                                        41,835
          5,175    SOCIETE GENERALE (DEPOSITORY INSTITUTIONS)                                                               778,276
          1,605    SOCIETE TELEVISION FRANCAISE 1 (COMMUNICATIONS)                                                           48,626
          1,362    SODEXHO ALLIANCE SA (FOOD & KINDRED PRODUCTS)                                                             64,701

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FRANCE (CONTINUED)
         14,500    SUEZ SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                         $       571,439
          1,243    TECHNIP SA (OIL & GAS EXTRACTION)                                                                         84,129
          1,283    THALES SA (TRANSPORTATION BY AIR)                                                                         57,046
          3,710    THOMSON (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                                  73,240
          8,018    TOTAL SA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                     2,115,319
            638    UNIBAIL (REAL ESTATE)                                                                                    115,202
          1,162    VALEO SA (TRANSPORTATION EQUIPMENT)                                                                       48,596
          4,945    VEOLIA ENVIRONNEMENT (ELECTRIC, GAS & SANITARY SERVICES)                                                 274,642
          2,412    VINCI SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                237,786
         16,750    VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                    575,262
            611    ZODIAC SA (TRANSPORTATION BY AIR)                                                                         39,651

                                                                                                                         15,549,768
                                                                                                                    ---------------

GERMANY - 6.82%
            694    ADIDAS-SALOMON AG (APPAREL & ACCESSORY STORES)                                                           137,247
          5,558    ALLIANZ AG (INSURANCE CARRIERS)+                                                                         928,017
            898    ALTANA AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)               55,653
          7,909    BASF AG (CHEMICALS & ALLIED PRODUCTS)                                                                    620,122
          9,373    BAYER AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)               375,520
            275    BEIERSDORF AG (APPAREL & ACCESSORY STORES)                                                                39,658
            584    CELESIO AG (WHOLESALE TRADE DURABLE GOODS)                                                                55,266
          8,544    COMMERZBANK AG (DEPOSITORY INSTITUTIONS)+                                                                340,443
          1,893    CONTINENTAL AG (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                208,414
         13,401    DAIMLERCHRYSLER AG (TRANSPORTATION EQUIPMENT)                                                            769,780
          7,196    DEUTSCHE BANK AG (DEPOSITORY INSTITUTIONS)                                                               821,909
          1,479    DEUTSCHE BOERSE AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                         213,288
          3,799    DEUTSCHE LUFTHANSA AG (TRANSPORTATION BY AIR)                                                             67,999
         10,419    DEUTSCHE POST AG (TRANSPORTATION SERVICES)+                                                              261,227
            670    DEUTSCHE POSTBANK AG (DEPOSITORY INSTITUTIONS)                                                            48,619
         40,023    DEUTSCHE TELEKOM AG (COMMUNICATIONS)                                                                     675,150
            629    DOUGLAS HOLDING AG (APPAREL & ACCESSORY STORES)                                                           29,621
          9,091    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                            1,000,453
            928    EPCOS AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+               12,303
            489    FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                               58,430
            417    FRESENIUS MEDICAL CARE AG PREFERRED (HEALTH SERVICES)                                                     47,351
            863    HEIDELBERGER DRUCKMASCHINEN AG (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                 38,068
            778    HENKEL KGAA (APPAREL & ACCESSORY STORES)                                                                  90,954
            992    HOCHTIEF AG (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)+                             56,117
          1,949    HYPO REAL ESTATE HOLDING AG (DEPOSITORY INSTITUTIONS)                                                    133,613
          8,453    INFINEON TECHNOLOGIES AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)+                                                                                               87,175
          1,165    IVG IMMOBILIEN AG (REAL ESTATE)+                                                                          35,027
          1,041    KARSTADTQUELLE AG (GENERAL MERCHANDISE STORES)                                                            24,487
          1,276    LINDE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                             110,794
          1,937    MAN AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                          134,434
            777    MERCK KGAA (CHEMICALS & ALLIED PRODUCTS)                                                                  73,851
          2,229    METRO AG (FOOD STORES)                                                                                   114,289
            955    MLP AG (HOLDING & OTHER INVESTMENT OFFICES)                                                               23,343

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GERMANY (CONTINUED)
          2,801    MUENCHENER RUECKVERSICHERUNG GESELLSCHAFT AG (INSURANCE CARRIERS)                                $       397,146
            103    PORSCHE AG (TRANSPORTATION EQUIPMENT)                                                                     98,609
            755    PREMIERE AG (ENTERTAINMENT)+                                                                              13,404
            444    PROSIEBENSAT.1 MEDIA AG (COMMUNICATIONS)+                                                                 11,568
            165    PUMA AG RUDOLF DASSLER SPORT (APPAREL & ACCESSORY STORES)                                                 62,478
          6,158    RWE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                               535,965
            634    RWE AG NON-VOTING PREFERRED (ELECTRIC, GAS & SANITARY SERVICES)                                           49,518
          3,187    SAP AG (BUSINESS SERVICES)                                                                               691,370
          2,478    SCHERING AG (CHEMICALS & ALLIED PRODUCTS)                                                                257,626
         11,592    SIEMENS AG (WHOLESALE TRADE NON-DURABLE GOODS)                                                         1,082,246
            815    SUEDZUCKER AG (FOOD & KINDRED PRODUCTS)                                                                   21,087
          5,002    THYSSENKRUPP AG (PRIMARY METAL INDUSTRIES)                                                               144,451
          3,371    TUI AG (TRANSPORTATION BY AIR)                                                                            66,180
          2,537    VOLKSWAGEN AG (TRANSPORTATION EQUIPMENT)                                                                 191,571
          1,577    VOLKSWAGEN AG PREFERRED (TRANSPORTATION EQUIPMENT)                                                        86,554
            263    WINCOR NIXDORF AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                33,147

                                                                                                                         11,431,542
                                                                                                                    ---------------

GREECE - 0.64%
          3,878    ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                  143,243
          1,740    COCA-COLA HELLENIC BOTTLING COMPANY SA (FOOD & KINDRED PRODUCTS)                                          54,065
          1,950    COSMOTE MOBILE COMMUNICATIONS SA (COMMUNICATIONS)                                                         45,136
          2,750    EFG EUROBANK ERGASIAS SA (DEPOSITORY INSTITUTIONS)                                                       105,910
          1,176    EMPORIKI BANK OF GREECE SA (DEPOSITORY INSTITUTIONS)                                                      39,334
            300    FOLLIE SA (APPAREL & ACCESSORY STORES)                                                                     8,587
            920    GERMANOS SA (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                              19,533
            350    HELLENIC DUTY FREE SHOPS SA (GENERAL MERCHANDISE STORES)                                                   6,812
          2,030    HELLENIC PETROLEUM SA (OIL & GAS EXTRACTION)                                                              28,980
          1,700    HELLENIC TECHNODOMIKI TEV SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)              14,668
          4,370    HELLENIC TELECOMMUNICATIONS ORGANIZATION SA (COMMUNICATIONS)                                              97,443
            796    HYATT REGENCY SA (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                                     10,823
          1,610    INTRACOM SA (COMMUNICATIONS)                                                                              11,590
          3,760    NATIONAL BANK OF GREECE SA (DEPOSITORY INSTITUTIONS)                                                     176,795
          3,230    OPAP SA (AMUSEMENT & RECREATION SERVICES)                                                                123,457
          2,400    PIRAEUS BANK SA (DEPOSITORY INSTITUTIONS)                                                                 72,711
          1,690    PUBLIC POWER CORPORATION SA (ELECTRIC, GAS & SANITARY SERVICES)                                           39,732
          1,510    TECHNICAL OLYMPIC SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                       9,150
            900    TITAN CEMENT COMPANY SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                          42,973
          2,080    VIOHALCO SA (BUSINESS SERVICES)                                                                           20,972

                                                                                                                          1,071,914
                                                                                                                    ---------------

HONG KONG - 1.54%
          3,500    ASM PACIFIC TECHNOLOGY (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                20,885
         22,800    BANK OF EAST ASIA LIMITED (DEPOSITORY INSTITUTIONS)                                                       82,424
         51,000    BOC HONG KONG HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                                 102,537
         16,000    CATHAY PACIFIC AIRWAYS LIMITED (TRANSPORTATION BY AIR)                                                    28,044
         22,000    CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                               233,209

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HONG KONG (CONTINUED)
          7,000    CHEUNG KONG INFRASTRUCTURE HOLDINGS LIMITED (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                   CONTRACTS)                                                                                       $        22,238
         26,000    CLP HOLDINGS LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                                 151,795
         13,000    ESPRIT HOLDINGS LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                              101,197
         28,000    GIORDANO INTERNATIONAL LIMITED (APPAREL & ACCESSORY STORES)                                               15,517
         29,000    HANG LUNG PROPERTIES LIMITED (REAL ESTATE)                                                                55,128
         11,100    HANG SENG BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                         142,985
          9,000    HENDERSON LAND DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                                  49,877
         50,000    HONG KONG & CHINA GAS COMPANY LIMITED (OIL & GAS EXTRACTION)                                             120,825
         14,000    HONG KONG EXCHANGES & CLEARING LIMITED (BUSINESS SERVICES)                                                84,442
         18,500    HONGKONG ELECTRIC HOLDINGS (ELECTRIC, GAS & SANITARY SERVICES)                                            87,026
         10,000    HOPEWELL HOLDINGS (REAL ESTATE)                                                                           28,998
         30,000    HUTCHISON WHAMPOA (DIVERSIFIED OPERATIONS)+                                                              275,095
         12,000    HYSAN DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                                           34,179
         22,500    JOHNSON ELECTRIC HOLDINGS LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                21,024
          9,092    KERRY PROPERTIES LIMITED (REAL ESTATE)                                                                    33,278
          8,000    KINGBOARD CHEMICALS HOLDINGS (CHEMICALS & ALLIED PRODUCTS)                                                24,178
         28,000    LI & FUNG LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                                     63,151
         29,000    LINK REIT (REITS)+                                                                                        62,790
         22,223    MTR CORPORATION (RAILROAD TRANSPORTATION)                                                                 50,122
         38,682    NEW WORLD DEVELOPMENT LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)            67,801
          2,200    ORIENT OVERSEAS INTERNATIONAL LIMITED (WATER TRANSPORTATION)                                               7,443
         57,000    PCCW LIMITED (COMMUNICATIONS)                                                                             37,098
         18,000    SCMP GROUP LIMITED (COMMUNICATIONS)                                                                        6,438
         20,000    SHANGRI-LA ASIA LIMITED (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                              32,349
         20,276    SINO LAND COMPANY (REAL ESTATE)                                                                           29,137
          5,500    SMARTONE TELECOMMUNICATIONS HOLDING LIMITED (COMMUNICATIONS)                                               6,025
         32,000    SOLOMON SYSTECH LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                15,466
         19,000    SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                            192,959
         13,000    SWIRE PACIFIC LIMITED (BUSINESS SERVICES)                                                                127,250
         14,000    TECHTRONIC INDUSTRIES COMPANY (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)         25,170
          5,000    TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                           28,354
         12,000    TEXWINCA HOLDINGS LIMITED (TEXTILE MILL PRODUCTS)                                                          9,202
         15,000    WHARF HOLDINGS LIMITED (BUSINESS SERVICES)                                                                55,096
          3,000    WING HANG BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                          25,190
          9,000    YUE YUEN INDUSTRIAL HOLDINGS (APPAREL & ACCESSORY STORES)                                                 26,504

                                                                                                                          2,582,426
                                                                                                                    ---------------

IRELAND - 0.86%
         12,716    ALLIED IRISH BANKS PLC (DEPOSITORY INSTITUTIONS)                                                         303,576
         14,117    BANK OF IRELAND (DEPOSITORY INSTITUTIONS)                                                                262,604
          4,473    C&C GROUP PLC (EATING & DRINKING PLACES)                                                                  30,356
          7,802    CRH PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                         272,301
          1,283    DCC PLC (BUSINESS SERVICES)                                                                               29,852
          5,377    DEPFA BANK PLC (DEPOSITORY INSTITUTIONS)                                                                  95,787
          7,360    EIRCOM GROUP PLC (COMMUNICATIONS)                                                                         18,998
          5,856    ELAN CORPORATION PLC (CHEMICALS & ALLIED PRODUCTS)+                                                       84,450
          5,901    FYFFES PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                            15,876

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
IRELAND (CONTINUED)
          2,819    GRAFTON GROUP PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)            $        36,998
          2,891    GREENCORE GROUP PLC (FOOD & KINDRED PRODUCTS)                                                             13,488
          1,332    IAWS GROUP PLC (AGRICULTURAL PRODUCTION CROPS)                                                            23,099
          8,902    INDEPENDENT NEWS AND MEDIA PLC (COMMUNICATIONS)                                                           28,804
          3,864    IRISH LIFE & PERMANENT PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                           92,716
          2,132    KERRY GROUP PLC (FOOD & KINDRED PRODUCTS)                                                                 51,209
          1,707    KINGSPAN GROUP PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                    26,065
            869    PADDY POWER PLC (AMUSEMENT & RECREATION SERVICES)                                                         13,901
            623    RYANAIR HOLDINGS PLC ADR (TRANSPORTATION BY AIR)+                                                         34,078

                                                                                                                          1,434,158
                                                                                                                    ---------------

ITALY - 3.65%
          6,293    ALLEANZA ASSICURAZIONI SPA (INSURANCE CARRIERS)                                                           74,813
          2,213    ARNOLDO MONDADORI EDITORE SPA (COMMUNICATIONS)                                                            21,709
         14,082    ASSICURAZIONI GENERALI SPA (INSURANCE CARRIERS)                                                          530,392
          1,722    AUTOGRILL SPA (EATING & DRINKING PLACES)                                                                  25,543
          4,088    AUTOSTRADE SPA (SOCIAL SERVICES)                                                                         101,113
          4,699    BANCA FIDEURAM SPA (HOLDING & OTHER INVESTMENT OFFICES)                                                   27,006
         14,756    BANCA INTESA RNC SPA (DEPOSITORY INSTITUTIONS)                                                            83,510
         54,037    BANCA INTESA SPA (DEPOSITORY INSTITUTIONS)                                                               322,842
         16,347    BANCA MONTE DEI PASCHI DI SIENA SPA (DEPOSITORY INSTITUTIONS)                                             92,018
         15,480    BANCA NAZIONALE DEL LAVORO SPA (DEPOSITORY INSTITUTIONS)+                                                 54,778
          6,239    BANCA POPOLARE DI MILANO SCARL (DEPOSITORY INSTITUTIONS)                                                  73,642
          5,170    BANCHE POPOLARI UNITE SCPA (DEPOSITORY INSTITUTIONS)                                                     125,369
          5,171    BANCO POPOLARE DI VERONA E NOVARA SCRL (DEPOSITORY INSTITUTIONS)                                         136,861
          1,032    BENETTON GROUP SPA (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)+             15,408
          2,527    BULGARI SPA (APPAREL & ACCESSORY STORES)                                                                  30,409
         23,333    CAPITALIA SPA (DEPOSITORY INSTITUTIONS)                                                                  193,975
         63,448    ENEL SPA (ELECTRIC, GAS & SANITARY SERVICES)                                                             536,691
         37,641    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                      1,071,052
          6,470    FIAT SPA (TRANSPORTATION EQUIPMENT)+                                                                      81,543
          4,600    FINMECCANICA SPA (TRANSPORTATION BY AIR)                                                                 104,464
          3,275    GRUPPO EDITORIALE L'ESPRESSO SPA (COMMUNICATIONS)                                                         17,175
            931    ITALCEMENTI SPA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                  22,305
            360    LOTTOMATICA SPA (AMUSEMENT & RECREATION SERVICES)+                                                        15,269
          1,991    LUXOTTICA GROUP SPA (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                   MEDICAL & OPTICAL)                                                                                        54,819
         10,648    MEDIASET SPA (COMMUNICATIONS)                                                                            125,425
          6,669    MEDIOBANCA SPA (DEPOSITORY INSTITUTIONS)                                                                 143,049
          4,147    MEDIOLANUM SPA (INSURANCE CARRIERS)                                                                       32,892
         43,372    PIRELLI & C SPA (TRANSPORTATION EQUIPMENT)                                                                41,365
         16,239    SANPAOLO IMI SPA (DEPOSITORY INSTITUTIONS)                                                               290,671
         66,054    SEAT PAGINE GIALLE SPA (COMMUNICATIONS)+                                                                  31,579
         14,619    SNAM RETE GAS SPA (OIL & GAS EXTRACTION)                                                                  64,620
         23,337    TELECOM ITALIA MEDIA SPA (COMMUNICATIONS)+                                                                12,599
         86,745    TELECOM ITALIA RNC SPA (COMMUNICATIONS)                                                                  231,007
        157,255    TELECOM ITALIA SPA (COMMUNICATIONS)                                                                      458,798
         17,214    TERNA SPA (ELECTRIC, GAS & SANITARY SERVICES)                                                             45,268

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ITALY (CONTINUED)
          3,533    TISCALI SPA (COMMUNICATIONS)+                                                                    $        11,528
        113,999    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                        824,068

                                                                                                                          6,125,575
                                                                                                                    ---------------

JAPAN - 24.69%
          5,000    77 BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                 38,530
          1,100    ACOM COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                 64,579
            600    ADERANS COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                      17,638
          1,100    ADVANTEST CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               131,121
          9,500    AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                              230,438
          1,500    AEON CREDIT SERVICE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                  45,370
            900    AIFUL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                    59,567
          2,800    AISIN SEIKI COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                   108,955
          9,000    AJINOMOTO COMPANY INCORPORATED (FOOD & KINDRED PRODUCTS)                                                  96,117
            400    ALFRESA HOLDINGS CORPORATION (WHOLESALE TRADE NON-DURABLE GOODS)                                          24,299
          8,000    ALL NIPPON AIRWAYS COMPANY LIMITED (TRANSPORTATION BY AIR)                                                29,159
          2,000    ALPS ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       32,234
          4,000    AMADA COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                            43,636
          1,000    AMANO CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                17,417
          1,000    ANRITSU CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                 6,287
          1,000    AOYAMA TRADING COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                               33,050
            400    ARIAKE JAPAN COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                    11,929
          5,500    ASAHI BREWERIES LIMITED (FOOD & KINDRED PRODUCTS)                                                         78,037
         15,000    ASAHI GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)          224,172
         17,000    ASAHI KASEI CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                    121,181
            600    ASATSU-DK INCORPORATED (COMMUNICATIONS)                                                                   20,952
            500    AUTOBACS SEVEN COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                           24,936
          9,000    BANK OF FUKUOKA LIMITED (DEPOSITORY INSTITUTIONS)                                                         75,930
          4,000    BANK OF KYOTO LIMITED (DEPOSITORY INSTITUTIONS)                                                           48,258
         18,000    BANK OF YOKOHAMA LIMITED (DEPOSITORY INSTITUTIONS)                                                       147,426
          1,000    BENESSE CORPORATION (EDUCATIONAL SERVICES)                                                                35,684
         10,000    BRIDGESTONE CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                 208,581
         11,100    CANON INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               734,656
          1,000    CANON SALES COMPANY INCORPORATED (WHOLESALE TRADE DURABLE GOODS)                                          21,538
          3,300    CASIO COMPUTER COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                   58,738
          3,000    CENTRAL GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE
                   HOME DEALERS)                                                                                             17,383
             23    CENTRAL JAPAN RAILWAY COMPANY (RAILROAD TRANSPORTATION)                                                  226,678
         11,000    CHIBA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                              97,850
          2,000    CHIYODA CORPORATION (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)+                    46,559
          8,500    CHUBU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                            213,042
          3,900    CHUGAI PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                       70,743
            800    CIRCLE K SUNKUS COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                              19,371
          4,400    CITIZEN WATCH COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                41,533
            800    COCA-COLA WEST JAPAN COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                            18,997
          2,000    COMSYS HOLDINGS CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)              28,564
          2,200    CREDIT SAISON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                     121,682

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
          1,100    CSK HOLDINGS CORPORATION (BUSINESS SERVICES)                                                     $        54,673
          9,000    DAI NIPPON PRINTING COMPANY LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                           162,872
          4,000    DAICEL CHEMICAL INDUSTRIES LIMITED (CHEMICALS & ALLIED PRODUCTS)                                          33,679
          4,000    DAIDO STEEL COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       40,612
          9,300    DAIICHI SANKYO COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                             212,154
          3,500    DAIKIN INDUSTRIES LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)            122,515
          3,000    DAIMARU INCORPORATED (APPAREL & ACCESSORY STORES)                                                         44,197
         10,000    DAINIPPON INK & CHEMICALS INCORPORATED (CHEMICALS & ALLIED PRODUCTS)                                      37,213
          3,000    DAINIPPON SCREEN MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                    31,784
          1,000    DAITO TRUST CONSTRUCTION COMPANY LIMITED (REAL ESTATE)                                                    52,166
          7,000    DAIWA HOUSE INDUSTRY COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                   OPERATIVE BUILDERS)                                                                                      121,325
         18,000    DAIWA SECURITIES GROUP INCORPORATED (HOLDING & OTHER INVESTMENT OFFICES)                                 241,478
          7,000    DENKI KAGAKU KOGYO KABUSHIKI KAISHA (CHEMICALS & ALLIED PRODUCTS)                                         31,283
          7,800    DENSO CORPORATION (TRANSPORTATION EQUIPMENT)                                                             308,156
             26    DENTSU INCORPORATED (BUSINESS SERVICES)                                                                   94,325
          4,000    DOWA MINING COMPANY LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                    47,748
             15    E*TRADE SECURITIES COMPANY LIMITED (FINANCE & FINANCIAL SERVICES)+                                        34,537
             14    EACCESS LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                 10,824
             49    EAST JAPAN RAILWAY COMPANY (RAILROADS)                                                                   363,025
          5,000    EBARA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                31,436
          3,700    EISAI COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                      161,266
          2,280    ELECTRIC POWER DEVELOPMENT COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                            72,255
            600    EPILDA MEMORY INCORPORATED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                      21,512
          1,000    FAMILYMART COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                                   31,351
          2,600    FANUC LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)          250,280
            700    FAST RETAILING COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                               68,454
          9,000    FUJI ELECTRIC HOLDINGS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE
                   HOME DEALERS)                                                                                             49,091
          7,300    FUJI PHOTO FILM COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                   MEDICAL & OPTICAL)                                                                                       243,747
            400    FUJI SOFT ABC INCORPORATED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                       11,895
              7    FUJI TELEVISION NETWORK INCORPORATED (COMMUNICATIONS)                                                     17,485
          5,000    FUJIKURA LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  56,627
         25,000    FUJITSU LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 210,918
          9,000    FURUKAWA ELECTRIC COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                   MEDICAL & OPTICAL)+                                                                                       74,630
            700    GLORY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                    15,166
             18    GOODWILL GROUP INCORPORATED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                    16,822
          6,000    GUNMA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                              45,370
          2,000    GUNZE LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)                   13,509
            400    HAKUHODO DY HOLDINGS INCORPORATED (CONSUMER SERVICES)                                                     33,475
          2,000    HANKYU DEPARTMENT STORES (APPAREL & ACCESSORY STORES)                                                     18,505
            400    HIKARI TSUSHIN INCORPORATED (MISCELLANEOUS RETAIL)+                                                       27,833
          4,000    HINO MOTORS LIMITED (TRANSPORTATION EQUIPMENT)                                                            25,149
            400    HIROSE ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       56,245
          3,000    HITACHI CABLE LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                   MEDICAL & OPTICAL)                                                                                        17,026

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
          1,000    HITACHI CAPITAL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                 $        20,008
          1,700    HITACHI CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                            48,819
          1,500    HITACHI CONSTRUCTION MACHINERY COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                   EQUIPMENT)                                                                                                39,507
         46,000    HITACHI LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 325,556
            600    HITACHI SOFTWARE ENGINEERING COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY &
                   COMPUTER EQUIPMENT)                                                                                       11,113
          2,900    HOKKAIDO ELECTRIC POWER COMPANY INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                    62,213
         15,000    HOKUHOKU FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                           65,888
         11,500    HONDA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                   712,277
          1,400    HOUSE FOODS CORPORATION (FOOD & KINDRED PRODUCTS)                                                         22,980
          6,400    HOYA CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                   MEDICAL & OPTICAL)                                                                                       258,284
          1,900    IBIDEN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       96,049
             14    INDEX CORPORATION (COMMUNICATIONS)                                                                        29,499
              6    INPEX CORPORATION (PETROLEUM REFINING & RELATED INDUSTRIES)(A)                                            50,824
          2,800    ISETAN COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                       61,020
          5,000    ISHIHARA SANGYO KAISHA LIMITED (CHEMICALS & ALLIED PRODUCTS)                                               9,346
         17,000    ISHIKAWAJIMA-HARIMA HEAVY INDUSTRIES COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)+            53,874
          1,000    ITO EN LIMITED (EATING & DRINKING PLACES)                                                                 35,004
         22,000    ITOCHU CORPORATION (WHOLESALE TRADE NON-DURABLE GOODS)                                                   188,972
            500    ITOCHU TECHNO-SCIENCE CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                19,711
            500    JAFCO COMPANY LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                                37,723
         11,000    JAPAN AIR LINES CORPORATION (TRANSPORTATION BY AIR)                                                       28,785
              7    JAPAN PRIME REALTY INVESTMENT CORPORATION (REITS)                                                         21,351
              5    JAPAN REAL ESTATE INVESTMENT CORPORATION (REITS)                                                          43,330
              4    JAPAN RETAIL FUND INVESTMENT CORPORATION (REITS)                                                          31,266
             65    JAPAN TOBACCO INCORPORATED (TOBACCO PRODUCTS)                                                            228,632
          8,200    JFE HOLDINGS INCORPORATED (PRIMARY METAL INDUSTRIES)                                                     330,926
          3,000    JGC CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                          59,006
         10,000    JOYO BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                               70,518
          2,400    JSR CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                             71,368
         13,000    KAJIMA CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       81,181
          1,000    KAKEN PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                         8,377
          4,000    KAMIGUMI COMPANY LIMITED (TRANSPORTATION SERVICES)                                                        31,878
          4,000    KANEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                          47,952
         11,400    KANSAI ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                           253,279
          4,000    KANSAI PAINT COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                36,669
          7,000    KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                            184,367
          2,400    KATOKICHI COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                       16,415
         20,000    KAWASAKI HEAVY INDUSTRIES LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                70,178
          8,000    KAWASAKI KISEN KAISHA LIMITED (WATER TRANSPORTATION)                                                      47,239
             34    KDDI CORPORATION (COMMUNICATIONS)                                                                        181,699
          7,000    KEIHIN ELECTRIC EXPRESS RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                 57,392
          9,000    KEIO ELECTRIC RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                           59,414
          4,000    KEISEI ELECTRIC RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                         27,596
            450    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                      116,992
          2,000    KIKKOMAN CORPORATION (FOOD & KINDRED PRODUCTS)                                                            22,498
          2,000    KINDEN CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       18,131

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
         23,000    KINTETSU CORPORATION (RAILROAD TRANSPORTATION)                                                   $        89,694
         12,000    KIRIN BREWERY COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                  163,330
         40,000    KOBE STEEL LIMITED (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)              151,912
          1,300    KOKUYO COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                   19,616
         13,000    KOMATSU LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 247,961
          1,000    KOMORI CORPORATION (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                             23,322
          1,600    KONAMI CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               40,306
          6,500    KONICA MINOLTA HOLDINGS INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                          82,948
            440    KOSE CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                 16,598
          2,000    KOYO SEIKO COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                     39,932
         16,000    KUBOTA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                              172,642
          5,000    KURARAY COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                           58,794
          2,200    KURAYA SANSEIDO INCORPORATED (WHOLESALE TRADE NON-DURABLE GOODS)                                          35,589
          1,900    KURITA WATER INDUSTRIES LIMITED (ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS)              40,680
          2,400    KYOCERA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               212,472
          4,000    KYOWA HAKKO KOGYO COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                           29,227
          5,400    KYUSHU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                           121,810
          1,000    LAWSON INCORPORATED (GENERAL MERCHANDISE STORES)                                                          37,638
          1,500    LEOPALACE 21 CORPORATION (REAL ESTATE)                                                                    56,330
            500    MABUCHI MOTOR COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       25,743
          1,300    MAKITA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                40,093
         18,000    MARUBENI CORPORATION (BUSINESS SERVICES)                                                                  94,206
          4,700    MARUI COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                        92,842
          1,700    MATSUI SECURITIES COMPANY LIMITED (INSURANCE AGENTS, BROKERS & SERVICE)+                                  23,572
            700    MATSUMOTOKIYOSHI COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                             20,042
         30,000    MATSUSHITA ELECTRIC INDUSTRIAL COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)          666,525
          5,000    MATSUSHITA ELECTRIC WORKS LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                   DEALERS)                                                                                                  60,025
          4,000    MEIJI DAIRIES CORPORATION (FOOD & KINDRED PRODUCTS)                                                       23,381
          5,000    MEIJI SEIKA KAISHA LIMITED (FOOD & KINDRED PRODUCTS)                                                      25,489
            600    MEITEC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               19,728
             21    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                        415,718
          6,000    MINEBEA COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                41,444
         16,000    MITSUBISHI CHEMICAL HOLDINGS CORPORATION (CHEMICALS & ALLIED PRODUCTS)+                                   98,692
         19,200    MITSUBISHI CORPORATION (BUSINESS SERVICES)                                                               437,179
         28,000    MITSUBISHI ELECTRIC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                 237,655
         16,000    MITSUBISHI ESTATE COMPANY LIMITED (REAL ESTATE)                                                          379,269
          6,000    MITSUBISHI GAS CHEMICAL COMPANY INCORPORATED (CHEMICALS & ALLIED PRODUCTS)                                73,203
         43,000    MITSUBISHI HEAVY INDUSTRIES LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                             204,588
          2,000    MITSUBISHI LOGISTICS CORPORATION (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                             31,980
         15,000    MITSUBISHI MATERIALS CORPORATION (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)               80,161
          7,000    MITSUBISHI RAYON COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                  57,332
          4,000    MITSUBISHI SECURITIES COMPANY LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
                   SERVICES)+                                                                                                64,231
            123    MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                  1,881,053
         22,000    MITSUI & COMPANY LIMITED (WHOLESALE TRADE DURABLE GOODS)                                                 318,131
         10,000    MITSUI CHEMICALS LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                    73,577

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
         10,000    MITSUI ENGINEERING & SHIPBUILDING COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                     $        32,455
         11,000    MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                             252,804
          9,000    MITSUI MINING & SMELTING COMPANY LIMITED (METAL MINING)                                                   63,008
         16,000    MITSUI O.S.K. LINES LIMITED (WATER TRANSPORTATION)                                                       108,207
         17,000    MITSUI SUMITOMO INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                           231,240
          8,000    MITSUI TRUST HOLDINGS INCORPORATED (DEPOSITORY INSTITUTIONS)                                             116,975
          6,000    MITSUKOSHI LIMITED (APPAREL & ACCESSORY STORES)                                                           38,488
          1,200    MITSUMI ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       15,691
            139    MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                          1,137,273
          2,900    MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                               196,372
          3,200    NAMCO BANDAI HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                                      43,827
         28,000    NEC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               196,737
            600    NEC ELECTRONICS CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       24,418
              9    NET ONE SYSTEMS COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                  18,505
          4,000    NGK INSULATORS LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       58,760
          3,000    NGK SPARK PLUG COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                 69,966
          2,000    NHK SPRING COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                     25,319
            400    NICHII GAKKAN COMPANY (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                           9,278
          5,000    NICHIREI CORPORATION (FOOD & KINDRED PRODUCTS)                                                            24,257
          1,600    NIDEC CORPORATION (WHOLESALE TRADE DURABLE GOODS)                                                        131,317
         12,000    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                    198,811
          4,000    NIKON CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  71,708
          1,400    NINTENDO COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                      209,346
              5    NIPPON BUILDING FUND INCORPORATED (REITS)                                                                 46,304
          3,000    NIPPON ELECTRIC GLASS COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                            74,681
         11,000    NIPPON EXPRESS COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                               62,430
          2,000    NIPPON KAYAKU COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                               17,706
          8,000    NIPPON LIGHT METAL COMPANY LIMITED (METAL MINING)                                                         22,090
          3,000    NIPPON MEAT PACKERS INCORPORATED (FOOD & KINDRED PRODUCTS)                                                31,427
         11,500    NIPPON MINING HOLDINGS INCORPORATED (OIL & GAS EXTRACTION)                                                97,022
         18,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                            141,155
             15    NIPPON PAPER GROUP INCORPORATED (PAPER & ALLIED PRODUCTS)                                                 64,868
          4,000    NIPPON SANSO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                    29,567
          6,000    NIPPON SHEET GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                   DEALERS)                                                                                                  33,441
          2,000    NIPPON SHOKUBAI COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                             23,772
         89,000    NIPPON STEEL CORPORATION (PRIMARY METAL INDUSTRIES)                                                      344,809
             77    NIPPON TELEGRAPH & TELEPHONE CORPORATION (COMMUNICATIONS)                                                330,374
         16,000    NIPPON YUSEN KABUSHIKI KAISHA (WATER TRANSPORTATION)                                                      97,740
          8,000    NISHI-NIPPON CITY BANK LIMITED (DEPOSITORY INSTITUTIONS)+                                                 43,636
          4,000    NISHIMATSU CONSTRUCTION COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                   OPERATIVE BUILDERS)                                                                                       16,381
          2,000    NISSAN CHEMICAL INDUSTRIES LIMITED (CHEMICALS & ALLIED PRODUCTS)                                          33,951
         33,000    NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                            391,963
          3,000    NISSHIN SEIFUN GROUP INCORPORATED (FOOD & KINDRED PRODUCTS)                                               30,663

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
         12,000    NISSHIN STEEL COMPANY LIMITED (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                   EQUIPMENT)                                                                                       $        41,597
          3,000    NISSHINBO INDUSTRIES INCORPORATED (TEXTILE MILL PRODUCTS)                                                 33,619
          1,400    NISSIN FOOD PRODUCTS COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                            43,296
            600    NITORI COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                   31,249
          2,400    NITTO DENKO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                    203,704
          1,600    NOK CORPORATION (TRANSPORTATION EQUIPMENT)                                                                43,093
         25,400    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)               566,483
              3    NOMURA REAL ESTATE OFFICE FUND (REITS)                                                                    25,463
            300    NOMURA RESEARCH INSTITUTE LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                36,780
          6,000    NSK LIMITED (PRIMARY METAL INDUSTRIES)                                                                    52,099
          5,000    NTN CORPORATION (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                  39,635
             18    NTT DATA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                86,559
            252    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                                 372,540
              3    NTT URBAN DEVELOPMENT CORPORATION (REAL ESTATE)                                                           25,998
          8,000    OBAYASHI CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                     65,115
            100    OBIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                             21,087
         10,000    ODAKYU ELECTRIC RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                         61,937
         11,000    OJI PAPER COMPANY LIMITED (PAPER & ALLIED PRODUCTS)                                                       67,664
          9,000    OKI ELECTRIC INDUSTRY COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                                28,751
          3,000    OKUMURA CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                      16,517
          3,000    OLYMPUS CORPORATION (GENERAL MERCHANDISE STORES)                                                          88,190
          3,100    OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       89,023
          2,000    ONWARD KASHIYAMA COMPANY LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS &
                   SIMILAR MATERIALS)                                                                                        35,344
            600    ORACLE CORPORATION JAPAN (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                         30,025
            600    ORIENTAL LAND COMPANY LIMITED (AMUSEMENT & RECREATION SERVICES)                                           34,817
          1,220    ORIX CORPORATION (MISCELLANEOUS RETAIL)                                                                  379,890
         28,000    OSAKA GAS COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                            101,818
          2,600    PIONEER CORPORATION (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                      42,015
          1,200    PROMISE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                              72,591
          2,100    QP CORPORATION (FOOD & KINDRED PRODUCTS)                                                                  21,250
             69    RAKUTEN INCORPORATED (COMMUNICATIONS)                                                                     62,727
             67    RESONA HOLDINGS INCORPORATED (DEPOSITORY INSTITUTIONS)+                                                  230,544
         10,000    RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               195,412
            700    RINNAI CORPORATION (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                    20,994
          1,500    ROHM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               158,666
            400    RYOHIN KEIKAKU COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                     33,543
          2,000    SANDEN CORPORATION (TRANSPORTATION EQUIPMENT)                                                              8,802
          2,000    SANKEN ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       34,240
            800    SANKYO COMPANY LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                                55,055
          1,100    SANTEN PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                       26,449
          3,000    SANWA SHUTTER CORPORATION (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)             19,652
         26,000    SANYO ELECTRIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                   71,351
          5,000    SAPPORO HOLDINGS LIMITED (EATING & DRINKING PLACES)                                                       26,168
             78    SBI HOLDINGS INCORPORATED (HOLDING & OTHER INVESTMENT OFFICES)+                                           44,136
          3,000    SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               153,441

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
          2,200    SEGA SAMMY HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                               $        89,346
          1,700    SEIKO EPSON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                46,941
          2,000    SEINO TRANSPORTATION COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                         20,867
          7,000    SEKISUI CHEMICAL COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                   BUILDERS)                                                                                                 59,295
          7,000    SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                   104,435
         11,820    SEVEN & I HOLDINGS COMPANY LIMITED (FOOD STORES)                                                         467,980
             90    SFCG COMPANY LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                        20,363
         14,000    SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               248,003
            900    SHIMACHU COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                           28,292
            300    SHIMAMURA COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                    34,894
          1,300    SHIMANO INCORPORATED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                     39,099
          9,000    SHIMIZU CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                      65,531
          5,700    SHIN-ETSU CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                         309,456
          8,000    SHINKO SECURITIES COMPANY LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
                   SERVICES)+                                                                                                44,384
         13,000    SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                            91,011
          5,000    SHIONOGI & COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                  82,031
          5,000    SHISEIDO COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                     93,033
          8,000    SHIZUOKA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                           80,748
         16,000    SHOWA DENKO KK (CHEMICALS & ALLIED PRODUCTS)                                                              71,096
          2,900    SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                              32,918
            800    SMC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 124,656
         10,900    SOFTBANK CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)                                                319,499
          3,700    SOJITZ HOLDINGS CORPORATION (WHOLESALE TRADE NON-DURABLE GOODS)+                                          21,879
         12,000    SOMPO JAPAN INSURANCE INCORPORATED (INSURANCE CARRIERS)                                                  174,036
         14,600    SONY CORPORATION (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                        676,041
          2,000    STANLEY ELECTRIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                 42,651
            500    SUMCO CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                26,848
          3,000    SUMITOMO BAKELITE COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                           27,171
         21,000    SUMITOMO CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                          170,926
         15,000    SUMITOMO CORPORATION (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                       213,594
         10,300    SUMITOMO ELECTRIC INDUSTRIES LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                         163,207
          7,000    SUMITOMO HEAVY INDUSTRIES LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                67,264
         59,000    SUMITOMO METAL INDUSTRIES LIMITED (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                   EQUIPMENT)                                                                                               253,144
          8,000    SUMITOMO METAL MINING COMPANY LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)         111,606
             86    SUMITOMO MITSUI FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                   949,873
          7,000    SUMITOMO OSAKA CEMENT COMPANY LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                            25,514
          5,000    SUMITOMO REALTY & DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                              138,488
          2,000    SUMITOMO RUBBER INDUSTRIES LIMITED (TRANSPORTATION EQUIPMENT)                                             26,134
         18,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                       208,292
          3,000    SURUGA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                             40,552
          1,000    SUZUKEN COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
                   & OPTICAL)                                                                                                31,351
          1,300    SYKLARK COMPANY LIMITED (EATING & DRINKING PLACES)                                                        23,250
          3,300    T&D HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                           257,944
         13,000    TAIHEIYO CEMENT CORPORATION (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                      62,846
         12,000    TAISEI CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       57,502

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
          2,000    TAISHO PHARMACEUTICAL COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                 $        40,272
          2,000    TAIYO YUDEN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       31,776
          3,000    TAKARA HOLDINGS INCORPORATED (EATING & DRINKING PLACES)                                                   18,352
          4,000    TAKASHIMAYA COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                  60,969
         12,800    TAKEDA PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                      729,720
          1,550    TAKEFUJI CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)                                                 97,583
          1,000    TAKUMA COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                    8,122
          3,000    TANABE SEIYAKU COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                              33,263
          1,800    TDK CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 135,650
         11,000    TEIJIN LIMITED (TEXTILE MILL PRODUCTS)                                                                    73,178
          3,000    TEIKOKU OIL COMPANY LIMITED (OIL & GAS EXTRACTION)(A)                                                     36,219
          2,300    TERUMO CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                   MEDICAL & OPTICAL)                                                                                        75,624
          1,600    THK COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                              51,385
            600    TIS INCORPORATED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                               16,211
         13,000    TOBU RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                                    68,369
          3,000    TODA CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                         13,458
          2,200    TOHO COMPANY LIMITED TOKYO (MOTION PICTURES)                                                              42,430
          6,200    TOHOKU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                           134,061
          3,000    TOKUYAMA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                        50,875
            600    TOKYO BROADCASTING SYSTEM INCORPORATED (COMMUNICATIONS)                                                   16,109
         16,700    TOKYO ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                            416,436
          2,400    TOKYO ELECTRON LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               165,573
         31,000    TOKYO GAS COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                            135,641
          1,700    TOKYO STEEL MANUFACTURING COMPANY LIMITED (FURNITURE & FIXTURES)                                          34,520
          1,000    TOKYO STYLE COMPANY LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS &
                   SIMILAR MATERIALS)                                                                                        11,903
          4,000    TOKYO TATEMONO COMPANY LIMITED (INSURANCE AGENTS, BROKERS & SERVICE)                                      43,636
         13,000    TOKYU CORPORATION (TRANSPORTATION SERVICES)                                                               87,587
          6,000    TOKYU LAND CORPORATION (REAL ESTATE)                                                                      53,628
          5,000    TONENGENERAL SEKIYU KK (OIL & GAS EXTRACTION)                                                             50,892
          8,000    TOPPAN PRINTING COMPANY LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                               110,926
         20,000    TORAY INDUSTRIES INCORPORATED (TEXTILE MILL PRODUCTS)                                                    163,806
         42,000    TOSHIBA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                             244,078
          7,000    TOSOH CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                           34,970
          3,700    TOSTEM INAX HOLDING CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                  79,533
          4,000    TOTO LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                             37,145
          2,800    TOYO SEIKAN KAISHA LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                       50,790
          1,000    TOYO SUISAN KAISHA LIMITED (FOOD & KINDRED PRODUCTS)                                                      15,268
          9,000    TOYOBO COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                            27,833
          1,100    TOYODA GOSEI COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                   24,112
          3,000    TOYOTA INDUSTRIES CORPORATION (TRANSPORTATION EQUIPMENT)                                                 122,600
         41,900    TOYOTA MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                    2,289,014
          2,000    TOYOTA TSUSHO CORPORATION (BUSINESS SERVICES)                                                             54,206
          1,500    TREND MICRO INCORPORATED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                         52,634
         15,000    UBE INDUSTRIES LIMITED JAPAN (CHEMICALS & ALLIED PRODUCTS)                                                44,223
            700    UNI-CHARM CORPORATION (APPAREL & ACCESSORY STORES)                                                        34,376

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
          1,000    UNIDEN CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                       $        16,041
          2,000    UNY COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                                31,997
          1,500    USHIO INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
                   & OPTICAL)                                                                                                35,748
            380    USS COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                      25,893
          2,000    WACOAL CORPORATION (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)              27,188
             25    WEST JAPAN RAILWAY COMPANY (RAILROAD TRANSPORTATION)                                                     105,565
            216    YAHOO! JAPAN CORPORATION (BUSINESS SERVICES)+                                                            131,765
          1,700    YAKULT HONSHA COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                   40,803
          1,100    YAMADA DENKI COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                            126,822
          2,800    YAMAHA CORPORATION (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                       49,482
          2,400    YAMAHA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                   59,337
          7,900    YAMANOUCHI PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                  300,025
          5,000    YAMATO TRANSPORT COMPANY LIMITED (TRANSPORTATION SERVICES)                                               102,379
          2,000    YAMAZAKI BAKING COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                 15,650
          3,000    YASKAWA ELECTRIC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       33,874
          2,700    YOKOGAWA ELECTRIC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       48,059
          3,000    ZEON CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                            38,692

                                                                                                                         41,389,534
                                                                                                                    ---------------

LUXEMBOURG - 0.03%
          3,124    STOLT OFFSHORE SA (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)+                      49,099
                                                                                                                    ---------------

NETHERLANDS - 4.56%
         26,045    ABN AMRO HOLDINGS NV (DEPOSITORY INSTITUTIONS)                                                           780,871
         20,651    AEGON NV (INSURANCE CARRIERS)                                                                            382,151
          3,846    AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                              204,096
          6,810    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                       139,059
          1,613    BUHRMANN NV (WHOLESALE TRADE DURABLE GOODS)+                                                              28,539
            593    CORIO NV (REITS)                                                                                          38,267
          2,186    DSM NV (CHEMICALS & ALLIED PRODUCTS)                                                                      99,819
          3,553    EUROPEAN AERONAUTIC DEFENCE & SPACE COMPANY (TRANSPORTATION BY AIR)                                      149,710
          2,063    GETRONICS NV (BUSINESS SERVICES)                                                                          24,976
          8,044    HAGEMEYER NV (WHOLESALE TRADE NON-DURABLE GOODS)+                                                         40,650
          3,402    HEINEKEN NV (EATING & DRINKING PLACES)                                                                   129,124
            529    IHC CALAND NV (OIL & GAS EXTRACTION)+                                                                     53,049
         27,490    ING GROEP NV (FINANCIAL SERVICES)                                                                      1,086,035
         28,191    KONINKLIJKE (ROYAL) KPN NV (COMMUNICATIONS)                                                              317,720
         19,271    KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                   651,334
         21,925    KONINKLIJKE AHOLD NV (FOOD STORES)+                                                                      172,439
          1,489    OCE NV (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                           27,013
          2,059    QIAGEN NV (HEALTH SERVICES)+                                                                              30,442
            753    RANDSTAD HOLDINGS NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                           44,632
          9,885    REED ELSEVIER NV (COMMUNICATIONS)                                                                        141,714
            727    RODAMCO EUROPE NV (REITS)                                                                                 72,992
         58,297    ROYAL DUTCH SHELL PLC CLASS A (PETROLEUM REFINING & RELATED INDUSTRIES)                                1,824,121

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
NETHERLANDS (CONTINUED)
          2,332    ROYAL NUMICO NV (FOOD & KINDRED PRODUCTS)+                                                       $       103,179
          6,028    TNT NV (TRANSPORTATION SERVICES)                                                                         208,706
          8,297    UNILEVER NV (FOOD & KINDRED PRODUCTS)                                                                    576,139
          2,818    VEDIOR NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                      55,221
          3,327    VNU NV (COMMUNICATIONS)                                                                                  108,174
            349    WERELDHAVE NV (REITS)                                                                                     39,249
          4,362    WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                             108,788

                                                                                                                          7,638,209
                                                                                                                    ---------------

NEW ZEALAND - 0.17%
         18,500    AUCKLAND INTERNATIONAL AIRPORT LIMITED (CONSTRUCTION SPECIAL TRADE CONTRACTORS)                           23,233
          4,376    CONTACT ENERGY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                                20,904
          4,714    FISHER & PAYKEL APPLIANCES HOLDINGS LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)              12,304
          8,696    FISHER & PAYKEL HEALTHCARE CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                          22,162
          7,167    FLETCHER BUILDING LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)             39,267
          7,892    SKY CITY ENTERTAINMENT GROUP LIMITED (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                 26,041
          3,579    SKY NETWORK TELEVISION LIMITED (COMMUNICATIONS)                                                           14,079
         31,598    TELECOM CORPORATION OF NEW ZEALAND LIMITED (COMMUNICATIONS)                                              107,763
            705    TENON LIMITED (LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE)+                                                  1,471
          4,703    TOWER LIMITED (BUSINESS SERVICES)+                                                                         7,556
          3,233    VECTOR LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)           5,593
          2,606    WAREHOUSE GROUP LIMITED (GENERAL MERCHANDISE STORES)                                                       6,208
            372    WASTE MANAGEMENT NZ LIMITED (ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS)                   1,944

                                                                                                                            288,525
                                                                                                                    ---------------

NORWAY - 0.76%
         10,214    DEN NORSKE BANK ASA (DEPOSITORY INSTITUTIONS)                                                            137,540
            654    FRONTLINE LIMITED (WATER TRANSPORTATION)                                                                  21,805
          2,006    NORSK HYDRO ASA (OIL & GAS EXTRACTION)                                                                   277,931
          1,800    NORSKE SKOGINDUSTRIER ASA (PAPER & ALLIED PRODUCTS)                                                       30,487
          2,642    ORKLA ASA (FOOD & KINDRED PRODUCTS)                                                                      131,020
            831    PETROLEUM GEO-SERVICES ASA (OIL & GAS EXTRACTION)+                                                        38,737
            500    PROSAFE ASA (OIL & GAS EXTRACTION)                                                                        26,131
            919    SCHIBSTED ASA (COMMUNICATIONS)                                                                            25,311
             33    SHIP FINANCE INTERNATIONAL LIMITED (WATER TRANSPORTATION)                                                    556
          9,812    STATOIL ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                    282,969
            400    STOLT-NIELSEN ASA (WATER TRANSPORTATION)                                                                  12,390
          3,964    STOREBRAND ASA (INSURANCE CARRIERS)                                                                       44,306
          2,116    TANDBERG ASA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)            19,130
            800    TANDBERG TELEVISION ASA (COMMUNICATIONS)+                                                                 16,785
         11,693    TELENOR ASA (COMMUNICATIONS)                                                                             125,787
          3,383    TOMRA SYSTEMS ASA (ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS)                            27,101
          3,400    YARA INTERNATIONAL ASA (AGRICULTURAL SERVICES)                                                            54,085

                                                                                                                          1,272,071
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                           VALUE
PORTUGAL - 0.30%
          4,914    BANCO BPI SA (DEPOSITORY INSTITUTIONS)                                                           $        35,016
         27,491    BANCO COMERCIAL PORTUGUES SA (DEPOSITORY INSTITUTIONS)                                                    87,619
          1,543    BANCO ESPIRITO SANTO SA (DEPOSITORY INSTITUTIONS)                                                         28,142
          5,340    BRISA-AUTO ESTRADAS DE PORTUGAL SA (SOCIAL SERVICES)                                                      52,547
          3,821    CIMPOR CIMENTOS DE PORTUGAL SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                   25,514
         24,710    ELECTRICIDADE DE PORTUGAL SA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       97,022
            716    JERONIMO MARTINS (WHOLESALE TRADE NON-DURABLE GOODS)                                                      12,382
         10,266    PORTUGAL TELECOM SGPS SA (COMMUNICATIONS)                                                                124,533
          1,398    PT MULTIMEDIA SERVICOS DE TELECOMUNICACOES E MULTIMEDIA SGPS SA (COMMUNICATIONS)                          17,111
         17,058    SONAE SGPS SA (GENERAL MERCHANDISE STORES)+                                                               27,907

                                                                                                                            507,793
                                                                                                                    ---------------

SINGAPORE - 0.82%
          9,000    ALLGREEN PROPERTIES LIMITED (REAL ESTATE)                                                                  8,689
         11,000    ASCENDAS REIT (REITS)                                                                                     14,772
         15,000    CAPITALAND LIMITED (REAL ESTATE)                                                                          44,930
         14,300    CAPITAMALL TRUST (REITS)                                                                                  20,974
         19,000    CHARTERED SEMICONDUCTOR MANUFACTURING LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+                                                                   18,461
          8,000    CITY DEVELOPMENTS LIMITED (REAL ESTATE)                                                                   53,470
         29,000    COMFORTDELGRO CORPORATION LIMITED (TRANSPORTATION SERVICES)                                               30,151
          1,000    CREATIVE TECHNOLOGY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                       7,303
          4,000    DATACRAFT ASIA LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)+                                                                                                4,520
         17,000    DBS GROUP HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                                     171,489
          3,000    FRASER & NEAVE LIMITED (FOOD & KINDRED PRODUCTS)                                                          36,761
          2,000    HAW PAR CORPORATION LIMITED (BUSINESS SERVICES)                                                            7,365
          2,006    JARDINE CYCLE & CARRIAGE LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                      13,780
          8,000    KEPPEL CORPORATION LIMITED (BUSINESS SERVICES)                                                            68,323
          7,000    KEPPEL LAND LIMITED (REAL ESTATE)                                                                         21,401
          9,000    NEPTUNE ORIENT LINES LIMITED (WATER TRANSPORTATION)                                                       12,142
         36,200    OVERSEA-CHINESE BANKING CORPORATION (DEPOSITORY INSTITUTIONS)                                            150,101
          1,000    OVERSEAS UNION ENTERPRISE LIMITED (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                     7,365
         11,000    PARKWAY HOLDINGS LIMITED (HEALTH SERVICES)                                                                16,747
         15,980    SEMBCORP INDUSTRIES LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)              34,613
          5,035    SEMBCORP LOGISTICS LIMITED (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                                    5,516
          9,000    SEMBCORP MARINE LIMITED (TRANSPORTATION EQUIPMENT)                                                        15,874
          8,000    SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                                      69,313
          9,000    SINGAPORE EXCHANGE LIMITED (BUSINESS SERVICES)                                                            22,279
          2,000    SINGAPORE LAND LIMITED (REAL ESTATE)                                                                       8,602
         25,000    SINGAPORE POST LIMITED (TRANSPORTATION SERVICES)                                                          18,566
         19,000    SINGAPORE PRESS HOLDINGS LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                               52,913
         21,000    SINGAPORE TECHNOLOGIES ENGINEERING LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                   OPERATIVE BUILDERS)                                                                                       40,288
         95,000    SINGAPORE TELECOMMUNICATIONS LIMITED (COMMUNICATIONS)                                                    155,800
         11,000    SMRT CORPORATION LIMITED (TRANSPORTATION SERVICES)                                                         7,624
         18,000    STATS CHIPPAC LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)+                                                                                               14,370
         12,000    SUNTEC REIT (REITS)                                                                                        9,803
         16,000    UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                   154,470

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL  INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SINGAPORE (CONTINUED)
          9,000    UNITED OVERSEAS LAND LIMITED (REAL ESTATE)                                                       $        16,097
          4,000    VENTURE CORPORATION LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       31,686
          8,000    WING TAI HOLDINGS LIMITED (REAL ESTATE)                                                                    9,407

                                                                                                                          1,375,965
                                                                                                                    ---------------

SPAIN - 3.66%
          3,196    ABERTIS INFRAESTRUCTURAS SA (SOCIAL SERVICES)                                                             82,845
            363    ACCIONA SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                                56,550
          2,952    ACERINOX SA (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                      48,331
          3,773    ACTIVIDADES DE CONSTRUCCION Y SERVICIOS SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                   CONTRACTS)                                                                                               146,589
             10    AGUAS DE BARCELONA (WATER SUPPLY)                                                                            262
          4,007    ALTADIS SA (TOBACCO PRODUCTS)                                                                            179,669
          1,019    ANTENA 3 DE TELEVISION SA (COMMUNICATIONS)                                                                26,291
         49,496    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                           1,032,891
         12,068    BANCO POPULAR ESPANOL SA (DEPOSITORY INSTITUTIONS)                                                       177,836
         86,795    BANCO SANTANDER CENTRAL HISPANO SA (DEPOSITORY INSTITUTIONS)                                           1,267,456
          3,224    CINTRA CONCESIONES DE INFRAESTRUCTURAS DE TRANSPORTE SA (TRANSPORTATION SERVICES)                         41,844
          1,699    CORP MAPFRE SA (INSURANCE CARRIERS)                                                                       34,611
          1,410    EBRO PULEVA SA (AGRICULTURAL PRODUCTION CROPS)                                                            25,699
         13,638    ENDESA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                            440,287
            762    FOMENTO DE CONSTRUCCIONES Y CONTRATAS SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                   CONTRACTS)                                                                                                56,422
          2,075    GAMESA CORPORATION TECNOLOGICA SA (ELECTRIC, GAS & SANITARY SERVICES)                                     39,907
          2,692    GAS NATURAL SDG SA (ELECTRIC, GAS & SANITARY SERVICES)                                                    77,937
            871    GRUPO FERROVIAL SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                        70,404
         12,000    IBERDROLA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                         387,406
          8,826    IBERIA LINEAS AEREAS DE ESPANA SA (TRANSPORTATION BY AIR)                                                 24,387
          2,090    INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                42,500
          2,996    INDUSTRIA DE DISENO TEXTIL SA (APPAREL & ACCESSORY STORES)                                               115,638
            513    INMOBILIARIA COLONIAL SA (REAL ESTATE)                                                                    36,058
            618    METROVACESA SA (REAL ESTATE)                                                                              52,500
          1,473    NH HOTELES SA (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                                        25,366
          1,224    PROMOTORA DE INFORMACIONES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                  22,620
         13,058    REPSOL YPF SA (OIL & GAS EXTRACTION)                                                                     370,925
          1,811    SACYR VALLEHERMOSO SA (REAL ESTATE)                                                                       61,670
          1,092    SOCIEDAD GENERAL DE AGUAS DE BARCELONA SA (ELECTRIC, GAS & SANITARY SERVICES)                             28,659
            457    SOGECABLE SA (COMMUNICATIONS)+                                                                            18,270
          2,598    TELEFONICA PUBLICIDAD E INFORMACION SA (COMMUNICATIONS)                                                   28,965
         65,113    TELEFONICA SA (COMMUNICATIONS)                                                                         1,021,854
          1,943    UNION FENOSA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                       73,865
          2,270    ZELTIA SA (HEALTH SERVICES)+                                                                              17,991

                                                                                                                          6,134,505
                                                                                                                    ---------------

SWEDEN - 2.41%
          1,292    ALFA LAVAL AB (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)           34,753
          4,687    ASSA ABLOY AB CLASS B (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)            86,958
          4,614    ATLAS COPCO AB A SHARES (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                         129,738
          3,306    ATLAS COPCO AB B SHARES (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                          86,380

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                           VALUE
SWEDEN (CONTINUED)
            558    AXFOOD AB (FOOD & KINDRED PRODUCTS)                                                              $        13,863
            763    BILLERUD AKTIEBOLAG (PAPER & ALLIED PRODUCTS)                                                             12,246
          1,399    CAPIO AB (HEALTH SERVICES)+                                                                               26,135
            674    CASTELLUM AB (REAL ESTATE)                                                                                28,514
            725    D CARNEGIE & COMPANY AB (HOLDING & OTHER INVESTMENT OFFICES)                                              15,266
          3,907    ELECTROLUX AB (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                           112,116
          1,078    ELEKTA AB CLASS B (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  17,786
          2,481    ENIRO AB (COMMUNICATIONS)                                                                                 28,669
          1,335    FABEGE AB (REAL ESTATE)                                                                                   28,111
          2,975    GAMBRO AB CLASS A (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  35,524
          1,442    GAMBRO AB CLASS B (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  17,311
          2,633    GETINGE AB (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)              42,596
          6,830    HENNES & MAURITZ AB CLASS B (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                   MATERIALS)                                                                                               249,049
            517    HOGANAS AB (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                       12,546
            931    HOLMEN AB (PAPER & ALLIED PRODUCTS)                                                                       39,327
            581    KUNGSLEDEN (PROPERTIES)+                                                                                  22,081
          2,686    LUNDIN PETROLEUM AB (OIL & GAS EXTRACTION)+                                                               31,038
            761    MODERN TIMES GROUP AB CLASS B (COMMUNICATIONS)+                                                           35,761
         31,359    NORDEA AB (DEPOSITORY INSTITUTIONS)                                                                      387,533
          1,424    OMX AB (BUSINESS SERVICES)+                                                                               27,242
            550    ORIFLAME COSMETICS SA (APPAREL & ACCESSORY STORES)                                                        18,325
          2,851    SANDVIK AB (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                           168,567
          1,403    SAS AB (TRANSPORTATION BY AIR)+                                                                           19,635
          1,398    SCANIA AB (TRANSPORTATION EQUIPMENT)                                                                      60,669
          4,707    SECURITAS AB (BUSINESS SERVICES)                                                                          90,653
          7,012    SKANDINAVISKA ENSKILDA BANKEN AB (DEPOSITORY INSTITUTIONS)                                               173,758
          5,840    SKANSKA AB (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                                95,602
          6,340    SKF AB (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                          103,381
            718    SSAB SVENSKT STAL AB A SHARES (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                   EQUIPMENT)                                                                                                34,386
            300    SSAB SVENSKT STAL AB B SHARES (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                   EQUIPMENT)                                                                                                13,347
          2,859    SVENSKA CELLULOSA AB (PAPER & ALLIED PRODUCTS)                                                           125,541
          7,814    SVENSKA HANDELSBANKEN (DEPOSITORY INSTITUTIONS)                                                          217,209
          5,125    SWEDISH MATCH AB (TOBACCO PRODUCTS)                                                                       70,079
          5,186    TELE2 AB (COMMUNICATIONS)                                                                                 61,259
        215,937    TELEFONAKTIEBOLAGET LM ERICSSON CLASS B (COMMUNICATIONS)                                                 820,663
         27,911    TELIASONERA AB (COMMUNICATIONS)                                                                          167,355
          1,192    TRELLEBORG AB (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                    27,778
          1,495    VOLVO AB A SHARES (TRANSPORTATION EQUIPMENT)                                                              68,334
          3,279    VOLVO AB B SHARES (TRANSPORTATION EQUIPMENT)                                                             153,456
            267    WIHLBORGS FASTIGHETER AB (REAL ESTATE)+                                                                    8,125
          5,917    WM-DATA AB (BUSINESS SERVICES)                                                                            19,373

                                                                                                                          4,038,038
                                                                                                                    ---------------

SWITZERLAND - 6.69%
         28,499    ABB LIMITED (HOLDING & OTHER INVESTMENT OFFICES)+                                                        359,612
          1,802    ADECCO SA (BUSINESS SERVICES)                                                                            100,699
          1,023    CIBA SPECIALTY CHEMICALS AG (CHEMICALS & ALLIED PRODUCTS)                                                 61,169

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                           VALUE
SWITZERLAND (CONTINUED)
          3,866    CLARIANT AG (CHEMICALS & ALLIED PRODUCTS)                                                        $        59,903
          7,051    COMPAGNIE FINANCIERE RICHEMONT AG (GENERAL MERCHANDISE STORES)                                           338,041
         17,718    CREDIT SUISSE GROUP (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                 994,187
             60    GEBERIT AG (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                            57,301
            104    GIVAUDAN (CHEMICALS & ALLIED PRODUCTS)                                                                    79,936
          2,612    HOLCIM LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                          207,974
            622    KUDELSKI SA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)             17,725
            139    KUEHNE & NAGEL INTERNATIONAL AG (TRANSPORTATION SERVICES)+                                                45,049
             54    KUONI REISEN HOLDING (AMUSEMENT & RECREATION SERVICES)                                                    28,001
          1,354    LOGITECH INTERNATIONAL SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                       54,112
            610    LONZA GROUP AG (CHEMICALS & ALLIED PRODUCTS)                                                              41,808
            502    MICRONAS SEMICONDUCTOR HOLDING AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)+                                                                                      16,000
          5,851    NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                    1,736,921
            303    NOBEL BIOCARE HOLDING AG (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                   MATERIALS)+                                                                                               67,461
         33,773    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                              1,878,221
            672    PHONAK HOLDING AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  38,248
            633    PSP SWISS PROPERTY AG (REAL ESTATE)+                                                                      31,513
             84    RIETER HOLDING AG (CHEMICALS & ALLIED PRODUCTS)                                                           33,506
         10,269    ROCHE HOLDING AG (HEALTH SERVICES)                                                                     1,528,948
            840    SCHINDLER HOLDING AG (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                  44,782
             80    SERONO SA CLASS B (CHEMICALS & ALLIED PRODUCTS)                                                           55,751
             70    SGS SOCIETE GENERALE DE SURVEILLANCE HOLDING SA (BUSINESS SERVICES)                                       64,864
            104    SIG HOLDING AG (MACHINERY)+                                                                               22,178
          9,323    STMICROELECTRONICS NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               172,410
            123    STRAUMANN HOLDING AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  28,022
             57    SULZER AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                        38,892
            461    SWATCH GROUP AG (BEARER SHARES) (APPAREL & ACCESSORY STORES)                                              77,408
            798    SWATCH GROUP AG (REGISTERED SHARES) (APPAREL & ACCESSORY STORES)                                          27,791
          4,699    SWISS REINSURANCE (INSURANCE CARRIERS)                                                                   328,369
            261    SWISSCOM AG (COMMUNICATIONS)                                                                              84,587
          1,521    SYNGENTA AG (CHEMICALS & ALLIED PRODUCTS)+                                                               213,744
            701    SYNTHES INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)+                                                                                                 76,894
         15,110    UBS AG (FINANCIAL SERVICES)                                                                            1,659,764
             96    UNAXIS HOLDING AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                27,394
             52    VALORA HOLDING AG (GENERAL MERCHANDISE STORES)                                                            10,999
          2,118    ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)+                                                       497,555

                                                                                                                         11,207,739
                                                                                                                    ---------------

UNITED KINGDOM - 21.67%
          7,885    3I GROUP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                        128,850
          9,022    AEGIS GROUP PLC (COMMUNICATIONS)                                                                          21,435
          4,678    AGGREKO PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                    25,704
          3,479    ALLIANCE UNICHEM PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                  54,158
          5,500    AMEC PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                 38,510
          9,212    AMVESCAP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                         85,947
         20,872    ANGLO AMERICAN PLC (COAL MINING)                                                                         804,317

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM (CONTINUED)
         21,729    ARM HOLDINGS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                       $        50,305
          2,160    ARRIVA PLC (TRANSPORTATION BY AIR)                                                                        23,098
          4,330    ASSOCIATED BRITISH PORTS HOLDINGS PLC (WATER TRANSPORTATION)                                              54,429
         22,924    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                          1,155,022
         34,774    AVIVA PLC (INSURANCE CARRIERS)                                                                           483,031
         15,216    BAA PLC (CONSTRUCTION SPECIAL TRADE CONTRACTORS)                                                         219,158
         45,706    BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                  334,117
          6,974    BALFOUR BEATTY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       45,074
         93,438    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                 1,093,359
          3,107    BARRATT DEVELOPMENTS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                 57,166
          7,495    BBA GROUP PLC (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                    36,559
          1,481    BELLWAY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                              31,778
          1,398    BERKELEY GROUP HOLDINGS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)              28,782
         51,650    BG GROUP PLC (OIL & GAS EXTRACTION)                                                                      645,659
         36,230    BHP BILLITON PLC (COAL MINING)                                                                           661,880
          7,231    BOC GROUP PLC (CHEMICALS & ALLIED PRODUCTS)                                                              194,353
          7,303    BOOTS GROUP PLC (HEALTH SERVICES)+                                                                        91,293
          1,540    BOVIS HOMES GROUP PLC (BUILDING)                                                                          24,000
        301,049    BP PLC (OIL & GAS EXTRACTION)                                                                          3,457,327
         10,766    BRAMBLES INDUSTRIES PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                        80,572
          3,278    BRITANNIC GROUP PLC (INSURANCE CARRIERS)                                                                  38,186
          8,987    BRITISH AIRWAYS PLC (TRANSPORTATION BY AIR)+                                                              55,157
         22,952    BRITISH AMERICAN TOBACCO PLC (TOBACCO PRODUCTS)                                                          555,885
          7,327    BRITISH LAND COMPANY PLC (REAL ESTATE)                                                                   157,979
         17,688    BRITISH SKY BROADCASTING PLC (COMMUNICATIONS)                                                            165,949
          3,325    BRIXTON PLC (REAL ESTATE)                                                                                 28,422
        122,314    BT GROUP PLC (COMMUNICATIONS)                                                                            471,771
          5,029    BUNZL PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                        59,675
          4,732    BURBERRY GROUP PLC (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)              38,106
         30,106    CADBURY SCHWEPPES PLC (FOOD & KINDRED PRODUCTS)                                                          299,193
          9,985    CAPITA GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                               79,714
          2,472    CARNIVAL PLC (WATER TRANSPORTATION)                                                                      121,545
          5,393    CATTLES PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                          34,504
         52,959    CENTRICA PLC (ELECTRIC, GAS & SANITARY SERVICES)+                                                        259,012
          1,952    CLOSE BROTHERS GROUP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                             36,169
         18,480    COBHAM PLC (TRANSPORTATION BY AIR)                                                                        60,362
         31,640    COMPASS GROUP PLC (FOOD & KINDRED PRODUCTS)                                                              125,473
          3,478    COOKSON GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)+                                               31,242
         68,222    CORUS GROUP PLC (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                 104,306
          4,923    DAILY MAIL & GENERAL TRUST (COMMUNICATIONS)                                                               59,360
          3,096    DAVIS SERVICE GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                          26,801
          3,029    DE LA RUE PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                  29,369
         42,285    DIAGEO PLC (FOOD & KINDRED PRODUCTS)                                                                     665,974
         25,726    DSG INTERNATIONAL PLC (GENERAL MERCHANDISE STORES)                                                        82,465
          7,143    ELECTROCOMPONENTS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                34,749
          3,536    EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                       54,124


WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                           VALUE
UNITED KINGDOM (CONTINUED)
         11,014    EMI GROUP PLC (AMUSEMENT & RECREATION SERVICES)                                                  $        48,414
          5,396    ENTERPRISE INNS PLC (EATING & DRINKING PLACES)                                                            89,251
          5,841    FIRST CHOICE HOLIDAYS PLC (PERSONAL SERVICES)                                                             21,844
          6,649    FIRSTGROUP PLC (TRANSPORTATION SERVICES)                                                                  49,067
         10,694    FKI PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                          23,411
         27,162    FRIENDS PROVIDENT PLC (INSURANCE CARRIERS)                                                                98,394
          9,410    GALLAHER GROUP PLC (TOBACCO PRODUCTS)                                                                    137,332
          6,512    GEORGE WIMPEY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                        63,302
         10,394    GKL PLC (TRANSPORTATION EQUIPMENT)                                                                        60,045
         84,573    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                      2,211,414
          2,241    GREAT PORTLAND ESTATES PLC (REAL ESTATE)                                                                  19,078
         15,524    GROUP 4 SECURICOR PLC (SOCIAL SERVICES)                                                                   51,044
         12,689    GUS PLC (GENERAL MERCHANDISE STORES)                                                                     232,585
          3,446    HAMMERSON PLC (REAL ESTATE)                                                                               74,240
         10,005    HANSON PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                      131,066
         19,601    HAYS PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                       55,254
         56,298    HBOS PLC (DEPOSITORY INSTITUTIONS)                                                                       939,979
         22,427    HILTON GROUP PLC (AMUSEMENT & RECREATION SERVICES)                                                       151,573
          7,061    HMV GROUP PLC (APPAREL & ACCESSORY STORES)                                                                20,947
        164,126    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                            2,751,734
          6,985    ICAP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                             54,308
          4,612    IMI PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                          45,353
         16,463    IMPERIAL CHEMICAL INDUSTRIES PLC (CHEMICALS & ALLIED PRODUCTS)                                            98,966
         10,505    IMPERIAL TOBACCO GROUP PLC (TOBACCO PRODUCTS)                                                            311,553
          1,252    INCHCAPE PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                          56,708
          5,814    INTERCONTINENTAL HOTELS GROUP PLC (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                    95,098
         22,997    INTERNATIONAL POWER PLC (ELECTRIC, GAS & SANITARY SERVICES)                                              113,073
          2,518    INTERTEK GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                             35,983
         90,714    INVENSYS PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)+                                                    36,250
          2,823    ISOFT GROUP PLC (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)                          7,185
         58,214    ITV PLC (COMMUNICATIONS)                                                                                 120,611
         21,047    J SAINSBURY PLC (FOOD & KINDRED PRODUCTS)                                                                121,586
          2,738    JOHNSON MATTHEY PLC (CHEMICALS & ALLIED PRODUCTS)                                                         66,408
          5,567    KELDA GROUP PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                       76,265
          8,813    KESA ELECTRICALS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                47,773
         35,567    KINGFISHER PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                       147,998
          6,883    LAND SECURITIES GROUP PLC (REAL ESTATE)                                                                  230,561
         92,461    LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                           228,112
          3,540    LIBERTY INTERNATIONAL PLC (REAL ESTATE)                                                                   72,391
         82,310    LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                           787,248
         18,457    LOGICACMG PLC (BUSINESS SERVICES)                                                                         62,772
          4,232    LONDON STOCK EXCHANGE PLC (BUSINESS SERVICES)                                                             77,645
          4,094    MAN GROUP PLC (BUSINESS SERVICES)                                                                        175,334
         23,994    MARKS & SPENCER GROUP PLC (GENERAL MERCHANDISE STORES)                                                   231,990
          6,080    MEGGITT PLC (TRANSPORTATION BY AIR)                                                                       36,761
         11,410    MFI FURNITURE PLC (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                        21,261
          8,634    MISYS PLC (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                        33,677


PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM (CONTINUED)
          6,753    MITCHELLS & BUTLERS PLC (EATING & DRINKING PLACES)                                               $        56,141
          1,852    NATIONAL EXPRESS GROUP PLC (TRANSPORTATION SERVICES)                                                      30,407
         39,353    NATIONAL GRID PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               391,431
          3,769    NEXT PLC (APPAREL & ACCESSORY STORES)                                                                    108,047
         79,390    OLD MUTUAL PLC (INSURANCE CARRIERS)                                                                      277,590
         12,146    PEARSON PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                   168,398
          3,973    PERSIMMON PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                            91,668
         17,390    PILKINGTON PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                   48,946
          6,673    PREMIER FARNELL PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                24,695
          3,063    PROVIDENT FINANCIAL PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                              37,598
         35,214    PRUDENTIAL PLC (INSURANCE CARRIERS)                                                                      408,388
          4,177    PUNCH TAVERNS PLC (EATING & DRINKING PLACES)                                                              61,142
         10,019    RANK GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                 39,253
          8,931    RECKITT BENCKISER PLC (CHEMICALS & ALLIED PRODUCTS)                                                      314,370
         17,755    REED ELSEVIER PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                             170,279
         26,899    RENTOKIL INITIAL PLC (COMMUNICATIONS)                                                                     72,906
         19,144    REUTERS GROUP PLC (COMMUNICATIONS)                                                                       131,880
          8,361    REXAM PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                        80,985
         15,415    RIO TINTO PLC (METAL MINING)                                                                             782,574
         22,467    ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)                                                               178,777
      1,208,725    ROLLS ROYCE GROUP PLC CLASS B (AEROSPACE, DEFENSE)                                                         2,142
         44,241    ROYAL & SUN ALLIANCE INSURANCE GROUP (INSURANCE CARRIERS)                                                105,881
         46,516    ROYAL BANK OF SCOTLAND GROUP PLC (DEPOSITORY INSTITUTIONS)                                             1,513,707
         40,360    ROYAL DUTCH SHELL PLC CLASS B (OIL & GAS EXTRACTION)                                                   1,312,680
         12,943    SABMILLER PLC (EATING & DRINKING PLACES)                                                                 255,455
         19,901    SAGE GROUP PLC (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                   95,171
          1,965    SCHRODERS PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                        40,593
         11,404    SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                       103,030
         12,458    SCOTTISH & SOUTHERN ENERGY PLC (ELECTRIC, GAS & SANITARY SERVICES)                                       245,017
         27,240    SCOTTISH POWER PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                   275,443
          8,023    SERCO GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                43,909
          5,212    SEVERN TRENT PLC (WATER TRANSPORTATION)                                                                  101,148
         29,371    SIGNET GROUP PLC (APPAREL & ACCESSORY STORES)                                                             55,877
          6,195    SLOUGH ESTATES PLC (REAL ESTATE)                                                                          71,791
         13,861    SMITH & NEPHEW PLC (CHEMICALS & ALLIED PRODUCTS)                                                         123,060
          8,192    SMITHS GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                139,909
          3,481    SSL INTERNATIONAL PLC (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  19,459
         14,419    STAGECOACH GROUP PLC (TRANSPORTATION SERVICES)                                                            28,809
          6,928    TATE & LYLE PLC (FOOD & KINDRED PRODUCTS)                                                                 68,730
          8,276    TAYLOR WOODROW PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       58,094
          3,677    TENLENT PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+            32,230
        115,009    TESCO PLC (FOOD & KINDRED PRODUCTS)                                                                      659,398
          9,500    TOMKINS PLC (BUSINESS SERVICES)                                                                           55,499
          1,903    TRAVIS PERKINS PLC (BUSINESS SERVICES)                                                                    55,182
          3,378    TRINITY MIRROR PLC (COMMUNICATIONS)                                                                       33,453
         39,597    UNILEVER PLC (FOOD & KINDRED PRODUCTS)                                                                   405,209
          4,637    UNITED BUSINESS MEDIA PLC (COMMUNICATIONS)                                                                58,453

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
UNITED KINGDOM (CONTINUED)
         12,226    UNITED UTILITIES PLC (ELECTRIC, GAS & SANITARY SERVICES)                                         $       146,460
        898,130    VODAFONE GROUP PLC (COMMUNICATIONS)                                                                    1,880,304
          3,154    WHITBREAD PLC (EATING & DRINKING PLACES)                                                                  64,999
          5,893    WILLIAM HILL PLC (AMUSEMENT & RECREATION SERVICES)                                                        61,380
          8,396    WOLSELEY PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                         206,264
         17,277    WPP GROUP PLC (BUSINESS SERVICES)+                                                                       207,269
         10,531    YELL GROUP PLC (COMMUNICATIONS)                                                                           99,625

                                                                                                                         36,325,324
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $122,417,142)                                                                                 162,923,780
                                                                                                                    ---------------

RIGHTS - 0.01%
          1,156    SONAE BONUS RIGHTS+                                                                                       10,787

TOTAL RIGHTS (COST $5,545)                                                                                                   10,787
                                                                                                                    ---------------

PREFERRED STOCKS - 0.00%
          1,644    SYNGENTA+                                                                                                  2,068
          2,412    VINCI+                                                                                                     5,174

TOTAL PREFERRED STOCKS (COST $0)                                                                                              7,242
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 5.65%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 5.65%
      9,478,754   BANK OF NEW YORK INSTITUTIONAL CASH RESERVE                                                             9,478,754
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $9,478,754)                                                                 9,478,754
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 1.78%
      2,985,692   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                             2,985,692
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $2,985,692)                                                                            2,985,692
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $134,887,133)*                                        104.69%                                                 $   175,505,568
OTHER ASSETS AND LIABILITIES, NET                            (4.69)                                                      (7,865,648)
                                                            ------                                                  ---------------
TOTAL NET ASSETS                                            100.00%                                                 $   167,639,920
                                                            ======                                                  ===============

+     NON-INCOME EARNING SECURITIES.

(B) SECURITY WAS ACQUIRED THROUGH A PRIVATE PLACEMENT AND MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 (EXCLUDING 144A ISSUES).

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,985,692.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------


SHARES             SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 96.82%

AUSTRALIA - 4.05%
        213,500    BLUESCOPE STEEL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                 $     1,097,426
        193,800    BORAL LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                 1,237,575
        228,400    CSR LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                             729,263
         25,200    NATIONAL AUSTRALIA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                680,135
        228,000    QANTAS AIRWAYS (TRANSPORTATION BY AIR)                                                                   577,818
        127,900    SANTOS LIMITED (OIL & GAS EXTRACTION)                                                                  1,041,995
        561,900    TELSTRA CORPORATION LIMITED (COMMUNICATIONS)                                                           1,504,470

                                                                                                                          6,868,682
                                                                                                                    ---------------

AUSTRIA - 0.60%
          7,300    VOESTALPINE AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)+               1,021,423
                                                                                                                    ---------------

BELGIUM - 1.39%
          7,700    DEXIA SA (DEPOSITORY INSTITUTIONS)+                                                                      199,130
         60,300    FORTIS (DEPOSITORY INSTITUTIONS)                                                                       2,154,250

                                                                                                                          2,353,380
                                                                                                                    ---------------

DENMARK - 0.37%
         16,800    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                623,405
                                                                                                                    ---------------

FINLAND - 1.60%
          8,860    KEMIRA GROWHOW OYJ (CHEMICALS & ALLIED PRODUCTS)                                                          63,349
         41,700    KEMIRA OYJ (CHEMICALS & ALLIED PRODUCTS)                                                                 726,685
         51,800    RAUTARUUKKI OYJ (PRIMARY METAL INDUSTRIES)                                                             1,913,357

                                                                                                                          2,703,391
                                                                                                                    ---------------

FRANCE - 9.82%
          6,753    ASSURANCES GENERALES DE FRANCE (INSURANCE CARRIERS)                                                      815,093
         39,700    BNP PARIBAS SA (DEPOSITORY INSTITUTIONS)                                                               3,687,686
          7,600    CNP ASSURANCES (INSURANCE AGENTS, BROKERS & SERVICE)                                                     766,281
         35,700    COMPAGNIE DE SAINT-GOBAIN (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                     2,494,129
         10,500    RALLYE SA (GENERAL MERCHANDISE STORES)                                                                   448,157
         21,400    RENAULT SA (TRANSPORTATION EQUIPMENT)                                                                  2,275,685
         20,400    SOCIETE GENERALE (DEPOSITORY INSTITUTIONS)                                                             3,067,985
          7,800    TOTAL SA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                     2,057,806
         24,544    VALEO SA (TRANSPORTATION EQUIPMENT)                                                                    1,026,459

                                                                                                                         16,639,281
                                                                                                                    ---------------

GERMANY - 5.64%
         26,500    BASF AG (CHEMICALS & ALLIED PRODUCTS)                                                                  2,077,789
         38,900    IKB DEUTSCHE INDUSTRIEBANK AG (DEPOSITORY INSTITUTIONS)                                                1,431,208
         32,800    MAN AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                        2,276,420
         94,700    THYSSENKRUPP AG (PRIMARY METAL INDUSTRIES)                                                             2,734,798
         53,300    TUI AG (TRANSPORTATION BY AIR)                                                                         1,046,390

                                                                                                                          9,566,605
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GREECE - 0.33%
         77,700    INTRACOM SA (COMMUNICATIONS)                                                                     $       559,318
                                                                                                                    ---------------

HONG KONG - 1.22%
        284,000    CITIC PACIFIC LIMITED (MISCELLANEOUS RETAIL)                                                             852,826
        147,000    ORIENT OVERSEAS INTERNATIONAL LIMITED (WATER TRANSPORTATION)                                             497,316
        652,500    SMARTONE TELECOMMUNICATIONS HOLDING LIMITED (COMMUNICATIONS)                                             714,801

                                                                                                                          2,064,943
                                                                                                                    ---------------

IRELAND - 1.09%
         76,900    IRISH LIFE & PERMANENT PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                        1,845,197
                                                                                                                    ---------------

ITALY - 2.85%
         85,500    BENETTON GROUP SPA (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)+          1,276,521
         78,600    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                      2,236,516
        225,700    IFIL INVESTMENTS SPA (MISCELLANEOUS SERVICES)                                                          1,319,031

                                                                                                                          4,832,068
                                                                                                                    ---------------

JAPAN - 24.64%
          8,600    ACOM COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                504,894
        116,500    ASAHI BREWERIES LIMITED (FOOD & KINDRED PRODUCTS)                                                      1,652,974
          2,500    COCA-COLA WEST JAPAN COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                            59,367
        179,000    COSMO OIL COMPANY LIMITED (OIL & GAS EXTRACTION)                                                         938,343
         56,500    DAIICHI SANKYO COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                           1,288,896
         42,200    HITACHI CAPITAL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                         844,359
         31,600    HITACHI MAXELL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                          522,729
         70,100    HOKKAIDO ELECTRIC POWER COMPANY INCORPORATED (ELECTRONIC & OTHER ELECTRICAL
                   EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                     1,503,844
         24,600    HONDA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                 1,523,653
         41,400    KANSAI ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                           919,805
        243,000    MARUBENI CORPORATION (BUSINESS SERVICES)                                                               1,271,776
        237,000    MITSUBISHI CHEMICAL HOLDINGS CORPORATION (CHEMICALS & ALLIED PRODUCTS)+                                1,461,869
         58,600    NAMCO BANDAI HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                                     802,576
         33,000    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                    546,729
        163,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                          1,278,241
            540    NIPPON TELEGRAPH & TELEPHONE CORPORATION (COMMUNICATIONS)                                              2,316,907
        117,400    NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                          1,394,437
        152,000    NSK LIMITED (PRIMARY METAL INDUSTRIES)                                                                 1,319,830
          1,200    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                               1,774,002
        111,000    OJI PAPER COMPANY LIMITED (PAPER & ALLIED PRODUCTS)                                                      682,787
         14,100    PROMISE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                             852,948
         27,000    RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                               527,613
         44,500    RYOSAN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                             1,194,732
         42,800    SANTEN PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                    1,029,091
         42,800    SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                             485,818
        118,000    SUMITOMO BAKELITE COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                        1,068,717
        101,000    SUMITOMO CORPORATION (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                     1,438,199
        183,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                     2,117,638
          9,000    TAKEFUJI CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)                                                566,610

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
        135,000    TANABE SEIYAKU COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                     $     1,496,814
        265,000    TOHO GAS COMPANY LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)                                     1,069,456
         32,900    TOKYO ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                            820,404
        220,000    TOSHIBA TEC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                             1,153,271
         19,000    TOSTEM INAX HOLDING CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                 408,411
         90,100    TOYOTA MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                    4,922,200

                                                                                                                         41,759,940
                                                                                                                    ---------------

NETHERLANDS - 5.19%
         29,600    ABN AMRO HOLDINGS NV (DEPOSITORY INSTITUTIONS)                                                           887,447
        171,156    AEGON NV (INSURANCE CARRIERS)                                                                          3,167,251
         15,100    AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                              801,315
         61,800    ING GROEP NV (FINANCIAL SERVICES)                                                                      2,441,504
         47,800    ROYAL DUTCH SHELL PLC CLASS A (PETROLEUM REFINING & RELATED INDUSTRIES)                                1,495,669

                                                                                                                          8,793,186
                                                                                                                    ---------------

NORWAY - 1.17%
         50,000    DEN NORSKE BANK ASA (DEPOSITORY INSTITUTIONS)                                                            673,294
          8,300    NORSK HYDRO ASA (OIL & GAS EXTRACTION)                                                                 1,149,963
         10,420    YARA INTERNATIONAL ASA (AGRICULTURAL SERVICES)                                                           165,754

                                                                                                                          1,989,011
                                                                                                                    ---------------

PORTUGAL - 0.40%
        211,400    BANCO COMERCIAL PORTUGUES SA (DEPOSITORY INSTITUTIONS)                                                   673,771
                                                                                                                    ---------------

SINGAPORE - 0.86%
        673,878    MOBILONE LIMITED (COMMUNICATIONS)                                                                        980,050
        358,000    NEPTUNE ORIENT LINES LIMITED (WATER TRANSPORTATION)                                                      482,990

                                                                                                                          1,463,040
                                                                                                                    ---------------

SPAIN - 3.91%
         63,600    BANCO SANTANDER CENTRAL HISPANO SA (DEPOSITORY INSTITUTIONS)                                             928,743
        106,300    ENDESA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                          3,431,775
         79,800    REPSOL YPF SA (OIL & GAS EXTRACTION)                                                                   2,266,792

                                                                                                                          6,627,310
                                                                                                                    ---------------

SWEDEN - 2.22%
         22,200    FORENINGS SPARBANKEN AB (DEPOSITORY INSTITUTIONS)                                                        625,653
        254,200    NORDEA AB (DEPOSITORY INSTITUTIONS)                                                                    3,141,395

                                                                                                                          3,767,048
                                                                                                                    ---------------

SWITZERLAND - 6.25%
         10,800    CIBA SPECIALTY CHEMICALS AG (CHEMICALS & ALLIED PRODUCTS)                                                645,771
          8,600    CONVERIUM HOLDING AG (INSURANCE CARRIERS)                                                                107,199
         51,000    CREDIT SUISSE GROUP (NON-DEPOSITORY CREDIT INSTITUTIONS)                                               2,861,696
          2,500    GEORG FISCHER AG (TRANSPORTATION EQUIPMENT)+                                                           1,114,179
          2,100    RIETER HOLDING AG (CHEMICALS & ALLIED PRODUCTS)                                                          837,648
         12,900    SAURER AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                     1,029,111
          3,000    SWISSCOM AG (COMMUNICATIONS)                                                                             972,270

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SWITZERLAND (CONTINUED)
         13,600    UBS AG (FINANCIAL SERVICES)                                                                      $     1,493,898
          2,000    VALORA HOLDING AG (GENERAL MERCHANDISE STORES)                                                           423,043
          5,200    VERWALTUNGS-UND PRIVAT-BANK AG (DEPOSITORY INSTITUTIONS)                                               1,108,887

                                                                                                                         10,593,702
                                                                                                                    ---------------

UNITED KINGDOM - 23.22%
        106,800    ALFRED MCALPINE GROUP PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)               868,398
         78,300    ALLIANCE & LEICESTER PLC (DEPOSITORY INSTITUTIONS)                                                     1,681,443
         35,100    ARRIVA PLC (TRANSPORTATION BY AIR)                                                                       375,351
         18,700    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                            942,196
        114,500    AVIVA PLC (INSURANCE CARRIERS)                                                                         1,590,471
        323,400    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                 3,784,247
         48,300    BARRATT DEVELOPMENTS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                888,679
         11,431    BOOTS GROUP PLC (HEALTH SERVICES)+                                                                       142,895
        164,400    BRADFORD & BINGLEY PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                            1,426,007
        334,200    BRIT INSURANCE HOLDINGS PLC (INSURANCE CARRIERS)                                                         564,674
        479,687    BT GROUP PLC (COMMUNICATIONS)                                                                          1,850,175
        186,000    DS SMITH PLC (PAPER & ALLIED PRODUCTS)                                                                   583,300
        529,200    DSG INTERNATIONAL PLC (GENERAL MERCHANDISE STORES)                                                     1,696,360
         78,400    FIRSTGROUP PLC (TRANSPORTATION SERVICES)                                                                 578,564
         78,300    GEORGE WIMPEY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       761,138
        220,900    GKL PLC (TRANSPORTATION EQUIPMENT)                                                                     1,276,113
         31,300    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                        818,432
        175,800    HANSON PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                    2,302,990
         79,000    HBOS PLC (DEPOSITORY INSTITUTIONS)                                                                     1,319,023
        172,200    JJB SPORTS PLC (APPAREL & ACCESSORY STORES)                                                              551,242
        341,500    LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                         3,266,253
        237,100    NORTHERN FOODS PLC (FOOD & KINDRED PRODUCTS)                                                             401,641
        506,900    OLD MUTUAL PLC (INSURANCE CARRIERS)                                                                    1,772,393
        577,400    PILKINGTON PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                1,625,151
        221,200    ROYAL & SUN ALLIANCE INSURANCE GROUP (INSURANCE CARRIERS)                                                529,393
        109,400    ROYAL DUTCH SHELL PLC CLASS B (OIL & GAS EXTRACTION)                                                   3,558,158
        231,200    SCOTTISH POWER PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                 2,337,828
         97,800    TATE & LYLE PLC (FOOD & KINDRED PRODUCTS)                                                                970,235
        127,300    TAYLOR WOODROW PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                      893,535

                                                                                                                         39,356,285
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $116,153,302)                                                                                 164,100,986
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COLLATERAL FOR SECURITIES LENDING - 9.90%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 9.90%
     16,780,647    BANK OF NEW YORK INSTITUTIONAL CASH RESERVE                                                      $    16,780,647
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $16,780,647)                                                               16,780,647
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 2.62%
      4,429,719    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            4,429,719
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $4,429,719)                                                                            4,429,719
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $137,363,668)*                                        109.34%                                                 $   185,311,352
OTHER ASSETS AND LIABILITIES, NET                            (9.34)                                                     (15,824,188)
                                                            ------                                                  ---------------

TOTAL NET ASSETS                                            100.00%                                                 $   169,487,164
                                                            ======                                                  ===============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $4,429,719.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 98.74%

AMUSEMENT & RECREATION SERVICES - 1.23%
         49,420    INTERNATIONAL GAME TECHNOLOGY                                                                    $     1,740,572
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 2.33%
         29,020    ABERCROMBIE & FITCH COMPANY CLASS A                                                                    1,691,866
         41,270    NORDSTROM INCORPORATED                                                                                 1,616,959

                                                                                                                          3,308,825
                                                                                                                    ---------------

BUSINESS SERVICES - 5.99%
         37,810    ADOBE SYSTEMS INCORPORATED                                                                             1,320,325
         39,600    CITRIX SYSTEMS INCORPORATED+                                                                           1,500,840
         11,800    IRON MOUNTAIN INCORPORATED+                                                                              480,732
         50,490    MICROSOFT CORPORATION                                                                                  1,373,833
         40,470    MONSTER WORLDWIDE INCORPORATED+                                                                        2,017,834
         46,630    ROBERT HALF INTERNATIONAL INCORPORATED                                                                 1,800,385

                                                                                                                          8,493,949
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 9.70%
         34,410    BIOGEN IDEC INCORPORATED+                                                                              1,620,711
         31,800    ELI LILLY & COMPANY<<                                                                                  1,758,540
         24,270    GENZYME CORPORATION+                                                                                   1,631,429
         28,710    GILEAD SCIENCES INCORPORATED+                                                                          1,786,336
         47,950    MERCK & COMPANY INCORPORATED                                                                           1,689,279
         20,820    MONSANTO COMPANY                                                                                       1,764,495
         30,960    PROCTER & GAMBLE COMPANY                                                                               1,783,915
         35,370    ROHM & HAAS COMPANY                                                                                    1,728,532

                                                                                                                         13,763,237
                                                                                                                    ---------------

COAL MINING - 1.36%
         38,200    PEABODY ENERGY CORPORATION                                                                             1,925,662
                                                                                                                    ---------------

COMMUNICATIONS - 3.79%
         60,390    AMERICAN TOWER CORPORATION CLASS A+<<                                                                  1,831,025
         59,330    AT&T INCORPORATED<<                                                                                    1,604,283
         32,860    NII HOLDINGS INCORPORATED+<<                                                                           1,937,754

                                                                                                                          5,373,062
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 1.31%
         27,610    PNC FINANCIAL SERVICES GROUP                                                                           1,858,429
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 3.39%
         53,850    DUKE ENERGY CORPORATION<<                                                                              1,569,727
         33,460    TXU CORPORATION                                                                                        1,497,670
         49,380    WASTE MANAGEMENT INCORPORATED                                                                          1,743,114

                                                                                                                          4,810,511
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 12.56%
         34,965    BROADCOM CORPORATION CLASS A+                                                                          1,509,089
         79,890    CISCO SYSTEMS INCORPORATED+                                                                            1,731,216

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
         21,280    COOPER INDUSTRIES LIMITED CLASS A                                                                $     1,849,232
         21,580    EMERSON ELECTRIC COMPANY                                                                               1,804,736
         18,210    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                           2,023,677
         35,740    HARRIS CORPORATION                                                                                     1,690,145
         79,210    MOTOROLA INCORPORATED                                                                                  1,814,701
         60,580    NATIONAL SEMICONDUCTOR CORPORATION                                                                     1,686,547
         39,180    QUALCOMM INCORPORATED                                                                                  1,982,900
         53,320    TEXAS INSTRUMENTS INCORPORATED                                                                         1,731,300

                                                                                                                         17,823,543
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.24%
         20,270    JACOBS ENGINEERING GROUP INCORPORATED+                                                                 1,758,220
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.20%
         29,480    PEPSICO INCORPORATED                                                                                   1,703,649
                                                                                                                    ---------------

FOOD STORES - 1.29%
         48,770    STARBUCKS CORPORATION+                                                                                 1,835,703
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 2.45%
         24,970    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                            1,712,942
         26,080    STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                       1,766,398

                                                                                                                          3,479,340
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 9.65%
         25,890    APPLE COMPUTER INCORPORATED+                                                                           1,623,821
         95,730    APPLIED MATERIALS INCORPORATED<<                                                                       1,676,233
         25,650    BAKER HUGHES INCORPORATED                                                                              1,754,460
         29,110    CATERPILLAR INCORPORATED                                                                               2,090,389
         54,390    HEWLETT-PACKARD COMPANY                                                                                1,789,431
         19,690    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            1,623,834
         30,060    JOY GLOBAL INCORPORATED                                                                                1,796,686
         30,950    LAM RESEARCH CORPORATION+                                                                              1,330,850

                                                                                                                         13,685,704
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 1.21%
         41,290    AON CORPORATION<<                                                                                      1,713,948
                                                                                                                    ---------------

INSURANCE CARRIERS - 1.33%
          3,100    METLIFE INCORPORATED                                                                                     149,947
         22,360    WELLPOINT INCORPORATED+                                                                                1,731,335

                                                                                                                          1,881,282
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.13%
         18,030    ALLERGAN INCORPORATED                                                                                  1,956,255
         43,810    BAXTER INTERNATIONAL INCORPORATED                                                                      1,700,266
         26,490    BECTON DICKINSON & COMPANY                                                                             1,631,254
         27,640    ROCKWELL AUTOMATION INCORPORATED                                                                       1,987,593

                                                                                                                          7,275,368
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
METAL MINING - 2.58%
         31,330    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B<<                                            $     1,872,594
         22,150    PHELPS DODGE CORPORATION                                                                               1,783,740

                                                                                                                          3,656,334
                                                                                                                    ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 1.40%
         22,940    VULCAN MATERIALS COMPANY                                                                               1,987,751
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.23%
         96,430    MATTEL INCORPORATED                                                                                    1,748,276
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.11%
         17,980    EXPRESS SCRIPTS INCORPORATED+<<                                                                        1,580,442
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.21%
         32,190    CIT GROUP INCORPORATED                                                                                 1,722,809
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 5.16%
         26,440    APACHE CORPORATION                                                                                     1,732,084
         24,070    HALLIBURTON COMPANY                                                                                    1,757,591
         20,360    NOBLE CORPORATION<<                                                                                    1,651,196
         17,210    SCHLUMBERGER LIMITED                                                                                   2,178,270

                                                                                                                          7,319,141
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 2.37%
         20,530    MARATHON OIL CORPORATION                                                                               1,563,770
         30,170    VALERO ENERGY CORPORATION                                                                              1,803,563

                                                                                                                          3,367,333
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 2.69%
         24,000    BURLINGTON NORTHERN SANTA FE CORPORATION                                                               1,999,920
         19,470    UNION PACIFIC CORPORATION                                                                              1,817,525

                                                                                                                          3,817,445
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 6.53%
         38,880    AMERIPRISE FINANCIAL INCORPORATED                                                                      1,751,933
         16,630    FRANKLIN RESOURCES INCORPORATED                                                                        1,567,211
         13,160    GOLDMAN SACHS GROUP INCORPORATED                                                                       2,065,593
         12,790    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                  1,848,539
         25,850    MERRILL LYNCH & COMPANY INCORPORATED                                                                   2,035,946

                                                                                                                          9,269,222
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.31%
         69,310    CORNING INCORPORATED+                                                                                  1,865,132
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 1.22%
         96,130    SOUTHWEST AIRLINES COMPANY                                                                             1,729,379
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TRANSPORTATION EQUIPMENT - 4.27%
         29,540    BOEING COMPANY                                                                                   $     2,302,052
         24,270    LOCKHEED MARTIN CORPORATION                                                                            1,823,405
         20,620    TEXTRON INCORPORATED                                                                                   1,925,702

                                                                                                                          6,051,159
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 2.50%
         39,120    AMERISOURCEBERGEN CORPORATION                                                                          1,888,322
         19,490    NIKE INCORPORATED CLASS B                                                                              1,658,599

                                                                                                                          3,546,921
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $120,261,997)                                                                                 140,092,348
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 9.05%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
          4,435    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                     4,435
          3,361    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                            3,361

                                                                                                                              7,796
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 9.04%
$        46,490    AMERICAN GENERAL FINANCE CORPORATION+/-                                4.78%       04/13/2007             46,509
         19,355    APRECO LLC                                                             4.62        05/15/2006             19,247
         42,363    APRECO LLC                                                             4.94        06/15/2006             41,945
         25,828    ASPEN FUNDING CORPORATION                                              4.92        04/03/2006             25,828
        258,276    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                        4.62        11/03/2006            258,276
         29,077    ATLAS CAPITAL FUNDING LIMITED                                          4.80        04/17/2006             29,023
         61,986    ATLAS CAPITAL FUNDING LIMITED                                          4.62        05/15/2006             61,640
        129,138    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80        10/20/2006            129,138
        129,138    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80        12/22/2006            129,138
         20,662    ATOMIUM FUNDING CORPORATION                                            4.53        04/12/2006             20,638
         17,919    BETA FINANCE INCORPORATED SERIES MTN+/-                                4.88        06/02/2006             17,922
      2,572,434    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $2,573,491)                                            4.93        04/03/2006          2,572,434
         76,677    BUCKINGHAM CDO LLC++                                                   4.60        04/06/2006             76,646
        251,386    BUCKINGHAM CDO LLC                                                     4.82        04/21/2006            250,787
        129,138    BUCKINGHAM CDO LLC                                                     4.82        04/25/2006            128,762
        134,304    BUCKINGHAM II CDO LLC++                                                4.83        04/25/2006            133,913
        516,553    BUCKINGHAM II CDO LLC                                                  4.83        04/26/2006            514,983
        154,966    CAIRN HIGH GRADE FUNDING I                                             4.59        04/06/2006            154,904
         12,397    CAIRN HIGH GRADE FUNDING I                                             4.71        04/26/2006             12,360
        216,952    CAIRN HIGH GRADE FUNDING I                                             4.83        04/27/2006            216,265
        129,138    CAIRN HIGH GRADE FUNDING I++                                           4.83        05/02/2006            128,644
         67,152    CAIRN HIGH GRADE FUNDING I                                             4.77        05/10/2006             66,822
        259,749    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78        04/05/2006            259,681
         71,284    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69        05/08/2006             70,952
         22,971    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70        05/10/2006             22,858
        103,311    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72        05/12/2006            102,774

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        51,655    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90%       06/07/2006    $        51,202
        137,481    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92        06/12/2006            136,181
        284,104    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72        04/12/2006            284,104
         51,655    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75        04/18/2007             51,655
        181,827    CONSOLIDATED EDISON INCORPORATED                                       4.90        04/03/2006            181,827
         12,914    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                       4.81        04/13/2006             12,897
        160,131    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                     4.92        05/04/2006            160,051
        129,138    CULLINAN FINANCE CORPORATION+/-                                        4.71        11/15/2006            129,133
        103,311    DEER VALLEY FUNDING LLC++                                              4.51        04/10/2006            103,215
        132,005    DEER VALLEY FUNDING LLC                                                4.81        04/17/2006            131,761
        314,720    DEER VALLEY FUNDING LLC                                                4.83        04/19/2006            314,053
         67,152    DEER VALLEY FUNDING LLC                                                4.80        05/03/2006             66,885
        258,276    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $258,380)                                              4.84        04/03/2006            258,276
        247,372    EIFFEL FUNDING LLC                                                     4.91        04/03/2006            247,372
         15,497    EIFFEL FUNDING LLC                                                     4.78        04/17/2006             15,468
        186,068    EUREKA SECURITIZATION INCORPORATED                                     4.88        05/16/2006            185,003
          4,256    GALLEON CAPITAL LLC                                                    4.65        04/03/2006              4,256
          7,748    GEMINI SECURITIZATION INCORPORATED                                     4.90        05/24/2006              7,696
        123,973    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97        06/30/2006            123,973
        370,110    HARRIER FINANCE FUNDING LLC                                            4.62        04/03/2006            370,110
         82,648    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03        06/06/2006             82,648
      1,037,289    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $1,037,715)                                            4.93        04/03/2006          1,037,289
          6,715    K2 (USA) LLC                                                           4.63        05/02/2006              6,689
         23,891    K2 (USA) LLC SERIES MTN+/-                                             4.87        07/24/2006             23,897
         77,483    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84        03/20/2007             77,467
         10,331    KLIO II FUNDING CORPORATION                                            4.58        04/05/2006             10,328
         12,449    KLIO III FUNDING CORPORATION                                           4.69        04/19/2006             12,423
          5,166    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62        05/02/2006              5,146
         19,608    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69        05/10/2006             19,512
        129,138    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81        05/26/2006            129,146
         10,331    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68        09/12/2006             10,331
         30,993    LIQUID FUNDING LIMITED+/-                                              4.94        04/24/2006             30,994
        118,807    LIQUID FUNDING LIMITED+/-                                              4.71        08/14/2006            118,807
         77,483    LIQUID FUNDING LIMITED+/-                                              4.61        12/01/2006             77,483
         30,993    LIQUID FUNDING LIMITED SERIES MTN+/-                                   4.83        02/20/2007             30,992
         51,655    MBIA GLOBAL FUNDING LLC+/-                                             4.78        02/20/2007             51,652
        259,568    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  4.80        10/27/2006            259,763
        154,966    MORGAN STANLEY+/-                                                      4.94        10/10/2006            154,966
         23,891    MORGAN STANLEY SERIES EXL+/-                                           4.78        08/13/2010             23,897
         88,945    MORTGAGE INTEREST NET TRUST                                            4.68        04/03/2006             88,945
        116,741    MORTGAGE INTEREST NET TRUST                                            4.78        05/03/2006            116,278
          5,166    NATIONWIDE BUILDING SOC+/-                                             4.74        07/21/2006              5,168
        113,915    NEWPORT FUNDING CORPORATION                                            4.92        04/03/2006            113,915
        156,407    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                              4.78        04/03/2006            156,407
        180,794    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.68        04/04/2006            180,770

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE          VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        23,028    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.93%       06/26/2006    $        22,767
          9,815    NORDEA NORTH AMERICA INCORPORATED                                      4.89        05/15/2006              9,760
        272,482    NORTHERN ROCK PLC+/-                                                   4.63        04/21/2006            272,444
         20,419    NORTHERN ROCK PLC                                                      4.69        04/24/2006             20,363
        258,276    NORTHERN ROCK PLC+/-                                                   4.66        02/05/2007            258,279
         20,895    RACERS TRUST 2004-6-MM+/-                                              4.79        05/22/2006             20,897
          5,166    SCALDIS CAPITAL LIMITED                                                4.93        06/15/2006              5,115
         20,662    TANGO FINANCE CORPORATION                                              4.95        06/21/2006             20,442
         59,729    TANGO FINANCE CORPORATION SERIES MTN+/-                                4.87        10/25/2006             59,749
         29,862    TRAVELERS INSURANCE COMPANY+/-                                         4.77        02/09/2007             29,861
        129,138    UNICREDITO ITALIANO SERIES LIB+/-                                      4.70        03/09/2007            129,131
        129,138    UNICREDITO ITALIANO SERIES YCD+/-                                      4.47        04/03/2006            129,138
        196,290    US BANK NA SERIES BKNT+/-                                              4.66        07/28/2006            196,296
         51,655    WHISTLEJACKET CAPITAL LIMITED+/-                                       4.65        06/09/2006             51,655
          5,166    WHITE PINE FINANCE LLC                                                 4.64        04/18/2006              5,155
         25,828    WHITE PINE FINANCE LLC                                                 4.82        05/05/2006             25,718
         21,086    WHITE PINE FINANCE LLC                                                 4.84        05/25/2006             20,939
         15,869    WHITE PINE FINANCE LLC                                                 4.93        06/20/2006             15,701
        136,313    WHITE PINE FINANCE LLC                                                 4.93        06/22/2006            134,841
        129,138    WHITE PINE FINANCE LLC+/-                                              4.70        07/17/2006            129,138
        123,973    WHITE PINE FINANCE LLC SERIES MTN1+/-                                  4.81        06/12/2006            123,984

                                                                                                                         12,833,493
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $12,841,289)                                                               12,841,289
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 3.86%

      5,474,393    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                                             5,474,393
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $5,474,393)                                                                            5,474,393
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $138,577,679)*                                        111.65%                                                 $   158,408,030
OTHER ASSETS AND LIABILITIES, NET                           (11.65)                                                     (16,529,190)
                                                            ------                                                  ---------------
TOTAL NET ASSETS                                            100.00%                                                 $   141,878,840
                                                            ======                                                  ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $5,474,393.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 98.65%

APPAREL & ACCESSORY STORES - 1.79%
      1,155,000    KOHL'S CORPORATION+<<                                                                            $    61,226,550
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 7.95%
      2,037,300    FASTENAL COMPANY                                                                                      96,445,782
      1,859,917    HOME DEPOT INCORPORATED                                                                               78,674,489
      1,506,300    LOWE'S COMPANIES INCORPORATED                                                                         97,065,972

                                                                                                                        272,186,243
                                                                                                                    ---------------

BUSINESS SERVICES - 21.78%
      1,014,400    AUTOMATIC DATA PROCESSING INCORPORATED                                                                46,337,792
      6,378,270    EBAY INCORPORATED+                                                                                   249,135,226
      2,167,900    FIRST DATA CORPORATION                                                                               101,501,078
        222,500    GOOGLE INCORPORATED CLASS A+<<                                                                        86,775,000
      7,904,898    MICROSOFT CORPORATION                                                                                215,092,275
      1,451,490    YAHOO! INCORPORATED+<<                                                                                46,825,067

                                                                                                                        745,666,438
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 7.62%
      1,316,200    AMGEN INCORPORATED+<<                                                                                 95,753,550
      1,538,000    GENENTECH INCORPORATED+<<                                                                            129,976,380
        522,840    GENZYME CORPORATION+                                                                                  35,145,305

                                                                                                                        260,875,235
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 1.05%
        687,075    APOLLO GROUP INCORPORATED CLASS A+<<                                                                  36,078,308
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 13.40%
      6,390,843    CISCO SYSTEMS INCORPORATED+                                                                          138,489,568
      4,552,670    INTEL CORPORATION                                                                                     88,094,164
      1,599,900    LINEAR TECHNOLOGY CORPORATION                                                                         56,124,492
      5,682,500    NOKIA OYJ ADR<<                                                                                      117,741,400
      1,794,100    TEXAS INSTRUMENTS INCORPORATED                                                                        58,254,427

                                                                                                                        458,704,051
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 3.83%
      3,143,700    PAYCHEX INCORPORATED<<                                                                               130,966,542
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 4.26%
      1,738,560    TARGET CORPORATION                                                                                    90,422,506
      1,172,800    WAL-MART STORES INCORPORATED<<                                                                        55,403,072

                                                                                                                        145,825,578
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.88%
      2,603,100    DELL INCORPORATED+<<                                                                                  77,468,256
      4,048,500    EMC CORPORATION+                                                                                      55,181,055

                                                                                                                        132,649,311
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS - 3.85%
      1,995,066    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                        $   131,853,912
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 6.29%
      4,240,310    MEDTRONIC INCORPORATED                                                                               215,195,733
                                                                                                                    ---------------

PERSONAL SERVICES - 2.34%
      1,876,550    CINTAS CORPORATION                                                                                    79,978,561
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 20.61%
      8,818,337    CHARLES SCHWAB CORPORATION                                                                           151,763,580
      1,337,000    FRANKLIN RESOURCES INCORPORATED                                                                      125,998,880
      1,924,340    GOLDMAN SACHS GROUP INCORPORATED                                                                     302,044,406
      1,002,600    LEGG MASON INCORPORATED<<                                                                            125,655,858

                                                                                                                        705,462,724
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $2,631,538,868)                                                                             3,376,669,186
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 8.19%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.00%
         96,834    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    96,834
         73,374    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           73,374

                                                                                                                            170,208
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 8.19%
$     1,014,967    AMERICAN GENERAL FINANCE CORPORATION+/-                                4.78%       04/13/2007          1,015,383
        422,564    APRECO LLC                                                             4.62        05/15/2006            420,202
        924,860    APRECO LLC                                                             4.94        06/15/2006            915,750
        563,870    ASPEN FUNDING CORPORATION                                              4.92        04/03/2006            563,870
      5,638,703    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                        4.62        11/03/2006          5,638,703
        634,805    ATLAS CAPITAL FUNDING LIMITED                                          4.80        04/17/2006            633,631
      1,353,289    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.62        05/15/2006          1,345,724
      2,819,352    ATLAS CAPITAL FUNDING LIMITED                                          4.80        10/20/2006          2,819,352
      2,819,352    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80        12/22/2006          2,819,352
        451,096    ATOMIUM FUNDING CORPORATION                                            4.53        04/12/2006            450,559
        391,213    BETA FINANCE INCORPORATED SERIES MTN+/-                                4.88        06/02/2006            391,264
     56,161,483    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $56,184,556)                                           4.93        04/03/2006         56,161,483
      1,674,018    BUCKINGHAM CDO LLC++                                                   4.60        04/06/2006          1,673,349
      5,488,263    BUCKINGHAM CDO LLC                                                     4.82        04/21/2006          5,475,200
      2,819,352    BUCKINGHAM CDO LLC                                                     4.82        04/25/2006          2,811,147
      2,932,126    BUCKINGHAM II CDO LLC++                                                4.83        04/25/2006          2,923,593
     11,277,406    BUCKINGHAM II CDO LLC                                                  4.83        04/26/2006         11,243,123
      3,383,222    CAIRN HIGH GRADE FUNDING I                                             4.59        04/06/2006          3,381,869
        270,658    CAIRN HIGH GRADE FUNDING I                                             4.71        04/26/2006            269,835
      4,736,511    CAIRN HIGH GRADE FUNDING I                                             4.83        04/27/2006          4,721,496
      2,819,352    CAIRN HIGH GRADE FUNDING I++                                           4.83        05/02/2006          2,808,553
      1,466,063    CAIRN HIGH GRADE FUNDING I                                             4.77        05/10/2006          1,458,850
      5,670,844    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78        04/05/2006          5,669,369

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,556,282    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69%       05/08/2006    $     1,549,030
        501,506    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70        05/10/2006            499,039
      2,255,481    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72        05/12/2006          2,243,775
      1,127,741    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90        06/07/2006          1,117,850
      3,001,482    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92        06/12/2006          2,973,118
      6,202,573    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72        04/12/2006          6,202,573
      1,127,741    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75        04/18/2007          1,127,741
      3,969,647    CONSOLIDATED EDISON INCORPORATED                                       4.90        04/03/2006          3,969,647
        281,935    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                       4.81        04/13/2006            281,563
      3,495,996    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                     4.92        05/04/2006          3,494,248
      2,819,352    CULLINAN FINANCE CORPORATION+/-                                        4.71        11/15/2006          2,819,239
      2,255,481    DEER VALLEY FUNDING LLC++                                              4.51        04/10/2006          2,253,384
      2,881,941    DEER VALLEY FUNDING LLC                                                4.81        04/17/2006          2,876,610
      6,870,985    DEER VALLEY FUNDING LLC                                                4.83        04/19/2006          6,856,419
      1,466,063    DEER VALLEY FUNDING LLC                                                4.80        05/03/2006          1,460,242
      5,638,703    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $5,640,977)                                            4.84        04/03/2006          5,638,703
      5,400,637    EIFFEL FUNDING LLC                                                     4.91        04/03/2006          5,400,637
        338,322    EIFFEL FUNDING LLC                                                     4.78        04/17/2006            337,696
      4,062,234    EUREKA SECURITIZATION INCORPORATED                                     4.88        05/16/2006          4,038,998
         92,926    GALLEON CAPITAL LLC                                                    4.65        04/03/2006             92,926
        169,161    GEMINI SECURITIZATION INCORPORATED                                     4.90        05/24/2006            168,009
      2,706,577    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97        06/30/2006          2,706,577
      8,080,262    HARRIER FINANCE FUNDING LLC                                            4.62        04/03/2006          8,080,261
      1,804,385    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03        06/06/2006          1,804,385
     22,646,132    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $22,655,436)                                           4.93        04/03/2006         22,646,132
        146,606    K2 (USA) LLC                                                           4.63        05/02/2006            146,045
        521,580    K2 (USA) LLC SERIES MTN+/-                                             4.87        07/24/2006            521,710
      1,691,611    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84        03/20/2007          1,691,273
        225,548    KLIO II FUNDING CORPORATION                                            4.58        04/05/2006            225,489
        271,785    KLIO III FUNDING CORPORATION                                           4.69        04/19/2006            271,209
        112,774    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62        05/02/2006            112,342
        428,090    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69        05/10/2006            425,984
      2,819,352    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81        05/26/2006          2,819,521
        225,548    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68        09/12/2006            225,550
        676,644    LIQUID FUNDING LIMITED+/-                                              4.94        04/24/2006            676,671
      2,593,803    LIQUID FUNDING LIMITED+/-                                              4.71        08/14/2006          2,593,803
      1,691,611    LIQUID FUNDING LIMITED+/-                                              4.61        12/01/2006          1,691,611
        676,644    LIQUID FUNDING LIMITED SERIES MTN+/-                                   4.83        02/20/2007            676,611
      1,127,741    MBIA GLOBAL FUNDING LLC+/-                                             4.78        02/20/2007          1,127,673
      5,666,897    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  4.80        10/27/2006          5,671,147
      3,383,222    MORGAN STANLEY+/-                                                      4.94        10/10/2006          3,383,222
        521,580    MORGAN STANLEY SERIES EXL+/-                                           4.78        08/13/2010            521,721
      1,941,857    MORTGAGE INTEREST NET TRUST                                            4.68        04/03/2006          1,941,857
      2,548,694    MORTGAGE INTEREST NET TRUST                                            4.78        05/03/2006          2,538,575
        112,774    NATIONWIDE BUILDING SOC+/-                                             4.74        07/21/2006            112,828

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     2,487,006    NEWPORT FUNDING CORPORATION                                            4.92%       04/03/2006    $     2,487,006
      3,414,686    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                              4.78        04/03/2006          3,414,686
      3,947,092    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.68        04/04/2006          3,946,579
        502,747    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.93        06/26/2006            497,046
        214,271    NORDEA NORTH AMERICA INCORPORATED                                      4.89        05/15/2006            213,073
      5,948,832    NORTHERN ROCK PLC+/-                                                   4.63        04/21/2006          5,947,999
        445,796    NORTHERN ROCK PLC                                                      4.69        04/24/2006            444,557
      5,638,703    NORTHERN ROCK PLC+/-                                                   4.66        02/05/2007          5,638,759
        456,171    RACERS TRUST 2004-6-MM+/-                                              4.79        05/22/2006            456,235
        112,774    SCALDIS CAPITAL LIMITED                                                4.93        06/15/2006            111,663
        451,096    TANGO FINANCE CORPORATION                                              4.95        06/21/2006            446,288
      1,304,006    TANGO FINANCE CORPORATION SERIES MTN+/-                                4.87        10/25/2006          1,304,437
        651,947    TRAVELERS INSURANCE COMPANY+/-                                         4.77        02/09/2007            651,934
      2,819,352    UNICREDITO ITALIANO SERIES LIB+/-                                      4.70        03/09/2007          2,819,182
      2,819,352    UNICREDITO ITALIANO SERIES YCD+/-                                      4.47        04/03/2006          2,819,352
      4,285,414    US BANK NA SERIES BKNT+/-                                              4.66        07/28/2006          4,285,543
      1,127,741    WHISTLEJACKET CAPITAL LIMITED+/-                                       4.65        06/09/2006          1,127,741
        112,774    WHITE PINE FINANCE LLC                                                 4.64        04/18/2006            112,551
        563,870    WHITE PINE FINANCE LLC                                                 4.82        05/05/2006            561,468
        460,344    WHITE PINE FINANCE LLC                                                 4.84        05/25/2006            457,144
        346,442    WHITE PINE FINANCE LLC                                                 4.93        06/20/2006            342,794
      2,975,995    WHITE PINE FINANCE LLC                                                 4.93        06/22/2006          2,943,854
      2,819,352    WHITE PINE FINANCE LLC+/-                                              4.70        07/17/2006          2,819,352
      2,706,577    WHITE PINE FINANCE LLC SERIES MTN1+/-                                  4.81        06/12/2006          2,706,821

                                                                                                                        280,181,365
                                                                                                                    ---------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $280,351,573)                                                             280,351,573
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 1.32%
      45,157,545   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                                            45,157,545
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $45,157,545)                                                                          45,157,545
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $2,957,047,986)*                                      108.16%                                                 $ 3,702,178,304
OTHER ASSETS AND LIABILITIES, NET                            (8.16)                                                    (279,224,051)
                                                            ------                                                  ---------------

TOTAL NET ASSETS                                            100.00%                                                 $ 3,422,954,253
                                                            ======                                                  ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $45,157,545.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.88%

AGRICULTURAL PRODUCTION CROPS - 0.18%
         24,252    DELTA & PINE LAND COMPANY                                                                        $       731,440
                                                                                                                    ---------------

AMUSEMENT & RECREATION SERVICES - 0.46%
         23,084    BALLY TOTAL FITNESS HOLDING CORPORATION+<<                                                               216,297
         18,277    MULTIMEDIA GAMES INCORPORATED+<<                                                                         271,962
         31,827    PINNACLE ENTERTAINMENT+                                                                                  896,566
         15,398    WMS INDUSTRIES INCORPORATED+<<                                                                           463,480

                                                                                                                          1,848,305
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 1.48%
          9,737    ASHWORTH INCORPORATED+                                                                                    96,688
         11,222    BURLINGTON COAT FACTORY WAREHOUSE CORPORATION                                                            510,040
         14,506    CHILDREN'S PLACE RETAIL STORES INCORPORATED+<<                                                           839,897
         24,492    CHRISTOPHER & BANKS CORPORATION                                                                          568,459
         15,435    DRESS BARN INCORPORATED+<<                                                                               740,108
         29,181    FINISH LINE INCORPORATED CLASS A                                                                         480,027
         30,405    HOT TOPIC INCORPORATED+                                                                                  440,873
         10,106    JOS. A. BANK CLOTHIERS INCORPORATED+<<                                                                   484,583
         17,929    STAGE STORES INCORPORATED                                                                                533,388
         21,117    THE CATO CORPORATION CLASS A                                                                             503,852
         22,567    TOO INCORPORATED+                                                                                        775,177

                                                                                                                          5,973,092
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.86%
         21,454    GYMBOREE CORPORATION+                                                                                    558,662
         17,376    KELLWOOD COMPANY                                                                                         545,433
         24,953    PHILLIPS-VAN HEUSEN CORPORATION                                                                          953,454
         80,108    QUIKSILVER INCORPORATED+<<                                                                             1,110,297
         22,414    RUSSELL CORPORATION                                                                                      309,313

                                                                                                                          3,477,159
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.23%
         10,829    MARINEMAX INCORPORATED+                                                                                  362,988
         20,161    SONIC AUTOMOTIVE INCORPORATED<<                                                                          559,669

                                                                                                                            922,657
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.09%
         12,120    CENTRAL PARKING CORPORATION                                                                              193,920
          8,508    MIDAS INCORPORATED+                                                                                      186,070

                                                                                                                            379,990
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 1.09%
          8,327    M I HOMES INCORPORATED                                                                                   391,369
          3,273    NVR INCORPORATED+<<                                                                                    2,418,583
         46,493    STANDARD-PACIFIC CORPORATION<<                                                                         1,563,095

                                                                                                                          4,373,047
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES - 9.33%
         30,447    AARON RENTS INCORPORATED                                                                         $       827,245
         26,102    ABM INDUSTRIES INCORPORATED                                                                              500,375
         15,554    ADMINISTAFF INCORPORATED                                                                                 845,515
         21,345    ADVO INCORPORATED                                                                                        683,040
         15,710    ALTIRIS INCORPORATED+                                                                                    345,777
         21,790    ANSYS INCORPORATED+                                                                                    1,179,929
         21,055    ARBITRON INCORPORATED                                                                                    712,080
          9,801    BLUE COAT SYSTEMS INCORPORATED+                                                                          213,074
         33,199    BRADY CORPORATION CLASS A                                                                              1,243,635
         20,453    CACI INTERNATIONAL INCORPORATED CLASS A+                                                               1,344,785
         19,259    CAPTARIS INCORPORATED+                                                                                    89,169
         14,558    CARREKER CORPORATION+                                                                                     93,608
         41,954    CERNER CORPORATION+<<                                                                                  1,990,717
         37,019    CIBER INCORPORATED+                                                                                      236,181
         31,712    COGNEX CORPORATION                                                                                       939,944
         29,416    DENDRITE INTERNATIONAL INCORPORATED+                                                                     401,528
         23,338    DIGITAL INSIGHT CORPORATION+                                                                             849,503
         31,240    EFUNDS CORPORATION+                                                                                      807,242
         37,063    EPICOR SOFTWARE CORPORATION+                                                                             497,756
         22,955    FACTSET RESEARCH SYSTEMS INCORPORATED                                                                  1,018,054
         28,419    FILENET CORPORATION+                                                                                     767,881
         15,294    GERBER SCIENTIFIC INCORPORATED                                                                           158,140
         17,965    GEVITY HR INCORPORATED                                                                                   439,424
         45,087    GLOBAL PAYMENTS INCORPORATED                                                                           2,390,062
         18,335    HEALTHCARE SERVICES GROUP                                                                                391,625
         12,591    HEIDRICK & STRUGGLES INTERNATIONAL INCORPORATED+                                                         456,801
         40,342    HYPERION SOLUTIONS CORPORATION+                                                                        1,315,149
         18,741    INFOSPACE INCORPORATED+                                                                                  523,811
         26,082    INTERNET SECURITY SYSTEMS+                                                                               625,446
         12,270    INTRADO INCORPORATED+                                                                                    318,775
          8,769    IPAYMENT INCORPORATED+                                                                                   375,752
         19,531    JDA SOFTWARE GROUP INCORPORATED+                                                                         282,028
         30,819    KEANE INCORPORATED+                                                                                      485,399
         21,576    KRONOS INCORPORATED+                                                                                     806,727
         36,652    LABOR READY INCORPORATED+                                                                                877,815
         18,754    MANHATTAN ASSOCIATES INCORPORATED+<<                                                                     412,588
         14,154    MAPINFO CORPORATION+                                                                                     198,439
         18,868    MIVA INCORPORATED+                                                                                        76,981
         14,736    MRO SOFTWARE INCORPORATED+                                                                               235,187
         29,732    NAPSTER INCORPORATED+                                                                                    100,494
         21,797    NCO GROUP INCORPORATED+                                                                                  517,679
         13,358    NEOWARE SYSTEMS INCORPORATED+<<                                                                          395,664
         16,790    NETWORK EQUIPMENT TECHNOLOGY INCORPORATED+                                                                66,656
         17,385    ON ASSIGNMENT INCORPORATED+                                                                              190,887
         13,457    OPEN SOLUTIONS INCORPORATED+                                                                             367,511
         14,486    PC-TEL INCORPORATED+                                                                                     137,907
         16,962    PHOENIX TECHNOLOGIES LIMITED+                                                                            115,002

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
         10,752    PORTFOLIO RECOVERY ASSOCIATES INCORPORATED+<<                                                    $       503,516
         27,376    PROGRESS SOFTWARE CORPORATION+                                                                           796,368
         11,170    QUALITY SYSTEMS INCORPORATED+                                                                            369,727
         16,024    RADIANT SYSTEMS INCORPORATED+                                                                            216,644
         14,026    RADISYS CORPORATION+<<                                                                                   278,416
         36,415    SECURE COMPUTING CORPORATION+                                                                            420,229
         10,563    SOURCECORP INCORPORATED+                                                                                 254,674
         40,409    SPHERION CORPORATION+                                                                                    420,254
         11,446    SPSS INCORPORATED+                                                                                       362,380
          7,632    STARTEK INCORPORATED                                                                                     179,810
         48,460    TAKE-TWO INTERACTIVE SOFTWARE INCORPORATED+<<                                                            904,264
         21,728    TALX CORPORATION                                                                                         618,813
         43,244    THQ INCORPORATED+<<                                                                                    1,119,587
         18,722    VENTIV HEALTH INCORPORATED+                                                                              621,945
          6,552    VERTRUE INCORPORATED+                                                                                    273,874
         15,192    VIAD CORPORATION                                                                                         520,782
          5,526    VOLT INFORMATION SCIENCE INCORPORATED+                                                                   168,875
         23,543    WEBEX COMMUNICATIONS INCORPORATED+<<                                                                     792,693
         32,536    WEBSENSE INCORPORATED+<<                                                                                 897,343

                                                                                                                         37,569,181
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 3.28%
         28,251    ALPHARMA INCORPORATED CLASS A                                                                            757,692
         16,206    ARCH CHEMICALS INCORPORATED                                                                              492,662
         23,968    ARQULE INCORPORATED+                                                                                     137,576
         10,284    BRADLEY PHARMACEUTICALS INCORPORATED+<<                                                                  152,923
         18,073    CAMBREX CORPORATION                                                                                      353,146
         22,741    CONNECTICS CORPORATION+<<                                                                                385,005
         15,960    DIAGNOSTIC PRODUCTS CORPORATION                                                                          760,175
         19,029    FIRST HORIZON PHARMACEUTICAL CORPORATION+                                                                479,721
         23,197    GEORGIA GULF CORPORATION<<                                                                               602,890
         19,773    HB FULLER COMPANY                                                                                      1,015,146
         21,580    IDEXX LABORATORIES INCORPORATED+                                                                       1,863,649
         30,101    IMMUCOR INCORPORATED+                                                                                    863,598
         17,082    MACDERMID INCORPORATED                                                                                   549,186
         52,485    MGI PHARMA INCORPORATED+<<                                                                               918,487
          7,969    NATURES SUNSHINE PRODUCTS INCORPORATED                                                                    99,613
         37,786    NBTY INCORPORATED+<<                                                                                     850,941
         15,988    NOVEN PHARMACEUTICALS INCORPORATED+                                                                      287,944
         19,861    OM GROUP INCORPORATED+                                                                                   456,803
         27,955    OMNOVA SOLUTIONS INCORPORATED+                                                                           171,085
         17,996    PAREXEL INTERNATIONAL CORPORATION+<<                                                                     475,814
          6,014    PENFORD CORPORATION                                                                                       96,705
         62,290    POLYONE CORPORATION+                                                                                     580,543
          6,607    QUAKER CHEMICAL CORPORATION                                                                              143,702
         10,558    SURMODICS INCORPORATED+<<                                                                                373,331

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
          6,747    USANA HEALTH SCIENCES INCORPORATED+<<                                                            $       281,485
         11,651    WELLMAN INCORPORATED<<                                                                                    74,100

                                                                                                                         13,223,922
                                                                                                                    ---------------

COAL MINING - 0.69%
         52,109    MASSEY ENERGY COMPANY                                                                                  1,879,572
         12,595    PENN VIRGINIA CORPORATION                                                                                894,245

                                                                                                                          2,773,817
                                                                                                                    ---------------

COMMUNICATIONS - 1.08%
         22,301    ANIXTER INTERNATIONAL INCORPORATED+                                                                    1,065,542
         12,534    AUDIOVOX CORPORATION CLASS A+                                                                            149,656
         28,197    BRIGHTPOINT INCORPORATED+<<                                                                              875,799
         31,837    GENERAL COMMUNICATION INCORPORATED CLASS A+                                                              384,909
         16,756    J2 GLOBAL COMMUNICATIONS INCORPORATED+<<                                                                 787,532
         45,777    LIVE NATION INCORPORATED+                                                                                908,215
         19,846    NOVATEL WIRELESS INCORPORATED+<<                                                                         177,622

                                                                                                                          4,349,275
                                                                                                                    ---------------

COMPUTERS-INTERGRATED SYSTEMS - 0.08%
         20,681    AGILYSYS INCORPORATED                                                                                    311,456
                                                                                                                    ---------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 0.64%
         17,447    CHEMED CORPORATION                                                                                     1,035,305
         21,090    EMCOR GROUP INCORPORATED+<<                                                                            1,047,329
         18,296    INSITUFORM TECHNOLOGIES INCORPORATED CLASS A+                                                            486,674

                                                                                                                          2,569,308
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 6.99%
         12,418    ANCHOR BANCORP WISCONSIN INCORPORATED                                                                    376,390
         30,452    BANKATLANTIC BANCORP INCORPORATED CLASS A                                                                438,204
         21,600    BANKUNITED FINANCIAL CORPORATION CLASS A                                                                 584,064
         23,742    BOSTON PRIVATE FINANCIAL HOLDINGS INCORPORATED                                                           802,242
         41,725    BROOKLINE BANCORP INCORPORATED                                                                           646,320
         20,605    CENTRAL PACIFIC FINANCIAL CORPORATION                                                                    756,616
         31,773    CHITTENDEN CORPORATION                                                                                   920,457
         20,286    COMMUNITY BANK SYSTEM INCORPORATED                                                                       452,986
         18,771    DIME COMMUNITY BANCSHARES                                                                                269,739
         14,153    DOWNEY FINANCIAL CORPORATION                                                                             952,497
         40,516    EAST WEST BANCORP INCORPORATED                                                                         1,561,892
         15,135    FIDELITY BANKSHARES INCORPORATED                                                                         508,990
         54,753    FIRST BANCORP PUERTO RICO                                                                                676,747
         47,754    FIRST COMMONWEALTH FINANCIAL CORPORATION                                                                 700,074
         33,379    FIRST MIDWEST BANCORP INCORPORATED                                                                     1,220,670
         15,551    FIRST REPUBLIC BANK                                                                                      588,139
         11,217    FIRSTFED FINANCIAL CORPORATION+<<                                                                        670,889
         23,665    FLAGSTAR BANCORP INCORPORATED                                                                            357,341

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
         15,159    FRANKLIN BANK CORPORATION+                                                                       $       291,508
         21,262    GLACIER BANCORP INCORPORATED                                                                             660,185
         25,885    GOLD BANC CORPORATION INCORPORATED                                                                       474,213
         26,690    HANMI FINANCIAL CORPORATION                                                                              482,021
         13,199    HARBOR FLORIDA BANCSHARES INCORPORATED                                                                   499,846
         12,124    IRWIN FINANCIAL CORPORATION                                                                              234,357
         20,022    MAF BANCORP INCORPORATED                                                                                 876,363
         13,467    NARA BANK NATIONAL ASSOCIATION                                                                           236,346
         11,893    PRIVATEBANCORP INCORPORATED                                                                              493,441
         16,917    PROSPERITY BANCSHARES INCORPORATED                                                                       511,063
         22,279    PROVIDENT BANKSHARES CORPORATION                                                                         812,069
         50,916    REPUBLIC BANCORP INCORPORATED                                                                            613,031
         50,582    SOUTH FINANCIAL GROUP INCORPORATED                                                                     1,322,719
         30,758    STERLING BANCSHARES INCORPORATED TEXAS                                                                   555,182
         23,567    STERLING FINANCIAL CORPORATION                                                                           683,443
         31,717    SUSQUEHANNA BANCSHARES INCORPORATED                                                                      817,347
         50,722    TRUSTCO BANK CORPORATION NEW YORK SHARES                                                                 617,287
         63,111    UCBH HOLDINGS INCORPORATED                                                                             1,194,060
         30,156    UMPQUA HOLDINGS CORPORATION                                                                              859,446
         25,129    UNITED BANKSHARES INCORPORATED                                                                           961,687
         42,902    WHITNEY HOLDING CORPORATION                                                                            1,521,305
         16,026    WINTRUST FINANCIAL CORPORATION                                                                           932,232
            174    ZIONS BANCORPORATION                                                                                      14,395

                                                                                                                         28,147,803
                                                                                                                    ---------------

DURABLE GOODS - CONSUMER - 0.03%
         14,586    STURM, RUGER & COMPANY INCORPORATED<<                                                                    116,396
                                                                                                                    ---------------

EATING & DRINKING PLACES - 2.22%
         23,255    CEC ENTERTAINMENT INCORPORATED+                                                                          781,833
         12,734    IHOP CORPORATION                                                                                         610,468
         23,424    JACK IN THE BOX INCORPORATED+                                                                          1,018,944
         11,265    LANDRY'S RESTAURANTS INCORPORATED<<                                                                      397,992
         12,190    LONE STAR STEAKHOUSE & SALOON INCORPORATED                                                               346,440
         15,524    O'CHARLEYS INCORPORATED+                                                                                 286,573
         17,945    P.F. CHANG'S CHINA BISTRO INCORPORATED+<<                                                                884,509
         15,962    PAPA JOHNS INTERNATIONAL INCORPORATED+                                                                   523,713
         22,788    RARE HOSPITALITY INTERNATIONAL INCORPORATED+                                                             793,706
          9,841    RED ROBIN GOURMET BURGERS INCORPORATED+<<                                                                464,495
         28,559    RYAN'S RESTAURANT GROUP INCORPORATED+                                                                    414,106
         39,144    SONIC CORPORATION+                                                                                     1,375,129
         18,908    STEAK N SHAKE COMPANY+                                                                                   398,959
         36,769    TRIARC COMPANIES INCORPORATED CLASS B                                                                    642,722

                                                                                                                          8,939,589
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.12%
         15,584    UNIVERSAL TECHNICAL INSTITUTE INCORPORATED+                                                              469,078
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRIC, GAS & SANITARY SERVICES - 4.37%
         20,430    ALLETE INCORPORATED<<                                                                            $       952,038
         11,375    AMERICAN STATES WATER COMPANY                                                                            424,970
         54,827    ATMOS ENERGY CORPORATION                                                                               1,443,595
         32,939    AVISTA CORPORATION                                                                                       680,190
          7,752    CASCADE NATURAL GAS CORPORATION                                                                          152,714
          8,322    CENTRAL VERMONT PUBLIC SERVICE                                                                           176,510
          9,184    CH ENERGY GROUP INCORPORATED                                                                             440,832
         33,841    CLECO CORPORATION                                                                                        755,670
         32,525    EL PASO ELECTRIC COMPANY+                                                                                619,276
         49,652    ENERGEN CORPORATION                                                                                    1,737,820
          3,539    GREEN MOUNTAIN POWER CORPORATION                                                                         102,242
         14,419    LACLEDE GROUP INCORPORATED                                                                               496,302
         18,712    NEW JERSEY RESOURCES                                                                                     846,718
         18,687    NORTHWEST NATURAL GAS COMPANY                                                                            663,202
         51,721    PIEDMONT NATURAL GAS COMPANY<<                                                                         1,240,787
         19,659    SOUTH JERSEY INDUSTRIES INCORPORATED                                                                     536,101
         66,286    SOUTHERN UNION COMPANY                                                                                 1,645,873
         26,801    SOUTHWEST GAS CORPORATION                                                                                749,088
         71,192    UGI CORPORATION                                                                                        1,500,015
          8,777    UIL HOLDINGS CORPORATION                                                                                 459,476
         23,675    UNISOURCE ENERGY CORPORATION                                                                             722,087
         31,425    WASTE CONNECTIONS INCORPORATED+                                                                        1,251,029

                                                                                                                         17,596,535
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 6.67%
         17,209    ACTEL CORPORATION+                                                                                       274,311
         30,389    ACUITY BRANDS INCORPORATED<<                                                                           1,215,560
         77,262    ADAPTEC INCORPORATED+                                                                                    427,259
         19,841    ADVANCED ENERGY INDUSTRIES INCORPORATED+                                                                 280,353
         50,755    AEROFLEX INCORPORATED+                                                                                   696,866
         13,658    AO SMITH CORPORATION                                                                                     721,142
          7,912    APPLIED SIGNAL TECHNOLOGY INCORPORATED                                                                   156,895
         27,367    ARTESYN TECHNOLOGIES INCORPORATED+                                                                       299,669
         25,479    ATMI INCORPORATED+                                                                                       769,466
         19,068    BALDOR ELECTRIC COMPANY                                                                                  645,833
          7,935    BEL FUSE INCORPORATED CLASS B<<                                                                          277,963
         28,838    BENCHMARK ELECTRONICS INCORPORATED+<<                                                                  1,105,937
         17,214    C&D TECHNOLOGIES INCORPORATED<<                                                                          159,057
         32,436    C-COR INCORPORATED+                                                                                      283,491
          7,005    CATAPULT COMMUNICATIONS CORPORATION+                                                                      93,167
         17,926    CERADYNE INCORPORATED+                                                                                   894,507
         26,296    CHECKPOINT SYSTEMS INCORPORATED+                                                                         706,837
         13,740    COMTECH TELECOMMUNICATIONS CORPORATION+                                                                  400,796
         24,308    CTS CORPORATION                                                                                          325,241
         10,500    CUBIC CORPORATION                                                                                        251,370
         24,198    CYMER INCORPORATED+                                                                                    1,099,557
         12,800    DIODES INCORPORATED+                                                                                     531,200

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
         13,638    DIONEX CORPORATION+<<                                                                            $       838,464
         21,911    DITECH COMMUNICATIONS CORPORATION+                                                                       228,970
         19,346    DSP GROUP INCORPORATED+                                                                                  561,228
         19,539    ELECTRO SCIENTIFIC INDUSTRIES INCORPORATED+                                                              432,398
         24,004    ESS TECHNOLOGY INCORPORATED+                                                                              79,693
         24,076    EXAR CORPORATION+                                                                                        343,805
         14,665    GREATBATCH INCORPORATED+                                                                                 321,310
         49,861    HARMONIC INCORPORATED+                                                                                   317,615
         17,352    HUTCHINSON TECHNOLOGY INCORPORATED+<<                                                                    523,510
         14,201    INTER-TEL INCORPORATED                                                                                   304,469
         15,125    LITTELFUSE INCORPORATED+                                                                                 516,216
         19,710    MAGNETEK INCORPORATED+                                                                                    78,249
         14,242    MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                   230,720
         25,262    METHODE ELECTRONICS INCORPORATED                                                                         275,103
         44,029    MICROSEMI CORPORATION+                                                                                 1,281,684
         24,848    MOOG INCORPORATED CLASS A+                                                                               881,838
          3,191    NATIONAL PRESTO INDUSTRIES INCORPORATED                                                                  156,902
         13,623    PARK ELECTROCHEMICAL CORPORATION                                                                         401,879
         17,747    PERICOM SEMICONDUCTOR+                                                                                   174,985
         28,042    PHOTRONICS INCORPORATED+                                                                                 526,068
         20,019    POWER INTEGRATIONS INCORPORATED+                                                                         496,071
         20,754    REGAL-BELOIT CORPORATION                                                                                 877,272
         11,028    ROGERS CORPORATION+                                                                                      600,805
         10,545    SBS TECHNOLOGIES INCORPORATED+                                                                           170,829
        108,060    SKYWORKS SOLUTIONS INCORPORATED+                                                                         733,727
         14,518    STANDARD MICROSYSTEMS CORPORATION+                                                                       377,178
          8,090    SUPERTEX INCORPORATED+<<                                                                                 304,346
         31,183    SYMMETRICOM INCORPORATED+                                                                                266,615
         16,821    SYNAPTICS INCORPORATED+                                                                                  369,894
         27,459    TECHNITROL INCORPORATED                                                                                  658,467
          8,923    TOLLGRADE COMMUNICATIONS INCORPORATED+                                                                   132,774
         38,892    VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES INCORPORATED+                                                1,092,087
         15,425    VIASAT INCORPORATED+                                                                                     441,926
         13,071    VICOR CORPORATION                                                                                        257,891

                                                                                                                         26,871,465
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.23%
          8,459    CDI CORPORATION                                                                                          243,366
         12,953    MAXMUS INCORPORATED                                                                                      466,049
         22,210    PER-SE TECHNOLOGIES INCORPORATED+<<                                                                      592,119
         30,048    REGENERON PHARMACEUTICAL INCORPORATED+                                                                   499,698
         12,498    SFBC INTERNATIONAL INCORPORATED+<<                                                                       304,701
         38,769    TETRA TECH INCORPORATED+                                                                                 740,100
         29,201    URS CORPORATION+                                                                                       1,175,340
         28,601    WATSON WYATT & COMPANY HOLDINGS                                                                          931,821

                                                                                                                          4,953,194
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 2.31%
         23,836    APTARGROUP INCORPORATED                                                                          $     1,316,939
         39,646    COMMERCIAL METALS COMPANY                                                                              2,120,665
         17,154    GRIFFON CORPORATION+<<                                                                                   426,105
         19,800    MASCOTECH ESCROW INCORPORATED+(A)                                                                              0
          8,654    MATERIAL SCIENCES CORPORATION+                                                                           104,540
         23,314    MOBILE MINI INCORPORATED+                                                                                720,869
         13,858    NCI BUILDING SYSTEMS INCORPORATED+<<                                                                     828,293
         53,715    SHAW GROUP INCORPORATED+                                                                               1,632,936
         24,912    SIMPSON MANUFACTURING COMPANY INCORPORATED                                                             1,078,690
         11,136    VALMONT INDUSTRIES INCORPORATED                                                                          468,157
         17,236    WATTS WATER TECHNOLOGIES INCORPORATED                                                                    626,356

                                                                                                                          9,323,550
                                                                                                                    ---------------

FINANCE COMPANIES - 0.03%
         14,195    REWARDS NETWORK INCORPORATED+                                                                            112,992
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.56%
         12,489    AMERICAN ITALIAN PASTA COMPANY CLASS A<<                                                                  78,181
         50,118    CORN PRODUCTS INTERNATIONAL INCORPORATED                                                               1,481,989
         35,428    FLOWERS FOODS INCORPORATED                                                                             1,052,212
          8,563    HANSEN NATURAL CORPORATION+<<                                                                          1,079,366
          9,182    J & J SNACK FOODS CORPORATION                                                                            308,423
         20,411    LANCE INCORPORATED                                                                                       459,248
          9,504    PEET'S COFFEE & TEA INCORPORATED+                                                                        285,120
         19,575    RALCORP HOLDINGS INCORPORATED+                                                                           744,829
          9,653    SANDERSON FARMS INCORPORATED                                                                             216,227
         21,063    TREEHOUSE FOODS INCORPORATED+                                                                            559,223

                                                                                                                          6,264,818
                                                                                                                    ---------------

FOOD STORES - 0.50%
         12,225    GREAT ATLANTIC & PACIFIC TEA COMPANY INCORPORATED+<<                                                     427,019
         21,212    PANERA BREAD COMPANY+                                                                                  1,594,718

                                                                                                                          2,021,737
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.65%
          8,005    BASSETT FURNITURE INDUSTRIES INCORPORATED                                                                159,700
         22,349    ETHAN ALLEN INTERIORS INCORPORATED                                                                       939,105
         35,037    LA-Z-BOY INCORPORATED<<                                                                                  595,629
         23,802    SELECT COMFORT CORPORATION+<<                                                                            941,369

                                                                                                                          2,635,803
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.36%
         34,121    CASEY'S GENERAL STORES INCORPORATED                                                                      780,347
         27,004    FRED'S INCORPORATED                                                                                      358,073
         18,070    STEIN MART INCORPORATED                                                                                  314,780

                                                                                                                          1,453,200
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HEALTH SERVICES - 2.75%
         10,708    AMEDISYS INCORPORATED+<<                                                                         $       372,103
         20,111    AMSURG CORPORATION+<<                                                                                    456,319
         14,157    CROSS COUNTRY HEALTHCARE INCORPORATED+                                                                   274,080
         14,924    CRYOLIFE INCORPORATED+<<                                                                                  65,666
         18,563    ENZO BIOCHEM INCORPORATED+<<                                                                             250,601
         13,161    GENESIS HEALTHCARE CORPORATION+                                                                          578,294
         17,669    GENTIVA HEALTH SERVICES INCORPORATED+                                                                    321,753
         23,218    HEALTHWAYS INCORPORATED+<<                                                                             1,182,725
         44,636    HOOPER HOLMES INCORPORATED                                                                               128,998
         13,994    LCA-VISION INCORPORATED                                                                                  701,214
         14,139    MATRIA HEALTHCARE INCORPORATED+                                                                          536,716
         22,638    NAUTILUS GROUP INCORPORATED<<                                                                            338,438
         23,361    ODYSSEY HEALTHCARE INCORPORATED+                                                                         402,043
         16,346    PEDIATRIX MEDICAL GROUP INCORPORATED+                                                                  1,677,753
         11,392    REHABCARE GROUP INCORPORATED+                                                                            214,739
         35,112    SIERRA HEALTH SERVICES INCORPORATED+                                                                   1,429,058
         28,140    SUNRISE SENIOR LIVING INCORPORATED+<<                                                                  1,096,616
         30,032    UNITED SURGICAL PARTNERS INTERNATIONAL INCORPORATED+                                                   1,063,433

                                                                                                                         11,090,549
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 2.92%
          8,657    4KIDS ENTERTAINMENT INCORPORATED+                                                                        148,814
         21,369    ACADIA REALTY TRUST                                                                                      503,240
         30,608    COLONIAL PROPERTIES TRUST<<                                                                            1,534,379
         37,825    COMMERCIAL NET LEASE REALTY INCORPORATED<<                                                               881,323
         14,931    EASTGROUP PROPERTIES INCORPORATED                                                                        708,327
         17,863    ENTERTAINMENT PROPERTIES TRUST                                                                           749,889
         15,484    ESSEX PROPERTY TRUST INCORPORATED                                                                      1,683,575
         23,562    GLENBOROUGH REALTY TRUST INCORPORATED                                                                    512,474
         20,171    KILROY REALTY CORPORATION                                                                              1,558,411
         13,727    LTC PROPERTIES INCORPORATED                                                                              319,290
          9,587    PARKWAY PROPERTIES INCORPORATED                                                                          418,760
         31,788    SHURGARD STORAGE CENTERS INCORPORATED                                                                  2,118,034
         11,125    SOVRAN SELF STORAGE INCORPORATED                                                                         614,100

                                                                                                                         11,750,616
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.46%
         20,253    BELL MICROPRODUCTS INCORPORATED+                                                                         124,758
         14,946    COST PLUS INCORPORATED+<<                                                                                255,576
         17,774    GUITAR CENTER INCORPORATED+<<                                                                            847,820
         15,194    HAVERTY FURNITURE COMPANIES INCORPORATED                                                                 218,034
         17,663    TUESDAY MORNING CORPORATION                                                                              407,839

                                                                                                                          1,854,027
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.33%
         24,318    AZTAR CORPORATION+                                                                                     1,021,113
         15,003    MARCUS CORPORATION                                                                                       299,310

                                                                                                                          1,320,423
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.96%
         12,013    A.S.V. INCORPORATED+<<                                                                           $       387,059
         11,861    ASTEC INDUSTRIES INCORPORATED+                                                                           425,810
         68,108    AXCELIS TECHNOLOGIES INCORPORATED+                                                                       399,113
         11,839    BLACK BOX CORPORATION                                                                                    568,864
         35,099    BRIGGS & STRATTON CORPORATION                                                                          1,241,452
         50,565    BROOKS AUTOMATION INCORPORATED+                                                                          720,046
          5,468    DRIL-QUIP INCORPORATED+                                                                                  387,408
         14,715    ENPRO INDUSTRIES INCORPORATED+<<                                                                         504,725
         17,592    GARDNER DENVER INCORPORATED+                                                                           1,146,998
         15,802    GLOBAL IMAGING SYSTEMS INCORPORATED+                                                                     600,160
         13,328    HYDRIL COMPANY+                                                                                        1,038,918
         35,873    IDEX CORPORATION                                                                                       1,871,494
         71,484    JLG INDUSTRIES INCORPORATED<<                                                                          2,200,992
         19,052    KAYDON CORPORATION<<                                                                                     768,939
         20,438    KOMAG INCORPORATED+<<                                                                                    972,849
         38,137    KULICKE & SOFFA INDUSTRIES INCORPORATED+                                                                 363,827
         38,422    LENNOX INTERNATIONAL INCORPORATED                                                                      1,147,281
          7,805    LINDSAY MANUFACTURING COMPANY                                                                            211,437
          9,912    LUFKIN INDUSTRIES INCORPORATED                                                                           549,521
         20,596    MANITOWOC COMPANY INCORPORATED                                                                         1,877,325
         26,496    MICROS SYSTEMS INCORPORATED+                                                                           1,220,671
         22,318    NETGEAR INCORPORATED+                                                                                    424,265
         24,922    PAXAR CORPORATION+                                                                                       487,724
         10,158    PLANAR SYSTEMS INCORPORATED+                                                                             171,873
          7,882    ROBBINS & MYERS INCORPORATED                                                                             170,251
          8,641    SCANSOURCE INCORPORATED+                                                                                 522,003
         29,351    TORO COMPANY                                                                                           1,401,510
         16,176    ULTRATECH INCORPORATED+                                                                                  395,988
         16,067    WATSCO INCORPORATED                                                                                    1,141,560
         20,079    WOODWARD GOVERNOR COMPANY                                                                                667,627

                                                                                                                         23,987,690
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.25%
         24,502    HILB, ROGAL & HAMILTON COMPANY                                                                         1,009,972
                                                                                                                    ---------------

INSURANCE CARRIERS - 3.13%
         34,953    AMERIGROUP CORPORATION+                                                                                  735,411
         29,125    CENTENE CORPORATION+                                                                                     849,576
         19,419    DELPHI FINANCIAL GROUP INCORPORATED CLASS A                                                            1,002,603
         44,320    FREMONT GENERAL CORPORATION                                                                              955,539
         14,035    INFINITY PROPERTY & CASUALTY CORPORATION                                                                 585,821
         11,711    LANDAMERICA FINANCIAL GROUP INCORPORATED                                                                 794,591
         37,489    PHILADELPHIA CONSOLIDATED HOLDING CORPORATION+                                                         1,279,875
         14,547    PRESIDENTIAL LIFE CORPORATION                                                                            369,639
         21,056    PROASSURANCE CORPORATION+                                                                              1,094,912
         14,569    RLI CORPORATION                                                                                          834,804
          6,783    SCPIE HOLDINGS INCORPORATED+                                                                             166,184
         19,260    SELECTIVE INSURANCE GROUP INCORPORATED                                                                 1,020,780

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS (CONTINUED)
         19,836    STEWART & STEVENSON SERVICES CORPORATION<<                                                       $       723,617
         12,329    STEWART INFORMATION SERVICES CORPORATION                                                                 580,449
         11,512    UNITED FIRE & CASUALTY COMPANY                                                                           378,745
         25,240    ZENITH NATIONAL INSURANCE CORPORATION                                                                  1,214,801

                                                                                                                         12,587,347
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 0.44%
         12,494    BROWN SHOE COMPANY INCORPORATED                                                                          655,685
         15,494    GENESCO INCORPORATED+<<                                                                                  602,562
         17,628    K-SWISS INCORPORATED                                                                                     531,308

                                                                                                                          1,789,555
                                                                                                                    ---------------

LEGAL SERVICES - 0.06%
          6,916    PRE-PAID LEGAL SERVICES INCORPORATED<<                                                                   245,380
                                                                                                                    ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.57%
         51,562    CHAMPION ENTERPRISES INCORPORATED+                                                                       771,367
          9,606    COACHMEN INDUSTRIES INCORPORATED                                                                         109,316
          8,363    DELTIC TIMBER CORPORATION                                                                                506,798
          4,604    SKYLINE CORPORATION                                                                                      190,514
         11,047    UNIVERSAL FOREST PRODUCTS                                                                                701,374

                                                                                                                          2,279,369
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 8.02%
         47,219    AMERICAN MEDICAL SYSTEMS HOLDINGS INCORPORATED+                                                        1,062,428
          9,377    ANALOGIC CORPORATION                                                                                     620,757
         20,104    ARMOR HOLDINGS INCORPORATED+                                                                           1,171,862
         16,987    ARTHROCARE CORPORATION+<<                                                                                812,318
         15,753    BIOLASE TECHNOLOGY INCORPORATED<<                                                                        150,441
         11,803    BIOSITE INCORPORATED+<<                                                                                  612,930
          9,597    CNS INCORPORATED                                                                                         206,719
         21,065    COHERENT INCORPORATED+                                                                                   739,592
         15,271    COHU INCORPORATED                                                                                        324,051
         19,002    CONMED CORPORATION+                                                                                      363,888
         30,152    COOPER COMPANIES INCORPORATED<<                                                                        1,629,113
         14,834    CYBERONICS INCORPORATED+<<                                                                               382,272
          8,372    DATASCOPE CORPORATION                                                                                    331,196
         15,034    DJ ORTHOPEDICS INCORPORATED+                                                                             597,752
          9,990    EDO CORPORATION<<                                                                                        308,192
         17,190    ESTERLINE TECHNOLOGIES CORPORATION+                                                                      734,873
         16,996    FEI COMPANY+                                                                                             337,371
         46,796    FLIR SYSTEMS INCORPORATED+<<                                                                           1,329,474
         31,659    FOSSIL INCORPORATED+                                                                                     588,224
         18,022    HAEMONETICS CORPORATION+                                                                                 914,977
         30,728    HOLOGIC INCORPORATED+                                                                                  1,700,795
          9,601    ICU MEDICAL INCORPORATED+<<                                                                              347,460
         47,561    INPUT OUTPUT INCORPORATED+<<                                                                             461,817
         11,783    INTEGRA LIFESCIENCES HOLDINGS+<<                                                                         482,867

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (CONTINUED)
         26,118    INTERMAGNETICS GENERAL CORPORATION+                                                              $       654,256
         21,491    INVACARE CORPORATION                                                                                     667,510
         16,895    ITRON INCORPORATED+                                                                                    1,011,166
          9,719    KEITHLEY INSTRUMENTS INCORPORATED                                                                        149,284
          6,763    KENSEY NASH CORPORATION+<<                                                                               193,422
         46,620    KOPIN CORPORATION+                                                                                       233,566
         13,576    LASERSCOPE+<<                                                                                            321,072
         25,915    MENTOR CORPORATION                                                                                     1,174,209
         18,380    MERIT MEDICAL SYSTEMS INCORPORATED+                                                                      220,744
         13,074    MTS SYSTEMS CORPORATION                                                                                  546,885
         11,658    OSTEOTECH INCORPORATED+                                                                                   51,062
         11,536    PHOTON DYNAMICS INCORPORATED+                                                                            216,300
         15,612    POLYMEDICA CORPORATION                                                                                   661,324
         11,629    POSSIS MEDICAL INCORPORATED+                                                                             118,151
         50,916    RESMED INCORPORATED+<<                                                                                 2,239,286
         49,119    RESPIRONICS INCORPORATED+                                                                              1,911,220
         16,064    RUDOLPH TECHNOLOGIES INCORPORATED+<<                                                                     273,891
         17,168    SONIC SOLUTIONS+<<                                                                                       310,913
         27,435    SYBRON DENTAL SPECIALTIES INCORPORATED+                                                                1,131,419
         22,931    TELEDYNE TECHNOLOGIES INCORPORATED+                                                                      816,344
         21,719    THERAGENICS CORPORATION+                                                                                  68,632
         36,815    TRIMBLE NAVIGATION LIMITED+                                                                            1,658,516
         18,181    VEECO INSTRUMENTS INCORPORATED+<<                                                                        424,526
         21,456    VIASYS HEALTHCARE INCORPORATED+                                                                          645,397
          3,841    VITAL SIGNS INCORPORATED                                                                                 210,986
         12,520    X-RITE INCORPORATED<<                                                                                    166,266

                                                                                                                         32,287,716
                                                                                                                    ---------------

MEMBERSHIP ORGANIZATIONS - 0.12%
         27,351    TRONOX INC COMMON CLASS B+                                                                               464,693
                                                                                                                    ---------------

METAL MINING - 0.32%
         14,905    CLEVELAND CLIFFS INCORPORATED<<                                                                        1,298,524
                                                                                                                    ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.11%
         14,924    AMCOL INTERNATIONAL CORPORATION                                                                          429,811
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.64%
         10,641    DAKTRONICS INCORPORATED<<                                                                                388,397
         18,242    JAKKS PACIFIC INCORPORATED+                                                                              487,791
         31,762    K2 INCORPORATED+<<                                                                                       398,613
         10,952    LYDALL INCORPORATED+                                                                                     105,687
          8,042    RUSS BERRIE & COMPANY INCORPORATED                                                                       122,238
         23,525    SHUFFLE MASTER INCORPORATED+<<                                                                           840,783
          7,569    STANDEX INTERNATIONAL CORPORATION                                                                        239,635

                                                                                                                          2,583,144
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MISCELLANEOUS RETAIL - 1.25%
         19,892    CASH AMERICA INTERNATIONAL INCORPORATED                                                          $       597,158
         12,967    HANCOCK FABRICS INCORPORATED<<                                                                            47,200
         24,197    HIBBETT SPORTING GOODS INCORPORATED+                                                                     798,259
         13,770    J JILL GROUP INCORPORATED+                                                                               329,241
         15,873    JO ANN STORES INCORPORATED+<<                                                                            213,650
         18,021    LONGS DRUG STORES CORPORATION                                                                            834,012
         25,451    SPECTRUM BRANDS INCORPORATED+<<                                                                          552,796
         18,537    WORLD FUEL SERVICES CORPORATION                                                                          749,636
         32,450    ZALE CORPORATION+                                                                                        909,573

                                                                                                                          5,031,525
                                                                                                                    ---------------

MOTION PICTURES - 0.31%
         28,541    AVID TECHNOLOGY INCORPORATED+<<                                                                        1,240,392
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 1.10%
         17,205    ARKANSAS BEST CORPORATION                                                                                673,060
         21,268    FORWARD AIR CORPORATION                                                                                  793,084
         30,510    HEARTLAND EXPRESS INCORPORATED                                                                           664,813
         39,955    LANDSTAR SYSTEM INCORPORATED                                                                           1,762,814
         19,198    OLD DOMINION FREIGHT LINE+                                                                               517,386

                                                                                                                          4,411,157
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.22%
         18,346    FINANCIAL FEDERAL CORPORATION<<                                                                          537,538
         12,422    WORLD ACCEPTANCE CORPORATION+                                                                            340,363

                                                                                                                            877,901
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 4.52%
          9,101    ATWOOD OCEANICS INCORPORATED+                                                                            919,292
         32,935    CABOT OIL & GAS CORPORATION                                                                            1,578,551
         56,119    CIMAREX ENERGY COMPANY                                                                                 2,427,708
         52,668    HELIX ENERGY SOLUTIONS GROUP INCORPORATED+<<                                                           1,996,117
         18,104    OCEANEERING INTERNATIONAL INCORPORATED+                                                                1,037,359
         11,022    PETROLEUM DEVELOPMENT CORPORATION+                                                                       499,958
         15,969    REMINGTON OIL & GAS CORPORATION+                                                                         690,180
         14,067    SEACOR HOLDINGS INCORPORATED+<<                                                                        1,114,106
         38,323    ST. MARY LAND & EXPLORATION COMPANY<<                                                                  1,564,728
         18,403    STONE ENERGY CORPORATION+                                                                                812,124
         19,449    SWIFT ENERGY COMPANY+                                                                                    728,560
         23,504    TETRA TECH INCORPORATED+                                                                               1,105,628
         31,339    UNIT CORPORATION+                                                                                      1,747,149
         24,092    VERITAS DGC INCORPORATED+<<                                                                            1,093,536
         19,856    W-H ENERGY SERVICES INCORPORATED+                                                                        883,394

                                                                                                                         18,198,390
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.65%
         22,416    BUCKEYE TECHNOLOGIES INCORPORATED+                                                                       202,865
         19,501    CARAUSTAR INDUSTRIES INCORPORATED+                                                                       200,665

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PAPER & ALLIED PRODUCTS (CONTINUED)
         13,422    CHESAPEAKE CORPORATION                                                                           $       186,297
         10,004    NEENAH PAPER INCORPORATED                                                                                327,631
         42,987    PLAYTEX PRODUCTS INCORPORATED+                                                                           450,074
         11,049    POPE & TALBOT INCORPORATED                                                                                75,133
         21,236    ROCK-TENN COMPANY CLASS A                                                                                318,328
         10,442    SCHWEITZER MANDUIT INTERNATIONAL INCORPORATED                                                            250,608
          8,595    STANDARD REGISTER COMPANY                                                                                133,222
         34,751    WAUSAU PAPER CORPORATION                                                                                 492,422

                                                                                                                          2,637,245
                                                                                                                    ---------------

PERSONAL SERVICES - 0.32%
          6,294    ANGELICA CORPORATION                                                                                     129,153
         18,820    COINSTAR INCORPORATED+<<                                                                                 487,626
          3,664    CPI CORPORATION                                                                                           74,746
         14,304    G & K SERVICES INCORPORATED CLASS A                                                                      608,492

                                                                                                                          1,300,017
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 1.03%
         12,308    ELKCORP                                                                                                  415,395
         38,074    FRONTIER OIL CORPORATION                                                                               2,259,692
         28,545    HEADWATERS INCORPORATED+<<                                                                             1,135,806
         11,310    WD-40 COMPANY                                                                                            348,913

                                                                                                                          4,159,806
                                                                                                                    ---------------

PHARMACEUTICALS - 0.05%
         41,462    SAVIENT PHARMACEUTICALS INCORPORATED+                                                                    220,992
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 3.44%
         21,061    ALERIS INTERNATIONAL INCORPORATED+                                                                     1,012,402
         29,361    BELDEN CDT INCORPORATED                                                                                  799,500
         13,026    BRUSH ENGINEERED MATERIALS INCORPORATED+                                                                 257,263
         14,918    CARPENTER TECHNOLOGY CORPORATION<<                                                                     1,410,049
         15,477    CENTURY ALUMINUM COMPANY+                                                                                656,999
         15,453    CHAPARRAL STEEL COMPANY+                                                                               1,003,209
         14,771    CURTISS-WRIGHT CORPORATION                                                                               977,840
         20,762    LONE STAR TECHNOLOGIES INCORPORATED+                                                                   1,150,422
         29,202    MAVERICK TUBE CORPORATION+<<                                                                           1,547,414
         24,820    MUELLER INDUSTRIES INCORPORATED                                                                          885,826
         15,192    NS GROUP INCORPORATED+                                                                                   699,288
         17,052    QUANEX CORPORATION<<                                                                                   1,136,175
         15,599    RTI INTERNATIONAL METALS INCORPORATED+<<                                                                 855,605
          7,543    STEEL TECHNOLOGIES INCORPORATED                                                                          183,295
         15,634    TEXAS INDUSTRIES INCORPORATED                                                                            945,701
         18,856    TREDEGAR CORPORATION                                                                                     299,999
         10,187    WOLVERINE TUBE INCORPORATED+                                                                              40,952

                                                                                                                         13,861,939
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.44%
         22,288    BOWNE & COMPANY INCORPORATED                                                                     $       371,541
          7,972    CONSOLIDATED GRAPHICS INCORPORATED+                                                                      415,500
         19,083    JOHN H. HARLAND COMPANY                                                                                  749,962
          7,423    THOMAS NELSON INCORPORATED                                                                               217,123

                                                                                                                          1,754,126
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.30%
         49,734    KANSAS CITY SOUTHERN+<<                                                                                1,228,430
                                                                                                                    ---------------

REAL ESTATE - 0.65%
         15,567    MERITAGE CORPORATION+                                                                                    855,562
         38,281    NEW CENTURY FINANCIAL CORPORATION                                                                      1,761,692

                                                                                                                          2,617,254
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUST (REIT) - 0.18%
         35,216    LEXINGTON CORPORATE PROPERTIES TRUST<<                                                                   734,254
                                                                                                                    ---------------

RETAIL, TRADE & SERVICES - 0.41%
         35,800    MEN'S WEARHOUSE INCORPORATED                                                                           1,286,652
         24,900    STRIDE RITE CORPORATION                                                                                  360,552

                                                                                                                          1,647,204
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.13%
         20,878    A. SCHULMAN INCORPORATED<<                                                                               516,731
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.78%
         28,612    INVESTMENT TECHNOLOGY GROUP INCORPORATED+                                                              1,424,878
         41,074    LABRANCHE & COMPANY INCORPORATED+<<                                                                      649,380
         14,036    PIPER JAFFRAY COMPANIES INCORPORATED+                                                                    771,980
         10,741    SWS GROUP INCORPORATED                                                                                   280,877

                                                                                                                          3,127,115
                                                                                                                    ---------------

SOFTWARE - 0.14%
          9,267    EPIQ SYSTEMS INCORPORATED+                                                                               176,073
         12,107    MANTECH INTERNATIONAL CORPORATION CLASS A+                                                               402,195

                                                                                                                            578,268
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.29%
         18,847    APOGEE ENTERPRISES INCORPORATED                                                                          318,137
         13,512    CARBO CERAMICS INCORPORATED<<                                                                            768,968
          9,469    LIBBEY INCORPORATED                                                                                       67,041

                                                                                                                          1,154,146
                                                                                                                    ---------------

TELEPHONE SERVICES - 0.13%
         14,803    COMMONWEALTH TELEPHONE ENTERPRISES INCORPORATED                                                          509,963
                                                                                                                    ---------------

TEXTILE MILL PRODUCTS - 0.65%
         21,504    ALBANY INTERNATIONAL CORPORATION CLASS A                                                                 819,087
         32,496    INTERFACE INCORPORATED+                                                                                  448,770

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TEXTILE MILL PRODUCTS (CONTINUED)
          9,903    OXFORD INDUSTRIES INCORPORATED                                                                   $       506,340
         38,529    WOLVERINE WORLD WIDE INCORPORATED                                                                        852,647

                                                                                                                          2,626,844
                                                                                                                    ---------------

TOBACCO PRODUCTS - 0.07%
         59,037    ALLIANCE ONE INTERNATIONAL INCORPORATED                                                                  286,920
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.77%
         15,825    BRISTOW GROUP INCORPORATED+                                                                              488,993
         22,084    EGL INCORPORATED+<<                                                                                      993,780
         24,519    FRONTIER AIRLINES INCORPORATED+<<                                                                        188,796
         23,685    MESA AIR GROUP INCORPORATED+<<                                                                           270,957
         39,205    SKYWEST INCORPORATED                                                                                   1,147,530

                                                                                                                          3,090,056
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.70%
         24,067    AAR CORPORATION+<<                                                                                       685,428
          8,659    ARCTIC CAT INCORPORATED                                                                                  208,336
         34,957    CLARCOR INCORPORATED                                                                                   1,244,469
         43,212    FLEETWOOD ENTERPRISES INCORPORATED+<<                                                                    482,678
         37,325    GENCORP INCORPORATED+<<                                                                                  767,029
         14,333    GROUP 1 AUTOMOTIVE INCORPORATED                                                                          681,391
         18,023    MONACO COACH CORPORATION                                                                                 241,508
         49,869    OSHKOSH TRUCK CORPORATION                                                                              3,103,847
         28,154    POLARIS INDUSTRIES INCORPORATED<<                                                                      1,536,082
          8,000    STANDARD MOTOR PRODUCTS INCORPORATED<<                                                                    71,040
         15,505    SUPERIOR INDUSTRIES INTERNATIONAL INCORPORATED                                                           300,177
         10,781    TRIUMPH GROUP INCORPORATED+                                                                              477,167
         21,086    WABASH NATIONAL CORPORATION                                                                              416,448
         22,241    WINNEBAGO INDUSTRIES INCORPORATED<<                                                                      674,792

                                                                                                                         10,890,392
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.18%
         13,686    HUB GROUP INCORPORATED CLASS A+                                                                          623,808
         11,959    PEGASUS SOLUTIONS INCORPORATED+                                                                          112,534

                                                                                                                            736,342
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.30%
         17,840    KIRBY CORPORATION+                                                                                     1,215,082
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.53%
         25,811    HAIN CELESTIAL GROUP INCORPORATED+                                                                       675,990
         21,199    MYERS INDUSTRIES INCORPORATED                                                                            338,972
          8,961    NASH FINCH COMPANY<<                                                                                     267,934
         23,223    PERFORMANCE FOOD GROUP COMPANY+<<                                                                        724,325
         15,547    SCHOOL SPECIALTY INCORPORATED+<<                                                                         536,372
         22,650    TRACTOR SUPPLY COMPANY+                                                                                1,502,601

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO

SHARES             SECURITY NAME                                                                                         VALUE
WHOLESALE TRADE NON-DURABLE GOODS (CONTINUED)
         28,427    UNITED NATURAL FOODS INCORPORATED+<<                                                             $       994,092
         21,399    UNITED STATIONERS INCORPORATED+                                                                        1,136,287

                                                                                                                          6,176,573
                                                                                                                    ---------------
WHOLESALE TRADE DURABLE GOODS - 2.73%
          6,605    AM CASTLE & COMPANY                                                                                      194,848
         16,552    APPLIED INDUSTRIAL TECHNOLOGIES INCORPORATED                                                             738,219
         11,947    BARNES GROUP INCORPORATED                                                                                483,854
         19,591    BUILDING MATERIALS HOLDINGS CORPORATION<<                                                                698,223
         14,005    DIGI INTERNATIONAL INCORPORATED+                                                                         163,438
         10,161    DREW INDUSTRIES INCORPORATED+                                                                            361,224
         32,530    INSIGHT ENTERPRISES INCORPORATED+                                                                        715,985
         16,200    KAMAN CORPORATION CLASS A                                                                                407,592
         38,945    KNIGHT TRANSPORTATION INCORPORATED<<                                                                     769,164
          3,110    LAWSON PRODUCTS INCORPORATED                                                                             127,323
          9,421    LENOX GROUP INCORPORATED+                                                                                123,415
         31,236    LKQ CORPORATION+                                                                                         650,021
         27,037    OWENS & MINOR INCORPORATED                                                                               886,002
         36,701    PEP BOYS-MANNY, MOE & JACK                                                                               554,552
         21,311    RELIANCE STEEL & ALUMINUM COMPANY                                                                      2,001,529
         17,100    RYERSON INCORPORATED                                                                                     457,596
         35,643    SCP POOL CORPORATION                                                                                   1,671,990

                                                                                                                         11,004,975
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $267,377,376)                                                                                 394,221,664
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 19.88%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
         27,648    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    27,648
         20,949    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           20,949

                                                                                                                             48,597
                                                                                                                    ---------------

PRINCIPAL                                                                              INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 19.87%
$       289,790    AMERICAN GENERAL FINANCE CORPORATION+/-                                4.78%       04/13/2007            289,909
        120,649    APRECO LLC                                                             4.62        05/15/2006            119,975
        264,063    APRECO LLC                                                             4.94        06/15/2006            261,462
        160,995    ASPEN FUNDING CORPORATION                                              4.92        04/03/2006            160,995
      1,609,946    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                        4.62        11/03/2006          1,609,946
        181,248    ATLAS CAPITAL FUNDING LIMITED                                          4.80        04/17/2006            180,912
        386,387    ATLAS CAPITAL FUNDING LIMITED                                          4.62        05/15/2006            384,227
        804,973    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80        10/20/2006            804,973
        804,973    ATLAS CAPITAL FUNDING LIMITED+/-                                       4.80        12/22/2006            804,973
        128,796    ATOMIUM FUNDING CORPORATION                                            4.53        04/12/2006            128,642
        111,698    BETA FINANCE INCORPORATED SERIES MTN+/-                                4.88        06/02/2006            111,713
     16,035,058    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $16,041,646)                                           4.93        04/03/2006         16,035,058

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       477,961    BUCKINGHAM CDO LLC++                                                   4.60%       04/06/2006    $       477,769
      1,566,992    BUCKINGHAM CDO LLC                                                     4.82        04/21/2006          1,563,263
        804,973    BUCKINGHAM CDO LLC                                                     4.82        04/25/2006            802,630
        837,172    BUCKINGHAM II CDO LLC++                                                4.83        04/25/2006            834,736
      3,219,891    BUCKINGHAM II CDO LLC                                                  4.83        04/26/2006          3,210,103
        965,967    CAIRN HIGH GRADE FUNDING I                                             4.59        04/06/2006            965,581
         77,277    CAIRN HIGH GRADE FUNDING I                                             4.71        04/26/2006             77,042
      1,352,354    CAIRN HIGH GRADE FUNDING I                                             4.83        04/27/2006          1,348,067
        804,973    CAIRN HIGH GRADE FUNDING I++                                           4.83        05/02/2006            801,890
        418,586    CAIRN HIGH GRADE FUNDING I                                             4.77        05/10/2006            416,526
      1,619,122    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78        04/05/2006          1,618,701
        444,345    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69        05/08/2006            442,274
        143,189    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70        05/10/2006            142,484
        643,978    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72        05/12/2006            640,636
        321,989    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90        06/07/2006            319,165
        856,974    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92        06/12/2006            848,876
      1,770,940    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72        04/12/2006          1,770,940
        321,989    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75        04/18/2007            321,989
      1,133,402    CONSOLIDATED EDISON INCORPORATED                                       4.90        04/03/2006          1,133,402
         80,497    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                       4.81        04/13/2006             80,391
        998,166    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                     4.92        05/04/2006            997,667
        804,973    CULLINAN FINANCE CORPORATION+/-                                        4.71        11/15/2006            804,941
        643,978    DEER VALLEY FUNDING LLC++                                              4.51        04/10/2006            643,379
        822,843    DEER VALLEY FUNDING LLC                                                4.81        04/17/2006            821,321
      1,961,783    DEER VALLEY FUNDING LLC                                                4.83        04/19/2006          1,957,624
        418,586    DEER VALLEY FUNDING LLC                                                4.80        05/03/2006            416,924
      1,609,946    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $1,610,595)                                            4.84        04/03/2006          1,609,946
      1,541,974    EIFFEL FUNDING LLC                                                     4.91        04/03/2006          1,541,974
         96,597    EIFFEL FUNDING LLC                                                     4.78        04/17/2006             96,418
      1,159,837    EUREKA SECURITIZATION INCORPORATED                                     4.88        05/16/2006          1,153,203
         26,532    GALLEON CAPITAL LLC                                                    4.65        04/03/2006             26,532
         48,298    GEMINI SECURITIZATION INCORPORATED                                     4.90        05/24/2006             47,969
        772,774    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97        06/30/2006            772,774
      2,307,052    HARRIER FINANCE FUNDING LLC                                            4.62        04/03/2006          2,307,052
        515,183    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03        06/06/2006            515,183
      6,465,856    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $6,468,512)                                            4.93        04/03/2006          6,465,856
         41,859    K2 (USA) LLC                                                           4.63        05/02/2006             41,698
        148,920    K2 (USA) LLC SERIES MTN+/-                                             4.87        07/24/2006            148,957
        482,984    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84        03/20/2007            482,887
         64,398    KLIO II FUNDING CORPORATION                                            4.58        04/05/2006             64,381
         77,599    KLIO III FUNDING CORPORATION                                           4.69        04/19/2006             77,435
         32,199    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62        05/02/2006             32,076
        122,227    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69        05/10/2006            121,626
        804,973    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81        05/26/2006            805,021
         64,398    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68        09/12/2006             64,398

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       193,193    LIQUID FUNDING LIMITED+/-                                               4.94%      04/24/2006    $       193,201
        740,575    LIQUID FUNDING LIMITED+/-                                               4.71       08/14/2006            740,575
        482,984    LIQUID FUNDING LIMITED+/-                                               4.61       12/01/2006            482,984
        193,193    LIQUID FUNDING LIMITED SERIES MTN+/-                                    4.83       02/20/2007            193,184
        321,989    MBIA GLOBAL FUNDING LLC+/-                                              4.78       02/20/2007            321,970
      1,617,995    MERRILL LYNCH & COMPANY SERIES MTN+/-                                   4.80       10/27/2006          1,619,209
        965,967    MORGAN STANLEY+/-                                                       4.94       10/10/2006            965,967
        148,920    MORGAN STANLEY SERIES EXL+/-                                            4.78       08/13/2010            148,960
        554,433    MORTGAGE INTEREST NET TRUST                                             4.68       04/03/2006            554,433
        727,695    MORTGAGE INTEREST NET TRUST                                             4.78       05/03/2006            724,806
         32,199    NATIONWIDE BUILDING SOC+/-                                              4.74       07/21/2006             32,214
        710,083    NEWPORT FUNDING CORPORATION                                             4.92       04/03/2006            710,083
        974,951    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               4.78       04/03/2006            974,951
      1,126,962    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                 4.68       04/04/2006          1,126,815
        143,543    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                 4.93       06/26/2006            141,915
         61,178    NORDEA NORTH AMERICA INCORPORATED                                       4.89       05/15/2006             60,836
      1,698,493    NORTHERN ROCK PLC+/-                                                    4.63       04/21/2006          1,698,255
        127,282    NORTHERN ROCK PLC                                                       4.69       04/24/2006            126,928
      1,609,946    NORTHERN ROCK PLC+/-                                                    4.66       02/05/2007          1,609,962
        130,245    RACERS TRUST 2004-6-MM+/-                                               4.79       05/22/2006            130,263
         32,199    SCALDIS CAPITAL LIMITED                                                 4.93       06/15/2006             31,882
        128,796    TANGO FINANCE CORPORATION                                               4.95       06/21/2006            127,423
        372,316    TANGO FINANCE CORPORATION SERIES MTN+/-                                 4.87       10/25/2006            372,439
        186,142    TRAVELERS INSURANCE COMPANY+/-                                          4.77       02/09/2007            186,138
        804,973    UNICREDITO ITALIANO SERIES LIB+/-                                       4.70       03/09/2007            804,925
        804,973    UNICREDITO ITALIANO SERIES YCD+/-                                       4.47       04/03/2006            804,973
      1,223,559    US BANK NA SERIES BKNT+/-                                               4.66       07/28/2006          1,223,595
        321,989    WHISTLEJACKET CAPITAL LIMITED+/-                                        4.65       06/09/2006            321,989
         32,199    WHITE PINE FINANCE LLC                                                  4.64       04/18/2006             32,135
        160,995    WHITE PINE FINANCE LLC                                                  4.82       05/05/2006            160,309
        131,436    WHITE PINE FINANCE LLC                                                  4.84       05/25/2006            130,523
         98,915    WHITE PINE FINANCE LLC                                                  4.93       06/20/2006             97,874
        849,697    WHITE PINE FINANCE LLC                                                  4.93       06/22/2006            840,520
        804,973    WHITE PINE FINANCE LLC+/-                                               4.70       07/17/2006            804,973
        772,774    WHITE PINE FINANCE LLC SERIES MTN1+/-                                   4.81       06/12/2006            772,843

                                                                                                                         79,996,544
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $80,045,141)                                                               80,045,141
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 1.55%

SHARES

MUTUAL FUND - 1.45%
      5,844,883    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                                             5,844,883
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
US TREASURY BILLS - 0.10%
$        85,000    US TREASURY BILL^#                                                     4.16%       05/11/2006    $        84,606
        315,000    US TREASURY BILL^#                                                     4.48        08/10/2006            309,885

                                                                                                                            394,491

                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $6,239,455)                                                                            6,239,374
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $353,661,972)*                                        119.31%                                                 $   480,506,179

OTHER ASSETS AND LIABILITIES, NET                           (19.31)                                                     (77,780,827)
                                                            ------                                                  ---------------
TOTAL NET ASSETS                                            100.00%                                                 $   402,725,352
                                                            ======                                                  ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $5,844,883.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.64%

APPAREL & ACCESSORY STORES - 1.83%
        136,000    CARTER'S INCORPORATED+                                                                           $     9,178,640
      1,451,600    WET SEAL INCORPORATED CLASS A+                                                                         9,653,140

                                                                                                                         18,831,780
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.83%
        615,400    QUIKSILVER INCORPORATED+                                                                               8,529,444
                                                                                                                    ---------------

BUSINESS SERVICES - 16.15%
        408,500    ACCESS INTEGRATED TECHNOLOGIES INCORPORATED+                                                           5,249,225
        145,400    ADMINISTAFF INCORPORATED                                                                               7,903,944
        664,400    CNET NETWORKS INCORPORATED+                                                                            9,441,124
        474,500    COGENT INCORPORATED+<<                                                                                 8,702,330
        892,500    EPICOR SOFTWARE CORPORATION+                                                                          11,986,275
        581,500    GERBER SCIENTIFIC INCORPORATED                                                                         6,012,710
        557,100    HUDSON HIGHLAND GROUP INCORPORATED+                                                                   10,551,474
        238,250    HYPERION SOLUTIONS CORPORATION+                                                                        7,766,950
      1,169,200    LIONBRIDGE TECHNOLOGIES INCORPORATED+                                                                  9,248,372
        207,600    MARCHEX INCORPORATED CLASS B+                                                                          4,463,400
        803,200    OPSWARE INCORPORATED+                                                                                  6,883,424
        837,040    PARAMETRIC TECHNOLOGY CORPORATION+                                                                    13,668,863
        421,800    PDF SOLUTIONS INCORPORATED+                                                                            7,980,456
        338,600    PERFICIENT INCORPORATED+                                                                               3,931,146
        782,000    QUEST SOFTWARE INCORPORATED+                                                                          13,059,400
      1,269,200    TIBCO SOFTWARE INCORPORATED+<<                                                                        10,610,512
        470,500    ULTIMATE SOFTWARE GROUP INCORPORATED+                                                                 12,162,425
        164,100    WEBEX COMMUNICATIONS INCORPORATED+                                                                     5,525,247
        427,400    WITNESS SYSTEMS INCORPORATED+                                                                         10,855,960

                                                                                                                        166,003,237
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 9.55%
        423,300    ALKERMES INCORPORATED+                                                                                 9,333,765
        567,300    CARDIOME PHARMA CORPORATION+                                                                           7,204,710
        425,300    CONNECTICS CORPORATION+                                                                                7,200,329
        543,000    ENCYSIVE PHARMACEUTICALS INCORPORATED+                                                                 2,655,270
        728,400    GENITOPE CORPORATION+                                                                                  6,337,080
        183,350    NEUROCRINE BIOSCIENCES INCORPORATED+                                                                  11,833,409
        328,400    NUVELO INCORPORATED+<<                                                                                 5,852,088
        515,200    ONYX PHARMACEUTICALS INCORPORATED+                                                                    13,529,152
        349,800    PDL BIOPHARMA INCORPORATED+<<                                                                         11,473,440
        997,500    SANTARUS INCORPORATED+<<                                                                               7,451,325
        599,900    SOLEXA INCORPORATED+<<                                                                                 5,987,002
        427,300    ZYMOGENETICS INCORPORATED+                                                                             9,238,226

                                                                                                                         98,095,796
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMUNICATIONS - 1.07%
        176,500    CHINA GRENTECH CORPORATION LIMITED ADR+                                                          $     3,018,150
      1,587,200    EXTREME NETWORKS INCORPORATED+                                                                         7,967,744

                                                                                                                         10,985,894
                                                                                                                    ---------------

COMPUTER SOFTWARE & SERVICES - 0.20%
        164,700    NESS TECHNOLOGIES INCORPORATED+                                                                        2,073,573
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.47%
        276,500    MORTON'S RESTAURANT GROUP INCORPORATED+                                                                4,805,570
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 0.73%
        253,500    CLEAN HARBORS INCORPORATED+                                                                            7,521,345
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 12.80%
        873,300    ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED+<<                                                         9,955,620
        523,300    ADVANCED ENERGY INDUSTRIES INCORPORATED+                                                               7,394,229
        242,300    ATHEROS COMMUNICATIONS INCORPORATED+                                                                   6,345,837
        281,300    DSP GROUP INCORPORATED+                                                                                8,160,513
      1,227,600    INTEGRATED DEVICE TECHNOLOGY INCORPORATED+                                                            18,242,136
        516,600    MATTSON TECHNOLOGY INCORPORATED+                                                                       6,199,200
        147,300    NICE SYSTEMS LIMITED SPONSORED ADR+                                                                    7,506,408
        211,200    ON TRACK INNOVATIONS LIMITED+<<                                                                        2,650,560
        599,400    OPENWAVE SYSTEMS INCORPORATED+                                                                        12,935,052
        372,100    OSI SYSTEMS INCORPORATED+                                                                              7,862,473
      1,176,700    PMC-SIERRA INCORPORATED+<<                                                                            14,461,643
        412,400    RADYNE COMSTREAME INCORPORATED+                                                                        6,586,028
        447,500    TEKELEC+                                                                                               6,188,925
        305,100    TESSERA TECHNOLOGIES INCORPORATED+                                                                     9,787,608
        260,100    VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES INCORPORATED+                                                7,303,608

                                                                                                                        131,579,840
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 5.46%
        219,200    CORE LABORATORIES NV+                                                                                 10,422,960
        305,000    DIGITAS INCORPORATED+                                                                                  4,392,000
        214,700    GEN-PROBE INCORPORATED+<<                                                                             11,834,264
        480,100    KERYX BIOPHARMACEUTICALS INCORPORATED+                                                                 9,174,711
        177,100    LIFECELL CORPORATION+                                                                                  3,993,605
        260,200    PHARMACEUTICAL PRODUCT DEVELOPMENT INCORPORATED                                                        9,005,522
        261,100    SYMYX TECHNOLOGIES INCORPORATED+                                                                       7,242,914

                                                                                                                         56,065,976
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.90%
        154,100    NCI BUILDING SYSTEMS INCORPORATED+<<                                                                   9,210,557
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 0.33%
        153,100    ALTUS PHARMACEUTICALS INCORPORATED+                                                                    3,357,483
                                                                                                                    ---------------

FURNITURE & FIXTURES - 1.06%
        643,200    LA-Z-BOY INCORPORATED                                                                                 10,934,400
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
GENERAL MERCHANDISE STORES - 1.89%
        645,700    BIG LOTS INCORPORATED+                                                                           $     9,013,972
        154,600    BON TON STORES INCORPORATED<<                                                                          5,001,310
        370,100    RETAIL VENTURES INCORPORATED+                                                                          5,425,666

                                                                                                                         19,440,948
                                                                                                                    ---------------

HEALTH SERVICES - 2.72%
        258,500    COMMUNITY HEALTH SYSTEMS INCORPORATED+                                                                 9,344,775
      1,085,900    HUMAN GENOME SCIENCES INCORPORATED+<<                                                                 11,803,733
        430,600    VALEANT PHARMACEUTICALS INTERNATIONAL                                                                  6,825,010

                                                                                                                         27,973,518
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.39%
        362,800    CAPITAL LEASE FUNDING INCORPORATED                                                                     4,023,452
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.58%
        548,600    KNOLL INCORPORATED                                                                                    11,696,152
        798,500    RESTORATION HARDWARE INCORPORATED+                                                                     4,543,465

                                                                                                                         16,239,617
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.70%
        157,600   GAYLORD ENTERTAINMENT COMPANY+                                                                          7,151,888
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.09%
        715,300    NUANCE COMMUNICATIONS INCORPORATED+                                                                    8,447,693
        114,300    RACKABLE SYSTEMS INCORPORATED+<<                                                                       6,040,755
        481,100    SIGMA DESIGNS INCORPORATED+<<                                                                          7,019,249

                                                                                                                         21,507,697
                                                                                                                    ---------------

INSURANCE CARRIERS - 1.40%
        318,600    AXIS CAPITAL HOLDINGS LIMITED                                                                          9,526,140
        259,100    HEALTHSPRING INCORPORATED+<<                                                                           4,821,851

                                                                                                                         14,347,991
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 10.98%
        237,500    COHERENT INCORPORATED+<<                                                                               8,338,625
        202,200    DEXCOM INCORPORATED+<<                                                                                 4,098,594
        306,100    ESTERLINE TECHNOLOGIES CORPORATION+                                                                   13,085,775
        223,300    FORMFACTOR INCORPORATED+                                                                               8,780,156
        456,900    ILLUMINA INCORPORATED+                                                                                10,851,375
        768,500    INPUT OUTPUT INCORPORATED+<<                                                                           7,462,135
        264,500    INTEGRA LIFESCIENCES HOLDINGS+                                                                        10,839,210
      1,487,500    LTX CORPORATION+                                                                                       8,032,500
        240,000    NEXTEST SYSTEMS CORPORATION+                                                                           3,890,400
        155,900    NOVATEL INCORPORATED+                                                                                  5,748,033
        225,000    NUCRYST PHARMACEUTICALS CORPORATION+                                                                   2,335,500
        332,700    RUDOLPH TECHNOLOGIES INCORPORATED+                                                                     5,672,535
         94,200    SONOSITE INCORPORATED+                                                                                 3,828,288

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                      VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (CONTINUED)
        674,100    THORATEC LABS CORPORATION+                                                                       $    12,989,907
        348,600    WRIGHT MEDICAL GROUP INCORPORATED+                                                                     6,884,850

                                                                                                                        112,837,883
                                                                                                                    ---------------

METAL MINING - 1.17%
        784,700    NOVAGOLD RESOURCES INCORPORATED+<<                                                                    12,005,910
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 3.36%
        320,900    AC MOORE ARTS & CRAFTS INCORPORATED+                                                                   5,904,560
        397,900    CKX INCORPORATED+                                                                                      5,200,553
        480,500    DOLLAR TREE STORES INCORPORATED+<<                                                                    13,295,435
        249,800    WORLD FUEL SERVICES CORPORATION                                                                       10,101,912

                                                                                                                         34,502,460
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.37%
        566,311    CAPITALSOURCE INCORPORATED<<                                                                          14,089,818
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 5.54%
        272,400    BASIC ENERGY SERVICES INCORPORATED+                                                                    8,117,520
        385,700    BOIS D' ARC ENERGY INCORPORATED+                                                                       6,421,905
        248,800    BRONCO DRILLING COMPANY INCORPORATED+                                                                  6,543,440
      1,001,500    PETROHAWK ENERGY CORPORATION+                                                                         13,720,550
        231,500    PIONEER NATURAL RESOURCES COMPANY<<                                                                   10,243,875
        799,000    WARREN RESOURCES INCORPORATED+<<                                                                      11,905,100

                                                                                                                         56,952,390
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 1.84%
        125,500    CHAPARRAL STEEL COMPANY+                                                                               8,147,460
        196,900    RTI INTERNATIONAL METALS INCORPORATED+<<                                                              10,799,965

                                                                                                                         18,947,425
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.65%
        217,800    GENESEE & WYOMING INCORPORATED+                                                                        6,682,104
                                                                                                                    ---------------

SOCIAL SERVICES - 0.57%
        179,900    PROVIDENCE SERVICE CORPORATION+                                                                        5,850,348
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.26%
        233,800    APOGEE ENTERPRISES INCORPORATED                                                                        3,946,544
        621,700    US CONCRETE INCORPORATED+                                                                              8,989,782
                                                                                                                         12,936,326
                                                                                                                    ---------------

TEXTILE MILL PRODUCTS - 1.31%
        262,400    OXFORD INDUSTRIES INCORPORATED                                                                        13,416,512
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 2.43%
        120,300    ATLAS AIR WORLDWIDE HOLDINGS INCORPORATED+                                                             5,666,130
        182,300    CHC HELICOPTER CORPORATION                                                                             4,639,535

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TRANSPORTATION BY AIR (CONTINUED)
        527,600    REPUBLIC AIRWAYS HOLDINGS INCORPORATED+<<                                                        $     7,813,756
        170,500    US AIRWAYS GROUP INCORPORATED+<<                                                                       6,820,000

                                                                                                                         24,939,421
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 0.63%
        336,700    COMMERCIAL VEHICLE GROUP INCORPORATED+                                                                 6,468,007
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.64%
        246,600    HERBALIFE LIMITED+                                                                                     8,327,682
        286,100    NASH FINCH COMPANY                                                                                     8,554,390

                                                                                                                         16,882,072
                                                                                                                    ---------------

WHOLESALE TRADE DURABLE GOODS - 2.74%
        367,500    AVNET INCORPORATED+                                                                                    9,327,150
        318,900    CYTYC CORPORATION+<<                                                                                   8,986,602
        470,900    LKQ CORPORATION+                                                                                       9,799,429

                                                                                                                         28,113,181
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $820,281,439)                                                                               1,003,303,863
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 10.04%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
         35,616    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    35,616
         26,987    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           26,987

                                                                                                                             62,603
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 10.03%
$       373,305    AMERICAN GENERAL FINANCE CORPORATION+/-                                 4.78%       04/13/2007   $       373,458
        155,419    APRECO LLC                                                              4.62        05/15/2006           154,551
        340,164    APRECO LLC                                                              4.94        06/15/2006           336,813
        207,392    ASPEN FUNDING CORPORATION                                               4.92        04/03/2006           207,392
      2,073,918    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                         4.62        11/03/2006         2,073,918
        233,482    ATLAS CAPITAL FUNDING LIMITED                                           4.80        04/17/2006           233,050
        497,740    ATLAS CAPITAL FUNDING LIMITED                                           4.62        05/15/2006           494,958
      1,036,959    ATLAS CAPITAL FUNDING LIMITED+/-                                        4.80        10/20/2006         1,036,959
      1,036,959    ATLAS CAPITAL FUNDING LIMITED+/-                                        4.80        12/22/2006         1,036,959
        165,913    ATOMIUM FUNDING CORPORATION                                             4.53        04/12/2006           165,716
        143,888    BETA FINANCE INCORPORATED SERIES MTN+/-                                 4.88        06/02/2006           143,907
     20,656,225    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $20,664,711)                                            4.93        04/03/2006        20,656,225
        615,705    BUCKINGHAM CDO LLC++                                                    4.60        04/06/2006           615,459
      2,018,586    BUCKINGHAM CDO LLC                                                      4.82        04/21/2006         2,013,782
      1,036,959    BUCKINGHAM CDO LLC                                                      4.82        04/25/2006         1,033,942
      1,078,437    BUCKINGHAM II CDO LLC++                                                 4.83        04/25/2006         1,075,299
      4,147,836    BUCKINGHAM II CDO LLC                                                   4.83        04/26/2006         4,135,227

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,244,351    CAIRN HIGH GRADE FUNDING I                                             4.59%       04/06/2006    $     1,243,853
         99,548    CAIRN HIGH GRADE FUNDING I                                             4.71        04/26/2006             99,245
      1,742,091    CAIRN HIGH GRADE FUNDING I                                             4.83        04/27/2006          1,736,569
      1,036,959    CAIRN HIGH GRADE FUNDING I++                                           4.83        05/02/2006          1,032,988
        539,219    CAIRN HIGH GRADE FUNDING I                                             4.77        05/10/2006            536,566
      2,085,740    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.78        04/05/2006          2,085,197
        572,401    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.69        05/08/2006            569,734
        184,454    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.70        05/10/2006            183,547
        829,567    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.72        05/12/2006            825,262
        414,784    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.90        06/07/2006            411,146
      1,103,947    CEDAR SPRINGS CAPITAL COMPANY LLC++                                    4.92        06/12/2006          1,093,514
      2,281,310    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.72        04/12/2006          2,281,310
        414,784    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                   4.75        04/18/2007            414,784
      1,460,038    CONSOLIDATED EDISON INCORPORATED                                       4.90        04/03/2006          1,460,038
        103,696    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                       4.81        04/13/2006            103,559
      1,285,829    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                     4.92        05/04/2006          1,285,186
      1,036,959    CULLINAN FINANCE CORPORATION+/-                                        4.71        11/15/2006          1,036,918
        829,567    DEER VALLEY FUNDING LLC++                                              4.51        04/10/2006            828,796
      1,059,980    DEER VALLEY FUNDING LLC                                                4.81        04/17/2006          1,058,019
      2,527,152    DEER VALLEY FUNDING LLC                                                4.83        04/19/2006          2,521,795
        539,219    DEER VALLEY FUNDING LLC                                                4.80        05/03/2006            537,078
      2,073,918    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $2,074,754)                                            4.84        04/03/2006          2,073,918
      1,986,357    EIFFEL FUNDING LLC                                                     4.91        04/03/2006          1,986,357
        124,435    EIFFEL FUNDING LLC                                                     4.78        04/17/2006            124,205
      1,494,092    EUREKA SECURITIZATION INCORPORATED                                     4.88        05/16/2006          1,485,546
         34,178    GALLEON CAPITAL LLC                                                    4.65        04/03/2006             34,178
         62,218    GEMINI SECURITIZATION INCORPORATED                                     4.90        05/24/2006             61,794
        995,481    GOLDMAN SACHS GROUP INCORPORATED+/-                                    4.97        06/30/2006            995,481
      2,971,925    HARRIER FINANCE FUNDING LLC                                            4.62        04/03/2006          2,971,925
        663,654    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.03        06/06/2006            663,654
      8,329,260    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $8,332,682)                                            4.93        04/03/2006          8,329,260
         53,922    K2 (USA) LLC                                                           4.63        05/02/2006             53,715
        191,837    K2 (USA) LLC SERIES MTN+/-                                             4.87        07/24/2006            191,885
        622,175    KAUPTHING BANK HF SERIES MTN+/-++                                      4.84        03/20/2007            622,051
         82,957    KLIO II FUNDING CORPORATION                                            4.58        04/05/2006             82,935
         99,963    KLIO III FUNDING CORPORATION                                           4.69        04/19/2006             99,751
         41,478    LEXINGTON PARKER CAPITAL CORPORATION                                   4.62        05/02/2006             41,320
        157,452    LEXINGTON PARKER CAPITAL CORPORATION                                   4.69        05/10/2006            156,677
      1,036,959    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                 4.81        05/26/2006          1,037,021
         82,957    LINKS FINANCE LLC SERIES MTN1+/-                                       4.68        09/12/2006             82,958
        248,870    LIQUID FUNDING LIMITED+/-                                              4.94        04/24/2006            248,880
        954,002    LIQUID FUNDING LIMITED+/-                                              4.71        08/14/2006            954,002
        622,175    LIQUID FUNDING LIMITED+/-                                              4.61        12/01/2006            622,175
        248,870    LIQUID FUNDING LIMITED SERIES MTN+/-                                   4.83        02/20/2007            248,858
        414,784    MBIA GLOBAL FUNDING LLC+/-                                             4.78        02/20/2007            414,759

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     2,084,288    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  4.80%       10/27/2006    $     2,085,851
      1,244,351    MORGAN STANLEY+/-                                                      4.94        10/10/2006          1,244,351
        191,837    MORGAN STANLEY SERIES EXL+/-                                           4.78        08/13/2010            191,889
        714,216    MORTGAGE INTEREST NET TRUST                                            4.68        04/03/2006            714,216
        937,411    MORTGAGE INTEREST NET TRUST                                            4.78        05/03/2006            933,690
         41,478    NATIONWIDE BUILDING SOC+/-                                             4.74        07/21/2006             41,498
        914,722    NEWPORT FUNDING CORPORATION                                            4.92        04/03/2006            914,722
      1,255,923    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                              4.78        04/03/2006          1,255,923
      1,451,743    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.68        04/04/2006          1,451,554
        184,911    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                4.93        06/26/2006            182,814
         78,809    NORDEA NORTH AMERICA INCORPORATED                                      4.89        05/15/2006             78,368
      2,187,984    NORTHERN ROCK PLC+/-                                                   4.63        04/21/2006          2,187,677
        163,964    NORTHERN ROCK PLC                                                      4.69        04/24/2006            163,508
      2,073,918    NORTHERN ROCK PLC+/-                                                   4.66        02/05/2007          2,073,939
        167,780    RACERS TRUST 2004-6-MM+/-                                              4.79        05/22/2006            167,804
         41,478    SCALDIS CAPITAL LIMITED                                                4.93        06/15/2006             41,070
        165,913    TANGO FINANCE CORPORATION                                              4.95        06/21/2006            164,145
        479,614    TANGO FINANCE CORPORATION SERIES MTN+/-                                4.87        10/25/2006            479,773
        239,786    TRAVELERS INSURANCE COMPANY+/-                                         4.77        02/09/2007            239,782
      1,036,959    UNICREDITO ITALIANO SERIES LIB+/-                                      4.70        03/09/2007          1,036,897
      1,036,959    UNICREDITO ITALIANO SERIES YCD+/-                                      4.47        04/03/2006          1,036,959
      1,576,178    US BANK NA SERIES BKNT+/-                                              4.66        07/28/2006          1,576,225
        414,784    WHISTLEJACKET CAPITAL LIMITED+/-                                       4.65        06/09/2006            414,784
         41,478    WHITE PINE FINANCE LLC                                                 4.64        04/18/2006             41,396
        207,392    WHITE PINE FINANCE LLC                                                 4.82        05/05/2006            206,508
        169,315    WHITE PINE FINANCE LLC                                                 4.84        05/25/2006            168,138
        127,422    WHITE PINE FINANCE LLC                                                 4.93        06/20/2006            126,080
      1,094,573    WHITE PINE FINANCE LLC                                                 4.93        06/22/2006          1,082,751
      1,036,959    WHITE PINE FINANCE LLC+/-                                              4.70        07/17/2006          1,036,959
        995,481    WHITE PINE FINANCE LLC SERIES MTN1+/-                                  4.81        06/12/2006            995,570

                                                                                                                        103,050,865
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $103,113,468)                                                             103,113,468
                                                                                                                    ---------------

SHARES

WARRANTS - 0.00%
         36,152    TIMCO AVIATION SERVICES INCORPORATED+(A)                                                                       5
TOTAL WARRANTS (COST $0)                                                                                                          5
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
SHORT-TERM INVESTMENTS - 3.71%
     38,116,747    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                                       $    38,116,747
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $38,116,747)                                                                          38,116,747
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $961,511,654)*                                        111.39%                                                 $ 1,144,534,083
OTHER ASSETS AND LIABILITIES, NET                           (11.39)                                                    (117,006,457)
                                                            ------                                                  ---------------
TOTAL NET ASSETS                                            100.00%                                                 $ 1,027,527,626
                                                            ======                                                  ===============


+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $38,116,747.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 95.89%

APPAREL & ACCESSORY STORES - 4.00%
        254,930    AEROPOSTALE INCORPORATED+                                                                        $     7,688,689
        209,200    CACHE INCORPORATED+                                                                                    3,836,728
        242,390    DSW INCORPORATED+<<                                                                                    7,591,655
        400,510    HOT TOPIC INCORPORATED+                                                                                5,807,395

                                                                                                                         24,924,467
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.93%
        172,170    MARINEMAX INCORPORATED+<<                                                                              5,771,138
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 1.12%
        154,046    DOLLAR THRIFTY AUTOMOTIVE GROUP INCORPORATED+                                                          6,993,688
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 2.29%
        277,760    PERINI CORPORATION+<<                                                                                  8,435,571
        210,150    WCI COMMUNITIES INCORPORATED+<<                                                                        5,846,373

                                                                                                                         14,281,944
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.62%
        168,990    BUILDERS FIRSTSOURCE INCORPORATED+                                                                     3,837,763
                                                                                                                    ---------------

BUSINESS SERVICES - 6.65%
        182,270    ASSET ACCEPTANCE CAPITAL CORPORATION+                                                                  3,548,797
        283,320    AVOCENT CORPORATION+                                                                                   8,992,577
        365,090    BISYS GROUP INCORPORATED+                                                                              4,921,413
        286,990    NCO GROUP INCORPORATED+                                                                                6,816,013
        302,580    RENT-A-CENTER INCORPORATED+                                                                            7,743,022
        261,540    SYNNEX CORPORATION+                                                                                    4,854,182
        191,000    TAL INTERNATIONAL GROUP INCORPORATED+<<                                                                4,605,010

                                                                                                                         41,481,014
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 5.22%
        457,220    CF INDUSTRIES HOLDINGS INCORPORATED<<                                                                  7,768,168
        128,510    CYTEC INDUSTRIES INCORPORATED                                                                          7,711,885
         95,410    DIAGNOSTIC PRODUCTS CORPORATION                                                                        4,544,378
        234,880    FIRST HORIZON PHARMACEUTICAL CORPORATION+<<                                                            5,921,325
        541,380    PRESTIGE BRANDS HOLDINGS INCORPORATED+                                                                 6,588,595

                                                                                                                         32,534,351
                                                                                                                    ---------------

COMMUNICATIONS - 3.33%
      1,505,380    CINCINNATI BELL INCORPORATED+<<                                                                        6,804,318
        332,290    IOWA TELECOMMUNICATIONS SERVICES INCORPORATED                                                          6,340,093
        580,200    VALOR COMMUNICATIONS GROUP INCORPORATED                                                                7,635,432

                                                                                                                         20,779,843
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 11.23%
        512,120    BANKATLANTIC BANCORP INCORPORATED CLASS A                                                              7,369,407
        347,590    COMMERCIAL CAPITAL BANCORPORATION INCORPORATED                                                         4,887,115
        129,480    CULLEN FROST BANKERS INCORPORATED                                                                      6,959,550

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
        328,050    DIME COMMUNITY BANCSHARES                                                                        $     4,714,079
        130,110    FIRST REPUBLIC BANK                                                                                    4,920,760
        303,940    FRANKLIN BANK CORPORATION+                                                                             5,844,766
        145,460    INVESTORS FINANCIAL SERVICES CORPORATION<<                                                             6,817,710
        162,740    PFF BANCORP INCORPORATED                                                                               5,485,966
        351,630    PROVIDENT FINANCIAL SERVICES INCORPORATED                                                              6,364,503
        213,560    SOUTH FINANCIAL GROUP INCORPORATED                                                                     5,584,594
        236,800    SUSQUEHANNA BANCSHARES INCORPORATED                                                                    6,102,336
        173,680    UMPQUA HOLDINGS CORPORATION                                                                            4,949,880

                                                                                                                         70,000,666
                                                                                                                    ---------------

EATING & DRINKING PLACES - 3.22%
        720,410    CKE RESTAURANTS INCORPORATED<<                                                                        12,535,134
        213,800    LANDRY'S RESTAURANTS INCORPORATED<<                                                                    7,553,554

                                                                                                                         20,088,688
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 0.73%
        205,000    CLECO CORPORATION                                                                                      4,577,651

                                                                                                                          4,577,651
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 7.80%
        432,100    AMIS HOLDINGS INCORPORATED+                                                                            3,914,826
        314,600    FAIRCHILD SEMICONDUCTOR INTERNATIONAL INCORPORATED+<<                                                  5,999,422
        723,590    GRAFTECH INTERNATIONAL LIMITED+                                                                        4,413,899
        439,030    GSI LUMONICS INCORPORATED+                                                                             4,851,282
        271,770    HUTCHINSON TECHNOLOGY INCORPORATED+<<                                                                  8,199,301
        360,850    MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                 5,845,770
        345,600    PHOTRONICS INCORPORATED+                                                                               6,483,456
        183,910    PORTALPLAYER INCORPORATED+<<                                                                           4,088,319
        232,500    WESTAR ENERGY INCORPORATED                                                                             4,838,325

                                                                                                                         48,634,600
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.42%
        136,640    LECG CORPORATION+                                                                                      2,633,053
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.91%
        574,990    JACUZZI BRANDS INCORPORATED+                                                                           5,652,152
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.54%
        582,470    HERCULES INCORPORATED+                                                                                 8,038,086
         87,720    PREMIUM STANDARD FARMS INCORPORATED                                                                    1,539,486

                                                                                                                          9,577,572
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.92%
        233,600    FURNITURE BRANDS INTERNATIONAL INCORPORATED<<                                                          5,725,536
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HEALTH SERVICES - 2.80%
        174,780    APRIA HEALTHCARE GROUP INCORPORATED+                                                             $     4,016,444
        125,160    GENESIS HEALTHCARE CORPORATION+                                                                        5,499,530
        196,650    MAGELLAN HEALTH SERVICES INCORPORATED+                                                                 7,958,426

                                                                                                                         17,474,400
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 7.74%
        251,870    AMERICAN CAMPUS COMMUNITIES                                                                            6,525,952
        271,460    BIOMED REALTY TRUST INCORPORATED                                                                       8,046,074
        236,690    EQUITY ONE INCORPORATED                                                                                5,813,106
        347,690    FELCOR LODGING TRUST INCORPORATED<<                                                                    7,336,259
        363,730    STRATEGIC HOTELS & RESORTS INCORPORATED                                                                8,467,635
        236,160    SUNSTONE HOTEL INVESTORS INCORPORATED                                                                  6,841,555
        259,820    U-STORE-IT TRUST                                                                                       5,235,373

                                                                                                                         48,265,954
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.87%
        315,690    COST PLUS INCORPORATED+<<                                                                              5,398,299
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.95%
        130,820    GAYLORD ENTERTAINMENT COMPANY+<<                                                                       5,936,612
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.48%
        340,700    AGCO CORPORATION+<<                                                                                    7,066,118
        620,430    DOT HILL SYSTEMS CORPORATION+                                                                          4,405,053
        479,060    EMULEX CORPORATION+                                                                                    8,187,136
        313,852    SPARTECH CORPORATION                                                                                   7,532,448
        215,390    TIMKEN COMPANY                                                                                         6,950,635

                                                                                                                         34,141,390
                                                                                                                    ---------------

INSURANCE CARRIERS - 5.73%
        391,950    AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY<<                                                      5,620,563
        155,560    ARGONAUT GROUP INCORPORATED+                                                                           5,530,158
        178,650    ASSURED GUARANTY LIMITED                                                                               4,466,250
        117,340    INFINITY PROPERTY & CASUALTY CORPORATION                                                               4,897,771
        161,600    MOLINA HEALTHCARE INCORPORATED+                                                                        5,408,752
        182,630    PLATINUM UNDERWRITERS HOLDINGS LIMITED<<                                                               5,314,533
        292,090    UNIVERSAL AMERICAN FINANCIAL CORPORATION+                                                              4,498,186

                                                                                                                         35,736,213
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.56%
        167,200    ARMOR HOLDINGS INCORPORATED+                                                                           9,746,088
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 0.77%
        222,200    SPECTRUM BRANDS INCORPORATED+<<                                                                        4,826,184
                                                                                                                    ---------------

OIL & GAS - 0.67%
        324,220    COMPTON PETROLEUM CORPORATION+<<                                                                       4,162,985
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
OIL & GAS EXTRACTION - 1.86%
        277,480    BRIGHAM EXPLORATION COMPANY+                                                                     $     2,430,725
        402,970    KEY ENERGY SERVICES INCORPORATED+                                                                      6,145,292
         52,610    OCEANEERING INTERNATIONAL INCORPORATED+                                                                3,014,553

                                                                                                                         11,590,570
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.33%
        218,450    XERIUM TECHNOLOGIES INCORPORATED                                                                       2,051,245
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 1.32%
        270,840    GENERAL CABLE CORPORATION+                                                                             8,214,577
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.76%
        380,230    JOURNAL COMMUNICATIONS INCORPORATED CLASS A                                                            4,714,852
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.67%
        222,350    COLUMBIA EQUITY TRUST INCORPORATED                                                                     3,908,913
        148,200    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST                                                              6,520,800

                                                                                                                         10,429,713
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.88%
        280,550    APPLIED FILMS CORPORATION+                                                                             5,451,086
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.04%
        175,230    CABOT MICROELECTRONICS CORPORATION+<<                                                                  6,501,033
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 5.61%
        319,280    AFTERMARKET TECHNOLOGY CORPORATION+                                                                    7,218,921
        171,820    AMERICAN AXLE AND MANAUFACTURING HOLDINGS<<                                                            2,943,277
        388,390    ARVIN INDUSTRIES INCORPORATED<<                                                                        5,790,895
        449,150    FLEETWOOD ENTERPRISES INCORPORATED+<<                                                                  5,017,005
        380,960    ORBITAL SCIENCES CORPORATION+<<                                                                        6,026,787
        368,930    TENNECO AUTOMOTIVE INCORPORATED+                                                                       8,002,092

                                                                                                                         34,998,977
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 1.02%
        153,970    GATX CORPORATION                                                                                       6,357,422
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.29%
        258,010    PERFORMANCE FOOD GROUP COMPANY+<<                                                                      8,047,332
                                                                                                                    ---------------

WHOLESALE TRADE DURABLE GOODS - 2.61%
        269,030    ADESA INCORPORATED                                                                                     7,193,862
        228,870    INTERLINE BRANDS INCORPORATED+                                                                         5,774,390
        221,880    WEST MARINE INCORPORATED+<<                                                                            3,330,419

                                                                                                                         16,298,671
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $508,444,752)                                                                                 597,837,729
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
COLLATERAL FOR SECURITIES LENDING - 20.42%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
         43,973   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                            $        43,973
         33,320   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                            33,320

                                                                                                                             77,293
                                                                                                                    ---------------

PRINCIPAL                                                                           INTEREST RATE    MATURITY DATE

COLLATERAL INVESTED IN OTHER ASSETS - 20.41%
$       460,903    AMERICAN GENERAL FINANCE CORPORATION+/-                              4.78%          04/13/2007           461,092
        191,889    APRECO LLC                                                           4.62           05/15/2006           190,817
        419,985    APRECO LLC                                                           4.94           06/15/2006           415,848
        256,057    ASPEN FUNDING CORPORATION                                            4.92           04/03/2006           256,057
      2,560,573    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-                      4.62           11/03/2006         2,560,573
        288,269    ATLAS CAPITAL FUNDING LIMITED                                        4.80           04/17/2006           287,736
        614,538    ATLAS CAPITAL FUNDING LIMITED                                        4.62           05/15/2006           611,102
      1,280,287    ATLAS CAPITAL FUNDING LIMITED+/-                                     4.80           10/20/2006         1,280,287
      1,280,287    ATLAS CAPITAL FUNDING LIMITED+/-                                     4.80           12/22/2006         1,280,287
        204,846    ATOMIUM FUNDING CORPORATION                                          4.53           04/12/2006           204,602
        177,653    BETA FINANCE INCORPORATED SERIES MTN+/-                              4.88           06/02/2006           177,676
     25,503,311    BNP PARIBAS REPURCHASE AGREEMENT
                   (MATURITY VALUE $25,513,789)                                         4.93           04/03/2006        25,503,311
        760,183    BUCKINGHAM CDO LLC++                                                 4.60           04/06/2006           759,879
      2,492,257    BUCKINGHAM CDO LLC                                                   4.82           04/21/2006         2,486,326
      1,280,287    BUCKINGHAM CDO LLC                                                   4.82           04/25/2006         1,276,561
      1,331,498    BUCKINGHAM II CDO LLC++                                              4.83           04/25/2006         1,327,624
      5,121,147    BUCKINGHAM II CDO LLC                                                4.83           04/26/2006         5,105,578
      1,536,344    CAIRN HIGH GRADE FUNDING I                                           4.59           04/06/2006         1,535,729
        122,908    CAIRN HIGH GRADE FUNDING I                                           4.71           04/26/2006           122,534
      2,150,882    CAIRN HIGH GRADE FUNDING I                                           4.83           04/27/2006         2,144,063
      1,280,287    CAIRN HIGH GRADE FUNDING I++                                         4.83           05/02/2006         1,275,383
        665,749    CAIRN HIGH GRADE FUNDING I                                           4.77           05/10/2006           662,474
      2,575,169    CEDAR SPRINGS CAPITAL COMPANY LLC                                    4.78           04/05/2006         2,574,499
        706,718    CEDAR SPRINGS CAPITAL COMPANY LLC                                    4.69           05/08/2006           703,425
        227,737    CEDAR SPRINGS CAPITAL COMPANY LLC                                    4.70           05/10/2006           226,617
      1,024,229    CEDAR SPRINGS CAPITAL COMPANY LLC                                    4.72           05/12/2006         1,018,914
        512,115    CEDAR SPRINGS CAPITAL COMPANY LLC                                    4.90           06/07/2006           507,623
      1,362,993    CEDAR SPRINGS CAPITAL COMPANY LLC++                                  4.92           06/12/2006         1,350,113
      2,816,631    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                 4.72           04/12/2006         2,816,631
        512,115    CONCORD MINUTEMEN CAPITAL COMPANY+/-                                 4.75           04/18/2007           512,115
      1,802,644    CONSOLIDATED EDISON INCORPORATED                                     4.90           04/03/2006         1,802,644
        128,029    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED                     4.81           04/13/2006           127,860
      1,587,555    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                   4.92           05/04/2006         1,586,762
      1,280,287    CULLINAN FINANCE CORPORATION+/-                                      4.71           11/15/2006         1,280,235
      1,024,229    DEER VALLEY FUNDING LLC++                                            4.51           04/10/2006         1,023,277
      1,308,709    DEER VALLEY FUNDING LLC                                              4.81           04/17/2006         1,306,288
      3,120,161    DEER VALLEY FUNDING LLC                                              4.83           04/19/2006         3,113,546
        665,749    DEER VALLEY FUNDING LLC                                              4.80           05/03/2006           663,106

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE    MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     2,560,573    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $2,561,606)                                          4.84%          04/03/2006   $     2,560,573
      2,452,466    EIFFEL FUNDING LLC                                                   4.91           04/03/2006         2,452,466
        153,634    EIFFEL FUNDING LLC                                                   4.78           04/17/2006           153,350
      1,844,688    EUREKA SECURITIZATION INCORPORATED                                   4.88           05/16/2006         1,834,137
         42,198    GALLEON CAPITAL LLC                                                  4.65           04/03/2006            42,198
         76,817    GEMINI SECURITIZATION INCORPORATED                                   4.90           05/24/2006            76,294
      1,229,075    GOLDMAN SACHS GROUP INCORPORATED+/-                                  4.97           06/30/2006         1,229,075
      3,669,302    HARRIER FINANCE FUNDING LLC                                          4.62           04/03/2006         3,669,302
        819,383    ING USA ANNUITY & LIFE INSURANCE+/-                                  5.03           06/06/2006           819,383
     10,283,762    JP MORGAN CHASE SECURITIES CORPORATION REPURCHASE AGREEMENT
                   (MATURITY VALUE $10,287,987)                                         4.93           04/03/2006        10,283,762
         66,575    K2 (USA) LLC                                                         4.63           05/02/2006            66,320
        236,853    K2 (USA) LLC SERIES MTN+/-                                           4.87           07/24/2006           236,912
        768,172    KAUPTHING BANK HF SERIES MTN+/-++                                    4.84           03/20/2007           768,018
        102,423    KLIO II FUNDING CORPORATION                                          4.58           04/05/2006           102,396
        123,420    KLIO III FUNDING CORPORATION                                         4.69           04/19/2006           123,158
         51,211    LEXINGTON PARKER CAPITAL CORPORATION                                 4.62           05/02/2006            51,015
        194,399    LEXINGTON PARKER CAPITAL CORPORATION                                 4.69           05/10/2006           193,442
      1,280,287    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                               4.81           05/26/2006         1,280,364
        102,423    LINKS FINANCE LLC SERIES MTN1+/-                                     4.68           09/12/2006           102,424
        307,269    LIQUID FUNDING LIMITED+/-                                            4.94           04/24/2006           307,281
      1,177,864    LIQUID FUNDING LIMITED+/-                                            4.71           08/14/2006         1,177,864
        768,172    LIQUID FUNDING LIMITED+/-                                            4.61           12/01/2006           768,172
        307,269    LIQUID FUNDING LIMITED SERIES MTN+/-                                 4.83           02/20/2007           307,253
        512,115    MBIA GLOBAL FUNDING LLC+/-                                           4.78           02/20/2007           512,084
      2,573,376    MERRILL LYNCH & COMPANY SERIES MTN+/-                                4.80           10/27/2006         2,575,306
      1,536,344    MORGAN STANLEY+/-                                                    4.94           10/10/2006         1,536,344
        236,853    MORGAN STANLEY SERIES EXL+/-                                         4.78           08/13/2010           236,917
        881,810    MORTGAGE INTEREST NET TRUST                                          4.68           04/03/2006           881,810
      1,157,379    MORTGAGE INTEREST NET TRUST                                          4.78           05/03/2006         1,152,784
         51,211    NATIONWIDE BUILDING SOC+/-                                           4.74           07/21/2006            51,236
      1,129,367    NEWPORT FUNDING CORPORATION                                          4.92           04/03/2006         1,129,367
      1,550,632    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                            4.78           04/03/2006         1,550,632
      1,792,401    NIEUW AMSTERDAM RECEIVABLES CORPORATION                              4.68           04/04/2006         1,792,168
        228,301    NIEUW AMSTERDAM RECEIVABLES CORPORATION                              4.93           06/26/2006           225,712
         97,302    NORDEA NORTH AMERICA INCORPORATED                                    4.89           05/15/2006            96,758
      2,701,405    NORTHERN ROCK PLC+/-                                                 4.63           04/21/2006         2,701,027
        202,439    NORTHERN ROCK PLC                                                    4.69           04/24/2006           201,876
      2,560,573    NORTHERN ROCK PLC+/-                                                 4.66           02/05/2007         2,560,599
        207,150    RACERS TRUST 2004-6-MM+/-                                            4.79           05/22/2006           207,179
         51,211    SCALDIS CAPITAL LIMITED                                              4.93           06/15/2006            50,707
        204,846    TANGO FINANCE CORPORATION                                            4.95           06/21/2006           202,662
        592,158    TANGO FINANCE CORPORATION SERIES MTN+/-                              4.87           10/25/2006           592,354
        296,053    TRAVELERS INSURANCE COMPANY+/-                                       4.77           02/09/2007           296,048
      1,280,287    UNICREDITO ITALIANO SERIES LIB+/-                                    4.70           03/09/2007         1,280,210
      1,280,287    UNICREDITO ITALIANO SERIES YCD+/-                                    4.47           04/03/2006         1,280,287

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE    MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,946,036    US BANK NA SERIES BKNT                                               4.66%          07/28/2006   $     1,946,094
        512,115    WHISTLEJACKET CAPITAL LIMITED+/-                                     4.65           06/09/2006           512,115
         51,211    WHITE PINE FINANCE LLC                                               4.64           04/18/2006            51,110
        256,057    WHITE PINE FINANCE LLC                                               4.82           05/05/2006           254,967
        209,045    WHITE PINE FINANCE LLC                                               4.84           05/25/2006           207,592
        157,322    WHITE PINE FINANCE LLC                                               4.93           06/20/2006           155,665
      1,351,419    WHITE PINE FINANCE LLC                                               4.93           06/22/2006         1,336,824
      1,280,287    WHITE PINE FINANCE LLC+/-                                            4.70           07/17/2006         1,280,287
      1,229,075    WHITE PINE FINANCE LLC SERIES MTN1+/-                                4.81           06/12/2006         1,229,186

                                                                                                                        127,232,260
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $127,309,553)                                                             127,309,553
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 2.87%
     17,884,513    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                                            17,884,513
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $17,884,513)                                                                          17,884,513
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $653,638,818)*                                        119.18%                                                 $   743,031,795
OTHER ASSETS AND LIABILITIES, NET                           (19.18)                                                    (119,554,444)
                                                            ------                                                  ---------------
TOTAL NET ASSETS                                            100.00%                                                 $   623,477,351
                                                            ======                                                  ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $17,884,513.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 96.94%

ADVERTISING - 0.88%
        107,600    CENVEO INCORPORATED+                                                                             $     1,784,008
                                                                                                                    ---------------

AGRICULTURAL PRODUCTION CROPS - 1.78%
        119,600    DELTA & PINE LAND COMPANY                                                                              3,607,136
                                                                                                                    ---------------

AMUSEMENT & RECREATION SERVICES - 3.17%
        334,900    LAKES ENTERTAINMENT INCORPORATED+                                                                      3,643,712
        251,600    WESTWOOD ONE INCORPORATED                                                                              2,777,664

                                                                                                                          6,421,376
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 1.30%
         50,400    CHARLOTTE RUSSE HOLDING INCORPORATED+                                                                  1,078,560
         39,600    THE CATO CORPORATION CLASS A                                                                             944,856
         90,800    WET SEAL INCORPORATED CLASS A+                                                                           603,820

                                                                                                                          2,627,236
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 1.26%
         58,900    CUTTER & BUCK INCORPORATED                                                                               708,567
         52,100    GYMBOREE CORPORATION+                                                                                  1,356,684
         35,200    MAIDENFORM BRANDS INCORPORATED+                                                                          387,552
          1,100    RUSSELL CORPORATION                                                                                       15,180
          5,000    TOMMY HILFIGER CORPORATION+                                                                               82,350

                                                                                                                          2,550,333
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.35%
         19,100    MONRO MUFFLER BRAKE INCORPORATED                                                                         709,374
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.56%
         17,500    LEVITT CORPORATION CLASS A                                                                               385,700
         24,400    PERINI CORPORATION+                                                                                      741,028

                                                                                                                          1,126,728
                                                                                                                    ---------------

BUSINESS SERVICES - 10.32%
        116,800    ANSWERTHINK CONSULTING GROUP INCORPORATED+                                                               751,024
        194,200    APAC TELESERVICES INCORPORATED+                                                                          429,182
         69,000    BISYS GROUP INCORPORATED+                                                                                930,120
        143,800    BORELAND SOFTWARE CORPORATION+                                                                           776,520
         42,800    BSQUARE CORPORATION+                                                                                     125,832
        351,600    CIBER INCORPORATED+                                                                                    2,243,208
         21,100    ELECTRO RENT CORPORATION+                                                                                358,700
          7,600    FIRSTSERVICE CORPORATION+                                                                                186,884
         60,200    GSE SYSTEMS INCORPORATED+                                                                                105,350
         60,700    HEALTHCARE SERVICES GROUP                                                                              1,296,552
         71,900    HMS HOLDINGS CORPORATION+                                                                                629,125
         39,000    HUMMINGBIRD LIMITED+                                                                                     925,860
         68,100    INDUS INTERNATIONAL INCORPORATED+                                                                        247,884
         64,800    JDA SOFTWARE GROUP INCORPORATED+                                                                         935,712
         90,000    KEANE INCORPORATED+                                                                                    1,417,500

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
         77,600    LIONBRIDGE TECHNOLOGIES INCORPORATED+                                                            $       613,816
        289,400    MIDWAY GAMES INCORPORATED+                                                                             2,668,268
         47,100    MRO SOFTWARE INCORPORATED+                                                                               751,716
         35,200    MSC.SOFTWARE CORPORATION                                                                                 702,240
         97,400    OPEN TEXT CORPORATION+                                                                                 1,600,282
         50,400    PLATO LEARNING INCORPORATED+                                                                             478,296
            200    S1 CORPORATION+                                                                                            1,008
         30,200    SPSS INCORPORATED+                                                                                       956,132
         87,200    SUPPORTSOFT INCORPORATED+                                                                                386,296
         62,100    TAKE-TWO INTERACTIVE SOFTWARE INCORPORATED+                                                            1,158,786
         40,400    WATCHGUARD TECHNOLOGIES INCORPORATED+                                                                    206,040

                                                                                                                         20,882,333
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 4.72%
        111,600    CAMBREX CORPORATION                                                                                    2,180,664
         39,600    ELIZABETH ARDEN INCORPORATED+                                                                            923,472
         78,700    IMCLONE SYSTEMS INCORPORATED+                                                                          2,677,374
        125,000    LANDEC CORPORATION+                                                                                      997,500
         25,300    SERACARE LIFE SCIENCES INCORPORATED+(A)                                                                   93,610
      1,170,000    XOMA LIMITED+                                                                                          2,679,300

                                                                                                                          9,551,920
                                                                                                                    ---------------

COMMUNICATIONS - 5.33%
        212,500    CUMULUS MEDIA INCORPORATED CLASS A+                                                                    2,392,750
         16,000    ESCHELON TELECOM INCORPORATED+                                                                           251,680
        225,200    MASTEC INCORPORATED+                                                                                   3,191,084
        102,700    PREMIERE GLOBAL SERVICES INCORPORATED+                                                                   826,735
        133,200    RADIO ONE INCORPORATED CLASS D+                                                                          993,672
         69,100    REGENT COMMUNICATIONS INCORPORATED+                                                                      318,551
        507,200    SPANISH BROADCASTING SYSTEM INCORPORATED+                                                              2,804,816

                                                                                                                         10,779,288
                                                                                                                    ---------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 0.39%
         20,800    COMFORT SYSTEMS USA INCORPORATED                                                                         280,800
         19,300    INSITUFORM TECHNOLOGIES INCORPORATED CLASS A+                                                            513,380

                                                                                                                            794,180
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 0.65%
         14,800    FIRST FINANCIAL BANCORP                                                                                  246,272
         14,300    MIDWEST BANC HOLDINGS INCORPORATED                                                                       370,942
         24,400    PLACER SIERRA BANCSHARES                                                                                 696,620

                                                                                                                          1,313,834
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.26%
         68,600    BUCA INCORPORATED+                                                                                       347,802
         19,400    RUBIO'S RESTAURANTS INCORPORATED+                                                                        183,912

                                                                                                                            531,714
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
EDUCATIONAL SERVICES - 1.28%
        151,600    CORINTHIAN COLLEGES INCORPORATED+                                                                $     2,183,040
         32,800    LEARNING TREE INTERNATIONAL INCORPORATED+                                                                397,536

                                                                                                                          2,580,576
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.28%
        216,500    CASELLA WASTE SYSTEMS INCORPORATED CLASS A+                                                            3,076,465
         32,000    CLEAN HARBORS INCORPORATED+                                                                              949,440
            500    IDACORP INCORPORATED                                                                                      16,260
        113,200    PLUG POWER INCORPORATED+                                                                                 566,000

                                                                                                                          4,608,165
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 6.18%
         78,200    ADAPTEC INCORPORATED+                                                                                    432,446
        483,100    C-COR INCORPORATED+                                                                                    4,222,294
         31,100    DIODES INCORPORATED+                                                                                   1,290,650
         26,900    ESS TECHNOLOGY INCORPORATED+                                                                              89,308
        198,000    FUELCELL ENERGY INCORPORATED+                                                                          2,271,060
         25,200    INTER-TEL INCORPORATED                                                                                   540,288
        105,900    MAGNETEK INCORPORATED+                                                                                   420,423
         85,500    MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                 1,385,100
         18,700    METHODE ELECTRONICS INCORPORATED                                                                         203,643
        105,100    PEMSTAR INCORPORATED+                                                                                    217,557
         32,800    UNIVERSAL ELECTRS INCORPORATED+                                                                          580,560
         51,000    WOODHEAD INDUSTRIES INCORPORATED                                                                         846,600

                                                                                                                         12,499,929
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.70%
        151,200    DIVERSA CORPORATION+                                                                                   1,377,432
          3,100    TRIMERIS INCORPORATED+                                                                                    41,881

                                                                                                                          1,419,313
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.49%
         38,600    MATERIAL SCIENCES CORPORATION+                                                                           466,288
          2,200    VALMONT INDUSTRIES INCORPORATED                                                                           92,488
         15,600    WATER PIK TECHNOLOGIES INCORPORATED+                                                                     432,276

                                                                                                                            991,052
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 4.80%
        267,000    DEL MONTE FOODS COMPANY                                                                                3,166,620
        243,600    HERCULES INCORPORATED+                                                                                 3,361,680
        108,459    TOOTSIE ROLL INDUSTRIES INCORPORATED                                                                   3,174,595

                                                                                                                          9,702,895
                                                                                                                    ---------------

FOOD STORES - 0.72%
         21,100    INGLES MARKETS INCORPORATED CLASS A                                                                      376,002
         53,300    WILD OATS MARKETS INCORPORATED+                                                                        1,083,589

                                                                                                                          1,459,591
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FURNITURE & FIXTURES - 0.14%
         19,300    KIMBALL INTERNATIONAL INCORPORATED CLASS B                                                       $       290,272
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.58%
         55,500    GANDER MOUNTAIN COMPANY+                                                                                 522,810
         44,600    RETAIL VENTURES INCORPORATED+                                                                            653,836

                                                                                                                          1,176,646
                                                                                                                    ---------------

HEALTH SERVICES - 2.91%
         24,500    AMERICA SERVICE GROUP INCORPORATED+                                                                      319,235
         62,700    CARDIAC SCIENCE CORPORATION+                                                                             572,451
         57,300    FIVE STAR QUALITY CARE INCORPORATED+                                                                     623,997
        910,300    HOOPER HOLMES INCORPORATED                                                                             2,630,767
            900    MATRIA HEALTHCARE INCORPORATED+                                                                           34,164
         15,900    NAUTILUS GROUP INCORPORATED                                                                              237,705
         42,000    OPTION CARE INCORPORATED                                                                                 593,880
         26,100    REHABCARE GROUP INCORPORATED+                                                                            491,985
         77,100    TRANSWORLD HEALTHCARE INCORPORATED+                                                                      373,935

                                                                                                                          5,878,119
                                                                                                                    ---------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS - 0.08%
          3,500    FOSTER WHEELER LIMITED+                                                                                  165,585
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 4.05%
        117,000    AAMES INVESTMENT CORPORATION                                                                             664,560
         19,300    AGREE REALTY CORPORATION                                                                                 619,530
        109,000    ANTHRACITE CAPITAL INCORPORATED                                                                        1,196,820
        115,000    ANWORTH MORTGAGE ASSET CORPORATION                                                                       903,900
         42,500    FELDMAN MALL PROPERTIES INCORPORATED                                                                     520,625
         95,000    HIGHLAND HOSPITALITY CORPORATION                                                                       1,207,450
         58,100    JER INVESTORS TRUST INCORPORATED                                                                         965,622
         48,000    LUMINENT MORTGAGE CAPITAL INCORPORATED                                                                   389,280
         44,600    MEDICAL PROPERTIES TRUST INCORPORATED                                                                    481,680
        109,800    WINSTON HOTELS INCORPORATED                                                                            1,248,426

                                                                                                                          8,197,893
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.60%
        118,200    BELL MICROPRODUCTS INCORPORATED+                                                                         728,112
        146,100    THE BOMBAY COMPANY INCORPORATED+                                                                         482,130

                                                                                                                          1,210,242
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.46%
         17,200    MTR GAMING GROUP INCORPORATED+                                                                           177,160
         56,300    RED LION HOTELS CORPORATION+                                                                             748,790

                                                                                                                            925,950
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.61%
         68,900    DOT HILL SYSTEMS CORPORATION+                                                                            489,190
         14,000    FARGO ELECTRONICS+                                                                                       236,740
         32,800    FLANDER CORPORATION+                                                                                     383,104

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
        346,600    INFOCUS CORPORATION+                                                                             $     1,646,350
         28,600    KADANT INCORPORATED+                                                                                     649,220
         83,200    NN INCORPORATED                                                                                        1,074,112
            200    PLANAR SYSTEMS INCORPORATED+                                                                               3,384
         79,000    QUALSTAR CORPORATION+                                                                                    319,950
          9,100    ROBBINS & MYERS INCORPORATED                                                                             196,560
        308,300    SILICON GRAPHICS INCORPORATED+                                                                           134,727
            200    TENNANT COMPANY                                                                                           10,464
        171,000    ULTRATECH INCORPORATED+                                                                                4,186,080

                                                                                                                          9,329,881
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.35%
        122,200    CRAWFORD & COMPANY CLASS A (NON-VOTING)                                                                  709,982
                                                                                                                    ---------------

INSURANCE CARRIERS - 7.76%
         36,000    AFFIRMATIVE INSURANCE HOLDINGS INCORPORATED                                                              475,560
         60,100    AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY                                                          861,834
         43,200    AMERISAFE INCOPORATED+                                                                                   518,400
         42,800    CRM HOLDINGS LIMITED+                                                                                    490,060
          6,000    DELPHI FINANCIAL GROUP INCORPORATED CLASS A                                                              309,780
        137,100    DERES GROUP INCORPORATED                                                                                 756,792
         51,000    DONEGAL GROUP INCORPORATED CLASS A                                                                     1,330,590
         21,100    EMC INSURANCE GROUP INCORPORATED                                                                         588,057
        127,000    FREMONT GENERAL CORPORATION                                                                            2,738,120
         60,000    KMG AMERICA CORPORATION+                                                                                 513,600
         80,700    MEADOWBROOK INSURANCE GROUP INCORPORATED+                                                                564,900
         13,000    OHIO CASUALTY CORPORATION                                                                                412,100
         53,800    PMA CAPITAL CORPORATION CLASS A+                                                                         547,684
         73,200    PROCENTURY CORPORATION                                                                                   998,448
         46,200    QUANTA CAPITAL HOLDINGS LIMITED+                                                                         138,600
        144,400    SCOTTISH RE GROUP LIMITED                                                                              3,582,564
         30,800    SEABRIGHT INSURANCE HOLDINGS INCORPORATED+                                                               536,536
         50,400    SPECIALTY UNDERWRITERS' ALLIANCE INCORPORATED+                                                           342,720

                                                                                                                         15,706,345
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 0.89%
         25,600    SHOE CARNIVAL INCORPORATED+                                                                              639,488
         32,700    STEVEN MADDEN LIMITED+                                                                                 1,160,850

                                                                                                                          1,800,338
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 4.56%
          3,300    CNS INCORPORATED                                                                                          71,082
          1,500    CONMED CORPORATION+                                                                                       28,725
         78,200    DEL GLOBAL TECHNOLOGIES CORPORATION+                                                                     309,672
         74,000    HEALTHTRONICS INCORPORATED+                                                                              611,980
         37,900    HERLEY INDUSTRIES INCORPORATED+                                                                          791,352
        102,700    INPUT OUTPUT INCORPORATED+                                                                               997,217
         36,900    LUMENIS LIMITED+                                                                                          70,110

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (CONTINUED)
         77,400    NORTH AMERICAN SCIENTIFIC INCORPORATED+                                                          $       181,890
        171,000    ORTHOLOGIC CORPORATION+                                                                                  376,200
         58,500    VITAL SIGNS INCORPORATED                                                                               3,213,405
        351,100    VIVUS INCORPORATED+                                                                                    1,169,163
         53,300    ZOLL MEDICAL CORPORATION+                                                                              1,403,922

                                                                                                                          9,224,718
                                                                                                                    ---------------

MEMBERSHIP ORGANIZATIONS - 0.88%
         44,000    AMCOMP INCORPORATED+                                                                                     421,960
         34,500    EDAP TMS SA ADR+                                                                                         614,790
         19,200    LSI INDUSTRIES, INC.                                                                                     327,168
         18,100    RIMAGE CORP+                                                                                             408,698

                                                                                                                          1,772,616
                                                                                                                    ---------------

METAL MINING - 0.01%
            200    GLAMIS GOLD LIMITED                                                                                        6,536
            200    GOLD FIELDS LIMITED ADR                                                                                    4,396
            200    GOLDCORP INCORPORATED                                                                                      5,850

                                                                                                                             16,782
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.31%
         21,200    LYDALL INCORPORATED+                                                                                     204,580
         27,400    RUSS BERRIE & COMPANY INCORPORATED                                                                       416,480

                                                                                                                            621,060
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.75%
         49,200    AC MOORE ARTS & CRAFTS INCORPORATED+                                                                     905,280
         58,100    FINLAY ENTERPRISES INCORPORATED+                                                                         596,106
         44,200    J JILL GROUP INCORPORATED+                                                                             1,056,822
         64,700    PC MALL INCORPORATED+                                                                                    412,786
         44,600    SHARPER IMAGE CORPORATION+                                                                               571,326

                                                                                                                          3,542,320
                                                                                                                    ---------------

MOTION PICTURES - 0.78%
         73,500    NEW FRONTIER MEDIA INCORPORATED+                                                                         557,865
        137,400    WPT ENTERPRISES INCORPORATED+                                                                          1,011,264

                                                                                                                          1,569,129
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.81%
         14,300    ASTA FUNDING INCORPORATED                                                                                475,618
         83,200    MCG CAPITAL CORPORATION                                                                                1,173,952

                                                                                                                          1,649,570
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 3.05%
          5,500    ATWOOD OCEANICS INCORPORATED+                                                                            555,555
         47,600    BRIGHAM EXPLORATION COMPANY+                                                                             416,976
         23,100    CARRIZO OIL AND GAS INCORPORATED+                                                                        600,369
         24,400    COMSTOCK RESOURCES INCORPORATED+                                                                         724,436

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
OIL & GAS EXTRACTION (CONTINUED)
        142,100    HANOVER COMPRESSOR COMPANY+                                                                      $     2,645,902
         62,200    NEWPARK RESOURCES INCORPORATED+                                                                          510,040
         26,100    WARREN RESOURCES INCORPORATED+                                                                           388,890
         16,300    WILLBROS GROUP INCORPORATED+                                                                             331,542

                                                                                                                          6,173,710
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.97%
        157,200    BUCKEYE TECHNOLOGIES INCORPORATED+                                                                     1,422,660
         38,500    CHESAPEAKE CORPORATION                                                                                   534,380

                                                                                                                          1,957,040
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.35%
         22,700    WD-40 COMPANY                                                                                            700,295
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 1.99%
         52,100    BRUSH ENGINEERED MATERIALS INCORPORATED+                                                               1,028,975
         38,000    NORTHWEST PIPE COMPANY+                                                                                1,153,300
         10,100    NOVAMERICAN STEEL INCORPORATED+                                                                          464,095
         21,100    NS GROUP INCORPORATED+                                                                                   971,233
         25,300    TREDEGAR CORPORATION                                                                                     402,523

                                                                                                                          4,020,126
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.70%
         36,400    ENNIS INCORPORATED                                                                                       709,800
            200    PLAYBOY ENTERPRISES INCORPORATED CLASS B (NON-VOTING)+                                                     2,840
        184,500    READER'S DIGEST ASSOCIATION INCORPORATED                                                               2,721,375

                                                                                                                          3,434,015
                                                                                                                    ---------------

REAL ESTATE - 0.27%
         40,100    THOMAS PROPERTIES GROUP INCORPORATED                                                                     545,761
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUST (REIT) - 0.31%
         29,800    LEXINGTON CORPORATE PROPERTIES TRUST                                                                     621,330
                                                                                                                    ---------------

RETAIL, TRADE & SERVICES - 0.39%
         55,100    STRIDE RITE CORPORATION                                                                                  797,848
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.23%
         23,500    APPLIED FILMS CORPORATION+                                                                               456,605
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.55%
         84,300    CABOT MICROELECTRONICS CORPORATION+                                                                    3,127,530
                                                                                                                    ---------------

TEXTILE MILL PRODUCTS - 0.05%
         71,400    QUAKER FABRIC CORPORATION                                                                                 96,390
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.58%
         28,600    AFTERMARKET TECHNOLOGY CORPORATION+                                                                      646,646
         23,000    ARCTIC CAT INCORPORATED                                                                                  553,380
        110,800    EXIDE TECHNOLOGIES+                                                                                      316,888
        162,100    LEAR CORPORATION                                                                                       2,874,033

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TRANSPORTATION EQUIPMENT (CONTINUED)
         19,300    MONACO COACH CORPORATION                                                                         $       258,620
         28,700    WABASH NATIONAL CORPORATION                                                                              566,825

                                                                                                                          5,216,392
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.14%
         68,100    BIOSCRIP INCORPORATED+                                                                                   491,001
         22,200    SCHOOL SPECIALTY INCORPORATED+                                                                           765,900
         92,500    SOURCE INTERLINK COMPANIES INCORPORATED+                                                               1,054,500

                                                                                                                          2,311,401
                                                                                                                    ---------------

WHOLESALE TRADE DURABLE GOODS - 3.41%
         42,800    INTERLINE BRANDS INCORPORATED+                                                                         1,079,844
         44,600    KAMAN CORPORATION CLASS A                                                                              1,122,136
         47,100    KEYSTONE AUTOMOTIVE INDUSTRIES INCORPORATED+                                                           1,988,091
         47,900    LENOX GROUP INCORPORATED+                                                                                627,490
         54,200    LKQ CORPORATION+                                                                                       1,127,902
         82,400    MICROTECK MEDICAL HOLDING INCORPORATED+                                                                  290,048
         56,200    NAVARRE CORPORATION+                                                                                     241,098
         51,400    POMEROY IT SOLUTIONS INCORPORATED+                                                                       429,704

                                                                                                                          6,906,313
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $187,895,448)                                                                                 196,093,185
                                                                                                                    ---------------

PRINCIPAL                                                                           INTEREST RATE    MATURITY DATE
CORPORATE BONDS & NOTES - 0.06%

ELECTRONICS & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
   EXCEPT COMPUTER EQUIPMENT - 0.06%
$       140,000    SILICON GRAPHICS                                                     6.50%          06/01/2009           110,950


TOTAL CORPORATE BONDS & NOTES (COST $103,817)                                                                               110,950
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 3.27%
      6,620,137    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            6,620,137
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $6,620,137)                                                                            6,620,137
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $194,619,402)*                                        100.27%                                                 $   202,824,272
OTHER ASSETS AND LIABILITIES, NET                            (0.27)                                                        (547,199)
                                                            ------                                                  ---------------
TOTAL NET ASSETS                                            100.00%                                                 $   202,277,073
                                                            ======                                                  ===============

+     NON-INCOME EARNING SECURITIES.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $6,620,137.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

               STATEMENT OF ASSETS AND LIABILITIES -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       C&B LARGE      DISCIPLINED           EQUITY
                                                                       CAP VALUE           GROWTH           INCOME
                                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..............................   $  770,404,417   $  185,864,957   $1,056,842,643
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................       90,792,757       18,238,227       99,934,006
  INVESTMENTS IN AFFILIATES ...................................       39,523,765       10,630,161        7,179,031
                                                                  --------------   --------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ...........      900,720,939      214,733,345    1,163,955,680
                                                                  --------------   --------------   --------------
  FOREIGN CURRENCY, AT VALUE ..................................                0                0                0
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............                0                0                0
  RECEIVABLE FOR INVESTMENTS SOLD .............................                0                0                0
  RECEIVABLES FOR DIVIDENDS AND INTEREST ......................        1,475,505           65,661        1,415,335
  UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS                0                0                0
                                                                  --------------   --------------   --------------
TOTAL ASSETS ..................................................      902,196,444      214,799,006    1,165,371,015
                                                                  --------------   --------------   --------------

LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....                0                0                0
  FOREIGN TAXES PAYABLE .......................................              390                0           41,173
  PAYABLE FOR INVESTMENTS PURCHASED ...........................                0        7,692,668                0
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......          460,019          121,851          665,188
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .....            3,846            3,482            3,385
  UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS                0                0                0
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................       90,792,757       18,238,227       99,934,006
  ACCRUED EXPENSES AND OTHER LIABILITIES ......................           50,367           30,633           84,219
                                                                  --------------   --------------   --------------
TOTAL LIABILITIES .............................................       91,307,379       26,086,861      100,727,971
                                                                  --------------   --------------   --------------
TOTAL NET ASSETS ..............................................   $  810,889,065   $  188,712,145   $1,064,643,044
                                                                  ==============   ==============   ==============
INVESTMENTS AT COST ...........................................   $  865,186,392   $  179,270,825   $  928,734,288
                                                                  ==============   ==============   ==============
FOREIGN CURRENCIES AT COST ....................................   $            0   $            0   $            0
                                                                  ==============   ==============   ==============
SECURITIES ON LOAN, AT MARKET VALUE ...........................   $   87,215,665   $   17,458,150   $   96,135,999
                                                                  ==============   ==============   ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                          EQUITY                     INTERNATIONAL    INTERNATIONAL
                                                                           VALUE            INDEX             CORE           GROWTH
                                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..............................   $  456,861,732   $2,306,760,452   $  159,971,872   $  273,761,816
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................       75,391,631      248,678,665        3,191,264        6,879,725
  INVESTMENTS IN AFFILIATES ...................................        7,042,763       42,052,726        4,179,151        6,315,090
                                                                  --------------   --------------   --------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ...........      539,296,126    2,597,491,843      167,342,287      286,956,631
                                                                  --------------   --------------   --------------   --------------
  FOREIGN CURRENCY, AT VALUE ..................................                0                0                0                0
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............                0                0                0                0
  RECEIVABLE FOR INVESTMENTS SOLD .............................        9,583,466                0        2,870,847        3,386,808
  RECEIVABLES FOR DIVIDENDS AND INTEREST ......................          458,588        2,760,141        1,116,635          424,478
  UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS                0                0                0            2,624
                                                                  --------------   --------------   --------------   --------------
TOTAL ASSETS ..................................................      549,338,180    2,600,251,984      171,329,769      290,770,541
                                                                  --------------   --------------   --------------   --------------

LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....                0           35,700                0                0
  FOREIGN TAXES PAYABLE .......................................                0                0           11,974                0
  PAYABLE FOR INVESTMENTS PURCHASED ...........................        8,278,898       19,934,622          910,439        3,961,694
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......          316,376          219,528          129,699          230,071
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .....            3,355            3,386            5,725            3,338
  UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS                0                0           18,258            2,955
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................       75,391,631      248,678,665        3,191,264        6,879,725
  ACCRUED EXPENSES AND OTHER LIABILITIES ......................           33,852          114,080           22,233           27,579
                                                                  --------------   --------------   --------------   --------------
TOTAL LIABILITIES .............................................       84,024,112      268,985,981        4,289,592       11,105,362
                                                                  --------------   --------------   --------------   --------------
TOTAL NET ASSETS ..............................................   $  465,314,068   $2,331,266,003   $  167,040,177   $  279,665,179
                                                                  ==============   ==============   ==============   ==============
INVESTMENTS AT COST ...........................................   $  493,521,615   $2,103,754,774   $  135,990,778   $  232,398,708
                                                                  ==============   ==============   ==============   ==============
FOREIGN CURRENCIES AT COST ....................................   $            0   $            0   $            0   $            0
                                                                  ==============   ==============   ==============   ==============
SECURITIES ON LOAN, AT MARKET VALUE ...........................   $   72,823,440   $  237,866,126   $    3,048,985   $    6,553,513
                                                                  ==============   ==============   ==============   ==============

                                                                   INTERNATIONAL    INTERNATIONAL        LARGE CAP    LARGE COMPANY
                                                                           INDEX            VALUE     APPRECIATION           GROWTH
                                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..............................   $  163,041,122   $  164,100,986   $  140,092,348   $3,376,669,186
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................        9,478,754       16,780,647       12,841,289      280,351,573
  INVESTMENTS IN AFFILIATES ...................................        2,985,692        4,429,719        5,474,393       45,157,545
                                                                  --------------   --------------   --------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ...........      175,505,568      185,311,352      158,408,030    3,702,178,304
                                                                  --------------   --------------   --------------   --------------
  FOREIGN CURRENCY, AT VALUE ..................................          477,153           89,469                0                0
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............          414,386                0                0                0
  RECEIVABLE FOR INVESTMENTS SOLD .............................           46,831                0          782,869                0
  RECEIVABLES FOR DIVIDENDS AND INTEREST ......................          837,799        1,057,956          119,887        3,555,898
  UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS            3,946              451                0                0
                                                                  --------------   --------------   --------------   --------------
TOTAL ASSETS ..................................................      177,285,683      186,459,228      159,310,786    3,705,734,202
                                                                  --------------   --------------   --------------   --------------

LIABILITIES
  PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....                0                0                0                0
  FOREIGN TAXES PAYABLE .......................................                0                0              423          382,239
  PAYABLE FOR INVESTMENTS PURCHASED ...........................           88,095                0        4,464,724                0
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......           32,693          142,400           53,422        1,844,467
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .....            3,338            3,416            3,697            3,668
  UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS           14,112              444                0                0
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................        9,478,754       16,780,647       12,841,289      280,351,573
  ACCRUED EXPENSES AND OTHER LIABILITIES ......................           28,771           45,157           68,391          198,002
                                                                  --------------   --------------   --------------   --------------
TOTAL LIABILITIES .............................................        9,645,763       16,972,064       17,431,946      282,779,949
                                                                  --------------   --------------   --------------   --------------
TOTAL NET ASSETS ..............................................   $  167,639,920   $  169,487,164   $  141,878,840   $3,422,954,253
                                                                  ==============   ==============   ==============   ==============
INVESTMENTS AT COST ...........................................   $  134,887,133   $  137,363,668   $  138,577,679   $2,957,047,986
                                                                  ==============   ==============   ==============   ==============
FOREIGN CURRENCIES AT COST ....................................   $      479,514   $       88,427   $            0   $            0
                                                                  ==============   ==============   ==============   ==============
SECURITIES ON LOAN, AT MARKET VALUE ...........................   $    8,942,697   $   15,884,787   $   12,379,929   $  268,475,079
                                                                  ==============   ==============   ==============   ==============

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

               STATEMENT OF ASSETS AND LIABILITIES -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       SMALL CAP    SMALL COMPANY    SMALL COMPANY        STRATEGIC
                                                                           INDEX           GROWTH            VALUE        SMALL CAP
                                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO  VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..............................   $  394,616,155   $1,003,303,868   $  597,837,729   $  196,204,135
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................       80,045,141      103,113,468      127,309,553                0
  INVESTMENTS IN AFFILIATES ...................................        5,844,883       38,116,747       17,884,513        6,620,137
                                                                  --------------   --------------   --------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ...........      480,506,179    1,144,534,083      743,031,795      202,824,272
                                                                  --------------   --------------   --------------   --------------
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............           25,200                0                0                0
  RECEIVABLE FOR INVESTMENTS SOLD .............................        5,398,280        5,348,304        7,516,339          156,429
  RECEIVABLES FOR DIVIDENDS AND INTEREST ......................          357,698          286,309          750,973          222,873
                                                                  --------------   --------------   --------------   --------------
TOTAL ASSETS ..................................................      486,287,357    1,150,168,696      751,299,107      203,203,574
                                                                  --------------   --------------   --------------   --------------

LIABILITIES
  FOREIGN TAXES PAYABLE .......................................                0            1,843                0                0
  PAYABLE FOR INVESTMENTS PURCHASED ...........................        3,408,891       18,659,561           34,977          792,160
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......           73,363          809,896          432,865          127,361
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT......            3,303            3,386            3,385              623
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................       80,045,141      103,113,468      127,309,553                0
  ACCRUED EXPENSES AND OTHER LIABILITIES ......................           31,307           52,916           40,976            6,357
                                                                  --------------   --------------   --------------   --------------
TOTAL LIABILITIES .............................................       83,562,005      122,641,070      127,821,756          926,501
                                                                  --------------   --------------   --------------   --------------
TOTAL NET ASSETS ..............................................   $  402,725,352   $1,027,527,626   $  623,477,351   $  202,277,073
                                                                  ==============   ==============   ==============   ==============
INVESTMENTS AT COST ...........................................   $  353,661,972   $  961,511,654   $  653,638,818   $  194,619,402
                                                                  ==============   ==============   ==============   ==============
SECURITIES ON LOAN, AT MARKET VALUE ...........................   $   77,520,062   $   99,824,629   $  122,821,350   $            0
                                                                  ==============   ==============   ==============   ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                                                      STATEMENT OF OPERATIONS --
                             FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                          C&B LARGE      DISCIPLINED           EQUITY
                                                                          CAP VALUE           GROWTH           INCOME
                                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) ....................................................   $   7,625,755    $     656,097    $  14,574,326
  INTEREST ........................................................               0                0            3,545
  INCOME FROM AFFILIATED SECURITIES ...............................         724,628           98,223          130,820
  SECURITIES LENDING INCOME, NET ..................................           1,175            3,327           29,340
                                                                      -------------    -------------    -------------
TOTAL INVESTMENT INCOME ...........................................       8,351,558          757,647       14,738,031
                                                                      -------------    -------------    -------------

EXPENSES
  ADVISORY FEES ...................................................       2,905,024          697,170        4,083,315
  CUSTODY FEES ....................................................          79,439           18,591          114,134
  ACCOUNTING FEES .................................................               0                0                0
  PROFESSIONAL FEES ...............................................          23,538           13,141           33,883
  REGISTRATION FEES ...............................................             139               52              364
  SHAREHOLDER REPORTS .............................................          22,665            1,494           34,296
  TRUSTEES' FEES ..................................................           3,807            3,782            3,776
  OTHER FEES AND EXPENSES .........................................          15,113            2,647            9,241
                                                                      -------------    -------------    -------------
TOTAL EXPENSES ....................................................       3,049,725          736,877        4,279,009
                                                                      -------------    -------------    -------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....................        (431,811)         (14,582)        (292,501)
  NET EXPENSES ....................................................       2,617,914          722,295        3,986,508
                                                                      -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS) ......................................       5,733,644           35,352       10,751,523
                                                                      -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
---------------------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .      16,464,707        3,926,709       86,513,450
  FORWARD FOREIGN CURRENCY CONTRACTS ..............................               0                0                0
  FUTURES TRANSACTIONS ............................................               0                0                0
                                                                      -------------    -------------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .........................      16,464,707        3,926,709       86,513,450
                                                                      -------------    -------------    -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
---------------------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .      35,590,789        5,485,162      (56,115,058)
  FORWARD FOREIGN CURRENCY CONTRACTS ..............................               0                0                0
  FUTURES TRANSACTIONS ............................................               0                0                0
                                                                      -------------    -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS      35,590,789        5,485,162      (56,115,058)
                                                                      =============    =============    =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ............      52,055,496        9,411,871       30,398,392
                                                                      -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...   $  57,789,140    $   9,447,223    $  41,149,915
                                                                      -------------    -------------    -------------

(1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................   $      41,057    $           0    $      56,462

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS --
FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                             EQUITY                     INTERNATIONAL
                                                                              VALUE            INDEX             CORE
                                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) ....................................................   $   4,159,592    $  21,327,761    $   1,488,931
  INTEREST ........................................................          28,293           25,722                0
  INCOME FROM AFFILIATED SECURITIES ...............................         167,416          472,072           52,611
  SECURITIES LENDING INCOME, NET ..................................          11,470          129,583           14,953
                                                                      -------------    -------------    -------------
TOTAL INVESTMENT INCOME ...........................................       4,366,771       21,955,138        1,556,495
                                                                      -------------    -------------    -------------

EXPENSES
  ADVISORY FEES ...................................................       1,669,416          953,525          762,888
  CUSTODY FEES ....................................................          44,518          221,031           80,304
  ACCOUNTING FEES .................................................               0                0           10,776
  PROFESSIONAL FEES ...............................................          17,359           50,274           28,188
  REGISTRATION FEES ...............................................             116              720               45
  SHAREHOLDER REPORTS .............................................           9,793           54,442            3,838
  TRUSTEES' FEES ..................................................           3,775            3,777            3,687
  OTHER FEES AND EXPENSES .........................................           6,279           22,057            2,459
                                                                      -------------    -------------    -------------
TOTAL EXPENSES ....................................................       1,751,256        1,305,826          892,185
                                                                      -------------    -------------    -------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....................         (28,203)         (52,180)         (64,727)
  NET EXPENSES ....................................................       1,723,053        1,253,646          827,458
                                                                      -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS) ......................................       2,643,718       20,701,492          729,037
                                                                      -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
---------------------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .      15,339,886       23,204,909        6,478,277
  FORWARD FOREIGN CURRENCY CONTRACTS ..............................               0                0                0
  FUTURES TRANSACTIONS ............................................               0          333,516                0
                                                                      -------------    -------------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .........................      15,339,886       23,538,425        6,478,277
                                                                      -------------    -------------    -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
---------------------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .      10,096,858       91,158,379        9,651,689
  FORWARD FOREIGN CURRENCY CONTRACTS ..............................               0                0          (17,886)
  FUTURES TRANSACTIONS ............................................               0          (29,150)               0
                                                                      -------------    -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS      10,096,858       91,129,229        9,633,803
                                                                      =============    =============    =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ............      25,436,744      114,667,654       16,112,080
                                                                      -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...   $  28,080,462    $ 135,369,146    $  16,841,117
                                                                      -------------    -------------    -------------

(1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................   $      13,290    $           0    $     100,874

                                                                      INTERNATIONAL    INTERNATIONAL    INTERNATIONAL
                                                                             GROWTH            INDEX            VALUE
                                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) ....................................................   $   1,040,084    $   1,616,750    $   1,844,414
  INTEREST ........................................................           4,328            3,130           11,231
  INCOME FROM AFFILIATED SECURITIES ...............................          94,581           44,519           84,227
  SECURITIES LENDING INCOME, NET ..................................          17,406           17,389           20,892
                                                                      -------------    -------------    -------------
TOTAL INVESTMENT INCOME ...........................................       1,156,399        1,681,788        1,960,764
                                                                      -------------    -------------    -------------

EXPENSES
  ADVISORY FEES ...................................................       1,221,579          282,255          771,047
  CUSTODY FEES ....................................................         128,587           80,644           81,163
  ACCOUNTING FEES .................................................           7,541           20,125           13,712
  PROFESSIONAL FEES ...............................................          15,659           15,876           30,823
  REGISTRATION FEES ...............................................              51               46               44
  SHAREHOLDER REPORTS .............................................           5,816            5,295            5,506
  TRUSTEES' FEES ..................................................           3,774            3,774            3,779
  OTHER FEES AND EXPENSES .........................................           2,709            2,704            6,059
                                                                      -------------    -------------    -------------
TOTAL EXPENSES ....................................................       1,385,716          410,719          912,133
                                                                      -------------    -------------    -------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....................        (120,496)        (106,689)         (16,852)
  NET EXPENSES ....................................................       1,265,220          304,030          895,281
                                                                      -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS) ......................................        (108,821)       1,377,758        1,065,483
                                                                      -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
---------------------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .      12,697,943        3,655,606        9,567,899
  FORWARD FOREIGN CURRENCY CONTRACTS ..............................               0            9,192                0
  FUTURES TRANSACTIONS ............................................               0          539,263                0
                                                                      -------------    -------------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .........................      12,697,943        4,204,061        9,567,899
                                                                      -------------    -------------    -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
---------------------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .      28,420,225       16,142,665       10,051,044
  FORWARD FOREIGN CURRENCY CONTRACTS ..............................             642           27,219             (102)
  FUTURES TRANSACTIONS ............................................               0          145,333                0
                                                                      -------------    -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS      28,420,867       16,315,217       10,050,942
                                                                      =============    =============    =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ............      41,118,810       20,519,278       19,618,841
                                                                      -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...   $  41,009,989    $  21,897,036    $  20,684,324
                                                                      -------------    -------------    -------------

(1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................   $     109,979    $      84,487    $      86,562

                                                                          LARGE CAP    LARGE COMPANY
                                                                       APPRECIATION           GROWTH
                                                                          PORTFOLIO        PORTFOLIO
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) ....................................................   $     799,698    $  12,726,273
  INTEREST ........................................................               0                0
  INCOME FROM AFFILIATED SECURITIES ...............................          76,868          696,748
  SECURITIES LENDING INCOME, NET ..................................           1,570          132,659
                                                                      -------------    -------------
TOTAL INVESTMENT INCOME ...........................................         878,136       13,555,680
                                                                      -------------    -------------

EXPENSES
  ADVISORY FEES ...................................................         474,115       11,725,293
  CUSTODY FEES ....................................................          13,546          351,275
  ACCOUNTING FEES .................................................               0                0
  PROFESSIONAL FEES ...............................................          11,827           68,007
  REGISTRATION FEES ...............................................               0            1,264
  SHAREHOLDER REPORTS .............................................          13,528           97,134
  TRUSTEES' FEES ..................................................           3,796            3,793
  OTHER FEES AND EXPENSES .........................................           1,927           37,641
                                                                      -------------    -------------
TOTAL EXPENSES ....................................................         518,739       12,284,407
                                                                      -------------    -------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....................         (39,958)      (1,533,631)
  NET EXPENSES ....................................................         478,781       10,750,776
                                                                      -------------    -------------
NET INVESTMENT INCOME (LOSS) ......................................         399,355        2,804,904
                                                                      -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
----------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .      11,632,863       64,646,295
  FORWARD FOREIGN CURRENCY CONTRACTS ..............................               0                0
  FUTURES TRANSACTIONS ............................................               0                0
                                                                      -------------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .........................      11,632,863       64,646,295
                                                                      -------------    -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
----------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .      (1,036,045)     144,312,725
  FORWARD FOREIGN CURRENCY CONTRACTS ..............................               0                0
  FUTURES TRANSACTIONS ............................................               0                0
                                                                      -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS      (1,036,045)     144,312,725
                                                                      =============    =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ............      10,596,818      208,959,020
                                                                      -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...   $  10,996,173    $ 211,763,924
                                                                      -------------    -------------

(1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................   $           0    $     382,239

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                                                      STATEMENT OF OPERATIONS --
                             FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         SMALL CAP   SMALL COMPANY   SMALL COMPANY        STRATEGIC
                                                                             INDEX          GROWTH           VALUE  SMALL CAP VALUE
                                                                         PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO(2)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) ....................................................  $   2,035,745   $   2,469,667   $   3,977,565    $     294,106
  INTEREST ........................................................          5,910              82          61,142          100,773
  INCOME FROM AFFILIATED SECURITIES ...............................        154,079         491,686         449,899           73,574
  SECURITIES LENDING INCOME, NET ..................................         88,142         229,897         135,565                0
                                                                     -------------   -------------   -------------    -------------
TOTAL INVESTMENT INCOME ...........................................      2,283,876       3,191,332       4,624,171          468,453
                                                                     -------------   -------------   -------------    -------------

EXPENSES
  ADVISORY FEES ...................................................        372,416       4,078,723       2,905,315          257,788
  CUSTODY FEES ....................................................         37,242          93,044          65,427            5,729
  PROFESSIONAL FEES ...............................................         18,968          23,898          20,277            4,568
  REGISTRATION FEES ...............................................          4,994             298             168               42
  SHAREHOLDER REPORTS .............................................          9,735          22,485          15,194              510
  TRUSTEES' FEES ..................................................          3,772           3,776           3,776            1,252
  OTHER FEES AND EXPENSES .........................................          3,479           5,765           7,628            1,530
                                                                     -------------   -------------   -------------    -------------
TOTAL EXPENSES ....................................................        450,606       4,227,989       3,017,785          271,419
                                                                     -------------   -------------   -------------    -------------

LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....................        (25,029)        (19,444)       (573,138)         (56,595)
  NET EXPENSES ....................................................        425,577       4,208,545       2,444,647          214,824
                                                                     -------------   -------------   -------------    -------------
NET INVESTMENT INCOME (LOSS) ......................................      1,858,299      (1,017,213)      2,179,524          253,629
                                                                     -------------   -------------   -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
-----------------------------------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .     17,339,115      77,318,419      60,222,758          644,786
  FUTURES TRANSACTIONS ............................................      1,024,718               0               0                0
                                                                     -------------   -------------   -------------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .........................     18,363,833      77,318,419      60,222,758          644,786
                                                                     -------------   -------------   -------------    -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
-----------------------------------------------------------------------------------------------------------------------------------
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .     28,026,652      87,513,659      15,224,032        8,204,870
  FUTURES TRANSACTIONS ............................................        217,000               0               0                0
                                                                     -------------   -------------   -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS     28,243,652      87,513,659      15,224,032        8,204,870
                                                                     =============   =============   =============    =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ............     46,607,485     164,832,078      75,446,790        8,849,656
                                                                     -------------   -------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...     48,465,784     163,814,865      77,626,314        9,103,285
                                                                     =============   =============   =============    =============

  (1) NET OF FOREIGN WITHHOLDING TAXES OF .........................  $         725   $       6,256   $           0    $           0

  (2) THIS PORTFOLIO COMMENCED OPERATIONS ON JANUARY 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     C&B LARGE CAP VALUE PORTFOLIO(1)
                                                                  --------------------------------------
                                                                            FOR THE
                                                                   SIX MONTHS ENDED              FOR THE
                                                                     MARCH 31, 2006         PERIOD ENDED
                                                                        (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ........................................   $     774,696,069    $               0

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ................................           5,733,644            4,743,929
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................          16,464,707           11,559,905
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ...........................................          35,590,789              (56,242)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................          57,789,140           16,247,592
                                                                  -----------------    -----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
  CONTRIBUTIONS ...............................................          27,769,856          781,393,050
  WITHDRAWALS .................................................         (49,366,000)         (22,944,573)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS ........................................         (21,596,144)         758,448,477
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS .........................          36,192,996          774,696,069
                                                                  -----------------    -----------------
ENDING NET ASSETS .............................................   $     810,889,065    $     774,696,069
                                                                  =================    =================

                                                                       DISCIPLINED GROWTH PORTFOLIO
                                                                  --------------------------------------
                                                                            FOR THE
                                                                   SIX MONTHS ENDED              FOR THE
                                                                     MARCH 31, 2006           YEAR ENDED
                                                                        (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ........................................   $     184,902,166    $     178,341,304

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ................................              35,352              813,047
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................           3,926,709            3,565,680
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ...........................................           5,485,162           16,219,053
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................           9,447,223           20,597,780
                                                                  -----------------    -----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
  CONTRIBUTIONS ...............................................           3,105,614            7,178,229
  WITHDRAWALS .................................................          (8,742,858)         (21,215,147)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS ........................................          (5,637,244)         (14,036,918)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS .........................           3,809,979            6,560,862
                                                                  -----------------    -----------------
ENDING NET ASSETS .............................................   $     188,712,145    $     184,902,166
                                                                  =================    =================

  (1)   THIS PORTFOLIO COMMENCED OPERATIONS ON DECEMBER 6, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                         EQUITY INCOME PORTFOLIO
                                                                  --------------------------------------
                                                                            FOR THE
                                                                   SIX MONTHS ENDED              FOR THE
                                                                     MARCH 31, 2006           YEAR ENDED
                                                                        (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ........................................   $   1,273,196,285    $   1,739,060,014

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ................................          10,751,523           29,718,544
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................          86,513,450          263,090,149
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ...........................................         (56,115,058)        (101,890,052)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................          41,149,915          190,918,641
                                                                  -----------------    -----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
  CONTRIBUTIONS ...............................................          27,032,429           22,472,150
  WITHDRAWALS .................................................        (276,735,585)        (679,254,520)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS ........................................        (249,703,156)        (656,782,370)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS .........................        (208,553,241)        (465,863,729)
                                                                  -----------------    -----------------
ENDING NET ASSETS .............................................   $   1,064,643,044    $   1,273,196,285
                                                                  =================    =================

                                                                          EQUITY VALUE PORTFOLIO
                                                                  --------------------------------------
                                                                            FOR THE
                                                                   SIX MONTHS ENDED              FOR THE
                                                                     MARCH 31, 2006           YEAR ENDED
                                                                        (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ........................................   $     438,219,988    $     225,993,634

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ................................           2,643,718            4,211,622
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................          15,339,886           36,519,620
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ...........................................          10,096,858           24,408,508
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................          28,080,462           65,139,750
                                                                  -----------------    -----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
  CONTRIBUTIONS ...............................................          24,931,951          240,172,585
  WITHDRAWALS .................................................         (25,918,333)         (93,085,981)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS ........................................            (986,382)         147,086,604
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS .........................          27,094,080          212,226,354
                                                                  -----------------    -----------------
ENDING NET ASSETS .............................................   $     465,314,068    $     438,219,988
                                                                  =================    =================

                                                                             INDEX PORTFOLIO
                                                                  --------------------------------------
                                                                            FOR THE
                                                                   SIX MONTHS ENDED              FOR THE
                                                                     MARCH 31, 2006           YEAR ENDED
                                                                        (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ........................................   $   2,151,037,408    $   1,846,126,209

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ................................          20,701,492           41,951,828
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................          23,538,425           84,611,766
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ...........................................          91,129,229          139,639,605
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................         135,369,146          266,203,199
                                                                  -----------------    -----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
  CONTRIBUTIONS ...............................................         180,455,274          321,376,976
  WITHDRAWALS .................................................        (135,595,825)        (282,668,976)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS ........................................          44,859,449           38,708,000
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS .........................         180,228,595          304,911,199
                                                                  -----------------    -----------------
ENDING NET ASSETS .............................................   $   2,331,266,003    $   2,151,037,408
                                                                  =================    =================

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       INTERNATIONAL CORE PORTFOLIO
                                                                  --------------------------------------
                                                                            FOR THE
                                                                   SIX MONTHS ENDED              FOR THE
                                                                     MARCH 31, 2006           YEAR ENDED
                                                                        (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ........................................   $     160,473,368    $     461,906,264

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ................................             729,037            2,503,163
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................           6,478,277           64,013,738
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ...........................................           9,633,803          (35,614,283)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................          16,841,117           30,902,618
                                                                  -----------------    -----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
  CONTRIBUTIONS ...............................................           3,143,823           15,224,525
  WITHDRAWALS .................................................         (13,418,131)        (347,560,039)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS ........................................         (10,274,308)        (332,335,514)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS .........................           6,566,809         (301,432,896)
                                                                  -----------------    -----------------
ENDING NET ASSETS .............................................   $     167,040,177    $     160,473,368
                                                                  =================    =================

                                                                    INTERNATIONAL GROWTH PORTFOLIO(2)
                                                                  --------------------------------------
                                                                            FOR THE
                                                                   SIX MONTHS ENDED              FOR THE
                                                                     MARCH 31, 2006         PERIOD ENDED
                                                                        (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ........................................   $     251,828,302    $               0

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ................................            (108,821)           1,687,794
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................          12,697,943            8,235,022
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ...........................................          28,420,867           26,128,962
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................          41,009,989           36,051,778
                                                                  -----------------    -----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
  CONTRIBUTIONS ...............................................          10,591,945          248,728,667
  WITHDRAWALS .................................................         (23,765,057)         (32,952,143)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS ........................................         (13,173,112)         215,776,524
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS .........................          27,836,877          251,828,302
                                                                  -----------------    -----------------
ENDING NET ASSETS .............................................   $     279,665,179    $     251,828,302
                                                                  =================    =================

  (2)   THIS PORTFOLIO COMMENCED OPERATIONS ON OCTOBER 6, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                     INTERNATIONAL INDEX PORTFOLIO(2)
                                                                  --------------------------------------
                                                                            FOR THE
                                                                   SIX MONTHS ENDED              FOR THE
                                                                     MARCH 31, 2006         PERIOD ENDED
                                                                        (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ........................................   $     161,372,219    $               0

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ................................           1,377,758            3,791,332
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................           4,204,061            3,715,456
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ...........................................          16,315,217           24,359,661
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................          21,897,036           31,866,449
                                                                  -----------------    -----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
  CONTRIBUTIONS ...............................................           1,998,726          159,805,164
  WITHDRAWALS .................................................         (17,628,061)         (30,299,394)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS ........................................         (15,629,335)         129,505,770
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS .........................           6,267,701          161,372,219
                                                                  -----------------    -----------------
ENDING NET ASSETS .............................................   $     167,639,920    $     161,372,219
                                                                  =================    =================

                                                                      INTERNATIONAL VALUE PORTFOLIO
                                                                  --------------------------------------
                                                                            FOR THE
                                                                   SIX MONTHS ENDED              FOR THE
                                                                     MARCH 31, 2006           YEAR ENDED
                                                                        (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ........................................   $     162,175,581    $     155,296,981

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ................................           1,065,483            3,531,358
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................           9,567,899           14,568,321
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ...........................................          10,050,942           19,114,976
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................          20,684,324           37,214,655
                                                                  -----------------    -----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
  CONTRIBUTIONS ...............................................           4,094,347            7,530,070
  WITHDRAWALS .................................................         (17,467,088)         (37,866,125)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS ........................................         (13,372,741)         (30,336,055)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS .........................           7,311,583            6,878,600
                                                                  -----------------    -----------------
ENDING NET ASSETS .............................................   $     169,487,164    $     162,175,581
                                                                  =================    =================

                                                                     LARGE CAP APPRECIATION PORTFOLIO
                                                                  --------------------------------------
                                                                            FOR THE
                                                                   SIX MONTHS ENDED              FOR THE
                                                                     MARCH 31, 2006           YEAR ENDED
                                                                        (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ........................................   $     132,789,757    $     114,158,777

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ................................             399,355            1,029,238
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................          11,632,863            9,657,362
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ...........................................          (1,036,045)          11,730,871
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................          10,996,173           22,417,471
                                                                  -----------------    -----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
  CONTRIBUTIONS ...............................................           7,120,702           13,469,241
  WITHDRAWALS .................................................          (9,027,792)         (17,255,732)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS ........................................          (1,907,090)          (3,786,491)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS .........................           9,089,083           18,630,980
                                                                  -----------------    -----------------
ENDING NET ASSETS .............................................   $     141,878,840    $     132,789,757
                                                                  =================    =================

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      LARGE COMPANY GROWTH PORTFOLIO
                                                                  --------------------------------------
                                                                            FOR THE
                                                                   SIX MONTHS ENDED              FOR THE
                                                                     MARCH 31, 2006           YEAR ENDED
                                                                        (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ........................................   $   3,563,533,543    $   3,403,979,864

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ................................           2,804,904           24,671,536
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................          64,646,295          176,488,735
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ...........................................         144,312,725          200,597,199
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................         211,763,924          401,757,470
                                                                  -----------------    -----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
  CONTRIBUTIONS ...............................................          82,850,202          497,083,297
  WITHDRAWALS .................................................        (435,193,416)        (739,287,088)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS ........................................        (352,343,214)        (242,203,791)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS .........................        (140,579,290)         159,553,679
                                                                  -----------------    -----------------
ENDING NET ASSETS .............................................   $   3,422,954,253    $   3,563,533,543
                                                                  =================    =================

                                                                        SMALL CAP INDEX PORTFOLIO
                                                                  --------------------------------------
                                                                            FOR THE
                                                                   SIX MONTHS ENDED              FOR THE
                                                                     MARCH 31, 2006           YEAR ENDED
                                                                        (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ........................................   $     359,172,109    $     311,448,570

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ................................           1,858,299            3,380,122
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................          18,363,833           14,081,612
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ...........................................          28,243,652           46,194,745
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................          48,465,784           63,656,479
                                                                  -----------------    -----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
  CONTRIBUTIONS ...............................................          21,551,566           28,963,364
  WITHDRAWALS .................................................         (26,464,107)         (44,896,304)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS ........................................          (4,912,541)         (15,932,940)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS .........................          43,553,243           47,723,539
                                                                  -----------------    -----------------
ENDING NET ASSETS .............................................   $     402,725,352    $     359,172,109
                                                                  =================    =================

  (3)   THIS PORTFOLIO COMMENCED OPERATIONS ON JANUARY 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                      SMALL COMPANY GROWTH PORTFOLIO
                                                                  --------------------------------------
                                                                            FOR THE
                                                                   SIX MONTHS ENDED              FOR THE
                                                                     MARCH 31, 2006           YEAR ENDED
                                                                        (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ........................................   $     889,007,735    $     798,352,072

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ................................          (1,017,213)          (3,794,922)
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................          77,318,419           96,209,873
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ...........................................          87,513,659           34,372,379
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................         163,814,865          126,787,330
                                                                  -----------------    -----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
  CONTRIBUTIONS ...............................................          43,474,285           84,733,044
  WITHDRAWALS .................................................         (68,769,259)        (120,864,711)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS ........................................         (25,294,974)         (36,131,667)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS .........................         138,519,891           90,655,663
                                                                  -----------------    -----------------
ENDING NET ASSETS .............................................   $   1,027,527,626    $     889,007,735
                                                                  =================    =================

                                                                      SMALL COMPANY VALUE PORTFOLIO
                                                                  --------------------------------------
                                                                            FOR THE
                                                                   SIX MONTHS ENDED              FOR THE
                                                                     MARCH 31, 2006           YEAR ENDED
                                                                        (UNAUDITED)   SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ........................................   $     620,229,304    $     445,746,360

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ................................           2,179,524            3,246,193
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................          60,222,758           90,994,124
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ...........................................          15,224,032           18,729,897
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................          77,626,314          112,970,214
                                                                  -----------------    -----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
  CONTRIBUTIONS ...............................................         145,374,648          137,873,623
  WITHDRAWALS .................................................        (219,752,915)         (76,360,893)
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS ........................................         (74,378,267)          61,512,730
                                                                  -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS .........................           3,248,047          174,482,944
                                                                  -----------------    -----------------
ENDING NET ASSETS .............................................   $     623,477,351    $     620,229,304
                                                                  =================    =================

                                                                  STRATEGIC SMALL CAP VALUE PORTFOLIO(3)
                                                                  --------------------------------------
                                                                            FOR THE
                                                                       PERIOD ENDED
                                                                     MARCH 31, 2006
                                                                        (UNAUDITED)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ........................................   $               0

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ................................             253,629
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................             644,786
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ...........................................           8,204,870
                                                                  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................           9,103,285
                                                                  -----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
  CONTRIBUTIONS ...............................................         196,976,951
  WITHDRAWALS .................................................          (3,803,163)
                                                                  -----------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS ........................................         193,173,788
                                                                  -----------------
NET INCREASE (DECREASE) IN NET ASSETS .........................         202,277,073
                                                                  -----------------
ENDING NET ASSETS .............................................   $     202,277,073
                                                                  =================

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                               ----------------------------------------------------
                                                                                                                   PORTFOLIO
                                               NET INVESTMENT        GROSS     EXPENSES         NET       TOTAL     TURNOVER
                                                INCOME (LOSS)     EXPENSES       WAIVED    EXPENSES   RETURN(2)         RATE
----------------------------------------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...       1.44%        0.77%      (0.11)%       0.66%       7.42%          15%
DECEMBER 6, 2004(3) TO SEPTEMBER 30, 2005 .......       0.98%        0.77%      (0.06)%       0.71%       1.51%          19%

DISCIPLINED GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...       0.04%        0.79%      (0.01)%       0.78%       5.23%          40%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       0.44%        0.79%      (0.01)%       0.78%      11.76%          45%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........       0.28%        0.80%      (0.26)%       0.54%       9.88%          87%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........       0.28%        0.88%      (0.15)%       0.73%      25.65%         117%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........       0.27%        0.91%      (0.18)%       0.73%     (12.57)%        156%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........       0.15%        0.82%      (0.10)%       0.72%     (20.55)%        181%

EQUITY INCOME PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...       1.88%        0.75%      (0.05)%       0.70%       3.64%           3%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       2.04%        0.73%      (0.13)%       0.60%      13.30%          20%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........       1.86%        0.77%      (0.21)%       0.56%      17.04%          11%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........       2.01%        0.78%      (0.11)%       0.67%      20.66%           9%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........       1.61%        0.78%      (0.10)%       0.68%     (19.49)%         12%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........       1.29%        0.78%      (0.10)%       0.68%      (8.61)%          3%

EQUITY VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...       1.19%        0.79%      (0.01)%       0.78%       6.33%          53%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       1.22%        0.78%      (0.02)%       0.76%      21.61%         145%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........       1.25%        0.80%      (0.18)%       0.62%      17.82%         122%
AUGUST 29, 2003(3) TO SEPTEMBER 30, 2003 ........       0.64%        0.86%      (0.32)%       0.54%      (1.80)%          3%

INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...       1.87%        0.12%       0.00%        0.12%       6.34%           3%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       2.08%        0.12%      (0.08)%       0.04%      12.23%           8%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........       1.71%        0.17%      (0.14)%       0.03%      13.87%           2%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........       1.70%        0.18%      (0.05)%       0.13%      24.42%           3%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........       1.40%        0.18%      (0.05)%       0.13%     (20.52)%          4%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........       1.23%        0.18%      (0.05)%       0.13%     (26.56)%          2%

INTERNATIONAL CORE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...       0.91%        1.11%      (0.08)%       1.03%      10.71%          24%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       1.51%        1.09%      (0.01)%       1.08%      18.69%         108%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........       0.86%        1.11%      (0.15)%       0.96%      13.84%          33%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........       0.81%        1.12%      (0.03)%       1.09%      18.39%          75%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........       0.54%        1.26%      (0.02)%       1.24%     (19.04)%         38%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........       0.57%        1.31%      (0.04)%       1.27%     (28.86)%         33%

INTERNATIONAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...      (0.08)%       1.08%      (0.09)%       0.99%      16.76%          30%
OCTOBER 6, 2004(3) TO SEPTEMBER 30, 2005 ........       1.02%        1.08%      (0.02)%       1.06%      22.30%          67%

INTERNATIONAL INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...       1.71%        0.51%      (0.13)%       0.38%      14.27%           2%
OCTOBER 6, 2004(3) TO SEPTEMBER 30, 2005 ........       2.41%        0.49%      (0.03)%       0.46%      21.90%          21%

INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...       1.31%        1.12%      (0.02)%       1.10%      13.24%           9%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       2.21%        1.11%      (0.01)%       1.10%      25.92%          14%
OCTOBER 31, 2003(3) TO SEPTEMBER 30, 2004 .......       2.61%        1.02%      (0.18)%       0.84%      20.00%          24%

LARGE CAP APPRECIATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...       0.59%        0.77%      (0.06)%       0.71%       8.30%          80%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       0.83%        0.74%       0.00%        0.74%      20.02%         133%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........       0.50%        0.76%      (0.14)%       0.62%      10.56%         149%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........       0.29%        0.81%      (0.09)%       0.72%      18.50%         153%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........       0.37%        0.88%      (0.16)%       0.72%     (20.04)%        123%
AUGUST 31, 2001(3) TO SEPTEMBER 30, 2001 ........       1.51%        0.79%      (0.07)%       0.72%      (7.01)%         10%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                   RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                               ----------------------------------------------------
                                                                                                                   PORTFOLIO
                                               NET INVESTMENT        GROSS     EXPENSES         NET       TOTAL     TURNOVER
                                                INCOME (LOSS)     EXPENSES       WAIVED    EXPENSES   RETURN(2)         RATE
----------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...       0.16%        0.70%      (0.09)%       0.61%       5.94%           3%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       0.69%        0.69%      (0.01)%       0.68%      11.03%          18%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........      (0.09)%       0.76%      (0.08)%       0.68%       2.96%          14%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........      (0.24)%       0.78%      (0.02)%       0.76%      27.90%          13%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........      (0.34)%       0.78%       0.00%        0.78%     (22.32)%         18%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........      (0.29)%       0.78%       0.00%        0.78%     (39.70)%         13%

SMALL CAP INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...       1.00%        0.24%      (0.01)%       0.23%      13.23%          11%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       1.00%        0.23%      (0.05)%       0.18%      21.03%          14%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........       0.93%        0.28%      (0.19)%       0.09%      23.97%          17%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........       0.74%        0.31%      (0.02)%       0.29%      27.79%          11%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........       0.57%        0.33%      (0.01)%       0.32%      (2.60)%         17%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........       0.90%        0.33%      (0.01)%       0.32%     (12.27)%         25%

SMALL COMPANY GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...      (0.22)%       0.91%       0.00%        0.91%      18.61%          67%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........      (0.45)%       0.91%       0.00%        0.91%      16.51%         142%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........      (0.63)%       0.93%      (0.07)%       0.86%      12.70%         145%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........      (0.35)%       0.94%      (0.02)%       0.92%      37.90%         163%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........      (0.40)%       0.94%       0.00%        0.94%     (19.95)%        169%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........      (0.17)%       0.94%       0.00%        0.94%     (23.09)%        206%

SMALL COMPANY VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ...       0.67%        0.92%      (0.18)%       0.74%      11.82%          58%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       0.61%        0.92%      (0.10)%       0.82%      24.77%          70%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........       0.54%        0.93%      (0.13)%       0.80%      23.72%          64%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........       0.70%        0.95%      (0.16)%       0.79%      38.33%          80%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........       0.68%        0.98%      (0.19)%       0.79%      (2.16)%         98%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........       1.32%        0.97%      (0.18)%       0.79%      10.70%          90%

STRATEGIC SMALL CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
JANUARY 31, 2006(3) TO MARCH 31, 2006 (UNAUDITED)       0.30%        0.99%      (0.21)%       0.78%       4.00%           6%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      NOTES TO FINANCIAL HIGHLIGHTS
      --------------------------------------------------------------------------

      (1) During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

      (2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

      (3)   Commencement of operations.

NOTES TO FINANCIAL STATEMENTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Master Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently has 19 separate investment portfolios. These financial statements are for 15 of those portfolios as follows: the C&B Large Cap Value Portfolio, Disciplined Growth Portfolio, Equity Income Portfolio, Equity Value Portfolio, Index Portfolio, International Core Portfolio, International Growth Portfolio, International Index Portfolio, Internationl Value Portfolio, Large Cap Appreciation Portfolio, Large Company Growth Portfolio, Small Cap Index Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Strategic Small Cap Value Portfolio (each, a "Fund" and collectively, the "Funds").

      Interests in the Funds are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

FEDERAL INCOME TAXES

      Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Funds of the Trust are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Fund are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Fund regardless of whether such interest, dividends, or gains have been distributed by the Fund.

FORWARD FOREIGN CURRENCY CONTRACTS

      The Funds may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

      As of March 31, 2006, outstanding forward contracts were as follows:

                                      Currency                                                Currency        Net Unrealized
                                    Amount to be                                            Amount to be       Appreciation/
      Portfolio                       Received     Type of Currency     Settlement Date       Delivered       (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL INDEX PORTFOLIO      233,000   Australia Dollar        6/30/2006        $  165,353           $ 1,215
                                         290,000   Switzerland Franc       6/30/2006           225,365              (763)
                                         907,000         Euro              6/30/2006         1,102,567             2,732
                                         453,000     British Pound         6/30/2006           794,299            (6,315)
                                      97,500,000     Japanese Yen          6/30/2006           845,877            (7,034)
----------------------------------------------------------------------------------------------------------------------------

FUTURES CONTRACTS

      The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At March 31, 2006, the following Funds held futures contracts:

                                                                                                              Net Unrealized
                                                                                                               Appreciation
      Portfolio                          Contracts       Type           Expiration Date    Notional Amount    (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
      INDEX PORTFOLIO                     34 Long      S&P 500            June 2006         $11,046,350         $ 31,700
-----------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL INDEX PORTFOLIO       31 Long   DJ Eurostoxx 50       June 2006           1,413,941            2,138
                                          11 Long   FTSE 100 Index        June 2006           1,149,480           (3,682)
                                           8 Long        TOPIX            June 2006           1,095,009           80,600
-----------------------------------------------------------------------------------------------------------------------------
      SMALL CAP INDEX PORTFOLIO           14 Long    Russell 2000         June 2006           5,215,375          187,225
-----------------------------------------------------------------------------------------------------------------------------

SECURITY LOANS

      The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked daily while collateral supporting loans of U.S. Government securities are remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loans plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may

NOTES TO FINANCIAL STATEMENTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2005, Wells Fargo Bank, N.A. received 35% of the revenues earned on the securities lending activities and incurred all expenses. The value of the securities on loan and the value of the related collateral at March 31, 2006, are shown on the Statement of Assets and Liabilities.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                      Advisory Fees                                                 Subadvisory Fees
                               Average Daily          (% of Average                           Average Daily          (% of Average
      Portfolio                  Net Assets         Daily Net Assets)       Subadviser          Net Assets         Daily Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
      C&B LARGE CAP          First $500 million           0.750        Cooke & Bieler, L.P.   First $250 million         0.450
      VALUE PORTFOLIO         Next $500 million           0.700                                Next $250 million         0.400
                                Next $2 billion           0.650                                Next $250 million         0.350
                                Next $2 billion           0.625                                Over $750 million         0.300
                                Over $5 billion           0.600
------------------------------------------------------------------------------------------------------------------------------------
      DISCIPLINED            First $500 million           0.750            Smith Asset        First $200 million         0.300
      GROWTH PORTFOLIO        Next $500 million           0.700             Management         Next $300 million         0.200
                                Next $2 billion           0.650            Group, L.P.         Over $500 million         0.150
                                Next $2 billion           0.625
                                Over $5 billion           0.600
------------------------------------------------------------------------------------------------------------------------------------
      EQUITY INCOME          First $500 million           0.750           Wells Capital       First $100 million         0.350
      PORTFOLIO*              Next $500 million           0.700             Management         Next $100 million         0.300
                                Next $2 billion           0.650            Incorporated        Next $300 million         0.200
                                Next $2 billion           0.625                                Over $500 million         0.150
                                Over $5 billion           0.600
------------------------------------------------------------------------------------------------------------------------------------
      EQUITY VALUE           First $500 million           0.750        Systematic Financial   First $150 million         0.300
      PORTFOLIO               Next $500 million           0.700          Management L.P.       Next $200 million         0.200
                                Next $2 billion           0.650                                Next $400 million         0.150
                                Next $2 billion           0.625                                Next $250 million         0.130
                                Over $5 billion           0.600                                  Over $1 billion         0.100
------------------------------------------------------------------------------------------------------------------------------------
      INDEX PORTFOLIO*       First $500 million           0.100           Wells Capital       First $100 million         0.050
                              Next $500 million           0.100             Management         Next $100 million         0.030
                                Next $2 billion           0.075            Incorporated        Over $200 million         0.020
                                Next $2 billion           0.075
                                Over $5 billion           0.050
------------------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL          First $500 million           0.950              New Star          First $50 million         0.350
      CORE PORTFOLIO          Next $500 million           0.900           Institutional        Next $500 million         0.290
                                Next $2 billion           0.850              Managers          Over $550 million         0.200
                                Next $2 billion           0.825              Limited
                                Over $5 billion           0.800
------------------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL          First $500 million           0.950          Artisan Partners     First $250 million         0.700
      GROWTH PORTFOLIO        Next $500 million           0.900        Limited Partnership     Over $250 million         0.500
                                Next $2 billion           0.850
                                Next $2 billion           0.825
                                Over $5 billion           0.800
------------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                      Advisory Fees                                                 Subadvisory Fees
                               Average Daily          (% of Average                             Average Daily        (% of Average
      Portfolio                  Net Assets         Daily Net Assets)       Subadviser            Net Assets       Daily Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL          First $500 million           0.350             SSgA Funds        First $100 million         0.080
      INDEX PORTFOLIO         Next $500 million           0.350             Management         Over $100 million         0.060
                                Next $2 billion           0.325
                                Next $2 billion           0.325
                                Over $5 billion           0.300
------------------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL          First $500 million           0.950             LSV Asset         First $150 million         0.350
      VALUE PORTFOLIO         Next $500 million           0.900             Management         Next $350 million         0.400
                                Next $2 billion           0.850                                Next $250 million         0.350
                                Next $2 billion           0.825                                Next $250 million         0.325
                                Over $5 billion           0.800                                  Over $1 billion         0.300
------------------------------------------------------------------------------------------------------------------------------------
      LARGE CAP              First $500 million           0.700          Cadence Capital      First $250 million         0.300
      APPRECIATION            Next $500 million           0.700           Management LLC       Next $250 million         0.200
      PORTFOLIO                 Next $2 billion           0.650                                Next $500 million         0.150
                                Next $2 billion           0.625                                  Over $1 billion         0.100
                                Over $5 billion           0.600
------------------------------------------------------------------------------------------------------------------------------------
      LARGE COMPANY          First $500 million           0.750         Peregrine Capital      First $25 million         0.750
      GROWTH PORTFOLIO        Next $500 million           0.700          Management, Inc.       Next $25 million         0.600
                                Next $2 billion           0.650                                Next $225 million         0.500
                                Next $2 billion           0.625                                Over $275 million         0.300
                                Over $5 billion           0.600
------------------------------------------------------------------------------------------------------------------------------------
      SMALL CAP INDEX        First $500 million           0.200           Wells Capital       First $100 million         0.050
      PORTFOLIO*              Next $500 million           0.200             Management         Next $100 million         0.030
                                Next $2 billion           0.175            Incorporated        Over $200 million         0.020
                                Next $2 billion           0.175
                                Over $5 billion           0.150
------------------------------------------------------------------------------------------------------------------------------------
      SMALL COMPANY          First $500 million           0.900         Peregrine Capital      First $50 million         0.900
      GROWTH PORTFOLIO        Next $500 million           0.850          Management, Inc.      Next $130 million         0.750
                                Next $2 billion           0.800                                Next $160 million         0.650
                                Next $2 billion           0.775                                Next $345 million         0.500
                                Over $5 billion           0.750                                 Next $50 million         0.520
                                                                                               Over $735 million         0.550
------------------------------------------------------------------------------------------------------------------------------------
      SMALL COMPANY          First $500 million           0.900         Peregrine Capital     First $175 million         0.500
      VALUE PORTFOLIO         Next $500 million           0.850          Management, Inc.      Over $175 million         0.750
                                Next $2 billion           0.800
                                Next $2 billion           0.775
                                Over $5 billion           0.750
------------------------------------------------------------------------------------------------------------------------------------
      STRATEGIC SMALL CAP    First $500 million           0.900           Wells Capital       First $200 million         0.450
      VALUE PORTFOLIO         Next $500 million           0.850             Management         Over $200 million         0.400
                                Next $2 billion           0.800            Incorporated
                                Next $2 billion           0.775
                                Over $5 billion           0.750
------------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

      * Effective January 1, 2006. Prior to January 1, 2006, Subadviser(s) were entitled to be paid a monthly fee at the following rates:

                                                                           Subadvisory
                                                      Average Daily      Fees (% of Average
      Portfolio                  Subadviser             Net Assets       Daily Net Assets)
-------------------------------------------------------------------------------------------
      EQUITY INCOME             Wells Capital       First $200 million        0.250
      PORTFOLIO                  Management          Next $200 million        0.200
                                Incorporated         Over $400 million        0.150
-------------------------------------------------------------------------------------------
      INDEX PORTFOLIO           Wells Capital       First $200 million        0.020
                                 Management          Over $200 million        0.010
                                Incorporated
-------------------------------------------------------------------------------------------
      INTERNATIONAL GROWTH    Artisan Partners        All asset levels        0.700
      PORTFOLIO              Limited Partnership
-------------------------------------------------------------------------------------------
      SMALL CAP INDEX           Wells Capital       First $200 million        0.020
      PORTFOLIO                  Management          Over $200 million        0.010
                                Incorporated

ADMINISTRATION AND TRANSFER AGENT FEES

      Currently, there are no administration or transfer agency fees charged to the Master Trust.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                 % of Average
      Portfolio                                                Daily Net Assets
--------------------------------------------------------------------------------
      INTERNATIONAL CORE PORTFOLIO                                   0.10
--------------------------------------------------------------------------------
      INTERNATIONAL GROWTH PORTFOLIO                                 0.10
--------------------------------------------------------------------------------
      INTERNATIONAL INDEX PORTFOLIO                                  0.10
--------------------------------------------------------------------------------
      INTERNATIONAL VALUE PORTFOLIO                                  0.10
--------------------------------------------------------------------------------
      ALL OTHER FUNDS                                                0.02
--------------------------------------------------------------------------------

TRANSACTIONS WITH AFFILIATES

      For the period ended March 31, 2006, the following funds paid brokerage commissions to an affiliated broker dealer:

      Portfolio                                              Broker Commission
--------------------------------------------------------------------------------
      Small Company Growth Portfolio                              $8,124
--------------------------------------------------------------------------------

OTHER FEES

      PFPC Inc. ("PFPC") serves as fund accountant for the Trust. PFPC currently does not receive a fee for its services, but is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses in the Statements of Operations, for the year ended, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from custody fees collected, if any.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the period ended March 31, 2006, were as follows:

      Portfolio                             Purchases at Cost     Sales Proceeds
--------------------------------------------------------------------------------
      C&B LARGE CAP VALUE PORTFOLIO           $114,601,117         $122,929,813
--------------------------------------------------------------------------------
      DISCIPLINED GROWTH PORTFOLIO              72,191,673           74,705,497
--------------------------------------------------------------------------------
      EQUITY INCOME PORTFOLIO                   39,292,629          281,678,052
--------------------------------------------------------------------------------
      EQUITY VALUE PORTFOLIO                   234,685,842          236,120,500
--------------------------------------------------------------------------------
      INDEX PORTFOLIO                          155,433,837           71,287,796
--------------------------------------------------------------------------------
      INTERNATIONAL CORE PORTFOLIO              38,249,439           49,424,015
--------------------------------------------------------------------------------
      INTERNATIONAL GROWTH PORTFOLIO            75,779,748           90,739,551
--------------------------------------------------------------------------------
      INTERNATIONAL INDEX PORTFOLIO              2,641,220           17,680,311
--------------------------------------------------------------------------------
      INTERNATIONAL VALUE PORTFOLIO             14,540,851           26,882,236
--------------------------------------------------------------------------------
      LARGE CAP APPRECIATION PORTFOLIO         106,403,724          105,748,284
--------------------------------------------------------------------------------
      LARGE COMPANY GROWTH PORTFOLIO            90,177,225          464,592,490
--------------------------------------------------------------------------------
      SMALL CAP INDEX PORTFOLIO                 39,795,161           43,091,348
--------------------------------------------------------------------------------
      SMALL COMPANY GROWTH PORTFOLIO           611,682,946          650,005,416
--------------------------------------------------------------------------------
      SMALL COMPANY VALUE PORTFOLIO            358,738,527          444,207,613
--------------------------------------------------------------------------------
      STRATEGIC SMALL CAP VALUE PORTFOLIO      198,451,603           11,097,867
--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

----------------------------------------------------------------------------------------------------------------
                            POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
      NAME AND AGE          LENGTH OF SERVICE**       PAST FIVE YEARS                       OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------
      Thomas S. Goho        Trustee, since 1987       Chair of Finance, Wake Forest         None
      63                                              University, since 2006. Benson-
                                                      Pruitt Professorship, Wake Forest
                                                      University, Calloway School of
                                                      Business and Accountancy, since
                                                      1999.
----------------------------------------------------------------------------------------------------------------
      Peter G. Gordon       Trustee, since 1998       Chairman, CEO, and Co-Founder of      None
      63                    (Chairman, since 2005)    Crystal Geyser Water Company, and
                                                      President of Crystal Geyser Roxane
                                                      Water Company.
----------------------------------------------------------------------------------------------------------------
      Richard M. Leach      Trustee, since 1987       Retired. Prior thereto, President     None
      72                                              of Richard M. Leach Associates (a
                                                      financial consulting firm).
----------------------------------------------------------------------------------------------------------------
      Olivia S. Mitchell    Trustee, since 2006       Professor of Insurance and Risk       None
      53                                              Management, Wharton School,
                                                      University of Pennsylvania.
                                                      Director of the Boettner Center on
                                                      Pensions and Retirement. Research
                                                      Associate and Board Member, Penn
                                                      Aging Research Center. Research
                                                      Associate, National Bureau of
                                                      Economic Research.
----------------------------------------------------------------------------------------------------------------
      Timothy J. Penny      Trustee, since 1996       Senior Counselor to the public        None
      54                                              relations firm of Himle-Horner,
                                                      and Senior Fellow at the Humphrey
                                                      Institute, Minneapolis, Minnesota
                                                      (a public policy organization).
----------------------------------------------------------------------------------------------------------------
      Donald C. Willeke     Trustee, since 1996       Principal of the law firm of          None
      65                                              Willeke & Daniels.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INTERESTED TRUSTEE***

----------------------------------------------------------------------------------------------------------------
                            POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
      NAME AND AGE          LENGTH OF SERVICE**       PAST FIVE YEARS                       OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------
      J. Tucker Morse       Trustee, since 1987       Private Investor/Real Estate          None
      61                                              Developer. Prior thereto,
                                                      Chairman of White Point Capital,
                                                      LLC until 2005.
----------------------------------------------------------------------------------------------------------------

OFFICERS

----------------------------------------------------------------------------------------------------------------
                            POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
      NAME AND AGE          LENGTH OF SERVICE         PAST FIVE YEARS                       OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------
      Karla M. Rabusch      President, since 2003     Executive Vice President of           None
      46                                              Wells Fargo Bank, N.A. and
                                                      President of Wells Fargo Funds
                                                      Management, LLC. Senior Vice
                                                      President and Chief
                                                      Administrative Officer of
                                                      Wells Fargo Funds Management,
                                                      LLC from 2001 to 2003.
----------------------------------------------------------------------------------------------------------------
      C. David Messman      Secretary, since 2000     Vice President and Managing           None
      45                                              Senior Counsel of Wells Fargo
                                                      Bank, N.A. and Senior Vice
                                                      President and Secretary of Wells
                                                      Fargo Funds Management, LLC.
                                                      Vice President and Senior Counsel
                                                      of Wells Fargo Bank, N.A. from
                                                      1996 to 2003.
----------------------------------------------------------------------------------------------------------------
      A. Erdem Cimen        Treasurer, since 2006     Vice President of Wells               None
      32                                              Fargo Bank, N.A. and Vice
                                                      President of Financial
                                                      Operations for Wells Fargo
                                                      Funds Management, LLC. Vice
                                                      President and Group Finance
                                                      Officer of Wells Fargo Bank,
                                                      N.A. Auto Finance Group from
                                                      2004 to 2006. Vice President of
                                                      Portfolio Risk Management for
                                                      Wells Fargo Bank, N.A. Auto
                                                      Finance Group in 2004. Vice
                                                      President of Portfolio Research
                                                      and Analysis for Wells Fargo
                                                      Bank, N.A. Auto Finance Group
                                                      from 2001 to 2004. Director of
                                                      Small Business Services Risk
                                                      Management for American Express
                                                      Travel Related Services from
                                                      2000 to 2001.
----------------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of March 31, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

OTHER INFORMATION (UNAUDITED)         WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY
AGREEMENTS:

C&B LARGE CAP VALUE FUND, DIVERSIFIED EQUITY FUND, DIVERSIFIED SMALL CAP FUND, EQUITY INCOME FUND, EQUITY VALUE FUND, GROWTH EQUITY FUND, INTERNATIONAL VALUE FUND, LARGE CAP APPRECIATION FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND, SMALL COMPANY VALUE FUND, C&B LARGE CAP VALUE PORTFOLIO, DISCIPLINED GROWTH PORTFOLIO, EQUITY INCOME PORTFOLIO, EQUITY VALUE PORTFOLIO, INDEX PORTFOLIO, INTERNATIONAL CORE PORTFOLIO, INTERNATIONAL GROWTH PORTFOLIO, INTERNATIONAL INDEX PORTFOLIO, INTERNATIONAL VALUE PORTFOLIO, LARGE CAP APPRECIATION PORTFOLIO, LARGE COMPANY GROWTH PORTFOLIO, SMALL CAP INDEX PORTFOLIO, SMALL COMPANY GROWTH PORTFOLIO, SMALL COMPANY VALUE PORTFOLIO AND STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees (each, a "Board" and collectively, the "Boards") of Wells Fargo Funds Trust and Wells Fargo Master Trust (each, a "Trust" and collectively, the "Trusts"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and subadvisory agreements and are not "interested persons" of each Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and subadvisory agreements. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the C&B Large Cap Value Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, International Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund, C&B Large Cap Value Portfolio, Disciplined Growth Portfolio, Equity Income Portfolio, Equity Value Portfolio, Index Portfolio, International Core Portfolio, International Growth Portfolio, International Index Portfolio, International Value Portfolio, Large Cap Appreciation Portfolio, Large Company Growth Portfolio, Small Cap Index Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Strategic Small Cap Value Portfolio (the "Funds"); (ii) an investment subadvisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Growth Equity Fund, Equity Income Portfolio, Index Portfolio, Small Cap Index Portfolio and Strategic Small Cap Value Portfolio; (iii) an investment subadvisory agreement with Artisan Partners Limited Partnership ("Artisan") for the International Growth Portfolio;
(iv) an investment subadvisory agreement with Cadence Capital Management, LLC ("Cadence") for the Large Cap Appreciation Portfolio; (v) an investment subadvisory agreement with Cooke & Bieler, L.P. ("Cooke & Bieler") for the C&B Large Cap Value Portfolio; (vi) an investment subadvisory agreement with LSV Asset Management ("LSV") for the International Value Fund and International Value Portfolio; (vii) an investment subadvisory agreement with New Star Institutional Managers Limited ("New Star") for the International Core Portfolio; (viii) an investment subadvisory agreement with Peregrine Capital Management, Inc. ("Peregrine") for the Diversified Equity Fund, Diversified Small Cap Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund, Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio; (ix) an investment subadvisory agreement with Smith Asset Management Group ("Smith") for the Diversified Equity Fund, Growth Equity Fund and Disciplined Growth Portfolio;
(x) an investment subadvisory agreement with SSgA Funds Management ("SSgA") for the International Index Portfolio; and (xi) an investment subadvisory agreement with Systematic Financial Management, L.P. ("Systematic") for the Equity Value Fund and Equity Value Portfolio. The investment advisory agreements with Funds Management and the investment subadvisory agreements with Wells Capital Management, Artisan, Cadence, Cooke & Bieler, LSV, New Star, Peregrine, Smith, SSgA and Systematic (the "Subadvisers") are collectively referred to as the "Advisory Agreements."

      More specifically, at meetings held on March 31, 2006, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Subadvisers and the continuation of the Advisory Agreements. Prior to the March 31, 2006 meetings, the Boards, including the Independent Trustees, met in person and telephonically a number of times, both with Funds Management and in private sessions relating to the advisory contract approvals. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

      Because the Diversified Equity Fund, Diversified Small Cap Fund and Growth Equity Fund are gateway blended funds that invest all of their assets in the portfolios identified above and the C&B Large Cap Value Fund, Equity Income Fund, Equity Value Fund, International Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund and Small Company Value Fund are gateway feeder funds that invest all of their assets in one of the portfolios identified above, which has a substantially similar investment objective and substantially similar investment strategies to the respective Fund, information provided to the Boards regarding these Funds is also applicable to the portfolios identified above, as relevant.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS         OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Subadvisers under the Advisory Agreements. The Boards also received and considered responses of Funds Management and the Subadvisers to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and considered the data and information, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of Funds Management and the Subadvisers. In this regard, the Boards specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

      The Boards evaluated the ability of Funds Management and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Boards considered information regarding Funds Management's and the Subadviser's compensation program for its personnel involved in the management of the Funds.

      The Boards further considered the compliance programs and compliance records of Funds Management and the Subadvisers. In addition, the Boards took into account the administrative services provided to the Funds by Funds Management and its affiliates. In considering these matters, the Boards considered not only the specific information presented in connection with the meetings, but also the knowledge gained over the course of interacting with Funds Management about various topics, including Funds Management's oversight of service providers, such as the investment subadvisers.

      Based on the above factors, together with those referenced below, each of the Boards concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Subadvisers.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Boards considered the performance results for each of the Funds over various time periods ended December 31, 2005. They also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

      The Boards noted that the performance of each Fund was better than, or not appreciably below, the median performance of each Fund's Peer Group for most time periods. The Boards noted that the performance of the Equity Income Fund, International Value Fund, Large Company Growth Fund and Small Company Growth Fund was lower than the median performance of each Fund's Peer Group for most time periods and that the performance of the C&B Large Cap Value Fund for the recent periods was lower than the median performance of the Fund's Peer Group and that these Funds required further monitoring. Accordingly, the Wells Fargo Funds Trust Board asked for a continued report on the performance of the C&B Large Cap Value Fund, Equity Income Fund, Large Company Growth Fund and Small Company Growth Fund. Upon further review, the Wells Fargo Funds Trust Board noted that the Equity Income Fund's performance had improved during 2005 and that the Large Company Growth Fund's performance had improved in the latter half of 2005 into 2006. The Boards also noted that C&B Large Cap Value Fund's underweight position in energy and utilities stocks was the primary factor contributing to the C&B Large Cap Value Fund's relative underperformance. The Board asked for continuing reports on these Funds.

      The Boards received and considered information regarding the Funds' net operating expense ratios and their various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. They also considered comparisons of these fees to the expense information for the Funds' Peer Group and Universe, which comparative data was provided by Lipper. The Boards noted that the net operating expense ratios of the Funds, except for certain classes of the Growth Equity Fund and Large Company Growth Fund, were lower than, equal to, or not appreciably higher than, each Fund's Peer Group's median net operating expense ratios. The Boards noted that the net operating expense ratios for certain classes of the Growth Equity Fund and Large Company Growth Fund were higher than their Peer Groups' median net operating expense ratios, but the Board further noted that the Advisory Agreement Rates (as defined below) were within a reasonable range of the median rates of each Fund's Peer Group. In addition, the Boards considered that the other funds in the Growth Equity Fund's Peer Group may not be similar enough to the Growth Equity Fund in that the Fund has large cap, small cap and international portfolio holdings, resulting in a higher blended expense ratio than the multi cap value funds used in the Peer Group.

OTHER INFORMATION (UNAUDITED)         WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

      Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUBADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Boards reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Boards took into account the separate administrative services covered by the administration fee rates. The Boards also reviewed and considered the contractual investment subadvisory fee rates (the "Subadvisory Agreement Rates") payable by Funds Management to the Subadvisers for investment subadvisory services. In addition, the Boards reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Boards received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Boards noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of the Funds' Peer Group. In addition, the Boards concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to the Funds' Peer Group, and reasonable in relation to the services provided.

      The Boards also reviewed and considered the Subadvisory Agreement Rates and concluded that the Subadvisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Boards received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds on the one hand and Funds Management affiliates on the other. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

      The Boards did not consider a separate profitability analysis of Wells Capital Management, Peregrine and Smith, as their separate profitability from their relationships with the Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund Small Company Value Fund, Disciplined Growth Portfolio, Equity Income Portfolio, Index Portfolio, Small Cap Index Portfolio, Large Company Growth Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Strategic Small Cap Value Portfolio was not a material factor in determining whether to renew the agreements. The Boards did not consider profitability information with respect to Artisan, Cadence, Cooke & Bieler, LSV, New Star, SSgA and Systematic, which are not affiliated with Funds Management. The Boards considered that the subadvisory fees paid to Artisan, Cadence, Cooke & Bieler, LSV, New Star, SSgA and Systematic, had been negotiated by Funds Management on an arm's length basis and that Artisan's, Cadence's, Cooke & Bieler's, LSV's, New Star's, SSgA's and Systematic's separate profitability from their relationships with the Equity Value Fund, International Value Fund, C&B Large Cap Value Portfolio, Equity Value Portfolio, International Core Portfolio, International Growth Portfolio, International Index Portfolio, International Value Portfolio and Large Cap Appreciation Portfolio, was not a material factor in determining whether to renew the agreements.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Boards received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just in respect to a single fund. The Boards concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders/interestholders, most particularly through Advisory Agreement Rate breakpoints applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trusts, and those offered by the Subadvisers to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Subadvisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Subadvisers, giving effect to differences in services covered by such fee rates.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS         OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUBADVISERS
--------------------------------------------------------------------------------

      The Boards received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Subadvisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Subadvisers with the Funds and benefits potentially derived from an increase in Funds Management's and the Subadvisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders/interestholders other financial products offered by Funds Management and its affiliates or the Subadvisers and their affiliates).

      The Boards also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed Funds Management's and the Subadvisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Boards also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares/interests are offered and sold. The Boards noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Boards reviewed detailed materials received from Funds Management and the Subadvisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services that the Funds receive throughout the year. In this regard, the Boards review reports of Funds Management and the Subadvisers at each of their quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Boards confer with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Boards concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and its shareholders/interestholders. Accordingly, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

LIST OF ABBREVIATIONS                 WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipt
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
REITS      -- Real Estate Investment Trusts
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

[LOGO]
WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO           This   report  and  the   financial
ADVANTAGE FUNDS(SM) is available free        statements   contained  herein  are
upon request. To obtain literature,          submitted     for    the    general
please write, e-mail, visit the              information of the  shareholders of
Funds' Web site, or call:                    WELLS  FARGO  ADVANTAGE  FUNDS.  If
                                             this report is used for promotional
WELLS FARGO ADVANTAGE FUNDS                  purposes,   distribution   of   the
P.O. Box 8266                                report  must  be   accompanied   or
Boston, MA 02266-8266                        preceded  by a current  prospectus.
                                             For a  prospectus  containing  more
E-mail: wfaf@wellsfargo.com                  complete   information,   including
Web site: www.wellsfargo.com/                charges    and    expenses,    call
advantagefunds                               1-800-222-8222  or visit the Funds'
Retail Investment Professionals:             Web             site             at
1-888-877-9275                               www.wellsfargo.com/advantagefunds.
Institutional Investment Professionals:      Please   consider  the   investment
1-866-765-0778                               objective,   risks,   charges,  and
                                             expenses    of    the    investment
                                             carefully  before  investing.  This
                                             and other  information  about WELLS
                                             FARGO  ADVANTAGE FUNDS can be found
                                             in the current prospectus. Read the
                                             prospectus   carefully  before  you
                                             invest or send money.

                                             Wells Fargo Funds Management,  LLC,
                                             a wholly owned  subsidiary of Wells
                                             Fargo    &    Company,     provides
                                             investment       advisory       and
                                             administrative  services  for WELLS
                                             FARGO   ADVANTAGE   FUNDS.    Other
                                             affiliates of Wells Fargo & Company
                                             provide   sub-advisory   and  other
                                             services  for the Funds.  The Funds
                                             are   distributed  by  WELLS  FARGO
                                             FUNDS   DISTRIBUTOR,   LLC,  Member
                                             NASD/SIPC,  an  affiliate  of Wells
                                             Fargo & Company.

             -------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
             -------------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo  |  www.wellsfargo.com/advantagefunds  |     RT056263 05-31
Advantage Funds, LLC. |                                     |  SEGF/SAR111 03/06
All rights reserved.  |                                     |

                                                                [LOGO]
                                                                WELLS  ADVANTAGE
                                                                FARGO  FUNDS
--------------------------------------------------------------------------------
                                 MARCH 31, 2006
--------------------------------------------------------------------------------
                               Semi-Annual Report
[PHOTO OMITTED]
--------------------------------------------------------------------------------

      WELLS FARGO ADVANTAGE INDEX FUND

                                                WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

Table of Contents

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   Index Fund .............................................................    2
Fund Expenses (Unaudited) .................................................    4
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   Index Fund .............................................................    5
Financial Statements
--------------------------------------------------------------------------------
   Statement of Assets and Liabilities ....................................    6
   Statement of Operations ................................................    7
   Statements of Changes in Net Assets ....................................    8
   Financial Highlights ...................................................   10
   Notes to Financial Highlights ..........................................   12
Notes to Financial Statements .............................................   13
--------------------------------------------------------------------------------
                                Master Portfolios
Portfolio of Investments
--------------------------------------------------------------------------------
   Index Portfolio ........................................................   17
Financial Statements
--------------------------------------------------------------------------------
   Statement of Assets and Liabilities ....................................   34
   Statement of Operations ................................................   35
   Statements of Changes in Net Assets ....................................   36
   Financial Highlights ...................................................   37
Notes to Financial Statements .............................................   38
--------------------------------------------------------------------------------
Other Information (Unaudited) .............................................   41
--------------------------------------------------------------------------------
List of Abbreviations .....................................................   46
--------------------------------------------------------------------------------

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                          WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the WELLS FARGO ADVANTAGE INDEX FUND semi-annual report for the six-month period that ended March 31, 2006. On the following pages, you will find the portfolio manager's discussion of the Fund that includes performance highlights, changes to the Fund, and his strategic outlook. You will also find facts and figures about the Fund.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The U.S. economy continued to show signs of strength, even though real Gross Domestic Product (GDP) grew at a rate of only 1.7% for the fourth quarter of 2005. Volatile energy prices led to subpar performance for the sector during the six-month period, but overall stock market performance was solid with the S&P 500 Index reporting gains in excess of 6%. Financials and industrials were leaders among the different sectors.

      During the first quarter of 2006, economic growth gained momentum with preliminary estimates pegging GDP growth at a rate of 5%. The strong growth came despite continued interest rate hikes by the Federal Reserve Board (the Fed). The Federal funds rate as of the end of March stood at 4.75%. Mortgage interest rates inched upward by about half a percentage point by the close of the first quarter of 2006. Data on mortgage applications, the number of homes listed for sale, and median sale prices confirmed that the housing market had lost some of its impetus. Sluggish housing sales were seen in the condominium markets and in regions that experienced rapid price appreciation. Sales of single-family homes held up well, but speculative demand for housing has definitely cooled.

STOCKS REMAIN INCONSISTENT
--------------------------------------------------------------------------------

      Strong corporate earnings helped the equity markets in the fourth quarter of 2005 while record prices for crude oil and concerns of a slowdown in worldwide economic growth capped and often reversed rallies. Nevertheless, in the United States, the fundamentals of strong earnings and low inflation kept the equity markets steady overall in 2005.

      During the first month of 2006, equity markets surged higher as speculation surfaced that the Fed might stop raising interest rates and move to a more neutral interest rate environment. Almost all domestic and international indices reported positive numbers for January. While many of the same indices saw a decline in performance for February, some stayed in positive territory.

      In March, almost every equity market index moved higher to produce the best first quarter results for the S&P 500 Index and the Dow Jones Industrial Average since 1999 and 2002, respectively. The NASDAQ ended the first quarter of 2006 at a five-year high. International markets remained strong and continued to lead most domestic markets.

LOOKING AHEAD
--------------------------------------------------------------------------------

      Even though equities enjoyed a first-quarter rally in 2006, high energy prices and rising interest rates may eventually slow investor enthusiasm for stocks. We may see long-term interest rates move higher, though their increases could be restrained if inflation remains steady and investor confidence does not falter. These are just a few of the reasons why we believe that successful investing includes taking a balanced approach by maintaining a portfolio that is diversified among stocks and bonds and keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals. To help you reach your diversification goals, we offer funds across every key category, each guided by skillful, independent money managers--our subadvisers--chosen for their focused attention to a particular investment style. We believe that our insistence on seeking skillful, independent money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move forward to their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM)--we appreciate your confidence in us. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE INDEX FUND                          PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INDEX FUND (the Fund) seeks to replicate the total rate of return of the S&P 500 Index 2, before fees and expenses.

ADVISER                                SUBADVISER
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated

FUND MANAGER                           FUND INCEPTION DATE
   Gregory T. Genung, CFA                 01/31/1987

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Administrator Class shares returned 6.26% 1 for the six-month period ending March 31, 2006, underperforming the S&P 500 Index 2, which returned 6.38% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE
- WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Because the Fund attempts to achieve at least a 95% correlation to the performance of the S&P 500 Index, security selection and performance tend to match the index. Factors that have affected the S&P 500 Index as well as the Fund include a large-cap stock rally, which was led by the basic materials sector as demand for metals, especially copper, increased. Telecommunications services also contributed to the rally as the sector rose on the back of merger and acquisition activity. Overall, the U.S. economy remained robust and the unemployment rate continued to decline. While the threat of inflation remains, the vigilance of the Federal Reserve Board's interest rate increases has kept consumer prices in check. The combination of low unemployment, controlled inflation, and managed interest rates often provides an economic environment suitable for positive stock returns.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Several changes were made to the S&P 500 Index during the reporting period. Many of the changes were in response to merger and acquisition activity as companies looked to buy growth as well as foster it internally. For example, in February 2006, Cisco Corporation purchased Scientific-Atlanta, Inc., a communications products company. As the transaction was finalized, the constituent Scientific-Atlanta, Inc., was removed from the S&P 500 Index. Accordingly, we also removed the company from the Fund's portfolio in response to the index change. Other reasons actions were taken regarding securities that comprise the index included subsidiary spin-offs, the conversion of convertible securities, and the issuance of additional shares for cash acquisitions and general operating expenses.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We continue to see positive growth for the U.S. economy with stable prices for the foreseeable future. Going forward, we will continue to seek to achieve the Fund's objective of replicating the total return of the S&P 500 Index before fees and expenses.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of March 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INDEX FUND.

1 The Fund's Adviser has committed through January 31, 2007, for the Administrator Class and through April 30, 2007, for the Investor Class, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INDEX FUND - Administrator Class was named the WELLS FARGO INDEX FUND - Institutional Class. Performance shown for the Administrator Class shares for periods prior to November 8,1999,reflects the performance of the Institutional Class shares of Norwest Advantage Index Fund, its predecessor fund. Performance shown for the Investor Class shares for periods prior to April 11, 2005, reflects the performance of the Administrator Class shares of the Fund, and includes expenses that are not applicable to and are lower than those of the Investor Class shares.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

PERFORMANCE HIGHLIGHTS                          WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

                                                                        6-Month*   1-Year   5-Year   10-Year
------------------------------------------------------------------------------------------------------------
   Index Fund - Administrator Class (Incept. Date 11/11/1994)             6.26     11.45     3.78     8.73
------------------------------------------------------------------------------------------------------------
   Index Fund - Investor Class (Incept. Date 04/11/2005)                  6.15     11.22     3.57     8.51
------------------------------------------------------------------------------------------------------------
   Benchmark
------------------------------------------------------------------------------------------------------------
      S&P 500 Index 2                                                     6.38     11.72     3.97     8.95

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF MARCH 31, 2006)
------------------------------------------------------------------
   Beta**                                                    1.00
------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)             17.17x
------------------------------------------------------------------
   Price to Book Ratio                                       2.82x
------------------------------------------------------------------
   Median Market Cap ($B)                                 $ 12.21
------------------------------------------------------------------
   Portfolio Turnover 5***                                      3%
------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 INDEX IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF MARCH 31, 2006)
---------------------------------------------------------------------------
   Exxon Mobil Corporation                                            3.19%
---------------------------------------------------------------------------
   General Electric Company                                           3.11%
---------------------------------------------------------------------------
   Microsoft Corporation                                              2.07%
---------------------------------------------------------------------------
   Citigroup Incorporated                                             2.02%
---------------------------------------------------------------------------
   Bank of America Corporation                                        1.81%
---------------------------------------------------------------------------
   Procter & Gamble Company                                           1.62%
---------------------------------------------------------------------------
   Pfizer Incorporated                                                1.57%
---------------------------------------------------------------------------
   Johnson & Johnson                                                  1.51%
---------------------------------------------------------------------------
   American International Group Incorporated                          1.47%
---------------------------------------------------------------------------
   Altria Group Incorporated                                          1.27%

SECTOR DISTRIBUTION 3 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                    10%
Consumer Staples                           9%
Energy                                    10%
Financials                                21%
Health Care                               13%
Industrials                               12%
Information Technology                    16%
Materials                                  3%
Telecommunication Services                 3%
Utilities                                  3%

GROWTH OF $10,000 INVESTMENT 6 (AS OF MARCH 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

          WELLS FARGO ADVANTAGE INDEX
          FUND - Administrator Class     S&P 500 Index
03/96                10000                   10000
04/96                10142                   10147
05/96                10396                   10408
06/96                10439                   10447
07/96                 9977                    9986
08/96                10178                   10196
09/96                10746                   10769
10/96                11040                   11067
11/96                11872                   11902
12/96                11617                   11666
01/97                12351                   12396
02/97                12446                   12492
03/97                11936                   11980
04/97                12646                   12694
05/97                13414                   13466
06/97                14025                   14069
07/97                15122                   15188
08/97                14280                   14337
09/97                15054                   15121
10/97                14548                   14616
11/97                15214                   15293
12/97                15472                   15556
01/98                15641                   15727
02/98                16765                   16861
03/98                17617                   17724
04/98                17794                   17905
05/98                17481                   17597
06/98                18190                   18312
07/98                17994                   18118
08/98                15385                   15500
09/98                16365                   16493
10/98                17693                   17834
11/98                18756                   18915
12/98                19854                   20004
01/99                20646                   20840
02/99                20004                   20192
03/99                20800                   21000
04/99                21595                   21813
05/99                21076                   21298
06/99                22245                   22480
07/99                21553                   21778
08/99                21452                   21670
09/99                20865                   21076
10/99                22183                   22410
11/99                22622                   22865
12/99                23942                   24212
01/00                22733                   22997
02/00                22303                   22562
03/00                24479                   24769
04/00                23741                   24023
05/00                23251                   23531
06/00                23816                   24112
07/00                23456                   23736
08/00                24906                   25210
09/00                23590                   23879
10/00                23488                   23778
11/00                21639                   21905
12/00                21739                   22012
01/01                22502                   22793
02/01                20474                   20717
03/01                19180                   19405
04/01                20668                   20911
05/01                20804                   21051
06/01                20293                   20540
07/01                20091                   20339
08/01                18830                   19067
09/01                17309                   17529
10/01                17635                   17863
11/01                18982                   19234
12/01                19146                   19403
01/02                18866                   19120
02/02                18499                   18751
03/02                19192                   19456
04/02                18028                   18277
05/02                17890                   18143
06/02                16610                   16851
07/02                15338                   15539
08/02                15438                   15640
09/02                13754                   13941
10/02                14980                   15167
11/02                15859                   16058
12/02                14929                   15116
01/03                14526                   14721
02/03                14306                   14500
03/03                14442                   14640
04/03                15624                   15846
05/03                16450                   16679
06/03                16657                   16893
07/03                16945                   17190
08/03                17272                   17525
09/03                17085                   17340
10/03                18047                   18319
11/03                18204                   18481
12/03                19151                   19449
01/04                19494                   19807
02/04                19760                   20082
03/04                19460                   19779
04/04                19151                   19468
05/04                19408                   19735
06/04                19782                   20118
07/04                19129                   19452
08/04                19202                   19530
09/04                19404                   19741
10/04                19696                   20043
11/04                20490                   20855
12/04                21180                   21564
01/05                20665                   21037
02/05                21093                   21479
03/05                20718                   21099
04/05                20320                   20698
05/05                20962                   21356
06/05                20988                   21386
07/05                21765                   22182
08/05                21560                   21980
09/05                21730                   22158
10/05                21363                   21788
11/05                22171                   22612
12/05                22174                   22621
01/06                22758                   23220
02/06                22811                   23283
03/06                23090                   23571

--------------------------------------------------------------------------------
3 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

4 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

5 Portfolio turnover rate represents the activity from the Fund's investment in a single Master Portfolio.

6 The chart  compares the  performance of the WELLS FARGO  ADVANTAGE  INDEX FUND
  Administrator  Class  shares  for the most  recent  ten years with the S&P 500
  Index.

The chart assumes a hypothetical investment of $10,000 in Administrator Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INDEX FUND                       FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Beginning          Ending        Expenses
                                                            Account Value    Account Value    Paid During      Net Annual
      Index Fund                                             10/01/2005        03/31/2006       Period(1)     Expense Ratio
---------------------------------------------------------------------------------------------------------------------------
      Index Fund - Administrator Class
      Actual                                                 $ 1,000.00        $ 1,062.60       $ 1.29            0.25%
---------------------------------------------------------------------------------------------------------------------------
      Hypothetical
        (5% return before expenses)                          $ 1,000.00        $ 1,023.68       $ 1.26            0.25%
---------------------------------------------------------------------------------------------------------------------------
      Index Fund - Investor Class
      Actual                                                 $ 1,000.00        $ 1,061.50       $ 2.31            0.45%
---------------------------------------------------------------------------------------------------------------------------
      Hypothetical
        (5% return before expenses)                          $ 1,000.00        $ 1,022.69       $ 2.27            0.45%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period.)

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                                WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

      INDEX FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT                  SECURITY NAME                                                                                   VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.02%
       N/A              WELLS FARGO ADVANTAGE INDEX PORTFOLIO                                                     $   1,533,877,443

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $1,042,818,021)                                               1,533,877,443
                                                                                                                  -----------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,042,818,021)                         100.02%                                                             $   1,533,877,443

OTHER ASSETS AND LIABILITIES, NET              (0.02)                                                                      (375,182)
                                              ------                                                              -----------------
TOTAL NET ASSETS                              100.00%                                                             $   1,533,502,261
                                              ======                                                              =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INDEX FUND

               STATEMENT OF ASSETS AND LIABILITIES -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                         INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ...............................................................    $   1,533,877,443
                                                                                                                  -----------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...........................................................        1,533,877,443
                                                                                                                  -----------------
   CASH ......................................................................................................               25,000
   RECEIVABLE FOR FUND SHARES ISSUED .........................................................................              347,069
   RECEIVABLES FOR DIVIDENDS AND INTEREST ....................................................................                  451
   RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES .........................................................               33,697
   PREPAID EXPENSES AND OTHER ASSETS .........................................................................                2,995
                                                                                                                  -----------------
TOTAL ASSETS .................................................................................................        1,534,286,655
                                                                                                                  -----------------

LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED ..........................................................................              611,499
   DIVIDENDS PAYABLE .........................................................................................                  531
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ...................................................              172,364
                                                                                                                  -----------------
TOTAL LIABILITIES ............................................................................................              784,394
                                                                                                                  -----------------
TOTAL NET ASSETS .............................................................................................    $   1,533,502,261
                                                                                                                  =================

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ...........................................................................................    $   1,052,295,031
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ................................................................            5,998,537
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................................................          (15,850,729)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND
      LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ..........................................................          491,059,422
                                                                                                                  -----------------
TOTAL NET ASSETS .............................................................................................    $   1,533,502,261
                                                                                                                  -----------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - ADMINISTRATOR CLASS ..........................................................................    $   1,386,920,239
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................................................................           26,602,302
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ........................................    $           52.14
   NET ASSETS - INVESTOR CLASS ...............................................................................    $     146,582,022
   SHARES OUTSTANDING - INVESTOR CLASS .......................................................................            2,814,115
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS .............................................    $           52.09
                                                                                                                  -----------------

INVESTMENTS AT COST ..........................................................................................    $   1,042,818,021
                                                                                                                  =================

(1) EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)

                                                WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

                                                                                                                         INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .....................................................    $      14,108,695
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...............................................               15,918
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ......................................................             (840,817)
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......................................................               33,064
                                                                                                                  -----------------
TOTAL INVESTMENT INCOME ......................................................................................           13,316,860
                                                                                                                  -----------------

EXPENSES
   ADMINISTRATION FEES
     FUND LEVEL ..............................................................................................              356,415
     ADMINISTRATOR CLASS .....................................................................................              638,565
     INVESTOR CLASS ..........................................................................................              334,190
   SHAREHOLDER SERVICING FEES ................................................................................              824,226
   ACCOUNTING FEES ...........................................................................................               46,467
   PROFESSIONAL FEES .........................................................................................               32,093
   REGISTRATION FEES .........................................................................................               36,731
   SHAREHOLDER REPORTS .......................................................................................               49,659
   TRUSTEES' FEES ............................................................................................                3,775
   OTHER FEES AND EXPENSES ...................................................................................               18,621
                                                                                                                  -----------------
TOTAL EXPENSES ...............................................................................................            2,340,742
                                                                                                                  -----------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..............................................................           (1,221,029)
   NET EXPENSES ..............................................................................................            1,119,713
                                                                                                                  -----------------
NET INVESTMENT INCOME (LOSS) .................................................................................           12,197,147
                                                                                                                  -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...........................................               94,342
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..................................................           11,745,786
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .....................................................              118,026
                                                                                                                  -----------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ....................................................................           11,958,154
                                                                                                                  -----------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..................................................           57,671,023
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM MASTER PORTFOLIOS ........................            3,776,163
                                                                                                                  -----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........................................           61,447,186
                                                                                                                  =================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .......................................................           73,405,340
                                                                                                                  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............................................    $      85,602,487
                                                                                                                  =================

WELLS FARGO ADVANTAGE INDEX FUND

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                           INDEX FUND
                                                                                              -------------------------------------
                                                                                                       FOR THE
                                                                                              SIX MONTHS ENDED              FOR THE
                                                                                                MARCH 31, 2006           YEAR ENDED
                                                                                                   (UNAUDITED)   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS .................................................................   $  1,361,417,613    $   1,087,211,965

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................................         12,197,147           22,662,445
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................................         11,958,154           39,248,528
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....................         61,447,186          111,036,351
                                                                                              ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................         85,602,487          172,947,324
                                                                                              ----------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
   ADMINISTRATOR CLASS ....................................................................        (18,753,683)         (19,362,331)
   INVESTOR CLASS .........................................................................         (2,046,347)                   0
                                                                                              ----------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................................        (20,800,030)         (19,362,331)
                                                                                              ----------------    -----------------

CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...............................        602,027,230          592,541,736
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ...........................         17,015,034           17,112,058
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .................................       (502,033,354)        (594,211,417)
                                                                                              ----------------    -----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ....................................................................        117,008,910           15,442,377
                                                                                              ----------------    -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS  (NOTE 1) ...................................         13,668,353          130,248,594
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .........................................          1,993,814                    0
   COST OF SHARES REDEEMED - INVESTOR CLASS (NOTE 1) ......................................        (25,388,886)         (25,070,316)
                                                                                              ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - INVESTOR
    CLASS .................................................................................         (9,726,719)         105,178,278
                                                                                              ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ...........        107,282,191          120,620,655
                                                                                              ================    =================
NET INCREASE (DECREASE) IN NET ASSETS .....................................................        172,084,648          274,205,648
                                                                                              ================    =================
ENDING NET ASSETS .........................................................................   $  1,533,502,261    $   1,361,417,613
                                                                                              ================    =================

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............................................         11,721,508           12,286,699
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ..........            336,133              357,768
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .........................................         (9,789,403)         (12,356,816)
                                                                                              ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .......................          2,268,238              287,651
                                                                                              ----------------    -----------------
   SHARES SOLD - INVESTOR CLASS (NOTE 1) ..................................................            269,093            3,520,398
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ........................             39,396                    0
   SHARES REDEEMED - INVESTOR CLASS (NOTE 1) ..............................................           (499,201)            (515,571)
                                                                                              ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ............................           (190,712)           3,004,827
                                                                                              ----------------    -----------------
NET INCREASE (DECREASE) IN SHARES RESULTING FROM CAPITAL SHARE TRANSACTIONS ...............          2,077,526            3,292,478
                                                                                              ================    =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............................   $      5,998,537    $      14,601,420
                                                                                              ================    =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE INDEX FUND                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                  NET REALIZED
                                                                    BEGINNING            NET               AND        DISTRIBUTIONS
                                                                    NET ASSET     INVESTMENT        UNREALIZED             FROM NET
                                                                    VALUE PER         INCOME    GAIN (LOSS) ON           INVESTMENT
                                                                        SHARE         (LOSS)       INVESTMENTS               INCOME
-----------------------------------------------------------------------------------------------------------------------------------
INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ..............           $49.80           0.42              2.68                (0.76)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ......................           $45.21           0.89              4.50                (0.80)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ......................           $40.33           0.65              4.81                (0.58)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ......................           $32.98           0.55              7.37                (0.57)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ......................           $42.00           0.51             (8.99)               (0.54)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ......................           $59.73           0.54            (15.94)               (0.60)

INVESTOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ..............           $49.75           0.40              2.64                (0.70)
APRIL 11, 2005(5) TO SEPTEMBER 30, 2005 ....................           $47.52           0.34              1.89                 0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                            WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

                                                                                                  DISTRIBUTIONS              ENDING
                                                                                                       FROM NET           NET ASSET
                                                                                                       REALIZED           VALUE PER
                                                                                                          GAINS               SHARE
-----------------------------------------------------------------------------------------------------------------------------------
      INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ..............                                               0.00         $      52.14
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ......................                                               0.00         $      49.80
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ......................                                               0.00         $      45.21
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ......................                                               0.00         $      40.33
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ......................                                               0.00         $      32.98
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ......................                                              (1.73)        $      42.00

INVESTOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ..............                                               0.00         $      52.09
APRIL 11, 2005(5) TO SEPTEMBER 30, 2005 ....................                                               0.00         $      49.75

                                                                             RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                                --------------------------------------------------------------------
                                                                NET INVESTMENT         GROSS           EXPENSES                 NET
                                                                 INCOME (LOSS)   EXPENSES(4)             WAIVED         EXPENSES(4)
-----------------------------------------------------------------------------------------------------------------------------------
      INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ..............             1.73%         0.39%           (0.14)%                0.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ......................             1.87%         0.31%           (0.06)%                0.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ......................             1.49%         0.31%           (0.06)%                0.25%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ......................             1.58%         0.44%           (0.19)%                0.25%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ......................             1.28%         0.39%           (0.14)%                0.25%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ......................             1.11%         0.30%           (0.05)%                0.25%

INVESTOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ..............             1.54%         0.89%           (0.44)%                0.45%
APRIL 11, 2005(5) TO SEPTEMBER 30, 2005 ....................             1.36%         0.82%           (0.37)%                0.45%

                                                                                                      PORTFOLIO       NET ASSETS AT
                                                                                       TOTAL           TURNOVER       END OF PERIOD
                                                                                   RETURN(2)            RATE(3)     (000'S OMITTED)
-----------------------------------------------------------------------------------------------------------------------------------
      INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ..............                            6.26%             3%            $  1,386,920
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ......................                           11.99%             8%            $  1,211,916
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ......................                           13.57%             3%            $  1,087,212
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ......................                           24.22%             3%            $    839,581
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ......................                          (20.54)%            4%            $    596,168
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ......................                          (26.63)%            2%            $    733,380

INVESTOR CLASS
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ..............                            6.15%             3%            $    146,582
APRIL 11, 2005(5) TO SEPTEMBER 30, 2005 ....................                            4.69%             8%            $    149,501

WELLS FARGO ADVANTAGE INDEX FUND                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3) Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

(4) Includes net expenses allocated from the Portfolio in which the Fund invests.

(5)   Commencement of operations.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)       WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at March 31, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Index Fund. The Fund is a diversified series of the Trust.

      Effective April 11, 2005, the Wells Fargo Index Fund changed its name to the Wells Fargo Advantage Index Fund. Also at this time, the Institutional Class changed its name to the Administrator Class, and the Investor Class commenced operations.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                       (BEFORE REORGANIZATION)             (AFTER REORGANIZATION)
                                              ------------------------------------------   ------------------------
                                                (TARGET FUND)         (ACQUIRING FUND*)    WELLS FARGO ADVANTAGE
    Fund                                      Strong Index Fund   Wells Fargo Index Fund          INDEX FUND
-------------------------------------------------------------------------------------------------------------------
    Shares:
-------------------------------------------------------------------------------------------------------------------
       INSTITUTIONAL CLASS(1)                               0             23,429,078                        0
-------------------------------------------------------------------------------------------------------------------
       INVESTOR CLASS                              11,405,812                      0                3,296,293
-------------------------------------------------------------------------------------------------------------------
       ADMINISTRATOR CLASS                                  0                      0               23,429,078
-------------------------------------------------------------------------------------------------------------------
    Net Assets:
-------------------------------------------------------------------------------------------------------------------
       INSTITUTIONAL CLASS(1)                  $            0        $ 1,113,282,168          $             0
-------------------------------------------------------------------------------------------------------------------
       INVESTOR CLASS                             156,630,345                      0              156,630,345
-------------------------------------------------------------------------------------------------------------------
       ADMINISTRATOR CLASS                                  0                      0            1,113,282,168
-------------------------------------------------------------------------------------------------------------------
    Unrealized appreciation (depreciation)     $  (18,667,798)       $   358,573,035          $   339,905,237
-------------------------------------------------------------------------------------------------------------------
    Accumulated net realized gains (losses)    $  (19,464,953)       $   (26,546,066)         $   (46,011,019)

* DESIGNATES THE ACCOUNTING SURVIVOR.

(1) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, THE INSTITUTIONAL CLASS OF THE WELLS FARGO INDEX FUND WAS RENAMED THE ADMINISTRATOR CLASS OF THE WELLS FARGO ADVANTAGE INDEX FUND.

      The separate classes of shares offered by the Fund differ principally in applicable sales charges, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

      The Index Fund seeks to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, a "Master Portfolio", collectively, the "Master Portfolios") of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio's income, expenses, and realized and unrealized gains and losses. The financial statements of the Master Portfolios are in this report and should be read in conjunction with each Fund's financial statements. The ownership percentages of each Master Portfolio in which the Index Fund invests is as follows:

                                                                       Index
                                                                        Fund
--------------------------------------------------------------------------------
   INDEX PORTFOLIO                                                       66%
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INDEX FUND       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in the Master Portfolios are valued daily based upon each fund's proportionate share of each Master Portfolio's net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at March 31, 2006.

      At September 30, 2005, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                Capital Loss
    Fund                              Year Expires             Carryforwards
--------------------------------------------------------------------------------
    INDEX FUND                            2008                 $   2,084,080
                                          2009                    12,137,615
                                          2010                     2,154,234
                                          2011                    20,770,094
                                          2012                     6,223,935
                                          2013                       242,271
--------------------------------------------------------------------------------

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      For each Fund that invests all of its assets in a single Master Portfolio, Funds Management does not currently receive investment advisory fees. Funds Management acts as adviser to the Master Portfolios, and is entitled to receive fees from the Master Portfolios for those services.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)       WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

      Each Fund that invests its assets in one or more of the Master Portfolios may withdraw its investments from its corresponding Master Portfolio(s) at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding subadviser, if any) may receive an investment advisory fee for the direct management of those assets.

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                              Admin Fees
                                      Average Daily          (% of Average
                                        Net Assets         Daily Net Assets)
--------------------------------------------------------------------------------
    FUND LEVEL                       First $5 billion            0.05
                                      Next $5 billion            0.04
                                     Over $10 billion            0.03
--------------------------------------------------------------------------------
    ADMINISTRATOR CLASS*                                         0.10
--------------------------------------------------------------------------------
    INVESTOR CLASS                                               0.45
--------------------------------------------------------------------------------

      * Prior to April 11, 2005, the class level fee was 0.20%.

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. Transfer agent fees are paid by Funds Management and not by the Fund.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby the Fund is charged the following annual fees:

                                                              % of Average
    Share Class                                             Daily Net Assets
--------------------------------------------------------------------------------
    ADMINISTRATOR CLASS**                                         0.10
--------------------------------------------------------------------------------
    INVESTOR CLASS                                                0.25

      ** Prior to April 11, 2005, the Administrator Class shares of the Index Fund did not pay a shareholder servicing fee.

      For the period ended March 31, 2006, shareholder servicing fees paid were as follows:

                                          Administrator          Investor
    Fund                                      Class                Class
--------------------------------------------------------------------------------
    INDEX FUND                              $ 638,565            $ 185,661
--------------------------------------------------------------------------------

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the period ended March 31, 2006, were waived by Funds Management proportionately from all classes, first from advisory or administration fees, and then from any class specific expenses, if applicable. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios during the period were as follows:

                                          Net Operating Expense Ratios
                                          ----------------------------
                                       Administrator             Investor
    Fund                                   Class                   Class
--------------------------------------------------------------------------------
    INDEX FUND                             0.25%                   0.45%
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INDEX FUND       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the period ended March 31, 2006, were as follows:

    Fund                            Purchases at Cost         Sales Proceeds
--------------------------------------------------------------------------------
    INDEX FUND*                       $ 102,269,092            $ 46,904,447
--------------------------------------------------------------------------------

      * The Fund seeks to achieve its investment objective by investing some or all of its investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the period ended March 31, 2006, there were no borrowings under the agreement by the Index Fund.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                          VALUE
COMMON STOCKS - 99.79%

AMUSEMENT & RECREATION SERVICES - 0.22%
      36,416    HARRAH'S ENTERTAINMENT INCORPORATED<<                                             $     2,838,991
      66,700    INTERNATIONAL GAME TECHNOLOGY                                                           2,349,174

                                                                                                        5,188,165
                                                                                                  ---------------

APPAREL & ACCESSORY STORES - 0.39%
     113,537    GAP INCORPORATED                                                                        2,120,871
      68,197    KOHL'S CORPORATION+                                                                     3,615,123
      68,885    LIMITED BRANDS                                                                          1,684,927
      43,243    NORDSTROM INCORPORATED                                                                  1,694,261

                                                                                                        9,115,182
                                                                                                  ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.11%
      22,591    JONES APPAREL GROUP INCORPORATED                                                          799,044
      20,796    LIZ CLAIBORNE INCORPORATED                                                                852,220
      17,434    VF CORPORATION                                                                            991,994

                                                                                                        2,643,258
                                                                                                  ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.08%
      35,832    AUTONATION INCORPORATED+                                                                  772,179
      10,927    AUTOZONE INCORPORATED+                                                                  1,089,313

                                                                                                        1,861,492
                                                                                                  ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.02%
      12,033    RYDER SYSTEM INCORPORATED                                                                 538,838
                                                                                                  ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.32%
      24,287    CENTEX CORPORATION                                                                      1,505,551
      53,768    D.R. HORTON INCORPORATED                                                                1,786,173
      15,203    KB HOME<<                                                                                 987,891
      27,116    LENNAR CORPORATION CLASS A<<                                                            1,637,264
      42,323    PULTE HOMES INCORPORATED<<                                                              1,626,050

                                                                                                        7,542,929
                                                                                                  ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.24%
     420,218    HOME DEPOT INCORPORATED                                                                17,775,221
     154,676    LOWE'S COMPANIES INCORPORATED                                                           9,967,322
      21,938    SHERWIN-WILLIAMS COMPANY<<                                                              1,084,615

                                                                                                       28,827,158
                                                                                                  ---------------

BUSINESS SERVICES - 6.45%
     118,652    ADOBE SYSTEMS INCORPORATED<<                                                            4,143,328
      23,247    AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                      1,386,916
      45,656    AUTODESK INCORPORATED+                                                                  1,758,669
     114,647    AUTOMATIC DATA PROCESSING INCORPORATED                                                  5,237,075
      42,100    BMC SOFTWARE INCORPORATED<<+                                                              911,886
      90,257    CA INCORPORATED<<                                                                       2,455,893
     199,435    CENDANT CORPORATION                                                                     3,460,197

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                          VALUE
BUSINESS SERVICES (CONTINUED)
      35,305    CITRIX SYSTEMS INCORPORATED+                                                      $     1,338,060
      36,891    COMPUTER SCIENCES CORPORATION+                                                          2,049,295
      75,721    COMPUWARE CORPORATION+                                                                    592,895
      27,661    CONVERGYS CORPORATION+                                                                    503,707
     228,183    EBAY INCORPORATED+                                                                      8,912,828
      60,095    ELECTRONIC ARTS INCORPORATED+                                                           3,288,398
     101,779    ELECTRONIC DATA SYSTEMS CORPORATION                                                     2,730,731
      25,600    EQUIFAX INCORPORATED                                                                      953,344
     151,746    FIRST DATA CORPORATION                                                                  7,104,748
      36,495    FISERV INCORPORATED+                                                                    1,552,862
      39,983    GOOGLE INCORPORATED CLASS A+                                                           15,593,370
      39,413    IMS HEALTH INCORPORATED                                                                 1,015,673
      85,973    INTERPUBLIC GROUP OF COMPANIES INCORPORATED<<+                                            821,902
      35,002    INTUIT INCORPORATED+                                                                    1,861,756
   1,757,935    MICROSOFT CORPORATION                                                                  47,833,411
      25,011    MONSTER WORLDWIDE INCORPORATED<<+                                                       1,247,048
      36,002    NCR CORPORATION+                                                                        1,504,524
      77,037    NOVELL INCORPORATED<<+                                                                    591,644
      35,368    OMNICOM GROUP INCORPORATED                                                              2,944,386
     745,427    ORACLE CORPORATION+                                                                    10,204,896
      21,973    PARAMETRIC TECHNOLOGY CORPORATION+                                                        358,822
      33,924    ROBERT HALF INTERNATIONAL INCORPORATED                                                  1,309,806
     684,641    SUN MICROSYSTEMS INCORPORATED+                                                          3,512,208
     206,384    SYMANTEC CORPORATION+                                                                   3,473,443
      67,646    UNISYS CORPORATION+                                                                       466,081
      48,380    VERISIGN INCORPORATED<<+                                                                1,160,636
     249,622    YAHOO! INCORPORATED<<+                                                                  8,052,806

                                                                                                      150,333,244
                                                                                                  ---------------

CHEMICALS & ALLIED PRODUCTS - 9.79%
     304,365    ABBOTT LABORATORIES                                                                    12,926,382
      44,039    AIR PRODUCTS & CHEMICALS INCORPORATED                                                   2,958,980
      14,943    ALBERTO-CULVER COMPANY CLASS B                                                            660,929
     231,175    AMGEN INCORPORATED+                                                                    16,817,981
      21,851    AVERY DENNISON CORPORATION                                                              1,277,846
      89,117    AVON PRODUCTS INCORPORATED<<                                                            2,777,777
      20,920    BARR PHARMACEUTICALS INCORPORATED<<+                                                    1,317,542
      68,068    BIOGEN IDEC INCORPORATED<<+                                                             3,206,003
     387,537    BRISTOL-MYERS SQUIBB COMPANY                                                            9,537,286
      21,635    CHIRON CORPORATION<<+                                                                     991,099
      29,694    CLOROX COMPANY                                                                          1,777,186
     101,945    COLGATE-PALMOLIVE COMPANY                                                               5,821,059
     191,372    DOW CHEMICAL COMPANY                                                                    7,769,703
     181,985    E.I. DU PONT DE NEMOURS & COMPANY                                                       7,681,587
      16,149    EASTMAN CHEMICAL COMPANY                                                                  826,506
      36,064    ECOLAB INCORPORATED                                                                     1,377,645
     223,529    ELI LILLY & COMPANY<<                                                                  12,361,154

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                          VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
      23,571    ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                       $       876,605
      64,466    FOREST LABORATORIES INCORPORATED+                                                       2,877,118
      51,390    GENZYME CORPORATION+                                                                    3,454,436
      91,447    GILEAD SCIENCES INCORPORATED+                                                           5,689,832
      31,819    HOSPIRA INCORPORATED+                                                                   1,255,578
      15,616    INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                           535,941
      47,887    KING PHARMACEUTICALS INCORPORATED+                                                        826,051
      50,533    MEDIMMUNE INCORPORATED+                                                                 1,848,497
     432,633    MERCK & COMPANY INCORPORATED<<                                                         15,241,661
      53,287    MONSANTO COMPANY                                                                        4,516,073
      43,243    MYLAN LABORATORIES INCORPORATED                                                         1,011,886
   1,455,522    PFIZER INCORPORATED                                                                    36,271,608
      32,705    PPG INDUSTRIES INCORPORATED                                                             2,071,862
      63,851    PRAXAIR INCORPORATED                                                                    3,521,383
     650,640    PROCTER & GAMBLE COMPANY                                                               37,489,877
      28,489    ROHM & HAAS COMPANY                                                                     1,392,257
     292,664    SCHERING-PLOUGH CORPORATION<<                                                           5,557,689
      13,228    SIGMA-ALDRICH CORPORATION                                                                 870,270
     265,881    WYETH                                                                                  12,900,546

                                                                                                      228,295,835
                                                                                                  ---------------

COMMUNICATIONS - 3.97%
      76,748    ALLTEL CORPORATION                                                                      4,969,433
     767,480    AT&T INCORPORATED<<                                                                    20,752,659
      82,496    AVAYA INCORPORATED<<+                                                                     932,205
     355,637    BELLSOUTH CORPORATION                                                                  12,322,822
      25,912    CENTURYTEL INCORPORATED<<                                                               1,013,677
     102,237    CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                               2,965,895
     423,054    COMCAST CORPORATION CLASS A<<+                                                         11,067,093
     306,865    QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED+                                        2,086,682
     586,975    SPRINT NEXTEL CORPORATION                                                              15,167,434
      44,229    UNIVISION COMMUNICATIONS INCORPORATED CLASS A<<+                                        1,524,574
     578,973    VERIZON COMMUNICATIONS INCORPORATED                                                    19,719,820

                                                                                                       92,522,294
                                                                                                  ---------------

DEPOSITORY INSTITUTIONS - 10.27%
      68,358    AMSOUTH BANCORPORATION<<                                                                1,849,084
     918,809    BANK OF AMERICA CORPORATION                                                            41,842,562
     152,582    BANK OF NEW YORK COMPANY INCORPORATED                                                   5,499,055
     105,914    BB&T CORPORATION<<                                                                      4,151,829
     987,361    CITIGROUP INCORPORATED                                                                 46,642,934
      32,200    COMERICA INCORPORATED                                                                   1,866,634
      24,449    COMPASS BANCSHARES INCORPORATED                                                         1,237,364
     109,911    FIFTH THIRD BANCORP<<                                                                   4,326,097
      24,925    FIRST HORIZON NATIONAL CORPORATION                                                      1,038,126
      50,652    GOLDEN WEST FINANCIAL CORPORATION                                                       3,439,271
      49,203    HUNTINGTON BANCSHARES INCORPORATED                                                      1,187,268

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                          VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
     689,500    JP MORGAN CHASE & COMPANY                                                         $    28,710,780
      80,146    KEYCORP                                                                                 2,949,373
      15,696    M&T BANK CORPORATION                                                                    1,791,541
      41,517    MARSHALL & ILSLEY CORPORATION                                                           1,809,311
      81,967    MELLON FINANCIAL CORPORATION                                                            2,918,025
     108,283    NATIONAL CITY CORPORATION                                                               3,779,077
      94,097    NORTH FORK BANCORPORATION INCORPORATED                                                  2,712,817
      36,644    NORTHERN TRUST CORPORATION                                                              1,923,810
      57,808    PNC FINANCIAL SERVICES GROUP                                                            3,891,056
      90,273    REGIONS FINANCIAL CORPORATION                                                           3,174,901
      70,651    SOVEREIGN BANCORP INCORPORATED                                                          1,547,963
      65,872    STATE STREET CORPORATION                                                                3,980,645
      73,345    SUNTRUST BANKS INCORPORATED                                                             5,336,582
      61,966    SYNOVUS FINANCIAL CORPORATION                                                           1,678,659
     356,244    US BANCORP                                                                             10,865,442
     320,966    WACHOVIA CORPORATION                                                                   17,990,144
     196,148    WASHINGTON MUTUAL INCORPORATED<<                                                        8,359,828
     331,518    WELLS FARGO & COMPANY&                                                                 21,174,055
      20,646    ZIONS BANCORPORATION                                                                    1,708,044

                                                                                                      239,382,277
                                                                                                  ---------------

EATING & DRINKING PLACES - 0.59%
      26,016    DARDEN RESTAURANTS INCORPORATED                                                         1,067,436
     248,585    MCDONALD'S CORPORATION                                                                  8,541,381
      22,614    WENDY'S INTERNATIONAL INCORPORATED                                                      1,403,425
      54,563    YUM! BRANDS INCORPORATED                                                                2,665,948

                                                                                                       13,678,190
                                                                                                  ---------------

EDUCATIONAL SERVICES - 0.06%
      27,815    APOLLO GROUP INCORPORATED CLASS A+                                                      1,460,566
                                                                                                  ---------------

ELECTRIC, GAS & SANITARY SERVICES - 3.63%
     129,764    AES CORPORATION+                                                                        2,213,774
      32,280    ALLEGHENY ENERGY INCORPORATED+                                                          1,092,678
      43,375    ALLIED WASTE INDUSTRIES INCORPORATED+                                                     530,910
      40,502    AMEREN CORPORATION<<                                                                    2,017,810
      77,884    AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                            2,649,614
      61,344    CENTERPOINT ENERGY INCORPORATED<<                                                         731,834
      39,451    CINERGY CORPORATION                                                                     1,791,470
      64,974    CITIZENS COMMUNICATIONS COMPANY<<                                                         862,205
      43,669    CMS ENERGY CORPORATION+                                                                   565,514
      48,551    CONSOLIDATED EDISON INCORPORATED                                                        2,111,968
      35,301    CONSTELLATION ENERGY GROUP INCORPORATED                                                 1,931,318
      68,737    DOMINION RESOURCES INCORPORATED<<                                                       4,744,915
      35,174    DTE ENERGY COMPANY<<                                                                    1,410,126
     183,610    DUKE ENERGY CORPORATION<<                                                               5,352,231
      59,597    DYNEGY INCORPORATED CLASS A+                                                              286,066
      64,450    EDISON INTERNATIONAL                                                                    2,654,051

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                          VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
     130,405    EL PASO CORPORATION                                                               $     1,571,380
      41,115    ENTERGY CORPORATION                                                                     2,834,468
     131,989    EXELON CORPORATION                                                                      6,982,218
      65,247    FIRSTENERGY CORPORATION                                                                 3,190,578
      79,830    FPL GROUP INCORPORATED<<                                                                3,204,376
      34,533    KEYSPAN CORPORATION                                                                     1,411,364
      20,817    KINDER MORGAN INCORPORATED<<                                                            1,914,956
       8,741    NICOR INCORPORATED                                                                        345,794
      53,933    NISOURCE INCORPORATED                                                                   1,090,525
       7,585    PEOPLES ENERGY CORPORATION<<                                                              270,329
      68,310    PG&E CORPORATION                                                                        2,657,259
      19,616    PINNACLE WEST CAPITAL CORPORATION                                                         766,986
      75,218    PPL CORPORATION                                                                         2,211,409
      49,907    PROGRESS ENERGY INCORPORATED                                                            2,194,910
      49,591    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                            3,175,808
      51,118    SEMPRA ENERGY                                                                           2,374,942
     146,728    SOUTHERN COMPANY<<                                                                      4,808,277
      41,211    TECO ENERGY INCORPORATED                                                                  664,321
      91,542    TXU CORPORATION                                                                         4,097,420
     109,255    WASTE MANAGEMENT INCORPORATED                                                           3,856,684
     117,632    WILLIAMS COMPANIES INCORPORATED<<                                                       2,516,148
      79,881    XCEL ENERGY INCORPORATED                                                                1,449,840

                                                                                                       84,536,476
                                                                                                  ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 9.37%
      23,164    ADC TELECOMMUNICATIONS INCORPORATED<<+                                                    592,767
      95,127    ADVANCED MICRO DEVICES INCORPORATED+                                                    3,154,411
      71,074    ALTERA CORPORATION<<+                                                                   1,466,967
      33,999    AMERICAN POWER CONVERSION CORPORATION                                                     785,717
      72,428    ANALOG DEVICES INCORPORATED                                                             2,773,268
      31,519    ANDREW CORPORATION+                                                                       387,053
      58,219    APPLIED MICRO CIRCUITS CORPORATION+                                                       236,951
      87,137    BROADCOM CORPORATION CLASS A+                                                           3,760,833
     115,199    CIENA CORPORATION+                                                                        600,187
   1,216,682    CISCO SYSTEMS INCORPORATED+                                                            26,365,499
      39,959    COMVERSE TECHNOLOGY INCORPORATED+                                                         940,235
      18,161    COOPER INDUSTRIES LIMITED CLASS A                                                       1,578,191
      81,383    EMERSON ELECTRIC COMPANY                                                                6,806,060
      81,183    FREESCALE SEMICONDUCTOR INCORPORATED CLASS B+                                           2,254,451
   2,061,925    GENERAL ELECTRIC COMPANY                                                               71,713,752
      12,986    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                            1,443,134
   1,163,754    INTEL CORPORATION                                                                      22,518,640
      34,535    JABIL CIRCUIT INCORPORATED+                                                             1,480,170
     331,583    JDS UNIPHASE CORPORATION<<+                                                             1,382,701
      39,469    KLA-TENCOR CORPORATION<<                                                                1,908,721
      23,988    L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                2,057,931
      60,471    LINEAR TECHNOLOGY CORPORATION                                                           2,121,323

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                          VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
      77,484    LSI LOGIC CORPORATION+                                                            $       895,715
     884,079    LUCENT TECHNOLOGIES INCORPORATED<<+                                                     2,696,441
      63,420    MAXIM INTEGRATED PRODUCTS INCORPORATED                                                  2,356,053
      15,910    MAYTAG CORPORATION                                                                        339,360
     122,409    MICRON TECHNOLOGY INCORPORATED+                                                         1,801,861
      28,186    MOLEX INCORPORATED                                                                        935,775
     494,464    MOTOROLA INCORPORATED                                                                  11,328,170
      66,760    NATIONAL SEMICONDUCTOR CORPORATION                                                      1,858,598
      74,015    NETWORK APPLIANCE INCORPORATED+                                                         2,666,760
      26,384    NOVELLUS SYSTEMS INCORPORATED<<+                                                          633,216
      33,861    NVIDIA CORPORATION+                                                                     1,938,881
      36,750    PMC-SIERRA INCORPORATED+                                                                  451,658
      31,917    QLOGIC CORPORATION+                                                                       617,594
     327,641    QUALCOMM INCORPORATED                                                                  16,581,911
      34,080    ROCKWELL COLLINS INCORPORATED                                                           1,920,408
     105,271    SANMINA-SCI CORPORATION+                                                                  431,611
      89,095    TELLABS INCORPORATED+                                                                   1,416,611
     316,574    TEXAS INSTRUMENTS INCORPORATED                                                         10,279,158
      13,458    WHIRLPOOL CORPORATION                                                                   1,231,003
      68,200    XILINX INCORPORATED                                                                     1,736,372

                                                                                                      218,446,118
                                                                                                  ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.40%
      17,175    FLUOR CORPORATION<<                                                                     1,473,615
      48,121    MOODY'S CORPORATION                                                                     3,438,727
      66,079    PAYCHEX INCORPORATED                                                                    2,752,851
      32,181    QUEST DIAGNOSTICS INCORPORATED                                                          1,650,885

                                                                                                        9,316,078
                                                                                                  ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.33%
      20,629    BALL CORPORATION                                                                          904,169
      28,949    FORTUNE BRANDS INCORPORATED                                                             2,334,158
      40,566    ILLINOIS TOOL WORKS INCORPORATED                                                        3,906,911
      11,533    SNAP-ON INCORPORATED                                                                      439,638

                                                                                                        7,584,876
                                                                                                  ---------------

FINANCIAL SERVICES - 0.04%
      42,486    JANUS CAPITAL GROUP INCORPORATED                                                          984,401
                                                                                                  ---------------

FOOD & KINDRED PRODUCTS - 3.05%
     153,577    ANHEUSER-BUSCH COMPANIES INCORPORATED<<                                                 6,568,488
     129,334    ARCHER-DANIELS-MIDLAND COMPANY                                                          4,352,089
      36,454    CAMPBELL SOUP COMPANY                                                                   1,181,110
      60,021    COCA-COLA ENTERPRISES INCORPORATED                                                      1,220,827
     102,718    CONAGRA FOODS INCORPORATED                                                              2,204,328
      38,999    CONSTELLATION BRANDS INCORPORATED CLASS A<<+                                              976,925
      70,458    GENERAL MILLS INCORPORATED                                                              3,570,812
      22,330    HERCULES INCORPORATED<<+                                                                  308,154

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                          VALUE
FOOD & KINDRED PRODUCTS (CONTINUED)
      35,451    HERSHEY FOODS CORPORATION                                                         $     1,851,606
      66,270    HJ HEINZ COMPANY                                                                        2,512,958
      49,729    KELLOGG COMPANY                                                                         2,190,065
      26,233    MCCORMICK & COMPANY INCORPORATED                                                          888,249
      11,354    MOLSON COORS BREWING COMPANY                                                              779,112
      26,749    PEPSI BOTTLING GROUP INCORPORATED                                                         812,902
     327,735    PEPSICO INCORPORATED                                                                   18,939,806
     150,369    SARA LEE CORPORATION<<                                                                  2,688,598
     407,513    THE COCA-COLA COMPANY<<                                                                17,062,569
      49,842    TYSON FOODS INCORPORATED CLASS A                                                          684,829
      35,104    WM. WRIGLEY JR. COMPANY<<                                                               2,246,656

                                                                                                       71,040,083
                                                                                                  ---------------

FOOD STORES - 0.62%
      72,954    ALBERTSON'S INCORPORATED                                                                1,872,729
     143,512    KROGER COMPANY                                                                          2,921,905
      88,958    SAFEWAY INCORPORATED                                                                    2,234,625
     151,005    STARBUCKS CORPORATION+                                                                  5,683,828
      27,482    WHOLE FOODS MARKET INCORPORATED                                                         1,825,904

                                                                                                       14,538,991
                                                                                                  ---------------

FORESTRY - 0.15%
      48,120    WEYERHAEUSER COMPANY                                                                    3,485,332
                                                                                                  ---------------

FURNITURE & FIXTURES - 0.21%
      36,079    LEGGETT & PLATT INCORPORATED                                                              879,245
      82,351    MASCO CORPORATION                                                                       2,675,584
      54,300    NEWELL RUBBERMAID INCORPORATED<<                                                        1,367,817

                                                                                                        4,922,646
                                                                                                  ---------------

GENERAL MERCHANDISE STORES - 1.98%
      22,539    BIG LOTS INCORPORATED<<+                                                                  314,645
      62,634    DOLLAR GENERAL CORPORATION                                                              1,106,743
      30,715    FAMILY DOLLAR STORES INCORPORATED                                                         817,019
      53,848    FEDERATED DEPARTMENT STORES INCORPORATED                                                3,930,904
      45,941    JC PENNEY COMPANY INCORPORATED                                                          2,775,296
      19,743    SEARS HOLDINGS CORPORATION<<+                                                           2,610,814
     173,917    TARGET CORPORATION                                                                      9,045,423
      91,132    TJX COMPANIES INCORPORATED                                                              2,261,896
     494,164    WAL-MART STORES INCORPORATED                                                           23,344,307

                                                                                                       46,207,047
                                                                                                  ---------------

HEALTH SERVICES - 0.54%
      88,748    CAREMARK RX INCORPORATED+                                                               4,364,627
      80,695    HCA INCORPORATED<<                                                                      3,695,024
      47,604    HEALTH MANAGEMENT ASSOCIATION INCORPORATED CLASS A                                      1,026,818
      24,786    LABORATORY CORPORATION OF AMERICA HOLDINGS+                                             1,449,485
      15,641    MANOR CARE INCORPORATED                                                                   693,678

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                          VALUE
HEALTH SERVICES (CONTINUED)
      93,034    TENET HEALTHCARE CORPORATION+                                                     $       686,591
      20,104    WATSON PHARMACEUTICALS INCORPORATED+                                                      577,789

                                                                                                       12,494,012
                                                                                                  ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.95%
      19,102    APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A                                         895,884
      42,195    ARCHSTONE-SMITH TRUST                                                                   2,057,850
      17,750    BOSTON PROPERTIES INCORPORATED                                                          1,655,188
      80,347    EQUITY OFFICE PROPERTIES TRUST                                                          2,698,052
      57,450    EQUITY RESIDENTIAL                                                                      2,688,085
      39,728    KIMCO REALTY CORPORATION                                                                1,614,546
      36,461    PLUM CREEK TIMBER COMPANY<<                                                             1,346,505
      48,167    PROLOGIS                                                                                2,576,934
      16,355    PUBLIC STORAGE INCORPORATED<<                                                           1,328,517
      36,185    SIMON PROPERTY GROUP INCORPORATED<<                                                     3,044,606
      23,473    VORNADO REALTY TRUST<<                                                                  2,253,408

                                                                                                       22,159,575
                                                                                                  ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.34%
      55,478    BED BATH & BEYOND INCORPORATED+                                                         2,130,355
      80,439    BEST BUY COMPANY INCORPORATED                                                           4,498,954
      30,117    CIRCUIT CITY STORES INCORPORATED                                                          737,264
      26,631    RADIO SHACK CORPORATION                                                                   512,114

                                                                                                        7,878,687
                                                                                                  ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.29%
      65,192    HILTON HOTELS CORPORATION                                                               1,659,788
      32,091    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                             2,201,443
      42,695    STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                        2,891,732

                                                                                                        6,752,963
                                                                                                  ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.58%
     149,349    3M COMPANY                                                                             11,304,226
      35,259    AMERICAN STANDARD COMPANIES INCORPORATED                                                1,511,201
     168,476    APPLE COMPUTER INCORPORATED+                                                           10,566,815
     313,850    APPLIED MATERIALS INCORPORATED<<                                                        5,495,514
      67,706    BAKER HUGHES INCORPORATED<<                                                             4,631,090
      15,308    BLACK & DECKER CORPORATION                                                              1,330,112
     132,708    CATERPILLAR INCORPORATED<<                                                              9,529,762
       9,189    CUMMINS INCORPORATED<<                                                                    965,764
      46,862    DEERE & COMPANY                                                                         3,704,441
     465,565    DELL INCORPORATED+                                                                     13,855,214
      40,216    DOVER CORPORATION                                                                       1,952,889
      29,454    EATON CORPORATION<<                                                                     2,149,258
     470,160    EMC CORPORATION+                                                                        6,408,281
      52,279    GATEWAY INCORPORATED+                                                                     114,491
     559,508    HEWLETT-PACKARD COMPANY                                                                18,407,813
      64,780    INGERSOLL-RAND COMPANY CLASS A                                                          2,707,156

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                          VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
     310,040    INTERNATIONAL BUSINESS MACHINES CORPORATION<<                                     $    25,568,999
      21,421    LEXMARK INTERNATIONAL INCORPORATED<<+                                                     972,085
      34,562    NATIONAL-OILWELL VARCO INCORPORATED<<+                                                  2,216,115
      24,711    PALL CORPORATION                                                                          770,736
      23,684    PARKER HANNIFIN CORPORATION                                                             1,909,167
      44,900    PITNEY BOWES INCORPORATED<<                                                             1,927,557
     180,915    SOLECTRON CORPORATION+                                                                    723,660
      14,330    STANLEY WORKS                                                                             725,958
      50,044    SYMBOL TECHNOLOGIES INCORPORATED                                                          529,466

                                                                                                      129,977,770
                                                                                                  ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.44%
      63,688    AON CORPORATION<<                                                                       2,643,689
      32,340    HUMANA INCORPORATED+                                                                    1,702,701
      26,906    JEFFERSON-PILOT CORPORATION                                                             1,505,121
     108,205    MARSH & MCLENNAN COMPANIES INCORPORATED                                                 3,176,899
      59,075    UNUMPROVIDENT CORPORATION<<                                                             1,209,856

                                                                                                       10,238,266
                                                                                                  ---------------

INSURANCE CARRIERS - 5.81%
      63,761    ACE LIMITED                                                                             3,316,210
     112,181    AETNA INCORPORATED                                                                      5,512,574
      98,546    AFLAC INCORPORATED                                                                      4,447,381
     127,588    ALLSTATE CORPORATION                                                                    6,648,611
      20,874    AMBAC FINANCIAL GROUP INCORPORATED                                                      1,661,570
     513,454    AMERICAN INTERNATIONAL GROUP INCORPORATED                                              33,934,175
      39,545    CHUBB CORPORATION                                                                       3,774,175
      23,949    CIGNA CORPORATION                                                                       3,128,218
      34,441    CINCINNATI FINANCIAL CORPORATION                                                        1,448,933
      74,531    GENWORTH FINANCIAL INCORPORATED                                                         2,491,571
      59,831    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                          4,819,387
      34,269    LINCOLN NATIONAL CORPORATION<<                                                          1,870,745
      26,842    LOEWS CORPORATION                                                                       2,716,410
      26,509    MBIA INCORPORATED<<                                                                     1,593,986
     149,937    METLIFE INCORPORATED                                                                    7,252,453
      17,307    MGIC INVESTMENT CORPORATION<<                                                           1,153,166
      55,289    PRINCIPAL FINANCIAL GROUP INCORPORATED                                                  2,698,103
      38,912    PROGRESSIVE CORPORATION                                                                 4,056,965
      97,919    PRUDENTIAL FINANCIAL INCORPORATED                                                       7,423,239
      24,385    SAFECO CORPORATION                                                                      1,224,371
     137,663    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                               5,752,937
      20,487    TORCHMARK CORPORATION                                                                   1,169,808
     268,296    UNITEDHEALTH GROUP INCORPORATED                                                        14,987,015
     130,558    WELLPOINT INCORPORATED+                                                                10,109,106
      34,503    XL CAPITAL LIMITED CLASS A                                                              2,211,987

                                                                                                      135,403,096
                                                                                                  ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                          VALUE
LEATHER & LEATHER PRODUCTS - 0.11%
      75,834    COACH INCORPORATED+                                                               $     2,622,340
                                                                                                  ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.02%
      20,975    LOUISIANA-PACIFIC CORPORATION<<                                                           570,520
                                                                                                  ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.93%
      84,815    AGILENT TECHNOLOGIES INCORPORATED+                                                      3,184,803
      29,998    ALLERGAN INCORPORATED<<                                                                 3,254,783
      36,254    APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                              983,934
      10,636    BAUSCH & LOMB INCORPORATED                                                                677,513
     128,280    BAXTER INTERNATIONAL INCORPORATED                                                       4,978,547
      48,927    BECTON DICKINSON & COMPANY                                                              3,012,925
      48,964    BIOMET INCORPORATED+                                                                    1,739,201
     117,014    BOSTON SCIENTIFIC CORPORATION<<+                                                        2,697,173
      20,574    C.R. BARD INCORPORATED                                                                  1,395,123
      46,929    DANAHER CORPORATION                                                                     2,982,338
      56,815    EASTMAN KODAK COMPANY<<                                                                 1,615,819
      24,410    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED<<+                                         1,661,100
      67,031    GUIDANT CORPORATION<<                                                                   5,232,440
     238,766    MEDTRONIC INCORPORATED                                                                 12,117,374
      10,300    MILLIPORE CORPORATION+                                                                    752,518
      25,873    PERKINELMER INCORPORATED                                                                  607,239
      88,248    RAYTHEON COMPANY                                                                        4,045,288
      35,059    ROCKWELL AUTOMATION INCORPORATED                                                        2,521,093
      72,515    ST. JUDE MEDICAL INCORPORATED+                                                          2,973,115
      57,803    STRYKER CORPORATION<<                                                                   2,562,985
      16,143    TEKTRONIX INCORPORATED                                                                    576,467
      39,186    TERADYNE INCORPORATED+                                                                    607,775
      32,080    THERMO ELECTRON CORPORATION+                                                            1,189,847
      20,675    WATERS CORPORATION+                                                                       892,126
     184,228    XEROX CORPORATION<<+                                                                    2,800,266
      49,012    ZIMMER HOLDINGS INCORPORATED<<+                                                         3,313,211

                                                                                                       68,375,003
                                                                                                  ---------------

MEDICAL MANAGEMENT SERVICES - 0.07%
      31,714    COVENTRY HEALTH CARE INCORPORATED+                                                      1,711,922
                                                                                                  ---------------

MEMBERSHIP ORGANIZATIONS - 0.00%
       4,627    TRONOX INC COMMON CLASS B+                                                                 78,606
                                                                                                  ---------------

METAL MINING - 0.43%
      36,407    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                     2,176,047
      88,381    NEWMONT MINING CORPORATION                                                              4,586,090
      40,261    PHELPS DODGE CORPORATION                                                                3,242,218

                                                                                                       10,004,355
                                                                                                  ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.07%
      19,859    VULCAN MATERIALS COMPANY                                                                1,720,782
                                                                                                  ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                          VALUE
MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.09%
      35,208    HASBRO INCORPORATED                                                               $       742,889
     588,715    JOHNSON & JOHNSON                                                                      34,863,702
      76,899    MATTEL INCORPORATED<<                                                                   1,394,179
      28,138    TIFFANY & COMPANY<<                                                                     1,056,300
     398,676    TYCO INTERNATIONAL LIMITED                                                             10,716,411

                                                                                                       48,773,481
                                                                                                  ---------------

MISCELLANEOUS RETAIL - 1.26%
      61,030    AMAZON.COM INCORPORATED+<<                                                              2,228,205
      93,598    COSTCO WHOLESALE CORPORATION                                                            5,069,268
     161,697    CVS CORPORATION                                                                         4,829,889
      12,185    DILLARDS INCORPORATED CLASS A                                                             317,297
      28,954    EXPRESS SCRIPTS INCORPORATED<<+                                                         2,545,057
      58,491    OFFICE DEPOT INCORPORATED+                                                              2,178,205
     144,144    STAPLES INCORPORATED                                                                    3,678,555
     200,207    WALGREEN COMPANY                                                                        8,634,928

                                                                                                       29,481,404
                                                                                                  ---------------

MOTION PICTURES - 1.44%
     474,853    NEWS CORPORATION CLASS A                                                                7,887,308
     891,222    TIME WARNER INCORPORATED                                                               14,963,618
     380,962    WALT DISNEY COMPANY<<                                                                  10,625,030

                                                                                                       33,475,956
                                                                                                  ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.74%
     216,039    UNITED PARCEL SERVICE INCORPORATED CLASS B                                             17,149,176
                                                                                                  ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.00%
     244,829    AMERICAN EXPRESS COMPANY                                                               12,865,764
      59,563    CAPITAL ONE FINANCIAL CORPORATION<<                                                     4,796,013
      39,518    CIT GROUP INCORPORATED                                                                  2,115,003
     119,282    COUNTRYWIDE FINANCIAL CORPORATION<<                                                     4,377,649
     191,467    FANNIE MAE                                                                              9,841,404
     136,691    FREDDIE MAC                                                                             8,338,151
      82,551    SLM CORPORATION                                                                         4,287,699

                                                                                                       46,621,683
                                                                                                  ---------------

OIL & GAS EXTRACTION - 3.36%
      45,585    ANADARKO PETROLEUM CORPORATION                                                          4,604,541
      65,340    APACHE CORPORATION                                                                      4,280,424
      64,124    BJ SERVICES COMPANY                                                                     2,218,690
      74,354    BURLINGTON RESOURCES INCORPORATED                                                       6,833,876
      73,908    CHESAPEAKE ENERGY CORPORATION                                                           2,321,450
      87,408    DEVON ENERGY CORPORATION                                                                5,346,747
      47,980    EOG RESOURCES INCORPORATED                                                              3,454,560
     102,120    HALLIBURTON COMPANY                                                                     7,456,803
      22,945    KERR-MCGEE CORPORATION                                                                  2,190,789
      31,258    NABORS INDUSTRIES LIMITED+                                                              2,237,448

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                          VALUE
OIL & GAS EXTRACTION (CONTINUED)
      27,130    NOBLE CORPORATION<<                                                               $     2,200,243
      85,212    OCCIDENTAL PETROLEUM CORPORATION                                                        7,894,892
      21,623    ROWAN COMPANIES INCORPORATED<<+                                                           950,547
     116,883    SCHLUMBERGER LIMITED                                                                   14,793,881
      64,481    TRANSOCEAN INCORPORATED<<+                                                              5,177,824
      68,999    WEATHERFORD INTERNATIONAL LIMITED+                                                      3,156,704
      71,846    XTO ENERGY INCORPORATED                                                                 3,130,330

                                                                                                       78,249,749
                                                                                                  ---------------

PAPER & ALLIED PRODUCTS - 0.53%
      20,830    BEMIS COMPANY INCORPORATED                                                                657,811
      97,443    INTERNATIONAL PAPER COMPANY                                                             3,368,605
      91,163    KIMBERLY-CLARK CORPORATION                                                              5,269,221
      35,897    MEADWESTVACO CORPORATION                                                                  980,347
      14,015    OFFICEMAX INCORPORATED                                                                    422,833
      28,343    PACTIV CORPORATION+                                                                       695,537
      21,929    TEMPLE-INLAND INCORPORATED                                                                976,937

                                                                                                       12,371,291
                                                                                                  ---------------

PERSONAL SERVICES - 0.11%
      27,253    CINTAS CORPORATION                                                                      1,161,523
      64,812    H & R BLOCK INCORPORATED                                                                1,403,180

                                                                                                        2,564,703
                                                                                                  ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 5.84%
      15,832    AMERADA HESS CORPORATION                                                                2,254,477
      14,097    ASHLAND INCORPORATED                                                                    1,002,015
     440,371    CHEVRONTEXACO CORPORATION                                                              25,528,307
     272,695    CONOCOPHILLIPS<<                                                                       17,220,689
   1,207,933    EXXON MOBIL CORPORATION                                                                73,514,802
      72,560    MARATHON OIL CORPORATION                                                                5,526,895
      32,663    MURPHY OIL CORPORATION                                                                  1,627,271
      26,342    SUNOCO INCORPORATED                                                                     2,043,349
     123,009    VALERO ENERGY CORPORATION                                                               7,353,478

                                                                                                      136,071,283
                                                                                                  ---------------

PRIMARY METAL INDUSTRIES - 0.51%
     172,460    ALCOA INCORPORATED                                                                      5,270,378
      17,102    ALLEGHENY TECHNOLOGIES INCORPORATED                                                     1,046,300
      24,481    ENGELHARD CORPORATION                                                                     969,693
      30,742    NUCOR CORPORATION                                                                       3,221,454
      21,528    UNITED STATES STEEL CORPORATION                                                         1,306,319

                                                                                                       11,814,144
                                                                                                  ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.97%
     152,855    CBS CORPORATION CLASS B                                                                 3,665,463
      11,678    DOW JONES & COMPANY INCORPORATED<<                                                        458,945
      16,827    E.W. SCRIPPS COMPANY CLASS A                                                              752,335

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                          VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES (CONTINUED)
      47,095    GANNETT COMPANY INCORPORATED<<                                                    $     2,821,933
      13,253    KNIGHT-RIDDER INCORPORATED<<                                                              837,722
      72,634    MCGRAW-HILL COMPANIES INCORPORATED                                                      4,185,171
       8,282    MEREDITH CORPORATION                                                                      462,053
      28,721    NEW YORK TIMES COMPANY CLASS A<<                                                          726,929
      42,720    RR DONNELLEY & SONS COMPANY                                                             1,397,798
      51,791    TRIBUNE COMPANY                                                                         1,420,627
     152,866    VIACOM INCORPORATED CLASS B+                                                            5,931,201

                                                                                                       22,660,177
                                                                                                  ---------------

RAILROAD TRANSPORTATION - 0.77%
      73,777    BURLINGTON NORTHERN SANTA FE CORPORATION                                                6,147,837
      43,407    CSX CORPORATION<<                                                                       2,595,739
      81,547    NORFOLK SOUTHERN CORPORATION                                                            4,409,246
      52,409    UNION PACIFIC CORPORATION                                                               4,892,380

                                                                                                       18,045,202
                                                                                                  ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.07%
      12,131    COOPER TIRE & RUBBER COMPANY                                                              173,959
      16,101    SEALED AIR CORPORATION                                                                    931,765
      35,009    THE GOODYEAR TIRE & RUBBER COMPANY<<+                                                     506,930

                                                                                                        1,612,654
                                                                                                  ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 2.82%
      49,582    AMERIPRISE FINANCIAL INCORPORATED                                                       2,234,165
      23,612    BEAR STEARNS COMPANIES INCORPORATED                                                     3,274,984
     204,117    CHARLES SCHWAB CORPORATION                                                              3,512,854
      82,669    E*TRADE FINANCIAL CORPORATION+                                                          2,230,410
      16,663    FEDERATED INVESTORS INCORPORATED CLASS B                                                  650,690
      30,188    FRANKLIN RESOURCES INCORPORATED                                                         2,844,917
      86,248    GOLDMAN SACHS GROUP INCORPORATED                                                       13,537,486
      53,491    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                   7,731,054
     181,656    MERRILL LYNCH & COMPANY INCORPORATED                                                   14,307,226
     212,412    MORGAN STANLEY                                                                         13,343,722
      26,119    T. ROWE PRICE GROUP INCORPORATED                                                        2,042,767

                                                                                                       65,710,275
                                                                                                  ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.35%
     305,820    CORNING INCORPORATED+                                                                   8,229,616
                                                                                                  ---------------

TOBACCO PRODUCTS - 1.39%
     412,833    ALTRIA GROUP INCORPORATED                                                              29,253,346
      16,921    REYNOLDS AMERICAN INCORPORATED<<                                                        1,785,165
      32,356    UST INCORPORATED                                                                        1,346,010

                                                                                                       32,384,521
                                                                                                  ---------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                          VALUE
TRANSPORTATION BY AIR - 0.40%
      60,112    FEDEX CORPORATION                                                                 $     6,789,050
     140,074    SOUTHWEST AIRLINES COMPANY                                                              2,519,931

                                                                                                        9,308,981
                                                                                                  ---------------

TRANSPORTATION EQUIPMENT - 2.90%
     158,329    BOEING COMPANY                                                                         12,338,579
      18,796    BRUNSWICK CORPORATION                                                                     730,413
     368,757    FORD MOTOR COMPANY<<                                                                    2,935,306
      79,182    GENERAL DYNAMICS CORPORATION                                                            5,066,065
     111,866    GENERAL MOTORS CORPORATION<<                                                            2,379,390
      34,205    GENUINE PARTS COMPANY<<                                                                 1,499,205
      24,412    GOODRICH CORPORATION                                                                    1,064,607
      53,911    HARLEY-DAVIDSON INCORPORATED<<                                                          2,796,903
     164,308    HONEYWELL INTERNATIONAL INCORPORATED                                                    7,027,453
      36,538    ITT INDUSTRIES INCORPORATED                                                             2,054,166
      38,410    JOHNSON CONTROLS INCORPORATED                                                           2,916,471
      70,871    LOCKHEED MARTIN CORPORATION                                                             5,324,538
      12,204    NAVISTAR INTERNATIONAL CORPORATION+                                                       336,586
      69,375    NORTHROP GRUMMAN CORPORATION                                                            4,737,619
      33,488    PACCAR INCORPORATED                                                                     2,360,234
      26,185    TEXTRON INCORPORATED                                                                    2,445,417
     200,868    UNITED TECHNOLOGIES CORPORATION                                                        11,644,318

                                                                                                       67,657,270
                                                                                                  ---------------

TRANSPORTATION SERVICES - 0.03%
      26,081    SABRE HOLDINGS CORPORATION                                                                613,686
                                                                                                  ---------------

WATER TRANSPORTATION - 0.17%
      85,887    CARNIVAL CORPORATION<<                                                                  4,068,467
                                                                                                  ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.08%
      41,347    AMERISOURCEBERGEN CORPORATION                                                           1,995,820
      16,450    BROWN-FORMAN CORPORATION CLASS B                                                        1,266,157
      83,468    CARDINAL HEALTH INCORPORATED                                                            6,220,035
      26,842    DEAN FOODS COMPANY+                                                                     1,042,275
      60,556    MCKESSON CORPORATION                                                                    3,156,784
      60,216    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                    3,445,560
      37,439    NIKE INCORPORATED CLASS B                                                               3,186,059
      26,939    SUPERVALU INCORPORATED<<                                                                  830,260
     122,510    SYSCO CORPORATION                                                                       3,926,445

                                                                                                       25,069,395
                                                                                                  ---------------

WHOLESALE TRADE DURABLE GOODS - 0.09%
      27,425    PATTERSON COMPANIES INCORPORATED+                                                         965,360
      15,124    W.W. GRAINGER INCORPORATED                                                              1,139,593

                                                                                                        2,104,953
                                                                                                  ---------------

TOTAL COMMON STOCKS (COST $1,832,740,086)                                                           2,326,477,440
                                                                                                  ---------------

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                            VALUE
RIGHTS - 0.00%
     32,300   SEAGATE TECHNOLOGY RIGHTS(A)                                                        $             0

TOTAL RIGHTS (COST $0)                                                                                          0
                                                                                                  ---------------
COLLATERAL FOR SECURITIES LENDING - 10.67%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.01%
     85,895   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                       85,895
     65,084   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                              65,084

                                                                                                          150,979
                                                                                                  ---------------

PRINCIPAL                                                  INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 10.66%
$   900,300   AMERICAN GENERAL FINANCE CORPORATION+/-           4.78%        04/13/2007       900,669
    374,825   APRECO LLC                                        4.62         05/15/2006       372,730
    820,373   APRECO LLC                                        4.94         06/15/2006       812,293
    500,167   ASPEN FUNDING CORPORATION                         4.92         04/03/2006       500,167
  5,001,667   ATLAS CAPITAL FUNDING CORPORATION SERIES
              MTN+/-                                            4.62         11/03/2006     5,001,667
    563,088   ATLAS CAPITAL FUNDING LIMITED                     4.80         04/17/2006       562,046
  1,200,400   ATLAS CAPITAL FUNDING LIMITED                     4.62         05/15/2006     1,193,690
  2,500,833   ATLAS CAPITAL FUNDING LIMITED+/-                  4.80         10/20/2006     2,500,833
  2,500,833   ATLAS CAPITAL FUNDING LIMITED+/-                  4.80         12/22/2006     2,500,833
    400,133   ATOMIUM FUNDING CORPORATION                       4.53         04/12/2006       399,657
    347,016   BETA FINANCE INCORPORATED SERIES MTN+/-           4.88         06/02/2006       347,061
 49,816,601   BNP PARIBAS REPURCHASE AGREEMENT
              (MATURITY VALUE $ 49,837,067)                     4.93         04/03/2006    49,816,601
  1,484,895   BUCKINGHAM CDO LLC++                              4.60         04/06/2006     1,484,301
  4,868,222   BUCKINGHAM CDO LLC                                4.82         04/21/2006     4,856,636
  2,500,833   BUCKINGHAM CDO LLC                                4.82         04/25/2006     2,493,556
  2,600,867   BUCKINGHAM II CDO LLC++                           4.83         04/25/2006     2,593,298
 10,003,334   BUCKINGHAM II CDO LLC                             4.83         04/26/2006     9,972,924
  3,001,000   CAIRN HIGH GRADE FUNDING I                        4.59         04/06/2006     2,999,800
    240,080   CAIRN HIGH GRADE FUNDING I                        4.71         04/26/2006       239,350
  4,201,400   CAIRN HIGH GRADE FUNDING I                        4.83         04/27/2006     4,188,082
  2,500,833   CAIRN HIGH GRADE FUNDING I++                      4.83         05/02/2006     2,491,255
  1,300,433   CAIRN HIGH GRADE FUNDING I                        4.77         05/10/2006     1,294,035
  5,030,176   CEDAR SPRINGS CAPITAL COMPANY LLC                 4.78         04/05/2006     5,028,869
  1,380,460   CEDAR SPRINGS CAPITAL COMPANY LLC                 4.69         05/08/2006     1,374,027
    444,848   CEDAR SPRINGS CAPITAL COMPANY LLC                 4.70         05/10/2006       442,660
  2,000,667   CEDAR SPRINGS CAPITAL COMPANY LLC                 4.72         05/12/2006     1,990,283
  1,000,333   CEDAR SPRINGS CAPITAL COMPANY LLC                 4.90         06/07/2006       991,560
  2,662,387   CEDAR SPRINGS CAPITAL COMPANY LLC++               4.92         06/12/2006     2,637,228
  5,501,833   CONCORD MINUTEMEN CAPITAL COMPANY+/-              4.72         04/12/2006     5,501,834
  1,000,333   CONCORD MINUTEMEN CAPITAL COMPANY+/-              4.75         04/18/2007     1,000,333
  3,521,173   CONSOLIDATED EDISON INCORPORATED                  4.90         04/03/2006     3,521,173
    250,083   CORPORATE ASSET SECURITIZATION AUSTRALIA
              LIMITED                                           4.81         04/13/2006       249,753
  3,101,033   CREDIT SUISSE FIRST BOSTON NEW YORK SERIES
              YCD1+/-                                           4.92         05/04/2006     3,099,483
  2,500,833   CULLINAN FINANCE CORPORATION+/-                   4.71         11/15/2006     2,500,733
  2,000,667   DEER VALLEY FUNDING LLC++                         4.51         04/10/2006     1,998,806

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                          PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                INTEREST RATE   MATURITY DATE     VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$ 2,556,352   DEER VALLEY FUNDING LLC                           4.81%        04/17/2006    $ 2,551,623
  6,094,731   DEER VALLEY FUNDING LLC                           4.83         04/19/2006      6,081,810
  1,300,433   DEER VALLEY FUNDING LLC                           4.80         05/03/2006      1,295,271
  5,001,667   DEUTSCHE BANK REPURCHASE AGREEMENT
              (MATURITY VALUE $ 5,003,684)                      4.84         04/03/2006      5,001,667
  4,790,496   EIFFEL FUNDING LLC                                4.91         04/03/2006      4,790,496
    300,100   EIFFEL FUNDING LLC                                4.78         04/17/2006        299,545
  3,603,301   EUREKA SECURITIZATION INCORPORATED                4.88         05/16/2006      3,582,690
     82,427   GALLEON CAPITAL LLC                               4.65         04/03/2006         82,428
    150,050   GEMINI SECURITIZATION INCORPORATED                4.90         05/24/2006        149,028
  2,400,800   GOLDMAN SACHS GROUP INCORPORATED+/-               4.97         06/30/2006      2,400,800
  7,167,389   HARRIER FINANCE FUNDING LLC                       4.62         04/03/2006      7,167,389
  1,600,533   ING USA ANNUITY & LIFE INSURANCE+/-               5.03         06/06/2006      1,600,533
 20,087,670   JP MORGAN CHASE SECURITIES CORPORATION
              REPURCHASE AGREEMENT (MATURITY VALUE
              $ 20,095,923)                                     4.93         04/03/2006     20,087,670
    130,043   K2 (USA) LLC                                      4.63         05/02/2006        129,545
    462,654   K2 (USA) LLC SERIES MTN+/-                        4.87         07/24/2006        462,770
  1,500,500   KAUPTHING BANK HF SERIES MTN+/-++                 4.84         03/20/2007      1,500,200
    200,067   KLIO II FUNDING CORPORATION                       4.58         04/05/2006        200,015
    241,080   KLIO III FUNDING CORPORATION                      4.69         04/19/2006        240,569
    100,033   LEXINGTON PARKER CAPITAL CORPORATION              4.62         05/02/2006         99,650
    379,727   LEXINGTON PARKER CAPITAL CORPORATION              4.69         05/10/2006        377,858
  2,500,833   LIBERTY LIGHT US CAPITAL SERIES MTN+/-            4.81         05/26/2006      2,500,983
    200,067   LINKS FINANCE LLC SERIES MTN1+/-                  4.68         09/12/2006        200,069
    600,200   LIQUID FUNDING LIMITED+/-                         4.94         04/24/2006        600,224
  2,300,767   LIQUID FUNDING LIMITED+/-                         4.71         08/14/2006      2,300,767
  1,500,500   LIQUID FUNDING LIMITED+/-                         4.61         12/01/2006      1,500,500
    600,200   LIQUID FUNDING LIMITED SERIES MTN+/-              4.83         02/20/2007        600,170
  1,000,333   MBIA GLOBAL FUNDING LLC+/-                        4.78         02/20/2007      1,000,273
  5,026,675   MERRILL LYNCH & COMPANY SERIES MTN+/-             4.80         10/27/2006      5,030,445
  3,001,000   MORGAN STANLEY+/-                                 4.94         10/10/2006      3,001,000
    462,654   MORGAN STANLEY SERIES EXL+/-                      4.78         08/13/2010        462,779
  1,722,474   MORTGAGE INTEREST NET TRUST                       4.68         04/03/2006      1,722,474
  2,260,753   MORTGAGE INTEREST NET TRUST                       4.78         05/03/2006      2,251,778
    100,033   NATIONWIDE BUILDING SOC+/-                        4.74         07/21/2006        100,081
  2,206,035   NEWPORT FUNDING CORPORATION                       4.92         04/03/2006      2,206,035
  3,028,909   NIEUW AMSTERDAM RECEIVABLES CORPORATION++         4.78         04/03/2006      3,028,909
  3,501,167   NIEUW AMSTERDAM RECEIVABLES CORPORATION           4.68         04/04/2006      3,500,712
    445,949   NIEUW AMSTERDAM RECEIVABLES CORPORATION           4.93         06/26/2006        440,892
    190,063   NORDEA NORTH AMERICA INCORPORATED                 4.89         05/15/2006        189,001
  5,276,758   NORTHERN ROCK PLC+/-                              4.63         04/21/2006      5,276,020
    395,432   NORTHERN ROCK PLC                                 4.69         04/24/2006        394,333
  5,001,667   NORTHERN ROCK PLC+/-                              4.66         02/05/2007      5,001,717
    404,635   RACERS TRUST 2004-6-MM+/-                         4.79         05/22/2006        404,692
    100,033   SCALDIS CAPITAL LIMITED                           4.93         06/15/2006         99,048
    400,133   TANGO FINANCE CORPORATION                         4.95         06/21/2006        395,868
  1,156,685   TANGO FINANCE CORPORATION SERIES MTN+/-           4.87         10/25/2006      1,157,067

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
  $ 578,293   TRAVELERS INSURANCE COMPANY+/-                   4.77%         02/09/2007    $        578,281
  2,500,833   UNICREDITO ITALIANO SERIES LIB+/-                4.70          03/09/2007           2,500,683
  2,500,833   UNICREDITO ITALIANO SERIES YCD+/-                4.47          04/03/2006           2,500,833
  3,801,267   US BANK NA SERIES BKNT+/-                        4.66          07/28/2006           3,801,381
  1,000,333   WHISTLEJACKET CAPITAL LIMITED+/-                 4.65          06/09/2006           1,000,333
    100,033   WHITE PINE FINANCE LLC                           4.64          04/18/2006              99,835
    500,167   WHITE PINE FINANCE LLC                           4.82          05/05/2006             498,036
    408,336   WHITE PINE FINANCE LLC                           4.84          05/25/2006             405,498
    307,302   WHITE PINE FINANCE LLC                           4.93          06/20/2006             304,067
  2,639,780   WHITE PINE FINANCE LLC                           4.93          06/22/2006           2,611,270
  2,500,833   WHITE PINE FINANCE LLC+/-                        4.70          07/17/2006           2,500,833
  2,400,800   WHITE PINE FINANCE LLC SERIES MTN1+/-            4.81          06/12/2006           2,401,016

                                                                                                248,527,686
                                                                                           ----------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $248,678,665)                                     248,678,665
                                                                                           ----------------

SHORT-TERM INVESTMENTS - 0.96%

SHARES

MUTUAL FUND - 0.90%
 20,878,671   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~&                                         20,878,671
                                                                                           ----------------

PRINCIPAL
US TREASURY BILLS - 0.06%
   $ 95,000   US TREASURY BILL^#                               4.16          05/11/2006              94,560
  1,385,000   US TREASURY BILL^#                               4.48          08/10/2006           1,362,507

                                                                                                  1,457,067
                                                                                           ----------------

TOTAL SHORT-TERM INVESTMENTS (COST $22,336,023)                                                  22,335,738
                                                                                           ----------------
TOTAL INVESTMENTS IN SECURITIES
(COST $2,103,754,774)*                          111.42%                                    $  2,597,491,843

OTHER ASSETS AND LIABILITIES, NET               (11.42)                                        (266,225,840)
                                                ------                                     ----------------

TOTAL NET ASSETS                                100.00%                                    $  2,331,266,003
                                               =======                                     ================

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

&     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $33,742,234.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

               STATEMENT OF ASSETS AND LIABILITIES -- MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                           INDEX
                                                                       PORTFOLIO
--------------------------------------------------------------------------------

ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ..............................       $ 2,306,760,452
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................           248,678,665
   INVESTMENTS IN AFFILIATES ...................................            42,052,726
                                                                       ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .............         2,597,491,843
                                                                       ---------------
   RECEIVABLES FOR DIVIDENDS AND INTEREST ......................             2,760,141
                                                                       ---------------
TOTAL ASSETS ...................................................         2,600,251,984
                                                                       ---------------

LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....                35,700
   PAYABLE FOR INVESTMENTS PURCHASED ...........................            19,934,622
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......               219,528
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .....                 3,386
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................           248,678,665
   ACCRUED EXPENSES AND OTHER LIABILITIES ......................               114,080
                                                                       ---------------
TOTAL LIABILITIES ..............................................           268,985,981
                                                                       ---------------
TOTAL NET ASSETS ...............................................       $ 2,331,266,003
                                                                       ===============
INVESTMENTS AT COST ............................................       $ 2,103,754,774
                                                                       ===============
SECURITIES ON LOAN, AT MARKET VALUE ............................       $   237,866,126
                                                                       ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS --
FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                           INDEX
                                                                       PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT INCOME
   DIVIDENDS(1) ...................................................      $   21,327,761
   INTEREST .......................................................              25,722
   INCOME FROM AFFILIATED SECURITIES ..............................             472,072
   SECURITIES LENDING INCOME, NET .................................             129,583
                                                                         --------------
TOTAL INVESTMENT INCOME ...........................................          21,955,138
                                                                         --------------

EXPENSES
   ADVISORY FEES ..................................................             953,525
   CUSTODY FEES ...................................................             221,031
   PROFESSIONAL FEES ..............................................              50,274
   REGISTRATION FEES ..............................................                 720
   SHAREHOLDER REPORTS ............................................              54,442
   TRUSTEES' FEES .................................................               3,777
   OTHER FEES AND EXPENSES ........................................              22,057
                                                                         --------------
TOTAL EXPENSES ....................................................           1,305,826
                                                                         --------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ...................             (52,180)
   NET EXPENSES ...................................................           1,253,646
                                                                         --------------
NET INVESTMENT INCOME (LOSS) ......................................          20,701,492
                                                                         --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
---------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
     TRANSLATION ..................................................          23,204,909
   FUTURES TRANSACTIONS ...........................................             333,516
                                                                         --------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .........................          23,538,425
                                                                         --------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
---------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
     TRANSLATION ..................................................          91,158,379
   FUTURES TRANSACTIONS ...........................................             (29,150)
                                                                         --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   INVESTMENTS ....................................................          91,129,229
                                                                         ==============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ............         114,667,654
                                                                         --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...      $  135,369,146
                                                                         --------------

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ........................      $            0

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             INDEX PORTFOLIO
                                                                                 ---------------------------------------
                                                                                          FOR THE
                                                                                 SIX MONTHS ENDED               FOR THE
                                                                                   MARCH 31, 2006            YEAR ENDED
                                                                                      (UNAUDITED)     SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...................................................      $  2,151,037,408       $  1,846,126,209

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................            20,701,492             41,951,828
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................            23,538,425             84,611,766
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....            91,129,229            139,639,605
                                                                                 ----------------       ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........           135,369,146            266,203,199
                                                                                 ----------------       ----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ..........................................................           180,455,274            321,376,976
   WITHDRAWALS ............................................................          (135,595,825)          (282,668,976)
                                                                                 ----------------       ----------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTERESTS ...................................................            44,859,449             38,708,000
                                                                                 ----------------       ----------------
NET INCREASE (DECREASE) IN NET ASSETS .....................................           180,228,595            304,911,199
                                                                                 ----------------       ----------------
ENDING NET ASSETS .........................................................      $  2,331,266,003       $  2,151,037,408
                                                                                 ================       ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                     WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                         RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                    ---------------------------------------------------                PORTFOLIO
                                                    NET INVESTMENT        GROSS    EXPENSES         NET        TOTAL    TURNOVER
                                                     INCOME (LOSS)     EXPENSES      WAIVED    EXPENSES    RETURN(2)        RATE
---------------------------------------------------------------------------------------------------------------------------------
INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO MARCH 31, 2006 (UNAUDITED) ....           1.87%        0.12%      0.00%        0.12%       6.34%           3%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............           2.08%        0.12%     (0.08)%       0.04%      12.23%           8%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............           1.71%        0.17%     (0.14)%       0.03%      13.87%           2%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............           1.70%        0.18%     (0.05)%       0.13%      24.42%           3%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............           1.40%        0.18%     (0.05)%       0.13%     (20.52)%          4%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ............           1.23%        0.18%     (0.05)%       0.13%     (26.56)%          2%

(1) DURING EACH PERIOD, VARIOUS FEES AND EXPENSES WERE WAIVED AND REIMBURSED AS INDICATED. THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS REFLECTS THE EXPENSE RATIO IN THE ABSENCE OF ANY WAIVERS AND REIMBURSEMENTS (NOTE 3).

(2) TOTAL RETURN CALCULATIONS DO NOT INCLUDE ANY SALES CHARGES, AND WOULD HAVE BEEN LOWER HAS CERTAIN EXPENSES NOT BEEN WAIVED OR REIMBURSED DURING THE PERIODS SHOWN. RETURNS FOR PERIODS LESS THAN YEAR ARE NOT ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Master Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently has 19 separate investment portfolios (each, a "Fund" and collectively, the "Funds"). These financial statements are for the Index Portfolio.

      Interests in the Funds are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FEDERAL INCOME TAXES

      Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Funds of the Trust are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Fund are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Fund regardless of whether such interest, dividends, or gains have been distributed by the Fund.

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                         WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At March 31, 2006, the following Funds held futures contracts:

                                                                          Net Unrealized
                                                                          Appreciation
   Portfolio        Contracts   Type    Expiration Date  Notional Amount  (Depreciation)
----------------------------------------------------------------------------------------
   INDEX PORTFOLIO   34 Long   S&P 500     June 2006       $11,046,350       $31,700
----------------------------------------------------------------------------------------

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked daily while collateral supporting loans of U.S. Government securities are remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loans plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2005, Wells Fargo Bank, N.A. received 35% of the revenues earned on the securities lending activities and incurred all expenses. The value of the securities on loan and the value of the related collateral at March 31, 2006, are shown on the Statement of Assets and Liabilities.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                           Advisory Fees                                       Subadvisory Fees
                        Average Daily     (% of Average                      Average Daily      (% of Average
   Portfolio              Net Assets     Daily Net Assets)   Subadviser        Net Assets      Daily Net Assets)
----------------------------------------------------------------------------------------------------------------
   INDEX PORTFOLIO*  First $500 million       0.100         Wells Capital  First $100 million       0.050
                      Next $500 million       0.100          Management     Next $100 million       0.030
                        Next $2 billion       0.075         Incorporated    Over $200 million       0.020
                        Next $2 billion       0.075
                        Over $5 billion       0.050
----------------------------------------------------------------------------------------------------------------

      * EFFECTIVE JANUARY 1, 2006. PRIOR TO JANUARY 1, 2006, SUBADVISER(S) WERE ENTITLED TO BE PAID A MONTHLY FEE AT THE FOLLOWING RATES:

                                                             Subadvisory
                                       Average Daily      Fees (% of Average
   Portfolio         Subadviser          Net Assets       Daily Net Assets)
--------------------------------------------------------------------------------
   INDEX PORTFOLIO   Wells Capital   First $200 million         0.020
                      Management      Over $200 million         0.010
                     Incorporated
--------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      Currently, there are no administration or transfer agency fees charged to the Master Trust.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                              % of Average
   Portfolio                                                Daily Net Assets
--------------------------------------------------------------------------------
   INDEX PORTFOLIO                                                0.02
--------------------------------------------------------------------------------

OTHER FEES

      PFPC Inc. ("PFPC") serves as fund accountant for the Trust. PFPC currently does not receive a fee for its services, but is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses in the Statements of Operations, for the year ended, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from custody fees collected, if any.

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the period ended March 31, 2006, were as follows:

   Portfolio                  Purchases at Cost            Sales Proceeds
--------------------------------------------------------------------------------
   INDEX PORTFOLIO              $155,433,837                 $71,287,796
--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)                   WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

---------------------------------------------------------------------------------------------------------------------------------
                                   POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE                    LENGTH OF SERVICE **             PAST FIVE YEARS                           OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
   Thomas S. Goho                  Trustee, since 1987              Chair of Finance, Wake Forest             None
   63                                                               University, since 2006. Benson-
                                                                    Pruitt Professorship, Wake
                                                                    Forest University, Calloway
                                                                    School of Business and
                                                                    Accountancy, since 1999.
---------------------------------------------------------------------------------------------------------------------------------
   Peter G. Gordon                 Trustee, since 1998              Chairman, CEO, and Co-                    None
   63                              (Chairman, since 2005)           Founder of Crystal Geyser
                                                                    Water Company, and President
                                                                    of Crystal Geyser Roxane Water
                                                                    Company.
---------------------------------------------------------------------------------------------------------------------------------
   Richard M. Leach                Trustee, since 1987              Retired. Prior thereto, President         None
   72                                                               of Richard M. Leach Associates
                                                                    (a financial consulting firm).
---------------------------------------------------------------------------------------------------------------------------------
   Olivia S. Mitchell              Trustee, since 2006              Professor of Insurance and Risk           None
   53                                                               Management, Wharton School,
                                                                    University of Pennsylvania.
                                                                    Director of the Boettner Center
                                                                    on Pensions and Retirement.
                                                                    Research Associate and Board
                                                                    Member, Penn Aging Research
                                                                    Center. Research Associate,
                                                                    National Bureau of Economic
                                                                    Research.
---------------------------------------------------------------------------------------------------------------------------------
   Timothy J. Penny                Trustee, since 1996              Senior Counselor to the public            None
   54                                                               relations firm of Himle-Horner,
                                                                    and Senior Fellow at the
                                                                    Humphrey Institute,
                                                                    Minneapolis, Minnesota (a
                                                                    public policy organization).

WELLS FARGO ADVANTAGE INDEX FUND                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                   POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE                    LENGTH OF SERVICE **             PAST FIVE YEARS                           OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
   Donald C. Willeke               Trustee, since 1996              Principal of the law firm of              None
   65                                                               Willeke & Daniels.
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE***

---------------------------------------------------------------------------------------------------------------------------------
                                   POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE                    LENGTH OF SERVICE **             PAST FIVE YEARS                           OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
   J. Tucker Morse                 Trustee, since 1987              Private Investor/Real Estate              None
   61                                                               Developer. Prior thereto,
                                                                    Chairman of White Point
                                                                    Capital, LLC until 2005.
---------------------------------------------------------------------------------------------------------------------------------

OFFICERS

---------------------------------------------------------------------------------------------------------------------------------
                                   POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE                    LENGTH OF SERVICE                PAST FIVE YEARS                           OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
   Karla M. Rabusch                President, since 2003            Executive Vice President of               None
   46                                                               Wells Fargo Bank, N.A. and
                                                                    President of Wells Fargo Funds
                                                                    Management, LLC. Senior Vice
                                                                    President and Chief
                                                                    Administrative Officer of Wells
                                                                    Fargo Funds Management, LLC
                                                                    from 2001 to 2003.
---------------------------------------------------------------------------------------------------------------------------------
   C. David Messman                Secretary, since 2000            Vice President and Managing               None
   45                                                               Senior Counsel of Wells Fargo
                                                                    Bank, N.A. and Senior Vice
                                                                    President and Secretary of Wells
                                                                    Fargo Funds Management, LLC.
                                                                    Vice President and Senior
                                                                    Counsel of Wells Fargo Bank,
                                                                    N.A. from 1996 to 2003.
---------------------------------------------------------------------------------------------------------------------------------
   A. Erdem Cimen                  Treasurer, since 2006            Vice President of Wells Fargo             None
   32                                                               Bank, N.A. and Vice President
                                                                    of Financial Operations for
                                                                    Wells Fargo Funds Management,
                                                                    LLC. Vice President and Group
                                                                    Finance Officer of Wells Fargo
                                                                    Bank, N.A. Auto Finance Group
                                                                    from 2004 to 2006. Vice
                                                                    President of Portfolio Risk
                                                                    Management for Wells Fargo
                                                                    Bank, N.A. Auto Finance Group
                                                                    in 2004. Vice President of
                                                                    Portfolio Research and Analysis
                                                                    for Wells Fargo Bank, N.A. Auto
                                                                    Finance Group from 2001 to
                                                                    2004. Director of Small Business
                                                                    Services Risk Management for
                                                                    American Express Travel Related
                                                                    Services from 2000 to 2001.
---------------------------------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of March 31, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

OTHER INFORMATION (UNAUDITED)                   WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY
AGREEMENTS:

INDEX FUND AND INDEX PORTFOLIO
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees (each, a "Board" and collectively, the "Boards") of Wells Fargo Funds Trust and Wells Fargo Master Trust (each, a "Trust" and collectively, the "Trusts"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and subadvisory agreements and are not "interested persons" of each Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and subadvisory agreements. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Index Fund and Index Portfolio; and (ii) an investment subadvisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Index Fund and Index Portfolio. The investment advisory agreements with Funds Management and the investment subadvisory agreements with Wells Capital Management are collectively referred to as the "Advisory Agreements." The fund and portfolio identified above are collectively referred to as the "Funds."

      More specifically, at meetings held on March 31, 2006, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the March 31, 2006 meetings, the Boards, including the Independent Trustees, met in person and telephonically a number of times, both with Funds Management and in private sessions relating to the advisory contract approvals. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

      Because the Index Fund is a gateway feeder fund that invests all of its assets in the Index Portfolio, which has a substantially similar investment objective and substantially similar investment strategies as Index Fund, information provided to the Boards regarding the Index Fund is also applicable to the Index Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Boards also received and considered responses of Funds Management and Wells Capital Management to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and considered the data and information, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of Funds Management and Wells Capital Management. In this regard, the Boards specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-today portfolio management services for the Funds.

      The Boards evaluated the ability of Funds Management and Wells Capital Management, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Boards considered information regarding each of Funds Management's and Wells Capital Management's compensation program for its personnel involved in the management of the Funds.

      The Boards further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Boards took into account the administrative services provided to the Funds by Funds Management and its affiliates. In considering these matters, the Boards considered not only the specific information presented in connection with the meetings, but also the knowledge gained over the course of interacting with Funds Management about various topics, including Funds Management's oversight of service providers, such as Wells Capital Management.

      Based on the above factors, together with those referenced below, each of the Boards concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Boards considered the performance results for the Funds over various time periods ended December 31, 2005. They also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Funds (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Funds' benchmark index. Lipper is an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in the Funds' Peer Group and Universe. The Boards noted that the

WELLS FARGO ADVANTAGE INDEX FUND                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

performance of the Funds was better than the median performance of the Peer Group for all time periods.

      The Boards received and considered information regarding the Funds' net operating expense ratios and their various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. They also considered comparisons of these fees to the expense information for the Funds' Peer Group and Universe, which comparative data was provided by Lipper. The Boards noted that the net operating expense ratios of the Funds were lower than the Funds' Peer Group's median net operating expense ratios.

      Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUBADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Boards reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Boards took into account the separate administrative services covered by the administration fee rates. The Boards also reviewed and considered the contractual investment subadvisory fee rates (the "Subadvisory Agreement Rates") payable by Funds Management to Wells Capital Management for investment subadvisory services. In addition, the Boards reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Boards received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Boards noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of the Funds' Peer Group. In addition, the Boards concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to the Funds' Peer Group, and reasonable in relation to the services provided.

      The Boards also reviewed and considered the Subadvisory Agreement Rates and concluded that the Subadvisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Boards received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds on the one hand and Funds Management affiliates on the other. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable. The Boards did not consider profitability information with respect to Wells Capital Management, as its separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the agreement.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Boards received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just in respect to a single fund. The Boards concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders/interestholders, most particularly through Advisory Agreement Rate breakpoints applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Boards also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trusts, and those offered by Wells Capital Management to other clients, including other registered investment companies and separate accounts. The Boards concluded that the Advisory Agreement Rates, the Subadvisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER INFORMATION (UNAUDITED)                   WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT
--------------------------------------------------------------------------------

      The Boards received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders/interestholders other financial products offered by Funds Management and its affiliates (including Wells Capital Management)).

      The Boards also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs and the controls applicable to brokerage allocation procedures. The Boards also reviewed Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Boards also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares/interests are offered and sold. The Boards noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Boards reviewed detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services that the Funds receive throughout the year. In this regard, the Boards review reports of Funds Management and Wells Capital Management at each of their quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Boards confer with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Boards concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and its shareholders/interestholders. Accordingly, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

WELLS FARGO ADVANTAGE INDEX FUND                           LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipt
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
REITS      -- Real Estate Investment Trusts
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

[LOGO]
WELLS   ADVANTAGE
FARGO   FUNDS

More information about WELLS FARGO     This report and the financial
ADVANTAGE FUNDS(SM) is available free  statements contained herein are
upon request. To obtain literature,    submitted for the general information
please write, e-mail, visit the Funds' of the shareholders of WELLS FARGO
Web site, or call:                     ADVANTAGE FUNDS. If this report is used
                                       for promotional purposes, distribution
WELLS FARGO ADVANTAGE FUNDS            of the report must be accompanied or
P.O. Box 8266                          preceded by a current prospectus. For a
Boston, MA 02266-8266                  prospectus containing more complete
                                       information, including charges and
E-mail: wfaf@wellsfargo.com            expenses, call 1-800-222-8222 or visit
Web site: www.wellsfargo.com/          the Funds' Web site at
advantagefunds                         www.wellsfargo.com/advantagefunds.
Retail Investment                      Please consider the investment
Professionals: 1-888-877-9275          objective, risks, charges, and expenses
Institutional Investment               of the investment carefully before
Professionals: 1-866-765-0778          investing. This and other information
                                       about WELLS FARGO ADVANTAGE FUNDS can
                                       be found in the current prospectus.
                                       Read the prospectus carefully before
                                       you invest or send money.

                                       Wells Fargo Funds Management, LLC, a
                                       wholly owned subsidiary of Wells Fargo
                                       & Company, provides investment advisory
                                       and administrative services for WELLS
                                       FARGO ADVANTAGE FUNDS. Other affiliates
                                       of Wells Fargo & Company provide
                                       sub-advisory and other services for the
                                       Funds. The Funds are distributed by
                                       WELLS FARGO FUNDS DISTRIBUTOR, LLC,
                                       Member NASD/SIPC, an affiliate of Wells
                                       Fargo & Company.

              -----------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
              -----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo     www.wellsfargo.com/advantagefunds        RT056264 05-31
Advantage Funds, LLC.                                       SEGFNLD/SAR112 03/06
All rights reserved.


ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a)(i) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(a)(ii) There were no significant changes in the Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

ITEM 10. EXHIBITS

(a) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant.

                                             Wells Fargo Funds Trust


                                             By:  /S/ Karla M. Rabusch

                                                    Karla M. Rabusch
                                                    President


                                             By:  /S/ A. Erdem Cimen

                                                       A. Erdem Cimen
                                                       Treasurer

                                             Date: May 23, 2006